UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08894

JNL Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Steven J. Fredricks

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders

ANNUAL REPORT

December 31, 2015

• JNL® Series Trust

• JNL Variable Fund LLC

This report is for the general information of qualified and nonqualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisors IISM, Perspective L Series, Perspective Rewards®, CuriangardSM, Perspective AdvantageSM, Perspective Focus®, Perspective Investor VUL®, Ultimate Investor® VUL, Jackson AdvisorSM VUL, Defined Strategies Variable Annuity®, Fifth Third Perspective, Retirement Latitudes®, Elite Access®, Perspective (New York), Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Curiangard (New York), Perspective Advisors (New York), Perspective Focus (New York), Perspective Investor VUL (New York), Perspective Rewards (New York) and Elite Access (New York). Not all the portfolios are available in all of the products. Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

Issued by Jackson National Life Insurance Company 1 Corporate Way, Lansing, MI 48951

JNL Series Trust and JNL Variable Fund LLC

December 31, 2015

President’s Letter

Dear Investor,

Enclosed is the annual report for the JNL Series Trust and JNL Variable Fund LLC for the year ended December 31, 2015, together with Management’s Discussion of Fund Performance for each of the Funds.

December 2015 marked the much anticipated hike in the U.S. Federal Reserve (“Fed”) Funds rate, which conveyed the Fed’s stance that domestic economic conditions have sufficiently improved to warrant the commencement of interest policy normalization. Throughout 2015, the U.S. economy displayed a positive growth trend, albeit somewhat moderate, across many key factors. The unemployment rate fell to 5.0% in Q4 from 5.5% during Q1 2015. Non-farm payrolls surprised to the upside, the Conference Board’s consumer confidence measure ticked up on job and wage optimism, while domestic industries (such as housing and consumer spending) also remained robust. As 2015 drew to a close, however, an appreciating U.S. Dollar, weaker global demand precipitated by a slowdown in China, and drastically lower commodity prices weighed on the manufacturing sector, which slipped to contractionary levels. Against this backdrop, U.S. inflation expectations also remained fairly muted.

Domestic equities, as represented by the Russell 3000 Index, eked out their seventh consecutive year of gains, returning 0.48% for the year on a total return basis. After reaching new record highs in May, equities suffered a correction in the 3rd quarter, initially triggered by a surprise devaluation of the Chinese Yuan. Blue chip, large-cap equities broadly outperformed small- and mid-cap equities, despite earnings pressure from a stronger U.S. Dollar, which created headwinds for large multi-national companies. Consumer discretionary was the leading sector, returning 10.11%, while energy returned -21.12% due to sharply falling oil prices. From a style standpoint, growth significantly outperformed value equities, due in part to the significantly higher energy exposure within value equity indices.

Despite the continued growth in the U.S., most international markets were hampered by slowing growth, geopolitical tensions, falling commodity prices and deflation in some areas, including the Eurozone. Growth was also mixed for emerging market countries. Developed international equities, as represented by the Morgan Stanley Capital International (“MSCI”) EAFE Index, returned -0.81% during the year (in U.S. Dollar terms). However, in local currency terms, it returned 5.33%, reflecting slightly improving corporate fundamentals in addition to continued accommodative monetary policy by the European Central Bank and the Bank of Japan. Japanese equities fared the best, returning 9.57% (in U.S. Dollar terms). Australian equities, which were hampered by a commodity downturn, returned -9.95% (in U.S. Dollar terms).

Emerging market equities suffered their worst performance year since 2011, returning -14.92%. There were numerous headwinds for the asset class during 2015, including a strengthening U.S. Dollar, a slowdown of growth in China, sharply lower commodity prices, deteriorating fundamentals in certain countries, heightened geopolitical tensions and investor outflows. Within the “BRIC” countries, returns varied significantly: Brazilian equities returned -41.37%, Chinese equities returned -7.82%, Indian equities returned -6.12%, and Russian equities returned 4.21% (all in U.S. Dollar terms).

U.S. bonds, as represented by the Barclays U.S. Aggregate Bond Index, managed a slightly positive return of 0.55%. Treasury yields rose across the board, especially at the front end of the yield curve, as markets priced in an eventual Fed tightening that occurred late in the year. Agency mortgages and Treasuries were the leading sectors, returning 1.51% and 0.84% as measured by the Barclays U.S. Agency Fixed Rate MBS Index and Barclays U.S. Treasury Index, respectively. Meanwhile, both investment grade corporate and high yield bonds underperformed, with the latter falling sharply due in part to exposure to poor performing energy and materials sectors as well as pickup on volatility that led to spread widening. High yield bonds, as represented by the Barclays U.S. Corporate High Yield Bond Index, returned -4.47%. Non-U.S. Dollar bonds, including emerging markets debt, significantly underperformed due in part to a strengthening U.S. Dollar. For the second consecutive year, local currency emerging markets debt was the worst performing sector for the year, down 14.92% as measured by the JPMorgan GBI – Emerging Markets Global Diversified Index.

Alternative assets were mixed during the year and generally underperformed the broad market. A strengthening U.S. Dollar created significant headwinds for various alternative assets including commodities and global infrastructure. Commodities suffered their worst year since 2008, as the Bloomberg Commodity Index returned -24.66%. Global developed real estate managed to produce a slightly positive return of 0.05%, as measured by the FTSE/EPRA NAREIT Developed Index. Most alternative strategies also produced negative returns during the year, with the Wilshire Liquid Alternative Index returning -3.47%. Relative value strategies returned -2.80%; multi-strategy funds returned -2.95%, global macro strategies returned -2.96%, event driven strategies returned -4.00%, and equity hedged strategies returned -5.04%, all as measured by their respective Wilshire Liquid Alternative sub-index.

Looking ahead to 2016, we expect divergent economic growth and monetary policy among major developed and emerging market countries. Our base case is that the U.S. will have another year of modest gross domestic product (“GDP”) growth and the Fed will continue on the path of rate normalization in a gradual fashion. Meanwhile, Europe and Japan will likely continue their quantitative easing programs, which should be supportive of modest economic growth. We continue to expect weakness within emerging markets as China’s economy pivots more toward services and less infrastructure spending, which will present challenging conditions for countries tied to the commodity complex. How China transitions its economy and the impact of Fed rate normalization will be critical issues to monitor over the course of the year that could impact our outlook.

Ultimately, these converging trends may lead to heightened volatility in 2016. While this may cause gyrations in returns and uncertainty over the short term, it could also present long-term opportunities for active managers who are able to take advantage of valuation anomalies that are presented by dislocations.

Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

Trustee, President and Chief Executive Officer

JNL Series Trust

JNL Variable Fund LLC

Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2015

Domestic Equity
S&P 500 Index	1.38%
Russell 1000 Index	0.92
Russell 2000 Index	-4.41
Russell 3000 Index	0.48

Fixed Income
Barclays Global Aggregate Bond Index	-3.15%
Barclays U.S. Aggregate Bond Index	0.55
Barclays U.S. Corporate High Yield Bond Index	-4.47

Developed International Equity
MSCI All Country World ex-U.S. Index	-5.66%
MSCI EAFE Index	-0.81

Emerging Markets
MSCI Emerging Markets Index	-14.92%

Alternative Assets
Bloomberg Commodity Index	-24.66%
FTSE EPRA/NAREIT Developed Index	0.05

Alternative Strategy
Wilshire Liquid Alternative Index	-3.47%

Domestic Equity: It was an up and down year for U.S. equities in 2015. After posting notable gains across the market-cap spectrum during the first half of the year, stocks corrected sharply during the third quarter before rebounding in the fourth to finish the year with a slight overall gain. Economic concerns and a surprise currency devaluation in China sparked the late summer correction, while the U.S. Federal Reserve’s (“Fed”) first interest rate hike in nine years added to market volatility in December. Large-cap and higher-quality stocks outperformed, especially during the choppier second half of the year, as evident by the stronger gains of the S&P 500 Index versus the small-cap oriented Russell 2000 Index. The continued sharp decline in oil prices battered a suddenly fragile energy sector, the worst performing area of the market. From a style standpoint, growth stocks significantly outperformed value stocks due in part to the significantly higher energy exposure within value indices.

Fixed Income: U.S. bonds managed a modestly positive return for 2015, despite rising Treasury yields across the board and the Fed’s much anticipated rate hike in December. Government-backed mortgage securities and U.S. Treasuries were the leading sectors, returning 1.51% and 0.84%, respectively. Corporate bonds, both investment grade and high yield, fell sharply, with high-yield bonds negatively affected by falling energy prices that raised concerns about the stability of energy companies and their ability to service their debt. Foreign bonds, especially emerging markets debt, significantly underperformed in the face of the continued strength of the U.S. Dollar that reduced the value of locally-priced debt securities.

Developed International Equity: After outperforming U.S. equities for much of 2015, developed international stocks eventually succumbed to the stronger U.S. Dollar during the last two months of the year to finish in negative territory. Performance in local currency terms was strong, however—up 5.33%—reflecting slightly improving corporate fundamentals in addition to continued accommodative monetary policy by the European Central Bank and the Bank of Japan. Japanese equities fared the best, returning 9.57%, while Australian equities, which were hampered by a commodity downturn, returned -9.95%.

Emerging Markets: Emerging market equities suffered their worst year since 2011, falling nearly 15% during the year. The strengthening U.S. Dollar, a slowdown of growth in China, sharply lower commodity prices, deteriorating fundamentals in certain countries, heightened geopolitical tensions, and large outflows of investor assets all contributed to the sharp decline. Brazilian equities fell -41.37% amid the fallout of an ongoing corruption and bribery scandal that has shaken confidence in the government and helped to throw the economy into recession. Chinese and Indian equity markets also posted hefty losses for the year.

Alternative Assets: Alternative assets were shaken by the ongoing onslaught to commodities. The sector suffered its worst year since 2008 in losing nearly 25% in 2015. Again, a strong U.S. Dollar was the main culprit in bringing down commodities, as well as associated plays on global infrastructure. Global developed real estate managed to finish flat after struggling for much of the year at the prospect of rising U.S. interest rates.

Alternative Strategy: Most alternative investment strategies produced negative returns during the year, with the Wilshire Liquid Alternative Index returning -3.47%. Relative value, global macro, event driven, and equity hedged strategies all underperformed the mainstay benchmarks for traditional U.S. stock and bond investments, the S&P 500 Index and Barclays U.S. Aggregate Bond Indexes.

JNL/American Funds Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Blue Chip Income and Growth Fund

Portfolio Composition†:

Domestic Equity	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/American Funds Blue Chip Income and Growth Fund underperformed its benchmark by posting a return of -3.32% for Class A shares compared to 1.38% for the S&P 500 Index.

The Fund seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Blue Chip Income and Growth FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Bond Fund

Portfolio Composition†:

Global Fixed Income	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/American Funds Global Bond Fund underperformed its benchmark by posting a return of -4.24% for Class A shares compared to -3.16% for the Barclays Global Aggregate Bond Index.

The Fund seeks, over the long term, a high level of total return consistent with prudent investment management thought exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Bond FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master

Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Small Capitalization Fund

Portfolio Composition†:

Global Equity	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, the JNL/American Funds Global Small Capitalization Fund outperformed its benchmark by posting a return of -0.05% for Class A shares compared to

-1.04% for the MSCI All Country World Small Cap Index.

The Fund seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series – Global Small Capitalization FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Growth-Income Fund

Portfolio Composition†:

Domestic Equity	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/American Funds Growth-Income Fund underperformed its benchmark by posting a return of

1.02% for Class A shares compared to 1.38% for the S&P 500 Index.

The Fund seeks long term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Growth Income FundSM (“Master

Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds International Fund

Portfolio Composition†:

International Equity	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/American Funds International Fund outperformed its benchmark by posting a return of -4.84% for

Class A shares compared to -5.66% for the MSCI All Country World ex USA Index.

The Fund seeks long term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM (“Master Fund”). The

performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds New World Fund

Portfolio Composition†:

Emerging Markets Equity	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/American Funds New World Fund underperformed its primary benchmark by posting a return of -3.57% for Class A shares compared to

-2.37% for the MSCI All Country World Index and outperformed its other benchmark, the MSCI Emerging Markets Index, which returned -14.92%.

The Fund seeks long term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Ser-

ies® – New World Fund® (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Master Feeder Funds (continued) Capital Research and Management Company (Unaudited)

JNL/American Funds Blue Chip Income and Growth Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-3.32%
5 Year	10.52
Since Inception	9.98
(Inception date May 3, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	-3.11%
5 Year	10.74
Since Inception	10.20
(Inception date May 3, 2010)

JNL/American Funds Global Bond Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-4.24%
5 Year	0.74
Since Inception	1.44
(Inception date May 3, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	-4.12%
5 Year	0.97
Since Inception	1.68
(Inception date May 3, 2010)

JNL/American Funds Global Small Capitalization Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-0.05%
5 Year	4.33
Since Inception	5.83
(Inception date May 3, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	0.18%
5 Year	4.57
Since Inception	6.06
(Inception date May 3, 2010)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/American Funds Master Feeder Funds (continued) Capital Research and Management Company (Unaudited)

JNL/American Funds Growth-Income Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	1.02%
5 Year	11.07
Since Inception	10.57
(Inception date May 3, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	1.30%
5 Year	11.30
Since Inception	10.79
(Inception date May 3, 2010)

JNL/American Funds International Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-4.84%
5 Year	2.35
Since Inception	3.55
(Inception date May 3, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	-4.74%
5 Year	2.56
Since Inception	3.77
(Inception date May 3, 2010)

JNL/American Funds New World Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-3.57%
5 Year	-0.26
Since Inception	2.05
(Inception date May 3, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	-3.33%
5 Year	-0.03
Since Inception	2.27
(Inception date May 3, 2010)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL Alt Funds Jackson National Asset Management, LLC (Unaudited)

The investment objective of JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund and JNL Alt 65 Fund (collectively “JNL Alt Funds”) is long term growth of capital and income through investment in other funds. Each Fund seeks to achieve its objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and Jackson Variable Series Trust. Each JNL Alt Fund has a target percentage allocation among the Underlying Funds that are categorized as investing in traditional asset classes and non-traditional asset classes. The Schedule of Investments and Financial Statements for the Underlying Funds are available at jackson.com or on the SEC’s website at www.sec.gov.

During the year, there were two broad reallocation trades within the Funds, as the portfolio managers reviewed their strategic asset allocation and incorporated revised capital market assumptions. The overall mix between equity, fixed income and alternatives remained roughly the same, although there were changes made within each asset class. Within the alternatives sleeve, the Funds’ exposure to real assets and equity-sensitive strategies were further reduced in favor of more idiosyncratic alternative strategies. The Funds added positions in newly launched Underlying Funds, including JNL Multi-Manager Alternative Fund and JNL/Westchester Capital Event Driven Fund. The Funds also initiated positions in JNL/T. Rowe Price Established Growth Fund, JNL/Scout Unconstrained Bond Fund and JNL/S&P Mid 3 Fund. The Funds sold or reduced their positions in JNL/AQR Risk Parity Fund, JNL/DFA U.S. Micro Cap Fund, JNL/Mellon Capital Nasdaq 25 Fund, JNL/Mellon Capital S&P 24 Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund and JNL/Van Eck International Gold Fund. These changes were part of a broader rebalance toward a mix of high conviction active strategies and low cost index strategies.

JNL Institutional Alt 20 Fund

Portfolio Composition†:

Domestic Equity	31.8%
Domestic Fixed Income	19.5
Alternative	19.5
International Equity	16.8
Global Fixed Income	7.6
Emerging Markets Equity	2.6
Global Equity	2.2

Total Investments	100.0%

†Total Investments as of December 31, 2015

JNL Institutional Alt 20 Fund allocates approximately 80% of its assets to the traditional investment categories creating a “core” component of its portfolio. The Fund then allocates approximately 20% of its assets to non-traditional investment categories creating an “alt” component of its portfolio. Among the traditional investment categories, the Fund typically allocates approximately 20% to 40% of its assets in Underlying Funds investing in fixed income securities, 20% to 40% of its assets in Underlying Funds investing in U.S. equity securities and 5% to 30% of its assets in Underlying Funds investing in international securities.

For the year ended December 31, 2015, JNL Institutional Alt 20 Fund underperformed its primary benchmark by posting a return of -2.23% for Class A shares compared to -1.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of -1.51% for the 20% Wilshire Liquid Alternative Index, 50% MSCI All Country World Index and 30% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -72 basis points (“bps”). The Fund’s underperformance was primarily attributable to the performance of the Underlying Funds relative to their respective benchmarks, which detracted -61 bps. The most significant individual detractors were JNL/S&P Mid 3 Fund (-10.61%, -843 bps underperformance), JNL/Mellon Capital Nasdaq 25 Fund (1.43%, -834 bps underperformance), JNL/The London Company Focused U.S. Equity Fund (-1.42%, -243 bps underperformance) and JNL/Lazard Emerging Markets Fund (-18.69%, -377 bps underperformance). Also detracting from relative performance were the Fund’s overweight exposures to global bonds, high yield bonds, commodities and global infrastructure, all of which significantly underperformed their broad market indices and detracted -58 bps.

The primary contributors to relative performance were the Fund’s underweight to international equities, along with strong relative performance from JNL/WCM Focused International Equity Fund (5.78%, 1,144 bps outperformance), JNL/T. Rowe Price Value Fund (-1.84%, 199 bps outperformance) and JNL/DoubleLine Total Return Fund (1.69%, 114 bps outperformance).

JNL Institutional Alt 35 Fund

Portfolio Composition†:

Alternative	33.7%
Domestic Equity	24.8
Domestic Fixed Income	16.9
International Equity	13.9
Global Fixed Income	6.6
Emerging Markets Equity	2.1
Global Equity	2.0

Total Investments	100.0%

†Total Investments as of December 31, 2015

JNL Institutional Alt 35 Fund allocates approximately 65% of its assets to the traditional investment categories creating a “core” component of its portfolio. The Fund then allocates approximately 35% of its assets to non-traditional investment categories creating an “alt” component of its portfolio. Among the traditional investments categories, the Fund typically allocates approximately 15% to 35% of its assets in Underlying Funds investing in fixed income securities, 15% to 35% of its assets in Underlying Funds investment in U.S. equity securities and 5% to 25% of its assets in Underlying Funds investing in international securities.

For the year ended December 31, 2015, JNL Institutional Alt 35 Fund underperformed its primary benchmark by posting a return of -2.29% for Class A shares compared to -1.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of -1.85% for the 35% Wilshire Liquid Alternative Index, 40% MSCI All Country World Index and 25% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -44 bps. The Fund’s underperformance was primarily attributable to the Fund’s overweight exposures to global bonds, high yield bonds, commodities and global infrastructure, all of which significantly underperformed their broad market indices and detracted -75 bps. Also detracting from relative performance was the underperformance of the Underlying Funds relative to their respective benchmarks, which detracted -44 bps. The most significant individual detractors were JNL/Brookfield Global Infrastructure and MLP Fund (-18.55%, -401 bps underperformance), JNL/PPM America Long Short Credit Fund (-3.74%, -379 bps underperformance), JNL/Franklin Templeton Global Growth Fund (-6.43%, -556 bps underperformance) and JNL/Lazard Emerging Markets Fund (-18.69%, -377 bps underperformance).

The primary contributors to relative performance were the Fund’s underweight to international equities, along with strong relative performance from JNL/WCM Focused International Equity Fund (5.78%, 1,144 bps outperformance), JNL/Boston Partners Global Long Short Equity Fund (5.98%, 685 bps outperformance) and JNL/T. Rowe Price Value Fund (-1.84%, 199 bps outperformance).

JNL Alt Funds (continued) Jackson National Asset Management, LLC (Unaudited)

JNL Institutional Alt 50 Fund

Portfolio Composition†:

Alternative	48.8%
Domestic Equity	18.9
Domestic Fixed Income	13.6
International Equity	10.8
Global Fixed Income	5.3
Emerging Markets Equity	1.5
Global Equity	1.1

Total Investments	100.0%

†Total Investments as of December 31, 2015

JNL Institutional Alt 50 Fund allocates approximately 50% of its assets to the traditional investment categories creating a “core” component of its portfolio. The Fund then allocates approximately 50% of its assets to non-traditional investment categories creating an “alt” component of its portfolio. Among the traditional investments categories, the Fund typically allocates approximately 10% to 30% of its assets in Underlying Funds investing in fixed income securities, 10% to 35% of its assets in Underlying Funds investing in U.S. equity securities and 5% to 20% of its assets in Underlying Funds investing in international securities.

For the year ended December 31, 2015, JNL Institutional Alt 50 Fund underperformed its primary benchmark by posting a return of -2.05% for Class A shares compared to -1.21% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of -2.19% for the 50% Wilshire Liquid Alternative Index, 30% MSCI All Country World Index and 20% Barclays U.S. Aggregate Bond Index.

The Fund outperformed its blended benchmark by 14 bps. The primary contributors to relative performance were the Fund’s underweight to international equities and overweight to various alternative strategies that outperformed the broader market, including long/short equity, currency and managed futures. The Fund was also helped by strong relative performance from JNL/Boston Partners Global Long Short Equity Fund (5.98%, 685 bps outperformance), JNL/WCM Focused International Equity Fund (5.78%, 1,144 bps outperformance) and JNL/AQR Managed Futures Strategy Fund (2.19%, 214 bps outperformance).

The primary detractor from relative performance was the Fund’s overweight exposures to global bonds, high yield bonds, commodities and global infrastructure, all of which underperformed their broad market indices and detracted -82 bps. The most significant individual detractors from relative performance were JNL/Brookfield Global Infrastructure and MLP Fund (-18.55%, -401 bps underperformance), JNL/PPM America Long Short Credit Fund (-3.74%, -379 bps underperformance) and JNL/Nicholas Convertible Arbitrage Fund (-2.96%, -301 bps underperformance).

JNL Alt 65 Fund

Portfolio Composition†:

Alternative	64.8%
Domestic Equity	15.5
International Equity	9.5
Domestic Fixed Income	6.3
Global Fixed Income	1.9
Emerging Markets Equity	1.0
Global Equity	1.0

Total Investments	100.0%

†Total Investments as of December 31, 2015

JNL Alt 65 Fund allocates approximately 35% of its assets to the traditional investment categories creating a “core” component of its portfolio. The Fund then allocates approximately 65% of its assets to non-traditional investment categories creating an “alt” component of its portfolio. Among the traditional investments categories, the

Fund typically allocates approximately 5% to 20% of its assets in Underlying Funds investing in fixed income securities, 5% to 25% of its assets in Underlying Funds investing in U.S. equity securities and 0% to 15% of its assets in Underlying Funds investing in international securities.

For the year ended December 31, 2015, JNL Alt 65 Fund underperformed its primary benchmark by posting a return of -1.80% for Class A shares compared to -1.21% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of -2.68% for the 65% Wilshire Liquid Alternative Index, 25% MSCI All Country World Index and 10% Barclays U.S. Aggregate Bond Index.

The Fund outperformed its blended benchmark by 88 bps. The primary contributors to relative performance were the Fund’s underweight to international equities and overweight to various alternative strategies that outperformed the broader market, including long/short equity, currency and managed futures. The Fund was also helped by strong relative performance from JNL/Boston Partners Global Long Short Equity Fund (5.98%, 685 bps outperformance), JNL/WCM Focused International Equity Fund (5.78%, 1,144 bps outperformance) and JNL/AQR Managed Futures Strategy Fund (2.19%, 214 bps outperformance).

The primary detractor from relative performance was the Fund’s overweight exposures to global bonds, high yield bonds, commodities and global infrastructure, all of which underperformed their broad market indices and detracted -78 bps. The most significant individual detractors from relative performance were JNL/Brookfield Global Infrastructure and MLP Fund (-18.55%, -401 bps underperformance), JNL/PPM America Long Short Credit Fund (-3.74%, -379 bps underperformance) and JNL/Nicholas Convertible Arbitrage Fund (-2.96%, -301 bps underperformance).

JNL Alt Funds (continued) Jackson National Asset Management, LLC (Unaudited)

JNL Institutional Alt 20 Fund (Class A)

1 20% Wilshire Liquid Alternative Index, 50% MSCI All Country World Index and 30% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for Class A Shares
1 Year	-2.23%
5 Year	4.27
Since Inception	8.88
(Inception date April 6, 2009)

JNL Institutional Alt 35 Fund (Class A)

1 35% Wilshire Liquid Alternative Index, 40% MSCI All Country World Index and 25% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for Class A Shares
1 Year	-2.29%
5 Year	3.70
Since Inception	9.26
(Inception date April 6, 2009)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Alt Funds (continued) Jackson National Asset Management, LLC (Unaudited)

JNL Institutional Alt 50 Fund (Class A)

1 50% Wilshire Liquid Alternative Index, 30% MSCI All Country World Index and 20% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for Class A Shares
1 Year	-2.05%
5 Year	3.09
Since Inception	9.25
(Inception date April 6, 2009)

JNL Alt 65 Fund (Class A)

1 65% Wilshire Liquid Alternative Index, 25% MSCI All Country World Index and 10% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for Class A Shares
1 Year	-1.80%
5 Year	2.78
Since Inception	9.61
(Inception date April 6, 2009)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Funds of Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its objective by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of American Funds Insurance Series®. The Schedule of Investments and Financial Statements for the Underlying Funds are available on the SEC’s website at www.sec.gov.

There were no significant allocation changes made during the year. At year end, both the Funds were positioned with a roughly neutral allocation to equities and fixed income, relative to their blended benchmarks. Within equities, the Funds are positioned with a modest overweight towards domestic large cap equities. In addition, the Funds are positioned with a modest tilt towards growth equities, which is primarily a function of how the Underlying Funds are managed. Within fixed income, the Funds remain overweight to corporate bonds and global bonds, while remaining underweight to Treasuries.

JNL/American Funds Balanced Allocation Fund

Portfolio Composition†:

Domestic Equity	32.2%
Domestic Fixed Income	32.1
Global Equity	17.5
Global Fixed Income	8.0
Emerging Markets Equity	7.4
International Equity	2.8

Total Investments	100.0%

†Total Investments as of December 31, 2015

The investment objective of JNL/American Funds Balanced Allocation Fund is to seek a balance between current income and growth of capital. The Fund allocates approximately 50% to 80% of its assets to Underlying Funds that invest primarily in equity securities and 20% to 50% of its assets to Underlying Funds that invest primarily in fixed income securities.

For the year ended December 31, 2015, JNL/American Funds Balanced Allocation Fund outperformed its primary benchmark by posting a return of -0.15% for Class A shares compared to -1.21% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of -0.98% for the 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

The Fund outperformed its blended benchmark by 83 basis point (“bps”). The primary contributor to relative performance was the strong performance of the Underlying Funds relative to their respective benchmarks, which contributed a total of 205 bps. Although the fixed income Underlying Funds broadly underperformed their respective benchmarks, the equity Underlying Funds significantly outperformed their respective benchmarks. The most significant individual contributors to relative performance were

American Funds Insurance Series – New World Fund (-2.96%, 1,196 bps outperformance), American Funds Insurance Series – Growth Fund (7.12%, 573 bps outperformance), American Funds Insurance Series – Global Growth Fund (7.24%, 960 bps outperformance) and American Funds Insurance Series – Global Small Cap Fund (0.50%, 154 bps outperformance). Also contributing to relative performance was the Fund’s modest overweight to domestic equities and underweight to international equities.

The primary detractor from relative performance was the Fund’s positioning within fixed income, including overweight to high yield bonds and global bonds that detracted -82 bps. The most significant individual detractor was American Funds Insurance Series – High-Income Bond Fund (-6.94%, -251 bps underperformance).

JNL/American Funds Growth Allocation Fund

Portfolio Composition†:

Domestic Equity	39.5%
Global Equity	25.4
Domestic Fixed Income	13.4
Emerging Markets Equity	10.3
Global Fixed Income	6.7
International Equity	4.7

Total Investments	100.0%

†Total Investments as of December 31, 2015

The investment objective of JNL/American Funds Growth Allocation Fund is to seek capital growth with secondary emphasis on current income. The Fund allocates approximately 70% to 100% of its assets to Underlying Funds that invest primarily in equity securities and 0% to 30% to Underlying Funds that invest primarily in fixed income securities.

For the year ended December 31, 2015, JNL/American Funds Growth Allocation Fund outperformed its primary benchmark by posting a return of 0.37% for Class A shares compared to -1.89% for the Dow Jones Moderately Aggressive Index. The Fund outperformed its blended benchmark return of -1.63% for the 80% MSCI All Country World Index and 20% Barclays Capital U.S. Aggregate Bond Index.

The Fund outperformed its blended benchmark by 200 bps. The primary contributor to relative performance was the strong performance of the Underlying Funds relative to their respective benchmarks, which contributed a total of 307 bps. Although the fixed income Underlying Funds broadly underperformed their respective benchmarks, the equity Underlying Funds significantly outperformed their respective benchmarks. The most significant individual contributors to relative performance were American Funds Insurance Series – New World Fund (-2.96%, 1,196 bps outperformance), American Funds Insurance Series – Growth Fund (7.12%, 573 bps outperformance), American Funds Insurance Series – Global Growth Fund (7.24%, 960 bps outperformance) and American Funds Insurance Series – Global Small Cap Fund (0.50%, 154 bps outperformance). Also contributing to relative performance was the Fund’s modest overweight to domestic equities and underweight to international equities.

The primary detractor from relative performance was the Fund’s positioning within fixed income, including overweight to high yield bonds and global bonds that detracted -59 bps. The most significant individual detractor was American Funds Insurance Series – High-Income Bond Fund (-6.94%, -251 bps underperformance).

JNL/American Funds Funds of Funds (continued) Jackson National Asset Management, LLC (Unaudited)

JNL/American Funds Balanced Allocation Fund (Class A)

1 60% MSCI All Country World ex USA Index, 40% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for Class A Shares
1 Year	-0.15%
Since Inception	6.28
(Inception date April 30, 2012)

JNL/American Funds Growth Allocation Fund (Class A)

1 80% MSCI All Country World ex USA Index, 20% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for Class A Shares
1 Year	0.37%
Since Inception	7.81
(Inception date April 30, 2012)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Disciplined Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its investment objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and Jackson Variable Series Trust. The Schedule of Investments and Financial Statements for the Underlying Funds are available at jackson.com or on the SEC’s website at www.sec.gov.

During the year, the Funds’ allocation to equities, particularly small cap and mid cap equities, decreased as a result of revised capital market assumptions by the portfolio management team. The Funds added new exposure to JNL/DoubleLine Shiller Enhanced CAPE Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Value Fund and JNL/WCM Focused International

Equity Fund. The Funds sold off their exposure to JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital 25 Fund, JNL/PIMCO Real Return Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Dividend Income & Growth Fund. These changes were part of a broader rebalance toward a mix of high conviction active strategies and low cost index strategies.

Relative to their blended benchmarks, the Funds are positioned with a modest overweight to fixed income, along with an underweight to domestic equities and international equities. Within equities, the Funds are slightly overweight to small cap and mid cap issuers. Within fixed income, the Funds remain overweight to corporate bonds and global bonds, and remain underweight Treasuries.

JNL Disciplined Moderate Fund

Portfolio Composition†:

Domestic Equity	35.3%
Domestic Fixed Income	33.2
International Equity	14.5
Global Fixed Income	9.0
Domestic Balanced	5.0
Emerging Markets Equity	3.0

Total Investments	100.0%

†Total Investments as of December 31, 2015

The investment objective for JNL Disciplined Moderate Fund is to seek capital growth. Current income is a secondary objective. The Fund allocates approximately 40% to 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 60% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2015, JNL Disciplined Moderate Fund underperformed its primary benchmark by posting a return of -1.81% for Class A shares compared to -1.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark of -0.49% for the 40% Russell 3000 Index, 20% MSCI All Country World ex USA Index and 40% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -132 basis point (“bps”). The Fund’s underperformance was primarily attributable to its overweight exposure to global bonds, high yield bonds, bank loans, mid cap equities and small cap equities, all of which significantly underperformed their broad market indices and detracted -87 bps from relative performance. Also detracting from relative performance was the performance of the Underlying Funds relative to their respective benchmarks, which detracted a total of -49 bps. The most significant individual detractors were JNL/S&P Mid 3 Fund (-10.61%, -843 bps underperformance), JNL/S&P Intrinsic Value Fund (-13.84%, -1,522 bps underperformance), JNL/PPM America High Yield Bond Fund (-7.05%, -244 bps underperformance) and JNL/PPM America Total Return Fund (-1.11%, -166 bps underperformance).

The primary contributor to relative performance was the relatively strong performance of JNL/WCM Focused International Equity Fund (5.78%, 1,144 bps outperformance), JNL/DoubleLine Total Return Fund (1.69%, 114 bps outperformance), JNL/T. Rowe Price Established Growth Fund (10.70%, 503 bps outperformance) and JNL/T. Rowe Price Value Fund (-1.84%, 199 bps outperformance).

JNL Disciplined Moderate Growth Fund

Portfolio Composition†:

Domestic Equity	43.3%
International Equity	22.0
Domestic Fixed Income	18.2
Global Fixed Income	6.5
Domestic Balanced	5.0
Emerging Markets Equity	5.0

Total Investments	100.0%

†Total Investments as of December 31, 2015

The investment objective for JNL Disciplined Moderate Growth Fund is to seek capital growth and current income. The Fund allocates approximately 60% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% to 40% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2015, JNL Disciplined Moderate Growth Fund underperformed its primary benchmark by posting a return of -2.00% for Class A shares compared to -1.89% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of -1.19% for the 50% Russell 3000 Index, 30% MSCI All Country World ex USA Index and 20% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -81 bps. The Fund’s underperformance was primarily attributable to its overweight exposure to global bonds, high yield bonds, bank loans, mid cap equities and small cap equities, all of which significantly underperformed their broad market indices and detracted -65 bps from relative performance. Also detracting from relative performance was the performance of the Underlying Funds relative to their respective benchmarks, which detracted a total of -37 bps. The most significant individual detractors were JNL/S&P Mid 3 Fund (-10.61%, -843 bps underperformance), JNL/S&P Intrinsic Value Fund (-13.84%, -1,522 bps underperformance), JNL/PPM America High Yield Bond Fund (-7.05%, -244 bps underperformance) and JNL/PPM America Total Return Fund (-1.11%, -166 bps underperformance).

The primary contributor to relative performance was the relatively strong performance of JNL/WCM Focused International Equity Fund (5.78%, 1,144 bps outperformance), JNL/DoubleLine Total Return Fund (1.69%, 114 bps outperformance), JNL/T. Rowe Price Established Growth Fund (10.70%, 503 bps outperformance) and JNL/T. Rowe Price Value Fund (-1.84%, 199 bps outperformance).

JNL Disciplined Growth Fund

Portfolio Composition†:

Domestic Equity	55.4%
International Equity	26.0
Domestic Fixed Income	8.6
Emerging Markets Equity	6.0
Global Fixed Income	4.0

Total Investments	100.0%

†Total Investments as of December 31, 2015

The investment objective for JNL Disciplined Growth Fund is capital growth. The Fund allocates approximately 70% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 30% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2015, JNL Disciplined Growth Fund underperformed its primary benchmark by posting a return of -2.63% for Class A shares compared to -1.89% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of -1.57% for the 55% Russell 3000 Index, 35% MSCI All Country World ex USA Index and 10% Barclays U.S. Aggregate Bond Index.

JNL Disciplined Funds (continued) Jackson National Asset Management, LLC (Unaudited)

The Fund underperformed its blended benchmark by -106 bps. The Fund’s underperformance was primarily attributable to its overweight exposure to global bonds, high yield bonds, mid cap equities and small cap equities, all of which significantly underperformed their broad market indices and detracted -69 bps from relative performance. Also detracting from relative performance was the performance of the Underlying

Funds relative to their respective benchmarks, which detracted a total of -41 bps. The most significant individual detractors were JNL/S&P Mid 3 Fund (-10.61%, -843 bps underperformance), JNL/S&P Intrinsic Value Fund (-13.84%, -1,522 bps underperformance), JNL/PPM America High Yield Bond Fund (-7.05%, -244 bps underperformance) and JNL/PPM America Total Return Fund (-1.11%, -166 bps underperformance).

The primary contributor to relative performance was the relatively strong performance of JNL/WCM Focused International Equity Fund (5.78%, 1,144 bps outperformance), JNL/DoubleLine Total Return Fund (1.69%, 114 bps outperformance), JNL/T. Rowe Price Established Growth Fund (10.70%, 503 bps outperformance) and JNL/T. Rowe Price Value Fund (-1.84%, 199 bps outperformance).

JNL Disciplined Moderate Fund (Class A)

1 40% Russell 3000 Index, 20% MSCI All Country World ex USA Index, 40% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for Class A Shares
1 Year	-1.81%
5 Year	6.69
Since Inception	4.09
(Inception date January 16, 2007)

Jackson National Asset Management, LLC assumed portfolio management responsibility on August 29, 2011.

JNL Disciplined Moderate Growth Fund (Class A)

1 50% Russell 3000 Index, 30% MSCI All Country World Index ex USA Index, 20% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for Class A Shares
1 Year	-2.00%
5 Year	7.42
Since Inception	3.70
(Inception date January 16, 2007)

Jackson National Asset Management, LLC assumed portfolio management responsibility on August 29, 2011.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Disciplined Funds (continued) Jackson National Asset Management, LLC (Unaudited)

JNL Disciplined Growth Fund (Class A)

1 55% Russell 3000 Index, 35% MSCI All Country World ex USA Index, 10% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for Class A Shares
1 Year	-2.63%
5 Year	7.07
Since Inception	2.87
(Inception date January 16, 2007)

Jackson National Asset Management, LLC assumed portfolio management responsibility on August 29, 2011.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Franklin Templeton Founding Strategy Fund

Portfolio Composition†:

Global Equity	66.6%
Domestic Balanced	33.4

Total Investments	100.0%

†Total Investments as of December 31, 2015

The investment objective of JNL/Franklin Templeton Founding Strategy Fund is capital appreciation. The Fund seeks to achieve its objective by making approximately equal allocations of its assets and cash flows among the following affiliated Underlying Funds (“Underlying Funds”): JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton Global Growth Fund and JNL/Franklin Templeton Mutual Shares Fund. The Underlying Funds are each a separate series of JNL Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at jackson.com or on the SEC’s website at www.sec.gov.

For the year ended December 31, 2015, JNL/Franklin Templeton Founding Strategy Fund underperformed its primary benchmark by posting a return of -6.19% for Class A shares compared to -1.89% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of -1.63% for the 80% MSCI All Country World Index and 20% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -456 basis points (“bps”). The Fund’s underperformance was primarily attributable to the performance of the Underlying Funds relative to their respective benchmarks. Manager underperformance detracted a total of -672 bps from overall relative performance. All three of the Underlying Funds underperformed their respective benchmark: JNL/Franklin Templeton Income Fund (-7.36%, -857 bps underperformance), JNL/Franklin Templeton Global Growth Fund (-6.43%, -556 bps underperformance) and JNL/Franklin Templeton Mutual Shares Fund (-4.67%, -605 bps underperformance). Contributing to relative performance was the Fund’s overweight to domestic equities, which contributed 79 bps to relative performance.

JNL/Mellon Capital 10 x 10 Fund

Portfolio Composition†:

Domestic Equity	79.9%
Domestic Fixed Income	10.1
International Equity	10.0

Total Investments	100.0%

†Total Investments as of December 31, 2015

The investment objective of JNL/Mellon Capital 10 x 10 Fund is capital appreciation and income. The Fund seeks to achieve its objective by investing in shares of the following Underlying

Funds: 50% JNL/Mellon Capital JNL 5 Fund, 10%

JNL/Mellon Capital S&P 500 Index Fund, 10% JNL/Mellon Capital S&P 400 MidCap Index Fund, 10% JNL/Mellon Capital Small Cap Index Fund, 10% JNL/Mellon Capital International Index Fund and 10% JNL/Mellon Capital Bond Index Fund. The Underlying Funds are each a separate series of JNL Series Trust and JNL Variable Fund LLC. The Schedules of Investments and Financial Statements for the Underlying Funds are available at jackson.com or on the SEC’s website at www.sec.gov.

For the year ended December 31, 2015, JNL/Mellon Capital 10 x 10 Fund underperformed its primary benchmark by posting a return of -2.26% for Class A shares compared to 0.48% for the Russell 3000 Index. The Fund underperformed its blended benchmark return of 0.02% for the 60% S&P 500 Index, 10% S&P Midcap 400 Index, 10% Russell 2000 Index, 10% MSCI EAFE Index and 10% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -228 bps. The primary detractor from relative performance was the significant underperformance of JNL/Mellon Capital JNL 5 Fund, which returned -3.02% and underperformed its benchmark by -440 bps. Also detracting from relative performance was the underperformance of the remaining Underlying Funds: JNL/Mellon Capital Bond Index Fund (-0.12%, -67 bps underperformance), JNL/Mellon Capital International Index Fund (-1.09%, -28 bps underperformance), JNL/Mellon Capital S&P 500 Index Fund (0.87%, -51 bps underperformance), JNL/Mellon Capital S&P 400 MidCap Index Fund (-2.69%, -51 bps underperformance) and JNL/Mellon Capital Small Cap Index Fund (-4.56%, -15 bps underperformance).

JNL/Mellon Capital Index 5 Fund

Portfolio Composition†:

Domestic Equity	59.8%
Domestic Fixed Income	20.2
International Equity	20.0

Total Investments	100.0%

†Total Investments as of December 31, 2015

The investment objective of JNL/ Mellon Capital Index 5 Index is capital appreciation. The Fund seeks to achieve its objective by investing in approximately equal allocations in the following Underlying Funds: JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund and JNL/Mellon Capital Bond Index Fund. The Underlying Funds are each a separate series of JNL Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at jackson.com or on the SEC’s website at www.sec.gov.

For the year ended December 31, 2015, JNL/Mellon Capital Index 5 Fund underperformed its primary benchmark by posting a return of -1.47% for Class A shares compared to 0.48% for the Russell 3000 Index. The Fund underperformed its blended benchmark return of -1.38% for the 20% S&P 500 Index, 20% S&P Midcap 400 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index and 20% Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -9 bps. The primary detractor from relative performance was the underperformance of the Underlying Funds: JNL/Mellon Capital Bond Index Fund (-0.12%, -67 bps underperformance), JNL/Mellon Capital International Index Fund (-1.09%, -28 bps underperformance), JNL/Mellon Capital S&P 500 Index Fund (0.87%, -51 bps underperformance), JNL/Mellon Capital S&P 400 MidCap Index Fund (-2.69%, -51 bps underperformance) and JNL/Mellon Capital Small Cap Index Fund (-4.56%, -15 bps underperformance).

JNL/S&P 4 Fund

Portfolio Composition†:

Domestic Equity	100.0%

Total Investments	100.0%

†Total Investments as of December 31, 2015

The investment objective of JNL/S&P 4 Fund is capital appreciation. The Fund seeks to achieve its objective by investing approximately equal allocations in the following Underlying Funds: JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Total Yield Fund. The Underlying Funds are each a separate series of JNL Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at jackson.com or on the SEC’s website at www.sec.gov.

For the year ended December 31, 2015, JNL/S&P 4 Fund underperformed its primary benchmark by posting a return of -5.04% for Class A shares compared to 1.38% for the S&P 500 Index.

The Fund underperformed its primary benchmark by -642 bps. The primary detractor from relative performance was the underperformance of the Underlying Funds: JNL/S&P Intrinsic Value Fund (-13.84%, -1,522 bps underperformance), JNL/S&P Total Yield Fund (-7.72%, -910 bps underperformance), JNL/S&P Dividend Income & Growth Fund (0.69%, -69 bps underperformance) and JNL/S&P Competitive Advantage Fund (1.19%, -19 bps underperformance).

Funds of Funds (continued) Jackson National Asset Management, LLC (Unaudited)

JNL/Franklin Templeton Founding Strategy Fund (Class A)

1 80% MSCI All Country World Index, 20% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for Class A Shares
1 Year	-6.19%
5 Year	6.43
Since Inception	2.65
(Inception date January 16, 2007)

JNL/Mellon Capital 10 x 10 Fund (Class A)

1 Effective December 31, 2015, the Fund changed its primary benchmark from the Russell 3000 Index to the Dow Jones Aggressive Index because the Dow Jones Aggressive Index better reflects the Fund’s asset class exposure.

2 60% S&P 500 Index, 10% S&P Midcap 400 Index, 10% Russell 2000 Index, 10% MSCI EAFE Index and 10% Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns for Class A Shares
1 Year	-2.26%
5 Year	8.94
Since Inception	4.02
(Inception date April 30, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Funds of Funds (continued) Jackson National Asset Management, LLC (Unaudited)

JNL/Mellon Capital Index 5 Fund (Class A)

1 Effective December 31, 2015, the Fund changed its primary benchmark from the Russell 3000 Index to the Dow Jones Moderately Aggressive Index because the Dow Jones Moderately Aggressive Index better reflects the Fund’s asset class neutral allocation.

2 20% S&P 500 Index, 20% S&P Midcap 400 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index and 20% Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns for Class A Shares
1 Year	-1.47%
5 Year	7.45
Since Inception	4.43
(Inception date April 30, 2007)

JNL/S&P 4 Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-5.04%
5 Year	13.94
Since Inception	9.65
(Inception date December 03, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/MMRS Funds Milliman Financial Risk Management LLC (Unaudited)

The investment objective of JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund and JNL/MMRS Moderate Fund (collectively “JNL/MMRS Funds”) is to provide growth of capital while seeking to manage volatility and provide downside protection by investment in other funds. Each Fund seeks to achieve its objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and Jackson Variable Series Trust. The Schedule of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

As market conditions change, each Funds’ asset allocations will vary based on the Milliman Financial Risk Management LLC’s (“Milliman”) risk calculations. In 2015, JNL/Mellon Capital 25 Fund was closed. As a result, the amount formerly allocated to that Fund for each of the JNL/MMRS Funds was moved to JNL/Mellon Capital S&P 400 MidCap Index Fund. This change is not expected to materially affect the investment objectives or risk management calculations of the JNL/MMRS Funds.

JNL/MMRS Conservative Fund

Portfolio Composition†:

Domestic Fixed Income	48.6%
Domestic Equity	31.5
International Equity	5.8
Emerging Markets Equity	5.8
Global Fixed Income	4.8
Global Equity	3.5

Total Investments	100.0%

†Total Investments as of December 31, 2015

The Fund invests based on a neutral allocation of 60% of assets in Underlying Funds that invest primarily in fixed income securities and 40% of assets in Underlying Funds that invest primarily in equity securities. Under normal circumstances, the Fund may allocate approximately 50% to 100% of its assets in Underlying Funds that invest primarily in fixed income securities and JNL/T.Rowe Price Short-Term Bond Fund, the risk control Fund, and up to 50% of its assets in Underlying Funds that invest primarily in equity securities.

For the year ended December 31, 2015, JNL/MMRS Conservative Fund underperformed its primary benchmark by posting a return of -2.29% for Class A shares compared to -1.11% for the Dow Jones Moderately Conservative Index. The Fund underperformed its blended benchmark return of 0.41% for the 30% S&P 500 Index, 10% MSCI All Country World ex USA Index and 60% Barclays U.S. Aggregate Bond Index.

In 2015, the effective equity allocation for the Fund ranged between 35% and 50% and it averaged 48%. The Fund’s allocation remained virtually unchanged through July and into August. Heading into the third week of August, equity market volatility was hovering around its lowest level of the year when market activity in China triggered a sharp spike in volatility to levels not seen since 2011. When this happened, the Fund reduced its equity allocation from 50% to 37%, holding it there as volatility remained elevated through the end of September. As volatility moderated through the early days of October, the Fund increased its equity allocation back up to 47%, where it stayed for the remainder of the year with the remaining 53% allocated to fixed income.

Among Underlying Funds, JNL/Mellon Capital Emerging Markets Index Fund fell by -15.29% during 2015, due to broad market index declines. JNL/S&P Intrinsic Value Fund fell by -13.84%, with much of the decline occurring in the fourth quarter when the Fund underperformed relative to its benchmark. The net exposure to these two Funds caused the Fund to fall by roughly -1.2% over the year.

JNL/Mellon Capital Healthcare Sector Fund rose by 6.58% during 2015, tracking the gains of its benchmark. JNL/T. Rowe Price Mid-Cap Growth Fund rose 6.47% largely due to Fund outperformance relative to its benchmark. The net exposure to these two Funds caused the Fund to rise by roughly 0.3% over the year.

JNL/MMRS Growth Fund

Portfolio Composition†:

Domestic Equity	40.1%
Domestic Fixed Income	38.0
Emerging Markets Equity	7.2
International Equity	7.1
Global Fixed Income	4.7
Global Equity	2.9

Total Investments	100.0%

†Total Investments as of December 31, 2015

The Fund invests based on a neutral allocation of 20% of assets in Underlying Funds that invest primarily in fixed income securities and 80% of assets in Underlying Funds that invest primarily in equity securities. Under normal circumstances, the Fund may allocate approximately 10% to 90% of its assets in Underlying Funds that invest primarily in fixed income securities and JNL/T.Rowe Price Short-Term Bond Fund, the risk control Fund, and 10% to 90% of its assets in Underlying Funds that invest primarily in equity securities. However, depending upon market conditions determined by Milliman, such as extreme market volatility, the Fund may invest up to 100% of its assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest up to 100% of its assets in Underlying Funds that invest primarily in equity securities when Milliman determines there are opportunities or market conditions that warrant such an investment.

For the year ended December 31, 2015, JNL/MMRS Growth Fund underperformed its primary benchmark by posting a return of -5.65% for Class A shares compared to -1.89% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of -0.04% for the 60% S&P 500 Index, 20% MSCI All Country World ex USA Index and 20% Barclays U.S. Aggregate Bond Index.

In 2015, the effective equity allocation for the Fund ranged between 43% and 96% and averaged 73%. The Fund’s equity allocation ranged from a high of 96% in April to a low of 44% in August. The Fund began the year with an equity allocation of 80%, but by mid-January had reduced it to 68%. As volatility modulated, the Fund’s equity exposure gradually increased, reaching its 2015 high of 96% by the middle of April. As spring turned into summer, the Fund reduced its equity exposure to 84% by the end of June and to 70% in early July, where it remained as it headed into late August’s spike in volatility. In response to higher forecasted volatility, the Fund reduced its net equity allocation to 44% on August 25, where it remained into the second half of October. Gradually, it worked its way back up to 70% by early November. Volatility rose again in December with growing expectations of the U.S. Federal Reserve (“Fed”) making its first rate increase in nearly a decade. The Fund reduced its equity exposure to 57% during the second week of December and remained there until the end of the year with the remaining 43% allocated to fixed income.

Among Underlying Funds, JNL/Mellon Capital Emerging Markets Index Fund fell by -15.29% during 2015, due to broad market index declines. JNL/S&P Intrinsic Value Fund fell by -13.84%, with much of the decline occurring in the fourth quarter when the Fund underperformed relative to its benchmark. The net exposure to these two Funds caused the Fund to fall by roughly -2.5% over the year.

JNL/Mellon Capital Healthcare Sector Fund rose by 6.58% during 2015, tracking the gains of its benchmark. JNL/T. Rowe Price Mid-Cap Growth Fund rose 6.47% largely due to Fund outperformance relative to its benchmark. The net exposure to these two Funds caused the Fund to rise by roughly 0.7% over the year.

JNL/MMRS Funds (continued) Milliman Financial Risk Management LLC (Unaudited)

JNL/MMRS Moderate Fund

Portfolio Composition†:

Domestic Equity	39.8%
Domestic Fixed Income	38.4
International Equity	9.5
Emerging Markets Equity	4.8
Global Fixed Income	4.7
Global Equity	2.8

Total Investments	100.0%

†Total Investments as of December 31, 2015

The Fund invests based on a neutral allocation of 40% of assets in Underlying Funds that invest primarily in fixed income securities and 60% of assets in Underlying Funds that invest primarily in equity securities. Under normal circumstances, the Fund allocates approximately 25% to 100% of its assets in Underlying Funds that invest primarily in fixed income securities and JNL/T.Rowe Price Short-Term Bond Fund, the risk control Fund, and up to 75% of its assets in Underlying Funds that invest primarily in equity securities.

For the year ended December 31, 2015, JNL/MMRS Moderate Fund underperformed its primary benchmark by posting a return of -4.59% for Class A shares compared to -1.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 0.22% for the 45% S&P 500 Index, 15% MSCI All Country World ex USA Index and 40% Barclays U.S. Aggregate Bond Index.

In 2015, the effective equity allocation for the Fund ranged between 43% and 75% and averaged 67%. The Fund spent the first seven months of 2015 with a consistent equity allocation of 74%. When volatility spiked in late August, it quickly reduced its equity allocation to 45%. In the second half of October and into November, it increased its equity allocation to 56% and again to 71%. As the Fed’s final meeting of 2015 drew nearer, volatility ticked higher in anticipation of a December rate hike and the Fund reduced its equity allocation to 57%, where it remained through the end of the year with the remaining 43% allocated to fixed income.

Among Underlying Funds, JNL/Mellon Capital Emerging Markets Index Fund fell by -15.29% during 2015, due to broad market index declines. JNL/S&P Intrinsic Value Fund fell by -13.84%, with much of the decline occurring in the fourth quarter when the Fund underperformed relative to its benchmark. The net exposure to these two Funds caused the Fund to fall by roughly -1.5% over the year.

JNL/Mellon Capital Healthcare Sector Fund rose by 6.58% during 2015, tracking the gains of its benchmark. JNL/T. Rowe Price Mid-Cap Growth Fund rose 6.47% outperforming its benchmark. The net exposure to these two Funds caused the Fund to rise by roughly 0.5% over the year.

JNL/MMRS Conservative Fund (Class A)

1 30% S&P 500 Index, 10% MSCI All Country World ex USA Index, 60% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for Class A Shares
1 Year	-2.29%
Since Inception	1.48
(Inception date April 28, 2014)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/MMRS Funds (continued) Milliman Financial Risk Management LLC (Unaudited)

JNL/MMRS Growth Fund (Class A)

1 60% S&P 500 Index, 20% MSCI All Country World ex USA Index, 20% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for Class A Shares
One Year	-5.65%
Since Inception	-0.90
(Inception date April 28, 2014)

JNL/MMRS Moderate Fund (Class A)

1 45% S&P 500 Index, 15% MSCI All Country World ex USA Index, 40% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for Class A Shares
One Year	-4.59%
Since Inception	-0.12
(Inception date April 28, 2014)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds Standard & Poor’s Investment Advisory Services LLC (Unaudited)

Each Fund seeks to achieve its objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and Jackson Variable Series Trust. The Schedule of Investments and Financial Statements for the Underlying Funds are available at jackson.com or on the SEC’s website at www.sec.gov.

On April 27, 2015, Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) implemented the following changes to the JNL/S&P Funds. Across the JNL/S&P Funds at the primary asset class levels, SPIAS shifted to an overweight bias to equity funds at the expense of fixed income funds by two percentage points to seed an allocation in JNL Multi-Manager Alternative Fund. This was done by reducing allocations to intermediate-fixed income and eliminating exposures to a commodities fund. Also, SPIAS enhanced the diversification in the emerging markets equity asset class by seeding a new fund offering, JNL/Oppenheimer Emerging Markets Innovator Fund and via the existing emerging markets fund – JNL/Lazard Emerging Markets Fund.

On September 28, 2015, SPIAS increased exposures to developed international equities at the expense of emerging market equities. We believe that emerging markets will remain under pressure near term due to the economic slowdown in China and the impact of low commodity prices on export dependent nations in spite of attractive valuations. We are more constructive on international developed equity markets due to the unprecedented monetary stimulus efforts implemented by the European Central Bank and Bank of Japan. In domestic equity allocations from a market capitalization perspective, SPIAS reduced exposures to U.S. large cap equities in favor of enhancing mid and small cap equity exposures. From a style perspective, we continue to favor growth over value. In fixed income, SPIAS trimmed allocations to local emerging markets debt and global fixed income to enhance allocations to an intermediate fixed income fund with a large allocation to mortgage backed securities and an unconstrained bond fund.

JNL/S&P Managed Conservative Fund

Portfolio Composition†:

Domestic Fixed Income	69.1%
Domestic Equity	14.9
Global Fixed Income	7.0
Alternative	4.0
International Equity	3.0
International Fixed Income	2.0

Total Investments	100.0%

†Total Investments as of December 31, 2015

The investment objective for JNL/S&P Managed Conservative Fund is to seek current income. Capital growth is a secondary objective. Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 70% to 90% to Underlying Funds that invest primarily in fixed income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2015, JNL/S&P Managed Conservative Fund underperformed its primary benchmark by posting a return of -1.56% for Class A shares compared to 0.55% for the Barclays U.S. Aggregate Bond Index. The Fund underperformed its blended benchmark return of 0.77% for the 80% Barclays U.S. Aggregate Bond Index, 15% S&P 500 Index and 5% MSCI EAFE Index.

A slight underweight allocation to fixed income was neither a positive attributor nor a detractor to performance during 2015. From a manager selection standpoint relative to the Barclays U.S. Aggregate Bond Index, the only positive fixed income attributor to performance was JNL/DoubleLine Total Return Fund. The leading relative detractors to performance included holdings in JNL/PPM America High Yield Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Franklin Templeton Global Multisector Bond Fund and JNL/PIMCO Real Return Fund.

During the year, a slight overweight to domestic equities did not contribute nor detract from performance. Relative to the S&P 500 Index, the leading domestic equity contributors to performance included allocations to JNL/T. Rowe Price Established Growth Fund and JNL/JPMorgan MidCap Growth Fund. The leading negative detractors to performance were JNL/Goldman Sachs Mid Cap Value Fund, JNL/Invesco Mid Cap Value Fund and JNL Multi-Manager Small Cap Value Fund.

Relative to the MSCI EAFE Index, an underweight allocation to international equities provided the largest positive asset allocation effect to performance during the year. JNL/WCM Focused International Equity Fund was the only positive contributor to performance, while JNL/Lazard Emerging Markets Equity Fund and JNL/Causeway International Value Select Fund were the leading detractors to performance.

JNL/S&P Managed Moderate Fund

Portfolio Composition†:

Domestic Fixed Income	48.8%
Domestic Equity	32.7
Global Fixed Income	7.1
Alternative	4.0
International Equity	3.5
International Fixed Income	1.9
Global Equity	1.0
Emerging Markets Equity	1.0

Total Investments	100.0%

†Total Investments as of December 31, 2015

The investment objective for JNL/S&P Managed Moderate Fund is current income and capital growth. Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 70% to Underlying Funds that invest primarily in fixed income securities and 0% to 25% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2015, JNL/S&P Managed Moderate Fund underperformed its primary benchmark by posting a return of -1.13% for Class A shares compared to 0.55% for the Barclays U.S. Aggregate Bond Index. The Fund underperformed its blended benchmark return of 0.91% for the 60% Barclays U.S. Aggregate Bond Index, 30% S&P 500 Index and 10% MSCI EAFE Index.

An underweight allocation to fixed income was neither a positive attributor nor a detractor to performance during 2015 year. From a manager selection standpoint relative to the Barclays U.S. Aggregate Bond Index, the only positive fixed income attributor to performance was JNL/DoubleLine Total Return Fund. The leading relative detractors to performance included holdings in JNL/Franklin Templeton Global Multisector Bond Fund, JNL/PPM America High Yield Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/PIMCO Real Return Fund.

During the year, a slight overweight to domestic equities did not contribute nor detract from performance. Relative to the S&P 500 Index, the leading domestic equity contributors to performance included allocations to JNL/T. Rowe Price Established Growth Fund and JNL/BlackRock Large Cap Select Growth Fund. The leading negative detractors to performance were JNL/T. Rowe Price Value Fund, JNL Multi-Manager Small Cap Value Fund, JNL/Goldman Sachs Mid Cap Value Fund and JNL/WMC Value Fund.

Relative to the MSCI EAFE Index, an underweight allocation to international equities was a positive contributor to performance during the year. JNL/Oppenheimer Global Growth Fund and JNL/WCM Focused International Equity Fund were positive contributors to performance, while JNL/Lazard Emerging Markets Equity Fund and JNL/Causeway International Value Select Fund were the leading detractors to performance.

JNL/S&P Funds (continued) Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/S&P Managed Moderate Growth Fund

Portfolio Composition†:

Domestic Equity	47.0%
Domestic Fixed Income	31.7
International Equity	5.9
Global Fixed Income	5.0
Alternative	4.6
Global Equity	2.4
Emerging Markets Equity	2.0
International Fixed Income	1.4

Total Investments	100.0%

†Total Investments as of December 31, 2015

The investment objective of JNL/S&P Managed Moderate Growth Fund is capital growth and current income. Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 30% to 50% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2015, JNL/S&P Managed Moderate Growth Fund underperformed its primary benchmark by posting a return of -0.83% for Class A shares compared to 1.38% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 0.98% for the 45% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index.

For year end 2015, a slight overweight to domestic equities detracted from performance. Relative to the S&P 500 Index, the leading domestic equity contributors to performance included allocations to large cap growth funds, JNL/T. Rowe Price Established Growth Fund, JNL/BlackRock Large Cap Select Growth Fund and JNL/Invesco Large Cap Growth Fund. The leading negative detractors to performance were JNL Multi-Manager Small Cap Value Fund, JNL/T. Rowe Price Value Fund, JNL/WMC Value Fund and JNL/Goldman Sachs Mid Cap Value Fund.

Relative to the MSCI EAFE Index, an underweight allocation to international equities was a positive contributor to performance during the year. JNL/Oppenheimer Global Growth Fund and JNL/WCM Focused International Equity Fund were positive contributors to performance, while JNL/Lazard Emerging Markets Equity Fund, JNL/Invesco International Growth Fund and JNL/Oppenheimer Emerging Markets Innovator Fund were the leading detractors to performance.

An underweight allocation to fixed income slightly detracted from performance. Relative to the Barclays U.S. Aggregate Bond Index from a manager selection standpoint, the only positive fixed income attributor to performance was JNL/DoubleLine Total Return Fund. The leading relative detractors to performance included holdings in JNL/Franklin Templeton Global Multisector Bond Fund, JNL/PPM America High Yield Bond Fund and JNL/Goldman Sachs Emerging Markets Debt Fund.

JNL/S&P Managed Growth Fund

Portfolio Composition†:

Domestic Equity	62.3%
Domestic Fixed Income	16.9
International Equity	7.0
Alternative	4.9
Global Equity	4.6
Emerging Markets Equity	3.1
International Fixed Income	1.2

Total Investments	100.0%

†Total Investments as of December 31, 2015

The investment objective of JNL/S&P Managed Growth Fund is to seek capital growth. Current income is a secondary objective. Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% to 30% to Underlying Funds that invest primarily in fixed income securities and 0% to 15% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2015, the JNL/S&P Managed Growth Fund underperformed its primary benchmark by posting a return of -0.20% for Class A shares compared to 1.38% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 0.96% for the 60% S&P 500 Index, 20% Barclays U.S. Aggregate Bond Index and 20% MSCI EAFE Index.

For year end 2015, an overweight to domestic equities detracted from performance. Relative to the S&P 500 Index, the leading domestic equity contributors to performance included allocations to large cap growth funds, JNL/T. Rowe Price Established Growth Fund, JNL/BlackRock Large Cap Select Growth Fund and JNL/Invesco Large Cap Growth Fund. The leading negative detractors to performance were JNL/T. Rowe Price Value Fund, JNL Multi-Manager Small Cap Value Fund, JNL/WMC Value Fund, JNL/Goldman Sachs Mid Cap Value Fund and JNL/Invesco Mid Cap Value Fund.

Relative to the MSCI EAFE Index, an underweight allocation to international equities was a positive contributor to performance during the year. JNL/Oppenheimer Global Growth Fund and JNL/WCM Focused International Equity Fund were positive contributors to performance, while JNL/Lazard Emerging Markets Equity Fund and JNL/Invesco International Growth Fund were the leading detractors to performance.

Relative to the Barclays U.S. Aggregate Bond Index, an underweight allocation to fixed income detracted from performance. From a manager selection standpoint, JNL/DoubleLine Total Return Fund was a positive fixed income attributor to performance. The leading relative detractors to performance included holdings in JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/PPM America High Yield Bond Fund.

JNL/S&P Managed Aggressive Growth Fund

Portfolio Composition†:

Domestic Equity	70.2%
International Equity	8.9
Domestic Fixed Income	6.9
Global Equity	5.6
Alternative	4.6
Emerging Markets Equity	2.9
International Fixed Income	0.9

Total Investments	100.0%

†Total Investments as of December 31, 2015

JNL/S&P Funds (continued) Standard & Poor’s Investment Advisory Services LLC (Unaudited)

The investment objective of JNL/S&P Managed Aggressive Growth Fund is capital growth. Under normal circumstances, the Fund allocates approximately 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed income securities and 0% to 10% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2015, the JNL/S&P Managed Aggressive Growth Fund underperformed its primary benchmark by posting a return of -0.23% for Class A shares compared to 1.38% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 0.87% for the 65% S&P 500 Index, 25% MSCI EAFE Index and 10% Barclays U.S. Aggregate Bond Index.

For year end 2015, an overweight to domestic equities slightly detracted from performance. Relative to the S&P 500 Index, the leading domestic equity contributors to performance included allocations to large cap growth funds, JNL/T. Rowe Price Established Growth Fund, JNL/BlackRock Large Cap Select Growth Fund and JNL/Invesco Large Cap Growth Fund. The leading negative detractors to performance were JNL/T. Rowe Price Value Fund, JNL Multi-Manager Small Cap Value Fund, JNL/WMC Value Fund, JNL/Goldman Sachs Mid Cap Value Fund and JNL/Invesco Mid Cap Value Fund.

Relative to the MSCI EAFE Index, an underweight allocation to international equities was a positive contributor to performance during the year. JNL/Oppenheimer Global Growth Fund and

JNL/WCM Focused International Equity Fund were positive contributors to performance, while JNL/Lazard Emerging Markets Equity Fund and JNL/Invesco International Growth Fund were the leading detractors to performance.

Relative to the Barclays U.S. Aggregate Bond Index, an underweight allocation to fixed income detracted from performance. From a manager selection standpoint, JNL/PIMCO Total Return Bond Fund was the only positive fixed income attributor to performance. The leading relative detractors to performance included holdings in JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/PPM America High Yield Bond Fund.

JNL/S&P Managed Conservative Fund (Class A)

1 80% Barclays U.S. Aggregate Bond Index, 15% S&P 500 Index, 5% MSCI EAFE Index

Average Annual Total Returns for Class A Shares
1 Year	-1.56%
5 Year	3.54
10 Year	3.80

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds (continued) Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/S&P Managed Moderate Fund (Class A)

1 60% Barclays U.S. Aggregate Bond Index, 30% S&P 500 Index, 10% MSCI EAFE Index

Average Annual Total Returns for Class A Shares
1 Year	-1.13%
5 Year	4.89
10 Year	4.62

JNL/S&P Managed Moderate Growth Fund (Class A)

1 40% Barclays U.S. Aggregate Bond Index, 45% S&P 500 Index, 15% MSCI EAFE Index

Average Annual Total Returns for Class A Shares
1 Year	-0.83%
5 Year	6.16
10 Year	5.23

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds (continued) Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/S&P Managed Growth Fund (Class A)

1 20% Barclays U.S. Aggregate Bond Index, 60% S&P 500 Index, 20% MSCI EAFE Index

Average Annual Total Returns for Class A Shares
1 Year	-0.20%
5 Year	7.62
10 Year	5.58

JNL/S&P Managed Aggressive Growth Fund (Class A)

1 10% Barclays U.S. Aggregate Bond Index, 65% S&P 500 Index, 25% MSCI EAFE Index

Average Annual Total Returns for Class A Shares
1 Year	-0.23%
5 Year	8.08
10 Year	5.68

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares	Value
JNL/American Funds Blue Chip Income and Growth Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 100.0%
American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1 (a)	155,468	$1,962,003

Total Investment Companies (cost $1,842,049)		1,962,003

Total Investments - 100.0% (cost $1,842,049)		1,962,003
Other Assets and Liabilities - Net - (0.0%)		(810)

Total Net Assets - 100.0%		$1,961,193

JNL/American Funds Global Bond Fund

INVESTMENT COMPANIES - 100.0%

GLOBAL FIXED INCOME - 100.0%
American Funds Insurance Series - Global Bond Fund - Class 1 (a)	40,251	$443,167

Total Investment Companies (cost $489,580)		443,167

Total Investments - 100.0% (cost $489,580)		443,167
Other Assets and Liabilities - Net - (0.0%)		(171)

Total Net Assets - 100.0%		$442,996

JNL/American Funds Global Small Capitalization Fund

INVESTMENT COMPANIES - 100.0%

GLOBAL EQUITY - 100.0%
American Funds Insurance Series - Global Small Capitalization Fund - Class 1 (a)	21,111	$515,321

Total Investment Companies (cost $510,073)		515,321

Total Investments - 100.0% (cost $510,073)		515,321
Other Assets and Liabilities - Net - (0.0%)		(193)

Total Net Assets - 100.0%		$515,128

JNL/American Funds Growth-Income Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 100.0%
American Funds Insurance Series - Growth-Income Fund - Class 1 (a)	67,611	$3,069,531

Total Investment Companies (cost $3,011,738)		3,069,531

Total Investments - 100.0% (cost $3,011,738)		3,069,531
Other Assets and Liabilities - Net - (0.0%)		(1,436)

Total Net Assets - 100.0%		$3,068,095

	Shares	Value
JNL/American Funds International Fund

INVESTMENT COMPANIES - 100.0%

INTERNATIONAL EQUITY - 100.0%
American Funds Insurance Series - International Fund - Class 1 (a)	54,230	$980,481

Total Investment Companies (cost $1,054,376)		980,481

Total Investments - 100.0% (cost $1,054,376)		980,481
Other Assets and Liabilities - Net - (0.0%)		(447)

Total Net Assets - 100.0%		$980,034

JNL/American Funds New World Fund

INVESTMENT COMPANIES - 100.0%

EMERGING MARKETS EQUITY - 100.0%
American Funds Insurance Series - New World Fund - Class 1 (a)	42,279	$797,805

Total Investment Companies (cost $941,594)		797,805

Total Investments - 100.0% (cost $941,594)		797,805
Other Assets and Liabilities - Net - (0.0%)		(369)

Total Net Assets - 100.0%		$797,436

JNL Institutional Alt 20 Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 19.5%
JNL Multi-Manager Alternative Fund - Class A (1.7%) (b)	1,286	$12,304
JNL/AQR Managed Futures Strategy Fund - Class A (5.9%) (b)	4,010	38,814
JNL/BlackRock Global Long Short Credit Fund (7.3%) (b)	3,524	33,509
JNL/Boston Partners Global Long Short Equity Fund - Class A (7.0%) (b)	3,871	40,448
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (1.9%) (b)	1,371	16,128
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (9.0%) (b)	4,370	41,694
JNL/Invesco Global Real Estate Fund - Class A (1.0%) (b)	1,873	18,313
JNL/Neuberger Berman Currency Fund (8.5%) (b)	1,917	19,435
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (12.2%) (b)	1,045	6,061
JNL/Nicholas Convertible Arbitrage Fund (6.2%) (b)	2,924	28,535
JNL/PPM America Long Short Credit Fund (10.4%) (b)	3,490	31,379
JNL/Red Rocks Listed Private Equity Fund - Class A (2.5%) (b)	1,687	16,264
JNL/Westchester Capital Event Driven Fund - Class A (5.9%) (b)	1,209	11,478

		314,362

DOMESTIC EQUITY - 31.8%
JNL/DFA U.S. Micro Cap Fund (21.2%) (b)	2,113	17,536
JNL/Mellon Capital S&P 500 Index Fund - Class A (2.5%) (b)	7,909	132,788
JNL/Mellon Capital Small Cap Index Fund - Class A (3.1%) (b)	3,618	53,190
JNL/S&P Mid 3 Fund - Class A (8.0%) (b)	3,360	33,771

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares	Value
JNL/T. Rowe Price Established Growth Fund - Class A (1.5%) (b)	2,923	100,505
JNL/T. Rowe Price Value Fund - Class A (2.5%) (b)	6,479	100,230
JNL/The London Company Focused U.S. Equity Fund (50.3%) (b)	6,700	74,569

		512,589

DOMESTIC FIXED INCOME - 19.5%
JNL/DoubleLine Total Return Fund (5.0%) (b)	8,402	89,482
JNL/PIMCO Total Return Bond Fund - Class A (1.2%) (b)	4,472	53,837
JNL/PPM America Floating Rate Income Fund - Class A (1.5%) (b)	2,183	22,073
JNL/PPM America High Yield Bond Fund - Class A (1.6%) (b)	6,611	38,016
JNL/PPM America Total Return Fund - Class A (6.4%) (b)	5,869	67,088
JNL/Scout Unconstrained Bond Fund - Class A (4.7%) (b)	4,652	44,515

		315,011

EMERGING MARKETS EQUITY - 2.6%
JNL/Lazard Emerging Markets Fund - Class A (5.0%) (b)	5,360	41,379

GLOBAL EQUITY - 2.2%
JNL/Franklin Templeton Global Growth Fund - Class A (3.5%) (b)	3,660	36,526

GLOBAL FIXED INCOME - 7.6%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (4.0%) (b)	7,296	73,250
JNL/Neuberger Berman Strategic Income Fund - Class A (6.6%) (b)	4,779	49,891

		123,141

INTERNATIONAL EQUITY - 16.8%
JNL/Mellon Capital International Index Fund - Class A (7.7%) (b)	14,114	179,960
JNL/WCM Focused International Equity Fund (11.3%) (b)	8,219	90,571

		270,531

Total Investment Companies (cost $1,685,000)		1,613,539

Total Investments - 100.0% (cost $1,685,000)		1,613,539
Other Assets and Liabilities - Net - (0.0%)		(272)

Total Net Assets - 100.0%		$1,613,267

JNL Institutional Alt 35 Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 33.7%
JNL Multi-Manager Alternative Fund - Class A (2.2%) (b)	1,632	$15,622
JNL/AQR Managed Futures Strategy Fund - Class A (13.4%) (b)	9,109	88,176
JNL/AQR Risk Parity Fund (11.4%) (b)	2,872	4,194
JNL/BlackRock Global Long Short Credit Fund (15.1%) (b)	7,244	68,892
JNL/Boston Partners Global Long Short Equity Fund - Class A (15.0%) (b)	8,312	86,861
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (4.8%) (b)	3,446	40,523
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (17.7%) (b)	8,603	82,073

	Shares	Value
JNL/Invesco Global Real Estate Fund - Class A (2.2%) (b)	4,298	42,035
JNL/Neuberger Berman Currency Fund (21.5%) (b)	4,859	49,270
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (25.9%) (b)	2,229	12,926
JNL/Nicholas Convertible Arbitrage Fund (14.7%) (b)	6,942	67,756
JNL/PPM America Long Short Credit Fund (21.6%) (b)	7,224	64,947
JNL/Red Rocks Listed Private Equity Fund - Class A (5.7%) (b)	3,787	36,505
JNL/Westchester Capital Event Driven Fund - Class A (12.2%) (b)	2,473	23,464

		683,244

DOMESTIC EQUITY - 24.8%
JNL/DFA U.S. Micro Cap Fund (16.0%) (b)	1,595	13,240
JNL/Mellon Capital S&P 500 Index Fund - Class A (3.1%) (b)	9,819	164,859
JNL/Mellon Capital Small Cap Index Fund - Class A (3.4%) (b)	3,994	58,705
JNL/S&P Mid 3 Fund - Class A (4.0%) (b)	1,688	16,969
JNL/T. Rowe Price Established Growth Fund - Class A (1.4%) (b)	2,822	97,014
JNL/T. Rowe Price Value Fund - Class A (2.4%) (b)	6,245	96,614
JNL/The London Company Focused U.S. Equity Fund (37.4%) (b)	4,982	55,452

		502,853

DOMESTIC FIXED INCOME - 16.9%
JNL/DoubleLine Total Return Fund (5.7%) (b)	9,521	101,404
JNL/PIMCO Total Return Bond Fund - Class A (1.3%) (b)	4,811	57,920
JNL/PPM America Floating Rate Income Fund - Class A (1.5%) (b)	2,282	23,074
JNL/PPM America High Yield Bond Fund - Class A (1.7%) (b)	7,127	40,978
JNL/PPM America Total Return Fund - Class A (7.0%) (b)	6,360	72,699
JNL/Scout Unconstrained Bond Fund - Class A (5.0%) (b)	4,948	47,353

		343,428

EMERGING MARKETS EQUITY - 2.1%
JNL/Lazard Emerging Markets Fund - Class A (5.2%) (b)	5,573	43,020

GLOBAL EQUITY - 2.0%
JNL/Franklin Templeton Global Growth Fund - Class A (3.8%) (b)	4,005	39,972

GLOBAL FIXED INCOME - 6.6%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (4.3%) (b)	7,863	78,947
JNL/Neuberger Berman Strategic Income Fund - Class A (7.2%) (b)	5,260	54,909

		133,856

INTERNATIONAL EQUITY - 13.9%
JNL/Mellon Capital International Index Fund - Class A (8.1%) (b)	14,742	187,962

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares	Value
JNL/WCM Focused International Equity Fund (11.6%) (b)	8,445	93,058

		281,020

Total Investment Companies (cost $2,108,780)		2,027,393

Total Investments - 100.0% (cost $2,108,780)		2,027,393
Other Assets and Liabilities - Net - (0.0%)		(342)

Total Net Assets - 100.0%		$2,027,051

JNL Institutional Alt 50 Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 48.8%
JNL Multi-Manager Alternative Fund - Class A (7.5%) (b)	5,560	$53,207
JNL/AQR Managed Futures Strategy Fund - Class A (23.2%) (b)	15,819	153,129
JNL/AQR Risk Parity Fund (16.4%) (b)	4,137	6,040
JNL/BlackRock Global Long Short Credit Fund (33.5%) (b)	16,084	152,955
JNL/Boston Partners Global Long Short Equity Fund - Class A (35.4%) (b)	19,632	205,158
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (9.4%) (b)	6,779	79,724
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (33.6%) (b)	16,350	155,978
JNL/Invesco Global Real Estate Fund - Class A (4.3%) (b)	8,433	82,472
JNL/Neuberger Berman Currency Fund (41.1%) (b)	9,271	94,007
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (40.5%) (b)	3,486	20,218
JNL/Nicholas Convertible Arbitrage Fund (28.6%) (b)	13,526	132,011
JNL/PPM America Long Short Credit Fund (44.8%) (b)	15,013	134,968
JNL/Red Rocks Listed Private Equity Fund - Class A (11.7%) (b)	7,789	75,091
JNL/Westchester Capital Event Driven Fund - Class A (26.6%) (b)	5,417	51,409

		1,396,367

DOMESTIC EQUITY - 18.9%
JNL/DFA U.S. Micro Cap Fund (16.0%) (b)	1,597	13,252
JNL/Mellon Capital S&P 500 Index Fund - Class A (3.3%) (b)	10,702	179,692
JNL/Mellon Capital Small Cap Index Fund - Class A (3.6%) (b)	4,199	61,724
JNL/S&P Mid 3 Fund - Class A (3.8%) (b)	1,615	16,225
JNL/T. Rowe Price Established Growth Fund - Class A (2.0%) (b)	3,952	135,879
JNL/T. Rowe Price Value Fund - Class A (3.3%) (b)	8,544	132,178

		538,950

DOMESTIC FIXED INCOME - 13.6%
JNL/DoubleLine Total Return Fund (6.4%) (b)	10,726	114,231
JNL/PIMCO Total Return Bond Fund - Class A (1.5%) (b)	5,220	62,845
JNL/PPM America Floating Rate Income Fund - Class A (1.7%) (b)	2,555	25,825
JNL/PPM America High Yield Bond Fund - Class A (2.1%) (b)	8,499	48,870
JNL/PPM America Total Return Fund - Class A (8.0%) (b)	7,308	83,533

	Shares	Value
JNL/Scout Unconstrained Bond Fund - Class A (5.7%) (b)	5,686	54,418

		389,722

EMERGING MARKETS EQUITY - 1.5%
JNL/Lazard Emerging Markets Fund - Class A (5.3%) (b)	5,675	43,813

GLOBAL EQUITY - 1.1%
JNL/Franklin Templeton Global Growth Fund - Class A (3.0%) (b)	3,164	31,575

GLOBAL FIXED INCOME - 5.3%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (4.8%) (b)	8,881	89,163
JNL/Neuberger Berman Strategic Income Fund - Class A (8.3%) (b)	6,022	62,872

		152,035

INTERNATIONAL EQUITY - 10.8%
JNL/Mellon Capital International Index Fund - Class A (9.1%) (b)	16,603	211,687
JNL/WCM Focused International Equity Fund (12.1%) (b)	8,799	96,973

		308,660

Total Investment Companies (cost $2,990,563)		2,861,122

Total Investments - 100.0% (cost $2,990,563)		2,861,122
Other Assets and Liabilities - Net - (0.0%)		(471)

Total Net Assets - 100.0%		$2,860,651

JNL Alt 65 Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 64.8%
JNL Multi-Manager Alternative Fund - Class A (3.3%) (b)	2,407	$23,033
JNL/AQR Managed Futures Strategy Fund - Class A (6.6%) (b)	4,472	43,293
JNL/BlackRock Global Long Short Credit Fund (9.4%) (b)	4,518	42,964
JNL/Boston Partners Global Long Short Equity Fund - Class A (9.9%) (b)	5,500	57,470
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (2.4%) (b)	1,712	20,138
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (10.6%) (b)	5,171	49,333
JNL/Invesco Global Real Estate Fund - Class A (1.2%) (b)	2,266	22,158
JNL/Neuberger Berman Currency Fund (11.8%) (b)	2,663	27,007
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (8.0%) (b)	688	3,988
JNL/Nicholas Convertible Arbitrage Fund (8.5%) (b)	4,001	39,048
JNL/PPM America Long Short Credit Fund (13.3%) (b)	4,457	40,068
JNL/Red Rocks Listed Private Equity Fund - Class A (3.3%) (b)	2,173	20,950
JNL/Westchester Capital Event Driven Fund - Class A (11.7%) (b)	2,379	22,579

		412,029

DOMESTIC EQUITY - 15.5%
JNL/DFA U.S. Micro Cap Fund (0.6%) (b)	58	480
JNL/Mellon Capital S&P 500 Index Fund - Class A (0.7%) (b)	2,292	38,480

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares	Value
JNL/Mellon Capital Small Cap Index Fund - Class A (0.6%) (b)	658	9,673
JNL/S&P Mid 3 Fund - Class A (1.5%) (b)	616	6,191
JNL/T. Rowe Price Established Growth Fund - Class A (0.3%) (b)	640	21,992
JNL/T. Rowe Price Value Fund - Class A (0.5%) (b)	1,386	21,448

		98,264

DOMESTIC FIXED INCOME - 6.3%
JNL/DoubleLine Total Return Fund (0.8%) (b)	1,308	13,931
JNL/PPM America Floating Rate Income Fund - Class A (0.1%) (b)	164	1,660
JNL/PPM America High Yield Bond Fund - Class A (0.3%) (b)	1,413	8,125
JNL/PPM America Total Return Fund - Class A (0.8%) (b)	730	8,342
JNL/Scout Unconstrained Bond Fund - Class A (0.8%) (b)	830	7,942

		40,000

EMERGING MARKETS EQUITY - 1.0%
JNL/Lazard Emerging Markets Fund - Class A (0.8%) (b)	834	6,440

GLOBAL EQUITY - 1.0%
JNL/Franklin Templeton Global Growth Fund - Class A (0.6%) (b)	635	6,336

GLOBAL FIXED INCOME - 1.9%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.6%) (b)	1,075	10,792
JNL/Neuberger Berman Strategic Income Fund - Class A (0.2%) (b)	153	1,602

		12,394

INTERNATIONAL EQUITY - 9.5%
JNL/Mellon Capital International Index Fund - Class A (1.9%) (b)	3,408	43,455
JNL/WCM Focused International Equity Fund (2.1%) (b)	1,514	16,676

		60,131

Total Investment Companies (cost $664,250)		635,594

Total Investments - 100.0% (cost $664,250)		635,594
Other Assets and Liabilities - Net - (0.0%)		(134)

Total Net Assets - 100.0%		$635,460

JNL/American Funds Balanced Allocation Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 32.2%
American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	6,908	$87,174
American Funds Insurance Series - Growth Fund - Class 1	2,565	174,504
American Funds Insurance Series - Growth-Income Fund - Class 1	2,640	119,875

		381,553

DOMESTIC FIXED INCOME - 32.1%
American Funds Insurance Series - Bond Fund - Class 1	17,787	190,326
American Funds Insurance Series - High-Income Bond Fund - Class 1	13,318	122,395

	Shares	Value
American Funds Insurance Series - U.S. Government/AAA-Rated Securities Fund - Class 1	5,518	67,984

		380,705

EMERGING MARKETS EQUITY - 7.4%
American Funds Insurance Series - New World Fund - Class 1	4,637	87,498

GLOBAL EQUITY - 17.5%
American Funds Insurance Series - Global Growth and Income Fund - Class 1	3,531	43,604
American Funds Insurance Series - Global Growth Fund - Class 1	3,309	87,337
American Funds Insurance Series - Global Small Capitalization Fund - Class 1	3,134	76,493

		207,434

GLOBAL FIXED INCOME - 8.0%
American Funds Insurance Series - Global Bond Fund - Class 1	8,632	95,041

INTERNATIONAL EQUITY - 2.8%
American Funds Insurance Series - International Fund - Class 1	1,810	32,718

Total Investment Companies (cost $1,247,435)		1,184,949

Total Investments - 100.0% (cost $1,247,435)		1,184,949
Other Assets and Liabilities - Net - (0.0%)		(529)

Total Net Assets - 100.0%		$1,184,420

JNL/American Funds Growth Allocation Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 39.5%
American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	7,346	$92,711
American Funds Insurance Series - Growth Fund - Class 1	2,720	185,037
American Funds Insurance Series - Growth-Income Fund - Class 1	2,444	110,967

		388,715

DOMESTIC FIXED INCOME - 13.4%
American Funds Insurance Series - Bond Fund - Class 1	3,698	39,570
American Funds Insurance Series - High-Income Bond Fund - Class 1	7,187	66,044
American Funds Insurance Series - U.S. Government/AAA-Rated Securities Fund - Class 1	2,142	26,391

		132,005

EMERGING MARKETS EQUITY - 10.3%
American Funds Insurance Series - New World Fund - Class 1	5,403	101,963

GLOBAL EQUITY - 25.4%
American Funds Insurance Series - Global Growth and Income Fund - Class 1	3,744	46,239
American Funds Insurance Series - Global Growth Fund - Class 1	4,211	111,123
American Funds Insurance Series - Global Small Capitalization Fund - Class 1	3,797	92,674

		250,036

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares	Value
GLOBAL FIXED INCOME - 6.7%
American Funds Insurance Series - Global Bond Fund - Class 1	5,982	65,864

INTERNATIONAL EQUITY - 4.7%
American Funds Insurance Series - International Fund - Class 1	2,558	46,256

Total Investment Companies (cost $1,046,697)		984,839

Total Investments - 100.0% (cost $1,046,697)		984,839
Other Assets and Liabilities - Net - (0.0%)		(442)

Total Net Assets - 100.0%		$984,397

JNL Disciplined Moderate Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC BALANCED - 5.0%
JNL/T. Rowe Price Capital Appreciation Fund (10.2%) (b)	5,584	$66,333

DOMESTIC EQUITY - 35.3%
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (4.1%) (b)	5,140	87,434
JNL/Mellon Capital S&P 500 Index Fund - Class A (3.6%) (b)	11,682	196,144
JNL/Mellon Capital Small Cap Index Fund - Class A (0.7%) (b)	879	12,915
JNL/S&P Mid 3 Fund - Class A (5.3%) (b)	2,219	22,295
JNL/T. Rowe Price Established Growth Fund - Class A (1.1%) (b)	2,099	72,171
JNL/T. Rowe Price Value Fund - Class A (1.8%) (b)	4,652	71,965

		462,924

DOMESTIC FIXED INCOME - 33.2%
JNL/DoubleLine Total Return Fund (6.7%) (b)	11,207	119,354
JNL/PIMCO Total Return Bond Fund - Class A (2.0%) (b)	7,137	85,929
JNL/PPM America Floating Rate Income Fund - Class A (2.2%) (b)	3,266	33,021
JNL/PPM America High Yield Bond Fund - Class A (2.8%) (b)	11,381	65,440
JNL/PPM America Total Return Fund - Class A (7.6%) (b)	6,922	79,125
JNL/Scout Unconstrained Bond Fund - Class A (5.6%) (b)	5,522	52,844

		435,713

EMERGING MARKETS EQUITY - 3.0%
JNL/Mellon Capital Emerging Markets Index Fund - Class A (5.5%) (b)	4,827	38,908

GLOBAL FIXED INCOME - 9.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (2.9%) (b)	5,232	52,534
JNL/Neuberger Berman Strategic Income Fund - Class A (8.7%) (b)	6,321	65,989

		118,523

INTERNATIONAL EQUITY - 14.5%
JNL/Mellon Capital International Index Fund - Class A (5.1%) (b)	9,232	117,705
JNL/S&P International 5 Fund - Class A (15.9%) (b)	2,130	19,576

	Shares	Value
JNL/WCM Focused International Equity Fund (6.5%) (b)	4,777	52,642

		189,923

Total Investment Companies (cost $1,358,167)		1,312,324

Total Investments - 100.0% (cost $1,358,167)		1,312,324
Other Assets and Liabilities - Net - (0.0%)		(196)

Total Net Assets - 100.0%		$1,312,128

JNL Disciplined Moderate Growth Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC BALANCED - 5.0%
JNL/T. Rowe Price Capital Appreciation Fund (13.2%) (b)	7,239	$86,005

DOMESTIC EQUITY - 43.4%
JNL/Mellon Capital Healthcare Sector Fund - Class A (1.6%) (b)	2,019	51,698
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (6.0%) (b)	7,454	126,789
JNL/Mellon Capital S&P 500 Index Fund - Class A (4.7%) (b)	15,180	254,876
JNL/Mellon Capital Small Cap Index Fund - Class A (1.9%) (b)	2,293	33,709
JNL/S&P Mid 3 Fund - Class A (7.9%) (b)	3,335	33,520
JNL/T. Rowe Price Established Growth Fund - Class A (1.7%) (b)	3,468	119,223
JNL/T. Rowe Price Value Fund - Class A (3.0%) (b)	7,705	119,196

		739,011

DOMESTIC FIXED INCOME - 18.1%
JNL/DoubleLine Total Return Fund (5.8%) (b)	9,715	103,462
JNL/PIMCO Total Return Bond Fund - Class A (1.4%) (b)	4,999	60,188
JNL/PPM America Floating Rate Income Fund - Class A (1.1%) (b)	1,700	17,184
JNL/PPM America High Yield Bond Fund - Class A (1.4%) (b)	5,929	34,090
JNL/PPM America Total Return Fund - Class A (4.9%) (b)	4,504	51,485
JNL/Scout Unconstrained Bond Fund - Class A (4.5%) (b)	4,492	42,992

		309,401

EMERGING MARKETS EQUITY - 5.0%
JNL/Mellon Capital Emerging Markets Index Fund - Class A (11.9%) (b)	10,519	84,780

GLOBAL FIXED INCOME - 6.5%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (3.7%) (b)	6,811	68,380
JNL/Neuberger Berman Strategic Income Fund - Class A (5.6%) (b)	4,110	42,908

		111,288

INTERNATIONAL EQUITY - 22.0%
JNL/Mellon Capital International Index Fund - Class A (8.8%) (b)	15,999	203,990
JNL/S&P International 5 Fund - Class A (41.5%) (b)	5,550	51,003

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares	Value
JNL/WCM Focused International Equity Fund (14.9%) (b)	10,837	119,423

		374,416

Total Investment Companies (cost $1,775,411)		1,704,901

Total Investments - 100.0% (cost $1,775,411)		1,704,901
Other Assets and Liabilities - Net - (0.0%)		(244)

Total Net Assets - 100.0%		$1,704,657

JNL Disciplined Growth Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 55.4%
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A (17.6%) (b)	2,650	$29,122
JNL/Mellon Capital Healthcare Sector Fund - Class A (1.0%) (b)	1,209	30,971
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (3.6%) (b)	4,439	75,501
JNL/Mellon Capital S&P 500 Index Fund - Class A (2.1%) (b)	6,784	113,899
JNL/Mellon Capital Small Cap Index Fund - Class A (1.3%) (b)	1,535	22,572
JNL/S&P Mid 3 Fund - Class A (4.0%) (b)	1,671	16,793
JNL/T. Rowe Price Established Growth Fund - Class A (0.9%) (b)	1,775	61,017
JNL/T. Rowe Price Value Fund - Class A (1.8%) (b)	4,675	72,322

		422,197

DOMESTIC FIXED INCOME - 8.6%
JNL/DoubleLine Total Return Fund (1.3%) (b)	2,184	23,264
JNL/PPM America High Yield Bond Fund - Class A (0.6%) (b)	2,647	15,220
JNL/PPM America Total Return Fund - Class A (1.1%) (b)	1,009	11,531
JNL/Scout Unconstrained Bond Fund - Class A (1.6%) (b)	1,613	15,439

		65,454

EMERGING MARKETS EQUITY - 6.0%
JNL/Mellon Capital Emerging Markets Index Fund - Class A (6.4%) (b)	5,638	45,447

GLOBAL FIXED INCOME - 4.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (1.7%) (b)	3,036	30,479

INTERNATIONAL EQUITY - 26.0%
JNL/Mellon Capital International Index Fund - Class A (4.6%) (b)	8,353	106,503
JNL/S&P International 5 Fund - Class A (24.7%) (b)	3,310	30,419
JNL/WCM Focused International Equity Fund (7.6%) (b)	5,535	60,989

		197,911

Total Investment Companies (cost $798,079)		761,488

Total Investments - 100.0% (cost $798,079)		761,488
Other Assets and Liabilities - Net - (0.0%)		(120)

Total Net Assets - 100.0%		$761,368

	Shares	Value
JNL/Franklin Templeton Founding Strategy Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC BALANCED - 33.4%
JNL/Franklin Templeton Income Fund - Class A (20.8%) (b)	45,873	$476,620

GLOBAL EQUITY - 66.6%
JNL/Franklin Templeton Global Growth Fund - Class A (45.3%) (b)	47,485	473,903
JNL/Franklin Templeton Mutual Shares Fund - Class A (42.2%) (b)	44,369	476,075

		949,978

Total Investment Companies (cost $1,291,585)		1,426,598

Total Investments - 100.0% (cost $1,291,585)		1,426,598
Other Assets and Liabilities - Net - (0.0%)		(122)

Total Net Assets - 100.0%		$1,426,476

JNL/Mellon Capital 10 x 10 Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 79.9%
JNL/Mellon Capital JNL 5 Fund - Class A (6.2%) (b)	16,422	$204,619
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (1.9%) (b)	2,407	40,942
JNL/Mellon Capital S&P 500 Index Fund - Class A (0.8%) (b)	2,441	40,990
JNL/Mellon Capital Small Cap Index Fund - Class A (2.3%) (b)	2,772	40,742

		327,293

DOMESTIC FIXED INCOME - 10.1%
JNL/Mellon Capital Bond Index Fund - Class A (3.9%) (b)	3,598	41,378

INTERNATIONAL EQUITY - 10.0%
JNL/Mellon Capital International Index Fund - Class A (1.8%) (b)	3,213	40,964

Total Investment Companies (cost $317,914)		409,635

Total Investments - 100.0% (cost $317,914)		409,635
Other Assets and Liabilities - Net - (0.0%)		(32)

Total Net Assets - 100.0%		$409,603

JNL/Mellon Capital Index 5 Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 59.8%
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (7.1%) (b)	8,817	$149,978
JNL/Mellon Capital S&P 500 Index Fund - Class A (2.8%) (b)	9,130	153,288
JNL/Mellon Capital Small Cap Index Fund - Class A (8.6%) (b)	10,185	149,722

		452,988

DOMESTIC FIXED INCOME - 20.2%
JNL/Mellon Capital Bond Index Fund - Class A (14.6%) (b)	13,328	153,271

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares	Value
INTERNATIONAL EQUITY - 20.0%
JNL/Mellon Capital International Index Fund - Class A (6.5%) (b)	11,866	151,290

Total Investment Companies (cost $671,136)		757,549

Total Investments - 100.0% (cost $671,136)		757,549
Other Assets and Liabilities - Net - (0.0%)		(54)

Total Net Assets - 100.0%		$757,495

JNL/MMRS Conservative Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 31.5%
JNL Multi-Manager Small Cap Growth Fund - Class A (0.9%) (b)	487	$10,843
JNL/Invesco Small Cap Growth Fund - Class A (1.2%) (b)	862	16,260
JNL/Mellon Capital Consumer Brands Sector Fund - Class A (1.1%) (b)	608	10,872
JNL/Mellon Capital Healthcare Sector Fund - Class A (0.5%) (b)	638	16,345
JNL/Mellon Capital S&P® 24 Fund - Class A (2.5%) (b)	2,004	16,213
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (0.8%) (b)	954	16,232
JNL/S&P Competitive Advantage Fund - Class A (0.6%) (b)	1,053	16,154
JNL/S&P Dividend Income & Growth Fund - Class A (0.4%) (b)	1,157	16,299
JNL/S&P Intrinsic Value Fund - Class A (0.6%) (b)	1,313	16,201
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A (0.3%) (b)	288	10,899

		146,318

DOMESTIC FIXED INCOME - 48.6%
JNL/Goldman Sachs Core Plus Bond Fund - Class A (4.8%) (b)	4,579	53,161
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (3.7%) (b)	4,039	53,153
JNL/Mellon Capital Bond Index Fund - Class A (5.1%) (b)	4,621	53,139
JNL/PIMCO Real Return Fund - Class A (1.4%) (b)	2,277	22,174
JNL/PIMCO Total Return Bond Fund - Class A (1.0%) (b)	3,690	44,432

		226,059

EMERGING MARKETS EQUITY - 5.8%
JNL/Mellon Capital Emerging Markets Index Fund - Class A (3.8%) (b)	3,348	26,985

GLOBAL EQUITY - 3.5%
JNL/Franklin Templeton Mutual Shares Fund - Class A (1.4%) (b)	1,520	16,313

GLOBAL FIXED INCOME - 4.8%
JNL/Neuberger Berman Strategic Income Fund - Class A (2.9%) (b)	2,124	22,174

	Shares	Value
INTERNATIONAL EQUITY - 5.8%
JNL/Invesco International Growth Fund - Class A (2.0%) (b)	2,218	27,173

Total Investment Companies (cost $512,950)		465,022

Total Investments - 100.0% (cost $512,950)		465,022
Other Assets and Liabilities - Net - (0.0%)		(159)

Total Net Assets - 100.0%		$464,863

JNL/MMRS Growth Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 40.1%
JNL Multi-Manager Small Cap Growth Fund - Class A (0.1%) (b)	85	$1,891
JNL/Invesco Small Cap Growth Fund - Class A (0.1%) (b)	100	1,892
JNL/Mellon Capital Consumer Brands Sector Fund - Class A (0.2%) (b)	85	1,514
JNL/Mellon Capital Healthcare Sector Fund - Class A (0.1%) (b)	89	2,278
JNL/Mellon Capital S&P 24 Fund - Class A (0.2%) (b)	186	1,507
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (0.1%) (b)	133	2,263
JNL/S&P Competitive Advantage Fund - Class A (0.1%) (b)	172	2,633
JNL/S&P Dividend Income & Growth Fund - Class A (0.1%) (b)	216	3,040
JNL/S&P Intrinsic Value Fund - Class A (0.1%) (b)	214	2,643
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A (0.0%) (b)	40	1,519

		21,180

DOMESTIC FIXED INCOME - 38.0%
JNL/Goldman Sachs Core Plus Bond Fund - Class A (0.3%) (b)	324	3,763
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (0.4%) (b)	382	5,017
JNL/Mellon Capital Bond Index Fund - Class A (0.5%) (b)	436	5,016
JNL/PIMCO Real Return Fund - Class A (0.2%) (b)	258	2,513
JNL/PIMCO Total Return Bond Fund - Class A (0.1%) (b)	312	3,758

		20,067

EMERGING MARKETS EQUITY - 7.2%
JNL/Mellon Capital Emerging Markets Index Fund - Class A (0.5%) (b)	470	3,792

GLOBAL EQUITY - 2.9%
JNL/Franklin Templeton Mutual Shares Fund - Class A (0.1%) (b)	141	1,517

GLOBAL FIXED INCOME - 4.7%
JNL/Neuberger Berman Strategic Income Fund - Class A (0.3%) (b)	241	2,512

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares	Value
INTERNATIONAL EQUITY - 7.1%
JNL/Invesco International Growth Fund - Class A (0.3%) (b)	309	3,781

Total Investment Companies (cost $56,909)		52,849

Total Investments - 100.0% (cost $56,909)		52,849
Other Assets and Liabilities - Net - (0.0%)		(16)

Total Net Assets - 100.0%		$52,833

JNL/MMRS Moderate Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 39.8%
JNL Multi-Manager Small Cap Growth Fund - Class A (0.6%) (b)	366	$8,154
JNL/Invesco Small Cap Growth Fund - Class A (0.6%) (b)	432	8,154
JNL/Mellon Capital Consumer Brands Sector Fund - Class A (0.6%) (b)	342	6,116
JNL/Mellon Capital Healthcare Sector Fund - Class A (0.3%) (b)	319	8,164
JNL/Mellon Capital S&P 24 Fund - Class A (1.0%) (b)	753	6,087
JNL/Mellon Capital S&P 400 Mid Cap Index Fund - Class A (0.5%) (b)	599	10,192
JNL/S&P Competitive Advantage Fund - Class A (0.4%) (b)	660	10,127
JNL/S&P Dividend Income & Growth Fund - Class A (0.3%) (b)	864	12,174
JNL/S&P Intrinsic Value Fund - Class A (0.4%) (b)	824	10,173
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A (0.2%) (b)	162	6,118

		85,459

DOMESTIC FIXED INCOME - 38.4%
JNL/Goldman Sachs Core Plus Bond Fund - Class A (1.6%) (b)	1,505	17,477
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (1.4%) (b)	1,519	19,989
JNL/Mellon Capital Bond Index Fund - Class A (1.9%) (b)	1,738	19,988
JNL/PIMCO Real Return Fund - Class A (0.6%) (b)	1,025	9,985
JNL/PIMCO Total Return Bond Fund - Class A (0.3%) (b)	1,245	14,984

		82,423

EMERGING MARKETS EQUITY - 4.8%
JNL/Mellon Capital Emerging Markets Index Fund - Class A (1.4%) (b)	1,265	10,198

GLOBAL EQUITY - 2.8%
JNL/Franklin Templeton Mutual Shares Fund - Class A (0.5%) (b)	570	6,118

GLOBAL FIXED INCOME - 4.7%
JNL/Neuberger Berman Strategic Income Fund - Class A (1.3%) (b)	957	9,985

	Shares	Value
INTERNATIONAL EQUITY - 9.5%
JNL/Invesco International Growth Fund - Class A (1.5%) (b)	1,663	20,372

Total Investment Companies (cost $230,674)		214,555

Total Investments - 100.0% (cost $230,674)		214,555
Other Assets and Liabilities - Net - (0.0%)		(68)

Total Net Assets - 100.0%		$214,487

JNL/S&P 4 Fund

INVESTMENT COMPANIES - 100.0%

DOMESTIC EQUITY - 100.0%
JNL/S&P Competitive Advantage Fund - Class A (58.8%) (b)	103,383	$1,586,931
JNL/S&P Dividend Income & Growth Fund - Class A (41.1%) (b)	115,613	1,628,995
JNL/S&P Intrinsic Value Fund - Class A (61.6%) (b)	127,140	1,568,903
JNL/S&P Total Yield Fund - Class A (75.7%) (b)	131,850	1,586,151

Total Investment Companies (cost $6,749,715)		6,370,980

Total Investments - 100.0% (cost $6,749,715)		6,370,980
Other Assets and Liabilities - Net - (0.0%)		(389)

Total Net Assets - 100.0%		$6,370,591

JNL/S&P Managed Conservative Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 4.0%
JNL Multi-Manager Alternative Fund - Class A (6.5%) (b)	4,823	$46,153
JNL/Invesco Global Real Estate Fund - Class A (0.8%) (b)	1,574	15,393

		61,546

DOMESTIC EQUITY - 14.9%
JNL Multi-Manager Small Cap Growth Fund - Class A (1.2%) (b)	680	15,142
JNL Multi-Manager Small Cap Value Fund - Class A (1.5%) (b)	1,168	15,021
JNL/DFA U.S. Core Equity Fund - Class A (4.2%) (b)	2,855	30,436
JNL/Goldman Sachs Mid Cap Value Fund - Class A (1.4%) (b)	1,585	15,169
JNL/Invesco Mid Cap Value Fund - Class A (2.8%) (b)	1,049	15,027
JNL/JPMorgan MidCap Growth Fund - Class A (1.8%) (b)	1,039	30,591
JNL/T. Rowe Price Established Growth Fund - Class A (0.7%) (b)	1,336	45,941
JNL/T. Rowe Price Value Fund - Class A (1.2%) (b)	2,970	45,941
JNL/WMC Value Fund - Class A (0.9%) (b)	742	15,247

		228,515

DOMESTIC FIXED INCOME - 69.1%
JNL/DoubleLine Total Return Fund (7.8%) (b)	13,024	138,707
JNL/Goldman Sachs Core Plus Bond Fund - Class A (4.1%) (b)	3,983	46,239
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (9.7%) (b)	10,541	138,721

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares	Value
JNL/PIMCO Real Return Fund - Class A (3.9%) (b)	6,329	61,650
JNL/PIMCO Total Return Bond Fund - Class A (2.1%) (b)	7,671	92,360
JNL/PPM America Floating Rate Income Fund - Class A (2.0%) (b)	3,045	30,782
JNL/PPM America High Yield Bond Fund - Class A (3.8%) (b)	15,816	90,943
JNL/PPM America Low Duration Bond Fund - Class A (15.0%) (b)	10,834	107,905
JNL/PPM America Total Return Fund - Class A (10.3%) (b)	9,435	107,847
JNL/Scout Unconstrained Bond Fund - Class A (9.8%) (b)	9,660	92,443
JNL/T. Rowe Price Short-Term Bond Fund - Class A (8.4%) (b)	15,709	154,102

		1,061,699

GLOBAL FIXED INCOME - 7.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (5.8%) (b)	10,705	107,478

INTERNATIONAL EQUITY - 3.0%
JNL/Causeway International Value Select Fund - Class A (1.9%) (b)	2,236	15,272
JNL/Invesco International Growth Fund - Class A (1.2%) (b)	1,247	15,281
JNL/WCM Focused International Equity Fund (1.9%) (b)	1,392	15,337

		45,890

INTERNATIONAL FIXED INCOME - 2.0%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (7.4%) (b)	3,319	30,433

Total Investment Companies (cost $1,619,989)		1,535,561

Total Investments - 100.0% (cost $1,619,989)		1,535,561
Other Assets and Liabilities - Net - (0.0%)		(251)

Total Net Assets - 100.0%		$1,535,310

JNL/S&P Managed Moderate Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 4.0%
JNL Multi-Manager Alternative Fund - Class A (13.3%) (b)	9,836	$94,131
JNL/Invesco Global Real Estate Fund - Class A (1.9%) (b)	3,610	35,305

		129,436

DOMESTIC EQUITY - 32.7%
JNL Multi-Manager Small Cap Growth Fund - Class A (2.6%) (b)	1,461	32,521
JNL Multi-Manager Small Cap Value Fund - Class A (6.2%) (b)	4,946	63,611
JNL/BlackRock Large Cap Select Growth Fund - Class A (1.9%) (b)	1,172	33,055
JNL/DFA U.S. Core Equity Fund - Class A (5.2%) (b)	3,501	37,318
JNL/Goldman Sachs Mid Cap Value Fund - Class A (5.5%) (b)	6,399	61,236
JNL/Invesco Mid Cap Value Fund - Class A (5.9%) (b)	2,215	31,743
JNL/Invesco Small Cap Growth Fund - Class A (2.5%) (b)	1,718	32,394
JNL/JPMorgan MidCap Growth Fund - Class A (5.5%) (b)	3,204	94,287

	Shares	Value
JNL/T. Rowe Price Established Growth Fund - Class A (4.5%) (b)	8,915	306,512
JNL/T. Rowe Price Value Fund - Class A (6.8%) (b)	17,432	269,676
JNL/WMC Value Fund - Class A (6.1%) (b)	4,932	101,404

		1,063,757

DOMESTIC FIXED INCOME - 48.8%
JNL/DoubleLine Total Return Fund (13.1%) (b)	21,821	232,389
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (11.8%) (b)	12,833	168,885
JNL/PIMCO Real Return Fund - Class A (8.3%) (b)	13,320	129,737
JNL/PIMCO Total Return Bond Fund - Class A (3.5%) (b)	12,637	152,155
JNL/PPM America Floating Rate Income Fund - Class A (2.4%) (b)	3,550	35,892
JNL/PPM America High Yield Bond Fund - Class A (6.7%) (b)	27,451	157,843
JNL/PPM America Low Duration Bond Fund - Class A (24.4%) (b)	17,582	175,112
JNL/PPM America Total Return Fund - Class A (15.5%) (b)	14,156	161,798
JNL/Scout Unconstrained Bond Fund - Class A (14.6%) (b)	14,401	137,818
JNL/T. Rowe Price Short-Term Bond Fund - Class A (12.9%) (b)	24,167	237,079

		1,588,708

EMERGING MARKETS EQUITY - 1.0%
JNL/Lazard Emerging Markets Fund - Class A (3.8%) (b)	4,098	31,635

GLOBAL EQUITY - 1.0%
JNL/Oppenheimer Global Growth Fund - Class A (2.2%) (b)	2,404	34,217

GLOBAL FIXED INCOME - 7.1%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (12.5%) (b)	23,009	231,015

INTERNATIONAL EQUITY - 3.5%
JNL/Causeway International Value Select Fund - Class A (3.4%) (b)	4,017	27,434
JNL/Invesco International Growth Fund - Class A (4.5%) (b)	4,930	60,391
JNL/WCM Focused International Equity Fund (3.3%) (b)	2,401	26,459

		114,284

INTERNATIONAL FIXED INCOME - 1.9%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (15.5%) (b)	6,929	63,539

Total Investment Companies (cost $3,317,452)		3,256,591

Total Investments - 100.0% (cost $3,317,452)		3,256,591
Other Assets and Liabilities - Net - (0.0%)		(488)

Total Net Assets - 100.0%		$3,256,103

JNL/S&P Managed Moderate Growth Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 4.6%
JNL Multi-Manager Alternative Fund - Class A (21.3%) (b)	15,739	$150,621

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares	Value
JNL/Invesco Global Real Estate Fund - Class A (6.8%) (b)	13,231	129,400

		280,021

DOMESTIC EQUITY - 47.0%
JNL Multi-Manager Small Cap Growth Fund - Class A (4.6%) (b)	2,594	57,742
JNL Multi-Manager Small Cap Value Fund - Class A (15.3%) (b)	12,151	156,256
JNL/BlackRock Large Cap Select Growth Fund - Class A (11.7%) (b)	7,066	199,329
JNL/Goldman Sachs Mid Cap Value Fund - Class A (11.8%) (b)	13,831	132,362
JNL/Invesco Large Cap Growth Fund - Class A (11.5%) (b)	8,731	121,707
JNL/Invesco Mid Cap Value Fund - Class A (12.1%) (b)	4,548	65,176
JNL/Invesco Small Cap Growth Fund - Class A (5.7%) (b)	4,006	75,559
JNL/JPMorgan MidCap Growth Fund - Class A (9.2%) (b)	5,383	158,429
JNL/Morgan Stanley Mid Cap Growth Fund - Class A (27.1%) (b)	5,398	64,014
JNL/PPM America Mid Cap Value Fund - Class A (6.4%) (b)	1,765	21,889
JNL/T. Rowe Price Established Growth Fund - Class A (12.8%) (b)	25,530	877,730
JNL/T. Rowe Price Value Fund - Class A (14.1%) (b)	36,224	560,383
JNL/WMC Value Fund - Class A (21.9%) (b)	17,634	362,553

		2,853,129

DOMESTIC FIXED INCOME - 31.7%
JNL/DoubleLine Total Return Fund (9.8%) (b)	16,359	174,226
JNL/Goldman Sachs Core Plus Bond Fund - Class A (4.5%) (b)	4,377	50,817
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (13.0%) (b)	14,139	186,070
JNL/PIMCO Real Return Fund - Class A (7.5%) (b)	12,161	118,452
JNL/PIMCO Total Return Bond Fund - Class A (5.4%) (b)	19,610	236,107
JNL/PPM America Floating Rate Income Fund - Class A (2.7%) (b)	3,981	40,245
JNL/PPM America High Yield Bond Fund - Class A (10.0%) (b)	41,216	236,989
JNL/PPM America Low Duration Bond Fund - Class A (33.4%) (b)	24,059	239,628
JNL/PPM America Total Return Fund - Class A (17.4%) (b)	15,892	181,644
JNL/Scout Unconstrained Bond Fund - Class A (21.9%) (b)	21,637	207,065
JNL/T. Rowe Price Short-Term Bond Fund - Class A (13.9%) (b)	25,894	254,017

		1,925,260

EMERGING MARKETS EQUITY - 2.0%
JNL/Lazard Emerging Markets Fund - Class A (8.7%) (b)	9,418	72,712
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (34.7%) (b)	5,273	44,766

		117,478

GLOBAL EQUITY - 2.4%
JNL/Oppenheimer Global Growth Fund - Class A (9.4%) (b)	10,180	144,858

	Shares	Value
GLOBAL FIXED INCOME - 5.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (16.6%) (b)	30,382	305,034

INTERNATIONAL EQUITY - 5.9%
JNL/Causeway International Value Select Fund - Class A (7.7%) (b)	9,166	62,603
JNL/Invesco International Growth Fund - Class A (14.0%) (b)	15,127	185,313
JNL/WCM Focused International Equity Fund (13.5%) (b)	9,869	108,755

		356,671

INTERNATIONAL FIXED INCOME - 1.4%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (20.7%) (b)	9,258	84,898

Total Investment Companies (cost $5,946,773)		6,067,349

Total Investments - 100.0% (cost $5,946,773)		6,067,349
Other Assets and Liabilities - Net - (0.0%)		(877)

Total Net Assets - 100.0%		$6,066,472

JNL/S&P Managed Growth Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 4.9%
JNL Multi-Manager Alternative Fund - Class A (21.0%) (b)	15,546	$148,773
JNL/Invesco Global Real Estate Fund - Class A (5.1%) (b)	9,910	96,925

		245,698

DOMESTIC EQUITY - 62.3%
JNL Multi-Manager Small Cap Growth Fund - Class A (3.6%) (b)	2,067	46,014
JNL Multi-Manager Small Cap Value Fund - Class A (13.9%) (b)	11,066	142,305
JNL/BlackRock Large Cap Select Growth Fund - Class A (19.5%) (b)	11,820	333,440
JNL/Goldman Sachs Mid Cap Value Fund - Class A (11.8%) (b)	13,760	131,683
JNL/Invesco Large Cap Growth Fund - Class A (16.9%) (b)	12,873	179,447
JNL/Invesco Mid Cap Value Fund - Class A (16.7%) (b)	6,260	89,712
JNL/Invesco Small Cap Growth Fund - Class A (5.7%) (b)	3,965	74,771
JNL/JPMorgan MidCap Growth Fund - Class A (9.6%) (b)	5,618	165,348
JNL/Morgan Stanley Mid Cap Growth Fund - Class A (17.9%) (b)	3,560	42,226
JNL/PPM America Mid Cap Value Fund - Class A (3.7%) (b)	1,013	12,559
JNL/T. Rowe Price Established Growth Fund - Class A (10.9%) (b)	21,765	748,284
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A (4.1%) (b)	3,990	151,107
JNL/T. Rowe Price Value Fund - Class A (16.1%) (b)	41,333	639,414
JNL/WMC Value Fund - Class A (20.2%) (b)	16,246	334,022

		3,090,332

DOMESTIC FIXED INCOME - 16.9%
JNL/DoubleLine Total Return Fund (5.5%) (b)	9,211	98,098
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A (3.1%) (b)	3,334	43,882

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares	Value
JNL/PIMCO Real Return Fund - Class A (2.3%) (b)	3,705	36,088
JNL/PIMCO Total Return Bond Fund - Class A (2.0%) (b)	7,224	86,973
JNL/PPM America High Yield Bond Fund - Class A (3.8%) (b)	15,542	89,367
JNL/PPM America Low Duration Bond Fund - Class A (10.1%) (b)	7,259	72,302
JNL/PPM America Total Return Fund - Class A (8.5%) (b)	7,732	88,374
JNL/Scout Unconstrained Bond Fund - Class A (14.0%) (b)	13,855	132,593
JNL/T. Rowe Price Short-Term Bond Fund - Class A (10.4%) (b)	19,338	189,705

		837,382

EMERGING MARKETS EQUITY - 3.1%
JNL/Lazard Emerging Markets Fund - Class A (15.1%) (b)	16,256	125,494
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (21.8%) (b)	3,313	28,126

		153,620

GLOBAL EQUITY - 4.6%
JNL/Oppenheimer Global Growth Fund - Class A (14.8%) (b)	15,911	226,409

INTERNATIONAL EQUITY - 7.0%
JNL/Causeway International Value Select Fund - Class A (15.3%) (b)	18,142	123,911
JNL/Invesco International Growth Fund - Class A (12.2%) (b)	13,229	162,062
JNL/WCM Focused International Equity Fund (7.7%) (b)	5,625	61,982

		347,955

INTERNATIONAL FIXED INCOME - 1.2%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (14.2%) (b)	6,324	57,987

Total Investment Companies (cost $4,710,859)		4,959,383

Total Investments - 100.0% (cost $4,710,859)		4,959,383
Other Assets and Liabilities - Net - (0.0%)		(717)

Total Net Assets - 100.0%		$4,958,666

JNL/S&P Managed Aggressive Growth Fund

INVESTMENT COMPANIES - 100.0%

ALTERNATIVE - 4.6%
JNL Multi-Manager Alternative Fund - Class A (7.0%) (b)	5,162	$49,405
JNL/Invesco Global Real Estate Fund - Class A (1.8%) (b)	3,568	34,894

		84,299

DOMESTIC EQUITY - 70.2%
JNL Multi-Manager Small Cap Growth Fund - Class A (1.4%) (b)	779	17,352
JNL Multi-Manager Small Cap Value Fund - Class A (6.5%) (b)	5,133	66,013
JNL/BlackRock Large Cap Select Growth Fund - Class A (7.2%) (b)	4,362	123,056
JNL/Goldman Sachs Mid Cap Value Fund - Class A (4.0%) (b)	4,708	45,058
JNL/Invesco Large Cap Growth Fund - Class A (6.8%) (b)	5,142	71,682

	Shares	Value
JNL/Invesco Mid Cap Value Fund - Class A (6.0%) (b)	2,252	32,268
JNL/Invesco Small Cap Growth Fund - Class A (4.6%) (b)	3,208	60,504
JNL/JPMorgan MidCap Growth Fund - Class A (3.6%) (b)	2,105	61,958
JNL/Morgan Stanley Mid Cap Growth Fund - Class A (7.2%) (b)	1,437	17,039
JNL/T. Rowe Price Established Growth Fund - Class A (4.2%) (b)	8,406	288,996
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A (2.2%) (b)	2,108	79,815
JNL/T. Rowe Price Value Fund - Class A (6.8%) (b)	17,525	271,106
JNL/WMC Value Fund - Class A (8.8%) (b)	7,105	146,073

		1,280,920

DOMESTIC FIXED INCOME - 6.9%
JNL/DoubleLine Total Return Fund (0.9%) (b)	1,509	16,070
JNL/PPM America High Yield Bond Fund - Class A (1.4%) (b)	5,690	32,719
JNL/PPM America Total Return Fund - Class A (2.4%) (b)	2,151	24,590
JNL/Scout Unconstrained Bond Fund - Class A (1.8%) (b)	1,809	17,309
JNL/T. Rowe Price Short-Term Bond Fund - Class A (1.9%) (b)	3,557	34,892

		125,580

EMERGING MARKETS EQUITY - 2.9%
JNL/Lazard Emerging Markets Fund - Class A (4.4%) (b)	4,744	36,619
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (12.4%) (b)	1,892	16,065

		52,684

GLOBAL EQUITY - 5.6%
JNL/Oppenheimer Global Growth Fund - Class A (6.7%) (b)	7,229	102,877

INTERNATIONAL EQUITY - 8.9%
JNL/Causeway International Value Select Fund - Class A (7.8%) (b)	9,284	63,408
JNL/Invesco International Growth Fund - Class A (4.0%) (b)	4,380	53,662
JNL/WCM Focused International Equity Fund (5.6%) (b)	4,058	44,715

		161,785

INTERNATIONAL FIXED INCOME - 0.9%
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A (4.2%) (b)	1,857	17,027

Total Investment Companies (cost $1,742,370)		1,825,172

Total Investments - 100.0% (cost $1,742,370)		1,825,172
Other Assets and Liabilities - Net - (0.0%)		(283)

Total Net Assets - 100.0%		$1,824,889

(a)	Investment in affiliate.
(b)

The Fund’s percentage ownership of the underlying affiliated fund at December 31, 2015 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

Abbreviations:

    CAPE - Cyclically Adjusted Price Earnings

    MLP - Master Limited Partnership

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL/American Funds Blue Chip Income and Growth Fund(d)	JNL/American Funds Global Bond Fund(d)	JNL/American Funds Global Small Capitalization Fund(d)	JNL/American Funds Growth- Income Fund(d)	JNL/American Funds International Fund(d)	JNL/American Funds New World Fund(d)	JNL Institutional Alt 20 Fund
Assets
Investments - unaffiliated, at value (a)	$–	$–	$–	$–	$–	$–	$–
Investments - affiliated, at value (b)	1,962,003	443,167	515,321	3,069,531	980,481	797,805	1,613,539

Total investments, at value (c)	1,962,003	443,167	515,321	3,069,531	980,481	797,805	1,613,539
Receivable for investments sold	–	125	426	–	–	–	–
Receivable for fund shares sold	904	85	207	2,960	683	618	591
Receivable from adviser	717	188	240	907	456	509	–

Total assets	1,963,624	443,565	516,194	3,073,398	981,620	798,932	1,614,130

Liabilities
Payable for advisory fees	1,126	264	328	1,728	704	712	159
Payable for administrative fees	250	56	65	388	125	102	69
Payable for 12b-1 fee (Class A)	119	27	31	185	59	48	–
Payable for investment securities purchased	121	–	–	1,881	330	334	287
Payable for fund shares redeemed	783	210	633	1,078	353	284	304
Payable for trustee fees	26	11	7	34	12	13	38
Payable for other expenses	6	1	2	9	3	3	6

Total liabilities	2,431	569	1,066	5,303	1,586	1,496	863

Net assets	$1,961,193	$442,996	$515,128	$3,068,095	$980,034	$797,436	$1,613,267

Net assets consist of:
Paid-in capital	$1,841,379	$494,015	$509,964	$3,010,331	$1,054,001	$945,478	$1,686,140
Undistributed (excess of distributions over) net investment income (loss)	(21)	(10)	(7)	(28)	(10)	(12)	(203)
Accumulated net realized gain (loss)	(119)	(4,596)	(77)	(1)	(62)	(4,241)	(1,209)
Net unrealized appreciation (depreciation) on investments	119,954	(46,413)	5,248	57,793	(73,895)	(143,789)	(71,461)

	$1,961,193	$442,996	$515,128	$3,068,095	$980,034	$797,436	$1,613,267

Class A
Net assets	$1,960,998	$442,844	$515,018	$3,067,743	$979,733	$797,251	$1,613,267
Shares outstanding (no par value), unlimited shares authorized	122,342	44,741	39,414	186,802	84,350	81,715	114,591
Net asset value per share	$16.03	$9.90	$13.07	$16.42	$11.62	$9.76	$14.08

Class B
Net assets	$195	$152	$110	$352	$301	$185	N/A
Shares outstanding (no par value), unlimited shares authorized	12	15	8	21	26	19	N/A
Net asset value per share	$16.13	$9.95	$13.17	$16.53	$11.69	$9.82	N/A

(a) Investments - unaffiliated, at cost	$–	$–	$–	$–	$–	$–	$–
(b) Investments - affiliated, at cost	1,842,049	489,580	510,073	3,011,738	1,054,376	941,594	1,685,000

(c) Total investments, at cost	$1,842,049	$489,580	$510,073	$3,011,738	$1,054,376	$941,594	$1,685,000

(d)	The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL Institutional Alt 35 Fund	JNL Institutional Alt 50 Fund	JNL Alt 65 Fund	JNL/American Funds Balanced Allocation Fund	JNL/American Funds Growth Allocation Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund
Assets
Investments - unaffiliated, at value (a)	$–	$–	$–	$1,184,949	$984,839	$–	$–
Investments - affiliated, at value (b)	2,027,393	2,861,122	635,594	–	–	1,312,324	1,704,901

Total investments, at value (c)	2,027,393	2,861,122	635,594	1,184,949	984,839	1,312,324	1,704,901
Receivable for investments sold	286	950	270	399	–	–	–
Receivable for fund shares sold	264	397	58	631	767	1,001	497
Receivable from adviser	–	–	–	–	–	–	–

Total assets	2,027,943	2,862,469	635,922	1,185,979	985,606	1,313,325	1,705,398

Liabilities
Payable for advisory fees	195	266	75	296	249	111	137
Payable for administrative fees	86	123	27	150	124	56	72
Payable for 12b-1 fee (Class A)	–	–	–	71	59	–	–
Payable for investment securities purchased	–	–	–	–	175	556	117
Payable for fund shares redeemed	550	1,347	328	1,030	593	445	380
Payable for trustee fees	54	72	29	9	7	25	29
Payable for other expenses	7	10	3	3	2	4	6

Total liabilities	892	1,818	462	1,559	1,209	1,197	741

Net assets	$2,027,051	$2,860,651	$635,460	$1,184,420	$984,397	$1,312,128	$1,704,657

Net assets consist of:
Paid-in capital	$2,114,341	$3,000,314	$665,323	$1,247,695	$1,046,803	$1,361,521	$1,781,954
Undistributed (excess of distributions over) net investment income (loss)	(538)	(979)	(287)	(7)	(5)	(22)	(26)
Accumulated net realized gain (loss)	(5,365)	(9,243)	(920)	(782)	(543)	(3,528)	(6,761)
Net unrealized appreciation (depreciation) on investments	(81,387)	(129,441)	(28,656)	(62,486)	(61,858)	(45,843)	(70,510)

	$2,027,051	$2,860,651	$635,460	$1,184,420	$984,397	$1,312,128	$1,704,657

Class A
Net assets	$2,027,051	$2,860,651	$635,460	$1,184,420	$984,397	$1,312,128	$1,704,657
Shares outstanding (no par value), unlimited shares authorized	140,745	192,197	44,796	98,758	78,153	117,611	160,332
Net asset value per share	$14.40	$14.88	$14.19	$11.99	$12.60	$11.16	$10.63

Class B
Net assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares outstanding (no par value), unlimited shares authorized	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net asset value per share	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(a) Investments - unaffiliated, at cost	$–	$–	$–	$1,247,435	$1,046,697	$–	$–
(b) Investments - affiliated, at cost	2,108,780	2,990,563	664,250	–	–	1,358,167	1,775,411

(c) Total investments, at cost	$2,108,780	$2,990,563	$664,250	$1,247,435	$1,046,697	$1,358,167	$1,775,411

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL Disciplined Growth Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/MMRS Conservative Fund	JNL/MMRS Growth Fund	JNL/MMRS Moderate Fund
Assets
Investments - unaffiliated, at value (a)	$–	$–	$–	$–	$–	$–	$–
Investments - affiliated, at value (b)	761,488	1,426,598	409,635	757,549	465,022	52,849	214,555

Total investments, at value (c)	761,488	1,426,598	409,635	757,549	465,022	52,849	214,555
Receivable for investments sold	–	541	254	289	728	26	991
Receivable for fund shares sold	357	301	37	33	74	6	17
Receivable from adviser	–	–	–	–	–	–	–

Total assets	761,845	1,427,440	409,926	757,871	465,824	52,881	215,563

Liabilities
Payable for advisory fees	73	–	–	–	120	13	55
Payable for administrative fees	32	61	17	32	20	3	9
Payable for 12b-1 fee (Class A)	–	–	–	–	–	–	–
Payable for investment securities purchased	81	–	–	–	–	–	–
Payable for fund shares redeemed	276	842	292	322	802	32	1,008
Payable for trustee fees	12	56	13	19	18	–	4
Payable for other expenses	3	5	1	3	1	–	–

Total liabilities	477	964	323	376	961	48	1,076

Net assets	$761,368	$1,426,476	$409,603	$757,495	$464,863	$52,833	$214,487

Net assets consist of:
Paid-in capital	$801,066	$1,362,055	$350,184	$680,040	$514,693	$59,859	$240,349
Undistributed (excess of distributions over) net investment income (loss)	(10)	(53)	(12)	(17)	(21)	–	(5)
Accumulated net realized gain (loss)	(3,097)	(70,539)	(32,290)	(8,941)	(1,881)	(2,966)	(9,738)
Net unrealized appreciation (depreciation) on investments	(36,591)	135,013	91,721	86,413	(47,928)	(4,060)	(16,119)

	$761,368	$1,426,476	$409,603	$757,495	$464,863	$52,833	$214,487

Class A
Net assets	$761,368	$1,426,476	$409,603	$757,495	$464,863	$52,833	$214,487
Shares outstanding (no par value), unlimited shares authorized	76,934	129,455	38,571	66,872	45,332	5,361	21,491
Net asset value per share	$9.90	$11.02	$10.62	$11.33	$10.25	$9.85	$9.98

Class B
Net assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares outstanding (no par value), unlimited shares authorized	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net asset value per share	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(a) Investments - unaffiliated, at cost	$–	$–	$–	$–	$–	$–	$–
(b) Investments - affiliated, at cost	798,079	1,291,585	317,914	671,136	512,950	56,909	230,674

(c) Total investments, at cost	$798,079	$1,291,585	$317,914	$671,136	$512,950	$56,909	$230,674

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund
Assets
Investments - unaffiliated, at value (a)	$–	$–	$–	$–	$–	$–
Investments - affiliated, at value (b)	6,370,980	1,535,561	3,256,591	6,067,349	4,959,383	1,825,172

Total investments, at value (c)	6,370,980	1,535,561	3,256,591	6,067,349	4,959,383	1,825,172
Receivable for investments sold	3	388	996	–	636	–
Receivable for fund shares sold	3,750	208	530	3,090	1,311	4,037
Receivable from adviser	–	–	–	–	–	–

Total assets	6,374,733	1,536,157	3,258,117	6,070,439	4,961,330	1,829,209

Liabilities
Payable for advisory fees	–	126	243	435	360	146
Payable for administrative fees	258	66	137	245	203	78
Payable for 12b-1 fee (Class A)	–	–	–	–	–	–
Payable for investment securities purchased	–	–	–	659	–	2,666
Payable for fund shares redeemed	3,754	596	1,526	2,432	1,947	1,371
Payable for trustee fees	112	54	97	176	138	53
Payable for other expenses	18	5	11	20	16	6

Total liabilities	4,142	847	2,014	3,967	2,664	4,320

Net assets	$6,370,591	$1,535,310	$3,256,103	$6,066,472	$4,958,666	$1,824,889

Net assets consist of:
Paid-in capital	$6,756,314	$1,627,545	$3,329,280	$5,972,784	$4,749,347	$1,767,578
Undistributed (excess of distributions over) net investment income (loss)	(98)	(51)	(89)	(159)	(2,994)	(1,260)
Accumulated net realized gain (loss)	(6,890)	(7,756)	(12,227)	(26,729)	(36,211)	(24,231)
Net unrealized appreciation (depreciation) on investments	(378,735)	(84,428)	(60,861)	120,576	248,524	82,802

	$6,370,591	$1,535,310	$3,256,103	$6,066,472	$4,958,666	$1,824,889

Class A
Net assets	$6,370,591	$1,535,310	$3,256,103	$6,066,472	$4,958,666	$1,824,889
Shares outstanding (no par value), unlimited shares authorized	397,267	128,363	247,628	423,809	337,179	107,358
Net asset value per share	$16.04	$11.96	$13.15	$14.31	$14.71	$17.00

Class B
Net assets	N/A	N/A	N/A	N/A	N/A	N/A
Shares outstanding (no par value), unlimited shares authorized	N/A	N/A	N/A	N/A	N/A	N/A
Net asset value per share	N/A	N/A	N/A	N/A	N/A	N/A

(a) Investments - unaffiliated, at cost	$–	$–	$–	$–	$–	$–
(b) Investments - affiliated, at cost	6,749,715	1,619,989	3,317,452	5,946,773	4,710,859	1,742,370

(c) Total investments, at cost	$6,749,715	$1,619,989	$3,317,452	$5,946,773	$4,710,859	$1,742,370

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL/American Funds Blue Chip Income and Growth Fund(b)	JNL/American Funds Global Bond Fund(b)	JNL/American Funds Global Small Capitalization Fund(b)	JNL/American Funds Growth- Income Fund(b)	JNL/American Funds International Fund(b)	JNL/American Funds New World Fund(b)	JNL Institutional Alt 20 Fund
Investment income
Dividends (a)	$–	$–	$–	$–	$–	$–	$35,963
Dividends received from master fund (a)	43,792	452	–	47,232	17,921	6,648	–

Total investment income	43,792	452	–	47,232	17,921	6,648	35,963

Expenses
Advisory fees	13,131	3,288	3,598	18,544	7,783	8,224	1,953
Administrative fees	2,915	704	720	4,163	1,374	1,175	852
12b-1 fees (Class A)	4,191	1,017	1,025	5,957	1,957	1,688	–
Legal fees	8	2	2	11	4	3	8
Trustee fees	26	6	6	35	11	10	23
Other expenses	25	7	5	34	9	10	24

Total expenses	20,296	5,024	5,356	28,744	11,138	11,110	2,860

Expense waiver	(8,661)	(2,426)	(2,704)	(10,122)	(5,163)	(5,996)	–

Net expenses	11,635	2,598	2,652	18,622	5,975	5,114	2,860

Net investment income (loss)	32,157	(2,146)	(2,652)	28,610	11,946	1,534	33,103

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	–	–	–	–	–	–	–
Affiliated investments	32,359	(5,443)	5,641	10,461	3,928	(3,115)	29,652
Distributions from unaffiliated investment companies	–	–	–	–	–	–	–
Distributions from affiliated investment companies	193,236	12,875	34,909	397,349	53,111	43,081	35,713
Net change in unrealized appreciation (depreciation) on investments	(324,395)	(25,743)	(52,925)	(419,597)	(133,773)	(71,659)	(135,490)

Net realized and unrealized loss	(98,800)	(18,311)	(12,375)	(11,787)	(76,734)	(31,693)	(70,125)

Net increase (decrease) in net assets from operations	$(66,643)	$(20,457)	$(15,027)	$16,823	$(64,788)	$(30,159)	$(37,022)

(a) Income from affiliated investments	$43,792	$452	$–	$47,232	$17,921	$6,648	$35,963
(b)	The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL Institutional Alt 35 Fund	JNL Institutional Alt 50 Fund	JNL Alt 65 Fund	JNL/American Funds Balanced Allocation Fund	JNL/American Funds Growth Allocation Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund
Investment income
Dividends (a)	$53,174	$80,490	$17,779	$20,562	$14,384	$25,618	$27,651
Dividends received from master fund	–	–	–	–	–	–	–

Total investment income	53,174	80,490	17,779	20,562	14,384	25,618	27,651

Expenses
Advisory fees	2,458	3,355	913	2,988	2,495	1,310	1,569
Administrative fees	1,104	1,553	331	1,500	1,247	663	824
12b-1 fees (Class A)	–	–	–	2,138	1,777	–	–
Legal fees	10	13	3	3	3	6	7
Trustee fees	31	43	12	12	10	17	21
Other expenses	29	42	9	11	9	17	20

Total expenses	3,632	5,006	1,268	6,652	5,541	2,013	2,441

Expense waiver	–	–	–	(138)	(114)	–	–

Net expenses	3,632	5,006	1,268	6,514	5,427	2,013	2,441

Net investment income (loss)	49,542	75,484	16,511	14,048	8,957	23,605	25,210

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	–	–	–	930	1,794	–	–
Affiliated investments	31,197	50,879	9,195	–	–	70,585	101,652
Distributions from unaffiliated investment companies	–	–	–	72,028	75,460	–	–
Distributions from affiliated investment companies	40,942	54,476	8,900	–	–	25,778	39,397
Net change in unrealized appreciation (depreciation) on investments	(168,168)	(239,172)	(50,645)	(95,878)	(91,292)	(145,060)	(203,755)

Net realized and unrealized loss	(96,029)	(133,817)	(32,550)	(22,920)	(14,038)	(48,697)	(62,706)

Net increase (decrease) in net assets from operations	$(46,487)	$(58,333)	$(16,039)	$(8,872)	$(5,081)	$(25,092)	$(37,496)

(a) Income from affiliated investments	$53,174	$80,490	$17,779	$–	$–	$25,618	$27,651

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL Disciplined Growth Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/MMRS Conservative Fund	JNL/MMRS Growth Fund	JNL/MMRS Moderate Fund
Investment income
Dividends (a)	$11,303	$50,205	$8,510	$10,879	$8,652	$873	$3,564
Dividends received from master fund	–	–	–	–	–	–	–

Total investment income	11,303	50,205	8,510	10,879	8,652	873	3,564

Expenses
Advisory fees	841	–	–	–	1,031	126	442
Administrative fees	369	792	215	388	171	21	74
12b-1 fees (Class A)	–	–	–	–	–	–	–
Legal fees	2	7	2	3	1	–	–
Trustee fees	10	22	6	10	19	–	4
Other expenses	9	21	5	11	3	1	1

Total expenses	1,231	842	228	412	1,225	148	521

Expense waiver	–	–	–	–	–	–	–

Net expenses	1,231	842	228	412	1,225	148	521

Net investment income (loss)	10,072	49,363	8,282	10,467	7,427	725	3,043

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	–	–	–	–	–	–	–
Affiliated investments	33,751	14,566	17,362	11,065	(7,755)	(3,727)	(14,331)
Distributions from unaffiliated investment companies	–	–	–	–	–	–	–
Distributions from affiliated investment companies	20,615	35,126	7,950	29,834	18,476	2,716	11,306
Net change in unrealized appreciation (depreciation) on investments	(85,602)	(193,953)	(42,778)	(63,109)	(47,292)	(3,577)	(14,962)

Net realized and unrealized loss	(31,236)	(144,261)	(17,466)	(22,210)	(36,571)	(4,588)	(17,987)

Net increase (decrease) in net assets from operations	$(21,164)	$(94,898)	$(9,184)	$(11,743)	$(29,144)	$(3,863)	$(14,944)

(a) Income from affiliated investments	$11,303	$50,205	$8,510	$10,879	$8,652	$873	$3,564

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund
Investment income
Dividends (a)	$93,249	$35,248	$65,773	$97,389	$45,453	$14,769
Dividends received from master fund	–	–	–	–	–	–

Total investment income	93,249	35,248	65,773	97,389	45,453	14,769

Expenses
Advisory fees	–	1,543	2,963	5,278	4,277	1,708
Administrative fees	2,846	808	1,692	3,103	2,493	911
12b-1 fees (Class A)	–	–	–	–	–	–
Legal fees	23	7	14	27	21	8
Trustee fees	105	22	46	85	67	24
Other expenses	69	21	45	82	65	23

Total expenses	3,043	2,401	4,760	8,575	6,923	2,674

Expense waiver	–	–	–	–	–	–

Net expenses	3,043	2,401	4,760	8,575	6,923	2,674

Net investment income (loss)	90,206	32,847	61,013	88,814	38,530	12,095

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	–	–	–	–	–	–
Affiliated investments	83,883	14,941	29,822	40,868	47,812	18,236
Distributions from unaffiliated investment companies	–	–	–	–	–	–
Distributions from affiliated investment companies	637,762	20,816	89,671	241,826	256,067	105,044
Net change in unrealized appreciation (depreciation) on investments	(1,110,048)	(92,218)	(217,905)	(419,466)	(354,279)	(141,413)

Net realized and unrealized loss	(388,403)	(56,461)	(98,412)	(136,772)	(50,400)	(18,133)

Net increase (decrease) in net assets from operations	$(298,197)	$(23,614)	$(37,399)	$(47,958)	$(11,870)	$(6,038)

(a) Income from affiliated investments	$93,249	$35,248	$65,773	$97,389	$45,453	$14,769

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL/American Funds Blue Chip Income and Growth Fund(a)	JNL/American Funds Global Bond Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth- Income Fund(a)	JNL/American Funds International Fund(a)	JNL/American Funds New World Fund(a)	JNL Institutional Alt 20 Fund
Operations
Net investment income (loss)	$32,157	$(2,146)	$(2,652)	$28,610	$11,946	$1,534	$33,103
Net realized gain (loss)	225,595	7,432	40,550	407,810	57,039	39,966	65,365
Net change in unrealized appreciation (depreciation)	(324,395)	(25,743)	(52,925)	(419,597)	(133,773)	(71,659)	(135,490)

Net increase (decrease) in net assets from operations	(66,643)	(20,457)	(15,027)	16,823	(64,788)	(30,159)	(37,022)

Distributions to shareholders
From net investment income
Class A	(48,367)	(6,044)	–	(21,421)	(7,839)	(6,810)	(39,302)
Class B	(5)	(2)	–	(3)	(3)	(2)	–
From net realized gains
Class A	(4,486)	(4,106)	(9,510)	(101,485)	(1,637)	(70,315)	(141,429)
Class B	–	(1)	(2)	(13)	(1)	(16)	–

Total distributions to shareholders	(52,858)	(10,153)	(9,512)	(122,922)	(9,480)	(77,143)	(180,731)

Share transactions[1]
Proceeds from the sale of shares
Class A	566,442	94,871	261,949	1,051,684	515,764	233,983	205,239
Class B	70	19	20	72	210	67	–
Proceeds in connection with acquisition
Class A	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	52,853	10,150	9,510	122,906	9,476	77,125	180,731
Class B	5	3	2	16	4	18	–
Cost of shares redeemed
Class A	(413,588)	(125,565)	(126,506)	(445,368)	(188,469)	(142,288)	(326,341)
Class B	(92)	(23)	(49)	(119)	(312)	(24)	–

Net increase (decrease) in net assets from share transactions	205,690	(20,545)	144,926	729,191	336,673	168,881	59,629

Net increase (decrease) net assets	86,189	(51,155)	120,387	623,092	262,405	61,579	(158,124)

Net assets beginning of year	1,875,004	494,151	394,741	2,445,003	717,629	735,857	1,771,391

Net assets end of year	$1,961,193	$442,996	$515,128	$3,068,095	$980,034	$797,436	$1,613,267

Undistributed (excess of distributions over) net investment income (loss)	$(21)	$(10)	$(7)	$(28)	$(10)	$(12)	$(203)

[1] Share transactions
Shares sold
Class A	33,561	9,141	18,146	61,101	40,545	21,024	12,717
Class B	4	2	1	4	17	6	–
Shares issued in connection with acquisition
Class A	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	3,295	1,021	714	7,426	801	7,759	12,710
Class B	–	–	–	1	–	2	–
Shares redeemed
Class A	(24,560)	(12,102)	(9,076)	(26,045)	(15,167)	(12,824)	(20,222)
Class B	(5)	(2)	(3)	(7)	(23)	(2)	–

Net increase/(decrease)
Class A	12,296	(1,940)	9,784	42,482	26,179	15,959	5,205

Class B	(1)	–	(2)	(2)	(6)	6	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$466,177	$36,410	$205,534	$1,065,803	$424,910	$163,053	$518,735
Proceeds from sales of securities	87,856	56,383	37,805	33,219	32,522	26,653	571,033

(a)	The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL Institutional Alt 35 Fund	JNL Institutional Alt 50 Fund	JNL Alt 65 Fund	JNL/American Funds Balanced Allocation Fund	JNL/American Funds Growth Allocation Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund
Operations
Net investment income (loss)	$49,542	$75,484	$16,511	$14,048	$8,957	$23,605	$25,210
Net realized gain (loss)	72,139	105,355	18,095	72,958	77,254	96,363	141,049
Net change in unrealized appreciation (depreciation)	(168,168)	(239,172)	(50,645)	(95,878)	(91,292)	(145,060)	(203,755)

Net increase (decrease) in net assets from operations	(46,487)	(58,333)	(16,039)	(8,872)	(5,081)	(25,092)	(37,496)

Distributions to shareholders
From net investment income
Class A	(50,412)	(69,926)	(12,171)	(12,442)	(9,178)	(32,004)	(41,965)
Class B	–	–	–	–	–	–	–
From net realized gains
Class A	(165,459)	(184,936)	(39,552)	(18,208)	(20,523)	(30,592)	(56,237)
Class B	–	–	–	–	–	–	–

Total distributions to shareholders	(215,871)	(254,862)	(51,723)	(30,650)	(29,701)	(62,596)	(98,202)

Share transactions[1]
Proceeds from the sale of shares
Class A	219,126	344,760	39,444	581,290	456,737	277,899	437,164
Class B	–	–	–	–	–	–	–
Proceeds in connection with acquisition
Class A	–	–	135,883	–	–	–	–
Reinvestment of distributions
Class A	215,871	254,862	51,723	30,650	29,701	62,596	98,202
Class B	–	–	–	–	–	–	–
Cost of shares redeemed
Class A	(489,152)	(718,120)	(161,768)	(178,120)	(137,693)	(220,670)	(261,618)
Class B	–	–	–	–	–	–	–

Net increase (decrease) in net assets from share transactions	(54,155)	(118,498)	65,282	433,820	348,745	119,825	273,748

Net increase (decrease) net assets	(316,513)	(431,693)	(2,480)	394,298	313,963	32,137	138,050

Net assets beginning of year	2,343,564	3,292,344	637,940	790,122	670,434	1,279,991	1,566,607

Net assets end of year	$2,027,051	$2,860,651	$635,460	$1,184,420	$984,397	$1,312,128	$1,704,657

Undistributed (excess of distributions over) net investment income (loss)	$(538)	$(979)	$(287)	$(7)	$(5)	$(22)	$(26)

[1] Share transactions
Shares sold
Class A	13,368	20,689	2,532	46,447	34,539	23,218	37,802
Class B	–	–	–	–	–	–	–
Shares issued in connection with acquisition
Class A	–	–	8,325	–	–	–	–
Reinvestment of distributions
Class A	14,857	16,991	3,620	2,531	2,333	5,554	9,152
Class B	–	–	–	–	–	–	–
Shares redeemed
Class A	(29,878)	(43,184)	(10,279)	(14,297)	(10,498)	(18,477)	(22,671)
Class B	–	–	–	–	–	–	–

Net increase/(decrease)
Class A	(1,653)	(5,504)	4,198	34,681	26,374	10,295	24,283

Class B	–	–	–	–	–	–	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$549,155	$775,413	$166,586	$507,539	$417,334	$853,933	$1,178,239
Proceeds from sales of securities	728,730	1,018,857	263,496	18,095	13,714	747,311	938,063

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL Disciplined Growth Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/MMRS Conservative Fund	JNL/MMRS Growth Fund	JNL/MMRS Moderate Fund
Operations
Net investment income (loss)	$10,072	$49,363	$8,282	$10,467	$7,427	$725	$3,043
Net realized gain (loss)	54,366	49,692	25,312	40,899	10,721	(1,011)	(3,025)
Net change in unrealized appreciation (depreciation)	(85,602)	(193,953)	(42,778)	(63,109)	(47,292)	(3,577)	(14,962)

Net increase (decrease) in net assets from operations	(21,164)	(94,898)	(9,184)	(11,743)	(29,144)	(3,863)	(14,944)

Distributions to shareholders
From net investment income
Class A	(18,775)	(24,866)	(8,472)	(13,967)	–	–	–
Class B	–	–	–	–	–	–	–
From net realized gains
Class A	(31,806)	(2,454)	(10,363)	(27,876)	–	–	–
Class B	–	–	–	–	–	–	–

Total distributions to shareholders	(50,581)	(27,320)	(18,835)	(41,843)	–	–	–

Share transactions[1]
Proceeds from the sale of shares
Class A	215,259	212,557	67,149	146,840	109,243	58,083	164,438
Class B	–	–	–	–	–	–	–
Proceeds in connection with acquisition
Class A	–	–	–	–	456,838	–	61,431
Reinvestment of distributions
Class A	50,581	27,320	18,835	41,843	–	–	–
Class B	–	–	–	–	–	–	–
Cost of shares redeemed
Class A	(130,482)	(346,841)	(85,185)	(128,963)	(98,858)	(19,118)	(41,127)
Class B	–	–	–	–	–	–	–

Net increase (decrease) in net assets from share transactions	135,358	(106,964)	799	59,720	467,223	38,965	184,742

Net increase (decrease) net assets	63,613	(229,182)	(27,220)	6,134	438,079	35,102	169,798

Net assets beginning of year	697,755	1,655,658	436,823	751,361	26,784	17,731	44,689

Net assets end of year	$761,368	$1,426,476	$409,603	$757,495	$464,863	$52,833	$214,487

Undistributed (excess of distributions over) net investment income (loss)	$(10)	$(53)	$(12)	$(17)	$(21)	$–	$(5)

[1] Share transactions
Shares sold
Class A	19,707	17,889	5,932	11,907	10,366	5,540	15,612
Class B	–	–	–	–	–	–	–
Shares issued in connection with acquisition
Class A	–	–	–	–	41,865	–	5,594
Reinvestment of distributions
Class A	5,058	2,435	1,755	3,642	–	–	–
Class B	–	–	–	–	–	–	–
Shares redeemed
Class A	(11,928)	(29,228)	(7,484)	(10,490)	(9,453)	(1,877)	(3,989)
Class B	–	–	–	–	–	–	–

Net increase/(decrease)
Class A	12,837	(8,904)	203	5,059	42,778	3,663	17,217

Class B	–	–	–	–	–	–	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$544,233	$94,709	$37,742	$94,517	$654,075	$129,179	$401,866
Proceeds from sales of securities	428,758	144,509	39,545	36,334	160,798	86,762	202,718

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund
Operations
Net investment income (loss)	$90,206	$32,847	$61,013	$88,814	$38,530	$12,095
Net realized gain (loss)	721,645	35,757	119,493	282,694	303,879	123,280
Net change in unrealized appreciation (depreciation)	(1,110,048)	(92,218)	(217,905)	(419,466)	(354,279)	(141,413)

Net increase (decrease) in net assets from operations	(298,197)	(23,614)	(37,399)	(47,958)	(11,870)	(6,038)

Distributions to shareholders
From net investment income
Class A	(306,222)	–	–	–	–	–
Class B	–	–	–	–	–	–
From net realized gains
Class A	(243,969)	–	–	–	–	–
Class B	–	–	–	–	–	–

Total distributions to shareholders	(550,191)	–	–	–	–	–

Share transactions[1]
Proceeds from the sale of shares
Class A	2,224,762	347,014	470,190	811,389	854,459	395,880
Class B	–	–	–	–	–	–
Proceeds in connection with acquisition
Class A	692,105	–	–	–	–	–
Reinvestment of distributions
Class A	550,191	–	–	–	–	–
Class B	–	–	–	–	–	–
Cost of shares redeemed
Class A	(1,231,729)	(448,446)	(626,018)	(1,059,444)	(864,791)	(329,885)
Class B	–	–	–	–	–	–

Net increase (decrease) in net assets from share transactions	2,235,329	(101,432)	(155,828)	(248,055)	(10,332)	65,995

Net increase (decrease) net assets	1,386,941	(125,046)	(193,227)	(296,013)	(22,202)	59,957

Net assets beginning of year	4,983,650	1,660,356	3,449,330	6,362,485	4,980,868	1,764,932

Net assets end of year	$6,370,591	$1,535,310	$3,256,103	$6,066,472	$4,958,666	$1,824,889

Undistributed (excess of distributions over) net investment income (loss)	$(98)	$(51)	$(89)	$(159)	$(2,994)	$(1,260)

[1] Share transactions
Shares sold
Class A	121,768	28,496	35,044	55,547	57,030	22,808
Class B	–	–	–	–	–	–
Shares issued in connection with acquisition
Class A	40,223	–	–	–	–	–
Reinvestment of distributions
Class A	33,795	–	–	–	–	–
Class B	–	–	–	–	–	–
Shares redeemed
Class A	(68,314)	(36,767)	(46,702)	(72,612)	(57,718)	(19,040)
Class B	–	–	–	–	–	–

Net increase/(decrease)
Class A	127,472	(8,271)	(11,658)	(17,065)	(688)	3,768

Class B	–	–	–	–	–	–

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$2,585,575	$230,777	$357,634	$866,644	$814,510	$429,213
Proceeds from sales of securities	172,341	278,556	362,789	784,083	530,236	246,065

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/American Funds Blue Chip Income and Growth Fund(a)	JNL/American Funds Global Bond Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth- Income Fund(a)	JNL/American Funds International Fund(a)	JNL/American Funds New World Fund(a)	JNL Institutional Alt 20 Fund
Operations
Net investment income (loss)	$48,367	$6,044	$(786)	$21,417	$7,835	$5,113	$22,799
Net realized gain (loss)	4,487	3,652	9,512	101,499	1,638	70,943	158,187
Net change in unrealized appreciation (depreciation)	156,642	(5,846)	(4,682)	76,243	(32,090)	(142,292)	(141,714)

Net increase (decrease) in net assets from operations	209,496	3,850	4,044	199,159	(22,617)	(66,236)	39,272

Distributions to shareholders
From net investment income
Class A	(17,064)	(47)	(856)	(13,916)	(4,993)	(6,136)	(30,609)
Class B	(2)	–	(1)	(3)	(3)	(2)	–
From net realized gains
Class A	(3,027)	(3,877)	(2,586)	(16,797)	(3,107)	(4,972)	(18,992)
Class B	–	(1)	(1)	(3)	(2)	(1)	–

Total distributions to shareholders	(20,093)	(3,925)	(3,444)	(30,719)	(8,105)	(11,111)	(49,601)

Share transactions[1]
Proceeds from the sale of shares
Class A	670,877	190,882	163,017	923,264	274,003	276,918	244,946
Class B	101	27	41	155	269	38	–
Reinvestment of distributions
Class A	20,091	3,924	3,442	30,713	8,100	11,108	49,601
Class B	2	1	2	6	5	3	–
Cost of shares redeemed
Class A	(219,800)	(155,772)	(109,043)	(322,177)	(95,915)	(122,033)	(285,047)
Class B	(59)	(89)	(39)	(79)	(35)	(52)	–

Net increase (decrease) in net assets from share transactions	471,212	38,973	57,420	631,882	186,427	165,982	9,500

Net increase (decrease) net assets	660,615	38,898	58,020	800,322	155,705	88,635	(829)

Net assets beginning of year	1,214,389	455,253	336,721	1,644,681	561,924	647,222	1,772,220

Net assets end of year	$1,875,004	$494,151	$394,741	$2,445,003	$717,629	$735,857	$1,771,391

Undistributed (excess of distributions over) net investment income (loss)	$48,358	$6,038	$(5)	$21,406	$7,834	$6,803	$39,051

[1] Share transactions
Shares sold
Class A	41,541	17,507	12,030	56,697	21,357	22,566	14,797
Class B	6	2	3	10	21	3	–
Reinvestment of distributions
Class A	1,160	368	261	1,789	637	948	3,034
Shares redeemed
Class A	(13,732)	(14,346)	(8,161)	(19,763)	(7,502)	(10,058)	(17,232)
Class B	(4)	(8)	(3)	(5)	(3)	(4)	–

Net increase/(decrease)
Class A	28,969	3,529	4,130	38,723	14,492	13,456	599

Class B	2	(6)	–	5	18	(1)	–

(a)	The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL Institutional Alt 35 Fund	JNL Institutional Alt 50 Fund	JNL Institutional Alt 65 Fund	JNL/American Funds Balanced Allocation Fund	JNL/American Funds Growth Allocation Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund
Operations
Net investment income (loss)	$29,976	$40,855	$6,962	$12,338	$9,052	$17,169	$19,340
Net realized gain (loss)	186,225	212,739	45,648	18,217	20,515	45,612	80,052
Net change in unrealized appreciation (depreciation)	(171,261)	(192,610)	(39,350)	(6,009)	(10,252)	(1,167)	(26,301)

Net increase (decrease) in net assets from operations	44,940	60,984	13,260	24,546	19,315	61,614	73,091

Distributions to shareholders
From net investment income
Class A	(38,900)	(50,301)	(10,308)	(6,430)	(4,175)	(26,603)	(27,218)
Class B	–	–	–	–	–	–	–
From net realized gains
Class A	(26,823)	(38,446)	(20,124)	(1,059)	(1,995)	(53,770)	(64,001)
Class B	–	–	–	–	–	–	–

Total distributions to shareholders	(65,723)	(88,747)	(30,432)	(7,489)	(6,170)	(80,373)	(91,219)

Share transactions[1]
Proceeds from the sale of shares
Class A	323,026	552,006	18,536	407,873	371,159	293,542	400,793
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	65,723	88,747	30,432	7,489	6,170	80,373	91,219
Class B	–	–	–	–	–	–	–
Cost of shares redeemed
Class A	(433,771)	(632,670)	(159,453)	(104,372)	(93,285)	(171,711)	(202,406)
Class B	–	–	–	–	–	–	–

Net increase (decrease) in net assets from share transactions	(45,022)	8,083	(110,485)	310,990	284,044	202,204	289,606

Net increase (decrease) net assets	(65,805)	(19,680)	(127,657)	328,047	297,189	183,445	271,478

Net assets beginning of year	2,409,369	3,312,024	765,597	462,075	373,245	1,096,546	1,295,129

Net assets end of year	$2,343,564	$3,292,344	$637,940	$790,122	$670,434	$1,279,991	$1,566,607

Undistributed (excess of distributions over) net investment income (loss)	$49,815	$68,770	$11,784	$12,438	$9,175	$31,986	$41,944

[1] Share transactions
Shares sold
Class A	19,108	32,259	1,126	33,285	28,875	23,750	33,833
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	3,954	5,279	1,918	601	470	6,692	7,857
Shares redeemed
Class A	(25,705)	(37,083)	(9,687)	(8,514)	(7,283)	(13,902)	(17,035)
Class B	–	–	–	–	–	–	–

Net increase/(decrease)
Class A	(2,643)	455	(6,643)	25,372	22,062	16,540	24,655

Class B	–	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL Disciplined Growth Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/MMRS Conservative Fund(a)	JNL/MMRS Growth Fund(a)	JNL/MMRS Moderate Fund(a)
Operations
Net investment income (loss)	$7,830	$24,863	$8,254	$13,212	$369	$152	$406
Net realized gain (loss)	43,687	21,977	15,148	29,301	649	517	1,236
Net change in unrealized appreciation (depreciation)	(20,176)	(6,495)	10,214	(4,974)	(636)	(483)	(1,157)

Net increase (decrease) in net assets from operations	31,341	40,345	33,616	37,539	382	186	485

Distributions to shareholders
From net investment income
Class A	(10,460)	(27,118)	(7,491)	(10,308)	–	–	–
Class B	–	–	–	–	–	–	–
From net realized gains
Class A	(22,104)	–	(14,450)	(29,911)	–	–	–
Class B	–	–	–	–	–	–	–

Total distributions to shareholders	(32,564)	(27,118)	(21,941)	(40,219)	–	–	–

Share transactions[1]
Proceeds from the sale of shares
Class A	224,302	398,027	87,536	143,374	31,806	19,982	50,659
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	32,564	27,118	21,941	40,219	–	–	–
Class B	–	–	–	–	–	–	–
Cost of shares redeemed
Class A	(111,746)	(342,266)	(78,076)	(143,861)	(5,404)	(2,437)	(6,455)
Class B	–	–	–	–	–	–	–

Net increase (decrease) in net assets from share transactions	145,120	82,879	31,401	39,732	26,402	17,545	44,204

Net increase (decrease) net assets	143,897	96,106	43,076	37,052	26,784	17,731	44,689

Net assets beginning of year	553,858	1,559,552	393,747	714,309	–	–	–

Net assets end of year	$697,755	$1,655,658	$436,823	$751,361	$26,784	$17,731	$44,689

Undistributed (excess of distributions over) net investment income (loss)	$18,767	$24,817	$8,462	$13,953	$–	$–	$–

[1] Share transactions
Shares sold
Class A	20,287	32,509	7,764	11,539	3,078	1,930	4,894
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	2,963	2,239	1,926	3,307	–	–	–
Shares redeemed
Class A	(10,073)	(27,965)	(6,900)	(11,586)	(524)	(232)	(620)
Class B	–	–	–	–	–	–	–

Net increase/(decrease)
Class A	13,177	6,783	2,790	3,260	2,554	1,698	4,274

Class B	–	–	–	–	–	–	–

(a) Period from April 28, 2014 (commencement of operations).

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund
Operations
Net investment income (loss)	$33,351	$28,313	$46,812	$74,353	$35,611	$10,291
Net realized gain (loss)	526,051	57,380	167,270	358,137	318,966	152,459
Net change in unrealized appreciation (depreciation)	5,156	(32,349)	(80,325)	(155,256)	(91,767)	(54,381)

Net increase (decrease) in net assets from operations	564,558	53,344	133,757	277,234	262,810	108,369

Distributions to shareholders
From net investment income
Class A	(92,617)	(4,974)	(6,925)	(14,791)	(25,152)	(7,891)
Class B	–	–	–	–	–	–
From net realized gains
Class A	(86,345)	(18,669)	(46,457)	(105,048)	(106,550)	(45,185)
Class B	–	–	–	–	–	–

Total distributions to shareholders	(178,962)	(23,643)	(53,382)	(119,839)	(131,702)	(53,076)

Share transactions[1]
Proceeds from the sale of shares
Class A	2,187,860	326,268	628,051	1,056,439	961,692	473,830
Class B	–	–	–	–	–	–
Reinvestment of distributions
Class A	178,962	23,643	53,382	119,839	131,702	53,076
Class B	–	–	–	–	–	–
Cost of shares redeemed
Class A	(859,306)	(435,634)	(655,352)	(1,013,240)	(758,038)	(396,686)
Class B	–	–	–	–	–	–

Net increase (decrease) in net assets from share transactions	1,507,516	(85,723)	26,081	163,038	335,356	130,220

Net increase (decrease) net assets	1,893,112	(56,022)	106,456	320,433	466,464	185,513

Net assets beginning of year	3,090,538	1,716,378	3,342,874	6,042,052	4,514,404	1,579,419

Net assets end of year	$4,983,650	$1,660,356	$3,449,330	$6,362,485	$4,980,868	$1,764,932

Undistributed (excess of distributions over) net investment income (loss)	$306,174	$(47)	$(80)	$(143)	$(2,981)	$(1,255)

[1] Share transactions
Shares sold
Class A	124,913	26,731	47,243	73,516	65,578	28,046
Class B	–	–	–	–	–	–
Reinvestment of distributions
Class A	9,705	1,935	3,987	8,242	8,869	3,093
Shares redeemed
Class A	(49,201)	(35,678)	(49,252)	(70,322)	(51,679)	(23,373)
Class B	–	–	–	–	–	–

Net increase/(decrease)
Class A	85,417	(7,012)	1,978	11,436	22,768	7,766

Class B	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data		Ratios(a)(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(c)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (in thousands)	Portfolio Turnover(e)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/American Funds Blue Chip Income and Growth Fund(f)
Class A
12/31/2015	$17.04	$0.28	$(0.84)	$(0.56)	$(0.41)		$(0.04)		$16.03	(3.32)%	$1,960,998	5%	0.60%	1.05%	1.65%
12/31/2014	14.98	0.52	1.73	2.25	(0.16)		(0.03)		17.04	14.99	1,874,780	1	0.61	1.09	3.25
12/31/2013	11.47	0.24	3.47	3.71	(0.14)		(0.06)		14.98	32.43	1,214,231	1	0.63	1.10	1.79
12/31/2012	10.21	0.22	1.15	1.37	(0.10)		(0.01)		11.47	13.43	698,789	5	0.65	1.10	1.97
12/31/2011	10.39	0.21	(0.34)	(0.13)	(0.05)		–		10.21	(1.25)	403,577	4	0.65	1.10	2.05
Class B
12/31/2015	17.14	0.29	(0.82)	(0.53)	(0.44)		(0.04)		16.13	(3.11)	195	5	0.38	0.83	1.71
12/31/2014	15.05	0.60	1.70	2.30	(0.18)		(0.03)		17.14	15.27	224	1	0.36	0.84	3.70
12/31/2013	11.53	0.25	3.49	3.74	(0.16)		(0.06)		15.05	32.51	158	1	0.38	0.85	1.83
12/31/2012	10.25	0.25	1.15	1.40	(0.11)		(0.01)		11.53	13.69	114	5	0.40	0.85	2.26
12/31/2011	10.41	0.32	(0.43)	(0.11)	(0.05)		–		10.25	(1.03)	55	4	0.40	0.85	3.12
JNL/American Funds Global Bond Fund(f)
Class A
12/31/2015	10.58	(0.05)	(0.40)	(0.45)	(0.14)		(0.09)		9.90	(4.24)	442,844	8	0.55	1.07	(0.46)
12/31/2014	10.54	0.13	(0.01)	0.12	(0.00	)(g)	(0.08)		10.58	1.17	493,988	15	0.55	1.10	1.18
12/31/2013	11.15	(0.06)	(0.27)	(0.33)	(0.23)		(0.05)		10.54	(2.95)	455,032	16	0.55	1.10	(0.55)
12/31/2012	10.82	0.22	0.41	0.63	(0.21)		(0.09)		11.15	5.76	466,274	11	0.55	1.10	1.98
12/31/2011	10.45	0.38	0.07	0.45	(0.08)		(0.00	)(g)	10.82	4.32	339,564	18	0.55	1.10	3.54
Class B
12/31/2015	10.65	(0.02)	(0.42)	(0.44)	(0.17)		(0.09)		9.95	(4.12)	152	8	0.33	0.85	(0.24)
12/31/2014	10.61	0.14	0.01	0.15	(0.03)		(0.08)		10.65	1.40	163	15	0.30	0.85	1.31
12/31/2013	11.22	(0.04)	(0.27)	(0.31)	(0.25)		(0.05)		10.61	(2.72)	221	16	0.30	0.85	(0.38)
12/31/2012	10.86	0.24	0.43	0.67	(0.22)		(0.09)		11.22	6.15	260	11	0.30	0.85	2.15
12/31/2011	10.47	0.39	0.08	0.47	(0.08)		(0.00	)(g)	10.86	4.53	176	18	0.30	0.85	3.58
JNL/American Funds Global Small Capitalization Fund(f)
Class A
12/31/2015	13.32	(0.08)	0.08	0.00	–		(0.25)		13.07	(0.05)	515,018	8	0.55	1.12	(0.55)
12/31/2014	13.20	(0.03)	0.27	0.24	(0.03)		(0.09)		13.32	1.80	394,604	11	0.55	1.15	(0.20)
12/31/2013	10.40	0.04	2.86	2.90	(0.07)		(0.03)		13.20	27.90	336,588	6	0.55	1.15	0.32
12/31/2012	8.95	0.11	1.49	1.60	(0.07)		(0.08)		10.40	17.90	205,624	8	0.55	1.15	1.09
12/31/2011	11.15	0.11	(2.28)	(2.17)	(0.03)		(0.00	)(g)	8.95	(19.43)	130,159	10	0.55	1.15	1.11
Class B
12/31/2015	13.39	(0.05)	0.08	0.03	–		(0.25)		13.17	0.18	110	8	0.34	0.91	(0.34)
12/31/2014	13.26	0.01	0.26	0.27	(0.05)		(0.09)		13.39	2.05	137	11	0.30	0.90	0.04
12/31/2013	10.45	0.07	2.86	2.93	(0.09)		(0.03)		13.26	28.03	133	6	0.30	0.90	0.62
12/31/2012	8.99	0.13	1.49	1.62	(0.08)		(0.08)		10.45	18.10	107	8	0.30	0.90	1.30
12/31/2011	11.16	0.12	(2.26)	(2.14)	(0.03)		(0.00	)(g)	8.99	(19.11)	49	10	0.30	0.90	1.19
JNL/American Funds Growth-Income Fund(f)
Class A
12/31/2015	16.94	0.18	0.00	0.18	(0.12)		(0.58)		16.42	1.02	3,067,743	1	0.67	1.04	1.03
12/31/2014	15.57	0.17	1.42	1.59	(0.10)		(0.12)		16.94	10.19	2,444,608	1	0.68	1.08	1.05
12/31/2013	11.80	0.15	3.73	3.88	(0.10)		(0.01)		15.57	32.93	1,644,396	5	0.69	1.09	1.12
12/31/2012	10.17	0.17	1.55	1.72	(0.08)		(0.01)		11.80	16.92	864,206	1	0.70	1.10	1.52
12/31/2011	10.45	0.18	(0.42)	(0.24)	(0.04)		–		10.17	(2.30)	460,263	3	0.70	1.10	1.76
Class B
12/31/2015	17.03	0.18	0.05	0.23	(0.15)		(0.58)		16.53	1.30	352	1	0.45	0.82	1.02
12/31/2014	15.64	0.20	1.43	1.63	(0.12)		(0.12)		17.03	10.41	395	1	0.43	0.83	1.23
12/31/2013	11.85	0.18	3.74	3.92	(0.12)		(0.01)		15.64	33.11	285	5	0.44	0.84	1.32
12/31/2012	10.20	0.19	1.56	1.75	(0.09)		(0.01)		11.85	17.18	170	1	0.45	0.85	1.71
12/31/2011	10.46	0.22	(0.44)	(0.22)	(0.04)		–		10.20	(2.09)	92	3	0.45	0.85	2.14

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(c)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (in thousands)	Portfolio Turnover(e)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/American Funds International Fund(f)
Class A
12/31/2015	$12.33	$0.16	$(0.75)	$(0.59)	$(0.10)	$(0.02)	$11.62	(4.84)%	$979,733	4%	0.65%	1.22%	1.30%
12/31/2014	12.86	0.15	(0.53)	(0.38)	(0.09)	(0.06)	12.33	(3.04)	717,227	1	0.65	1.25	1.19
12/31/2013	10.71	0.13	2.13	2.26	(0.09)	(0.02)	12.86	21.10	561,746	4	0.67	1.25	1.12
12/31/2012	9.23	0.13	1.48	1.61	(0.11)	(0.02)	10.71	17.41	359,964	3	0.70	1.25	1.35
12/31/2011	10.85	0.20	(1.75)	(1.55)	(0.06)	(0.01)	9.23	(14.38)	213,058	3	0.70	1.25	1.99
Class B
12/31/2015	12.41	0.14	(0.72)	(0.58)	(0.12)	(0.02)	11.69	(4.74)	301	4	0.43	1.00	1.13
12/31/2014	12.93	0.19	(0.54)	(0.35)	(0.11)	(0.06)	12.41	(2.80)	402	1	0.40	1.00	1.49
12/31/2013	10.77	0.15	2.14	2.29	(0.11)	(0.02)	12.93	21.24	178	4	0.42	1.00	1.27
12/31/2012	9.28	0.18	1.45	1.63	(0.12)	(0.02)	10.77	17.57	161	3	0.45	1.00	1.82
12/31/2011	10.87	0.25	(1.77)	(1.52)	(0.06)	(0.01)	9.28	(14.05)	57	3	0.45	1.00	2.41
JNL/American Funds New World Fund(f)
Class A
12/31/2015	11.19	0.02	(0.40)	(0.38)	(0.09)	(0.96)	9.76	(3.57)	797,251	3	0.65	1.42	0.20
12/31/2014	12.37	0.09	(1.10)	(1.01)	(0.09)	(0.08)	11.19	(8.21)	735,706	3	0.65	1.45	0.70
12/31/2013	11.23	0.13	1.09	1.22	(0.06)	(0.02)	12.37	10.88	647,045	5	0.65	1.45	1.13
12/31/2012	9.69	0.09	1.59	1.68	(0.10)	(0.04)	11.23	17.38	464,295	5	0.65	1.45	0.83
12/31/2011	11.36	0.20	(1.82)	(1.62)	(0.05)	–	9.69	(14.30)	275,059	7	0.65	1.45	1.91
Class B
12/31/2015	11.25	0.05	(0.40)	(0.35)	(0.12)	(0.96)	9.82	(3.33)	185	3	0.43	1.20	0.42
12/31/2014	12.43	0.10	(1.08)	(0.98)	(0.12)	(0.08)	11.25	(8.01)	151	3	0.40	1.20	0.83
12/31/2013	11.28	0.15	1.10	1.25	(0.08)	(0.02)	12.43	11.09	177	5	0.40	1.20	1.32
12/31/2012	9.73	0.11	1.59	1.70	(0.11)	(0.04)	11.28	17.55	136	5	0.40	1.20	1.05
12/31/2011	11.37	0.35	(1.94)	(1.59)	(0.05)	–	9.73	(14.00)	81	7	0.40	1.20	3.34
JNL Institutional Alt 20 Fund
Class A
12/31/2015	16.19	0.31	(0.66)	(0.35)	(0.38)	(1.38)	14.08	(2.23)	1,613,267	31	0.17	0.17	1.94
12/31/2014	16.29	0.21	0.16	0.37	(0.29)	(0.18)	16.19	2.21	1,771,391	50	0.17	0.17	1.27
12/31/2013	14.82	0.26	1.78	2.04	(0.31)	(0.26)	16.29	13.88	1,772,220	24	0.17	0.17	1.64
12/31/2012	13.82	0.20	1.33	1.53	(0.21)	(0.32)	14.82	11.15	1,405,890	17	0.17	0.17	1.35
12/31/2011	14.32	0.29	(0.66)	(0.37)	(0.12)	(0.01)	13.82	(2.57)	910,347	23	0.19	0.19	1.99
JNL Institutional Alt 35 Fund
Class A
12/31/2015	16.46	0.37	(0.73)	(0.36)	(0.40)	(1.30)	14.40	(2.29)	2,027,051	25	0.16	0.16	2.24
12/31/2014	16.61	0.21	0.11	0.32	(0.28)	(0.19)	16.46	1.90	2,343,564	47	0.16	0.16	1.24
12/31/2013	15.29	0.24	1.65	1.89	(0.27)	(0.30)	16.61	12.46	2,409,369	30	0.16	0.16	1.49
12/31/2012	14.35	0.16	1.46	1.62	(0.25)	(0.43)	15.29	11.33	2,020,087	21	0.17	0.17	1.06
12/31/2011	15.05	0.33	(0.90)	(0.57)	(0.11)	(0.02)	14.35	(3.81)	1,389,770	29	0.17	0.17	2.17
JNL Institutional Alt 50 Fund
Class A
12/31/2015	16.65	0.40	(0.73)	(0.33)	(0.40)	(1.04)	14.88	(2.05)	2,860,651	25	0.16	0.16	2.43
12/31/2014	16.79	0.21	0.11	0.32	(0.26)	(0.20)	16.65	1.86	3,292,344	45	0.16	0.16	1.21
12/31/2013	15.57	0.23	1.37	1.60	(0.21)	(0.17)	16.79	10.35	3,312,024	35	0.16	0.16	1.39
12/31/2012	14.65	0.13	1.45	1.58	(0.26)	(0.40)	15.57	10.88	2,799,205	27	0.16	0.16	0.83
12/31/2011	15.49	0.39	(1.10)	(0.71)	(0.11)	(0.02)	14.65	(4.63)	1,816,781	28	0.17	0.17	2.54
JNL Alt 65 Fund
Class A
12/31/2015	15.71	0.39	(0.67)	(0.28)	(0.29)	(0.95)	14.19	(1.80)	635,460	25	0.19	0.19	2.49
12/31/2014	16.21	0.16	0.11	0.27	(0.26)	(0.51)	15.71	1.64	637,940	44	0.19	0.19	0.98
12/31/2013	15.33	0.17	1.27	1.44	(0.18)	(0.38)	16.21	9.50	765,597	37	0.18	0.18	1.06
12/31/2012	15.05	0.06	1.57	1.63	(0.42)	(0.93)	15.33	10.95	910,895	37	0.18	0.18	0.36
12/31/2011	16.07	0.33	(1.20)	(0.87)	(0.11)	(0.04)	15.05	(5.43)	986,845	40	0.18	0.18	2.06

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(c)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (in thousands)	Portfolio Turnover(e)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/American Funds Balanced Allocation Fund
Class A
12/31/2015	$12.33	$0.18	$(0.20)	$(0.02)	$(0.13)	$(0.19)	$11.99	(0.15)%	$1,184,420	2%	0.65%	0.67%	1.40%
12/31/2014	11.94	0.24	0.27	0.51	(0.10)	(0.02)	12.33	4.26	790,122	1	0.65	0.70	1.96
12/31/2013	10.42	0.23	1.36	1.59	(0.06)	(0.01)	11.94	15.26	462,075	1	0.67	0.70	2.06
12/31/2012*	10.00	0.33	0.09	0.42	–	–	10.42	4.20	148,585	9	0.70	0.70	4.79
JNL/American Funds Growth Allocation Fund
Class A
12/31/2015	12.95	0.14	(0.09)	0.05	(0.12)	(0.28)	12.60	0.37	984,397	2	0.65	0.67	1.08
12/31/2014	12.56	0.22	0.29	0.51	(0.08)	(0.04)	12.95	4.07	670,434	2	0.65	0.70	1.68
12/31/2013	10.44	0.22	1.96	2.18	(0.05)	(0.01)	12.56	20.86	373,245	4	0.67	0.70	1.88
12/31/2012*	10.00	0.28	0.16	0.44	–	–	10.44	4.40	104,924	11	0.70	0.70	4.15
JNL Disciplined Moderate Fund
Class A
12/31/2015	11.93	0.21	(0.42)	(0.21)	(0.29)	(0.27)	11.16	(1.81)	1,312,128	57	0.15	0.15	1.78
12/31/2014	12.08	0.18	0.48	0.66	(0.27)	(0.54)	11.93	5.35	1,279,991	18	0.15	0.15	1.43
12/31/2013	10.62	0.19	1.62	1.81	(0.15)	(0.20)	12.08	17.11	1,096,546	25	0.16	0.16	1.63
12/31/2012	9.80	0.15	1.15	1.30	(0.15)	(0.33)	10.62	13.30	761,054	25	0.17	0.17	1.43
12/31/2011	9.85	0.16	(0.09)	0.07	(0.12)	–	9.80	0.72	462,723	127	0.18	0.18	1.64
JNL Disciplined Moderate Growth Fund
Class A
12/31/2015	11.51	0.18	(0.40)	(0.22)	(0.28)	(0.38)	10.63	(2.00)	1,704,657	57	0.15	0.15	1.53
12/31/2014	11.63	0.16	0.43	0.59	(0.21)	(0.50)	11.51	5.06	1,566,607	20	0.15	0.15	1.33
12/31/2013	9.76	0.16	2.05	2.21	(0.12)	(0.22)	11.63	22.68	1,295,129	21	0.16	0.16	1.47
12/31/2012	8.92	0.13	1.13	1.26	(0.12)	(0.30)	9.76	14.21	817,974	28	0.17	0.17	1.34
12/31/2011	9.09	0.13	(0.21)	(0.08)	(0.09)	–	8.92	(0.86)	509,358	101	0.18	0.18	1.40
JNL Disciplined Growth Fund
Class A
12/31/2015	10.89	0.15	(0.43)	(0.28)	(0.26)	(0.45)	9.90	(2.63)	761,368	58	0.17	0.17	1.36
12/31/2014	10.88	0.14	0.40	0.54	(0.17)	(0.36)	10.89	4.98	697,755	23	0.17	0.17	1.22
12/31/2013	9.01	0.15	2.01	2.16	(0.09)	(0.20)	10.88	24.06	553,858	20	0.18	0.18	1.48
12/31/2012	8.17	0.11	1.08	1.19	(0.10)	(0.25)	9.01	14.58	316,315	34	0.18	0.18	1.24
12/31/2011	8.52	0.11	(0.38)	(0.27)	(0.08)	–	8.17	(3.14)	181,732	109	0.18	0.18	1.24
JNL/Franklin Templeton Founding Strategy Fund
Class A
12/31/2015	11.97	0.37	(1.11)	(0.74)	(0.19)	(0.02)	11.02	(6.19)	1,426,476	6	0.05	0.05	3.12
12/31/2014	11.85	0.18	0.14	0.32	(0.20)	–	11.97	2.67	1,655,658	4	0.05	0.05	1.49
12/31/2013	9.74	0.21	2.12	2.33	(0.22)	–	11.85	23.97	1,559,552	3	0.05	0.05	1.95
12/31/2012	8.58	0.23	1.14	1.37	(0.21)	–	9.74	15.96	1,226,311	5	0.05	0.05	2.44
12/31/2011	8.83	0.21	(0.33)	(0.12)	(0.13)	–	8.58	(1.36)	1,065,109	8	0.05	0.05	2.35
JNL/Mellon Capital 10 x 10 Fund
Class A
12/31/2015	11.39	0.22	(0.48)	(0.26)	(0.23)	(0.28)	10.62	(2.26)	409,603	9	0.05	0.05	1.93
12/31/2014	11.07	0.23	0.68	0.91	(0.20)	(0.39)	11.39	8.26	436,823	7	0.05	0.05	1.99
12/31/2013	8.90	0.21	2.24	2.45	(0.21)	(0.07)	11.07	27.70	393,747	9	0.05	0.05	2.07
12/31/2012	7.93	0.21	1.05	1.26	(0.21)	(0.08)	8.90	15.96	314,184	10	0.05	0.05	2.40
12/31/2011	8.22	0.21	(0.38)	(0.17)	(0.12)	–	7.93	(2.09)	276,388	9	0.05	0.05	2.56
JNL/Mellon Capital Index 5 Fund
Class A
12/31/2015	12.16	0.17	(0.34)	(0.17)	(0.22)	(0.44)	11.33	(1.47)	757,495	5	0.05	0.05	1.35
12/31/2014	12.20	0.22	0.43	0.65	(0.18)	(0.51)	12.16	5.30	751,361	7	0.05	0.05	1.79
12/31/2013	10.16	0.17	2.23	2.40	(0.17)	(0.19)	12.20	23.74	714,309	8	0.05	0.05	1.51
12/31/2012	9.31	0.19	1.10	1.29	(0.15)	(0.29)	10.16	13.96	542,692	4	0.05	0.05	1.87
12/31/2011	9.62	0.18	(0.38)	(0.20)	(0.09)	(0.02)	9.31	(2.08)	423,503	9	0.05	0.05	1.86

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(c)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (in thousands)	Portfolio Turnover(e)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/MMRS Conservative Fund
Class A
12/31/2015	$10.49	$0.23	$(0.47)	$(0.24)	$–	$–	$10.25	(2.29)%	$464,863	46%	0.36%	0.36%	2.16%
12/31/2014*	10.00	0.33	0.16	0.49	–	–	10.49	4.90	26,784	32	0.35	0.35	4.75
JNL/MMRS Growth Fund
Class A
12/31/2015	10.44	0.18	(0.77)	(0.59)	–	–	9.85	(5.65)	52,833	210	0.35	0.35	1.73
12/31/2014*	10.00	0.24	0.20	0.44	–	–	10.44	4.40	17,731	166	0.36	0.36	3.44
JNL/MMRS Moderate Fund
Class A
12/31/2015	10.46	0.22	(0.70)	(0.48)	–	–	9.98	(4.59)	214,487	138	0.35	0.35	2.07
12/31/2014*	10.00	0.24	0.22	0.46	–	–	10.46	4.60	44,689	79	0.35	0.35	3.45
JNL/S&P 4 Fund
Class A
12/31/2015	18.47	0.28	(1.19)	(0.91)	(0.85)	(0.67)	16.04	(5.04)	6,370,591	3	0.05	0.05	1.56
12/31/2014	16.76	0.15	2.26	2.41	(0.36)	(0.34)	18.47	14.40	4,983,650	4	0.05	0.05	0.84
12/31/2013	12.00	0.18	5.04	5.22	(0.10)	(0.36)	16.76	43.63	3,090,538	4	0.05	0.05	1.21
12/31/2012	10.92	0.12	1.64	1.76	(0.22)	(0.46)	12.00	16.23	1,284,464	10	0.05	0.05	0.97
12/31/2011	10.86	0.11	0.53	0.64	(0.53)	(0.05)	10.92	5.87	1,009,149	13	0.05	0.05	0.97
JNL/S&P Managed Conservative Fund
Class A
12/31/2015	12.15	0.25	(0.44)	(0.19)	–	–	11.96	(1.56)	1,535,310	14	0.15	0.15	2.03
12/31/2014	11.95	0.20	0.18	0.38	(0.04)	(0.14)	12.15	3.12	1,660,356	17	0.15	0.15	1.66
12/31/2013	11.51	0.20	0.32	0.52	(0.07)	(0.01)	11.95	4.52	1,716,378	39	0.15	0.15	1.73
12/31/2012	10.96	0.17	0.79	0.96	(0.26)	(0.15)	11.51	8.77	1,840,028	18	0.15	0.15	1.47
12/31/2011	11.00	0.17	0.17	0.34	(0.23)	(0.15)	10.96	3.12	1,298,317	35	0.16	0.16	1.48
JNL/S&P Managed Moderate Fund
Class A
12/31/2015	13.30	0.24	(0.39)	(0.15)	–	–	13.15	(1.13)	3,256,103	11	0.14	0.14	1.80
12/31/2014	12.99	0.18	0.34	0.52	(0.03)	(0.18)	13.30	3.98	3,449,330	16	0.14	0.14	1.36
12/31/2013	11.84	0.19	1.05	1.24	(0.06)	(0.03)	12.99	10.43	3,342,874	33	0.14	0.14	1.52
12/31/2012	11.18	0.16	1.06	1.22	(0.21)	(0.35)	11.84	10.92	2,913,234	30	0.14	0.14	1.30
12/31/2011	11.39	0.14	(0.04)	0.10	(0.21)	(0.10)	11.18	0.84	2,129,486	28	0.15	0.15	1.24
JNL/S&P Managed Moderate Growth Fund
Class A
12/31/2015	14.43	0.21	(0.33)	(0.12)	–	–	14.31	(0.83)	6,066,472	13	0.14	0.14	1.41
12/31/2014	14.07	0.17	0.46	0.63	(0.03)	(0.24)	14.43	4.51	6,362,485	12	0.14	0.14	1.18
12/31/2013	12.24	0.19	1.74	1.93	(0.06)	(0.04)	14.07	15.85	6,042,052	22	0.14	0.14	1.41
12/31/2012	11.27	0.14	1.41	1.55	(0.18)	(0.40)	12.24	13.74	4,800,412	34	0.14	0.14	1.15
12/31/2011	11.80	0.14	(0.29)	(0.15)	(0.18)	(0.20)	11.27	(1.27)	3,519,718	23	0.14	0.14	1.19
JNL/S&P Managed Growth Fund
Class A
12/31/2015	14.74	0.11	(0.14)	(0.03)	–	–	14.71	(0.20)	4,958,666	11	0.14	0.14	0.77
12/31/2014	14.33	0.11	0.70	0.81	(0.08)	(0.32)	14.74	5.63	4,980,868	11	0.14	0.14	0.75
12/31/2013	11.84	0.15	2.52	2.67	(0.11)	(0.07)	14.33	22.58	4,514,404	22	0.14	0.14	1.12
12/31/2012	10.70	0.12	1.52	1.64	(0.14)	(0.36)	11.84	15.34	3,263,336	26	0.14	0.14	1.03
12/31/2011	11.18	0.11	(0.46)	(0.35)	(0.08)	(0.05)	10.70	(3.14)	2,482,133	19	0.14	0.14	0.98
JNL/S&P Managed Aggressive Growth Fund
Class A
12/31/2015	17.04	0.12	(0.16)	(0.04)	–	–	17.00	(0.23)	1,824,889	14	0.15	0.15	0.66
12/31/2014	16.48	0.10	0.99	1.09	(0.08)	(0.45)	17.04	6.58	1,764,932	18	0.15	0.15	0.61
12/31/2013	13.22	0.15	3.25	3.40	(0.10)	(0.04)	16.48	25.77	1,579,419	25	0.15	0.15	0.99
12/31/2012	11.51	0.11	1.71	1.82	(0.11)	–	13.22	15.84	1,091,906	24	0.16	0.16	0.86
12/31/2011	12.17	0.10	(0.68)	(0.58)	(0.08)	–	11.51	(4.79)	843,436	20	0.16	0.16	0.84

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

*

Commencement of operations was as follows: JNL/American Funds Balanced Allocation Fund and JNL/American Funds Growth Allocation Fund - April 30, 2012; JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund and JNL/MMRS Moderate Fund - April 28, 2014.

(a)	Annualized for periods less than one year.
(b)	Ratios of net investment income and expenses to average net assets do not include the impact of each Master Fund’s and Underlying Funds’ expenses.
(c)	Calculated using the average shares method.
(d)	Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(e)

Portfolio turnover is not annualized for periods of less than one year. Portfolio turnover is based on the Feeder Funds’ or Funds of Funds’ purchases or sales of the Master Fund or Underlying Funds, respectively.

(f)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund’s shareholder report.

(g)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements.

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

NOTE 1. ORGANIZATION

The JNL Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust currently offers shares in ninety-nine (99) separate funds, each with its own investment objective. Information in these financial statements pertains to twenty-seven (27) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust that are listed in the table below.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”), a wholly owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares may also be sold directly to other affiliated funds. The Funds and each Fund’s Adviser or Sub-Adviser are:

Fund:	Adviser/Sub-Adviser:
JNL/American Funds Blue Chip Income and Growth Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund and JNL/American Funds New World Fund. The funds are collectively known as “Master Feeder Funds”.	JNAM (Adviser to each Master Feeder Fund) Capital Research and Management Company (Investment Adviser to each Master Fund)
JNL Alt 65 Fund, JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund and JNL Institutional Alt 50 Fund. The funds are collectively known as “JNL Alt Funds”. JNL/American Funds Balanced Allocation Fund and JNL/American Funds Growth Allocation Fund. The funds are collectively known as “JNL/American Funds Funds of Funds”. JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund and JNL Disciplined Growth Fund. The funds are collectively known as “JNL Disciplined Funds”. JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, JNL/S&P 4 Fund	JNAM
JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund and JNL/MMRS Moderate Fund. The funds are collectively known as “JNL/MMRS Funds”.	Milliman Financial Risk Management LLC
JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund and JNL/S&P Managed Aggressive Growth Fund. The funds are collectively known as “JNL/S&P Funds”.	Standard & Poor’s Investment Advisory Services LLC

Each Fund, except the Master Feeder Funds, operates under a “Fund of Funds” structure, investing substantially all of its assets in other affiliated or unaffiliated Funds (each, an “Underlying Fund,” and, collectively, the “Underlying Funds”). The affiliated Underlying Funds are advised by JNAM.

Each of the Master Feeder Funds operates as a “Feeder Fund” and seeks to achieve its investment objective by investing all of its assets in a separate mutual fund (“Master Fund”). Each Master Feeder Fund’s Master Fund is a series of American Funds Insurance Series® (“American Funds”), a registered open-end management investment company that has the same investment objective as its corresponding Feeder Fund. Each Master Fund directly acquires securities and the Feeder Fund, by investing in the Master Fund, acquires an indirect interest in those securities. As of December 31, 2015, the JNL/American Funds Master Feeder Funds owned the following percentage of its corresponding Master Fund: JNL/American Funds Blue Chip Income and Growth Fund – 28.35%, JNL/American Funds Global Bond Fund – 19.74%, JNL/American Funds Global Small Capitalization Fund – 12.04%, JNL/American Funds Growth-Income Fund – 12.63%, JNL/American Funds International Fund – 13.08% and JNL/American Funds New World Fund – 29.53%. The Master Funds’ Schedule of Investments, Financial Statements and accounting policies are outlined in each Master Fund’s annual shareholder report, which accompanies this report. This report should be read in conjunction with the Master Funds’ annual shareholder reports.

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL/American Funds Global Bond Fund, JNL Alt Funds, JNL/American Funds Funds of Funds, JNL Disciplined Funds, JNL/MMRS Funds, JNL/S&P 4 Fund and JNL/S&P Funds.

Each Fund offers Class A shares. The Master Feeder Funds also offer Class B shares. The two classes differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Effective April 27, 2015, the name of JNL Institutional Alt 65 Fund was changed to JNL Alt 65 Fund.

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation and Fair Value Measurement - Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Pricing Committee (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management. The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The Funds of Funds’ investments in the Underlying Funds are valued at the daily NAV of the applicable Underlying Fund determined as of the close of the NYSE on each valuation date. Valuation of investments by the Underlying Funds is discussed in the annual shareholder report of the Underlying Funds. Each Feeder Fund’s investment in its corresponding Master Fund is valued at the daily NAV per share of the applicable Master Fund determined as of the close of the NYSE on each valuation date. Valuation of the investments by the Master Fund is discussed in each Master Fund’s annual shareholder report, which accompanies this report.

FASB ASC Topic 820, “Fair Value Measurement” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance and are summarized into 3 broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for investments in mutual funds. Investments in the Underlying Funds and Master Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. The Level 1 valuation assets for the Funds can be referenced in the Schedules of Investments. There were no Level 2 or Level 3 investments in these Funds.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards. Capital gains distributions received from the Master Funds and the affiliated Underlying Funds are recorded as net realized gain from affiliated investments in the Statements of Operations.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses are determined on the specific identification basis.

Expenses - Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Expenses in Master Funds and Funds of Funds - Because each Feeder Fund invests substantially all of its assets in a Master Fund, the Feeder Fund shareholders bear the fees and expenses of each respective Master Fund in which the Feeder Fund invests. Such expenses are not included in the Statements of Operations, but are incurred indirectly because they are considered in the calculation of the NAV of the respective Master Fund. As a result, the Feeder Funds’ actual expenses may be higher than those of other mutual funds that invest directly in securities. A similar situation exists for the Funds of Funds as it relates to the expenses associated with the investments in Underlying Funds.

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

NOTE 3. CERTAIN RISKS

Market Risk - In the normal course of business, the Master Funds and Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). The value of securities held by the Master Funds and Underlying Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by a Master Fund or Underlying Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations.

Credit and Counterparty Risk - In the normal course of business, the Master Funds or Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Similar to credit risk, a Master Fund or Underlying Fund may be exposed to the risk that an institution or other entity with which the Master Fund or Underlying Fund has unsettled or open transactions will default (“counterparty risk”). Financial assets, which potentially expose a Master Fund or Underlying Fund to credit risk, consist principally of investments and cash due from counterparties. The potential loss could exceed the value of the financial assets and liabilities recorded in the Master Fund’s or Underlying Fund’s financial statements. A Master Fund or Underlying Fund manages credit and counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. A Master Fund’s or Underlying Fund’s Adviser(s) and Sub-Advisers attempt to mitigate credit and counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund and Underlying Fund restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties with whom they undertake a significant volume of transactions. In the event of default, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The extent of a Master Fund’s or Underlying Fund’s exposure to credit and counterparty risks in respect to financial assets is incorporated within their carrying value as recorded in each Master Fund’s or Underlying Fund’s Statement of Assets and Liabilities. For certain derivative contracts held by a Master Fund or Underlying Fund, the potential loss could exceed the value of the financial assets recorded in their financial statements.

Underlying Fund Investment Risks - Each Fund’s prospectus includes a discussion of the principal investment risks of the Master Fund or Underlying Fund in which it invests. Additional risks associated with a Master Fund’s or Underlying Fund’s investments are described within the respective Master Fund’s or Underlying Fund’s annual shareholder report.

Feeder Funds and Funds of Funds Risks - The value of an investment in a Feeder Fund changes with the value of the corresponding Master Fund and its investments. The value of an investment in a Funds of Funds changes with the values of the corresponding Underlying Funds and their investments. Each Master Fund’s and Underlying Fund’s shares may be purchased by other investment companies and shareholders. In some cases, the Master Fund or Underlying Fund may experience large subscriptions or redemptions due to allocation changes or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance.

NOTE 4. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees - The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.

JNAM also serves as the “Administrator” to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedule indicates the range of the advisory fee at various net assets levels and the administrative fee each Fund is currently obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

	Advisory Fee (m-millions)		Administrative Fee (b-billions)
	$0 to $500m	Over $500m	$0 to $3b	Over $3b
JNL/American Funds Blue Chip Income and Growth Fund[1]	0.70%	0.70 - 0.65%	0.15%	0.13%
JNL/American Funds Global Bond Fund[1]	0.70	0.70 - 0.65	0.15	0.13
JNL/American Funds Global Small Capitalization Fund[1]	0.75	0.75 - 0.70	0.15	0.13
JNL/American Funds Growth-Income Fund[1]	0.70	0.70 - 0.65	0.15	0.13
JNL/American Funds International Fund[1]	0.85	0.85 - 0.80	0.15	0.13
JNL/American Funds New World Fund[1]	1.05	1.05 - 1.00	0.15	0.13
JNL Alt Funds[2]	0.15	0.10	0.05	0.045
JNL/American Funds Funds of Funds[1]	0.30	0.30 - 0.275	0.15	0.13
JNL Disciplined Funds[2]	0.13	0.08	0.05	0.045
JNL/Franklin Templeton Founding Strategy Fund[2]	0.00	0.00	0.05	0.045
JNL/Mellon Capital 10 x 10 Fund[2]	0.00	0.00	0.05	0.045
JNL/Mellon Capital Index 5 Fund[2]	0.00	0.00	0.05	0.045
JNL/MMRS Funds[2]	0.30	0.30 - 0.25	0.05	0.045
JNL/S&P 4 Fund[2]	0.00	0.00	0.05	0.045
JNL/S&P Funds[2]	0.13	0.08	0.05	0.045

[1]	Prior to October 1, 2015, the Fund’s administrative fee was 0.15% on all net assets.
[2]	Prior to October 1, 2015, the Fund’s administrative fee was 0.05% on all net assets.

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Fee Waiver - Pursuant to contractual fee waiver agreements, JNAM agreed to waive a portion of its advisory fees for each of the following Funds. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as an expense waiver in each Fund’s Statement of Operations.

	Advisory Fee Waiver as a Percentage of Average Daily Net Assets
	Effective April 27, 2015	Prior to April 27, 2015
JNL/American Funds Blue Chip Income and Growth Fund	0.43%	0.48%
JNL/American Funds Global Bond Fund	0.50	0.55
JNL/American Funds Global Small Capitalization Fund	0.55	0.60
JNL/American Funds Growth-Income Fund	0.35	0.40
JNL/American Funds International Fund	0.55	0.60
JNL/American Funds New World Fund	0.75	0.80
JNL/American Funds Balanced Allocation Fund	0.00	0.05
JNL/American Funds Growth Allocation Fund	0.00	0.05

Other Service Providers - JPMorgan Chase Bank, N.A. (“JPM Chase”) acts as custodian for the Funds.

Distribution Fees - The Master Feeder Funds and JNL/American Funds Funds of Funds have adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Funds will pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of reimbursement of certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. Under the Plan, each Fund accrues the Rule 12b-1 fee daily, at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A shares, and pays the fee monthly to JNLD. Prior to April 27, 2015, the maximum annual Rule 12b-1 fee allowed was 0.25% of the average daily net assets attributable to the Class A shares. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund’s Statement of Operations.

Deferred Compensation Plan - The Funds adopted a Deferred Compensation Plan whereby a disinterested Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Investments in Affiliates - The Funds of Funds invested solely in shares of other affiliated Funds advised by JNAM. The Master Feeder Funds invest primarily all of their investable assets in the respective American Funds Master Fund. Due to their ownership of more than 5% of the shares of the American Funds Master Fund, the Master Feeder Funds may be deemed an affiliated person thereof under the 1940 Act. The following table details each Fund’s long term investments in affiliates (in thousands) held during the year ended December 31, 2015:

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/American Funds Blue Chip Income and Growth Fund
American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	$1,875,718	$466,177	$87,856	$237,028	$32,359	$1,962,003

	$1,875,718	$466,177	$87,856	$237,028	$32,359	$1,962,003

JNL/American Funds Global Bond Fund
American Funds Insurance Series - Global Bond Fund - Class 1	$494,325	$36,410	$56,383	$13,327	$(5,443)	$443,167

	$494,325	$36,410	$56,383	$13,327	$(5,443)	$443,167

JNL/American Funds Global Small Capitalization Fund
American Funds Insurance Series - Global Small Capitalization Fund - Class 1	$394,877	$205,534	$37,805	$34,909	$5,641	$515,321

	$394,877	$205,534	$37,805	$34,909	$5,641	$515,321

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/American Funds Growth-Income Fund
American Funds Insurance Series - Growth-Income Fund - Class 1	$2,446,084	$1,065,803	$33,219	$444,581	$10,461	$3,069,531

	$2,446,084	$1,065,803	$33,219	$444,581	$10,461	$3,069,531

JNL/American Funds International Fund
American Funds Insurance Series - International Fund - Class 1	$717,938	$424,910	$32,522	$71,032	$3,928	$980,481

	$717,938	$424,910	$32,522	$71,032	$3,928	$980,481

JNL/American Funds New World Fund
American Funds Insurance Series - New World Fund - Class 1	$736,179	$163,053	$26,653	$49,729	$(3,115)	$797,805

	$736,179	$163,053	$26,653	$49,729	$(3,115)	$797,805

JNL Institutional Alt 20 Fund
Curian/Ashmore Emerging Market Small Cap Equity Fund	$5,658	$34	$6,302	$34	$104	$–
Curian/PineBridge Merger Arbitrage Fund	2,641	–	2,646	–	(15)	–
Curian/UBS Global Long Short Fixed Income Opportunities Fund	10,442	243	10,596	243	(628)	–
JNL Multi-Manager Alternative Fund - Class A	–	12,742	–	–	–	12,304
JNL/AQR Futures Strategy Fund - Class A	37,974	5,090	2,076	3,046	266	38,814
JNL/AQR Risk Parity Fund	10,820	–	10,614	–	231	–
JNL/BlackRock Global Long Short Credit Fund	29,098	8,881	1,978	1,933	37	33,509
JNL/Boston Partners Global Long Short Equity Fund - Class A	29,275	9,544	465	–	14	40,448
JNL/Brookfield Global Infrastructure Fund - Class A	28,437	971	8,248	963	2,532	16,128
JNL/DFA U.S. Micro Cap Fund - Class A	19,849	6,466	1,376	6,467	327	17,536
JNL/DoubleLine Total Return Fund	80,466	9,387	497	1,236	38	89,482
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	40,121	4,198	819	2,592	(4)	41,694
JNL/Franklin Templeton Global Growth Fund - Class A	38,158	3,342	542	1,887	(60)	36,526
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	87,725	6,580	10,998	6,579	(664)	73,250
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	8,362	–	8,192	–	(1,602)	–
JNL/Invesco Global Real Estate Fund - Class A	27,580	1,640	9,115	1,640	2,069	18,313
JNL/Lazard Emerging Markets Fund - Class A	59,766	8,554	13,135	1,994	(3,582)	41,379
JNL/Mellon Capital Frontier Markets 100 Index Fund	11,717	–	11,282	–	(1,573)	–
JNL/Mellon Capital International Index Fund - Class A	175,145	20,686	10,539	4,061	2,203	179,960
JNL/Mellon Capital Nasdaq 25 Fund - Class A	58,652	–	57,072	–	21,679	–
JNL/Mellon Capital S&P 500 Index Fund - Class A	–	133,513	1,485	3,604	54	132,788
JNL/Mellon Capital S&P 24 Fund - Class A	63,697	–	63,031	–	7,903	–
JNL/Mellon Capital S&P SMid 60 Fund - Class A	29,333	–	28,563	–	3,553	–
JNL/Mellon Capital Small Cap Index Fund - Class A	58,331	6,354	2,698	6,291	951	53,190
JNL/Neuberger Berman Currency Fund	21,921	2,103	4,658	349	41	19,435
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	17,859	304	8,436	–	(4,622)	6,061
JNL/Neuberger Berman Strategic Income Fund - Class A	66,507	1,494	16,003	1,494	777	49,891
JNL/Nicholas Convertible Arbitrage Fund	32,707	376	3,430	323	144	28,535
JNL/PIMCO Real Return Fund - Class A	32,911	–	33,755	–	501	–
JNL/PIMCO Total Return Bond Fund - Class A	39,911	21,008	4,359	2,646	9	53,837
JNL/PPM America Floating Rate Income Fund - Class A	39,013	885	16,871	885	(204)	22,073
JNL/PPM America High Yield Bond Fund - Class A	56,416	2,719	15,465	2,637	(424)	38,016
JNL/PPM America Long Short Credit Fund	31,923	1,879	11	1,185	(1)	31,379
JNL/PPM America Total Return Fund - Class A	88,421	1,707	20,555	1,707	35	67,088
JNL/Red Rocks Listed Private Equity Fund - Class A	20,985	1,863	4,940	1,863	1,514	16,264
JNL/S&P Competitive Advantage Fund - Class A	83,536	3,465	88,381	–	1,293	–
JNL/S&P Dividend Income & Growth Fund - Class A	77,806	8,425	82,971	–	(3,268)	–
JNL/S&P Mid 3 Fund - Class A	–	39,768	–	514	–	33,771
JNL/Scout Unconstrained Bond Fund - Class A	46,395	–	1,650	–	(62)	44,515
JNL/T.Rowe Price Established Growth Fund - Class A	–	105,053	1,236	6,446	31	100,505
JNL/T.Rowe Price Value Fund - Class A	96,026	18,233	3,912	8,630	110	100,230
JNL/The London Company Focused U.S. Equity Fund	40,431	35,836	–	406	–	74,569
JNL/Van Eck International Gold Fund - Class A	1,561	–	1,611	–	(77)	–

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL Institutional Alt 20 Fund (continued)
JNL/WCM Focused International Equity Fund	$64,100	$23,538	$520	$21	$22	$90,571
JNL/Westchester Capital Event Driven Fund - Class A	–	11,854	–	–	–	11,478

	$1,771,676	$518,735	$571,033	$71,676	$29,652	$1,613,539

JNL Institutional Alt 35 Fund
Curian/Ashmore Emerging Market Small Cap Equity Fund	$4,680	$28	$5,202	$28	$70	$–
Curian/PineBridge Merger Arbitrage Fund	5,667	–	5,678	–	(35)	–
Curian/UBS Global Long Short Fixed Income Opportunities Fund	29,002	690	29,435	690	(1,731)	–
JNL Multi-Manager Alternative Fund - Class A	–	16,260	–	–	–	15,622
JNL/AQR Futures Strategy Fund - Class A	86,392	13,488	6,546	6,951	780	88,176
JNL/AQR Risk Parity Fund	26,838	4,183	22,053	4,183	(3,004)	4,194
JNL/BlackRock Global Long Short Credit Fund	68,054	9,622	3,775	3,985	50	68,892
JNL/Boston Partners Global Long Short Equity Fund - Class A	60,117	23,350	1,105	–	36	86,861
JNL/Brookfield Global Infrastructure Fund - Class A	77,768	2,465	25,965	2,462	7,675	40,523
JNL/DFA U.S. Micro Cap Fund - Class A	18,265	4,882	4,217	4,882	1,004	13,240
JNL/DoubleLine Total Return Fund	96,532	5,979	1,337	1,402	95	101,404
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	88,237	5,140	7,907	5,140	42	82,073
JNL/Franklin Templeton Global Growth Fund - Class A	42,418	2,404	43	2,061	(3)	39,972
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	96,233	7,133	13,315	7,111	(1,038)	78,947
JNL/Franklin Templeton Natural Resources Fund	5,953	–	5,777	–	(2,510)	–
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	6,056	–	5,931	–	(902)	–
JNL/Invesco Global Real Estate Fund - Class A	64,334	3,796	21,734	3,796	4,856	42,035
JNL/Lazard Emerging Markets Fund - Class A	70,655	6,634	18,899	2,082	(6,075)	43,020
JNL/Mellon Capital Frontier Markets 100 Index Fund	13,284	–	12,785	–	(1,682)	–
JNL/Mellon Capital International Index Fund - Class A	215,580	4,268	26,991	4,244	1,699	187,962
JNL/Mellon Capital Nasdaq 25 Fund - Class A	65,965	–	64,328	–	24,920	–
JNL/Mellon Capital S&P 500 Index Fund - Class A	–	167,274	3,385	4,488	95	164,859
JNL/Mellon Capital S&P 24 Fund - Class A	66,192	–	65,218	–	8,032	–
JNL/Mellon Capital S&P SMid 60 Fund - Class A	27,129	–	26,374	–	2,774	–
JNL/Mellon Capital Small Cap Index Fund - Class A	67,721	6,994	6,256	6,969	2,000	58,705
JNL/Neuberger Berman Currency Fund	41,519	10,937	3,498	878	58	49,270
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	40,375	76	19,260	–	(10,717)	12,926
JNL/Neuberger Berman Strategic Income Fund - Class A	63,756	1,644	8,171	1,643	401	54,909
JNL/Nicholas Convertible Arbitrage Fund	73,811	780	4,025	770	96	67,756
JNL/PIMCO Real Return Fund - Class A	25,999	–	26,665	–	339	–
JNL/PIMCO Total Return Bond Fund - Class A	42,697	19,761	1,610	2,844	4	57,920
JNL/PPM America Floating Rate Income Fund - Class A	36,077	915	12,885	915	(137)	23,074
JNL/PPM America High Yield Bond Fund - Class A	64,557	2,910	20,311	2,867	(679)	40,978
JNL/PPM America Long Short Credit Fund	74,853	2,522	7,377	2,478	(308)	64,947
JNL/PPM America Total Return Fund - Class A	108,556	1,871	35,060	1,871	128	72,699
JNL/Red Rocks Listed Private Equity Fund - Class A	56,661	4,195	21,170	4,195	7,144	36,505
JNL/S&P Competitive Advantage Fund - Class A	82,079	7,246	90,529	–	1,656	–
JNL/S&P Dividend Income & Growth Fund - Class A	68,475	13,633	78,931	–	(2,932)	–
JNL/S&P Mid 3 Fund - Class A	–	20,027	–	256	–	16,969
JNL/Scout Unconstrained Bond Fund - Class A	50,184	–	2,591	–	(94)	47,353
JNL/T.Rowe Price Established Growth Fund - Class A	–	103,070	2,864	6,245	33	97,014
JNL/T.Rowe Price Value Fund - Class A	97,692	13,375	4,500	8,356	32	96,614
JNL/The London Company Focused U.S. Equity Fund	35,437	21,172	–	302	–	55,452
JNL/Van Eck International Gold Fund - Class A	5,156	–	4,616	–	(993)	–
JNL/WCM Focused International Equity Fund	72,983	16,225	411	22	18	93,058
JNL/Westchester Capital Event Driven Fund - Class A	–	24,206	–	–	–	23,464

	$2,343,939	$549,155	$728,730	$94,116	$31,197	$2,027,393

JNL Institutional Alt 50 Fund
Curian/Ashmore Emerging Market Small Cap Equity Fund	$6,688	$39	$7,426	$39	$52	$–

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL Institutional Alt 50 Fund (continued)
Curian/PineBridge Merger Arbitrage Fund	$11,704	$–	$11,727	$–	$(78)	$–
Curian/UBS Global Long Short Fixed Income Opportunities Fund	59,900	1,812	60,663	1,812	(4,046)	–
JNL Multi-Manager Alternative Fund - Class A	–	55,162	–	–	–	53,207
JNL/AQR Futures Strategy Fund - Class A	169,484	12,149	20,518	12,149	2,393	153,129
JNL/AQR Risk Parity Fund	43,632	5,990	36,727	5,990	(3,886)	6,040
JNL/BlackRock Global Long Short Credit Fund	134,859	42,994	13,450	8,868	225	152,955
JNL/Boston Partners Global Long Short Equity Fund - Class A	141,090	53,966	59	–	1	205,158
JNL/Brookfield Global Infrastructure Fund - Class A	157,402	4,825	55,919	4,825	16,844	79,724
JNL/DFA U.S. Micro Cap Fund - Class A	17,995	4,886	3,938	4,886	935	13,252
JNL/DoubleLine Total Return Fund	113,279	3,555	2,932	1,582	209	114,231
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	171,286	9,778	18,761	9,773	199	155,978
JNL/Franklin Templeton Global Growth Fund - Class A	36,353	1,704	2,540	1,654	(321)	31,575
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	108,253	8,017	14,731	8,017	(991)	89,163
JNL/Franklin Templeton Natural Resources Fund	20,624	–	20,845	–	(8,125)	–
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	4,607	–	4,468	–	(545)	–
JNL/Invesco Global Real Estate Fund - Class A	128,909	7,400	45,650	7,400	12,078	82,472
JNL/Lazard Emerging Markets Fund - Class A	73,200	8,572	21,799	2,112	(7,703)	43,813
JNL/Mellon Capital Frontier Markets 100 Index Fund	12,133	–	11,679	–	(1,686)	–
JNL/Mellon Capital International Index Fund - Class A	233,227	22,364	39,473	4,778	8,064	211,687
JNL/Mellon Capital Nasdaq 25 Fund - Class A	73,804	–	71,876	–	27,712	–
JNL/Mellon Capital S&P 500 Index Fund - Class A	–	182,043	3,435	4,881	134	179,692
JNL/Mellon Capital S&P 24 Fund - Class A	67,252	–	66,363	–	8,180	–
JNL/Mellon Capital S&P SMid 60 Fund - Class A	18,959	–	18,354	–	1,718	–
JNL/Mellon Capital Small Cap Index Fund - Class A	74,462	7,316	9,848	7,316	3,728	61,724
JNL/Neuberger Berman Currency Fund	86,636	14,886	7,969	1,678	114	94,007
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	60,888	292	28,272	–	(15,924)	20,218
JNL/Neuberger Berman Strategic Income Fund - Class A	74,416	1,885	10,775	1,885	533	62,872
JNL/Nicholas Convertible Arbitrage Fund	147,396	1,501	11,545	1,498	425	132,011
JNL/PIMCO Real Return Fund - Class A	30,443	13	31,242	–	389	–
JNL/PIMCO Total Return Bond Fund - Class A	44,557	24,081	2,539	3,091	4	62,845
JNL/PPM America Floating Rate Income Fund - Class A	41,817	1,031	15,869	1,031	(186)	25,825
JNL/PPM America High Yield Bond Fund - Class A	73,181	3,542	20,522	3,401	(1,010)	48,870
JNL/PPM America Long Short Credit Fund	149,372	5,223	9,167	5,133	(408)	134,968
JNL/PPM America Total Return Fund - Class A	120,029	2,148	35,660	2,148	205	83,533
JNL/Red Rocks Listed Private Equity Fund - Class A	118,381	8,653	45,187	8,653	14,583	75,091
JNL/S&P Competitive Advantage Fund - Class A	97,474	7,443	106,385	–	2,275	–
JNL/S&P Dividend Income & Growth Fund - Class A	95,526	6,822	98,372	–	(3,725)	–
JNL/S&P Mid 3 Fund - Class A	–	19,110	–	248	–	16,225
JNL/Scout Unconstrained Bond Fund - Class A	54,715	469	483	–	(17)	54,418
JNL/T.Rowe Price Established Growth Fund - Class A	–	143,035	2,707	8,722	72	135,879
JNL/T.Rowe Price Value Fund - Class A	128,349	20,723	3,507	11,373	103	132,178
JNL/Van Eck International Gold Fund - Class A	12,463	–	11,025	–	(2,926)	–
JNL/WCM Focused International Equity Fund	78,114	28,648	14,450	23	1,281	96,973
JNL/Westchester Capital Event Driven Fund - Class A	–	53,336	–	–	–	51,409

	$3,292,859	$775,413	$1,018,857	$134,966	$50,879	$2,861,122

JNL Alt 65 Fund[1]
Curian/Ashmore Emerging Market Small Cap Equity Fund	$961	$4	$1,048	$4	$3	$–
Curian/PineBridge Merger Arbitrage Fund	1,845	–	1,847	–	(9)	–
Curian/UBS Global Long Short Fixed Income Opportunities Fund	13,352	212	13,564	212	(700)	–
JNL Multi-Manager Alternative Fund - Class A	–	24,018	–	–	–	23,033
JNL/AQR Futures Strategy Fund - Class A	41,814	3,445	8,630	3,432	558	43,293
JNL/AQR Risk Parity Fund	2,723	–	6,460	–	152	–
JNL/BlackRock Global Long Short Credit Fund	38,414	7,304	4,275	2,486	89	42,964

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL Alt 65 Fund (continued)
JNL/Boston Partners Global Long Short Equity Fund - Class A	$43,429	$6,120	$5,502	$–	$187	$57,470
JNL/Brookfield Global Infrastructure Fund - Class A	39,241	1,241	20,154	1,201	3,420	20,138
JNL/DFA U.S. Micro Cap Fund - Class A	910	177	391	177	92	480
JNL/DoubleLine Total Return Fund	11,361	2,013	1,757	193	123	13,931
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	47,509	3,082	6,391	3,071	106	49,333
JNL/FAMCO Flex Core Covered Call Fund	–	–	9,341	–	717	–
JNL/Franklin Templeton Global Growth Fund - Class A	6,655	476	33	327	(3)	6,336
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	11,187	1,386	2,366	969	(76)	10,792
JNL/Franklin Templeton Natural Resources Fund	1,857	–	1,848	–	(529)	–
JNL/Invesco Global Real Estate Fund - Class A	33,516	1,986	17,945	1,986	3,944	22,158
JNL/Invesco International Growth Fund - Class A	–	–	4,501	–	401	–
JNL/Lazard Emerging Markets Fund - Class A	11,879	979	6,216	310	(2,098)	6,440
JNL/Mellon Capital International Index Fund - Class A	41,475	6,404	6,437	982	648	43,455
JNL/Mellon Capital Nasdaq 25 Fund - Class A	13,396	7	14,874	–	4,941	–
JNL/Mellon Capital S&P 500 Index Fund - Class A	–	39,468	1,237	1,046	45	38,480
JNL/Mellon Capital S&P 24 Fund - Class A	1,983	–	1,968	–	75	–
JNL/Mellon Capital Small Cap Index Fund - Class A	11,024	1,153	2,374	1,145	580	9,673
JNL/Neuberger Berman Currency Fund	24,102	6,967	4,196	481	(12)	27,007
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	17,605	232	13,965	–	(6,717)	3,988
JNL/Neuberger Berman Strategic Income Fund - Class A	5,247	87	4,984	58	157	1,602
JNL/Nicholas Convertible Arbitrage Fund	39,004	443	6,505	444	261	39,048
JNL/PIMCO Real Return Fund - Class A	2,775	–	2,847	–	34	–
JNL/PIMCO Total Return Bond Fund - Class A	3,322	79	5,883	–	(71)	–
JNL/PPM America Floating Rate Income Fund - Class A	6,866	90	5,922	79	(101)	1,660
JNL/PPM America High Yield Bond Fund - Class A	8,452	641	1,112	563	(35)	8,125
JNL/PPM America Long Short Credit Fund	41,921	1,528	8,550	1,528	(270)	40,068
JNL/PPM America Total Return Fund - Class A	9,082	296	2,965	218	(38)	8,342
JNL/Red Rocks Listed Private Equity Fund - Class A	25,046	2,401	11,757	2,402	4,154	20,950
JNL/S&P Competitive Advantage Fund - Class A	18,762	738	23,617	–	350	–
JNL/S&P Dividend Income & Growth Fund - Class A	17,135	4	21,164	–	(872)	–
JNL/S&P Mid 3 Fund - Class A	–	109	62	95	(4)	6,191
JNL/Scout Unconstrained Bond Fund - Class A	5,696	1,605	531	–	(19)	7,942
JNL/T.Rowe Price Established Growth Fund - Class A	–	23,556	852	1,414	18	21,992
JNL/T.Rowe Price Value Fund - Class A	22,527	3,118	3,345	1,852	108	21,448
JNL/Van Eck International Gold Fund - Class A	1,061	–	3,763	–	(497)	–
JNL/WCM Focused International Equity Fund	14,935	1,681	2,317	4	83	16,676
JNL/Westchester Capital Event Driven Fund - Class A	–	23,536	–	–	–	22,579

	$638,069	$166,586	$263,496	$26,679	$9,195	$635,594

JNL Disciplined Moderate Fund
JNL/DoubleLine Total Return Fund	$79,893	$43,672	$3,922	$1,667	$277	$119,354
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	80,091	10,343	30,405	4,697	3,056	52,534
JNL/Mellon Capital 25 Fund - Class A	12,672	662	13,259	–	1,221	–
JNL/Mellon Capital Emerging Market Index Fund - Class A	61,513	40,397	48,065	1,109	(8,587)	38,908
JNL/Mellon Capital Healthcare Sector Fund - Class A	–	27,397	26,846	–	(552)	–
JNL/Mellon Capital International Index Fund - Class A	92,715	33,036	4,189	2,653	330	117,705
JNL/Mellon Capital Pacific Rim 30 Fund - Class A	12,427	399	13,952	–	1,406	–
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	71,607	31,781	6,042	6,927	1,595	87,434
JNL/Mellon Capital S&P 500 Index Fund - Class A	129,975	128,605	62,794	5,313	11,029	196,144
JNL/Mellon Capital Small Cap Index Fund - Class A	53,053	3,006	43,053	1,511	12,082	12,915
JNL/Neuberger Berman Strategic Income Fund - Class A	32,434	40,645	3,737	1,924	284	65,989
JNL/PIMCO Real Return Fund - Class A	60,479	2,526	64,192	–	(6,799)	–
JNL/PIMCO Total Return Bond Fund - Class A	31,901	61,576	2,508	4,225	(63)	85,929
JNL/PPM America Floating Rate Income Fund - Class A	35,382	8,192	8,915	1,257	106	33,021
JNL/PPM America High Yield Bond Fund - Class A	49,972	26,792	1,707	4,494	(6)	65,440

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL Disciplined Moderate Fund (continued)
JNL/PPM America Total Return Fund - Class A	$95,659	$18,216	$31,595	$1,939	$1,656	$79,125
JNL/S&P Competitive Advantage Fund - Class A	125,503	2,221	131,590	–	27,687	–
JNL/S&P Dividend Income & Growth Fund - Class A	110,219	4,973	111,195	–	13,017	–
JNL/S&P International 5 Fund - Class A	25,016	8,764	13,206	191	(775)	19,576
JNL/S&P Intrinsic Value Fund - Class A	59,502	1,396	59,283	–	15,353	–
JNL/S&P Mid 3 Fund - Class A	19,822	37,801	28,807	665	(405)	22,295
JNL/Scout Unconstrained Bond Fund - Class A	40,342	16,297	3,479	–	(145)	52,844
JNL/T. Rowe Price Capital Appreciation Fund	–	67,243	458	131	(4)	66,333
JNL/T.Rowe Price Established Growth Fund - Class A	–	85,226	10,541	4,624	200	72,171
JNL/T.Rowe Price Value Fund - Class A	–	100,599	23,368	8,057	(1,384)	71,965
JNL/WCM Focused International Equity Fund	–	52,168	203	12	6	52,642

	$1,280,177	$853,933	$747,311	$51,396	$70,585	$1,312,324

JNL Disciplined Moderate Growth Fund
JNL/DoubleLine Total Return Fund	$47,061	$59,313	$2,276	$1,435	$166	$103,462
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	55,031	40,009	16,910	6,091	1,196	68,380
JNL/Mellon Capital 25 Fund - Class A	23,385	923	24,159	–	1,389	–
JNL/Mellon Capital Emerging Market Index Fund - Class A	135,640	71,579	92,462	2,291	(17,145)	84,780
JNL/Mellon Capital Healthcare Sector Fund - Class A	–	56,144	1,129	2,139	(33)	51,698
JNL/Mellon Capital International Index Fund - Class A	189,593	55,428	36,230	4,603	6,999	203,990
JNL/Mellon Capital Pacific Rim 30 Fund - Class A	22,751	376	25,155	–	2,238	–
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	111,711	49,923	21,919	10,095	5,632	126,789
JNL/Mellon Capital S&P 500 Index Fund - Class A	150,600	124,846	18,295	6,903	3,235	254,876
JNL/Mellon Capital Small Cap Index Fund - Class A	89,531	8,900	62,044	3,969	18,606	33,709
JNL/Neuberger Berman Strategic Income Fund - Class A	15,560	40,196	10,441	1,258	(98)	42,908
JNL/PIMCO Real Return Fund - Class A	24,625	933	26,039	–	(3,309)	–
JNL/PIMCO Total Return Bond Fund - Class A	15,657	49,130	1,027	2,960	2	60,188
JNL/PPM America Floating Rate Income Fund - Class A	21,621	3,982	7,604	661	97	17,184
JNL/PPM America High Yield Bond Fund - Class A	36,568	13,219	10,661	2,333	(766)	34,090
JNL/PPM America Total Return Fund - Class A	62,505	36,511	44,940	1,267	871	51,485
JNL/S&P Competitive Advantage Fund - Class A	185,180	4,194	195,345	–	42,637	–
JNL/S&P Dividend Income & Growth Fund - Class A	134,681	8,613	138,961	–	13,959	–
JNL/S&P International 5 Fund - Class A	61,418	16,950	25,120	497	(1,571)	51,003
JNL/S&P Intrinsic Value Fund - Class A	112,689	4,381	114,045	–	27,517	–
JNL/S&P Mid 3 Fund - Class A	40,252	44,892	42,711	990	1,174	33,520
JNL/Scout Unconstrained Bond Fund - Class A	30,769	13,014	529	–	(19)	42,992
JNL/T. Rowe Price Capital Appreciation Fund	–	86,881	296	169	(1)	86,005
JNL/T.Rowe Price Established Growth Fund - Class A	–	124,586	941	7,640	18	119,223
JNL/T.Rowe Price Value Fund - Class A	–	145,474	18,554	11,719	(1,154)	119,196
JNL/WCM Focused International Equity Fund	–	117,842	270	28	12	119,423

	$1,566,828	$1,178,239	$938,063	$67,048	$101,652	$1,704,901

JNL Disciplined Growth Fund
JNL/DoubleLine Schiller Enhanced CAPE Fund - Class A	$–	$29,119	$105	$–	$2	$29,122
JNL/DoubleLine Total Return Fund	10,534	13,545	673	323	47	23,264
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	13,816	29,475	8,422	2,725	(224)	30,479
JNL/Mellon Capital 25 Fund - Class A	13,896	684	14,487	–	427	–
JNL/Mellon Capital Emerging Market Index Fund - Class A	85,870	39,199	62,264	1,218	(11,591)	45,447
JNL/Mellon Capital Healthcare Sector Fund - Class A	–	35,903	2,990	1,289	(72)	30,971
JNL/Mellon Capital International Index Fund - Class A	92,223	30,762	13,618	2,402	2,299	106,503
JNL/Mellon Capital Pacific Rim 30 Fund - Class A	13,814	114	15,142	–	1,172	–
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	59,872	27,199	3,646	6,009	987	75,501
JNL/Mellon Capital S&P 500 Index Fund - Class A	63,005	64,207	12,389	3,082	2,152	113,899
JNL/Mellon Capital Small Cap Index Fund - Class A	46,537	6,398	27,936	2,653	7,851	22,572
JNL/Neuberger Berman Strategic Income Fund - Class A	6,990	714	7,696	–	(73)	–

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL Disciplined Growth Fund (continued)
JNL/PPM America Floating Rate Income Fund - Class A	$6,959	$654	$7,715	$–	$(54)	$–
JNL/PPM America High Yield Bond Fund - Class A	10,391	7,888	797	1,048	(51)	15,220
JNL/PPM America Total Return Fund - Class A	14,020	6,664	8,620	283	177	11,531
JNL/S&P Competitive Advantage Fund - Class A	88,277	2,132	93,397	–	16,562	–
JNL/S&P Dividend Income & Growth Fund - Class A	48,999	5,418	52,313	–	3,825	–
JNL/S&P International 5 Fund - Class A	34,444	8,501	11,344	249	(647)	30,419
JNL/S&P Intrinsic Value Fund - Class A	60,053	3,974	61,319	–	10,191	–
JNL/S&P Mid 3 Fund - Class A	21,209	21,193	21,209	496	770	16,793
JNL/Scout Unconstrained Bond Fund - Class A	6,955	8,852	259	–	(10)	15,439
JNL/T.Rowe Price Established Growth Fund - Class A	–	64,576	1,412	3,910	31	61,017
JNL/T.Rowe Price Value Fund - Class A	–	77,272	893	6,217	(25)	72,322
JNL/WCM Focused International Equity Fund	–	59,790	112	14	5	60,989

	$697,864	$544,233	$428,758	$31,918	$33,751	$761,488

JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Income Fund - Class A	$552,272	$25,389	$39,982	$21,374	$(109)	$476,620
JNL/Franklin Templeton Global Growth Fund - Class A	550,388	27,148	47,409	24,584	5,301	473,903
JNL/Franklin Templeton Mutual Shares Fund - Class A	553,125	42,172	57,118	39,373	9,374	476,075

	$1,655,785	$94,709	$144,509	$85,331	$14,566	$1,426,598

JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital JNL 5 Fund - Class A	$219,187	$12,425	$14,972	$5,629	$8,013	$204,619
JNL/Mellon Capital International Index Fund - Class A	42,477	3,912	4,350	908	1,776	40,964
JNL/Mellon Capital Bond Index Fund - Class A	43,659	6,461	7,791	911	123	41,378
JNL/Mellon Capital S&P 500 Index Fund - Class A	43,754	2,720	4,814	1,100	2,886	40,990
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	43,826	4,844	3,510	3,202	2,179	40,942
JNL/Mellon Capital Small Cap Index Fund - Class A	43,951	7,380	4,108	4,710	2,385	40,742

	$436,854	$37,742	$39,545	$16,460	$17,362	$409,635

JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital International Index Fund - Class A	$145,137	$15,982	$5,008	$3,414	$1,673	$151,290
JNL/Mellon Capital Bond Index Fund - Class A	147,867	21,558	12,427	3,468	261	153,271
JNL/Mellon Capital S&P 500 Index Fund - Class A	151,141	11,995	7,149	4,167	3,672	153,288
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	152,520	18,482	4,866	11,980	2,343	149,978
JNL/Mellon Capital Small Cap Index Fund - Class A	154,746	26,500	6,884	17,684	3,116	149,722

	$751,411	$94,517	$36,334	$40,713	$11,065	$757,549

JNL/MMRS Conservative Fund
JNL Multi-Manager Small Cap Growth Fund - Class A	$668	$17,150	$4,296	$1,589	$(184)	$10,843
JNL/Franklin Templeton Mutual Shares Fund - Class A	999	23,746	5,438	1,343	(391)	16,313
JNL/Goldman Sachs Core Plus Bond Fund - Class A	2,881	66,933	15,148	1,132	(68)	53,161
JNL/Invesco International Growth Fund - Class A	1,672	38,568	9,434	501	(969)	27,173
JNL/Invesco Small Cap Growth Fund - Class A	1,000	23,908	6,265	969	(172)	16,260
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	2,882	67,201	15,084	1,182	(131)	53,153
JNL/Mellon Capital 25 Fund - Class A	1,000	18,548	18,164	–	(1,493)	–
JNL/Mellon Capital Bond Index Fund - Class A	2,881	67,347	15,084	1,204	(195)	53,139
JNL/Mellon Capital Consumer Brands Sector Fund - Class A	668	15,388	4,259	782	(25)	10,872
JNL/Mellon Capital Emerging Market Index Fund - Class A	1,674	41,667	7,545	467	(1,868)	26,985
JNL/Mellon Capital Healthcare Sector Fund - Class A	999	23,790	7,559	697	(49)	16,345
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	–	18,372	738	1,294	22	16,232
JNL/Mellon Capital S&P 24 Fund - Class A	997	28,466	5,580	6,007	(595)	16,213
JNL/Neuberger Berman Strategic Income Fund - Class A	1,198	28,215	5,839	668	(111)	22,174
JNL/PIMCO Real Return Fund - Class A	1,202	28,832	5,759	887	(243)	22,174
JNL/PIMCO Total Return Bond Fund - Class A	2,409	56,942	11,962	2,191	(195)	44,432
JNL/S&P Competitive Advantage Fund - Class A	1,001	24,111	6,454	1,690	(161)	16,154
JNL/S&P Dividend Income & Growth Fund - Class A	997	23,582	6,497	1,386	(351)	16,299
JNL/S&P Intrinsic Value Fund - Class A	998	25,627	5,287	2,215	(530)	16,201
JNL/T.Rowe Price Mid-Cap Growth Fund - Class A	666	15,682	4,406	924	(46)	10,899

	$26,792	$654,075	$160,798	$27,128	$(7,755)	$465,022

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/MMRS Growth Fund
JNL Multi-Manager Small Cap Growth Fund - Class A	$881	$4,623	$3,090	$328	$(223)	$1,891
JNL/Franklin Templeton Mutual Shares Fund - Class A	705	3,555	2,408	147	(179)	1,517
JNL/Goldman Sachs Core Plus Bond Fund - Class A	604	9,195	6,011	55	40	3,763
JNL/Invesco International Growth Fund - Class A	1,765	8,694	6,154	82	(413)	3,781
JNL/Invesco Small Cap Growth Fund - Class A	881	4,387	3,070	133	(119)	1,892
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	806	12,286	7,997	77	14	5,017
JNL/Mellon Capital 25 Fund - Class A	1,057	3,259	4,082	–	(334)	–
JNL/Mellon Capital Bond Index Fund - Class A	805	12,330	8,013	112	1	5,016
JNL/Mellon Capital Consumer Brands Sector Fund - Class A	706	3,404	2,438	129	(12)	1,514
JNL/Mellon Capital Emerging Market Index Fund - Class A	1,766	9,567	6,247	78	(1,031)	3,792
JNL/Mellon Capital Healthcare Sector Fund - Class A	1,057	5,070	3,731	115	(22)	2,278
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	–	3,804	1,309	181	9	2,263
JNL/Mellon Capital S&P 24 Fund - Class A	705	4,134	2,436	661	(422)	1,507
JNL/Neuberger Berman Strategic Income Fund - Class A	403	6,152	3,989	52	15	2,512
JNL/PIMCO Real Return Fund - Class A	405	6,221	3,997	69	(29)	2,513
JNL/PIMCO Total Return Bond Fund - Class A	605	9,306	5,992	183	9	3,758
JNL/S&P Competitive Advantage Fund - Class A	1,234	6,113	4,212	325	(197)	2,633
JNL/S&P Dividend Income & Growth Fund - Class A	1,413	7,054	4,958	306	(264)	3,040
JNL/S&P Intrinsic Value Fund - Class A	1,233	6,623	4,181	428	(540)	2,643
JNL/T.Rowe Price Mid-Cap Growth Fund - Class A	705	3,402	2,447	128	(30)	1,519

	$17,736	$129,179	$86,762	$3,589	$(3,727)	$52,849

JNL/MMRS Moderate Fund
JNL Multi-Manager Small Cap Growth Fund - Class A	$2,209	$15,778	$7,435	$1,455	$(1,000)	$8,154
JNL/Franklin Templeton Mutual Shares Fund - Class A	1,653	11,416	5,615	618	(683)	6,118
JNL/Goldman Sachs Core Plus Bond Fund - Class A	2,196	31,413	15,875	246	11	17,477
JNL/Invesco International Growth Fund - Class A	5,538	36,778	19,202	461	(2,147)	20,372
JNL/Invesco Small Cap Growth Fund - Class A	2,204	14,817	7,429	592	(580)	8,154
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	2,512	36,013	18,115	293	(110)	19,989
JNL/Mellon Capital 25 Fund - Class A	2,750	10,155	11,935	–	(1,239)	–
JNL/Mellon Capital Bond Index Fund - Class A	2,511	36,188	18,121	449	(144)	19,988
JNL/Mellon Capital Consumer Brands Sector Fund - Class A	1,658	10,768	5,550	541	(177)	6,116
JNL/Mellon Capital Emerging Market Index Fund - Class A	2,770	19,988	9,227	219	(2,575)	10,198
JNL/Mellon Capital Healthcare Sector Fund - Class A	2,199	14,250	7,682	428	(270)	8,164
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	–	15,642	4,432	815	45	10,192
JNL/Mellon Capital S&P 24 Fund - Class A	1,648	13,542	5,541	2,766	(1,588)	6,087
JNL/Neuberger Berman Strategic Income Fund - Class A	1,256	18,131	9,089	199	(54)	9,985
JNL/PIMCO Real Return Fund - Class A	1,262	18,288	9,015	264	(233)	9,985
JNL/PIMCO Total Return Bond Fund - Class A	1,883	27,511	13,625	733	(87)	14,984
JNL/S&P Competitive Advantage Fund - Class A	2,759	18,285	8,919	1,296	(691)	10,127
JNL/S&P Dividend Income & Growth Fund - Class A	3,290	21,994	11,342	1,273	(904)	12,174
JNL/S&P Intrinsic Value Fund - Class A	2,749	20,059	8,849	1,705	(1,758)	10,173
JNL/T.Rowe Price Mid-Cap Growth Fund - Class A	1,654	10,850	5,720	517	(147)	6,118

	$44,701	$401,866	$202,718	$14,870	$(14,331)	$214,555

JNL/S&P 4 Fund
JNL/S&P Competitive Advantage Fund - Class A	$1,249,292	$555,509	$65,460	$167,342	$31,401	$1,586,931
JNL/S&P Dividend Income & Growth Fund - Class A	1,242,516	571,849	65,646	135,541	27,541	1,628,995
JNL/S&P Intrinsic Value Fund - Class A	1,243,757	768,684	13,960	213,892	9,077	1,568,903
JNL/S&P Total Yield Fund - Class A	1,248,360	689,533	27,275	214,236	15,848	1,586,151

	$4,983,925	$2,585,575	$172,341	$731,011	$83,867	$6,370,980

JNL/S&P Managed Conservative Fund
JNL Multi-Manager Alternative Fund - Class A	$–	$50,500	$2,233	$–	$(59)	$46,153
JNL Multi-Manager Small Cap Growth Fund - Class A	17,742	3,845	3,689	2,209	760	15,142

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/S&P Managed Conservative Fund (continued)
JNL Multi-Manager Small Cap Value Fund - Class A	$17,478	$2,334	$2,283	$1,003	$495	$15,021
JNL/Causeway International Value Select Fund - Class A	15,158	2,336	1,201	526	(9)	15,272
JNL/DFA U.S. Core Equity Fund - Class A	35,716	3,368	6,818	1,354	2,404	30,436
JNL/DoubleLine Total Return Fund	120,236	23,803	5,392	1,945	387	138,707
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	132,160	15,647	25,053	9,643	2,165	107,478
JNL/Goldman Sachs Core Plus Bond Fund - Class A	51,498	1,055	5,559	969	(247)	46,239
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	47,037	6,759	17,241	–	(8,275)	30,433
JNL/Goldman Sachs Mid Cap Value Fund - Class A	13,376	5,501	842	1,464	(195)	15,169
JNL/Invesco Global Real Estate Fund - Class A	17,587	2,525	3,287	1,388	475	15,393
JNL/Invesco International Growth Fund - Class A	17,036	1,802	3,115	278	794	15,281
JNL/Invesco Mid Cap Value Fund - Class A	12,601	5,219	831	495	(40)	15,027
JNL/JPMorgan MidCap Growth Fund - Class A	17,576	17,696	1,582	3,265	342	30,591
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	161,704	3,433	24,247	3,040	516	138,721
JNL/Lazard Emerging Markets Fund - Class A	15,892	3,232	15,484	–	(5,726)	–
JNL/PIMCO Real Return Fund - Class A	67,440	3,360	4,753	2,430	(1,445)	61,650
JNL/PIMCO Total Return Bond Fund - Class A	137,802	4,737	46,884	4,549	(1,333)	92,360
JNL/PPM America Floating Rate Income Fund - Class A	38,849	1,486	8,095	1,197	612	30,782
JNL/PPM America High Yield Bond Fund - Class A	99,029	10,349	5,543	6,270	(646)	90,943
JNL/PPM America Low Duration Bond Fund - Class A	101,967	10,811	4,308	1,083	29	107,905
JNL/PPM America Total Return Fund - Class A	115,912	2,872	7,073	2,685	735	107,847
JNL/Scout Unconstrained Bond Fund - Class A	83,981	15,412	6,531	–	(220)	92,443
JNL/T.Rowe Price Established Growth Fund - Class A	68,197	5,375	31,588	2,959	14,190	45,941
JNL/T.Rowe Price Short-Term Bond Fund - Class A	169,021	1,775	15,824	1,449	(363)	154,102
JNL/T.Rowe Price Value Fund - Class A	68,079	7,333	25,010	3,971	8,887	45,941
JNL/WCM Focused International Equity Fund	–	15,091	971	4	80	15,337
JNL/WMC Value Fund - Class A	17,543	3,121	3,119	1,888	628	15,247

	$1,660,617	$230,777	$278,556	$56,064	$14,941	$1,535,561

JNL/S&P Managed Moderate Fund
JNL Multi-Manager Alternative Fund - Class A	$–	$97,390	$–	$–	$–	$94,131
JNL Multi-Manager Small Cap Growth Fund - Class A	36,101	4,792	2,074	4,781	416	32,521
JNL Multi-Manager Small Cap Value Fund - Class A	71,178	4,396	1,065	4,284	242	63,611
JNL/BlackRock Natural Resources Fund - Class A	31,960	126	33,161	–	(2,960)	–
JNL/BlackRock Large Cap Select Growth Fund - Class A	31,056	2,081	168	1,857	18	33,055
JNL/Causeway International Value Select Fund - Class A	26,281	3,110	–	928	–	27,434
JNL/DFA U.S. Core Equity Fund - Class A	54,810	3,572	17,195	1,695	787	37,318
JNL/DoubleLine Total Return Fund	231,138	4,245	3,690	3,226	275	232,389
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	252,978	24,047	14,308	20,753	1,019	231,015
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	74,183	196	1,908	–	(766)	63,539
JNL/Goldman Sachs Mid Cap Value Fund - Class A	75,919	21,631	26,244	5,918	3,329	61,236
JNL/Invesco Global Real Estate Fund - Class A	41,705	3,162	6,146	3,162	901	35,305
JNL/Invesco International Growth Fund - Class A	59,363	3,368	–	1,088	–	60,391
JNL/Invesco Mid Cap Value Fund - Class A	22,239	12,786	80	1,063	(4)	31,743
JNL/Invesco Small Cap Growth Fund - Class A	33,951	1,960	1,038	1,947	342	32,394
JNL/JPMorgan MidCap Growth Fund - Class A	95,542	25,958	21,422	10,009	5,677	94,287
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	176,848	3,673	8,829	3,673	(79)	168,885
JNL/Lazard Emerging Markets Fund - Class A	68,082	2,083	23,443	1,522	(10,021)	31,635
JNL/Oppenheimer Global Growth Fund - Class A	36,480	1,171	3,754	1,171	1,006	34,217
JNL/PIMCO Real Return Fund - Class A	133,772	5,810	603	5,083	(140)	129,737
JNL/PIMCO Total Return Bond Fund - Class A	234,608	7,524	84,411	7,524	(3,157)	152,155
JNL/PPM America Floating Rate Income Fund - Class A	46,556	1,411	10,346	1,411	742	35,892
JNL/PPM America High Yield Bond Fund - Class A	173,777	11,395	4,537	10,918	(370)	157,843

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/S&P Managed Moderate Fund (continued)
JNL/PPM America Low Duration Bond Fund - Class A	$162,852	$13,189	$–	$1,742	$–	$175,112
JNL/PPM America Total Return Fund - Class A	174,832	4,353	11,553	4,008	1,169	161,798
JNL/Scout Unconstrained Bond Fund - Class A	132,415	6,906	754	–	(28)	137,818
JNL/T.Rowe Price Established Growth Fund - Class A	338,227	19,677	63,747	19,670	29,274	306,512
JNL/T.Rowe Price Short-Term Bond Fund - Class A	248,896	2,208	12,647	2,208	(293)	237,079
JNL/T.Rowe Price Value Fund - Class A	272,348	28,218	2,577	23,205	753	269,676
JNL/WCM Focused International Equity Fund	–	24,604	–	6	–	26,459
JNL/WMC Value Fund - Class A	111,733	12,592	7,089	12,592	1,690	101,404

	$3,449,830	$357,634	$362,789	$155,444	$29,822	$3,256,591

JNL/S&P Managed Moderate Growth Fund
JNL Multi-Manager Alternative Fund - Class A	$–	$155,881	$–	$–	$–	$150,621
JNL Multi-Manager Small Cap Growth Fund - Class A	61,551	8,578	1,128	8,485	233	57,742
JNL Multi-Manager Small Cap Value Fund - Class A	168,960	13,956	–	10,520	–	156,256
JNL/BlackRock Natural Resources Fund - Class A	74,428	–	76,740	–	(5,684)	–
JNL/BlackRock Large Cap Select Growth Fund - Class A	110,774	89,598	3,485	11,264	324	199,329
JNL/Causeway International Value Select Fund - Class A	63,509	5,591	2,220	2,127	(74)	62,603
JNL/DoubleLine Total Return Fund	170,001	4,000	240	2,412	19	174,226
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	343,229	30,981	26,765	27,408	1,877	305,034
JNL/Goldman Sachs Core Plus Bond Fund - Class A	80,393	1,055	30,000	1,055	(1,511)	50,817
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	122,703	2,726	25,177	–	(11,794)	84,898
JNL/Goldman Sachs Mid Cap Value Fund - Class A	171,097	12,853	25,462	12,853	893	132,362
JNL/Invesco Global Real Estate Fund - Class A	143,085	11,575	12,687	11,575	1,972	129,400
JNL/Invesco International Growth Fund - Class A	270,957	3,372	76,427	3,372	12,593	185,313
JNL/Invesco Large Cap Growth Fund - Class A	184,590	20,042	70,435	13,169	6,292	121,707
JNL/Invesco Mid Cap Value Fund - Class A	84,490	2,201	12,856	2,201	1,632	65,176
JNL/Invesco Small Cap Growth Fund - Class A	88,274	7,173	14,501	4,509	4,671	75,559
JNL/JPMorgan MidCap Growth Fund - Class A	178,948	21,778	31,476	16,767	8,270	158,429
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	192,114	4,043	6,967	4,043	509	186,070
JNL/Lazard Emerging Markets Fund - Class A	199,226	3,514	101,127	3,514	(22,650)	72,712
JNL/Morgan Stanley Mid Cap Growth Fund - Class A	66,904	2,709	–	2,709	–	64,014
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	–	52,367	–	–	–	44,766
JNL/Oppenheimer Global Growth Fund - Class A	132,918	12,007	–	4,917	–	144,858
JNL/PIMCO Real Return Fund - Class A	123,556	4,709	1,371	4,645	(378)	118,452
JNL/PIMCO Total Return Bond Fund - Class A	361,505	11,668	127,952	11,668	(5,997)	236,107
JNL/PPM America Floating Rate Income Fund - Class A	40,767	1,564	–	1,564	–	40,245
JNL/PPM America High Yield Bond Fund - Class A	270,553	16,422	15,771	16,422	(136)	236,989
JNL/PPM America Low Duration Bond Fund - Class A	224,800	16,098	–	2,392	–	239,628
JNL/PPM America Mid Cap Value Fund - Class A	23,808	3,040	–	3,040	–	21,889
JNL/PPM America Total Return Fund - Class A	187,682	4,514	4,012	4,511	429	181,644
JNL/Scout Unconstrained Bond Fund - Class A	123,632	84,378	–	–	–	207,065
JNL/T.Rowe Price Established Growth Fund - Class A	858,380	56,370	69,808	56,370	38,800	877,730
JNL/T.Rowe Price Short-Term Bond Fund - Class A	268,741	2,366	15,613	2,366	(56)	254,017
JNL/T.Rowe Price Value Fund - Class A	569,299	53,683	3,848	48,192	1,645	560,383
JNL/WCM Focused International Equity Fund	–	100,713	–	26	–	108,755
JNL/WMC Value Fund - Class A	402,511	45,119	28,015	45,119	8,989	362,553

	$6,363,385	$866,644	$784,083	$339,215	$40,868	$6,067,349

JNL/S&P Managed Growth Fund
JNL Multi-Manager Alternative Fund - Class A	$–	$154,724	$910	$–	$(38)	$148,773
JNL Multi-Manager Small Cap Growth Fund - Class A	50,393	6,937	2,383	6,756	455	46,014
JNL Multi-Manager Small Cap Value Fund - Class A	170,862	9,604	13,500	9,604	2,940	142,305
JNL/BlackRock Natural Resources Fund - Class A	64,152	–	66,064	–	(4,733)	–
JNL/BlackRock Large Cap Select Growth Fund - Class A	259,978	71,470	416	18,704	39	333,440

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/S&P Managed Growth Fund (continued)
JNL/Causeway International Value Select Fund - Class A	$70,471	$58,089	$–	$4,226	$–	$123,911
JNL/DoubleLine Total Return Fund	101,182	1,362	4,776	1,362	334	98,098
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	36,670	–	34,216	–	2,031	–
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	77,899	15,472	24,811	–	(11,440)	57,987
JNL/Goldman Sachs Mid Cap Value Fund - Class A	156,761	12,866	11,771	12,866	342	131,683
JNL/Invesco Global Real Estate Fund - Class A	103,421	8,665	5,715	8,661	3,038	96,925
JNL/Invesco International Growth Fund - Class A	279,570	4,143	105,890	2,968	16,853	162,062
JNL/Invesco Large Cap Growth Fund - Class A	228,297	20,206	54,554	19,689	7,367	179,447
JNL/Invesco Mid Cap Value Fund - Class A	103,601	3,406	5,466	3,001	814	89,712
JNL/Invesco Small Cap Growth Fund - Class A	75,089	19,977	15,178	4,300	4,856	74,771
JNL/JPMorgan MidCap Growth Fund - Class A	176,226	23,136	22,350	17,484	7,859	165,348
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	43,683	950	–	950	–	43,882
JNL/Lazard Emerging Markets Fund - Class A	178,292	7,578	25,919	6,086	557	125,494
JNL/Morgan Stanley Mid Cap Growth Fund - Class A	40,383	5,452	–	1,776	–	42,226
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	–	31,363	–	–	–	28,126
JNL/Oppenheimer Global Growth Fund - Class A	215,027	11,156	276	7,689	5	226,409
JNL/PIMCO Real Return Fund - Class A	37,244	1,415	–	1,415	–	36,088
JNL/PIMCO Total Return Bond Fund - Class A	165,721	4,334	80,548	4,334	(756)	86,973
JNL/PPM America High Yield Bond Fund - Class A	99,130	6,657	3,537	6,188	(358)	89,367
JNL/PPM America Low Duration Bond Fund – Class A	51,260	21,518	–	721	–	72,302
JNL/PPM America Mid Cap Value Fund - Class A	13,661	1,744	–	1,744	–	12,559
JNL/PPM America Total Return Fund - Class A	85,114	6,462	1	2,183	–	88,374
JNL/Scout Unconstrained Bond Fund - Class A	86,677	46,605	–	–	–	132,593
JNL/T.Rowe Price Established Growth Fund - Class A	696,680	48,024	22,359	48,013	7,919	748,284
JNL/T.Rowe Price Mid-Cap Growth Fund - Class A	141,928	12,722	–	12,722	–	151,107
JNL/T.Rowe Price Short-Term Bond Fund - Class A	192,181	1,969	3,307	1,759	(55)	189,705
JNL/T.Rowe Price Value Fund - Class A	608,833	97,002	–	54,699	–	639,414
JNL/WCM Focused International Equity Fund	–	57,897	–	14	–	61,982
JNL/WMC Value Fund - Class A	371,190	41,605	26,289	41,606	9,783	334,022

	$4,981,576	$814,510	$530,236	$301,520	$47,812	$4,959,383

JNL/S&P Managed Aggressive Growth Fund
JNL Multi-Manager Alternative Fund - Class A	$–	$51,340	$–	$–	$–	$49,405
JNL Multi-Manager Small Cap Growth Fund - Class A	21,798	2,570	3,642	2,548	624	17,352
JNL Multi-Manager Small Cap Value Fund - Class A	60,540	16,407	–	4,400	–	66,013
JNL/BlackRock Natural Resources Fund - Class A	16,214	736	17,533	–	(888)	–
JNL/BlackRock Large Cap Select Growth Fund - Class A	103,055	22,069	2,953	6,914	259	123,056
JNL/Causeway International Value Select Fund - Class A	6,493	57,178	–	2,130	–	63,408
JNL/DoubleLine Total Return Fund	–	16,362	–	219	–	16,070
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	30,646	5,779	15,010	–	(7,487)	17,027
JNL/Goldman Sachs Mid Cap Value Fund - Class A	60,048	4,576	10,241	4,475	976	45,058
JNL/Invesco Global Real Estate Fund - Class A	34,219	5,224	1,155	3,116	198	34,895
JNL/Invesco International Growth Fund - Class A	128,695	9,948	75,643	982	10,215	53,661
JNL/Invesco Large Cap Growth Fund - Class A	84,827	8,856	16,575	7,806	2,243	71,682
JNL/Invesco Mid Cap Value Fund - Class A	26,479	10,080	–	1,063	–	32,268
JNL/Invesco Small Cap Growth Fund - Class A	33,874	30,756	607	3,516	100	60,504
JNL/JPMorgan MidCap Growth Fund - Class A	65,223	13,240	12,102	6,414	2,193	61,958
JNL/Lazard Emerging Markets Fund - Class A	65,845	4,755	21,600	1,775	(5,381)	36,619
JNL/Morgan Stanley Mid Cap Growth Fund - Class A	14,904	3,619	–	716	–	17,039
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	–	18,035	–	–	–	16,065
JNL/Oppenheimer Global Growth Fund - Class A	97,903	5,641	984	3,486	566	102,877
JNL/PIMCO Total Return Bond Fund - Class A	18,166	4	18,595	–	(216)	–
JNL/PPM America High Yield Bond Fund - Class A	31,530	6,012	79	2,250	(4)	32,719
JNL/PPM America Total Return Fund - Class A	33,142	1,321	8,904	668	(50)	24,590

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Distributions from Funds	Realized Gain/Loss from Sales	Value End of Period
JNL/S&P Managed Aggressive Growth Fund (continued)
JNL/Scout Unconstrained Bond Fund - Class A	$16,411	$1,138	$151	$–	$(6)	$17,309
JNL/T.Rowe Price Established Growth Fund - Class A	271,364	18,582	10,977	18,583	4,013	288,996
JNL/T.Rowe Price Mid-Cap Growth Fund - Class A	74,967	6,720	–	6,720	–	79,815
JNL/T.Rowe Price Short-Term Bond Fund - Class A	34,815	1,382	1,090	324	(20)	34,892
JNL/T.Rowe Price Value Fund - Class A	260,859	42,422	3,602	23,489	1,852	271,106
JNL/WCM Focused International Equity Fund	–	41,815	–	10	–	44,715
JNL/WMC Value Fund - Class A	173,184	22,646	24,622	18,209	9,049	146,073

	$1,765,201	$429,213	$246,065	$119,813	$18,236	$1,825,172

1As a result of the fund acquisition, the following Curian Guidance - Institutional Alt 65 Fund’s cost of investments were transferred to JNL Alt 65 Fund on April 27, 2015 and are not included in the table.

JNL/AQR Futures Strategy Fund - Class A	$8,910
JNL/AQR Risk Parity Fund	3,697
JNL/BlackRock Global Long Short Credit Fund	4,625
JNL/Boston Partners Global Long Short Equity Fund - Class A	10,275
JNL/Brookfield Global Infrastructure Fund - Class A	5,496
JNL/DoubleLine Total Return Fund	2,180
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	7,034
JNL/FAMCO Flex Core Covered Call Fund	8,623
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	2,083
JNL/Invesco Global Real Estate Fund - Class A	6,379
JNL/Invesco International Growth Fund - Class A	4,100
JNL/Lazard Emerging Markets Fund - Class A	2,882
JNL/Mellon Capital International Index Fund - Class A	3,521
JNL/Mellon Capital Nasdaq 25 Fund - Class A	1,859
JNL/Mellon Capital Small Cap Index Fund - Class A	1,519
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	4,440
JNL/Neuberger Berman Strategic Income Fund - Class A	1,346
JNL/Nicholas Convertible Arbitrage Fund	7,932
JNL/PIMCO Total Return Bond Fund - Class A	2,489
JNL/PPM America Floating Rate Income Fund - Class A	674
JNL/PPM America High Yield Bond Fund - Class A	1,443
JNL/PPM America Long Short Credit Fund	8,437
JNL/PPM America Total Return Fund - Class A	2,292
JNL/Red Rocks Listed Private Equity Fund - Class A	7,379
JNL/S&P Competitive Advantage Fund - Class A	3,849
JNL/S&P Dividend Income & Growth Fund - Class A	4,936
JNL/S&P Mid 3 Fund - Class A	7,315
JNL/Scout Unconstrained Bond Fund - Class A	1,213
JNL/T.Rowe Price Value Fund - Class A	1,365
JNL/Van Eck International Gold Fund	3,105
JNL/WCM Focused International Equity Fund	1,534

$132,932

NOTE 5. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds participate in the SCA with other funds managed by JNAM in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. The Funds may borrow up to the lesser of $450,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. The Funds pay an annual fee of 0.10% of the available commitments and an annual administration fee to JPM Chase. Prior to June 5, 2015, the Funds paid an annual fee of 0.075% of the available commitments and an annual administration fee to JPM Chase. These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets and are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

Effective October 1, 2015 and pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the period.

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

NOTE 6. FUND ACQUISITIONS

Tax Free Exchange - The following tables include information (in thousands) relating to acquisitions completed on April 27, 2015 and September 28, 2015. The April 27, 2015 acquisition was completed by a tax free exchange of Class A shares of Funds in the Trust and Curian Variable Series Trust pursuant to a plan of reorganization approved by the Trust’s Board and Curian Variable Series Trust’s Board. Curian Variable Series Trust was renamed Jackson Variable Series Trust effective April 27, 2015. The September 28, 2015 acquisition was completed by a tax free exchange of Class A and B shares of Funds in the Trust and JNL Variable Fund LLC pursuant to a plan of reorganization approved by the Trust’s Board and JNL Variable Fund LLC’s Board of Managers. The purpose of each acquisition was to combine Funds with comparable investment objectives and strategies. Shares were issued at NAV based on the fair value of the assets received by the acquiring Fund. For the April 27, 2015 acquisition, the cost basis of the investments received from the acquired Fund was carried forward to align ongoing reporting of the acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. For the September 28, 2015 acquisition, immediately prior to the reorganization, the acquired Fund sold its investments, as a result, there was no cost basis or market value carried forward to the acquiring Fund.

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Shares of Acquiring Fund Issued in Exchange
April 27, 2015 Acquisition
Curian Guidance – Institutional Alt 65 Fund	JNL Alt 65 Fund
Class A	Class A	$135,883	12,351	$611,263	37,455	8,325
September 28, 2015 Acquisition
JNL/Mellon Capital 25 Fund	JNL/S&P 4 Fund
Class A	Class A	691,661	57,329	5,414,263	314,867	40,223
Class B	Class B	444	36	–	–	–

Immediately prior to the reorganization, the cost, market value and unrealized appreciation of investments (in thousands) for the acquired Fund was as follows:

Acquired Fund	Cost of Investments	Value of Investments	Net Unrealized Appreciation
Curian Guidance – Institutional Alt 65 Fund	$132,932	$135,885	$2,953

Assuming the acquisitions had been completed on January 1, 2015, the acquiring Funds’ pro forma results of operations (in thousands) for the year ended December 31, 2015, would have been:

Acquiring Fund	Net Investment Loss	Net Realized Gain	Net Change In Unrealized Appreciation (Depreciation)	Net Increase in Net Assets from Operations
JNL Alt 65 Fund	$16,584	$20,156	$(47,168)	$(10,428)
JNL/S&P 4 Fund	106,758	783,011	(1,127,789)	(238,020)

Because the combined investment portfolios have been managed as a single integrated portfolio since each acquisition was completed, it is not practicable to separate the amounts of net investment income (loss) and net realized and unrealized gain (loss) of the acquired Fund that has been included in the respective acquiring Fund’s Statement of Operations since April 27, 2015 or September 28, 2015, as applicable, for the respective acquisition.

Taxable Exchange - The following tables include information (in thousands) relating to acquisitions that were completed on April 27, 2015 by a taxable exchange of shares of Class A shares in the Trust and Curian Variable Series Trust pursuant to a plan of reorganization approved by the Trust’s Board and Curian Variable Series Trust’s Board. The purpose of each acquisition was to combine Funds with comparable investment objectives and strategies. Shares were issued at NAV based on the fair value of the assets received by the acquiring Fund. The acquiring Funds recorded the cost basis for investments in the acquired Funds at their market value on the date of the acquisition.

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Shares of Acquiring Fund Issued in Exchange
Curian Dynamic Risk Advantage - Diversified Fund	JNL/MMRS Conservative Fund	$262,666	25,246	$44,553	4,083	24,066
Curian Dynamic Risk Advantage - Growth Fund	JNL/MMRS Moderate Fund	61,431	6,633	72,179	6,575	5,594
Curian Dynamic Risk Advantage - Income Fund	JNL/MMRS Conservative Fund	194,172	18,166	44,553	4,083	17,799

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

Assuming the acquisitions had been completed on January 1, 2015, the acquiring Funds’ pro forma results of operations (in thousands) for the year ended December 31, 2015, would have been:

Acquiring Fund	Net Investment Income (Loss)	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)	Net Increase in Net Assets from Operations
JNL/MMRS Conservative Fund	$8,437	$30,870	$(56,202)	$(16,895)
JNL/MMRS Moderate Fund	2,938	(437)	(15,207)	(12,706)

Because the combined investment portfolios have been managed as a single integrated portfolio since each acquisition was completed, it is not practicable to separate the amounts of net investment income (loss) and net realized and unrealized gain (loss) of the acquired Fund that has been included in the respective acquiring Fund’s Statements of Operations since April 27, 2015 for the respective acquisition.

NOTE 7. INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal income tax provision is required. Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: consent dividends and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
JNL/American Funds Blue Chip Income and Growth Fund	$(32,164)	$(225,595)	$257,759
JNL/American Funds Global Bond Fund	2,144	(10,712)	8,568
JNL/American Funds Global Small Capitalization Fund	2,650	(40,549)	37,899
JNL/American Funds Growth-Income Fund	(28,620)	(407,810)	436,430
JNL/American Funds International Fund	(11,948)	(57,046)	68,994
JNL/American Funds New World Fund	(1,537)	(43,081)	44,618
JNL Institutional Alt 20 Fund	(33,055)	(64,884)	97,939
JNL Institutional Alt 35 Fund	(49,483)	(73,310)	122,793
JNL Institutional Alt 50 Fund	(75,307)	(102,348)	177,655
JNL Alt 65 Fund	(16,411)	(15,975)	32,386
JNL/American Funds Balanced Allocation Fund	(14,051)	(73,549)	87,600
JNL/American Funds Growth Allocation Fund	(8,959)	(77,643)	86,602
JNL Disciplined Moderate Fund	(23,609)	(97,615)	121,224
JNL Disciplined Moderate Growth Fund	(25,215)	(144,713)	169,928
JNL Disciplined Growth Fund	(10,074)	(56,713)	66,787
JNL/Franklin Templeton Founding Strategy Fund	(49,367)	(50,231)	99,598
JNL/Mellon Capital 10 x 10 Fund	(8,284)	(22,258)	30,542
JNL/Mellon Capital Index 5 Fund	(10,470)	(40,416)	50,886
JNL/MMRS Conservative Fund	(7,448)	(12,584)	20,032
JNL/MMRS Growth Fund	(725)	(1,681)	2,406
JNL/MMRS Moderate Fund	(3,048)	(6,485)	9,533
JNL/S&P 4 Fund	(90,256)	(719,708)	809,964
JNL/S&P Managed Conservative Fund	(32,851)	(36,859)	69,710
JNL/S&P Managed Moderate Fund	(61,022)	(119,611)	180,633
JNL/S&P Managed Moderate Growth Fund	(88,830)	(281,878)	370,708
JNL/S&P Managed Growth Fund	(38,543)	(301,707)	340,250
JNL/S&P Managed Aggressive Growth Fund	(12,100)	(111,002)	123,102

At December 31, 2015, the Funds had no net capital loss carryforwards for U.S. federal income tax purposes to offset future net realized capital gains.

At December 31, 2015, JNL/S&P Managed Growth Fund elected to defer $28 capital losses (in thousands) realized after October 31, 2015 (“Post-October losses”).

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

As of December 31, 2015, the cost of investments and the components of net unrealized appreciation/(depreciation) (in thousands) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
JNL/American Funds Blue Chip Income and Growth Fund	$1,842,168	$214,002	$(94,167)	$119,835
JNL/American Funds Global Bond Fund	494,176	1	(51,010)	(51,009)
JNL/American Funds Global Small Capitalization Fund	510,150	37,167	(31,996)	5,171
JNL/American Funds Growth-Income Fund	3,011,739	227,120	(169,328)	57,792
JNL/American Funds International Fund	1,054,438	18,814	(92,771)	(73,957)
JNL/American Funds New World Fund	945,835	624	(148,654)	(148,030)
JNL Institutional Alt 20 Fund	1,686,209	28,293	(100,963)	(72,670)
JNL Institutional Alt 35 Fund	2,114,145	40,715	(127,467)	(86,752)
JNL Institutional Alt 50 Fund	3,000,718	45,635	(185,231)	(139,596)
JNL Alt 65 Fund	665,170	8,298	(37,874)	(29,576)
JNL/American Funds Balanced Allocation Fund	1,248,217	20,723	(83,991)	(63,268)
JNL/American Funds Growth Allocation Fund	1,047,240	17,072	(79,473)	(62,401)
JNL Disciplined Moderate Fund	1,361,695	23,336	(72,707)	(49,371)
JNL Disciplined Moderate Growth Fund	1,782,172	29,474	(106,745)	(77,271)
JNL Disciplined Growth Fund	801,175	11,242	(50,929)	(39,687)
JNL/Franklin Templeton Founding Strategy Fund	1,362,124	103,788	(39,314)	64,474
JNL/Mellon Capital 10 x 10 Fund	350,204	65,209	(5,778)	59,431
JNL/Mellon Capital Index 5 Fund	680,077	94,708	(17,236)	77,472
JNL/MMRS Conservative Fund	514,832	109	(49,919)	(49,810)
JNL/MMRS Growth Fund	59,875	22	(7,048)	(7,026)
JNL/MMRS Moderate Fund	240,411	122	(25,978)	(25,856)
JNL/S&P 4 Fund	6,756,605	296,911	(682,536)	(385,625)
JNL/S&P Managed Conservative Fund	1,627,745	33,551	(125,735)	(92,184)
JNL/S&P Managed Moderate Fund	3,329,680	171,160	(244,249)	(73,089)
JNL/S&P Managed Moderate Growth Fund	5,973,502	454,409	(360,562)	93,847
JNL/S&P Managed Growth Fund	4,749,913	451,334	(241,864)	209,470
JNL/S&P Managed Aggressive Growth Fund	1,765,154	144,635	(84,617)	60,018

As of December 31, 2015 the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
JNL/American Funds Blue Chip Income and Growth Fund	$–	$–	$119,814	$–
JNL/American Funds Global Bond Fund	–	–	(51,019)	–
JNL/American Funds Global Small Capitalization Fund	–	–	5,164	–
JNL/American Funds Growth-Income Fund	–	–	57,764	–
JNL/American Funds International Fund	–	–	(73,967)	–
JNL/American Funds New World Fund	–	–	(148,042)	–
JNL Institutional Alt 20 Fund	–	–	(72,873)	–
JNL Institutional Alt 35 Fund	–	–	(87,290)	–
JNL Institutional Alt 50 Fund	–	–	(139,663)	–
JNL Alt 65 Fund	–	–	(29,863)	–
JNL/American Funds Balanced Allocation Fund	–	–	(63,275)	–
JNL/American Funds Growth Allocation Fund	–	–	(62,406)	–
JNL Disciplined Moderate Fund	–	–	(49,393)	–
JNL Disciplined Moderate Growth Fund	–	–	(77,297)	–
JNL Disciplined Growth Fund	–	–	(39,698)	–
JNL/Franklin Templeton Founding Strategy Fund	–	–	64,421	–
JNL/Mellon Capital 10 x 10 Fund	–	–	59,419	–
JNL/Mellon Capital Index 5 Fund	–	–	77,455	–
JNL/MMRS Conservative Fund	–	–	(49,830)	–
JNL/MMRS Growth Fund	–	–	(7,026)	–
JNL/MMRS Moderate Fund	–	–	(25,862)	–
JNL/S&P 4 Fund	–	–	(385,723)	–
JNL/S&P Managed Conservative Fund	–	–	(92,235)	–
JNL/S&P Managed Moderate Fund	–	–	(73,177)	–
JNL/S&P Managed Moderate Growth Fund	–	–	93,688	–
JNL/S&P Managed Growth Fund	–	–	209,319	–
JNL/S&P Managed Aggressive Growth Fund	–	–	57,311	–

*	Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
**	Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2015 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**
JNL/American Funds Blue Chip Income and Growth Fund	$48,372	$4,486
JNL/American Funds Global Bond Fund	6,046	4,107
JNL/American Funds Global Small Capitalization Fund	–	9,512
JNL/American Funds Growth-Income Fund	21,424	101,498
JNL/American Funds International Fund	7,842	1,638
JNL/American Funds New World Fund	6,811	70,332
JNL Institutional Alt 20 Fund	41,320	139,411
JNL Institutional Alt 35 Fund	54,466	161,405
JNL Institutional Alt 50 Fund	75,835	179,027
JNL Alt 65 Fund	15,117	36,606
JNL/American Funds Balanced Allocation Fund	12,442	18,208
JNL/American Funds Growth Allocation Fund	9,178	20,523
JNL Disciplined Moderate Fund	32,004	30,592
JNL Disciplined Moderate Growth Fund	42,262	55,940
JNL Disciplined Growth Fund	19,071	31,510
JNL/Franklin Templeton Founding Strategy Fund	24,866	2,454
JNL/Mellon Capital 10 x 10 Fund	8,472	10,363
JNL/Mellon Capital Index 5 Fund	13,967	27,876
JNL/S&P 4 Fund	306,222	243,969

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
**

The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2015.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2014 was as follows:

	Net Ordinary Income*	Long-term Capital Gain
JNL/American Funds Blue Chip Income and Growth Fund	$17,066	$3,027
JNL/American Funds Global Bond Fund	47	3,878
JNL/American Funds Global Small Capitalization Fund	857	2,587
JNL/American Funds Growth-Income Fund	13,920	16,799
JNL/American Funds International Fund	4,997	3,108
JNL/American Funds New World Fund	6,138	4,973
JNL Institutional Alt 20 Fund	30,609	18,992
JNL Institutional Alt 35 Fund	38,900	26,823
JNL Institutional Alt 50 Fund	50,301	38,446
JNL Alt 65 Fund	10,308	20,124
JNL/American Funds Balanced Allocation Fund	6,432	1,057
JNL/American Funds Growth Allocation Fund	4,668	1,502
JNL Disciplined Moderate Fund	27,927	52,446
JNL Disciplined Moderate Growth Fund	29,378	61,841
JNL Disciplined Growth Fund	11,514	21,050
JNL/Franklin Templeton Founding Strategy Fund	27,118	–
JNL/Mellon Capital 10 x 10 Fund	7,491	14,450
JNL/Mellon Capital Index 5 Fund	10,308	29,911
JNL/MMRS Conservative Fund	612	424
JNL/MMRS Growth Fund	585	358
JNL/MMRS Moderate Fund	942	928
JNL/S&P 4 Fund	92,617	86,345
JNL/S&P Managed Conservative Fund	38,496	69,863
JNL/S&P Managed Moderate Fund	71,813	196,092
JNL/S&P Managed Moderate Growth Fund	133,898	418,482
JNL/S&P Managed Growth Fund	109,838	375,802
JNL/S&P Managed Aggressive Growth Fund	37,813	174,720

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2012, 2013, 2014 and 2015, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2015.

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2015

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following event occurred:

Subject to Board approval on March 1, 2016, management has proposed changing the Federal Income Tax Status for all the Funds except the JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds International Equity Fund, and JNL/American Funds New World Fund from a RIC to a partnership effective January 1, 2016. Upon approval, each Funds’ income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. In addition, each Fund will not be able to realize any future benefit from any unused capital loss carryforward and other losses deferred as a RIC, if any, after December 31, 2015. The investment objectives, policies, restrictions, net asset value per share, service providers, fiscal years, and investment portfolios of the Funds have not changed. Such a conversion will not impact the contract holders of the separate accounts which own the Funds.

No other events were noted that required adjustments to the financial statements or disclosure in the notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within JNL Series Trust (the “Funds”) as listed in Note 1 to the financial statements of the JNL Series Trust Master Feeder Funds and Funds of Funds as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, the results of their operations, changes in their net assets and the financial highlights for each of the years or periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2016

JNL Series Trust Master Feeder Funds and Funds of Funds

Additional Disclosures (Unaudited)

December 31, 2015

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees (Class A shares of certain Funds) and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by each Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Expense Ratios*	Expenses Paid During Period†	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Expense Ratios*	Expenses Paid During Period†
JNL/American Funds Blue Chip Income and Growth Fund
Class A	$1,000.00	$970.80	0.60%	$2.98	$1,000.00	$1,022.19	0.60%	$3.06
Class B	1,000.00	971.10	0.37	1.84	1,000.00	1,023.19	0.37	1.89
JNL/American Funds Global Bond Fund
Class A	1,000.00	983.70	0.55	2.75	1,000.00	1,022.42	0.55	2.80
Class B	1,000.00	984.70	0.32	1.60	1,000.00	1,023.43	0.32	1.63
JNL/American Funds Global Small Capitalization Fund
Class A	1,000.00	867.40	0.55	2.59	1,000.00	1,022.42	0.55	2.80
Class B	1,000.00	868.20	0.32	1.51	1,000.00	1,023.43	0.32	1.63
JNL/American Funds Growth-Income Fund
Class A	1,000.00	983.50	0.67	3.35	1,000.00	1,021.83	0.67	3.41
Class B	1,000.00	984.60	0.44	2.20	1,000.00	1,022.84	0.44	2.24
JNL/American Funds International Fund
Class A	1,000.00	903.90	0.65	3.12	1,000.00	1,021.92	0.65	3.31
Class B	1,000.00	904.50	0.42	2.02	1,000.00	1,022.92	0.42	2.14
JNL/American Funds New World Fund
Class A	1,000.00	928.60	0.65	3.16	1,000.00	1,021.92	0.65	3.31
Class B	1,000.00	929.50	0.42	2.04	1,000.00	1,022.92	0.42	2.14
JNL Institutional Alt 20 Fund
Class A	1,000.00	964.00	0.17	0.84	1,000.00	1,024.37	0.17	0.87
JNL Institutional Alt 35 Fund
Class A	1,000.00	964.80	0.17	0.84	1,000.00	1,024.37	0.17	0.87
JNL Institutional Alt 50 Fund
Class A	1,000.00	967.30	0.16	0.79	1,000.00	1,024.39	0.16	0.82
JNL Alt 65 Fund
Class A	1,000.00	969.00	0.19	0.94	1,000.00	1,024.24	0.19	0.97
JNL/American Funds Balanced Allocation Fund
Class A	1,000.00	968.70	0.65	3.23	1,000.00	1,021.92	0.65	3.31
JNL/American Funds Growth Allocation Fund
Class A	1,000.00	962.10	0.65	3.21	1,000.00	1,021.92	0.65	3.31
JNL Disciplined Moderate Fund
Class A	1,000.00	966.50	0.15	0.74	1,000.00	1,024.46	0.15	0.77
JNL Disciplined Moderate Growth Fund
Class A	1,000.00	956.70	0.15	0.74	1,000.00	1,024.46	0.15	0.77
JNL Disciplined Growth Fund
Class A	1,000.00	947.60	0.17	0.83	1,000.00	1,024.37	0.17	0.87
JNL/Franklin Templeton Founding Strategy Fund
Class A	1,000.00	929.60	0.05	0.24	1,000.00	1,024.94	0.05	0.26
JNL/Mellon Capital 10 x 10 Fund
Class A	1,000.00	965.50	0.05	0.25	1,000.00	1,024.94	0.05	0.26
JNL/Mellon Capital Index 5 Fund
Class A	1,000.00	956.20	0.05	0.25	1,000.00	1,024.94	0.05	0.26
JNL/MMRS Conservative Fund
Class A	1,000.00	963.30	0.35	1.73	1,000.00	1,023.42	0.35	1.79
JNL/MMRS Growth Fund
Class A	1,000.00	928.40	0.35	1.70	1,000.00	1,023.42	0.35	1.79
JNL/MMRS Moderate Fund
Class A	1,000.00	934.50	0.35	1.71	1,000.00	1,023.42	0.35	1.79

JNL Series Trust Master Feeder Funds and Funds of Funds

Additional Disclosures (Unaudited)

December 31, 2015

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Expense Ratios*	Expenses Paid During Period†	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Expense Ratios*	Expenses Paid During Period†
JNL/S&P 4 Fund
Class A	$1,000.00	$955.80	0.05%	$0.25	$1,000.00	$1,024.94	0.05%	$0.26
JNL/S&P Managed Conservative Fund
Class A	1,000.00	974.70	0.15	0.75	1,000.00	1,024.46	0.15	0.77
JNL/S&P Managed Moderate Fund
Class A	1,000.00	971.90	0.14	0.70	1,000.00	1,024.50	0.14	0.71
JNL/S&P Managed Moderate Growth Fund
Class A	1,000.00	968.90	0.14	0.69	1,000.00	1,024.52	0.14	0.71
JNL/S&P Managed Growth Fund
Class A	1,000.00	966.50	0.14	0.69	1,000.00	1,024.51	0.14	0.71
JNL/S&P Managed Aggressive Growth Fund
Class A	1,000.00	963.20	0.15	0.74	1,000.00	1,024.46	0.15	0.77

†

Expenses paid by each Fund during the period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

*	The annualized expense ratio does not include expenses of each Fund’s respective Master Fund or Underlying Fund.

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

Other Federal Income Tax Information. The following Funds designate consent distributions (in thousands) deemed paid as long term capital gain distributions:

Long Term Consent Distribution
JNL/American Funds Blue Chip Income and Growth Fund	$213,068
JNL/American Funds Global Bond Fund	2,567
JNL/American Funds Global Small Capitalization Fund	36,359
JNL/American Funds Growth-Income Fund	397,374
JNL/American Funds International Fund	57,046
JNL/American Funds New World Fund	32,329
JNL Institutional Alt 20 Fund	61,361
JNL Institutional Alt 35 Fund	68,045
JNL Institutional Alt 50 Fund	95,246
JNL Alt 65 Fund	12,912
JNL/American Funds Balanced Allocation Fund	66,411
JNL/American Funds Growth Allocation Fund	72,576
JNL Disciplined Moderate Fund	94,031
JNL Disciplined Moderate Growth Fund	141,186
JNL Disciplined Growth Fund	55,722
JNL/Franklin Templeton Founding Strategy Fund	50,231
JNL/Mellon Capital 10 x 10 Fund	22,196
JNL/Mellon Capital Index 5 Fund	40,181
JNL/MMRS Conservative Fund	4,964
JNL/MMRS Growth Fund	700
JNL/MMRS Moderate Fund	2,445
JNL/S&P 4 Fund	384,034
JNL/S&P Managed Conservative Fund	33,557
JNL/S&P Managed Moderate Fund	109,378
JNL/S&P Managed Moderate Growth Fund	259,187
JNL/S&P Managed Growth Fund	278,437
JNL/S&P Managed Aggressive Growth Fund	102,211

JNL/AB Fund AllianceBernstein L.P. (Unaudited)

JNL/AB Dynamic Asset Allocation Fund (formerly JNL/AllianceBernstein Dynamic Asset Allocation Fund)

Portfolio Composition†:

Government Securities	5.6%
Investment Companies††	34.7
Short Term Investments	59.7

Total Investments	100.0%

  †Total Investments as of December 31, 2015

††In general, the Fund uses derivatives as direct substitutes for investments in ETFs, developed market indices, currencies, corporate and government bonds, emerging market equities and commodities. Please refer to the Notes to Schedule of Investments for the Fund’s derivative investments.

For the year ended December 31, 2015, JNL/AB Dynamic Asset Allocation Fund underperformed its primary benchmark by posting a return of -1.69% for Class A shares compared to -1.21% for the Dow Jones Moderate Index. The Fund also underperformed its blended benchmark return of -0.13% for the 70% MSCI World Index and 30% Barclays U.S. Treasury Index.

Through the first half of 2015, the Fund had an overweight in risk assets with global equity and real estate investment trust (“REIT”) holdings in excess of benchmark weights. This position was supported by our view that easy money policies of central banks would continue to provide liquidity to markets creating conditions with low interest rates and where equity volatility was also likely to remain low. At the same time, strong corporate balance sheets and earnings trends offset slightly rich equity valuations. In June we took the Fund’s long held overweight in risk assets down to neu-

tral relative to the secondary benchmark due to diminished return potential in equities and the likelihood of rising volatility as concerns mounted about global growth. As volatility rose in August we took the Fund’s neutral position to an underweight which it maintained until the end of the year. Through the year, the Fund maintained a regional bias toward developed international equity markets, particularly in Europe and Japan, as a result of more favorable valuations and continued accommodative monetary policy. In fixed income, the Fund was underweight to begin the year but as volatility rose the Fund moved to an overweight. Through the year, the Fund diversified across fixed income with modest allocations to inflation linked, high yield and international bonds. The Fund also maintained a cash position at times during the year to reduce the interest rate risk of the Fund.

In the first half of the year, the Fund’s overweight to equities was a positive as global stock markets continued their strong rally. In the second half, global stocks fell to end the year close to flat. The timing and magnitude of the Fund’s equity underweight detracted as markets experienced bouts of volatility. Over the year, relative to the secondary benchmark, emerging market holdings detracted from performance but our regional tilts in developed international stocks contributed. Diversification in fixed income to high yield bonds and inflation linked bonds contributed but the decision to shorten duration hurt. An overweight to the U.S. Dollar as a result of currency hedging added to performance.

The Fund utilized equity futures, fixed income futures, currency forwards, exchange traded funds and total return swaps for both hedging and investment purposes. Equity options were used for hedging purposes. Credit default swaps and commodity futures were used for investment purposes. The Fund utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit and currency risk, to hedge positions and to provide efficient exposure.

The Fund ended the year with a slight underweight to risk assets largely due to an underweight to U.S. equities. The Fund held a small position in emerging market equities and very modest exposures to global REITs for diversification. The Fund was overweight bonds with diversification to inflation linked and high yield bonds.

JNL/AB Dynamic Asset Allocation Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-1.69%
Since Inception	0.61
(Inception date April 28, 2014)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AQR Fund AQR Capital Management, LLC (Unaudited)

JNL/AQR Managed Futures Strategy Fund

Portfolio Composition†:

Short Term Investments††	100.0%

Total Investments	100.0%

  †Total Investments as of December 31, 2015

††In general, the Fund uses derivatives as direct substitutes for investment in commodities, developed market stock indices, government bonds and currencies. Please refer to the Notes to Schedule of Investments for the Fund’s derivative investments.

For the year ended December 31, 2015, JNL/AQR Managed Futures Strategy Fund outperformed its primary benchmark by posting a return of 2.19% for Class A shares compared to 0.05% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund outperformed its other benchmark returns of -0.93% for the Credit Suisse Managed Futures Hedge Fund Index and -3.05% for the S&P Diversified Trends Indicator Total Return Index. The SG Trend Index (formerly the Newedge Trend Index), a peer group index of large trend following managed futures hedge funds, returned 0.04% for the year.

The Fund invests in both long and short futures and currency forward contracts to gain economic exposure to global equity, fixed income, commodity and currency markets. These derivative positions are responsible for substantially all the performance in the Fund. By asset class, commodities contributed 5.2%, fixed income contributed 0.5%, currencies detracted -0.3% and equities detracted -1.8%.

While we expect that the correlation of this strategy to the equity markets will average close to zero over a full economic cycle, the Fund exhibited a slight positive average beta during the year and notably became negative during the third quarter and ended the year negative. The Fund’s expected beta to the S&P 500 Index began at +0.16, reached a high of +0.69 in early May, a low of -0.43 in early October, and ended the year at -0.06. The strategy provided strong diversification benefits during the third quarter sell offs in global equity markets.

By asset class, the Fund’s tactical short position in energies drove gains, as the bear trend which started in 2014 progressed to new extremes by the end of 2015. Oil sold off as the Organization of Petroleum Exporting Countries

(“OPEC”) and the U.S. maintained production while a slowdown in emerging world growth translated into demand concerns. By asset, brent crude oil and gas oil were the Fund’s most important contributors. Fixed income trends were positive contributors, despite large reversals in the second and fourth quarters. Over-extended signals helped navigate those periods, preserving preceding gains in markets such as the Canadian, Italian and UK 10-year bonds. Equities detracted the most due to significant reversals throughout the year. By asset, trend following in the Swiss Market Index was the worst detractor. The market experienced a significant reversal after the Swiss National Bank removed its currency cap in January. Trends in currencies were slight detractors due to diversifying into Euro and Japanese Yen trends. Losses were mitigated by bullish U.S. Dollar trends which were sustained in advance of the U.S. Federal Reserve’s rate hike in December.

JNL/AQR Managed Futures Strategy Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	2.19%
Since Inception	4.14
(Inception date August 29, 2011)

Average Annual Total Returns for Class B Shares
1 Year	2.32%
Since Inception	4.34
(Inception date August 29, 2011)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/BlackRock Funds BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Global Allocation Fund

Portfolio Composition†:

Financials	13.9%
Government Securities	11.5
Information Technology	8.9
Health Care	8.5
Industrials	6.8
Consumer Discretionary	6.5
Energy	4.8
Consumer Staples	4.2
Materials	3.4
Telecommunication Services	3.0
Utilities	1.8
Investment Companies	0.9
Purchased Options	0.5
U.S. Government Agency Mortgage-Backed Securities	0.4
Non-U.S. Government Agency Asset-Backed Securities	0.1
Short Term Investments	24.8

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/BlackRock Global Allocation Fund outperformed its primary benchmark by posting a return of -1.34% for Class A shares compared to -1.37% for the FTSE World Index. The Fund underperformed its blended benchmark return of -0.78% for the 36% S&P 500 Index, 24% FTSE World ex-U.S. Index, 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Within equities, stock selection in the U.S. and Canada detracted from performance. An overweight to Japan contributed to performance, although this was partially offset by stock selection. From a sector perspective, stock selection and an overweight to materials as well as stock selection and an underweight to consumer discretionary and consumer staples weighed on returns. An overweight to energy and stock selection in health care, utilities and industrials also detracted. Stock selection in information technology (“IT”), financials and telecommunication services was additive. An underweight to fixed income weighed on returns. An overweight to commodity related securities negatively impacted returns. Currency management, notably an overweight to the U.S. Dollar contributed to performance.

During the year, the Fund’s overall equity allocation decreased from 58% to 55% of the Fund’s portfolio investments. Within equities, the Fund decreased exposure to the U.S., Brazil and Japan. On a sector basis, the Fund decreased exposure to health care, energy, materials and industrials, and increased exposure to consumer staples, IT and telecommunication services. The Fund’s allocation to fixed income decreased from 22% to 21% of the Fund’s portfolio investments. Within fixed income, the Fund reduced exposure to government bonds and increased exposure to corporate bonds. The Fund’s exposure to commodity related securities remained essentially unchanged.

Reflecting the above changes, the Fund’s cash equivalents increased from 20% to 23% of the Fund’s portfolio investments. Over the year, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rates) relatively low.

Compared to the blended benchmark, the Fund was underweight equities (-3%), under-

weight fixed income (-19%) and overweight commodity-related (+1%) and cash equivalents (+21%). Within equities, the Fund was overweight Japan and underweight the U.S. Within Europe, the Fund was overweight France and Italy, and underweight Switzerland and Sweden. From a sector perspective, the Fund was overweight energy, health care, telecommunication services and materials, and underweight financials, consumer staples, consumer discretionary and IT. Within fixed income, the Fund was underweight developed market government bonds, and overweight corporate and convertible bonds. The Fund remained overweight the U.S. Dollar and underweight the Euro, Japanese Yen, Australian Dollar and Canadian Dollar.

We believe equities (relative to the Fund’s global multi-asset universe) provide the best prospect for total return, although we expect global equity returns will continue to show divergence in regional performance. We continue to favor developed markets outside the U.S. with a particular focus on Japan and select companies in Europe. Our positive view on Japanese equities is based on attractive valuations, aggressive monetary easing and positive changes in corporate governance. Emerging markets remains challenged. In fixed income we remain focused on identifying investments that can reduce overall volatility of the Fund and provide a real rate of return. Accordingly, the Fund’s cash position helps manage duration, mitigate volatility and provides additional flexibility in adjusting portfolio risk. We remain favorable on the U.S. Dollar, particularly versus major developed market currencies.

JNL/BlackRock Large Cap Select Growth Fund

Portfolio Composition†:

Information Technology	37.4%
Consumer Discretionary	20.5
Health Care	17.6
Consumer Staples	8.2
Financials	5.2
Industrials	3.3
Materials	2.9
Telecommunication Services	1.0
Energy	0.4
Short Term Investments	3.5

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/BlackRock Large Cap Select Growth Fund outperformed its benchmark by posting a return of 6.23% for Class A shares compared to 5.67% for the Russell 1000 Growth Index.

In sector terms, consumer discretionary was the prime contributor to relative performance,

driven by internet and catalog retail holdings. IT was a second source of strength, led by software and IT services names. Absence in communications equipment also proved advantageous in the sector. Limited exposure to materials and energy further benefited the Fund. These positives more than offset weakness in health care, where pharmaceutical holdings weighed. Consumer staples and industrials were a drag as well.

At the stock level, the top individual contributor was Netflix Inc. (“Netflix”). Shares outperformed in the first half of 2015 as global subscriber growth came in materially above expectations, with total customers topping 62 million. Strong performance continued in the second half of the year, with the company continuing to report strong subscriber growth, both domestically and internationally. Overall, our thesis of a virtuous cycle is playing out, whereby Netflix leverages its large scale to enable it to drive more content, attracting more subscribers.

Positions in Facebook Inc. (“Facebook”) and Alphabet Inc. (“Alphabet”) (Google Inc.’s (“Google”) parent company) also added considerable value. Facebook outperformed as the company showed accelerating growth in its core platform and material progress with monetizing its emerging growth properties (Instagram, Facebook Messenger and WhatsApp). Alphabet gained as Google showed acceleration in owned and operated Google.com revenues, excluding foreign exchange. This, combined with year over year margin improvement, has driven positive earnings revisions and multiple expansion for the stock.

The largest individual detractors were Yahoo! Inc. (“Yahoo”), Twenty-First Century Fox Inc. (“Twenty-First Century Fox”) and Union Pacific Corp. Yahoo underperformed as its primary value driver – i.e., its stake in Alibaba – declined more than 20%. Shares of Twenty-First Century Fox underperformed early in the year as investors

JNL/BlackRock Funds (continued) BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Large Cap Select Growth Fund (continued)

worried about the impact of foreign exchange on the company’s guidance for fiscal years 2015 and 2016; additionally, ratings remained weak at its Fox broadcast network. Later, overall media multiples came under pressure (most notably in

August 2015) after investors began to question the sustainability of the cable bundle in the context of Walt Disney Company’s earnings warning. Both Yahoo and Twenty-First Century Fox were eliminated by the end of the year. Union Pacific

Corp. underperformed in 2015 due to the declining volumes in particular coal and metals.

At year end, the Fund’s largest sector overweight relative to the benchmark was IT, while industrials was the largest underweight.

JNL/BlackRock Natural Resources Fund (formerly JNL/BlackRock Commodity Securities Strategy Fund)

Portfolio Composition†:

Energy	84.1%
Materials	7.7
Consumer Discretionary	0.7
Short Term Investments	7.5

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/BlackRock Natural Resources Fund outperformed its benchmark by posting a return of -23.75% for Class A shares compared to -24.28% for the S&P North American Natural Resources Index.

The largest contributor to relative performance during the year was the Fund’s underweight allocation to the storage & transportation industry. In particular, not owning positions in benchmark holdings Kinder Morgan Inc., Cheniere Energy Inc. and Williams Cos Inc. added to relative performance. In addition, stock selection within the exploration and production (“E&P”), equipment and services, drilling, and diversified metals and mining industries contributed to performance. In particular, overweights to Newfield Exploration Co. (E&P), Cameron International Corp (Equipment and Services), Dresser Rand (Equipment and Services) added to relative performance as did not owing a position in Freeport-McMoran Inc. (Mining).

The largest detractor from relative performance during the year was the Fund’s overweight allocation to the E&P industry and an underweight to the containers & packaging industry. Within the E&P industry, the overweight to Range

Resources Corp. detracted following a weaker than expected earnings report driven, in part, by lower realized prices, particularly from natural gas liquids. The overweight to Devon Energy Corp. also detracted due to concerns related to weakening comps and weaker than expected production in 2016. Cabot Oil & Gas Corporation also detracted on worries about the company’s financial condition as increased operating cash flow and borrowing was needed to fund capital expenditures and dividends.

Finally, the underweight allocation and stock selection to the integrated oil and gas industry, specifically Exxon Mobil Corp. and Chevron Corp., also hurt relative performance.

On September 28, 2015 this strategy changed from an allocation of 75% MSCI Natural Resource Index and 25% Bloomberg Commodity Index to a 100% allocation to the S&P North America Natural Resources Index. During the first three quarters of the year, commodities markets fell to their lowest levels in over a decade on macroeconomic concerns over demand growth and inflation expectations amid strong and resilient supply across several sectors. Steep declines in energy markets led the collapse as resilient production from U.S. shale producers coupled with increasing output from the Organization of Petroleum Exporting Countries exacerbated an already amply supplied physical global market environment. Concerns over China’s economic health and surprise devaluation led to sharp bouts of volatility in global financial markets, which saw realized volatility in many commodities markets climb to levels last seen during the global credit crisis. Total commodities assets under management ended August at $242 billion, the lowest level in six years as estimated by Barclays Capital. Heavy liquidation has reflected the pessimism as index investors withdrew $1.3 billion in August, taking total outflows to $7.5 billion at the end of August. During third quarter, energy fell the sharpest, declining by -22.34%. Agriculture and livestock saw heavy losses as well, dropping -12.63% and -5.38%, respectively. Industrial and precious metals fell -11.11% and -5.55%.

We continue to expect a challenging and volatile road for the global oil markets. Although there is risk to the downside in near term oil prices, our long term stance remains constructive. We believe oil markets will begin to rebalance driven by the combination of U.S. production decline rates and modest growth in global demand. Ultimately, we expect to see the price of oil rise to the marginal cost of production. That said, we maintain our holdings in high quality companies that we expect will appreciate from current levels, or may be attractive acquisition targets for companies looking to expand their resource base. We continue to favor oil over natural gas, and we prefer E&P companies with exposure to key shale basins. We are also placing more emphasis on the equipment and services industry, as well as select equipment producers.

JNL/BlackRock Funds (continued) BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Global Allocation Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-1.34%
5 Year	3.90
Since Inception	4.41
(Inception date October 11, 2010)

Average Annual Total Returns* for Class B Shares
1 Year	-1.16%
5 Year	4.11
Since Inception	4.62
(Inception date October 11, 2010)

JNL/BlackRock Large Cap Select Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	6.23%
5 Year	12.37
10 Year	6.33

Average Annual Total Returns for Class B Shares
1 Year	6.45%
5 Year	12.79
10 Year	6.64

BlackRock Investment Management LLC assumed portfolio management responsibility on September 16, 2013.

JNL/BlackRock Natural Resources Fund (Class A)

[1]

Effective September 28, 2015, the Fund changed its primary benchmark from the Bloomberg Commodity Index to the S&P North American Natural Resources Index because the S&P North American Natural Resources Index better reflects the Fund’s asset class exposure.

Average Annual Total Returns for Class A Shares
1 Year	-23.75%
5 Year	-7.74
Since Inception	-2.49
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 Year	-23.55%
5 Year	-7.53
Since Inception	-2.29
(Inception date January 16, 2007)

BlackRock Investment Management LLC assumed portfolio management responsibility on October 11, 2010.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund for certain periods. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/Boston Partners Fund Robeco Investment Management, Inc. (Unaudited)

JNL/Boston Partners Global Long Short Equity Fund

Long Investments Portfolio Composition†:

Information Technology	16.5%
Industrials	14.9
Financials	14.5
Consumer Discretionary	13.3
Health Care	10.2
Materials	8.1
Energy	6.4
Consumer Staples	6.2
Telecommunication Services	1.3
Utilities	0.5
Short Term Investments	8.1

Total Long Investments	100.0%

Short Investments Portfolio Composition†:

Consumer Discretionary	25.8%
Industrials	18.4
Information Technology	12.8
Financials	12.3
Health Care	10.1
Materials	7.6
Consumer Staples	7.1
Energy	5.9

Total Short Investments	100.0%

†Total Long Investments represent 103.0% of net assets and Total Short Investments represent (37.9%) of net assets as of December 31, 2015.

For the year ended December 31, 2015, JNL/Boston Partners Global Long Short Equity Fund outperformed its benchmark by posting a return of 5.98% for Class A shares compared to -0.87% for the MSCI World Index.

While the Fund generated modest outperformance from its long portfolio, returning 0.78% versus the -0.87% return of the MSCI World Index, the highlight of the year came from the short portfolio which had a positive return to the Fund of 13.84% as a result of the short portfolio depreciating in price by -13.84%, performing far better than had the Fund simply shorted an exchange traded fund or index fund.

On the long side, the strongest area was industrials, where U.S. defense company Raytheon Co. and French based aerospace company Safran SA were among the contributors. Positive performance was also generated within health care, where Universal Health Services Inc. and Pfizer Inc. ranked among the top performers. Information technology (“IT”) was another strong area, where Alphabet Inc., video game maker Activision Blizzard Inc. and IT consulting firm Cap Gemini SA buoyed Fund performance. The primary detractor on the long side was financials, as Capital One Financial Corp. and Allstate Corp. detracted from performance during the year.

Within the short portfolio, gains were derived from names such as Noble Group Ltd. and SembCorp Marine Ltd. within industrials, as commodity exposed stocks depreciated sharply amid a global slowdown. Similarly, the Fund generated gains in energy shorts, as many exploration and production names with levered balance sheets fared poorly amid plummeting crude oil prices. IT, and more specifically, internet services was another area of strength on the short side, as Yelp Inc. and Shutterstock Inc. shares retreated in 2015.

From a sector perspective, the Fund decreased net long exposure to financials, telecommunication services and health care during the year and increased net long exposure to IT, industrials and consumer staples. From a regional perspective in 2015, the Fund decreased net long exposure to Europe and the Pacific and increased net long exposure to North America and the UK.

The Fund ended the year 45% net long and most net long in North America followed by the UK and Europe; within sectors, the Fund is most net long IT, financials and industrials.

JNL/Boston Partners Global Long Short Equity Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	5.98%
Since Inception	3.46
(Inception date September 15, 2014)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Brookfield Fund Brookfield Investment Management Inc. (Unaudited)

JNL/Brookfield Global Infrastructure and MLP Fund

Portfolio Composition†:

Utilities	28.2%
Energy	27.7
Industrials	22.3
Financials	8.0
Telecommunication Services	2.6
Consumer Discretionary	1.7
Short Term Investments	9.5

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Brookfield Global Infrastructure and MLP Fund underperformed its benchmark by posting a return of -18.55% for Class A shares compared to -14.54% for the Dow Jones Brookfield Global Infrastructure Index.

Toll roads and pipelines were the largest contributors by sector to relative performance during the year. An overweight position in communications also contributed to relative performance. In contrast, an underweight position and stock selection within electricity transmission and distribution was the leading detractor from relative performance by sector. An overweight position and stock selection in master limited partnerships (“MLPs”) also detracted from relative performance. On a regional basis, an overweight allocation to continental Europe and stock selection in Latin America contributed to relative performance. Stock selection in the U.S. and Asia Pacific led relative underperformance by region. By country, an overweight position to Switzerland was the largest relative contributor. By security, an underweight position in Kinder Morgan Inc. was the strongest relative contributor, while an overweight allocation in Crestwood Equity Partners LP was the largest relative detractor in 2015.

Should oil prices remain below $40 per barrel for a protracted period of time or decline further, the ability for energy and production companies to invest in new drilling, service debt and return capital to investors could be severely impacted. Accordingly, we have trimmed holdings of U.S. pipelines and MLPs, and begin 2016 with underweight allocations to both sectors. We have begun to trim holdings in the rail sector; however, we still remain positive on the long term prospects for U.S. railroads. In this environment of potentially slower economic growth, we see more attractive opportunities for infrastructure investment in communications, which continues to benefit from growing data usage. We also see opportunities in utilities, which tend to offer more defensive characteristics in an environment of slower growth. We are also positive on European transportation assets. Toll roads continue to enjoy favorable traffic growth amid the region’s gradual recovery, and the region’s airports offer attractive prospects for growth – more so than assets in markets with greater exposure to the travel patterns of the Chinese consumer, such as airports in Australia.

JNL/Brookfield Global Infrastructure and MLP Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-18.55%
Since Inception	7.23
(Inception date December 12, 2011)

Average Annual Total Returns for Class B Shares
1 Year	-18.34%
Since Inception	7.45
(Inception date December 12, 2011)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Capital Guardian Funds Capital Guardian Trust Company (Unaudited)

JNL/Capital Guardian Global Balanced Fund

Portfolio Composition†:

Government Securities	22.5%
Financials	14.0
Consumer Discretionary	11.0
Information Technology	9.5
Industrials	7.0
Health Care	5.8
Consumer Staples	5.5
Telecommunication Services	5.2
Energy	3.7
Materials	3.3
Utilities	2.4
U.S. Government Agency Mortgage-Backed Securities	1.3
Non-U.S. Government Agency Asset-Backed Securities	1.0
Short Term Investments	7.8

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Capital Guardian Global Balanced Fund outperformed its primary benchmark by posting a return of -1.52% for Class A shares compared to -2.37% for the MSCI All Country World Index. The Fund outperformed its blended benchmark return of -2.44% for the 65% MSCI All Country World Index and 35% Barclays Global Aggregate Bond Index.

Among equities, a less than index stance and stock choice within financials helped relative results. Shares of Intercontinental Exchange Group Inc. rose amid strong reported third quarter profit and announced it would buy Interactive Data Corporation for $5.2 billion. A less than index position and stock selection in energy also supported relative results.

Several consumer discretionary stocks also contributed. Norwegian Cruise Line Holdings Ltd. benefited from strong tourism demand, and Starbucks Corp. advanced on generally strong earnings. However, Chinese auto maker Great Wall Motor Co. Ltd. slipped on disappointing sales and concerns about a cooling Chinese economy.

A less than index position in consumer staples stocks weighed on relative returns. The choice of materials stocks also hurt, as mining companies such as Vale SA struggled. In telecommunication services, shares of wireless carrier America Movil SAB de CV-ADR were hurt by economic and currency weakness in Brazil and regulatory pressure in Mexico. In information technology, semiconductor equipment maker ASML Holding NV declined after issuing a disappointing sales forecast.

Within the bond portion of the Fund, issuer selection and curve positioning were additive on a relative basis. Sector allocation also helped. The strategy’s country allocation was neutral; a greater than index stance in Mexico and India helped, while an overweight position in Denmark hurt. Currency exposure detracted due to an overweight stance in the Mexican Peso, which was hurt by lower oil prices and expectations of higher U.S. interest rates. However, less than index stances in the Euro and Canadian Dollar supported results. Duration held back returns.

Heading into 2016, managers have positioned the Fund with a preference for equities over fixed income investments, targeting attractively valued companies that can benefit from pockets of growth in the global economy. Within equities, managers continue to focus on select information technology and consumer discretionary companies. In fixed income, the Fund holds an overweight position in the bonds and currencies of Poland, Mexico and Denmark. Managers have maintained less than index exposure to the Euro, British Pound and Japanese Yen.

JNL/Capital Guardian Global Diversified Research Fund

Portfolio Composition†:

Financials	13.5%
Consumer Discretionary	13.4
Industrials	11.9
Information Technology	11.5
Health Care	10.2
Consumer Staples	9.1
Energy	6.7
Materials	6.1
Telecommunication Services	5.4
Utilities	2.2
Short Term Investments	10.0

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/ Capital Guardian Global Diversified Research Fund outperformed its benchmark by posting a return of 2.67% for Class A shares compared to -2.37% for the MSCI All Country World Index.

Investments in health care contributed to results, with shares of cancer focused biotechnology firms Receptos Inc. (“Receptos”) and Incyte Corp. (“Incyte”) bolstering relative returns.

Cancer drug specialist Celgene Corp. agreed in July to buy Receptos for roughly $7 billion. This deal, along with merger and acquisition activity in health care, helped boost shares of Incyte. Novo Nordisk A/S gained as the stock moved sharply higher after increasing its full year profit forecast.

Stock selection in information technology bolstered returns. Avago Technologies Ltd. advanced on steady demand for its communications chips used in smartphones, and its deal to buy Broadcom Corp. for $37 billion. Returns were also boosted by anti-virus software maker Trend Micro Inc. and Freescale Semiconductor Ltd., which was acquired by NXP BV for $11.8 billion. Investments in industrials also aided relative returns. Shares of Assa Abloy AB climbed on steady sales growth, especially in the U.S.

The Fund was underweight financials, which contributed positively. Investments in materials detracted from returns. Vale SA shares collapsed as iron ore prices sank to their lowest point since 2009 amid weak Chinese demand. Shares of Canadian mining giant First Quantum Minerals Ltd. tumbled amid the prolonged slump in global commodity prices. Consumer discretionary was another detractor. Wynn Macau Ltd. shares were hurt by weaker casino revenue amid corruption charges. The Fund also utilized opportunities to reduce positions in biotech holdings towards the end of the year.

As the global economy slows amid weakness in China and sluggish growth in Europe, portfolio managers seek to discover companies with high growth potential, strong barriers to entry and market leading products. Innovative health care companies command a large portion of the Fund due to strong revenue growth prospects and the potential to develop new drugs that could transform treatment of serious diseases, including cancer. The Fund also favors select companies in consumer discretionary with strong brands that can benefit from rising incomes in certain countries. It also favors information technology, with several of these holdings benefiting from cybersecurity concerns and the rising popularity of consumer devices in developed and emerging markets.

JNL/Capital Guardian Funds (continued) Capital Guardian Trust Company (Unaudited)

JNL/Capital Guardian Global Balanced Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-1.52%
5 Year	4.26
10 Year	3.50

Average Annual Total Returns* for Class B Shares
1 Year	-1.28%
5 Year	4.46
10 Year	3.71

Capital Guardian Trust Company assumed portfolio management responsibility on December 3, 2007.

JNL/Capital Guardian Global Diversified Research Fund (Class A)

Average Annual Total Returns* for Class A Shares

1 Year	2.67%
5 Year	7.67
10 Year	5.80

Average Annual Total Returns* for Class B Shares
1 Year	2.90%
5 Year	7.94
10 Year	6.05

Capital Guardian Trust Company assumed portfolio management responsibility on December 3, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/Causeway Fund Causeway Capital Management, LLC (Unaudited)

JNL/Causeway International Value Select Fund (formerly JNL/JPMorgan International Value Fund)

Portfolio Composition†:

Financials	21.2%
Consumer Discretionary	11.6
Industrials	10.6
Health Care	10.4
Telecommunication Services	10.2
Materials	7.3
Energy	6.8
Information Technology	6.3
Consumer Staples	5.8
Utilities	5.3
Short Term Investments	4.5

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Causeway International Value Select Fund outperformed its benchmark by posting a return of -3.55% for Class A shares compared to -5.68% for the MSCI EAFE Value Index.

For the period January 1, 2015 through September 27, 2015, the Fund was sub-advised by J.P. Morgan Investment Management, Inc. During this period, the Fund posted a return of -5.87% compared to -7.09% for the MSCI EAFE Value Index.

During the period, from a sector standpoint, stock selection in banks and telecommunication services contributed to performance, while stock selection in health care and consumer non-durables detracted. Regionally, stock selection in the UK and continental Europe added value, while stock selection in Japan and exposure to emerging markets (“EM”) had a negative impact.

During the period, BG Group Plc (“BG”), the UK oil and gas producer, was a strong performer. The stock surged on the back of a $70 billion takeover offer from Royal Dutch Shell Plc (“Shell”). Holders of BG will receive a combination of cash and shares of the new combined entity as payment when the takeover occurs, which is expected to occur in early 2016.

During the period, Sands China Ltd. (“Sand China”), the Hong Kong listed Macau casino and resort operator, detracted from relative performance. Macau casino stocks in general continued to struggle as an anti-corruption drive by the Chinese government, stricter travel rules and slower growth in China has led to sharp pullback in visitors to the former Portuguese colony, especially among VIP gamblers. Macau continues to be the only city in China where gambling is legal, in a country characterized by rapid economic growth and a large population with a penchant for gambling. In the near term, Sands China is better suited, relative to its peers, to deal with the challenges confronting the industry, given the company’s strength in the mass market segment, and the stock offers an attractive yield.

Effective September 28, 2015, Causeway Capital Management, LLC assumed management responsibility for the Fund. For the period September 28, 2015 through December 31, 2015, the Fund posted a return of 4.27% compared to 3.13% for the MSCI EAFE Value Index.

During the period, the Fund outperformed its benchmark, due primarily to stock selection. Holdings in materials, transportation, software and services, utilities, and technology hardware and equipment contributed to relative performance. Holdings in banks, telecommunication services, pharmaceuticals and biotechnology, and consumer durables and apparel, as well as an underweight position in insurance offset a portion of the outperformance versus the index.

The top individual contributor was automobile manufacturer, Volkswagen AG (Germany). Additional top contributors included telecommunication services provider, KDDI Corp.

(Japan); insurance company, Aviva Plc (United Kingdom); business software and services provider, SAP AG (Germany); and multinational electric utility company, Engie (France). The largest individual detractor from performance was wireless communications operator, SK Telecom Co. Ltd. (South Korea). Other notable detractors included banking and financial services company, Barclays Plc (United Kingdom); mobile telecommunications operator, China Mobile Ltd. (Hong Kong); pharmaceutical giant, Sanofi SA (France); and industrial gas company, Linde AG (Germany).

For 2016, we anticipate some headwinds to overall equity market performance, but a better environment for value stocks. Some of the cheapest stocks may have already discounted an emerging markets led global growth slowdown, further widening of high yield bond spreads and a wave of disappointments in global profits. China’s central government intends to engineer a series of economic reforms in 2016, but that may only prolong a likely period of economic stagnation and adjustment. Any further boost to monetary easing in the Eurozone and Japan this year should add to monetary liquidity and support equity valuations in these markets. The Fund remains diversified with a modest cyclical emphasis. The well managed and efficiently run companies shunned by investors in 2015 appear especially appealing to us in 2016, even if global economic growth remains tepid. Our approach is to wait for stocks to “re-rate” to fair value. As a result, we prefer companies with rising dividend payout ratios and undervalued dividend streams. Even the beleaguered energy sector, via integrated oil and gas, has some consistent dividend payers.

JNL/Causeway International Value Select Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-3.55%
5 Year	1.36
10 Year	2.08

Average Annual Total Returns for Class B Shares
1 Year	-3.31%
5 Year	1.55
10 Year	2.30

Causeway Capital Management LLC assumed portfolio management responsibility on September 28, 2015.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL/DFA Fund Dimensional Fund Advisors LP (Unaudited)

JNL/DFA U.S. Core Equity Fund

Portfolio Composition†:

Information Technology	18.5%
Consumer Discretionary	15.7
Financials	13.3
Industrials	12.9
Health Care	11.6
Consumer Staples	8.2
Energy	5.8
Materials	4.3
Utilities	3.0
Telecommunication Services	2.3
Short Term Investments	4.4

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/DFA U.S. Core Equity Fund underperformed its benchmark by posting a return of -2.10% for

Class A shares compared to 0.48% for the Russell 3000 Index. The majority of the Fund’s underperformance came from the exposure to small cap securities and value securities.

The Fund’s lower allocation than the index to large cap stocks contributed negatively to the Fund’s performance, as large cap stocks outperformed small cap and mid cap stocks. For the year, large cap stocks outperformed small cap stocks by 5.33% as measured by the Russell 1000 Index and the Russell 2000 Index.

Compared to the benchmark, the Fund has a higher allocation to value stocks, defined as those stocks with lower price to book ratios. Value stocks broadly underperformed growth stocks by 9.22% for the year as measured by the Russell 3000 Value Index and the Russell 3000 Growth Index.

For the year, real estate investment trusts (“REITs”) outperformed the broader U.S. markets, with the Dow Jones U.S. Select REIT Index returning 4.48% for the year. The Fund’s security screening practices generally exclude REITs, which had a slightly negative impact on relative performance as REITs outperformed during the year.

Dimensional Fund Advisors LP has long emphasized consistency, cost awareness and diversification as the most reliable way to capture the expected return premiums associated with lower relative price, lower market capitalization and higher expected profitability. Though there may be periods where they are not rewarded, we maintain the emphasis on these premiums in all market environments for our strategy.

JNL/DFA U.S. Core Equity Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-2.10%
5 Year	10.38
10 Year	5.39

Average Annual Total Returns* for Class B Shares
1 Year	-1.92%
5 Year	10.59
10 Year	5.60

Dimensional Fund Advisors LP assumed portfolio management responsibility on April 30, 2012.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/DoubleLine Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Shiller Enhanced CAPE Fund

Portfolio Composition†:

Non-U.S. Government Agency Asset-Backed Securities	41.6%
Government Securities	14.7
Financials	9.5
Consumer Staples	2.0
Health Care	2.0
Utilities	1.9
Energy	1.7
Consumer Discretionary	1.1
Telecommunication Services	1.0
Information Technology	1.0
Industrials	0.8
Materials	0.8
Short Term Investments	21.9

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the period September 28, 2015 through December 31, 2015, JNL/DoubleLine Shiller Enhanced CAPE Fund outperformed its primary benchmark by posting a return of 9.90% for Class A shares compared to 9.23% for the S&P 500 Index. The Fund outperformed its other benchmark return of 7.89% for the Russell 1000 Value Index.

The outperformance of the strategy was driven by both the Shiller Barclays CAPE U.S. Sector Index (“CAPE Index”) and the fixed income portfolio as the CAPE Index outperformed the S&P 500 Index and the fixed income portfolio increased in value. CAPE Index total return swaps were the only derivative employed in the strategy. These CAPE Index swaps tracked the CAPE Index and allowed the strategy to access the equity beta provided by the CAPE Index. These swaps added all of the equity market performance for the strategy. The fixed income portfolio delivered a positive return to the overall strategy in 2015; this return was driven mainly by mortgage backed securities and investment grade corporate bonds. Fixed income portfolio positioning at year end was a duration of 1.36 years with a yield to maturity of 2.47% and an average credit quality of investment grade. The equity portion of the portfolio at year end was positioned with 100% exposure through CAPE Index Swaps.

Total Return for Class A Shares
Since Inception	9.90%
(Inception date September 28, 2015)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Eastspring Funds Eastspring Investments (Singapore) Limited (Unaudited)

JNL/Eastspring Investments Asia ex-Japan Fund

Portfolio Composition†:

Financials	35.8%
Information Technology	25.0
Consumer Discretionary	9.1
Telecommunication Services	6.3
Industrials	6.1
Materials	4.7
Energy	4.6
Consumer Staples	3.4
Utilities	2.9
Short Term Investments	2.1

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Eastspring Investments Asia ex-Japan Fund underperformed its benchmark by posting a return of -16.66% for Class A shares compared to -9.17% for the MSCI Asia ex-Japan Index.

Stock picks in Taiwan and information technology contributed most to performance while positions in Hong Kong and industrials underperformed most.

SK Innovation Co. Ltd. (“SK”) was a top contributor to performance in 2015. It is a Korean based company that refines, distributes and markets petroleum products, diesel oil and other petrochemical products through the management of its subsidiaries. Its shares rose strongly in the last few months of the year after it recorded solid third quarter earnings. Strong performance in the chemicals and base oil divisions offset lower profits in the exploration and production and oil divisions. Efforts to lower its net debt burden should also help SK resume its normal dividends policy on a sustainable basis. The company’s relative valuations remain very attractive.

Noble Group Ltd. (“Noble Group”) was the top detractor for the year. Noble Group manages global supply chains covering a range of industrials and energy products in the U.S., Asia and Middle East. The stock detracted from performance as the company attempts to address the uncertainty surrounding its profitability and accounting disclosures. As a commodities trader, the sustained slide in commodities prices has also weakened sentiment while the downgrade of its debt ratings by Moody’s puts further negative attention on the company’s high leverage.

The Fund’s new investments over the year included Tencent Holdings Ltd., Baidu.com-ADR and BOC Hong Kong Holdings Ltd. Investments in Axis Bank Ltd., PetroChina Co. Ltd. and Wistron Corp. were exited in 2015.

At the end of 2015, the Fund’s largest overweights were in Hong Kong and financials while India and health care were the biggest underweights. The Fund’s top positive positions included Samsung Electronics Co. Ltd., Taiwan Semiconductor Manufacturing Co. Ltd. and China Construction Bank Corp.

JNL/Eastspring Investments China-India Fund

Portfolio Composition†:

Financials	31.3%
Information Technology	23.0
Energy	10.7
Telecommunication Services	8.7
Industrials	7.8
Consumer Discretionary	7.6
Consumer Staples	4.5
Health Care	2.0
Utilities	0.5
Materials	0.3
Short Term Investments	3.6

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Eastspring Investments China-India Fund outperformed its primary benchmark by posting a return of -5.03% for Class A shares compared to -7.83% for the MSCI China Index. The Fund outperformed its blended benchmark return of -5.92% for the 50% MSCI China Index and 50% MSCI India Index.

Both stock selection and asset allocation drove relative performance during the year. Stock picks and overweights in information technology (“IT”) and financials helped the most, while stock selection and underweights in consumer staples and health care were the main drags.

TravelSky Technology Ltd. (“TravelSky”), a provider of IT services to Chinese aviation and travel companies, was the top contributor to Fund relative performance in 2015. TravelSky was an off benchmark stock until November 2015, when the American Depositary Receipt was added to the MSCI China Index. The firm will likely continue to benefit from China’s growing tourism demand, and is trading as one of the least expensive IT stocks within the China universe.

Meanwhile, Cairn India Ltd. (“Cairn”), one of India’s largest oil and gas companies, was the biggest detractor from 2015 relative performance. Cairn has seen its share price battered by a slide in energy prices, together with the broader energy sector. The portfolio manager remains positive on Cairn, which has a strong cash posi-

tion that may help it tide over the commodity rout.

During the year, the Fund initiated new positions in China Construction Bank Corp., Ping An Insurance Group Co. of China Ltd., Bank of Baroda, Baidu and AAC Technologies Holdings Inc. (“AAC Technologies”), among others. Baidu and AAC Technologies emerged as the major contributors to 2015 relative performance. Meanwhile, the Fund exited China Merchants Holdings International Co. Ltd., Mahindra & Mahindra Ltd., CNOOC Ltd., Huabao International Holdings Ltd. and Wumart Stores Inc. The latter two companies were a drag on performance during the year.

At the end of 2015, the Fund had a bigger tilt towards China. Sector-wise, it was most overweight in financials and most underweight in health care. Tata Motors Ltd. and TravelSky were the top positive positions, while Alibaba Group Holding Ltd. and Sun Pharmaceutical Industries Ltd. (no exposure) were the biggest underweights.

JNL/Eastspring Funds (continued) Eastspring Investments (Singapore) Limited (Unaudited)

JNL/Eastspring Investments Asia ex-Japan Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-16.66%
5 Year	-4.39
Since Inception	-2.85
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 Year	-16.65%
5 Year	-4.21
Since Inception	-2.67
(Inception date December 3, 2007)

JNL/Eastspring Investments China-India Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-5.03%
5 Year	-1.66
Since Inception	-2.29
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 Year	-4.81%
5 Year	-1.44
Since Inception	-2.09
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Funds Templeton Global Advisors Limited (Unaudited)

JNL/Franklin Templeton Global Growth Fund

Portfolio Composition†:

Financials	23.8%
Health Care	16.9
Consumer Discretionary	11.7
Energy	11.6
Industrials	9.9
Information Technology	9.2
Telecommunication Services	6.2
Materials	3.9
Consumer Staples	2.9
Short Term Investments	3.9

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Franklin Templeton Global Growth Fund underperformed its benchmark by posting a return of -6.43% for Class A shares compared to -0.87% for the MSCI World Index.

Stock selection and an underweighted position in the strong U.S. market significantly detracted from performance during the year.

Although we continued to find what we considered selective bargains in this deep and diverse market, profit margins and valuations remained significantly elevated, in absolute terms and relative to international stocks. Although overweightings in Asia and continental Europe contributed to relative performance, the negative impacts of stock selection in both regions more than offset the allocations’ effects.

Turning to sectors, stock selection in consumer discretionary, telecommunication services and industrials hurt relative returns. In industrials, U.S. truck maker Navistar International Corp. was a major Fund laggard, declining amid a failed engine strategy and poor international results. In our analysis, the stock remained cheap and should appreciate assuming the new management’s turnaround plan achieves some success. Stock selection and underweighted allocations in information technology and consumer staples also detracted, as did an overweighting in energy. U.S. natural gas pro-

ducer Chesapeake Energy Corp. (“Chesapeake”) was another significant laggard, though we were encouraged by Chesapeake’s renewed focus on value optimization under new management and believed the stock appeared significantly undervalued.

Turning to contributors, an overweighting and stock selection in health care and stock selection in materials contributed to relative performance. From the former sector, Israeli generic drug maker Teva Pharmaceutical Industries Ltd.-ADR gained following a major acquisition, while from the latter, Irish cement maker CRH Plc rose based on restructuring progress and improving end market demand.

During the year, the U.S. Dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. Dollar rose.

JNL/Franklin Templeton Global Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-6.43%
5 Year	6.42
Since Inception	1.50
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 Year	-6.20%
5 Year	6.61
Since Inception	1.71
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Funds Franklin Advisers, Inc. (Unaudited)

JNL/Franklin Templeton Global Multisector Bond Fund

Portfolio Composition†:

Government Securities	64.7%
Consumer Discretionary	1.1
Materials	0.8
Telecommunication Services	0.8
Health Care	0.6
Energy	0.5
Financials	0.5
Consumer Staples	0.3
Utilities	0.3
Information Technology	0.1
Industrials	0.1
Warrants	0.1
Short Term Investments	30.1

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Franklin Templeton Global Multisector Bond Fund underperformed its benchmark by posting a return of -4.15% for Class A shares compared to -3.29% for the Barclays Multiverse Bond Index.

During the year, currency positions detracted from the Fund’s absolute performance. Interest rate strategies contributed to absolute return while overall credit exposures had a largely neutral effect. Currency positions in Latin America and Asia ex-Japan detracted from absolute performance; however, the Fund’s net negative position in the Euro contributed to the Fund’s performance. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Europe contributed to absolute return. Among credit exposures, sub-investment grade sovereign credit exposures contributed to absolute performance while high yield corporate bonds detracted.

Compared with the Fund’s benchmark, currency positions detracted from relative performance while overall credit exposures contributed. Interest rate strategies had a largely neutral effect on relative return. We used currency forward contracts to actively manage currencies. The Fund’s underweighted position in the Euro contributed to relative return while overweighted currency positions in Latin America and Asia ex-

Japan detracted. Among credit exposures, overweighted positioning in sub-investment grade sovereign credits contributed to relative performance while overweighted exposure to high yield corporate bonds detracted. The Fund maintained a shorter duration positioning relative to its benchmark. Select overweighted duration exposures in Europe contributed to relative performance while underweighted duration exposure to the U.S. detracted.

The core of our strategy during the year remained seeking to position ourselves to navigate a rising interest rate environment. Thus, we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We were positioned with negative duration exposure to U.S. Treasuries and we held select local currencies and local bond positions in specific emerging markets. We also held net negative positions in the Euro and the Japanese Yen and continued to selectively invest in credit opportunities.

JNL/Franklin Templeton Income Fund

Portfolio Composition†:

Utilities	11.7%
Energy	11.6
Industrials	10.2
Health Care	10.0
Financials	9.9
Consumer Discretionary	8.9
Materials	8.1
Information Technology	7.8
Telecommunication Services	6.6
Consumer Staples	3.1
Short Term Investments	12.1

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Franklin Templeton Income Fund underperformed its primary benchmark by posting a return of -7.36% for Class A shares compared to 0.55% for the Barclays U.S. Aggregate Bond Index. The Fund underperformed its blended benchmark return of 1.21% for the 50% S&P 500 Index and 50% Barclays U.S. Aggregate Bond Index.

During the year, the Fund’s equity holdings underperformed the S&P 500 Index primarily due to weakness in energy and materials. During the year, oil prices declined and hurt the share prices of oil companies including Royal Dutch Shell Plc-ADR, Chevron Corp., BP Plc- ADR and Total SA-ADR. Rio Tinto Plc-ADR, Freeport-McMoRan Inc. and BHP Billiton Plc were major materials sector decliners. These operators suffered from dramatically lower commodity prices and lighter volumes.

The Fund’s industrials holdings contributed to performance, particularly investments in aerospace and defense companies such as Raytheon Co. and Lockheed Martin Corp., enjoyed growth and improving margins and cash flows. General Electric Co. delivered strong results because of the company’s restructuring efforts, which could allow the company to become even more focused around its leading industrial segments. In health care, Eli Lilly & Co. and Pfizer Inc. benefited from new drug development prospects.

Energy was a primary fixed income detractor driven by declines in the securities of exploration and production companies including Linn Energy LLC, Energy XXI Gulf Coast Inc. and Chesapeake Energy Corp. Commodity price declines raised investor concerns over these companies’ ability to manage cash flows and meet debt obli-

gations. Communications sector positions including iHeartCommunications Inc. (“iHeartCommunications”) and Sprint Corp. (“Sprint”) also suppressed our returns during the year. iHeartCommunications detracted from Fund performance due to concerns over its high level of debt and the company’s ability to deleverage over time. Hurting the Sprint position were investor concerns regarding the company’s ability to maintain its share of new subscribers and manage its balance sheet during a period of slowing industry growth.

The Fund’s holdings in fixed income securities of large banks such as Citigroup Inc., JPMorgan Chase & Co. and Wells Fargo & Co. contributed to Fund performance. These firms reduced costs, improved their capital bases and were viewed to be beneficiaries of rising interest rates. Information technology also helped the Fund’s fixed income performance, particularly the Fund’s position in Freescale Semiconductor Ltd. (“Freescale Semiconductor”) and First Data Corp.(“First Data”). First Data shares rose as the company completed an initial public offering and strengthened its balance sheet. Freescale Semiconductor also made gains as it improved its cash flow and strengthened its balance sheet.

JNL/Franklin Templeton Funds (continued) Franklin Advisers, Inc. (Unaudited)

JNL/Franklin Templeton Global Multisector Bond Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-4.15%
Since Inception	3.99
(Inception date December 12, 2011)

Average Annual Total Returns* for Class B Shares
1 Year	-4.02%
Since Inception	4.17
(Inception date December 12, 2011)

JNL/Franklin Templeton Income Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-7.36%
5 Year	4.64
Since Inception	4.10
(Inception date May 1, 2006)

Average Annual Total Returns for Class B Shares
1 Year	-7.08%
5 Year	4.86
Since Inception	4.31
(Inception date May 1, 2006)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/Franklin Templeton Funds Franklin Templeton Institutional, LLC (Unaudited)

JNL/Franklin Templeton International Small Cap Growth Fund

Portfolio Composition†:

Industrials	26.0%
Financials	25.3
Consumer Discretionary	20.3
Consumer Staples	7.5
Information Technology	4.1
Energy	2.6
Health Care	2.0
Materials	1.9
Investment Companies	0.9
Short Term Investments	9.4

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Franklin Templeton International Small Cap Growth Fund underperformed its benchmark by posting a return of 3.81% for Class A shares compared to 9.59% for the MSCI EAFE Small Cap Index.

Relative to the benchmark, stock selection in consumer staples hindered performance, including positions such as wig and hair transplantation provider Aderans Holding Co. Ltd. (Japan) and alcoholic beverage producer C&C Group Plc (Ireland). Stock selection and an overweighting in financials hurt relative performance as that sector underperformed the index. However, certain positions contributed to relative performance, including insurers RenaissanceRe Holdings Ltd. (U.S.) and Arch Capital Group Ltd. (U.S.). Key individual detractors included engineering services and solutions provider Vesuvius Plc (UK) and real estate fund manager ARA Asset Management Ltd. (Singapore). In contrast, relative performance benefited from stock selection in consumer discretionary and an underweighting in materials. New Oriental Education & Technology Group-ADR (China) was a leading consumer discretionary contributor. In materials, Alent Plc, a UK based global supplier of consumable engineered materials that was recently acquired by Platform Specialty Products Corporation, also boosted performance. Underweighting in energy stocks also helped relative performance as the decline of crude oil prices hurt the sector.

Stock selection in Europe, particularly Switzerland, UK and France, as well as in Japan, hurt relative performance. In addition, exposure to Canada, Greece and Singapore, detracted from relative performance. An overweighting in the U.S. and Ireland, positioning in China and no exposure to Australia and New Zealand aided relative performance. During the year, the U.S. Dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. Dollar rose.

Some new purchases included Amec Foster Wheeler Plc, Clarkson Plc, Countrywide Plc, Dalata Hotel Group Plc, Diana Shipping Inc. and New Oriental Education & Technology Group-ADR. Positions in Irish Continental Group Plc, among others, were liquidated.

During 2015, we felt Europe’s weakness was likely exacerbated by geopolitical tensions in nearby countries. We believe stocks in Europe generally have been cheap, corporate earnings have recovery potential, and support remains from reforms, monetary easing, a weaker Euro and lower oil prices. Overall, we will seek to use intermittent price weakness for opportunistic bargain hunting across diverse markets for companies we believe offer strong risk/reward profiles over the next five years.

JNL/Franklin Templeton International Small Cap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	3.81%
5 Year	6.29
Since Inception	1.58
(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares
1 Year	4.05%
5 Year	6.52
Since Inception	1.81
(Inception date December 3, 2007)

Franklin Templeton Institutional, LLC assumed portfolio management responsibility on May 3, 2010.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Franklin Templeton Funds Franklin Mutual Advisers, LLC (Unaudited)

JNL/Franklin Templeton Mutual Shares Fund

Portfolio Composition†:

Financials	22.1%
Information Technology	14.5
Health Care	13.7
Consumer Staples	12.5
Consumer Discretionary	11.7
Energy	6.9
Industrials	4.0
Materials	3.5
Telecommunication Services	2.0
Utilities	0.8
Government Securities	0.3
Short Term Investments	8.0

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Franklin Templeton Mutual Shares Fund underperformed its benchmark by posting a return of -4.67% for Class A shares compared to 1.38% for the S&P 500 Index.

The Fund follows our distinctive value investment approach, without regard to the benchmark index. Stock selection in consumer discretionary, information technology, materials, energy and utilities hindered Fund performance relative to the S&P 500 Index, while relative performance bene-

fited from stock selection in consumer staples, health care and financials.

Major detractors from performance included oil and natural gas producer Marathon Oil Corp. (“Marathon Oil”), natural resources firm Freeport-McMoRan Inc. (“Freeport-McMoRan”) and utility Texas Competitive Electric Holdings Co. LLC (“TEC”). Falling crude oil prices hurt Marathon Oil, resulting in a dividend cut and reduced deepwater exploration. Freeport-McMoRan was hindered by falling copper, crude oil and natural gas prices and concerns about its Indonesia unit. TEC’s debt lost value due to lower gas and coal prices that reduced electricity rates.

In contrast, top contributors to performance included pharmaceutical companies Hospira Inc. (“Hospira”) and Eli Lilly & Co. (“Eli Lilly”) and software provider Microsoft Corp. Shares of Hospira, a manufacturer of injection drugs and biosimilars, gained following an acquisition bid by Pfizer Inc. in February, which was successfully closed in September. Eli Lilly’s stock gained after product approvals of its treatments for cancer, psoriasis and rheumatoid arthritis, as well as increased profit margins and earnings guidance. Microsoft’s earnings improved amid increased cloud computing and server product momentum and strong adoption of Windows 10.

During the year, the Fund held currency forwards to somewhat hedge the currency risk of the Fund’s non-U.S. Dollar investments. The hedges had a positive impact on the Fund’s performance.

At year end, equities remained the core of the Fund. Sector weightings that declined included mainly energy, materials, utilities and consumer discretionary, while weightings of financials, consumer staples, health care and information technology were among those that increased during the year. We believe current U.S. economic and market conditions favor cyclical over defensive sectors from a longer term risk/reward perspective. Consistent with its investment strategy, the Fund maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies. Merger and acquisition activity continues at a robust pace helping to push premiums and valuations higher. Deals are still fairly complex and regulatory scrutiny remains a key risk. However, such an environment may provide attractive investment opportunities.

JNL/Franklin Templeton Mutual Shares Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-4.67%
5 Year	8.18
Since Inception	2.99
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 Year	-4.43%
5 Year	8.43
Since Inception	3.21
(Inception date January 16, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Funds Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs Core Plus Bond Fund

Portfolio Composition†:

U.S. Government Agency Mortgage-Backed Securities	28.0%
Government Securities	15.6
Non-U.S. Government Agency Asset-Backed Securities	13.0
Financials	12.4
Consumer Staples	2.7
Health Care	2.6
Consumer Discretionary	2.5
Telecommunication Services	2.2
Energy	2.1
Information Technology	1.3
Industrials	0.6
Materials	0.4
Utilities	0.2
Short Term Investments	16.4

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Goldman Sachs Core Plus Bond Fund underperformed its benchmark by posting a return of 0.39% for Class A shares compared to 0.55% for the Barclays U.S. Aggregate Bond Index.

Global policy divergence persisted in 2015, which was dominated by speculation about when the U.S. Federal Reserve (“Fed”) would raise interest rates, its first such move since 2006. The Fed raised interest rates 25 basis points at its December meeting. Outside of the U.S., the global monetary policy environment remained highly accommodative. The European Central Bank initiated quantitative easing (“QE”) in the first quarter and expanded the program in the first week of December, within weeks of the Fed’s “liftoff.” The summer saw an increase in global market volatility amid concerns about falling oil prices and the potential for a protracted slowdown in China, which weighed on global economic activity. U.S. growth was caught in the cross currents of domestic strength versus developed market softness and emerging market volatility. Despite pockets of relief, spreads on risk assets widened over the year. While many developed markets maintained accommodative monetary policy, inflation remained subdued in the world’s major economies.

The Fund’s duration and yield curve positioning detracted from returns over the year. A short U.S. duration position early in the year underperformed as rates rallied in January in sympathy with failing oil prices. We moved to a neutral and then long U.S. rated position later in the year. The Fund’s country strategy outperformed, benefitting from a long Europe position in the second half of the year, as well as long Japan and Canada versus the U.S. Currency strategies hurt performance over the year, driven by exposure to a basket of emerging market currencies. Within cross-sector positioning, overweight exposure to corporate credit detracted from returns, as spreads widened on risk assets throughout the year due to widespread global volatility. A tactical allocation to tax exempt Puerto Rican municipal debt also detracted from returns, particularly over the summer when news broke that the territory would not be able to service its debt without significant restructuring. An underweight to agency mortgage backed securities (“MBS”) served to offset some of the negative returns. Security selection outperformed, thanks to excess returns in the corporate credit sector, particularly due to choices of structured credit. Selections of MBS in the securitized sector and U.S. government debt also contributed to returns. There were no significant detractors in security selection strategies. The Fund closed 2015 long U.S. duration, overweight corporate credit and underweight agency MBS.

The Fund held derivatives during the year. We believe derivatives allow for managing interest rate, credit and currency risks more effectively as part of hedging activity and in applying active investment views. Derivatives can potentially offer greater versatility and efficiency, as well as allow for enhanced precision in risk management. Derivatives were used in several capacities over the period as part of the Fund’s overall investment strategy, including managing duration/yield curve and cross-sector positioning.

JNL/Goldman Sachs Emerging Markets Debt Fund

Portfolio Composition†:

Government Securities	59.3%
Credit Linked Structured Notes	8.5
Financials	5.7
Energy	4.4
Consumer Staples	2.7
Industrials	2.6
Utilities	2.6
Telecommunication Services	2.4
Materials	1.7
Consumer Discretionary	1.4
Short Term Investments	8.7

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Goldman Sachs Emerging Markets Debt Fund outperformed its primary benchmark by posting a return of -12.33% for Class A shares compared to -14.92% for the JPMorgan GBI EM Global Diversified Index. The Fund underperformed its blended benchmark return of -11.07% for the 75% JPMorgan GBI EM Global Diversified Index and 25% JPMorgan CEMBI Broad Diversified Index.

In 2015, local emerging market (“EM”) debt as measured by the JPMorgan GBI EM Global Diversified Index’s return was comprised of

-2.24% from local rates and -12.68% from currencies.

The first quarter’s returns were negative as the index fell -3.96%, comprising 1.05% from local rates and -5.01% from currency depreciation versus the U.S. Dollar. Russia outperformed, driven by recovering oil prices from the previous year’s lows and strong demand from the corporate sector. Brazil was the worst performer on the back of its currency depreciating against the U.S. Dollar. In the second quarter, the index returned -0.96%, comprising -1.59% from local rates and 0.63% from currency appreciation versus the U.S. Dollar with local currency debt continuing to lag hard currency debt performance in 2015. In the third quarter, the index returned -10.54%, comprising -1.85% from local rate and -8.69% from currency depreciation versus the U.S. Dollar. Local currency debt was buffeted by a surging U.S. Dollar and declining commodity prices. The latter have suffered in part on the back of the same greenback strength, and in part on excess supply in various commodities. As the Fed kept the target rate unchanged in September in spite of inflationary pressures, further damaging EM. Additionally, the downgrade of the Brazilian foreign currency rating in September created bearish sentiment in Brazilian local markets. Fourth quarter saw the index return -0.01%, comprising 0.17% from local rates and -0.18% from currency depreciation versus the U.S. Dollar. Performance was driven by continued foreign exchange depreciation with, in our view, disproportionate focus on the causes of the EM foreign exchange sell off.

In 2015, EM corporates were impacted by declining oil prices, decreased demand from China and geopolitical flare ups. Cutting costs, currency exposure and levels of government support have emerged as important factors for EM credits throughout the year.

Contributors to performance included shorts to the Euro and Chinese Yuan. Our underweight to Turkish local rates and overweights to Mexican and Dominican local rates also contributed over the year. Detractors included long positions in the Mexican Peso and Russian Ruble, and an overweight in Brazilian local rates.

The average credit rating of the Fund remained relatively consistent during the year, with more than two-thirds allocation to investment grade. In our view, local debt at a 7.2% yield remains compelling and currencies – without ruling out further volatility in the first quarter– have a year to regain composure. We believe some stability in oil prices will be key, even if at lower

JNL/Goldman Sachs Funds (continued) Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs Emerging Markets Debt Fund (continued)

levels, as it will give the market the requisite breathing room to evaluate the EM landscape.

We remain defensive on the overall EM corporate sector, holding selective overweights in names where we see upside based on valuations. We monitor the overall sector dynamics and fundamentals and would like to see a further cheapening relative to EM sovereigns or developed market corporates to add exposure.

The Fund held derivatives during the year. We do not employ derivatives to gain leverage. The use of derivatives allows the Fund to manage interest rate, credit and currency risks more effectively by allowing to both hedge and apply active investment views with greater versatility. They also afford greater risk management precision. Currency forwards are employed to gain currency exposure or hedge non-base currency exposures back to base currency. Interest rate swaps and total return swaps may be employed to hedge risk and/or gain exposure to illiquid or high transaction cost local markets. Credit linked notes (and global depositary notes) provide means to gain synthetic exposure to local debt issued by EM countries, where investing in cash bonds is punitive for foreign investors. Credit default swaps are used to express a view on a credit and to manage credit exposure.

JNL/Goldman Sachs Mid Cap Value Fund

Portfolio Composition†:

Financials	33.1%
Information Technology	10.9
Consumer Discretionary	9.9
Industrials	8.9
Energy	7.4
Utilities	7.1
Health Care	6.4
Consumer Staples	5.5
Materials	5.3
Short Term Investments	5.5

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Goldman Sachs Mid Cap Value Fund underperformed its benchmark by posting a return of -8.96% for Class A shares compared to -4.78% for the Russell Midcap Value Index.

The S&P 500 Index returned 7.04% during the fourth quarter and gained 1.38% in 2015. Central bank policy, a commodity selloff and global growth concerns were the key themes for U.S. equities throughout 2015. As evidence of a U.S. economic recovery mounted, the expectations of a Fed rate hike increased. The resulting U.S. Dollar strength paradoxically hurt U.S. equity performance, despite economic fundamentals. The S&P 500 Index further fell victim to the sharp global correction in August, due to concerns over China’s economic weakness and was exacerbated by a surprise devaluation of its cur-

rency. After holding the Fed funds rate steady in September and October, the Fed unanimously voted for a 25 basis point hike in December, a move that was largely expected by markets. The fairly dovish language in the Fed’s announcement, which emphasized “gradual” future adjustments to policy, helped assuage market concerns. Consumer sectors, such as consumer discretionary, health care and consumer staples, were the best performing sectors in 2015, in part benefiting from further oil price declines. In contrast, declining oil prices hurt energy, which was down -21.12% over 2015 and the worst performing sector by far.

For 2015, financials and consumer discretionary were the two largest detracting sectors from the Fund’s performance, whereas energy and materials were the two top contributing sectors. Navient Corp. and Southwestern Energy Co. were the two largest detractors from performance. Maxim Integrated Products Inc. and Fortune Brands Home & Security Inc. were the two top contributors.

During the year, positions were initiated in Citizens Financial Group Inc. and Ralph Lauren Corp. and eliminated in Cigna Corp. and Fifth Third Bancorp.

As we enter 2016, we see an abundance of opportunities across the U.S. equity markets. While our aggregate return expectations are lower than in recent years given slower economic growth and a dearth of outright cheap valuations, we believe equities still look more attractive than most other asset classes. Consumption, which accounts for approximately 70% of U.S. gross domestic product, could continue to benefit from strength in the labor and housing markets and low energy prices. Additionally, we do not expect to see much negative impact from the Fed’s pursuit of monetary policy normalization, given the likely gradual trajectory of interest rate increases and relatively healthy corporate and consumer balance sheets. While we are cognizant of potential headwinds, such as the risks posed from rising geopolitical tensions, we remain constructive on the direction of the U.S. equity markets. Ultimately, we believe focusing on company fundamentals, while being aware of the potential impact of various macroeconomic factors, is a process that generates compelling, long term returns. Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low cost structures, or ones that have been investing in their own businesses and are poised to gain market share.

JNL/Goldman Sachs U.S. Equity Flex Fund

Long Investments Portfolio Composition†:

Information Technology	20.9%
Financials	16.1
Consumer Discretionary	13.6
Health Care	13.5
Consumer Staples	10.1
Industrials	8.1
Energy	4.8
Telecommunication Services	2.8
Materials	1.3
Utilities	1.0
Short Term Investments	7.8

Total Long Investments	100.0%

Short Investments Portfolio Composition†:

Consumer Discretionary	22.2%
Information Technology	20.8
Financials	16.1
Consumer Staples	11.6
Energy	8.6
Health Care	7.7
Industrials	7.1
Materials	3.0
Utilities	2.9

Total Short Investments	100.0%

† Total Long Investments represent 142.9% of net assets and Total Short Investments represent (34.9%) of net assets as of December 31, 2015.

For the year ended December 31, 2015, JNL/Goldman Sachs U.S. Equity Flex Fund underperformed its benchmark by posting a return of -1.63% for Class A shares compared to 1.38% for the S&P 500 Index.

The S&P 500 Index returned 7.04% during the fourth quarter and gained 1.38% in 2015. Central bank policy, a commodity selloff and global growth concerns were the key themes for U.S. equities throughout 2015. As evidence of a U.S. economic recovery mounted, the expectations of a Fed rate hike increased. The resulting U.S. Dollar strength paradoxically hurt U.S. equity performance, despite economic fundamentals.

JNL/Goldman Sachs Funds (continued) Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs U.S. Equity Flex Fund (continued)

The S&P 500 Index further fell victim to the sharp global correction in August, due to concerns over China’s economic weakness and was exacerbated by a surprise devaluation of its currency. After holding the Fed funds rate steady in September and October, the Fed unanimously voted for a 25 basis point hike in December, a move that was largely expected by markets. The fairly dovish language in the Fed’s announcement, which emphasized “gradual” future adjustments to policy, helped assuage market concerns. Consumer sectors, such as consumer discretionary, health care and consumer staples, were the best performing sectors in 2015, in part benefiting from further oil price declines. In contrast, declining oil prices hurt energy, which was down -21.12% over 2015 and the worst performing sector by far.

For 2015, health care and information technology were the Fund’s two top contributing sectors, whereas consumer discretionary and energy were the two largest detractors. Gap Inc. and

Southwestern Energy Co. were the two largest detractors from performance. Alphabet Inc. and Activision Blizzard Inc. were the two top contributors.

During the year positions were initiated in Aetna Inc. and AT&T Inc. and eliminated in Liberty Global Plc. and Aflac Inc.

As we enter 2016, we see an abundance of opportunities across the U.S. equity markets. While our aggregate return expectations are lower than in recent years given slower economic growth and a dearth of outright cheap valuations, we believe equities still look more attractive than most other asset classes. Consumption, which accounts for approximately 70% of U.S. gross domestic product, could continue to benefit from strength in the labor and housing markets and low energy prices. Additionally, we do not expect to see much negative impact from the Fed’s pursuit of monetary policy normalization, given the likely gradual trajectory of interest rate increases and relatively healthy corporate and consumer balance sheets. While we are cognizant of potential headwinds, such as the risks posed from rising geopolitical tensions, we remain constructive on the direction of the U.S. equity markets. Ultimately, we believe focusing on company fundamentals, while being aware of the potential impact of various macroeconomic factors, is a process that generates compelling, long term returns. Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures, or ones that have been investing in their own businesses and are poised to gain market share.

JNL/Goldman Sachs Core Plus Bond Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	0.39%
5 Year	3.69
10 Year	4.58

Average Annual Total Returns* for Class B Shares
1 Year	0.62%
5 Year	3.89
10 Year	4.79

Goldman Sachs Asset Management, L.P. assumed portfolio management responsibility on April 30, 2007.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/Goldman Sachs Funds (continued) Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs Emerging Markets Debt Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-12.33%
5 Year	-2.55
Since Inception	2.72
(Inception date October 6, 2008)

Average Annual Total Returns* for Class B Shares
1 Year	-12.14%
5 Year	-2.35
Since Inception	2.92
(Inception date October 6, 2008)

JNL/Goldman Sachs Mid Cap Value Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-8.96%
5 Year	8.56
10 Year	6.58

Average Annual Total Returns* for Class B Shares
1 Year	-8.71%
5 Year	8.80
10 Year	6.82

JNL/Goldman Sachs U.S. Equity Flex Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-1.63%
5 Year	9.96
Since Inception	4.44
(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares
1 Year	-1.45%
5 Year	10.18
Since Inception	4.65
(Inception date January 16, 2007)

Goldman Sachs Asset Management, L.P. assumed portfolio management responsibility on October 11, 2010.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/Harris Fund Harris Associates L.P. (Unaudited)

JNL/Harris Oakmark Global Equity Fund

Portfolio Composition†:

Financials	32.6%
Consumer Discretionary	19.5
Industrials	14.6
Information Technology	14.3
Materials	6.3
Consumer Staples	5.0
Energy	1.6
Short Term Investments	6.1

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the period April 27, 2015 through December 31, 2015, JNL/Harris Oakmark Global Equity Fund underperformed its benchmark by posting a return of -11.40% for Class A shares compared to -6.52% for the MSCI World Index.

Relative results were hurt exclusively by stock selection, as both country and sector weightings produced positive relative performance. On a geographic basis, holdings in Switzerland and Japan pressured results most, while performance was helped most by a lack of exposure to Canada along with holdings in China and Ger-

many. On a sector basis, materials, industrials and consumer discretionary holdings supplied the worst relative results. Stock selection in technology and a less than benchmark weighting in energy made these sectors top relative performers for the period.

Generally, the only derivative instruments the Fund utilizes are foreign currency forwards for hedging purposes. Harris may implement currency hedging when it views that a currency is overvalued by more than 20% of its estimated value based on purchasing power parity. In all instances, a hedge position usually does not exceed more than 80-90% of the value of the respective holdings denominated in such currency. The Fund’s Swiss Franc hedges contributed 0.28% to performance.

Top performing stock Alphabet Inc. (“Alphabet”) (formerly Google Inc.) delivered positive second quarter and third quarter earnings reports that showed revenues and earnings per share increased more than market expectations. Importantly, the company also reported accelerating constant currency revenue growth of

21% in its third quarter. We continue to believe that Alphabet enjoys a very strong tailwind as advertising continues to move online.

Bottom performing stock Glencore Plc’s (“Glencore”) share price came under pressure mainly in the latter half of the year, as commodity and energy prices declined significantly. We consider Glencore’s leadership team to be highly effective, and through our many interactions with them in recent months, we see that protecting and elevating shareholder value is a top priority for the company.

At year end, the Fund’s equities spanned eleven countries in five regions with the heaviest weighting in Europe excluding the UK (45%) and the U.S. (35%). The smallest weightings were in East Asia (5%) and the UK (5%). The Fund was also invested in seven sectors and was most heavily weighted in financials (33%) and consumer discretionary (20%), with the smallest weightings in energy (2%) and consumer staples (5%).

JNL/Harris Oakmark Global Equity Fund (Class A)

Total Return for Class A Shares
Since Inception	-11.40%
(Inception date April 27, 2015)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Invesco Funds Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Global Real Estate Fund

Portfolio Composition†:

Financials	94.9%
Consumer Discretionary	1.2
Health Care	0.7
Short Term Investments	3.2

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Invesco Global Real Estate Fund underperformed its benchmark by posting a return of -0.96% for Class A shares compared to 0.05% for the FTSE EPRA/NAREIT Developed Real Estate Index.

Overall security selection was positive while market allocation was negative. Key relative contributions came from security selection in Japan, Singapore, the UK and Hong Kong. An underweight in Singapore also benefitted relative returns. Primary relative detractors were security selection in Australia, the Netherlands and Canada. A relative underweight in Switzerland and Spain detracted from a market allocation standpoint. Additionally, a minor allocation to ancillary cash hurt relative returns.

Top contributors included AvalonBay Communities Inc. (“AvalonBay Communities”) and Simon Property Group Inc. (“Simon Property Group”). AvalonBay Communities owns and manages distinctive apartment homes in bi-coastal U.S. markets and offers an above average cash flow growth profile. Simon Property Group is one of the largest global real estate companies with retail properties and investments across North America, Europe and Asia. Heightened concerns regarding retail sales and potential store closures resulted in a reduction to regional mall landlord Simon Property Group towards the end of the year, although the position remained an overweight relative to the index.

Top detractors included Ventas Inc. (“Ventas”) and Sun Hung Kai Properties Ltd. (“Sun Hung Kai Properties”). The position in Ventas, a health care focused U.S. real estate investment trust, was eliminated during the year due to a moderation in the company’s internal and external growth opportunities. Sun Hung Kai Properties is one of the largest property companies in Hong Kong focusing on premium quality residential and commercial development.

Listed real estate companies are generally well positioned from a capital allocation and risk management perspective. At this stage, most companies undertaking active development are delivering buildings into supply hungry markets and collecting their reward for doing so. Additionally, despite good availability of debt financing, listed real estate continues to show moderate levels of financial leverage.

Overall, we maintain a bias toward companies with higher quality assets, supply constrained real estate markets, generally lower leveraged balance sheets and in an environment where risk free rates may continue to modestly rise over the mid-term, companies with above average earnings growth prospects.

JNL/Invesco International Growth Fund

Portfolio Composition†:

Consumer Discretionary	23.4%
Financials	17.2
Information Technology	15.7
Consumer Staples	9.7
Health Care	9.7
Industrials	9.0
Materials	3.6
Energy	3.4
Short Term Investments	8.3

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Invesco International Growth Fund underperformed its benchmark by posting a return of -2.03% for Class A shares compared to -1.26% for the MSCI All Country World ex USA Growth Index.

Fund holdings in materials, information technology (“IT”) and consumer discretionary outperformed those of the benchmark and were among the strongest contributors to the Fund’s relative performance. While the Fund’s holdings in financials, energy and industrials, underperformed those of the benchmark and were the leading detractors from the Fund’s relative performance.

On a geographic basis, the Fund’s holdings in the UK, Germany and Singapore outperformed those of the benchmark and were the leading contributors to Fund performance. The Fund’s overweight exposure in Brazil and China, however, detracted from performance versus the index.

From an individual securities perspective, Sky Plc (“Sky”) was one of the most significant contributors to Fund performance during the year. Sky, a British based, pan-European broadcasting company, reported solid results during the year with revenues and margins beating consensus expectations. The company’s strong management team executed well and their cost discipline was clearly evident in their latest results.

The Fund’s financials exposure was a key area of absolute and relative weakness. The Fund’s emerging market bank stocks, including

Brazil based Banco Bradesco SA (“Banco Bradesco”) and Thailand based Kasikornbank PCL, showed particular weakness. Banco Bradesco is one of the largest banking and financial services companies in Brazil. This well run Brazilian bank was impacted by a weak macroeconomic environment and a sharp depreciation in the Brazilian Real. A decline in earnings visibility led us to sell out of the company.

The Fund ended the year with meaningful overweight exposure, relative to the benchmark, to consumer discretionary, IT and health care and had meaningful underweight exposure to financials, utilities and telecommunication services.

With market volatility likely to continue for some time, our focus remains on ensuring that the Fund is comprised of high quality, reasonably valued companies capable of sustained earnings growth. We believe that this balanced earnings quality valuation focused approach may help deliver attractive returns over the long term.

JNL/Invesco Funds (continued) Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Large Cap Growth Fund

Portfolio Composition†:

Information Technology	34.3%
Consumer Discretionary	20.4
Health Care	20.0
Industrials	6.6
Consumer Staples	6.0
Financials	5.1
Materials	1.4
Telecommunication Services	1.3
Energy	1.1
Short Term Investments	3.8

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Invesco Large Cap Growth Fund underperformed its benchmark by posting a return of 5.00% for Class A shares compared to 5.67% for the Russell 1000 Growth Index.

Consumer discretionary stocks were among the strongest performing during the year. The Fund’s holdings in this sector had solid positive returns but underperformed those of the index. Dish Network Corp. was a significant holding in the Fund based on its significant wireless spectrum assets, however the stock pulled back during the year as the potential catalysts to unlock spectrum value seemed to move further into the future and the pay television business was weak.

Energy stocks were the worst performing sector of the market again this year and as a result, energy now represents a very small slice of the large cap growth market overall. The Fund trailed in this sector during the year primarily due to a modest overweight to energy stocks. Fund holding Whiting Petroleum Corp. was a significant detractor which we sold during the year as the imbalance of supply and demand evolved.

The Fund outperformed by the widest margin in industrials due to both strong stock selection and an intentional underweight exposure to this relatively weak area of the market. Within industrials, Raytheon Co. was a strong contributor to Fund performance as they realized solid orders for missile defense systems and reported results showing the integration of a recently acquired business was going better than had been expected.

In IT, Facebook Inc. is a high conviction holding which significantly benefitted the Fund. Throughout the year, the company reported increasing usage, increased migration to mobile devices and increased video usage, which also lead to increased video advertising revenue. At the same time the company provided guidance on the reduction of future expenses. Google Inc. and the restructured holding company it launched during the year, Alphabet Inc., were contributors to out performance.

Fund positioning at year end included a significant underweight in consumer staples where stock valuations appear elevated relative to growth prospects and more attractive stable growth stocks are available in other sectors, especially through certain consumer discretionary and health care stocks.

JNL/Invesco Mid Cap Value Fund

Portfolio Composition†:

Financials	26.4%
Industrials	16.0
Information Technology	11.3
Consumer Discretionary	10.3
Health Care	8.5
Materials	6.6
Energy	5.8
Consumer Staples	2.9
Telecommunication Services	2.6
Utilities	2.5
Short Term Investments	7.1

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Invesco Mid Cap Value Fund underperformed its benchmark by posting a return of -9.08% for Class A shares compared to -4.78% for the Russell Midcap Value Index.

Stock selection in consumer discretionary was the largest detractor from the Fund’s relative and absolute return. Performance in the sector was driven primarily by Fossil Group Inc., which reported weaker earnings on softer sales, due to declining demand for watches and leather goods. The company also faced headwinds from the stronger U.S. Dollar, and lowered its earnings guidance for its fiscal year. This position was eliminated during the year. Within consumer discretionary, auto parts suppliers Dana Holding Corp. and Johnson Controls Inc. also detracted from the Fund’s returns, as both of these companies had exposure to weakening emerging market economies, such as China. Health care providers Brookdale Senior Living Inc. and HealthSouth Corp. also detracted from the Fund’s relative and absolute return during the year. IT and financials also detracted from the Fund’s relative returns for the year.

Stock selection in industrials was the largest contributor to the Fund’s relative return, driven primarily by Masco Corp. and Owens Corning Inc., both in the building products industry. During the year, energy stocks remained under significant pressure due to persistently low oil prices; however, despite a negative absolute return, the Fund’s underweight in the sector made a positive contribution to the Fund’s relative performance. Materials and telecommunications services also positively contributed to the Fund’s relative return.

During the year, currency forward contracts were used for the purpose of hedging currency exposure of non-U.S. based companies held in the Fund. Given the continued strength of the U.S. Dollar, the use of these contracts had a slight positive impact on the Fund’s performance relative to the benchmark.

During the year, exposure to materials and energy was increased while exposure to health care and industrials was decreased. At the end of the year, the largest overweights versus the benchmark remained in industrials and health care, while the largest underweights were in utilities and financials.

JNL/Invesco Funds (continued) Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Small Cap Growth Fund

Portfolio Composition†:

Information Technology	25.4%
Health Care	23.8
Consumer Discretionary	14.3
Industrials	12.6
Financials	7.2
Materials	2.6
Energy	1.7
Consumer Staples	1.6
Telecommunication Services	1.3
Short Term Investments	9.5

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Invesco Small Cap Growth Fund underperformed its benchmark by posting a return of -1.79% for Class A shares compared to -1.38% for the Russell 2000 Growth Index.

The Fund outperformed by the widest margin in consumer discretionary due primarily to stock selection. Long time holding, Pool Corp. was the largest contributor in this sector. Benefitting from a rebound in home remodeling and new pool construction, the company continued to grow sales and earnings and returned cash to shareholders in the form of share repurchases.

IT stocks performed better than most sectors during the year, and the Fund’s IT holdings outperformed those of the index. Manhattan Associates Inc. which provides supply chain management solutions was the Fund’s best performing stock for the year. The company consistently beat earnings expectations through the year and built an impressive pipeline of future business.

During the year, financial stocks were the biggest area of challenge for the Fund. Affiliated Managers Group Inc. was a large detractor during the year. The asset management company managed through some issues with inconsistent flows early in the year, but when equity markets pulled back later in the year the stock suffered and then fell significantly further when one of their affiliate managers closed a strategy in a very messy fashion due to liquidity issues in the distressed credit market.

Throughout the year, the energy economy was an area of concern. As commodity prices tumbled, energy stocks were the worst performing sector of the index by a wide margin. The Fund underperformed in energy primarily due to a modest overweight to the weak sector. Midstream energy company SemGroup Corp. was the lead detractor in the sector as they faced falling volumes through their pipelines due to decreased production and increased competition in their regions of operation.

Fund positioning did not change dramatically during the year and is based on a disciplined investment process which keeps the Fund diversified by matching exposure to index industry groups within a moderate range, and then uses rigorous fundamental research to identify attractive individual stocks.

JNL/Invesco Global Real Estate Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-0.96%
5 Year	7.08
10 Year	5.00

Average Annual Total Returns* for Class B Shares
1 Year	-0.76%
5 Year	7.31
10 Year	5.21

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/Invesco Funds (continued) Invesco Advisers, Inc. (Unaudited)

JNL/Invesco International Growth Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-2.03%
5 Year	4.72
10 Year	4.41

Average Annual Total Returns* for Class B Shares
1 Year	-1.81%
5 Year	4.94
10 Year	4.83

Invesco Advisers, Inc. assumed portfolio management responsibility on December 3, 2007.

JNL/Invesco Large Cap Growth Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	5.00%
5 Year	10.76
10 Year	6.59

Average Annual Total Returns* for Class B Shares
1 Year	5.20%
5 Year	10.97
10 Year	6.81

JNL/Invesco Mid Cap Value Fund (Class A)

Average Annual Total Returns* for Class A Shares
1 Year	-9.08%
5 Year	5.74
10 Year	4.46

Average Annual Total Returns* for Class B Shares
1 Year	-8.90%
5 Year	5.95
10 Year	4.60

Invesco Advisers, Inc. assumed portfolio management responsibility on September 16, 2013.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/Invesco Funds (continued) Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Small Cap Growth Fund (Class A)

Average Annual Total Returns* for Class A Shares*
1 Year	-1.79%
5 Year	11.45
10 Year	8.44

Average Annual Total Returns* for Class B Shares*
1 Year	-1.60%
5 Year	11.67
10 Year	8.66

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/Ivy Fund Ivy Investment Management Company (Unaudited)

JNL/Ivy Asset Strategy Fund

Portfolio Composition†:

Consumer Discretionary	14.7%
Information Technology	13.5
Health Care	12.0
Financials	10.8
Consumer Staples	9.3
Energy	5.9
Government Securities	5.1
Industrials	3.6
Precious Metals	3.3
Purchased Options	0.3
Short Term Investments	21.5

Total Investments	100.0%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Ivy Asset Strategy Fund underperformed its benchmark by posting a return of -9.15% for Class A shares compared to 1.38% for the S&P 500 Index.

The Fund reported a negative return for the fiscal year while its all equities benchmark showed a positive return, but one that was significantly less than in the previous three years. As 2015 began, we held a somewhat cautious outlook, broadly based on the belief that we were in a challenging environment of global overcapacity and low demand. We expected normalization of interest rates by the U.S. Federal Reserve (“Fed”), given moderate growth in the U.S. However, we still believed equities would provide the best opportunity for return.

Areas of focus during the year included a better positioned U.S. consumer; lower energy prices; an improving labor market and housing market, helped by increased confidence among millennials; growth in emerging market consumers; and technology that provided companies with better efficiency and productivity. In the first half of 2015, the Fund benefitted from areas within information technology (“IT”), health care and energy as the equity market began to consolidate into an increasingly smaller number of names. In the second half of the year, global growth fears had a negative impact on the Fund, which had both direct and indirect exposure to emerging markets. We began to position more defensively in response to these market moves and fears about the timing of a Fed rate hike, increasing weightings in cash and fixed income. Holdings that detracted from performance for the year relative to the index were primarily in consumer discretionary, IT and industrials. As we repositioned to add liquidity, we also reduced exposure to those sectors. We maintained exposure to companies that we believed had stronger prospects for growth and increased exposure to those that were closely tied to the domestic economy but that we thought had been oversold. The cash allocation overall also reduced performance when the equity market rose.

Gold bullion has been a long term holding, although we reduced the position during the first half of the year. Global bond investors seeking yield were forced further into risk taking strategies and this signaled that market inflation expectations remained well contained. With little evidence of breakout inflation or currency debasement risk, spot prices remained challenged and gold was a small detractor from performance.

The Fund has the flexibility to utilize derivatives for directional exposure, hedging or, to a lesser degree, income enhancement. Derivatives overall were a small detractor to performance for the year.

JNL/Ivy Asset Strategy Fund (Class A)

Average Annual Total Returns for Class A Shares
1 Year	-9.15%
5 Year	3.18
Since Inception	4.75
(Inception date September 28, 2009)

Average Annual Total Returns for Class B Shares
1 Year	-8.95%
5 Year	3.38
Since Inception	4.94
(Inception date September 28, 2009)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

  JNL/JPMorgan Funds
J.P. Morgan Investment Management, Inc. (Unaudited)

JNL/JPMorgan MidCap Growth Fund

Portfolio
Composition†:

Information Technology

23.5
%

Consumer Discretionary

20.4

Industrials

16.7

Health Care

13.1

Financials

9.7

Materials

3.9

Consumer Staples

2.6

Energy

1.5

Short Term Investments

8.6

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/JPMorgan MidCap Growth Fund outperformed its primary benchmark by posting a return of 3.01% for
Class A shares compared to -0.20% for the Russell Midcap Growth Index.

In the first half of 2015, the Fund outperformed its benchmark, but the strategy faced a more challenging second half from a relative return perspective. For the full year, stock selection in consumer discretionary and technology were the largest contributors, while stock selection within the health care and financial services sectors detracted. Overweight positions in Acuity Brands Inc. and Netflix Inc. were top contributors during the year, while overweight positions in Range Resources Corp. and Affiliated Managers Group Inc. were top detractors.

We believe the overall outlook for growth and the Fund remains positive, supported by strong company fundamentals. The Fund continues to have exposure to both pure secular growth and pro-cyclical exposure. However at the margin, the

Fund is tilted more towards secular growers over pro-cyclical growth opportunities. Coming into the year, the Fund carried the largest overweight exposures in technology and health care, with the largest underweights in consumer staples and consumer discretionary. The most notable changes in positioning through the year was closing the consumer discretionary underweight (now market weight) and incrementally increasing the overweight to materials and processing. Technology and materials and processing are the two largest overweight exposures, while consumer staples and financial services are the largest underweights.

JNL/JPMorgan U.S. Government & Quality Bond Fund

Portfolio
Composition†:

U.S. Government Agency Mortgage-Backed Securities

43.0
%

Government Securities

43.0

Non-U.S. Government Agency Asset-Backed Securities

5.0

Financials

1.7

Energy

0.5

Industrials

0.3

Consumer Staples

0.3

Utilities

0.3

Consumer Discretionary

0.3

Materials

0.1

Information Technology

0.1

Telecommunication Services

0.1

Health Care

0.1

Short Term Investments

5.2

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/JPMorgan U.S. Government & Quality Bond Fund underperformed its primary benchmark by posting a return of 0.46% for Class A shares compared to 0.86% for the Barclays U.S. Government Bond Index.

The financial year ended as it began, with market sentiment dominated by central bank policy. In December, the U.S. Federal Open Market Committee (“FOMC”) began to tighten monetary policy and raised the U.S. Federal Reserve (“Fed”) funds rate for the first time since 2006. In anticipation of Fed action, U.S
Treasury yields rose across the curve and flattened. The spread between 2- and 10-year Treasures finished the year at 1.21%, down 29 basis points (“bps”) from the end of 2014. Within Treasuries, the 30-year bellwether was the worst performer, posting -3.17% during the year. The Fund’s duration and yield-curve positioning was a net positive to performance, as the Fund ended the year overweight in the belly of the curve (5-10 years), underweight in the 20-plus year bucket, and held a slightly shorter duration posture versus the index.

During the year, weak energy prices weighed on Treasury inflation protected securities (“TIPS”), which was one of the worst performing asset classes of 2015. As a result, the Fund’s allocation to TIPS detracted from performance. The Fund’s allocation to agency mortgages, particularly collateralized mortgage obligations, contributed to performance. Within the securitized credit sector, the Fund’s allocation in commercial mortgage backed securities (“CMBS”) and asset backed securities (“ABS”) were net contributors on the year. Lastly, the
Fund’s slight allocation to corporate bonds slightly detracted from returns, as the sector trailed duration neutral Treasuries by 161 bps.

The Fund’s overweight in agency mortgages, CMBS and ABS contributed to performance over the year. The Fund’s detractors occurred within TIPS and corporates. In addition, the Fund’s shorter duration posture and yield curve weighting relative to the index was positive for performance.

Sector weightings for the Fund remained fairly in line with their positioning at the end of 2014. The largest sector weightings occurred with mortgages. The Fund decreased its allocation to agency mortgage backed securities, while increasing its allocation to CMBS.

At
year end, 43% of the Fund was invested in residential mortgages. Approximately 31% of the Fund was in Treasury securities, with a 7% allocation to TIPS. The Fund had approximately 5% in money markets. The remainder of the Fund was invested in ABS, CMBS and agency debt securities and credit.

  JNL/JPMorgan Funds (continued)
J.P. Morgan Investment Management, Inc. (Unaudited)

JNL/JPMorgan MidCap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

3.01
%

5 Year

12.22

10 Year

7.94

Average Annual Total Returns for Class B Shares

1 Year

3.22
%

5 Year

12.25

10 Year

8.07

J.P. Morgan Investment Management Inc. assumed portfolio management responsibility on December 3, 2007.

JNL/JPMorgan U.S. Government & Quality Bond
Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

0.46
%

5 Year

3.07

10 Year

4.24

Average Annual Total Returns for Class B Shares

1 Year

0.67
%

5 Year

3.28

10 Year

4.45

J.P. Morgan Investment Management Inc. assumed portfolio management responsibility on April 30, 2007.

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

  JNL/Lazard Fund
Lazard Asset Management LLC (Unaudited)

JNL/Lazard Emerging Markets Fund

Portfolio
Composition†:

Financials

28.2
%

Information Technology

25.2

Telecommunication Services

10.1

Consumer Discretionary

8.2

Consumer Staples

7.4

Energy

7.3

Industrials

6.5

Materials

3.5

Health Care

0.9

Utilities

0.1

Short Term Investments

2.6

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Lazard Emerging Markets Fund underperformed its benchmark by posting a return of -18.69% for Class A shares compared to -14.92% for the MSCI Emerging Markets Index.

NetEase.com, a Chinese online gaming and internet portal company, experienced continued
strength with its hit mobile games. The company also has a strong pipeline of new games that will hit the market. Sberbank of Russia, a Russian bank, rose after reporting better than expected earnings and positive guidance for credit costs. OTP Bank
Plc, a Hungarian bank, benefited from improving returns in Hungary and Bulgaria as well as a reduction of the special banking tax in 2016. KT&G Corp., a South Korean tobacco company, reported better than expected results with gains on tobacco sales and higher than expected average selling prices. Stock selection in telecommunication services and information technology and in China helped performance.

Banco do Brasil SA, BB Seguridade Participacoes SA and Cielo SA, respectively a Brazilian bank, insurance company and credit card processor, all experienced share price weakness on the back of macroeconomic concerns with declines in consensus gross domestic product growth and a weakening Brazilian Real. SK Hynix Inc., a South Korean semiconductor manufacturer, has been hurt by weaker dynamic random access memory pricing due to a sluggish personal computer market. Stock selection within energy, financials, industrials and consumer discretionary and in India hurt performance. A higher than benchmark exposure to Brazil detracted from performance.

Emerging markets equities as a whole are currently trading at low relative valuations that we find compelling as long term investors.
However, we are aware valuations alone will not compel returns to improve across the asset class. We are looking for corporate profitability to improve and currencies and commodity prices to stabilize, among other things. If government and corporate reforms move forward, it could have a broad positive effect on earnings growth.

JNL/Lazard Emerging Markets Fund (Class A)

Average Annual Total Returns* for Class A Shares

1 Year

-18.69
%

5 Year

-5.20

Since Inception

1.55

(Inception date May 1, 2006)

Average Annual Total Returns* for Class B Shares

1 Year

-18.59
%

5 Year

-5.01

Since Inception

1.75

(Inception date May 1, 2006)

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund.
Performance results shown reflect the waiver, without which performance results would have been lower.

  JNL/Mellon Capital Funds
Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Emerging Markets Index Fund

Portfolio
Composition†:

Financials

27.0
%

Information Technology

20.1

Consumer Discretionary

9.7

Consumer Staples

7.8

Telecommunication Services

6.5

Energy

6.5

Materials

6.3

Industrials

6.3

Utilities

2.9

Health Care

2.9

Short Term Investments

4.0

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Mellon Capital Emerging Markets Index Fund

underperformed its benchmark by posting a return of -15.29% for Class A shares compared to -14.92% for the MSCI Emerging Markets Index. Fund
performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund seeks to
match the performance and overall characteristics of the MSCI Emerging Markets Index in a risk controlled and cost effective manner. Since the Fund is an index fund, its portfolio manager is not selecting specific securities to own but is trying to match the Fund’s overall weightings to the MSCI Emerging Markets Index weightings, while minimizing transactions costs.

Largest contributors to and detractors from the Fund’s performance: Tencent Holdings Ltd.

(+35.6%) and LG Chem Ltd. (+70.1%) contributed 0.6% and 0.1%, respectively, to the Fund’s return while MTN Group Ltd. (-55.2%) and Banco Bradesco SA (-55.4%) detracted -0.4% and -0.3%, respectively, from the Fund’s return. All sectors detracted from the Fund’s returns led by financials (-18.3%) and telecommunication services (-19.1%) which detracted -5.6% and
-1.5%, respectively, from the Fund’s return. Brazil (-41.1%), South Africa (-25.8%) and China (-8.4%) detracted -3.3%, -2.0% and -2.0%, respectively, from the Fund’s return, while there were no countries that individually contributed more than 0.1% to the Fund’s return.

JNL/Mellon Capital European 30 Fund

Portfolio
Composition†:

Financials

31.7
%

Consumer Discretionary

16.3

Consumer Staples

14.4

Industrials

11.6

Utilities

9.5

Health Care

6.5

Telecommunication Services

3.3

Energy

3.2

Materials

3.0

Investment Companies

0.2

Short Term Investments

0.3

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Mellon Capital European 30 Fund outperformed its benchmark by posting a return of -1.95% for Class A shares compared to -2.84% for the MSCI Europe Index.

The investment objective of the
Fund is to provide capital appreciation. The Fund uses a buy and hold strategy which seeks to achieve its objective by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index. The 30 companies are selected annually on the stock selection date which was in January 2015.

Largest contributors to and detractors from the
Fund’s performance: Vestas Wind Systems A/S

(+88.0%) and AXA SA (+26.3%) contributed 2.8% and 1.0%, respectively, to the Fund’s return while Delta Lloyd N.V. (-71.8%) and Aryzta AG (-34.2%) detracted -2.0% and -1.1%, respectively, from the Fund’s return. Industrials (+19.1%) and consumer staples
(+8.9%) contributed 1.7% and 1.3%, respectively, to the Fund’s return while utilities (-5.2%), and financials (-3.8%) detracted
-1.0% and -0.9%, respectively, from the Fund’s return. France (+10.1%) and Denmark (+34.9%) contributed 2.2% and 2.1%, respectively, to the Fund’s return while the Netherlands (-70.8%) and Germany (-11.5%) detracted -2.3% and -1.3%, respectively, from the Fund’s return.

JNL/Mellon
Capital Pacific Rim 30 Fund

Portfolio
Composition†:

Financials

26.0
%

Consumer Discretionary

15.4

Industrials

15.4

Utilities

9.1

Telecommunication Services

6.5

Information Technology

5.3

Consumer Staples

2.2

Materials

2.0

Investment Companies

1.8

Short Term Investments

16.3

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Mellon Capital Pacific Rim 30 Fund outperformed its benchmark by posting a return of 4.97% for Class A shares compared to 2.96% for the MSCI Pacific Index.

The investment objective of the Fund is to provide capital appreciation. The Fund is a buy and hold strategy which seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index. The 30 companies are selected annually on the stock selection date which was in January 2015.

Largest contributors to and detractors from the Fund’s performance: Nippon Telegraph and Telephone Corporation (+58.8%)
and Nitori Co. Ltd. (+56.8%) contributed 1.9% and 1.7%,

respectively, to the Fund’s return while First Pacific Co. Ltd. (-33.1%) and Jardine Cycle & Carriage Ltd.
(-21.4%) detracted -0.9% and -0.5%, respectively, from the Fund’s return. Consumer discretionary (+14.6%), utilities
(+16.3%) and telecommunication services (+21.6%) contributed 3.6%, 1.6% and 1.4%, respectively, to the Fund’s return while consumer staples (-15.6%) and materials
(-19.8%) detracted -0.9% and -0.7%, respectively, from the Fund’s return. Japan (+15.8%) and Australia (+10.0%) contributed 7.2% and 1.2%, respectively, to the Fund’s return while Singapore
(-16.2%) and New Zealand (-15.2%) detracted -2.2% and -0.5%, respectively, from the
Fund’s return.

  JNL/Mellon Capital Funds (continued)
Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital S&P 500 Index Fund

Portfolio
Composition†:

Information Technology

20.1
%

Financials

16.1

Health Care

14.7

Consumer Discretionary

12.5

Industrials

9.8

Consumer Staples

9.7

Energy

6.3

Utilities

2.9

Materials

2.7

Telecommunication Services

2.4

Short Term Investments

2.8

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Mellon Capital S&P 500 Index Fund underperformed its benchmark by posting a return of 0.87% for Class A shares compared to 1.38% for the S&P 500 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund is constructed to mirror the S&P 500 Index to provide long term capital growth and its investment objective is to match the performance of the index. Since the Fund is an index fund, its portfolio manager is not selecting specific securities to own but is trying to match the Fund’s overall weightings to the S&P 500 Index weightings, while minimizing transactions costs.

Largest contributors to and detractors from Fund performance: Amazon.com Inc. (+117.8%)
and Microsoft Corporation (+19.4%) contributed 0.8% and 0.4%, respectively, to the Fund’s return while Kinder Morgan Inc. (-64.7%) and Exxon Mobil Corporation
(-15.7%) detracted -0.2% and -0.2%, respectively, from the Fund’s return. Consumer discretionary (+10.0%) and information technology (+5.9%) each contributed 1.2% to the Fund’s return while energy (-21.1%) and financials (-1.5%) detracted -1.6%
and -0.4%, respectively, from the Fund’s return.

JNL/Mellon Capital S&P 400 MidCap Index Fund

Portfolio
Composition†:

Financials

25.4
%

Information Technology

15.6

Industrials

14.2

Consumer Discretionary

12.1

Health Care

9.2

Materials

6.1

Utilities

4.7

Consumer Staples

3.3

Energy

2.8

Telecommunication Services

0.2

Short Term Investments

6.4

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Mellon Capital S&P 400 MidCap Index Fund

underperformed its benchmark by posting a return of -2.69% for Class A shares compared to -2.18% for the S&P MidCap 400 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund is constructed to
mirror the S&P MidCap 400 Index to provide long term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations and its investment objective is to match the performance of the index. Since the Fund is an index fund, its portfolio manager is not selecting specific securities to own but is trying to match the Fund’s overall weightings to the S&P 400 MidCap Index weightings, while minimizing transactions costs.

Largest contributors to and detractors from the Fund’s return: Acuity Brands Inc.
(+66.9%), Extra Space Storage Inc.(+50.4%) and Salix Pharmaceuticals Ltd. (+50.4%) contributed 0.3%, 0.2% and 0.2%, respectively, to the Fund’s return while SunEdison Inc. (-73.9%), Polaris Industries Inc.(-43.2%) and Community Health Systems Inc. (-50.8%) detracted -0.3%, -0.3% and -0.2%, respectively, from the Fund’s return. Financials (+5.4%) and health care (+9.4%) contributed 1.3% and 0.8%, respectively, to the Fund’s return while energy
(-33.1%), consumer discretionary (-8.3%) and materials (-12.7%) detracted -1.4%, -1.2%, and -0.9%, respectively, from the Fund’s return.

JNL/Mellon
Capital Small Cap Index Fund

Portfolio
Composition†:

Financials

22.4
%

Industrials

15.5

Information Technology

15.2

Consumer Discretionary

12.8

Health Care

12.5

Materials

4.0

Utilities

3.8

Consumer Staples

2.6

Energy

2.3

Telecommunication Services

0.8

Short Term Investments

8.1

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Mellon Capital Small Cap Index Fund
under-

performed its benchmark by posting a return of -4.56% for Class A shares compared to -1.97% for the S&P SmallCap 600 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund is constructed to mirror
the S&P SmallCap 600 Index to provide long term capital growth of capital by investing in equity securities of small- to mid-size domestic companies and its investment objective is to match the performance of the index. Since the Fund is an index fund, its portfolio manager is not selecting specific securities to own but is trying to match the Fund’s overall weightings to the S&P SmallCap 600 Index weightings, while minimizing transaction costs.

Largest contributors to and detractors from the Fund’s performance: Piedmont Natural
Gas Company Inc. (+44.7%) and Heartland Payment Systems, Inc. (+75.8%) each contributed 0.2% to the Fund’s return while Men’s Wearhouse, Inc. (-66.8%) and PRA Group Inc. (-40.1%) detracted -0.2% and -0.1%, respectively, from the Fund’s return. Health care (+9.4%) and information technology
(+3.9%) contributed 0.9% and 0.7%, respectively, to the Fund’s return while consumer discretionary (-12.2%), industrials (-12.0%) and energy (-36.8%) detracted -1.8%, -1.4%, and -1.4%, respectively, from the Fund’s return.

  JNL/Mellon Capital Funds (continued)
Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital International Index Fund

Portfolio
Composition†:

Financials

24.6
%

Consumer Discretionary

12.5

Industrials

12.3

Health Care

11.5

Consumer Staples

11.3

Materials

6.3

Information Technology

4.9

Telecommunication Services

4.8

Energy

4.3

Utilities

3.6

Short Term Investments

3.9

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Mellon Capital International Index Fund underperformed its benchmark by posting a return of

-1.09% for Class A shares compared to -0.81% for the MSCI EAFE Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund is constructed to mirror the MSCI EAFE
Index to provide long term capital growth by investing in international equity securities and attempting to match the characteristics of each country within the index. The Fund’s investment objective is to match the performance of the index.
Since the Fund is an index fund, its portfolio manager is not selecting specific securities to own but is trying to match the Fund’s overall weightings to the MSCI EAFE Index weightings, while minimizing transaction costs.

Largest contributors and detractors from the Fund’s performance: Novo Nordisk A/S Class B (+37.6%) and Anheuser-Busch InBev NV

(+9.4%) contributed 0.2% and 0.1%, respectively, to the Fund’s return while Banco Santander SA (-41.5%), Glencore Plc (-71.2%) and Royal Dutch Shell Plc Class A (-33.0%) detracted -0.3% each from the Fund’s return. Consumer staples
(+9.3%) and health care (+8.3%) contributed 1.1% and 0.9%, respectively, to the Fund’s return while materials (-16.6%), energy (-18.1%) and financials (-2.9%) detracted -1.2%, -0.9% and -0.8%, respectively, from the Fund’s return. Japan
(+10.0%) and Denmark (+24.4%) contributed 1.7% and 0.3%, respectively, to the Fund’s return while the UK (-4.3%), Australia (-9.8%) and Spain (-15.9%) detracted -0.7%, -0.6% and -0.6%, respectively, from the Fund’s return.

JNL/Mellon Capital Bond Index Fund

Portfolio
Composition†:

Government Securities

40.4
%

U.S. Government Agency Mortgage-Backed Securities

27.8

Financials

8.0

Energy

2.7

Health Care

2.4

Non-U.S. Government Agency Asset-Backed Securities

2.0

Consumer Discretionary

1.9

Information Technology

1.8

Consumer Staples

1.7

Utilities

1.6

Industrials

1.4

Telecommunication Services

1.1

Materials

0.9

Short Term Investments

6.3

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Mellon Capital Bond Index Fund underperformed its benchmark by posting a return of -0.12% for Class A shares compared to 0.55% for the Barclays U.S. Aggregate Bond Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund is constructed utilizing a combination of stratified sampling, characteristics matching and replication in order to match the key

performance driving characteristics of the Barclays U.S. Aggregate Bond Index. The Fund’s investment objective is to match the performance of the Barclays U.S. Aggregate Bond Index. The Fund
is constructed to mirror the index to provide a moderate rate of income by investing in domestic fixed income investments.

The
fixed income markets turned in a rather dreary year with insignificant moves in terms of rates and pricing across the yield curve. The yield of the 30-year Treasury bond rose from 2.75% at the end of 2014 to 3.01% at the end of 2015, while the yield on the 10-year Treasury note rose 10 basis points, from 2.17% at the close of 2014 to 2.27% at the end of 2015.

The U.S. economy
grew at an annualized rate of about 2.0% in the third quarter, while the average growth rate over the past four quarters stands at 2.1%. The underlying data points to very strong consumption growth, but weakness in investment demand was likely due to a lack of investment demand from the energy sector. U.S. headline Consumer Price Index inflation remains very low at around 0.7% year over year (December 2015 over December 2014).

Despite the relatively modest recent gross domestic product growth the Federal Open Market Committee lifted the Federal Funds rate by 25 basis points at its December meeting, the first rate hike in over nine years. Further rate hikes will be gradual and data dependent. Market participants expect as many as four rate hikes in 2016 to occur at the March, June, September and December meetings. The overall language in both the statement and Janet Yellen’s press conference sounded dovish.

Within the Barclays U.S. Aggregate Bond Index, excess
returns over duration neutral Treasuries were negative on all major indices. Within the corporate sector, financial institutions outperformed in anticipation of the U.S. Federal Reserve raising interest rates. The total return of the Treasury sector of the Barclays U.S. Government Index was 0.84% for the year, as measured by the Barclays U.S. Treasury Index, led by intermediate Treasuries which rose 1.18%, while long Treasuries fell -1.21%, as measured by the Barclays Intermediate U.S. Treasury Index and Barclays Long Term U.S. Treasury Index, respectively. The corporate sector underperformed Treasuries by 1.52%, and was modestly lower on a total return basis
(-0.68%) as measured by the Barclays U.S. Corporate Investment Grade Index. Among corporates, long industrials (-5.83%) and long utilities
(-3.64%) were notable underperformers versus duration-neutral Treasuries. On a total return basis the securitized sector rose 1.47%, with mortgaged-backed securities gaining 1.51%. Both slightly underperformed duration neutral Treasuries.

  JNL/Mellon Capital Funds (continued)
Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Utilities Sector Fund

Portfolio
Composition†:

Utilities

97.5
%

Short Term Investments

2.5

Total Investments

100.0
%

 †Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Mellon Capital Utilities Sector Fund underperformed its benchmark by posting a return of -5.41% for
Class A shares compared to -4.74% for the MSCI USA IMI Utilities Index (Gross). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of an index that measures the performance of the utilities sector of the U.S. equity market. The Fund invested under normal circumstances at least 80% of its assets in the stocks in the MSCI USA IMI Utilities Index in proportion to their market capitalization weightings in the MSCI USA IMI Utilities
Index. Since the Fund is an index fund, its portfolio manager is not selecting specific securities to own but is trying to match the Fund’s overall weightings to the index weightings, while minimizing transactions costs.

Largest contributors to and detractors from the Fund’s performance: TECO Energy Inc. (+30.1%) and NiSource Inc.
(+20.7%) each contributed 0.3% to the Fund’s return while Exelon Corporation (-25.1%), Duke Energy Corporation (-14.5%) and NRG Energy Inc. (-56.3%) detracted -1.0%,
-0.9% and -0.8%, respectively, from the Fund’s return. Utilities (-4.8%) and energy
(-3.2%), the only sectors in the Fund, detracted -4.8% and -0.01%, respectively, from the Fund’s return.

JNL/Mellon Capital Emerging Markets Index Fund (Class A)

Average Annual Total Returns* for Class A Shares

1 Year

-15.29
%

Since Inception

-4.08

(Inception date August 29, 2011)

Average Annual Total Returns* for Class B Shares

1 Year

-15.18
%

Since Inception

-3.91

(Inception date August 29, 2011)

JNL/Mellon Capital European 30 Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

-1.95
%

5 Year

4.48

Since Inception

6.22

(Inception date October 6, 2008)

Average Annual Total Returns for Class B Shares

1 Year

-1.82
%

5 Year

4.69

Since Inception

6.42

(Inception date October 6, 2008)

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Funds investment adviser waived/reimbursed certain expenses of the Fund.
Performance results shown reflect the waiver, without which performance results would have been lower.

  JNL/Mellon Capital Funds (continued)
Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Pacific Rim 30 Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

4.97
%

5 Year

6.05

Since Inception

8.51

(Inception date October 6, 2008)

Average Annual Total Returns for Class B Shares

1 Year

5.16
%

5 Year

6.27

Since Inception

8.72

(Inception date October 6, 2008)

JNL/Mellon Capital S&P 500 Index Fund (Class
A)

Average Annual Total Returns* for Class A Shares

1 Year

0.87
%

5 Year

11.94

10 Year

6.67

Average Annual Total Returns* for Class B Shares

1 Year

0.86
%

5 Year

12.13

10 Year

6.86

JNL/Mellon Capital S&P 400 MidCap Index Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

-2.69
%

5 Year

10.16

10 Year

7.56

Average Annual Total Returns for Class B Shares

1 Year

-2.77
%

5 Year

10.31

10 Year

7.75

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Funds investment adviser waived/reimbursed certain expenses of the Fund.
Performance results shown reflect the waiver, without which performance results would have been lower.

  JNL/Mellon Capital Funds (continued)
Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Small Cap Index Fund (Class A)

[1]

Effective September 28, 2015, the Fund changed its primary benchmark from the Russell 2000 Index to the S&P SmallCap 600 Index because the index construction methodology of the S&P SmallCap 600 Index makes it less susceptible to front-running than the Russell 2000 Index and securities within the S&P SmallCap 600 Index are generally more liquid than the Russell 2000 Index.

Average Annual Total Returns for Class A Shares

1 Year

-4.56
%

5 Year

8.92

10 Year

6.32

Average Annual Total Returns for Class B Shares

1 Year

-4.39
%

5 Year

9.11

10 Year

6.52

JNL/Mellon Capital International Index Fund (Class
A)

Average Annual Total Returns for Class A Shares

1 Year

-1.09
%

5 Year

3.15

10 Year

2.47

Average Annual Total Returns for Class B Shares

1 Year

-1.00
%

5 Year

3.35

10 Year

2.67

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

  JNL/Mellon Capital Funds (continued)
Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Bond Index Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

-0.12
%

5 Year

2.64

10 Year

3.85

Average Annual Total Returns for Class B Shares

1 Year

0.15
%

5 Year

2.83

10 Year

4.06

JNL/Mellon Capital Utilities Sector Fund (Class A)

[1]

Effective December 31, 2015, the Fund changed its primary benchmark from the MSCI USA IMI Utilities Index (Net) to MSCI USA IMI Utilities Index (Gross) to
increase transparency and better reflect the tax-advantaged nature of the Fund.

Average Annual Total Returns for Class A Shares

1 Year

-5.41
%

Since Inception

5.24

(Inception date April 29, 2013)

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

  JNL/Morgan Stanley Fund
Morgan Stanley Investment Management Inc. (Unaudited)

JNL/Morgan Stanley Mid Cap Growth Fund

Portfolio
Composition†:

Information Technology

28.6
%

Health Care

17.6

Consumer Discretionary

14.9

Consumer Staples

7.1

Financials

6.4

Industrials

5.1

Purchased Options

0.2

Short Term Investments

20.1

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Morgan Stanley Mid Cap Growth Fund underperformed its benchmark by posting a return of -4.32% for Class A shares compared to -0.20% for the Russell Midcap Growth Index.

The Fund’s
underperformance during the year was driven by stock selection, with most of the relative losses occurring in information technology (“IT”), consumer staples and health care. Global communications platform Twitter Inc.
(“Twitter”) was the largest detractor in both IT and

the overall Fund for the year. Twitter’s shares have been plagued for some time by concerns around user growth, which has generally disappointed Wall Street expectations. While we continue to monitor the situation, we believe the reach of Twitter’s global platform is far greater than its registered user base, and accordingly that the company has a sizeable opportunity to monetize user engagement via various advertising solutions.
In consumer staples, relative results were hurt by Green Mountain Coffee Roasters Inc., a leading single serve coffee provider. The company’s poor execution around the launch of its 2.0 coffee brewer resulted in weaker than expected fundamentals, and both the price point and timeline to launch its new cold beverage system had also disappointed investors. Although the shares spiked in early December on news that the company agreed to be acquired by privately held JAB Holding Co.
at an 80% premium, the stock detracted from performance for the year overall.

However, the Fund’s relative underperformance was partially offset by relative gains from stock selection and an underweight position in industrials. Verisk Analytics Inc. was the sector’s top contributor to performance, as its share price rose on the company’s strong execution.

Additionally, the Fund’s lack of exposure to some of the market’s weaker performing sectors, including energy, materials, telecommunication services and utilities, was advantageous to relative performance during this year.

Our team continues to focus on
bottom-up stock selection and the long term outlook for companies owned in the Fund; accordingly, we have had very little turnover in the Fund to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At year end, the Fund’s largest sector weights were IT, health care and consumer discretionary. Conversely, the Fund had no exposure to energy, materials, telecommunication services and utilities.

JNL/Morgan Stanley Mid Cap Growth Fund (Class A)

      Average Annual
Total Returns* for Class A Shares

1 Year

-4.32
%

Since Inception

6.46

(Inception date April 30, 2012)

Average Annual Total Returns* for Class B Shares

1 Year

-4.15
%

Since Inception

6.67

(Inception date April 30, 2012)

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

* The Fund’s investment adviser waived/reimbursed certain expenses of the
Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

  JNL Multi-Manager Alternative Fund
Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Alternative Fund

Portfolio
Composition†:

Financials

12.7
%

Consumer Discretionary

9.0

Information Technology

8.1

Health Care

7.4

Government Securities

7.1

Industrials

5.3

Energy

4.7

Materials

4.4

Consumer Staples

4.1

Telecommunication Services

2.3

Investment Companies

1.4

Utilities

0.9

Non-U.S. Government Agency Asset-Backed Securities

0.6

Purchased Options

0.2

U.S. Government Agency Mortgage-Backed Securities

0.1

Short Term Investments

31.7

Total Investments

100.0
%

†Total Investments as of December 31, 2015

The JNL Multi-Manager Alternative Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated Sub-Advisers. Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The
Adviser is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser and to cash.

For the period April 27, 2015 to December 31, 2015, JNL Multi-Manager Alternative Fund outperformed its benchmark by posting a return of
-4.30% for Class A shares compared to -5.06% for the Wilshire Liquid Alternative Index.

The
primary contributor to the Fund’s performance relative to its benchmark was the performance of the underlying strategies relative to their respective internal benchmarks. The most significant individual contributor to relative performance was Invesco’s equity market neutral strategy, which returned 6.30% during the period. In addition, the Fund’s remaining long/short equity strategies modestly outperformed, as FPA’s strategy returned -4.40% and Lazard’s Equity Long/Short Strategy returned -5.70%, versus -5.93% for the Wilshire Liquid Alternative Equity Hedge Index. The most significant detractor from relative performance was the Fund’s overweight to event driven strategies, along with significant underperformance of Babson Capital’s and Visium’s event driven and merger arbitrage strategies.

Babson Capital Management, LLC (“Babson Capital”)

For the Fund’s allocation to the event driven and merger arbitrage strategy, Babson Capital invests in
U.S. equity and fixed income securities. At December 31, 2015, the Fund’s allocation to this strategy was 11.2%.

During the
period, this strategy was negatively impacted by volatility in the small cap equity and high yield bond and loan markets and strategy performance was slightly below the Russell 2000 Index.

The primary driver of performance for the period was this strategy’s long/short equity exposure. Multiple company acquisitions benefitted performance, with this strategy’s top four gainers all announcing or completing buyouts in the period. While exposure to energy, the worst performing sector in the Russell 2000 Index, was limited, this strategy’s exposure to industrials and materials was a drag on performance. Oil and gas prices continued their decline, the economic slowdown in China gained momentum, and the U.S.
Dollar strengthened throughout the year, all of which impacted industrial and materials companies in the U.S.

Throughout the period, this strategy maintained an allocation to high yield bonds and loans. Towards the end of 2015, these markets declined as investors witnessed the first interest rate hike in nine years. In addition, fears rose over rising defaults in energy and potential knock on effects.

BlueBay Asset Management LLP (“BlueBay”)

For the Fund’s allocation to the relative value strategy, BlueBay invests in global investment grade fixed income securities. At December 31, 2015, the Fund’s allocation to this strategy was 11.3%.

The calendar year started
strongly supported by accommodative monetary policies, a bounce in oil prices and inflows into the asset class. This turned in the summer as oil gave back its first quarter gains, other commodities continued to fall and fears about Greece leaving the Eurozone

came to the fore. The latter was eventually resolved, but going into the autumn, nearly all risk assets were negatively impacted by concerns over the state of the global economy, malaise in emerging markets and the U.S. Federal Reserve’s (“Fed”) first rate increase for nearly 10 years.

In the second
half of the year, leveraged finance in particular was adversely impacted by the rise in idiosyncratic risk (even in defensive sectors), unstable investor flows notably for spe-

cial situation investors and deterioration in secondary market liquidity.

This strategy was not immune to this volatility and took market losses on a number of its opportunistic names as well as those in the oil sector. However, it was able to outperform its benchmarks given gains from some of its event driven names, prudent management of cash and its core positions being focused on high quality credits.

  JNL Multi-Manager Alternative Fund (continued)
Jackson National Asset Management, LLC (Unaudited)

First Pacific Advisers, LLC (“FPA”)

For the Fund’s allocation to the equity long/short strategy, FPA invests in common and preferred stocks, convertible securities and corporate, high yield and government debt. At December 31, 2015, the Fund’s allocation to this strategy was 12.7%.

The S&P 500 Index increased 1.38% in 2015, but declined -1.58% in December. S&P 500 Index performance was markedly influenced by just five stocks or 1% of the companies in the S&P 500 Index – Amazon.com Inc., Facebook Inc., General Electric Co., Google Inc. and Microsoft Corp.

– which as a group added approximately 2.9% to the index’s return. Excluding these names, the index would have declined -1.5%. Like 2014, growth companies fared better than value. As evidence, the Russell 3000 Index returned 0.48% in 2015 but the Russell 3000 Value Index declined -4.13%. And, all else equal, the bigger the company, the better its performance. S&P 500 Index companies with market caps above $100 billion returned 4.39% last year but those below $5 billion declined -19.60%.

For the period, this strategy underperformed the S&P 500 Index. Investments in
Microsoft Corp., Alphabet Inc. (formerly known as Google Inc.), General Electric Co., American International Group Inc. and Thermo Fisher Scientific Inc. contributed to returns. Positions in Oracle Corp., Meggitt Plc., Joy Global Inc., Alcoa
Inc. and Canadian Natural Resources Ltd. were detractors with the latter three declining amidst broad commodity weakness. FPA’s allocation to non-investment grade bonds remains small and has yet to meaningfully impact returns.

Invesco Advisers, Inc. (“Invesco”)

For the Fund’s allocation to the equity long/short strategy, Invesco invests in U.S. stocks. At
December 31, 2015, the Fund’s allocation to this strategy was 15.0%.

For the period, this strategy outperformed major market
equity, bond and hedge fund indexes over the same period. 2015 was a challenging year to harvest returns as several global macro factors dominated the landscape leading to weak market returns.

Invesco builds a market neutral portfolio solely of U.S. stocks across the capitalization range that is dollar, beta, and sector/industry neutral. As a result, this strategy’s return is not influenced by the direction of the market but is sourced from manager skill in picking long and short stocks. Specifically in a flat to declining market return environment like 2015, if the long holdings decline less in value than the short holdings, this strategy is able to produce a positive return. For the period this strategy produced positive returns in nine of ten equity sectors led by energy, information technology and consumer discretionary. Financials was the sole detractor as the long holdings declined more in value than the short holdings.

Volatility is expected to rise in 2016 given that the same macro factors dominating the 2015 landscape are likely to persist. In this environment, this strategy may continue to provide diversification benefits.

Lazard Asset Management, LLC (“Lazard”)

Lazard manages two separate strategies for the Fund: the equity long/short strategy and the relative value strategy.

Equity Long/Short Strategy: For the Fund’s allocation to the equity long/short strategy, Lazard invests primarily in world equities, including emerging markets. At December 31, 2015, the Fund’s allocation to this strategy was 12.7%.

During the
period, the team continued to adhere to its fundamental, bottom-up process to identify investments with attractive asymmetric risk/reward profiles. The implementation of our portfolio management dashboard, which monitors macro and flow indicators, was aimed at improving execution and market timing. The subject of the Fed’s first rate hike combined with persisting concerns about China’s growth and low commodity prices resulted in increased market volatility and uncertainty, steering many investors away from fundamentals and valuations towards momentum.

For the period, this strategy outperformed the Wilshire
Liquid Equity Alternative Hedge Index. One factor that detracted from performance over the period was turmoil in emerging markets. For example, during the Chinese stock market rout in June, this strategy benefitted from the domestic A-shares rally as Hong Kong shares were lifted by the improved sentiment in Shanghai and as a result, some of the longs in Hong Kong were closed or trimmed. A small portion of remaining exposure was left, which suffered when the risk off sentiment impacted positions in other emerging markets. Falling oil prices also had a significant impact on this strategy’s performance. Although this strategy’s exposure to oil has been small relative to the total net exposure, the beta of some of the individual components was high (EnCana Corp.,
Premier Oil Plc). As oil prices approached critical levels, there was a performance dislocation between some of this strategy’s long positions and hedges.

Relative Value Strategy: For the Fund’s allocation to the relative value strategy, Lazard invests primarily in convertible securities, equity and debt that have been evaluated on relative valuation and risk attributes. At December 31, 2015, the Fund’s allocation to this strategy was 11.0%.

For the period, this strategy outperformed its respective benchmark. Generally speaking, over the period, this strategy benefitted from portfolio level hedges. This included both macro equity and interest rate hedges, which positively offset periodic risk off in the market as well as the rise in interest rates.

Conversely, this strategy was negatively impacted by a widening of spreads and an overall reduction in risk appetite that affected the credit component of many convertibles. In addition, convertibles cheapened relative to fair value as the market was slow to incorporate the full value of increased equity volatility. Lastly, and specifically relevant to the second quarter of the year, this strategy was impacted by its marginal commodity and natural resource related exposure. Although a relatively small exposure, commodity names continue to be a headwind. The fourth quarter in particular was an exceedingly difficult time in the credit markets. This dynamic, and overall increased volatility in equities, provide a constructive outlook for many of the core trading opportunities in convertibles.

  JNL Multi-Manager Alternative Fund (continued)
Jackson National Asset Management, LLC (Unaudited)

Visium Asset Management, LP (“Visium”)

For the Fund’s allocation to the event driven and merger arbitrage strategy, Visium invests in equity and fixed income securities of primarily North American companies. At December 31, 2015, the Fund’s allocation to this strategy was 8.2%.

This strategy experienced losses driven primarily by weakness in event driven holdings. Detractors included long positions in SunCoke
Energy Inc., MGM Resorts International, B/E Aerospace Inc., Brookdale Senior Living Inc. and Hertz Global Holdings Inc. Positive contributors included long positions in eBay Inc., Pinnacle Entertainment Inc., Gannett Co Inc., Nuance Communications Inc., Williams Companies Inc., and Health Net Inc. Losses in event driven long positions were partly offset by gains in short positions in Allstate Corp., Johnson Controls Inc., Huntsman Corp., Sysco Corp. and GNC Holdings Inc. Short positions in several industry and market index ETFs positively contributed. The position in Molson Coors
Brewing Co. generated gains as a result of positive implications from the potential deal between Anheuser-Busch InBev

NV-ADR and SABMiller Plc. The merger arbitrage sub-strategy posted modest gains. Equity markets experienced a robust merger environment, surpassing the previous peak established in 2008. Against the backdrop of accommodating central bank policy, artificially low interest rates and a slow worldwide growth rate, a record number of companies across all industries looked to merger and acquisitions in 2015 as a way to grow earnings.

Western Asset Management Company (“Western
Asset”)

For the Fund’s allocation to the relative value strategy, Western Asset invests in fixed income securities. At December 31, 2015, the Fund’s allocation to this strategy was 12.7%.

For the period, this strategy outperformed
the Wilshire Liquid Alternative Global Macro Index. High yield credit exposure has been the largest detractor from performance as spreads have widened significantly since inception of the Fund. Investment grade credit has also been a detractor as spreads have widened, albeit to a much lesser extent. Emerging markets (“EM”)

foreign exchange has been a significant detractor, mainly as a result of long exposures to the Brazilian Real, Russian Ruble and Mexican Peso, but their negative effect was partially offset by a short exposure to the Colombian Peso, as all of these currencies have weakened versus the U.S. Dollar over the period. EM debt, particularly Brazilian and Colombian sovereign and corporate bonds and interest rate swap exposures, has also detracted from performance as yields in these countries have risen over the period.

This strategy’s overall duration and curve positioning has been a significant contributor, offsetting about half of the negative performance from risk assets over the period, particularly in July and December as the U.S. Treasury curve flattened significantly. Developed markets foreign exchange has also been a meaningful contributor, mainly as a result of this strategy’s short Euro position. A short Japanese Yen position was also positive but the effect was mostly offset by a long exposure to the Canadian Dollar, as all of these currencies have weakened.

JNL Multi-Manager Alternative Fund (Class A)

  Total Return*
for Class A Shares

Since inception

-4.30
%

(Inception date April 27, 2015)

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund.
Performance results shown reflect the waiver, without which performance results would have been lower.

  JNL Multi-Manager Small Cap Growth Fund   Jackson National
Asset Management, LLC (Unaudited)

JNL Multi-Manager Small Cap Growth Fund (formerly JNL/Eagle SmallCap Equity Fund)

Portfolio
Composition†:

Information Technology

23.8
%

Health Care

23.5

Consumer Discretionary

14.3

Industrials

12.7

Financials

4.9

Consumer Staples

2.8

Materials

2.6

Telecommunication Services

1.0

Energy

0.5

Short Term Investments

13.9

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL Multi-Manager Small Cap Growth Fund underperformed its benchmark by posting a return of -4.68% for Class A shares compared to -1.38% for the Russell 2000 Growth Index.

For the period January 1, 2015 to September 27, 2015 the Fund was named JNL/Eagle SmallCap Equity Fund and was sub-advised by Eagle Asset Management, Inc. and posted a return of -4.69% for Class A shares compared to -2.96% for the Russell 2000 Growth Index.

During this period, the Fund trailed most notably in consumer discretionary and financials while finishing ahead in industrials and materials on a relative basis. The Fund’s worst performing stocks were Genesco Inc., Universal Electronics Inc., FXCM Inc., Vitamin Shoppe Inc. and
Spectranetics Corp. The Fund’s top performing stocks were Anacor Pharmaceuticals Inc., JetBlue Airways Corp., Thoratec Corp., Receptos Inc. and Martin Marietta Materials Inc.

The Fund’s most significant sector weighting changes came from increasing exposure to health care (through purchases of HealthSouth Corp., Neurocrine Biosciences Inc. and Dyax Corp.) and decreasing exposure to financials (through sales of Home Loan Servicing Solutions Ltd. and Two Harbors Investment Corp.).

Effective September 28, 2015, the Fund’s name was changed to JNL Multi-Manager Small Cap Growth Fund.
At this time the Fund’s investment strategy was changed to a multi-manager strategy which seeks to achieve its investment objective by investing in a variety of small cap growth strategies managed by unaffiliated Sub-Advisers. Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

For the period September 28, 2015 to December 31, 2015, the Fund posted a return of 3.69% for Class A shares compared to 5.49% for the
Russell 2000 Growth Index.

Under the Fund’s new multi-manager format, two of its three subadvisors underperformed during the period amid a somewhat choppy last few months to 2015. RS, which manages a majority of the Fund’s assets, was mostly flat (-0.10%) in trailing the Russell 2000 Growth Index benchmark. A disappointing December by LMCG contributed to its -1.40% return for the period. GIM was the lone standout in slightly outperforming the benchmark.

Granahan Investment Management, Inc. (“GIM”)

GIM’s small cap advantage strategy invests in stocks of smaller growth-oriented companies, ranging from micro cap to mid cap. At December 31, 2015, the Fund’s allocation to GIM was 21.1%.

For the strategy
GIM utilizes, disciplined stock-by-stock selection drives the process; resulting sector weightings are secondary.

During the
period, this strategy’s performance was slightly above the benchmark. Sector allocation was positive and stock selection was slightly negative. Strong stock selection in overweighted producer durables contributed nicely to performance. Stock selection in consumer discretionary, materials and consumer staples also helped relative performance. The overweight in strong performing technology was a plus, as was an underweight in poor performing consumer discretionary and energy.

While 4 of the top 10
contributors were health care holdings, several health care pioneers hurt performance, and this strategy’s significant underweight in this strong performing sector was a negative. Several financial holdings also weighed on performance.

This
strategy is significantly overweight in producer durables and technology. Of particular interest are well positioned special situation and core growth producer durables companies, and pioneer and core growth technology companies. Lifecycle categories (pioneer, core growth and special situation) each have a distinct performance driver, thus providing additional diversification and risk mitigation.

LMCG Investments, LLC (“LMCG”)

LMCG’s small cap growth strategy invests in common stocks and other equity securities of small cap companies. At December 31, 2015, the Fund’s allocation to LMCG was 21.6%.

Stock selection drives investment results,
and relative weakness in some key names in the health services, non-bank financials and building products contributed to a performance shortfall during the period. On a sector basis, this strategy outperformed in consumer discretionary, led by strong performance from media names.

While health care as a whole has performed relatively well recently, the final few months of 2015 were especially challenging for public hospital names. This group and other health services stocks have traded lower on growing concerns around how the Affordable Care Act may impact hospital admissions, patient volumes and health care staffing needs going forward. Team Health Holdings Inc., which provides outsourced health care staffing, and Community Health Systems Inc., an operator of hospitals, are among our key positions and declined with the group over the period. PRA Group Inc. (“PRA”) and Marcus & Millichap Inc. underperformed in financials, offset somewhat by a strong gain from
Great Western Bancorp Inc. Key positive contributors included Cogent Communications Holdings Inc. in telecommunication services and semiconductor name M/A-COM Technology Solutions Holdings Inc. in information technology.

RS Investment Management Co., LLC (“RS”)

RS’s custom growth strategy invests in small and mid capitalization companies. At
December 31, 2015, the Fund’s allocation to RS was 57.3%.

During the period, this strategy’s performance relative to
the benchmark was hindered in
partic-

ular by stock selection in health care and producer durables, while stock selection within technology and energy were positive contributors cushioning relative performance.

This strategy benefited from very strong performance by Ligand Pharmaceuticals Inc.
(“Ligand”). Ligand diversifies its risk and profit potential by identifying a range of promising drugs under development by other biotechnology

  JNL Multi-Manager Small Cap Growth Fund (continued)
Jackson National Asset Management, LLC (Unaudited)

RS Investment Management Co., LLC (“RS”) (continued)

and pharmaceutical companies. Ligand then acquires rights to the future royalties from these drugs.
Royalties on profitable drugs offer a stable, proven source of income that is less susceptible to development risks and other market pressures. This strategy continues to hold Ligand because of its long term growth potential.

Investment in PRA negatively impacted the strategy’s performance. PRA buys delinquent debt from creditors, often for pennies on the dollar, and then deploys innovative debt collection methods and cutting-edge technology to recover payment on the debt. Recently the pricing dynamics within the market have changed, as credit card companies have retrenched in the

face of increased regulatory scrutiny. Less supply has meant higher pricing for charged-off credit accounts. As a result, the stock traded lower, negatively impacting this strategy’s performance during the period. Given the changing market environment that has impacted PRA’s business, the position was sold.

JNL Multi-Manager Small Cap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

-4.68
%

5 Year

7.29

10 Year

8.06

Average Annual Total Returns for Class B Shares

1 Year

-4.47
%

5 Year

7.52

10 Year

8.28

Granahan Investment Management, Inc., LMCG Investments, LLC, and RS Investment Management Co. LLC assumed portfolio management responsibility on September 28, 2015.

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

  JNL Multi-Manager Small Cap Value Fund   Jackson National
Asset Management, LLC (Unaudited)

JNL Multi-Manager Small Cap Value Fund (formerly JNL/Franklin Templeton Small Cap Value Fund)

Portfolio
Composition†:

Financials

33.9
%

Industrials

15.6

Consumer Discretionary

10.7

Information Technology

10.1

Health Care

6.0

Utilities

3.8

Materials

3.6

Energy

3.1

Consumer Staples

2.9

Telecommunication Services

0.4

Short Term Investments

9.9

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL Multi-Manager Small Cap Value Fund
underperformed its benchmark by posting a return of -9.44% for Class A shares compared to -7.47% for the Russell 2000 Value Index.

For the period January 1, 2015 to September 27, 2015 the Fund was named JNL/Franklin Templeton Small
Cap Value Fund and was sub-advised by Franklin Advisory Services, LLC and posted a return of -9.61% for Class A shares compared to -6.94% for the Russell 2500 Value Index.

During this period, most sectors aided Fund performance relative to the Russell 2500 Value Index, particularly stock selection in financials. StanCorp Financial Group Inc., an insurance provider, received a cash takeover offer from Meiji Yasuda Life Insurance Co., Ltd. at nearly a 50% premium to the prior day’s closing price. Some other noteworthy contributors were from health care. Gerresheimer AG, a health care focused glass and plastics products provider, benefited from strategic moves intended to improve the long term return profile of its business. Hill-Rom Holdings Inc., a provider of medical technologies and related health care services, recorded positive sales and adjusted earnings trends due to increased demand from the hospital sector.

In contrast, materials and energy detracted from performance as reduced market demand and falling oil and gasoline prices impacted securities. Axiall Corp., a chemical and building products manufacturer, was hurt by weaker than expected end market pricing due to industry wide chloralkali capacity expansions and still relatively weak demand. A sharp drop in oil prices that began in mid 2014 weighed on Unit Corp., an onshore provider of drilling rigs, pipeline operator and exploration and production company. A subsequent reduction in its rig count was also expected to hinder earnings. Bristow Group Inc., an oil and gas helicopter services provider, experienced weaker than expected demand as oil companies sought to materially reduce expenses in light of the substantial oil price decline.

Effective September 28, 2015, the Fund’s name was changed to JNL Multi-Manager Small Cap Value
Fund. At this time the Fund’s investment strategy was changed to a multi manager strategy which seeks to achieve its investment objective by investing in a variety of small cap value strategies managed by unaffiliated Sub-Advisers. Each
Sub-Adviser invests in common stocks of small capitalization companies but may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser. Also at this time, the Fund’s primary benchmark was changed to the Russell 2000 Value Index.

For the period September 28, 2015 to December 31, 2015, the Fund posted a return of

2.43% for Class A shares compared to 3.66% for the Russell 2000 Value Index.

All four of the Fund’s sub-advisors underperformed during the period amid a somewhat choppy last few months to 2015. CAB was the best performer in gaining 0.40% during the period, while CAM was the poorest – returning -0.40%. CCM and CEP finished just slightly higher.

Century Capital Management, LLC (“CCM”)

At December 31, 2015, the Fund’s allocation to CCM was 21.9%.

The top performing sector in the Russell 2000 Value Index during the period was information technology, which outperformed more commodity or interest rate driven sectors. Energy was the worst performing sector as the price of oil continued its downward trend. Relative to the benchmark, this strategy underperformed during the period.

Generally, energy stocks tend to trade together as a group. However, CCM has found that steeper down market environments often create intriguing investment opportunities and believes the market doesn’t tend to properly put a premium value on those companies best positioned for a lower oil price environment. CCM’s fundamental analysis in this sector is focused on identifying the well capitalized energy companies with oil extraction cost advantage. The top contributors to relative performance during the period were health care and consumer discretionary. This strategy’s top contributing holdings were Lumber Liquidators Holdings Inc., Education Realty Trust, Inc., Insulet Corp., Constant
Contact, Inc., and Charles River Laboratories International, Inc. The top detractors to relative performance during the period were financials and industrials. This strategy’s top detracting holdings were Intrepid Potash Inc., BofI Holding
Inc., Western Refining Inc., Big Lots Inc. and Spirit Airlines Inc.

Chicago Equity Partners, LLC (“CEP”)

At December 31, 2015, the Fund’s allocation to CEP Sub-Adviser was 27.3%.

Stocks recovered in the fourth quarter, with the Russell 2000 Value Index up 2.88% for the fourth quarter, but down -7.47% for the year. Size favored large caps in the quarter and year, and from a style perspective, growth outperformed value across the size spectrum both in the fourth quarter and for 2015. Therefore, the market segment with lowest return was small cap value.

Even though this small cap value strategy recorded one of its best excess returns in the third quarter, this strategy saw a reversal in performance during the fourth quarter. Momentum factor group performance was weak in October, dragging the quarterly average negative.

Value, quality and growth factor groups were on average positive for the period, but below the long term average. Therefore, the choppy performance during the period resulted in
com-

pressed quintile rank spreads, with little difference between top and bottom ranked stocks in the period. This strategy’s top ranked stocks underperformed in non-cyclicals and energy, and there was less information from the bottom ranked stocks in technology, non-cyclicals and cyclicals sectors. This led to underperformance for the period.

  JNL Multi-Manager Small Cap Value Fund (continued)
Jackson National Asset Management, LLC (Unaudited)

Cooke & Bieler L.P. (“CAB”)

At December 31, 2015, the Fund’s allocation to CAB was 28.4%.

Small cap value stocks recouped some of their third quarter losses during the fourth quarter, but their performance lagged that of their mid and large cap counterparts. This strategy started off strong, outperforming the Russell 2000 Value Index during the first two months of the quarter. Given the high quality characteristics of its holdings, this strategy performed best in the weakest sectors, namely energy, consumer discretionary and materials where companies held demon-

strated good fundamental progress during the period. Standout performers included Sally Beauty Holdings Inc., World Fuel Sources Corp. and Schweitzer-Mauduit International Inc. Relative
performance, however, turned negative in early December concurrent with the change in the market environment and related flight to yield. As a result, this strategy lagged the Russell 2000 Value Index for the full period.

During the December period of underperformance two primary factors – essentially equal in magnitude – explained results:
strong

rally in real estate investment trusts (“REITs”) and utilities, where this strategy is significantly underweighted for fundamental and/or valuation reasons, and the disappointing performance of three individual stocks, Kennametal Inc., MoneyGram International Inc. and Steelcase Inc.

CAB remains constructive
on this strategy’s collection of reasonably valued, financially strong, well positioned companies as well as their ability to grow earnings and compound value at an above average rate.

Cortina Asset Management, LLC (“CAM”)

At December 31, 2015, the Fund’s allocation to CAM was 22.4%.

The calendar year 2015 on a whole was a difficult year for domestic small capitalization managers. In fact, small caps reached correction territory during the third quarter. Despite this, small caps, including the Russell 2000 Value Index, closed out the year on an a better note with positive results for the fourth quarter. For the investment period, this strategy slightly under-

performed. In aggregate, several factors impacted relative results during the period – stock selection, an overweight in consumer discretionary and an underweight to higher yielding industries. From a stock selection standpoint, gains within health care and financials were offset by weakness in technology and energy. Investments within consumer discretionary proved difficult as consumer stocks underperformed during the period.
In addition, positive stock

selection within the REIT industry was overshadowed by this strategy’s underweight to this and other yield producing industries. While this strategy trailed its benchmark over the period,
CAM is encouraged with the recent number of investment opportunities that have presented themselves resulting from a volatile 2015 for small cap equities.

JNL Multi-Manager Small Cap Value Fund (Class A)

[1]

Effective September 28, 2015, the Fund changed its primary benchmark from the Russell 2500 Value Index to the Russell 2000 Value Index because the Russell
2000 Value Index better reflects the Fund’s asset class exposure.

Average Annual Total Returns for Class A Shares

1 Year

-9.44
%

5 Year

6.88

10 Year

5.73

Average Annual Total Returns for Class B Shares

1 Year

-9.26
%

5 Year

7.10

10 Year

5.95

Century Capital Management, LLC, Chicago Equity Partners, LLC, Cooke & Bieler L.P. and Cortina Asset Management, LLC assumed portfolio management responsibility on September 28, 2015.

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

  JNL/Neuberger Berman Fund
Neuberger Berman Fixed Income LLC (Unaudited)

JNL/Neuberger Berman Strategic Income Fund

Portfolio
Composition†:

U.S. Government Agency Mortgage-Backed Securities

22.6
%

Non-U.S. Government Agency Asset-Backed Securities

16.7

Government Securities

15.3

Financials

9.4

Consumer Discretionary

3.6

Energy

3.1

Information Technology

1.9

Telecommunication Services

1.9

Industrials

1.7

Health Care

1.5

Materials

1.0

Consumer Staples

0.9

Utilities

0.9

Investment Companies

6.9

Short Term Investments

12.6

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Neuberger Berman Strategic Income Fund
underperformed its benchmark by posting a return of -1.14% for Class A shares compared to 0.55% for the Barclays U.S. Aggregate Bond Index.

The Fund’s high yield and investment grade corporate bond exposures were headwinds for results as their spreads widened over the year. Investment grade corporate bond security selection was also negative for performance. An allocation to U.S. Treasury Inflation Protected Securities was not beneficial as inflation remained benign. Finally, emerging market debt exposure was a drag on results. The asset class was negatively impacted by moderating growth in China and sharply falling commodity prices. On the upside, an allocation to non-agency mortgage backed securities was the largest contributor to performance. The sector benefited during the

year from improvements in the housing market, along with positive carry and continued principal pay downs. In addition, the Fund’s exposures to global sovereigns and senior floating rate bank loans were additive for results.

The Fund selectively used both credit default swaps and exchange traded funds for high yield exposure. These instruments had a positive effect to the total return of the Fund. U.S. Treasury futures were used to manage duration and yield curve and Euro futures were used to adjust non U.S. Dollar exposures. U.S. Treasury futures had a negative impact while Euro futures had a positive impact on performance.

JNL/Neuberger Berman Strategic Income Fund (Class A)

      Average Annual
Total Returns for Class A Shares

1 Year

-1.14
%

Since Inception

2.42

(Inception date April 30, 2012)

Average Annual Total Returns for Class B Shares

1 Year

-0.81
%

Since Inception

2.67

(Inception date April 30, 2012)

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

  JNL/Oppenheimer Funds   Oppenheimer Funds, Inc.
(Unaudited)

JNL/Oppenheimer Emerging Markets Innovator Fund

Portfolio
Composition†:

Consumer Discretionary

23.3
%

Health Care

16.7

Information Technology

13.8

Financials

10.6

Consumer Staples

6.6

Industrials

6.0

Materials

2.8

Short Term Investments

20.2

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the period April 27, 2015 through December 31, 2015, JNL/Oppenheimer Emerging Markets Innovator Fund outperformed its benchmark by posting a return of -15.10% for Class A shares compared to -23.29% for the MSCI Emerging Markets Mid Cap Index.

Top performing stocks
included Hota Industrial Manufacturing Co. Ltd. (“Hota”), My EG Services Bhd (“My EG”) and Medy-Tox Inc. (“Medy-Tox”). Hota is a Taiwanese auto transmission systems parts maker. Enthusiasm for Hota increased after it won an order to make

parts for the Ford P552, the redesign of the Ford F150 (the best selling vehicle in the U.S. for the last 32 years). My EG is a Malaysian company that generates revenue by allowing customers to complete mandatory government forms online. The company’s biggest opportunity to date has been in foreign worker permit renewals (“FWPR”). The stock soared during the period after the Malaysian government announced that all FWPR filings must be completed via My EG’s online system. Medy-Tox is South Korea’s premier cosmetic injectables company. Bloomage Biotechnology Corp. Ltd., which is also held by the Fund, announced a partnership with Medy-Tox to distribute
Medy-Tox’s products in China.

Detractors from performance included Hermes Microvision Inc. (“Hermes Microvision”),
Via Varejo SA (“Via Varejo”) and Vipshop Holdings Ltd.-ADR (“Vipshop Holdings”). Hermes Microvision is a maker of electron beam inspection tools for semiconductor chip testing. The stock sold off significantly after Intel Corp.
announced it would extend the time between its

design node shrink because of the expense and complexity of shrinking chip sizes. Via Varejo, based in Brazil, operates mainly in the electric and electronic, home appliance and furniture retail sectors. The company was negatively impacted by weak domestic sales of certain products. The position was decreased during the period. Vipshop Holdings operates an e-commerce platform in China, vipshop.com.
The company reported weaker than expected preliminary third quarter results, which it attributed partially to warmer than expected fall weather in China causing customers to delay purchases of relatively higher priced autumn and winter apparel.

The Fund had its largest overweight positions in consumer discretionary, information technology and health care. The Fund’s biggest underweights were in financials, industrials and utilities. On a country basis, large overweight positions for the Fund included India, Sri Lanka and Hong Kong, with large underweight positions in South Korea, South Africa and Brazil.

JNL/Oppenheimer Global Growth Fund

Portfolio Composition†:

Information Technology

24.3
%

Financials

19.7

Health Care

16.7

Consumer Discretionary

14.0

Industrials

11.2

Consumer Staples

5.4

Telecommunication Services

1.5

Energy

1.1

Materials

0.8

Short Term Investments

5.3

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Oppenheimer Global Growth Fund outperformed its benchmark by posting a return of 3.80% for Class A compared to -2.37% for the MSCI All Country World Index.

Top contributors to performance included Alphabet
Inc. (“Alphabet”), Altera Corp. (“Altera”) and Murata Manufacturing Co. Ltd. (“Murata

Manufacturing”). Alphabet is the new holding company vehicle for what was previously known as Google Inc. The company reorganized in a way which will make it easier for investors to see the value in its core businesses and more easily assess the progress of their developing ones. Altera is a key player in the programmable logic device niche of the semiconductor industry. Intel Corp., the largest chip maker, acquired Altera late in the year. Murata Manufacturing is a Japan based smartphone ceramic capacitor manufacturer. The company has exceeded earnings expectations due to robust, global sales of high end smartphones. With both Apple Inc. and Samsung Electronics Co. Ltd. as customers, it does not matter which company wins the next product refresh.

Detractors from performance included SunEdison Inc.
(“SunEdison”), ICICI Bank Ltd. (“ICICI Bank”), and Tiffany & Co. (“Tiffany”). SunEdison is a developer of technologies in the field of solar power. Concerns recently developed about the durability of their finances.
ICICI Bank is the
larg-

est private sector bank in India. After the company’s share price nearly doubled, it underwent a correction this year. This was not a major concern, as India is among the most under banked nations in the world. Shares of Tiffany fell early in the year as it experienced soft holiday sales due to promotional missteps. Also, in contrast to its European luxury counterparts, it was negatively impacted by the sharp rise in the U.S. Dollar.

The Fund had its largest overweight positions in information technology, health care, consumer discretionary and industrials. The
Fund had its most significant underweight positions in energy, consumer staples, materials and utilities. On a country basis, the Fund had its largest overweight positions in Germany, Japan and France, with its most significant underweight positions in the U.S., Canada, Australia and the UK. Despite being underweight the U.S. relative to the index, the Fund had its largest allocation to that country on an absolute basis.

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

  JNL/Oppenheimer Funds
Oppenheimer Funds, Inc. (Unaudited)

JNL/Oppenheimer Emerging Markets Innovator Fund (Class A)

Total Return for Class A Shares

Since inception

-15.10%

(Inception date April 27, 2015)

JNL/Oppenheimer Global Growth Fund (Class A)

      Average Annual
Total Returns* for Class A Shares

1 Year

3.80
%

5 Year

8.12

10 Year

5.74

Average Annual Total Returns* for Class B Shares

1 Year

3.97
%

5 Year

8.31

10 Year

5.95

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund.
Performance results shown reflect the waiver, without which performance results would have been lower.

  JNL/PIMCO Funds
Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Real Return Fund

Portfolio
Composition†:

  Government
Securities††

81.2
%

Non-U.S. Government Agency Asset-Backed Securities

6.5

Financials

5.3

Telecommunication Services

0.7

U.S. Government Agency Mortgage-Backed Securities

0.5

Energy

0.4

Industrials

0.2

Information Technology

0.2

Purchased Options

0.1

Short Term Investments

4.9

Total Investments

100.0
%

  †Total Investments as of December 31, 2015

††The Fund’s weightings in TIPS was 77.3% of total investments

For the year ended December 31, 2015, JNL/PIMCO Real Return Fund underperformed its benchmark by posting a return of -3.10% for Class A shares compared to
-1.44% for the Barclays U.S. TIPS Index.

Global markets struggled as they grappled with fears of a Greek exit from the Eurozone, uncertainty surrounding emerging market (“EM”) and global growth and devastation in Paris from terror attacks. Despite periods of elevated financial market volatility, market fundamentals in the U.S. remained strong, prompting the U.S.
Federal Reserve (“Fed”) to hike the Fed Funds rate for the first time since 2006.

The investment concentration
differences relative to the benchmark included an overweight to U.S. Treasury Inflation Protected Securities (“TIPS”) with out of index exposure to mortgage backed securities (“MBS”), investment grade corporates, high yield,
non-U.S. developed markets and EM.

An overweight position in U.S. TIPS detracted from performance as inflation expectations fell in
2015. Credit strategies, especially the Fund’s allocation to financials, contributed to the Fund’s performance in 2015. An allocation to non-agency MBS, which was supported by limited supply and an ongoing housing recovery, also added to performance. Exposure to EM local rates, especially in Brazil and Mexico, detracted from returns as rates rose for the year in these regions.
Lastly, long U.S. Dollar positions against the Euro and a basket of EM currencies contributed to performance as those currencies depreciated against the U.S. Dollar.

Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s exposure to U.S. interest rates, which was negative for returns, was partly facilitated through the use of interest rate swaps. Additionally, the Fund’s exposure to Brazilian rates, which was negative for performance, was implemented partially via zero coupon interest rate swaps. The Fund’s long U.S. Dollar positioning against the Euro and a basket of EM currencies was partly achieved through currency forward agreements and was a positive contributor to performance.

JNL/PIMCO Total Return Bond Fund

Portfolio
Composition†:

Government Securities

35.9
%

U.S. Government Agency Mortgage-Backed Securities

30.6

Financials

12.3

Non-U.S. Government Agency Asset-Backed Securities

12.0

Energy

2.2

Telecommunication Services

0.8

Health Care

0.5

Utilities

0.5

Consumer Staples

0.3

Information Technology

0.2

Consumer Discretionary

0.2

Industrials

0.2

Materials

0.1

Purchased Options

0.1

Short Term Investments

4.1

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/PIMCO Total Return Bond Fund underperformed its benchmark by posting a return of 0.41% for Class A shares compared to 0.55% for the Barclays U.S. Aggregate Bond Index.

Global markets struggled as they grappled with fears of a Greek exit from the Eurozone, uncertainty surrounding EM and global growth and devastation in Paris from terror attacks. Despite periods of elevated financial market volatility, market fundamentals in the U.S. remained strong, prompting the Fed to hike the Fed Funds rate for the first time since 2006.

The investment concentration differences relative to the benchmark included an overweight to MBS, an overweight to EM, an underweight to investment grade credit and an underweight to duration. The Fund also had out of index exposure to high yield and non-agency MBS.

The Fund’s duration strategies, including an overall duration underweight, and curve positioning, with a focus on intermediate maturities and an underweight to longer dated issues, was negative for performance as the yield curve flattened over the year. In Europe, an allocation to rates in the European periphery, specifically Italy and Spain, contributed to performance as rates fell for the year. Conversely, positions in German rates were negative for performance as the yield curve steepened in 2015. An overall underweight to the investment grade corporate sector added to returns as spreads widened. An allocation to non-agency MBS, which was supported by limited supply and an ongoing housing recovery, contributed to performance. Holdings of TIPS detracted from returns as inflation expectations declined. Within EM, local exposure to Mexican interest rates was positive, but was partially offset from EM external debt positions as spreads widened amid heightened political and economic tensions. Lastly, defensive positioning against the Euro and Japanese Yen added to returns as these currencies depreciated versus the U.S. Dollar in 2015.

Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s exposure to U.S. interest rates, which was negative for returns, was partly facilitated through the use of interest rate swaps and Eurodollar futures. The overweight to EM local debt, particularly Mexico, which was positive for relative performance, was partly implemented using interest rate swaps. Additionally, the Fund’s long U.S. Dollar positioning against the Euro and a basket of EM currencies was partly achieved through currency forward agreements.

  JNL/PIMCO Funds (continued)
Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Real Return Fund (Class A)

      Average Annual
Total Returns for Class A Shares

1 Year

-3.10
%

5 Year

1.96

Since Inception

4.52

(Inception date January 16, 2007)

Average Annual Total Returns for Class B Shares

1 Year

-3.03
%

5 Year

2.14

Since Inception

4.74

(Inception date January 16, 2007)

JNL/PIMCO Total Return Bond Fund (Class A)

Average Annual Total Returns* for Class A Shares

1 Year

0.41
%

5 Year

2.98

10 Year

4.92

Average Annual Total Returns* for Class B Shares

1 Year

0.56
%

5 Year

3.19

10 Year

5.13

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund.
Performance results shown reflect the waiver, without which performance results would have been lower.

JNL/PPM America Funds PPM America, Inc. (Unaudited)

JNL/PPM America Floating Rate Income Fund

Portfolio
Composition†:

Consumer Discretionary

26.8
%

Industrials

11.7

Health Care

10.8

Materials

10.2

Information Technology

9.2

Financials

7.6

Consumer Staples

5.0

Telecommunication Services

5.0

Energy

4.9

Utilities

0.8

Short Term Investments

8.0

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/PPM America Floating Rate Income Fund underperformed its benchmark by posting a return of -1.28% for Class A shares compared to -0.69% for the S&P/LSTA Leveraged Loan Index.

The Fund’s less than 5% exposure to high yield bonds detracted from Fund performance as high yield bonds materially underperformed bank loans during 2015. The Fund did benefit from its individual loan selection and its underweight to utilities.

Positioning among
industry sectors and credit quality was stable throughout the year. The Fund was also stable throughout the year in its alloca-

tion between corporate loans, corporate bonds and cash ending the year allocated between the three sectors at 88%, 4% and 8%, respectively. Similarly, the average credit quality remained consistent during the year by holding non-investment grade obligations with significant speculative characteristics. The Fund was well diversified among industries at year end with the top five segments representing 32% of total assets: health care 8%, business equipment and services 7%, electronics/electrical 6%, chemicals and plastics 6% and lodging and casinos 5%.

JNL/PPM
America High Yield Bond Fund

Portfolio
Composition†:

Consumer Discretionary

23.3
%

Financials

11.1

Energy

10.0

Health Care

8.7

Industrials

7.1

Telecommunication Services

6.8

Materials

6.4

Information Technology

5.2

Consumer Staples

3.9

Government Securities

1.9

Utilities

1.9

Non-U.S. Government Agency Asset-Backed Securities

0.9

Investment Companies

3.5

Short Term Investments

9.3

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/ PPM America High Yield Bond Fund underperformed its benchmark by posting a return of -7.05% for Class A shares compared to -4.61% for the BofA Merrill Lynch High Yield Master II Constrained Index.

The Fund’s security selection within the high yield corporate bonds and an out of index allocation to common stocks were the primary detractors from relative return. The Fund’s out of index allocations to investment grade corporate bonds and U.S. government bonds were positive contributors to relative return for the year. By sector, security selection within energy, specifically, exploration and production (“E&P”) and telecommunication services, specifically wireline integrated and service sub-sectors respectively, were the top detractors. Approximately 2 to 3% of the common stock holdings during the year was

an exchange traded fund that is a proxy for the high yield market and held by the Fund for cash management purposes. The common stocks in the portfolio are similar to the holdings of the
Fund’s peer group. Underweight to basic industry and overweight to banking were the largest contributors by sector. The Fund used futures to manage duration.

Positioning among sectors and credit quality was stable throughout the year. During the year, we decreased our allocation to corporate bonds while the allocation to common stocks remained the same. Similarly, the average credit quality remained consistent during the year. The Fund was well diversified among industries at year end with the top five segments representing 28% of total assets: banking 6%, gaming 6%, cable & satellite TV 6%, E&P 5% and health facilities 4%.

JNL/PPM
America Mid Cap Value Fund

Portfolio
Composition†:

Consumer Discretionary

20.2
%

Financials

19.5

Industrials

13.2

Information Technology

12.2

Materials

9.6

Energy

8.5

Health Care

8.3

Utilities

4.4

Consumer Staples

2.5

Short Term Investments

1.6

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/PPM America Mid Cap Value Fund underperformed its primary benchmark by posting a return of -8.06% for
Class A shares compared to -4.78% for the Russell Midcap Value Index. The Fund underperformed its other benchmark return of -2.44% for the Russell Midcap Index. The Fund’s underperformance relative to the Russell Midcap Value Index was attributed to both individual security selection as well as sector allocation.

Negative sector influences on relative performance included an underweight position in financials and an overweight position in materials. Positive sector influences on relative performance included an overweight position in information technology and an underweight position in utilities. The Fund’s sector weights remain the result of the Fund’s bottom-up security selection process.

Negative security selection influences on relative performance included names in energy (Helix Energy Solutions Group, Inc. down -75.8%), Diamond Offshore Drilling, Inc. down -41.5%), industrials (Kennametal Inc. down -45.1%, Terex Corporation down -33.0%), and materials (Allegheny Technologies Incorporated down -66.8%). Positive security selection influences on relative performance included names in health care (Cigna Corp up 42.2% and Health Net Inc. up 17.4%) and consumer discretionary (Helen of Troy Limited up 44.9%, Royal Caribbean Cruises Ltd. up 24.7%).

Positions added to the Fund during the year included ExlService Holdings, Inc.,
Superior

Energy Services, Inc., and Tupperware Brands Corporation. Positions sold included Con-way Inc., Health Net, Inc., National Oilwell Varco Inc., OmniVision Technologies Inc., Teleflex Incorporated,
and W&T Offshore, Inc.

Relative to the benchmark during the year, the Fund’s overweight positions in consumer discretionary, materials, information technology and health care increased, while the overweight positions in industrials and energy decreased. The Fund’s underweight positions in telecommunication services, consumer staples and financials increased relative to the benchmark, while the underweight position in utilities decreased.

Our outlook for the equity market
remains optimistic. We believe the market’s current valuation has become more fairly valued and the Fund is inexpensive relative to the overall market. The Fund maintains overweight positions in consumer discretionary, materials, industrials, information technology, health care and energy. The team believes that, viewed through its typical 2 to 3 year investment time horizon, the Fund’s security positions within these areas are still attractively valued.

  JNL/PPM America Funds (continued)
PPM America, Inc. (Unaudited)

JNL/PPM America Small Cap Value Fund

Portfolio
Composition†:

Consumer Discretionary

20.1
%

Industrials

18.0

Information Technology

14.1

Financials

12.7

Health Care

9.1

Energy

7.4

Materials

6.5

Consumer Staples

3.5

Utilities

2.4

Short Term Investments

6.2

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/PPM America Small Cap Value Fund outperformed its benchmark by posting a return of -3.49% for Class A shares compared to -6.67% for the S&P 600 Value Index. The Fund’s outperformance relative to the benchmark can be attributed primarily to individual security selection.

Positive sector influences on relative performance included an overweight position in health care. Negative sector influences on relative performance included an overweight position in energy and an underweight position in financials. The Fund’s sector weights remain the result of the Fund’s bottom-up security selection process.

Positive security selection influences on relative performance included names in consumer staples (Cott Corporation up
63.6%), consumer discretionary (Helen of Troy Limited up 44.9%, Skechers U.S.A., Inc. Class A up 64.0%) and information technology (ExlService Holdings, Inc. up 56.2%). Negative security selection influences on relative performance included names in industrials (Kennametal Inc. down -45.1%, Terex Corp. down -33.0%, and GATX Corp. down -23.8%).

Positions added to the Fund during the year included MedAssets, Inc., Tower International,

Inc., Superior Energy Services, Inc., Tupperware Brands Corporation and ExlService Holdings, Inc. Positions sold included Columbia Sportswear Company, Con-way Inc., Health Net, Inc., Hercules
Offshore Inc., and Teleflex Incorporated.

Relative to the benchmark during the year, the Fund’s overweight position in energy, increased, while the overweight position in industrials decreased.

Our outlook for the equity market remains optimistic. We
believe the market’s current valuation has become more fairly valued and the Fund is inexpensive relative to the overall market. Within the Fund, the team continues to maintain overweight positions in consumer discretionary, energy, health care, materials and consumer staples. The team believes that, viewed through its typical 2 to 3 year investment time horizon, the Fund’s security positions within these areas are still attractively valued.

JNL/PPM
America Value Equity Fund

Portfolio
Composition†:

Financials

25.7
%

Energy

14.5

Information Technology

14.4

Consumer Discretionary

12.7

Health Care

12.6

Industrials

8.6

Materials

3.9

Consumer Staples

3.3

Telecommunication Services

2.5

Utilities

1.7

Short Term Investments

0.1

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/PPM America Value Equity Fund underperformed its benchmark by posting a return of -8.70% compare to -3.15% for the S&P 500 Value Index. The Fund’s underperformance relative to the benchmark can be attributed primarily to individual security selection.

Negative sector influences on relative performance included an underweight position in consumer staples and an overweight position in information technology. Positive sector influences on relative performance included an overweight position in health care and an underweight in utilities. The Fund’s sector weights remain the result of the Fund’s bottom-up security selection process.

Negative security selection influences on relative performance included names in consumer discretionary (Macy’s Inc. down -45.4%, Viacom Inc. Class B down -43.7%), materials (Allegheny Technologies Incorporated down -66.8%), and energy (National Oilwell Varco, Inc. down -46.7%). Positive security selection influences on relative performance included names in health care (Cigna Corporation up 42.2% and Gilead Sciences, Inc. up 8.6%).

Positions added to the Fund during the year included Delta Air Lines, Inc. and AbbVie,
Inc. Positions sold included CVS Health Corporation

and Hewlett Packard Enterprise Co., which was sold after it was separated from Hewlett Packard’s PC and printer business.

Relative to the benchmark during the year, the Fund’s overweight position in energy increased, while the overweight positions in information technology and health care decreased. The Fund’s underweight position in consumer staples increased relative to the benchmark, while the underweight positions in industrials and telecommunication services decreased.

Our outlook for the equity market remains optimistic. We believe the market’s current valuation has become more fairly valued and the Fund is inexpensive relative to the overall market. Within the Fund, the team continues to maintain overweight positions in information technology, consumer discretionary, energy, materials and health care. The team believes that, viewed through its typical 2 to 3 year investment time horizon, the Fund’s security positions within these areas are still attractively valued.

  JNL/PPM America Funds (continued)
PPM America, Inc. (Unaudited)

JNL/PPM America Floating Rate Income Fund (Class A)

      Average Annual
Total Returns for Class A Shares

1 Year

-1.28
%

Since Inception

2.31

(Inception date January 1, 2011)

JNL/PPM America High Yield Bond Fund
(Class A)

      Average Annual
Total Returns for Class A Shares

1 Year

-7.05
%

5 Year

4.24

10 Year

4.65

Average Annual Total Returns for Class B Shares

1 Year

-6.92
%

5 Year

4.48

10 Year

4.87

JNL/PPM America Mid Cap Value Fund (Class A)

      Average Annual
Total Returns* for Class A Shares

1 Year

-8.06
%

5 Year

9.08

Since Inception

6.93

(Inception date March 31, 2008)

Average Annual Total Returns* for Class B Shares

1 Year

-7.92
%

5 Year

9.29

Since Inception

7.13

(Inception date March 31, 2008)

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund.
Performance results shown reflect the waiver, without which performance results would have been lower.

  JNL/PPM America Funds (continued)
PPM America, Inc. (Unaudited)

JNL/PPM America Small Cap Value Fund (Class A)

      Average Annual
Total Returns* for Class A Shares

1 Year

-3.49
%

5 Year

9.08

Since Inception

6.83

(Inception date March 31, 2008)

Average Annual Total Returns* for Class B Shares

1 Year

-1.48
%

5 Year

9.71

Since Inception

7.30

(Inception date March 31, 2008)

JNL/PPM America Value Equity Fund (Class A)

      Average Annual
Total Returns for Class A Shares

1 Year

-8.70
%

5 Year

9.55

10 Year

4.20

Average Annual Total Returns for Class B Shares

1 Year

-8.46
%

5 Year

9.80

10 Year

4.41

PPM America, Inc. assumed portfolio management responsibility on January 16, 2007.

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund.
Performance results shown reflect the waiver, without which performance results would have been lower.

  JNL/Red Rocks Fund
Red Rocks Capital LLC (Unaudited)

JNL/Red Rocks Listed Private Equity Fund

Portfolio
Composition†:

Financials

80.2
%

Diversified

12.9

Industrials

4.2

Information Technology

1.0

Short Term Investments

1.7

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Red Rocks Listed Private Equity Fund outperformed its benchmark by posting a return of -0.41% for Class A shares compared to -1.66% for the S&P Listed Private Equity Index.

The Fund exited four holdings and added eleven companies during 2015. At the end of the year the Fund held 44 names representing some of the top performing private equity funds/firms around the globe. We believe that finding,

researching and analyzing these investments is what Red Rocks Capital LLC does best; it is partly intellectual curiosity and partly competitive. It’s why we come to work each day excited to discover more opportunities for the Fund. And with that our objective has remained constant – to assemble the best global portfolio of private equity companies offering broadly diversified private equity exposure by geography, industry, and vintage year.

Contributors to Fund performance included Aurelius SE & Co. KGGA, Ackermans & van Haaren NV and Schouw &
Co. Net detractors from Fund performance for the year included KKR & Co. LP, Hosken Consolidated Investments Ltd. and the Carlyle Group LP.

Given the global dislocation (growth rates by region, China’s economic situation, commodities, currencies, energy, etc.) we see a more
bifur-

cated return pattern emerging where non-U.S. equities may perform better overall, but we expect that returns will be more industry specific than geographically specific. For private equity, we expect to see a significant amount of activity, both in buying new assets and in selling more mature assets. We believe that the environment is in the “sweet spot” for private equity and we expect another decent year in terms of net asset value performance from within our underlying private holdings. As we have mentioned in the past, we believe that investors should pay less attention to the Fund’s daily price and more attention to how the underlying names are performing, as eventually we expect that the markets will be efficient and that they will, indeed, reward long term patience.

JNL/Red Rocks Listed Private Equity Fund (Class A)

      Average Annual
Total Returns for Class A Shares

1 Year

-0.41
%

5 Year

8.69

Since Inception

6.70

(Inception date October 6, 2008)

Average Annual Total Returns for Class B Shares

1 Year

-0.23
%

5 Year

8.91

Since Inception

6.91

(Inception date October 6, 2008)

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

  JNL/S&P Funds
Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

JNL/S&P Competitive Advantage Fund

Portfolio Composition†:

Consumer Discretionary

37.4
%

Industrials

22.5

Information Technology

18.4

Health Care

4.2

Materials

4.0

Consumer Staples

3.4

Financials

1.5

Short Term Investments

8.6

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/S&P Competitive Advantage Fund underperformed its benchmark by posting a return of 1.19% for Class A shares compared to 1.38% for the S&P 500 Index.

Throughout the year the Fund maintained a significant overweight in consumer discretionary. This overweight has been present in the Fund since 2009 and will continue the overweight heading into 2016. The economic recovery since

2008 has been led by the U.S. consumer and this Fund has been following that trend. We see potential for continued consumer spending growth in 2016 with lower oil prices and incremental wage growth.

We saw a return of U.S. consumer spending in 2015 with positive retail spending growth through November. Stocks in consumer discretionary contributed the most to performance for the year. Consumer staples stocks also had a significant positive contribution to performance. Stocks in information technology (“IT”) and industrials detracted most from performance.

A significant underweight in energy contributed positively to relative performance while the significant underweight in industrials detracted from relative performance.

Netflix Inc. (+156.9%), Starbucks Corp. (+48.2%), and O’Reilly Automotive Inc. (+31.6%)
were the top performers on a total return basis for the year.

Fossil Group Inc. (-64.9%), Michael Kors Holdings Ltd. (-46.7%) and the Gap Inc. (-39.9%)
were the three worst performers on a total return basis for the year.

The Fund has displayed an average return on invested capital well above that of the S&P 500 Index. Historically, companies with high return on invested capital have shown a tendency to be more resilient to economic recessions and less sensitive to overall corporate earnings growth.

The turnover in names for the 2015 annual rebalance was in line with the historical average. The large overweight in consumer discretionary remained essentially the same, around 40% of the Fund at the time of the annual rebalance. There was a large decrease in consumer staples going from an overweight in the prior year to an underweight. There was also a significant increase in exposure to industrials.

JNL/S&P Dividend Income and Growth Fund

Portfolio Composition†:

Consumer Staples

12.5
%

Health Care

12.2

Information Technology

12.1

Consumer Discretionary

11.8

Telecommunication Services

9.9

Industrials

9.0

Materials

8.5

Energy

7.4

Utilities

6.9

Financials

3.9

Short Term Investments

5.8

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/S&P Dividend Income and Growth Fund underperformed its benchmark by posting a return of 0.69% for Class A shares compared to 1.38% for the S&P 500 Index.

There were several significant winning and losing sectors that ultimately balanced out the relative performance to the benchmark. On the positive side, there were three sectors with significant positive contributions to relative performance: industrials, financials and consumer staples. On the negative side, consumer discretionary,
IT, materials and telecommunication services had meaningful negative contributions to relative performance.

Public Storage
(+34.8%), McDonald’s Corp. (+30.4%) and Eli Lilly & Co. (+25.4%) were the top performers on a total return basis for the year.

CenturyLink Inc. (-31.8%), Praxair Inc. (-19.0%) and Chevron Corp. (-16.2%) were the three worst performers on a total return basis for the year.

The Fund is made of companies with higher than average S&P credit ratings and S&P quality rankings. The Fund tends to hold large companies with a long history of steady earnings and dividend growth. In addition, this strategy tends to generate a Fund with an average dividend yield well above that of the S&P 500 Index. The
Fund strategy continued its more defensive positioning versus the S&P 500 Index. It maintained a lower 3-year volatility and higher Sharpe ratio versus the S&P 500 Index.

Though the Fund selected the same number of stocks for each sector, the new weighting algorithm affected the sector weights. There was a significant decrease in financials and utilities exposure and a significant increase in health care and IT exposure.

  JNL/S&P Funds (continued)
Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

JNL/S&P International 5 Fund

Portfolio
Composition†:

Financials

18.9
%

Industrials

17.7

Consumer Discretionary

17.0

Telecommunication Services

9.9

Consumer Staples

9.0

Utilities

7.1

Health Care

6.1

Materials

5.8

Information Technology

4.1

Energy

2.9

Short Term Investments

1.5

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/S&P International 5 Fund outperformed its benchmark by posting a return of -2.15% compared to -2.55% for the S&P Developed ex-U.S. LargeMid Index.

International markets struggled for
much of the year due to a combination of continued economic weakness, depressed energy and materials markets, slowing growth in China and a strong U.S. Dollar. The U.S. Dollar Future Index rose 9.26% in 2015.

Asia-Pacific ex. Japan was the only region with significant negative attribution to relative performance, mainly from Australia. On the positive side, Western Europe and Japan had meaningful positive attribution to relative performance.

Pandora A/S (+57.2%), Nippon Telegraph & Telephone Corp. (+58.8%) and Daiichi Sankyo
Co. Ltd. (+53.3%) were the top three performers on a total return U.S. Dollar basis for the year.

Origin Energy Ltd. (-57.9%),
Santos Ltd. (-49.5%) and Potash Corp. of Saskatchewan Inc. (-49.1%) were the three worst performers on a total return U.S. Dollar basis for the year.

No significant changes were made to the Fund’s relative regional weightings at the time of the annual rebalancing as the strategy weights the regions according to the benchmark’s regional weights.

JNL/S&P
Intrinsic Value Fund

Portfolio
Composition†:

Consumer Discretionary

35.1
%

Information Technology

20.2

Health Care

10.8

Telecommunication Services

6.8

Industrials

6.8

Consumer Staples

4.0

Energy

3.7

Materials

2.8

Utilities

1.5

Short Term Investments

8.3

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/S&P Intrinsic Value Fund underperformed its benchmark by posting a return of -13.84% for Class A shares compared to 1.38% for the S&P 500 Index.

After a strong 2014 performance for the Fund, 2015 proved to be a challenging year yielding the lowest performance of the JNL/S&P Funds. The Fund has one of the higher volatilities of the JNL/S&P Funds and periods of underperformance are to be expected.

IT, consumer discretionary, industrials, consumer staples and telecommunication services all had significant negative attribution to relative performance. On the positive side, only energy and health care had a meaningful positive attribution to relative performance.

Valero Energy Corp. (+46.8%), Expedia Inc. (+47.6%) and Aetna Inc. (+22.2%) were the top three performers on a total return basis for the year.

Joy Global Inc. (-70.8%), Macy’s Inc.
(-45.4%) and Viacom Inc. Class B (-43.7%) were the three

worst performers on a total return basis for the year.

The Fund is made of
companies with higher than average free cash flow yield. These companies tend to generate strong cash flow in excess of capital requirements and therefore are more likely to be able to finance growth, provide dividends, withstand earnings contractions and repurchase shares.

The turnover in names for the 2015 annual rebalance was somewhat higher than the historical average. The notable changes were significant increases to consumer discretionary and consumer staples exposure while significantly decreasing exposures to IT, industrials and health care.

JNL/S&P
Mid 3 Fund

Portfolio
Composition†:

Consumer Discretionary

21.1
%

Information Technology

17.2

Industrials

15.7

Financials

12.5

Health Care

10.4

Energy

9.5

Materials

5.6

Consumer Staples

1.8

Short Term Investments

6.2

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/S&P Mid 3 Fund underperformed its benchmark by posting a return of
-10.61% for Class A shares compared to -2.18% for the S&P MidCap 400 Index.

After a strong performance in 2014 the Fund struggled for most of 2015. All three sub strategies underperformed the S&P MidCap 400 Index, with the worst performance coming from the MID Intrinsic Value strategy (-15.0%) and the MID Total Equity Yield (-9.8%) sub strategies. The MID Competitive Advantage sub strategy just slightly underperformed with (-2.7%).

Consumer discretionary, energy, financials and industrials all had meaningful negative attribution to relative performance. IT and consumer staples and materials had positive attribution to relative performance.

Centene Corp.
(+45.4%), Alaska Air Group Inc. (+36.2%) and Synaptics Inc. (+23.0%) were the top three performers on a total return basis for the year.

Community Health Systems Inc. (-52.1%), Rovi
Corp. (-47.9%) and Kennametal Inc. (-45.1%) were the three worst performers on a total return basis for the year.

The Fund is a blend of three independent sub strategies that seek attractive companies based on free cash flow yields, equity yields and cash flow profitability. These three strategies are then blended to seek appreciation in a variety of market conditions.

The
turnover in names for the 2015 rebalances has been in line with expectations. Notable decreases in relative sector exposure included removing the large overweight in IT and further increasing the underweight in financials. Increases to relative sector exposures included energy going to an overweight from underweight and industrials going from an underweight to neutral.

  JNL/S&P Funds (continued)
Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

JNL/S&P Total Yield Fund

Portfolio
Composition†:

Consumer Discretionary

25.3
%

Industrials

19.3

Information Technology

14.5

Consumer Staples

13.7

Financials

7.1

Energy

5.2

Telecommunication Services

3.4

Materials

3.2

Short Term Investments

8.3

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/S&P Total Yield Fund underperformed its benchmark by posting a return of -7.72% for Class A shares compared to 1.38% for the S&P 500 Index.

The annual rebalance turnover was in line with the strategy’s historical average. Many of the prior year’s companies had price appreciations to

such high levels that they no longer met the total yield requirements and were replaced with new names.

Companies in consumer discretionary, IT and materials all had significant negative contributions to the overall Fund’s underperformance versus the S&P 500 Index. Consumer staples and financials had significant positive contributions to relative performance.

Keurig Green Mountain Inc. (+69.8%), Cablevision Systems Corp. Grp A (+51.2%) and Reynolds American Inc. (+47.2%) were the top three performers on a total return basis.

Joy Global Inc. (-70.8%), Freeport-McMoran Inc. (-63.2%) and Viacom Inc. Class B (-43.7%) had
the three most negative total returns.

The Fund is made of companies with higher than average total yield. Total yield is calculated as the sum of the cash dividend, net cash used for stock repurchases and net cash used to retire debt divided by the company’s market capital-

ization. As such, total yield is a broad measure of cash flow returned to shareholders and bondholders in the form of dividends, share buybacks or elimination of debt. This strategy seeks companies that are significantly reducing their debt and/or increasing their equity distributions.

This strategy has displayed
higher volatility than the benchmark since inception. With high stock turnover for the annual rebalance there were some significant sector exposure changes. Overweights were reduced in industrials and consumer discretionary. Telecommunication services exposure was removed. Energy went from an underweight to overweight, representing the largest sector exposure increase. The underweight in financials was reduced. IT went from an underweight to neutral weight relative to the benchmark.

JNL/S&P Competitive Advantage Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

1.19
%

5 Year

15.46

Since Inception

11.07

(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares

1 Year

1.40
%

5 Year

15.69

Since Inception

11.26

(Inception date December 3, 2007)

JNL/S&P Dividend Income and Growth Fund
(Class A)

Average Annual Total Returns for Class A Shares

1 Year

0.69
%

5 Year

13.68

Since Inception

9.01

(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares

1 Year

0.93
%

5 Year

13.91

Since Inception

9.25

(Inception date December 3, 2007)

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

  JNL/S&P Funds (continued)
 Standard & Poor’s Investment Advisory Services, LLC
(Unaudited)

JNL/S&P International 5 Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

-2.15
%

Since Inception

-5.80

(Inception date September 15, 2014)

JNL/S&P Intrinsic Value Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

-13.84
%

5 Year

13.14

Since Inception

9.74

(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares

1 Year

-13.62
%

5 Year

13.37

Since Inception

10.03

(Inception date December 3, 2007)

JNL/S&P Mid 3 Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

-10.61
%

Since Inception

1.19

(Inception date April 28, 2014)

Average Annual Total Returns for Class B Shares

1 Year

-10.48
%

Since Inception

1.38

(Inception date April 28, 2014)

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

  JNL/S&P Funds (continued)
 Standard & Poor’s Investment Advisory Services, LLC
(Unaudited)

JNL/S&P Total Yield Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

-7.72
%

5 Year

13.33

Since Inception

8.31

(Inception date December 3, 2007)

Average Annual Total Returns for Class B Shares

1 Year

-7.48
%

5 Year

13.56

Since Inception

8.51

(Inception date December 3, 2007)

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Scout Fund Scout Investments, Inc. (Unaudited)

JNL/Scout Unconstrained Bond Fund

Portfolio
Composition†:

Government Securities

48.7
%

Financials

20.0

Energy

9.0

Non-U.S. Government Agency Asset-Backed Securities

3.7

U.S. Government Agency Mortgage-Backed Securities

2.2

Materials

2.0

Health Care

0.7

Telecommunication Services

0.7

Utilities

0.5

Consumer Discretionary

0.1

Industrials

0.1

Short Term Investments

12.3

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/Scout Unconstrained Bond Fund underperformed its primary benchmark by posting a return of -0.52% for Class A shares compared to 0.23% for the BofA Merrill Lynch U.S. Dollar 3-Month Libor Constant Maturity Index. The Fund underperformed its other benchmark return of 0.55% for the Barclays U.S. Aggregate
Bond Index.

In 2015, most spreads in the credit market widened, particularly in the second half of the year. The broad high yield market was driven lower during the year by commodity related sectors. The U.S. Federal Reserve (“Fed”) bucked the global trend and raised rates for the first time in over nine years. Within this market, tactical movements in duration positioning during the year contributed nearly 200 basis points (“bps”) of positive performance for the Fund. Approximately half of this positive performance was a result of being short the German Bund using 10-year Bund futures. Asset backed securities added 9 bps of performance due to outperformance in home equity holdings. The largest detractor from performance was in the non U.S. Dollar sector (-84 bps). This performance was entirely from currency forward positions in commodity related currencies including the Mexican Peso, Canadian Dollar, Brazilian Real and Australian Dollar. In the credit sector, high yield cost the Fund -51 bps and investment grade cost -32 bps of performance. Energy and metals positions were a significant drag on performance in both investment grade and high yield. Many of the Fund’s shorter and higher quality financial holdings performed well, but could not offset the declines in the energy holdings.

As the Fed lifts interest rates off of the lower
bound and moves away from its “easy money”

policy, market volatility will likely continue. Anecdotal evidence and the length of the current cycle indicate we are entering the late stages of the credit cycle, suggesting the recent sell off may be appropriate. The Fund is positioned defensively with significant liquidity, including an elevated weight in Treasuries. In the corporate sector, we continue to respond to opportunities in energy, as well as metals and mining which, in our opinion, have attractive valuations. Away from those two areas, the Fund’s corporate holdings are in very short and higher quality financials and industrials which we expect to perform well relative to securities with longer maturities as volatility increases. We have found a few opportunities in individual energy and metals issuers in this sector, but we view the broad high yield market as somewhat fairly valued. In the government related sector we hold a few attractively priced sovereign energy names that we believe will perform well. We maintain a few currency positions that have historically been impacted by commodity prices. As commodity prices normalize, at what we believe will be higher prices, we expect these currencies to appreciate versus the U.S. Dollar. Fund duration is modest as we view real interest rates risk as fairly balanced.

JNL/Scout Unconstrained Bond Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

-0.52
%

Since Inception

-2.59

(Inception date April 28, 2014)

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

  JNL/T. Rowe Price Funds
T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Established Growth Fund

Portfolio
Composition†:

Information Technology

29.4
%

Consumer Discretionary

26.2

Health Care

20.9

Industrials

10.2

Financials

5.2

Consumer Staples

2.1

Materials

1.0

Telecommunication Services

0.1

Short Term Investments

4.9

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/T. Rowe Price Established Growth Fund outperformed its primary benchmark by posting a return of
10.70% for Class A shares compared to 5.67% for the Russell 1000 Growth Index. The Fund also outperformed its other benchmark return of 1.38% for the S&P 500 Index.

Stock selection drove relative outperformance. Consumer discretionary con-

tributed the most to relative returns as favorable stock selection drove relative sector strength (Amazon.com Inc., Netflix Inc.). Effective stock selection in information technology
(“IT”) also boosted relative returns (Alphabet Inc. and an underweight in Apple Inc.). Conversely, consumer staples detracted the most from relative performance due to an unfavorable underweight as market volatility during the year resulted in the relative outperformance of more defensive sectors.

The five largest purchases during the year were: Microsoft
Corp., Allergan Inc., Anthem Inc., which were all new to the Fund, and Amazon.com Inc. and Chipotle Mexican Grill Inc.

The five
largest sales during the year were: Precision Castparts Corp., Baidu.com-ADR, Pharmacyclics Inc., Sherwin-Williams Co., which were eliminated from the Fund, and Allergan Inc.

At the sector level, the largest increase in weighting during the year was IT. The most significant decrease was in the Fund’s weighting in

industrials and business services. Sector weightings are residual of our bottom-up stock selection process and typically reflect where the portfolio manager is finding compelling growth opportunities at the individual company level rather than through a broader thematic approach.

Although the U.S. economy should
continue growing at a steady pace, economic expansion has been muted, which has rendered growth rare in the current investing environment. We expect this environment to persist in 2016, and anticipate that fundamental analysis and effectively selecting durable growers will be critical to driving performance. Against this backdrop, we favor companies with “self-help” components in their investment theses that is, companies executing deliberate and thoughtful plans to unlock value for their shareholders. We also continue to focus on companies that stand to benefit from powerful secular trends and that are innovatively disrupting traditional business models.

JNL/T. Rowe
Price Mid-Cap Growth Fund

Portfolio
Composition†:

Industrials

18.2
%

Health Care

17.9

Information Technology

17.9

Consumer Discretionary

16.2

Financials

10.7

Materials

4.7

Consumer Staples

2.6

Telecommunication Services

1.4

Energy

1.3

Utilities

0.1

Short Term Investments

9.0

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/T. Rowe Mid-Cap Growth Fund outperformed its benchmark by posting a return of 6.47% for Class A shares compared to -0.20% for the Russell Midcap Growth Index.

Stock selection in IT was the greatest contributor to relative returns for the year, with names in

IT services and semiconductors and semiconductor equipment leading results. Shares of Altera Corp. (“Altera”) rose following the announcement that it would be acquired by Intel Corp.
Internet infrastructure company VeriSign Inc. reported strong third quarter results driven by domain name additions and a recent demand surge driven by China.

Stock selection in consumer discretionary also boosted returns, as did the underweight position in the sector, with holdings in hotels, restaurants, and leisure and specialty retail proving especially beneficial. Norwegian Cruise Line Holdings Ltd. operates the third largest cruise line in the world. Despite management changes during the year, including the departure of its CEO, shares continued to benefit from a young fleet and robust pipeline of new ships, along with low oil prices. Shares of best in class auto parts supplier O’Reilly Automotive Inc. continued to rise as lower energy prices lifted consumer activity, including auto related sectors. The company has

benefited from its disciplined operating expense control.

Conversely, adverse
stock selection and an unfavorable underweight to consumer staples detracted most from relative performance. Sprouts Farmers Market Inc. reported an earnings miss early in the year, partially attributed to west coast port closures and adverse weather conditions. While competition within the industry has increased, we still believe that the company is a long term share gainer in the grocery segment.

The five largest purchases during the year were BorgWarner Inc., Allegion Plc, Akamai Technologies Inc., Microchip Technology Inc. and
Air Products & Chemicals Inc.

The five largest sales during the year were Altera, CareFusion Corp., Motorola Solutions
Inc., Netflix Inc. and BWX Technologies Inc.

  JNL/T. Rowe Price Funds (continued)
T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Short-Term Bond Fund

Portfolio
Composition†:

Non-U.S. Government Agency Asset-Backed Securities

28.7
%

Financials

20.0

Government Securities

11.8

U.S. Government Agency Mortgage-Backed Securities

11.6

Energy

7.1

Consumer Discretionary

3.7

Health Care

3.3

Industrials

3.0

Utilities

2.2

Consumer Staples

2.0

Information Technology

1.7

Materials

0.8

Telecommunication Services

0.8

Short Term Investments

3.3

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/T. Rowe Price Short-Term Bond Fund underperformed its benchmark by posting a return of 0.32% for
Class A shares compared to 0.65% for the Barclay’s Capital 1-3 Year Government/Credit Index.

Sector allocation was the primary
driver of relative performance as the strategic underweight

to U.S. Treasury securities, out of benchmark exposure to asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”) and overweight allocation to short dated, investment grade corporate debt added to relative returns. Additionally, yield curve positioning added to relative performance as the overweight allocation to the intermediate portion of the curve and modest out of benchmark exposure to securities with longer maturities performed well as the curve flattened over the year.

As investors prepared for rising rates, yields
generally increased across the curve although the increase was more pronounced at the short end of the curve. Short dated U.S. Treasury yields increased sharply approaching the U.S. Federal Reserve’s (“Fed”) decision to raise the Fed funds rate, while yields on longer dated bonds increased modestly due to global economic weakness and geopolitical uncertainties. As the front end of the yield curve flattened, strategic positioning benefited relative returns, as the Fund is overweight the intermediate part of the curve and has modest out of benchmark exposure to longer maturities.

The Fund’s out of
benchmark exposure to securitized sectors helped relative performance. ABS spreads tightened on a strengthening U.S.

economy and consumer spending. Ongoing demand from the Fed helped support the MBS market. Corporate bonds, both investment grade and high yield, contributed to relative results for the year.
Solid demand from investors looking for incremental yield provided support for short maturity corporate bonds. As a result, the Fund’s significant overweight to corporates provided a meaningful contribution to relative results. Security selection within the sector also contributed positively over the year.

Exposure to the Mexican Peso via locally denominated bonds
was a relative detractor as the U.S. Dollar strengthened. However, the Fund was fully hedged in this position by the end of the first quarter 2015 and exited the position on strength in the third quarter of 2015.

The Fund is currently holding interest rate futures generating a gross exposure equal to approximately 8% of Fund assets. These instruments were held throughout the year. The Fund also held currency forwards at certain points during the year which generated roughly 1 to 2% of exposure. The estimated return impact from employing currency forwards was 8 basis points and there was a negligible return impact from futures for the year.

JNL/T. Rowe
Price Value Fund

Portfolio
Composition†:

Financials

23.1
%

Health Care

22.3

Industrials

11.1

Information Technology

9.8

Consumer Staples

9.8

Utilities

8.2

Consumer Discretionary

5.4

Energy

4.5

Materials

4.1

Telecommunication Services

0.9

Short Term Investments

0.8

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/T. Rowe Price Value Fund outperformed its benchmark by posting a return of -1.84% for Class A shares compared to -3.83% for the Russell 1000 Value Index.

The leading contributor to relative returns was energy, due mostly to an underweight position. Health care also supported relative outperformance, due to both an overweight position and stock selection (Cigna Corp.). Stock choices in consumer staples also aided relative perform-

ance (Tyson Foods Inc. (“Tyson Foods”)). The leading detractor from relative results was stock selection in IT (Micron Technology Inc.). Financials also weighed on relative performance, due mostly to stock selection (Morgan Stanley, Genworth Financial Inc.).

The five largest purchases during the year were: Tyson
Foods, Mylan Inc/PA, Medtronic Plc, which were all new to the Fund and Microsoft Corp. and Pfizer Inc.

The five largest sales
during the year were: Merck & Co. Inc, Honeywell International Inc., AbbVie Inc., United Technologies Corp., which were all eliminated from the Fund and American Airlines Group Inc.

At the sector level, the largest increase in weighting during the year was in health care, which we believe is well positioned for the current environment. The most significant decrease was in industrials and business services, where many companies have performed well but are now facing declining revenue due to weaker global economic activity, a strong U.S. Dollar and lower energy capital expenditures. Sector weightings are residual of our bottom-up stock selection process and typically reflect where the portfolio manager is finding compelling valuation opportunities at the individual company level rather than through a broader thematic approach.

Valuations appear more stretched after U.S. equity markets recovered during the fourth quarter following the August correction, making it more challenging to find quality investments trading at attractive valuations. In addition, volatility rose as investors worried about China’s ability to manage slowing economic growth, challenging economic conditions in emerging markets and the effects of the Fed tightening policy. Looking ahead, we expect to see a more muted U.S. economy and market, and we have positioned ourselves more defensively as a result, with overweights to health care, consumer staples and utilities. While certain areas of the market remain overvalued, we continue to find select companies that are priced below their intrinsic value with attractive risk/return profiles. We remain focused on our strategy of buying quality companies at attractive prices and maintaining a longer term horizon to allow the market to recognize the value of our holdings.

  JNL/T. Rowe Price Funds (continued)
T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Established Growth Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

10.70
%

5 Year

14.40

10 Year

8.92

Average Annual Total Returns for Class B Shares

1 Year

10.92
%

5 Year

14.64

10 Year

9.14

JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

6.47
%

5 Year

12.91

10 Year

9.86

Average Annual Total Returns for Class B Shares

1 Year

6.67
%

5 Year

13.14

10 Year

10.08

JNL/T. Rowe Price Short-Term Bond Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

0.32
%

5 Year

0.93

Since Inception

1.72

(Inception date May 1, 2006)

Average Annual Total Returns for Class B Shares

1 Year

0.41
%

5 Year

1.12

Since Inception

1.93

(Inception date May 1, 2006)

T. Rowe Price Associates, Inc. assumed portfolio management responsibility on September 28, 2009.

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

  JNL/T. Rowe Price Funds (continued)
T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Value Fund (Class A)

Average Annual Total Returns* for Class A Shares

1 Year

-1.84
%

5 Year

12.24

10 Year

7.39

Average Annual Total Returns* for Class B Shares

1 Year

-1.65
%

5 Year

12.47

10 Year

7.60

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund.
Performance results shown reflect the waiver, without which performance results would have been lower.

  JNL/Westchester Capital Fund
Westchester Capital Management, LLC (Unaudited)

JNL/Westchester Capital Event Driven Fund

Portfolio
Composition†:

Information Technology

27.5
%

Consumer Discretionary

21.6

Materials

11.5

Financials

10.6

Energy

6.8

Investments Companies

5.8

Health Care

4.7

Industrials

4.0

Telecommunication Services

3.1

Utilities

2.7

Purchased Options

0.9

Consumer Staples

0.8

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the period April 27, 2015 through December 31, 2015, JNL/Westchester Capital Event Driven Fund outperformed its benchmark by posting a return of -5.00% for Class A shares compared to -5.28% for the Wilshire Liquid Alternative Event Driven Index.

The second half of 2015 introduced a number of challenges which caused deal spreads to widen and, in some cases, the expected value creation of certain corporate reorganizations to suffer. Contributing to volatility were the following factors: the perception of above average deal risks stemming from antitrust, regulatory, political and legal issues; size of several deals versus the corresponding lack of available capital to compress the spread; and general market uncertainty due to U.S. Federal Reserve actions, energy price weakness and overall geopolitical instability. In addition, there appeared to be a bit of a “hang over” from recent unsuccessful transactions that limited investor risk tolerance and may have hurt performance.

The Fund’s performance rebounded in the
fourth quarter. Although the strong quarter coincided with strength in the equity markets, our performance was primarily driven by several completed deals, successful deal selection and the general tightening of overextended arbitrage spreads resulting from third quarter market turbulence. Although we outperformed our benchmark by 28 basis points, as our risk management processes enabled us to avoid the worst of the declines in 2015, we had been internally targeting higher returns despite the challenging market environment. We continue to refine our investment process and hope to build upon and increase our outperformance.

Trades within the Fund are highly idiosyncratic. While macro factors such as the broad direction of the equity and fixed income markets will influence the Fund, investment returns are driven primarily by the outcome of specific corporate events. The year ended with investments related to 90 events in the Fund and 118% of gross exposure.

The top events that contributed to performance included Broadcom Corp., American International Group Inc. and General
Electric Co. The top events that detracted from performance were Williams Companies Inc., Williams Partners LP and Huntsman Corporation.

We remain optimistic regarding transformational corporate transaction volumes in 2016. There is ample momentum for continued activity, partly fueled by the positive market reaction to the announcement and completion of these transactions, as well as concomitant similar transactions by competitors trying to keep pace. Moreover, debt remains cheap, stock prices are high by historic standards and corporate balance sheets are estimated to hold upwards of $2.6 trillion in cash. All of these factors give us no reason to doubt a continued surge of transaction activity in 2016.

JNL/Westchester Capital Event Driven Fund (Class A)

Total Return for Class A Shares

Since inception

-5.00%

(Inception date April 27, 2015)

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

  JNL/WMC Funds
Wellington Management Company, LLP (Unaudited)

JNL/WMC Balanced Fund

Portfolio
Composition†:

Financials

18.8
%

Health Care

11.8

Government Securities

9.3

Information Technology

9.3

U.S. Government Agency Mortgage-Backed Securities

8.3

Industrials

7.8

Energy

6.4

Consumer Staples

5.8

Consumer Discretionary

5.2

Non-U.S. Government Agency Asset-Backed Securities

4.4

Utilities

3.5

Telecommunication Services

2.1

Materials

1.7

Short Term Investments

5.6

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/WMC Balanced Fund underperformed its primary benchmark by posting a return of -0.93% for Class A shares compared to 1.38% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 1.31% for the 65% S&P 500 Index and 35% Barclays U.S. Aggregate Bond Index.

The equity portfolio underperformed the S&P 500 Index during the year. Security selection was the primary driver of relative performance during the year. Allocation among sectors, as always a result of the bottom-up stock selection process,

also detracted from relative performance. Security selection within consumer discretionary and utilities detracted most from relative performance but was partially offset by favorable selection in information technology (“IT”). Overweight exposure to energy and an underweight allocation to consumer discretionary had a negative impact on relative performance.

Top detractors from relative performance within the equity portfolio included NRG Energy Inc. (“NRG Energy”) (utilities) and
Marathon Oil Corp. (energy). Not owning the strong performing Amazon.com Inc. (consumer discretionary) also detracted from relative performance. Top contributors to relative performance within the equity portfolio included Eli Lilly & Co.
(health care); Microsoft Corp. (information technology) and a zero weight in underperforming benchmark constituent Kinder Morgan Energy Partners LP (energy).

During the year, the position in NRG Energy (utilities) was eliminated. The largest purchases within the equity portfolio during the year were new positions in Hess Corp. (energy) and Edison International (utilities). The largest sells for the year were the elimination of Analog Devices Inc. (IT) and trimming our position in Equifax Inc. (industrials).

During the year, the Fund increased its overweight exposure to financials and decreased its overweight allocations to industrials and health care. The Fund also increased its underweight positions in IT and consumer discretionary.

The fixed income portfolio contributed positively to absolute and relative returns, outperforming the Barclays Capital U.S. Aggregate Bond Index during the year. Value added from security selection, which was the largest contributor to outperformance, was driven primarily by selection within investment grade credit. Specifically, within investment grade credit, security selection within industrials and financial institutions added to relative performance. An overweight to asset backed securities also contributed positively to relative performance. Partially offsetting positive results was the Fund’s duration and yield curve positioning. Security selection within mortgage backed securities also detracted from relative performance.

There were no significant changes to the fixed income portfolio’s credit quality during the year, as the average credit quality rating of the Fund’s fixed income investments remained higher quality compared to the Barclays U.S. Aggregate Bond Index. The Fund is currently positioned with a modest short duration bias and overweight allocations to investment grade credit and asset backed securities. During the period, the Fund moved from a modest underweight position to an overweight within commercial mortgage securities.

At the end of the year, the Fund’s allocation to equities and fixed income was in line with its target allocation.

JNL/WMC
Value Fund

Portfolio
Composition†:

Financials

26.2
%

Health Care

14.2

Industrials

11.9

Information Technology

11.8

Consumer Discretionary

11.5

Energy

9.3

Consumer Staples

4.7

Materials

3.5

Utilities

3.2

Telecommunication Services

1.5

Short Term Investments

2.2

Total Investments

100.0
%

†Total Investments as of December 31, 2015

For the year ended December 31, 2015, JNL/WMC Value Fund outperformed its benchmark by posting a return of -3.12% for Class A shares compared to -3.83%
for the Russell 1000 Value Index.

Security selection was the primary driver of relative performance during the year. Stock selection within consumer staples and information technology were the largest contributors to the Fund’s relative performance. Allocation among sectors, a fallout of the bottom-up stock selection process, did not have an overall meaningful impact on the relative performance. Overweight allocations to information technology and consumer discretionary detracted but were offset by an underweight to energy.

Top contributors to relative performance included positions in Kraft Food Group Inc. (consumer staples) which was sold during the year, an out of benchmark position in Home Depot Inc. (consumer discretionary) and a position in Maxim Integrated Products Inc. (IT). Not owning benchmark position Kinder Morgan Energy Partners LP (energy) also contributed to relative performance as it posted a steep
neg-

ative return for the year. Top relative detractors from performance included Marathon Oil Corp. (energy), Southwestern Energy Co. (energy) and PVH Corp. (consumer discretionary).

The largest purchases during the year included Invesco Ltd. (financials), Hilton Worldwide Holdings Inc. (consumer discretionary) and
M&T Bank Corp. (financials). The largest sales during the year were the elimination of EMC Corp. (IT), Anheuser-Busch InBev NV-ADR (consumer staples) and Newell Rubbermaid Inc. (consumer discretionary).

During the year, the Fund’s overweight to consumer discretionary increased and the overweight to IT declined. Exposure to health care and industrials increased to overweights, and the underweight exposure to financials and energy grew. At the end of the year, the Fund’s largest overweight exposures were to consumer discretionary and health care.

  JNL/WMC Funds (continued)
Wellington Management Company, LLP (Unaudited)

JNL/WMC Balanced Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

-0.93
%

5 Year

8.11

10 Year

6.61

Average Annual Total Returns for Class B Shares

1 Year

-0.75
%

5 Year

8.33

10 Year

6.83

JNL/WMC Value Fund (Class A)

Average Annual Total Returns for Class A Shares

1 Year

-3.12
%

5 Year

10.00

10 Year

7.03

Average Annual Total Returns for Class B Shares

1 Year

-2.94
%

5 Year

10.22

10 Year

7.24

Past performance is not
predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

Shares/Par †

Value

JNL/AB Dynamic Asset Allocation Fund (b)

INVESTMENT COMPANIES - 39.6%

iShares Core MSCI Emerging Markets ETF

25

$
987

iShares Core S&P 500 ETF (e)

23

4,666

iShares International Developed Real Estate ETF (e)

12

335

SPDR S&P 500 ETF Trust (e)

11

2,213

Vanguard FTSE Developed Markets ETF

62

2,264

Vanguard Mid-Cap ETF

12

1,493

Vanguard REIT ETF (e)

13

1,027

Vanguard Small-Cap ETF

4

474

Total Investment Companies (cost $13,813)

13,459

GOVERNMENT AND AGENCY OBLIGATIONS - 6.4%

GOVERNMENT SECURITIES - 6.4%

Treasury Inflation Index Securities - 6.4%

U.S. Treasury Inflation Indexed Note

2.13%, 01/15/19 (n)

$
16

17

0.13%, 04/15/19 - 07/15/22 (n)

1,083

1,060

1.88%, 07/15/19 (n)

70

74

1.38%, 01/15/20 (n)

311

323

1.25%, 07/15/20 (n)

231

240

1.13%, 01/15/21 (n)

294

302

0.63%, 07/15/21 (n)

147

148

Total Government and Agency Obligations (cost $2,185)

2,164

SHORT TERM INVESTMENTS - 68.1%

Investment Company - 38.6%

JNL Money Market Fund, 0.19% (a) (h)

13,114

13,114

Securities Lending Collateral - 19.6%

State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)

6,658

6,658

Treasury Securities - 9.9%

U.S. Treasury Bill, 0.01%, 01/28/16 (e)

$
3,350

3,350

Total Short Term Investments (cost $23,122)

23,122

Total Investments - 114.1% (cost $39,120)

38,745

Other Assets and Liabilities, Net - (14.1%)

(4,779
)

Total Net Assets - 100.0%

$
33,966

JNL/AQR Managed Futures Strategy Fund (b)

SHORT TERM INVESTMENTS - 95.6%

Investment Companies - 47.3%

JNL Money Market Fund, 0.19% (a) (h)

121,277

$
121,277

JPMorgan U.S. Treasury Plus Money Market Fund, 0.00% (h)

190,759

190,759

312,036

Treasury Securities - 48.3%

U.S. Treasury Bill

0.18%, 02/11/16

$
114,444

114,422

0.05%, 03/03/16

6,184

6,183

0.06%, 03/17/16

4,190

4,189

0.10%, 03/31/16

79,392

79,358

0.07%, 04/07/16

67,837

67,810

0.35%, 05/26/16

7,750

7,738

	Shares/Par †	Value
0.42%, 06/02/16	38,443	38,374

		318,074

Total Short Term Investments (cost $630,129)		630,110

Total Investments - 95.6% (cost $630,129)		630,110
Other Assets and Liabilities, Net - 4.4%		28,781

Total Net Assets - 100.0%		$658,891

JNL/BlackRock Global Allocation Fund * (b)

COMMON STOCKS - 51.6%

CONSUMER DISCRETIONARY - 6.0%
Fuji Heavy Industries Ltd.	361	$14,864
Toyota Industries Corp.	210	11,235
Other Securities		194,252

		220,351

CONSUMER STAPLES - 4.2%
Coca-Cola Co.	308	13,226
Coca-Cola Enterprises Inc.	7	350
Nestle SA	181	13,473
Procter & Gamble Co.	228	18,139
SABMiller Plc	312	18,666
Other Securities		89,755

		153,609

ENERGY - 4.2%
Anadarko Petroleum Corp.	340	16,519
Marathon Petroleum Corp.	505	26,185
Schlumberger Ltd.	163	11,394
Other Securities		102,487

		156,585

FINANCIALS - 9.6%
Bank of America Corp.	957	16,111
Berkshire Hathaway Inc. - Class A (c)	—	6,725
Berkshire Hathaway Inc. - Class B (c)	78	10,359
CapitaLand Ltd.	3,189	7,496
Chubb Corp.	98	13,026
Citigroup Inc.	342	17,706
Global Logistic Properties Ltd.	5,517	8,331
HSBC Holdings Plc	2,387	18,845
Intesa Sanpaolo SpA	1,997	6,632
JPMorgan Chase & Co.	274	18,105
UBS Group AG	375	7,283
Wells Fargo & Co.	362	19,704
Other Securities		204,900

		355,223

HEALTH CARE - 7.1%
Aetna Inc.	102	11,069
Allergan Plc (c)	25	7,902
Anthem Inc.	55	7,660
Gilead Sciences Inc.	53	5,390
McKesson Corp.	72	14,177
Pfizer Inc.	349	11,259
Teva Pharmaceutical Industries Ltd. - ADR	163	10,721
Other Securities		193,066

		261,244

INDUSTRIALS - 6.6%
General Electric Co.	730	22,753
Other Securities		221,673

		244,426

INFORMATION TECHNOLOGY - 6.7%
Alphabet Inc. - Class A (c)	15	11,447

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Alphabet Inc. - Class C (c)	36	27,579
Apple Inc.	198	20,801
Cisco Systems Inc.	434	11,785
Microsoft Corp.	260	14,440
QUALCOMM Inc.	207	10,338
Other Securities		151,488

		247,878

MATERIALS - 3.1%
Other Securities		115,782

TELECOMMUNICATION SERVICES - 2.4%
AT&T Inc.	423	14,569
Verizon Communications Inc.	332	15,322
Vodafone Group Plc	1,964	6,368
Vodafone Group Plc - ADR	208	6,723
Other Securities		44,488

		87,470

UTILITIES - 1.7%
Other Securities		62,024

Total Common Stocks (cost $1,972,702)		1,904,592

TRUST PREFERREDS - 0.4%

FINANCIALS - 0.4%
Citigroup Capital XIII, 6.69%, (callable at 25 beginning 02/08/16)	124	3,236
Other Securities		10,278

Total Trust Preferreds (cost $13,172)		13,514

PREFERRED STOCKS - 2.7%

CONSUMER DISCRETIONARY - 0.2%
Other Securities		5,704

CONSUMER STAPLES - 0.1%
Other Securities		3,958

FINANCIALS - 0.5%
HSBC Holdings Plc, 8.00%, (callable at 25 beginning 02/08/16) (e) (m)	70	1,831
Wells Fargo & Co. - Series L, 7.50% (m) (v)	1	1,524
Other Securities		15,501

		18,856

HEALTH CARE - 0.7%
Allergan Plc, 5.50%, 03/01/18 (v)	10	10,334
Anthem Inc., 5.25%, 05/01/18	92	4,229
Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	9	9,501
Other Securities		1,826

		25,890

INFORMATION TECHNOLOGY - 1.1%
Uber Technologies Inc. (c) (f) (p) (q)	303	14,784
Other Securities		27,249

		42,033

MATERIALS - 0.0%
Other Securities		73

TELECOMMUNICATION SERVICES - 0.0%
Other Securities		167

UTILITIES - 0.1%
Other Securities		1,659

Total Preferred Stocks (cost $92,775)		98,340

	Shares/Par †	Value
RIGHTS - 0.0%
Other Securities		—

Total Rights (cost $0)		—

WARRANTS - 0.0%
Other Securities		196

Total Warrants (cost $0)		196

PURCHASED OPTIONS - 0.5%
Other Securities		18,729

Total Purchased Options (cost $26,940)		18,729

INVESTMENT COMPANIES - 0.9%
iShares Gold Trust Fund (a) (c)	741	7,576
SPDR Gold Trust (c)	203	20,550
Other Securities		4,860

Total Investment Companies (cost $42,491)		32,986

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.1%
Other Securities		3,073

Total Non-U.S. Government Agency Asset- Backed Securities (cost $3,158)		3,073

CORPORATE BONDS AND NOTES - 7.8%

CONSUMER DISCRETIONARY - 0.2%
Other Securities		7,570

CONSUMER STAPLES - 0.1%
Other Securities		1,780

ENERGY - 0.6%
Other Securities		22,716

FINANCIALS - 3.6%
Bank of America Corp.
2.00%, 01/11/18	2,624	2,621
1.66%, 03/22/18 (i)	1,531	1,536
2.60%, 01/15/19	1,883	1,889
CapitaLand Ltd.
2.10%, 11/15/16 (p) (v), SGD	3,500	2,460
1.95%, 10/17/23 (r) (v), SGD	3,000	2,163
Citigroup Inc.
5.87% (callable at 100 beginning 03/27/20) (m)	3,849	3,820
5.95% (callable at 100 beginning 01/30/23) (m)	1,330	1,301
1.80%, 02/05/18	5,293	5,275
General Electric Capital Corp.
5.55%, 05/04/20	404	457
6.37%, 11/15/67 (i)	2,079	2,171
Global Logistic Properties Ltd., 3.88%, 06/04/25 (r)	5,466	5,339
HSBC Holdings Plc, 6.37%, (callable at 100 beginning 09/17/24) (e) (m) (v)	5,700	5,629
HSBC USA Inc., 1.63%, 01/16/18	996	991
Intesa Sanpaolo SpA
3.88%, 01/16/18	941	965
3.88%, 01/15/19	4,258	4,385
JPMorgan Chase & Co.
5.15% (callable at 100 beginning 05/01/23) (m)	3,636	3,436
6.10% (callable at 100 beginning 10/01/24) (m)	7,236	7,273
4.35%, 08/15/21	1,448	1,541
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	1,842	2,032

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
UBS AG, 2.38%, 08/14/19	1,636	1,635
UBS Group AG, 4.13%, 09/24/25 (r)	2,275	2,274
Other Securities		73,581

		132,774

HEALTH CARE - 0.7%
Gilead Sciences Inc., 1.63%, 05/01/16 (v)	1,377	6,153
Other Securities		20,419

		26,572

INDUSTRIALS - 0.3%
General Electric Co., 4.10%, (callable at 100 beginning 12/15/22) (m)	3,197	3,189
Other Securities		7,254

		10,443

INFORMATION TECHNOLOGY - 1.3%
AliphCom Inc., 0.00%, 04/01/20 (f) (j) (p) (q) (v)	13,943	20,283
QUALCOMM Inc., 3.00%, 05/20/22	6,420	6,359
Other Securities		21,839

		48,481

MATERIALS - 0.3%
Other Securities		10,497

TELECOMMUNICATION SERVICES - 0.7%
AT&T Inc.
2.38%, 11/27/18	4,651	4,687
3.00%, 06/30/22	7,600	7,393
Other Securities		15,276

		27,356

UTILITIES - 0.0%
Other Securities		355

Total Corporate Bonds and Notes (cost $288,123)		288,544

VARIABLE RATE SENIOR LOAN INTERESTS - 1.0% (i)

CONSUMER DISCRETIONARY - 0.3%
Other Securities		11,285

ENERGY - 0.1%
Other Securities		4,250

FINANCIALS - 0.2%
Other Securities		6,912

HEALTH CARE - 0.2%
Other Securities		9,077

INDUSTRIALS - 0.0%
Other Securities		1,482

MATERIALS - 0.1%
Other Securities		2,553

UTILITIES - 0.1%
Other Securities		2,570

Total Variable Rate Senior Loan Interests (cost $47,040)		38,129

GOVERNMENT AND AGENCY OBLIGATIONS - 12.2%

GOVERNMENT SECURITIES - 11.8%
Sovereign - 4.9%
Brazil Government International Bond, 6.00%, 01/17/17	2,423	2,490
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/21, BRL	54,075	10,880
Hungary Government Bond, 5.50%, 06/24/25, HUF	1,977,730	7,962
Hungary Government International Bond, 6.38%, 03/29/21	8,072	9,202

	Shares/Par †	Value
Indonesia Government Bond, 8.25%, 07/15/21, IDR	124,510,000	8,810
Indonesia Government International Bond, 6.88%, 01/17/18 (r)	2,317	2,513
Indonesia Treasury Bond, 8.38%, 03/15/24, IDR	12,645,000	892
Italy Buoni Poliennali Del Tesoro
2.50%, 12/01/24, EUR	4,831	5,702
1.50%, 06/01/25, EUR	16,905	18,384
Japan Government Bond, 0.10%, 03/15/17, JPY	705,750	5,883
Mexico Bonos, 6.50%, 06/10/21, MXN	349,256	20,964
Mexico Government International Bond, 5.95%, 03/19/19	1,130	1,254
Poland Government Bond
5.25%, 10/25/20, PLN	35,788	10,369
5.75%, 10/25/21, PLN	17,632	5,294
3.25%, 07/25/25, PLN	24,103	6,320
United Kingdom Gilt Treasury Bond, 2.00%, 09/07/25, GBP	30,038	44,518
Other Securities		20,321

		181,758
Treasury Inflation Index Securities - 0.8%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/20 (n)	3,909	3,857
0.25%, 01/15/25 (n)	1,548	1,475
0.38%, 07/15/25 (n)	23,602	22,812

		28,144
U.S. Treasury Securities - 6.1%
U.S. Treasury Note
0.38%, 03/15/16	11,989	11,992
1.75%, 03/31/22	15,491	15,254
1.88%, 08/31/22	19,480	19,257
1.75%, 09/30/22	20,960	20,544
1.88%, 10/31/22	19,570	19,323
2.00%, 02/15/25	11,592	11,330
2.13%, 05/15/25	30,694	30,292
2.00%, 08/15/25 (o)	99,194	96,713

		224,705

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.4%
Federal National Mortgage Association - 0.4%
Federal National Mortgage Association, 3.00%, 01/15/26, TBA (g)	13,690	13,685

Total Government and Agency Obligations (cost $462,430)		448,292

SHORT TERM INVESTMENTS - 25.4%
Securities Lending Collateral - 2.0%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	73,524	73,524
Treasury Securities - 23.4%
Japan Treasury Bill
0.00%, 01/13/16, JPY	1,480,000	12,313
0.00%, 01/25/16, JPY	1,570,000	13,063
0.00%, 02/10/16, JPY	1,890,000	15,725
0.00%, 02/22/16, JPY	1,810,000	15,059
0.00%, 02/29/16, JPY	3,870,000	32,199
0.00%, 03/07/16, JPY	3,970,000	33,031
0.00%, 03/14/16, JPY	2,030,000	16,890
0.00%, 03/22/16, JPY	2,710,000	22,548
Mexico Cetes
0.18%, 01/07/16, MXN	9,546	5,536
0.20%, 02/18/16, MXN	5,656	3,267
0.18%, 03/31/16, MXN	9,530	5,484
0.19%, 04/14/16, MXN	12,180	6,999

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
U.S. Treasury Bill
0.06%, 01/07/16	$48,151	48,150
0.05%, 01/14/16	26,677	26,676
0.01%, 01/28/16	37,000	36,998
0.12%, 02/04/16	40,000	39,994
0.18%, 02/11/16	50,000	49,990
0.21%, 02/18/16	151,000	150,965
0.19%, 02/25/16	52,000	51,989
0.05%, 03/03/16	48,000	47,991
0.19%, 03/10/16	25,000	24,995
0.06%, 03/17/16	34,000	33,993
0.03%, 03/24/16	64,236	64,211
0.10%, 03/31/16	89,000	88,962
0.07%, 04/14/16	17,347	17,338

		864,366

Total Short Term Investments (cost $935,495)		937,890

Total Investments - 102.6% (cost $3,884,326)		3,784,285
Total Securities Sold Short - (0.3%) (proceeds $9,645)		(9,439)
Other Assets and Liabilities, Net - (2.3%)		(86,099)

Total Net Assets - 100.0%		$3,688,747

SECURITIES SOLD SHORT - 0.3%

COMMON STOCKS - 0.3%

CONSUMER DISCRETIONARY - 0.1%
Autoliv Inc.	15	$1,819
Gentex Corp.	109	1,738

		3,557

CONSUMER STAPLES - 0.1%
AEON Co. Ltd.	118	1,824

FINANCIALS - 0.1%
Franklin Resources Inc.	38	1,386
T. Rowe Price Group Inc.	20	1,459
Waddell & Reed Financial Inc. - Class A	37	1,073

		3,918

MATERIALS - 0.0%
Avery Dennison Corp.	2	140

Total Securities Sold Short - 0.3% (proceeds $9,645)		$9,439

JNL/BlackRock Large Cap Select Growth Fund

COMMON STOCKS - 98.6%

CONSUMER DISCRETIONARY - 21.1%
Amazon.com Inc. (c)	110	$74,634
Chipotle Mexican Grill Inc. (c)	50	24,137
Delphi Automotive Plc	268	23,008
Domino’s Pizza Inc. (e)	95	10,568
Home Depot Inc.	269	35,605
Liberty Global Plc - Class A (c)	935	39,626
Netflix Inc. (c)	391	44,724
Nike Inc. - Class B	473	29,540
Restoration Hardware Holdings Inc. (c) (e)	259	20,598
Starbucks Corp.	252	15,125
TripAdvisor Inc. (c) (e)	503	42,847

		360,412

CONSUMER STAPLES - 8.4%
Anheuser-Busch InBev NV - ADR	302	37,774
Constellation Brands Inc. - Class A	219	31,215

	Shares/Par †	Value
Costco Wholesale Corp.	195	31,478
CVS Health Corp.	269	26,285
Mead Johnson Nutrition Co.	219	17,321

		144,073

ENERGY - 0.5%
Concho Resources Inc. (c)	86	7,995

FINANCIALS - 5.3%
Berkshire Hathaway Inc. - Class B (c)	334	44,112
Crown Castle International Corp.	312	26,984
Moody’s Corp. (e)	196	19,622

		90,718

HEALTH CARE - 18.1%
AbbVie Inc.	385	22,827
Allergan Plc (c)	78	24,402
Biogen Inc. (c)	164	50,096
Celgene Corp. (c)	101	12,117
Illumina Inc. (c) (e)	102	19,604
Perrigo Co. Plc	365	52,884
United Therapeutics Corp. (c) (e)	311	48,704
UnitedHealth Group Inc.	368	43,287
Vertex Pharmaceuticals Inc. (c)	280	35,199

		309,120

INDUSTRIALS - 3.3%
Delta Air Lines Inc.	704	35,697
Union Pacific Corp.	278	21,717

		57,414

INFORMATION TECHNOLOGY - 37.9%
Activision Blizzard Inc.	476	18,412
Alliance Data Systems Corp. (c)	169	46,761
Alphabet Inc. - Class A (c)	161	125,195
Apple Inc.	761	80,071
Facebook Inc. - Class A (c)	1,018	106,591
LinkedIn Corp. - Class A (c)	59	13,244
MasterCard Inc. - Class A	300	29,234
Mobileye NV (c) (e)	455	19,246
NXP Semiconductors NV (c)	244	20,547
Salesforce.com Inc. (c)	645	50,605
Tencent Holdings Ltd.	1,897	37,145
Visa Inc. - Class A	963	74,699
Workday Inc. - Class A (c)	338	26,962

		648,712

MATERIALS - 3.0%
Ecolab Inc.	142	16,228
Sherwin-Williams Co.	133	34,644

		50,872

TELECOMMUNICATION SERVICES - 1.0%
SBA Communications Corp. (c)	165	17,338

Total Common Stocks (cost $1,490,763)		1,686,654

PREFERRED STOCKS - 0.6%

INFORMATION TECHNOLOGY - 0.6%
Palantir Technologies Inc. (c) (f) (p) (q)	1,246	9,596

Total Preferred Stocks (cost $7,639)		9,596

SHORT TERM INVESTMENTS - 3.6%

Investment Company - 2.3%
JNL Money Market Fund, 0.19% (a) (h)	40,091	40,091

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Securities Lending Collateral - 1.3%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	21,810	21,810

Total Short Term Investments (cost $61,901)		61,901

Total Investments - 102.8% (cost $1,560,303)		1,758,151
Other Assets and Liabilities, Net - (2.8%)		(47,596)

Total Net Assets - 100.0%		$1,710,555

JNL/BlackRock Natural Resources Fund

COMMON STOCKS - 95.2%

CONSUMER DISCRETIONARY - 0.7%
Murphy USA Inc. (c)	80	$4,882

ENERGY - 86.5%
Anadarko Petroleum Corp.	389	18,902
Antero Resources Corp. (c) (e)	53	1,147
Apache Corp.	302	13,449
Baker Hughes Inc.	222	10,242
BP Plc - ADR	8	244
Cabot Oil & Gas Corp.	972	17,192
Cameron International Corp. (c)	301	18,997
Canadian Natural Resources Ltd.	641	13,994
Carrizo Oil & Gas Inc. (c)	213	6,304
Cenovus Energy Inc.	344	4,347
Chevron Corp.	337	30,286
Cimarex Energy Co.	135	12,063
CNOOC Ltd. - ADR (e)	30	3,143
Concho Resources Inc. (c)	58	5,414
ConocoPhillips Co.	166	7,770
CONSOL Energy Inc. (e)	164	1,297
Crew Energy Inc. (c)	632	1,850
Devon Energy Corp.	556	17,783
Diamondback Energy Inc. (c) (e)	10	686
Dril-Quip Inc. (c) (e)	169	9,999
EnCana Corp.	175	888
EOG Resources Inc.	765	54,168
EQT Corp.	280	14,614
Exxon Mobil Corp.	565	44,045
FMC Technologies Inc. (c)	456	13,231
Halliburton Co.	591	20,113
Helmerich & Payne Inc. (e)	176	9,415
Hess Corp.	287	13,922
HollyFrontier Corp.	4	173
Husky Energy Inc.	213	2,207
Kosmos Energy Ltd. (c) (e)	356	1,848
Marathon Oil Corp.	481	6,058
Marathon Petroleum Corp.	489	25,324
MEG Energy Corp. (c) (e)	109	634
Murphy Oil Corp.	138	3,101
National Oilwell Varco Inc. (e)	147	4,931
Newfield Exploration Co. (c)	206	6,710
Noble Energy Inc.	412	13,561
Occidental Petroleum Corp.	419	28,322
Oceaneering International Inc.	12	433
Paramount Resources Ltd. (c) (e)	54	240
Phillips 66	163	13,318
Pioneer Natural Resources Co.	174	21,774
Range Resources Corp. (e)	366	9,000
Rowan Cos. Plc - Class A (e)	188	3,194
Royal Dutch Shell Plc - ADR - Class A	13	579
Schlumberger Ltd.	375	26,129
Southwestern Energy Co. (c) (e)	122	868
Suncor Energy Inc.	1,091	28,165
Superior Energy Services Inc.	21	277

	Shares/Par †	Value
Surge Energy Inc. (e)	618	942
Total SA - ADR (e)	364	16,378
Uranium Energy Corp. (c) (p) (q)	366	388
VAALCO Energy Inc. (c)	394	631
Valero Energy Corp.	293	20,725
Weatherford International Plc (c) (e)	252	2,113
Whiting Petroleum Corp. (c)	247	2,330
Williams Cos. Inc.	111	2,858

		608,716

MATERIALS - 8.0%
Agnico-Eagle Mines Ltd.	6	158
Barrick Gold Corp.	15	113
BHP Billiton Ltd.	339	4,358
BHP Billiton Plc - ADR (e)	28	628
E. I. du Pont de Nemours & Co.	142	9,455
Eldorado Gold Corp.	1,115	3,303
First Quantum Minerals Ltd.	662	2,480
Franco-Nevada Corp. (e)	174	7,975
Goldcorp Inc.	22	259
Goldcorp Inc.	494	5,710
HudBay Minerals Inc. (e)	400	1,534
Martin Marietta Materials Inc.	1	102
Newcrest Mining Ltd. (c)	389	3,681
Newmont Mining Corp.	81	1,461
Praxair Inc.	49	4,978
Rangold Resources Ltd. - ADR (e)	4	254
Rio Tinto Plc - ADR (e)	12	351
Southern Copper Corp. (e)	359	9,370

		56,170

Total Common Stocks (cost $850,331)		669,768

SHORT TERM INVESTMENTS - 7.7%

Investment Company - 4.6%
JNL Money Market Fund, 0.19% (a) (h)	32,373	32,373

Securities Lending Collateral - 3.1%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	21,935	21,935

Total Short Term Investments (cost $54,308)		54,308

Total Investments - 102.9% (cost $904,639)		724,076
Other Assets and Liabilities, Net - (2.9%)		(20,524)

Total Net Assets - 100.0%		$703,552

JNL/Boston Partners Global Long Short Equity Fund *

COMMON STOCKS - 93.7%

CONSUMER DISCRETIONARY - 13.7%
Comcast Corp. - Class A	130	$7,333
Havas SA	633	5,323
International Speedway Corp. - Class A (o)	169	5,689
ITV Plc	1,242	5,057
Liberty Global Plc - Class C (c) (o)	374	15,237
Liberty LiLAC Group - Class C (c)	22	953
WH Smith Plc	252	6,546
Other Securities		33,586

		79,724

CONSUMER STAPLES - 6.3%
CVS Health Corp. (o)	106	10,371
Imperial Tobacco Group Plc	152	8,035
Koninklijke Ahold NV	384	8,097

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Other Securities		10,292

		36,795

ENERGY - 6.1%
Occidental Petroleum Corp. (o)	74	5,013
Parsley Energy Inc. - Class A (c) (o)	303	5,595
Other Securities		24,978

		35,586

FINANCIALS - 15.0%
ACE Ltd. (o)	55	6,430
Aurelius SE and Co. KGAA	156	8,122
Australia & New Zealand Banking Group Ltd. (e)	284	5,722
Fifth Third Bancorp (o)	275	5,521
HSBC Holdings Plc	941	7,430
Huntington Bancshares Inc. (o)	448	4,951
SunTrust Banks Inc. (o)	135	5,796
Wells Fargo & Co.	228	12,406
Other Securities		30,444

		86,822

HEALTH CARE - 10.5%
CIGNA Corp. (o)	36	5,276
Express Scripts Holding Co. (c) (o)	57	4,996
Laboratory Corp. of America Holdings (c) (o)	61	7,529
Medtronic Plc (o)	82	6,315
Merck & Co. Inc. (o)	141	7,434
Merck KGaA	50	4,854
Roche Holding AG	19	5,211
Other Securities		19,261

		60,876

INDUSTRIALS - 15.4%
BAE Systems Plc	743	5,470
FedEx Corp. (o)	34	5,015
Georg Fischer AG	7	5,077
Honeywell International Inc. (o)	51	5,313
Ingersoll-Rand Plc (o)	106	5,875
KION Group AG	126	6,224
Melrose Industries Plc	2,170	9,297
Raytheon Co. (o)	76	9,438
Safran SA	99	6,778
Teleperformance	69	5,796
Other Securities		24,737

		89,020

INFORMATION TECHNOLOGY - 16.5%
Activision Blizzard Inc. (o)	140	5,430
Alphabet Inc. - Class C (c) (o)	28	21,447
Amano Corp.	385	5,212
Apple Inc. (o)	104	10,915
Cap Gemini SA	52	4,815
eBay Inc. (c) (o)	237	6,503
Flextronics International Ltd. (c) (o)	434	4,866
Samsung Electronics Co. Ltd.	9	9,424
Other Securities		27,124

		95,736

MATERIALS - 8.4%
Berry Plastics Group Inc. (c) (o)	216	7,809
CRH Plc	221	6,388
Lintec Corp. (e)	230	4,829
LyondellBasell Industries NV - Class A (o)	61	5,305
WestRock Co. (o)	108	4,932
Other Securities		19,270

		48,533

	Shares/Par †	Value
TELECOMMUNICATION SERVICES - 1.3%
Other Securities		7,698

UTILITIES - 0.5%
Other Securities		2,867

Total Common Stocks (cost $546,549)		543,657

PREFERRED STOCKS - 1.0%

ENERGY - 0.5%
Other Securities		2,645

INFORMATION TECHNOLOGY - 0.5%
Samsung Electronics Co. Ltd.	3	3,135

Total Preferred Stocks (cost $6,050)		5,780

WARRANTS - 0.0%
Other Securities		7

Total Warrants (cost $27)		7

SHORT TERM INVESTMENTS - 8.3%

Investment Company - 6.5%
JNL Money Market Fund, 0.19% (a) (h)	37,480	37,480

Securities Lending Collateral - 1.8%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	10,752	10,752

Total Short Term Investments (cost $48,232)		48,232

Total Investments - 103.0% (cost $600,858)		597,676
Total Securities Sold Short - (37.9%) (proceeds $230,504)		(219,612)
Other Assets and Liabilities, Net - 34.9%		202,001

Total Net Assets - 100.0%		$580,065

SECURITIES SOLD SHORT - 37.9%

COMMON STOCKS - 37.9%

CONSUMER DISCRETIONARY - 9.8%
Bob Evans Farms Inc.	59	$2,273
Buffalo Wild Wings Inc.	21	3,359
Carmax Inc.	27	1,470
Coach Inc.	83	2,732
Dollar Tree Inc.	24	1,879
Dorman Products Inc.	40	1,889
Ferrari NV	43	2,078
Inditex SA	85	2,931
Kingfisher Plc	422	2,044
LKQ Corp.	54	1,589
Lululemon Athletica Inc.	27	1,433
Luxottica Group SpA	43	2,780
Monro Muffler Brake Inc.	22	1,482
Netflix Inc.	18	2,033
Nordstrom Inc.	68	3,362
Ocado Group Plc	405	1,811
Sally Beauty Holdings Inc.	61	1,705
Sanrio Co. Ltd.	115	2,709
SES SA - FDR	107	2,965
Societe Television Francaise 1	262	2,907
Tesla Motors Inc.	13	3,221
TripAdvisor Inc.	24	2,087
Under Armour Inc. - Class A	21	1,672
Whitbread Plc	42	2,752
Williams-Sonoma Inc.	25	1,481

		56,644

CONSUMER STAPLES - 2.7%
C&C Group Plc	482	1,942

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Casino Guichard Perrachon SA	41	1,905
Colgate-Palmolive Co.	39	2,597
GrainCorp Ltd. - Class A	369	2,302
Monster Beverage Corp.	15	2,301
Unicharm Corp.	92	1,875
Want Want China Holdings Ltd.	3,603	2,674

		15,596

ENERGY - 2.2%
Continental Resources Inc.	73	1,686
Helmerich & Payne Inc.	44	2,363
Hess Corp.	38	1,833
Kinder Morgan Inc.	223	3,327
Matador Resources Co.	116	2,294
Oasis Petroleum Inc.	204	1,501

		13,004

FINANCIALS - 4.6%
Banco de Sabadell SA	1,423	2,523
Bank of East Asia Ltd.	791	2,935
Bankia SA	1,215	1,414
Cullen/Frost Bankers Inc.	33	2,007
Eaton Vance Corp.	73	2,366
Home Bancshares Inc.	55	2,224
Mercury General Corp.	55	2,577
Texas Capital Bancshares Inc.	36	1,788
UMB Financial Corp.	43	2,020
UniCredit SpA	325	1,797
Westamerica Bancorp	68	3,178
WisdomTree Investments Inc.	136	2,130

		26,959

HEALTH CARE - 3.8%
Akorn Inc.	54	2,026
Cie Generale d’Optique Essilor International SA	12	1,537
GW Pharmaceuticals Plc - ADR	6	415
Halyard Health Inc.	68	2,270
Kite Pharma Inc.	34	2,096
Novavax Inc.	233	1,951
Sonova Holding AG	28	3,547
Takeda Pharmaceutical Co. Ltd.	50	2,508
West Pharmaceutical Services Inc.	37	2,252
Wright Medical Group NV	147	3,560

		22,162

INDUSTRIALS - 7.0%
Cie de Saint-Gobain	52	2,270
CNH Industrial NV	328	2,247
Deere & Co.	17	1,304
Franklin Electric Co. Inc.	123	3,312
GEA Group AG	63	2,563
JB Hunt Transport Services Inc.	21	1,572
Keihin Electric Express Railway Co. Ltd.	320	2,644
Mobile Mini Inc.	57	1,781
Noble Group Ltd.	5,051	1,412
Norwegian Air Shuttle ASA	8	298
Old Dominion Freight Line Inc.	52	3,056
OSRAM Licht AG	56	2,346
Rotork Plc	1,066	2,870
Seek Ltd.	255	2,838
Smiths Group Plc	150	2,070
Sun Hydraulics Corp.	84	2,662
Wabtec Corp.	38	2,724
Zodiac Aerospace	103	2,441

		40,410

INFORMATION TECHNOLOGY - 4.9%
Arista Networks Inc.	17	1,357

	Shares/Par †	Value
Cavium Inc.	39	2,546
Cognex Corp.	91	3,058
Guidewire Software Inc.	32	1,909
Itron Inc.	36	1,314
National Instruments Corp.	72	2,065
NetSuite Inc.	35	2,993
Nintendo Co. Ltd.	15	2,008
Telefonaktiebolaget LM Ericsson - Class B	160	1,544
Twitter Inc.	101	2,338
Unisys Corp.	133	1,473
VeriFone Systems Inc.	78	2,187
Workday Inc. - Class A	19	1,535
Yelp Inc. - Class A	65	1,863

		28,190

MATERIALS - 2.9%
Air Liquide	22	2,490
Air Products & Chemicals Inc.	19	2,423
AptarGroup Inc.	38	2,744
Axalta Coating Systems Ltd.	99	2,641
FMC Corp.	54	2,109
Goldcorp Inc.	223	2,580
Oji Holdings Corp.	413	1,660

		16,647

Total Securities Sold Short - 37.9% (proceeds $230,504)		$219,612

JNL/Brookfield Global Infrastructure and MLP Fund

COMMON STOCKS - 96.4%

AUSTRALIA - 4.4%
Macquarie Atlas Roads Group	1,795	$5,290
Transurban Group	4,260	32,290

		37,580

CANADA - 9.8%
Enbridge Inc.	966	32,102
Hydro One Ltd. (c) (e)	254	4,090
Inter Pipeline Ltd. (e)	803	12,884
Pembina Pipeline Corp. (e)	549	11,957
TransCanada Corp. (e)	244	7,959
Veresen Inc. (e)	2,160	13,828

		82,820

CHINA - 3.6%
Beijing Capital International Airport Co. Ltd. - Class H (q)	5,271	5,661
China Gas Holdings Ltd.	3,557	5,111
China Merchants Holdings International Co. Ltd.	2,708	8,565
ENN Energy Holdings Ltd.	2,057	10,914

		30,251

FRANCE - 4.9%
Aeroports de Paris (e) (q)	106	12,300
Eutelsat Communications Group SA	100	2,987
Groupe Eurotunnel SE (q)	2,147	26,715

		42,002

HONG KONG - 1.7%
Hong Kong & China Gas Co. Ltd.	7,239	14,166

ITALY - 3.7%
Atlantia SpA	629	16,629

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Snam Rete Gas SpA	2,859	14,919

		31,548

JAPAN - 1.1%
East Japan Railway Co.	99	9,332

LUXEMBOURG - 1.4%
SES SA - FDR	435	12,055

MEXICO - 1.2%
Grupo Aeroportuario del Centro Norte SAB de CV - Class B	722	3,515
Grupo Aeroportuario del PacifiCo SAB de CV - Class B	450	3,977
Infraestructura Energetica Nova SAB de CV - Class S (e)	570	2,381

		9,873

NETHERLANDS - 1.2%
Koninklijke Vopak NV	242	10,432

SINGAPORE - 0.5%
Hutchison Port Holdings Trust	7,959	4,206

SPAIN - 4.4%
Aena SA (c)	25	2,807
Ferrovial SA	994	22,471
Red Electrica Corp. SA	146	12,196

		37,474

SWITZERLAND - 1.4%
Flughafen Zuerich AG (q)	16	11,699

UNITED KINGDOM - 7.6%
National Grid Plc	3,023	41,686
Severn Trent Plc	201	6,413
United Utilities Group Plc	1,202	16,555

		64,654

UNITED STATES OF AMERICA - 49.5%
American Tower Corp.	446	43,264
American Water Works Co. Inc.	360	21,522
Boardwalk Pipeline Partners, LP	574	7,452
CenterPoint Energy Inc.	237	4,355
Columbia Pipeline Group Inc.	434	8,670
Columbia Pipeline Partners LP	219	3,825
Crestwood Equity Partners LP	102	2,113
Crown Castle International Corp.	336	29,038
CSX Corp.	160	4,157
Enable Midstream Partners LP	110	1,016
Energy Transfer Equity LP	360	4,948
Energy Transfer Partners LP	801	27,018
Enterprise Products Partners LP	1,746	44,665
EQT Midstream Partners LP	163	12,300
Eversource Energy	535	27,343
ITC Holdings Corp.	226	8,882
MPLX LP	142	5,580
NiSource Inc. (e)	608	11,864
ONE Gas Inc.	138	6,925
PG&E Corp.	625	33,228
Rice Midstream Partners LP	541	7,297
SBA Communications Corp. (c)	225	23,662
SemGroup Corp. - Class A	288	8,320
Sempra Energy	89	8,321
Southwest Gas Corp.	71	3,931
Sunoco Logistics Partners LP	367	9,432
Targa Resources Corp.	122	3,293
Union Pacific Corp.	268	20,982
Williams Cos. Inc.	645	16,584

	Shares/Par †	Value
Williams Partners LP	336	9,351

		419,338

Total Common Stocks (cost $910,846)		817,430

SHORT TERM INVESTMENTS - 10.1%
Investment Company - 3.5%
JNL Money Market Fund, 0.19% (a) (h)	29,791	29,791
Securities Lending Collateral - 6.6%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	55,982	55,982

Total Short Term Investments (cost $85,773)		85,773

Total Investments - 106.5% (cost $996,619)		903,203
Other Assets and Liabilities, Net - (6.5%)		(55,182)

Total Net Assets - 100.0%		$848,021

JNL/Capital Guardian Global Balanced Fund *

COMMON STOCKS - 61.4%

CONSUMER DISCRETIONARY - 11.1%
Bayerische Motoren Werke AG	26	$2,780
Daimler AG	38	3,187
Hyundai Motor Co.	17	2,111
Norwegian Cruise Line Holdings Ltd. (c)	73	4,284
Other Securities		38,353

		50,715

CONSUMER STAPLES - 5.3%
British American Tobacco Plc	53	2,921
Coca-Cola Co.	57	2,436
Nestle SA	35	2,602
Philip Morris International Inc.	33	2,936
Procter & Gamble Co.	38	3,002
Other Securities		10,561

		24,458

ENERGY - 2.9%
Surgutneftegas OAO - ADR	283	1,686
Other Securities		11,627

		13,313

FINANCIALS - 10.4%
CME Group Inc.	37	3,316
Fairfax Financial Holdings Ltd.	10	4,605
Goldman Sachs Group Inc.	15	2,721
Partners Group Holding AG	9	3,064
PICC Property & Casualty Co. Ltd. - Class H	2,409	4,755
Other Securities		28,879

		47,340

HEALTH CARE - 4.7%
AstraZeneca Plc	45	3,026
Eli Lilly & Co.	40	3,345
Incyte Corp. (c)	30	3,205
Novo Nordisk A/S - Class B	43	2,486
Roche Holding AG	9	2,600
Other Securities		6,842

		21,504

INDUSTRIALS - 7.1%
Adecco SA	41	2,800
General Electric Co.	72	2,246
Hexcel Corp.	54	2,527
Seek Ltd. (e)	331	3,679

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Other Securities		21,054

		32,306

INFORMATION TECHNOLOGY - 9.8%
Alphabet Inc. - Class A (c)	1	892
Alphabet Inc. - Class C (c)	2	1,582
Apple Inc.	33	3,458
ASML Holding NV	56	4,954
ASML Holding NV - ADR	2	186
Microsoft Corp.	105	5,825
Murata Manufacturing Co. Ltd.	19	2,791
Taiwan Semiconductor Manufacturing Co. Ltd.	1,271	5,483
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	13	294
Yahoo! Japan Corp.	632	2,571
Other Securities		16,737

		44,773

MATERIALS - 3.0%
Monsanto Co.	31	3,074
Vale SA - Preferred ADR	967	2,464
Other Securities		8,349

		13,887

TELECOMMUNICATION SERVICES - 5.1%
America Movil SAB de CV - ADR - Class L (e)	238	3,352
Bharti Airtel Ltd.	542	2,779
Verizon Communications Inc.	90	4,169
Other Securities		12,872

		23,172

UTILITIES - 2.0%
Energias de Portugal SA	787	2,835
Other Securities		6,168

		9,003

Total Common Stocks (cost $273,200)		280,471

PREFERRED STOCKS - 0.9%

CONSUMER DISCRETIONARY - 0.1%
Hyundai Motor Co.	5	407
Other Securities		55

		462

ENERGY - 0.3%
Surgutneftegas OAO	2,145	1,299

FINANCIALS - 0.2%
Other Securities		1,030

INFORMATION TECHNOLOGY - 0.0%
Other Securities		—

MATERIALS - 0.3%
Vale SA - Class A	476	1,232

Total Preferred Stocks (cost $7,081)		4,023

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 1.0%
GS Mortgage Securities Trust REMIC, 5.79%, 08/10/45 (i)	$20	21
Other Securities		4,678

Total Non-U.S. Government Agency Asset- Backed Securities (cost $4,798)		4,699

CORPORATE BONDS AND NOTES - 7.1%

CONSUMER DISCRETIONARY - 0.1%
Other Securities		729

	Shares/Par †	Value
CONSUMER STAPLES - 0.3%
Philip Morris International Inc., 4.25%, 11/10/44	50	48
Other Securities		1,148

		1,196

ENERGY - 0.6%
Other Securities		2,782

FINANCIALS - 3.8%
General Electric Capital European Funding, 5.38%, 01/23/20, EUR	100	129
Goldman Sachs Group Inc.
5.25%, 07/27/21	200	221
3.50%, 01/23/25	280	275
4.25%, 10/21/25	30	30
4.75%, 10/21/45	140	139
Nykredit Realkredit A/S
2.00%, 10/01/37, DKK	23,084	3,234
2.50%, 10/01/37, DKK	3,326	479
2.50%, 10/01/47, DKK	1,741	242
Other Securities		12,652

		17,401

HEALTH CARE - 1.3%
Other Securities		5,761

INDUSTRIALS - 0.1%
Other Securities		630

INFORMATION TECHNOLOGY - 0.0%
Other Securities		128

MATERIALS - 0.1%
Other Securities		319

TELECOMMUNICATION SERVICES - 0.3%
Verizon Communications Inc.
4.27%, 01/15/36	88	79
4.52%, 09/15/48	191	171
Other Securities		1,011

		1,261

UTILITIES - 0.5%
Other Securities		2,289

Total Corporate Bonds and Notes (cost $33,888)		32,496

GOVERNMENT AND AGENCY OBLIGATIONS - 24.5%

GOVERNMENT SECURITIES - 23.1%
Federal Home Loan Bank - 0.1% (w)
Other Securities		246
Federal National Mortgage Association - 0.1% (w)
Other Securities		369
Municipals - 0.3%
Other Securities		1,368
Sovereign - 13.5%
Bundesrepublik Deutschland
0.50%, 02/15/25, EUR	400	432
2.50%, 07/04/44, EUR	250	338
2.50%, 08/15/46, EUR	1,300	1,762
France Government Bond, 2.25%, 05/25/24, EUR	700	856
France Government Bond OAT
0.25%, 11/25/20, EUR	180	197
1.75%, 11/25/24, EUR	1,350	1,585
Hungary Government Bond
6.50%, 06/24/19, HUF	167,900	655
7.50%, 11/12/20, HUF	570,500	2,391
7.00%, 06/24/22, HUF	54,830	232
5.50%, 06/24/25, HUF	25,160	101

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Hungary Government International Bond
6.25%, 01/29/20	145	162
6.00%, 11/24/23, HUF	101,000	411
Ireland Government Bond
4.50%, 04/18/20, EUR	935	1,204
3.90%, 03/20/23, EUR	505	671
3.40%, 03/18/24, EUR	1,250	1,617
5.40%, 03/13/25, EUR	50	74
2.40%, 05/15/30, EUR	500	593
2.00%, 02/18/45, EUR	350	365
Italy Buoni Poliennali Del Tesoro
5.50%, 09/01/22, EUR	425	594
4.75%, 08/01/23 (p) (q), EUR	300	410
4.50%, 03/01/24, EUR	1,300	1,755
3.50%, 03/01/30 (p) (q), EUR	500	643
Japan Government Bond
0.10%, 01/15/16, JPY	10,000	83
0.10%, 05/15/16, JPY	70,000	583
1.20%, 06/20/21, JPY	16,150	143
1.10%, 12/20/21, JPY	40,000	354
0.80%, 09/20/22, JPY	135,000	1,179
0.70%, 12/20/22, JPY	140,000	1,216
0.80%, 12/20/22, JPY	135,000	1,180
0.80%, 06/20/23, JPY	115,000	1,007
0.50%, 12/20/24, JPY	60,000	513
2.20%, 03/20/30, JPY	45,000	458
1.70%, 06/20/33, JPY	50,000	477
1.40%, 09/20/34, JPY	30,000	271
2.30%, 12/20/35, JPY	35,000	360
1.70%, 03/20/44, JPY	85,000	783
Mexico Bonos
7.75%, 12/14/17, MXN	6,200	385
8.00%, 06/11/20, MXN	900	58
6.50%, 06/10/21, MXN	33,900	2,035
10.00%, 12/05/24, MXN	29,000	2,118
5.75%, 03/05/26, MXN	2,000	111
10.00%, 11/20/36, MXN	5,000	388
8.50%, 11/18/38, MXN	930	63
7.75%, 11/13/42, MXN	500	32
Mexico Government International Bond
5.63%, 01/15/17 (e)	182	189
3.63%, 03/15/22	156	157
4.00%, 10/02/23	280	284
4.75%, 03/08/44	250	228
Poland Government Bond
5.25%, 10/25/17, PLN	3,775	1,023
5.25%, 10/25/20, PLN	4,250	1,231
5.75%, 10/25/21, PLN	4,900	1,471
5.75%, 09/23/22, PLN	1,000	303
4.00%, 10/25/23, PLN	2,650	731
3.25%, 07/25/25, PLN	2,250	590
Poland Government International Bond
5.13%, 04/21/21	90	100
4.00%, 01/22/24	50	53
Spain Government Bond
5.40%, 01/31/23 (p) (q), EUR	850	1,182
2.75%, 10/31/24 (p) (q), EUR	720	854
5.15%, 10/31/44 (p) (q), EUR	915	1,408
United Kingdom Treasury Bond
1.75%, 07/22/19, GBP	450	678
2.00%, 07/22/20, GBP	200	304
1.75%, 09/07/22, GBP	200	297
2.25%, 09/07/23, GBP	870	1,327
2.75%, 09/07/24, GBP	300	473
3.25%, 01/22/44, GBP	510	837
Other Securities		17,158

		61,723

	Shares/Par †	Value
Treasury Inflation Index Securities - 2.6%
Deutschland Republic Inflation Indexed Bond, 0.10%, 04/15/23 (n), EUR	752	855
Japan Government CPI Indexed Bond
0.10%, 09/10/23 (n), JPY	46,575	408
0.10%, 03/10/24 (n), JPY	133,770	1,172
0.10%, 09/10/24 (n), JPY	150,150	1,320
Mexico Government Inflation Indexed Bond
4.00%, 06/13/19 (n), MXN	538	32
2.00%, 06/09/22 (n), MXN	5,381	291
4.00%, 11/15/40 (n), MXN	538	32
Mexico Inflation Indexed Udibonos, 4.50%, 12/04/25 (n), MXN	12,915	822
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/20 (n)	609	601
0.63%, 01/15/24 (n)	2,538	2,506
0.13%, 07/15/24 (n)	200	190
0.25%, 01/15/25 (n)	1,677	1,598
2.38%, 01/15/25 (e) (n)	189	215
0.38%, 07/15/25 (n)	1,429	1,381
1.38%, 02/15/44 (n)	459	466
0.75%, 02/15/45 (n)	116	101
Other Securities		44

		12,034
U.S. Treasury Securities - 6.5%
U.S. Treasury Bond
3.00%, 11/15/44	100	99
2.88%, 08/15/45	200	194
3.00%, 11/15/45	2,400	2,388
U.S. Treasury Note
0.88%, 08/15/17 (e)	350	349
1.38%, 06/30/18	400	402
1.50%, 08/31/18 (e)	2,975	2,995
1.63%, 06/30/19	1,600	1,607
1.63%, 08/31/19	2,139	2,146
1.75%, 09/30/19	800	806
1.50%, 10/31/19	675	673
1.50%, 11/30/19	825	822
1.63%, 12/31/19	1,525	1,525
1.25%, 01/31/20	2,492	2,454
1.38%, 02/29/20	39	39
1.13%, 03/31/20	1,575	1,540
1.38%, 05/31/20	3,450	3,401
1.50%, 05/31/20	500	496
1.63%, 06/30/20	110	110
1.38%, 08/31/20	1,650	1,624
1.38%, 09/30/20	950	934
1.38%, 10/31/20	500	491
1.63%, 11/30/20 (e)	1,500	1,491
2.13%, 08/15/21 (e)	200	202
1.75%, 05/15/22 (e)	450	443
2.00%, 11/30/22	550	547
2.50%, 05/15/24 (e)	2,150	2,197

		29,975

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.4%
Federal Home Loan Mortgage Corp. - 0.1%
Other Securities		311
Federal National Mortgage Association - 0.2%
Other Securities		1,070
Government National Mortgage Association - 1.1%
Government National Mortgage Association
4.50%, 06/20/45	651	700
4.00%, 08/20/45	404	429
4.50%, 08/20/45	975	1,050

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
3.50%, 01/15/46, TBA (g)	2,550	2,657

		4,836

Total Government and Agency Obligations (cost $117,872)		111,932

SHORT TERM INVESTMENTS - 8.0%

Investment Company - 5.4%
JNL Money Market Fund, 0.19% (a) (h)	24,913	24,913

Securities Lending Collateral - 2.6%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	11,666	11,666

Total Short Term Investments (cost $36,579)		36,579

Total Investments - 102.9% (cost $473,418)		470,200
Other Assets and Liabilities, Net - (2.9%)		(13,048)

Total Net Assets - 100.0%		$457,152

JNL/Capital Guardian Global Diversified Research Fund *

COMMON STOCKS - 89.3%

ARGENTINA - 0.5%
Other Securities		2,311

AUSTRALIA - 2.1%
Sydney Airport	813	3,740
Transurban Group (p) (q)	441	3,345
Other Securities		2,449

		9,534

BRAZIL - 1.0%
Vale SA - Preferred ADR (e)	333	850
Other Securities		3,492

		4,342

CANADA - 2.4%
Potash Corp. of Saskatchewan Inc.	345	5,907
Other Securities		4,655

		10,562

CHILE - 0.2%
Other Securities		1,045

CHINA - 1.4%
Other Securities		6,203

DENMARK - 1.3%
Novo Nordisk A/S - Class B	98	5,700

FINLAND - 1.2%
Sampo Oyj - Class A	104	5,258

FRANCE - 1.2%
Other Securities		5,534

HONG KONG - 2.7%
Minth Group Ltd.	1,732	3,441
Other Securities		8,696

		12,137

INDIA - 1.9%
Bharti Airtel Ltd.	689	3,530
Other Securities		4,980

		8,510

INDONESIA - 0.9%
Astra International Tbk PT	9,660	4,161

	Shares/Par †	Value
IRELAND - 0.4%
Other Securities		2,006

ITALY - 0.5%
Other Securities		2,411

JAPAN - 6.0%
KDDI Corp.	155	4,028
Keyence Corp.	7	3,777
Yamato Kogyo Co. Ltd.	127	3,243
Other Securities		15,739

		26,787

MACAU - 0.5%
Other Securities		2,066

MEXICO - 0.9%
Other Securities		4,170

NETHERLANDS - 3.4%
ASML Holding NV	40	3,542
ASML Holding NV - ADR	19	1,704
Unilever NV - CVA	76	3,317
Other Securities		6,675

		15,238

PORTUGAL - 0.9%
Energias de Portugal SA	1,058	3,813

RUSSIAN FEDERATION - 1.1%
Surgutneftegas OAO - ADR	719	4,275
Other Securities		755

		5,030

SINGAPORE - 1.9%
Avago Technologies Ltd.	28	3,992
Singapore Telecommunications Ltd.	1,697	4,375

		8,367

SOUTH AFRICA - 1.0%
Other Securities		4,666

SOUTH KOREA - 1.1%
Hyundai Motor Co.	17	2,143
Other Securities		2,643

		4,786

SWEDEN - 0.5%
Other Securities		2,352

SWITZERLAND - 4.8%
LafargeHolcim Ltd.	77	3,846
Nestle SA	43	3,166
Partners Group Holding AG	9	3,347
Roche Holding AG	17	4,736
Other Securities		6,671

		21,766

TAIWAN - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	160	3,640

UNITED ARAB EMIRATES - 1.3%
First Gulf Bank PJSC	1,745	5,992

UNITED KINGDOM - 7.4%
AstraZeneca Plc	77	5,167
British American Tobacco Plc	86	4,793
Diageo Plc	170	4,637
Henderson Group Plc	796	3,616
Other Securities		14,992

		33,205

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
UNITED STATES OF AMERICA - 40.0%
Apple Inc.	44	4,621
Chevron Corp.	66	5,919
Coca-Cola Co.	83	3,553
ConocoPhillips Co.	101	4,711
Delphi Automotive Plc	47	4,038
Eli Lilly & Co.	110	9,243
EOG Resources Inc.	67	4,736
General Electric Co.	150	4,657
Goldman Sachs Group Inc.	23	4,199
Hexcel Corp.	80	3,693
IDEX Corp. (e)	54	4,114
Incyte Corp. (c)	59	6,366
Microsoft Corp.	99	5,476
Monsanto Co.	39	3,882
Nielsen Holdings Plc	87	4,036
Norwegian Cruise Line Holdings Ltd. (c)	71	4,167
Philip Morris International Inc.	70	6,180
Procter & Gamble Co.	76	5,995
Starbucks Corp.	60	3,596
Verizon Communications Inc.	121	5,602
Other Securities		80,898

		179,682

Total Common Stocks (cost $369,824)		401,274

PREFERRED STOCKS - 2.1%

BRAZIL - 0.7%
Vale SA	1,306	3,382

SOUTH KOREA - 0.3%
Hyundai Motor Co.	15	1,299

UNITED STATES OF AMERICA - 1.1%
American Tower Corp., 5.50%, 02/15/18	49	4,939

Total Preferred Stocks (cost $17,002)		9,620

SHORT TERM INVESTMENTS - 10.2%

Investment Company - 8.5%
JNL Money Market Fund, 0.19% (a) (h)	37,929	37,929

Securities Lending Collateral - 1.7%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	7,472	7,472

Total Short Term Investments (cost $45,401)		45,401

Total Investments - 101.6% (cost $432,227)		456,295
Other Assets and Liabilities, Net - (1.6%)		(7,009)

Total Net Assets - 100.0%		$449,286

JNL/Causeway International Value Select Fund

COMMON STOCKS - 92.4%

AUSTRALIA - 0.8%
Westfield Corp.	998	$6,868

BELGIUM - 0.6%
KBC Groep NV	81	5,070

CANADA - 1.1%
Imperial Oil Ltd.	286	9,327

CHINA - 5.5%
China Merchants Holdings International Co. Ltd.	2,662	8,419

	Shares/Par †	Value
China Mobile Ltd.	1,800	20,255
CNOOC Ltd.	14,980	15,591

		44,265

FRANCE - 13.5%
BNP Paribas SA	249	14,101
Engie SA	1,097	19,433
Legrand SA	259	14,677
Sanofi SA	177	15,096
Schneider Electric SE	282	16,030
Technip SA	213	10,601
Total SA	442	19,820

		109,758

GERMANY - 4.6%
Bayer AG	81	10,099
Linde AG	91	13,083
SAP SE	176	13,996

		37,178

IRELAND - 0.6%
Ryanair Holdings Plc - ADR	53	4,556

JAPAN - 14.8%
East Japan Railway Co.	233	21,913
Hitachi Ltd.	3,616	20,490
Japan Airlines Co. Ltd.	323	11,547
KDDI Corp.	1,182	30,699
Shin-Etsu Chemical Co. Ltd.	117	6,377
Sumitomo Mitsui Financial Group Inc.	326	12,292
Toyota Motor Corp.	277	17,057

		120,375

NETHERLANDS - 6.5%
Akzo Nobel NV	418	27,925
Relx NV	1,463	24,634

		52,559

SOUTH KOREA - 5.6%
Hyundai Motor Co.	15	1,858
KT&G Corp.	107	9,547
Samsung Electronics Co. Ltd.	15	16,459
SK Telecom Co. Ltd.	97	17,783

		45,647

SPAIN - 1.4%
CaixaBank SA (e)	3,346	11,647

SWITZERLAND - 12.6%
Cie Financiere Richemont SA	137	9,773
Clariant AG (c)	469	8,892
Givaudan SA (c)	1	2,461
Novartis AG	232	19,974
Roche Holding AG	79	21,824
UBS Group AG	1,102	21,382
Zurich Insurance Group AG (c)	70	17,947

		102,253

UNITED KINGDOM - 24.8%
Aviva Plc	3,233	24,541
Barclays Plc	5,872	18,900
British American Tobacco Plc	444	24,683
Carnival Plc	294	16,764
Diageo Plc	474	12,950
GlaxoSmithKline Plc	861	17,384
HSBC Holdings Plc	2,746	21,708
International Consolidated Airlines Group SA	1,012	9,098
Lloyds Banking Group Plc	15,852	17,057
SSE Plc	1,059	23,785

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Vodafone Group Plc	4,393	14,246

		201,116

Total Common Stocks (cost $759,620)		750,619

PREFERRED STOCKS - 2.9%

GERMANY - 2.9%
Volkswagen AG	165	23,874

Total Preferred Stocks (cost $24,520)		23,874

SHORT TERM INVESTMENTS - 4.6%

Investment Company - 4.4%
JNL Money Market Fund, 0.19% (a) (h)	35,383	35,383

Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	1,179	1,179

Total Short Term Investments (cost $36,562)		36,562

Total Investments - 99.9% (cost $820,702)		811,055
Other Assets and Liabilities, Net - 0.1%		1,177

Total Net Assets - 100.0%		$812,232

JNL/DFA U.S. Core Equity Fund *

COMMON STOCKS - 99.6%

CONSUMER DISCRETIONARY - 16.3%
Amazon.com Inc. (c)	13	$8,820
Comcast Corp. - Class A	97	5,454
Home Depot Inc.	41	5,460
Lowe’s Cos. Inc.	30	2,248
McDonald’s Corp.	30	3,561
Nike Inc. - Class B	36	2,264
Starbucks Corp.	47	2,845
Walt Disney Co.	35	3,692
Other Securities		83,512

		117,856

CONSUMER STAPLES - 8.6%
Altria Group Inc.	62	3,603
Coca-Cola Bottling Co.	1	123
Coca-Cola Co.	110	4,716
Coca-Cola Enterprises Inc.	14	703
CVS Health Corp.	33	3,254
PepsiCo Inc.	47	4,672
Philip Morris International Inc.	34	3,022
Procter & Gamble Co.	61	4,843
Wal-Mart Stores Inc.	44	2,675
Other Securities		34,101

		61,712

ENERGY - 6.0%
Chevron Corp.	37	3,334
Exxon Mobil Corp.	127	9,888
Schlumberger Ltd.	39	2,748
Other Securities		27,608

		43,578

FINANCIALS - 13.9%
Bank of America Corp.	161	2,706
Berkshire Hathaway Inc. - Class B (c)	42	5,575
Citigroup Inc.	46	2,405
JPMorgan Chase & Co.	88	5,795
Wells Fargo & Co.	116	6,328
Other Securities		77,490

		100,299

	Shares/Par †	Value
HEALTH CARE - 12.1%
AbbVie Inc.	52	3,071
Amgen Inc.	17	2,703
Celgene Corp. (c)	22	2,608
Gilead Sciences Inc.	46	4,683
Johnson & Johnson	61	6,247
Merck & Co. Inc.	61	3,240
Pfizer Inc.	141	4,550
UnitedHealth Group Inc.	27	3,140
Other Securities		57,192

		87,434

INDUSTRIALS - 13.5%
3M Co.	20	3,064
Boeing Co.	21	2,988
General Electric Co.	106	3,309
United Parcel Service Inc. - Class B	23	2,177
United Technologies Corp.	25	2,415
Other Securities		83,298

		97,251

INFORMATION TECHNOLOGY - 19.2%
Accenture Plc - Class A	20	2,076
Alphabet Inc. - Class A (c)	5	3,766
Alphabet Inc. - Class C (c)	5	3,962
Apple Inc.	190	20,031
Cisco Systems Inc.	117	3,183
Facebook Inc. - Class A (c)	41	4,317
Intel Corp.	183	6,304
International Business Machines Corp.	30	4,072
MasterCard Inc. - Class A	32	3,097
Microsoft Corp.	211	11,720
Oracle Corp.	75	2,740
Visa Inc. - Class A	43	3,346
Other Securities		70,177

		138,791

MATERIALS - 4.4%
Other Securities		31,965

TELECOMMUNICATION SERVICES - 2.4%
AT&T Inc.	194	6,691
Verizon Communications Inc.	137	6,311
Other Securities		4,094

		17,096

UTILITIES - 3.2%
Other Securities		22,923

Total Common Stocks (cost $634,656)		718,905

RIGHTS - 0.0%
Other Securities		14

Total Rights (cost $15)		14

SHORT TERM INVESTMENTS - 4.6%

Investment Company - 0.5%
JNL Money Market Fund, 0.19% (a) (h)	3,831	3,831

Securities Lending Collateral - 4.1%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	29,283	29,283

Total Short Term Investments (cost $33,114)		33,114

Total Investments - 104.2% (cost $667,785)		752,033
Other Assets and Liabilities, Net - (4.2%)		(30,513)

Total Net Assets - 100.0%		$721,520

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value

JNL/DoubleLine Shiller Enhanced CAPE Fund *

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 40.0%
Alternative Loan Trust REMIC, 6.50%, 10/25/36	$1,937	$1,806
Anchorage Capital CLO 5 Ltd., 1.92%, 10/15/26 (i) (r)	1,000	992
Apidos CLO XX, 2.67%, 01/19/27 (i) (r)	1,000	993
Avalon IV Capital Ltd., 1.49%, 04/17/23 (i) (r)	873	869
Baker Street Funding CLO Ltd., 0.96%, 12/15/18 (i) (r)	1,000	979
Banc of America Alternative Loan Trust REMIC
6.00%, 11/25/35	1,996	1,869
6.50%, 02/25/36	1,588	1,515
Battalion CLO Ltd., 1.12%, 07/14/22 (i) (r)	1,000	962
Bear Stearns Commercial Mortgage Securities, 5.58%, 09/11/41 (i)	400	409
Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.54%, 07/11/16	333	336
BlueMountain CLO Ltd.
1.56%, 05/15/25 (i) (r)	1,000	983
2.71%, 01/20/27 (i) (r)	500	493
3.66%, 01/20/27 (i) (r)	500	489
2.57%, 04/13/27 (i) (r)	500	499
3.83%, 07/18/27 (i) (r)	500	453
1.81%, 10/20/27 (i) (r)	500	494
Carlyle Global Market Strategies CLO Ltd., 2.07%, 04/18/25 (i) (r)	1,000	972
Carlyle High Yield Partners X Ltd., 0.53%, 04/19/22 (i) (r)	627	612
Citigroup Commercial Mortgage Trust REMIC
5.71%, 06/10/17 (i)	575	588
3.14%, 12/10/24	461	450
4.65%, 11/10/25	311	297
6.14%, 12/10/49 (i)	420	447
Interest Only, 1.06%, 11/10/48 (i)	4,064	245
Clydesdale CLO Ltd., 1.81%, 12/19/18 (i) (r)	1,000	980
ColumbusNova CLO Ltd.
0.58%, 07/18/18 (i) (r)	409	409
1.87%, 07/18/18 (i) (r)	500	499
COMM Mortgage Trust REMIC
2.65%, 06/11/16 (i) (r)	237	232
Interest Only, 1.07%, 10/10/48 (i)	5,394	387
Commercial Mortgage Pass-Through Certificates REMIC
3.80%, 06/11/19 (i) (r)	585	579
4.65%, 10/10/25 (i)	306	296
Credit Suisse Commercial Mortgage Trust REMIC
5.82%, 06/15/16 (i)	361	365
5.51%, 09/15/16	361	368
5.95%, 07/15/17 (i)	400	419
Credit Suisse First Boston Mortgage Securities Corp. REMIC, 6.00%, 12/25/35	1,962	1,888
Deutsche Alt-A Securities Mortgage Loan Trust REMIC, 0.72%, 09/25/47 (i)	2,913	2,249
Dorchester Park CLO Ltd., 3.48%, 01/20/27 (i) (r)	1,000	988
Dryden 33 Senior Loan Fund, 2.32%, 07/15/26 (i) (r)	1,000	982
Galaxy XV CLO Ltd.
1.57%, 04/15/25 (i) (r)	1,000	989
2.17%, 04/15/25 (i) (r)	1,000	980

	Shares/Par †	Value
GE Commercial Mortgage Corp Series Trust REMIC, 5.61%, 12/10/49 (i)	500	509
Greenwich Capital Commercial Funding Corp. REMIC, 5.48%, 02/10/17	400	409
GS Mortgage Securities Trust REMIC
5.79%, 05/10/17 (i)	448	460
4.51%, 11/10/47 (i) (r)	201	168
Interest Only, 1.38%, 10/10/25 (i)	3,497	336
Interest Only, 0.85%, 11/10/48 (i)	5,747	364
Home Equity Loan Trust REMIC, 0.58%, 04/25/37 (i)	3,000	2,377
JPMBB Commercial Mortgage Securities Trust REMIC
4.67%, 10/15/25 (i)	420	380
4.62%, 11/15/25 (i)	359	348
JPMorgan Chase Commercial Mortgage Securities Corp. REMIC
5.69%, 02/12/49 (i)	415	428
6.01%, 02/15/51 (i)	350	368
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.47%, 02/12/17 (i)	400	409
5.88%, 09/12/17 (i)	500	528
6.08%, 02/12/51 (i)	400	406
Interest Only, 1.32%, 01/15/49 (i)	5,010	351
LB-UBS Commercial Mortgage Trust REMIC
5.46%, 01/15/17	244	251
5.48%, 02/15/40	500	505
LCM LP, 1.82%, 07/15/26 (i) (r)	1,000	994
Madison Park Funding IV Ltd., 0.89%, 03/22/21 (i) (r)	500	474
Madison Park Funding XV Ltd., 2.72%, 01/27/26 (i) (r)	1,000	1,001
Madison Park Funding XVI Ltd., 3.27%, 04/20/26 (i) (r)	1,000	981
MarketPlace Loan Trust, 4.00%, 10/15/21	870	861
Merrill Lynch Mortgage Trust REMIC, 5.67%, 05/12/39 (i)	346	345
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
4.53%, 09/15/25 (i)	420	391
3.06%, 10/15/25 (r)	550	387
3.24%, 11/15/25 (r)	297	203
4.54%, 11/15/25 (i)	207	187
Morgan Stanley Capital I Inc., 3.33%, 11/15/17 (i) (r)	315	314
Morgan Stanley Capital I Trust REMIC
5.78%, 10/15/42 (i)	525	529
5.41%, 03/15/44	125	128
Interest Only, 1.14%, 12/15/48 (i)	5,000	346
Nautique Funding II CLO Ltd., 1.07%, 04/17/21 (i) (r)	1,065	1,027
Nautique Funding Ltd., 0.71%, 04/15/20 (i) (r)	1,000	972
NYLIM Flatiron CLO Ltd., 0.66%, 08/08/20 (i) (r)	1,000	980
OZLM VI Ltd., 2.47%, 04/17/26 (i) (r)	1,000	988
Race Point CLO Ltd., 1.76%, 11/08/24 (i) (r)	1,000	989
RALI Trust REMIC, 6.00%, 09/25/36	2,446	2,024
Residential Asset Securitization Trust REMIC, 5.75%, 02/25/36	1,626	1,530
RFMSI Trust REMIC, 6.00%, 04/25/36	2,305	2,176
Symphony CLO VIII LP, 1.42%, 01/09/23 (i) (r)	685	681
Wachovia Bank Commercial Mortgage Trust REMIC
5.41%, 12/15/43 (i)	420	421
5.95%, 02/15/51 (i)	500	525
5.95%, 02/15/51 (i)	190	194
Wells Fargo & Co. Interest Only REMIC, 1.18%, 12/15/48 (i)	5,125	358

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Wells Fargo Alternative Loan Trust REMIC, 6.25%, 07/25/37	2,019	1,849
Wells Fargo Commercial Mortgage Trust REMIC
3.94%, 06/15/24 (r)	325	260
4.61%, 11/15/25 (i)	400	375
3.76%, 11/18/25 (i)	375	294
4.76%, 11/18/25 (i)	310	298
3.81%, 12/15/25	363	372
4.54%, 09/15/58 (i)	302	286
Interest Only, 1.13%, 07/15/25 (i)	4,497	359
Wells Fargo-RBS Commercial Mortgage Trust Interest Only REMIC, 1.18%, 08/15/47 (i)	3,344	230
Other Securities		2,812

Total Non-U.S. Government Agency Asset- Backed Securities (cost $66,437)		66,100

CORPORATE BONDS AND NOTES - 21.0%
CONSUMER DISCRETIONARY - 1.1%
Other Securities		1,766

CONSUMER STAPLES - 1.9%
Other Securities		3,219

ENERGY - 1.6%
Petroleos Mexicanos
3.50%, 07/18/18	400	397
5.50%, 01/21/21	200	202
Other Securities		2,121

		2,720

FINANCIALS - 9.2%
Banco Mercantil del Norte SA, 6.86%, 10/13/21 (i)	500	505
Banco Regional SAECA, 8.13%, 01/24/19	200	204
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, 5.95%, 01/30/24	400	410
Bank of America Corp., 2.00%, 01/11/18	415	415
Citigroup Inc., 2.05%, 12/07/18	430	428
Global Bank Corp., 5.13%, 10/30/19	500	495
Goldman Sachs Group Inc., 2.90%, 07/19/18	395	403
Guanay Finance Ltd., 6.00%, 12/15/20	500	494
JPMorgan Chase & Co., 1.35%, 02/15/17	345	344
Morgan Stanley, 1.88%, 01/05/18	300	300
Oversea-Chinese Banking Corp. Ltd., 4.00%, 10/15/24	500	509
United Overseas Bank Ltd., 3.75%, 09/19/24	500	505
Wells Fargo & Co., 2.10%, 05/08/17	345	348
Other Securities		9,782

		15,142

HEALTH CARE - 1.9%
Other Securities		3,142

INDUSTRIALS - 0.8%
Other Securities		1,323

INFORMATION TECHNOLOGY - 0.9%
Other Securities		1,516

MATERIALS - 0.8%
Other Securities		1,302

TELECOMMUNICATION SERVICES - 0.9%
Other Securities		1,579

UTILITIES - 1.9%
Other Securities		3,070

Total Corporate Bonds and Notes (cost $35,283)		34,779

	Shares/Par †	Value
GOVERNMENT AND AGENCY OBLIGATIONS - 14.1%

GOVERNMENT SECURITIES - 14.1%

Sovereign - 0.6%
Colombia Government International Bond, 4.38%, 07/12/21	500	502
Other Securities		457

		959

U.S. Treasury Securities - 13.5%
U.S. Treasury Note
0.38%, 03/31/16	200	200
3.13%, 01/31/17	3,200	3,278
3.25%, 03/31/17	2,200	2,264
0.88%, 05/15/17	3,450	3,448
1.00%, 09/15/17	3,450	3,448
0.88%, 01/15/18	3,350	3,335
0.75%, 02/28/18	3,250	3,223
0.75%, 04/15/18	3,250	3,219

		22,415

Total Government and Agency Obligations (cost $23,502)		23,374

SHORT TERM INVESTMENTS - 21.1%

Investment Company - 21.1%
JNL Money Market Fund, 0.19% (a) (h)	34,878	34,878

Total Short Term Investments (cost $34,878)		34,878

Total Investments - 96.2% (cost $160,100)		159,131
Other Assets and Liabilities, Net - 3.8%		6,202

Total Net Assets - 100.0%		$165,333

JNL/Eastspring Investments Asia ex-Japan Fund

COMMON STOCKS - 99.0%

CHINA - 26.5%
Baidu.com - ADR - Class A (c)	9	$1,720
Bank of China Ltd. - Class H	6,957	3,087
China Construction Bank Corp. - Class H	6,654	4,539
China Merchants Bank Co. Ltd. - Class H	959	2,246
China Merchants Holdings International Co. Ltd.	528	1,670
China Mobile Ltd.	381	4,288
China Pacific Insurance Group Co. Ltd. - Class H	407	1,666
China Resources Power Holdings Co. Ltd.	1,010	1,955
China Shenhua Energy Co. Ltd. - Class H	720	1,124
Dongfeng Motor Group Co. Ltd. - Class H	1,352	1,791
Huabao International Holdings Ltd.	1,315	477
Parkson Retail Group Ltd.	2,982	387
Tencent Holdings Ltd.	227	4,447

		29,397

HONG KONG - 18.2%
AIA Group Ltd.	192	1,148
BOC Hong Kong Holdings Ltd.	465	1,415
CK Hutchison Holdings Ltd.	54	726
Hang Seng Bank Ltd.	60	1,143
Hengan International Group Co. Ltd.	194	1,817
Jardine Matheson Holdings Ltd.	51	2,479
Li & Fung Ltd.	1,680	1,136
Longfor Properties Co. Ltd.	857	1,275
Sino Land Co.	1,210	1,763
Standard Chartered Plc (e)	285	2,387

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Sun Hung Kai Properties Ltd.	202	2,423
Wharf Holdings Ltd.	447	2,464

		20,176

INDIA - 7.8%
Cairn India Ltd.	319	664
Housing Development Finance Corp.	125	2,377
Infosys Ltd.	151	2,521
Punjab National Bank	275	478
Reliance Industries Ltd.	53	815
Tata Motors Ltd. - Class A (c)	184	801
Vedanta Ltd.	761	1,031

		8,687

INDONESIA - 2.8%
Bank Negara Indonesia Persero Tbk PT	2,495	893
Bank Rakyat Indonesia Persero Tbk PT	1,365	1,121
Perusahaan Gas Negara PT	4,390	866
Salim Ivomas Pratama Tbk PT	8,565	205

		3,085

MACAU - 0.7%
Sands China Ltd.	231	782

MALAYSIA - 2.8%
AMMB Holdings Bhd	414	436
CIMB Group Holdings Bhd	952	1,004
Genting Malaysia Bhd	1,600	1,630

		3,070

PHILIPPINES - 0.4%
First Gen Corp.	893	429

SINGAPORE - 6.3%
Asian Pay Television Trust	1,098	495
CapitaLand Ltd.	596	1,401
DBS Group Holdings Ltd.	113	1,326
Noble Group Ltd. (e)	6,357	1,777
Oversea-Chinese Banking Corp. Ltd.	145	894
Singapore Telecommunications Ltd.	412	1,062

		6,955

SOUTH KOREA - 16.5%
Hana Financial Group Inc.	87	1,744
Hyundai Engineering & Construction Co. Ltd.	8	197
Hyundai Motor Co.	25	3,128
Hyundai Steel Co.	21	881
KT Corp. (c)	70	1,674
LG Corp.	38	2,304
Samsung Electronics Co. Ltd.	6	6,844
SK Innovation Co. Ltd. (c)	14	1,490

		18,262

TAIWAN - 14.6%
Compal Electronics Inc.	2,865	1,603
CTBC Financial Holding Co. Ltd.	2,536	1,298
Hon Hai Precision Industry Co. Ltd.	1,300	3,182
MediaTek Inc.	113	855
Nan Ya Plastics Corp.	345	637
Taiwan Semiconductor Manufacturing Co. Ltd.	1,576	6,798
Uni-President Enterprises Corp.	1,083	1,805

		16,178

THAILAND - 2.4%
Bangkok Bank PCL	387	1,654
PTT Exploration & Production PCL	671	1,063

		2,717

Total Common Stocks (cost $135,712)		109,738

	Shares/Par †	Value

SHORT TERM INVESTMENTS - 2.1%
Investment Company - 0.9%
JNL Money Market Fund, 0.19% (a) (h)	971	971
Securities Lending Collateral - 1.2%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	1,367	1,367

Total Short Term Investments (cost $2,338)		2,338

Total Investments - 101.1% (cost $138,050)		112,076
Other Assets and Liabilities, Net - (1.1%)		(1,204)

Total Net Assets - 100.0%		$110,872

JNL/Eastspring Investments China-India Fund

COMMON STOCKS - 98.9%

CHINA - 45.4%
AAC Technologies Holdings Inc. (e)	955	$6,209
Baidu.com - ADR - Class A (c)	39	7,316
Bank of China Ltd. - Class H	14,979	6,647
Belle International Holdings Ltd.	6,480	4,848
China Construction Bank Corp.	20,990	14,318
China Jinmao Holdings Group Ltd. (e)	3,506	1,194
China Merchants Bank Co. Ltd.	2,017	4,720
China Mobile Ltd.	1,961	22,073
China Pacific Insurance Group Co. Ltd. - Class H	1,954	7,996
China Petroleum & Chemical Corp. - Class H	12,032	7,226
China Resources Land Ltd.	1,041	3,013
China Resources Power Holdings Co. Ltd.	194	375
China Unicom Hong Kong Ltd.	6,025	7,278
Dongfeng Motor Group Co. Ltd. - Class H	1,670	2,212
Fosun International Ltd. (e)	3,970	6,168
Industrial & Commercial Bank of China Ltd. - Class H	23,428	14,043
Ping An Insurance Group Co. of China Ltd. - Class H	2,170	11,967
Shenzhou International Group Holdings Ltd.	510	2,923
Tencent Holdings Ltd.	1,089	21,317
Tingyi Cayman Islands Holding Corp.	3,126	4,441
Travelsky Technology Ltd. - Class H (e)	5,403	8,845

		165,129

HONG KONG - 5.0%
GCL-Poly Energy Holdings Ltd. (e)	9,547	1,419
Geely Automobile Holdings Ltd.	8,090	4,275
Guangdong Investment Ltd.	3,486	4,923
Hengan International Group Co. Ltd.	624	5,854
Longfor Properties Co. Ltd.	1,076	1,600

		18,071

INDIA - 48.5%
Adani Port and Special Economic Zone Ltd.	1,490	5,860
Aditya Birla Nuvo Ltd.	119	3,864
Bank of Baroda	3,336	7,848
Bharat Petroleum Corp. Ltd.	584	7,848
Bharti Infratel Ltd.	370	2,388
Cairn India Ltd.	2,360	4,909
Coal India Ltd.	2,116	10,496
Container Corp. of India Ltd.	278	5,500
Dr. Reddy’s Laboratories Ltd.	159	7,443
HCL Technologies Ltd.	179	2,311
Housing Development Finance Corp.	689	13,113
ICICI Bank Ltd.	1,637	6,466

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Idea Cellular Ltd.	353	764
Infosys Ltd.	1,581	26,338
ITC Ltd.	1,327	6,563
Larsen & Toubro Ltd.	393	7,558
LIC Housing Finances Ltd.	1,041	8,011
Mahindra & Mahindra Financial Services Ltd.	820	2,986
Mphasis Ltd.	849	6,359
Oil & Natural Gas Corp. Ltd.	1,098	4,003
Reliance Industries Ltd.	345	5,283
Rural Electrification Corp. Ltd.	397	1,355
State Bank of India	1,966	6,643
Steel Authority of India Ltd.	1,626	1,182
Tata Consultancy Services Ltd.	195	7,161
Tata Motors Ltd. - Class A (c)	1,819	7,927
Tata Motors Ltd. (c)	1,044	6,171

		176,350

Total Common Stocks (cost $379,382)		359,550

RIGHTS - 0.0%

CHINA - 0.0%
GCL-Poly Energy Holdings Ltd. (c) (f)	1,909	17

Total Rights (cost $0)		17

SHORT TERM INVESTMENTS - 3.7%

Investment Company - 1.4%
JNL Money Market Fund, 0.19% (a) (h)	5,060	5,060

Securities Lending Collateral - 2.3%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	8,307	8,307
Total Short Term Investments (cost $13,367)		13,367

Total Investments - 102.6% (cost $392,749)		372,934
Other Assets and Liabilities, Net - (2.6%)		(9,428)

Total Net Assets - 100.0%		$363,506

JNL/Franklin Templeton Global Growth Fund *

COMMON STOCKS - 97.6%

BRAZIL - 0.4%
Other Securities		4,286

CANADA - 0.1%
Other Securities		790

CHINA - 1.1%
Other Securities		11,786

DENMARK - 0.5%
Other Securities		4,773

FRANCE - 7.9%
AXA SA	577	15,767
BNP Paribas SA	255	14,431
Compagnie Generale des Etablissements Michelin	105	10,040
Credit Agricole SA	976	11,506
Sanofi SA	161	13,702
Total SA	278	12,456
Other Securities		4,458

		82,360

GERMANY - 5.2%
Deutsche Lufthansa AG (c)	1,093	17,209
Merck KGaA	148	14,360

	Shares/Par †	Value
Metro AG	429	13,679
Other Securities		9,615

		54,863

HONG KONG - 1.0%
Kunlun Energy Co. Ltd.	11,533	10,241

INDIA - 0.6%
Other Securities		6,284

IRELAND - 3.4%
Allergan Plc (c)	66	20,781
CRH Plc	515	14,843

		35,624

ISRAEL - 2.3%
Teva Pharmaceutical Industries Ltd. - ADR	358	23,513

ITALY - 2.0%
ENI SpA	677	10,061
UniCredit SpA	2,008	11,101

		21,162

JAPAN - 3.9%
Nissan Motor Co. Ltd.	1,358	14,219
SoftBank Group Corp.	244	12,300
Other Securities		14,551

		41,070

NETHERLANDS - 4.4%
Aegon NV	2,125	12,017
ING Groep NV - CVA	982	13,287
Other Securities		21,031

		46,335

PORTUGAL - 1.1%
Galp Energia SGPS SA	969	11,302

RUSSIAN FEDERATION - 0.8%
Other Securities		8,474

SINGAPORE - 1.7%
Other Securities		17,626

SOUTH KOREA - 6.0%
Hyundai Motor Co.	125	15,813
Samsung Electronics Co. Ltd. - GDR (p)	68	36,111
Other Securities		10,616

		62,540

SPAIN - 1.3%
Telefonica SA	1,249	13,852

SWEDEN - 2.0%
Getinge AB - Class B	483	12,659
Other Securities		7,801

		20,460

SWITZERLAND - 4.6%
Credit Suisse Group AG	616	13,274
Roche Holding AG	63	17,533
Swiss Re AG	117	11,455
Other Securities		6,262

		48,524

THAILAND - 0.2%
Other Securities		2,340

TURKEY - 0.8%
Other Securities		8,638

UNITED KINGDOM - 11.7%
BAE Systems Plc	1,642	12,087
BP Plc	2,115	10,991

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
GlaxoSmithKline Plc	804	16,237
HSBC Holdings Plc	2,201	17,399
Kingfisher Plc	2,253	10,911
Sky Plc	682	11,179
Standard Chartered Plc	1,261	10,463
Tesco Plc (c)	4,673	10,268
Other Securities		22,720

		122,255

UNITED STATES OF AMERICA - 34.6%
Alphabet Inc. - Class A (c)	20	15,825
American International Group Inc.	323	19,998
Amgen Inc.	141	22,961
Apache Corp.	255	11,325
Capital One Financial Corp.	174	12,564
Chevron Corp.	142	12,774
Cisco Systems Inc.	532	14,453
Citigroup Inc.	487	25,219
Comcast Corp. - Class A	376	21,233
JPMorgan Chase & Co.	268	17,698
Medtronic Plc	279	21,484
Microsoft Corp.	502	27,862
Morgan Stanley	404	12,855
SunTrust Banks Inc.	358	15,351
Twenty-First Century Fox Inc. - Class A	396	10,757
Other Securities		99,922

		362,281

Total Common Stocks (cost $1,059,608)		1,021,379

SHORT TERM INVESTMENTS - 3.9%

Investment Company - 2.7%
JNL Money Market Fund, 0.19% (a) (h)	28,702	28,702

Securities Lending Collateral - 1.2%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	12,211	12,211

Total Short Term Investments (cost $40,913)		40,913

Total Investments - 101.5% (cost $1,100,521)		1,062,292
Other Assets and Liabilities, Net - (1.5%)		(15,306)

Total Net Assets - 100.0%		$1,046,986

JNL/Franklin Templeton Global Multisector Bond Fund *

CORPORATE BONDS AND NOTES - 5.0%

AUSTRALIA - 0.1%
FMG Resources August 2006 Pty Ltd., 9.75%, 03/01/22 (e) (r)	$2,000	$1,830
Other Securities		395

		2,225

CANADA - 0.6%
B2Gold Corp., 3.25%, 10/01/18 (v)	11,440	9,481
First Quantum Minerals Ltd.
6.75%, 02/15/20 (e) (r)	1,318	850
7.00%, 02/15/21 (r)	1,318	827
Valeant Pharmaceuticals International Inc., 7.50%, 07/15/21 (r)	600	599

		11,757

FRANCE - 0.1%
Other Securities		766

	Shares/Par †	Value

GERMANY - 0.0%
Unitymedia Hessen GmbH & Co. KG, 5.75%, 01/15/23 (r), EUR	648	748

ITALY - 0.2%
Wind Acquisition Finance SA, 7.38%, 04/23/21 (e) (r)	3,000	2,835

JAMAICA - 0.1%
Digicel Ltd., 6.00%, 04/15/21 (r)	2,100	1,769

LUXEMBOURG - 0.1%
CHC Helicopter SA, 9.25%, 10/15/20 (e)	2,790	1,339
Intelsat Jackson Holdings SA, 5.50%, 08/01/23	1,600	1,256

		2,595

NETHERLANDS - 0.1%
InterGen NV, 7.00%, 06/30/23 (r)	2,500	1,981

SOUTH AFRICA - 0.5%
Edcon Ltd.
8.00%, 06/30/19 (r) (y), EUR	809	752
8.00%, 06/30/19 (r) (y), EUR	1,618	1,504
12.75%, 06/30/19 (r) (y), EUR	2,428	1,230
Edcon Pty Ltd.
9.50%, 03/01/18 (r)	1,650	994
9.50%, 03/01/18, EUR	7,150	4,683

		9,163

SPAIN - 0.0%
Other Securities		302

SWEDEN - 0.1%
Stena AB, 7.00%, 02/01/24 (r)	200	170
Stena International SA, 5.75%, 03/01/24 (r)	900	756

		926

UNITED KINGDOM - 0.1%
Virgin Media Finance Plc 6.38%, 04/15/23 (r)	2,200	2,233

UNITED STATES OF AMERICA - 3.0%
ArcelorMittal, 6.50%, 03/01/21 (e) (k)	2,000	1,610
Calpine Corp.
5.88%, 01/15/24 (e) (r)	900	923
5.75%, 01/15/25	2,000	1,765
CCO Holdings LLC, 5.25%, 09/30/22	1,400	1,414
CCOH Safari LLC, 5.75%, 02/15/26 (r)	1,000	1,003
Cemex Finance LLC, 6.00%, 04/01/24 (r)	2,500	2,144
CIT Group Inc.
5.00%, 08/15/22	300	308
5.00%, 08/01/23	1,000	1,015
Clear Channel Worldwide Holdings Inc.
7.63%, 03/15/20	300	277
6.50%, 11/15/22	1,000	975
Community Health Systems Inc.
8.00%, 11/15/19	500	504
7.13%, 07/15/20 (e)	1,300	1,295
DISH DBS Corp.
5.88%, 07/15/22	900	839
5.00%, 03/15/23	700	607
Echostar DBS Corp., 7.13%, 02/01/16	400	402
First Data Corp., 5.75%, 01/15/24 (r)	2,500	2,462
HCA Inc.
7.50%, 02/15/22	500	554
5.88%, 03/15/22	1,800	1,899
iHeartCommunications Inc.
9.00%, 03/01/21	1,000	698
9.00%, 09/15/22 (e)	1,800	1,242
Intelsat Jackson Holdings SA, 7.50%, 04/01/21	1,300	1,131
JBS USA LLC
8.25%, 02/01/20 (r)	1,100	1,100

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
5.88%, 07/15/24 (r)	1,700	1,538
JPMorgan Chase & Co., 5.00%, (callable at 100 beginning 07/01/19) (m)	2,000	1,900
Linn Energy LLC, 12.00%, 12/15/20 (r)	1,500	750
Regency Energy Partners LP, 5.88%, 03/01/22	2,000	1,885
Reynolds Group Issuer Inc., 9.00%, 04/15/19	2,900	2,856
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (k)	2,000	1,840
6.25%, 03/15/22	900	833
Sirius XM Radio Inc., 6.00%, 07/15/24 (r)	1,700	1,776
SLM Corp.
8.45%, 06/15/18	1,400	1,473
5.50%, 01/15/19	900	842
4.88%, 06/17/19	800	736
Sprint Nextel Corp.
9.00%, 11/15/18 (r)	1,000	1,053
6.00%, 11/15/22	1,600	1,148
T-Mobile USA Inc.
6.13% - 6.54%, 04/28/20 - 01/15/24	1,300	1,344
6.38%, 03/01/25	1,600	1,616
Tenet Healthcare Corp.
5.50%, 03/01/19	1,400	1,319
8.13%, 04/01/22	1,400	1,396
Valeant Pharmaceuticals International Inc., 6.38%, 10/15/20 (r)	1,800	1,737
Other Securities		4,969

		55,178

Total Corporate Bonds and Notes (cost $129,688)		92,478

GOVERNMENT AND AGENCY OBLIGATIONS - 63.2%

BRAZIL - 4.4%
Brazil Inflation Indexed Notas do Tesouro Nacional
6.00%, 08/15/18 (s), BRL	13,460	9,232
6.00%, 05/15/19 - 08/15/24 (s), BRL	7,640	5,069
6.00%, 08/15/22 (s), BRL	14,680	9,617
Brazil Letras do Tesouro Nacional
0.00%, 01/01/16 (j), BRL	49,640	12,543
0.00%, 07/01/16 - 01/01/18 (j), BRL	41,130	8,415
0.00%, 01/01/17 (j), BRL	39,820	8,694
Brazil Notas do Tesouro Nacional
10.00%, 01/01/17, BRL	7,760	1,867
10.00%, 01/01/19 - 01/01/25, BRL	68,220	13,141
10.00%, 01/01/21, BRL	59,785	12,029

		80,607

ECUADOR - 0.5%
Ecuador Government International Bond, 7.95%, 06/20/24 (r)	12,480	9,204

GHANA - 2.1%
Ghana Government Bond
16.90% - 26.00%, 03/07/16 - 09/24/18, GHS	92,383	23,306
24.50%, 10/22/18, GHS	36,816	9,837
21.00% - 24.00%, 03/23/20 - 11/23/20, GHS	13,890	3,615
Ghana Treasury Note, 23.20% - 24.25%, 10/09/17 - 12/11/17, GHS	9,550	2,514

		39,272

HUNGARY - 1.1%
Hungary Government International Bond, 5.38%, 02/21/23	18,080	19,707

INDIA - 2.1%
India Government Bond
7.16% - 8.35%, 06/03/19 - 05/20/23, INR	924,800	14,061
8.83%, 11/25/23, INR	1,020,400	16,197

	Shares/Par †	Value
8.28% - 8.60%, 09/21/27 - 06/02/28, INR	545,500	8,555

		38,813

INDONESIA - 4.7%
Indonesia Government Bond
8.25%, 07/15/21, IDR	208,969,000	14,786
7.00%, 05/15/27, IDR	208,969,000	13,027
Indonesia Treasury Bond, 8.38%, 03/15/24, IDR	835,556,000	58,933

		86,746

IRELAND - 0.8%
Ireland Government Bond, 5.40%, 03/13/25, EUR	9,835	14,626

KENYA - 0.5%
Kenya Government International Bond, 6.88%, 06/24/24 (r)	10,411	9,110

MALAYSIA - 4.3%
Malaysia Government Bond
3.17%, 07/15/16, MYR	119,030	27,830
4.26%, 09/15/16, MYR	64,735	15,289
3.31% - 4.01%, 02/15/17 - 10/31/17, MYR	37,100	8,743
3.39%, 03/15/17, MYR	113,570	26,684

		78,546

MEXICO - 8.1%
Mexico Bonos
6.25%, 06/16/16, MXN	551,600	32,374
7.25%, 12/15/16, MXN	1,664,280	99,735
5.00%, 06/15/17, MXN	282,390	16,620
Mexico Government Inflation Indexed Bond
3.50% - 5.00%, 06/16/16 - 12/14/17 (n), MXN	14,529	858
2.50% - 4.00%, 06/13/19 - 12/10/20 (n), MXN	9,299	544

		150,131

PHILIPPINES - 0.5%
Philippine Government Bond
7.00% - 9.13%, 01/27/16 - 09/04/16, PHP	4,380	94
1.63%, 04/25/16, PHP	463,620	9,827

		9,921

POLAND - 3.5%
Poland Government Bond
0.00%, 01/25/16 (j), PLN	87,144	22,194
5.00%, 04/25/16, PLN	106,720	27,489
0.00%, 07/25/16 (j), PLN	10,420	2,634
4.75%, 10/25/16, PLN	45,065	11,781

		64,098

PORTUGAL - 2.3%
Portugal Government International Bond, 5.13%, 10/15/24 (e) (r)	40,660	41,343
Portugal Obrigacoes do Tesouro OT
4.95%, 10/25/23 (p), EUR	322	419
5.65%, 02/15/24 (p), EUR	805	1,085

		42,847

SERBIA - 4.4%
Republic of Serbia
4.88%, 02/25/20 (r)	4,280	4,381
7.25%, 09/28/21 (r)	14,790	16,719
Serbia Treasury Bond
8.00% - 10.00%, 01/30/16 - 11/21/18, RSD	890,760	8,326
10.00%, 07/10/17, RSD	1,306,900	12,591
10.00%, 03/02/18, RSD	759,570	7,473
10.00%, 04/27/18, RSD	884,140	8,745

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
10.00%, 08/21/19, RSD	1,852,570	18,890
8.00% - 10.00%, 10/22/20 - 09/11/21, RSD	471,970	4,791

		81,916

SINGAPORE - 1.6%
Singapore Government Bond, 1.13%, 04/01/16, SGD	40,740	28,747

SLOVENIA - 1.1%
Slovenia Government International Bond
5.50%, 10/26/22 (r)	8,806	9,829
5.85%, 05/10/23 (r)	8,955	10,203

		20,032

SOUTH KOREA - 11.6%
Korea Monetary Stabilization Bond
1.52% - 2.79%, 03/09/16 - 08/02/17, KRW	34,170,290	29,202
2.80%, 04/02/16, KRW	34,025,920	29,106
2.46%, 08/02/16, KRW	17,965,100	15,399
1.56%, 08/09/16, KRW	20,975,100	17,884
2.22%, 10/02/16, KRW	9,339,100	8,001
1.61%, 11/09/16, KRW	9,319,400	7,947
2.07%, 12/02/16, KRW	18,875,500	16,162
1.56%, 10/02/17, KRW	25,207,800	21,466
Korea Treasury Bond
4.00%, 03/10/16, KRW	512,800	439
2.75%, 06/10/16, KRW	30,009,000	25,721
3.00%, 12/10/16, KRW	20,132,840	17,387
2.00%, 12/10/17, KRW	28,183,200	24,194

		212,908

SRI LANKA - 0.6%
Other Securities		11,144

UKRAINE - 3.6%
Ukraine Government International Bond
7.75%, 09/01/19 - 09/01/25 (r)	17,988	15,962
7.75%, 09/01/20 (e) (r)	8,174	7,520
7.75%, 09/01/21 (r)	8,101	7,360
7.75%, 09/01/22 (r)	8,101	7,338
7.75%, 09/01/23 (r)	8,101	7,211
7.75%, 09/01/26 (r)	7,878	6,855
7.75%, 09/01/27 (e) (r)	7,878	6,854
0.00%, 05/31/40 (i) (r)	16,220	6,407

		65,507

URUGUAY - 5.4%
Uruguay Government International Inflation Indexed Bond
5.00%, 09/14/18 (n), UYU	64,300	2,140
3.70% - 4.38%, 04/05/27 - 06/26/37 (n), UYU	155,388	4,600
4.38%, 12/15/28 (n), UYU	704,924	21,267
Uruguay Inflation Indexed Notas del Tesoro
2.75% - 4.25%, 06/16/16 - 01/05/17 (n), UYU	204,060	6,769
2.25%, 08/23/17 (n), UYU	1,185,530	38,216
2.50% - 4.00%, 01/27/19 - 05/25/25 (n), UYU	263,682	8,084
Uruguay Notas del Tesoro
9.50% - 13.25%, 01/27/16 - 04/08/18, UYU	322,223	10,595
13.90%, 07/29/20, UYU	239,148	7,794

		99,465

Total Government and Agency Obligations (cost $1,315,763)		1,163,347

	Shares/Par †	Value

COMMON STOCKS - 0.0%

UNITED KINGDOM - 0.0%
Other Securities		161

Total Common Stocks (cost $466)		161

PREFERRED STOCKS - 0.0%

UNITED KINGDOM - 0.0%
Other Securities		360

Total Preferred Stocks (cost $1,030)		360

WARRANTS - 0.1%

SOUTH AFRICA - 0.1%
Edcon Ltd. (c) (f) (p) (q)	114,036	1,239
Edcon Ltd. (c) (f) (p) (q)	9,229	101
Edcon Ltd. (c) (f) (p) (q)	6	—

Total Warrants (cost $0)		1,340

SHORT TERM INVESTMENTS - 29.4%
Investment Company - 14.3%
JNL Money Market Fund, 0.19% (a) (h)	263,025	263,025
Securities Lending Collateral - 0.7%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	13,486	13,486
Treasury Securities - 14.4%
Malaysia Treasury Bill, 0.69% - 0.73%, 01/22/16 - 08/05/16, MYR	42,980	9,917
Mexico Cetes
0.18% - 0.20%, 01/07/16 - 12/08/16, MXN	201,250	115,657
0.20%, 03/31/16, MXN	49,013	28,205
Philippine Treasury Bill
0.02% - 0.04%, 02/03/16 - 12/07/16, PHP	74,130	1,565
0.03%, 04/06/16, PHP	1,575,000	33,281
Uruguay Treasury Bill, 0.38% - 0.42%, 01/04/16 - 05/19/17, UYU	602,378	18,061
Other Securities		57,455

		264,141

Total Short Term Investments (cost $560,171)		540,652

Total Investments - 97.7% (cost $2,007,118)		1,798,338
Other Assets and Liabilities, Net - 2.3%		42,286

Total Net Assets - 100.0%		$1,840,624

JNL/Franklin Templeton Income Fund *

COMMON STOCKS - 58.8%

CONSUMER DISCRETIONARY - 3.9%
Ford Motor Co.	1,650	$23,248
General Motors Co.	569	19,355
Target Corp.	500	36,305
Other Securities		9,629

		88,537

CONSUMER STAPLES - 1.9%
Coca-Cola Co.	310	13,318
PepsiCo Inc.	237	23,671
Other Securities		6,185

		43,174

ENERGY - 8.5%
BP Plc - ADR	700	21,882
Chevron Corp.	370	33,285
Exxon Mobil Corp.	309	24,087

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Royal Dutch Shell Plc - ADR - Class A	1,180	54,032
Total SA - ADR	450	20,228
Other Securities		41,334

		194,848

FINANCIALS - 4.0%
Bank of America Corp.	828	13,935
JPMorgan Chase & Co.	236	15,557
MetLife Inc.	398	19,178
Wells Fargo & Co.	400	21,744
Other Securities		22,486

		92,900

HEALTH CARE - 7.6%
AstraZeneca Plc	253	17,117
Bristol-Myers Squibb Co.	217	14,948
Eli Lilly & Co.	285	24,023
Johnson & Johnson	300	30,816
Merck & Co. Inc.	500	26,410
Pfizer Inc.	948	30,605
Sanofi SA - ADR	450	19,192
Other Securities		12,470

		175,581

INDUSTRIALS - 7.9%
General Electric Co.	1,548	48,211
Lockheed Martin Corp.	91	19,739
Raytheon Co.	215	26,774
United Technologies Corp.	200	19,214
Other Securities		66,584

		180,522

INFORMATION TECHNOLOGY - 6.4%
Apple Inc.	200	21,052
Cisco Systems Inc.	561	15,239
Intel Corp.	1,163	40,055
Microsoft Corp.	590	32,744
Texas Instruments Inc.	252	13,785
Other Securities		23,443

		146,318

MATERIALS - 6.6%
Dow Chemical Co.	910	46,821
E. I. du Pont de Nemours & Co.	460	30,636
Rio Tinto Plc - ADR (e)	904	26,316
Other Securities		46,719

		150,492

TELECOMMUNICATION SERVICES - 2.5%
AT&T Inc.	446	15,344
Verizon Communications Inc.	550	25,421
Other Securities		15,918

		56,683

UTILITIES - 9.5%
Dominion Resources Inc.	300	20,305
Duke Energy Corp.	321	22,945
Exelon Corp.	588	16,326
NextEra Energy Inc.	263	27,352
PG&E Corp.	680	36,159
Southern Co.	712	33,304
Other Securities		62,748

		219,139

Total Common Stocks (cost $1,277,179)		1,348,194

	Shares/Par †	Value
EQUITY LINKED STRUCTURED NOTES - 2.3%

CONSUMER DISCRETIONARY - 1.0%
Deutsche Bank AG Equity Linked Note (General Motors Co.) (r)	185	6,361
Other Securities		15,528

		21,889

INDUSTRIALS - 0.5%
Goldman Sachs Group Inc. Equity Linked Note (General Electric Co.) (r)	400	11,774

INFORMATION TECHNOLOGY - 0.8%
Citigroup Inc. Equity Linked Note (Apple Inc.) (r)	170	18,206

Total Equity Linked Structured Notes (cost $55,377)		51,869

PREFERRED STOCKS - 2.8%

ENERGY - 0.1%
Other Securities		1,307

FINANCIALS - 1.3%
Bank of America Corp., 7.25% - Series L (m) (v)	12	12,977
Wells Fargo & Co., 7.50% - Series L (m) (v)	10	11,581
Other Securities		5,302

		29,860

HEALTH CARE - 0.2%
Other Securities		5,151

INDUSTRIALS - 0.0%
Other Securities		818

MATERIALS - 0.4%
Other Securities		9,993

UTILITIES - 0.8%
Dominion Resources Inc., 6.13%, 04/01/16 - Series A (e) (v)	37	1,937
Dominion Resources Inc., 6.00%, 07/01/16 - Series B (v)	37	1,959
Dominion Resources Inc., 6.38%, 07/01/17 - Series A	70	3,342
NextEra Energy Inc., 6.37%, 09/01/18	200	10,566

		17,804

Total Preferred Stocks (cost $73,163)		64,933

WARRANTS - 0.0%
Dynegy Inc. (c)	33	15

Total Warrants (cost $769)		15

CORPORATE BONDS AND NOTES - 26.5%

CONSUMER DISCRETIONARY - 3.6%
iHeartCommunications Inc.
9.00%, 12/15/19	$2,356	1,743
9.00%, 03/01/21	16,000	11,160
9.00%, 09/15/22 (e)	7,300	5,037
Other Securities		64,197

		82,137

CONSUMER STAPLES - 1.2%
Other Securities		27,707

ENERGY - 3.4%
Other Securities		79,049

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value

FINANCIALS - 4.9%
Bank of America Corp.
6.10% (callable at 100 beginning 03/17/25) (m)	4,000	4,055
8.12% (callable at 100 beginning 05/15/18) (m)	1,000	1,018
Citigroup Inc.
5.87% (callable at 100 beginning 03/27/20) (m)	10,000	9,925
5.90% (callable at 100 beginning 02/15/23) (e) (m)	6,500	6,386
5.95% (callable at 100 beginning 01/30/23) (m)	7,000	6,849
5.95% (callable at 100 beginning 08/15/20) (m)	8,000	7,975
6.30% (callable at 100 beginning 05/15/24) (e) (m)	10,600	10,335
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (m)	12,000	11,400
5.15% (callable at 100 beginning 05/01/23) (m)	2,000	1,890
6.10% (callable at 100 beginning 10/01/24) (m)	10,000	10,051
7.90% (callable at 100 beginning 04/30/18) (m)	5,800	5,904
Wells Fargo & Co., 5.90%, (callable at 100 beginning 06/15/24) (m)	4,700	4,741
Other Securities		31,879

		112,408

HEALTH CARE - 2.6%
HCA Inc.
7.50%, 02/15/22	4,100	4,541
5.88%, 05/01/23	7,500	7,687
5.25%, 04/15/25	3,000	3,023
Tenet Healthcare Corp.
4.38%, 10/01/21	9,500	9,167
8.13%, 04/01/22	7,500	7,481
6.75%, 06/15/23 (e)	5,500	5,101
Other Securities		23,206

		60,206

INDUSTRIALS - 1.8%
XPO Logistics Inc., 6.50%, 06/15/22 (e) (r)	10,000	9,250
Other Securities		31,165

		40,415

INFORMATION TECHNOLOGY - 1.1%
Other Securities		24,158

MATERIALS - 1.5%
Other Securities		34,535

TELECOMMUNICATION SERVICES - 4.4%
Sprint Corp.
7.88%, 09/15/23	9,400	7,059
7.13%, 06/15/24	5,500	4,001
7.63%, 02/15/25	10,000	7,300
Sprint Nextel Corp.
9.00%, 11/15/18 (r)	7,300	7,683
7.00%, 08/15/20	5,000	3,863
11.50%, 11/15/21	7,500	6,900
T-Mobile USA Inc.
6.00%, 03/01/23	10,000	10,125
6.63%, 04/01/23 (e)	7,500	7,650
Other Securities		46,612

		101,193

	Shares/Par †	Value

UTILITIES - 2.0%
Dynegy Inc.
6.75%, 11/01/19	15,000	14,100
7.38%, 11/01/22	10,000	8,700
Other Securities		23,050

		45,850

Total Corporate Bonds and Notes (cost $727,901)		607,658

VARIABLE RATE SENIOR LOAN INTERESTS - 2.1% (i)

CONSUMER DISCRETIONARY - 1.0%
iHeartCommunications Inc. Term Loan D, 6.98%, 01/30/19	$20,000	13,957
Other Securities		8,788

		22,745

CONSUMER STAPLES - 0.2%
Other Securities		4,806

ENERGY - 0.2%
Other Securities		5,097

FINANCIALS - 0.2%
Other Securities		3,890

INDUSTRIALS - 0.5%
XPO Logistics Inc. Term Loan B, 5.50%, 10/27/21	6,000	5,967
Other Securities		6,229

		12,196

Total Variable Rate Senior Loan Interests (cost $61,590)		48,734

OTHER EQUITY INTERESTS - 0.0%
General Motors Co. (c) (f) (p) (q) (u)	100	1

Total Other Equity Interests (cost $0)		1

SHORT TERM INVESTMENTS - 12.7%

Investment Company - 7.9%
JNL Money Market Fund, 0.19% (a) (h)	181,039	181,039

Securities Lending Collateral - 4.8%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	110,357	110,357

Total Short Term Investments (cost $291,396)		291,396

Total Investments - 105.2% (cost $2,487,375)		2,412,800
Other Assets and Liabilities, Net - (5.2%)		(118,509)

Total Net Assets - 100.0%		$2,294,291

JNL/Franklin Templeton International Small Cap Growth Fund *

COMMON STOCKS - 93.2%

AUSTRIA - 0.4%
Other Securities		2,066

BELGIUM - 2.4%
BHF Kleinwort Benson Group (c)	1,715	10,649
Other Securities		2,896

		13,545

BERMUDA - 2.6%
Arch Capital Group Ltd. (c)	157	10,977
Axis Capital Holdings Ltd.	70	3,915

		14,892

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value

BRAZIL - 0.5%
Other Securities		2,567

CANADA - 6.4%
Fairfax Financial Holdings Ltd.	30	14,195
Fairfax India Holdings Corp. (c)	982	9,919
Other Securities		12,407

		36,521

CHINA - 3.6%
New Oriental Education & Technology Group - ADR	490	15,369
Other Securities		5,538

		20,907

DENMARK - 1.2%
ISS A/S	197	7,087

FINLAND - 4.6%
Amer Sports Oyj - Class A	149	4,343
Huhtamaki Oyj - Class I	120	4,354
Uponor Oyj (e)	658	9,707
Valmet Corp.	834	8,039

		26,443

FRANCE - 3.9%
Beneteau SA (e)	701	9,831
Elis SA (c)	411	6,805
Euler Hermes SA	61	5,845

		22,481

GERMANY - 2.3%
Gerresheimer AG	52	4,088
Rational AG	10	4,489
Other Securities		4,638

		13,215

GREECE - 0.8%
Diana Shipping Inc. (c)	1,088	4,731

HONG KONG - 2.7%
Techtronic Industries Co.	1,098	4,445
Other Securities		11,053

		15,498

INDIA - 0.3%
Other Securities		1,515

IRELAND - 8.0%
C&C Group Plc	2,538	10,223
Dalata Hotel Group Plc (c)	1,440	8,608
Grafton Group Plc	1,246	13,606
Green REIT plc	4,909	8,496
Irish Residential Properties REIT Plc	3,850	4,895

		45,828

ITALY - 2.7%
Prysmian SpA	542	11,845
Other Securities		3,665

		15,510

JAPAN - 8.6%
Aderans Holdings Co. Ltd.	804	5,544
Asatsu-DK Inc.	208	5,034
Kobayashi Pharmaceutical Co. Ltd.	54	4,419
Sankyo Co. Ltd.	119	4,449
Tsumura & Co.	137	3,807
Other Securities		26,125

		49,378

	Shares/Par †	Value

LUXEMBOURG - 0.6%
Other Securities		3,155

NETHERLANDS - 4.3%
Aalberts Industries NV (e)	130	4,487
Sligro Food Group NV	271	9,790
Other Securities		10,515

		24,792

NORWAY - 0.4%
Other Securities		2,375

PHILIPPINES - 0.4%
Other Securities		2,514

SINGAPORE - 2.4%
ARA Asset Management Ltd. (e)	11,411	9,453
Straits Trading Co. Ltd.	2,687	4,169

		13,622

SOUTH KOREA - 2.2%
Other Securities		12,624

SPAIN - 3.4%
Lar Espana Real Estate Socimi SA	812	8,352
Zardoya Otis SA (e)	650	7,602
Other Securities		3,604

		19,558

SWEDEN - 0.8%
Other Securities		4,609

SWITZERLAND - 1.0%
Other Securities		5,999

TAIWAN - 1.4%
Other Securities		8,272

THAILAND - 0.1%
Other Securities		574

UNITED KINGDOM - 22.2%
Amec Foster Wheeler Plc	1,492	9,419
Carpetright Plc (c)	1,007	7,173
Clarkson Plc	257	8,525
Countrywide Plc	924	5,441
Greggs Plc	213	4,129
Headlam Group Plc	1,365	10,089
Kennedy Wilson Europe Real Estate Plc	921	16,386
Man Group Plc	1,321	3,398
Michael Page International Plc	1,778	12,701
Morgan Sindall Group Plc	443	4,836
Serco Group Plc (c)	2,797	3,892
Sthree Plc	987	4,742
Vesuvius Plc	2,419	11,911
Other Securities		24,478

		127,120

UNITED STATES OF AMERICA - 3.0%
RenaissanceRe Holdings Ltd.	134	15,134
Other Securities		1,787

		16,921

Total Common Stocks (cost $532,614)		534,319

PREFERRED STOCKS - 0.3%

BRAZIL - 0.1%
Other Securities		743

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value

GERMANY - 0.2%
Other Securities		1,081

Total Preferred Stocks (cost $2,763)		1,824

INVESTMENT COMPANIES - 0.9%
iShares MSCI EAFE ETF	36	2,138
iShares MSCI EAFE Small-Cap ETF	64	3,187

Total Investment Companies (cost $5,314)		5,325

SHORT TERM INVESTMENTS - 9.8%

Investment Company - 5.3%
JNL Money Market Fund, 0.19% (a) (h)	30,407	30,407
Securities Lending Collateral - 4.5%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	25,794	25,794

Total Short Term Investments (cost $56,201)		56,201

Total Investments - 104.2% (cost $596,892)		597,669
Other Assets and Liabilities, Net - (4.2%)		(24,014)

Total Net Assets - 100.0%		$573,655

JNL/Franklin Templeton Mutual Shares Fund *

COMMON STOCKS - 88.2%

CONSUMER DISCRETIONARY - 9.7%
CBS Corp. - Class B	279	$13,137
General Motors Co.	513	17,453
Reed Elsevier Plc	755	13,317
Time Warner Cable Inc.	146	27,144
Twenty-First Century Fox Inc. - Class B	513	13,963
Other Securities		23,754

		108,768

CONSUMER STAPLES - 12.5%
Altria Group Inc.	249	14,491
British American Tobacco Plc	381	21,178
CVS Health Corp.	125	12,256
Imperial Tobacco Group Plc	287	15,184
Kroger Co.	309	12,915
PepsiCo Inc.	161	16,080
Reynolds American Inc.	281	12,973
Walgreens Boots Alliance Inc.	186	15,857
Other Securities		19,861

		140,795

ENERGY - 6.6%
Baker Hughes Inc.	234	10,817
Kinder Morgan Inc.	711	10,613
Royal Dutch Shell Plc - Class A	501	11,421
Other Securities		41,146

		73,997

FINANCIALS - 22.0%
ACE Ltd.	179	20,913
Alleghany Corp. (c)	31	14,992
Allstate Corp.	201	12,482
American International Group Inc.	416	25,753
CIT Group Inc.	283	11,249
Citigroup Inc.	280	14,473
Citizens Financial Group Inc.	539	14,118
JPMorgan Chase & Co.	291	19,184
MetLife Inc.	296	14,286

	Shares/Par †	Value
PNC Financial Services Group Inc.	287	27,378
SunTrust Banks Inc. (e)	250	10,727
Wells Fargo & Co.	208	11,303
White Mountains Insurance Group Ltd.	17	12,455
XL Group Plc (e)	476	18,659
Other Securities		20,207

		248,179

HEALTH CARE - 13.7%
Eli Lilly & Co.	312	26,303
Medtronic Plc	497	38,230
Merck & Co. Inc.	639	33,741
Novartis AG - ADR	186	15,972
Stryker Corp.	171	15,857
Teva Pharmaceutical Industries Ltd. - ADR	288	18,874
Other Securities		5,848

		154,825

INDUSTRIALS - 4.0%
A P Moller - Maersk A/S - Class B	8	9,939
Caterpillar Inc.	177	12,043
Huntington Ingalls Industries Inc.	78	9,897
Other Securities		13,211

		45,090

INFORMATION TECHNOLOGY - 13.8%
CA Inc.	457	13,065
Cisco Systems Inc.	666	18,092
EMC Corp.	541	13,904
Microsoft Corp.	768	42,620
Nokia Oyj	1,026	7,261
Nokia Oyj - ADR (e)	823	5,778
Samsung Electronics Co. Ltd.	11	11,994
Symantec Corp.	843	17,713
Xerox Corp.	1,269	13,488
Other Securities		11,304

		155,219

MATERIALS - 3.5%
International Paper Co.	334	12,589
WestRock Co.	214	9,764
Other Securities		17,510

		39,863

TELECOMMUNICATION SERVICES - 2.0%
Vodafone Group Plc	4,440	14,399
Other Securities		8,555

		22,954

UTILITIES - 0.4%
Other Securities		4,364

Total Common Stocks (cost $907,267)		994,054

CORPORATE BONDS AND NOTES - 1.3%

CONSUMER DISCRETIONARY - 0.5%
Other Securities		5,512

ENERGY - 0.3%
Other Securities		3,121

FINANCIALS - 0.0%
Other Securities		—

INFORMATION TECHNOLOGY - 0.4%
Other Securities		5,065

UTILITIES - 0.1%
Other Securities		1,390

Total Corporate Bonds and Notes (cost $28,526)		15,088

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value

VARIABLE RATE SENIOR LOAN INTERESTS - 2.4% (i)

CONSUMER DISCRETIONARY - 1.6%
Other Securities		18,387

ENERGY - 0.1%
Other Securities		860

INFORMATION TECHNOLOGY - 0.4%
Other Securities		4,030

UTILITIES - 0.3%
Other Securities		3,604

Total Variable Rate Senior Loan Interests (cost $38,958)		26,881

GOVERNMENT AND AGENCY OBLIGATIONS - 0.3%

GOVERNMENT SECURITIES - 0.3%

Municipals - 0.3%
Other Securities		3,449

Total Government and Agency Obligations (cost $4,117)		3,449

OTHER EQUITY INTERESTS - 0.1%
Other Securities		1,540

Total Other Equity Interests (cost $2,524)		1,540

SHORT TERM INVESTMENTS - 8.0%
Investment Company - 7.1%
JNL Money Market Fund, 0.19% (a) (h)	80,288	80,288
Securities Lending Collateral - 0.9%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	9,776	9,776

Total Short Term Investments (cost $90,064)		90,064

Total Investments - 100.3% (cost $1,071,456)		1,131,076
Other Assets and Liabilities, Net - (0.3%)		(3,621)

Total Net Assets - 100.0%		$1,127,455

JNL/Goldman Sachs Core Plus Bond Fund *

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 15.2%
Aberdeen Loan Funding Ltd., 0.98%, 11/01/18 (i) (r)	$2,846	$2,820
ACIS CLO Ltd.
0.82%, 10/14/22 (i) (r)	676	668
1.24%, 10/14/22 (i) (r)	5,107	5,045
1.72%, 05/01/26 (i) (r)	2,000	1,954
1.81%, 05/01/26 (i) (r)	5,000	4,965
Credit Suisse European Mortgage Capital Ltd., 2.75%, 04/20/20 (f) (i) (p) (q), EUR	2,745	2,953
Crown Point CLO III Ltd.
1.86%, 12/31/27 (i) (r)	9,550	9,354
3.37%, 12/31/27 (i) (r)	1,050	1,003
Duane Street CLO IV Ltd., 0.62%, 11/14/21 (i) (r)	8,546	8,420
Greywolf CLO V Ltd.
1.92%, 04/25/27 (i) (r)	3,500	3,476
2.72%, 04/25/27 (i) (r)	750	749
Halcyon Loan Advisors Funding Ltd.
2.32%, 04/28/25 (i) (r)	3,800	3,589
1.85%, 04/18/26 (i) (r)	2,550	2,499
REMIC, 1.73%, 07/25/27 (i) (r)	5,800	5,680
Hildene CLO II Ltd., 1.77%, 07/19/26 (i) (r)	9,350	9,203
ICG U.S. CLO Ltd., 1.56%, 04/20/26 (i) (r)	5,300	5,197

	Shares/Par †	Value
Morgan Stanley Capital I Trust REMIC
5.93%, 11/15/17 (i)	150	152
5.48%, 02/12/44 (i)	200	206
Morgan Stanley Mortgage Loan Trust, 2.86%, 08/25/34 - 03/25/36 (i)	1,126	926
OCP CLO Ltd., 1.44%, 04/26/26 (i) (r)	5,800	5,714
OFSI Fund VI Ltd., 1.46%, 03/20/25 (i) (r)	5,700	5,585
OFSI Fund VII Ltd., 1.66%, 10/18/26 (i) (r)	1,300	1,274
SLM Student Loan Trust
1.97%, 01/24/17 (i)	2,450	2,465
0.38%, 07/25/22 (i)	4,800	4,483
1.07%, 04/25/23 (i)	1,142	1,100
2.02%, 07/25/23 (i)	2,800	2,817
0.44%, 01/25/27 (i)	5,849	5,563
0.62%, 12/15/32 (r)	4,835	4,366
Sound Point CLO V Ltd., 2.22%, 04/18/26 (i) (r)	3,800	3,689
SPS Servicer Advance Receivables Trust, 2.62%, 01/16/17 (f) (p) (q)	5,100	5,094
THL Credit Wind River CLO Ltd., 1.47%, 04/20/25 (i) (r)	4,800	4,713
York CLO Ltd., 1.87%, 01/22/27 (i) (r)	5,400	5,330
Z Capital Credit Partners CLO Ltd., 1.74%, 07/16/27 (i) (r)	6,150	5,989
Other Securities		43,394

Total Non-U.S. Government Agency Asset- Backed Securities (cost $172,376)		170,435

CORPORATE BONDS AND NOTES - 31.0%

CONSUMER DISCRETIONARY - 2.8%
21st Century Fox America Inc., 3.70%, 09/15/24	3,425	3,456
Amazon.com Inc., 3.30%, 12/05/21	2,500	2,574
Comcast Corp., 3.38%, 08/15/25	4,650	4,710
Rensselaer Polytechnic Institute, 5.60%, 09/01/20	2,300	2,574
Other Securities		18,442

		31,756

CONSUMER STAPLES - 3.1%
CVS Caremark Corp., 3.38% - 4.13%, 05/15/21 - 08/12/24	3,049	3,087
CVS Health Corp., 3.50%, 07/20/22	2,775	2,825
Reynolds American Inc., 4.45%, 06/12/25	9,500	9,941
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (e)	2,850	2,846
3.80%, 11/18/24	1,375	1,335
Other Securities		14,785

		34,819

ENERGY - 2.4%
Other Securities		26,680

FINANCIALS - 14.2%
Banco Bilbao Vizcaya Argentaria SA, 3.00%, 10/20/20	3,325	3,312
BAT International Finance Plc, 3.95%, 06/15/25 (e) (r)	4,425	4,555
Credit Suisse AG
7.50% (callable at 100 beginning 12/11/23) (m) (r)	1,275	1,339
6.50%, 08/08/23 (r)	1,100	1,185
Credit Suisse Group AG, 6.25%, (callable at 100 beginning 12/18/24) (e) (m) (r)	825	824
Credit Suisse Group Funding Guernsey Ltd., 3.75%, 03/26/25 (r)	3,050	2,947
Education Realty Operating Partnership LP, 4.60%, 12/01/24	2,875	2,832
ERP Operating LP, 4.63%, 12/15/21	2,575	2,796

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
HSBC Bank USA Credit Linked Note (Nota Do Tesouro Nacional, 6.00%, 08/15/40, Moody’s rating Baa2) (p) (q), BRL	4,840	2,980
HSBC Holdings Plc
6.37% (callable at 100 beginning 09/17/24) (m) (v)	450	444
6.37% (callable at 100 beginning 03/30/25) (e) (m)	1,600	1,598
ING Bank NV, 4.12%, 11/21/23	2,875	2,928
ING Groep NV, 6.00%, (callable at 100 beginning 04/16/20) (e) (m) (v)	1,400	1,400
Intesa Sanpaolo SpA
7.70% (callable at 100 beginning 08/19/25) (e) (m) (r)	825	840
2.38% - 3.13%, 01/15/16 - 01/13/17	3,250	3,257
3.88%, 01/16/18	3,075	3,153
5.02%, 06/26/24 (r)	1,200	1,181
Mitsubishi UFJ Trust & Banking Corp., 2.65%, 10/19/20 (e) (r)	3,475	3,471
Morgan Stanley
5.55% (callable at 100 beginning 07/15/20) (e) (m)	1,850	1,850
3.88% - 4.00%, 04/29/24 - 07/23/25	1,725	1,765
3.70%, 10/23/24	6,625	6,657
Santander UK Group Holdings Plc, 4.75%, 09/15/25 (e) (r)	3,375	3,331
Stadshypotek AB, 1.88%, 10/02/19 (r)	4,300	4,241
SunTrust Banks Inc., 2.35%, 11/01/18	2,775	2,790
Other Securities		97,170

		158,846

HEALTH CARE - 3.1%
AbbVie Inc.
2.50%, 05/14/20	3,125	3,094
3.20%, 11/06/22	1,150	1,133
Bayer US Finance LLC, 3.00%, 10/08/21 (r)	2,900	2,926
EMD Finance LLC, 2.95%, 03/19/22 (e) (r)	3,650	3,524
Forest Laboratories Inc.
4.38%, 02/01/19 (r)	4,074	4,268
5.00%, 12/15/21 (r)	1,700	1,848
Other Securities		17,270

		34,063

INDUSTRIALS - 0.7%
Other Securities		7,229

INFORMATION TECHNOLOGY - 1.5%
Fidelity National Information Services Inc., 3.63%, 10/15/20	2,750	2,787
Intel Corp., 3.70%, 07/29/25	2,550	2,638
Visa Inc., 3.15%, 12/14/25	3,250	3,257
Other Securities		8,104

		16,786

MATERIALS - 0.5%
Other Securities		5,251

TELECOMMUNICATION SERVICES - 2.5%
Verizon Communications Inc.
2.63%, 02/21/20	4,200	4,215
5.15%, 09/15/23	8,750	9,620
4.15%, 03/15/24	900	925
4.67%, 03/15/55	1,023	887
Other Securities		12,524

		28,171

UTILITIES - 0.2%
Other Securities		2,708

Total Corporate Bonds and Notes (cost $354,762)		346,309

	Shares/Par †	Value

GOVERNMENT AND AGENCY OBLIGATIONS - 51.2%

GOVERNMENT SECURITIES - 18.1%

Federal Home Loan Bank - 0.6% (w)
Federal Home Loan Bank, 2.88%, 06/13/25	6,650	6,728

Federal National Mortgage Association - 0.5% (w)
Federal National Mortgage Association
6.25%, 05/15/29	2,600	3,528
6.63%, 11/15/30	900	1,275

		4,803

Municipals - 1.3%
Commonwealth of Puerto Rico
5.00% - 6.00%, 07/01/26 - 07/01/41	660	425
8.00%, 07/01/35	2,390	1,733
Northstar Education Finance Inc. Student Loan Asset-Backed Note (insured by Guaranteed Student Loans)
2.01%, 04/01/42 (i)	2,300	2,070
3.07% - 3.96%, 04/01/42 (i)	1,350	1,215
Puerto Rico Highways and Transportation Authority (insured by Assured Guaranty Municipal Corp.), 5.25%, 07/01/36	40	40
State of California
7.95%, 03/01/36	1,290	1,543
7.63%, 03/01/40	2,390	3,480
Other Securities		3,905

		14,411

Sovereign - 5.8%
Hashemite Kingdom of Jordan Government Bond, 2.50%, 10/30/20	5,000	5,127
Inter-American Development Bank
1.00%, 02/27/18	1,700	1,676
7.00%, 06/15/25	1,500	2,012
6.75%, 07/15/27	1,200	1,656
Israel Government AID Bond
5.50%, 09/18/23	3,700	4,434
5.50%, 12/04/23 - 04/26/24	1,800	2,175
Italy Buoni Poliennali Del Tesoro, 3.75%, 05/01/21, EUR	2,340	2,945
Kreditanstalt fur Wiederaufbau, 1.13%, 08/06/18	9,600	9,523
Mexico Bonos
6.50% - 8.00%, 06/10/21 - 12/07/23, MXN	13,348	835
7.50% - 8.50%, 06/03/27 - 05/31/29, MXN	8,653	561
Mexico Government International Bond
3.63%, 03/15/22	910	915
4.75%, 03/08/44	2,760	2,514
4.60% - 5.55%, 01/21/45 - 01/23/46	670	615
Spain Government Bond, 5.50%, 04/30/21 (r), EUR	3,790	5,120
Tennessee Valley Authority
3.88%, 02/15/21	3,700	4,041
4.63% - 5.98%, 04/01/36 - 09/15/60	2,050	2,439
United Mexican States, 6.05%, 01/11/40	60	66
Other Securities		17,962

		64,616

Treasury Inflation Index Securities - 4.7%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note, 2.35%, 09/15/19 (n), EUR	5,265	6,264
Spain Government Inflation Indexed Bond, 0.55%, 11/30/19 (n) (r), EUR	2,055	2,290
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/17 (n)	6,073	6,060
0.13%, 04/15/18 (n)	13,170	13,139
0.13%, 01/15/22 (n)	4,308	4,170
0.38%, 07/15/23 (n)	4,880	4,760
0.63%, 01/15/24 (n)	3,506	3,461

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
0.13%, 07/15/24 (n)	4,207	3,989
2.50%, 01/15/29 (n)	3,711	4,387
1.38%, 02/15/44 (n)	4,235	4,293

		52,813

U.S. Treasury Securities - 5.2%
U.S. Treasury Bond
3.63%, 08/15/43	5,800	6,520
3.75%, 11/15/43 (o)	11,900	13,680
3.63%, 02/15/44	9,800	11,003
3.00%, 11/15/44	10,400	10,342
U.S. Treasury Note
1.50%, 08/31/18 (o)	1,800	1,812
1.75%, 12/31/20	15,000	14,988

		58,345

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 33.1%

Federal Home Loan Mortgage Corp. - 3.9%
Federal Home Loan Mortgage Corp.
3.11%, 02/25/23	1,500	1,541
4.22%, 03/25/25 (i)	700	675
3.00% - 7.00%, 03/01/26 - 03/01/43	10,695	11,588
2.86% - 3.52%, 10/25/27 - 01/01/37 (i)	1,168	1,171
6.00%, 11/01/37 - 03/01/39	73	82
3.50%, 04/01/43	14,831	15,291
REMIC, 3.03%, 10/25/20	4,700	4,850
REMIC, 1,156.50%, 06/15/21 (p) (q)	—	—
REMIC, 2.78%, 09/25/22	1,575	1,618
REMIC, 3.46%, 08/25/23 (i)	800	836
REMIC, 2.81%, 01/25/25	6,100	6,006
REMIC, Interest Only, 5.77%, 07/15/39 (i) (p) (q)	1,097	176
REMIC, Interest Only, 5.77%, 11/15/43 (i) (p) (q)	1,568	241

		44,075

Federal National Mortgage Association - 12.7%
Federal National Mortgage Association
2.80%, 03/01/18	2,349	2,404
3.74% - 5.00%, 03/01/18 - 10/01/18	1,658	1,729
3.84%, 05/01/18	1,790	1,870
3.42% - 6.50%, 02/01/19 - 10/01/25	6,384	6,801
4.51%, 06/01/19	4,400	4,590
4.38%, 06/01/21	3,304	3,603
1.62% - 1.92%, 07/25/24 - 02/25/25 (i)	378	377
3.00% - 8.00%, 03/01/27 - 09/01/45	20,686	21,901
2.23% - 2.69%, 11/01/35 - 09/01/36 (i)	894	950
7.00%, 03/01/39	487	569
5.00%, 11/01/43	1,728	1,901
3.50%, 09/01/45	3,944	4,070
3.50%, 10/01/45	16,813	17,353
3.50%, 01/15/46, TBA (g)	33,000	34,036
4.00%, 01/15/46, TBA (g)	28,000	29,621
3.50%, 02/15/46, TBA (g)	1,000	1,029
REMIC, 5.00%, 06/25/41	1,595	1,747
REMIC, 5.00% - 7.00%, 10/25/41 - 10/25/42	2,544	2,846
REMIC, Interest Only, 4.76%, 11/25/40 (i) (p) (q)	3,946	732
REMIC, Interest Only, 5.68%, 09/25/43 (i) (p) (q)	1,111	166
REMIC, Interest Only, 5.68%, 12/25/43 (i) (p) (q)	2,359	386
REMIC, Interest Only, 5.83%, 01/25/45 (i) (p) (q)	1,147	195
REMIC, Interest Only, 5.28%, 11/25/45 (i) (p) (q)	2,330	343
REMIC, Interest Only, 5.28%, 11/25/45 (i) (p) (q)	603	90

	Shares/Par †	Value
REMIC, Interest Only, 5.28%, 11/25/45 (i) (p) (q)	16,500	2,199
REMIC, Interest Only, 5.83%, 11/25/45 (i) (p) (q)	1,048	167

		141,675

Government National Mortgage Association - 16.5%
Government National Mortgage Association
3.95%, 07/15/25	686	728
4.00% - 6.00%, 06/15/34 - 09/20/44	5,518	5,924
4.00%, 02/20/44	25,490	27,168
4.00%, 08/20/45	9,949	10,569
4.00%, 09/20/45	7,171	7,624
4.00%, 10/20/45	6,410	6,816
4.00%, 11/20/45	4,242	4,511
3.50%, 01/15/46, TBA (g)	17,000	17,716
4.00%, 01/15/46, TBA (g)	95,000	100,860
REMIC, Interest Only, 5.35%, 03/20/40 (i) (p) (q)	1,655	242
REMIC, Interest Only, 5.85%, 12/20/42 (i) (p) (q)	871	140
REMIC, Interest Only, 5.75%, 07/20/43 (i) (p) (q)	560	91
REMIC, Interest Only, 6.36%, 08/16/43 (i) (p) (q)	1,095	215
REMIC, Interest Only, 5.70%, 09/20/43 (i) (p) (q)	593	96
REMIC, Interest Only, 5.75%, 11/20/43 (i) (p) (q)	541	90
REMIC, Interest Only, 5.70%, 03/20/44 (i) (p) (q)	664	106
REMIC, Interest Only, 5.20%, 09/20/44 (i) (p) (q)	727	100
REMIC, Interest Only, 5.31%, 08/20/45 (i) (p) (q)	911	141
REMIC, Interest Only, 5.34%, 08/20/45 (i) (p) (q)	934	150
REMIC, Interest Only, 5.32%, 09/20/45 (i) (p) (q)	968	145
REMIC, Interest Only, 5.80%, 09/20/45 (i) (p) (q)	2,395	434
REMIC, Interest Only, 5.30%, 10/20/45 (i) (p) (q)	968	116
REMIC, Interest Only, 5.80%, 11/20/45 (i) (p) (q)	783	123

		184,105
Total Government and Agency Obligations (cost $569,228)		571,571

COMMON STOCKS - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Other Securities		—

Total Common Stocks (cost $185)		—

SHORT TERM INVESTMENTS - 18.9%
Commercial Paper - 0.7%
Other Securities		7,499
Investment Company - 14.3%
JNL Money Market Fund, 0.19% (a) (h)	159,837	159,837
Securities Lending Collateral - 1.9%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	21,550	21,550

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Treasury Securities - 2.0%
Japan Treasury Bill, 01/18/16, JPY	2,710,000	22,547

Total Short Term Investments (cost $211,519)		211,433

Total Investments - 116.4% (cost $1,308,069)		1,299,748
Total Forward Sales Commitments - (0.7%) (proceeds $7,999)		(7,989)
Other Assets and Liabilities, Net - (15.7%)		(174,783)

Total Net Assets - 100.0%		$1,116,976

FORWARD SALES COMMITMENTS - 0.7%

GOVERNMENT AND AGENCY OBLIGATIONS - 0.7%

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED SECURITIES - 0.7%

Federal National Mortgage Association - 0.7%
Federal National Mortgage Association
3.00%, 01/15/46, TBA (g)	$3,000	$3,000
3.00%, 02/15/46, TBA (g)	5,000	4,989

Total Forward Sales Commitments - 0.7% (proceeds $7,999)		$7,989

JNL/Goldman Sachs Emerging Markets Debt Fund *

CORPORATE BONDS AND NOTES - 23.6%

ARGENTINA - 0.5%
YPF SA
8.88%, 12/19/18	$1,780	$1,800
8.75%, 04/04/24	100	97
Other Securities		333

		2,230

AUSTRALIA - 0.2%
Other Securities		649

AZERBAIJAN - 0.2%
Other Securities		889

BANGLADESH - 0.1%
Other Securities		516

BRAZIL - 1.4%
Banco do Brasil SA
6.25% (callable at 100 beginning 01/15/26) (m)	1,560	757
9.00% (callable at 100 beginning 06/18/24) (m)	740	485
Banco Santander Brasil SA, 8.00%, 03/18/16 (r), BRL	4,750	1,168
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28 (r)	1,120	843
5.33%, 02/15/28	770	579
Other Securities		2,104

		5,936
CANADA - 0.1%
Other Securities		232

CHILE - 2.4%
Cencosud SA, 6.63%, 02/12/45	1,918	1,688
GNL Quintero SA, 4.63%, 07/31/29 (r)	2,760	2,608
Sociedad Quimica y Minera de Chile SA
6.13%, 04/15/16 (e)	683	681
5.50%, 04/21/20 (r)	230	228
3.63%, 04/03/23	1,970	1,694
Other Securities		2,816

		9,715

	Shares/Par †	Value
CHINA - 0.4%
Other Securities		1,742

COLOMBIA - 0.4%
Banco de Bogota SA, 5.00%, 01/15/17	1,285	1,302
Other Securities		271

		1,573

DOMINICAN REPUBLIC - 0.9%
Aeropuertos Dominicanos Siglo XXI SA, 9.75%, 11/13/19	3,518	3,659

GUATEMALA - 0.7%
Other Securities		2,683

HONG KONG - 0.6%
Other Securities		2,602

INDIA - 0.7%
Other Securities		2,710

INDONESIA - 0.8%
Other Securities		3,172

IRELAND - 0.8%
Phosagro OAO via Phosagro Bond Funding Ltd., 4.20%, 02/13/18	1,530	1,510
Other Securities		1,672

		3,182

ISRAEL - 0.9%
Delek & Avner Tamar Bond Ltd.
2.80%, 12/30/16 (r)	1,600	1,595
3.84%, 12/30/18 (r)	1,540	1,556
Other Securities		527

		3,678

ITALY - 0.4%
Wind Acquisition Finance SA
4.00%, 07/15/20 (r), EUR	270	292
7.38%, 04/23/21 (r)	1,350	1,276

		1,568

JAMAICA - 0.6%
Digicel Group Ltd.
8.25%, 09/30/20 (e) (p) (q)	300	247
8.25%, 09/30/20	1,630	1,345
Other Securities		944

		2,536

KAZAKHSTAN - 0.1%
Other Securities		604

LUXEMBOURG - 0.5%
Altice Financing SA
7.88%, 12/15/19	550	572
6.50%, 01/15/22 (r)	540	535
6.63%, 02/15/23	200	197
Altice Finco SA, 9.88%, 12/15/20	230	245
Other Securities		340

		1,889

MEXICO - 2.1%
America Movil SAB de CV, 6.00%, 06/09/19, MXN	42,240	2,450
Gruma SAB de CV, 4.88%, 12/01/24 (r)	1,300	1,329
Grupo Televisa SAB
6.00%, 05/15/18	1,554	1,664
4.63%, 01/30/26	200	198

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Other Securities		2,777

		8,418

NETHERLANDS - 0.5%
Other Securities		1,895

PARAGUAY - 0.8%
Banco Regional SAECA, 8.13%, 01/24/19 (r)	1,950	1,984
Other Securities		1,239

		3,223

PERU - 1.6%
Abengoa Transmision Sur SA, 6.88%, 04/30/43 (r)	1,950	2,023
Corp. Lindley SA, 6.75%, 11/23/21	3,035	3,316
Other Securities		1,403

		6,742

PHILIPPINES - 0.3%
Other Securities		1,319

QATAR - 0.5%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.30%, 09/30/20	1,040	1,103
5.84%, 09/30/27 (p) (q)	510	561
6.33%, 09/30/27	330	372

		2,036

RUSSIAN FEDERATION - 0.9%
Lukoil International Finance BV
3.42%, 04/24/18	1,550	1,509
4.56%, 04/24/23	910	816
Phosagro OAO via Phosagro Bond Funding Ltd., 4.20%, 02/13/18 (r)	230	227
Other Securities		1,220

		3,772

SINGAPORE - 0.1%
Other Securities		532

SOUTH AFRICA - 1.1%
Transnet SOC Ltd.
10.80%, 11/06/23, ZAR	7,000	438
8.90%, 11/14/27, ZAR	47,000	2,508
10.00%, 03/30/29, ZAR	16,500	884
Other Securities		741

		4,571

SOUTH KOREA - 0.0%
Other Securities		199

TURKEY - 0.7%
Turkiye Vakiflar Bankasi Tao, 3.75%, 04/15/18 (r)	1,230	1,207
Other Securities		1,671

		2,878

UKRAINE - 0.2%
Other Securities		986

UNITED ARAB EMIRATES - 0.7%
Ruwais Power Co. PJSC, 6.00%, 08/31/36 (r)	2,270	2,426
Other Securities		539

		2,965
UNITED KINGDOM - 0.1%
Other Securities		319

UNITED STATES OF AMERICA - 0.2%
Other Securities		777

	Shares/Par †	Value
VENEZUELA - 0.9%
Petroleos de Venezuela SA
9.00%, 11/17/21	530	212
6.00%, 05/16/24	2,600	968
6.00%, 11/15/26	3,070	1,128
5.38%, 04/12/27	3,530	1,280
5.50%, 04/12/37	90	33

		3,621

VIETNAM - 0.2%
Other Securities		710

Total Corporate Bonds and Notes (cost $108,229)		96,728

GOVERNMENT AND AGENCY OBLIGATIONS - 62.0%

BRAZIL - 6.0%
Brazil Inflation Indexed Notas do Tesouro Nacional - Series B
6.00%, 08/15/16 (s), BRL	2,730	1,912
6.00%, 08/15/40 (s), BRL	6,914	4,152
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/17 (j), BRL	29,594	5,974
Brazil Notas do Tesouro Nacional
10.00%, 01/01/18, BRL	10,720	2,445
10.00%, 01/01/19, BRL	10,149	2,204
10.00%, 01/01/21, BRL	5,190	1,044
10.00%, 01/01/23, BRL	22,888	4,342
10.00%, 01/01/25, BRL	13,657	2,469

		24,542

CHILE - 0.2%
Other Securities		676

COLOMBIA - 4.3%
Colombia Government International Bond
7.75%, 04/14/21, COP	1,138,000	365
4.38%, 03/21/23 (e), COP	1,858,000	488
5.00%, 06/15/45	770	643
Colombia TES
7.25%, 06/15/16, COP	8,488,900	2,686
11.25%, 10/24/18, COP	242,300	83
7.00%, 05/04/22, COP	29,411,100	8,752
10.00%, 07/24/24, COP	5,457,600	1,896
7.50%, 08/26/26, COP	1,333,100	387
6.00%, 04/28/28, COP	3,942,000	972
7.75%, 09/18/30, COP	4,850,000	1,370

		17,642

COSTA RICA - 0.2%
Other Securities		653

CROATIA - 0.8%
Croatia Government International Bond
6.25%, 04/27/17	660	684
6.63%, 07/14/20	130	139
3.88%, 05/30/22, EUR	2,220	2,419

		3,242

CZECH REPUBLIC - 1.5%
Czech Republic Government Bond
6.95%, 01/26/16, CZK	19,480	787
0.50%, 07/28/16, CZK	26,540	1,074
0.37%, 10/27/16 (i), CZK	99,960	4,053
3.00%, 03/11/25, EUR	320	317

		6,231

DOMINICAN REPUBLIC - 1.7%
Dominican Republic Bond, 11.38%, 07/06/29, DOP	48,700	1,079

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Dominican Republic International Bond
9.04%, 01/23/18 (e)	1,131	1,196
16.95%, 02/04/22, DOP	57,900	1,664
10.38%, 03/04/22, DOP	900	20
11.50%, 05/10/24, DOP	39,500	905
18.50%, 02/04/28 (r), DOP	4,900	154
6.85%, 01/27/45 (r)	1,800	1,697
6.85%, 01/27/45	430	405

		7,120

HUNGARY - 0.9%
Hungary Government International Bond, 4.13%, 02/19/18	3,400	3,541

INDONESIA - 1.3%
Indonesia Government International Bond
11.63%, 03/04/19	400	502
4.63%, 04/15/43	200	172
Indonesia Treasury Bond, 6.13%, 05/15/28, IDR	3,000	—
Republic of Indonesia
4.75%, 01/08/26 (e) (r)	240	237
4.75%, 01/08/26 (e)	4,660	4,603

		5,514

LATVIA - 0.1%
Other Securities		512

MALAYSIA - 1.5%
Malaysia Government Bond
4.26%, 09/15/16, MYR	16,600	3,920
3.89%, 07/31/20, MYR	1,050	247
4.05%, 09/30/21, MYR	1,630	382
4.50%, 04/15/30, MYR	7,410	1,708

		6,257

MEXICO - 9.7%
Mexico Bonos
6.25%, 06/16/16, MXN	33	2
7.75%, 12/14/17, MXN	128,945	7,998
4.75%, 06/14/18, MXN	144,776	8,441
8.50%, 12/13/18, MXN	109,591	6,995
8.00%, 06/11/20, MXN	17,706	1,131
6.50%, 06/10/21, MXN	48,249	2,896
6.50%, 06/09/22, MXN	132,443	7,907
8.00%, 12/07/23, MXN	—	—
10.00%, 12/05/24, MXN	21,734	1,587
7.50%, 06/03/27, MXN	2,550	161
Mexico Government Inflation Indexed Bond
5.00%, 06/16/16 (n), MXN	21,718	1,267
3.50%, 12/14/17 (n), MXN	2,932	175
Mexico Inflation Indexed Udibonos
4.50%, 12/04/25 (n), MXN	18,128	1,153
4.00%, 11/08/46 (n), MXN	2,483	145

		39,858

PERU - 1.3%
Peru Government International Bond
5.70%, 08/12/24 (r), PEN	11,820	3,131
8.20%, 08/12/26, PEN	2,851	880
6.95%, 08/12/31, PEN	3,104	846
6.85%, 02/12/42, PEN	1,049	274

		5,131
PHILIPPINES - 0.3%
Philippine Government Bond, 4.95%, 01/15/21, PHP	49,000	1,058
Philippine Government International Bond, 6.25%, 01/14/36, PHP	13,000	305

		1,363

	Shares/Par †	Value
POLAND - 10.5%
Poland Government Bond
2.50%, 07/25/18, PLN	10,700	2,776
3.25%, 07/25/19, PLN	18,920	5,023
1.50%, 04/25/20, PLN	37,230	9,200
2.00%, 04/25/21, PLN	41,540	10,340
5.75%, 10/25/21, PLN	4,530	1,360
5.75%, 09/23/22, PLN	42,320	12,820
3.25%, 07/25/25, PLN	5,050	1,324

		42,843

PUERTO RICO - 0.7%
Puerto Rico Sales Tax Financing Corp.
5.25%, 08/01/27	40	17
5.50%, 08/01/28	435	185
0.00%, 08/01/32 (k)	640	251
0.00%, 08/01/33 (k)	200	60
0.00%, 08/01/35 (j)	30	3
0.00%, 08/01/37 (j)	75	7
5.50%, 08/01/37	315	127
5.75%, 08/01/37	250	102
0.00%, 08/01/38 (j)	60	5
5.38%, 08/01/38	75	30
5.38%, 08/01/39	240	96
6.00%, 08/01/39	65	27
6.38%, 08/01/39	55	23
5.25%, 08/01/41	535	214
5.50%, 08/01/42	575	231
6.00%, 08/01/42	235	97
5.00%, 08/01/43	245	98
5.25%, 08/01/43	60	24
Other Securities		1,181

		2,778

ROMANIA - 1.0%
Romania Government Bond
5.90%, 07/26/17, RON	12,310	3,171
4.75%, 06/24/19, RON	3,400	893

		4,064

RUSSIAN FEDERATION - 3.6%
Russia Federal Bond
7.60%, 04/14/21, RUB	11,090	139
7.00%, 08/16/23, RUB	114,680	1,358
Russia Government Bond
6.20%, 01/31/18, RUB	90,690	1,155
7.50%, 03/15/18, RUB	66,080	865
7.60%, 07/20/22, RUB	131,020	1,626
7.00%, 01/25/23, RUB	146,110	1,742
8.15%, 02/03/27, RUB	229,009	2,877
7.05%, 01/19/28, RUB	97,202	1,111
Russia Government International Bond, 7.85%, 03/10/18, RUB	305,000	4,003

		14,876

SOUTH AFRICA - 3.2%
South Africa Government Bond
10.50%, 12/21/26 (e), ZAR	24,200	1,652
8.00%, 01/31/30 (e), ZAR	101,980	5,578
8.25%, 03/31/32 (e), ZAR	19,220	1,059
8.88%, 02/28/35 (e), ZAR	20,110	1,156
8.50%, 01/31/37 (e), ZAR	16,500	905
8.75%, 01/31/44, ZAR	20,640	1,143
8.75%, 02/28/49 (e), ZAR	32,860	1,813

		13,306

SRI LANKA - 0.2%
Other Securities		885

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
THAILAND - 4.2%
Thailand Government Bond
3.65%, 12/17/21, THB	179,840	5,381
3.85%, 12/12/25, THB	33,640	1,043
3.58%, 12/17/27, THB	65,870	1,982
3.78%, 06/25/32, THB	20,200	611
Thailand Government Inflation Indexed Bond
1.20%, 07/14/21 (n), THB	120,649	3,178
1.25%, 03/12/28 (n), THB	203,232	4,959

		17,154

TURKEY - 5.2%
Republic of Turkey, 7.50%, 07/14/17	410	439
Turkey Government Bond
9.00%, 03/08/17, TRY	9,540	3,213
8.30%, 06/20/18, TRY	9,385	3,060
8.80%, 11/14/18, TRY	3,260	1,068
10.40%, 03/27/19, TRY	19,430	6,609
8.50%, 07/10/19, TRY	20,840	6,688
9.50%, 01/12/22, TRY	500	163

		21,240

UNITED STATES OF AMERICA - 3.0%
U.S. Treasury Note
1.75%, 12/31/20	3,500	3,497
1.88%, 05/31/22 (o)	1,000	991
2.13%, 12/31/22	7,800	7,815

		12,303

VENEZUELA - 0.6%
Venezuela Government International Bond
7.75%, 10/13/19	1,210	481
6.00%, 12/09/20	1,100	410
12.75%, 08/23/22	100	45
9.00%, 05/07/23	656	261
8.25%, 10/13/24	1,287	489
7.65%, 04/21/25	500	185
11.75%, 10/21/26	240	107
9.25%, 05/07/28	446	174
11.95%, 08/05/31	370	164
9.38%, 01/13/34	110	43
7.00%, 03/31/38	90	33

		2,392

Total Government and Agency Obligations (cost $329,225)		254,123

CREDIT LINKED STRUCTURED NOTES - 8.8%

COLOMBIA - 2.2%
Citigroup Funding Inc. Credit Linked Note (Republic of Colombia, 10.00%, 07/24/24, Moody’s rating N/A) COP	1,642,000	560
Citigroup Funding Inc. Credit Linked Note (Republic of Colombia, 11.00%, 07/24/20, Moody’s rating N/A) COP	4,514,000	1,594
Citigroup Funding Inc. Credit Linked Note (Republic of Colombia, 11.25%, 10/24/18, Moody’s rating N/A) (r), COP	10,289,000	3,558
Citigroup Funding Inc. Credit Linked Note (Republic of Colombia, 11.25%, 10/24/18, Moody’s rating N/A) (r), COP	9,263,000	3,204

		8,916
INDONESIA - 6.6%
Deutsche Bank AG Credit Linked Note (Indonesia Government, 7.00%, 05/15/27, Moody’s rating Baa3) (r), IDR	17,900,000	1,118

	Shares/Par †	Value
Deutsche Bank AG Credit Linked Note (Indonesia Government, 8.25%, 06/15/32, Moody’s rating Baa3) (r), IDR	13,600,000	916
Deutsche Bank AG Credit Linked Note (Indonesia Government, 8.25%, 07/15/21, Moody’s rating Baa3) (p) (q), IDR	71,400,000	5,051
Deutsche Bank AG Credit Linked Note (Indonesia Government, 7.88%, 04/15/19, Moody’s rating Baa3) (r), IDR	30,100,000	2,190
Deutsche Bank AG Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) IDR	19,500,000	1,379
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 6.63%, 05/15/33, Moody’s rating Baa3) (r), IDR	2,800,000	160
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 6.63%, 05/15/33, Moody’s rating Baa3) (r), IDR	46,000,000	2,621
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 7.88%, 04/15/19, Moody’s rating Baa3) (r), IDR	21,400,000	1,513
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) (r), IDR	51,646,000	3,757
Standard Chartered Bank Credit Linked Note (Indonesia Government, 6.63%, 05/15/33, Moody’s rating Baa3) (r), IDR	18,684,000	1,064
Standard Chartered Bank Credit Linked Note (Indonesia Government, 8.75%, 05/15/31, Moody’s rating N/A) (r), IDR	16,014,000	1,139
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) (r), IDR	5,908,000	430
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) (r), IDR	5,254,000	382
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) (r), IDR	27,252,000	1,982
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) (r), IDR	9,900,000	720
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) (r), IDR	26,163,000	1,903
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody’s rating Baa3) (r), IDR	4,261,000	310
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/19/29, Moody’s rating Baa3) (r), IDR	8,431,000	613

		27,248

Total Credit Linked Structured Notes (cost $53,349)		36,164

COMMON STOCKS - 0.0%

HONG KONG - 0.0%
Other Securities		31

Total Common Stocks (cost $0)		31

SHORT TERM INVESTMENTS - 9.1%

Securities Lending Collateral - 5.7%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	23,314	23,314

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Treasury Securities - 3.4%
Brazil Letras do Tesouro Nacional, 0.00%, 04/01/16, BRL	27,304	6,672
Malaysia Treasury Bill, 0.57%, 05/06/16, MYR	16,750	3,865
Mexico Cetes, 0.18%, 01/21/16, MXN	5,431	3,146

		13,683

Total Short Term Investments (cost $37,319)		36,997

Total Investments - 103.5% (cost $528,122)		424,043
Other Assets and Liabilities, Net - (3.5%)		(14,385)

Total Net Assets - 100.0%		$409,658

JNL/Goldman Sachs Mid Cap Value Fund *

COMMON STOCKS - 97.8%

CONSUMER DISCRETIONARY - 10.3%
Gap Inc. (e)	493	$12,187
MGM Resorts International (c)	520	11,817
Ralph Lauren Corp. - Class A	181	20,226
Scripps Networks Interactive Inc. - Class A	188	10,386
Other Securities		60,245

		114,861

CONSUMER STAPLES - 5.7%
ConAgra Foods Inc.	343	14,475
Edgewell Personal Care Co.	136	10,674
Tyson Foods Inc. - Class A (e)	225	12,006
Whole Foods Market Inc.	442	14,813
Other Securities		11,561

		63,529

ENERGY - 7.7%
Antero Resources Corp. (c) (e)	592	12,914
Concho Resources Inc. (c)	166	15,373
Noble Energy Inc.	382	12,575
Pioneer Natural Resources Co.	119	14,978
Other Securities		30,379

		86,219

FINANCIALS - 34.2%
Brixmor Property Group Inc.	789	20,364
Citizens Financial Group Inc.	1,033	27,043
DDR Corp. (e)	779	13,113
Everest Re Group Ltd.	84	15,433
Federal Realty Investment Trust	90	13,093
Huntington Bancshares Inc.	1,829	20,231
Lincoln National Corp.	506	25,419
M&T Bank Corp.	141	17,128
Principal Financial Group Inc.	244	10,958
ProLogis Inc.	409	17,537
Raymond James Financial Inc.	390	22,614
RLJ Lodging Trust	560	12,116
SLM Corp. (c)	1,861	12,131
Starwood Property Trust Inc.	745	15,327
Ventas Inc.	191	10,789
Vornado Realty Trust	118	11,765
WR Berkley Corp.	258	14,133
Zions Bancorp	472	12,881
Other Securities		90,098

		382,173

HEALTH CARE - 6.6%
Endo International Plc (c)	258	15,796
Laboratory Corp. of America Holdings (c)	123	15,188
Zimmer Biomet Holdings Inc.	147	15,051
Other Securities		27,505

		73,540

	Shares/Par †	Value
INDUSTRIALS - 9.2%
Fortune Brands Home & Security Inc.	282	15,628
Hertz Global Holdings Inc. (c) (e)	1,042	14,825
Ingersoll-Rand Plc	277	15,298
United Continental Holdings Inc. (c)	231	13,253
Other Securities		44,024

		103,028

INFORMATION TECHNOLOGY - 11.3%
Brocade Communications Systems Inc.	2,049	18,812
Fidelity National Information Services Inc.	247	14,981
Maxim Integrated Products Inc.	366	13,926
Symantec Corp.	575	12,067
VMware Inc. - Class A (c) (e)	202	11,427
Other Securities		55,099

		126,312

MATERIALS - 5.5%
Celanese Corp. - Class A	219	14,714
Martin Marietta Materials Inc.	81	11,131
Packaging Corp. of America	222	13,999
Other Securities		21,464

		61,308

UTILITIES - 7.3%
FirstEnergy Corp.	628	19,912
PG&E Corp.	253	13,478
SCANA Corp.	203	12,281
Sempra Energy	216	20,294
Other Securities		15,910

		81,875

Total Common Stocks (cost $1,131,311)		1,092,845

SHORT TERM INVESTMENTS - 5.6%

Investment Company - 2.1%
JNL Money Market Fund, 0.19% (a) (h)	23,628	23,628

Securities Lending Collateral - 3.5%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	39,564	39,564

Total Short Term Investments (cost $63,192)		63,192

Total Investments - 103.4% (cost $1,194,503)		1,156,037
Other Assets and Liabilities, Net - (3.4%)		(38,179)

Total Net Assets - 100.0%		$1,117,858

JNL/Goldman Sachs U.S. Equity Flex Fund *

COMMON STOCKS - 131.8%

CONSUMER DISCRETIONARY - 19.4%
CBS Corp. - Class B	86	$4,044
Comcast Corp. - Class A	115	6,484
Gap Inc. (e)	256	6,318
Lowe’s Cos. Inc.	61	4,665
Priceline Group Inc. (c)	6	7,782
Ralph Lauren Corp. - Class A (e) (o)	83	9,291
TJX Cos. Inc.	68	4,825
Twenty-First Century Fox Inc. - Class B	281	7,655
Viacom Inc. - Class B	158	6,503
Yum! Brands Inc.	111	8,128
Other Securities		10,783

		76,478

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
CONSUMER STAPLES - 14.5%
Altria Group Inc.	86	4,990
Coca-Cola Co. (o)	230	9,896
Kimberly-Clark Corp.	34	4,293
Mondelez International Inc. - Class A	105	4,719
Tyson Foods Inc. - Class A (e)	85	4,521
Wal-Mart Stores Inc.	85	5,205
Walgreens Boots Alliance Inc.	65	5,538
Whole Foods Market Inc. (e)	197	6,609
Other Securities		11,130

		56,901

ENERGY - 6.9%
Apache Corp.	90	4,015
Devon Energy Corp.	121	3,882
Exxon Mobil Corp. (o)	157	12,232
Southwestern Energy Co. (c) (e)	521	3,704
Other Securities		3,240

		27,073

FINANCIALS - 23.0%
Affiliated Managers Group Inc. (c)	43	6,851
American International Group Inc.	131	8,091
Bank of America Corp. (o)	605	10,176
BlackRock Inc.	14	4,741
Blackstone Mortgage Trust Inc. - Class A	142	3,798
Citigroup Inc.	142	7,348
Citizens Financial Group Inc.	191	5,002
Fifth Third Bancorp	195	3,920
Hartford Financial Services Group Inc.	92	4,019
JPMorgan Chase & Co. (o)	149	9,851
MetLife Inc.	178	8,588
Prudential Financial Inc. (o)	139	11,337
Wells Fargo & Co.	72	3,925
Other Securities		2,961

		90,608

HEALTH CARE - 19.3%
Aetna Inc. (o)	113	12,255
Allergan Plc (c)	25	7,910
Biogen Inc. (c)	20	6,172
Celgene Corp. (c)	42	5,036
Medtronic Plc	116	8,947
Mylan NV (c)	127	6,885
Pfizer Inc. (o)	372	12,003
Other Securities		16,563

		75,771

INDUSTRIALS - 11.5%
ADT Corp. (e)	119	3,939
Boeing Co.	46	6,709
General Electric Co. (o)	457	14,228
Hertz Global Holdings Inc. (c)	407	5,787
United Parcel Service Inc. - Class B	78	7,539
Other Securities		7,210

		45,412

INFORMATION TECHNOLOGY - 29.9%
Activision Blizzard Inc.	121	4,673
Adobe Systems Inc. (c)	57	5,329
Alphabet Inc. - Class A (c) (o)	19	14,479
Apple Inc. (o)	107	11,309
Cisco Systems Inc. (o)	353	9,588
EMC Corp. (o)	561	14,417
First Data Corp. - Class A (c)	249	3,996
Intel Corp.	219	7,540
Microsoft Corp.	103	5,739
NetApp Inc.	158	4,183

	Shares/Par †	Value
Oracle Corp. (o)	260	9,495
QUALCOMM Inc.	127	6,323
SAP SE - ADR (e)	57	4,521
Symantec Corp.	275	5,765
Other Securities		10,263

		117,620

MATERIALS - 1.9%
E. I. du Pont de Nemours & Co.	85	5,660
Other Securities		1,837

		7,497

TELECOMMUNICATION SERVICES - 4.0%
AT&T Inc. (o)	326	11,218
Verizon Communications Inc.	96	4,444

		15,662

UTILITIES - 1.4%
Other Securities		5,378

Total Common Stocks (cost $522,538)		518,400

SHORT TERM INVESTMENTS - 11.1%
Investment Company - 1.8%
JNL Money Market Fund, 0.19% (a) (h)	7,130	7,130
Securities Lending Collateral - 9.3%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	36,391	36,391

Total Short Term Investments (cost $43,521)		43,521

Total Investments - 142.9% (cost $566,059)		561,921
Total Securities Sold Short - (34.9%) (proceeds $134,883)		(137,398)
Other Assets and Liabilities, Net - (8.0%)		(31,205)

Total Net Assets - 100.0%		$ 393,318

SECURITIES SOLD SHORT - 34.9%

COMMON STOCKS - 34.9%

CONSUMER DISCRETIONARY - 7.8%
Abercrombie & Fitch Co. - Class A	111	$2,993
American Eagle Outfitters Inc.	119	1,849
AutoZone Inc.	2	1,544
Coach Inc.	35	1,157
Foot Locker Inc.	35	2,250
Interpublic Group of Cos. Inc.	97	2,265
J.C. Penney Co. Inc.	197	1,312
Las Vegas Sands Corp.	13	553
Marriott International Inc. - Class A	12	790
Meredith Corp.	30	1,318
News Corp. - Class A	106	1,416
Omnicom Group Inc.	30	2,296
Target Corp.	44	3,187
Tumi Holdings Inc.	93	1,542
Walt Disney Co.	30	3,201
Wayfair Inc. - Class A	47	2,233
Wynn Resorts Ltd.	8	562

		30,468

CONSUMER STAPLES - 4.0%
Archer-Daniels-Midland Co.	30	1,097
Campbell Soup Co.	49	2,580
Central Garden & Pet Co. - Class A	103	1,407
Clorox Co.	24	3,041
CVS Health Corp.	19	1,842
General Mills Inc.	42	2,438
Hormel Foods Corp.	44	3,509

		15,914

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
ENERGY - 3.0%
Chevron Corp.	24	2,171
Helmerich & Payne Inc.	33	1,750
Murphy Oil Corp.	22	491
Phillips 66	48	3,927
Seadrill Ltd.	250	847
Valero Energy Corp.	37	2,633

		11,819

FINANCIALS - 5.6%
Apartment Investment & Management Co. - Class A	26	1,051
Berkshire Hathaway Inc. - Class B	27	3,542
FactSet Research Systems Inc.	19	3,107
FirstMerit Corp.	95	1,769
HSBC Holdings Plc - ADR	123	4,843
LPL Financial Holdings Inc.	38	1,606
MSCI Inc.	18	1,332
People’s United Financial Inc.	205	3,308
Valley National Bancorp	153	1,505

		22,063

HEALTH CARE - 2.7%
AmerisourceBergen Corp.	17	1,766
athenahealth Inc.	6	935
Edwards Lifesciences Corp.	18	1,452
Hologic Inc.	19	737
Novo-Nordisk A/S - ADR	38	2,195
Regeneron Pharmaceuticals Inc.	2	969
Stryker Corp.	16	1,494
Universal Health Services Inc. - Class B	8	981

		10,529

INDUSTRIALS - 2.5%
ABB Ltd. - ADR	101	1,796
Cintas Corp.	23	2,098
Deere & Co.	10	781
Lockheed Martin Corp.	9	1,858
Northrop Grumman Systems Corp.	10	1,929
Precision Castparts Corp.	6	1,368

		9,830

INFORMATION TECHNOLOGY - 7.3%
Corning Inc.	192	3,509
Electronic Arts Inc.	37	2,556
Flextronics International Ltd.	299	3,351
International Business Machines Corp.	22	3,013
Lam Research Corp.	47	3,739
Motorola Solutions Inc.	28	1,901
Paychex Inc.	58	3,044
SYNNEX Corp.	21	1,874
Total System Services Inc.	68	3,384
Xerox Corp.	213	2,268

		28,639

MATERIALS - 1.0%
Alcoa Inc.	266	2,628
Eastman Chemical Co.	22	1,474

		4,102

UTILITIES - 1.0%
Consolidated Edison Inc.	63	4,034

Total Securities Sold Short - 34.9% (proceeds $134,883)		$ 137,398

	Shares/Par †	Value
JNL/Harris Oakmark Global Equity Fund

COMMON STOCKS - 97.0%

CHINA - 1.9%
Baidu.com - ADR - Class A (c)	9	$ 1,719

FRANCE - 9.9%
BNP Paribas SA	72	4,082
Danone SA	28	1,884
Kering SA	18	3,066

		9,032

GERMANY - 8.0%
Allianz SE	19	3,427
Daimler AG	47	3,891

		7,318

ITALY - 3.6%
CNH Industrial NV (e)	480	3,287

JAPAN - 7.6%
Daiwa Securities Group Inc. (e)	495	3,026
Toyota Motor Corp.	63	3,855

		6,881

NETHERLANDS - 2.9%
Koninklijke Philips Electronics NV	103	2,634

SOUTH KOREA - 3.1%
Samsung Electronics Co. Ltd.	3	2,805

SWEDEN - 1.1%
Atlas Copco AB - Series B	45	1,032

SWITZERLAND - 19.7%
Cie Financiere Richemont SA	39	2,813
Credit Suisse Group AG	194	4,179
Glencore Plc	2,017	2,673
Julius Baer Group Ltd.	69	3,333
Kuehne & Nagel International AG	9	1,193
LafargeHolcim Ltd.	65	3,237
Nestle SA	8	557

		17,985

UNITED KINGDOM - 4.7%
Diageo Plc	84	2,294
Experian Plc	112	1,971

		4,265

UNITED STATES OF AMERICA - 34.5%
Alphabet Inc. - Class A (c)	3	2,614
American International Group Inc.	61	3,758
Anadarko Petroleum Corp.	30	1,455
Aon Plc - Class A	22	2,042
Apple Inc.	10	1,054
Applied Materials Inc.	69	1,284
BlackRock Inc.	4	1,202
Caterpillar Inc.	28	1,933
Charter Communications Inc. - Class A (c) (e)	3	591
Cummins Inc.	20	1,718
General Motors Co.	96	3,248
Intel Corp.	75	2,570
JPMorgan Chase & Co.	38	2,499
Microsoft Corp.	26	1,428
Tiffany & Co.	12	894
Wells Fargo & Co.	59	3,184

		31,474

Total Common Stocks (cost $93,928)		88,432

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
SHORT TERM INVESTMENTS - 6.3%

Investment Company - 2.8%
JNL Money Market Fund, 0.19% (a) (h)	2,560	2,560

Securities Lending Collateral - 3.5%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	3,170	3,170

Total Short Term Investments (cost $5,730)		5,730

Total Investments - 103.3% (cost $99,658)		94,162
Other Assets and Liabilities, Net - (3.3%)		(3,019)

Total Net Assets - 100.0%		$91,143

JNL/Invesco Global Real Estate Fund *

COMMON STOCKS - 98.4%

AUSTRALIA - 5.6%
Goodman Group (e)	3,330	$15,090
Scentre Group	5,455	16,546
Vicinity Centres	13,341	27,064
Westfield Corp.	2,682	18,452
Other Securities		29,396

		106,548

CANADA - 2.2%
Allied Properties REIT	667	15,206
Other Securities		26,896

		42,102

CHINA - 1.1%
Cheung Kong Property Holdings Ltd.	3,299	21,341

FRANCE - 3.6%
Unibail-Rodamco SE	156	39,715
Other Securities		28,615

		68,330

GERMANY - 3.3%
LEG Immobilien AG	329	26,782
Vonovia SE	740	22,873
Other Securities		13,670

		63,325

HONG KONG - 6.5%
Hongkong Land Holdings Ltd.	2,798	19,541
Link REIT	3,047	18,166
Sun Hung Kai Properties Ltd.	3,295	39,605
Swire Properties Ltd.	7,276	20,920
Other Securities		24,949

		123,181

IRELAND - 0.4%
Other Securities		7,576

JAPAN - 11.0%
Japan Hotel REIT Investment Corp.	20	14,731
Japan Real Estate Investment Corp.	5	25,865
Mitsubishi Estate Co. Ltd.	2,652	55,144
Mitsui Fudosan Co. Ltd.	1,975	49,568
Other Securities		63,844

		209,152
MALTA - 0.0%
Other Securities		—

NETHERLANDS - 0.9%
Wereldhave NV	308	17,286

SINGAPORE - 1.7%
Other Securities		32,806

	Shares/Par †	Value
SPAIN - 0.8%
Other Securities		15,733

SWEDEN - 1.6%
Other Securities		29,907

UNITED KINGDOM - 6.3%
Derwent London Plc	300	16,242
Great Portland Estates Plc	2,202	26,837
Land Securities Group Plc	3,016	52,283
Other Securities		25,005

		120,367

UNITED STATES OF AMERICA - 53.4%
American Campus Communities Inc.	586	24,221
AvalonBay Communities Inc.	479	88,236
Boston Properties Inc.	352	44,947
Brixmor Property Group Inc.	1,409	36,382
Care Capital Properties Inc.	562	17,193
Cousins Properties Inc.	2,143	20,212
CyrusOne Inc.	593	22,193
DiamondRock Hospitality Co.	1,628	15,714
Empire State Realty Trust Inc. - Class A	1,163	21,007
Equinix Inc.	62	18,691
Extra Space Storage Inc.	411	36,281
Federal Realty Investment Trust	190	27,748
First Industrial Realty Trust Inc.	701	15,509
General Growth Properties Inc.	1,087	29,580
HCP Inc.	1,481	56,643
Healthcare Realty Trust Inc.	1,080	30,584
Healthcare Trust of America Inc. - Class A (e)	705	19,011
Hilton Worldwide Holdings Inc.	1,139	24,374
Hudson Pacific Properties Inc.	811	22,812
Mid-America Apartment Communities Inc.	278	25,236
ProLogis Inc.	872	37,423
Public Storage	148	36,613
Realty Income Corp. (e)	457	23,575
Retail Opportunity Investments Corp. (e)	1,120	20,043
Simon Property Group Inc.	496	96,362
Vornado Realty Trust	363	36,236
Washington REIT (e)	608	16,453
Weingarten Realty Investors	821	28,402
Other Securities		126,112

		1,017,793

Total Common Stocks (cost $1,847,037)		1,875,447

RIGHTS - 0.0%

SINGAPORE - 0.0%
Other Securities		14

Total Rights (cost $0)		14

SHORT TERM INVESTMENTS - 3.2%

Investment Company - 1.1%
JNL Money Market Fund, 0.19% (a) (h)	21,618	21,618

Securities Lending Collateral - 2.1%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	39,590	39,590

Total Short Term Investments (cost $61,208)		61,208

Total Investments - 101.6% (cost $1,908,245)		1,936,669
Other Assets and Liabilities, Net - (1.6%)		(30,458)

Total Net Assets - 100.0%		$1,906,211

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
JNL/Invesco International Growth Fund

COMMON STOCKS - 94.9%

AUSTRALIA - 4.8%
Amcor Ltd.	2,709	$26,315
Aurizon Holdings Ltd.	4,093	12,993
Brambles Ltd.	1,393	11,663
CSL Ltd.	168	12,805

		63,776

BELGIUM - 1.4%
Anheuser-Busch InBev NV	145	18,020

BRAZIL - 1.7%
BM&F Bovespa SA	5,558	15,300
BRF SA	522	7,305

		22,605

CANADA - 7.2%
Canadian National Railway Co. (e)	197	11,005
Cenovus Energy Inc.	756	9,561
CGI Group Inc. (c)	762	30,507
Fairfax Financial Holdings Ltd.	31	14,519
Great-West Lifeco Inc.	389	9,699
Suncor Energy Inc.	804	20,759

		96,050

CHINA - 3.2%
Baidu.com - ADR - Class A (c)	105	19,806
Great Wall Motor Co. Ltd. - Class H (e)	10,810	12,486
Industrial & Commercial Bank of China Ltd. - Class H	17,311	10,377

		42,669

DENMARK - 2.9%
Carlsberg A/S - Class B	259	22,935
Novo Nordisk A/S - Class B	262	15,159

		38,094

FRANCE - 3.3%
Publicis Groupe SA	386	25,663
Schneider Electric SE	319	18,145

		43,808

GERMANY - 8.3%
Allianz SE	126	22,133
Deutsche Boerse AG	338	29,717
Deutsche Post AG	443	12,385
ProSiebenSat.1 Media SE	415	20,929
SAP SE	322	25,569

		110,733

HONG KONG - 3.3%
CK Hutchison Holdings Ltd.	2,222	29,871
Galaxy Entertainment Group Ltd.	4,529	14,191

		44,062

ISRAEL - 2.8%
Teva Pharmaceutical Industries Ltd. - ADR	571	37,471

JAPAN - 8.0%
Denso Corp.	145	6,919
Fanuc Ltd.	65	11,268
Japan Tobacco Inc.	732	26,867
Keyence Corp.	17	9,595
Komatsu Ltd.	650	10,641
Toyota Motor Corp.	283	17,408
Yahoo! Japan Corp. (e)	5,665	23,029

		105,727

	Shares/Par †	Value
MEXICO - 2.2%
Fomento Economico Mexicano SAB de CV - ADR	106	9,814
Grupo Televisa SAB - GDR	697	18,966

		28,780

NETHERLANDS - 2.5%
Royal Dutch Shell Plc - Class B	745	16,989
Unilever NV - CVA	385	16,770

		33,759

SINGAPORE - 3.7%
Avago Technologies Ltd.	202	29,264
United Overseas Bank Ltd.	1,391	19,172

		48,436

SOUTH KOREA - 1.4%
Samsung Electronics Co. Ltd.	18	18,819

SPAIN - 1.3%
Amadeus IT Holding SA	375	16,540

SWEDEN - 4.4%
Getinge AB - Class B	508	13,317
Investor AB - Class B	593	21,785
Sandvik AB (e)	703	6,124
Telefonaktiebolaget LM Ericsson - Class B	1,825	17,597

		58,823

SWITZERLAND - 8.9%
Cie Financiere Richemont SA	136	9,745
Julius Baer Group Ltd.	390	18,873
Novartis AG	109	9,416
Roche Holding AG	91	25,172
Swatch Group AG (e)	26	8,857
Syngenta AG	58	22,676
UBS Group AG	1,188	23,048

		117,787

TAIWAN - 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,899	25,452

THAILAND - 1.1%
Kasikornbank PCL - NVDR (e)	3,639	15,125

TURKEY - 0.8%
Akbank T.A.S.	4,797	11,000

UNITED KINGDOM - 19.8%
Aberdeen Asset Management Plc (e)	2,422	10,320
British American Tobacco Plc	576	31,973
Compass Group Plc	1,373	23,796
Informa Plc	1,422	12,849
Kingfisher Plc	3,909	18,931
Lloyds Banking Group Plc	14,010	15,075
Next Plc	124	13,332
Reed Elsevier Plc	2,049	36,144
Sky Plc	2,938	48,164
Smith & Nephew Plc	1,118	19,932
WPP Plc	1,440	33,132

		263,648

Total Common Stocks (cost $1,236,927)		1,261,184

SHORT TERM INVESTMENTS - 8.5%

Investment Company - 5.3%
JNL Money Market Fund, 0.19% (a) (h)	70,126	70,126

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Securities Lending Collateral - 3.2%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	43,163	43,163

Total Short Term Investments (cost $113,289)		113,289

Total Investments - 103.4% (cost $1,350,216)		1,374,473
Other Assets and Liabilities, Net - (3.4%)		(45,593)

Total Net Assets - 100.0%		$1,328,880

JNL/Invesco Large Cap Growth Fund

COMMON STOCKS - 96.9%

CONSUMER DISCRETIONARY - 20.5%
Amazon.com Inc. (c)	78	$52,727
Carnival Corp.	517	28,143
DISH Network Corp. - Class A (c)	452	25,824
Harman International Industries Inc.	135	12,727
Lowe’s Cos. Inc.	476	36,223
Netflix Inc. (c)	103	11,823
Priceline Group Inc. (c)	12	14,866
Sony Corp. (e)	508	12,485
Time Warner Cable Inc.	55	10,218
Whirlpool Corp. (e)	88	12,882

		217,918

CONSUMER STAPLES - 6.0%
Altria Group Inc.	138	8,004
Constellation Brands Inc. - Class A	69	9,825
CVS Health Corp.	79	7,690
JM Smucker Co.	33	4,029
Monster Beverage Corp. (c)	55	8,195
Philip Morris International Inc.	225	19,818
Tyson Foods Inc. - Class A (e)	121	6,432

		63,993

ENERGY - 1.1%
Cimarex Energy Co.	21	1,916
Pioneer Natural Resources Co.	76	9,585

		11,501

FINANCIALS - 5.1%
American Tower Corp.	81	7,831
Charles Schwab Corp.	766	25,233
CME Group Inc.	104	9,403
McGraw-Hill Financial Inc.	123	12,098

		54,565

HEALTH CARE - 20.2%
Alexion Pharmaceuticals Inc. (c)	34	6,437
Alkermes Plc (c)	326	25,862
Allergan Plc (c)	64	20,090
Amgen Inc.	89	14,494
Biogen Inc. (c)	37	11,370
Bristol-Myers Squibb Co.	252	17,307
Celgene Corp. (c)	232	27,751
Eli Lilly & Co.	163	13,702
Gilead Sciences Inc.	272	27,557
Medtronic Plc	148	11,381
Thermo Fisher Scientific Inc.	58	8,162
UnitedHealth Group Inc.	155	18,269
Vertex Pharmaceuticals Inc. (c)	94	11,862

		214,244

INDUSTRIALS - 6.6%
Danaher Corp.	100	9,316
FedEx Corp.	50	7,450

	Shares/Par †	Value
Honeywell International Inc.	81	8,420
Raytheon Co.	103	12,787
Republic Services Inc.	252	11,097
Roper Industries Inc.	29	5,528
Southwest Airlines Co.	370	15,924

		70,522

INFORMATION TECHNOLOGY - 34.6%
Activision Blizzard Inc.	146	5,663
Alibaba Group Holding Ltd. - ADR (c) (e)	159	12,908
Alphabet Inc. - Class A (c)	91	70,666
Apple Inc.	482	50,787
Avago Technologies Ltd.	88	12,823
Check Point Software Technologies Ltd. (c) (e)	26	2,089
Cognizant Technology Solutions Corp. - Class A (c)	18	1,056
Electronic Arts Inc. (c)	142	9,781
Facebook Inc. - Class A (c)	563	58,958
First Data Corp. - Class A (c)	558	8,945
LinkedIn Corp. - Class A (c)	53	11,850
MasterCard Inc. - Class A	405	39,384
Microsoft Corp.	57	3,176
NXP Semiconductors NV (c)	276	23,238
Palo Alto Networks Inc. (c)	56	9,785
Salesforce.com Inc. (c)	311	24,417
ServiceNow Inc. (c)	124	10,750
Visa Inc. - Class A	134	10,358

		366,634

MATERIALS - 1.4%
Air Products & Chemicals Inc.	62	8,061
Dow Chemical Co. (e)	31	1,616
Monsanto Co.	55	5,451

		15,128

TELECOMMUNICATION SERVICES - 1.4%
Sprint Corp. - Class A (c) (e)	3,959	14,330

Total Common Stocks (cost $898,624)		1,028,835

SHORT TERM INVESTMENTS - 3.9%

Investment Company - 3.0%
JNL Money Market Fund, 0.19% (a) (h)	31,387	31,387

Securities Lending Collateral - 0.9%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	9,890	9,890

Total Short Term Investments (cost $41,277)		41,277

Total Investments - 100.8% (cost $939,901)		1,070,112
Other Assets and Liabilities, Net - (0.8%)		(8,961)

Total Net Assets - 100.0%		$1,061,151

JNL/Invesco Mid Cap Value Fund

COMMON STOCKS - 96.1%

CONSUMER DISCRETIONARY - 10.7%
Ascena Retail Group Inc. (c)	894	$8,808
Dana Holding Corp.	659	9,094
DeVry Education Group Inc. (e)	445	11,265
Johnson Controls Inc.	409	16,138
Tegna Inc.	474	12,086

		57,391

CONSUMER STAPLES - 3.0%
ConAgra Foods Inc.	386	16,291

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
ENERGY - 5.9%
Amec Foster Wheeler Plc	703	4,441
Amec Foster Wheeler Plc - ADR (e)	160	1,033
Baker Hughes Inc.	226	10,424
Devon Energy Corp.	294	9,420
Williams Cos. Inc.	261	6,700

		32,018

FINANCIALS - 27.3%
American Capital Ltd. (c)	837	11,544
Arthur J Gallagher & Co.	244	9,995
BB&T Corp.	370	13,997
Comerica Inc.	309	12,941
FNF Group	433	15,011
Forest City Enterprises Inc. - Class A (c)	773	16,954
Marsh & McLennan Cos. Inc.	128	7,088
Northern Trust Corp.	131	9,439
Stifel Financial Corp. (c)	281	11,901
Willis Group Holdings Plc	336	16,314
Wintrust Financial Corp.	274	13,304
Zions Bancorp	301	8,209

		146,697

HEALTH CARE - 8.8%
Brookdale Senior Living Inc. (c)	250	4,615
HealthSouth Corp.	418	14,548
PerkinElmer Inc.	249	13,361
Universal Health Services Inc. - Class B	122	14,606

		47,130

INDUSTRIALS - 16.6%
Babcock & Wilcox Enterprises Inc. (c)	307	6,406
BWX Technologies Inc.	239	7,595
Clean Harbors Inc. (c)	245	10,193
Fluor Corp.	207	9,775
Ingersoll-Rand Plc	210	11,616
Masco Corp.	373	10,564
Owens Corning Inc.	299	14,078
Swift Transporation Co. - Class A (c) (e)	317	4,378
Textron Inc.	349	14,662

		89,267

INFORMATION TECHNOLOGY - 11.7%
Ciena Corp. (c)	601	12,440
Citrix Systems Inc. (c)	153	11,577
Diebold Inc.	285	8,577
Keysight Technologies Inc. (c)	394	11,154
NetApp Inc.	327	8,681
Teradata Corp. (c)	391	10,335

		62,764

MATERIALS - 6.8%
Eagle Materials Inc.	173	10,438
Eastman Chemical Co.	209	14,125
WR Grace & Co. (c)	120	11,921

		36,484

TELECOMMUNICATION SERVICES - 2.7%
Level 3 Communications Inc. (c)	265	14,415

UTILITIES - 2.6%
CenterPoint Energy Inc.	230	4,221
Edison International	167	9,905

		14,126

Total Common Stocks (cost $538,893)		516,583

	Shares/Par †	Value
SHORT TERM INVESTMENTS - 7.3%

Investment Company - 4.1%
JNL Money Market Fund, 0.19% (a) (h)	22,412	22,412

Securities Lending Collateral - 3.2%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	17,141	17,141

Total Short Term Investments (cost $39,553)		39,553

Total Investments - 103.4% (cost $578,446)		556,136
Other Assets and Liabilities, Net - (3.4%)		(18,527)

Total Net Assets - 100.0%		$537,609

JNL/Invesco Small Cap Growth Fund *

COMMON STOCKS - 95.7%

CONSUMER DISCRETIONARY - 15.1%
Domino’s Pizza Inc.	102	$11,332
G-III Apparel Group Ltd. (c)	277	12,251
Jack in the Box Inc.	150	11,541
Pool Corp.	159	12,846
Texas Roadhouse Inc.	306	10,950
Vail Resorts Inc. (e)	105	13,491
Visteon Corp. (c)	101	11,563
Other Securities		115,500

		199,474

CONSUMER STAPLES - 1.7%
Lancaster Colony Corp.	122	14,104
Other Securities		8,820

		22,924

ENERGY - 1.8%
Other Securities		24,097

FINANCIALS - 7.6%
Cathay General Bancorp	337	10,552
Home Bancshares Inc.	286	11,587
SVB Financial Group (c)	105	12,438
Other Securities		65,337

		99,914

HEALTH CARE - 25.1%
Anacor Pharmaceuticals Inc. (c) (e)	98	11,043
Chemed Corp.	128	19,183
DexCom Inc. (c)	222	18,208
HealthSouth Corp. (e)	300	10,444
Hill-Rom Holdings Inc.	222	10,683
Nektar Therapeutics (c) (e)	776	13,071
Neurocrine Biosciences Inc. (c)	245	13,874
NuVasive Inc. (c)	200	10,839
PerkinElmer Inc.	208	11,151
Sirona Dental Systems Inc. (c)	110	12,032
VCI Inc. (c) (e)	338	18,586
VWR Corp. (c)	412	11,660
Other Securities		170,711

		331,485

INDUSTRIALS - 13.4%
Acuity Brands Inc.	84	19,578
Knight Transportation Inc.	480	11,641
Pitney Bowes Inc. (e)	514	10,620
WABCO Holdings Inc. (c)	118	12,098
Watsco Inc.	105	12,333
Other Securities		109,983

		176,253

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
INFORMATION TECHNOLOGY - 26.8%
Arris Group Inc. (c)	457	13,963
Atmel Corp.	1,344	11,570
Booz Allen Hamilton Holding Corp. - Class A	435	13,415
Cavium Inc. (c)	167	10,984
CoStar Group Inc. (c)	88	18,177
Cray Inc. (c) (e)	367	11,903
EPAM Systems Inc. (c)	244	19,156
Fair Isaac Corp.	119	11,195
Guidewire Software Inc. (c)	221	13,273
Manhattan Associates Inc. (c)	408	26,976
MicroStrategy Inc. - Class A (c)	70	12,574
Monolithic Power Systems Inc.	218	13,898
Proofpoint Inc. (c) (e)	183	11,919
QLIK Technologies Inc. (c)	358	11,349
SolarWinds Inc. (c)	225	13,250
SYNNEX Corp.	134	12,032
Ultimate Software Group Inc. (c)	74	14,564
Other Securities		113,411

		353,609

MATERIALS - 2.8%
Berry Plastics Group Inc. (c)	292	10,582
Martin Marietta Materials Inc.	81	11,050
PolyOne Corp.	332	10,542
Other Securities		4,383

		36,557

TELECOMMUNICATION SERVICES - 1.4%
SBA Communications Corp. (c)	175	18,359

Total Common Stocks (cost $1,181,846)		1,262,672

SHORT TERM INVESTMENTS - 10.0%

Investment Company - 5.2%
JNL Money Market Fund, 0.19% (a) (h)	68,603	68,603

Securities Lending Collateral - 4.8%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	63,460	63,460

Total Short Term Investments (cost $132,063)		132,063

Total Investments - 105.7% (cost $1,313,909)		1,394,735
Other Assets and Liabilities, Net - (5.7%)		(75,184)

Total Net Assets - 100.0%		$1,319,551

JNL/Ivy Asset Strategy Fund * (b)

COMMON STOCKS - 66.7%

CONSUMER DISCRETIONARY - 11.8%
Chipotle Mexican Grill Inc. (c)	48	$23,225
Comcast Corp. - Class A	480	27,064
Continental AG	148	35,827
Delphi Automotive Plc (e)	361	30,931
Delta Topco Ltd. (f) (p) (q)	59,271	2,333
Home Depot Inc.	427	56,484
L Brands Inc.	395	37,811
McDonald’s Corp.	257	30,374
Media Group Holdings LLC (c) (f) (p) (q) (x)	39,866	34,064

		278,113

CONSUMER STAPLES - 9.3%
Coca-Cola Co.	1,238	53,163
Costco Wholesale Corp.	119	19,251
Kraft Heinz Foods Co.	656	47,701
PepsiCo Inc.	267	26,629

	Shares/Par †	Value
Philip Morris International Inc.	497	43,683
Other Securities		27,962

		218,389

ENERGY - 5.9%
Halliburton Co.	796	27,092
Noble Energy Inc.	605	19,933
Phillips 66	443	36,274
Other Securities		56,156

		139,455

FINANCIALS - 10.8%
AIA Group Ltd.	9,688	57,885
Citigroup Inc.	1,061	54,907
Intesa Sanpaolo SpA	8,450	28,062
JPMorgan Chase & Co.	687	45,356
Wells Fargo & Co.	653	35,475
Other Securities		32,707

		254,392

HEALTH CARE - 11.9%
Alexion Pharmaceuticals Inc. (c)	126	24,034
Allergan Plc (c)	175	54,728
Amgen Inc.	254	41,281
Anthem Inc. (e)	150	20,874
Biogen Inc. (c)	90	27,633
Bristol-Myers Squibb Co.	367	25,253
Medtronic Plc	228	17,569
Pfizer Inc.	1,219	39,343
Shire Plc - ADR	118	24,210
Other Securities		6,938

		281,863

INDUSTRIALS - 3.6%
Fanuc Ltd.	121	20,830
Ingersoll-Rand Plc	423	23,393
Lockheed Martin Corp.	112	24,408
Other Securities		16,261

		84,892

INFORMATION TECHNOLOGY - 13.4%
Adobe Systems Inc. (c)	450	42,254
Alibaba Group Holding Ltd. - ADR (c) (e)	332	26,998
Alliance Data Systems Corp. (c)	108	29,731
Alphabet Inc. - Class A (c)	54	42,013
Cognizant Technology Solutions Corp. - Class A (c)	780	46,831
Intuit Inc.	384	37,085
Microsoft Corp.	1,038	57,597
Visa Inc. - Class A (e)	449	34,804

		317,313

Total Common Stocks (cost $1,580,543)		1,574,417

PURCHASED OPTIONS - 0.3%
Other Securities		7,867

Total Purchased Options (cost $13,670)		7,867

CORPORATE BONDS AND NOTES - 2.9%

CONSUMER DISCRETIONARY - 2.9%
Delta Topco Ltd., 10.00%, 11/24/16 (f) (p) (q) (y)	54,676	54,676
Other Securities		13,251

Total Corporate Bonds and Notes (cost $68,607)		67,927

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
GOVERNMENT AND AGENCY OBLIGATIONS - 5.0%

GOVERNMENT SECURITIES - 5.0%

U.S. Treasury Securities - 5.0%
U.S. Treasury Bond, 2.88%, 08/15/45 (e)	33,337	32,315
U.S. Treasury Note
1.63%, 07/31/20	26,549	26,428
2.00%, 08/15/25 (e)	61,341	59,807

Total Government and Agency Obligations (cost $121,330)		118,550

PRECIOUS METALS - 3.3%
Gold Bullion	73,511	77,971

Total Precious Metals (cost $88,314)		77,971

SHORT TERM INVESTMENTS - 21.5%

Commercial Paper - 8.4%
Air Products & Chemicals Inc., 0.23%, 01/06/16 (r)	$30,000	29,999
Corp. Andina de Fomento, 0.44%, 01/20/16 (r)	20,000	19,995
Exxon Mobil Corp., 0.40%, 01/21/16	20,040	20,035
Harley-Davidson Funding Corp., 0.24%, 01/06/16 (r)	30,000	29,998
Microsoft Corp., 0.19%, 01/06/16 (r)	15,000	15,000
Virginia Electric & Power Co.
0.55%, 01/07/16	8,000	7,999
0.55%, 01/11/16	10,000	9,998
Other Securities		63,996

		197,020

Federal Home Loan Bank - 3.6% (w)
Federal Home Loan Bank
0.34%, 03/14/16	15,000	14,991
0.34%, 03/15/16	25,000	24,985
0.37%, 03/28/16	25,000	24,983
0.44%, 03/30/16	20,000	19,986

		84,945

Investment Companies - 9.0%
JNL Money Market Fund, 0.19% (a) (h)	63,949	63,949
JPMorgan U.S. Treasury Plus Money Market Fund, 0.00% (h)	149,537	149,537

		213,486

Securities Lending Collateral - 0.5%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	10,610	10,610

Total Short Term Investments (cost $506,044)		506,061

Total Investments - 99.7% (cost $2,378,508)		2,352,793
Other Assets and Liabilities, Net - 0.3%		6,395

Total Net Assets - 100.0%		$2,359,188

JNL/JPMorgan MidCap Growth Fund *

COMMON STOCKS - 97.3%

CONSUMER DISCRETIONARY - 21.7%
Dollar General Corp.	464	$33,376
Hilton Worldwide Holdings Inc.	1,294	27,687
L Brands Inc.	236	22,604
Mohawk Industries Inc. (c)	203	38,503
Norwegian Cruise Line Holdings Ltd. (c)	486	28,456
O’Reilly Automotive Inc. (c)	97	24,607
Ross Stores Inc.	396	21,282
Tractor Supply Co.	205	17,536
Ulta Salon Cosmetics & Fragrance Inc. (c)	172	31,838

	Shares/Par †	Value
Other Securities		128,136

		374,025

CONSUMER STAPLES - 2.8%
Monster Beverage Corp. (c)	214	31,848
Sprouts Farmers Market Inc. (c)	627	16,669

		48,517

ENERGY - 1.7%
Concho Resources Inc. (c)	253	23,531
Other Securities		4,816

		28,347

FINANCIALS - 10.3%
Affiliated Managers Group Inc. (c)	138	22,063
CBRE Group Inc. - Class A (c)	1,125	38,909
Lazard Ltd. - Class A	398	17,932
McGraw-Hill Financial Inc.	357	35,154
Signature Bank (c)	156	23,926
Other Securities		39,438

		177,422

HEALTH CARE - 13.9%
Acadia HealthCare Co. Inc. (c)	327	20,406
BioMarin Pharmaceutical Inc. (c)	211	22,125
Envision Healthcare Holdings Inc. (c)	724	18,792
Humana Inc.	139	24,884
Illumina Inc. (c)	121	23,129
Jazz Pharmaceuticals Plc (c)	118	16,558
Sirona Dental Systems Inc. (c)	234	25,661
Other Securities		88,260

		239,815

INDUSTRIALS - 17.8%
Acuity Brands Inc.	184	42,972
AO Smith Corp.	216	16,571
Carlisle Cos. Inc.	274	24,301
Delta Air Lines Inc.	766	38,813
Fortune Brands Home & Security Inc. (e)	447	24,814
HD Supply Holdings Inc. (c)	825	24,784
Lennox International Inc. (e)	202	25,230
Middleby Corp. (c)	159	17,119
Stericycle Inc. (c) (e)	202	24,332
Waste Connections Inc.	471	26,538
Other Securities		40,304

		305,778

INFORMATION TECHNOLOGY - 25.0%
Alliance Data Systems Corp. (c) (e)	88	24,283
Amphenol Corp. - Class A	528	27,588
Arista Networks Inc. (c) (e)	322	25,088
CoStar Group Inc. (c)	102	20,979
Electronic Arts Inc. (c)	493	33,872
Gartner Inc. (c)	241	21,813
Guidewire Software Inc. (c)	299	17,982
Harris Corp.	385	33,456
NXP Semiconductors NV (c)	269	22,655
Palo Alto Networks Inc. (c)	105	18,548
ServiceNow Inc. (c)	272	23,553
Vantiv Inc. - Class A (c)	377	17,892
Workday Inc. - Class A (c)	250	19,888
Other Securities		122,636

		430,233

MATERIALS - 4.1%
Eagle Materials Inc. (e)	276	16,666
Sherwin-Williams Co.	104	26,869

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Other Securities		26,981

		70,516

Total Common Stocks (cost $1,570,925)		1,674,653

SHORT TERM INVESTMENTS - 9.2%

Investment Company - 2.9%
JNL Money Market Fund, 0.19% (a) (h)	50,171	50,171

Securities Lending Collateral - 6.3%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	107,766	107,766

Total Short Term Investments (cost $157,937)		157,937

Total Investments - 106.5% (cost $1,728,862)		1,832,590
Other Assets and Liabilities, Net - (6.5%)		(112,470)

Total Net Assets - 100.0%		$1,720,120

JNL/JPMorgan U.S. Government & Quality Bond Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 5.1%
A10 Securitization LLC, 2.10%, 04/15/34 (r)	$4,148	$4,108
ACE Securities Corp. REMIC, 0.68%, 02/25/31 (i)	39	38
American Homes For Rent REMIC, 3.79%, 10/17/24 (r)	4,905	4,935
BB-UBS Trust REMIC, 2.89%, 06/05/20 (r)	8,000	7,911
BBCMS Trust, 2.47%, 03/10/26 (r)	3,964	3,858
Capital Auto Receivables Asset Trust REMIC, 1.42%, 06/20/17	3,276	3,269
Commercial Mortgage Pass-Through Certificates Interest Only REMIC, 1.83%, 08/15/45 (i)	16,870	1,452
Conseco Financial Corp. REMIC, 7.07%, 01/15/29	1	1
Countrywide Alternative Loan Trust REMIC
0.61%, 07/20/46 (i)	545	396
0.60%, 12/20/46 (i)	969	716
Countrywide Home Equity Loan Trust, 0.62%, 02/15/34 (i)	226	206
Credit Suisse First Boston Mortgage Securities Corp. REMIC, 6.00%, 09/25/34	595	610
CSAIL Commercial Mortgage Trust REMIC, 3.72%, 08/15/48	8,775	8,889
Honda Auto Receivables Owner Trust, 0.70%, 06/15/17	1,719	1,718
IndyMac Seconds Asset Backed Trust REMIC, 0.68%, 06/25/36 (i) (p) (q)	772	174
LB-UBS Commercial Mortgage Trust REMIC, 5.35%, 10/15/16	2,520	2,567
Madison Avenue Trust, 3.55%, 09/10/25 (i) (r)	2,989	3,021
MASTR Adjustable Rate Mortgages Trust REMIC, 2.27%, 02/25/34 (i)	519	506
Morgan Stanley Capital I Trust REMIC, 4.05%, 06/15/21	1,697	1,778
Morgan Stanley Mortgage Loan Trust REMIC, 2.62%, 10/25/34 (i)	297	295
Nomura Asset Acceptance Corp. REMIC, 6.50%, 03/25/34 (r)	2,968	2,791
Progress Residential Trust REMIC
2.74%, 06/15/20 (r)	3,747	3,657
3.07%, 11/12/20 (r)	6,571	6,477
Provident Funding Mortgage Loan Trust REMIC, 2.55%, 10/25/35 (i)	173	169

	Shares/Par †	Value
SACO I Inc. REMIC, 0.68%, 06/25/36 (i) (p) (q)	162	277
Structured Asset Mortgage Investments Inc. REMIC, 0.63%, 08/25/36 (i)	978	744
UBS-BAMLL Trust REMIC, 3.66%, 06/10/22 (r)	4,560	4,594
Vendee Mortgage Trust REMIC, 6.75%, 02/15/31	1,561	1,798
Wells Fargo Mortgage Backed Securities Trust REMIC, 5.50%, 04/25/22	326	332
Wells Fargo Re-REMIC Trust REMIC, 1.75%, 04/20/17 (f) (r)	686	686
Wells Fargo-RBS Commercial Mortgage Trust REMIC, 4.38%, 05/15/21 (r)	4,750	5,088

Total Non-U.S. Government Agency Asset- Backed Securities (cost $74,297)		73,061

CORPORATE BONDS AND NOTES - 3.8%

CONSUMER DISCRETIONARY - 0.3%
Time Warner Inc., 3.60%, 07/15/25 (e)	4,000	3,896

CONSUMER STAPLES - 0.3%
Kimberly-Clark Corp., 2.40%, 03/01/22	700	690
PepsiCo Inc., 3.00%, 08/25/21 (e)	782	806
Procter & Gamble Co., 1.90%, 11/01/19 (e)	1,280	1,289
Walgreens Boots Alliance Inc., 3.80%, 11/18/24 (e)	2,469	2,397

		5,182

ENERGY - 0.5%
Buckeye Partners LP, 4.88%, 02/01/21	1,907	1,855
Enterprise Products Operating LLC, 3.70%, 02/15/26 (e)	1,013	909
Magellan Midstream Partners LP, 3.20%, 03/15/25	1,072	937
Occidental Petroleum Corp., 3.13%, 02/15/22	666	651
Phillips 66, 4.30%, 04/01/22 (e)	912	939
Plains All American Pipeline LP, 2.60%, 12/15/19 (e)	1,713	1,520

		6,811

FINANCIALS - 1.7%
ACE INA Holdings Inc., 3.35%, 05/03/26	1,300	1,296
Bank of America Corp., 5.70%, 01/24/22	1,490	1,681
Bank of New York Mellon Corp., 3.55%, 09/23/21	3,850	4,040
Berkshire Hathaway Inc., 3.40%, 01/31/22	1,619	1,706
Citigroup Inc., 4.50%, 01/14/22 (e)	3,028	3,244
Credit Suisse, 3.00%, 10/29/21	894	891
Goldman Sachs Group Inc., 5.75%, 01/24/22	840	955
HCP Inc., 3.40%, 02/01/25	1,515	1,412
PNC Funding Corp., 2.70%, 09/19/16	1,400	1,414
Toyota Motor Credit Corp., 3.40%, 09/15/21	5,500	5,702
U.S. Bancorp, 3.00%, 03/15/22 (e)	1,715	1,750

		24,091

HEALTH CARE - 0.1%
Actavis Funding SCS, 3.45%, 03/15/22	991	993

INDUSTRIALS - 0.3%
ABB Finance USA Inc., 2.88%, 05/08/22 (e)	571	563
Lockheed Martin Corp., 3.35%, 09/15/21	984	1,009
Penske Truck Leasing Co. LP, 3.38%, 02/01/22 (r)	2,898	2,814
Union Pacific Corp., 1.80%, 02/01/20 (e)	869	855

		5,241

INFORMATION TECHNOLOGY - 0.1%
Intel Corp., 3.30%, 10/01/21	1,279	1,325

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value

MATERIALS - 0.1%
Freeport-McMoRan Copper & Gold Inc., 2.38%, 03/15/18	1,865	1,455

TELECOMMUNICATION SERVICES - 0.1%
Nippon Telegraph & Telephone Corp., 1.40%, 07/18/17	1,067	1,063

UTILITIES - 0.3%
Arizona Public Service Co., 2.20%, 01/15/20	665	659
Exelon Generation Co. LLC, 2.95%, 01/15/20 (e)	1,140	1,136
Florida Power Corp., 3.10%, 08/15/21	1,203	1,229
Virginia Electric & Power Co., 2.95%, 01/15/22 (e)	870	876

		3,900

Total Corporate Bonds and Notes (cost $53,866)		53,957

GOVERNMENT AND AGENCY OBLIGATIONS - 85.9%

GOVERNMENT SECURITIES - 43.0%

Federal Farm Credit Bank - 1.2% (w)
Federal Farm Credit Bank
5.30%, 12/23/24	6,800	8,160
5.75%, 12/07/28	7,000	8,874

		17,034

Federal Home Loan Bank - 1.6% (w)
Federal Home Loan Bank
4.88%, 05/17/17	10,000	10,522
5.25%, 12/11/20	4,500	5,205
5.75%, 06/12/26	5,000	6,308

		22,035

Federal National Mortgage Association - 2.1% (w)
Federal National Mortgage Association 0.00%, 10/09/19 (j)	30,000	27,789
Principal Only, 0.00%, 03/23/28 (j)	4,000	2,634

		30,423

Sovereign - 6.9%
Financing Corp. Fico Principal Strip, 0.00%, 11/30/17 - 04/05/19 (j)	22,800	22,120
Israel Government AID Bond, 0.00%, 09/15/19 - 11/01/21 (j)	30,000	27,251
Province of Saskatchewan Canada, 9.38%, 12/15/20	1,500	1,966
Residual Funding Corp. Principal Strip, 0.00%, 10/15/19 - 01/15/30 (j)	36,010	31,341
Tennessee Valley Authority Generic Strip, 0.00%, 01/15/21 - 07/15/37 (j)	20,487	15,286

		97,964

Treasury Inflation Index Securities - 6.8%
U.S. Treasury Inflation Indexed Note
0.13%, 07/15/24 (n)	20,033	18,995
2.00%, 01/15/26 (n)	6,207	6,884
2.38%, 01/15/27 (n)	2,371	2,735
1.38%, 02/15/44 (n)	67,864	68,785

		97,399

U.S. Treasury Securities - 24.4%
U.S. Treasury Bond
0.00%, 08/15/21 (j)	25,000	22,297
5.25%, 11/15/28 - 02/15/29	30,000	39,236
5.38%, 02/15/31	33,000	44,742
U.S. Treasury Note
2.00%, 04/30/16	25,000	25,129
4.63%, 02/15/17	22,000	22,913
2.75%, 05/31/17	100,000	102,557
4.75%, 08/15/17	17,000	18,029
3.38%, 11/15/19	25,000	26,705

	Shares/Par †	Value
2.63%, 08/15/20 - 11/15/20	45,000	46,767

		348,375

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 42.9%

Federal Home Loan Mortgage Corp. - 16.2%
Federal Home Loan Mortgage Corp.
8.00%, 07/01/20	3	3
6.00%, 11/01/28	72	81
7.00%, 04/01/29 - 08/01/32	87	98
5.00%, 08/01/33 - 12/01/34	1,241	1,381
2.43%, 12/01/35 (i)	1,011	1,075
2.76%, 01/01/37 (i)	155	165
5.50%, 07/01/38	4,345	4,821
4.50%, 10/01/40	1,288	1,389
3.00%, 07/15/42	30,767	30,516
REMIC, 5.00%, 01/15/18 - 08/15/39	29,726	31,916
REMIC, 4.50%, 06/15/18 - 07/15/34	18,500	19,722
REMIC, 4.00%, 07/15/23 - 06/15/36	16,671	17,717
REMIC, 3.28%, 06/25/25 (i)	7,500	7,672
REMIC, 3.01%, 07/25/25	4,067	4,054
REMIC, 5.50%, 01/15/26 - 07/15/40	22,933	24,799
REMIC, 3.50%, 02/15/26 - 01/15/41	51,649	54,156
REMIC, 3.00%, 04/15/31 - 01/15/40	17,223	16,934
REMIC, 2.00%, 03/15/33	7,527	7,390
REMIC, 6.00%, 07/15/37	1,840	2,044
REMIC, 2.50%, 02/15/45	5,143	4,695

		230,628

Federal National Mortgage Association - 21.2%
Federal National Mortgage Association
5.00%, 02/01/19 - 11/01/40	21,525	24,037
10.50%, 08/01/20	1	1
3.27%, 01/01/22	9,057	9,429
4.00%, 02/01/25 - 09/01/45	37,676	40,265
3.18%, 09/01/25	5,412	5,494
6.50%, 03/01/26 - 03/01/36	292	340
7.00%, 05/01/26 - 01/01/30	16	16
8.00%, 11/01/29 - 03/01/31	51	56
6.00%, 02/01/31 - 12/01/36	7,378	8,461
7.50%, 02/01/31	4	4
5.50%, 02/01/35 - 10/01/36	4,497	5,111
REMIC, 5.00%, 05/25/18 - 09/25/39	15,514	16,586
REMIC, 4.00%, 01/25/19 - 07/25/40	66,245	69,946
REMIC, 4.50%, 04/25/23 - 12/25/40	25,717	27,220
REMIC, 2.59%, 12/25/24	8,199	8,134
REMIC, 2.71%, 06/25/25 (i)	5,151	5,073
REMIC, 3.50%, 01/25/32 - 07/25/33	10,347	10,714
REMIC, 5.50%, 12/25/34 - 11/25/35	3,465	3,831
REMIC, 3.00%, 07/25/35 - 11/25/42	53,070	53,233
REMIC, 0.00%, 04/25/36 (j)	1,629	1,507
REMIC, 6.00%, 02/25/37 - 12/25/49	2,671	2,980
REMIC, 10.64%, 02/25/40 (i)	25	30
REMIC, 7.50%, 12/25/41	4,855	5,643
REMIC, 5.75%, 06/25/42	1,273	1,381
REMIC, 4.68%, 06/25/43	3,290	3,508

		303,000

Government National Mortgage Association - 5.5%
Government National Mortgage Association
6.00%, 04/15/29 - 01/15/36	1,267	1,456
REMIC, 4.00%, 09/16/24 - 11/20/38	18,033	19,178
REMIC, 6.50%, 06/16/31	1,064	1,213
REMIC, 5.50%, 03/20/33 - 02/16/38	6,365	7,060
REMIC, 6.00%, 12/16/33	1,999	2,289
REMIC, 3.00%, 04/20/39	5,010	5,166
REMIC, 4.50%, 06/20/39	7,456	8,111
REMIC, 5.00%, 05/20/40	12,727	14,665
REMIC, 0.73%, 07/20/63 (i)	17,125	17,083

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
REMIC, Interest Only, 6.06%, 05/16/38 (i)	2,999	539
REMIC, Interest Only, 5.73%, 07/20/41 (i)	9,677	1,795

		78,555

Total Government and Agency Obligations (cost $1,191,116)		1,225,413

SHORT TERM INVESTMENTS - 5.2%

Investment Company - 4.9%
JNL Money Market Fund, 0.19% (a) (h)	70,015	70,015

Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	4,445	4,445

Total Short Term Investments (cost $74,460)		74,460

Total Investments - 100.0% (cost $1,393,739)		1,426,891
Other Assets and Liabilities, Net - 0.0%		223

Total Net Assets - 100.0%		$1,427,114

JNL/Lazard Emerging Markets Fund *

COMMON STOCKS - 98.6%

ARGENTINA - 0.9%
YPF SA - ADR - Class D	477	$7,495

BRAZIL - 8.3%
AMBEV SA - ADR	2,421	10,799
Banco do Brasil SA	3,223	12,008
BB Seguridade Participacoes SA	1,338	8,228
CCR SA	2,615	8,294
Cielo SA	1,380	11,713
Cielo SA - ADR	327	2,714
Other Securities		15,470

		69,226

CHINA - 20.6%
AAC Technologies Holdings Inc.	1,289	8,385
Baidu.com - ADR - Class A (c)	159	30,129
China Construction Bank Corp. - Class H	42,794	29,192
China Mobile Ltd. - ADR	385	21,678
China Shenhua Energy Co. Ltd. - Class H	4,134	6,455
CNOOC Ltd.	9,267	9,645
NetEase.com - ADR	153	27,660
Other Securities		38,011

		171,155

COLOMBIA - 0.3%
Other Securities		2,311

EGYPT - 1.2%
Commercial International Bank Egypt SAE - GDR	2,233	9,582

HONG KONG - 0.6%
Other Securities		5,375

HUNGARY - 1.2%
OTP Bank Plc	490	10,079

INDIA - 11.1%
Axis Bank Ltd.	2,875	19,390
Bajaj Auto Ltd.	235	8,970
HCL Technologies Ltd.	861	11,108
Hero Honda Motors Ltd.	225	9,116
Punjab National Bank	3,962	6,889
Tata Consultancy Services Ltd.	508	18,659
Other Securities		18,408

		92,540

	Shares/Par †	Value

INDONESIA - 7.0%
Astra International Tbk PT	15,370	6,620
Bank Mandiri Persero Tbk PT	19,952	13,249
Telekomunikasi Indonesia PT - ADR	480	21,324
United Tractors Tbk PT	5,537	6,742
Other Securities		10,553

		58,488

MACAU - 0.6%
Other Securities		4,954

MEXICO - 3.0%
Grupo Mexico SAB de CV - Class B (e)	3,266	6,973
Kimberly-Clark de Mexico SAB de CV - Class A	3,845	8,970
Other Securities		9,141

		25,084

PAKISTAN - 1.6%
Other Securities		13,548

PERU - 0.4%
Other Securities		3,060

PHILIPPINES - 1.3%
Philippine Long Distance Telephone Co. -ADR	249	10,630

POLAND - 0.2%
Other Securities		1,651

RUSSIAN FEDERATION - 8.6%
Gazprom OAO - ADR	2,627	9,769
Lukoil PJSC - ADR	328	10,612
Mobile Telesystems PJSC - ADR	1,168	7,219
Sberbank of Russia - ADR (e)	4,088	23,985
Other Securities		19,627

		71,212

SOUTH AFRICA - 5.4%
Shoprite Holdings Ltd.	858	7,956
Woolworths Holdings Ltd.	1,039	6,723
Other Securities		30,488

		45,167

SOUTH KOREA - 12.4%
Coway Co. Ltd.	101	7,198
Hanwha Life Insurance Co. Ltd.	1,576	9,933
Hyundai Mobis	44	9,299
KB Financial Group Inc.	300	8,450
KT&G Corp.	116	10,343
Samsung Electronics Co. Ltd.	26	27,784
Shinhan Financial Group Co. Ltd.	544	18,257
SK Hynix Inc.	467	12,068

		103,332

TAIWAN - 6.6%
Hon Hai Precision Industry Co. Ltd.	819	2,006
Hon Hai Precision Industry Co. Ltd. - GDR	1,397	7,086
Taiwan Semiconductor Manufacturing Co. Ltd.	2,069	8,926
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,342	30,521
Other Securities		6,505

		55,044

THAILAND - 2.0%
CP ALL PCL	6,010	6,526
Other Securities		10,385

		16,911

TURKEY - 4.6%
Akbank T.A.S.	3,222	7,389
KOC Holding A/S	1,443	5,405

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
KOC Holding A /S - ADR	157	2,953
Turkcell Iletisim Hizmetleri A/S	1,797	6,093
Turkcell Iletisim Hizmetleri A/S - ADR	242	2,056
Turkiye Is Bankasi A/S - Class C	5,448	8,572
Other Securities		5,866

		38,334

UNITED KINGDOM - 0.5%
Other Securities		4,200

UNITED STATES OF AMERICA - 0.2%
Other Securities		1,760

Total Common Stocks (cost $1,050,419)		821,138

SHORT TERM INVESTMENTS - 2.6%

Investment Company - 0.4%
JNL Money Market Fund, 0.19% (a) (h)	3,595	3,595

Securities Lending Collateral - 2.2%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	18,015	18,015

Total Short Term Investments (cost $21,610)		21,610

Total Investments - 101.2% (cost $1,072,029)		842,748
Other Assets and Liabilities, Net - (1.2%)		(9,866)

Total Net Assets - 100.0%		$832,882

JNL/Mellon Capital Emerging Markets Index Fund *

COMMON STOCKS - 94.1%

BRAZIL - 3.5%
AMBEV SA	955	$4,309
Banco Bradesco SA	159	826
Petroleo Brasileiro SA (c)	625	1,353
Other Securities		18,618

		25,106

CHILE - 1.1%
Other Securities		7,779

CHINA - 22.5%
Alibaba Group Holding Ltd. - ADR (c)	102	8,282
Baidu.com - ADR - Class A (c)	28	5,302
Bank of China Ltd. - Class H	16,083	7,136
China Construction Bank Corp. - Class H	17,067	11,642
China Life Insurance Co. Ltd.	627	479
China Life Insurance Co. Ltd. - Class H	1,508	4,842
China Mobile Ltd.	1,245	14,011
China Overseas Land & Investment Ltd.	802	2,793
China Petroleum & Chemical Corp. - Class H	5,170	3,105
CNOOC Ltd.	3,627	3,775
Industrial & Commercial Bank of China Ltd. - Class H	14,944	8,958
PetroChina Co. Ltd. - Class H	4,265	2,792
Ping An Insurance Group Co. of China Ltd. - Class H	1,055	5,818
Tencent Holdings Ltd.	1,048	20,525
Other Securities		61,006

		160,466

COLOMBIA - 0.3%
Other Securities		1,927

CZECH REPUBLIC - 0.2%
Other Securities		1,322

	Shares/Par †	Value

EGYPT - 0.2%
Other Securities		1,350

GREECE - 0.5%
Other Securities		3,451

HONG KONG - 3.6%
Other Securities		25,979

HUNGARY - 0.3%
Other Securities		1,825

INDIA - 8.5%
Housing Development Finance Corp.	303	5,771
Infosys Ltd.	372	6,203
Reliance Industries Ltd.	262	4,019
Sun Pharmaceutical Industries Ltd.	195	2,414
Tata Consultancy Services Ltd.	96	3,521
Other Securities		38,906

		60,834

INDONESIA - 2.5%
Bank Central Asia Tbk PT	2,504	2,399
Other Securities		15,374

		17,773

MALAYSIA - 3.1%
Other Securities		22,444

MEXICO - 3.9%
America Movil SAB de CV - Class L	6,430	4,514
Fomento Economico Mexicano SAB de CV	373	3,480
Grupo Financiero Banorte SAB de CV (e)	506	2,783
Wal-Mart de Mexico SAB de CV	1,062	2,682
Other Securities		14,377

		27,836

PERU - 0.2%
Other Securities		1,520

PHILIPPINES - 1.4%
Other Securities		9,961

POLAND - 1.3%
Other Securities		9,060

QATAR - 1.0%
Other Securities		7,045

ROMANIA - 0.1%
Other Securities		496

RUSSIAN FEDERATION - 3.1%
Gazprom PAO	2,397	4,469
Lukoil OAO	103	3,323
Sberbank of Russia	2,185	3,025
Other Securities		11,397

		22,214

SOUTH AFRICA - 6.6%
MTN Group Ltd.	336	2,894
Naspers Ltd. - Class N (e)	81	11,038
Sasol Ltd.	112	3,024
Steinhoff International Holdings NV	501	2,543
Other Securities		27,216

		46,715

SOUTH KOREA - 14.3%
Amorepacific Corp.	7	2,303
AMOREPACIFIC Group	6	713
Hyundai Mobis	14	2,891
Hyundai Motor Co.	31	3,945
Kia Motors Corp.	53	2,381

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
LG Chem Ltd.	9	2,571
NHN Corp.	6	3,170
Samsung Electronics Co. Ltd.	22	23,898
Shinhan Financial Group Co. Ltd.	87	2,909
SK Hynix Inc.	118	3,049
Other Securities		54,348

		102,178

TAIWAN - 11.7%
Cathay Financial Holding Co. Ltd.	1,654	2,317
Chunghwa Telecom Co. Ltd.	764	2,302
Hon Hai Precision Industry Co. Ltd.	2,922	7,151
Taiwan Semiconductor Manufacturing Co. Ltd.	4,995	21,548
Other Securities		50,379

		83,697

THAILAND - 1.9%
Other Securities		13,796

TURKEY - 1.3%
Other Securities		9,429

UNITED ARAB EMIRATES - 0.9%
Other Securities		6,272

UNITED KINGDOM - 0.1%
Other Securities		378

Total Common Stocks (cost $812,242)		670,853

PREFERRED STOCKS - 3.7%

BRAZIL - 1.8%
Banco Bradesco SA	507	2,470
Itau Unibanco Holding SA	615	4,091
Petroleo Brasileiro SA (c)	771	1,305
Other Securities		5,066

		12,932

CHILE - 0.1%
Other Securities		511

COLOMBIA - 0.1%
Other Securities		926

MEXICO - 0.6%
Grupo Televisa SAB	496	2,717
Other Securities		1,489

		4,206

RUSSIAN FEDERATION - 0.3%
Other Securities		1,677

SOUTH KOREA - 0.8%
Hyundai Motor Co.	8	677
Hyundai Motor Co.	5	423
LG Chem Ltd.	2	360
Samsung Electronics Co. Ltd.	4	3,850
Other Securities		340

		5,650

Total Preferred Stocks (cost $45,848)		25,902

RIGHTS - 0.0%

BRAZIL - 0.0%
Other Securities		13

CHINA - 0.0%
Other Securities		4

	Shares/Par †	Value

SOUTH KOREA - 0.0%
Other Securities		12

Total Rights (cost $0)		29

SHORT TERM INVESTMENTS - 4.0%

Investment Company - 1.9%
JNL Money Market Fund, 0.19% (a) (h)	13,611	13,611

Securities Lending Collateral - 2.0%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	14,495	14,495

Treasury Securities - 0.1%
Other Securities		835

Total Short Term Investments (cost $28,941)		28,941

Total Investments - 101.8% (cost $887,031)		725,725
Other Assets and Liabilities, Net - (1.8%)		(13,058)

Total Net Assets - 100.0%		$712,667

JNL/Mellon Capital European 30 Fund

COMMON STOCKS - 93.0%

BELGIUM - 3.8%
Colruyt SA	347	$17,850

DENMARK - 8.4%
A P Moller - Maersk A/S - Class B	8	10,563
Vestas Wind Systems A/S	410	28,633

		39,196

FRANCE - 22.5%
AXA SA	713	19,482
Compagnie Generale des Etablissements Michelin	180	17,114
Sanofi SA	179	15,259
SCOR SE	534	19,976
Societe Generale SA	387	17,821
Total SA	328	14,712

		104,364

GERMANY - 9.7%
Allianz SE	98	17,339
Bayerische Motoren Werke AG	154	16,243
Volkswagen AG	76	11,689

		45,271

ITALY - 3.7%
Snam Rete Gas SpA	3,329	17,375

NETHERLANDS - 0.9%
Delta Lloyd NV	730	4,301

SPAIN - 2.6%
Mapfre SA (e)	4,773	11,948

SWEDEN - 3.3%
Nordea Bank AB	1,388	15,231

SWITZERLAND - 11.4%
Aryzta AG	208	10,548
Credit Suisse Group AG	643	13,847
Swisscom AG	31	15,344
Zurich Insurance Group AG (c)	51	13,084

		52,823

UNITED KINGDOM - 26.7%
Babcock International Group Plc	984	14,731
Centrica Plc	3,833	12,307

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Fresnillo Plc	1,332	13,853
GlaxoSmithKline Plc	747	15,095
Imperial Tobacco Group Plc	365	19,266
Old Mutual Plc	5,588	14,700
Persimmon Plc	659	19,655
SSE Plc	646	14,512

		124,119

Total Common Stocks (cost $471,013)		432,478

PREFERRED STOCKS - 6.5%

GERMANY - 2.3%
Porsche Automobil Holding SE	203	10,947

SWITZERLAND - 4.2%
Lindt & Spruengli AG	3	19,371

Total Preferred Stocks (cost $33,168)		30,318

INVESTMENT COMPANIES - 0.2%
Vanguard European ETF	21	1,036

Total Investment Companies (cost $1,044)		1,036

SHORT TERM INVESTMENTS - 0.3%

Investment Company - 0.3%
JNL Money Market Fund, 0.19% (a) (h)	1,270	1,270

Securities Lending Collateral - 0.0%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	49	49

Total Short Term Investments (cost $1,319)		1,319

Total Investments - 100.0% (cost $506,544)		465,151
Other Assets and Liabilities, Net - 0.0%		(25)

Total Net Assets - 100.0%		$465,126

JNL/Mellon Capital Pacific Rim 30 Fund

COMMON STOCKS - 97.6%

AUSTRALIA - 13.7%
AGL Energy Ltd. (e)	675	$8,827
Asciano Group	1,518	9,654
Computershare Ltd.	775	6,518
QBE Insurance Group Ltd. (e)	818	7,439

		32,438

CHINA - 1.2%
Cheung Kong Property Holdings Ltd.	443	2,867

HONG KONG - 14.6%
BOC Hong Kong Holdings Ltd.	2,245	6,830
Cheung Kong Infrastructure Holdings Ltd. (e)	1,016	9,387
CK Hutchison Holdings Ltd.	443	5,955
CLP Holdings Ltd.	875	7,412
First Pacific Co. Ltd.	7,456	4,939

		34,523

JAPAN - 52.8%
Daihatsu Motor Co. Ltd. (e)	560	7,550
ITOCHU Corp.	697	8,248
Itochu Techno-Solutions Corp.	417	8,316
Marubeni Corp. (e)	1,236	6,355
Mitsubishi Corp. (e)	407	6,770
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,588	8,174
Mitsui & Co. Ltd.	555	6,591
Mizuho Financial Group Inc.	4,433	8,867
NHK Spring Co. Ltd. (e)	848	8,501

	Shares/Par †	Value
Nippon Telegraph & Telephone Corp.	292	11,629
Nitori Co. Ltd.	137	11,497
Resona Holdings Inc.	1,429	6,939
Shimamura Co. Ltd. (e)	86	10,106
Shinsei Bank Ltd. (e)	4,223	7,772
Sumitomo Mitsui Financial Group Inc.	207	7,805

		125,120

NEW ZEALAND - 2.4%
Fletcher Building Ltd.	1,142	5,725

SINGAPORE - 12.9%
Jardine Cycle & Carriage Ltd.	244	5,960
Oversea-Chinese Banking Corp. Ltd. (e)	961	5,944
Singapore Telecommunications Ltd.	2,565	6,613
United Overseas Bank Ltd.	415	5,726
Wilmar International Ltd. (e)	3,081	6,357

		30,600

Total Common Stocks (cost $236,855)		231,273

INVESTMENT COMPANIES - 2.2%
Vanguard MSCI Pacific ETF	91	5,148

Total Investment Companies (cost $5,199)		5,148

SHORT TERM INVESTMENTS - 19.3%

Investment Company - 0.1%
JNL Money Market Fund, 0.19% (a) (h)	297	297
Securities Lending Collateral - 19.2%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	45,618	45,618

Total Short Term Investments (cost $45,915)		45,915

Total Investments - 119.1% (cost $287,969)		282,336
Other Assets and Liabilities, Net - (19.1%)		(45,358)

Total Net Assets - 100.0%		$236,978

JNL/Mellon Capital S&P 500 Index Fund *

COMMON STOCKS - 99.3%

CONSUMER DISCRETIONARY - 12.8%
Amazon.com Inc. (c)	115	$77,571
Comcast Corp. - Class A	730	41,204
Home Depot Inc.	379	50,126
McDonald’s Corp.	275	32,463
Nike Inc. - Class B	403	25,169
Starbucks Corp.	441	26,456
Walt Disney Co.	455	47,808
Other Securities		389,795

		690,592

CONSUMER STAPLES - 10.0%
Altria Group Inc.	583	33,933
Coca-Cola Co.	1,169	50,218
Coca-Cola Enterprises Inc.	62	3,060
CVS Health Corp.	331	32,355
PepsiCo Inc.	435	43,512
Philip Morris International Inc.	463	40,669
Procter & Gamble Co.	812	64,495
Wal-Mart Stores Inc.	468	28,680
Other Securities		240,067

		536,989

ENERGY - 6.4%
Chevron Corp.	562	50,552
Exxon Mobil Corp. (e)	1,243	96,927

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Schlumberger Ltd.	376	26,254
Other Securities		172,358

		346,091

FINANCIALS - 16.4%
Bank of America Corp.	3,112	52,381
Bank of New York Mellon Corp. (a)	329	13,544
Berkshire Hathaway Inc. - Class B (c)	559	73,864
Citigroup Inc.	894	46,247
JPMorgan Chase & Co.	1,100	72,610
Wells Fargo & Co.	1,388	75,478
Other Securities		549,700

		883,824

HEALTH CARE - 15.0%
AbbVie Inc.	492	29,132
Allergan Plc (c)	118	36,765
Amgen Inc.	225	36,584
Bristol-Myers Squibb Co.	498	34,266
Celgene Corp. (c)	235	28,158
Eli Lilly & Co.	290	24,399
Gilead Sciences Inc.	431	43,614
Johnson & Johnson	826	84,881
Medtronic Plc	420	32,298
Merck & Co. Inc.	837	44,227
Pfizer Inc.	1,843	59,489
UnitedHealth Group Inc.	285	33,477
Other Securities		321,577

		808,867

INDUSTRIALS - 10.0%
3M Co.	184	27,732
Boeing Co.	188	27,236
General Electric Co.	2,818	87,788
Other Securities		395,461

		538,217

INFORMATION TECHNOLOGY - 20.5%
Alphabet Inc. - Class A (c)	87	67,657
Alphabet Inc. - Class C (c)	89	67,305
Apple Inc.	1,668	175,578
Cisco Systems Inc.	1,516	41,166
Facebook Inc. - Class A (c)	678	70,915
Intel Corp.	1,406	48,453
International Business Machines Corp.	268	36,829
MasterCard Inc. - Class A	296	28,797
Microsoft Corp.	2,386	132,362
Oracle Corp.	957	34,967
Visa Inc. - Class A (e)	579	44,899
Other Securities		357,531

		1,106,459

MATERIALS - 2.8%
Other Securities		147,888

TELECOMMUNICATION SERVICES - 2.4%
AT&T Inc.	1,837	63,204
Verizon Communications Inc.	1,215	56,165
Other Securities		10,581

		129,950

UTILITIES - 3.0%
Other Securities		159,179

Total Common Stocks (cost $4,278,388)		5,348,056

SHORT TERM INVESTMENTS - 2.8%

Investment Company - 0.6%
JNL Money Market Fund, 0.19% (a) (h)	32,996	32,996

	Shares/Par †	Value

Securities Lending Collateral - 2.2%
Repurchase Agreement with MLP, 0.44% (Collateralized by various publicly traded domestic equities with a value of $126,500) acquired on 11/27/15, due 02/26/16 at $115,128 (q)	$115,000	115,000
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	3,172	3,172

		118,172

Treasury Securities - 0.0%
Other Securities		1,800

Total Short Term Investments (cost $152,967)		152,968

Total Investments - 102.1% (cost $4,431,355)		5,501,024
Other Assets and Liabilities, Net - (2.1%)		(112,162)

Total Net Assets - 100.0%		$5,388,862

JNL/Mellon Capital S&P 400 MidCap Index Fund *

COMMON STOCKS - 98.2%

CONSUMER DISCRETIONARY - 12.6%
Foot Locker Inc.	195	$12,680
Jarden Corp. (c)	294	16,767
LKQ Corp. (c)	431	12,760
Other Securities		226,725

		268,932

CONSUMER STAPLES - 3.5%
Ingredion Inc.	101	9,714
WhiteWave Foods Co. - Class A (c)	248	9,651
Other Securities		54,762

		74,127

ENERGY - 2.9%
HollyFrontier Corp.	260	10,370
Other Securities		51,720

		62,090

FINANCIALS - 26.6%
Alexandria Real Estate Equities Inc.	102	9,229
Alleghany Corp. (c)	22	10,573
Arthur J Gallagher & Co.	250	10,255
Camden Property Trust	123	9,448
Duke Realty Corp.	489	10,278
Everest Re Group Ltd. (e)	61	11,205
Extra Space Storage Inc.	174	15,387
FactSet Research Systems Inc.	58	9,471
Federal Realty Investment Trust	98	14,380
Jones Lang LaSalle Inc.	64	10,164
Mid-America Apartment Communities Inc. (e)	107	9,701
MSCI Inc. - Class A	130	9,410
New York Community Bancorp Inc. (e)	684	11,169
Raymond James Financial Inc.	181	10,518
Regency Centers Corp.	134	9,105
SEI Investments Co.	196	10,264
Signature Bank (c)	71	10,951
UDR Inc.	371	13,956
Other Securities		370,652

		566,116

HEALTH CARE - 9.7%
Centene Corp. (c)	168	11,086
Cooper Cos. Inc.	69	9,234
Hologic Inc. (c)	349	13,501

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Idexx Laboratories Inc. (c) (e)	130	9,474
MEDNAX Inc. (c)	132	9,494
Mettler-Toledo International Inc. (c) (e)	39	13,256
ResMed Inc. (e)	200	10,714
Steris Plc (e)	120	9,030
United Therapeutics Corp. (c)	64	10,067
Other Securities		109,957

		205,813

INDUSTRIALS - 14.9%
Acuity Brands Inc.	62	14,512
Alaska Air Group Inc. (e)	180	14,476
Fortune Brands Home & Security Inc.	226	12,530
JetBlue Airways Corp. (c)	447	10,116
Towers Watson & Co. - Class A	98	12,608
Wabtec Corp.	137	9,728
Waste Connections Inc.	174	9,782
Other Securities		232,631

		316,383

INFORMATION TECHNOLOGY - 16.4%
Ansys Inc. (c)	127	11,762
Broadridge Financial Solutions Inc.	167	8,971
CDK Global Inc.	227	10,773
Gartner Inc. - Class A (c)	118	10,671
Global Payments Inc.	184	11,860
Jack Henry & Associates Inc.	114	8,924
Synopsys Inc. (c)	220	10,024
Other Securities		275,593

		348,578

MATERIALS - 6.4%
Ashland Inc.	90	9,240
Other Securities		125,953

		135,193

TELECOMMUNICATION SERVICES - 0.2%
Other Securities		3,529

UTILITIES - 5.0%
Alliant Energy Corp. (e)	160	9,998
Atmos Energy Corp.	143	9,032
Other Securities		86,573

		105,603

Total Common Stocks (cost $1,867,413)		2,086,364

SHORT TERM INVESTMENTS - 6.7%

Investment Company - 1.6%
JNL Money Market Fund, 0.19% (a) (h)	33,612	33,612

Securities Lending Collateral - 5.0%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	106,388	106,388

Treasury Securities - 0.1%
Other Securities		1,860

Total Short Term Investments (cost $141,860)		141,860

Total Investments - 104.9% (cost $2,009,273)		2,228,224
Other Assets and Liabilities, Net - (4.9%)		(104,034)

Total Net Assets - 100.0%		$2,124,190

	Shares/Par †	Value
JNL/Mellon Capital Small Cap Index Fund *

COMMON STOCKS - 99.1%

CONSUMER DISCRETIONARY - 13.9%
Helen of Troy Ltd. (c)	78	$7,310
Lithia Motors Inc. - Class A	65	6,963
Pool Corp. (e)	118	9,533
Texas Roadhouse Inc. - Class A	174	6,207
Other Securities		210,247

		240,260

CONSUMER STAPLES - 2.8%
Other Securities		48,396

ENERGY - 2.4%
Other Securities		42,425

FINANCIALS - 24.1%
Acadia Realty Trust	189	6,278
EPR Properties	164	9,574
FNB Corp. (e)	482	6,433
Healthcare Realty Trust Inc. (e)	276	7,821
Home Bancshares Inc.	167	6,775
Interactive Brokers Group Inc.	158	6,885
Kite Realty Group Trust	229	5,946
MB Financial Inc.	192	6,229
Medical Properties Trust Inc.	653	7,517
PrivateBancorp Inc.	217	8,885
ProAssurance Corp.	148	7,163
RLI Corp.	103	6,391
Texas Capital Bancshares Inc. (c)	126	6,230
United Bankshares Inc. (e)	178	6,581
Wintrust Financial Corp.	133	6,438
Other Securities		313,532

		418,678

HEALTH CARE - 13.5%
Abiomed Inc. (c)	106	9,603
Cantel Medical Corp.	98	6,108
Chemed Corp. (e)	47	6,971
Impax Laboratories Inc. (c)	184	7,875
Medicines Co. (c) (e)	190	7,104
Medidata Solutions Inc. (c)	152	7,498
Nektar Therapeutics (c) (e)	367	6,178
NuVasive Inc. (c)	135	7,284
Prestige Brands Holdings Inc. (c)	145	7,465
Other Securities		167,451

		233,537

INDUSTRIALS - 16.7%
Allegiant Travel Co.	36	6,115
Curtiss-Wright Corp.	126	8,662
Dycom Industries Inc. (c) (e)	90	6,286
EMCOR Group Inc.	173	8,294
EnerSys Inc.	123	6,862
Healthcare Services Group Inc. (e)	198	6,896
Other Securities		247,294

		290,409

INFORMATION TECHNOLOGY - 16.4%
Blackbaud Inc.	127	8,376
CACI International Inc. - Class A (c)	67	6,176
Electronics for Imaging Inc. (c)	130	6,085
Heartland Payment Systems Inc.	101	9,581
Littelfuse Inc.	62	6,667
Microsemi Corp. (c)	262	8,552
Monolithic Power Systems Inc.	100	6,386
Take-Two Interactive Software Inc. (c) (e)	235	8,181
ViaSat Inc. (c) (e)	122	7,457

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Other Securities		217,649

		285,110

MATERIALS - 4.3%
Other Securities		74,828

TELECOMMUNICATION SERVICES - 0.9%
Other Securities		15,545

UTILITIES - 4.1%
Allete Inc.	125	6,370
Avista Corp.	171	6,064
Laclede Group Inc.	119	7,080
New Jersey Resources Corp.	235	7,753
NorthWestern Corp.	132	7,171
Piedmont Natural Gas Co. Inc.	218	12,409
Southwest Gas Corp.	129	7,141
Other Securities		16,856

		70,844

Total Common Stocks (cost $1,591,341)		1,720,032

RIGHTS - 0.0%
Other Securities		—

Total Rights (cost $0)		—

WARRANTS - 0.0%
Other Securities		—

Total Warrants (cost $0)		—

OTHER EQUITY INTERESTS - 0.0%
Other Securities		—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 8.8%

Investment Company - 0.5%
JNL Money Market Fund, 0.19% (a) (h)	7,827	7,827
Securities Lending Collateral - 8.3%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	143,790	143,790
Treasury Securities - 0.0%
Other Securities		800

Total Short Term Investments (cost $152,417)		152,417

Total Investments - 107.9% (cost $1,743,758)		1,872,449
Other Assets and Liabilities, Net - (7.9%)		(137,218)

Total Net Assets - 100.0%		$1,735,231

JNL/Mellon Capital International Index Fund *

COMMON STOCKS - 98.1%

AUSTRALIA - 6.8%
Australia & New Zealand Banking Group Ltd. (e)	541	$10,910
BHP Billiton Ltd.	601	7,736
Commonwealth Bank of Australia	319	19,707
National Australia Bank Ltd.	489	10,678
Rio Tinto Ltd.	78	2,521
Westpac Banking Corp.	624	15,125
Other Securities		90,357

		157,034

AUSTRIA - 0.2%
Other Securities		4,052

	Shares/Par †	Value

BELGIUM - 1.4%
Anheuser-Busch InBev NV	151	18,781
Other Securities		14,394

		33,175

CHINA - 0.1%
Other Securities		3,237

DENMARK - 1.9%
Novo Nordisk A/S - Class B	368	21,289
Other Securities		22,359

		43,648

FINLAND - 0.9%
Other Securities		20,548

FRANCE - 9.2%
AXA SA	368	10,053
BNP Paribas SA	199	11,265
Sanofi SA	222	18,889
Total SA	408	18,281
Other Securities		155,776

		214,264

GERMANY - 8.4%
Allianz SE	86	15,129
BASF SE	173	13,144
Bayer AG	155	19,380
Daimler AG	181	15,107
Deutsche Telekom AG	606	10,889
SAP SE	185	14,648
Siemens AG	149	14,406
Other Securities		93,182

		195,885

HONG KONG - 2.8%
AIA Group Ltd.	2,263	13,522
Other Securities		52,357

		65,879

IRELAND - 0.4%
Other Securities		8,774

ISRAEL - 0.8%
Teva Pharmaceutical Industries Ltd.	171	11,156
Other Securities		6,287

		17,443

ITALY - 2.1%
Other Securities		49,789

JAPAN - 23.0%
Chuo Mitsui Trust Holdings Inc.	619	2,344
Honda Motor Co. Ltd.	307	9,799
Mitsubishi UFJ Financial Group Inc.	2,395	14,833
Sanrio Co. Ltd. (e)	10	237
SoftBank Group Corp.	181	9,120
Sumitomo Mitsui Financial Group Inc.	240	9,039
Toyota Motor Corp.	513	31,571
Other Securities		458,394

		535,337

JERSEY - 0.0%
Other Securities		1,101

LUXEMBOURG - 0.1%
Other Securities		3,171

MACAU - 0.1%
Other Securities		1,801

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
MALTA - 0.0%
Other Securities		—

NETHERLANDS - 4.4%
ING Groep NV - CVA	728	9,848
Royal Dutch Shell Plc - Class A	735	16,646
Royal Dutch Shell Plc - Class B	458	10,445
Unilever NV - CVA	306	13,339
Other Securities		51,919

		102,197

NEW ZEALAND - 0.2%
Other Securities		3,528

NORWAY - 0.5%
Other Securities		12,641

PORTUGAL - 0.2%
Other Securities		3,464

SINGAPORE - 1.2%
Other Securities		28,638

SPAIN - 3.1%
Banco de Sabadell SA (e)	943	1,670
Banco Santander SA	2,694	13,254
Telefonica SA	848	9,403
Other Securities		47,686

		72,013

SWEDEN - 2.8%
Other Securities		64,665

SWITZERLAND - 9.4%
Nestle SA	598	44,360
Novartis AG	427	36,692
Roche Holding AG	132	36,498
UBS Group AG	687	13,327
Other Securities		87,589

		218,466

UNITED KINGDOM - 18.1%
AstraZeneca Plc	237	16,017
Barclays Plc	3,134	10,087
BG Group Plc	642	9,303
BHP Billiton Plc	396	4,420
BP Plc	3,430	17,825
British American Tobacco Plc	350	19,416
BT Group Plc	1,572	10,914
Diageo Plc	472	12,894
GlaxoSmithKline Plc	913	18,436
HSBC Holdings Plc	3,667	28,946
Imperial Tobacco Group Plc	180	9,499
Lloyds Banking Group Plc	10,721	11,536
National Grid Plc	703	9,701
Prudential Plc (a)	483	10,879
Reckitt Benckiser Group Plc	120	11,118
Rio Tinto Plc	234	6,825
SABMiller Plc	182	10,906
Unilever Plc	241	10,342
Vodafone Group Plc	4,981	16,152
Other Securities		174,284

		419,500

UNITED STATES OF AMERICA - 0.0%
Other Securities		193

Total Common Stocks (cost $2,183,098)		2,280,443

	Shares/Par †	Value
PREFERRED STOCKS - 0.7%

GERMANY - 0.5%
Other Securities		11,840

ITALY - 0.1%
Other Securities		1,674

SWITZERLAND - 0.1%
Other Securities		2,526

Total Preferred Stocks (cost $14,707)		16,040

RIGHTS - 0.0%

ITALY - 0.0%
Other Securities		—

SINGAPORE - 0.0%
Other Securities		1

SPAIN - 0.0%
Other Securities		98

Total Rights (cost $99)		99

OTHER EQUITY INTERESTS - 0.0%

AUSTRIA - 0.0%
Other Securities		—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 4.0%

Investment Company - 0.8%
JNL Money Market Fund, 0.19% (a) (h)	19,024	19,024

Securities Lending Collateral - 3.1%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	72,202	72,202

Treasury Securities - 0.1%
Other Securities		1,934

Total Short Term Investments (cost $93,160)		93,160

Total Investments - 102.8% (cost $2,291,064)		2,389,742
Other Assets and Liabilities, Net - (2.8%)		(65,920)

Total Net Assets - 100.0%		$2,323,822

JNL/Mellon Capital Bond Index Fund *

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 2.1%
Citibank Credit Card Issuance Trust
5.30%, 03/15/16	$900	$908
1.73%, 04/09/18	1,000	1,002
2.88%, 01/21/21	300	306
COMM Mortgage Trust REMIC
2.84%, 03/10/19	400	407
4.26%, 09/10/23	650	695
Commercial Mortgage Pass-Through Certificates REMIC
3.15%, 01/10/19	145	148
5.54%, 01/15/49 (i)	500	511
Commercial Mortgage Trust REMIC
3.08% - 3.97%, 04/10/24 - 12/10/24	1,900	1,912
3.18%, 01/10/25	1,000	980
Credit Suisse Mortgage Capital Certificates REMIC, 5.38%, 02/15/40	194	198
Ford Credit Auto Lease Trust, 0.89%, 09/15/17	1,000	998

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
GS Mortgage Securities Trust REMIC, 3.48%, 11/10/21	750	775
JPMBB Commercial Mortgage Securities Trust, 4.13%, 04/15/19 - 09/15/23	1,106	1,131
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.42%, 02/15/17	226	231
5.69%, 04/12/17 (i)	193	199
LB-UBS Commercial Mortgage Trust REMIC
5.42%, 01/15/17	313	320
5.66%, 03/15/39 (i)	3	3
5.87%, 09/15/45 (i)	737	773
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC, 5.17%, 11/12/16	163	166
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
3.09%, 08/15/18	500	511
2.86% - 3.74%, 09/15/22 - 07/15/24	750	764
Morgan Stanley Capital I Trust REMIC, 5.33%, 11/12/41	214	215
Wells Fargo-RBS Commercial Mortgage Trust REMIC
2.03% - 2.92%, 02/16/18 - 11/15/18	1,000	1,009
2.87% - 3.68%, 10/17/22 - 07/15/24	860	868
Other Securities		7,276

Total Non-U.S. Government Agency Asset- Backed Securities (cost $22,359)		22,306

CORPORATE BONDS AND NOTES - 25.0%

CONSUMER DISCRETIONARY - 2.0%
Target Corp.
2.30%, 06/26/19	200	202
6.50%, 10/15/37	500	645
Other Securities		20,511

		21,358

CONSUMER STAPLES - 1.8%
Anheuser-Busch Cos. Inc., 6.45%, 09/01/37	500	592
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	200	199
2.50% - 4.38%, 02/15/21 - 07/15/22	500	506
Diageo Capital Plc
1.13%, 04/29/18	750	738
4.83%, 07/15/20	100	109
HJ Heinz Finance Co., 6.75%, 03/15/32	500	578
Pepsi Bottling Group Inc., 7.00%, 03/01/29	575	766
Procter & Gamble Co.
2.30%, 02/06/22	500	500
6.45%, 01/15/26	500	631
5.55%, 03/05/37	100	121
Other Securities		14,232

		18,972

ENERGY - 2.8%
ConocoPhillips Co.
6.65%, 07/15/18	75	83
6.00%, 01/15/20	650	724
ConocoPhillips Holding Co., 6.95%, 04/15/29	200	229
Devon Energy Corp., 4.00%, 07/15/21	750	687
National Oilwell Varco Inc., 2.60%, 12/01/22	750	656
Noble Energy Inc., 3.90%, 11/15/24	750	668
Petroleos Mexicanos
6.00%, 03/05/20	500	519
5.50%, 01/21/21	700	706
5.50% - 5.63%, 06/27/44 - 01/23/46 (r)	600	456
5.50%, 06/27/44	250	188

	Shares/Par †	Value
Total Capital International SA
1.00%, 01/10/17	145	145
2.10%, 06/19/19	750	745
Other Securities		23,936

		29,742

FINANCIALS - 8.5%
Anheuser-Busch InBev Finance Inc., 1.25%, 01/17/18	300	297
Bank of America Corp.
1.70% - 5.65%, 08/25/17 - 05/01/18	950	987
2.25% - 5.49%, 01/15/19 - 01/22/25	1,570	1,621
4.20%, 08/26/24	750	751
4.88%, 04/01/44	500	516
Bank of America NA, 6.00%, 10/15/36	250	297
Credit Suisse, 3.63%, 09/09/24	500	504
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20 (r)	1,000	991
4.88%, 05/15/45 (r)	250	247
General Electric Capital Corp.
1.25%, 05/15/17	500	500
5.50%, 01/08/20	700	785
2.20%, 01/09/20	250	251
4.38%, 09/16/20	550	597
3.45%, 05/15/24 (e)	350	362
6.88%, 01/10/39	600	818
6.37%, 11/15/67 (i)	300	313
Goldman Sachs Group Inc.
5.95% - 6.25%, 09/01/17 - 04/01/18	1,100	1,184
2.55% - 5.38%, 10/23/19 - 10/21/25	1,975	2,062
6.75%, 10/01/37	650	759
4.75%, 10/21/45	480	477
HSBC Finance Corp., 6.68%, 01/15/21	300	344
HSBC Holdings Plc
5.10%, 04/05/21 (e)	250	278
4.25%, 03/14/24	150	151
7.63%, 05/17/32	650	824
6.10%, 01/14/42	300	380
HSBC USA Inc., 1.50%, 11/13/17	250	249
JPMorgan Chase & Co.
1.35%, 02/15/17	500	499
6.00%, 01/15/18	750	810
1.70%, 03/01/18	750	746
3.13% - 6.30%, 04/23/19 - 01/23/25	1,555	1,611
4.40%, 07/22/20	600	641
5.60%, 07/15/41	500	577
JPMorgan Chase Bank NA, 6.00%, 10/01/17	500	535
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	550	607
MetLife Inc.
7.72%, 02/15/19	500	581
3.60%, 04/10/24	250	257
5.70% - 6.40%, 06/15/35 - 02/06/41	500	577
Mid-America Apartments LP, 4.30%, 10/15/23	200	205
Morgan Stanley
2.13% - 6.63%, 04/01/18 - 04/25/18	1,000	1,049
2.80%, 06/16/20 (e)	200	201
3.70% - 5.75%, 01/25/21 - 10/23/24	800	856
4.00%, 07/23/25	750	773
6.25% - 6.38%, 08/09/26 - 07/24/42	500	605
4.35%, 09/08/26	650	653
PNC Financial Services Group Inc., 2.60%, 07/21/20	650	650
Wells Fargo & Co.
1.50%, 01/16/18	500	498
2.55% - 4.60%, 12/07/20 - 02/19/25	1,640	1,693
4.10% - 5.38%, 06/03/26 - 11/17/45	700	740
5.61%, 01/15/44	750	833

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Other Securities		56,469

		89,211

HEALTH CARE - 2.6%
Becton Dickinson and Co.
1.80%, 12/15/17	350	349
3.25%, 11/12/20	850	862
Gilead Sciences Inc.
2.55% - 4.40%, 09/01/20 - 12/01/21	440	456
3.65%, 03/01/26	750	757
4.80%, 04/01/44	400	401
UnitedHealth Group Inc.
1.40%, 10/15/17	750	749
6.00%, 02/15/18	150	163
3.75% - 4.70%, 02/15/21 - 07/15/25	540	582
4.75% - 5.80%, 03/15/36 - 07/15/45	260	293
Other Securities		22,251

		26,863

INDUSTRIALS - 1.6%
Deere & Co., 3.90%, 06/09/42	750	716
General Electric Co., 2.70%, 10/09/22	250	249
United Technologies Corp.
1.80%, 06/01/17	300	302
6.70%, 08/01/28	50	63
5.70%, 04/15/40	500	586
Other Securities		14,354

		16,270

INFORMATION TECHNOLOGY - 1.9%
Apple Inc.
0.90% - 1.05%, 05/05/17 - 05/12/17	450	449
2.85% - 3.45%, 05/06/21 - 05/06/24	700	721
2.40%, 05/03/23	650	634
4.38%, 05/13/45	400	404
International Business Machines Corp.
5.70%, 09/14/17	600	644
1.13%, 02/06/18	350	348
1.63% - 7.00%, 05/15/20 - 10/30/25	500	550
4.00%, 06/20/42 (e)	200	187
Microsoft Corp.
3.00%, 10/01/20	600	627
2.38% - 3.13%, 02/12/22 - 11/03/25	580	579
4.20% - 5.30%, 11/03/35 - 11/03/55	647	689
Other Securities		14,210

		20,042

MATERIALS - 0.9%
LYB International Finance BV, 5.25%, 07/15/43	750	720
Other Securities		9,050

		9,770

TELECOMMUNICATION SERVICES - 1.2%
AT&T Inc.
2.30%, 03/11/19 (e)	500	500
2.45% - 3.40%, 06/30/20 - 05/15/25	500	486
4.35% - 6.50%, 05/15/35 - 05/15/46	1,300	1,263
Pacific Bell Telephone Co., 7.13%, 03/15/26	500	608
Telefonica Europe BV, 8.25%, 09/15/30	500	654
Verizon Communications Inc.
1.35%, 06/09/17	500	499
3.45% - 5.15%, 09/15/20 - 09/15/23	850	894
2.45%, 11/01/22 (e)	500	474
4.67% - 6.90%, 09/15/33 - 03/15/55	1,450	1,467
6.00%, 04/01/41	600	648
6.55%, 09/15/43	600	712
Other Securities		3,964

		12,169

	Shares/Par †	Value
UTILITIES - 1.7%
MidAmerican Energy Co.
3.50%, 10/15/24	200	205
6.75%, 12/30/31	50	64
MidAmerican Energy Holdings Co., 6.50%, 09/15/37	500	609
Other Securities		16,992

		17,870

Total Corporate Bonds and Notes (cost $264,059)		262,267

GOVERNMENT AND AGENCY OBLIGATIONS - 72.7%

GOVERNMENT SECURITIES - 42.8%

Federal Home Loan Bank - 0.4% (w)
Other Securities		4,653

Federal Home Loan Mortgage Corp. - 0.9% (w)
Federal Home Loan Mortgage Corp.
0.88% - 5.13%, 02/22/17 - 06/12/18	3,650	3,708
0.88% - 5.50%, 08/23/17 - 03/07/18 (e)	1,150	1,169
1.25% - 3.75%, 03/27/19 - 01/13/22	2,480	2,518
1.38%, 05/01/20 (e)	800	788
3.06% - 6.75%, 06/14/28 - 03/15/31	240	288
6.25% - 6.75%, 09/15/29 - 07/15/32 (e)	660	920

		9,391

Federal National Mortgage Association - 1.1% (w)
Federal National Mortgage Association
0.88% - 1.25%, 01/30/17 - 04/30/18	6,050	6,027
0.00%, 06/01/17 (j)	85	83
0.88%, 05/21/18 (e)	1,000	991
1.55% - 1.75%, 09/12/19 - 10/29/19	950	952
0.00%, 10/09/19 (j)	680	630
2.63%, 09/06/24 (e)	500	506
6.00% - 7.25%, 05/15/30 - 04/18/36	1,471	1,997

		11,186

Municipals - 0.9%
Other Securities		9,355

Sovereign - 3.9%
Other Securities		41,488

U.S. Treasury Securities - 35.6%
U.S. Treasury Bond
8.75%, 05/15/17	634	702
6.88% - 8.50%, 08/15/19 - 08/15/25	5,280	6,931
6.25%, 08/15/23 (e)	780	1,007
2.50% - 6.00%, 02/15/26 - 02/15/45 (e)	17,730	20,149
2.75% - 6.25%, 11/15/27 - 08/15/45	15,236	17,469
3.00% - 4.50%, 02/15/36 - 11/15/45 (g)	3,990	4,134
3.63%, 08/15/43	2,570	2,889
3.63%, 02/15/44	2,245	2,521
3.38%, 05/15/44	2,540	2,721
3.13%, 08/15/44	3,005	3,065
3.00%, 11/15/44	3,390	3,371
U.S. Treasury Note
0.63% - 4.50%, 02/15/17 - 11/30/18	58,969	59,521
0.50% - 3.75%, 03/31/17 - 11/30/18 (e)	23,039	23,217
0.88%, 04/15/17 (e)	2,505	2,505
0.63%, 05/31/17 (e)	2,700	2,688
0.50%, 07/31/17 (e)	2,910	2,888
0.63%, 08/31/17 (e)	4,900	4,869
1.88%, 08/31/17 (e)	2,481	2,515
0.63%, 09/30/17 (e)	3,350	3,327
0.75%, 10/31/17	3,200	3,183
0.63%, 11/30/17 (e)	3,350	3,322
2.25%, 11/30/17	2,500	2,556
0.63% - 1.25%, 12/31/17 - 12/15/18 (g)	4,922	4,890
0.75%, 04/15/18	2,550	2,526
1.50%, 08/31/18 (e)	3,544	3,568
1.25%, 10/31/18	2,730	2,727

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
1.00% - 3.13%, 12/31/18 - 08/15/24	71,895	71,641
1.38% - 2.75%, 02/15/19 - 12/31/20 (g)	6,259	6,306
1.25% - 3.63%, 05/15/19 - 05/15/24 (e)	23,827	24,332
1.63%, 06/30/19 (g)	3,320	3,336
1.63%, 07/31/19	2,600	2,610
3.63%, 08/15/19	2,530	2,717
3.38%, 11/15/19	2,570	2,745
3.63%, 02/15/20	2,815	3,037
1.38%, 03/31/20 (e)	2,740	2,707
3.50%, 05/15/20	2,550	2,743
1.50%, 05/31/20	2,860	2,836
1.75%, 10/31/20	2,800	2,796
2.63%, 11/15/20 (e)	3,638	3,781
2.25%, 03/31/21	2,580	2,633
2.00%, 05/31/21	2,755	2,774
2.13%, 08/15/21 (e)	3,090	3,127
2.00%, 10/31/21	2,790	2,798
2.00%, 11/15/21 (e)	3,430	3,441
1.75%, 02/28/22	2,625	2,588
1.75%, 04/30/22 (g)	3,065	3,016
2.13%, 06/30/22	3,260	3,277
2.13%, 12/31/22 (g)	2,750	2,755
2.00%, 02/15/23 (e)	3,777	3,755
1.75%, 05/15/23 (e)	3,520	3,429
2.75%, 11/15/23 (e)	2,507	2,616
2.00%, 02/15/25 (e) (g)	5,095	4,980
2.13%, 05/15/25 (e)	4,365	4,308
2.00%, 08/15/25 (e) (g)	4,585	4,470
2.25%, 11/15/25 (g)	3,850	3,841

		374,656

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 29.9%

Federal Home Loan Bank - 0.2%
Other Securities		2,401

Federal Home Loan Mortgage Corp. - 8.3%
Federal Home Loan Mortgage Corp.
4.50% - 7.00%, 11/01/16 - 11/01/18	144	150
3.50% - 5.00%, 04/01/19 - 11/01/25	2,327	2,452
2.00% - 6.50%, 02/01/26 - 12/01/45	64,236	67,091
2.50% - 4.00%, 01/15/31 - 01/15/46, TBA (g)	5,725	5,875
6.25%, 01/01/37 (i)	14	15
3.50%, 01/15/46, TBA (g)	6,475	6,663
REMIC, 2.08% - 3.87%, 07/25/19 - 07/25/24	3,503	3,634
REMIC, 3.06% - 4.18%, 12/25/20 - 07/25/23 (i)	1,650	1,732

		87,612

Federal National Mortgage Association - 13.1%
Federal National Mortgage Association
4.00% - 6.50%, 04/01/16 - 12/01/18	365	376
1.50% - 6.00%, 03/01/19 - 12/01/25	3,267	3,419
2.00% - 7.50%, 01/01/26 - 12/01/45	103,569	108,392
2.50% - 4.00%, 01/15/31 - 02/15/46, TBA (g)	4,725	4,870
2.16% - 3.58%, 06/01/40 - 11/01/43 (i)	960	990
3.00%, 01/15/46, TBA (g)	2,600	2,599
3.50%, 01/15/46, TBA (g)	10,000	10,314
4.00%, 01/15/46, TBA (g)	5,125	5,422
REMIC, 2.50% - 3.46%, 04/25/23 - 01/25/24 (i)	1,052	1,066

		137,448

Government National Mortgage Association - 8.3%
Government National Mortgage Association
4.00%, 12/15/24	168	178
2.50% - 8.50%, 04/20/26 - 12/20/45	58,190	61,779
1.87% - 3.50%, 07/20/40 - 07/20/42 (i)	952	982
3.50%, 06/20/42	2,424	2,534

	Shares/Par †	Value
3.00%, 01/15/46, TBA (g)	4,875	4,939
3.50%, 01/15/46, TBA (g)	13,600	14,173
3.50% - 4.00%, 01/15/46 - 02/15/46, TBA (g)	1,975	2,096

		86,681

Total Government and Agency Obligations (cost $760,017)		764,871

SHORT TERM INVESTMENTS - 6.7%

Investment Company - 5.4%
JNL Money Market Fund, 0.19% (a) (h)	57,117	57,117

Securities Lending Collateral - 1.3%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	13,122	13,122

Total Short Term Investments (cost $70,239)		70,239

Total Investments - 106.5% (cost $1,116,675)		1,119,683
Total Forward Sales Commitments - (0.3%) (proceeds $3,541)		(3,533)
Other Assets and Liabilities, Net - (6.2%)		(64,655)

Total Net Assets - 100.0%		$1,051,495

FORWARD SALES COMMITMENTS - 0.3%

GOVERNMENT AND AGENCY OBLIGATIONS - 0.3%

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.3%

Federal Home Loan Mortgage Corp. - 0.0%
Federal Home Loan Mortgage Corp.
4.50%, 01/15/31, TBA (g)	$120	$124
5.00%, 01/15/31, TBA (g)	200	207

		331

Federal National Mortgage Association - 0.0%
Federal National Mortgage Association, 4.50%, 01/15/31, TBA (g)	100	103

Government National Mortgage Association - 0.3%
Government National Mortgage Association
5.00%, 01/15/46, TBA (g)	800	877
5.50%, 01/15/46, TBA (g)	2,000	2,222

		3,099

Total Forward Sales Commitments - 0.3% (proceeds $3,541)		$3,533

JNL/Mellon Capital Utilities Sector Fund

COMMON STOCKS - 99.9%

ENERGY - 0.0%
Vivint Solar Inc. (c)	1	$9

UTILITIES - 99.9%
8Point3 Energy Partners LP - Class A	1	21
AES Corp.	44	424
AGL Resources Inc.	8	495
Allete Inc.	3	150
Alliant Energy Corp.	7	457
Ameren Corp.	16	678
American Electric Power Co. Inc.	32	1,852
American States Water Co.	2	104
American Water Works Co. Inc.	12	689
Aqua America Inc.	11	336
Atmos Energy Corp.	7	413
Avista Corp.	4	145
Black Hills Corp. (e)	3	149
California Water Service Group	3	75

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Calpine Corp. (c)	22	322
CenterPoint Energy Inc.	26	479
Chesapeake Utilities Corp.	1	60
Cleco Corp.	4	208
CMS Energy Corp. (e)	18	641
Connecticut Water Services Inc.	1	27
Consolidated Edison Inc. (e)	19	1,221
Dominion Resources Inc.	38	2,603
DTE Energy Co.	12	930
Duke Energy Corp.	45	3,181
Dynegy Inc. (c)	6	83
Edison International	21	1,252
El Paso Electric Co.	3	99
Empire District Electric Co.	3	84
Entergy Corp.	12	793
Eversource Energy	20	1,039
Exelon Corp.	56	1,551
FirstEnergy Corp.	27	859
Great Plains Energy Inc.	10	267
Hawaiian Electric Industries Inc.	7	205
IDACORP Inc.	3	223
ITC Holdings Corp.	10	397
Laclede Group Inc.	3	170
MDU Resources Group Inc.	12	223
MGE Energy Inc.	2	107
Middlesex Water Co.	1	23
National Fuel Gas Co. (e)	5	201
New Jersey Resources Corp.	5	175
NextEra Energy Inc.	29	3,041
NextEra Energy Partners LP	2	50
NiSource Inc.	21	403
Northwest Natural Gas Co.	2	89
NorthWestern Corp.	3	168
NRG Energy Inc.	21	249
NRG Yield Inc. - Class A (e)	2	33
NRG Yield Inc. - Class C (e)	4	55
OGE Energy Corp.	13	334
ONE Gas Inc.	3	173
Ormat Technologies Inc.	2	83
Otter Tail Corp.	2	59
Pattern Energy Group Inc. - Class A (e)	4	78
Pepco Holdings Inc.	16	421
PG&E Corp.	32	1,686
Piedmont Natural Gas Co. Inc.	5	286
Pinnacle West Capital Corp.	7	462
PNM Resources Inc.	5	156
Portland General Electric Co.	6	210
PPL Corp.	43	1,483
Public Service Enterprise Group Inc.	33	1,270
Questar Corp.	11	221
SCANA Corp. (e)	9	531
Sempra Energy	15	1,436
SJW Corp.	1	33
South Jersey Industries Inc.	4	105
Southern Co.	59	2,752
Southwest Gas Corp.	3	172
Talen Energy Corp. (c)	6	36
TECO Energy Inc.	15	404
TerraForm Global Inc. - Class A	3	17
TerraForm Power Inc. - Class A (e)	4	54
UGI Corp.	11	372
Unitil Corp.	1	28
Vectren Corp.	5	229
WEC Energy Group Inc.	20	1,039
Westar Energy Inc.	9	383
WGL Holdings Inc.	3	205

	Shares/Par †	Value
Xcel Energy Inc.	33	1,182

		43,399

Total Common Stocks (cost $45,015)		43,408

SHORT TERM INVESTMENTS - 2.5%

Investment Company - 0.5%
JNL Money Market Fund, 0.19% (a) (h)	236	236

Securities Lending Collateral - 2.0%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	860	860

Total Short Term Investments (cost $1,096)		1,096

Total Investments - 102.4% (cost $46,111)		44,504
Other Assets and Liabilities, Net - (2.4%)		(1,042)

Total Net Assets - 100.0%		$43,462

JNL/Morgan Stanley Mid Cap Growth Fund

COMMON STOCKS - 90.2%

CONSUMER DISCRETIONARY - 17.1%
Chipotle Mexican Grill Inc. (c)	4	$1,772
Dunkin’ Brands Group Inc. (e)	138	5,861
Lululemon Athletica Inc. (c) (e)	43	2,243
Marriott International Inc. - Class A	75	5,045
Michael Kors Holdings Ltd. (c)	81	3,244
Tesla Motors Inc. (c) (e)	46	10,939
TripAdvisor Inc. (c)	16	1,399
Ulta Salon Cosmetics & Fragrance Inc. (c)	34	6,271
Under Armour Inc. - Class A (c) (e)	18	1,469
Vipshop Holdings Ltd. - ADR (c)	10	153
Zalando SE (c)	52	2,074

		40,470

CONSUMER STAPLES - 8.2%
Keurig Green Mountain Inc.	56	5,075
Mead Johnson Nutrition Co.	83	6,567
Monster Beverage Corp. (c)	52	7,734

		19,376

FINANCIALS - 7.4%
LendingClub Corp. (c) (e)	405	4,470
McGraw-Hill Financial Inc.	73	7,209
MSCI Inc. - Class A	80	5,789

		17,468

HEALTH CARE - 20.3%
Alnylam Pharmaceuticals Inc. (c)	14	1,273
athenahealth Inc. (c) (e)	60	9,648
DexCom Inc. (c)	28	2,330
Endo International Plc (c)	37	2,288
Illumina Inc. (c)	63	12,096
Intrexon Corp. (c) (e)	30	917
Intuitive Surgical Inc. (c)	20	10,716
Seattle Genetics Inc. (c)	17	766
Zoetis Inc. - Class A	164	7,878

		47,912

INDUSTRIALS - 5.9%
IHS Inc. - Class A (c)	19	2,261
SolarCity Corp. (c) (e)	24	1,213
TransDigm Group Inc. (c)	12	2,690
Verisk Analytics Inc. - Class A (c)	84	6,462
XPO Logistics Inc. (c) (e)	44	1,186

		13,812

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
INFORMATION TECHNOLOGY - 31.3%
3D Systems Corp. (c) (e)	34	297
Atlassian Corp. Plc - Class A (c)	35	1,045
Autohome Inc. - ADR - Class A (c)	78	2,726
FireEye Inc. (c) (e)	66	1,376
FleetCor Technologies Inc. (c)	39	5,588
Flipkart Ltd. - Series D (c) (f) (p) (q)	11	1,109
Gartner Inc. - Class A (c)	25	2,243
LinkedIn Corp. - Class A (c)	43	9,692
MercadoLibre Inc. (e)	22	2,524
Mobileye NV (c)	26	1,110
NetSuite Inc. (c) (e)	22	1,888
Palantir Technologies Inc. - Series H (c) (f) (p) (q)	22	173
Palantir Technologies Inc. - Series H-1 (c) (f) (p) (q)	22	173
Palo Alto Networks Inc. (c)	12	2,187
Pandora Media Inc. (c)	119	1,594
ServiceNow Inc. (c)	85	7,331
Splunk Inc. (c)	123	7,253
Stratasys Ltd. (c) (e)	12	279
SurveyMonkey Inc. (c) (f) (p) (q)	41	604
Tableau Software Inc. - Class A (c)	26	2,451
Twitter Inc. (c) (e)	342	7,909
Workday Inc. - Class A (c)	87	6,945
Yelp Inc. (c) (e)	41	1,184
Zillow Group Inc. - Class A (c) (e)	85	2,202
Zillow Group Inc. - Class C (c) (e)	169	3,970

		73,853

Total Common Stocks (cost $214,076)		212,891

PREFERRED STOCKS - 1.7%

INFORMATION TECHNOLOGY - 1.7%
Airbnb Inc. - Series D (c) (f) (p) (q)	42	3,491
Dropbox Inc. - Series A-1 (c) (f) (p) (q) (v)	4	64
Dropbox Inc. - Series C (c) (f) (p) (q)	25	362
Palantir Technologies Inc. (c) (f) (p) (q)	5	40

Total Preferred Stocks (cost $2,238)		3,957

PURCHASED OPTIONS - 0.2%
Chinese Yuan versus USD Call Option, Strike Price CNY 6.70, Expiration 06/06/16, RBS (q)	31,292,627	540

Total Purchased Options (cost $122)		540

SHORT TERM INVESTMENTS - 23.1%

Investment Company - 7.5%
JNL Money Market Fund, 0.19% (a) (h)	17,729	17,729

Securities Lending Collateral - 15.6%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	36,799	36,799

Total Short Term Investments (cost $54,528)		54,528

Total Investments - 115.2% (cost $270,964)		271,916
Other Assets and Liabilities, Net - (15.2%)		(35,864)

Total Net Assets - 100.0%		$236,052

JNL Multi-Manager Alternative Fund *

COMMON STOCKS - 39.7%

CONSUMER DISCRETIONARY - 4.7%
Naspers Ltd. - Class N	16	$2,152

	Shares/Par †	Value
Pinnacle Entertainment Inc. (c)	27	830
SeaWorld Entertainment Inc.	115	2,269
Societe Television Francaise 1	198	2,204
Wolters Kluwer NV (o)	81	2,706
Other Securities		23,113

		33,274

CONSUMER STAPLES - 3.4%
Anheuser-Busch InBev NV (o)	18	2,282
Anheuser-Busch InBev NV - ADR	5	642
Boulder Brands Inc. (c)	171	1,878
JM Smucker Co. (o)	39	4,869
Other Securities		14,170

		23,841

ENERGY - 3.0%
Valero Energy Corp. (o)	27	1,895
Other Securities		19,305

		21,200

FINANCIALS - 8.4%
ABN AMRO Group NV (c)	129	2,908
American International Group Inc.	40	2,453
Aon Plc - Class A	33	3,035
Bank of America Corp.	98	1,654
Bank of Ireland (c)	646	238
Chubb Corp. (o)	16	2,139
Citigroup Inc. (o)	54	2,812
KBC Groep NV	31	1,945
Sampo Oyj (o)	38	1,931
The Governor & Co. of the Bank of Ireland (c)	4,788	1,753
Other Securities		38,403

		59,271

HEALTH CARE - 5.1%
CIGNA Corp.	16	2,333
Health Net Inc. (c)	30	2,063
Shire Plc	26	1,783
Shire Plc - ADR	2	474
Tenet Healthcare Corp. (c)	27	830
Teva Pharmaceutical Industries Ltd. - ADR	31	2,013
United Therapeutics Corp. (c)	18	2,841
Zoetis Inc. - Class A (o)	43	2,081
Other Securities		21,981

		36,399

INDUSTRIALS - 4.4%
United Technologies Corp.	26	2,492
Other Securities		28,435

		30,927

INFORMATION TECHNOLOGY - 6.7%
Cisco Systems Inc. (o)	111	3,009
Integrated Device Technology Inc. (c)	55	1,460
Microsoft Corp.	58	3,192
Oracle Corp.	102	3,723
TE Connectivity Ltd.	32	2,082
Yahoo! Inc. (c) (o)	69	2,308
Other Securities		31,677

		47,451

MATERIALS - 3.3%
Alcoa Inc. (o)	216	2,128
Berry Plastics Group Inc. (c)	95	3,434
Calgon Carbon Corp.	175	3,025
CRH Plc (o)	80	2,299
Other Securities		12,489

		23,375

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
TELECOMMUNICATION SERVICES - 0.1%
Other Securities		830

UTILITIES - 0.6%
Other Securities		4,486

Total Common Stocks (cost $293,335)		281,054

PREFERRED STOCKS - 0.3%

CONSUMER STAPLES - 0.2%
Other Securities		1,708

ENERGY - 0.0%
Other Securities		77

FINANCIALS - 0.1%
Other Securities		406

INDUSTRIALS - 0.0%
Other Securities		122

Total Preferred Stocks (cost $2,652)		2,313

RIGHTS - 0.0%
Other Securities		—

Total Rights (cost $0)		—

WARRANTS - 0.0%
Other Securities		55

Total Warrants (cost $69)		55

PURCHASED OPTIONS - 0.2%
Other Securities		1,189

Total Purchased Options (cost $1,565)		1,189

INVESTMENT COMPANIES - 1.4%
iShares MSCI Brazil Capped ETF (e)	171	3,528
Other Securities		6,195

Total Investment Companies (cost $10,554)		9,723

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.6%
Other Securities		4,366

Total Non-U.S. Government Agency Asset- Backed Securities (cost $4,374)		4,366

CORPORATE BONDS AND NOTES - 11.1%

CONSUMER DISCRETIONARY - 1.5%
Cequel Communications Escrow I LLC, 6.38%, 09/15/20 (r)	769	752
Cequel Communications Holdings I LLC, 5.13%, 12/15/21 (r)	672	605
Hilton Worldwide Finance LLC, 5.63%, 10/15/21	860	891
Pinnacle Entertainment Inc., 7.75%, 04/01/22	600	652
Other Securities		7,535

		10,435

CONSUMER STAPLES - 0.3%
Other Securities		2,217

ENERGY - 1.4%
Other Securities		10,218

FINANCIALS - 2.9%
Bank of America Corp.
4.25%, 10/22/26	280	277
5.00%, 01/21/44	220	229

	Shares/Par †	Value
Citigroup Inc.
5.95% (callable at 100 beginning 05/15/25) (m)	1,530	1,473
4.45%, 09/29/27	200	199
8.13%, 07/15/39	51	73
5.30%, 05/06/44	220	229
4.65%, 07/30/45	220	223
Royal Bank of Scotland Group Plc, 5.13%, 05/28/24	1,930	1,956
Other Securities		15,736

		20,395

HEALTH CARE - 1.6%
Crimson Merger Sub Inc., 6.63%, 05/15/22 (r)	2,750	1,884
Tenet Healthcare Corp.
5.00%, 03/01/19	465	429
8.00%, 08/01/20	2,096	2,101
8.13%, 04/01/22	180	180
Other Securities		7,010

		11,604

INDUSTRIALS - 0.4%
Other Securities		3,140

INFORMATION TECHNOLOGY - 0.9%
Integrated Device Technology Inc., 0.88%, 11/15/22 (e) (r) (v)	714	735
Microsoft Corp., 4.75%, 11/03/55	250	259
Other Securities		5,094

		6,088

MATERIALS - 0.5%
Other Securities		3,194

TELECOMMUNICATION SERVICES - 1.4%
Digicel Ltd.
6.00%, 04/15/21	1,460	1,230
6.75%, 03/01/23 (r)	810	676
Intelsat Jackson Holdings SA
7.25%, 10/15/20	170	148
7.50%, 04/01/21	380	331
6.63%, 12/15/22	1,295	826
Verizon Communications Inc.
6.55%, 09/15/43	1,630	1,935
5.01%, 08/21/54	550	503
Other Securities		3,979

		9,628

UTILITIES - 0.2%
Other Securities		1,652

Total Corporate Bonds and Notes (cost $86,539)		78,571

VARIABLE RATE SENIOR LOAN INTERESTS - 5.7% (i)

CONSUMER DISCRETIONARY - 2.5%
Cequel Communications LLC New Term Loan B, 3.50%, 02/15/19	1,795	1,765
Hilton Worldwide Finance LLC Term Loan B-2, 3.50%, 10/26/20	1,967	1,962
Pinnacle Entertainment Inc. Term Loan B-2, 3.75%, 08/05/20	556	553
Other Securities		13,655

		17,935

CONSUMER STAPLES - 0.1%
Other Securities		415

ENERGY - 0.1%
Other Securities		600

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
FINANCIALS - 0.9%
Avago Technologies Cayman Finance 1st Lien Term Loan B-1, 0.00%, 11/03/22 (z)	2,470	2,441
Other Securities		4,172

		6,613

HEALTH CARE - 0.3%
Other Securities		2,260

INDUSTRIALS - 0.3%
Other Securities		2,268

INFORMATION TECHNOLOGY - 0.2%
Other Securities		1,525

MATERIALS - 0.5%
Other Securities		3,145

TELECOMMUNICATION SERVICES - 0.8%
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19	900	849
Other Securities		4,603

		5,452

Total Variable Rate Senior Loan Interests (cost $43,738)		40,213

GOVERNMENT AND AGENCY OBLIGATIONS - 6.9%

GOVERNMENT SECURITIES - 6.8%

Federal National Mortgage Association - 0.2% (w)
Other Securities		1,204

Sovereign - 2.8%
Brazil Government International Bond, 5.00%, 01/27/45	1,590	1,061
Brazil Notas do Tesouro Nacional
10.00%, 01/01/17, BRL	7,679	1,848
10.00%, 01/01/21, BRL	2,921	588
Italy Buoni Poliennali Del Tesoro, 5.00%, 09/01/40, EUR	2,170	3,351
Mexico Bonos
6.50%, 06/09/22, MXN	32,790	1,958
8.50%, 11/18/38, MXN	18,090	1,233
7.75%, 11/13/42, MXN	52,290	3,315
Mexico Government International Bond, 4.60%, 01/23/46	470	416
Other Securities		6,045

		19,815

Treasury Inflation Index Securities - 0.2%
U.S. Treasury Inflation Indexed Note
0.38%, 07/15/25 (n)	50	48
2.13%, 02/15/41 (n)	65	77
0.75%, 02/15/42 (n)	232	203
1.38%, 02/15/44 (n)	82	83
0.75%, 02/15/45 (n)	505	438
Other Securities		863

		1,712

U.S. Treasury Securities - 3.6%
U.S. Treasury Bond
2.50%, 02/15/45	200	179
3.00%, 05/15/45	4,490	4,461
2.88%, 08/15/45	4,900	4,750
Principal Only, 0.00%, 02/15/44 (j)	160	67
Principal Only, 0.00%, 05/15/44 (j)	890	365
Principal Only, 0.00%, 05/15/45 (j)	5,300	2,115
U.S. Treasury Note
0.25%, 04/15/16 (o)	5,000	4,999
1.63%, 07/31/20	560	557
1.38%, 08/31/20	1,140	1,122
1.38%, 09/30/20	2,120	2,084
1.75%, 12/31/20	1,690	1,689

	Shares/Par †	Value
1.88%, 05/31/22	640	634
1.88%, 08/31/22	450	445
1.75%, 09/30/22	1,490	1,461
1.88%, 10/31/22	610	602

		25,530

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.1%

Federal Home Loan Mortgage Corp. - 0.1%
Other Securities		436
Federal National Mortgage Association - 0.0%
Other Securities		103

Total Government and Agency Obligations (cost $51,620)		48,800

SHORT TERM INVESTMENTS - 30.6%

Investment Company - 28.2%
JNL Money Market Fund, 0.19% (a) (h)	199,203	199,203

Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	7,100	7,100

Treasury Securities - 1.4%
U.S. Treasury Bill, 0.01%, 01/28/16 (o)	$10,000	9,999

Total Short Term Investments (cost $216,303)		216,302

Total Investments - 96.5% (cost $710,749)		682,586
Total Securities Sold Short - (8.1%) (proceeds $57,537)		(57,220)
Other Assets and Liabilities, Net - 11.6%		82,068

Total Net Assets - 100.0%		$707,434

SECURITIES SOLD SHORT - 8.1%

COMMON STOCKS - 5.0%

CONSUMER DISCRETIONARY - 0.9%
Barratt Developments Plc	98	$901
Berkeley Group Holdings Plc	9	464
Burberry Group Plc	34	598
Charter Communications Inc. - Class A	4	722
Marriott International Inc. - Class A	12	798
Nexstar Broadcasting Group Inc. - Class A	1	80
Taylor Wimpey Plc	150	450
Tiffany & Co.	8	641
Under Armour Inc. - Class A	10	840
William Hill Plc	162	945

		6,439

CONSUMER STAPLES - 0.2%
B&G Foods Inc.	38	1,341

ENERGY - 0.2%
Energy Transfer Equity LP	29	396
Schlumberger Ltd.	14	956

		1,352

FINANCIALS - 0.9%
ACE Ltd.	9	1,110
BOK Financial Corp.	9	544
Care Capital Properties Inc.	—	2
Commonwealth Bank of Australia	12	720
Cullen/Frost Bankers Inc.	10	612
First Niagara Financial Group Inc.	26	287
Gaming and Leisure Properties Inc.	20	569
Hannover Rueck SE	7	842
Insurance Australia Group Ltd.	169	679
Pennsylvania REIT	3	63
Texas Capital Bancshares Inc.	13	649
Ventas Inc.	—	17

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Zions Bancorp	20	552

		6,646

HEALTH CARE - 1.2%
AbbVie Inc.	15	903
Amgen Inc.	6	966
Anthem Inc.	9	1,187
Centene Corp.	19	1,242
Coloplast A/S	8	606
Dentsply International Inc.	19	1,176
Getinge AB - Class B	26	668
Illumina Inc.	5	864
Lifepoint Health Inc.	9	646
Varian Medical Systems Inc.	5	412

		8,670

INDUSTRIALS - 0.7%
Airbus Group NV	13	871
American Airlines Group Inc.	1	23
Clean Harbors Inc.	9	362
Curtiss-Wright Corp.	3	185
Deutsche Lufthansa AG	51	798
Dover Corp.	7	436
Hexagon AB - Class B	19	688
Metso Oyj	18	414
Pitney Bowes Inc.	2	40
Regal-Beloit Corp.	6	360
Terex Corp.	21	393
WW Grainger Inc.	—	94

		4,664

INFORMATION TECHNOLOGY - 0.8%
Alibaba Group Holding Ltd. - ADR	17	1,394
Avago Technologies Ltd.	2	316
Lam Research Corp.	6	458
NetGear Inc.	14	589
SanDisk Corp.	7	536
SunEdison Inc.	9	46
Tencent Holdings Ltd.	115	2,254
Yahoo! Japan Corp.	36	144

		5,737

MATERIALS - 0.1%
Sensient Technologies Corp.	6	358
Valspar Corp.	5	398

		756

Total Common Stocks (proceeds $35,081)		35,605

INVESTMENT COMPANIES - 3.1%
iShares iBoxx High Yield Corporate Bond Fund	49	3,916
iShares Nasdaq Biotechnology Index Fund	6	1,882
iShares Russell 2000 Index Fund	10	1,091
iShares Russell 2000 Value ETF	17	1,544
Materials Select Sector SPDR Fund	35	1,507
SPDR Barclays High Yield Bond ETF	83	2,798
SPDR S&P 500 ETF Trust	31	6,403
SPDR S&P MidCap 400 ETF Trust	10	2,474

Total Investment Companies (proceeds $22,456)		21,615

Total Securities Sold Short - 8.1% (proceeds $57,537)		$57,220

	Shares/Par †	Value
JNL Multi-Manager Small Cap Growth Fund *

COMMON STOCKS - 97.6%

CONSUMER DISCRETIONARY - 16.3%
2U Inc. (c) (e)	301	$8,430
Brunswick Corp.	150	7,579
Carter’s Inc.	133	11,881
IMAX Corp. (c)	638	22,684
Lithia Motors Inc. - Class A	95	10,091
Nexstar Broadcasting Group Inc. - Class A	141	8,302
Popeyes Louisiana Kitchen Inc. (c)	183	10,707
Restoration Hardware Holdings Inc. (c) (e)	213	16,887
Six Flags Entertainment Corp.	225	12,346
Ulta Salon Cosmetics & Fragrance Inc. (c)	57	10,591
Other Securities		85,441

		204,939

CONSUMER STAPLES - 3.1%
Pinnacle Foods Inc.	438	18,612
Snyders-Lance Inc. (e)	291	9,995
Other Securities		10,817

		39,424

ENERGY - 0.5%
Other Securities		6,818

FINANCIALS - 5.5%
MarketAxess Holdings Inc.	80	8,924
SEI Investments Co.	151	7,898
Western Alliance Bancorp (c)	232	8,313
Other Securities		44,571

		69,706

HEALTH CARE - 26.7%
AtriCure Inc. (c)	363	8,148
DexCom Inc. (c)	120	9,825
Hologic Inc. (c)	209	8,077
Horizon Pharma Plc (c) (e)	444	9,619
Jazz Pharmaceuticals Plc (c)	78	11,004
Ligand Pharmaceuticals Inc. (c) (e)	167	18,084
Myriad Genetics Inc. (c) (e)	283	12,212
Neurocrine Biosciences Inc. (c)	156	8,814
NxStage Medical Inc. (c)	392	8,582
Premier Inc. - Class A (c)	391	13,800
Steris Plc (e)	203	15,283
West Pharmaceutical Services Inc.	284	17,110
Other Securities		196,242

		336,800

INDUSTRIALS - 14.4%
Advisory Board Co. (c)	376	18,678
Fortune Brands Home & Security Inc. (e)	200	11,117
HEICO Corp. - Class A	287	14,103
Hexcel Corp.	380	17,641
John Bean Technologies Corp.	161	8,025
Ritchie Bros. Auctioneers Inc.	771	18,583
Other Securities		93,472

		181,619

INFORMATION TECHNOLOGY - 27.0%
Black Knight Financial Services Inc. - Class A (c) (e)	249	8,244
Cavium Inc. (c)	159	10,433
comScore Inc. (c) (e)	179	7,374
CoStar Group Inc. (c)	48	9,892
Demandware Inc. (c) (e)	259	13,984
Euronet Worldwide Inc. (c)	229	16,580
Internap Corp. (c)	1,307	8,364

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
LogMeIn Inc. (c)	421	28,236
M/A-COM Technology Solutions Holdings Inc. (c) (e)	277	11,314
Monolithic Power Systems Inc.	262	16,663
Proofpoint Inc. (c)	158	10,277
SPS Commerce Inc. (c)	122	8,569
Synchronoss Technologies Inc. (c) (e)	397	13,998
Take-Two Interactive Software Inc. (c) (e)	307	10,709
Ultimate Software Group Inc. (c)	146	28,611
Other Securities		137,737

		340,985

MATERIALS - 3.0%
Graphic Packaging Holding Co.	581	7,450
Headwaters Inc. (c)	528	8,915
Other Securities		21,102

		37,467

TELECOMMUNICATION SERVICES - 1.1%
Other Securities		13,887

Total Common Stocks (cost $1,228,626)		1,231,645

SHORT TERM INVESTMENTS - 15.8%

Investment Company - 2.9%
JNL Money Market Fund, 0.19% (a) (h)	36,507	36,507

Securities Lending Collateral - 12.9%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	163,038	163,038

Total Short Term Investments (cost $199,545)		199,545

Total Investments - 113.4% (cost $1,428,171)		1,431,190
Other Assets and Liabilities, Net - (13.4%)		(169,462)

Total Net Assets - 100.0%		$1,261,728

JNL Multi-Manager Small Cap Value Fund *

COMMON STOCKS - 97.9%

CONSUMER DISCRETIONARY - 11.6%
Cooper-Standard Holding Inc. (c)	76	$5,920
Fox Factory Holding Corp. (c)	527	8,714
Gildan Activewear Inc.	279	7,929
Helen of Troy Ltd. (c)	106	9,947
Lumber Liquidators Holdings Inc. (c) (e)	311	5,394
Sally Beauty Holdings Inc. (c)	273	7,618
Winnebago Industries Inc. (e)	546	10,858
Other Securities		62,506

		118,886

CONSUMER STAPLES - 3.1%
Fresh Del Monte Produce Inc.	162	6,281
Post Holdings Inc. (c)	85	5,229
United Natural Foods Inc. (c) (e)	147	5,782
Other Securities		14,560

		31,852

ENERGY - 3.4%
World Fuel Services Corp.	161	6,181
Other Securities		28,410

		34,591

FINANCIALS - 36.9%
BofI Holding Inc. (c) (e)	289	6,074
CNO Financial Group Inc.	284	5,419
Commerce Bancshares Inc.	206	8,768
Education Realty Trust Inc.	147	5,555

	Shares/Par †	Value
Endurance Specialty Holdings Ltd.	118	7,538
First Cash Financial Services Inc. (c)	227	8,505
Highwoods Properties Inc.	119	5,206
Infinity Property & Casualty Corp.	82	6,712
iStar Inc. (c)	433	5,074
LPL Financial Holdings Inc. (e)	261	11,127
National General Holdings Corp.	348	7,617
National Western Life Group Inc. - Class A	37	9,196
PrivateBancorp Inc.	179	7,353
PS Business Parks Inc.	85	7,413
RenaissanceRe Holdings Ltd.	99	11,228
TCF Financial Corp.	888	12,533
Texas Capital Bancshares Inc. (c)	130	6,406
Umpqua Holdings Corp.	659	10,476
Other Securities		234,321

		376,521

HEALTH CARE - 6.6%
Medidata Solutions Inc. (c)	107	5,250
MEDNAX Inc. (c)	115	8,205
Teleflex Inc.	62	8,179
Other Securities		45,342

		66,976

INDUSTRIALS - 17.0%
Donaldson Co. Inc.	252	7,211
Federal Signal Corp.	419	6,636
Graco Inc.	88	6,357
PGT Inc. (c)	743	8,465
Proto Labs Inc. (c) (e)	83	5,272
Quanex Building Products Corp.	554	11,545
Tetra Tech Inc.	299	7,770
WESCO International Inc. (c) (e)	126	5,521
Woodward Governor Co.	155	7,677
Other Securities		106,777

		173,231

INFORMATION TECHNOLOGY - 10.9%
Advanced Energy Industries Inc. (c)	198	5,602
Cohu Inc.	705	8,508
Demandware Inc. (c) (e)	92	4,986
Entegris Inc. (c)	427	5,670
MoneyGram International Inc. (c)	816	5,118
Other Securities		81,677

		111,561

MATERIALS - 3.9%
Reliance Steel & Aluminum Co.	160	9,268
Schweitzer-Mauduit International Inc.	322	13,515
Other Securities		17,342

		40,125

TELECOMMUNICATION SERVICES - 0.4%
Other Securities		3,778

UTILITIES - 4.1%
Chesapeake Utilities Corp.	99	5,607
IDACORP Inc.	83	5,675
Other Securities		31,115

		42,397

Total Common Stocks (cost $1,000,807)		999,918

SHORT TERM INVESTMENTS - 10.8%

Investment Company - 2.2%
JNL Money Market Fund, 0.19% (a) (h)	22,296	22,296

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Securities Lending Collateral - 8.6%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	88,068	88,068

Total Short Term Investments (cost $110,364)		110,364

Total Investments - 108.7% (cost $1,111,171)		1,110,282
Other Assets and Liabilities, Net - (8.7%)		(89,290)

Total Net Assets - 100.0%		$1,020,992

JNL/Neuberger Berman Strategic Income Fund *

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 25.4%
ACE Securities Corp. Home Equity Loan Trust REMIC, 1.13%, 05/25/35 (i)	$4,600	$3,787
American Airlines Pass-Through Trust, 4.38%, 10/01/22	3,790	3,771
Ameriquest Mortgage Securities Inc. REMIC
0.91%, 07/25/35 (i)	3,750	3,344
0.93%, 10/25/35 (i)	1,305	1,083
Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates REMIC, 0.92%, 09/25/35 (i)	1,480	1,353
Asset-Backed Pass-Through Certificates REMIC, 1.11%, 04/25/34 (i)	308	303
Bear Stearns Asset Backed Securities Trust REMIC
0.86%, 05/25/35 (i)	488	461
0.88%, 12/25/35 (i)	1,600	1,337
0.83%, 02/25/36 (i)	910	859
0.84%, 07/25/36 (i)	3,193	3,131
Carrington Mortgage Loan Trust REMIC
1.40%, 05/25/35 (i)	2,605	2,336
0.88%, 06/25/35 (i)	2,140	2,068
0.90%, 10/25/35 (i)	4,100	3,602
0.73%, 01/25/36 (i)	3,300	2,750
0.66%, 03/25/36 (i)	2,400	1,981
0.57%, 05/25/36 (i)	3,309	3,179
Centex Home Equity Loan Trust REMIC, 1.02%, 01/25/34 (i)	5,601	5,046
Citigroup Commercial Mortgage Trust REMIC
Interest Only, 1.25%, 09/10/23 (i)	12,817	698
Interest Only, 1.50%, 11/10/23 (i)	11,224	710
Interest Only, 1.09%, 10/10/47 (i)	14,199	1,008
Interest Only, 1.45%, 02/10/48 (i)	8,206	774
Citigroup Mortgage Loan Trust Inc. REMIC
1.17%, 05/25/35 (i) (r)	132	132
0.70%, 11/25/36 (i)	2,206	1,802
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC, 5.32%, 12/11/49	469	477
COMM Mortgage Trust REMIC
Interest Only, 1.39%, 10/10/23 (i)	10,906	785
Interest Only, 1.25%, 04/10/47 (i)	16,907	1,074
Commercial Mortgage Loan Trust REMIC, 6.04%, 09/10/17 (i)	1,245	1,284
Commercial Mortgage Pass-Through Certificates REMIC
5.95%, 07/15/17 (i)	1,297	1,350
5.54%, 01/15/49 (i)	290	296
Interest Only, 1.07%, 12/10/47 (i)	13,352	834
Commercial Mortgage Trust REMIC
Interest Only, 0.50%, 01/10/23 (i) (r)	14,500	357
Interest Only, 0.63%, 02/10/23 (i)	2,500	92
Interest Only, 1.39%, 04/10/47 (i)	24,209	1,702

	Shares/Par †	Value
Interest Only, 1.34%, 06/10/47 (i)	15,702	1,145
Credit Suisse Mortgage Capital Certificates REMIC
5.47%, 08/15/16	883	892
5.69%, 07/15/17 (i)	1,585	1,638
5.70%, 06/15/39 (i)	2,105	2,161
5.38%, 02/15/40	770	785
GS Mortgage Securities Corp. II Interest Only REMIC, 0.92%, 05/10/50 (i)	20,911	1,175
GS Mortgage Securities Trust REMIC 5.56%, 11/10/39	419	419
Interest Only, 2.06%, 01/12/45 (i) (r)	928	81
HSI Asset Securitization Corp. Trust REMIC
0.72%, 12/25/35 (i)	2,640	2,361
0.78%, 12/25/35 (i)	1,390	1,182
0.81%, 01/25/36 (i)	3,690	3,002
JPMorgan Alternative Loan Trust REMIC, 0.61%, 06/25/37 (i)	1,875	1,737
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.44%, 01/12/17	753	771
5.77%, 05/15/17 (i)	300	306
5.88%, 07/15/17 (i)	500	519
5.43%, 12/12/43	2,034	2,068
JPMorgan Mortgage Acquisition Corp. REMIC, 0.87%, 12/25/35 (i)	4,600	4,104
JPMorgan Mortgage Acquisition Trust REMIC
0.57%, 05/25/36 (i)	557	553
0.66%, 05/25/36 (i)	1,000	946
0.70%, 11/25/36 (i)	1,990	1,718
Morgan Stanley ABS Capital I Inc. Trust REMIC, 1.40%, 07/25/35 (i)	870	775
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
Interest Only, 1.20%, 11/15/23 (i)	13,657	863
Interest Only, 1.19%, 02/15/24 (i)	13,767	868
Morgan Stanley Dean Witter Capital I Inc. Trust REMIC, 1.55%, 05/25/32 (i)	826	780
Morgan Stanley Home Equity Loan Trust REMIC, 0.70%, 02/25/36 (i)	678	626
Park Place Securities Inc. Asset-Backed Pass-Through Certificates REMIC
2.15%, 09/25/34 (i)	971	839
2.07%, 12/25/34 (i)	690	662
1.46%, 02/25/35 (i)	1,375	1,329
1.37%, 06/25/35 (i)	2,300	2,000
RAAC Series Trust REMIC, 1.07%, 09/25/34 (i)	2,409	2,021
RAMP Trust REMIC
0.98%, 05/25/35 (i)	2,880	2,554
0.94%, 11/25/35 (i)	3,190	2,624
0.82%, 03/25/36 (i)	2,450	2,251
RASC Trust REMIC
1.07%, 07/25/35 (i)	4,700	4,142
0.88%, 01/25/36 (i)	3,750	3,195
Residential Asset Securitization Trust REMIC, 1.10%, 03/25/33 (i)	125	111
Soundview Home Loan Trust REMIC
1.10%, 06/25/35 (i)	4,350	3,879
0.93%, 08/25/35 (i)	740	662
0.89%, 11/25/35 (i)	4,500	3,766
0.72%, 02/25/36 (i)	2,670	2,355
0.64%, 12/25/36 (i)	3,540	2,938
0.59%, 03/25/37 (i)	2,637	2,386
Structured Asset Securities Corp. REMIC, 0.94%, 02/25/35 (i)	3,524	3,109
Structured Asset Securities Corp. Mortgage Loan Trust REMIC
0.85%, 05/25/35 (i)	200	194

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
1.00%, 11/25/35 (i)	3,300	2,814
0.58%, 04/25/36 (i)	4,513	4,274
0.59%, 12/25/36 (i)	836	736
Other Securities		59,070

Total Non-U.S. Government Agency Asset- Backed Securities (cost $191,943)		193,152

CORPORATE BONDS AND NOTES - 24.8%

CONSUMER DISCRETIONARY - 1.2%
CCO Safari II LLC
4.91%, 07/23/25 (r)	3,885	3,881
6.48%, 10/23/45	3,660	3,661
Other Securities		1,567

		9,109

CONSUMER STAPLES - 0.8%
Reynolds American Inc.
4.75%, 11/01/42 (e)	1,365	1,303
5.85%, 08/15/45	2,350	2,611
Other Securities		2,332

		6,246

ENERGY - 4.2%
Transcanada Trust, 5.63%, 05/20/75 (i)	4,530	4,188
Other Securities		28,030

		32,218

FINANCIALS - 12.1%
ABN AMRO Bank NV, 4.75%, 07/28/25 (r)	3,600	3,588
Ally Financial Inc., 3.25%, 02/13/18	3,695	3,677
American Express Co.
4.90% (callable at 100 beginning 03/15/20) (e) (m)	3,190	3,030
5.20% (callable at 100 beginning 11/15/19) (e) (m)	1,830	1,807
Bank of America Corp.
5.12% (callable at 100 beginning 09/05/24) (e) (m)	2,515	2,396
6.10% (callable at 100 beginning 03/17/25) (e) (m)	1,755	1,779
6.25% (callable at 100 beginning 09/05/24) (e) (m)	1,465	1,469
Capital One Financial Corp., 5.55%, (callable at 100 beginning 06/01/20) (e) (m)	4,570	4,547
Citigroup Inc.
5.80% (callable at 100 beginning 11/15/19) (e) (m)	2,925	2,900
6.30% (callable at 100 beginning 05/15/24) (m)	1,815	1,770
Corporate Office Properties LP, 3.70%, 06/15/21	4,810	4,660
Goldman Sachs Group Inc.
5.70% (callable at 100 beginning 05/10/19) (e) (m)	4,210	4,184
5.15%, 05/22/45	3,150	3,058
ING Groep NV, 6.50%, (callable at 100 beginning 04/16/25) (m) (v)	2,410	2,354
ING US Inc., 5.65%, 05/15/53 (i)	3,605	3,551
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (m)	2,940	2,793
6.00% (callable at 100 beginning 08/01/23) (m)	2,655	2,651
MetLife Inc., 5.25%, (callable at 100 beginning 06/15/20) (e) (m)	3,640	3,704

	Shares/Par †	Value
Morgan Stanley
5.45% (callable at 100 beginning 07/15/19) (m)	3,925	3,832
5.55% (callable at 100 beginning 07/15/20) (e) (m)	3,515	3,515
3.95%, 04/23/27 (e)	6,650	6,457
Omega Healthcare Investors Inc., 4.50%, 01/15/25 (e)	5,240	5,115
Prudential Financial Inc.
5.20%, 03/15/44 (i)	2,275	2,196
5.38%, 05/15/45 (e) (i)	3,075	3,071
Other Securities		14,274

		92,378

HEALTH CARE - 0.6%
Zoetis Inc., 4.50%, 11/13/25 (e)	4,680	4,746

INDUSTRIALS - 0.8%
General Electric Co., 4.20%, (callable at 100 beginning 06/15/23) (e) (m)	4,111	4,090
Other Securities		1,708

		5,798

INFORMATION TECHNOLOGY - 1.8%
Hewlett Packard Enterprise Co.
4.90%, 10/15/25 (r)	3,625	3,560
6.35%, 10/15/45	5,395	5,121
Seagate HDD Cayman
4.75%, 06/01/23 (e)	3,260	2,854
4.88%, 06/01/27	2,425	1,862

		13,397

MATERIALS - 0.4%
Other Securities		3,039

TELECOMMUNICATION SERVICES - 1.8%
AT&T Inc., 5.35%, 09/01/40	4,575	4,519
Verizon Communications Inc., 4.67%, 03/15/55 (e)	6,458	5,602
Other Securities		3,600

		13,721

UTILITIES - 1.1%
Electricite de France, 5.63%, (callable at 100 beginning 01/22/24) (m) (r)	3,940	3,747
Other Securities		4,395

		8,142

Total Corporate Bonds and Notes (cost $201,607)		188,794

VARIABLE RATE SENIOR LOAN INTERESTS - 11.6% (i)

CONSUMER DISCRETIONARY - 3.9%
Other Securities		29,367

CONSUMER STAPLES - 0.5%
Other Securities		3,473

ENERGY - 0.1%
Other Securities		953

FINANCIALS - 1.1%
Other Securities		8,114

HEALTH CARE - 1.5%
Other Securities		11,419

INDUSTRIALS - 1.6%
American Airlines Inc. Term Loan, 3.25%, 06/27/20	545	536
Other Securities		11,655

		12,191

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
INFORMATION TECHNOLOGY - 0.9%
Other Securities		7,258

MATERIALS - 1.0%
Other Securities		7,636

TELECOMMUNICATION SERVICES - 0.8%
Other Securities		6,494

UTILITIES - 0.2%
Other Securities		1,352

Total Variable Rate Senior Loan Interests (cost $91,437)		88,257

GOVERNMENT AND AGENCY OBLIGATIONS - 51.0%

GOVERNMENT SECURITIES - 21.5%

Federal Home Loan Bank - 0.9% (w)
Federal Home Loan Bank, 5.50%, 07/15/36	5,055	6,566

Sovereign - 10.6%
Mexico Bonos, 7.75%, 11/13/42, MXN	201,075	12,749
Mexico Government International Bond, 4.60%, 01/23/46	250	221
New Zealand Government Bond, 4.50%, 04/15/27, NZD	15,265	11,310
South Africa Government Bond, 6.50%, 02/28/41 (e), ZAR	173,860	7,437
South Africa Government International Bond, 5.88%, 09/16/25	850	869
United Mexican States, 6.05%, 01/11/40	600	657
Other Securities		47,642

		80,885

Treasury Inflation Index Securities - 7.6%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note, 2.55%, 09/15/41 (n), EUR	3,954	5,387
New Zealand Government Inflation Indexed Bond, 2.50%, 09/20/35 (s), NZD	3,205	2,185
U.S. Treasury Inflation Indexed Note
0.25%, 01/15/25 (n)	16,774	15,984
2.00%, 01/15/26 (n)	14,907	16,533
1.75%, 01/15/28 (n)	2,742	2,990
3.88%, 04/15/29 (n)	7,914	10,730
0.75%, 02/15/42 (n)	4,921	4,305

		58,114

U.S. Treasury Securities - 2.4%
U.S. Treasury Bond
5.50%, 08/15/28	110	147
4.50%, 02/15/36	11,020	14,104
3.88%, 08/15/40	675	788
U.S. Treasury Note
0.50%, 03/31/17	3,000	2,986
2.75%, 02/15/24	55	57

		18,082

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 29.5%

Federal Home Loan Mortgage Corp. - 6.9%
Federal Home Loan Mortgage Corp.
3.50%, 01/15/46, TBA (g)	7,515	7,734
4.00%, 01/15/46, TBA (g)	37,240	39,330
4.50%, 01/15/46, TBA (g)	5,025	5,412

		52,476

Federal National Mortgage Association - 19.6%
Federal National Mortgage Association
3.00%, 01/15/31, TBA (g)	13,175	13,570
3.50%, 01/15/31, TBA (g)	9,705	10,162
3.50%, 01/15/46, TBA (g)	10,480	10,809
4.00%, 01/15/46, TBA (g)	62,475	66,093

	Shares/Par †	Value
4.50%, 01/15/46, TBA (g)	45,560	49,190

		149,824

Government National Mortgage Association - 3.0%
Government National Mortgage Association
3.50%, 01/15/46, TBA (g)	5,610	5,846
4.00%, 01/15/46, TBA (g)	16,010	16,998

		22,844

Total Government and Agency Obligations (cost $401,039)		388,791

INVESTMENT COMPANIES - 9.6%
iShares iBoxx High Yield Corporate Bond Fund (e)	270	21,760
SPDR Barclays High Yield Bond ETF (e)	613	20,772
SPDR Barclays Short Term High Yield Bond ETF	1,187	30,504

Total Investment Companies (cost $83,896)		73,036

SHORT TERM INVESTMENTS - 17.7%

Investment Company - 4.7%
JNL Money Market Fund, 0.19% (a) (h)	35,753	35,753

Securities Lending Collateral - 12.1%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	92,098	92,098

Treasury Securities - 0.9%
U.S. Treasury Bill, 0.17%, 07/21/16 (o)	$7,000	6,980

Total Short Term Investments (cost $134,844)		134,831

Total Investments - 140.1% (cost $1,104,766)		1,066,861
Other Assets and Liabilities, Net - (40.1%)		(305,318)

Total Net Assets - 100.0%		$761,543

JNL/Oppenheimer Emerging Markets Innovator Fund

COMMON STOCKS - 88.4%

ARGENTINA - 0.5%
MercadoLibre Inc. (e)	5	$584

BRAZIL - 2.5%
Embraer SA - ADR	19	560
Estacio Participacoes SA	79	278
Localiza Rent a Car SA	60	378
Odontoprev SA	283	675
Ser Educacional SA (r)	130	254
Smiles SA	31	270
Sul America SA	157	740
Via Varejo SA	66	55

		3,210

CHILE - 0.4%
Parque Arauco SA	367	578

CHINA - 19.2%
3SBio Inc. (c) (r)	1,226	1,710
AAC Technologies Holdings Inc.	263	1,708
Autohome Inc. - ADR - Class A (c) (e)	48	1,673
Bloomage BioTechnology Corp. Ltd.	1,275	3,153
Brilliance China Automotive Holdings Ltd. (e)	1,036	1,296
China Lodging Group Ltd.	36	1,112
Fu Shou Yuan International Group Ltd. (p) (q)	1,849	1,434
Homeinns Hotel Group - ADR (c)	34	1,152
HOSA International Ltd. (e)	4,960	1,754

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
New Oriental Education & Technology Group - ADR	78	2,432
Shanghai La Chapelle Fashion Co. Ltd. - Class H (r)	345	611
Sinopharm Group Co. Ltd. - Class H (p) (q)	411	1,640
TAL Education Group - ADR (c) (e)	53	2,457
Vipshop Holdings Ltd. - ADR (c)	106	1,615
YY Inc. - ADR (c)	16	993

		24,740

COLOMBIA - 1.1%
Almacenes Exito SA	88	367
Cementos Argos SA	364	1,066

		1,433

EGYPT - 1.4%
Commercial International Bank Egypt SAE - GDR	409	1,756

GEORGIA - 1.2%
Bank of Georgia Holdings Plc	56	1,565

GREECE - 0.4%
JUMBO SA	45	474

HONG KONG - 3.5%
Cosmo Lady China Holdings Co. Ltd. (e) (r)	1,136	951
Genting Hong Kong Ltd. (e)	2,739	874
Hua Han Bio-Pharmaceutical Holdings Ltd. (e)	3,529	489
Kerry Logistics Network Ltd. (e)	635	924
Mandarin Oriental International Ltd.	504	781
Sino Biopharmaceutical	568	514

		4,533

INDIA - 11.3%
Ajanta Pharma Ltd.	70	1,399
Arvind Ltd.	328	1,769
Bharat Forge Ltd.	51	680
Biocon Ltd.	305	2,383
Glenmark Pharmaceuticals Ltd.	87	1,206
Kaveri Seed Co. Ltd.	116	615
Mindtree Ltd.	79	1,697
Page Industries Ltd.	3	628
Shree Cement Ltd.	2	340
Shriram Transport Finance Co. Ltd.	141	1,822
Symphony Ltd.	17	588
Syngene International Ltd. (c) (r)	240	1,506

		14,633

INDONESIA - 3.9%
Ace Hardware Indonesia Tbk PT	17,511	1,041
Blue Bird Tbk PT	1,931	994
Global Mediacom Tbk PT	7,578	600
Indocement Tunggal Prakarsa Tbk PT	676	1,084
Sumber Alfaria Trijaya Tbk PT	32,247	1,357

		5,076

MALAYSIA - 4.4%
Genting Malaysia Bhd	695	708
Karex Bhd	1,020	980
My EG Services Bhd	4,041	4,045

		5,733

MEXICO - 3.6%
Alsea SAB de CV (e)	466	1,622
Gentera SAB de CV (e)	1,116	2,147
Grupo Rotoplas SAB de CV (c)	517	890

		4,659

NIGERIA - 0.9%
Guaranty Trust Bank Plc	7,321	669

	Shares/Par †	Value
Zenith Bank Plc	7,270	513

		1,182

PAKISTAN - 1.2%
Fatima Fertilizer Co. Ltd.	3,511	1,500

PHILIPPINES - 1.9%
Belle Corp.	11,332	698
International Container Terminal Services Inc.	668	995
Jollibee Foods Corp.	152	708

		2,401

POLAND - 0.8%
KRUK SA	23	1,032

PORTUGAL - 1.1%
Jeronimo Martins SGPS SA	114	1,483

SOUTH AFRICA - 2.0%
Aspen Pharmacare Holdings Ltd.	43	868
Capitec Bank Holdings Ltd.	18	631
Coronation Fund Managers Ltd. (e)	124	424
Sanlam Ltd.	185	723

		2,646

SOUTH KOREA - 10.3%
Amorepacific Corp.	6	2,133
Celltrion Inc. (c) (e)	27	1,955
Cosmax Inc.	8	1,206
Fila Korea Ltd.	14	1,083
Golfzon Co. Ltd. (e)	7	505
Kakao Corp.	3	252
Medy-Tox Inc.	7	3,117
Naturalendo Tech Co. Ltd. (c) (e)	12	218
NCSoft Corp.	7	1,333
Seegene Inc. (c) (e)	46	1,452

		13,254

SRI LANKA - 2.2%
Commercial Bank of Ceylon Plc	1,200	1,164
John Keells Holdings Plc	1,346	1,654

		2,818

TAIWAN - 12.6%
Catcher Technology Co. Ltd.	198	1,651
Eclat Textile Co. Ltd.	76	1,044
eMemory Technology Inc.	174	1,946
Hermes Microvision Inc.	53	1,906
Hota Industrial Manufacturing Co. Ltd.	783	2,865
KMC Kuei Meng International Inc.	155	605
Largan Precision Co. Ltd.	24	1,642
Merida Industry Co. Ltd.	239	1,282
President Chain Store Corp.	140	874
Sporton International Inc.	213	1,300
Standard Foods Corp.	205	510
Taiwan Liposome Co. Ltd. (c)	150	669

		16,294

THAILAND - 1.4%
Big C Supercenter PCL	65	364
Bumrungrad Hospital PCL	195	1,136
Minor International PCL	266	266

		1,766

TURKEY - 0.6%
Anadolu Hayat Emeklilik A/S	383	794

Total Common Stocks (cost $119,094)		114,144

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
PREFERRED STOCKS - 0.8%

COLOMBIA - 0.8%
Banco Davivienda SA	153	1,055

Total Preferred Stocks (cost $1,536)		1,055

SHORT TERM INVESTMENTS - 22.7%

Investment Company - 12.7%
JNL Money Market Fund, 0.19% (a) (h)	16,319	16,319

Securities Lending Collateral - 10.0%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	12,874	12,874

Total Short Term Investments (cost $29,193)		29,193

Total Investments - 111.9% (cost $149,823)		144,392
Other Assets and Liabilities, Net - (11.9%)		(15,298)

Total Net Assets - 100.0%		$129,094

JNL/Oppenheimer Global Growth Fund *

COMMON STOCKS - 96.2%

BRAZIL - 0.8%
Other Securities		12,279

CHINA - 1.7%
JD.com Inc. - ADR - Class B (c)	616	19,860
Other Securities		7,085

		26,945

DENMARK - 0.3%
Other Securities		4,277

FRANCE - 4.7%
Kering SA	109	18,674
LVMH Moet Hennessy Louis Vuitton SE	179	28,067
Societe Generale SA - Class A	311	14,352
Other Securities		10,987

		72,080

GERMANY - 7.5%
Allianz SE	159	27,946
Bayer AG	180	22,537
Deutsche Bank AG	560	13,611
SAP SE	384	30,495
Other Securities		19,760

		114,349

INDIA - 3.3%
DLF Ltd.	10,312	17,988
ICICI Bank Ltd. - ADR	2,441	19,116
Zee Entertainment Enterprises Ltd.	2,020	13,318

		50,422

ITALY - 1.5%
Other Securities		23,172

JAPAN - 12.6%
Dai-Ichi Life Insurance Co. Ltd.	1,301	21,637
KDDI Corp.	934	24,245
Keyence Corp.	46	25,443
Kyocera Corp. (e)	368	17,104
Murata Manufacturing Co. Ltd.	245	35,237
Nidec Corp.	321	23,285
Sumitomo Mitsui Financial Group Inc.	439	16,580
Other Securities		29,208

		192,739

	Shares/Par †	Value
MEXICO - 0.5%
Other Securities		8,467

NETHERLANDS - 2.3%
Airbus Group NV	527	35,514

SPAIN - 3.2%
Inditex SA	857	29,449
Other Securities		19,820

		49,269

SWEDEN - 3.2%
Assa Abloy AB - Series B	1,259	26,344
Telefonaktiebolaget LM Ericsson - Class B	2,309	22,262

		48,606

SWITZERLAND - 5.1%
Credit Suisse Group AG	851	18,343
Nestle SA	213	15,794
Roche Holding AG	53	14,584
UBS Group AG	1,535	29,782

		78,503

UNITED KINGDOM - 3.9%
Unilever Plc	648	27,789
Other Securities		31,625

		59,414

UNITED STATES OF AMERICA - 45.6%
3M Co.	143	21,600
Adobe Systems Inc. (c)	364	34,201
Aetna Inc.	350	37,796
Alphabet Inc. - Class A (c)	45	34,909
Alphabet Inc. - Class C (c)	47	35,318
Anthem Inc.	188	26,247
Biogen Inc. (c)	54	16,552
BioMarin Pharmaceutical Inc. (c)	120	12,597
Citigroup Inc.	643	33,256
Colgate-Palmolive Co.	504	33,545
eBay Inc. (c)	606	16,655
Facebook Inc. - Class A (c)	270	28,208
Gilead Sciences Inc.	207	20,912
Goldman Sachs Group Inc.	127	22,963
Intuit Inc.	296	28,540
Maxim Integrated Products Inc.	811	30,831
McGraw-Hill Financial Inc.	417	41,073
PayPal Holdings Inc. (c)	606	21,940
Tiffany & Co.	234	17,821
United Parcel Service Inc. - Class B	205	19,713
Walt Disney Co.	278	29,224
Zimmer Biomet Holdings Inc.	162	16,572
Other Securities		119,330

		699,803

Total Common Stocks (cost $1,295,595)		1,475,839

PREFERRED STOCKS - 1.9%

GERMANY - 1.9%
Bayerische Motoren Werke AG	339	28,359

INDIA - 0.0%
Zee Entertainment Enterprises Ltd., 6.00%, 03/05/22	28,061	382

Total Preferred Stocks (cost $25,147)		28,741

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
RIGHTS - 0.0%

SPAIN - 0.0%
Other Securities		328

Total Rights (cost $332)		328

SHORT TERM INVESTMENTS - 5.5%

Investment Company - 1.8%
JNL Money Market Fund, 0.19% (a) (h)	27,717	27,717

Securities Lending Collateral - 3.7%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	56,144	56,144

Total Short Term Investments (cost $83,861)		83,861

Total Investments - 103.6% (cost $1,404,935)		1,588,769
Other Assets and Liabilities, Net - (3.6%)		(55,588)

Total Net Assets - 100.0%		$1,533,181

JNL/PIMCO Real Return Fund *

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 9.3%
Arran Residential Mortgages Funding Plc, 1.36%, 11/19/47 (i) (r), EUR	$2,300	$2,504
Banc of America Commercial Mortgage Trust REMIC
5.56%, 05/10/17 (i)	2,469	2,537
5.74%, 07/10/17 (i)	1,993	2,073
5.89%, 07/10/44 (i)	1,783	1,792
Banc of America Mortgage Trust REMIC, 2.79%, 06/25/35 (i)	147	140
Banc of America Re-REMIC Trust, 5.59%-5.65%, 05/24/17 - 07/17/17 (i) (r)	1,435	1,458
BCAP LLC Trust REMIC
5.28%, 04/26/17 (i) (r)	1,159	1,120
5.25%, 05/26/22 (r)	2,294	2,377
Citigroup Mortgage Loan Trust Inc., 0.48%-2.91%, 08/25/35 - 09/25/37 (i)	2,160	1,830
Credit Suisse Mortgage Capital Certificates REMIC
5.38% - 5.47%, 07/16/16 - 11/15/16 (r)	1,677	1,692
5.70%, 06/15/39 (i)	3,037	3,118
DBUBS Mortgage Trust REMIC, 3.39%, 06/10/16 (r)	12,055	12,096
Elm CLO Ltd., 1.72%, 01/17/23 (i) (r)	9,605	9,622
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 01/10/17	3,376	3,451
GS Mortgage Securities Trust REMIC, 4.59%, 07/10/20 (r)	4,300	4,616
Hillmark Funding, 0.63%, 05/21/21 (i) (r)	4,308	4,227
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 5.79%, 08/12/17 (i)	3,535	3,674
JPMorgan Mortgage Acquisition Trust REMIC, 0.54%, 10/25/33 (i)	2,785	2,723
JPMorgan Mortgage Trust REMIC
2.74% - 2.78%, 07/25/35 - 09/25/35 (i)	916	884
2.15%, 07/27/37 (i) (r)	713	662
LB-UBS Commercial Mortgage Trust REMIC, 5.42%, 01/15/17	5,876	6,010
Merrill Lynch Mortgage Investors Trust, 2.29%-2.52%, 02/25/33 - 10/25/35 (i)	815	811
Morgan Stanley Capital I Trust REMIC
5.92%, 07/11/17 (i)	2,672	2,776
0.48%, 05/25/37 (i)	116	73

	Shares/Par †	Value
NCUA Guaranteed Notes Trust REMIC
0.73%, 10/07/20 (i)	1,800	1,809
0.84%, 12/08/20 (i)	3,008	3,027
OneMain Financial Issuance Trust, 2.47%, 12/18/17 (r)	9,200	9,160
People’s Choice Home Loan Securities Trust Series REMIC, 1.28%, 08/25/35 (i)	9,443	7,088
RBSCF Trust REMIC
5.69%, 07/16/17 (i) (r)	3,781	3,886
6.04%, 08/16/17 (i) (r)	1,188	1,217
RBSSP Resecuritization Trust REMIC, 0.42%, 12/29/36 (i) (r)	6,071	5,357
SLM Student Loan Trust
1.82%, 10/25/17 (i)	4,088	4,091
REMIC, 0.36%, 04/25/19 (i)	5,998	5,922
Vornado DP LLC Trust, 4.00%, 09/13/20 (r)	4,600	4,852
Washington Mutual Alternative Mortgage Pass-Through Certificates REMIC, 2.60%, 12/25/35 (i)	231	211
Washington Mutual Mortgage Pass-Through Certificates REMIC
1.03% - 2.58%, 03/25/33 - 05/25/47 (i)	1,158	1,072
1.26%, 08/25/46 (i)	3,958	3,281
Other Securities		23,625

Total Non-U.S. Government Agency Asset- Backed Securities (cost $147,466)		146,864

CORPORATE BONDS AND NOTES - 9.8%

ENERGY - 0.6%
Kinder Morgan Finance Co. ULC, 5.70%, 01/05/16 (e)	5,000	5,002
Other Securities		3,918

		8,920

FINANCIALS - 7.6%
Ally Financial Inc.
2.75%, 01/30/17	5,900	5,885
3.25%, 02/13/18	9,700	9,651
Bank of America Corp., 3.88%, 08/01/25	8,500	8,629
Bank of New York Mellon Corp., 1.23%, 08/17/20 (i)	2,600	2,605
Bankia SA
0.15%, 01/25/16 (i), EUR	600	652
4.38%, 02/14/17, EUR	100	113
3.50%, 01/17/19, EUR	2,100	2,401
Barclays Bank Plc, 7.63%, 11/21/22	1,000	1,139
Barclays Bank Plc Credit Linked Note (Pemex, 9.50%, 09/15/27, Moody’s rating A3) (q), MXN	5,000	279
Barclays Plc
6.50% (callable at 100 beginning 09/15/19) (m), EUR	300	330
8.00% (callable at 100 beginning 12/15/20) (m), EUR	1,800	2,120
8.25% (callable at 100 beginning 12/15/18) (m) (v)	1,400	1,491
BPCE SA, 0.93%, 11/18/16 (i)	14,100	14,103
BPE Financiaciones SA
2.88%, 05/19/16, EUR	4,100	4,491
2.50%, 02/01/17, EUR	1,600	1,767
Citigroup Inc.
0.85%, 05/01/17 (i)	18,700	18,615
2.65%, 10/26/20	2,100	2,085
Credit Agricole SA
6.50% (callable at 100 beginning 06/23/21) (m), EUR	300	335

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
7.50% (callable at 100 beginning 06/23/26) (m), GBP	2,000	2,893
7.88% (callable at 100 beginning 01/23/24) (m)	1,800	1,840
Eksportfinans ASA, 2.38%, 05/25/16	3,200	3,202
Ford Motor Credit Co. LLC, 2.38%, 01/16/18	7,300	7,283
Goldman Sachs Group Inc., 1.71%, 09/15/20 (i)	6,900	6,915
Intesa Sanpaolo SpA, 3.13%, 01/15/16	2,600	2,602
JPMorgan Chase & Co., 2.75%, 06/23/20	5,700	5,727
Other Securities		12,148

		119,301

INDUSTRIALS - 0.3%
Hellenic Railways Organization SA, 4.03%, 03/17/17 (q), EUR	3,400	3,399
Other Securities		1,007

		4,406

INFORMATION TECHNOLOGY - 0.2%
Hewlett Packard Enterprise Co.
2.45%, 10/05/17 (r)	2,000	1,999
2.85%, 10/05/18 (r)	2,000	1,999

		3,998

TELECOMMUNICATION SERVICES - 1.1%
AT&T Inc.
1.53%, 06/30/20 (i)	1,000	993
2.45%, 06/30/20	1,600	1,576
3.00%, 06/30/22	3,600	3,502
3.40%, 05/15/25	4,500	4,326
4.50% - 4.75%, 05/15/35 - 05/15/46	3,000	2,758
BellSouth Corp., 4.82%, 04/26/21 (r)	3,900	3,946

		17,101

Total Corporate Bonds and Notes (cost $158,453)		153,726

GOVERNMENT AND AGENCY OBLIGATIONS - 118.4%

GOVERNMENT SECURITIES - 118.2%

Municipals - 0.0%
Other Securities		268

Sovereign - 4.4%
Brazil Letras do Tesouro Nacional
0.00%, 10/01/16 (j), BRL	106,780	24,201
0.00%, 01/01/17 (j), BRL	89,700	19,584
Mexico Bonos, 4.75%, 06/14/18, MXN	41,790	2,436
Mexico Bonos de Proteccion al Ahorro, 3.52%, 01/04/18 (q), MXN	194,700	11,524
Slovenia Government International Bond, 4.70%, 11/01/16 (r), EUR	2,700	3,046
Spain Government Bond, 2.15%, 10/31/25 (r), EUR	400	449
Other Securities		8,540

		69,780

Treasury Inflation Index Securities - 112.5%
Deutsche Bundesrepublik Inflation Indexed Bond, 0.75%, 04/15/18, TBA (g) (n), EUR	4,789	5,331
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note
1.70%, 09/15/18 (n), EUR	2,227	2,551
2.35%, 09/15/24 (n) (r), EUR	12,125	15,194
2.55% - 3.10%, 09/15/26 - 09/15/41 (n), EUR	806	1,094
Mexico Inflation Indexed Udibonos
4.50%, 12/04/25 (n), MXN	145,991	9,287
4.00%, 11/08/46 (n), MXN	103,666	6,046
New Zealand Government Inflation Indexed Bond
2.00%, 09/20/25 (s), NZD	14,500	10,045

	Shares/Par †	Value
3.00%, 09/20/30 (q) (s), NZD	2,500	1,877
Spain Government Inflation Indexed Bond
1.80%, 11/30/24 (n) (r), EUR	2,607	3,104
1.00%, 11/30/30 (n) (r), EUR	2,400	2,557
U.S. Treasury Inflation Indexed Note
2.00%, 01/15/16 (n)	6,411	6,410
0.13%, 04/15/16 (g) (n)	44,393	44,217
2.50%, 07/15/16 (g) (n)	30,679	31,170
2.38%, 01/15/17 (n)	9,907	10,149
0.13%, 04/15/17 (g) (n) (o)	6,073	6,060
1.63% - 2.63%, 07/15/17 - 01/15/18 (n) (o)	2,283	2,368
0.13%, 04/15/18 (n) (o)	2,984	2,977
0.13%, 04/15/19 (g) (n) (o)	54,405	54,050
1.88%, 07/15/19 (g) (n) (o)	21,610	22,899
1.38%, 01/15/20 (g) (n) (o)	90,188	93,679
0.13%, 04/15/20 (n)	14,625	14,428
1.25%, 07/15/20 (g) (n)	87,573	90,989
1.13%, 01/15/21 (g) (n) (o)	18,646	19,205
0.63%, 07/15/21 (g) (n)	153,065	153,906
0.13%, 01/15/22 (g) (n) (o)	163,613	158,361
0.13%, 07/15/22 (g) (n)	143,139	138,610
0.13%, 01/15/23 (g) (n)	79,238	75,868
0.38%, 07/15/23 (g) (n)	26,061	25,422
0.63%, 01/15/24 (g) (n)	40,059	39,545
0.13%, 07/15/24 (g) (n) (o)	20,233	19,185
0.25%, 01/15/25 (n) (o)	3,314	3,158
2.38%, 01/15/25 (g) (n)	133,280	151,282
0.38%, 07/15/25 (g) (n) (o)	2,708	2,617
2.00%, 01/15/26 (g) (n)	88,759	98,443
2.38%, 01/15/27 (g) (n)	59,723	68,918
1.75%, 01/15/28 (g) (n)	18,868	20,576
3.63%, 04/15/28 (n)	10,470	13,661
2.50%, 01/15/29 (g) (n)	20,870	24,674
3.88%, 04/15/29 (g) (n)	52,373	71,010
2.13%, 02/15/40 (g) (n)	42,519	49,890
2.13%, 02/15/41 (n) (o)	4,779	5,638
0.75%, 02/15/42 (g) (n) (o)	12,989	11,364
0.63%, 02/15/43 (n) (o)	952	802
1.38%, 02/15/44 (g) (n)	108,215	109,683
0.75%, 02/15/45 (g) (n)	25,018	21,720
United Kingdom Inflation Indexed Bond
0.13%, 03/22/24 (g) (n), GBP	21,623	33,798
0.13% - 0.38%, 03/22/44 - 03/22/68 (n), GBP	2,096	4,690
0.13%, 03/22/46 (n), GBP	3,926	7,278
Other Securities		1,902

		1,767,688

U.S. Treasury Securities - 0.7%
U.S. Treasury Bond
3.00%, 11/15/44 (g)	1,100	1,094
2.50%, 02/15/45	5,880	5,265
3.00%, 05/15/45 (g)	4,520	4,491

		10,850

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.8%

Federal Home Loan Mortgage Corp. - 0.7%
Federal Home Loan Mortgage Corp.
2.11% - 2.41%, 07/01/36 - 10/01/36 (i)	730	771
0.78%, 09/15/42 (i)	8,440	8,369
REMIC, 0.78% - 1.44%, 08/15/33 - 02/25/45 (i)	1,897	1,911

		11,051

Federal National Mortgage Association - 0.0%
Other Securities		329

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Small Business Administration Participation Certificates - 0.1%
Other Securities		702

Total Government and Agency Obligations (cost $1,891,725)		1,860,668

PREFERRED STOCKS - 0.0%

FINANCIALS - 0.0%
Other Securities		579

Total Preferred Stocks (cost $500)		579

PURCHASED OPTIONS - 0.1%
Other Securities		1,893

Total Purchased Options (cost $2,666)		1,893

OTHER EQUITY INTERESTS - 0.0%
Other Securities		8

Total Other Equity Interests (cost $0)		8

SHORT TERM INVESTMENTS - 7.2%

Certificates of Deposit - 0.8%
Intesa Sanpaolo SpA, 1.70%, 04/11/16 (i)	3,300	3,303
Other Securities		8,484

		11,787

Federal Home Loan Bank - 4.4% (w)
Federal Home Loan Bank
0.00% - 0.25%, 01/15/16 - 01/27/16	14,900	14,899
0.34%, 02/19/16	53,800	53,773

		68,672

Federal Home Loan Mortgage Corp. - 0.2% (w)
Federal Home Loan Mortgage Corp., 0.22%, 01/05/16	3,500	3,500

Securities Lending Collateral - 0.4%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	6,941	6,941

Treasury Securities - 1.4%
Brazil Letras do Tesouro Nacional, 0.00%, 01/01/19, BRL	24,400	3,897
U.S. Treasury Bill, 0.01%, 01/07/16 - 01/28/16 (o)	$17,872	17,871

		21,768

Total Short Term Investments (cost $114,235)		112,668

Total Investments - 144.8% (cost $2,315,045)		2,276,406
Other Assets and Liabilities, Net - (44.8%)		(704,553)

Total Net Assets - 100.0%		$1,571,853

JNL/PIMCO Total Return Bond Fund *

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 15.8%
ACE Securities Corp. Home Equity Loan Trust REMIC, 0.72%, 02/25/36 (i)	$18,000	$16,093
Alpine Securitization REMIC
1.42%, 08/25/35 (i)	12,573	9,420
0.74%, 11/20/35 (i)	12,706	10,239
0.59%, 09/20/46 (i)	7,022	6,089
Alternative Loan Trust REMIC, 0.69%, 11/25/35 (i)	5,780	3,859
Ameriquest Mortgage Securities Inc. REMIC, 0.89%, 10/25/35 (i)	16,700	16,241

	Shares/Par †	Value
Banc of America Commercial Mortgage Trust REMIC
5.56%, 05/10/17 (i)	2,409	2,476
5.83%, 05/10/45 (i)	714	715
Banc of America Funding Trust REMIC
2.92%, 02/20/35 (i)	1,566	1,542
2.75%, 05/25/35 (i)	18,318	18,630
Banc of America Mortgage Trust REMIC, 6.50%, 10/25/31	15	15
BBCMS Trust REMIC, 3.32%, 09/10/20 (r)	11,000	11,127
BCAP LLC Trust REMIC
5.28%, 04/26/17 (i) (r)	362	350
0.40%, 03/26/18 (i) (r)	14,937	10,485
4.46%, 01/12/22 (i) (r)	8,978	5,982
5.25%, 05/26/22 (r)	2,886	2,990
5.25%, 02/26/36 - 05/25/37 (r)	9,100	7,798
Bear Stearns Adjustable Rate Mortgage Trust, 2.43% - 2.92%, 11/25/30 - 03/25/35 (i)	2,476	2,458
Bear Stearns Alt-A Trust REMIC
2.60% - 2.73%, 05/25/35 - 09/25/35 (i)	690	633
3.05%, 09/25/35 (i)	17,309	12,960
Bear Stearns Asset Backed Securities I Trust, 0.62% - 1.07%, 03/25/35 - 04/25/37 (i)	12,199	11,580
Bear Stearns Asset Backed Securities Trust REMIC
0.67% - 0.83%, 12/25/35 - 01/25/37 (i)	10,717	9,245
0.68%, 10/25/36 (i)	9,542	9,092
Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.33%, 02/11/17	251	258
Bear Stearns Structured Products Inc. Trust REMIC
2.57% - 2.69%, 01/26/36 - 12/26/46 (i)	1,304	1,041
1.72%, 03/25/37 (i) (r)	2,947	2,700
Bridgeport CLO II Ltd., 0.76%, 06/18/21 (i) (r)	11,664	11,417
CIFC Funding Ltd.
1.62%, 01/19/23 (i) (r)	1,960	1,956
1.51%, 08/14/24 (i) (r)	21,000	20,956
Citigroup Mortgage Loan Trust Inc. REMIC
2.95%, 11/25/35 (i)	11,597	10,283
0.48% - 2.73%, 12/25/35 - 05/25/37 (i)	608	439
5.75%, 10/25/37 (k) (r)	6,460	5,946
Commercial Mortgage Pass-Through Certificates REMIC, 2.37%, 04/26/38 (i) (r)	3,700	3,622
Countrywide Asset-Backed Certificates REMIC
0.56% - 1.17%, 04/25/34 - 12/25/35 (i)	18,923	15,711
0.62%, 02/25/36 (i)	18,895	13,652
Credit Suisse Commercial Mortgage Trust REMIC, 5.30%, 11/18/16	2,893	2,958
CS First Boston Mortgage Securities Corp. REMIC, 0.82%, 03/25/32 (i) (r)	40	37
CWABS Asset-Backed Certificates Trust, 0.66% - 0.88%, 04/25/36 - 03/25/47 (i)	12,400	8,700
Highlander Euro CDO BV, 0.49%, 09/06/22 (i), EUR	8,537	9,224
Highlander Euro CDO III BV, 0.16%, 05/01/23 (i), EUR	1,483	1,572
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.42% - 5.44%, 01/12/17 - 02/15/17	7,598	7,760
5.34%, 05/15/47	1,810	1,843
JPMorgan Mortgage Acquisition Trust, 0.66% -0.70%, 05/25/36 - 01/25/37 (i)	13,300	11,125
JPMorgan Mortgage Trust, 5.50% - 5.75%, 01/25/36 - 04/25/36	1,284	1,290
Merrill Lynch Mortgage Investors Trust, 0.80% - 2.29%, 05/25/33 - 08/25/35 (i)	6,882	6,262

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC
5.88%, 07/12/17 (i)	6,700	6,983
5.48%, 03/12/51 (i)	1,500	1,538
MLCC Mortgage Investors Inc., 0.67%, 10/25/35 - 11/25/35 (i)	254	240
Morgan Stanley ABS Capital I Inc. Trust REMIC, 0.58%, 04/25/36 (i)	915	903
Morgan Stanley Dean Witter Capital I REMIC, 1.32%, 07/25/32 (i)	1,487	1,429
Morgan Stanley Re-REMIC Trust REMIC, 5.99%, 04/12/17 (i) (r)	21,102	21,677
RALI Trust REMIC, 0.60%, 06/25/46 (i)	14,058	5,912
RAMP Trust REMIC, 1.07%, 05/25/35 (i)	12,706	10,549
RASC Trust REMIC
0.58% - 1.10%, 02/25/35 - 09/25/36 (i)	18,858	16,790
0.57%, 11/25/36 (i)	13,631	12,508
Residential Accredit Loans Inc. Trust REMIC, 3.81%, 01/25/36 (i)	11,724	9,436
SpringCastle America Funding LLC, 2.70%, 05/25/23 (r)	14,073	14,042
Wells Fargo Mortgage Backed Securities Trust, 2.71% - 2.82%, 01/25/35 - 07/25/36 (i)	11,202	10,873
Other Securities		262,118

Total Non-U.S. Government Agency Asset- Backed Securities (cost $676,513)		683,769

CORPORATE BONDS AND NOTES - 22.1%

CONSUMER DISCRETIONARY - 0.2%
Other Securities		9,638

CONSUMER STAPLES - 0.4%
Reynolds American Inc.
3.25%, 06/12/20	100	102
4.45%, 06/12/25	16,600	17,371
5.85%, 08/15/45	1,300	1,444

		18,917

ENERGY - 2.9%
Petrobras Global Finance BV
1.99%, 05/20/16 (i)	2,600	2,535
2.00%, 05/20/16	700	690
2.89%, 03/17/17 (e) (i)	900	825
2.46%, 01/15/19 (e) (i)	500	380
3.41%, 03/17/20 (i)	700	497
4.38% - 4.88%, 03/17/20 - 05/20/23	8,100	5,364
4.25%, 10/02/23 (e), EUR	1,000	672
6.63%, 01/16/34, GBP	1,000	892
6.85%, 06/05/15 (e)	4,300	2,784
Petrobras International Finance Co.
3.88% - 6.13%, 01/27/16 - 10/06/16	2,800	2,793
3.50% - 8.38%, 02/06/17 - 12/10/18 (e)	1,800	1,672
7.88%, 03/15/19 (e)	18,700	16,549
5.38% - 5.75%, 01/20/20 - 01/27/21	6,400	4,980
6.75% - 6.88%, 01/20/40 - 01/27/41	7,300	4,718
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 04/28/20 (r)	25,500	25,086
Statoil ASA, 0.80%, 11/08/18 (i)	29,300	29,070
Other Securities		25,648

		125,155

FINANCIALS - 15.6%
American Express Credit Corp.
1.55%, 09/14/20 (i)	9,300	9,379
2.60%, 09/14/20	9,300	9,326
Bank of America Corp., 4.13%, 01/22/24	2,800	2,893
Bank of America NA
0.83%, 11/14/16 (i)	67,900	67,862

	Shares/Par †	Value
0.76%, 05/08/17 (i)	4,300	4,289
6.00%, 10/15/36	3,200	3,799
Barclays Bank Plc
7.63%, 11/21/22	2,800	3,189
7.75%, 04/10/23 (i) (v)	12,800	13,664
Cantor Fitzgerald LP, 6.50%, 06/17/22 (p) (q)	11,100	11,551
Capital One NA, 1.51%, 08/17/18 (i)	22,500	22,665
Citigroup Inc., 1.28%, 04/01/16 - 07/25/16 (i)	8,600	8,597
Credit Suisse Group Funding Guernsey Ltd., 3.75%, 03/26/25 (r)	18,350	17,728
Ford Motor Credit Co. LLC
4.21%, 04/15/16	6,794	6,848
1.10%, 01/17/17 (i)	19,200	19,052
0.98%, 09/08/17 (i)	700	690
General Electric Capital Corp., 6.37%, 11/15/67 (i)	21,500	22,452
Goldman Sachs Group Inc.
1.06%, 06/04/17 (i)	1,100	1,097
1.71%, 09/15/20 (i)	6,400	6,414
3.50%, 01/23/25	8,470	8,331
3.75%, 05/22/25	9,900	9,970
ICICI Bank Ltd., 4.75%, 11/25/16 (r)	13,600	13,921
JPMorgan Chase & Co.
5.30% (callable at 100 beginning 05/01/20) (m)	6,500	6,476
1.06%, 05/30/17 (i), GBP	9,700	14,168
2.55% - 6.30%, 04/23/19 - 01/24/22	17,300	18,186
3.90%, 07/15/25	12,500	12,873
JPMorgan Chase Bank NA, 6.00%, 10/01/17	4,100	4,384
KBC Bank NV, 8.00%, 01/25/23	10,000	10,888
LBG Capital No.2 Plc, 15.00%, 12/21/19 (v), GBP	12,700	25,275
Lloyds Bank Plc
12.00% (callable at 100 beginning 12/16/24) (m) (r)	21,800	30,886
3.50%, 05/14/25	9,900	9,934
Macquarie Bank Ltd., 6.63%, 04/07/21 (e) (r)	16,100	18,046
Merrill Lynch & Co. Inc., 6.40% - 6.88%, 08/28/17 - 04/25/18	6,900	7,552
National Australia Bank Ltd., 0.96%, 07/23/18 (i) (r)	11,200	11,187
SLM Corp.
8.45%, 06/15/18	11,002	11,580
5.50%, 01/15/19	100	94
Svenska Handelsbanken AB, 2.40%, 10/01/20	22,700	22,536
Wells Fargo & Co.
7.98% (callable at 100 beginning 03/15/18) (m) (v)	20,500	21,294
0.78%, 04/22/19 (i)	1,100	1,089
2.55% - 3.30%, 12/07/20 - 09/09/24	10,800	10,745
Other Securities		174,867

		675,777

HEALTH CARE - 0.6%
Other Securities		26,004

INDUSTRIALS - 0.3%
Hellenic Railways Organization SA, 4.50%, 12/06/16 (q), JPY	1,298,700	9,835
Other Securities		1,753

		11,588

INFORMATION TECHNOLOGY - 0.3%
Baidu Inc., 3.00%, 06/30/20	11,300	11,175
Other Securities		2,254

		13,429

MATERIALS - 0.1%
Other Securities		4,280

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
TELECOMMUNICATION SERVICES - 1.1%
Verizon Communications Inc.
2.25%, 09/14/18 (i)	2,300	2,355
3.65%, 09/14/18	7,300	7,635
3.00%, 11/01/21	3,600	3,591
3.50%, 11/01/24	15,900	15,712
Other Securities		16,278

		45,571

UTILITIES - 0.6%
Dynegy Inc.
6.75%, 11/01/19 (e)	12,600	11,844
7.38%, 11/01/22	6,000	5,220
7.63%, 11/01/24 (e)	2,100	1,795
Other Securities		8,058

		26,917

Total Corporate Bonds and Notes (cost $983,501)		957,276

VARIABLE RATE SENIOR LOAN INTERESTS - 0.2% (i)

CONSUMER DISCRETIONARY - 0.1%
Other Securities		1,966

HEALTH CARE - 0.1%
Other Securities		5,800

Total Variable Rate Senior Loan Interests (cost $7,786)		7,766

GOVERNMENT AND AGENCY OBLIGATIONS - 87.4%

GOVERNMENT SECURITIES - 47.2%

Federal Home Loan Mortgage Corp. - 0.4% (w)
Federal Home Loan Mortgage Corp., 1.25%, 10/02/19	18,500	18,252

Municipals - 4.4%
Dallas Convention Center Hotel Development Corp., 7.09%, 01/01/42	13,800	17,774
Irvine Ranch Water District, 6.62%, 05/01/40	16,800	21,597
State of California
7.50% - 7.95%, 04/01/34 - 04/01/39	25,600	34,163
7.60%, 11/01/40	11,100	16,475
Other Securities		101,951

		191,960

Sovereign - 4.8%
Brazil Letras do Tesouro Nacional
0.00%, 07/01/16 (j), BRL	129,800	30,599
0.00%, 10/01/16 (j), BRL	321,000	72,754
Mexico Bonos
8.50%, 12/13/18, MXN	400,000	25,531
8.00%, 06/11/20, MXN	254,200	16,231
Other Securities		62,426

		207,541

Treasury Inflation Index Securities - 17.6%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/17 (n) (o)	16,126	16,090
0.13%, 04/15/20 (n) (o)	18,484	18,235
0.13% - 1.25%, 07/15/20 - 01/15/22 (n) (o)	16,933	17,033
0.25% - 1.13%, 01/15/21 - 01/15/25 (n)	28,550	27,497
0.63%, 07/15/21 (n)	64,582	64,936
0.13%, 07/15/22 (n) (o)	42,921	41,563
2.38%, 01/15/25 (n)	129,204	146,656
0.38%, 07/15/25 (n)	27,681	26,754
2.00%, 01/15/26 (n)	88,555	98,217
2.38%, 01/15/27 (n)	108,974	125,751
1.75%, 01/15/28 (n)	89,687	97,804
0.75% - 3.88%, 04/15/28 - 02/15/45 (n)	26,366	24,123
2.50%, 01/15/29 (n)	47,966	56,709

		761,368

	Shares/Par †	Value
U.S. Treasury Securities - 20.0%
U.S. Treasury Bond
4.25%, 05/15/39	18,800	23,181
4.50%, 08/15/39	13,400	17,119
4.38%, 11/15/39	25,000	31,377
2.88% - 4.63%, 02/15/40 - 05/15/44	59,400	65,983
3.00%, 05/15/42	28,400	28,516
2.75%, 08/15/42	28,700	27,374
2.75%, 11/15/42	45,400	43,196
3.13%, 02/15/43	63,600	65,052
3.13%, 08/15/44	83,100	84,761
3.00%, 11/15/44	34,100	33,910
2.50%, 02/15/45	100,100	89,629
2.88%, 08/15/45	85,400	82,781
3.00%, 11/15/45	44,800	44,581
U.S. Treasury Note
0.63%, 09/30/17 (o)	17,000	16,883
2.00% - 2.50%, 08/31/21 - 05/15/24 (o)	13,000	13,274
1.75%, 09/30/22	17,700	17,349
2.75%, 02/15/24	21,000	21,873
2.38%, 08/15/24	36,300	36,676
2.25%, 11/15/24 (o)	121,700	121,629

		865,144

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 40.2%

Federal Home Loan Mortgage Corp. - 2.7%
Federal Home Loan Mortgage Corp.
6.00%, 03/01/16 - 08/01/16	—	—
5.50% - 6.00%, 05/01/26 - 08/15/40	12,369	13,856
2.61%, 07/01/27 (i)	1	1
3.50%, 02/15/45, TBA (g)	23,000	23,618
3.50%, 01/15/46, TBA (g)	31,000	31,901
4.50% - 6.00%, 01/15/46, TBA (g)	14,000	15,126
4.00%, 02/15/46, TBA (g)	18,000	18,974
REMIC, 7.00%, 05/15/23	76	83
REMIC, 0.46% - 1.44%, 11/15/30 - 02/25/45 (i)	661	660
REMIC, 3.50% - 4.50%, 03/15/34 - 01/15/42	11,077	11,672

		115,891

Federal National Mortgage Association - 33.4%
Federal National Mortgage Association
4.00% - 6.00%, 05/01/16 - 12/01/18	7,009	7,244
2.31% - 6.00%, 03/01/19 - 12/01/25	74,381	78,028
2.87% - 6.50%, 01/01/26 - 07/01/42	169,073	187,056
3.00%, 01/15/31, TBA (g)	44,000	45,318
3.50% - 6.00%, 01/15/31 - 01/15/46, TBA (g)	20,000	21,337
1.44% - 2.06%, 01/01/35 - 06/01/43 (i)	1,153	1,198
6.00%, 01/01/37	15	17
6.00%, 05/01/41	30,792	34,809
3.00%, 01/15/46, TBA (g)	48,000	47,983
3.50%, 01/15/46, TBA (g)	65,000	67,041
4.00%, 01/15/46, TBA (g)	187,100	197,935
4.50%, 01/15/46, TBA (g)	91,000	98,252
5.00%, 01/15/46, TBA (g)	62,000	68,236
5.50%, 01/15/46, TBA (g)	38,000	42,357
3.00%, 02/15/46, TBA (g)	26,000	25,939
3.50%, 02/15/46, TBA (g)	204,000	209,967
4.00%, 02/15/46, TBA (g)	226,000	238,646
4.50%, 02/15/46, TBA (g)	63,000	67,917
REMIC, 5.00% - 6.50%, 04/25/33 - 12/25/42	181	198
REMIC, 0.48% - 2.33%, 05/25/35 - 03/25/44 (i)	7,865	7,903

		1,447,381

Government National Mortgage Association - 4.1%
Government National Mortgage Association
1.75% - 2.00%, 05/20/26 - 02/20/32 (i)	103	106

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
5.00%, 02/15/38 - 07/15/41	30,497	33,737
3.00% - 4.00%, 01/15/46, TBA (g)	39,000	40,457
3.50%, 02/15/46, TBA (g)	19,000	19,754
4.00%, 02/15/46, TBA (g)	29,000	30,726
REMIC, 0.79% - 0.81%, 07/20/65 - 09/20/65 (i)	54,877	54,356

		179,136

Small Business Administration Participation Certificates - 0.0%
Other Securities		246

Total Government and Agency Obligations (cost $3,837,214)		3,786,919

PREFERRED STOCKS - 0.1%

FINANCIALS - 0.1%
Wells Fargo & Co., 7.50% - Series L (m)	5	5,559

Total Preferred Stocks (cost $5,814)		5,559

PURCHASED OPTIONS - 0.1%
Other Securities		3,001

Total Purchased Options (cost $6,717)		3,001

TRUST PREFERREDS - 0.4%

FINANCIALS - 0.4%
GMAC Capital Trust I, 8.13%, (callable at 25 beginning 02/15/16)	694	17,587

Total Trust Preferreds (cost $17,377)		17,587

OTHER EQUITY INTERESTS - 0.0%
Other Securities		—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 5.4%

Certificates of Deposit - 0.6%
Other Securities		26,390

Commercial Paper - 0.5%
Ford Motor Credit Co. LLC, 1.07%, 01/07/16 (r)	9,000	8,998
Other Securities		10,997

		19,995

Federal Home Loan Bank - 0.1% (w)
Other Securities		5,597

Securities Lending Collateral - 0.5%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	21,877	21,877

Treasury Securities - 3.7%
Brazil Letras do Tesouro Nacional, 0.00%, 04/01/16, BRL	650,600	158,984
U.S. Treasury Bill, 0.01%, 01/14/16 - 01/28/16	3,419	3,419

		162,403

Total Short Term Investments (cost $270,675)		236,262

Total Investments - 131.5% (cost $5,805,597)		5,698,139
Other Assets and Liabilities, Net - (31.5%)		(1,364,209)

Total Net Assets - 100.0%		$4,333,930

	Shares/Par †	Value
JNL/PPM America Floating Rate Income Fund * (t)

CORPORATE BONDS AND NOTES - 3.8%

CONSUMER DISCRETIONARY - 0.7%
ARAMARK Services Inc., 5.13%, 01/15/24 (r)	$204	$208
Argos Merger Sub Inc., 7.13%, 03/15/23 (r)	247	245
MGM Resorts International, 6.75%, 10/01/20	804	826
WideOpenWest Finance LLC, 10.25%, 07/15/19	1,000	944
Other Securities		8,459

		10,682

CONSUMER STAPLES - 0.4%
Other Securities		5,782

ENERGY - 0.5%
Other Securities		7,149

FINANCIALS - 0.4%
Other Securities		6,323

HEALTH CARE - 0.6%
Other Securities		9,438

INDUSTRIALS - 0.2%
Other Securities		3,456

INFORMATION TECHNOLOGY - 0.4%
Other Securities		5,497

MATERIALS - 0.1%
Other Securities		1,872

TELECOMMUNICATION SERVICES - 0.2%
Other Securities		3,508

UTILITIES - 0.3%
Other Securities		3,979

Total Corporate Bonds and Notes (cost $66,940)		57,686

VARIABLE RATE SENIOR LOAN INTERESTS - 88.1% (i)

CONSUMER DISCRETIONARY - 26.1%
1011778 B.C. Unltd. Liability Co. Term Loan B-2, 3.75%, 12/10/21	9,787	9,689
Acosta Inc. Term Loan B-1, 4.25%, 09/26/21	7,736	7,341
Advantage Sales and Marketing Inc. 1st Lien New Term Loan, 4.25%, 07/11/21	7,411	7,112
Advantage Sales and Marketing Inc. 2nd Lien Term Loan, 7.50%, 07/10/22	900	802
ARAMARK Corp. Extended Term Loan, 3.65%, 07/26/16	54	54
ARAMARK Corp. Term Loan, 3.65%, 07/26/16	32	32
ARAMARK Corp. Term Loan E, 3.25%, 09/21/19	5,147	5,132
ARAMARK Corp. Term Loan F, 3.25%, 02/21/21	1,928	1,907
Caesars Entertainment Resort Properties LLC 1st Lien Term Loan, 7.00%, 10/11/20	4,410	3,994
Caesars Growth Properties Holdings LLC 1st Lien Term Loan, 6.25%, 04/10/21	3,122	2,732
Charter Communications Operating LLC Term Loan E, 3.00%, 04/25/20	4,774	4,679
Charter Communications Operating LLC Term Loan F, 3.00%, 12/31/20	461	451
Charter Communications Operating LLC Term Loan H, 3.25%, 07/23/21	1,915	1,896
Charter Communications Operating LLC Term Loan I, 3.50%, 01/30/23	1,149	1,147

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Chrysler Group LLC Term Loan B
3.50%, 05/24/17	4,881	4,860
3.25%, 12/31/18	2,456	2,430
Citycenter Holdings LLC Term Loan B, 4.25%, 10/09/20	7,998	7,930
Delta 2 Lux SARL 2nd Lien Term Loan, 7.75%, 07/29/22	1,250	1,149
Delta 2 Lux SARL Term Loan B-3, 4.75%, 07/30/21	8,137	7,848
MGM Resorts International Term Loan B
3.50%, 12/20/19	2,459	2,422
3.50%, 12/20/19	1,377	1,356
3.50%, 12/20/19	5,140	5,063
Neiman Marcus Group Inc. Term Loan, 4.25%, 10/25/20	7,863	6,939
Numericable U.S. LLC Term Loan B-1, 4.50%, 04/25/20	4,249	4,083
Numericable U.S. LLC Term Loan B-2, 4.50%, 04/25/20	3,685	3,541
Numericable U.S. LLC Term Loan B-5, 4.00%, 07/27/22	2,760	2,633
PetSmart Inc. Term Loan B-1, 4.25%, 03/10/22	10,503	10,211
ServiceMaster Co. LLC Term Loan, 4.25%, 06/27/21	8,773	8,664
Univision Communications Inc. Incremental Term Loan, 4.00%, 03/01/20	9,632	9,408
Univision Communications Inc. Replacement 1st Lien Term Loan, 4.00%, 03/01/20	5,922	5,786
WideOpenWest Finance LLC Term Loan B, 4.50%, 04/01/19	6,600	6,350
Ziggo BV Term Loan B-1
3.50%, 01/15/22	2,448	2,375
3.50%, 01/15/22	510	495
Ziggo BV Term Loan B-2, 3.50%, 01/15/22	1,906	1,849
Ziggo BV Term Loan B-3, 3.50%, 01/15/22	3,135	3,041
Other Securities		248,777

		394,178

CONSUMER STAPLES - 4.6%
Albertson’s LLC 1st Lien Term Loan B, 0.00%, 12/09/22 (z)	1,780	1,768
Albertson’s LLC Delayed Draw Term Loan, 5.38%, 03/21/19	3,000	2,987
Albertson’s LLC Term Loan B-2, 5.38%, 05/21/19	3,257	3,243
Albertson’s LLC Term Loan B-4, 5.50%, 08/10/21	4,466	4,423
BJ’s Wholesale Club Inc. Term Loan B, 4.50%, 11/01/19	7,364	7,038
Reynolds Group Holdings Inc. Incremental Term Loan
4.50%, 12/26/18	1,716	1,697
4.50%, 12/26/18	3,329	3,292
4.50%, 12/26/18	2,825	2,794
U.S. Foodservice Inc. Term Loan, 4.50%, 03/31/19	6,825	6,728
Other Securities		36,278

		70,248

ENERGY - 4.4%
Energy Future Intermediate Holding Co. LLC DIP New Money Term Loan, 4.25%, 06/10/16	12,500	12,441
Other Securities		54,297

		66,738

	Shares/Par †	Value
FINANCIALS - 7.2%
Asurion LLC 2nd Lien Term Loan
8.50%, 03/03/21	193	163
8.50%, 03/03/21	727	617
Asurion LLC Incremental Term Loan B, 5.00%, 07/29/22	6,809	6,210
Asurion LLC Incremental Term Loan B-2, 4.25%, 06/20/20	1,867	1,700
Asurion LLC Term Loan B-1, 5.00%, 05/24/19	3,038	2,840
Avago Technologies Cayman Finance 1st Lien Term Loan B-1, 0.00%, 12/31/22 (z)	11,125	10,993
DTZ US Borrower LLC 1st Lien Term Loan, 4.25%, 11/04/21	5,367	5,228
DTZ US Borrower LLC 1st Lien Term Loan B, 4.25%, 11/04/21	1,796	1,750
Hub International Ltd. Initial Term Loan, 4.00%, 09/17/20	7,860	7,398
INEOS Finance Plc Term Loan, 4.25%, 03/31/22	1,786	1,719
INEOS US Finance LLC New Term Loan, 3.75%, 05/14/18	8,447	8,213
Realogy Corp. Extended Synthetic LC Term Loan, 4.40%, 10/10/16 (f)	33	33
Realogy Corp. New Term Loan B, 3.75%, 03/05/20	7,903	7,830
Other Securities		53,769

		108,463

HEALTH CARE - 10.2%
Community Health Systems Inc. Term Loan G, 3.75%, 12/14/19	7,307	7,111
IMS Health Inc. New Term Loan B
3.50%, 03/17/21	3,009	2,934
3.50%, 03/17/21	3,635	3,544
3.50%, 03/17/21	961	937
MPH Acquisition Holdings LLC Term Loan, 3.75%, 03/21/21	9,223	8,962
Other Securities		130,942

		154,430

INDUSTRIALS - 11.4%
Axalta Coating Systems US Holdings Inc. Term Loan B, 3.75%, 02/03/20	6,993	6,918
Brickman Group Holdings Inc. 1st Lien Term Loan, 4.00%, 12/15/20	8,345	8,065
Novelis Inc. Initial Term Loan, 4.00%, 06/05/22	7,423	7,062
Rexnord LLC 1st Lien Term Loan B
4.00%, 08/23/20	9,780	9,456
4.00%, 08/23/20	506	489
TransDigm Group Inc. Term Loan E, 3.50%, 05/13/22	2,085	2,015
TransDigm Inc. Term Loan C, 3.75%, 02/28/20	6,193	6,032
Other Securities		133,033

		173,070

INFORMATION TECHNOLOGY - 8.8%
CDW LLC Incremental Term Loan, 3.25%, 04/24/20	945	920
CDW LLC Senior Term Loan, 3.25%, 04/24/20	8,775	8,542
Dell Inc. Term Loan B-2, 4.00%, 04/29/20	10,813	10,726
First Data Corp. Replacement Term Loan, 3.71%, 03/24/18	10,697	10,544
First Data Corp. Replacement Term Loan B, 3.71%, 09/24/18	1,000	985
First Data Corp. Term Loan, 4.21%, 03/24/21	1,129	1,123
Infor (US) Inc. Term Loan B-3, 3.75%, 05/23/20	476	446
Other Securities		100,256

		133,542

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
MATERIALS - 10.1%
Berry Plastics Corp. Incremental Term Loan D
3.50%, 02/08/20	9,694	9,493
3.50%, 02/08/20	4	3
FMG Resources (August 2006) Pty Ltd. Term Loan B, 4.25%, 06/30/19	12,636	9,336
Infor (US) Inc. Term Loan B-5, 3.75%, 06/03/20	7,935	7,432
Univar Inc. Initial Dollar Term Loan
4.25%, 06/25/22	5,850	5,651
4.25%, 06/25/22	5,850	5,651
Univar Inc. Term Loan B, 0.00%, 06/30/17 (z)	—	—
Other Securities		115,066

		152,632

TELECOMMUNICATION SERVICES - 4.7%
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19	9,628	9,085
Level 3 Financing Inc. Term Loan, 4.00%, 01/14/20	9,000	8,963
Level 3 Financing Inc. Term Loan B-2, 3.50%, 05/31/22	2,700	2,655
Neptune Finco Corp. Term Loan B, 5.00%, 09/16/22	9,300	9,274
SBA Senior Finance II LLC Term Loan, 3.25%, 03/24/21	6,895	6,740
Zayo Group LLC Term Loan, 3.75%, 07/14/19	6,857	6,733
Other Securities		27,979

		71,429

UTILITIES - 0.6%
Calpine Construction Finance Co. LP Term Loan B-1, 3.00%, 05/03/20	975	915
Calpine Construction Finance Co. LP Term Loan B-2, 3.25%, 01/03/22	975	922
Calpine Corp. Term Loan B-3, 4.00%, 10/05/19	484	471
Calpine Corp. Term Loan B-5, 3.50%, 05/23/22	3,582	3,408
Calpine Corp. Term Loan B-6, 4.00%, 01/15/23	800	764
Other Securities		1,932

		8,412

Total Variable Rate Senior Loan Interests (cost $1,436,389)		1,333,142

SHORT TERM INVESTMENTS - 8.1%

Investment Company - 8.1%
State Street Institutional Liquid Reserves Fund, 0.22% (h)	121,662	121,662

Total Short Term Investments (cost $121,662)		121,662

Total Investments - 100.0% (cost $1,624,991)		1,512,490
Other Assets and Liabilities, Net - 0.0%		63

Total Net Assets - 100.0%		$1,512,553

JNL/PPM America High Yield Bond Fund *

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.9%
Other Securities		22,514

Total Non-U.S. Government Agency Asset- Backed Securities (cost $22,304)		22,514

CORPORATE BONDS AND NOTES - 74.9%

CONSUMER DISCRETIONARY - 19.6%
AMC Entertainment Inc., 5.75%, 06/15/25	12,000	12,060
AMC Networks Inc., 4.75%, 12/15/22 (e)	3,000	3,000

	Shares/Par †	Value
Beazer Homes USA Inc.
5.75%, 06/15/19 (e)	3,977	3,659
7.50%, 09/15/21 (e)	14,382	13,195
Caesars Entertainment Operating Co. Inc., 9.00%, 02/15/20 (c) (d)	7,000	5,320
Caesars Entertainment Resort Properties LLC, 11.00%, 10/01/21	3,000	2,715
CCO Holdings LLC
5.13%, 02/15/23	6,000	6,007
5.38%, 05/01/25 (e) (r)	12,000	11,940
5.88%, 05/01/27 (e) (r)	6,000	5,970
Churchill Downs Inc.
5.38%, 12/15/21	5,730	5,744
5.38%, 12/15/21 (r)	6,004	6,019
MGM Resorts International, 6.75%, 10/01/20	4,000	4,110
Sally Holdings LLC
5.50%, 11/01/23	6,085	6,222
5.63%, 12/01/25	5,000	5,050
Schaeffler Finance BV, 4.25%, 05/15/21 (e) (r)	8,077	8,016
Schaeffler Holding Finance BV, 6.88%, 08/15/18 (r) (y)	4,865	5,011
Toys R Us Inc., 10.38%, 08/15/17	8,286	5,842
WideOpenWest Finance LLC
10.25%, 07/15/19	14,175	13,385
13.38%, 10/15/19	9,475	8,859
Other Securities		331,499

		463,623

CONSUMER STAPLES - 3.1%
Diamond Foods Inc., 7.00%, 03/15/19 (r)	5,000	5,162
Other Securities		67,691

		72,853

ENERGY - 8.5%
Calumet Specialty Products Partners LP
6.50%, 04/15/21	8,250	7,178
7.63%, 01/15/22	4,000	3,400
7.75%, 04/15/23 (r)	3,000	2,550
CITGO Holding Inc., 10.75%, 02/15/20 (r)	14,690	14,249
Energy Transfer Partners LP
4.05%, 03/15/25	2,396	1,969
4.90%, 03/15/35	10,000	7,267
5.15%, 03/15/45	4,322	3,055
Ithaca Energy Inc., 8.13%, 07/01/19 (e) (p) (q)	16,602	12,285
Transocean Inc.
7.13%, 12/15/21 (e) (l)	8,000	5,170
4.30%, 10/15/22 (l)	6,625	3,511
7.50%, 04/15/31	7,000	3,990
Other Securities		138,006

		202,630

FINANCIALS - 10.7%
Ally Financial Inc.
3.60%, 05/21/18	5,000	5,000
3.75%, 11/18/19	6,000	5,917
4.13%, 03/30/20	4,000	3,980
4.63%, 05/19/22 (e)	5,000	5,025
4.63%, 03/30/25 (e)	5,000	4,937
5.75%, 11/20/25	12,500	12,656
Goldman Sachs Group Inc., 5.38%, (callable at 100 beginning 05/10/20) (m)	12,559	12,481
International Lease Finance Corp.
8.25%, 12/15/20 (e)	3,003	3,551
4.63%, 04/15/21	9,897	10,144
8.63%, 01/15/22	3,000	3,630
JPMorgan Chase & Co.
5.30% (callable at 100 beginning 05/01/20) (m)	15,000	14,944

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
7.90% (callable at 100 beginning 04/30/18) (m)	1,464	1,490
Royal Bank of Scotland Group Plc
7.50% (callable at 100 beginning 08/10/20) (e) (m) (v)	8,929	9,297
8.00% (callable at 100 beginning 08/10/25) (e) (m) (v)	5,422	5,734
5.13%, 05/28/24	6,000	6,081
Stena AB, 7.00%, 02/01/24 (r)	8,993	7,644
Stena International SA, 5.75%, 03/01/24 (r)	7,500	6,300
Wells Fargo & Co., 5.87%, (callable at 100 beginning 06/15/25) (e) (m)	8,046	8,468
ZF North America Capital Inc.
4.00%, 04/29/20 (e) (r)	3,334	3,362
4.50%, 04/29/22 (r)	1,854	1,812
4.75%, 04/29/25 (r)	8,030	7,649
Other Securities		112,683

		252,785

HEALTH CARE - 8.2%
HCA Inc.
3.75%, 03/15/19	3,115	3,138
6.50%, 02/15/20	4,000	4,358
7.50%, 02/15/22	3,000	3,323
4.75%, 05/01/23	9,739	9,642
5.88%, 05/01/23	6,000	6,150
5.38%, 02/01/25	10,000	9,875
5.88%, 02/15/26	5,000	5,019
Tenet Healthcare Corp.
5.00%, 03/01/19	4,800	4,428
6.00%, 10/01/20	2,281	2,401
8.13%, 04/01/22	7,855	7,835
6.75%, 06/15/23 (e)	11,052	10,251
Valeant Pharmaceuticals International Inc., 5.63%, 12/01/21 (r)	4,183	3,848
VRX Escrow Corp.
5.88%, 05/15/23 (r)	8,000	7,140
6.13%, 04/15/25 (r)	7,198	6,424
Other Securities		111,534

		195,366

INDUSTRIALS - 5.6%
Bombardier Inc.
6.00%, 10/15/22 (r)	9,089	6,371
6.13%, 01/15/23 (r)	1,872	1,292
7.50%, 03/15/25 (r)	13,575	9,503
Meritor Inc.
6.75%, 06/15/21	3,000	2,760
6.25%, 02/15/24	10,474	8,955
Other Securities		105,145

		134,026

INFORMATION TECHNOLOGY - 5.3%
Ancestry.com Inc.
9.63%, 10/15/18 (e) (r) (y)	9,334	9,194
11.00%, 12/15/20	7,000	7,472
First Data Corp.
7.00%, 12/01/23 (r)	5,556	5,556
5.75%, 01/15/24 (r)	7,000	6,895
Hewlett Packard Enterprise Co.
4.90%, 10/15/25 (r)	4,108	4,034
6.20%, 10/15/35 (r)	3,399	3,274
6.35%, 10/15/45 (r)	4,500	4,272
Micron Technology Inc.
5.25%, 08/01/23 (r)	10,000	8,975
5.25%, 01/15/24 (r)	5,000	4,400
5.63%, 01/15/26 (r)	5,000	4,325
ViaSat Inc., 6.88%, 06/15/20	17,000	17,637
Other Securities		50,249

		126,283

	Shares/Par †	Value

MATERIALS - 5.4%
Ardagh Finance Holdings SA, 8.63%, 06/15/19 (e) (r) (y)	5,820	5,736
Ardagh Packaging Finance Plc
6.25%, 01/31/19 (r)	5,000	4,800
6.75%, 01/31/21 (r)	3,000	2,880
Cemex SAB de CV
7.25%, 01/15/21 (e) (r)	7,000	6,738
5.70%, 01/11/25 (e) (r)	11,719	9,800
FMG Resources August 2006 Pty Ltd.
8.25%, 11/01/19 (e) (r)	12,859	10,207
9.75%, 03/01/22 (e) (r)	4,369	3,998
6.88%, 04/01/22 (e) (r)	10,000	6,150
Other Securities		77,054

		127,363

TELECOMMUNICATION SERVICES - 6.8%
Frontier Communications Corp.
8.50%, 04/15/20	5,718	5,732
8.75%, 04/15/22	1,295	1,198
10.50%, 09/15/22 (r)	3,453	3,431
11.00%, 09/15/25 (r)	3,453	3,418
9.00%, 08/15/31	4,429	3,754
Neptune Finco Corp., 10.88%, 10/15/25 (r)	6,000	6,285
Sprint Capital Corp.
6.90%, 05/01/19	18,000	14,670
6.88%, 11/15/28	15,000	10,500
T-Mobile USA Inc.
6.13%, 01/15/22	2,000	2,055
6.00%, 03/01/23 (e)	3,000	3,037
6.84%, 04/28/23	654	677
6.50%, 01/15/24 (e)	5,000	5,100
6.50%, 01/15/26	5,905	5,961
Zayo Group LLC, 6.00%, 04/01/23	14,111	13,335
Other Securities		81,813

		160,966

UTILITIES - 1.7%
AES Corp.
3.41%, 06/01/19 (i)	4,866	4,465
4.88%, 05/15/23	987	864
5.50%, 04/15/25	23,000	20,297
Other Securities		14,665

		40,291

Total Corporate Bonds and Notes (cost $2,101,708)		1,776,186

VARIABLE RATE SENIOR LOAN INTERESTS - 7.3% (i)

CONSUMER DISCRETIONARY - 3.0%
Caesars Growth Properties Holdings LLC 1st Lien Term Loan, 6.25%, 04/10/21	4,689	4,102
Cowlitz Tribal Gaming Authority Term Loan B, 12.75%, 12/01/21 (f)	19,490	18,321
Harrah’s Operating Company Inc. Term Loan B-7, 13.00%, 01/28/18 (c) (d)	2,239	1,854
Other Securities		46,230

		70,507

CONSUMER STAPLES - 0.3%
Other Securities		6,661

ENERGY - 1.4%
Other Securities		33,648

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
FINANCIALS - 0.3%
Toys R Us Property Co. I LLC Term Loan, 6.00%, 08/21/19	6,167	5,386
Other Securities		2,025

		7,411

HEALTH CARE - 0.3%
Valeant Pharmaceuticals International Inc. Term Loan B, 4.00%, 03/13/22	2,303	2,210
Other Securities		5,062

		7,272

INDUSTRIALS - 0.9%
Other Securities		22,214

MATERIALS - 0.7%
Stardust Finance Holdings Inc. Junior Lien Term Loan, 10.50%, 03/04/23 (f)	6,400	6,080
Stardust Finance Holdings Inc. Senior Lien Term Loan, 6.50%, 03/05/22	6,942	6,699
Other Securities		2,756

		15,535

TELECOMMUNICATION SERVICES - 0.4%
Neptune Finco Corp. Term Loan B, 4.75%, 09/16/22	10,000	9,972

Total Variable Rate Senior Loan Interests (cost $187,803)		173,220

GOVERNMENT AND AGENCY OBLIGATIONS - 2.1%

GOVERNMENT SECURITIES - 2.1%

U.S. Treasury Securities - 2.1%
U.S. Treasury Bond, 3.00%, 05/15/45	49,400	49,080

Total Government and Agency Obligations (cost $50,578)		49,080

COMMON STOCKS - 6.2%

CONSUMER DISCRETIONARY - 2.2%
AMC Networks Inc. - Class A (c)	120	8,962
MGM Resorts International (c)	475	10,792
Other Securities		32,439

		52,193

CONSUMER STAPLES - 0.8%
Diamond Foods Inc. (c)	194	7,494
Other Securities		10,506

		18,000

ENERGY - 0.3%
Other Securities		8,038

FINANCIALS - 0.6%
JPMorgan Chase & Co.	100	6,603
Wells Fargo & Co.	100	5,436
Other Securities		3,305

		15,344

HEALTH CARE - 0.7%
Valeant Pharmaceuticals International Inc. (c)	75	7,624
Other Securities		7,898

		15,522

INDUSTRIALS - 0.6%
Other Securities		15,361

INFORMATION TECHNOLOGY - 0.2%
Other Securities		3,995

	Shares/Par †	Value
MATERIALS - 0.8%
Other Securities		19,115

Total Common Stocks (cost $147,529)		147,568

PREFERRED STOCKS - 0.5%

ENERGY - 0.4%
Other Securities		8,040

FINANCIALS - 0.1%
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/23) (e) (m)	39	1,010
Other Securities		1,986

		2,996

Total Preferred Stocks (cost $17,381)		11,036

INVESTMENT COMPANIES - 3.7%
SPDR Barclays High Yield Bond ETF (e)	2,200	74,614
Other Securities		13,906

Total Investment Companies (cost $96,542)		88,520

OTHER EQUITY INTERESTS - 0.6%
Other Securities		14,071

Total Other Equity Interests (cost $17,423)		14,071

SHORT TERM INVESTMENTS - 10.0%

Investment Company - 2.2%
JNL Money Market Fund, 0.19% (a) (h)	51,674	51,674

Securities Lending Collateral - 7.8%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	183,789	183,789

Total Short Term Investments (cost $235,463)		235,463

Total Investments - 106.2% (cost $2,876,731)		2,517,658
Other Assets and Liabilities, Net - (6.2%)		(146,477)

Total Net Assets - 100.0%		$2,371,181

JNL/PPM America Mid Cap Value Fund

COMMON STOCKS - 99.4%

CONSUMER DISCRETIONARY - 20.4%
American Axle & Manufacturing Holdings Inc. (c)	422	$7,998
Best Buy Co. Inc.	177	5,383
Foot Locker Inc.	131	8,501
Helen of Troy Ltd. (c)	72	6,777
Macy’s Inc.	241	8,427
Meredith Corp.	162	6,998
Newell Rubbermaid Inc.	120	5,285
Royal Caribbean Cruises Ltd.	84	8,502
Tupperware Brands Corp. (e)	161	8,948
Viacom Inc. - Class B	85	3,486

		70,305

CONSUMER STAPLES - 2.5%
Ingredion Inc.	91	8,673

ENERGY - 8.5%
Diamond Offshore Drilling Inc. (e)	316	6,672
Helix Energy Solutions Group Inc. (c)	1,402	7,373
Patterson-UTI Energy Inc.	469	7,074
Superior Energy Services Inc.	614	8,264

		29,383

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
FINANCIALS - 19.7%
Allstate Corp.	117	7,252
American Financial Group Inc.	126	9,068
Astoria Financial Corp.	513	8,131
FirstMerit Corp.	451	8,409
Hartford Financial Services Group Inc.	201	8,722
Janus Capital Group Inc.	636	8,959
Lincoln National Corp.	167	8,399
Reinsurance Group of America Inc.	101	8,666

		67,606

HEALTH CARE - 8.4%
Alere Inc. (c)	154	6,024
CIGNA Corp.	60	8,824
Hill-Rom Holdings Inc.	144	6,925
Lifepoint Health Inc. (c)	97	7,098

		28,871

INDUSTRIALS - 13.3%
Esterline Technologies Corp. (c)	79	6,383
GATX Corp.	120	5,098
Kennametal Inc.	385	7,386
Spirit Aerosystems Holdings Inc. - Class A (c)	180	8,993
Steelcase Inc. - Class A	365	5,441
Terex Corp.	351	6,485
Textron Inc.	143	6,007

		45,793

INFORMATION TECHNOLOGY - 12.4%
Applied Materials Inc.	365	6,818
Avnet Inc. (e)	201	8,607
Belden Inc.	182	8,682
ExlService Holdings Inc. (c)	80	3,603
Fairchild Semiconductor International Inc. (c)	294	6,085
SYNNEX Corp.	38	3,372
Teradyne Inc.	258	5,333

		42,500

MATERIALS - 9.7%
Allegheny Technologies Inc. (e)	293	3,291
Ashland Inc.	49	5,001
Nucor Corp.	89	3,571
Olin Corp.	357	6,167
Reliance Steel & Aluminum Co.	137	7,916
Steel Dynamics Inc.	421	7,529

		33,475

UTILITIES - 4.5%
Edison International	143	8,449
PNM Resources Inc.	228	6,958

		15,407

Total Common Stocks (cost $353,853)		342,013

SHORT TERM INVESTMENTS - 1.7%

Investment Company - 0.5%
JNL Money Market Fund, 0.19% (a) (h)	1,573	1,573

Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	4,137	4,137

Total Short Term Investments (cost $5,710)		5,710

Total Investments - 101.1% (cost $359,563)		347,723
Other Assets and Liabilities, Net - (1.1%)		(3,845)

Total Net Assets - 100.0%		$343,878

	Shares/Par †	Value
JNL/PPM America Small Cap Value Fund

COMMON STOCKS - 99.7%

CONSUMER DISCRETIONARY - 21.3%
American Axle & Manufacturing Holdings Inc. (c)	496	$9,398
Bob Evans Farms Inc.	224	8,702
Foot Locker Inc.	59	3,860
Helen of Troy Ltd. (c)	101	9,472
Jakks Pacific Inc. (c) (e)	700	5,574
Meredith Corp.	232	10,021
Skechers U.S.A. Inc. - Class A (c)	247	7,459
Superior Industries International Inc.	522	9,617
Tower International Inc.	270	7,700
Tupperware Brands Corp. (e)	173	9,628

		81,431

CONSUMER STAPLES - 3.7%
Cott Corp.	796	8,745
Ingredion Inc.	55	5,290

		14,035

ENERGY - 7.8%
Helix Energy Solutions Group Inc. (c)	1,633	8,589
Patterson-UTI Energy Inc.	555	8,365
Superior Energy Services Inc. (e)	690	9,288
W&T Offshore Inc. (c) (e)	1,603	3,702

		29,944

FINANCIALS - 13.5%
American Financial Group Inc.	99	7,158
Astoria Financial Corp.	624	9,897
FirstMerit Corp.	507	9,457
Independent Bank Corp.	209	9,737
Janus Capital Group Inc.	678	9,547
Reinsurance Group of America Inc.	65	5,552

		51,348

HEALTH CARE - 9.7%
Alere Inc. (c)	245	9,577
Greatbatch Inc. (c)	147	7,707
Hill-Rom Holdings Inc.	198	9,492
Lifepoint Health Inc. (c)	81	5,908
MedAssets Inc. (c)	144	4,440

		37,124

INDUSTRIALS - 19.2%
Aerojet Rocketdyne Holdings Inc. (c)	614	9,614
Apogee Enterprises Inc.	89	3,851
Esterline Technologies Corp. (c)	99	8,027
GATX Corp. (e)	234	9,952
Kennametal Inc. (e)	525	10,078
SkyWest Inc.	488	9,287
Spirit Aerosystems Holdings Inc. - Class A (c)	123	6,134
Steelcase Inc. - Class A	528	7,867
Terex Corp.	450	8,314

		73,124

INFORMATION TECHNOLOGY - 15.0%
Belden Inc.	200	9,526
Benchmark Electronics Inc. (c)	460	9,517
ExlService Holdings Inc. (c)	218	9,808
Fairchild Semiconductor International Inc. (c)	397	8,212
Omnivision Technologies Inc. (c)	225	6,541
SYNNEX Corp.	108	9,694
Teradyne Inc.	198	4,097

		57,395

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
MATERIALS - 6.9%
Allegheny Technologies Inc. (e)	337	3,796
Olin Corp.	546	9,429
Reliance Steel & Aluminum Co.	120	6,943
Steel Dynamics Inc.	350	6,253

		26,421

UTILITIES - 2.6%
PNM Resources Inc.	324	9,911

Total Common Stocks (cost $403,250)		380,733

SHORT TERM INVESTMENTS - 6.6%

Securities Lending Collateral - 6.6%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	25,075	25,075

Total Short Term Investments (cost $25,075)		25,075

Total Investments - 106.3% (cost $428,325)		405,808
Other Assets and Liabilities, Net - (6.3%)		(23,934)

Total Net Assets - 100.0%		$381,874

JNL/PPM America Value Equity Fund

COMMON STOCKS - 99.5%

CONSUMER DISCRETIONARY - 12.6%
Best Buy Co. Inc.	83	$2,540
Comcast Corp. - Class A	55	3,121
General Motors Co.	117	3,976
Macy’s Inc.	101	3,522
Newell Rubbermaid Inc.	35	1,547
Royal Caribbean Cruises Ltd.	17	1,680
Viacom Inc. - Class B	100	4,116

		20,502

CONSUMER STAPLES - 3.3%
Altria Group Inc.	28	1,630
Archer-Daniels-Midland Co.	102	3,752

		5,382

ENERGY - 14.5%
Apache Corp.	84	3,731
Chevron Corp.	46	4,102
Diamond Offshore Drilling Inc. (e)	150	3,154
Halliburton Co.	90	3,057
National Oilwell Varco Inc.	110	3,687
Occidental Petroleum Corp.	61	4,111
Patterson-UTI Energy Inc.	112	1,692

		23,534

FINANCIALS - 25.6%
Allstate Corp.	66	4,073
Bank of America Corp.	192	3,235
Goldman Sachs Group Inc.	23	4,055
Hartford Financial Services Group Inc.	93	4,046
JPMorgan Chase & Co.	62	4,107
Lincoln National Corp.	78	3,915
Morgan Stanley	123	3,903
PNC Financial Services Group Inc.	38	3,584
Travelers Cos. Inc.	33	3,724
U.S. Bancorp	67	2,838
Wells Fargo & Co.	75	4,055

		41,535

HEALTH CARE - 12.6%
AbbVie Inc.	62	3,643

	Shares/Par †	Value
CIGNA Corp.	28	4,141
Gilead Sciences Inc.	40	4,088
Medtronic Plc	22	1,715
Merck & Co. Inc.	53	2,815
Pfizer Inc.	126	4,071

		20,473

INDUSTRIALS - 8.6%
Caterpillar Inc.	60	4,071
Delta Air Lines Inc.	47	2,403
Lockheed Martin Corp.	9	1,998
Spirit Aerosystems Holdings Inc. - Class A (c)	46	2,308
Terex Corp.	79	1,451
Textron Inc.	40	1,684

		13,915

INFORMATION TECHNOLOGY - 14.3%
Apple Inc.	22	2,337
Applied Materials Inc.	173	3,230
Avnet Inc.	46	1,966
Cisco Systems Inc.	149	4,035
HP Inc.	268	3,173
Intel Corp.	85	2,932
International Business Machines Corp.	29	3,964
Microsoft Corp.	30	1,642

		23,279

MATERIALS - 3.8%
Allegheny Technologies Inc.	157	1,761
Ashland Inc.	16	1,623
Nucor Corp.	71	2,869

		6,253

TELECOMMUNICATION SERVICES - 2.5%
AT&T Inc.	120	4,119

UTILITIES - 1.7%
Edison International	47	2,765

Total Common Stocks (cost $160,133)		161,757

SHORT TERM INVESTMENTS - 0.1%

Investment Company - 0.1%
JNL Money Market Fund, 0.19% (a) (h)	142	142

Securities Lending Collateral - 0.0%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	49	49

Total Short Term Investments (cost $191)		191

Total Investments - 99.6% (cost $160,324)		161,948
Other Assets and Liabilities, Net - 0.4%		606

Total Net Assets - 100.0%		$162,554

JNL/Red Rocks Listed Private Equity Fund

COMMON STOCKS - 98.3%

DIVERSIFIED - 12.9%

Holding Companies - Diversified - 12.9%
Ackermans & van Haaren NV	199	$29,267
Remgro Ltd.	502	7,951
Schouw & Co.	376	21,083
Wendel SA	206	24,501

		82,802

FINANCIALS - 80.2%

Closed - End Funds - 14.5%
Graphite Enterprise Trust Plc	859	7,341

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
HBM Healthcare Investments AG - Class A	153	15,591
HgCapital Trust Plc	1,292	21,194
Oakley Capital Investments Ltd. (c)	4,797	10,166
Pantheon International LLC (c)	270	5,240
Pantheon International LLC - Redeemable Shares (c)	473	8,600
SVG Capital Plc (c)	3,405	24,671

		92,803

Diversified Financial Services - 8.1%
Apollo Global Management LLC - Class A	310	4,709
Ares Management LP	443	5,727
Blackstone Group LP	909	26,572
Carlyle Group LP	338	5,276
Intermediate Capital Group Plc	461	4,246
KKR & Co. LP	362	5,653

		52,183

Holding Companies - Diversified - 2.0%
Alleghany Corp. (c)	26	12,497

Investment Companies - 32.9%
3i Group Plc	4,102	29,057
Altamir	884	10,733
Apax Global Alpha Ltd. (c)	5,622	9,821
Ares Capital Corp.	855	12,190
Aurelius SE and Co. KGAA	768	39,890
Eurazeo	355	24,474
Fifth Street Senior Floating Rate Corp. (e)	551	4,722
Grand Parade Investments Ltd.	11,066	3,306
Hosken Consolidated Investments Ltd.	1,048	7,824
Investor AB	618	22,707
IP Group Plc (c)	1,378	4,163
Kinnevik Investment AB - Class B	215	6,625
mutares AG (e)	264	5,017
Oaktree Capital Group LLC - Class A	65	3,121
Onex Corp.	453	27,753

		211,403

Real Estate - 6.5%
Brookfield Asset Management Inc. - Class A	956	30,137
Brookfield Infrastructure Partners LP	313	11,888

		42,025

Venture Capital - 16.2%
Castle Private Equity Ltd. (c)	437	7,153
Electra Private Equity Plc	363	20,110
HarbourVest Global Private Equity Ltd. (c) (e)	2,610	35,097
Ratos AB	1,667	9,614
Riverstone Energy Ltd. (c)	1,143	13,242
Standard Life European Private Equity Trust Plc (e)	6,118	18,998

		104,214

INDUSTRIALS - 4.2%

Miscellaneous Manufacturers - 4.2%
Danaher Corp.	225	20,923
Macquarie Infrastructure Co. LLC	84	6,065

		26,988

INFORMATION TECHNOLOGY - 1.0%
IAC/InterActiveCorp.	103	6,144

Total Common Stocks (cost $562,060)		631,059

SHORT TERM INVESTMENTS - 1.7%

Investment Company - 1.6%
JNL Money Market Fund, 0.19% (a) (h)	10,242	10,242

	Shares/Par †	Value
Securities Lending Collateral - 0.1%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	810	810

Total Short Term Investments (cost $11,052)		11,052

Total Investments - 100.0% (cost $573,112)		642,111
Other Assets and Liabilities, Net - 0.0%		5

Total Net Assets - 100.0%		$642,116

JNL/S&P Competitive Advantage Fund

COMMON STOCKS - 99.8%

CONSUMER DISCRETIONARY - 40.9%
Bed Bath & Beyond Inc. (c)	1,707	$82,367
Chipotle Mexican Grill Inc. - Class A (c)	221	106,172
Delphi Automotive Plc	1,074	92,049
Gap Inc. (e)	3,512	86,758
H&R Block Inc.	1,309	43,614
Michael Kors Holdings Ltd. (c)	2,185	87,523
Nordstrom Inc. (e)	2,295	114,319
O’Reilly Automotive Inc. (c)	358	90,644
Ross Stores Inc.	1,814	97,601
Starbucks Corp.	2,103	126,243
TJX Cos. Inc.	1,820	129,037
Tractor Supply Co.	537	45,906

		1,102,233

CONSUMER STAPLES - 3.7%
Estee Lauder Cos. Inc. - Class A	1,122	98,773

FINANCIALS - 1.6%
T. Rowe Price Group Inc.	607	43,372

HEALTH CARE - 4.6%
Gilead Sciences Inc.	1,220	123,419

INDUSTRIALS - 24.6%
Boeing Co.	883	127,713
C.H. Robinson Worldwide Inc. (e)	713	44,196
Delta Air Lines Inc.	2,765	140,170
Fastenal Co. (e)	1,182	48,263
JB Hunt Transport Services Inc.	589	43,230
Robert Half International Inc.	939	44,244
Southwest Airlines Co.	2,817	121,294
WW Grainger Inc. (e)	469	94,951

		664,061

INFORMATION TECHNOLOGY - 20.1%
Apple Inc.	1,092	114,991
F5 Networks Inc. (c)	904	87,631
International Business Machines Corp.	921	126,814
Linear Technology Corp.	1,051	44,619
Paychex Inc.	885	46,801
Texas Instruments Inc.	2,210	121,156

		542,012

MATERIALS - 4.3%
LyondellBasell Industries NV - Class A	1,349	117,206

Total Common Stocks (cost $2,765,847)		2,691,076

SHORT TERM INVESTMENTS - 9.4%

Investment Company - 0.2%
JNL Money Market Fund, 0.19% (a) (h)	5,986	5,986

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Securities Lending Collateral - 9.2%
Repurchase Agreement with MLP, 0.44% (Collateralized by various publicly traded domestic equities with a value of $49,500) acquired on 11/27/15, due 02/26/16 at $45,050 (q)	$45,000	45,000
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	203,799	203,799

		248,799

Total Short Term Investments (cost $254,785)		254,785

Total Investments - 109.2% (cost $3,020,632)		2,945,861
Other Assets and Liabilities, Net - (9.2%)		(248,316)

Total Net Assets - 100.0%		$2,697,545

JNL/S&P Dividend Income & Growth Fund

COMMON STOCKS - 99.7%

CONSUMER DISCRETIONARY - 12.5%
Macy’s Inc.	4,308	$150,678
McDonald’s Corp.	1,475	174,215
Target Corp. (e)	2,322	168,597

		493,490

CONSUMER STAPLES - 13.2%
Altria Group Inc.	2,923	170,125
Procter & Gamble Co.	2,249	178,628
Wal-Mart Stores Inc.	2,861	175,381

		524,134

ENERGY - 7.8%
Chevron Corp. (e)	1,843	165,829
Helmerich & Payne Inc. (e)	1,363	72,987
National Oilwell Varco Inc.	2,126	71,210

		310,026

FINANCIALS - 4.1%
Kimco Realty Corp.	1,559	41,263
People’s United Financial Inc. (e)	2,366	38,203
Realty Income Corp. (e)	1,600	82,630

		162,096

HEALTH CARE - 12.9%
Eli Lilly & Co.	2,052	172,901
Johnson & Johnson	1,663	170,805
Merck & Co. Inc.	3,176	167,739

		511,445

INDUSTRIALS - 9.5%
Caterpillar Inc. (e)	2,317	157,460
Cummins Inc.	1,187	104,502
Emerson Electric Co.	2,384	114,015

		375,977

INFORMATION TECHNOLOGY - 12.8%
Cisco Systems Inc.	6,178	167,753
International Business Machines Corp.	1,207	166,166
QUALCOMM Inc.	3,450	172,465

		506,384

MATERIALS - 9.0%
Air Products & Chemicals Inc.	579	75,297
Monsanto Co.	1,769	174,289
Praxair Inc.	1,057	108,200

		357,786

	Shares/Par †	Value
TELECOMMUNICATION SERVICES - 10.6%
AT&T Inc. (e)	5,000	172,042
CenturyLink Inc. (e)	2,942	74,014
Verizon Communications Inc.	3,704	171,194

		417,250

UTILITIES - 7.3%
Consolidated Edison Inc. (e)	1,294	83,181
PPL Corp.	2,333	79,620
Southern Co.	2,699	126,296

		289,097

Total Common Stocks (cost $3,929,676)		3,947,685

SHORT TERM INVESTMENTS - 6.1%

Investment Company - 0.2%
JNL Money Market Fund, 0.19% (a) (h)	7,542	7,542

Securities Lending Collateral - 5.9%
Repurchase Agreement with MLP, 0.44% (Collateralized by various publicly traded domestic equities with a value of $99,000) acquired on 11/27/15, due 02/26/16 at $90,100 (q)	$90,000	90,000
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	144,536	144,536

		234,536

Total Short Term Investments (cost $242,078)		242,078

Total Investments - 105.8% (cost $4,171,754)		4,189,763
Other Assets and Liabilities, Net - (5.8%)		(229,962)

Total Net Assets - 100.0%		$3,959,801

JNL/S&P International 5 Fund *

COMMON STOCKS - 99.6%

AUSTRALIA - 7.4%
Other Securities		9,134

BELGIUM - 1.5%
Umicore	26	1,074
Other Securities		721

		1,795

CANADA - 7.6%
Sun Life Financial Inc.	35	1,095
Other Securities		8,210

		9,305

DENMARK - 2.8%
A P Moller - Maersk A/S - Class A	—	491
A P Moller - Maersk A/S - Class B	1	708
Pandora A/S	14	1,737
Other Securities		530

		3,466

FINLAND - 3.3%
Kone Oyj - Class B (e)	27	1,131
Sampo Oyj	25	1,259
Other Securities		1,595

		3,985

FRANCE - 5.7%
Compagnie Generale des Etablissements Michelin	13	1,256
Orange SA	68	1,130
Sanofi SA	13	1,074

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Unibail-Rodamco SE	4	1,075
Vivendi SA	51	1,088
Other Securities		1,387

		7,010

GERMANY - 3.5%
Allianz SE	7	1,313
Muenchener Rueckversicherungs AG	6	1,203
Siemens AG	11	1,078
Other Securities		752

		4,346

HONG KONG - 1.0%
Other Securities		1,187

ISRAEL - 0.8%
Other Securities		1,021

ITALY - 3.6%
Assicurazioni Generali SpA	61	1,107
Atlantia SpA	48	1,265
Mediaset SpA	273	1,133
Other Securities		964

		4,469

JAPAN - 24.3%
AEON Co. Ltd.	85	1,305
Daiichi Sankyo Co. Ltd.	58	1,193
Dena Co. Ltd.	68	1,057
Japan Airlines Co. Ltd.	29	1,052
KDDI Corp.	39	1,005
Makita Corp.	19	1,106
Nippon Telegraph & Telephone Corp.	29	1,146
Otsuka Holdings Co. Ltd.	30	1,055
Sekisui House Ltd.	67	1,122
West Japan Railway Co.	16	1,092
Other Securities		18,739

		29,872

LUXEMBOURG - 0.6%
Other Securities		671

NETHERLANDS - 5.0%
Koninklijke Ahold NV	66	1,393
Randstad Holding NV	21	1,311
Unilever NV - CVA	29	1,250
Wolters Kluwer NV	38	1,293
Other Securities		903

		6,150

NEW ZEALAND - 0.5%
Other Securities		642

NORWAY - 0.8%
Telenor ASA	61	1,019

PORTUGAL - 0.8%
Energias de Portugal SA	286	1,031

SINGAPORE - 1.0%
Other Securities		1,174

SOUTH KOREA - 1.7%
Other Securities		2,119

SPAIN - 2.6%
Ferrovial SA	60	1,363
Other Securities		1,854

		3,217

SWEDEN - 6.4%
Skandinaviska Enskilda Banken AB - Class A	99	1,044
Swedish Match AB	40	1,413

	Shares/Par †	Value
Tele2 AB - Class B	106	1,056
Other Securities		4,370

		7,883

SWITZERLAND - 2.4%
Swiss Re AG (e)	14	1,326
Zurich Insurance Group AG (c)	4	996
Other Securities		569

		2,891

UNITED KINGDOM - 15.6%
AstraZeneca Plc	18	1,223
British American Tobacco Plc	21	1,183
Centrica Plc	328	1,052
Experian Plc	60	1,063
GlaxoSmithKline Plc	52	1,044
Imperial Tobacco Group Plc	26	1,365
Kingfisher Plc	224	1,087
Legal & General Group Plc	291	1,149
Marks & Spencer Group Plc	161	1,070
National Grid Plc	91	1,252
SSE Plc	52	1,162
Other Securities		6,486

		19,136

UNITED STATES OF AMERICA - 0.7%
Other Securities		865

Total Common Stocks (cost $135,367)		122,388

SHORT TERM INVESTMENTS - 1.5%

Investment Company - 0.3%
JNL Money Market Fund, 0.19% (a) (h)	323	323

Securities Lending Collateral - 1.2%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	1,529	1,529

Total Short Term Investments (cost $1,852)		1,852

Total Investments - 101.1% (cost $137,219)		124,240
Other Assets and Liabilities, Net - (1.1%)		(1,321)

Total Net Assets - 100.0%		$122,919

JNL/S&P Intrinsic Value Fund

COMMON STOCKS - 100.1%

CONSUMER DISCRETIONARY - 38.3%
Best Buy Co. Inc.	2,808	$85,494
Fossil Group Inc. (c) (e)	2,318	84,744
GameStop Corp. - Class A (e)	2,530	70,932
Gap Inc. (e)	3,315	81,884
Harley-Davidson Inc. (e)	1,811	82,215
Kohl’s Corp.	2,201	104,853
Macy’s Inc.	2,663	93,163
Nordstrom Inc. (e)	1,848	92,071
Omnicom Group Inc.	1,207	91,317
Target Corp.	1,431	103,908
Viacom Inc. - Class B	2,091	86,055

		976,636

CONSUMER STAPLES - 4.4%
Tyson Foods Inc. - Class A	2,075	110,667

ENERGY - 4.0%
Valero Energy Corp.	1,448	102,406

HEALTH CARE - 11.9%
AmerisourceBergen Corp.	904	93,800

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Gilead Sciences Inc.	982	99,389
McKesson Corp.	550	108,392

		301,581

INDUSTRIALS - 7.4%
Boeing Co.	714	103,168
L-3 Communications Holdings Inc.	362	43,257
Pitney Bowes Inc.	2,051	42,359

		188,784

INFORMATION TECHNOLOGY - 22.0%
Apple Inc.	880	92,611
eBay Inc. (c)	3,517	96,657
HP Inc.	8,300	98,270
International Business Machines Corp.	746	102,727
NetApp Inc. (e)	1,445	38,339
Western Union Co.	2,346	42,021
Xerox Corp.	8,457	89,898

		560,523

MATERIALS - 3.0%
Mosaic Co.	2,801	77,266

TELECOMMUNICATION SERVICES - 7.4%
CenturyLink Inc.	3,313	83,363
Verizon Communications Inc.	2,290	105,828

		189,191

UTILITIES - 1.7%
NRG Energy Inc.	3,578	42,118

Total Common Stocks (cost $2,738,438)		2,549,172

SHORT TERM INVESTMENTS - 9.0%

Investment Company - 0.3%
JNL Money Market Fund, 0.19% (a) (h)	8,393	8,393

Securities Lending Collateral - 8.7%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	222,157	222,157

Total Short Term Investments (cost $230,550)		230,550

Total Investments - 109.1% (cost $2,968,988)		2,779,722
Other Assets and Liabilities, Net - (9.1%)		(231,794)

Total Net Assets - 100.0%		$2,547,928

JNL/S&P Mid 3 Fund

COMMON STOCKS - 99.7%

CONSUMER DISCRETIONARY - 22.5%
Big Lots Inc. (e)	297	$11,435
Brinker International Inc.	289	13,859
Buffalo Wild Wings Inc. (c) (e)	41	6,548
Cheesecake Factory Inc.	140	6,455
Chico’s FAS Inc.	1,617	17,248
Cracker Barrel Old Country Store Inc. (e)	52	6,619
Dick’s Sporting Goods Inc.	168	5,948
Dunkin’ Brands Group Inc. (e)	143	6,106
Foot Locker Inc.	102	6,619
Thor Industries Inc.	47	2,624
Tupperware Brands Corp. (e)	98	5,445
Williams-Sonoma Inc.	104	6,059

		94,965

CONSUMER STAPLES - 1.9%
Ingredion Inc.	84	8,031

	Shares/Par †	Value
ENERGY - 10.1%
Noble Corp. Plc (e)	556	5,864
Oceaneering International Inc.	315	11,828
Oil States International Inc. (c)	255	6,950
Superior Energy Services Inc.	899	12,114
Western Refining Inc. (e)	168	5,992

		42,748

FINANCIALS - 13.3%
American Financial Group Inc.	67	4,832
Corporate Office Properties Trust	103	2,254
Corrections Corp. of America	178	4,715
Duke Realty Corp.	401	8,420
Federated Investors Inc. - Class B	120	3,436
Genworth Financial Inc. - Class A (c)	1,389	5,180
Hanover Insurance Group Inc.	27	2,197
Hospitality Properties Trust	116	3,031
Primerica Inc.	27	1,289
RMR Group Inc. - Class A (c)	2	28
Taubman Centers Inc.	105	8,046
Waddell & Reed Financial Inc.	143	4,110
Weingarten Realty Investors	158	5,477
WR Berkley Corp.	58	3,166

		56,181

HEALTH CARE - 11.1%
Amsurg Corp. (c)	83	6,338
Community Health Systems Inc. (c)	241	6,389
Lifepoint Health Inc. (c)	98	7,185
LivaNova Plc (c)	110	6,519
MEDNAX Inc. (c)	90	6,438
United Therapeutics Corp. (c)	43	6,781
VCI Inc. (c)	131	7,187

		46,837

INDUSTRIALS - 16.7%
Alaska Air Group Inc.	83	6,674
Carlisle Cos. Inc.	79	7,028
Crane Co.	26	1,264
Deluxe Corp.	51	2,772
Graco Inc.	22	1,591
Huntington Ingalls Industries Inc.	50	6,404
JetBlue Airways Corp. (c)	549	12,430
Kennametal Inc. (e)	110	2,119
Landstar System Inc.	86	5,036
Lincoln Electric Holdings Inc.	234	12,159
Nordson Corp.	23	1,449
RR Donnelley & Sons Co.	515	7,585
Timken Co.	141	4,043

		70,554

INFORMATION TECHNOLOGY - 18.2%
Avnet Inc.	155	6,626
Cadence Design Systems Inc. (c)	295	6,131
Cognex Corp.	72	2,445
CommVault Systems Inc. (c)	40	1,573
CoreLogic Inc. (c)	38	1,285
Fair Isaac Corp.	18	1,653
Gartner Inc. (c)	41	3,727
Integrated Device Technology Inc. (c)	235	6,201
IPG Photonics Corp. (c) (e)	72	6,462
Keysight Technologies Inc. (c)	195	5,533
Leidos Holdings Inc.	39	2,207
MAXIMUS Inc.	95	5,347
NCR Corp. (c)	259	6,325
NeuStar Inc. - Class A (c) (e)	160	3,834
Plantronics Inc.	28	1,340
Polycom Inc. (c)	234	2,940

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Teradyne Inc.	654	13,509

		77,138

MATERIALS - 5.9%
AptarGroup Inc.	22	1,620
Cabot Corp.	76	3,092
Domtar Corp.	140	5,186
Reliance Steel & Aluminum Co.	119	6,903
Valspar Corp. (e)	99	8,187

		24,988

Total Common Stocks (cost $469,048)		421,442

SHORT TERM INVESTMENTS - 6.5%

Investment Company - 0.2%
JNL Money Market Fund, 0.19% (a) (h)	1,006	1,006

Securities Lending Collateral - 6.3%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	26,662	26,662

Total Short Term Investments (cost $27,668)		27,668

Total Investments - 106.2% (cost $496,716)		449,110
Other Assets and Liabilities, Net - (6.2%)		(26,274)

Total Net Assets - 100.0%		$422,836

JNL/S&P Total Yield Fund

COMMON STOCKS - 99.5%

CONSUMER DISCRETIONARY - 27.5%
Bed Bath & Beyond Inc. (c)	1,510	$72,853
Darden Restaurants Inc.	837	53,272
Gap Inc. (e)	3,080	76,069
Kohl’s Corp. (e)	1,747	83,196
Macy’s Inc.	2,106	73,683
Nordstrom Inc. (e)	1,462	72,819
Twenty-First Century Fox Inc. - Class A	2,790	75,764
Viacom Inc. - Class B	1,659	68,274

		575,930

CONSUMER STAPLES - 14.9%
Archer-Daniels-Midland Co.	2,256	82,748
Keurig Green Mountain Inc. (e)	1,571	141,397
Tyson Foods Inc. - Class A	1,646	87,807

		311,952

ENERGY - 5.6%
Diamond Offshore Drilling Inc. (e)	2,083	43,951
National Oilwell Varco Inc. (e)	2,212	74,077

		118,028

FINANCIALS - 7.7%
Allstate Corp.	1,312	81,442
American Express Co.	1,149	79,919

		161,361

INDUSTRIALS - 20.9%
Dover Corp.	715	43,864
General Electric Co.	2,750	85,649
Jacobs Engineering Group Inc. (c)	1,068	44,809
L-3 Communications Holdings Inc.	385	46,034
Northrop Grumman Systems Corp.	442	83,404
Pitney Bowes Inc. (e)	2,177	44,946
Quanta Services Inc. (c)	2,138	43,294
Waste Management Inc.	877	46,797

		438,797

	Shares/Par †	Value
INFORMATION TECHNOLOGY - 15.8%
Corning Inc.	4,400	80,429
International Business Machines Corp.	590	81,257
NetApp Inc. (e)	1,538	40,799
Western Union Co. (e)	2,500	44,777
Xerox Corp.	7,803	82,943

		330,205

MATERIALS - 3.4%
Mosaic Co. (e)	2,602	71,781

TELECOMMUNICATION SERVICES - 3.7%
CenturyLink Inc.	3,057	76,909

Total Common Stocks (cost $2,156,108)		2,084,963

SHORT TERM INVESTMENTS - 9.0%

Investment Company - 0.1%
JNL Money Market Fund, 0.19% (a) (h)	1,993	1,993

Securities Lending Collateral - 8.9%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	186,581	186,581

Total Short Term Investments (cost $188,574)		188,574

Total Investments - 108.5% (cost $2,344,682)		2,273,537
Other Assets and Liabilities, Net - (8.5%)		(178,499)

Total Net Assets - 100.0%		$2,095,038

JNL/Scout Unconstrained Bond Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 3.9%
Ally Auto Receivables Trust, 0.68%, 06/15/16	$903	$903
Bank of The West Auto Trust, 1.09%, 10/15/17 (r)	9,450	9,420
Countrywide Asset-Backed Certificates REMIC
0.64%, 10/25/36 (i)	538	534
0.67%, 05/25/37 (i)	1,359	1,302
GreenPoint Mortgage Funding Trust REMIC, 1.02%, 09/25/34 (i)	1,806	1,715
Hertz Vehicle Financing LLC
1.12%, 08/25/16 (r)	5,580	5,567
2.02%, 09/25/18 (r)	5,155	5,085
Home Equity Loan Trust REMIC, 5.55%, 11/25/27 (i)	2,662	1,722
Honda Auto Receivables Owner Trust, 0.88%, 07/15/17	4,405	4,394
Huntington Auto Trust, 0.51%, 04/17/17	2	2
IndyMac Home Equity Loan Trust, 0.62%, 10/28/36 (i)	179	178
MSCC Heloc Trust REMIC, 0.52%, 12/25/31 (i)	1,929	1,868
Nissan Auto Receivables Owner Trust, 0.84%, 10/15/16	2,767	2,766
U.S. Airways Pass-Through Trust, 5.90%, 10/01/24	1,495	1,652

Total Non-U.S. Government Agency Asset- Backed Securities (cost $37,374)		37,108

CORPORATE BONDS AND NOTES - 35.5%

CONSUMER DISCRETIONARY - 0.1%
Johnson Controls Inc., 1.40%, 11/02/17	1,125	1,113

ENERGY - 9.7%
Anadarko Petroleum Corp.
6.45%, 09/15/36	4,390	4,228

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
4.50%, 07/15/44	2,475	1,895
Apache Corp.
4.75%, 04/15/43	5,890	5,060
4.25%, 01/15/44	2,125	1,701
BP Capital Markets Plc, 3.51%, 03/17/25	1,415	1,371
Chesapeake Energy Corp.
3.57%, 04/15/19 (i)	2,705	757
5.38%, 06/15/21 (e)	9,915	2,677
4.88%, 04/15/22 (e)	2,680	744
ConocoPhillips Co., 4.30%, 11/15/44	1,475	1,226
Devon Energy Corp.
5.85%, 12/15/25 (e)	9,565	9,303
5.60%, 07/15/41	3,775	2,851
5.00%, 06/15/45 (e)	4,765	3,611
Ecopetrol SA, 5.38%, 06/26/26	2,375	2,025
Ensco Plc
4.70%, 03/15/21	5,780	4,656
5.75%, 10/01/44	3,900	2,569
Marathon Oil Corp.
3.85%, 06/01/25 (e)	8,465	6,814
5.20%, 06/01/45	7,000	4,984
Noble Holding International Ltd.
3.95%, 03/15/22	1,250	827
5.95%, 04/01/25 (e)	1,195	825
Petrobras Global Finance BV
2.46%, 01/15/19 (i)	1,040	790
6.25%, 03/17/24 (e)	10,400	7,462
Petroleos de Venezuela SA
6.00%, 11/15/26	15,670	5,759
5.38%, 04/12/27	6,400	2,320
Petroleos Mexicanos
3.50%, 07/23/20 (r)	3,175	3,005
4.50%, 01/23/26 (e) (r)	2,930	2,574
5.63%, 01/23/46 (r)	4,765	3,646
Transocean Inc.
4.30%, 10/15/22 (l)	6,840	3,625
6.80%, 03/15/38	5,175	2,786
Weatherford International Ltd., 4.50%, 04/15/22	1,850	1,332

		91,423

FINANCIALS - 21.5%
AIG Global Funding, 1.65%, 12/15/17 (r)	3,395	3,378
Ally Financial Inc.
3.13%, 01/15/16	8,800	8,800
5.50%, 02/15/17	6,600	6,798
3.60%, 05/21/18	5,075	5,075
3.25%, 11/05/18	6,050	5,937
American Express Credit Corp., 2.60%, 09/14/20	5,005	5,019
American Honda Finance Corp., 1.20%, 07/14/17	3,775	3,759
Bank of America Corp., 2.60%, 01/15/19	3,450	3,462
Bank of America NA
1.65%, 03/26/18	2,175	2,160
1.75%, 06/05/18	8,420	8,373
2.05%, 12/07/18	1,795	1,790
Barclays Plc
2.00%, 03/16/18	3,275	3,255
2.75%, 11/08/19	6,400	6,377
Branch Banking & Trust Co., 1.35%, 10/01/17	3,425	3,419
Capital One NA
1.65%, 02/05/18	3,775	3,738
2.35%, 08/17/18	5,750	5,762
Citigroup Inc.
1.55%, 08/14/17	8,925	8,889
1.85%, 11/24/17	6,975	6,965
1.80%, 02/05/18	7,675	7,648

	Shares/Par †	Value
Credit Suisse
1.38%, 05/26/17	3,710	3,693
1.75%, 01/29/18	1,780	1,775
1.70%, 04/27/18	7,425	7,372
Daimler Finance North America LLC, 2.00%, 08/03/18 (r)	4,640	4,609
Deutsche Bank AG, 1.88%, 02/13/18	3,300	3,272
Ford Motor Credit Co. LLC
4.25%, 02/03/17	9,312	9,514
2.24%, 06/15/18	2,720	2,695
2.88%, 10/01/18	5,200	5,209
2.55%, 10/05/18	3,445	3,421
3.20%, 01/15/21	7,230	7,182
Goldman Sachs Group Inc.
1.52%, 04/30/18 (i)	3,000	3,014
2.75%, 09/15/20	1,725	1,724
HSBC USA Inc., 2.00%, 08/07/18 (e)	5,500	5,499
JPMorgan Chase & Co., 2.75%, 06/23/20	3,290	3,305
Manufacturers & Traders Trust Co., 1.40%, 07/25/17	6,405	6,376
New York Life Global Funding, 1.45%, 12/15/17 (r)	2,225	2,220
PNC Financial Services Group Inc., 1.85%, 07/20/18	4,350	4,342
Reliance Standard Life Global Funding II, 2.50%, 01/15/20 (r)	1,600	1,585
Rio Oil Finance Trust, 9.25%, 07/06/24	1,990	1,473
Toyota Motor Credit Corp., 1.45%, 01/12/18	4,125	4,117
UBS AG
1.38%, 06/01/17	2,710	2,697
1.80%, 03/26/18	8,475	8,461
Wells Fargo & Co.
1.40%, 09/08/17	4,875	4,870
0.95%, 04/23/18 (i)	4,800	4,797

		203,826

HEALTH CARE - 0.7%
UnitedHealth Group Inc.
1.45%, 07/17/17	3,175	3,175
1.90%, 07/16/18	3,800	3,812

		6,987

INDUSTRIALS - 0.1%
CNH Industrial Capital LLC, 3.88%, 07/16/18	1,150	1,113

MATERIALS - 2.1%
ArcelorMittal, 6.13%, 06/01/18	6,500	5,948
Freeport-McMoRan Copper & Gold Inc.
3.55%, 03/01/22	750	435
3.88%, 03/15/23	4,555	2,596
Teck Resources Ltd.
4.75%, 01/15/22	1,866	905
3.75%, 02/01/23 (e)	13,605	6,292
Vale Overseas Ltd., 6.88%, 11/21/36 (e)	5,265	3,681

		19,857

TELECOMMUNICATION SERVICES - 0.7%
Verizon Communications Inc., 1.35%, 06/09/17	6,700	6,681

UTILITIES - 0.6%
Ipalco Enterprises Inc., 5.00%, 05/01/18	5,050	5,290

Total Corporate Bonds and Notes (cost $356,557)		336,290

GOVERNMENT AND AGENCY OBLIGATIONS - 54.7%

GOVERNMENT SECURITIES - 52.3%

U.S. Treasury Securities - 52.3%
U.S. Treasury Bond, 3.00%, 11/15/45	23,510	23,395

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
U.S. Treasury Note
0.25%, 05/15/16 (e)	104,520	104,445
0.88%, 11/30/17 (e)	47,070	46,938
1.25%, 11/30/18	47,070	46,997
1.50%, 02/28/19 (e)	14,765	14,814
1.63%, 11/30/20 (e)	47,070	46,803
2.00%, 11/30/22	42,800	42,567
2.25%, 11/15/25	170,210	169,829

		495,788

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 2.4%

Federal National Mortgage Association - 2.4%
Federal National Mortgage Association
2.50%, 05/01/23	3,059	3,115
REMIC, 0.56%, 03/25/16	12	11
REMIC, 1.46%, 04/25/17	4,090	4,095
REMIC, 0.48%, 12/25/17 (i)	1,055	1,054
REMIC, 0.85%, 01/25/19	11,244	11,212
REMIC, 0.86%, 09/25/19	3,104	3,082

		22,569

Total Government and Agency Obligations (cost $520,266)		518,357

SHORT TERM INVESTMENTS - 13.3%

Investment Company - 5.7%
JNL Money Market Fund, 0.19% (a) (h)	53,596	53,596

Securities Lending Collateral - 7.6%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	71,937	71,937

Total Short Term Investments (cost $125,533)		125,533

Total Investments - 107.4% (cost $1,039,730)		1,017,288
Other Assets and Liabilities, Net - (7.4%)		(70,514)

Total Net Assets - 100.0%		$946,774

JNL/T. Rowe Price Established Growth Fund *

COMMON STOCKS - 97.0%

CONSUMER DISCRETIONARY - 27.0%
Amazon.com Inc. (c)	730	$493,264
AutoZone Inc. (c)	106	78,271
HanesBrands Inc.	2,211	65,079
Lowe’s Cos. Inc.	1,173	89,180
MGM Resorts International (c)	3,397	77,176
Nike Inc. - Class B	1,218	76,125
Priceline Group Inc. (c)	186	236,651
Starbucks Corp.	912	54,765
Tesla Motors Inc. (c) (e)	333	79,891
Tractor Supply Co.	698	59,679
Walt Disney Co. (e)	996	104,628
Other Securities		435,222

		1,849,931

CONSUMER STAPLES - 2.1%
CVS Health Corp.	501	48,963
Walgreens Boots Alliance Inc.	898	76,487
Other Securities		20,026

		145,476

FINANCIALS - 5.2%
American Tower Corp.	911	88,284
Intercontinental Exchange Inc.	262	67,140

	Shares/Par †	Value
Morgan Stanley	2,152	68,449
Other Securities		137,427

		361,300

HEALTH CARE - 21.5%
Alexion Pharmaceuticals Inc. (c) (e)	780	148,728
Allergan Plc (c)	686	214,438
Anthem Inc.	603	84,054
Biogen Inc. (c)	174	53,397
Bristol-Myers Squibb Co.	1,165	80,140
Celgene Corp. (c)	883	105,724
CIGNA Corp.	375	54,888
Gilead Sciences Inc.	909	91,996
Humana Inc.	336	60,002
Incyte Corp. (c)	470	50,917
Intuitive Surgical Inc. (c)	180	98,418
McKesson Corp.	425	83,764
Regeneron Pharmaceuticals Inc. (c)	126	68,402
UnitedHealth Group Inc.	707	83,219
Valeant Pharmaceuticals International Inc. (c)	753	76,563
Vertex Pharmaceuticals Inc. (c)	484	60,869
Other Securities		57,013

		1,472,532

INDUSTRIALS - 10.4%
American Airlines Group Inc.	2,757	116,776
Boeing Co.	772	111,623
Canadian Pacific Railway Ltd.	451	57,535
Danaher Corp.	2,065	191,825
Roper Industries Inc.	388	73,639
Wabtec Corp.	702	49,940
Other Securities		111,633

		712,971

INFORMATION TECHNOLOGY - 29.7%
Alibaba Group Holding Ltd. - ADR (c)	709	57,646
Alphabet Inc. - Class A (c)	317	246,474
Alphabet Inc. - Class C (c)	299	226,863
Apple Inc.	1,342	141,206
Facebook Inc. - Class A (c)	1,881	196,866
LinkedIn Corp. (c)	307	69,032
MasterCard Inc. - Class A	1,915	186,415
Microsoft Corp.	4,113	228,211
Salesforce.com Inc. (c)	935	73,288
Tencent Holdings Ltd.	4,410	86,340
VeriSign Inc. (c) (e)	723	63,188
Visa Inc. - Class A	2,410	186,865
Other Securities		272,985

		2,035,379

MATERIALS - 1.0%
Other Securities		67,902

TELECOMMUNICATION SERVICES - 0.1%
Other Securities		6,748

Total Common Stocks (cost $5,124,020)		6,652,239

PREFERRED STOCKS - 0.7%

FINANCIALS - 0.1%
Other Securities		4,997

INDUSTRIALS - 0.1%
Other Securities		7,529

INFORMATION TECHNOLOGY - 0.5%
Other Securities		33,638

Total Preferred Stocks (cost $44,427)		46,164

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value

SHORT TERM INVESTMENTS - 5.0%

Investment Companies - 2.4%
JNL Money Market Fund, 0.19% (a) (h)	3,891	3,891
T. Rowe Price Reserves Investment Fund, 0.22% (a) (h)	161,462	161,462

		165,353

Securities Lending Collateral - 2.6%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	180,249	180,249

Total Short Term Investments (cost $345,602)		345,602

Total Investments - 102.7% (cost $5,514,049)		7,044,005
Other Assets and Liabilities, Net - (2.7%)		(185,231)

Total Net Assets - 100.0%		$6,858,774

JNL/T. Rowe Price Mid-Cap Growth Fund *

COMMON STOCKS - 94.6%

CONSUMER DISCRETIONARY - 16.9%
AutoZone Inc. (c)	76	$56,385
BorgWarner Inc.	752	32,509
Carmax Inc. (c) (e)	1,133	61,148
Dollar General Corp.	606	43,553
HanesBrands Inc.	1,251	36,817
L Brands Inc.	340	32,579
Marriott International Inc. - Class A	528	35,397
Norwegian Cruise Line Holdings Ltd. (c)	1,152	67,507
O’Reilly Automotive Inc. (c)	212	53,725
Other Securities		207,063

		626,683

CONSUMER STAPLES - 2.7%
Other Securities		99,606

ENERGY - 1.4%
Other Securities		51,882

FINANCIALS - 10.9%
CBOE Holdings Inc.	603	39,135
FNF Group	1,516	52,560
Intercontinental Exchange Inc.	167	42,795
Jones Lang LaSalle Inc.	228	36,448
MSCI Inc. - Class A	644	46,452
Progressive Corp.	1,176	37,397
TD Ameritrade Holding Corp.	1,063	36,897
Willis Group Holdings Plc	989	48,036
Other Securities		63,958

		403,678

HEALTH CARE - 18.7%
Agilent Technologies Inc.	1,062	44,402
Alkermes Plc (c)	794	63,028
Baxalta Inc.	789	30,795
Bruker Corp. (c)	1,422	34,512
Cooper Cos. Inc.	281	37,710
Dentsply International Inc.	757	46,063
Henry Schein Inc. (c)	303	47,932
Intuitive Surgical Inc. (c)	106	57,893
MEDNAX Inc. (c)	530	37,980
Teleflex Inc. (e)	378	49,688
Other Securities		244,559

		694,562

INDUSTRIALS - 19.0%
Acuity Brands Inc.	128	29,926

	Shares/Par †	Value
Allegion Plc	569	37,509
AMETEK Inc.	686	36,763
Equifax Inc. (e)	455	50,673
IDEX Corp.	635	48,647
IHS Inc. - Class A (c)	454	53,767
Kansas City Southern	410	30,615
Roper Industries Inc.	303	57,506
Sensata Technologies Holding NV (c) (e)	913	42,053
Textron Inc.	1,511	63,477
Verisk Analytics Inc. - Class A (c) (e)	531	40,823
Waste Connections Inc.	607	34,186
Other Securities		176,380

		702,325

INFORMATION TECHNOLOGY - 18.5%
Akamai Technologies Inc. (c)	686	36,104
Fiserv Inc. (c) (e)	984	89,997
Global Payments Inc.	606	39,093
Keysight Technologies Inc. (c)	1,140	32,296
Microchip Technology Inc. (e)	906	42,165
Red Hat Inc. (c)	644	53,330
Vantiv Inc. - Class A (c)	759	35,992
VeriSign Inc. (c) (e)	759	66,306
Other Securities		291,575

		686,858

MATERIALS - 5.0%
Ball Corp.	456	33,165
Other Securities		150,236

		183,401

TELECOMMUNICATION SERVICES - 1.4%
T-Mobile US Inc. (c)	1,362	53,281

UTILITIES - 0.1%
Other Securities		4,098

Total Common Stocks (cost $2,763,822)		3,506,374

PREFERRED STOCKS - 0.4%

CONSUMER DISCRETIONARY - 0.0%
Other Securities		—

FINANCIALS - 0.3%
Other Securities		9,139

INFORMATION TECHNOLOGY - 0.1%
Other Securities		4,454

Total Preferred Stocks (cost $11,502)		13,593

SHORT TERM INVESTMENTS - 9.4%

Investment Companies - 5.1%
JNL Money Market Fund, 0.19% (a) (h)	7,789	7,789
T. Rowe Price Reserves Investment Fund, 0.22% (a) (h)	181,893	181,893

		189,682

Securities Lending Collateral - 4.3%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	159,641	159,641

Total Short Term Investments (cost $349,323)		349,323

Total Investments - 104.4% (cost $3,124,647)		3,869,290
Other Assets and Liabilities, Net - (4.4%)		(161,481)

Total Net Assets - 100.0%		$3,707,809

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
JNL/T. Rowe Price Short-Term Bond Fund *

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 29.2%
Ally Master Owner Trust
1.00% - 1.29%, 02/15/16 - 01/15/17	$2,645	$2,643
1.63%, 05/15/18	8,755	8,673
Ascentium Equipment Receivables LLC, 1.93%, 03/11/19 (r)	9,455	9,375
Capital Auto Receivables Asset Trust
1.26% - 1.73%, 10/15/17 - 11/20/18	10,345	10,325
1.09%, 03/20/18	6,771	6,763
1.62% - 1.94%, 03/20/19 - 01/21/20	5,165	5,140
Citigroup Commercial Mortgage Trust
1.64%, 07/10/20	3,761	3,718
REMIC, 1.20%, 12/10/18	887	868
REMIC, 1.24% - 1.65%, 03/10/19 - 08/10/20	6,822	6,746
CSAIL Commercial Mortgage Trust REMIC
1.45%, 10/18/19	6,213	6,139
1.68% - 1.72%, 10/18/19 - 05/15/20	2,980	2,939
Enterprise Fleet Financing LLC
0.87% - 1.59%, 05/20/16 - 04/20/18 (r)	9,235	9,190
1.05%, 08/21/17 (r)	6,165	6,139
Fannie Mae Connecticut Avenue Securities, 1.92%, 07/25/19 (i)	4,156	4,156
GE Dealer Floorplan Master Note Trust
0.80% - 0.85%, 04/20/16 - 10/20/17 (i)	8,250	8,243
0.78%, 07/20/17 (i)	5,835	5,827
GM Financial Automobile Leasing Trust, 1.69%, 03/20/19	6,880	6,834
GS Mortgage Securities Trust REMIC
1.21%, 04/10/18	846	842
1.53%, 12/12/19	2,206	2,186
1.51%, 09/10/47	2,169	2,150
JPMBB Commercial Mortgage Securities Trust REMIC
1.26%, 07/15/18	1,589	1,578
1.27% - 1.65%, 01/15/19 - 04/15/20	18,179	17,940
1.74%, 04/15/20	5,869	5,813
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
1.27%, 03/15/19	1,218	1,204
5.91%, 04/15/45 (i)	2,280	2,302
JPMorgan Mortgage Trust REMIC, 2.68%, 07/25/35 (i)	159	158
Merrill Lynch Mortgage Trust REMIC, 5.78%, 08/12/43 (i)	1,125	1,145
MMAF Equipment Finance LLC
0.87%, 01/08/19 (r)	6,215	6,170
1.39%, 10/16/19 (r)	1,660	1,647
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
1.25% - 1.31%, 08/15/18 - 11/15/18	2,026	2,008
1.29% - 1.71%, 03/15/19 - 07/15/20	8,757	8,675
Morgan Stanley Capital I Inc., 1.64%, 07/15/20	2,649	2,629
Morgan Stanley Capital I Trust REMIC, 5.73%, 07/12/44 (i)	1,763	1,774
SBA Tower Trust
3.16%, 10/15/20 (f) (r)	855	841
REMIC, 2.93%, 12/15/17 (r)	7,540	7,630
REMIC, 2.24% - 3.60%, 04/16/18 (r)	5,195	5,129
SMART Trust
0.95% - 0.99%, 03/14/17 - 08/14/17	5,352	5,346
1.66%, 08/14/18	8,370	8,300
1.18%, 02/14/19	1,165	1,150
Wendys Funding LLC, 3.37%, 06/15/45 (r)	8,000	7,805
World Omni Master Owner Trust, 0.68%, 02/16/16 (i) (r)	7,440	7,439

	Shares/Par †	Value
Other Securities		328,819

Total Non-U.S. Government Agency Asset- Backed Securities (cost $539,436)		534,398

CORPORATE BONDS AND NOTES - 45.5%

CONSUMER DISCRETIONARY - 3.8%
Interpublic Group of Cos. Inc., 2.25%, 11/15/17	6,160	6,141
Thomson Reuters Corp.
0.88%, 05/23/16 (e)	6,505	6,500
1.30%, 02/23/17	1,935	1,926
Other Securities		55,211

		69,778

CONSUMER STAPLES - 2.1%
Bunge Ltd. Finance Corp., 3.20%, 06/15/17	7,785	7,862
Imperial Tobacco Finance Plc, 2.05%, 02/11/18 (e) (r)	6,995	6,964
PepsiCo Inc., 1.00%, 10/13/17	6,075	6,044
Other Securities		16,917

		37,787

ENERGY - 7.2%
Anadarko Petroleum Corp.
5.95%, 09/15/16	1,910	1,963
6.38%, 09/15/17	6,615	6,936
BG Energy Capital Plc, 2.88%, 10/15/16 (r)	7,300	7,379
China Shenhua Overseas Capital Co. Ltd.
2.50%, 01/20/18	4,475	4,456
3.13%, 01/20/20 (e)	5,900	5,874
Exxon Mobil Corp.
1.31%, 03/06/18 (e)	5,805	5,796
0.82%, 03/06/22 (i)	8,240	8,098
Murphy Oil Corp., 2.50%, 12/01/17 (l)	6,955	6,379
ONEOK Partners LP
3.25%, 02/01/16 (e)	7,010	7,012
3.20%, 09/15/18	270	258
Pioneer Natural Resources Co., 5.88%, 07/15/16	7,238	7,351
TransCanada PipeLines Ltd., 1.28%, 06/30/16 (i)	5,985	5,975
Other Securities		64,922

		132,399

FINANCIALS - 20.3%
American Express Co., 0.97%, 05/22/18 (e) (i)	7,075	7,031
Bank of America Corp., 5.65%, 08/25/17 - 05/01/18	5,030	5,129
Bank of America NA, 1.75%, 06/05/18	3,635	3,615
Bank of Tokyo-Mitsubishi UFJ Ltd., 1.55%, 09/09/16 (e) (r)	5,935	5,946
Barclays Bank Plc
5.00%, 09/22/16	2,655	2,723
6.05%, 12/04/17 (r)	6,620	7,062
Citigroup Inc.
1.55%, 08/14/17	8,420	8,386
1.80% - 1.85%, 11/24/17 - 02/05/18	3,070	3,063
1.70%, 04/27/18 (e)	2,300	2,278
Commonwealth Bank of Australia, 1.75%, 11/02/18	6,984	6,934
Ford Motor Credit Co. LLC
3.00%, 06/12/17	4,470	4,514
1.68%, 09/08/17	7,310	7,222
GE Capital International Funding Co., 0.96%, 04/15/16 (r)	8,313	8,317
Goldman Sachs Group Inc.
6.25%, 09/01/17	8,888	9,518
2.90% - 6.15%, 04/01/18 - 07/19/18	3,830	4,023

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
2.75%, 09/15/20 (e)	1,090	1,090
HBOS Plc, 6.75%, 05/21/18 (r)	5,360	5,847
JPMorgan Chase & Co., 2.00%, 08/15/17	8,560	8,590
Merrill Lynch & Co. Inc.
6.40%, 08/28/17 (e)	6,485	6,947
6.88%, 04/25/18	5,020	5,539
Morgan Stanley
1.60%, 04/25/18 (i)	5,755	5,816
1.17%, 01/24/19 (i)	10,550	10,523
National Bank of Canada, 1.45%, 11/07/17	8,005	7,955
Nordea Bank AB
0.88%, 05/13/16 (r)	10,140	10,139
1.88%, 09/17/18 (r)	2,040	2,027
Sumitomo Mitsui Banking Corp., 0.90%, 01/18/16	3,235	3,236
Sumitomo Mitsui Trust Bank Ltd., 1.80%, 03/28/18 (r)	6,520	6,470
Swedbank AB, 1.75%, 03/12/18 (e) (r)	9,235	9,182
Other Securities		203,222

		372,344

HEALTH CARE - 3.4%
Actavis Funding SCS
1.85%, 03/01/17	2,869	2,874
2.35%, 03/12/18	7,230	7,239
Other Securities		51,273

		61,386

INDUSTRIALS - 3.0%
Hutchison Whampoa International 14 Ltd., 1.63%, 10/31/17 (r)	9,175	9,094
Stanley Black & Decker Inc., 2.45%, 11/17/18	8,720	8,754
Other Securities		37,129

		54,977

INFORMATION TECHNOLOGY - 1.7%
Hewlett Packard Enterprise Co., 2.45%, 10/05/17 (r)	7,155	7,149
Keysight Technologies Inc., 3.30%, 10/30/19	7,555	7,426
Other Securities		16,173

		30,748

MATERIALS - 0.9%
Other Securities		15,775

TELECOMMUNICATION SERVICES - 0.8%
CC Holdings GS V LLC, 2.38%, 12/15/17	8,750	8,759
Other Securities		6,577

		15,336

UTILITIES - 2.3%
Other Securities		41,838

Total Corporate Bonds and Notes (cost $839,027)		832,368

GOVERNMENT AND AGENCY OBLIGATIONS - 23.7%

GOVERNMENT SECURITIES - 12.0%
Federal Home Loan Mortgage Corp. - 1.1% (w)
Federal Home Loan Mortgage Corp., 0.88%, 10/14/16	19,750	19,765
Federal National Mortgage Association - 0.8% (w)
Federal National Mortgage Association, 0.88%, 08/28/17	13,755	13,690
Municipals - 0.4%
Florida Hurricane Catastrophe Fund Finance Corp., 1.30%, 07/01/16	5,300	5,314
Other Securities		1,469

		6,783

	Shares/Par †	Value
Sovereign - 0.1%
Iceland Government International Bond, 4.88%, 06/16/16 (r)	2,419	2,455
U.S. Treasury Securities - 9.6%
U.S. Treasury Note
0.75%, 01/15/17 (o)	8,700	8,692
0.50%, 07/31/17	20,275	20,122
0.63%, 08/31/17	28,090	27,911
1.00%, 09/15/17	9,025	9,020
0.63%, 09/30/17	19,075	18,944
0.88%, 11/15/17	57,550	57,355
0.88%, 07/15/18 (e)	13,615	13,494
1.75%, 09/30/19	10,610	10,684
1.25%, 01/31/20	10,250	10,094

		176,316

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 11.7%
Federal Home Loan Mortgage Corp. - 1.9%
Federal Home Loan Mortgage Corp.
4.50% - 5.00%, 10/01/17 - 11/01/18	581	602
4.50% - 5.50%, 10/01/19 - 12/01/23	1,329	1,427
1.87%, 09/25/24 (i)	2,284	2,294
1.47% - 2.07%, 10/25/24 - 05/27/25 (i)	2,437	2,436
4.00% - 6.00%, 05/01/26 - 01/01/38	2,672	2,965
1.12%, 10/25/27 (i)	1,931	1,927
1.57%, 12/25/27 (i)	2,143	2,143
1.47% - 2.77%, 03/25/28 - 03/01/36 (i)	5,131	5,247
REMIC, 1.43%, 08/25/17	5,503	5,506
REMIC, 1.37%, 05/25/19	3,450	3,454
REMIC, 2.06%, 03/25/20	5,929	5,995
REMIC, 5.00%, 10/15/21	71	72
REMIC, 1.77%, 04/25/28 (i)	1,810	1,810

		35,878
Federal National Mortgage Association - 8.4%
Federal National Mortgage Association
5.50%, 01/01/17 - 12/01/18	41	42
3.50% - 5.50%, 01/01/19 - 11/01/25	15,622	16,600
4.50%, 08/01/24	3,019	3,256
1.92% - 2.52%, 11/25/24 - 02/25/25 (i)	2,911	2,924
3.50%, 12/01/25	2,454	2,574
3.50% - 6.50%, 01/01/26 - 02/01/45	28,697	31,331
4.50%, 04/01/26	2,664	2,864
3.50%, 11/01/26	2,480	2,609
3.50%, 01/01/27	2,673	2,805
3.50%, 07/01/28	3,303	3,465
3.00%, 11/01/29	3,047	3,144
3.00%, 02/01/30	2,519	2,599
3.00%, 03/01/30	3,639	3,755
3.00%, 03/01/30	3,662	3,779
3.00%, 04/01/30	4,494	4,638
3.00%, 07/01/30	2,784	2,873
3.00%, 07/01/30	2,862	2,954
3.00%, 09/01/30	2,880	2,972
3.00%, 09/01/30	8,538	8,803
1.78% - 2.75%, 03/01/33 - 03/01/36 (i)	6,973	7,382
5.00%, 10/01/33	3,713	4,106
5.50%, 11/01/35	1,822	2,052
5.00%, 05/01/38	2,355	2,598
5.50%, 09/01/38	1,698	1,908
5.50%, 06/01/39	1,745	1,951
4.50%, 09/01/39	2,662	2,880
5.50%, 12/01/39	1,741	1,945
4.00%, 03/01/41	4,178	4,432
4.00%, 10/01/41	6,926	7,349
3.50%, 11/01/44	8,771	9,074
4.00%, 09/01/45	3,569	3,787

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
REMIC, 5.00%, 08/25/19 - 11/25/21	759	782

		154,233

Government National Mortgage Association - 1.4%
Government National Mortgage Association
7.00%, 12/15/17	36	37
5.50%, 07/15/20	70	73
3.50% - 5.00%, 12/20/34 - 01/20/45	4,448	4,760
6.00%, 07/15/36	1,782	2,058
5.00%, 11/20/39	5,759	6,362
3.50%, 03/20/43	3,943	4,121
3.00%, 10/20/44 (i)	784	804
3.00%, 11/20/44 (i)	3,700	3,793
3.50%, 09/20/45	2,956	3,085

		25,093

Total Government and Agency Obligations (cost $433,950)		434,213

SHORT TERM INVESTMENTS - 3.4%

Investment Companies - 1.3%
JNL Money Market Fund, 0.19% (a) (h)	10,582	10,582
T. Rowe Price Reserves Investment Fund, 0.22% (a) (h)	12,354	12,354

		22,936

Securities Lending Collateral - 2.1%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	39,144	39,144

Total Short Term Investments (cost $62,080)		62,080

Total Investments - 101.8% (cost $1,874,493)		1,863,059
Other Assets and Liabilities, Net - (1.8%)		(32,351)

Total Net Assets - 100.0%		$1,830,708

JNL/T. Rowe Price Value Fund *

COMMON STOCKS - 99.5%

CONSUMER DISCRETIONARY - 5.4%
Carnival Corp.	794	$43,246
Johnson Controls Inc.	1,130	44,612
Lowe’s Cos. Inc.	543	41,282
Mattel Inc. (e)	1,546	42,017
Other Securities		42,123

		213,280

CONSUMER STAPLES - 9.8%
Bunge Ltd.	639	43,658
Coca-Cola Co.	498	21,386
Coca-Cola Enterprises Inc.	430	21,158
Ingredion Inc.	543	52,070
Philip Morris International Inc.	967	85,000
Tyson Foods Inc. - Class A (e)	2,257	120,382
Other Securities		45,362

		389,016

ENERGY - 4.5%
Chevron Corp.	498	44,782
Exxon Mobil Corp.	552	43,059
Other Securities		91,770

		179,611

FINANCIALS - 23.2%
Ameriprise Financial Inc.	331	35,246
Bank of America Corp.	2,972	50,019
Bank of New York Mellon Corp.	1,947	80,251
Citigroup Inc.	2,289	118,435

	Shares/Par †	Value
JPMorgan Chase & Co.	1,604	105,912
Marsh & McLennan Cos. Inc.	1,075	59,625
MetLife Inc.	2,324	112,061
Morgan Stanley	2,897	92,160
Weyerhaeuser Co.	1,406	42,154
XL Group Plc	1,801	70,549
Other Securities		153,322

		919,734

HEALTH CARE - 22.3%
Aetna Inc.	396	42,848
Agilent Technologies Inc.	1,099	45,937
Allergan Plc (c)	149	46,531
Anthem Inc.	404	56,264
Baxalta Inc.	891	34,791
CIGNA Corp.	333	48,772
Gilead Sciences Inc.	553	55,948
HCA Holdings Inc. (c)	946	63,955
Mallinckrodt Plc (c)	425	31,733
Medtronic Plc	976	75,068
Mylan NV (c) (e)	1,015	54,897
Pfizer Inc.	5,172	166,937
Thermo Fisher Scientific Inc.	494	70,074
UnitedHealth Group Inc.	317	37,280
Other Securities		53,809

		884,844

INDUSTRIALS - 11.1%
American Airlines Group Inc.	1,655	70,072
Boeing Co.	627	90,716
General Electric Co.	5,777	179,941
Pentair Plc (e)	611	30,283
Other Securities		69,361

		440,373

INFORMATION TECHNOLOGY - 9.9%
CA Inc.	1,799	51,391
Juniper Networks Inc.	1,823	50,320
Micron Technology Inc. (c)	2,605	36,890
Microsoft Corp.	1,988	110,305
Texas Instruments Inc.	878	48,145
Other Securities		94,408

		391,459

MATERIALS - 4.1%
Celanese Corp. - Class A	705	47,474
E. I. du Pont de Nemours & Co.	593	39,521
Other Securities		75,278

		162,273

TELECOMMUNICATION SERVICES - 0.9%
Other Securities		33,879

UTILITIES - 8.3%
AES Corp.	5,151	49,296
American Electric Power Co. Inc.	706	41,115
FirstEnergy Corp.	2,618	83,066
PG&E Corp.	1,433	76,205
Other Securities		78,227

		327,909

Total Common Stocks (cost $3,738,326)		3,942,378

CORPORATE BONDS AND NOTES - 0.1%

HEALTH CARE - 0.1%
Other Securities		4,197

Total Corporate Bonds and Notes (cost $3,999)		4,197

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value

SHORT TERM INVESTMENTS - 0.8%

Investment Companies - 0.4%
JNL Money Market Fund, 0.19% (a) (h)	6,448	6,448
T. Rowe Price Reserves Investment Fund, 0.22% (a) (h)	8,765	8,765

		15,213

Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	17,324	17,324

Total Short Term Investments (cost $32,537)		32,537

Total Investments - 100.4% (cost $3,774,862)		3,979,112
Other Assets and Liabilities, Net - (0.4%)		(16,442)

Total Net Assets - 100.0%		$3,962,670

JNL/Westchester Capital Event Driven Fund *

COMMON STOCKS - 63.6%

CONSUMER DISCRETIONARY - 15.6%
Cablevision Systems Corp. - Class A	64	$2,035
CBS Corp. - Class B (o)	79	3,719
DISH Network Corp. - Class A (c) (o)	59	3,356
General Motors Co.	23	789
Hilton Worldwide Holdings Inc.	44	931
Jarden Corp. (c)	57	3,265
Johnson Controls Inc. (o)	144	5,682
MGM Resorts International (c)	114	2,581
Starwood Hotels & Resorts Worldwide Inc. (o)	54	3,743
Time Warner Cable Inc. (o)	19	3,541
Other Securities		436

		30,078

CONSUMER STAPLES - 0.6%
Keurig Green Mountain Inc.	12	1,124

ENERGY - 5.2%
Anadarko Petroleum Corp.	43	2,079
Cameron International Corp. (c) (o)	53	3,348
Williams Cos. Inc. (o)	145	3,723
Williams Partners LP (o)	29	811
Other Securities		118

		10,079

FINANCIALS - 6.9%
BioMed Realty Trust Inc.	50	1,188
Citigroup Inc.	46	2,365
Equity Commonwealth (c) (o)	49	1,358
First Niagara Financial Group Inc. (o)	213	2,312
NorthStar Realty Finance Corp.	77	1,315
PartnerRe Ltd.	14	1,903
Other Securities		2,855

		13,296

HEALTH CARE - 1.6%
Humana Inc. (o)	7	1,160
Other Securities		1,921

		3,081

INDUSTRIALS - 2.8%
Hertz Global Holdings Inc. (c) (o)	262	3,734
Precision Castparts Corp. (o)	5	1,270
Other Securities		507

		5,511

	Shares/Par †	Value

INFORMATION TECHNOLOGY - 20.6%
Broadcom Corp. (o)	165	9,562
EMC Corp. (o)	167	4,278
EZchip Semiconductor Ltd. (c)	80	1,975
King Digital Entertainment Plc	118	2,109
KLA-Tencor Corp. (o)	91	6,309
Solera Holdings Inc. (o)	56	3,081
Yahoo! Inc. (c) (o)	215	7,148
Youku Inc. - ADR (c)	119	3,241
Other Securities		2,082

		39,785

MATERIALS - 8.8%
Air Products & Chemicals Inc. (o)	8	1,041
Airgas Inc. (o)	28	3,877
Dow Chemical Co. (o)	100	5,132
E. I. du Pont de Nemours & Co.	30	2,018
Huntsman Corp. (o)	192	2,183
West China Cement Ltd.	13,297	2,735

		16,986

TELECOMMUNICATION SERVICES - 1.5%
T-Mobile US Inc. (c) (o)	73	2,860

Total Common Stocks (cost $128,600)		122,800

PREFERRED STOCKS - 1.3%

FINANCIALS - 1.3%
NorthStar Realty Finance Corp., 8.75%, (callable at 25 beginning 05/15/19) (m)	104	2,445

Total Preferred Stocks (cost $2,582)		2,445

RIGHTS - 0.0%
Other Securities		11

Total Rights (cost $16)		11

WARRANTS - 0.0%
Other Securities		6

Total Warrants (cost $7)		6

PURCHASED OPTIONS - 0.7%
Other Securities		1,283

Total Purchased Options (cost $1,904)		1,283

INVESTMENT COMPANIES - 4.4%
DoubleLine Income Solutions Fund (o)	73	1,192
Eaton Vance Floating-Rate Income Trust	117	1,482
First Trust Senior Floating Rate Income Fund II	118	1,456
Invesco Senior Income Trust	475	1,918
Voya Prime Rate Trust	389	1,967
Other Securities		505

Total Investment Companies (cost $8,590)		8,520

CORPORATE BONDS AND NOTES - 6.6%

CONSUMER DISCRETIONARY - 0.9%
Ameristar Casinos Inc., 7.50%, 04/15/21	$1,744	1,818

HEALTH CARE - 2.0%
Community Health Systems Inc., 8.00%, 11/15/19	2,820	2,841
MedAssets Inc., 8.00%, 11/15/18	1,000	1,017

		3,858

INDUSTRIALS - 0.2%
Other Securities		372

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value

INFORMATION TECHNOLOGY - 0.5%
NCR Corp., 5.00%, 07/15/22	970	941

TELECOMMUNICATION SERVICES - 0.9%
Neptune Finco Corp., 10.13%, 01/15/23 (r)	1,674	1,745

UTILITIES - 2.1%
Energy Future Intermediate Holding Co. LLC
11.00%, 10/01/21 (c) (d)	1,062	1,123
12.25%, 03/01/22 (c) (d) (r)	2,713	2,889

		4,012

Total Corporate Bonds and Notes (cost $12,947)		12,746

Total Investments - 76.6% (cost $154,646)		147,811
Total Securities Sold Short - (17.5%) (proceeds $32,530)		(33,713)
Other Assets and Liabilities, Net - 40.9%		78,976

Total Net Assets - 100.0%		$193,074

SECURITIES SOLD SHORT - 17.5%

COMMON STOCKS - 17.5%

CONSUMER DISCRETIONARY - 4.2%
Charter Communications Inc. - Class A	26	$4,785
Interval Leisure Group Inc.	7	106
Marriott International Inc. - Class A	15	983
Newell Rubbermaid Inc.	49	2,172

		8,046

ENERGY - 2.8%
Energy Transfer Equity LP	191	2,618
Schlumberger Ltd.	38	2,645
Western Refining Inc.	1	48

		5,311

FINANCIALS - 2.2%
Equinix Inc.	8	2,427
KeyCorp	145	1,911

		4,338

HEALTH CARE - 0.1%
Centene Corp.	2	149

INFORMATION TECHNOLOGY - 8.2%
Alibaba Group Holding Ltd. - ADR	86	6,986
Arris Group Inc.	7	200
Avago Technologies Ltd.	33	4,790
Global Payments Inc.	—	4
Lam Research Corp.	45	3,613
Microsemi Corp.	2	73
VMware Inc. - Class A	4	203

		15,869

Total Securities Sold Short - 17.5% (proceeds $32,530)		$33,713

JNL/WMC Balanced Fund *

COMMON STOCKS - 64.5%

Consumer Discretionary - 4.5%
Autoliv Inc. (e)	209	$26,091
Comcast Corp. - Class A	1,396	78,752
Ford Motor Co.	2,853	40,201
Other Securities		72,034

		217,078

CONSUMER STAPLES - 5.4%
Coca-Cola Co.	882	37,878

	Shares/Par †	Value
Colgate-Palmolive Co.	396	26,376
CVS Health Corp.	680	66,455
Mondelez International Inc.	691	30,964
PepsiCo Inc.	334	33,370
Philip Morris International Inc.	412	36,243
Other Securities		29,827

		261,113

ENERGY - 5.4%
Chevron Corp.	704	63,338
Exxon Mobil Corp. (e)	743	57,892
Hess Corp.	580	28,101
Other Securities		112,167

		261,498

FINANCIALS - 15.0%
ACE Ltd. (e)	589	68,834
Bank of America Corp.	1,914	32,211
BlackRock Inc.	125	42,677
Citigroup Inc.	689	35,636
JPMorgan Chase & Co.	1,277	84,296
Marsh & McLennan Cos. Inc.	600	33,253
PNC Financial Services Group Inc. (e)	667	63,550
Principal Financial Group Inc.	794	35,709
Prudential Financial Inc.	706	57,488
Wells Fargo & Co.	2,653	144,244
Other Securities		123,434

		721,332

HEALTH CARE - 10.8%
AstraZeneca Plc - ADR	1,010	34,295
Baxter International Inc.	737	28,098
Bristol-Myers Squibb Co.	859	59,069
Cardinal Health Inc.	426	37,990
Eli Lilly & Co.	383	32,292
Johnson & Johnson	689	70,725
Medtronic Plc	822	63,252
Merck & Co. Inc.	2,186	115,472
Pfizer Inc.	1,403	45,276
UnitedHealth Group Inc.	277	32,604

		519,073

INDUSTRIALS - 7.6%
CSX Corp.	1,130	29,324
Honeywell International Inc.	491	50,828
Illinois Tool Works Inc.	324	30,015
Nielsen Holdings Plc	810	37,766
United Parcel Service Inc. - Class B	491	47,206
United Technologies Corp.	269	25,817
Other Securities		146,690

		367,646

INFORMATION TECHNOLOGY - 9.5%
Accenture Plc - Class A	394	41,148
Alphabet Inc. - Class A (c)	96	74,679
Apple Inc.	406	42,723
Cisco Systems Inc.	1,988	53,996
Intel Corp.	2,120	73,032
Microsoft Corp.	1,998	110,849
Other Securities		63,450

		459,877

MATERIALS - 1.7%
Celanese Corp. - Class A (e)	426	28,651
International Paper Co.	690	26,028
Other Securities		26,859

		81,538

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value

TELECOMMUNICATION SERVICES - 1.7%
Verizon Communications Inc.	1,809	83,609

UTILITIES - 2.9%
Ameren Corp.	697	30,119
Dominion Resources Inc.	466	31,522
Edison International	605	35,842
Other Securities		40,925

		138,408

Total Common Stocks (cost $2,769,230)		3,111,172

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 4.6%
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 5.69%, 04/12/17 (i)	3,130	3,228
Merrill Lynch Mortgage Trust REMIC, 5.67%, 05/12/39 (i)	622	623
Wells Fargo Commercial Mortgage Trust REMIC
3.15%, 04/15/25	1,885	1,842
3.84%, 09/15/58	2,185	2,242
Other Securities		214,780

Total Non-U.S. Government Agency Asset- Backed Securities (cost $224,709)		222,715

CORPORATE BONDS AND NOTES - 10.9%

CONSUMER DISCRETIONARY - 0.9%
Comcast Corp.
6.50%, 01/15/17	750	790
4.40% - 6.55%, 06/15/35 - 07/01/39	3,030	3,210
Other Securities		41,948

		45,948

CONSUMER STAPLES - 0.6%
Coca-Cola Femsa SAB de CV, 2.38%, 11/26/18	1,266	1,264
CVS Caremark Corp.
5.75%, 06/01/17	74	78
4.00%, 12/05/23	2,680	2,785
CVS Health Corp., 5.13%, 07/20/35 - 07/20/45	4,900	5,116
Mondelez International Inc., 4.00%, 02/01/24	740	763
Other Securities		20,326

		30,332

ENERGY - 1.3%
Other Securities		61,637

FINANCIALS - 4.7%
Bank of America Corp.
2.00% - 6.50%, 08/01/16 - 01/11/18	3,900	3,986
2.60% - 5.63%, 01/15/19 - 08/26/24	9,316	9,378
5.00% - 5.88%, 02/07/42 - 01/21/44	800	871
Citigroup Inc.
2.50%, 09/26/18	1,000	1,009
2.50% - 4.50%, 07/29/19 - 01/14/22	1,760	1,801
5.30% - 8.13%, 07/15/39 - 05/06/44	1,285	1,378
JPMorgan Chase & Co.
3.25% - 6.30%, 04/23/19 - 09/23/22	2,300	2,429
3.38%, 05/01/23 (e)	1,060	1,042
5.40% - 6.40%, 05/15/38 - 01/06/42	965	1,148
PNC Financial Services Group Inc., 3.90%, 04/29/24	830	850
Prudential Financial Inc., 2.30%, 03/15/16 - 08/15/18	2,760	2,811
Wells Fargo & Co.
3.50%, 03/08/22 (e)	2,145	2,211
4.48%, 01/16/24	517	544
4.10%, 06/03/26	1,125	1,136

	Shares/Par †	Value
Other Securities		194,461

		225,055

HEALTH CARE - 1.5%
Cardinal Health Inc.
2.40% - 3.50%, 11/15/19 - 11/15/24	2,550	2,552
4.50%, 11/15/44	1,405	1,355
Eli Lilly & Co., 2.75%, 06/01/25 (e)	650	642
Medtronic Inc.
1.38%, 04/01/18	675	671
2.50% - 3.63%, 03/15/20 - 03/15/25	3,900	3,947
4.38%, 03/15/35	285	288
Merck & Co. Inc.
2.80%, 05/18/23	940	936
4.15%, 05/18/43	630	633
Pfizer Inc., 6.20%, 03/15/19	700	788
UnitedHealth Group Inc.
2.88% - 3.88%, 10/15/20 - 07/15/25	3,580	3,698
4.63%, 11/15/41	1,040	1,056
Other Securities		55,053

		71,619

INDUSTRIALS - 0.5%
Other Securities		23,544

INFORMATION TECHNOLOGY - 0.1%
Apple Inc., 2.85%, 05/06/21	1,800	1,844
Other Securities		4,835

		6,679

MATERIALS - 0.1%
Other Securities		6,053

TELECOMMUNICATION SERVICES - 0.4%
Verizon Communications Inc.
3.45% - 4.50%, 09/15/20 - 11/01/21	7,945	8,449
4.52% - 6.40%, 09/15/33 - 09/15/48	3,884	3,601
Other Securities		7,585

		19,635

UTILITIES - 0.8%
Dominion Resources Inc., 3.63%, 12/01/24	3,200	3,171
Other Securities		33,428

		36,599

Total Corporate Bonds and Notes (cost $527,664)		527,101

GOVERNMENT AND AGENCY OBLIGATIONS - 19.1%

GOVERNMENT SECURITIES - 9.7%

Municipals - 0.9%
Kansas Development Finance Authority, 4.93%, 04/15/45	3,000	2,983
New Jersey Economic Development Authority, 3.80%, 06/15/18	4,100	4,080
State of Illinois, 5.10%, 06/01/33	5,995	5,669
Other Securities		29,484

		42,216

Sovereign - 0.1%
Other Securities		4,191

U.S. Treasury Securities - 8.7%
U.S. Treasury Bond
5.38%, 02/15/31 (e)	16,700	22,642
2.88%, 05/15/43 (e)	26,924	26,196
3.38%, 05/15/44	15,335	16,426
3.13%, 08/15/44	8,230	8,395
3.00%, 11/15/44	450	447
2.50%, 02/15/45 (e)	10,105	9,048
U.S. Treasury Note
0.50% - 1.38%, 07/31/16 - 09/30/18	4,125	4,134

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
0.50%, 08/31/16	57,833	57,766
1.00%, 09/30/16 (e)	3,300	3,307
0.88%, 11/30/16	14,815	14,824
0.50%, 03/31/17 (e)	32,600	32,451
0.63%, 05/31/17 (e)	15,320	15,253
0.63%, 08/31/17 (e)	66,000	65,580
1.00%, 09/15/17	14,500	14,493
0.75%, 10/31/17 (e)	19,055	18,955
1.25%, 11/30/18 (e)	18,500	18,471
1.75%, 09/30/19	31,905	32,127
1.38%, 03/31/20 (e)	10,590	10,462
1.38%, 09/30/20	2,530	2,487
2.63%, 11/15/20	9,400	9,770
2.13%, 06/30/21	10,070	10,200
2.00%, 02/15/25 (e)	29,470	28,805

		422,239

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 9.4%

Federal Home Loan Mortgage Corp. - 3.6%
Federal Home Loan Mortgage Corp.
4.50% - 6.50%, 04/01/17 - 11/01/18	50	51
4.50%, 03/01/19	48	49
4.00% - 7.00%, 09/01/26 - 07/01/41	1,506	1,669
2.50%, 01/15/31, TBA (g)	5,900	5,951
3.00%, 01/15/31, TBA (g)	14,665	15,109
3.00%, 03/01/45	14,276	14,259
3.00%, 07/01/45	42,860	42,809
3.00%, 08/01/45	32,624	32,585
3.00%, 09/01/45	36,509	36,465
3.50%, 01/15/46, TBA (g)	20,750	21,353
5.50%, 01/15/46, TBA (g)	2,400	2,654

		172,954

Federal National Mortgage Association - 4.1%
Federal National Mortgage Association
6.00%, 01/01/18	8	8
2.99% - 4.50%, 09/01/23 - 10/01/25	3,021	3,058
2.47%, 05/01/25	2,858	2,778
2.68%, 05/01/25	5,190	5,079
2.81%, 07/01/25	6,000	5,927
3.00% - 7.50%, 03/01/26 - 01/01/45	26,108	28,128
2.00% - 3.00%, 01/15/31 - 01/15/46, TBA (g)	5,600	5,598
2.50%, 01/15/31, TBA (g)	13,800	13,906
3.50%, 01/15/31, TBA (g)	9,300	9,738
4.50%, 08/01/40	3,177	3,437
4.50%, 08/01/41	2,910	3,148
4.50%, 09/01/43	5,830	6,321
3.00%, 02/01/45	23,033	23,050
3.00%, 09/01/45	4,625	4,628
3.50%, 01/15/46, TBA (g)	42,275	43,602
5.00%, 01/15/46, TBA (g)	20,600	22,672
5.50%, 01/15/46, TBA (g)	8,800	9,809
REMIC, 2.79%, 05/25/25 (i)	8,250	8,128

		199,015

Government National Mortgage Association - 1.7%
Government National Mortgage Association
6.00%, 02/15/24	2	3
4.00% - 7.00%, 04/15/26 - 12/20/44	14,717	16,383
5.00%, 06/15/39	2,730	3,014
3.00%, 04/20/45	10,524	10,677
3.00%, 07/20/45	2,953	2,996
3.50%, 01/15/46, TBA (g)	32,025	33,374
4.50%, 01/15/46, TBA (g)	11,125	11,950
5.50%, 01/15/46, TBA (g)	3,000	3,333

	Shares/Par †	Value
REMIC, 7.50%, 09/16/35	9	11

		81,741

Total Government and Agency Obligations (cost $915,930)		922,356

SHORT TERM INVESTMENTS - 5.8%

Investment Company - 4.7%
JNL Money Market Fund, 0.19% (a) (h)	228,903	228,903

Securities Lending Collateral - 1.1%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	50,565	50,565

Total Short Term Investments (cost $279,468)		279,468

Total Investments - 104.9% (cost $4,717,001)		5,062,812
Total Forward Sales Commitments - (0.8%) (proceeds $36,313)		(36,341)
Other Assets and Liabilities, Net - (4.1%)		(199,879)

Total Net Assets - 100.0%		$4,826,592

FORWARD SALES COMMITMENTS - 0.8%

GOVERNMENT AND AGENCY OBLIGATIONS - 0.8%

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.8%

Federal National Mortgage Association - 0.7%
Federal National Mortgage Association, 4.50%, 01/15/46, TBA (g)	$30,122	$32,532

Government National Mortgage Association - 0.1%
Government National Mortgage Association, 6.00%, 01/15/46, TBA (g)	3,400	3,809

Total Forward Sales Commitments - 0.8% (proceeds $36,313)		$36,341

JNL/WMC Money Market Fund

CORPORATE BONDS AND NOTES - 12.1%

CONSUMER STAPLES - 0.8%
PepsiCo Inc., 0.62%, 02/26/16 (i)	$13,000	$13,004

FINANCIALS - 9.4%
American Honda Finance Corp.
0.34%, 01/11/16 (i)	9,500	9,500
0.78%, 05/26/16 (i) (r)	20,000	20,029
Bank of New York Mellon Corp.
0.67%, 03/04/16 (i)	1,500	1,500
2.30%, 07/28/16	4,760	4,802
Bank of Nova Scotia, 0.84%, 07/15/16 (i)	500	500
BNP Paribas SA, 3.60%, 02/23/16	10,202	10,245
BPCE SA, 1.57%, 04/25/16 (i)	2,500	2,507
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.01%, 03/18/16 (i)	2,585	2,587
General Electric Capital Corp., 0.92%, 01/08/16 (i)	8,000	8,001
JPMorgan Chase Bank NA, 0.83%, 06/13/16 (i)	6,825	6,818
MassMutual Global Funding II, 3.13%, 04/14/16 (r)	5,600	5,643
Metropolitan Life Global Funding I
0.72%, 06/23/16 (i) (r)	10,500	10,504
0.52%, 07/14/16 (i) (r)	1,700	1,700
New York Life Global Funding, 0.38%, 08/05/16 (i) (r)	9,000	9,000
PNC Bank NA
0.63%, 01/28/16 (i)	5,065	5,065
0.80%, 01/28/16	5,475	5,475

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Principal Life Global Funding II, 0.54%, 02/22/16 (i) (r)	500	500
Royal Bank of Canada, 2.30%, 07/20/16	4,550	4,592
State Street Corp., 2.88%, 03/07/16	3,275	3,290
Toronto-Dominion Bank
0.49%, 07/13/16 (i)	7,200	7,201
0.94%, 09/09/16 (i)	8,000	8,017
Wells Fargo & Co., 0.85%, 07/20/16 (i)	4,600	4,609
Wells Fargo Bank NA, 0.57%, 06/02/16 (i)	15,025	15,029

		147,114

HEALTH CARE - 0.4%
GlaxoSmithKline Capital Inc., 0.70%, 03/18/16	5,750	5,755

INFORMATION TECHNOLOGY - 1.5%
International Business Machines Corp.
0.40%, 02/05/16 (i)	3,350	3,350
1.95%, 07/22/16	19,991	20,143

		23,493

Total Corporate Bonds and Notes (cost $189,366)		189,366

GOVERNMENT AND AGENCY OBLIGATIONS - 13.2%

GOVERNMENT SECURITIES - 13.2%
Federal Home Loan Bank - 5.9% (w)
Federal Home Loan Bank
0.25%, 02/09/16 (i)	35,000	35,000
0.30%, 04/14/16	6,000	6,000
0.25%, 05/11/16	12,000	11,999
5.38%, 05/18/16	10,000	10,191
0.38%, 06/24/16 - 08/25/16	9,000	8,998
0.41%, 08/05/16	16,360	16,356
0.50%, 09/28/16	3,380	3,379

		91,923
Federal Home Loan Mortgage Corp. - 2.3% (w)
Federal Home Loan Mortgage Corp.
5.50%, 07/18/16	15,000	15,417
2.00%, 08/25/16	19,795	19,986

		35,403
Federal National Mortgage Association - 1.0% (w)
Federal National Mortgage Association, 0.50%, 03/30/16	15,000	15,006
Treasury Inflation Index Securities - 1.1%
U.S. Treasury Inflation Indexed Note, 2.00%, 01/15/16 (n)	17,975	17,976
U.S. Treasury Securities - 2.9%
U.S. Treasury Note
0.34%, 07/31/17 (i)	26,000	25,982
0.43%, 10/31/17 (i)	20,000	20,004

		45,986

Total Government and Agency Obligations (cost $206,294)		206,294

SHORT TERM INVESTMENTS - 59.1%
Certificates of Deposit - 21.7%
Bank of Montreal
0.25%, 01/05/16	15,000	15,000
0.36%, 01/06/16 (i)	13,000	13,000
0.71%, 06/22/16 (i)	11,000	11,000
Bank of Nova Scotia
0.48%, 04/18/16 (i)	5,000	5,000
0.69%, 06/28/16 (i)	25,000	25,000
BNP Paribas SA, 0.58%, 02/01/16	11,000	11,000
Canadian Imperial Bank of Commerce
0.35%, 02/04/16 (i)	12,000	12,000
0.42%, 03/10/16 (i)	14,000	14,000
Credit Suisse, 0.86%, 03/21/16 (i)	15,000	15,000

	Shares/Par †	Value
Credit Suisse Group AG, 0.67%, 05/09/16 (i)	11,000	11,000
Natixis
0.48%, 02/02/16	15,000	15,000
0.49%, 03/10/16 (i)	11,000	11,000
Nordea Bank Finland Plc, 0.57%, 05/19/16 (i)	25,000	25,000
Rabobank Nederland NV
0.46%, 03/11/16 (i)	12,500	12,500
0.52%, 03/18/16 (i)	20,000	20,000
Royal Bank of Canada
0.42%, 04/04/16 (i)	25,000	25,000
0.40%, 04/08/16 (i)	10,500	10,500
Societe Generale SA, 0.49%, 03/10/16 (i)	17,500	17,500
Standard Chartered Plc, 0.36%, 02/12/16	10,000	10,000
Sumitomo Mitsui Banking Corp., 0.51%, 03/10/16 (i)	12,500	12,500
Svenska Handelsbanken AB, 0.25%, 02/02/16	17,000	17,000
Toronto-Dominion Bank
0.52%, 01/25/16 (i)	7,000	7,000
0.36%, 05/02/16 (i)	14,000	14,000
Wells Fargo Bank NA, 0.48%, 06/01/16 (i)	12,000	12,000

		341,000
Commercial Paper - 15.4%
BPCE SA, 0.54%, 02/18/16 (r)	12,000	11,991
Chevron Corp., 0.20%, 02/08/16 (r)	15,000	14,997
DNB Bank ASA, 0.23%, 01/05/16 (r)	19,000	19,000
Fairway Finance Corp.
0.30%, 02/24/16 (r)	14,000	13,994
0.37%, 03/16/16 (r)	13,500	13,490
HSBC USA Inc.
0.46%, 02/17/16 (r)	12,000	11,993
0.62%, 03/29/16	21,000	21,000
0.62%, 04/22/16	8,000	8,000
JPMorgan Securities LLC, 0.49%, 02/12/16	15,000	14,992
Kreditanstalt fur Wiederaufbau, 0.28%, 03/01/16 (r)	17,500	17,492
MetLife Short Term Funding LLC, 0.52%, 02/22/16 (r)	20,823	20,807
Old Line Funding LLC, 0.60%, 03/18/16 (r)	16,000	15,979
Societe Generale SA, 0.47%, 04/19/16	13,000	12,981
Thunder Bay Funding LLC
0.35%, 01/07/16 (r)	13,500	13,499
0.48%, 03/21/16 (r)	14,500	14,485
Walt Disney Co., 0.36%, 01/25/16 (r)	17,000	16,996

		241,696
Federal Home Loan Bank - 12.5% (w)
Federal Home Loan Bank
0.16%, 01/13/16 - 01/25/16	45,750	45,746
0.13%, 01/27/16 - 02/12/16	37,765	37,761
0.14%, 01/29/16	6,000	5,999
0.23%, 02/17/16	15,000	14,996
0.34%, 02/19/16	15,000	14,995
0.35%, 03/04/16	15,500	15,491
0.51%, 05/20/16	16,500	16,467
0.29%, 06/08/16	13,000	12,983
0.42%, 07/01/16	32,000	31,932

		196,370
Repurchase Agreements - 9.5%
Repurchase Agreement with BCL, 0.32% (Collateralized by $1,734 U.S. Treasury Notes, 0.50-2.75%, due 06/30/16-11/15/42, value $1,734) acquired on 12/31/15, due on 01/04/16 at $1,700	1,700	1,700

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Repurchase Agreement with BNP, 0.30% (Collateralized by $841 Federal National Mortgage Association, 4.00-5.50%, due 12/01/18-06/01/44, value $841 and $161 Federal Home Loan Mortgage Corp. 4.50-6.50%, due 01/01/17-06/01/35, value $179) acquired on 12/31/15, due on 01/04/16 at $1,000	1,000	1,000
Repurchase Agreement with BOA, 0.30% (Collateralized by $34,782 Government National Mortgage Association, 4.00%, due 05/20/45, value $37,026) acquired on 12/31/15, due on 01/04/16 at $36,301	36,300	36,300
Repurchase Agreement with DUB, 0.36% (Collateralized by $6,894 Government National Mortgage Association, 4.00%, due 12/20/45, value $7,344) acquired on 12/31/15, due on 01/04/16 at $7,200	7,200	7,200
Repurchase Agreement with GSC, 0.30% (Collateralized by $32,095 Government National Mortgage Association, 5.00%, due 03/15/40-04/15/40, value $35,635 and $59 Federal Home Loan Mortgage Corp. 4.50%, due 05/01/45, value $65) acquired on 12/28/15, due on 01/04/16 at $35,002	35,000	35,000
Repurchase Agreement with GSC, 0.30% (Collateralized by $38,148 Government National Mortgage Association, 4.00%, due 10/20/43-03/20/44, value $40,739 and $58 Federal Home Loan Mortgage Corp. 4.00%, due 05/01/45, value $61) acquired on 12/30/15, due on 01/06/16 at $40,002	40,000	40,000
Repurchase Agreement with GSC, 0.32% (Collateralized by $78 Federal National Mortgage Association, 3.00-4.00%, due 03/01/31-01/01/43, value $81 and $873 Federal Home Loan Mortgage Corp. 3.50-6.50%, due 05/01/19-03/01/41, value $939) acquired on 12/31/15, due on 01/04/16 at $1,000	1,000	1,000
Repurchase Agreement with RBC, 0.28% (Collateralized by $476 Federal National Mortgage Association, 0.00-3.50%, due 04/01/36-12/01/45, value $496 and $503 Federal Home Loan Mortgage Corp. 2.39-3.14%, due 05/01/36-05/01/45, value $524) acquired on 12/31/15, due on 01/04/16 at $1,000	1,000	1,000
Repurchase Agreement with RBC, 0.29% (Collateralized by $3,979 Government National Mortgage Association, 3.50-4.50%, due 03/20/41-10/20/45, value $4,253, $19,784 Federal National Mortgage Association 0.00-4.50%, due 09/01/26-12/01/45, value $20,447 and $767 Federal Home Loan Mortgage Corp., 2.19-4.00%, due 05/01/36-09/01/45, value $800) acquired on 12/30/15, due on 01/06/16 at $25,001	25,000	25,000

	Shares/Par †	Value
Repurchase Agreement with TDS, 0.32% (Collateralized by $1,022 U.S. Treasury Bill, 0.00%, due 06/23/16, value $1,020) acquired on 12/31/15, due on 01/04/16 at $1,000	1,000	1,000

		149,200

Total Short Term Investments (cost $928,266)		928,266

Total Investments - 84.4% (cost $1,323,926)		1,323,926
Other Assets and Liabilities, Net - 15.6%		245,358

Total Net Assets - 100.0%		$1,569,284

JNL/WMC Value Fund

COMMON STOCKS - 99.1%

CONSUMER DISCRETIONARY - 11.6%
CBS Corp. - Class B	353	$16,655
Comcast Corp. - Class A	309	17,454
Dollar General Corp.	173	12,426
Hilton Worldwide Holdings Inc.	648	13,875
Home Depot Inc.	196	25,864
Lowe’s Cos. Inc.	249	18,970
Nordstrom Inc. (e)	203	10,131
Norwegian Cruise Line Holdings Ltd. (c)	386	22,634
Pulte Homes Inc.	821	14,634
PVH Corp. (e)	158	11,631
Signet Jewelers Ltd.	111	13,668
Thomson Reuters Corp. (e)	391	14,800

		192,742

CONSUMER STAPLES - 4.7%
British American Tobacco Plc	313	17,355
CVS Health Corp.	208	20,371
Diageo Plc - ADR	84	9,211
Ingredion Inc.	141	13,475
Kraft Heinz Foods Co. (e)	243	17,674

		78,086

ENERGY - 9.5%
Anadarko Petroleum Corp.	178	8,630
Chevron Corp.	397	35,758
EOG Resources Inc.	289	20,461
Exxon Mobil Corp.	325	25,328
Halliburton Co.	538	18,306
Marathon Oil Corp.	1,189	14,965
Occidental Petroleum Corp.	172	11,628
Pioneer Natural Resources Co.	127	15,861
Southwestern Energy Co. (c) (e)	786	5,588

		156,525

FINANCIALS - 26.5%
ACE Ltd. (e)	215	25,068
American International Group Inc.	306	18,938
Ameriprise Financial Inc. (e)	164	17,411
BlackRock Inc.	80	27,282
Citigroup Inc.	796	41,184
Goldman Sachs Group Inc.	104	18,675
Intercontinental Exchange Inc.	63	16,155
Invesco Ltd.	594	19,877
JPMorgan Chase & Co.	990	65,399
M&T Bank Corp. (e)	168	20,300
Marsh & McLennan Cos. Inc.	332	18,422
MetLife Inc.	432	20,837
PNC Financial Services Group Inc. (e)	404	38,551
Principal Financial Group Inc. (e)	266	11,983
Unum Group	279	9,279

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Wells Fargo & Co.	1,269	68,998

		438,359

HEALTH CARE - 14.4%
Allergan Plc (c)	55	17,156
Amgen Inc.	114	18,442
AstraZeneca Plc - ADR	559	18,986
Baxalta Inc.	124	4,853
Baxter International Inc.	218	8,311
Bristol-Myers Squibb Co.	384	26,411
Gilead Sciences Inc.	133	13,480
Medtronic Plc	365	28,093
Merck & Co. Inc.	804	42,446
Pfizer Inc.	436	14,083
Roche Holding AG	81	22,468
UnitedHealth Group Inc.	194	22,764

		237,493

INDUSTRIALS - 12.1%
3M Co.	119	17,958
Eaton Corp. Plc	484	25,170
Fortune Brands Home & Security Inc. (e)	491	27,276
General Electric Co.	1,200	37,382
Illinois Tool Works Inc.	166	15,391
Ingersoll-Rand Plc	253	14,014
Nielsen Holdings Plc	414	19,283
Triumph Group Inc.	158	6,298
Union Pacific Corp.	166	12,973
United Technologies Corp.	248	23,833

		199,578

INFORMATION TECHNOLOGY - 11.9%
Analog Devices Inc.	153	8,452
Cisco Systems Inc.	2,009	54,547
Intel Corp.	1,073	36,971
Maxim Integrated Products Inc.	773	29,357
Microsoft Corp.	869	48,235
Symantec Corp.	945	19,839

		197,401

MATERIALS - 3.6%
Agrium Inc. (e)	86	7,647
Dow Chemical Co.	425	21,899
International Paper Co.	302	11,382
Nucor Corp.	178	7,192
Steel Dynamics Inc.	631	11,267

		59,387

TELECOMMUNICATION SERVICES - 1.5%
Verizon Communications Inc.	550	25,417

UTILITIES - 3.3%
Dominion Resources Inc.	129	8,732
Edison International	230	13,643
Eversource Energy	404	20,625
NextEra Energy Inc.	108	11,238

		54,238

Total Common Stocks (cost $1,323,608)		1,639,226

	Shares/Par †	Value

SHORT TERM INVESTMENTS - 2.2%

Investment Company - 1.4%
JNL Money Market Fund, 0.19% (a) (h)	22,448	22,448

Securities Lending Collateral - 0.8%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	13,846	13,846

Total Short Term Investments (cost $36,294)		36,294

Total Investments - 101.3% (cost $1,359,902)		1,675,520
Other Assets and Liabilities, Net - (1.3%)		(21,544)

Total Net Assets - 100.0%		$1,653,976

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

(a)	Investment in affiliate.
(b)	Consolidated Schedule of Investments.
(c)	Non-income producing security.
(d)

Issuer was in bankruptcy and/or was in default relating to principal and/or interest. The aggregate value of these securities represented less than 0.50% of each Fund’s net assets except for the following Funds: JNL/Franklin Templeton Mutual Shares Fund – 0.98%, JNL/PPM America High Yield Bond Fund – 0.51%, JNL/Westchester Capital Event Driven Fund – 2.08%.

(e)	All or portion of the security was on loan.
(f)

Security fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s (“Trust”) Board of Trustees (“Board”). Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g)

All or a portion of the security was purchased or sold on a delayed delivery basis. As of December 31, 2015, the total payable for investments purchased on a delayed delivery basis was as follows: JNL/BlackRock Global Allocation Fund $13,693; JNL/Capital Guardian Global Balanced Fund $3,348; JNL/Goldman Sachs Core Plus Bond Fund $183,186; JNL/Mellon Capital Bond Index Fund $94,829; JNL/Neuberger Berman Strategic Income Fund $225,453; JNL/PIMCO Real Return Fund $1,781,032; JNL/PIMCO Total Return Bond Fund $1,311,561; JNL/WMC Balanced Fund $199,206. As of December 31, 2015, the total proceeds for investments sold on a delayed delivery basis were as follows: JNL/Goldman Sachs Core Plus Bond Fund $7,999; JNL/Mellon Capital Bond Index Fund $3,541; JNL/WMC Balanced Fund $36,313.

(h)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.
(i)	The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2015.
(j)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(k)

Security is a “step-up” bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2015.

(l)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(m)	Perpetual security.
(n)	Treasury inflation indexed note, par amount is adjusted for inflation.
(o)	All or a portion of the security is pledged or segregated as collateral.
(p)	Security is restricted to resale to institutional investors. See Restricted Securities in these Notes to Schedules of Investments.
(q)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Board.
(r)

The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 (“1933 Act”), as amended, to be liquid based on procedures approved by the Board. As of December 31, 2015, the value and the percentage of net assets of these liquid securities was as follows: JNL/BlackRock Global Allocation Fund - $68,255, 1.9%; JNL/DoubleLine Shiller Enhanced CAPE Fund - $31,206, 18.9%; JNL/Franklin Templeton Global Multisector Bond Fund - $202,697, 11.0%; JNL/Franklin Templeton Income Fund - $279,056, 12.2%; JNL/Franklin Templeton Mutual Shares Fund - $9,187, 0.8%; JNL/Goldman Sachs Core Plus Bond Fund - $213,642, 19.1%; JNL/Goldman Sachs Emerging Markets Debt Fund - $67,028, 16.4%; JNL/Ivy Asset Strategy Fund - $128,990, 5.5%; JNL/JPMorgan U.S. Government & Quality Bond Fund - $49,941, 3.5%; JNL/Mellon Capital Bond Index Fund - $4,828, 0.5%; JNL Multi-Manager Alternative Fund - $27,979, 4.0%; JNL/Neuberger Berman Strategic Income Fund - $38,156, 5.0%; JNL/Oppenheimer Emerging Markets Innovator Fund - $5,032, 3.9%; JNL/PIMCO Real Return Fund - $105,336, 6.7%; JNL/PIMCO Total Return Bond Fund - $390,700, 9.0%; JNL/PPM America Floating Rate Income Fund - $35,570, 2.4%; JNL/PPM America High Yield Bond Fund - $836,750, 35.3%; JNL/Scout Unconstrained Bond Fund - $41,090, 4.3%; JNL/T. Rowe Price Short-Term Bond Fund - $398,210, 21.8%; JNL/T. Rowe Price Value Fund - $4,197, 0.1%; JNL/Westchester Capital Event Driven Fund - $4,634, 2.4%; JNL/WMC Balanced Fund - $268,177, 5.6%; JNL/WMC Money Market Fund - $232,098, 14.8%

(s)	Treasury inflation indexed note, par amount is not adjusted for inflation.
(t)	The Fund had an unfunded commitment at December 31, 2015. See Unfunded Commitments in the Notes to Financial Statements.
(u)	Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.
(v)	Convertible security.
(w)	The securities in this category are a direct debt of the agency and not collateralized by mortgages.
(x)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes, which is owned by the Fund.
(y)	Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.
(z)	This variable rate senior loan will settle after December 31, 2015, at which time the interest rate will be determined.
†	Par amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts. Gold bullion is quoted in unrounded ounces.
‡	Reference index represents a custom equity basket of investments whose components are not publicly available. The notional amounts of each component in the index are not material to the Fund.
*

A Summary Schedule of Investments is presented for this portfolio. For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2015. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. A complete Schedule of Investments is available without charge, upon request, by calling the Annuity Service Center at 1-800-873-5654 or by visiting the Commission’s website, www.sec.gov.

Currencies:

AUD - Australian Dollar	CNH - Chinese Offshore Yuan	EUR - European Currency Unit (Euro)	ILS - Israeli New Shekel

AED - United Arab Emirates Dirham	CNY - Chinese Yuan	GBP - British Pound	INR - Indian Rupee

BRL - Brazilian Real	COP - Colombian Peso	GHS - Ghanaian Cedi	JPY - Japanese Yen

CAD - Canadian Dollar	CZK - Czech Republic Korunas	HKD - Hong Kong Dollar	KRW - Korean Won

CHF - Swiss Franc	DKK - Danish Krone	HUF - Hungarian Forint	LKR - Sri Lankan Rupee

CLP - Chilean Peso	DOP - Dominican Peso	IDR - Indonesian Rupiah	MXN - Mexican Peso

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Currencies: (continued)

MYR - Malaysian Ringgit	PHP - Philippine Peso	SEK - Swedish Krona	USD - United States Dollar
NGN - Nigerian Naira	PLN - Polish Zloty	SGD - Singapore Dollar	UYU - Uruguayan Peso
NOK - Norwegian Krone	RON - Romanian New Leu	THB - Thai Baht	ZAR - South African Rand
NZD - New Zealand Dollar	RSD - Serbian Dinar	TRY - New Turkish Lira
PEN - Peruvian Nuevo Sol	RUB - Russian Ruble	TWD - Taiwan Dollar

Abbreviations:

“-” Amount rounds to less than one thousand	FDR - Fiduciary Depository Receipt
ABS - Asset Backed Security	FTSE - Financial Times and the London Stock Exchange
ADR - American Depositary Receipt	GDR - Global Depository Receipt
ASX - Australian Stock Exchange	IBEX - Iberia Index
CAC - Cotation Assistee en Continu	iTraxx - Group of international credit derivative indices monitored by the International Index Company
CAPE - Cyclically Adjusted Price Earnings
CBT - Chicago Board of Trade	JSE - Johannesburg Stock Exchange
CDI - Chess Depository Interest	KCBT - Kansas City Board of Trade
CDO - Collateralized Debt Obligation	KOSPI - Korea Composite Stock Price Index
CDX.NA.HY - Credit Derivatives Index - North American - High Yield	LIBOR - London Interbank Offered Rate
CDX.NA.IG - Credit Derivatives Index - North American - Investment Grade	LME - London Metal Exchange
CMBX.NA.AAA - Commercial Mortgage-backed Securities Index - North	MIB - Milano Indice Borsa
American	MICEX - Moscow Interbank Currency Exchange Index
CLO - Collateralized Loan Obligation	MSCI - Morgan Stanley Capital International
CPURNSA - CPI Urban Consumers Index Non-Seasonally Adjusted	NASDAQ - National Association of Securities Dealers Automated Quotations
CVA - Commanditaire Vennootschap op Aandelen	NVDR - Non-Voting Depository Receipt
EAFE - Europe, Australia and Far East	OAT - Obligations Assimilables du Tresor
ETF - Exchange Traded Fund	RB - Revenue Bond
Euribor- Europe Interbank Offered Rate	RBOB - Reformulated Blendstock for Oxygenate Blending
Euro-Bobl - debt instrument issued by the Federal Republic of Germany	REIT - Real Estate Investment Trust
with a term of 4.5 to 5.5 years	REMIC - Real Estate Mortgage Investment Conduit
Euro-Bund - debt instrument issued by the Federal Republic of Germany	S&P - Standard & Poor’s
with a term of 8.5 to 10.5 years	SDR - Swedish Depository Receipt
Euro-Buxl - debt instrument issued by the Federal Republic of Germany	SGX - Singapore Exchange
with a term of 24 to 35 years	SPDR - Standard & Poor’s Depository Receipt
Euro-BTP - debt instrument issued by the Republic of Italy	SPI - Schedule Performance Index
with a term of 2 to 11 years	TBA - To Be Announced (Securities purchased on a delayed delivery basis)
Euro-OAT - debt instrument issued by the Republic of France	TES - Peso Denominated Treasury Bonds
with a term of 8.5 to 10.5 years	UFJ - United Financial of Japan
Euro-Schatz - debt instrument issued by the Federal Republic of Germany	ULSD - Ultra-low sulfur diesel
with a term of 1.75 to 2.25 years	WTI - West Texas Intermediate

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.	JPM - J.P. Morgan Securities, Inc.
BBP - Barclays Bank Plc	MLP - Merrill Lynch Professional Clearing Corp.
BCL - Barclays Capital Inc.	MSC - Morgan Stanley & Co., Incorporated
BNP - BNP Paribas Securities	MSI - Morgan Stanley & Co. International Plc
BNY - BNY Capital Markets	MSS - Morgan Stanley Capital Services Inc.
BOA - Bancamerica Securities/Bank of America NA	RBC - Royal Bank of Canada
CGM - Citigroup Global Markets	RBS - Royal Bank of Scotland
CIT - Citibank, Inc.	SCB - Standard Chartered Bank
CIS - Capital Institutional Services Inc.	SGB - Societe Generale Bannon LLC
CSI - Credit Suisse Securities, LLC	SSB - State Street Brokerage Services, Inc.
DUB - Deutsche Bank Alex Brown Inc.	TDS - TD Securities Inc.
GSC - Goldman Sachs & Co.	UBS - UBS Securities LLC
GSI - Goldman Sachs International	WBC - Westpac Banking Corporation
HSB - HSBC Securities, Inc.

Restricted Securities - The Funds invest in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. As of December 31, 2015, the following Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets

JNL/BlackRock Global Allocation Fund
AliphCom Inc., 0.00%, 04/01/20	04/28/2015	$13,943	$20,283	0.6%
Bio City Development Co. BV, 8.00%, 07/06/18	08/26/2011	708	254	—
CapitaLand Ltd., 2.10%, 11/15/16	04/16/2012	2,788	2,460	0.1
Credit Suisse Group Guernsey I Ltd., 7.88%, 02/24/41	01/18/2012	1,991	1,973	0.1

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets

JNL/BlackRock Global Allocation Fund (continued)
Delta Topco Ltd.	01/23/2012	$984	$85	—%
Delta Topco Ltd., 10.00%, 11/24/16	05/03/2012	2,020	1,988	0.1
Domo Inc.	04/02/2015	5,514	5,518	0.1
Dropbox Inc.- Series C	01/29/2014	7,795	5,844	0.2
First Quantum Minerals Ltd., 6.75%, 02/15/20	11/23/2015	583	573	—
First Quantum Minerals Ltd., 7.00%, 02/15/21	08/25/2015	2,537	2,365	0.1
Grand Rounds Inc. - Series C	04/01/2015	1,774	1,826	—
Logistics UK 2015 Plc, 4.17%, 08/20/18	08/04/2015	3,158	3,073	0.1
Lookout Inc. - Series F	09/22/2014	3,242	3,242	0.1
Lookout Inc.	03/05/2015	237	237	—
Palantir Technologies Inc.	02/10/2014	3,142	3,946	0.1
REI Agro Ltd., 5.50%, 11/13/14	02/08/2012	606	3	—
REI Agro Ltd., 5.50%, 11/13/14	11/13/2011	184	1	—
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 02/14/22	04/04/2012	1,100	1,169	—
TFS Corp. Ltd., 11.00%, 07/15/18	08/26/2011	6,273	6,242	0.2
Telecom Italia Finance SA, 6.13%, 11/15/16	11/11/2013	860	960	—
Telefonica SA, 6.00%, 07/24/17	07/18/2014	1,758	1,761	—
Uber Technologies Inc.	06/09/2014	4,702	14,784	0.4
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19	10/16/2015	1,438	1,450	—
Volkswagen International Finance NV, 4.00%, 08/12/20	09/29/2015	1,019	1,036	—

		$68,356	$81,073	2.2%

JNL/BlackRock Large Cap Select Growth Fund
Palantir Technologies Inc.	02/10/2014	$7,639	$9,596	0.6%

JNL/BlackRock Natural Resources Fund
Uranium Energy Corp.	11/02/2010	$1,244	$388	0.1%

JNL/Capital Guardian Global Balanced Fund
Abu Dhabi National Energy Co., 3.63%, 01/12/23	06/12/2015	$600	$575	0.1%
BAT International Finance Plc, 2.75%, 06/15/20	06/11/2015	30	30	—
BAT International Finance Plc, 3.50%, 06/15/22	06/11/2015	20	21	—
BAT International Finance Plc, 3.95%, 06/15/25	06/11/2015	30	31	—
Baxalta Inc., 4.00%, 06/23/25	06/19/2015	124	124	—
Bermuda Government International Bond, 4.14%, 01/03/23	11/19/2012	210	198	0.1
Bermuda Government International Bond, 4.85%, 02/06/24	07/31/2013	517	516	0.1
CSMC Trust REMIC, 1.13%, 04/15/16	06/02/2014	100	99	—
Cequel Communications Escrow I LLC, 6.38%, 09/15/20	12/02/2015	98	98	—
Columbia Pipeline Group Inc., 2.45%, 06/01/18	05/20/2015	40	39	—
Columbia Pipeline Group Inc., 3.30%, 06/01/20	05/20/2015	5	5	—
Columbia Pipeline Group Inc., 4.50%, 06/01/25	05/20/2015	5	4	—
Columbia Pipeline Group Inc., 5.80%, 06/01/45	05/20/2015	10	9	—
Communications Sales & Leasing Inc., 6.00%, 04/15/23	12/02/2015	47	47	—
Core Industrial Trust REMIC, 3.04%, 02/10/22	04/02/2015	370	358	0.1
Credit Agricole SA, 4.38%, 03/17/25	03/10/2015	199	193	0.1
DJO Finco LLC, 8.13%, 06/15/21	12/02/2015	90	89	—
Daimler Finance North America LLC, 2.25%, 03/02/20	02/24/2015	250	244	0.1
EMD Finance LLC, 2.40%, 03/19/20	03/17/2015	70	68	—
EMD Finance LLC, 2.95%, 03/19/22	04/01/2015	20	19	—
EMD Finance LLC, 3.25%, 03/19/25	03/17/2015	170	161	—
EQTY Mortgage Trust REMIC, 1.13%, 05/08/16	06/09/2014	115	113	—
Electricite de France, 4.88%, 01/22/44	03/27/2014	40	38	—
Electricite de France SA, 3.63%, 10/13/25	10/09/2015	149	147	—
Enterprise Fleet Financing LLC, 0.87%, 12/20/16	02/12/2014	102	102	—
FMG Resources August 2006 Pty Ltd., 9.75%, 03/01/22	12/02/2015	96	91	—
First Quantum Minerals Ltd., 6.75%, 02/15/20	02/25/2014	100	64	—
First Quantum Minerals Ltd., 7.00%, 02/15/21	02/25/2014	101	63	—
Hertz Vehicle Financing LLC, 2.73%, 03/25/20	04/15/2015	159	158	—
Hilton USA Trust REMIC, 2.66%, 11/05/18	11/25/2013	200	200	0.1
Intesa Sanpaolo SpA, 5.02%, 06/26/24	06/20/2014	200	197	0.1
Italy Buoni Poliennali Del Tesoro, 3.50%, 03/01/30	01/22/2015	661	643	0.1
Italy Buoni Poliennali Del Tesoro, 4.75%, 08/01/23	01/06/2015	437	410	0.1
Korea Housing Finance Corp., 2.50%, 11/15/20	11/13/2015	249	250	0.1
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34	06/11/2015	200	194	0.1
NBCUniversal Enterprise Inc., 1.97%, 04/15/19	03/21/2013	100	100	—
Navios Maritime Acquisition Corp., 8.13%, 11/15/21	12/02/2015	92	87	—
Niagara Mohawk Power Corp., 3.51%, 10/01/24	09/23/2014	40	40	—
Niagara Mohawk Power Corp., 4.28%, 10/01/34	09/23/2014	20	20	—
Norway Government Bond, 3.00%, 03/14/24	09/25/2014	150	140	—
Norway Government Bond, 3.75%, 05/25/21	10/01/2015	156	146	—
Norway Government Bond, 4.25%, 05/19/17	01/06/2012	138	95	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets

JNL/Capital Guardian Global Balanced Fund (continued)
Petroleos Mexicanos, 5.63%, 01/23/46	01/15/2015	$288	$222	0.1%
Republic of Ghana, 8.13%, 01/18/26	11/07/2014	199	156	—
Republic of Indonesia, 4.75%, 01/08/26	12/02/2015	299	296	0.1
Roche Holdings Inc., 2.25%, 09/30/19	04/01/2015	203	201	0.1
Roche Holdings Inc., 3.35%, 09/30/24	02/20/2015	208	205	0.1
Sabine Pass Liquefaction LLC, 5.63%, 03/01/25	12/22/2015	41	42	—
Scentre Group Trust, 3.50%, 02/12/25	11/07/2014	104	102	—
Schlumberger Holdings Corp., 4.00%, 12/21/25	12/11/2015	120	118	—
Senegal Government International Bond, 8.75%, 05/13/21	10/30/2015	216	209	0.1
Slovenia Government International Bond, 5.85%, 05/10/23	05/03/2013	248	285	0.1
Spain Government Bond, 2.75%, 10/31/24	06/13/2014	868	854	0.2
Spain Government Bond, 5.15%, 10/31/44	08/28/2014	1,549	1,408	0.3
Spain Government Bond, 5.40%, 01/31/23	02/21/2013	1,320	1,182	0.3
Trade MAPS 1 Ltd., 0.99%, 12/10/16	01/07/2014	125	124	—
Trade MAPS 1 Ltd., 1.54%, 12/10/16	01/07/2014	100	99	—
Transportadora de Gas del Peru SA, 4.25%, 04/30/28	04/24/2013	200	187	—
Transurban Group	05/26/2015	707	699	0.2
Valeant Pharmaceuticals International Inc., 6.38%, 10/15/20	10/15/2012	205	193	—
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19	11/13/2014	200	192	—
WEA Finance LLC, 2.70%, 09/17/19	09/11/2014	200	198	0.1
WEA Finance LLC, 3.25%, 10/05/20	09/29/2015	399	402	0.1
WEA Finance LLC, 3.75%, 09/17/24	09/11/2014	199	199	0.1
Zambia Government International Bond, 8.97%, 07/30/27	07/24/2015	195	158	—

		$14,703	$13,957	3.1%

JNL/Capital Guardian Global Diversified Research Fund
Transurban Group	05/26/2015	$3,435	$3,345	0.7%

JNL/DFA U.S. Core Equity Fund
Casa Lay	01/30/2015	$13	$13	—%
Property Development Center	01/30/2015	1	1	—

		$14	$14	—%

JNL/Franklin Templeton Global Growth Fund
Samsung Electronics Co. Ltd. - GDR	02/06/2007	$37,004	$36,111	3.4%

JNL/Franklin Templeton Global Multisector Bond Fund
Edcon Ltd.	12/15/2015	$—	$1,239	0.1%
Edcon Ltd.	12/15/2015	—	101	—
Edcon Ltd.	12/15/2015	—	—	—
Portugal Obrigacoes do Tesouro OT, 4.95%, 10/25/23	07/14/2014	471	419	—
Portugal Obrigacoes do Tesouro OT, 5.65%, 02/15/24	11/06/2013	1,225	1,085	0.1

		$1,696	$2,844	0.2%

JNL/Franklin Templeton Income Fund
First Data Holdings Inc.	06/27/2014	$6,826	$8,216	0.4%
General Motors Co.	04/25/2010	—	1	—

		$6,826	$8,217	0.4%

JNL/Franklin Templeton International Small Cap Growth Fund
Refresco Gerber NV	10/08/2015	$2,830	$2,950	0.5%
Thule Group AB	08/27/2015	2,113	2,378	0.4

		$4,943	$5,328	0.9%

JNL/Franklin Templeton Mutual Shares Fund
Tribune Co. Litigation Interests	02/22/2013	$—	$—	—%
Tropicana Entertainment LLC, 9.63%, 12/15/14	12/14/2007	743	—	—
Walter Energy Inc., 9.50%, 10/15/19	09/22/2014	1,356	384	—
Walter Energy Inc., 11.00%, 04/01/20	09/22/2014	673	—	—
Walter Energy Inc. Term Loan, 5.80%, 04/01/18	09/22/2014	2,426	722	0.1

		$5,198	$1,106	0.1%

JNL/Goldman Sachs Core Plus Bond Fund
Barclays Bank Plc, 0.00%, 04/13/16	04/13/2015	$7,500	$7,499	0.7%
Chesapeake Energy Corp., 8.00%, 12/15/22	12/30/2015	2,064	549	0.1
Credit Suisse European Mortgage Capital Ltd., 2.75%, 04/20/20	05/28/2015	2,884	2,953	0.3
Federal Home Loan Mortgage Corp. Interest Only REMIC, 5.77%, 07/15/39	12/22/2015	186	176	—
Federal Home Loan Mortgage Corp. Interest Only REMIC, 5.77%, 11/15/43	11/27/2013	176	241	—
Federal Home Loan Mortgage Corp. REMIC, 1,156.50%, 06/15/21	02/29/2000	—	—	—
Federal National Mortgage Association Interest Only REMIC, 4.76%, 11/25/40	09/28/2012	(16)	732	0.1
Federal National Mortgage Association Interest Only REMIC, 5.28%, 11/25/45	10/29/2015	2,204	2,199	0.2
Federal National Mortgage Association Interest Only REMIC, 5.28%, 11/25/45	10/29/2015	355	343	—
Federal National Mortgage Association Interest Only REMIC, 5.28%, 11/25/45	10/29/2015	94	90	—
Federal National Mortgage Association Interest Only REMIC, 5.68%, 09/25/43	09/24/2015	181	166	—
Federal National Mortgage Association Interest Only REMIC, 5.68%, 12/25/43	10/02/2015	392	386	0.1
Federal National Mortgage Association Interest Only REMIC, 5.83%, 01/25/45	10/09/2015	198	195	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets

JNL/Goldman Sachs Core Plus Bond Fund (continued)
Federal National Mortgage Association Interest Only REMIC, 5.83%, 11/25/45	10/29/2015	$165	$167	—%
First Union National Bank Commercial Mortgage Trust, Interest Only REMIC, 1.72%, 05/17/32	01/08/2003	1	2	—
Government National Mortgage Association Interest Only REMIC, 5.20%, 09/20/44	10/22/2015	105	100	—
Government National Mortgage Association Interest Only REMIC, 5.30%, 10/20/45	11/18/2015	125	116	—
Government National Mortgage Association Interest Only REMIC, 5.31%, 08/20/45	10/07/2015	147	141	—
Government National Mortgage Association Interest Only REMIC, 5.32%, 09/20/45	10/20/2015	153	145	—
Government National Mortgage Association Interest Only REMIC, 5.34%, 08/20/45	08/27/2015	153	150	—
Government National Mortgage Association Interest Only REMIC, 5.35%, 03/20/40	09/30/2015	251	242	—
Government National Mortgage Association Interest Only REMIC, 5.70%, 09/20/43	10/15/2015	98	96	—
Government National Mortgage Association Interest Only REMIC, 5.70%, 03/20/44	10/15/2015	109	106	—
Government National Mortgage Association Interest Only REMIC, 5.75%, 07/20/43	10/19/2015	93	91	—
Government National Mortgage Association Interest Only REMIC, 5.75%, 11/20/43	12/11/2015	89	90	—
Government National Mortgage Association Interest Only REMIC, 5.80%, 09/20/45	09/01/2015	434	434	0.1
Government National Mortgage Association Interest Only REMIC, 5.80%, 11/20/45	12/01/2015	118	123	—
Government National Mortgage Association Interest Only REMIC, 5.85%, 12/20/42	12/11/2015	149	140	—
Government National Mortgage Association Interest Only REMIC, 6.36%, 08/16/43	11/14/2013	154	215	—
HSBC Bank USA Credit Linked Note (Nota Do Tesouro Nacional, 6.00%, 08/15/40)	09/22/2010	5,141	2,980	0.3
Home Interior Gift Inc.	02/22/2006	185	—	—
Macquarie Bank Ltd., 6.63%, 04/07/21	10/27/2014	1,779	1,765	0.2
Penske Truck Leasing Co. LP, 3.05%, 01/09/20	02/03/2015	2,440	2,381	0.2
SPS Servicer Advance Receivables Trust, 2.62%, 01/16/17	12/11/2015	5,100	5,094	0.5
Sappi Papier Holding GmbH, 7.75%, 07/15/17	10/16/2014	1,242	1,246	0.1

		$34,449	$31,353	2.9%

JNL/Goldman Sachs Emerging Markets Debt Fund
Deutsche Bank AG Credit Linked Note (Indonesia Government, 8.25%, 07/15/21)	06/26/2012	$8,341	$5,051	1.2%
Digicel Group Ltd., 8.25%, 09/30/20	12/13/2013	303	247	0.1
Digicel Ltd., 7.00%, 02/15/20	12/18/2013	202	184	—
First Quantum Minerals Ltd., 6.75%, 02/15/20	10/16/2015	285	232	0.1
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.84%, 09/30/27	07/14/2015	584	561	0.1
Transportadora de Gas del Sur SA, 9.63%, 05/14/20	02/20/2014	5	6	—
Trust F/1401, 6.95%, 01/30/44	01/24/2014	272	278	0.1

		$9,992	$6,559	0.4%

JNL/Ivy Asset Strategy Fund
Aston Martin Holdings UK Ltd., 10.25%, 07/15/18	01/24/2014	$13,406	$13,251	0.6%
Delta Topco Ltd.	01/23/2012	30,886	2,333	0.1
Delta Topco Ltd., 10.00%, 11/24/16	05/03/2012	55,201	54,676	2.3
Media Group Holdings LLC	06/21/2013	68,605	34,064	1.4

		$168,098	$104,324	4.4%

JNL/JPMorgan U.S. Government & Quality Bond Fund
IndyMac Seconds Asset Backed Trust REMIC, 0.68%, 06/25/36	05/22/2006	$772	$174	—%
SACO I Inc. REMIC, 0.68%, 06/25/36	05/30/2006	162	277	—

		$934	$451	—%

JNL/Morgan Stanley Mid Cap Growth Fund
Airbnb Inc.- Series D	04/16/2014	$1,699	$3,491	1.5%
Dropbox Inc.- Series A-1	05/02/2012	40	64	—
Dropbox Inc.- Series C	01/30/2014	483	362	0.1
Flipkart Ltd.- Series D	01/07/2013	245	1,109	0.5
Palantir Technologies Inc.	07/20/2012	16	40	—
Palantir Technologies Inc.- Series H	10/28/2013	79	173	0.1
Palantir Technologies Inc.- Series H-1	10/28/2013	79	173	0.1
SurveyMonkey Inc.	11/26/2014	679	604	0.2

		$3,320	$6,016	2.5%

JNL Multi-Manager Alternative Fund
Pacific Drilling SA Term Loan, 4.50%, 06/03/18	09/10/2015	$50	$30	—%

JNL/Oppenheimer Emerging Markets Innovator Fund
Fu Shou Yuan International Group Ltd.	09/28/2015	$1,251	$1,434	1.1%
Sinopharm Group Co. Ltd.- Class H	09/21/2015	1,602	1,640	1.3

		$2,853	$3,074	2.4%

JNL/PIMCO Total Return Bond Fund
Asciano Finance Ltd., 5.00%, 04/07/18	04/01/2011	$3,792	$3,913	0.1%
BPCE SA, 12.50%, callable at 100 beginning 09/30/19	11/21/2014	7,208	7,169	0.1
Blackstone CQP Holdco LP, 9.30%, 03/31/19	06/26/2014	2,441	2,404	0.1
Cantor Fitzgerald LP, 6.50%, 06/17/22	06/15/2015	11,100	11,551	0.3
MPLX LP, 4.88%, 06/01/25	12/23/2015	6,638	5,996	0.1
Panther CDO V BV, 0.31%, 10/15/84	04/06/2015	8,644	8,574	0.2
Piper Jaffray Cos., 5.06%, 10/09/18	10/09/2015	3,000	2,985	0.1

		$42,823	$42,592	1.0%

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets

JNL/PPM America Floating Rate Income Fund
Boart Longyear Management Pty Ltd., 10.00%, 10/01/18	04/01/2015	$336	$242	—%

JNL/PPM America High Yield Bond Fund
American Energy - Woodford LLC, 9.00%, 09/15/22	09/12/2014	$4,819	$400	—%
Boart Longyear Management Pty Ltd., 10.00%, 10/01/18	09/23/2013	3,909	2,823	0.1
Halcon Resources Corp., 12.00%, 02/15/22	12/29/2014	15,611	4,380	0.2
Ithaca Energy Inc., 8.13%, 07/01/19	06/30/2014	15,705	12,285	0.5
Lone Pine Resources Canada Ltd.- Class A	12/05/2014	1,039	—	—
Lone Pine Resources Inc.- Class A	12/05/2014	1,039	—	—
Lone Pine Resources Inc. Escrow	12/05/2014	1,039	—	—

		$43,161	$19,888	0.8%

JNL/T. Rowe Price Established Growth Fund
Airbnb Inc.- Series D	04/16/2014	$6,792	$13,955	0.2%
Airbnb Inc.	07/14/2015	7,889	7,089	0.1
Beijing Xiaoju Kuaizhi Co. Ltd	10/20/2015	6,753	7,529	0.1
Dropbox Inc.- Class A	11/11/2014	8,341	6,253	0.1
Flipkart Ltd.	03/20/2015	1,141	1,040	—
Flipkart Ltd.- Series A	03/20/2015	389	355	—
Flipkart Ltd.- Series C	03/20/2015	688	627	—
Flipkart Ltd.- Series E	03/20/2015	1,278	1,166	—
LivingSocial- Series F	11/18/2011	1,185	—	—
Flipkart Ltd.- Series G	12/17/2014	6,117	5,311	0.1
Flipkart Ltd.- Series H	04/20/2015	6,745	4,931	0.1
WeWork Co.	06/23/2015	4,998	4,997	0.1
WeWork Co.	06/23/2015	556	556	—

		$52,872	$53,809	0.8%

JNL/T. Rowe Price Mid-Cap Growth Fund
Atlassian Corp. Plc	12/21/2014	$5,270	$9,411	0.3%
Dropbox Inc.	05/02/2012	383	607	—
Dropbox Inc.- Series A	05/02/2012	476	753	—
Dropbox Inc.- Series A-1	05/02/2012	2,338	3,701	0.1
LivingSocial	04/01/2011	4,061	—	—
WeWork Co.	12/10/2014	1,343	2,936	0.1
WeWork Co.- Series D-1	12/10/2014	2,591	5,118	0.1
WeWork Co.- Series D-2	12/10/2014	2,036	4,021	0.1

		$18,498	$26,547	0.7%

Investments in Affiliates - See Note 8 in the Notes to Financial Statements for discussion of investments in affiliates. The fair value and par value of the investment in the Securities Lending Cash Collateral Fund LLC are reported under Securities Lending Collateral in the Schedules of Investments. Income received from the Securities Lending Cash Collateral Fund LLC is aggregated with income from securities lending when received from the custodian. The following table details cash management investments in affiliates held at December 31, 2015. There was no realized gain or loss relating to transactions in these investments during the year ended December 31, 2015.

	JNL Money Market Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/AB Dynamic Asset Allocation Fund	$753	$13,114	$5
JNL/AQR Managed Futures Strategy Fund	92,277	121,277	52
JNL/BlackRock Large Cap Select Growth Fund	16,002	40,091	17
JNL/BlackRock Natural Resources Fund	17,205	32,373	19
JNL/Boston Partners Global Long Short Equity Fund	13,790	37,480	7
JNL/Brookfield Global Infrastructure and MLP Fund	29,514	29,791	6
JNL/Capital Guardian Global Balanced Fund	29,539	24,913	11
JNL/Capital Guardian Global Diversified Research Fund	20,736	37,929	13
JNL/Causeway International Value Select Fund	8,508	35,383	12
JNL/DFA U.S. Core Equity Fund	2,716	3,831	1
JNL/DoubleLine Shiller Enhanced CAPE Fund	-	34,878	11
JNL/Eastspring Investments Asia ex-Japan Fund	172	971	-
JNL/Eastspring Investments China-India Fund	11,320	5,060	2
JNL/Franklin Templeton Global Growth Fund	59,972	28,702	12
JNL/Franklin Templeton Global Multisector Bond Fund	134,062	263,025	101
JNL/Franklin Templeton Income Fund	80,912	181,039	80
JNL/Franklin Templeton International Small Cap Growth Fund	18,329	30,407	15
JNL/Franklin Templeton Mutual Shares Fund	97,087	80,288	35
JNL/Goldman Sachs Core Plus Bond Fund	7,145	159,837	21
JNL/Goldman Sachs Emerging Markets Debt Fund	-	-	6
JNL/Goldman Sachs Mid Cap Value Fund	52,203	23,628	15

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

	JNL Money Market Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/Goldman Sachs U.S. Equity Flex Fund	$13,962	$7,130	$3
JNL/Harris Oakmark Global Equity Fund	-	2,560	1
JNL/Invesco Global Real Estate Fund	39,830	21,618	11
JNL/Invesco International Growth Fund	108,738	70,126	50
JNL/Invesco Large Cap Growth Fund	19,290	31,387	13
JNL/Invesco Mid Cap Value Fund	18,079	22,412	8
JNL/Invesco Small Cap Growth Fund	29,065	68,603	23
JNL/Ivy Asset Strategy Fund	48,228	63,949	19
JNL/JPMorgan MidCap Growth Fund	39,739	50,171	24
JNL/JPMorgan U.S. Government & Quality Bond Fund	96,357	70,015	41
JNL/Lazard Emerging Markets Fund	43,972	3,595	13
JNL/Mellon Capital Emerging Markets Index Fund	18,455	13,611	6
JNL/Mellon Capital European 30 Fund	566	1,270	1
JNL/Mellon Capital Pacific Rim 30 Fund	-	297	-
JNL/Mellon Capital S&P 500 Index Fund	58,774	32,996	31
JNL/Mellon Capital S&P 400 MidCap Index Fund	38,654	33,612	16
JNL/Mellon Capital Small Cap Index Fund	16,803	7,827	12
JNL/Mellon Capital International Index Fund	56,715	19,024	17
JNL/Mellon Capital Bond Index Fund	12,764	57,117	25
JNL/Mellon Capital Utilities Sector Fund	877	236	-
JNL/Morgan Stanley Mid Cap Growth Fund	9,385	17,729	7
JNL Multi-Manager Alternative Fund	-	199,203	81
JNL Multi-Manager Small Cap Growth Fund	-	36,507	22
JNL Multi-Manager Small Cap Value Fund	61,372	22,296	41
JNL/Neuberger Berman Strategic Income Fund	55,697	35,753	12
JNL/Oppenheimer Emerging Markets Innovator Fund	-	16,319	5
JNL/Oppenheimer Global Growth Fund	17,877	27,717	14
JNL/PPM America High Yield Bond Fund	105,445	51,674	21
JNL/PPM America Mid Cap Value Fund	1,382	1,573	1
JNL/PPM America Small Cap Value Fund	342	-	2
JNL/PPM America Value Equity Fund	1,275	142	-
JNL/Red Rocks Listed Private Equity Fund	3,796	10,242	4
JNL/S&P Competitive Advantage Fund	2,236	5,986	4
JNL/S&P Dividend Income & Growth Fund	22,760	7,542	2
JNL/S&P International 5 Fund	605	323	-
JNL/S&P Intrinsic Value Fund	14,921	8,393	3
JNL/S&P Mid 3 Fund	1,472	1,006	1
JNL/S&P Total Yield Fund	3,684	1,993	2
JNL/Scout Unconstrained Bond Fund	12,662	53,596	59
JNL/T. Rowe Price Established Growth Fund	1,193	3,891	1
JNL/T. Rowe Price Mid-Cap Growth Fund	526	7,789	1
JNL/T. Rowe Price Short-Term Bond Fund	9,997	10,582	5
JNL/T. Rowe Price Value Fund	9,903	6,448	1
JNL/WMC Balanced Fund	198,600	228,903	133
JNL/WMC Value Fund	19,057	22,448	8

	T. Rowe Price Reserves Investment Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/T. Rowe Price Established Growth Fund	$60,804	$161,462	$72
JNL/T. Rowe Price Mid-Cap Growth Fund	118,061	181,893	172
JNL/T. Rowe Price Short-Term Bond Fund	209,610	12,354	27
JNL/T. Rowe Price Value Fund	16,931	8,765	24

The following table details each Fund’s long term investments in affiliates held during the year ended December 31, 2015.

Fund	Affiliate	Value Beginning of Period	Purchases	Sales Proceeds	Dividend/ Interest Income	Realized Gain (Loss)	Value End of Period
JNL/BlackRock Global Allocation Fund	iShares Gold Trust Fund	$7,295	$1,088	$-	$-	$-	$7,756
JNL/Mellon Capital S&P 500 Index Fund	Bank of New York Mellon Corp.	10,301	3,225	154	186	(15)	13,544
JNL/Mellon Capital International Index Fund	Prudential plc	10,311	1,478	708	262	455	10,879
JNL/Mellon Capital Bond Index Fund	Bank of New York Mellon Corp., 3.55%, 09/23/21	627	-	643	7	43	-

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2015

Schedule of Written Options

	Expiration Date		Exercise Price	Contracts/ Notional Contracts	Value

Barrier Options
JNL/BlackRock Global Allocation Fund
Euro Stoxx 50 Index Put Option, DUB	09/21/2018	EUR	2,586.07 / 2,165.83	1,006	$(229)
Nikkei 225 Index, Put Option, GSC	03/09/2018	JPY	17,974.04 / 17,978.37	74,251	(1,036)

				75,257	$(1,265)

Credit Default Swaptions
JNL/PIMCO Real Return Fund
CDX.NA.IG.25 Put Option, JPM	02/17/2016		1.10	31	$(3)
CDX.NA.IG.25 Put Option, JPM	02/17/2016		1.20	31	(1)
CDX.NA.IG.25 Put Option, JPM	01/20/2016		1.10	31	(1)

				93	$(5)

Exchange-Traded Futures Options
JNL Multi-Manager Alternative Fund
10-Year U.S. Treasury Note Future Call Option	01/22/2016		129.00	3	$—
10-Year U.S. Treasury Note Future Call Option	01/22/2016		127.50	37	(3)
10-Year U.S. Treasury Note Future Call Option	01/22/2016		127.00	41	(8)
10-Year U.S. Treasury Note Future Call Option	01/22/2016		128.00	13	—
10-Year U.S. Treasury Note Future Call Option	01/22/2016		126.50	21	(6)
10-Year U.S. Treasury Note Future Call Option	02/19/2016		130.00	18	—
10-Year U.S. Treasury Note Future Call Option	02/19/2016		127.00	61	(29)
10-Year U.S. Treasury Note Future Call Option	02/19/2016		127.50	3	(1)
10-Year U.S. Treasury Note Future Call Option	02/19/2016		128.00	10	(3)
10-Year U.S. Treasury Note Future Call Option	02/19/2016		126.50	17	(11)
10-Year U.S. Treasury Note Future Put Option	01/22/2016		124.00	3	—
10-Year U.S. Treasury Note Future Put Option	01/22/2016		125.50	7	(3)
10-Year U.S. Treasury Note Future Put Option	01/22/2016		125.00	11	(2)
10-Year U.S. Treasury Note Future Put Option	02/19/2016		125.00	23	(14)
10-Year U.S. Treasury Note Future Put Option	02/19/2016		123.50	3	(1)
5-Year U.S. Treasury Note Future Call Option	01/22/2016		119.00	18	(3)
5-Year U.S. Treasury Note Future Call Option	02/19/2016		119.00	6	(2)
5-Year U.S. Treasury Note Future Call Option	02/19/2016		118.75	30	(10)
5-Year U.S. Treasury Note Future Put Option	01/22/2016		118.00	13	(3)
5-Year U.S. Treasury Note Future Put Option	01/22/2016		117.75	6	(1)
90-Day Eurodollar Future Call Option	06/13/2016		99.25	7	(1)
90-Day Eurodollar Future Call Option	06/13/2016		99.00	9	(2)
90-Day Eurodollar Future Put Option	03/14/2016		99.25	126	(11)
Australian Dollar Future Call Option	02/05/2016		0.73	1	(1)
Australian Dollar Future Call Option	03/04/2016		0.74	4	(4)
Australian Dollar Future Call Option	03/04/2016		0.74	2	(2)
Canadian Dollar Future Call Option	03/04/2016		0.74	2	—
Euro FX Currency Future Call Option	02/05/2016		1.10	6	(6)
Euro FX Currency Future Call Option	03/04/2016		1.09	8	(18)
Euro FX Currency Future Call Option	01/08/2016		1.09	15	(12)
Euro FX Currency Future Call Option	01/08/2016		1.08	9	(13)
Euro FX Currency Future Call Option	01/08/2016		1.07	12	(29)
Euro FX Currency Future Call Option	01/08/2016		1.10	8	(3)
Euro FX Currency Future Call Option	02/05/2016		1.12	6	(2)
Euro FX Currency Future Put Option	02/05/2016		1.06	10	(7)
Euro FX Currency Future Put Option	02/05/2016		1.05	6	(2)
Euro FX Currency Future Put Option	02/05/2016		1.07	32	(26)
Euro FX Currency Future Put Option	02/05/2016		1.08	16	(17)
Euro FX Currency Future Put Option	03/04/2016		1.06	18	(18)
Euro FX Currency Future Put Option	01/08/2016		1.05	6	—
Euro FX Currency Future Put Option	01/08/2016		1.03	6	—
Euro FX Currency Future Put Option	01/08/2016		1.06	16	—
Euro FX Currency Future Put Option	01/08/2016		1.07	14	(3)
Euro FX Currency Future Put Option	01/08/2016		1.08	14	(4)
Euro FX Currency Future Put Option	01/08/2016		1.09	4	(4)
Eurodollar 1-Year Mid-Curve Future Put Option	01/15/2016		98.50	38	(1)
Japanese Yen Future Call Option	02/05/2016		0.82	12	(24)
Japanese Yen Future Put Option	01/08/2016		0.81	7	—
U.S. Treasury Long Bond Future Call Option	01/22/2016		158.00	31	(10)
U.S. Treasury Long Bond Future Call Option	01/22/2016		157.00	61	(21)
U.S. Treasury Long Bond Future Call Option	01/22/2016		159.00	6	(2)
U.S. Treasury Long Bond Future Call Option	01/22/2016		156.00	4	(3)
U.S. Treasury Long Bond Future Call Option	01/22/2016		155.00	1	(1)
U.S. Treasury Long Bond Future Call Option	02/19/2016		157.00	3	(3)
U.S. Treasury Long Bond Future Call Option	02/19/2016		159.00	6	(4)
U.S. Treasury Long Bond Future Call Option	02/19/2016		158.00	17	(14)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2015

Schedule of Written Options

	Expiration Date		Exercise Price	Contracts/ Notional Contracts	Value

Exchange-Traded Futures Options (continued)
JNL Multi-Manager Alternative Fund (continued)
U.S. Treasury Long Bond Future Put Option	01/22/2016		151.00	13	$(6)
U.S. Treasury Long Bond Future Put Option	01/22/2016		152.00	10	(6)
U.S. Treasury Long Bond Future Put Option	01/22/2016		154.00	6	(10)
U.S. Treasury Long Bond Future Put Option	02/19/2016		152.00	2	(3)
U.S. Treasury Long Bond Future Put Option	02/19/2016		148.00	17	(8)

				935	$(401)

Foreign Currency Options
JNL Multi-Manager Alternative Fund
Brazilian Real versus USD Put Option, BOA	03/21/2016	BRL	3.85	1,800,000	$(34)
Mexican Peso versus USD Put Option, BOA	03/10/2016	MXN	16.67	1,700,000	(9)

				3,500,000	$(43)

JNL/PIMCO Real Return Fund
Brazilian Real versus USD Call Option, CSI	03/17/2016	BRL	4.00	4,000,000	$(196)
Brazilian Real versus USD Put Option, DUB	01/14/2016	BRL	3.70	9,200,000	(10)

				13,200,000	$(206)

JNL/PIMCO Total Return Bond Fund
Brazilian Real versus USD Call Option, CSI	03/14/2016	BRL	4.60	21,500,000	$(202)
Brazilian Real versus USD Call Option, DUB	03/17/2016	BRL	4.55	14,400,000	(167)
Brazilian Real versus USD Call Option, JPM	02/12/2016	BRL	4.50	26,100,000	(139)
Euro versus USD Put Option, BOA	01/15/2016	EUR	1.08	35,300,000	(203)
Euro versus USD Put Option, CIT	01/22/2016	EUR	1.08	14,300,000	(93)
Japanese Yen versus USD Put Option, BOA	02/18/2019	JPY	80.00	1,400,000	(9)
Russian Ruble versus USD Call Option, CIT	03/09/2016	RUB	71.50	6,800,000	(362)
Russian Ruble versus USD Call Option, CIT	02/24/2016	RUB	72.50	3,500,000	(139)

				123,300,000	$(1,314)

Index Options
JNL/BlackRock Global Allocation Fund
Euro Stoxx 50 Index Put Option, GSC	06/17/2016	EUR	3,050.00	3,580	$(501)
Euro Stoxx 50 Index Put Option, MSC	06/17/2016	EUR	3,150.00	3,580	(642)
Ibovespa Index Call Option, BNP	02/17/2016	BRL	51,000.00	193	(3)
Ibovespa Index Call Option, BOA	08/17/2016	BRL	63,004.60	462	(32)
Ibovespa Index Call Option, BOA	08/17/2016	BRL	60,785.00	199	(20)
Ibovespa Index Call Option, MSC	02/17/2016	BRL	51,500.00	223	(2)
‡ Morgan Stanley Japan Custom Index Put Option, MSC	03/11/2016	JPY	148.58	7,106,990	(315)
‡ Morgan Stanley Japan Custom Index Put Option, MSC	03/11/2016	JPY	155.62	1,828,077	(70)
Russell 2000 Index Call Option, BOA	02/19/2016		1,210.00	15,687	(51)
Russell 2000 Index Put Option, BOA	02/19/2016		1,010.00	15,687	(93)
Russell 2000 Index Put Option, CSI	01/15/2016		1,050.00	6,685	(10)
Russell 2000 Index Put Option, SGB	01/15/2016		1,035.00	4,383	(3)
S&P 500 Index Call Option, BNP	02/19/2016		2,115.00	11,765	(182)
S&P 500 Index Put Option, BNP	02/19/2016		1,885.00	11,765	(164)
S&P 500 Index Put Option, UBS	01/15/2016		1,850.00	9,303	(14)
Taiwan Stock Exchange Index Put Option, CGM	09/21/2016	TWD	8,100.70	29,600	(472)
Taiwan Stock Exchange Index Put Option, MSC	09/20/2017	TWD	8,600.00	29,972	(1,123)
Taiwan Stock Exchange Index Put Option, MSC	12/20/2017	TWD	8,600.00	30,565	(1,185)
Tokyo Stock Price Index Put Option, CIT	04/08/2016	JPY	1,500.00	1,461,876	(508)
Tokyo Stock Price Index Put Option, CIT	06/10/2016	JPY	1,475.00	565,118	(242)
Tokyo Stock Price Index Put Option, CIT	06/10/2016	JPY	1,500.00	565,118	(276)
Tokyo Stock Price Index Put Option, MSC	06/10/2016	JPY	1,450.00	600,500	(226)

				12,301,328	$(6,134)

JNL/Ivy Asset Strategy Fund
S&P 500 Index Put Option	01/08/2016		1,800.00	1,203	$(36)
S&P 500 Index Put Option	02/19/2016		1,700.00	1,176	(412)

				2,379	$(448)

JNL Multi-Manager Alternative Fund
S&P 500 Index Put Option	02/19/2016		1,930.00	10	$(21)

Inflation-Capped/Floor Options
JNL/PIMCO Real Return Fund
Cap - CPURNSA Index Option, DUB	06/01/2016		3.00	46	$—
Cap - CPURNSA Index Option, JPM	04/22/2024		4.00	194	(31)
Cap - CPURNSA Index Option, JPM	05/16/2024		4.00	17	(3)
Floor - CPURNSA Index Option, BNP	03/01/2018		1.00	28	(7)
Floor - CPURNSA Index Option, CGM	09/29/2020		1.00	31	(2)
Floor - CPURNSA Index Option, DUB	01/22/2018		0.00	37	(8)
Floor - CPURNSA Index Option, JPM	03/24/2020		1.00	211	(242)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2015

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts/ Notional Contracts	Value

Inflation-Capped/Floor Options (continued)
JNL/PIMCO Real Return Fund (continued)
Floor - CPURNSA Index Option, JPM	10/02/2020	0.00	86	$(120)

			650	$(413)

JNL/PIMCO Total Return Bond Fund
Floor - CPURNSA Index Option, CGM	03/12/2020	1.00	18	$(1)
Floor - CPURNSA Index Option, CGM	09/29/2020	1.00	64	(4)
Floor - CPURNSA Index Option, DUB	03/10/2020	0.00	19	(1)

			101	$(6)

Interest Rate Swaptions
JNL/BlackRock Global Allocation Fund
Call Swaption, 3-Month LIBOR versus 1.80% fixed, GSC	01/19/2016	N/A	114,430,000	$(4)
Put Swaption, 3-Month LIBOR versus 2.35% fixed, DUB	05/13/2016	N/A	95,866,000	(73)

			210,296,000	$(77)

JNL/PIMCO Real Return Fund
Call Swaption, 3-Month LIBOR versus 2.40% fixed, CSI	12/05/2016	N/A	316	$(236)
Call Swaption, 3-Month LIBOR versus 2.50% fixed, JPM	01/25/2016	N/A	224	(53)
Put Swaption, 3-Month LIBOR versus 2.50% fixed, MSC	12/11/2017	N/A	504	(836)

			1,044	$(1,125)

JNL/PIMCO Total Return Bond Fund
Call Swaption, 3-Month LIBOR versus 0.50% fixed, MSC	01/19/2016	N/A	946	$—
Call Swaption, 3-Month LIBOR versus 0.52% fixed, MSC	01/19/2016	N/A	475	—
Call Swaption, 3-Month LIBOR versus 0.65% fixed, MSC	01/19/2016	N/A	946	—
Call Swaption, 3-Month LIBOR versus 0.66% fixed, MSC	01/19/2016	N/A	475	—
Call Swaption, 3-Month LIBOR versus 0.73% fixed, BOA	01/29/2016	N/A	2,060	—
Call Swaption, 3-Month LIBOR versus 0.92% fixed, BOA	01/29/2016	N/A	2,060	(4)
Call Swaption, 3-Month LIBOR versus 1.10% fixed, JPM	01/30/2018	N/A	477	(114)
Call Swaption, 3-Month LIBOR versus 1.10% fixed, MSC	01/29/2016	N/A	241	—
Call Swaption, 3-Month LIBOR versus 1.30% fixed, MSC	01/29/2016	N/A	241	—
Call Swaption, 3-Month LIBOR versus 1.60% fixed, JPM	01/30/2018	N/A	477	(245)
Put Swaption, 3-Month LIBOR versus 1.90% fixed, DUB	02/16/2016	N/A	546	(252)
Put Swaption, 3-Month LIBOR versus 1.90% fixed, MSC	02/16/2016	N/A	2,191	(1,013)
Put Swaption, 3-Month LIBOR versus 2.50% fixed, MSC	05/23/2016	N/A	5,057	(274)
Put Swaption, 3-Month LIBOR versus 2.50% fixed, MSC	05/12/2016	N/A	2,173	(103)
Put Swaption, 3-Month LIBOR versus 2.80% fixed, MSC	08/20/2018	N/A	965	(1,660)

			19,330	$(3,665)

Options on Securities
JNL/BlackRock Global Allocation Fund
Abbott Laboratories Call Option, CGM	01/15/2016	55.00	172,900	$(5)
Activision Blizzard Inc. Call Option, DUB	01/15/2016	24.00	180,301	(2,654)
Amazon.com Inc. Call Option	01/15/2016	660.00	19	(47)
Amazon.com Inc. Put Option	01/15/2016	510.00	8	—
Bank of New York Mellon Corp. Call Option, DUB	05/20/2016	51.25	268,552	(20)
Baxter International Inc. Call Option, GSC	03/18/2016	82.00	70,526	(87)
General Electric Co. Call Option, DUB	01/20/2017	32.50	304,630	(408)
Gilead Sciences Inc. Call Option, DUB	05/20/2016	107.50	37,322	(140)
Gilead Sciences Inc. Put Option, DUB	05/20/2016	90.00	37,322	(102)
Goldman Sachs Group Inc. Call Option, DUB	05/20/2016	245.00	64,500	(7)
Ingersoll-Rand Plc Put Option, MSC	01/15/2016	56.00	60,848	(75)
Key Corp. Call Option, DUB	05/20/2016	17.90	358,069	(9)
Kimberly-Clark Co. Call Option	01/15/2016	120.00	121	(102)
Kimberly-Clark Co. Call Option	04/15/2016	125.00	81	(50)
Lloyds Banking Group Plc Call Option, GSC	02/19/2016	0.74	1,408,000	(47)
Merck & Co. Inc. Call Option, GSC	01/15/2016	65.00	347,148	(3)
MetLife Inc. Call Option, UBS	01/20/2017	55.00	59,824	(117)
MetLife Inc. Call Option, UBS	01/20/2017	57.50	54,800	(74)
MetLife Inc. Put Option, UBS	01/20/2017	45.00	29,912	(115)
MetLife Inc. Put Option, UBS	01/20/2017	46.00	27,400	(117)
Morgan Stanley Corp. Call Option, DUB	05/20/2016	46.00	268,552	(3)
Mylan Inc. Put Option, BCL	01/15/2016	60.00	27,502	(157)
Prudential Financial Inc. Call Option, MSC	01/20/2017	93.50	67,100	(198)
Prudential Financial Inc. Put Option, MSC	01/20/2017	77.50	33,550	(251)
Qualcomm Inc. Call Option, DUB	05/19/2017	70.00	119,161	(97)
Qualcomm Inc. Put Option, DUB	05/19/2017	40.00	119,161	(366)
Salesforce.com Inc. Call Option	03/18/2016	90.00	78	(8)
Sun Trust Banks Inc. Call Option, DUB	05/20/2016	51.75	268,600	(39)
Teva Pharmaceutical Industries Ltd. Call Option, DUB	05/20/2016	73.00	71,400	(61)
Teva Pharmaceutical Industries Ltd. Put Option, DUB	05/20/2016	55.00	71,400	(55)
Twitter Inc. Put Option, CGM	01/15/2016	30.00	62,618	(429)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2015

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts/ Notional Contracts	Value

Options on Securities (continued)
JNL/BlackRock Global Allocation Fund (continued)
United Continental Holdings Inc. Call Option, CIT	01/15/2016	60.00	32,328	$(17)
United Continental Holdings Inc. Call Option, MSC	03/18/2016	70.00	4,676	(2)
United Continental Holdings Inc. Put Option, MSC	03/18/2016	53.50	4,676	(10)
Wells Fargo & Co. Call Option, DUB	05/20/2016	66.00	268,552	(11)

			4,901,637	$(5,883)

JNL/Boston Partners Global Long Short Equity Fund
Apple Inc. Call Option	01/15/2016	115.00	236	$(3)
Diamondback Energy Inc. Call Option	01/15/2016	70.00	155	(20)
Diamondback Energy Inc. Call Option	03/18/2016	80.00	436	(70)
EOG Resources Inc. Call Option	04/15/2016	75.00	483	(181)
Ingersoll-Rand Plc Call Option	03/18/2016	55.00	585	(143)
Northrop Grumman Corp. Call Option	01/15/2016	180.00	142	(151)
Occidental Petroleum Corp. Call Option	01/15/2016	70.00	641	(42)
Phillips 66 Co. Call Option	01/15/2016	70.00	2	(2)

			2,680	$(612)

JNL/Ivy Asset Strategy Fund
Alphabet Inc. Put Option, DUB	03/18/2016	710.00	177	$(225)
Amazon.com Inc. Put Option, UBS	02/19/2016	600.00	1,434	(1,683)
Microsoft Corp. Call Option, BOA	02/19/2016	62.50	10,167	(223)
Microsoft Corp. Put Option, BOA	02/19/2016	50.00	3,389	(204)

			15,167	$(2,335)

JNL Multi-Manager Alternative Fund
Freeport-McMoRan Inc. Put Option	01/15/2016	10.00	135	$(44)
Micron Technology Inc. Put Option	01/15/2016	17.00	67	(19)
TiVo Inc. Put Option	01/15/2016	10.00	72	(10)

			274	$(73)

JNL/Westchester Capital Event Driven Fund
Aetna Inc. Call Option	01/15/2016	100.00	72	$(64)
Air Products & Chemicals Inc. Call Option	03/18/2016	125.00	80	(71)
Airgas Inc. Call Option	01/15/2016	140.00	65	—
Airgas Inc. Call Option	01/15/2016	145.00	7	—
Allergan Plc Call Option	01/15/2016	285.00	25	(75)
American International Group Inc. Call Option	02/19/2016	60.00	397	(145)
American International Group Inc. Call Option	02/19/2016	62.50	47	(10)
American International Group Inc. Call Option	02/19/2016	62.50	441	(90)
Anadarko Petroleum Corp. Call Option	01/15/2016	52.50	374	(22)
Anadarko Petroleum Corp. Call Option	01/15/2016	67.50	54	—
AT&T Inc. Call Option	01/15/2016	34.00	179	(9)
Bayer AG Call Option, JPM	01/15/2016	110.00	30	(21)
Bayer AG Call Option, JPM	02/19/2016	105.00	32	(41)
Cablevision Systems Corp. Call Option	01/15/2016	33.00	230	(1)
CBS Corp. Call Option	03/18/2016	42.50	180	(96)
CBS Corp. Call Option	03/18/2016	45.00	468	(175)
CBS Corp. Call Option	03/18/2016	47.50	85	(16)
Charter Communications Inc. Call Option	01/15/2016	210.00	22	(1)
Citigroup Inc. Call Option	01/15/2016	52.50	457	(34)
Dish Network Corp. Call Option	01/15/2016	55.00	587	(147)
Dow Chemical Co. Call Option	01/15/2016	49.00	449	(144)
Dow Chemical Co. Call Option	01/15/2016	50.00	103	(21)
Dow Chemical Co. Call Option	03/18/2016	48.00	445	(211)
E.I. du Pont de Nemours and Co. Call Option	01/15/2016	67.50	130	(13)
E.I. du Pont de Nemours and Co. Call Option	04/15/2016	62.50	173	(118)
E.ON SE Call Option, JPM	01/15/2016	8.50	136	(8)
EMC Corp. Call Option	01/15/2016	25.00	113	(12)
Energy Transfer Equity LP Call Option	01/15/2016	10.00	54	(18)
General Electric Co. Call Option	03/18/2016	30.00	118	(21)
General Motors Co. Call Option	01/15/2016	34.00	174	(13)
General Motors Co. Call Option	03/18/2016	35.00	1,310	(137)
Halliburton Co. Call Option	02/19/2016	30.00	1	—
Health Net Inc. Call Option	01/15/2016	62.50	240	(121)
Hertz Global Holdings Inc. Call Option	01/15/2016	17.00	834	(7)
Hertz Global Holdings Inc. Call Option	01/15/2016	18.00	212	(1)
Hertz Global Holdings Inc. Call Option	03/18/2016	14.00	1,578	(213)
Hilton Worldwide Holdings Inc. Call Option	02/19/2016	21.00	435	(59)
Humana Inc. Call Option	01/15/2016	170.00	80	(76)
Humana Inc. Call Option	01/15/2016	175.00	50	(25)
Humana Inc. Call Option	02/19/2016	150.00	24	(74)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2015

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts/ Notional Contracts	Value

Options on Securities (continued)
JNL/Westchester Capital Event Driven Fund (continued)
Huntsman Corp. Call Option	01/15/2016	13.00	1,920	$(9)
iShares iBoxx USD High Yield Corporate Bond ETF Put Option	06/17/2016	72.00	370	(36)
Johnson Controls Inc. Call Option	01/15/2016	43.00	1,302	(3)
Keurig Green Mountain Inc. Call Option	01/15/2016	92.50	35	(1)
Keurig Green Mountain Inc. Call Option	03/18/2016	95.00	4	—
King Digital Entertainment Plc Call Option	02/19/2016	18.00	879	(5)
MGM Resorts International Call Option	01/15/2016	21.00	455	(83)
MGM Resorts International Call Option	03/18/2016	20.00	179	(59)
MGM Resorts International Call Option	03/18/2016	21.00	502	(128)
Microsoft Corp. Call Option	02/19/2016	52.50	54	(22)
NorthStar Realty Finance Call Option	03/18/2016	16.00	944	(137)
Perrigo Co. Plc Call Option	02/19/2016	150.00	10	(4)
Pfizer Inc. Call Option	02/19/2016	31.00	96	(16)
Pfizer Inc. Call Option	02/19/2016	33.00	135	(7)
Sirius XM Holdings Inc. Call Option	01/15/2016	4.00	692	(9)
Sirius XM Holdings Inc. Call Option	02/19/2016	4.00	379	(7)
SPDR S&P 500 ETF Trust Put Option	01/15/2016	190.00	79	(2)
SPDR S&P 500 ETF Trust Put Option	01/15/2016	195.00	218	(13)
SPDR S&P 500 ETF Trust Put Option	03/31/2016	185.00	490	(115)
SPX FLOW Inc. Call Option	01/15/2016	22.50	50	(16)
Starwood Hotels & Resorts Worldwide Inc. Call Option	01/15/2016	67.40	84	(19)
Starwood Hotels & Resorts Worldwide Inc. Call Option	01/15/2016	68.70	108	(13)
Starwood Hotels & Resorts Worldwide Inc. Call Option	01/15/2016	69.90	133	(11)
Starwood Hotels & Resorts Worldwide Inc. Call Option	02/19/2016	62.50	57	(42)
T-Mobile US Inc. Call Option	01/15/2016	38.00	731	(118)
Vivendi SA Call Option, JPM	01/15/2016	19.50	466	(29)
Vivendi SA Call Option, JPM	01/15/2016	19.00	178	(19)
Vivendi SA Call Option, JPM	02/19/2016	20.00	281	(15)
W.R. Grace & Co. Call Option	03/18/2016	100.00	236	(108)
W.R. Grace & Co. Call Option	03/18/2016	97.50	146	(78)
Williams Partners LP Call Option	01/15/2016	22.50	9	(3)
Williams Partners LP Call Option	01/15/2016	25.00	35	(6)

			21,748	$(3,443)

‡ Reference index represents a custom equity basket of investments whose components are not publicly available. The notional amounts of each component in the index are not material to the Fund.

Summary of Written Options

	Contracts/ Notional Contracts	Premiums
JNL/AB Dynamic Asset Allocation Fund
Options outstanding at December 31, 2014	—	$—
Options written during the year	2,292	123
Options closed during the year	(2,292)	(123)

Options outstanding at December 31, 2015	—	$—

JNL/BlackRock Global Allocation Fund
Options outstanding at December 31, 2014	157,772,654	$13,439
Options written during the year	1,929,366,496	33,022
Options closed during the year	(1,334,683,332)	(25,590)
Options exercised during the year	(1,285,370)	(3,283)
Options expired during the year	(523,596,226)	(2,734)

Options outstanding at December 31, 2015	227,574,222	$14,854

JNL/Boston Partners Global Long Short Equity Fund
Options outstanding at December 31, 2014	600	$102
Options written during the year	6,064	3,610
Options closed during the year	(1,074)	(635)
Options exercised during the year	(2,391)	(1,388)
Options expired during the year	(519)	(194)

Options outstanding at December 31, 2015	2,680	$1,495

JNL/Ivy Asset Strategy Fund
Options outstanding at December 31, 2014	5,852	$2,673
Options written during the year	140,445	26,023
Options closed during the year	(43,755)	(7,902)
Options exercised during the year	(24,618)	(3,822)
Options expired during the year	(60,378)	(12,111)

Options outstanding at December 31, 2015	17,546	$4,861

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2015

Summary of Written Options

	Contracts/ Notional Contracts	Premiums
JNL Multi-Manager Alternative Fund
Options outstanding at inception	—	$—
Options written during the period	15,134,570	4,573
Options closed during the period	(5,144,694)	(1,741)
Options exercised during the period	(76)	(23)
Options expired during the period	(6,488,581)	(2,149)

Options outstanding at December 31, 2015	3,501,219	$660

JNL/PIMCO Real Return Fund
Options outstanding at December 31, 2014	20,563,324	$3,750
Options written during the year	250,490,475	7,408
Options closed during the year	(204,565,056)	(6,918)
Options exercised during the year	(3,410,000)	(14)
Options expired during the year	(49,876,956)	(1,207)

Options outstanding at December 31, 2015	13,201,787	$3,019

JNL/PIMCO Total Return Bond Fund
Options outstanding at December 31, 2014	519,004,988	$8,343
Options written during the year	1,402,251,206	29,731
Options closed during the year	(1,797,936,763)	(28,180)

Options outstanding at December 31, 2015	123,319,431	$9,894

JNL/Westchester Capital Event Driven Fund
Options outstanding at inception	—	$—
Options written during the period	104,987	23,705
Options closed during the period	(62,212)	(14,719)
Options exercised during the period	(12,280)	(2,633)
Options expired during the period	(8,747)	(1,448)

Options outstanding at December 31, 2015	21,748	$4,905

Schedule of Exchange-Traded Futures Options

	Expiration Date	Exercise Price	Variation Margin Receivable/ (Payable)	Purchased/ (Written) Contracts	Unrealized Appreciation/ (Depreciation)

JNL Multi-Manager Alternative Fund
Euro-Bund Call Option	01/22/2016	EUR 168.50	$–	192	$–

JNL/PIMCO Real Return Fund
3-Month Sterling Interest Rate Future	12/21/2016	98.00	$–	(1,625)	$14
3-Month Sterling Interest Rate Future	12/21/2016	98.50	–	1,625	(69)
3-Month Sterling Interest Rate Future	03/11/2016	99.25	2	478	35
3-Month Sterling Interest Rate Future	03/11/2016	98.63	–	478	(14)
3-Month Sterling Interest Rate Future	03/11/2016	98.88	–	(478)	42

			$2	478	$8

JNL/PIMCO Total Return Bond Fund
Euro-Bobl Put Option	02/19/2016	EUR 126.25	$–	523	$–

Schedule of Open Futures Contracts

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL/AB Dynamic Asset Allocation Fund
ASX SPI 200 Index Future	March 2016	1	$6
Euro STOXX 50 Future	March 2016	86	88
FTSE 100 Index Future	March 2016	8	27
German Stock Index Future	March 2016	1	14
Hang Seng Index Future	January 2016	1	(2)
S&P 500 E-mini Index Future	March 2016	15	(11)
Tokyo Price Index Future	March 2016	15	(50)
U.S. Treasury Note Future, 10-Year	March 2016	34	(15)
U.S. Treasury Note Future, 5-Year	March 2016	22	(8)
Ultra Long Term U.S. Treasury Bond Future	March 2016	3	4

			$53

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL/AQR Managed Futures Strategy Fund
3-Month Euro Euribor Interest Rate Future	June 2016	248	$(42)
3-Month Euro Euribor Interest Rate Future	September 2016	217	(32)
3-Month Euro Euribor Interest Rate Future	December 2016	269	(18)
3-Month Euro Euribor Interest Rate Future	March 2017	309	(16)
3-Month Euro Euribor Interest Rate Future	June 2017	323	(24)
3-Month Euro Euribor Interest Rate Future	September 2017	350	(85)
3-Month Euro Euribor Interest Rate Future	December 2017	212	(45)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2015

Schedule of Open Futures Contracts

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL/AQR Managed Futures Strategy Fund (continued)
3-Month Euro Swiss Franc Interest Rate Future	June 2016	29	$(17)
3-Month Euro Swiss Franc Interest Rate Future	September 2016	34	(18)
3-Month Euro Swiss Franc Interest Rate Future	December 2016	33	(15)
3-Month Sterling Interest Rate Future	March 2016	28	1
3-Month Sterling Interest Rate Future	June 2016	266	44
3-Month Sterling Interest Rate Future	September 2016	134	(21)
3-Month Sterling Interest Rate Future	December 2016	152	(40)
3-Month Sterling Interest Rate Future	March 2017	149	(54)
3-Month Sterling Interest Rate Future	June 2017	129	(54)
3-Month Sterling Interest Rate Future	September 2017	72	(34)
3-Month Sterling Interest Rate Future	December 2017	78	(30)
90-Day Eurodollar Future	June 2016	(671)	31
90-Day Eurodollar Future	September 2016	(444)	15
90-Day Eurodollar Future	December 2016	(243)	(5)
90-Day Eurodollar Future	March 2017	(165)	(2)
90-Day Eurodollar Future	June 2017	(144)	(2)
90-Day Eurodollar Future	September 2017	(127)	(6)
90-Day Eurodollar Future	December 2017	(115)	(7)
Amsterdam Exchanges Index Future	January 2016	29	45
ASX SPI 200 Index Future	March 2016	(54)	(295)
Australia Commonwealth Treasury Bond Future, 10-Year	March 2016	(24)	(10)
Australia Commonwealth Treasury Bond Future, 3-Year	March 2016	(1,034)	(196)
Brent Crude Oil Future	March 2016	(415)	(39)
CAC40 10 Euro Future	January 2016	169	54
Canadian Bank Acceptance Future	March 2016	(4)	—
Canadian Bank Acceptance Future	June 2016	120	(3)
Canadian Bank Acceptance Future	September 2016	242	(6)
Canadian Dollar Future	March 2016	(137)	331
Canadian Government Bond Future, 10-Year	March 2016	90	116
CBT Wheat Future	March 2016	(173)	197
Cocoa Future	March 2016	140	(38)
Cocoa Future	March 2016	94	(94)
Coffee ‘C’ Future	March 2016	(79)	(194)
Copper Future	March 2016	(181)	(340)
Corn Future	March 2016	(643)	261
Cotton No. 2 Future	March 2016	31	3
Dow Jones Industrial Average E-mini Index Future	March 2016	121	11
Euro STOXX 50 Future	March 2016	255	42
Euro-Bobl Future	March 2016	211	(236)
Euro-BTP Future	March 2016	435	(342)
Euro-Bund Future	March 2016	112	(247)
Euro-Buxl Future	March 2016	(33)	16
Euro-OAT Future	March 2016	53	(118)
Euro-Schatz Future	March 2016	467	(116)
FTSE 100 Index Future	March 2016	(25)	(56)
FTSE/JSE Top 40 Index Future	March 2016	(36)	(21)
FTSE/MIB Index Future	March 2016	23	19
Gas Oil Future	February 2016	(331)	1,579
German Stock Index Future	March 2016	39	334
Gold 100 oz. Future	February 2016	(502)	635
Hang Seng China Enterprises Index Future	January 2016	(92)	71
Hang Seng Index Future	January 2016	(24)	14
IBEX 35 Index Future	January 2016	(56)	51

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL/AQR Managed Futures Strategy Fund (continued)
Japanese Government Bond Future, 10-Year	March 2016	128	$232
KCBT Wheat Future	March 2016	(116)	105
KOSPI 200 Future	March 2016	1	—
Lean Hogs Future	February 2016	(85)	(78)
Live Cattle Future	February 2016	(6)	(17)
LME Aluminum Future	March 2016	(94)	(144)
LME Copper Future	March 2016	(56)	(264)
LME Nickel Future	March 2016	(37)	(74)
LME Zinc Future	March 2016	(68)	(72)
Mexican Peso Future	March 2016	(14)	13
Mini MSCI Emerging EAFE Index Future	March 2016	(1)	—
Mini MSCI Emerging Markets Index Future	March 2016	(238)	(301)
MSCI Taiwan Index Future	January 2016	(41)	8
NASDAQ 100 E-Mini Future	March 2016	471	132
Natural Gas Future	February 2016	(309)	(712)
New Zealand Dollar Future	March 2016	163	184
Nikkei 225 Future	March 2016	146	(723)
NY Harbor ULSD Future	February 2016	(156)	910
OMX Stockholm 30 Index Future	January 2016	(106)	(25)
Palladium Future	March 2016	(37)	(67)
Platinum Future	April 2016	(72)	(82)
RBOB Gasoline Future	February 2016	(101)	(81)
Russell 2000 Mini Index Future	March 2016	(41)	(34)
S&P 500 E-mini Index Future	March 2016	106	85
S&P MidCap 400 E-mini Index Future	March 2016	(24)	(15)
S&P/Toronto Stock Exchange 60 Index Future	March 2016	(152)	(179)
SGX CNX Nifty Index Future	January 2016	(109)	(5)
SGX FTSE China A50 Index Future	January 2016	361	(85)
SGX MSCI Singapore Index Future	January 2016	(110)	(7)
Silver Future	March 2016	(129)	191
Soybean Future	March 2016	(258)	56
Soybean Meal Future	March 2016	(89)	124
Soybean Oil Future	March 2016	55	(6)
Sugar #11 (World Markets) Future	March 2016	76	(9)
Tokyo Price Index Future	March 2016	208	(352)
U.K. Long Gilt Future	March 2016	80	(82)
U.S. Treasury Long Bond Future	March 2016	(77)	(28)
U.S. Treasury Note Future, 10-Year	March 2016	(397)	(70)
U.S. Treasury Note Future, 2-Year	March 2016	(672)	(16)
U.S. Treasury Note Future, 5-Year	March 2016	(216)	(25)
Ultra Long Term U.S. Treasury Bond Future	March 2016	(69)	(46)
WTI Crude Oil Future	February 2016	(280)	474

			$(133)

JNL/BlackRock Global Allocation Fund
ASX SPI 200 Index Future	March 2016	4	$26
Euro STOXX 50 Future	March 2016	100	49
FTSE 100 Index Future	March 2016	93	280
Mini MSCI Emerging Markets Index Future	March 2016	(568)	(340)
NASDAQ 100 E-mini Future	March 2016	57	10
Russell 2000 Mini Index Future	March 2016	(235)	(18)
S&P 500 E-mini Index Future	March 2016	(431)	(214)
Tokyo Price Index Future	March 2016	226	(19)
Yen Denominated Nikkei 225 Future	March 2016	70	(154)

			$(380)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2015

Schedule of Open Futures Contracts

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL/Goldman Sachs Core Plus Bond Fund
Australia Commonwealth Treasury Bond Future, 10-Year	March 2016	70	$13
Australia Commonwealth Treasury Bond Future, 3-Year	March 2016	731	178
Euro-Bobl Future	March 2016	72	10
Euro-BTP Future	March 2016	124	116
Euro-Bund Future	March 2016	(79)	(48)
U.S. Treasury Long Bond Future	March 2016	35	18
U.S. Treasury Note Future, 10-Year	March 2016	(41)	8
U.S. Treasury Note Future, 2-Year	March 2016	416	(150)
U.S. Treasury Note Future, 5-Year	March 2016	767	(133)
Ultra Long Term U.S. Treasury Bond Future	March 2016	215	181

			$193

JNL/Goldman Sachs Emerging Markets Debt Fund
Euro-Bobl Future	March 2016	(7)	$(1)
U.S. Treasury Long Bond Future	March 2016	5	(10)
U.S. Treasury Note Future, 10-Year	March 2016	18	—
U.S. Treasury Note Future, 2-Year	March 2016	(11)	5
U.S. Treasury Note Future, 5-Year	March 2016	20	—
Ultra Long Term U.S. Treasury Bond Future	March 2016	(26)	(26)

			$(32)

JNL/Mellon Capital Emerging Markets Index Fund
Mini MSCI Emerging Markets Index Future	March 2016	420	$353

JNL/Mellon Capital S&P 500 Index Fund
S&P 500 E-mini Index Future	March 2016	396	$(121)

JNL/Mellon Capital S&P 400 Mid Cap Index Fund
S&P MidCap 400 E-mini Index Future	March 2016	276	$(197)

JNL/Mellon Capital Small Cap Index Fund
Russell 2000 Mini Index Future	March 2016	138	$(16)

JNL/Mellon Capital International Index Fund
ASX SPI 200 Index Future	March 2016	34	$204
Euro STOXX 50 Future	March 2016	252	293
FTSE 100 Index Future	March 2016	95	344
Tokyo Price Index Future	March 2016	58	(114)

			$727

JNL Multi-Manager Alternative Fund
90-Day Eurodollar Future	March 2016	(171)	$55
90-Day Eurodollar Future	June 2016	73	(37)
90-Day Eurodollar Future	December 2016	(101)	30
90-Day Eurodollar Future	March 2017	25	(7)
90-Day Eurodollar Future	June 2017	36	(6)
Australian Dollar Future	March 2016	7	3
British Pound Future	March 2016	(1)	2
Canadian Dollar Future	March 2016	58	(75)
Euro FX Currency Future	March 2016	(40)	22
Euro-Bobl Future	March 2016	34	(32)
Euro-BTP Future	March 2016	34	(51)
Euro-Bund Future	March 2016	(129)	180
Euro-Buxl Future	March 2016	(32)	104
Japanese Government Bond Future, 10-Year	March 2016	(17)	(58)
Japanese Yen Future	March 2016	(50)	(101)

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL Multi-Manager Alternative Fund (continued)
Mexican Peso Future	March 2016	21	$(11)
U.K. Long Gilt Future	March 2016	(12)	6
U.S. Treasury Long Bond Future	March 2016	194	(109)
U.S. Treasury Note Future, 10-Year	March 2016	(223)	111
U.S. Treasury Note Future, 2-Year	March 2016	(6)	—
U.S. Treasury Note Future, 5-Year	March 2016	247	(13)
Ultra Long Term U.S. Treasury Bond Future	March 2016	25	22

			$35

JNL/Neuberger Berman Strategic Income Fund
3-Month Euro-Yen Future	March 2016	213	$(4)
3-Month Euro-Yen Future	September 2016	96	(4)
3-Month New Zealand Bank Bill Future	December 2016	237	2,181
Australian Dollar Future	March 2016	(3)	1
British Pound Future	March 2016	(98)	199
Euro FX Currency Future	March 2016	(124)	176
Euro-Buxl Future	March 2016	(100)	347
Euro-OAT Future	March 2016	(123)	278
Mexican Peso Future	March 2016	(198)	84
New Zealand Dollar Future	March 2016	(191)	(324)
SGX Japanese Government Bond Future, 10-Year	March 2016	(188)	(61)
South African Rand Future	March 2016	(171)	402
U.K. Long Gilt Future	March 2016	(56)	104
U.S. Treasury Long Bond Future	March 2016	129	(41)
U.S. Treasury Note Future, 10-Year	March 2016	(673)	69
U.S. Treasury Note Future, 2-Year	March 2016	(342)	99
U.S. Treasury Note Future, 5-Year	March 2016	(131)	22
Ultra Long Term U.S. Treasury Bond Future	March 2016	(105)	(94)

			$3,434

JNL/PIMCO Real Return Fund
Euro-BTP Future	March 2016	15	$(25)
Euro-Bund Future	March 2016	(304)	(167)
U.S. Treasury Long Bond Future	March 2016	(308)	67
U.S. Treasury Note Future, 10-Year	March 2016	467	(242)
U.S. Treasury Note Future, 5-Year	March 2016	1,002	(254)

			$(621)

JNL/PIMCO Total Return Bond Fund
3-Month Euro Euribor Interest Rate Future	March 2016	651	$8
3-Month Sterling Interest Rate Future	December 2016	(1,068)	168
3-Month Sterling Interest Rate Future	March 2017	(3,117)	(692)
3-Month Sterling Interest Rate Future	June 2017	(789)	(413)
3-Month Sterling Interest Rate Future	September 2017	(210)	87
90-Day Eurodollar Future	June 2016	(1,855)	(757)
90-Day Eurodollar Future	September 2016	(1,577)	(960)
90-Day Eurodollar Future	December 2016	(450)	(366)
90-Day Eurodollar Future	March 2017	(614)	(326)
90-Day Eurodollar Future	June 2017	(4,016)	(3,340)
90-Day Eurodollar Future	March 2018	(1,306)	(1,105)
Canadian Government Bond Future, 10-Year	March 2016	(139)	(285)
Euro-Bobl Future	March 2016	921	(216)
Euro-Schatz Future	March 2016	423	10
U.K. Long Gilt Future	March 2016	(24)	8
U.S. Treasury Long Bond Future	March 2016	269	(52)
U.S. Treasury Note Future, 10-Year	March 2016	(4,146)	1,357

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands, except contracts)

December 31, 2015

Schedule of Open Futures Contracts

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL/PIMCO Total Return Bond Fund (continued)
U.S. Treasury Note Future, 5-Year	March 2016	10,962	$(3,490)

			$(10,364)

JNL/PPM America Floating Rate Income Fund
U.S. Treasury Long Bond Future	March 2016	(4)	$(1)
U.S. Treasury Note Future, 10-Year	March 2016	(71)	37
U.S. Treasury Note Future, 5-Year	March 2016	(58)	22

			$58

JNL/PPM America High Yield Bond Fund
U.S. Treasury Long Bond Future	March 2016	(221)	$3
U.S. Treasury Note Future, 10-Year	March 2016	(408)	196
Ultra Long Term U.S. Treasury Bond Future	March 2016	(74)	24

			$223

	Expiration	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
JNL/Scout Unconstrained Bond Fund
Euro-Bund Future	March 2016	(935)	$208

JNL/T. Rowe Price Short-Term Bond Fund
U.S. Treasury Note Future, 2-Year	March 2016	500	$(158)
U.S. Treasury Note Future, 5-Year	March 2016	(372)	127

			$(31)

JNL/WMC Balanced Fund
U.S. Treasury Note Future, 10-Year	March 2016	99	$(36)
U.S. Treasury Note Future, 5-Year	March 2016	(296)	115
Ultra Long Term U.S. Treasury Bond Future	March 2016	49	45

			$124

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/AB Dynamic Asset Allocation Fund
AUD/USD	03/18/2016	MSC	AUD	227	$165	$3
CHF/USD	03/18/2016	SSB	CHF	425	425	(1)
EUR/USD	03/18/2016	SSB	EUR	330	359	(1)
EUR/USD	03/18/2016	MSC	EUR	768	836	12
EUR/USD	03/18/2016	UBS	EUR	314	342	4
EUR/USD	03/18/2016	SSB	EUR	113	123	3
EUR/USD	03/18/2016	MSC	EUR	597	650	(4)
GBP/USD	03/18/2016	BCL	GBP	297	438	(17)
GBP/USD	03/18/2016	SSB	GBP	80	118	(3)
JPY/USD	03/18/2016	SCB	JPY	48,849	407	9
JPY/USD	03/18/2016	SSB	JPY	212,221	1,769	43
SEK/USD	03/18/2016	SSB	SEK	1,664	198	5
USD/EUR	03/18/2016	SSB	EUR	(137)	(149)	—
USD/EUR	03/18/2016	DUB	EUR	(427)	(465)	—
USD/JPY	03/18/2016	BCL	JPY	(81,631)	(680)	(6)
USD/NOK	03/18/2016	SSB	NOK	(116)	(13)	—

					$4,523	$47

JNL/AQR Managed Futures Strategy Fund
AUD/USD	01/05/2016	JPM	AUD	125	$91	$—
AUD/USD	01/05/2016	BCL	AUD	387	282	—
AUD/USD	03/16/2016	CSI	AUD	14,515	10,539	70
AUD/USD	03/16/2016	CSI	AUD	33,063	24,006	(65)
BRL/USD	03/16/2016	CSI	BRL	27,360	6,753	(276)
CAD/USD	03/16/2016	CSI	CAD	12,382	8,950	(321)
CHF/USD	01/04/2016	CSI	CHF	98	97	(1)
CHF/USD	01/05/2016	JPM	CHF	6	6	—
CHF/USD	03/16/2016	CSI	CHF	4	4	—
CLP/USD	03/16/2016	CSI	CLP	993,092	1,390	(24)
COP/USD	03/16/2016	CSI	COP	560,465	175	(2)
CZK/USD	03/16/2016	CSI	CZK	95,010	3,829	93
CZK/USD	03/16/2016	CSI	CZK	305,083	12,296	(58)
EUR/USD	03/16/2016	CSI	EUR	123,610	134,584	(1,257)
EUR/USD	03/16/2016	CSI	EUR	83,151	90,534	283
GBP/USD	01/05/2016	GSC	GBP	43	64	—
GBP/USD	01/05/2016	BCL	GBP	62	91	—
GBP/USD	01/05/2016	JPM	GBP	133	197	—
GBP/USD	03/16/2016	CSI	GBP	14,187	20,917	(422)
HKD/USD	01/04/2016	CSI	HKD	1,793	231	—
HUF/USD	03/16/2016	CSI	HUF	650,634	2,239	21
HUF/USD	03/16/2016	CSI	HUF	916,156	3,153	(35)
IDR/USD	03/16/2016	CSI	IDR	70,169,967	4,999	31

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/(Loss)
JNL/AQR Managed Futures Strategy Fund (continued)
ILS/USD	03/16/2016	CSI	ILS	22,211	$5,717	$(45)
INR/USD	03/16/2016	CSI	INR	713,275	10,653	111
JPY/USD	03/16/2016	CSI	JPY	16,237,292	135,328	1,868
KRW/USD	03/16/2016	CSI	KRW	9,482,177	8,074	(96)
MXN/USD	03/16/2016	CSI	MXN	97,880	5,650	(207)
MYR/USD	03/16/2016	CSI	MYR	16,124	3,736	(62)
NOK/USD	03/16/2016	CSI	NOK	70,353	7,942	(241)
NZD/USD	03/16/2016	CSI	NZD	48,390	32,950	781
PHP/USD	03/16/2016	CSI	PHP	87,526	1,852	9
PLN/USD	03/16/2016	CSI	PLN	12,458	3,171	28
PLN/USD	03/16/2016	CSI	PLN	12,551	3,195	(30)
SEK/USD	01/05/2016	JPM	SEK	48	6	—
SEK/USD	03/16/2016	CSI	SEK	179,206	21,275	289
SEK/USD	03/16/2016	CSI	SEK	22,002	2,612	(8)
SGD/USD	01/05/2016	BCL	SGD	25	18	—
SGD/USD	03/16/2016	CSI	SGD	11,482	8,078	(60)
TRY/USD	03/16/2016	CSI	TRY	15,567	5,230	(13)
TRY/USD	03/16/2016	CSI	TRY	30,461	10,232	39
TWD/USD	03/16/2016	CSI	TWD	41,398	1,262	(9)
TWD/USD	03/16/2016	CSI	TWD	70,245	2,141	3
USD/AUD	03/16/2016	CSI	AUD	(74,718)	(54,251)	(843)
USD/AUD	03/16/2016	CSI	AUD	(5,734)	(4,163)	12
USD/BRL	03/16/2016	CSI	BRL	(30,073)	(7,422)	115
USD/CAD	03/16/2016	CSI	CAD	(34,749)	(25,118)	(212)
USD/CAD	03/16/2016	CSI	CAD	(131,378)	(94,965)	1,925
USD/CHF	03/16/2016	CSI	CHF	(448)	(449)	4
USD/CHF	03/16/2016	CSI	CHF	(35)	(35)	(1)
USD/CLP	03/16/2016	CSI	CLP	(252,093)	(353)	(1)
USD/CLP	03/16/2016	CSI	CLP	(3,119,440)	(4,366)	27
USD/COP	03/16/2016	CSI	COP	(5,127,735)	(1,603)	(43)
USD/COP	03/16/2016	CSI	COP	(516,838)	(161)	1
USD/EUR	01/05/2016	JPM	EUR	(41)	(44)	—
USD/EUR	01/05/2016	BCL	EUR	(23)	(25)	—
USD/EUR	01/05/2016	GSC	EUR	(479)	(521)	1
USD/EUR	03/16/2016	CSI	EUR	(272,960)	(297,194)	(6,471)
USD/EUR	03/16/2016	CSI	EUR	(8,584)	(9,346)	7
USD/GBP	03/16/2016	CSI	GBP	(31,020)	(45,735)	791
USD/HKD	01/05/2016	BCL	HKD	(2,511)	(324)	—
USD/HKD	03/16/2016	CSI	HKD	(4,978)	(642)	—
USD/HUF	03/16/2016	CSI	HUF	(476,478)	(1,640)	(5)
USD/HUF	03/16/2016	CSI	HUF	(1,392,938)	(4,794)	30

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/AQR Managed Futures Strategy Fund (continued)
USD/IDR	03/16/2016	CSI	IDR	(2,601,493)	$(185)	$(7)
USD/ILS	03/16/2016	CSI	ILS	(4,356)	(1,122)	(3)
USD/ILS	03/16/2016	CSI	ILS	(8,047)	(2,071)	10
USD/INR	03/16/2016	CSI	INR	(180,244)	(2,692)	(41)
USD/JPY	01/05/2016	JPM	JPY	(23,653)	(197)	—
USD/JPY	01/05/2016	BCL	JPY	(31,687)	(264)	—
USD/JPY	01/05/2016	GSC	JPY	(7,143)	(59)	—
USD/JPY	03/16/2016	CSI	JPY	(6,462,021)	(53,858)	(1,144)
USD/KRW	03/16/2016	CSI	KRW	(32,536,882)	(27,704)	(201)
USD/KRW	03/16/2016	CSI	KRW	(5,619,051)	(4,784)	51
USD/MXN	03/16/2016	CSI	MXN	(385,303)	(22,240)	448
USD/MXN	03/16/2016	CSI	MXN	(51,947)	(2,998)	(21)
USD/MYR	03/16/2016	CSI	MYR	(3,105)	(719)	(4)
USD/MYR	03/16/2016	CSI	MYR	(7,457)	(1,728)	33
USD/NOK	03/16/2016	CSI	NOK	(477,153)	(53,868)	1,056
USD/NZD	03/16/2016	CSI	NZD	(13,035)	(8,876)	(251)
USD/PHP	03/16/2016	CSI	PHP	(307,618)	(6,511)	(64)
USD/PLN	03/16/2016	CSI	PLN	(95,812)	(24,390)	(362)
USD/SEK	03/16/2016	CSI	SEK	(174,416)	(20,705)	(301)
USD/SGD	03/16/2016	CSI	SGD	(14,690)	(10,335)	52
USD/TRY	03/16/2016	CSI	TRY	(38,345)	(12,882)	(208)
USD/TRY	03/16/2016	CSI	TRY	(7,237)	(2,431)	13
USD/TWD	03/16/2016	CSI	TWD	(93,887)	(2,860)	(6)
USD/TWD	03/16/2016	CSI	TWD	(219,268)	(6,681)	25
USD/ZAR	01/05/2016	JPM	ZAR	(29)	(2)	—
USD/ZAR	03/16/2016	CSI	ZAR	(425,781)	(27,161)	1,911
ZAR/USD	03/16/2016	CSI	ZAR	106,877	6,818	(194)

					$(249,107)	$(3,477)

JNL/BlackRock Global Allocation Fund
EUR/USD	01/11/2016	GSC	EUR	11,386	$12,376	$(104)
EUR/USD	01/11/2016	DUB	EUR	5,273	5,731	(39)
EUR/USD	01/14/2016	CSI	EUR	3,427	3,725	(29)
EUR/USD	01/14/2016	CIT	EUR	1,714	1,863	(9)
EUR/USD	01/14/2016	GSC	EUR	3,355	3,647	(14)
EUR/USD	01/21/2016	DUB	EUR	3,408	3,705	41
EUR/USD	01/22/2016	CIT	EUR	3,410	3,708	(6)
EUR/USD	01/25/2016	BBH	EUR	1,602	1,742	(14)
EUR/USD	01/29/2016	GSC	EUR	16,671	18,129	463
EUR/USD	01/29/2016	CSI	EUR	10,097	10,980	289
GBP/USD	01/25/2016	BBH	GBP	3,814	5,623	(167)
JPY/USD	01/04/2016	CSI	JPY	3,201	27	—
JPY/USD	01/05/2016	MSC	JPY	5,860	49	—
JPY/USD	01/07/2016	CIT	JPY	1,510,509	12,568	45
JPY/USD	01/08/2016	CSI	JPY	989,641	8,234	120
JPY/USD	01/14/2016	MSC	JPY	940,634	7,828	121
JPY/USD	01/21/2016	CIT	JPY	451,151	3,755	57
MXN/USD	01/05/2016	MSC	MXN	6,486	376	3
USD/AUD	01/14/2016	CIT	AUD	(12,610)	(9,184)	(119)
USD/AUD	01/28/2016	MSC	AUD	(3,078)	(2,240)	(33)
USD/BRL	01/11/2016	DUB	BRL	(13,376)	(3,372)	183
USD/BRL	01/11/2016	BNP	BRL	(14,222)	(3,586)	186
USD/BRL	01/15/2016	GSC	BRL	(24,311)	(6,120)	264
USD/BRL	01/28/2016	DUB	BRL	(13,383)	(3,353)	54
USD/BRL	02/16/2016	MSC	BRL	(29,275)	(7,293)	315
USD/CAD	01/14/2016	MSC	CAD	(12,609)	(9,112)	75
USD/CLP	03/10/2016	GSC	CLP	(2,479,585)	(3,473)	(2)
USD/CNY	03/15/2016	DUB	CNY	(60,224)	(9,232)	(143)
USD/CNY	05/17/2016	GSC	CNY	(118,128)	(18,050)	(273)
USD/CNY	11/04/2016	DUB	CNY	(57,590)	(8,734)	129
USD/EUR	01/11/2016	GSC	EUR	(11,386)	(12,376)	207
USD/EUR	01/29/2016	GSC	EUR	(8,853)	(9,627)	(9)

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/BlackRock Global Allocation Fund (continued)
USD/IDR	01/28/2016	CSI	IDR	(49,081,283)	$(3,539)	$(116)
USD/JPY	01/04/2016	BOA	JPY	(2,244)	(19)	—
USD/JPY	01/06/2016	MSC	JPY	(13,509)	(112)	—
USD/JPY	01/07/2016	CIT	JPY	(1,510,509)	(12,568)	(308)
USD/JPY	01/08/2016	CSI	JPY	(989,641)	(8,234)	(210)
USD/JPY	01/13/2016	MSC	JPY	(1,480,000)	(12,316)	(211)
USD/JPY	01/14/2016	MSC	JPY	(940,634)	(7,828)	(56)
USD/JPY	01/21/2016	CIT	JPY	(1,070,034)	(8,906)	(182)
USD/JPY	01/25/2016	GSC	JPY	(1,570,000)	(13,068)	176
USD/JPY	01/29/2016	DUB	JPY	(987,599)	(8,221)	(177)
USD/JPY	02/10/2016	DUB	JPY	(1,890,000)	(15,737)	(464)
USD/JPY	02/22/2016	DUB	JPY	(1,810,000)	(15,075)	(359)
USD/JPY	02/29/2016	MSC	JPY	(3,870,000)	(32,236)	(768)
USD/JPY	03/07/2016	CSI	JPY	(3,970,000)	(33,076)	(643)
USD/JPY	03/14/2016	HSB	JPY	(2,030,000)	(16,918)	(397)
USD/JPY	03/22/2016	CIT	JPY	(2,710,000)	(22,592)	(171)
USD/KRW	01/25/2016	CSI	KRW	(8,195,585)	(6,985)	183
USD/KRW	01/25/2016	DUB	KRW	(9,962,125)	(8,491)	243
USD/KRW	03/09/2016	MSC	KRW	(10,429,340)	(8,881)	(37)
USD/MXN	01/07/2016	HSB	MXN	(37,690)	(2,186)	4
USD/MXN	01/07/2016	MSC	MXN	(57,771)	(3,351)	43
USD/MXN	01/08/2016	DUB	MXN	(109,911)	(6,376)	162
USD/MXN	01/21/2016	CIT	MXN	(61,394)	(3,558)	146
USD/MXN	01/21/2016	CSI	MXN	(159,799)	(9,260)	(90)
USD/MXN	02/18/2016	BNP	MXN	(56,557)	(3,271)	35
USD/MXN	03/31/2016	GSC	MXN	(95,300)	(5,495)	203
USD/MXN	04/14/2016	CIT	MXN	(121,800)	(7,016)	232
USD/MYR	01/22/2016	CSI	MYR	(15,548)	(3,616)	30
USD/SGD	01/04/2016	MSC	SGD	(3)	(2)	—
USD/SGD	01/05/2016	CIT	SGD	(72)	(51)	—
USD/SGD	01/07/2016	HSB	SGD	(10,382)	(7,321)	(40)
USD/SGD	01/08/2016	DUB	SGD	(5,097)	(3,594)	(22)
USD/SGD	01/15/2016	MSC	SGD	(5,143)	(3,626)	26
USD/TWD	05/12/2016	DUB	TWD	(121,340)	(3,701)	(10)
USD/TWD	05/12/2016	CSI	TWD	(59,612)	(1,818)	(2)

					$(300,730)	$(1,189)

JNL/Boston Partners Global Long Short Equity Fund
AUD/USD	01/05/2016	BBH	AUD	200	$146	$—
CAD/USD	01/04/2016	BBH	CAD	153	111	—
CAD/USD	01/05/2016	BBH	CAD	29	21	—
CHF/USD	01/04/2016	BBH	CHF	465	464	(6)
EUR/USD	01/04/2016	BBH	EUR	1,430	1,554	(7)
GBP/USD	01/04/2016	BBH	GBP	1,070	1,578	(10)
HKD/USD	01/05/2016	BBH	HKD	2,222	287	—
JPY/USD	01/06/2016	BBH	JPY	109,471	911	3
USD/AUD	01/05/2016	BBH	AUD	(234)	(171)	—
USD/CHF	01/04/2016	BBH	CHF	(118)	(118)	1
USD/EUR	01/04/2016	BBH	EUR	(864)	(939)	5
USD/EUR	01/05/2016	BBH	EUR	(211)	(229)	1
USD/GBP	01/04/2016	BBH	GBP	(263)	(388)	2
USD/HKD	01/04/2016	BBH	HKD	(2,195)	(283)	—
USD/HKD	01/05/2016	BBH	HKD	(3,821)	(494)	—
USD/JPY	01/06/2016	BBH	JPY	(59,148)	(492)	(1)
USD/NOK	01/05/2016	BBH	NOK	(89)	(10)	—
USD/SEK	01/05/2016	BBH	SEK	(439)	(52)	—
USD/SGD	01/05/2016	BBH	SGD	(68)	(48)	—

					$1,848	$(12)

JNL/Brookfield Global Infrastructure and MLP Fund
EUR/USD	01/05/2016	NTS	EUR	3	$3	$—
HKD/USD	01/04/2016	JPM	HKD	13,842	1,786	(1)
HKD/USD	01/05/2016	JPM	HKD	1,230	159	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/ Brookfield Global Infrastructure and MLP Fund (continued)
HKD/USD	01/05/2016	NTS	HKD	5,409	$698	$—
MXN/USD	01/04/2016	JPM	MXN	3,072	178	—
USD/EUR	01/04/2016	JPM	EUR	(228)	(248)	1

					$2,576	$—

JNL/Capital Guardian Global Balanced Fund
CAD/GBP	01/15/2016	CIT	GBP	(225)	$(332)	$5
EUR/DKK	01/15/2016	JPM	DKK	(19,500)	(2,841)	1
EUR/GBP	01/12/2016	BNY	GBP	(600)	(885)	18
EUR/HUF	01/12/2016	CIT	HUF	(897,400)	(3,092)	(3)
EUR/PLN	01/12/2016	CIT	PLN	(5,800)	(1,478)	(30)
EUR/SEK	01/15/2016	CSI	SEK	(1,250)	(148)	(2)
EUR/USD	01/06/2016	JPM	EUR	3,423	3,720	95
EUR/USD	01/08/2016	JPM	EUR	694	754	4
EUR/USD	01/11/2016	BNY	EUR	91	99	(1)
EUR/USD	01/12/2016	JPM	EUR	1,533	1,667	(13)
EUR/USD	01/15/2016	CIT	EUR	448	487	(7)
EUR/USD	01/21/2016	BNY	EUR	730	794	(11)
HKD/USD	01/04/2016	CSI	HKD	93	12	—
JPY/EUR	01/21/2016	BNY	EUR	(650)	(707)	12
JPY/GBP	01/08/2016	JPM	GBP	(200)	(295)	13
JPY/USD	01/08/2016	BNY	JPY	7,372	61	1
JPY/USD	01/12/2016	CIT	JPY	280,911	2,338	35
JPY/USD	01/12/2016	UBS	JPY	321,426	2,674	24
JPY/USD	01/12/2016	JPM	JPY	113,838	948	10
JPY/USD	01/15/2016	CIT	JPY	60,460	503	3
JPY/USD	01/21/2016	JPM	JPY	358,592	2,984	10
JPY/USD	01/21/2016	BNY	JPY	211,268	1,759	9
JPY/USD	01/29/2016	CIT	JPY	30,154	251	1
MXN/USD	01/12/2016	BOA	MXN	17,750	1,029	2
MXN/USD	01/15/2016	CIT	MXN	15,200	881	2
USD/AUD	01/21/2016	UBS	AUD	(377)	(274)	(7)
USD/EUR	01/06/2016	JPM	EUR	(1,153)	(1,253)	7
USD/EUR	01/06/2016	JPM	EUR	(544)	(591)	—
USD/EUR	01/08/2016	UBS	EUR	(620)	(674)	(17)
USD/EUR	01/08/2016	CSI	EUR	(450)	(489)	1
USD/EUR	01/08/2016	JPM	EUR	(694)	(754)	4
USD/EUR	01/12/2016	BOA	EUR	(340)	(370)	3
USD/EUR	01/21/2016	BNY	EUR	(526)	(572)	3
USD/GBP	01/11/2016	UBS	GBP	(500)	(737)	18
USD/GBP	01/12/2016	BNY	GBP	(930)	(1,371)	39
USD/GBP	01/21/2016	JPM	GBP	(100)	(147)	2
USD/IDR	01/08/2016	JPM	IDR	(647,000)	(47)	—
USD/JPY	01/12/2016	CIT	JPY	(250,412)	(2,084)	(28)
USD/MXN	01/12/2016	BOA	MXN	(17,750)	(1,029)	24
USD/MXN	01/15/2016	BNY	MXN	(7,600)	(441)	2
USD/MXN	01/15/2016	CIT	MXN	(16,150)	(936)	5
USD/MXN	01/21/2016	JPM	MXN	(1,525)	(88)	1
USD/MYR	01/21/2016	CSI	MYR	(550)	(128)	(1)
USD/NOK	01/12/2016	JPM	NOK	(870)	(98)	2
USD/PLN	01/12/2016	UBS	PLN	(1,950)	(497)	(6)
USD/PLN	01/12/2016	JPM	PLN	(2,550)	(650)	(8)
USD/PLN	01/21/2016	JPM	PLN	(1,350)	(344)	(3)
USD/SEK	01/21/2016	BNY	SEK	(3,800)	(450)	(7)
USD/TRY	01/14/2016	UBS	TRY	(300)	(103)	(2)
USD/TRY	01/21/2016	UBS	TRY	(130)	(44)	—
USD/ZAR	01/14/2016	BOA	ZAR	(5,150)	(332)	5
USD/ZAR	01/21/2016	CIT	ZAR	(3,200)	(206)	3

					$(3,526)	$218

JNL/Capital Guardian Global Diversified Research Fund
HKD/USD	01/04/2016	CSI	HKD	35	$5	$—

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Eastspring Investments Asia ex-Japan Fund
IDR/USD	01/04/2016	JPM	IDR	331,711	$24	$—
IDR/USD	01/05/2016	JPM	IDR	643,097	46	—
USD/KRW	01/04/2016	JPM	KRW	(57,849)	(49)	—

					$21	$—

JNL/Franklin Templeton Global Growth Fund
JPY/USD	01/06/2016	HSB	JPY	334,215	$2,781	$8

JNL/Franklin Templeton Global Multisector Bond Fund
CLP/USD	01/19/2016	MSC	CLP	932,476	$1,314	$(5)
CLP/USD	01/21/2016	DUB	CLP	1,864,952	2,627	(94)
CLP/USD	02/12/2016	DUB	CLP	1,142,945	1,606	(13)
CLP/USD	02/12/2016	JPM	CLP	3,735,884	5,248	(27)
CLP/USD	02/16/2016	DUB	CLP	571,473	802	(4)
CLP/USD	02/16/2016	MSC	CLP	932,476	1,309	(5)
CLP/USD	02/23/2016	DUB	CLP	6,542,795	9,179	112
CLP/USD	03/03/2016	CIT	CLP	948,431	1,329	5
CLP/USD	03/11/2016	DUB	CLP	571,473	800	(5)
CLP/USD	03/16/2016	DUB	CLP	1,888,285	2,643	16
EUR/PLN	01/08/2016	DUB	PLN	(20,712)	(5,280)	8
GHS/USD	04/08/2016	BCL	GHS	2,924	719	99
GHS/USD	06/10/2016	BCL	GHS	420	99	19
INR/EUR	01/08/2016	JPM	EUR	(45,751)	(49,725)	1,634
INR/USD	01/29/2016	JPM	INR	527,153	7,935	(79)
KRW/EUR	01/19/2016	JPM	EUR	(27,593)	(29,999)	297
KRW/EUR	04/14/2016	JPM	EUR	(30,935)	(33,710)	885
MXN/USD	01/11/2016	CIT	MXN	25,837	1,498	(112)
MXN/USD	02/03/2016	CIT	MXN	36,822	2,132	(291)
MXN/USD	02/25/2016	CIT	MXN	24,515	1,417	(170)
MXN/USD	03/11/2016	HSB	MXN	37,669	2,175	(193)
MXN/USD	03/11/2016	CIT	MXN	11,983	692	(61)
MXN/USD	03/14/2016	CIT	MXN	5,228	302	(24)
MXN/USD	03/18/2016	CIT	MXN	4,883	282	(25)
MXN/USD	03/23/2016	CIT	MXN	29,534	1,704	(180)
MXN/USD	04/13/2016	CIT	MXN	7,438	429	(52)
MXN/USD	05/20/2016	HSB	MXN	567,024	32,580	(4,087)
MXN/USD	06/06/2016	CIT	MXN	30,581	1,755	(168)
MXN/USD	06/08/2016	CIT	MXN	30,546	1,753	(159)
MXN/USD	06/13/2016	CIT	MXN	31,233	1,792	(177)
MXN/USD	06/22/2016	CIT	MXN	475,341	27,250	(3,110)
MXN/USD	07/08/2016	CIT	MXN	77,765	4,453	(348)
MXN/USD	07/11/2016	CIT	MXN	16,864	966	(70)
MXN/USD	08/05/2016	CIT	MXN	121,986	6,971	(389)
MYR/EUR	01/14/2016	JPM	EUR	(24,183)	(26,288)	(2,255)
MYR/EUR	01/19/2016	JPM	EUR	(54,574)	(59,331)	(3,607)
MYR/EUR	04/15/2016	HSB	EUR	(21,228)	(23,133)	289
MYR/EUR	10/17/2016	DUB	EUR	(6,973)	(7,652)	84
MYR/USD	01/11/2016	JPM	MYR	6,501	1,513	(246)
PHP/USD	01/29/2016	DUB	PHP	91,840	1,949	(68)
PHP/USD	03/28/2016	JPM	PHP	42,510	899	4
PHP/USD	03/31/2016	DUB	PHP	91,840	1,942	10
PHP/USD	06/27/2016	JPM	PHP	86,220	1,814	(67)
PHP/USD	06/29/2016	JPM	PHP	61,070	1,285	(49)
PHP/USD	06/29/2016	DUB	PHP	286,261	6,023	(215)
PHP/USD	06/30/2016	DUB	PHP	31,167	656	(24)
PHP/USD	07/01/2016	JPM	PHP	30,714	646	(25)
PLN/EUR	01/08/2016	DUB	EUR	(4,853)	(5,274)	5
USD/AUD	05/18/2016	JPM	AUD	(33,873)	(24,526)	(544)
USD/AUD	05/19/2016	JPM	AUD	(24,807)	(17,961)	(497)
USD/AUD	05/19/2016	CIT	AUD	(7,784)	(5,636)	(152)
USD/AUD	06/14/2016	CIT	AUD	(15,437)	(11,164)	(117)
USD/AUD	06/14/2016	JPM	AUD	(22,902)	(16,563)	8
USD/AUD	06/17/2016	CIT	AUD	(322)	(233)	(2)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Franklin Templeton Global Multisector Bond Fund (continued)
USD/AUD	06/20/2016	CIT	AUD	(649)	$(469)	$24
USD/AUD	06/20/2016	JPM	AUD	(1,630)	(1,179)	58
USD/AUD	06/22/2016	JPM	AUD	(66,486)	(48,067)	2,350
USD/AUD	09/14/2016	CIT	AUD	(15,335)	(11,052)	(5)
USD/AUD	12/12/2016	JPM	AUD	(15,523)	(11,152)	(105)
USD/AUD	12/14/2016	JPM	AUD	(7,716)	(5,543)	(19)
USD/EUR	01/14/2016	DUB	EUR	(75)	(82)	—
USD/EUR	01/15/2016	JPM	EUR	(17,144)	(18,637)	1,640
USD/EUR	01/19/2016	JPM	EUR	(17,069)	(18,557)	1,613
USD/EUR	01/19/2016	BCL	EUR	(17,144)	(18,638)	1,651
USD/EUR	01/20/2016	DUB	EUR	(3,452)	(3,754)	43
USD/EUR	01/20/2016	CIT	EUR	(401)	(437)	30
USD/EUR	01/22/2016	DUB	EUR	(553)	(601)	1
USD/EUR	01/25/2016	JPM	EUR	(17,230)	(18,735)	1,435
USD/EUR	01/27/2016	DUB	EUR	(2,660)	(2,893)	41
USD/EUR	01/27/2016	GSC	EUR	(2,562)	(2,786)	31
USD/EUR	02/08/2016	BCL	EUR	(393)	(427)	4
USD/EUR	02/16/2016	DUB	EUR	(23,265)	(25,311)	788
USD/EUR	02/22/2016	DUB	EUR	(966)	(1,051)	37
USD/EUR	02/23/2016	DUB	EUR	(9,220)	(10,033)	529
USD/EUR	02/24/2016	DUB	EUR	(307)	(334)	18
USD/EUR	02/25/2016	DUB	EUR	(3,249)	(3,535)	168
USD/EUR	02/26/2016	BCL	EUR	(14,476)	(15,753)	766
USD/EUR	02/26/2016	DUB	EUR	(1,977)	(2,151)	99
USD/EUR	02/29/2016	DUB	EUR	(65)	(71)	4
USD/EUR	03/02/2016	DUB	EUR	(12,268)	(13,352)	475
USD/EUR	03/09/2016	BCL	EUR	(534)	(581)	14
USD/EUR	03/10/2016	CIT	EUR	(3,541)	(3,855)	31
USD/EUR	03/16/2016	BCL	EUR	(448)	(488)	(8)
USD/EUR	03/16/2016	JPM	EUR	(11,173)	(12,165)	(200)
USD/EUR	03/16/2016	CIT	EUR	(317)	(345)	(5)
USD/EUR	03/23/2016	BCL	EUR	(281)	(306)	(4)
USD/EUR	03/24/2016	GSC	EUR	(27,572)	(30,026)	782
USD/EUR	03/29/2016	BOA	EUR	(17,822)	(19,412)	272
USD/EUR	03/29/2016	DUB	EUR	(54,425)	(59,279)	712
USD/EUR	03/29/2016	CIT	EUR	(643)	(700)	26
USD/EUR	03/30/2016	BOA	EUR	(5,005)	(5,452)	98
USD/EUR	03/31/2016	DUB	EUR	(164)	(179)	1
USD/EUR	03/31/2016	CIT	EUR	(8,981)	(9,782)	307
USD/EUR	04/01/2016	BCL	EUR	(820)	(893)	2
USD/EUR	04/08/2016	CIT	EUR	(2,250)	(2,452)	46
USD/EUR	04/13/2016	JPM	EUR	(18,825)	(20,513)	923
USD/EUR	04/13/2016	DUB	EUR	(818)	(892)	(6)
USD/EUR	04/18/2016	HSB	EUR	(874)	(953)	(21)
USD/EUR	04/22/2016	DUB	EUR	(12,922)	(14,085)	(96)
USD/EUR	04/22/2016	BCL	EUR	(807)	(879)	(6)
USD/EUR	04/29/2016	DUB	EUR	(3,421)	(3,730)	61
USD/EUR	04/29/2016	BCL	EUR	(2,434)	(2,654)	7
USD/EUR	04/29/2016	SCB	EUR	(786)	(857)	9
USD/EUR	05/05/2016	BCL	EUR	(393)	(429)	13
USD/EUR	05/09/2016	DUB	EUR	(201)	(219)	7
USD/EUR	05/19/2016	DUB	EUR	(7,358)	(8,027)	(157)
USD/EUR	05/24/2016	GSC	EUR	(5,730)	(6,252)	(94)
USD/EUR	06/06/2016	BCL	EUR	(1,689)	(1,844)	35
USD/EUR	06/06/2016	DUB	EUR	(5,087)	(5,553)	149
USD/EUR	06/15/2016	BOA	EUR	(4,198)	(4,584)	43
USD/EUR	06/15/2016	CIT	EUR	(3,384)	(3,695)	36
USD/EUR	06/17/2016	DUB	EUR	(45,855)	(50,074)	281
USD/EUR	06/20/2016	DUB	EUR	(4,750)	(5,187)	189
USD/EUR	06/22/2016	BCL	EUR	(862)	(942)	48
USD/EUR	07/01/2016	DUB	EUR	(1,985)	(2,169)	59
USD/EUR	07/13/2016	JPM	EUR	(18,825)	(20,577)	907

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Franklin Templeton Global Multisector Bond Fund (continued)
USD/EUR	07/25/2016	DUB	EUR	(96)	$(105)	$1
USD/EUR	07/29/2016	JPM	EUR	(786)	(860)	17
USD/EUR	08/05/2016	HSB	EUR	(786)	(860)	8
USD/EUR	08/05/2016	CIT	EUR	(786)	(860)	9
USD/EUR	08/11/2016	DUB	EUR	(664)	(726)	6
USD/EUR	08/31/2016	HSB	EUR	(123)	(135)	4
USD/EUR	08/31/2016	DUB	EUR	(5,780)	(6,331)	206
USD/EUR	09/06/2016	DUB	EUR	(1,980)	(2,169)	74
USD/EUR	09/28/2016	BCL	EUR	(6,705)	(7,352)	253
USD/EUR	09/29/2016	JPM	EUR	(14,142)	(15,509)	463
USD/EUR	10/11/2016	DUB	EUR	(522)	(573)	19
USD/EUR	10/13/2016	JPM	EUR	(19,003)	(20,852)	890
USD/EUR	10/17/2016	DUB	EUR	(6,400)	(7,024)	322
USD/EUR	10/17/2016	BCL	EUR	(21,040)	(23,091)	1,122
USD/EUR	10/27/2016	BCL	EUR	(14,200)	(15,591)	218
USD/EUR	11/07/2016	DUB	EUR	(1,710)	(1,878)	13
USD/EUR	11/07/2016	DUB	EUR	(7,361)	(8,086)	(5)
USD/EUR	11/09/2016	DUB	EUR	(27,752)	(30,486)	27
USD/EUR	11/14/2016	DUB	EUR	(305)	(335)	(3)
USD/EUR	11/17/2016	DUB	EUR	(5,448)	(5,987)	(66)
USD/JPY	01/07/2016	JPM	JPY	(815,900)	(6,789)	10
USD/JPY	01/08/2016	GSC	JPY	(234,818)	(1,954)	29
USD/JPY	01/15/2016	BCL	JPY	(869,480)	(7,236)	165
USD/JPY	01/15/2016	JPM	JPY	(565,220)	(4,704)	89
USD/JPY	01/20/2016	JPM	JPY	(372,560)	(3,101)	106
USD/JPY	01/22/2016	DUB	JPY	(410,300)	(3,415)	(94)
USD/JPY	01/27/2016	JPM	JPY	(249,900)	(2,080)	(59)
USD/JPY	02/08/2016	SCB	JPY	(926,730)	(7,716)	227
USD/JPY	02/08/2016	JPM	JPY	(926,500)	(7,714)	228
USD/JPY	02/09/2016	BCL	JPY	(926,850)	(7,717)	227
USD/JPY	02/09/2016	JPM	JPY	(928,860)	(7,734)	224
USD/JPY	02/12/2016	CIT	JPY	(389,960)	(3,247)	(110)
USD/JPY	02/12/2016	JPM	JPY	(589,145)	(4,906)	96
USD/JPY	02/12/2016	HSB	JPY	(589,460)	(4,908)	96
USD/JPY	02/16/2016	JPM	JPY	(391,010)	(3,256)	44
USD/JPY	02/16/2016	CIT	JPY	(780,830)	(6,502)	65
USD/JPY	02/17/2016	GSC	JPY	(391,640)	(3,261)	60
USD/JPY	02/17/2016	JPM	JPY	(391,200)	(3,258)	54
USD/JPY	02/25/2016	BCL	JPY	(195,560)	(1,629)	28
USD/JPY	02/26/2016	BCL	JPY	(2,019,878)	(16,824)	193
USD/JPY	02/29/2016	DUB	JPY	(130,803)	(1,090)	18
USD/JPY	03/09/2016	BCL	JPY	(474,193)	(3,951)	25
USD/JPY	03/22/2016	CIT	JPY	(816,260)	(6,805)	(18)
USD/JPY	03/24/2016	DUB	JPY	(405,843)	(3,384)	(4)
USD/JPY	03/25/2016	GSC	JPY	(3,676,462)	(30,653)	(9)
USD/JPY	03/25/2016	HSB	JPY	(3,680,691)	(30,688)	(4)
USD/JPY	03/28/2016	BCL	JPY	(414,600)	(3,457)	43
USD/JPY	04/07/2016	JPM	JPY	(815,900)	(6,806)	6
USD/JPY	04/18/2016	BCL	JPY	(455,770)	(3,803)	46
USD/JPY	04/20/2016	JPM	JPY	(703,680)	(5,872)	50
USD/JPY	04/21/2016	JPM	JPY	(601,320)	(5,018)	81
USD/JPY	05/16/2016	DUB	JPY	(769,159)	(6,424)	(140)
USD/JPY	05/18/2016	BOA	JPY	(65,995)	(551)	(12)
USD/JPY	05/18/2016	CIT	JPY	(65,897)	(550)	7
USD/JPY	05/19/2016	BOA	JPY	(65,796)	(550)	4
USD/JPY	05/19/2016	BCL	JPY	(65,975)	(551)	3
USD/JPY	05/19/2016	HSB	JPY	(66,028)	(552)	6
USD/JPY	06/03/2016	DUB	JPY	(1,693,272)	(14,152)	(418)
USD/JPY	06/03/2016	JPM	JPY	(725,016)	(6,059)	(165)
USD/JPY	06/08/2016	CIT	JPY	(379,500)	(3,172)	(92)
USD/JPY	06/09/2016	HSB	JPY	(568,300)	(4,751)	(121)
USD/JPY	06/10/2016	HSB	JPY	(646,940)	(5,408)	(189)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Franklin Templeton Global Multisector Bond Fund (continued)
USD/JPY	06/10/2016	CIT	JPY	(819,710)	$(6,852)	$(246)
USD/JPY	06/10/2016	BCL	JPY	(607,460)	(5,078)	(186)
USD/JPY	06/13/2016	DUB	JPY	(214,200)	(1,791)	(51)
USD/JPY	06/13/2016	JPM	JPY	(599,390)	(5,011)	(149)
USD/JPY	06/16/2016	HSB	JPY	(810,570)	(6,777)	(17)
USD/JPY	06/16/2016	JPM	JPY	(252,800)	(2,114)	(54)
USD/JPY	06/17/2016	DUB	JPY	(809,330)	(6,767)	(77)
USD/JPY	06/20/2016	CIT	JPY	(601,130)	(5,027)	(66)
USD/JPY	06/22/2016	DUB	JPY	(810,730)	(6,780)	(146)
USD/JPY	07/07/2016	JPM	JPY	(815,900)	(6,827)	1
USD/JPY	07/25/2016	JPM	JPY	(718,000)	(6,013)	(176)
USD/JPY	07/25/2016	CIT	JPY	(465,783)	(3,901)	(114)
USD/JPY	08/08/2016	CIT	JPY	(725,210)	(6,077)	(179)
USD/JPY	08/31/2016	JPM	JPY	(861,218)	(7,224)	(17)
USD/JPY	09/20/2016	BCL	JPY	(1,292,043)	(10,847)	(53)
USD/JPY	09/26/2016	JPM	JPY	(2,239,778)	(18,809)	131
USD/JPY	10/07/2016	JPM	JPY	(815,900)	(6,855)	(7)
USD/JPY	10/11/2016	HSB	JPY	(1,623,100)	(13,639)	19
USD/JPY	10/13/2016	DUB	JPY	(810,500)	(6,811)	13
USD/JPY	10/13/2016	BCL	JPY	(821,800)	(6,906)	11
USD/JPY	10/19/2016	JPM	JPY	(372,560)	(3,132)	41
USD/JPY	10/24/2016	BCL	JPY	(312,130)	(2,624)	4
USD/JPY	11/14/2016	CIT	JPY	(1,455,357)	(12,248)	(288)
USD/JPY	11/14/2016	GSC	JPY	(6,664,272)	(56,085)	(1,313)
USD/JPY	11/14/2016	BCL	JPY	(1,983,808)	(16,695)	(385)
USD/JPY	11/14/2016	JPM	JPY	(611,520)	(5,146)	(129)
USD/MXN	01/11/2016	CIT	MXN	(25,837)	(1,498)	64
USD/MXN	02/03/2016	CIT	MXN	(36,822)	(2,132)	91
USD/MXN	02/25/2016	CIT	MXN	(24,515)	(1,417)	60
USD/MXN	03/11/2016	CIT	MXN	(11,983)	(692)	29
USD/MXN	03/11/2016	HSB	MXN	(37,669)	(2,175)	94
USD/MXN	03/14/2016	CIT	MXN	(5,228)	(302)	13
USD/MXN	03/18/2016	CIT	MXN	(4,883)	(282)	12
USD/MXN	03/23/2016	CIT	MXN	(29,534)	(1,704)	72
USD/MXN	04/13/2016	CIT	MXN	(7,438)	(428)	18
USD/MXN	05/20/2016	HSB	MXN	(567,024)	(32,580)	1,383
USD/MYR	01/11/2016	JPM	MYR	(6,501)	(1,513)	262
USD/UYU	03/09/2016	CIT	UYU	(13,180)	(433)	(15)
UYU/USD	03/09/2016	CIT	UYU	13,180	433	(45)

					$(1,392,384)	$4,874

JNL/Franklin Templeton International Small Cap Growth Fund
BRL/USD	01/04/2016	MSC	BRL	40	$10	$—
BRL/USD	01/05/2016	MSC	BRL	40	10	—
BRL/USD	01/06/2016	MSC	BRL	79	20	—
EUR/USD	01/04/2016	BCL	EUR	65	71	—
GBP/USD	01/04/2016	MSC	GBP	127	187	(1)
GBP/USD	01/04/2016	BCL	GBP	46	67	(1)
GBP/USD	01/05/2016	WBC	GBP	49	72	(1)

					$437	$(3)

JNL/Franklin Templeton Mutual Shares Fund
EUR/USD	01/20/2016	SSB	EUR	1,105	$1,201	$(11)
EUR/USD	01/20/2016	DUB	EUR	590	642	(5)
EUR/USD	01/20/2016	SSB	EUR	48	52	—
EUR/USD	01/20/2016	CSI	EUR	439	476	(4)
EUR/USD	01/20/2016	BOA	EUR	439	476	(5)
EUR/USD	01/20/2016	HSB	EUR	432	469	(4)
GBP/USD	02/19/2016	SSB	GBP	1,379	2,032	(117)
GBP/USD	02/19/2016	CSI	GBP	2,306	3,402	(197)
GBP/USD	02/19/2016	BCL	GBP	384	566	(36)
GBP/USD	02/19/2016	HSB	GBP	2,199	3,243	(141)
GBP/USD	02/19/2016	BOA	GBP	1,336	1,968	(65)

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Franklin Templeton Mutual Shares Fund (continued)
GBP/USD	02/19/2016	DUB	GBP	410	$606	$(22)
KRW/USD	02/12/2016	HSB	KRW	182,872	156	(1)
KRW/USD	02/12/2016	HSB	KRW	588,199	501	1
KRW/USD	02/12/2016	BOA	KRW	92,884	79	(1)
KRW/USD	02/12/2016	CSI	KRW	142,735	122	1
USD/EUR	01/20/2016	SSB	EUR	(489)	(531)	16
USD/EUR	01/20/2016	BCL	EUR	(79)	(86)	1
USD/EUR	01/20/2016	DUB	EUR	(812)	(881)	16
USD/EUR	01/20/2016	CSI	EUR	(15,618)	(16,979)	139
USD/EUR	01/20/2016	HSB	EUR	(15,823)	(17,200)	141
USD/EUR	01/20/2016	BOA	EUR	(566)	(614)	10
USD/EUR	01/20/2016	CSI	EUR	(158)	(172)	(2)
USD/EUR	01/20/2016	HSB	EUR	(105)	(114)	(1)
USD/EUR	05/04/2016	SSB	EUR	(3,756)	(4,096)	(56)
USD/EUR	05/04/2016	CSI	EUR	(56)	(61)	(1)
USD/EUR	05/18/2016	BOA	EUR	(1,939)	(2,114)	(32)
USD/EUR	05/18/2016	CSI	EUR	(1,808)	(1,973)	(28)
USD/EUR	05/18/2016	HSB	EUR	(164)	(179)	(3)
USD/EUR	05/18/2016	DUB	EUR	(240)	(261)	(5)
USD/EUR	05/18/2016	SSB	EUR	(131)	(142)	(3)
USD/EUR	05/18/2016	SSB	EUR	(22)	(24)	—
USD/EUR	05/18/2016	HSB	EUR	(170)	(185)	1
USD/EUR	05/18/2016	DUB	EUR	(22)	(24)	—
USD/EUR	05/18/2016	CSI	EUR	(29)	(32)	—
USD/GBP	02/19/2016	CSI	GBP	(27,422)	(40,431)	2,221
USD/GBP	02/19/2016	DUB	GBP	(25,425)	(37,486)	2,113
USD/GBP	02/19/2016	BOA	GBP	(1,550)	(2,287)	60
USD/GBP	02/19/2016	SSB	GBP	(232)	(342)	8
USD/KRW	02/12/2016	CSI	KRW	(1,151,942)	(981)	17
USD/KRW	02/12/2016	BOA	KRW	(720,593)	(614)	17
USD/KRW	02/12/2016	HSB	KRW	(2,006,381)	(1,710)	53
USD/KRW	02/12/2016	HSB	KRW	(4,128,392)	(3,517)	(6)
USD/KRW	02/12/2016	CSI	KRW	(238,845)	(203)	(1)
USD/KRW	02/12/2016	BOA	KRW	(990,756)	(844)	(5)
USD/KRW	05/12/2016	HSB	KRW	(2,935,429)	(2,498)	71
USD/KRW	05/12/2016	CSI	KRW	(1,369,208)	(1,166)	22
USD/KRW	05/12/2016	BOA	KRW	(1,633,844)	(1,390)	31

					$(123,146)	$4,187

JNL/Goldman Sachs Core Plus Bond Fund
AUD/EUR	03/16/2016	CSI	EUR	(302)	$(329)	$7
AUD/USD	03/16/2016	CIT	AUD	451	328	(1)
AUD/USD	03/16/2016	SSB	AUD	921	669	8
AUD/USD	03/16/2016	UBS	AUD	630	457	8
AUD/USD	03/16/2016	WBC	AUD	2,086	1,515	13
AUD/USD	03/16/2016	SCB	AUD	1,056	767	19
BRL/USD	01/05/2016	UBS	BRL	2,884	729	(28)
BRL/USD	01/05/2016	MSC	BRL	17,489	4,419	(82)
BRL/USD	01/05/2016	HSB	BRL	5,774	1,459	(42)
BRL/USD	01/05/2016	RBC	BRL	5,850	1,478	11
BRL/USD	01/05/2016	BOA	BRL	5,794	1,464	(20)
BRL/USD	01/05/2016	RBC	BRL	2,941	743	(10)
CAD/EUR	03/16/2016	RBC	EUR	(1,921)	(2,092)	(38)
CAD/EUR	03/16/2016	RBC	EUR	(1,058)	(1,152)	2
CAD/USD	01/07/2016	CIT	CAD	3,528	2,550	(105)
CAD/USD	03/16/2016	HSB	CAD	483	349	(12)
CAD/USD	03/16/2016	JPM	CAD	930	672	(16)
CAD/USD	03/16/2016	CIT	CAD	650	470	(10)
CAD/USD	03/16/2016	SCB	CAD	489	353	(7)
CAD/USD	03/16/2016	RBC	CAD	1,092	790	(16)
CAD/USD	03/16/2016	BOA	CAD	529	382	(8)
CAD/USD	03/16/2016	SSB	CAD	4,116	2,975	(37)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Goldman Sachs Core Plus Bond Fund (continued)
CAD/USD	03/16/2016	CSI	CAD	450	$325	$(4)
CAD/USD	03/16/2016	CSI	CAD	500	362	2
CAD/USD	03/16/2016	HSB	CAD	542	391	1
CLP/USD	01/12/2016	CIT	CLP	428,568	604	5
CLP/USD	01/13/2016	CSI	CLP	769,271	1,085	(9)
CLP/USD	01/27/2016	CIT	CLP	971,042	1,367	4
CNH/USD	03/16/2016	CIT	CNH	20,803	3,134	(65)
CNH/USD	03/16/2016	SCB	CNH	9,931	1,496	(12)
CNH/USD	03/16/2016	HSB	CNH	23,286	3,507	(18)
CNH/USD	03/16/2016	JPM	CNH	4,980	750	(4)
CNH/USD	03/16/2016	UBS	CNH	4,974	749	(4)
CNH/USD	09/01/2016	HSB	CNH	4,987	740	(14)
COP/USD	01/12/2016	CSI	COP	2,432,213	766	(6)
COP/USD	01/12/2016	CIT	COP	988,317	311	10
COP/USD	01/15/2016	DUB	COP	3,039,101	956	2
COP/USD	01/27/2016	SCB	COP	3,823,932	1,202	(47)
COP/USD	01/27/2016	HSB	COP	1,511,613	475	24
EUR/AUD	03/16/2016	BCL	AUD	(1,656)	(1,202)	(26)
EUR/AUD	03/16/2016	CSI	AUD	(1,649)	(1,197)	(20)
EUR/GBP	03/16/2016	UBS	GBP	(898)	(1,324)	60
EUR/HUF	03/16/2016	BNP	HUF	(157,306)	(541)	3
EUR/PLN	03/16/2016	BOA	PLN	(3,004)	(765)	(16)
EUR/PLN	03/16/2016	UBS	PLN	(3,000)	(764)	(7)
EUR/USD	03/16/2016	UBS	EUR	313	340	9
EUR/USD	03/16/2016	RBC	EUR	252	274	(2)
EUR/USD	03/16/2016	UBS	EUR	1,471	1,602	(9)
EUR/USD	03/16/2016	SSB	EUR	1,384	1,507	1
GBP/EUR	03/16/2016	CSI	EUR	(690)	(751)	1
GBP/JPY	03/16/2016	BOA	JPY	(39,969)	(333)	(7)
GBP/USD	01/13/2016	WBC	GBP	3,105	4,578	(120)
GBP/USD	03/16/2016	HSB	GBP	562	829	(13)
GBP/USD	03/16/2016	CSI	GBP	584	861	(10)
GBP/USD	03/16/2016	BCL	GBP	217	320	(8)
GBP/USD	03/16/2016	SSB	GBP	600	885	(13)
GBP/USD	03/16/2016	BNP	GBP	263	387	(2)
HUF/USD	03/16/2016	RBS	HUF	309,228	1,064	14
HUF/USD	03/16/2016	BNP	HUF	299,674	1,031	11
HUF/USD	03/16/2016	CIT	HUF	300,150	1,033	(10)
IDR/USD	01/04/2016	HSB	IDR	8,978,202	651	(2)
IDR/USD	01/04/2016	DUB	IDR	8,978,202	651	—
JPY/USD	03/16/2016	UBS	JPY	92,661	772	19
JPY/USD	03/16/2016	CSI	JPY	183,648	1,531	28
KRW/USD	01/08/2016	SCB	KRW	891,903	761	7
KRW/USD	01/14/2016	BCL	KRW	880,475	751	(2)
KRW/USD	01/14/2016	HSB	KRW	890,696	759	5
KRW/USD	01/15/2016	SSB	KRW	1,762,675	1,503	(10)
KRW/USD	01/15/2016	DUB	KRW	894,715	763	10
KRW/USD	01/15/2016	UBS	KRW	895,855	764	11
KRW/USD	01/19/2016	SCB	KRW	1,759,376	1,500	(3)
MXN/USD	03/16/2016	UBS	MXN	60,016	3,464	(150)
MXN/USD	03/16/2016	RBS	MXN	54,330	3,136	(125)
MXN/USD	03/16/2016	RBC	MXN	63,721	3,678	(81)
MXN/USD	03/16/2016	JPM	MXN	88,500	5,109	(67)
MXN/USD	03/16/2016	HSB	MXN	13,024	752	(1)
MYR/USD	01/04/2016	BNP	MYR	3,218	750	1
MYR/USD	01/04/2016	HSB	MYR	3,218	750	(1)
NOK/USD	03/16/2016	SSB	NOK	11,020	1,244	(50)
NOK/USD	03/16/2016	HSB	NOK	5,990	676	(13)
NOK/USD	03/16/2016	JPM	NOK	6,031	681	(9)
NOK/USD	03/16/2016	MSC	NOK	3,125	353	(6)
NOK/USD	03/16/2016	BNP	NOK	2,615	295	(4)
NZD/USD	01/22/2016	WBC	NZD	1,592	1,088	32

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Goldman Sachs Core Plus Bond Fund (continued)
NZD/USD	03/16/2016	SSB	NZD	548	$373	$13
PLN/EUR	03/16/2016	RBS	EUR	(716)	(780)	4
PLN/EUR	03/16/2016	CIT	EUR	(723)	(787)	10
PLN/USD	03/16/2016	CIT	PLN	22,398	5,702	161
RUB/USD	01/12/2016	JPM	RUB	101,990	1,394	(117)
RUB/USD	01/12/2016	CIT	RUB	46,820	640	(36)
RUB/USD	01/14/2016	HSB	RUB	50,648	692	(85)
RUB/USD	01/14/2016	MSC	RUB	120,281	1,643	(154)
RUB/USD	01/14/2016	JPM	RUB	49,520	676	(65)
RUB/USD	01/19/2016	MSC	RUB	51,769	706	(26)
RUB/USD	01/19/2016	HSB	RUB	48,720	665	(23)
RUB/USD	01/19/2016	JPM	RUB	50,191	685	(17)
RUB/USD	01/19/2016	MSC	RUB	53,548	730	6
RUB/USD	01/21/2016	JPM	RUB	52,544	716	(37)
RUB/USD	01/27/2016	CGM	RUB	141,542	1,926	(184)
RUB/USD	01/28/2016	CSI	RUB	53,563	729	(23)
RUB/USD	02/03/2016	MSC	RUB	95,635	1,299	(45)
RUB/USD	02/11/2016	HSB	RUB	45,088	611	(30)
SEK/EUR	03/16/2016	JPM	EUR	(2,316)	(2,522)	35
SEK/EUR	03/16/2016	HSB	EUR	(1,663)	(1,811)	17
SEK/EUR	03/16/2016	SSB	EUR	(4,481)	(4,879)	44
SEK/EUR	03/16/2016	UBS	EUR	(1,945)	(2,117)	21
SEK/EUR	03/16/2016	BOA	EUR	(3,470)	(3,778)	39
SEK/EUR	03/16/2016	DUB	EUR	(939)	(1,022)	12
SEK/EUR	03/16/2016	RBS	EUR	(1,376)	(1,498)	21
SEK/USD	03/16/2016	JPM	SEK	6,772	804	1
SEK/USD	03/16/2016	SSB	SEK	4,532	538	1
SEK/USD	03/16/2016	BOA	SEK	4,245	504	4
TRY/USD	03/16/2016	RBS	TRY	2,303	774	21
TWD/USD	01/08/2016	BCL	TWD	24,748	753	(4)
USD/AED	08/11/2016	CIT	AED	(21,542)	(5,852)	(7)
USD/AED	12/07/2016	BNP	AED	(12,561)	(3,409)	(7)
USD/AED	12/07/2016	HSB	AED	(7,914)	(2,147)	(5)
USD/AUD	01/22/2016	CSI	AUD	(1,227)	(893)	1
USD/AUD	03/16/2016	UBS	AUD	(2,069)	(1,502)	4
USD/AUD	03/16/2016	BNP	AUD	(578)	(420)	2
USD/AUD	03/16/2016	CIT	AUD	(620)	(450)	2
USD/AUD	03/16/2016	BOA	AUD	(1,033)	(750)	(1)
USD/AUD	03/16/2016	CIT	AUD	(1,048)	(761)	(10)
USD/AUD	03/16/2016	SSB	AUD	(3,119)	(2,265)	(20)
USD/AUD	03/16/2016	MSC	AUD	(1,058)	(768)	(15)
USD/AUD	03/16/2016	HSB	AUD	(455)	(330)	(1)
USD/AUD	03/16/2016	JPM	AUD	(576)	(418)	2
USD/BRL	01/05/2016	MSC	BRL	(14,526)	(3,670)	90
USD/BRL	01/05/2016	BOA	BRL	(5,794)	(1,463)	51
USD/BRL	01/05/2016	HSB	BRL	(5,774)	(1,459)	30
USD/BRL	01/05/2016	MSC	BRL	(2,963)	(749)	(2)
USD/BRL	01/05/2016	RBC	BRL	(8,791)	(2,221)	29
USD/BRL	01/05/2016	UBS	BRL	(2,884)	(729)	10
USD/BRL	02/02/2016	DUB	BRL	(11,048)	(2,763)	112
USD/BRL	02/02/2016	RBC	BRL	(5,850)	(1,463)	(10)
USD/BRL	02/02/2016	MSC	BRL	(6,083)	(1,521)	(13)
USD/CAD	01/07/2016	CIT	CAD	(3,969)	(2,868)	118
USD/CAD	03/16/2016	RBC	CAD	(1,015)	(734)	19
USD/CAD	03/16/2016	JPM	CAD	(680)	(491)	10
USD/CAD	03/16/2016	CIT	CAD	(1,047)	(757)	(5)
USD/CAD	03/16/2016	BOA	CAD	(2,106)	(1,523)	(17)
USD/CLP	01/11/2016	RBS	CLP	(630,411)	(889)	7
USD/CLP	01/12/2016	HSB	CLP	(426,951)	(602)	—
USD/CLP	01/15/2016	RBS	CLP	(654,102)	(922)	1
USD/CNH	03/16/2016	HSB	CNH	(4,917)	(741)	12
USD/CNH	03/16/2016	CIT	CNH	(14,878)	(2,241)	20

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Goldman Sachs Core Plus Bond Fund (continued)
USD/CNH	03/16/2016	DUB	CNH	(4,963)	$(748)	$6
USD/CNH	03/16/2016	JPM	CNH	(4,970)	(749)	5
USD/CNH	03/16/2016	SCB	CNH	(729)	(110)	1
USD/CNH	03/16/2016	BOA	CNH	(4,967)	(748)	5
USD/CNH	09/01/2016	SCB	CNH	(24,678)	(3,663)	129
USD/CNH	09/01/2016	BCL	CNH	(16,667)	(2,474)	28
USD/CNH	09/01/2016	CIT	CNH	(5,128)	(761)	23
USD/CNH	09/01/2016	DUB	CNH	(20,645)	(3,065)	45
USD/CNH	09/01/2016	WBC	CNH	(10,215)	(1,517)	39
USD/CNH	09/01/2016	HSB	CNH	(15,397)	(2,286)	48
USD/CNH	09/01/2016	JPM	CNH	(10,230)	(1,519)	37
USD/COP	01/19/2016	RBS	COP	(2,499,090)	(786)	(34)
USD/COP	01/21/2016	DUB	COP	(2,082,934)	(655)	(33)
USD/EUR	02/10/2016	CIT	EUR	(21,078)	(22,929)	(35)
USD/EUR	02/10/2016	WBC	EUR	(2,045)	(2,224)	19
USD/EUR	03/16/2016	BCL	EUR	(356)	(388)	1
USD/EUR	03/16/2016	CSI	EUR	(715)	(779)	1
USD/EUR	03/16/2016	BNP	EUR	(634)	(691)	—
USD/EUR	03/16/2016	BNP	EUR	(602)	(656)	4
USD/EUR	03/16/2016	CIT	EUR	(13,025)	(14,181)	189
USD/GBP	01/13/2016	WBC	GBP	(3,841)	(5,663)	149
USD/GBP	01/13/2016	CIT	GBP	(405)	(597)	9
USD/GBP	03/16/2016	JPM	GBP	(458)	(675)	12
USD/IDR	01/04/2016	DUB	IDR	(8,978,202)	(651)	(6)
USD/IDR	01/04/2016	HSB	IDR	(8,978,202)	(651)	—
USD/IDR	01/08/2016	HSB	IDR	(10,570,286)	(766)	(13)
USD/IDR	01/11/2016	DUB	IDR	(10,379,699)	(752)	(3)
USD/IDR	01/19/2016	MSC	IDR	(10,338,497)	(747)	(6)
USD/IDR	01/19/2016	HSB	IDR	(8,978,202)	(649)	1
USD/IDR	01/22/2016	JPM	IDR	(10,572,660)	(763)	(15)
USD/IDR	02/17/2016	BCL	IDR	(10,341,848)	(742)	(25)
USD/IDR	02/19/2016	JPM	IDR	(14,700,364)	(1,054)	(31)
USD/ILS	03/16/2016	BCL	ILS	(2,478)	(638)	5
USD/JPY	01/28/2016	WBC	JPY	(2,707,846)	(22,540)	(454)
USD/JPY	03/16/2016	UBS	JPY	(316,270)	(2,636)	(65)
USD/JPY	03/16/2016	DUB	JPY	(92,363)	(770)	(16)
USD/JPY	03/16/2016	SSB	JPY	(40,642)	(339)	(8)
USD/JPY	03/16/2016	HSB	JPY	(404,286)	(3,369)	(31)
USD/JPY	03/16/2016	CIT	JPY	(172,647)	(1,439)	(11)
USD/JPY	03/16/2016	CSI	JPY	(43,469)	(362)	(2)
USD/JPY	03/16/2016	BNP	JPY	(43,332)	(361)	(1)
USD/KRW	01/08/2016	UBS	KRW	(2,718,981)	(2,319)	(10)
USD/KRW	01/14/2016	BNP	KRW	(2,622,896)	(2,236)	21
USD/KRW	01/14/2016	BOA	KRW	(1,769,451)	(1,509)	(17)
USD/KRW	01/15/2016	WBC	KRW	(1,342,520)	(1,145)	39
USD/KRW	01/15/2016	CIT	KRW	(1,342,212)	(1,144)	39
USD/KRW	01/15/2016	JPM	KRW	(1,495,773)	(1,275)	15
USD/KRW	01/22/2016	UBS	KRW	(2,340,397)	(1,995)	—
USD/MXN	02/05/2016	CIT	MXN	(40,798)	(2,362)	25
USD/MXN	03/16/2016	RBS	MXN	(12,922)	(746)	6
USD/MXN	03/16/2016	MSC	MXN	(12,840)	(741)	11
USD/MYR	01/04/2016	HSB	MYR	(3,218)	(750)	7
USD/MYR	01/04/2016	BNP	MYR	(3,218)	(750)	1
USD/MYR	01/08/2016	BNP	MYR	(3,218)	(749)	(1)
USD/NZD	03/16/2016	SSB	NZD	(2,814)	(1,916)	(35)
USD/NZD	03/16/2016	UBS	NZD	(1,356)	(923)	(23)
USD/NZD	03/16/2016	CIT	NZD	(637)	(434)	(12)
USD/NZD	03/16/2016	MSC	NZD	(1,713)	(1,166)	(26)
USD/NZD	03/16/2016	BCL	NZD	(895)	(609)	(12)
USD/NZD	03/16/2016	BNP	NZD	(576)	(392)	(3)
USD/NZD	03/16/2016	CSI	NZD	(663)	(452)	(3)
USD/NZD	03/16/2016	DUB	NZD	(528)	(359)	1

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Goldman Sachs Core Plus Bond Fund (continued)
USD/RUB	01/12/2016	CSI	RUB	(50,746)	$(694)	$63
USD/RUB	01/12/2016	MSC	RUB	(52,975)	(724)	30
USD/RUB	01/12/2016	HSB	RUB	(45,088)	(616)	30
USD/RUB	01/14/2016	CSI	RUB	(52,827)	(722)	31
USD/RUB	01/19/2016	JPM	RUB	(160,601)	(2,191)	64
USD/SEK	01/15/2016	DUB	SEK	(13,076)	(1,550)	(44)
USD/SEK	03/16/2016	JPM	SEK	(4,095)	(486)	(4)
USD/SEK	03/16/2016	CIT	SEK	(7,606)	(903)	(2)
USD/SEK	03/16/2016	HSB	SEK	(2,517)	(299)	1
USD/SEK	03/16/2016	CSI	SEK	(3,004)	(357)	4
USD/SGD	03/16/2016	HSB	SGD	(2,773)	(1,951)	8
USD/SGD	03/16/2016	BOA	SGD	(2,773)	(1,951)	12
USD/TRY	03/16/2016	BCL	TRY	(7,398)	(2,485)	(17)
USD/TWD	01/08/2016	WBC	TWD	(25,072)	(763)	10
USD/TWD	01/08/2016	BNP	TWD	(34,032)	(1,036)	12
USD/TWD	01/11/2016	BOA	TWD	(24,890)	(758)	(4)
USD/TWD	01/19/2016	BOA	TWD	(50,536)	(1,539)	2
USD/TWD	01/21/2016	HSB	TWD	(57,644)	(1,755)	6
USD/TWD	01/21/2016	HSB	TWD	(24,814)	(755)	(3)
USD/TWD	01/29/2016	BNP	TWD	(34,280)	(1,044)	9
USD/TWD	02/04/2016	JPM	TWD	(45,333)	(1,380)	6
USD/TWD	02/04/2016	WBC	TWD	(12,294)	(374)	(1)
USD/ZAR	03/16/2016	BCL	ZAR	(11,685)	(745)	9
ZAR/USD	03/16/2016	SCB	ZAR	11,528	735	(19)

					$(122,381)	$(910)

JNL/Goldman Sachs Emerging Markets Debt Fund
AED/USD	08/11/2016	CGM	AED	13,509	$3,670	$(1)
BRL/USD	01/05/2016	UBS	BRL	6,585	1,664	(68)
BRL/USD	01/05/2016	MSC	BRL	29,568	7,472	(131)
BRL/USD	01/05/2016	DUB	BRL	15,694	3,966	(55)
BRL/USD	01/05/2016	SCB	BRL	10,450	2,640	(139)
BRL/USD	01/05/2016	HSB	BRL	8,407	2,125	(61)
BRL/USD	01/05/2016	RBC	BRL	1,538	389	3
BRL/USD	01/05/2016	RBC	BRL	712	180	(2)
BRL/USD	01/05/2016	BOA	BRL	8,468	2,140	(29)
CLP/USD	01/04/2016	BOA	CLP	28,811	41	—
CLP/USD	01/13/2016	CSI	CLP	1,211,589	1,708	(15)
CLP/USD	01/15/2016	HSB	CLP	278,526	393	1
CLP/USD	01/27/2016	CGM	CLP	1,504,283	2,117	6
CNH/USD	03/16/2016	CGM	CNH	45,655	6,877	(143)
CNH/USD	03/16/2016	SCB	CNH	14,310	2,156	(17)
CNH/USD	03/16/2016	HSB	CNH	33,412	5,033	(25)
CNH/USD	03/16/2016	JPM	CNH	7,232	1,089	(6)
CNH/USD	03/16/2016	UBS	CNH	7,120	1,073	(5)
CNH/USD	09/01/2016	HSB	CNH	7,242	1,075	(20)
COP/USD	01/12/2016	CSI	COP	4,254,768	1,339	(11)
COP/USD	01/15/2016	DUB	COP	3,838,346	1,208	3
COP/USD	01/22/2016	BNP	COP	3,551,288	1,117	(13)
COP/USD	01/27/2016	SCB	COP	9,717,198	3,054	(120)
COP/USD	01/27/2016	HSB	COP	4,516,859	1,419	73
EUR/HUF	03/16/2016	BNP	HUF	(228,408)	(786)	4
EUR/PLN	03/16/2016	BOA	PLN	(4,301)	(1,095)	(23)
EUR/PLN	03/16/2016	UBS	PLN	(4,244)	(1,080)	(10)
EUR/USD	03/16/2016	DUB	EUR	981	1,068	(5)
EUR/USD	03/16/2016	CSI	EUR	1,274	1,387	(11)
HUF/USD	03/16/2016	RBS	HUF	2,255,222	7,762	104
HUF/USD	03/16/2016	BNP	HUF	2,185,546	7,522	82
HUF/USD	03/16/2016	CIT	HUF	2,189,022	7,534	(70)
IDR/USD	01/04/2016	HSB	IDR	13,117,425	952	(2)
IDR/USD	01/04/2016	DUB	IDR	13,117,425	952	1
IDR/USD	01/29/2016	WBC	IDR	6,621,451	477	1

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)
KRW/USD	01/08/2016	SCB	KRW	1,295,270	$1,105	$10
KRW/USD	01/14/2016	BCL	KRW	1,293,235	1,103	(3)
KRW/USD	01/14/2016	HSB	KRW	1,293,518	1,103	8
KRW/USD	01/15/2016	SSB	KRW	2,579,354	2,199	(15)
KRW/USD	01/15/2016	UBS	KRW	1,282,513	1,093	15
KRW/USD	01/15/2016	DUB	KRW	1,280,880	1,092	14
KRW/USD	01/19/2016	SCB	KRW	2,489,815	2,123	(5)
MXN/USD	03/16/2016	UBS	MXN	22,616	1,305	(57)
MXN/USD	03/16/2016	RBS	MXN	58,504	3,377	(93)
MXN/USD	03/16/2016	JPM	MXN	74,729	4,314	(50)
MXN/USD	03/16/2016	HSB	MXN	23,917	1,380	(5)
MXN/USD	03/16/2016	BOA	MXN	17,553	1,013	(15)
MYR/USD	01/04/2016	BNP	MYR	4,702	1,095	2
MYR/USD	01/04/2016	HSB	MYR	4,702	1,095	(1)
MYR/USD	01/08/2016	HSB	MYR	11,315	2,635	(13)
MYR/USD	01/08/2016	MSC	MYR	11,350	2,643	(18)
MYR/USD	01/12/2016	MSC	MYR	32,721	7,616	(190)
MYR/USD	01/12/2016	HSB	MYR	11,390	2,651	(16)
MYR/USD	01/29/2016	DUB	MYR	13,521	3,143	(55)
MYR/USD	01/29/2016	MSC	MYR	13,514	3,142	(72)
MYR/USD	05/06/2016	HSB	MYR	5,536	1,279	5
MYR/USD	05/06/2016	DUB	MYR	11,012	2,543	8
PEN/USD	01/22/2016	BNP	PEN	1,149	335	(11)
PLN/EUR	03/16/2016	RBS	EUR	(1,042)	(1,135)	5
PLN/EUR	03/16/2016	CIT	EUR	(1,065)	(1,160)	15
PLN/USD	03/16/2016	BCL	PLN	2,892	736	22
RON/USD	03/16/2016	SSB	RON	21,483	5,167	(64)
RUB/USD	01/12/2016	JPM	RUB	148,293	2,027	(170)
RUB/USD	01/12/2016	CIT	RUB	98,505	1,346	(76)
RUB/USD	01/14/2016	HSB	RUB	136,380	1,863	(149)
RUB/USD	01/14/2016	JPM	RUB	73,756	1,008	(97)
RUB/USD	01/14/2016	CSI	RUB	42,247	577	(17)
RUB/USD	01/19/2016	MSC	RUB	173,998	2,374	(40)
RUB/USD	01/19/2016	HSB	RUB	122,425	1,670	(59)
RUB/USD	01/19/2016	JPM	RUB	73,902	1,008	(25)
RUB/USD	01/19/2016	MSC	RUB	103,642	1,414	13
RUB/USD	01/21/2016	JPM	RUB	109,173	1,488	(76)
RUB/USD	01/22/2016	JPM	RUB	56,993	777	(103)
RUB/USD	01/22/2016	MSC	RUB	90,064	1,228	(34)
RUB/USD	01/27/2016	CIT	RUB	211,844	2,883	(275)
RUB/USD	01/28/2016	CSI	RUB	76,213	1,037	(33)
RUB/USD	02/03/2016	MSC	RUB	91,914	1,249	(43)
RUB/USD	02/11/2016	HSB	RUB	117,108	1,588	(77)
THB/USD	01/29/2016	DUB	THB	355,876	9,883	27
TRY/USD	03/16/2016	JPM	TRY	971	326	2
TRY/USD	03/16/2016	HSB	TRY	3,023	1,015	5
TRY/USD	03/16/2016	RBS	TRY	3,296	1,107	29
TWD/USD	01/08/2016	BCL	TWD	36,157	1,101	(5)
USD/AED	08/11/2016	BNP	AED	(37,248)	(10,119)	6
USD/AED	08/15/2016	BNP	AED	(26,601)	(7,226)	1
USD/AED	08/15/2016	BNP	AED	(17,360)	(4,716)	—
USD/BRL	01/05/2016	MSC	BRL	(25,376)	(6,413)	139
USD/BRL	01/05/2016	UBS	BRL	(6,585)	(1,664)	22
USD/BRL	01/05/2016	MSC	BRL	(4,192)	(1,059)	(2)
USD/BRL	01/05/2016	RBC	BRL	(2,250)	(569)	7
USD/BRL	01/05/2016	DUB	BRL	(15,694)	(3,966)	136
USD/BRL	01/05/2016	SCB	BRL	(10,450)	(2,640)	36
USD/BRL	01/05/2016	HSB	BRL	(8,407)	(2,125)	43
USD/BRL	01/05/2016	BOA	BRL	(8,468)	(2,140)	73
USD/BRL	02/02/2016	RBC	BRL	(5,515)	(1,379)	(10)
USD/BRL	02/02/2016	MSC	BRL	(8,697)	(2,175)	(19)
USD/BRL	02/02/2016	DUB	BRL	(5,946)	(1,487)	60

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)
USD/BRL	02/02/2016	JPM	BRL	(1,591)	$(398)	$16
USD/CLP	01/11/2016	RBS	CLP	(927,965)	(1,309)	10
USD/CLP	01/12/2016	HSB	CLP	(627,661)	(885)	—
USD/CLP	01/15/2016	RBS	CLP	(909,872)	(1,282)	1
USD/CNH	03/16/2016	CGM	CNH	(21,518)	(3,241)	29
USD/CNH	03/16/2016	DUB	CNH	(7,175)	(1,081)	9
USD/CNH	03/16/2016	JPM	CNH	(7,217)	(1,087)	8
USD/CNH	03/16/2016	SCB	CNH	(1,059)	(160)	1
USD/CNH	03/16/2016	BOA	CNH	(4,063)	(612)	4
USD/CNH	09/01/2016	CGM	CNH	(8,545)	(1,269)	38
USD/CNH	09/01/2016	DUB	CNH	(29,926)	(4,443)	56
USD/CNH	09/01/2016	WBC	CNH	(17,003)	(2,524)	66
USD/CNH	09/01/2016	HSB	CNH	(25,629)	(3,805)	80
USD/CNH	09/01/2016	JPM	CNH	(22,198)	(3,295)	96
USD/CNH	09/01/2016	SCB	CNH	(29,132)	(4,325)	179
USD/CNY	03/16/2016	HSB	CNY	(7,222)	(1,107)	(1)
USD/CNY	09/01/2016	SCB	CNY	(8,660)	(1,317)	(17)
USD/CNY	09/01/2016	BCL	CNY	(29,519)	(4,489)	(57)
USD/COP	01/19/2016	RBS	COP	(4,343,498)	(1,366)	(59)
USD/COP	01/21/2016	DUB	COP	(2,959,062)	(930)	(47)
USD/COP	01/22/2016	RBS	COP	(31,639,556)	(9,948)	739
USD/CZK	03/16/2016	SCB	CZK	(12,160)	(490)	9
USD/CZK	03/16/2016	BNP	CZK	(122,463)	(4,936)	79
USD/CZK	03/16/2016	MLP	CZK	(11,142)	(449)	(3)
USD/EUR	02/10/2016	CGM	EUR	(949)	(1,033)	(2)
USD/EUR	03/16/2016	CGM	EUR	(20,022)	(21,800)	291
USD/GBP	01/13/2016	WBC	GBP	(214)	(316)	8
USD/HKD	01/22/2016	BCL	HKD	(5,792)	(747)	—
USD/IDR	01/04/2016	HSB	IDR	(13,117,425)	(952)	(1)
USD/IDR	01/04/2016	DUB	IDR	(13,117,425)	(952)	(8)
USD/IDR	01/08/2016	HSB	IDR	(15,545,367)	(1,127)	(19)
USD/IDR	01/11/2016	DUB	IDR	(11,824,280)	(856)	(4)
USD/IDR	01/19/2016	HSB	IDR	(13,117,425)	(948)	2
USD/IDR	01/22/2016	JPM	IDR	(15,900,945)	(1,148)	(23)
USD/IDR	02/17/2016	BCL	IDR	(15,250,078)	(1,094)	(37)
USD/IDR	02/19/2016	JPM	IDR	(21,819,743)	(1,565)	(47)
USD/ILS	03/16/2016	BCL	ILS	(4,727)	(1,217)	9
USD/KRW	01/08/2016	UBS	KRW	(2,134,877)	(1,820)	(8)
USD/KRW	01/14/2016	BOA	KRW	(2,508,068)	(2,138)	(24)
USD/KRW	01/14/2016	BNP	KRW	(4,153,059)	(3,541)	33
USD/KRW	01/15/2016	WBC	KRW	(2,546,458)	(2,171)	74
USD/KRW	01/15/2016	CGM	KRW	(2,545,875)	(2,171)	73
USD/KRW	01/15/2016	JPM	KRW	(2,562,990)	(2,185)	25
USD/KRW	01/22/2016	UBS	KRW	(3,884,847)	(3,311)	—
USD/MXN	01/21/2016	DUB	MXN	(53,884)	(3,123)	93
USD/MXN	02/05/2016	CGM	MXN	(17,289)	(1,001)	11
USD/MXN	03/16/2016	CSI	MXN	(18,283)	(1,055)	9
USD/MXN	03/16/2016	MSC	MXN	(18,167)	(1,049)	15
USD/MYR	01/04/2016	BNP	MYR	(4,702)	(1,095)	1
USD/MYR	01/04/2016	HSB	MYR	(4,702)	(1,095)	11
USD/MYR	01/08/2016	JPM	MYR	(17,019)	(3,963)	29
USD/MYR	01/08/2016	BNP	MYR	(4,702)	(1,095)	(2)
USD/MYR	05/06/2016	JPM	MYR	(16,548)	(3,822)	(1)
USD/NGN	01/05/2016	SCB	NGN	(126,445)	(635)	(30)
USD/PLN	01/05/2016	DUB	PLN	(2,259)	(576)	2
USD/PLN	03/16/2016	BOA	PLN	(7,474)	(1,903)	(28)
USD/PLN	03/16/2016	SCB	PLN	(3,286)	(837)	(23)
USD/PLN	03/16/2016	MSC	PLN	(4,235)	(1,078)	(6)
USD/RUB	01/11/2016	SBC	RUB	(35,884)	(491)	1
USD/RUB	01/12/2016	MSC	RUB	(76,933)	(1,052)	43
USD/RUB	01/12/2016	HSB	RUB	(117,108)	(1,601)	77
USD/RUB	01/12/2016	CSI	RUB	(52,757)	(721)	66

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)
USD/RUB	01/14/2016	CSI	RUB	(75,628)	$(1,033)	$45
USD/RUB	01/14/2016	CIT	RUB	(198,769)	(2,715)	257
USD/RUB	01/19/2016	JPM	RUB	(227,262)	(3,100)	91
USD/SGD	03/16/2016	HSB	SGD	(4,618)	(3,249)	13
USD/SGD	03/16/2016	BOA	SGD	(4,618)	(3,249)	20
USD/TRY	03/16/2016	BCL	TRY	(13,032)	(4,378)	(29)
USD/TWD	01/08/2016	WBC	TWD	(35,779)	(1,089)	14
USD/TWD	01/08/2016	BNP	TWD	(44,391)	(1,351)	15
USD/TWD	01/11/2016	BOA	TWD	(35,981)	(1,095)	(5)
USD/TWD	01/19/2016	BOA	TWD	(64,140)	(1,953)	3
USD/TWD	01/21/2016	HSB	TWD	(35,109)	(1,069)	(5)
USD/TWD	01/21/2016	HSB	TWD	(98,178)	(2,989)	10
USD/TWD	01/29/2016	BNP	TWD	(44,715)	(1,361)	11
USD/TWD	02/04/2016	WBC	TWD	(19,475)	(593)	(1)
USD/TWD	02/04/2016	JPM	TWD	(75,284)	(2,292)	9
USD/ZAR	03/16/2016	BCL	ZAR	(16,970)	(1,083)	12
USD/ZAR	03/16/2016	MSC	ZAR	(37,923)	(2,419)	(84)
ZAR/USD	03/16/2016	SCB	ZAR	16,741	1,068	(27)
ZAR/USD	03/16/2016	UBS	ZAR	84,644	5,400	128
ZAR/USD	03/16/2016	DUB	ZAR	14,837	946	(26)
ZAR/USD	03/16/2016	MSC	ZAR	15,154	966	(20)

					$(37,749)	$283

JNL/Harris Oakmark Global Equity Fund
SEK/USD	01/04/2016	SSB	SEK	533	$63	$(1)
USD/CHF	03/16/2016	SSB	CHF	(2,412)	(2,416)	88

					$(2,353)	$87

JNL/Invesco Global Real Estate Fund
JPY/USD	01/04/2016	CIT	JPY	19,391	$161	$—
JPY/USD	01/05/2016	GSC	JPY	18,261	152	—
JPY/USD	01/06/2016	GSC	JPY	36,243	302	1

					$615	$1

JNL/Invesco International Growth Fund
AUD/USD	01/04/2016	GSC	AUD	1,010	$736	$—
BRL/USD	01/04/2016	SSB	BRL	1,075	272	(7)
CAD/USD	01/04/2016	GSC	CAD	1,585	1,145	1
HKD/USD	01/04/2016	GSC	HKD	6,132	791	—
JPY/USD	01/05/2016	GSC	JPY	149,387	1,243	3
KRW/USD	01/04/2016	DUB	KRW	259,706	221	—
SGD/USD	01/04/2016	JPM	SGD	320	226	(1)

					$4,634	$(4)

JNL/Invesco Mid Cap Value Fund
GBP/USD	01/04/2016	SSB	GBP	12	$17	$—
USD/GBP	01/15/2016	BNY	GBP	(1,291)	(1,904)	34
USD/GBP	01/15/2016	SSB	GBP	(1,300)	(1,916)	35

					$(3,803)	$69

JNL/Ivy Asset Strategy Fund
EUR/USD	01/19/2016	DUB	EUR	1,822	$1,981	$(16)
JPY/USD	01/19/2016	DUB	JPY	271,599	2,260	28
USD/EUR	01/19/2016	DUB	EUR	(52,000)	(56,533)	542
USD/GBP	01/04/2016	JPM	GBP	(3,483)	(5,134)	24
USD/GBP	01/05/2016	JPM	GBP	(1,041)	(1,534)	(1)
USD/JPY	01/19/2016	DUB	JPY	(1,808,819)	(15,054)	(134)

					$(74,014)	$443

JNL/Lazard Emerging Markets Fund
BRL/USD	01/04/2016	SSB	BRL	95	$24	$—
BRL/USD	01/05/2016	SSB	BRL	266	68	—
HKD/USD	01/04/2016	SSB	HKD	442	57	—
HKD/USD	01/05/2016	SSB	HKD	201	26	—
HKD/USD	01/05/2016	SSB	HKD	75	10	—

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Lazard Emerging Markets Fund (continued)
USD/BRL	01/04/2016	SSB	BRL	(877)	$(222)	$(1)
USD/BRL	01/06/2016	SSB	BRL	(2,144)	(543)	(4)
USD/HKD	01/05/2016	SSB	HKD	(7,449)	(960)	—
USD/IDR	01/06/2016	SSB	IDR	(248,390)	(18)	—
USD/MXN	01/05/2016	SSB	MXN	(3,665)	(212)	(2)
USD/TRY	01/05/2016	SSB	TRY	(1,302)	(447)	—
USD/ZAR	01/08/2016	SSB	ZAR	(7,807)	(505)	—
ZAR/USD	01/05/2016	SSB	ZAR	296	19	—
ZAR/USD	01/06/2016	SSB	ZAR	49	3	—
ZAR/USD	01/07/2016	SSB	ZAR	1,061	69	1

					$(2,631)	$(6)

JNL/Mellon Capital Emerging Markets Index Fund
EUR/USD	01/04/2016	MSC	EUR	370	$402	$(2)

JNL/Mellon Capital International Index Fund
AUD/USD	03/16/2016	SCB	AUD	890	$646	$7
AUD/USD	03/16/2016	CIT	AUD	3,827	2,779	23
AUD/USD	03/16/2016	GSC	AUD	3,793	2,754	23
AUD/USD	03/16/2016	HSB	AUD	365	265	3
EUR/USD	03/16/2016	HSB	EUR	6,137	6,681	(69)
EUR/USD	03/16/2016	SCB	EUR	1,620	1,764	(15)
EUR/USD	03/16/2016	CSI	EUR	7,455	8,116	(92)
EUR/USD	03/16/2016	SGB	EUR	449	489	(6)
EUR/USD	03/16/2016	SCB	EUR	459	501	2
GBP/USD	03/16/2016	CSI	GBP	3,910	5,765	(157)
GBP/USD	03/16/2016	BOA	GBP	5,722	8,437	(223)
GBP/USD	03/16/2016	SCB	GBP	1,986	2,930	(59)
JPY/USD	03/16/2016	SCB	JPY	155,110	1,292	14
JPY/USD	03/16/2016	CIT	JPY	809,062	6,744	84
JPY/USD	03/16/2016	BOA	JPY	483,183	4,027	54
USD/AUD	03/16/2016	HSB	AUD	(3,653)	(2,652)	(7)
USD/AUD	03/16/2016	SCB	AUD	(644)	(468)	(1)
USD/AUD	03/16/2016	HSB	AUD	(1,050)	(762)	1
USD/EUR	03/16/2016	CIT	EUR	(6,051)	(6,589)	52
USD/EUR	03/16/2016	SCB	EUR	(2,530)	(2,755)	21
USD/EUR	03/16/2016	HSB	EUR	(1,518)	(1,652)	10
USD/GBP	03/16/2016	SGB	GBP	(4,448)	(6,558)	82
USD/GBP	03/16/2016	HSB	GBP	(1,985)	(2,926)	23
USD/GBP	03/16/2016	SCB	GBP	(932)	(1,374)	6
USD/GBP	03/16/2016	CIT	GBP	(187)	(275)	1
USD/JPY	03/16/2016	SCB	JPY	(853,544)	(7,115)	(13)

					$20,064	$(236)

JNL Multi-Manager Alternative Fund
AUD/USD	01/11/2016	SSB	AUD	1,082	$787	$10
AUD/USD	02/18/2016	SSB	AUD	2,467	1,793	(9)
AUD/USD	02/18/2016	SSB	AUD	1,743	1,267	16
BRL/USD	01/19/2016	BOA	BRL	9,336	2,347	(9)
BRL/USD	01/19/2016	BNP	BRL	1,185	298	7
BRL/USD	03/23/2016	BOA	BRL	1,938	477	9
CAD/USD	01/19/2016	CIT	CAD	850	614	(39)
CAD/USD	02/18/2016	SSB	CAD	841	608	(12)
COP/USD	01/19/2016	BCL	COP	3,605,976	1,134	(64)
COP/USD	01/19/2016	BNP	COP	1,951,510	614	(42)
COP/USD	01/19/2016	BCL	COP	1,394,660	439	15
COP/USD	01/19/2016	BNP	COP	1,942,070	611	31
DKK/USD	02/18/2016	SSB	DKK	1,991	290	2
DKK/USD	02/18/2016	SSB	DKK	6,556	956	(7)
DKK/USD	03/03/2016	CSI	DKK	622	91	(1)
EUR/USD	02/18/2016	SSB	EUR	2,898	3,153	82
EUR/USD	02/18/2016	SSB	EUR	6,983	7,597	(71)
EUR/USD	03/03/2016	CSI	EUR	200	218	(2)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL Multi-Manager Alternative Fund (continued)
GBP/USD	02/18/2016	SSB	GBP	631	$932	$(29)
HKD/USD	02/18/2016	SSB	HKD	8,543	1,103	—
IDR/USD	01/19/2016	CIT	IDR	12,235,004	884	54
INR/USD	01/19/2016	CIT	INR	142,611	2,150	(9)
INR/USD	01/19/2016	BNP	INR	76,518	1,154	2
JPY/USD	01/19/2016	BCL	JPY	63,747	531	(3)
JPY/USD	01/19/2016	BCL	JPY	119,030	991	2
JPY/USD	02/18/2016	SSB	JPY	395,201	3,290	59
KRW/USD	01/19/2016	BOA	KRW	59,162	50	(1)
KRW/USD	01/19/2016	BNP	KRW	389,805	332	3
MXN/USD	01/19/2016	BCL	MXN	10,921	633	(19)
MXN/USD	03/14/2016	BOA	MXN	7,251	419	(1)
MYR/USD	01/19/2016	BOA	MYR	—	—	—
NOK/USD	01/19/2016	BNP	NOK	4,212	476	(11)
NOK/USD	02/18/2016	SSB	NOK	11,538	1,303	(19)
NZD/USD	01/19/2016	BNP	NZD	963	658	32
PLN/USD	01/19/2016	BOA	PLN	676	172	(9)
RUB/USD	01/19/2016	CIT	RUB	76,862	1,048	(147)
RUB/USD	01/19/2016	BOA	RUB	69,500	948	(108)
SEK/USD	02/18/2016	SSB	SEK	6,077	721	1
SGD/USD	02/18/2016	SSB	SGD	144	101	(2)
THB/USD	02/18/2016	SSB	THB	20,022	556	(2)
THB/USD	02/18/2016	SSB	THB	3,762	104	—
USD/AUD	02/18/2016	SSB	AUD	(4,841)	(3,519)	(93)
USD/BRL	01/19/2016	CIT	BRL	(2,003)	(504)	(7)
USD/BRL	01/19/2016	BCL	BRL	(3,893)	(979)	34
USD/BRL	01/19/2016	BOA	BRL	(1,694)	(426)	7
USD/BRL	01/19/2016	BNP	BRL	(1,580)	(397)	17
USD/CAD	02/18/2016	SSB	CAD	(1,427)	(1,031)	41
USD/CHF	02/18/2016	SSB	CHF	(4,070)	(4,070)	40
USD/CNY	01/19/2016	BOA	CNY	(26,903)	(4,139)	54
USD/CNY	01/19/2016	BOA	CNY	(5,804)	(893)	(5)
USD/CNY	01/19/2016	BCL	CNY	(11,699)	(1,800)	(13)
USD/COP	01/19/2016	CIT	COP	(8,024,562)	(2,524)	226
USD/COP	01/19/2016	BNP	COP	(5,030,040)	(1,582)	77
USD/DKK	02/18/2016	SSB	DKK	(10,634)	(1,551)	9
USD/DKK	03/03/2016	CSI	DKK	(2,300)	(336)	1
USD/EUR	01/19/2016	BCL	EUR	(583)	(634)	34
USD/EUR	01/19/2016	CIT	EUR	(4,769)	(5,184)	275
USD/EUR	01/19/2016	BOA	EUR	(365)	(396)	7
USD/EUR	02/18/2016	SSB	EUR	(30,450)	(33,130)	(350)
USD/EUR	02/18/2016	SSB	EUR	(6,720)	(7,312)	32
USD/EUR	03/03/2016	CSI	EUR	(8,787)	(9,564)	24
USD/GBP	02/18/2016	SSB	GBP	(1,027)	(1,516)	44
USD/GBP	03/03/2016	CSI	GBP	(3,500)	(5,160)	79
USD/HKD	02/18/2016	SSB	HKD	(22,792)	(2,942)	—
USD/JPY	02/18/2016	SSB	JPY	(727,004)	(6,055)	(119)
USD/KRW	01/19/2016	BOA	KRW	(2,159,940)	(1,841)	40
USD/KRW	01/19/2016	BCL	KRW	(834,666)	(712)	(10)
USD/MXN	01/19/2016	BOA	MXN	(8,289)	(480)	20
USD/MXN	01/19/2016	CIT	MXN	(34,086)	(1,976)	67
USD/MXN	01/19/2016	BCL	MXN	(6,041)	(350)	10
USD/NOK	02/18/2016	SSB	NOK	(14,783)	(1,669)	29
USD/NZD	01/19/2016	CIT	NZD	(963)	(658)	(11)
USD/PEN	01/19/2016	BOA	PEN	(1,425)	(416)	15
USD/PLN	01/19/2016	CIT	PLN	(3,137)	(799)	46
USD/RUB	01/19/2016	BOA	RUB	(94,583)	(1,290)	39
USD/SEK	02/18/2016	SSB	SEK	(9,510)	(1,128)	(25)
USD/SGD	02/18/2016	SSB	SGD	(2,067)	(1,455)	(4)
USD/THB	02/18/2016	SSB	THB	(23,784)	(660)	(2)
USD/ZAR	02/18/2016	SSB	ZAR	(15,408)	(988)	67

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL Multi-Manager Alternative Fund (continued)
ZAR/USD	02/18/2016	SSB	ZAR	1,668	$107	$(3)

					$(68,109)	$401

JNL/Oppenheimer Emerging Markets Innovator Fund
EUR/USD	01/05/2016	DUB	EUR	11	$12	$—
HKD/USD	01/04/2016	DUB	HKD	5	1	—
HKD/USD	01/05/2016	DUB	HKD	8,087	1,044	—
IDR/USD	01/04/2016	SSB	IDR	2,150	—	—
IDR/USD	01/05/2016	SSB	IDR	2,867	—	—
MXN/USD	01/05/2016	CIT	MXN	1,597	93	—
USD/BRL	01/04/2016	SSB	BRL	(146)	(37)	1
USD/PHP	01/04/2016	SSB	PHP	(700)	(15)	—
USD/PHP	01/05/2016	SSB	PHP	(306)	(6)	—
ZAR/USD	01/08/2016	DUB	ZAR	501	32	—

					$1,124	$1

JNL/PIMCO Real Return Fund
AUD/USD	02/11/2016	DUB	AUD	222	$161	$1
BRL/USD	01/05/2016	DUB	BRL	127,300	32,165	(1,563)
BRL/USD	01/05/2016	BOA	BRL	9	2	—
BRL/USD	01/05/2016	BOA	BRL	16,772	4,238	32
BRL/USD	01/05/2016	CIT	BRL	15,777	3,987	(54)
BRL/USD	01/05/2016	JPM	BRL	25,770	6,511	(88)
BRL/USD	01/05/2016	MSC	BRL	2,096	530	(7)
BRL/USD	02/02/2016	DUB	BRL	85,752	21,447	(223)
EUR/USD	01/05/2016	BNP	EUR	992	1,078	16
EUR/USD	01/05/2016	DUB	EUR	6,541	7,109	(13)
EUR/USD	01/05/2016	BNP	EUR	14,124	15,349	(148)
EUR/USD	01/05/2016	MSC	EUR	911	990	(6)
EUR/USD	01/05/2016	UBS	EUR	73,256	79,613	(404)
GBP/USD	01/05/2016	CIT	GBP	49,333	72,727	(485)
GBP/USD	02/11/2016	JPM	GBP	968	1,427	(35)
GBP/USD	02/11/2016	BOA	GBP	37,874	55,840	(1,500)
GBP/USD	02/11/2016	CSI	GBP	4,684	6,906	(155)
INR/USD	01/21/2016	UBS	INR	1,351,753	20,374	33
INR/USD	02/26/2016	CIT	INR	325,811	4,882	63
JPY/USD	01/05/2016	MSC	JPY	1,774,855	14,767	108
JPY/USD	02/12/2016	JPM	JPY	1,419,300	11,818	284
MXN/USD	03/14/2016	CIT	MXN	4,358	252	(1)
NZD/USD	01/05/2016	BNP	NZD	16,518	11,297	(49)
USD/AUD	02/11/2016	BOA	AUD	(2,577)	(1,874)	(64)
USD/BRL	01/05/2016	JPM	BRL	(25,770)	(6,511)	343
USD/BRL	01/05/2016	MSC	BRL	(2,096)	(529)	4
USD/BRL	01/05/2016	DUB	BRL	(127,299)	(32,165)	359
USD/BRL	01/05/2016	BOA	BRL	(16,781)	(4,241)	11
USD/BRL	01/05/2016	CIT	BRL	(15,778)	(3,986)	739
USD/BRL	02/02/2016	BOA	BRL	(16,772)	(4,195)	(32)
USD/BRL	04/04/2016	JPM	BRL	(99,786)	(24,450)	6,511
USD/BRL	10/04/2016	CIT	BRL	(4,610)	(1,066)	50
USD/BRL	10/04/2016	BNP	BRL	(5,900)	(1,365)	57
USD/BRL	10/04/2016	JPM	BRL	(18,400)	(4,257)	327
USD/BRL	10/04/2016	BOA	BRL	(53,510)	(12,379)	1,161
USD/BRL	10/04/2016	MSC	BRL	(24,360)	(5,635)	237
USD/BRL	01/04/2017	DUB	BRL	(45,400)	(10,200)	474
USD/BRL	01/04/2017	BNP	BRL	(12,600)	(2,831)	71
USD/BRL	01/04/2017	JPM	BRL	(31,700)	(7,122)	336
USD/EUR	01/05/2016	BOA	EUR	(92,700)	(100,745)	(1,910)
USD/EUR	01/05/2016	CIT	EUR	(2,685)	(2,918)	(3)
USD/EUR	01/05/2016	UBS	EUR	(439)	(477)	—
USD/EUR	02/02/2016	UBS	EUR	(73,256)	(79,670)	404
USD/EUR	02/11/2016	CIT	EUR	(1,548)	(1,684)	17
USD/GBP	01/05/2016	MSC	GBP	(49,333)	(72,727)	1,649
USD/GBP	02/02/2016	CIT	GBP	(49,333)	(72,733)	481

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/PIMCO Real Return Fund (continued)
USD/GBP	02/11/2016	MSC	GBP	(1,922)	$(2,834)	$104
USD/GBP	02/11/2016	BOA	GBP	(6,170)	(9,097)	113
USD/JPY	01/05/2016	BOA	JPY	(1,774,855)	(14,767)	(302)
USD/JPY	02/02/2016	MSC	JPY	(1,774,855)	(14,776)	(109)
USD/JPY	02/12/2016	JPM	JPY	(19,673)	(164)	(4)
USD/KRW	01/21/2016	JPM	KRW	(8,656,950)	(7,379)	(19)
USD/KRW	01/21/2016	DUB	KRW	(76,593)	(65)	1
USD/KRW	01/21/2016	JPM	KRW	(4,570,246)	(3,896)	42
USD/MXN	03/14/2016	DUB	MXN	(540,126)	(31,180)	(233)
USD/NZD	01/05/2016	BOA	NZD	(16,518)	(11,297)	(527)
USD/NZD	02/02/2016	BNP	NZD	(16,518)	(11,275)	52
USD/NZD	02/11/2016	JPM	NZD	(1,462)	(997)	(39)
USD/SGD	02/26/2016	SCB	SGD	(11,578)	(8,151)	73
USD/TWD	02/26/2016	JPM	TWD	(261,367)	(7,961)	55

					$(204,129)	$6,235

JNL/PIMCO Total Return Bond Fund
BRL/USD	01/05/2016	MSC	BRL	21,800	$5,508	$39
BRL/USD	01/05/2016	BNP	BRL	94,992	24,002	(686)
BRL/USD	01/05/2016	CIT	BRL	24,398	6,165	(281)
BRL/USD	01/05/2016	DUB	BRL	309,474	78,195	(1,160)
BRL/USD	01/05/2016	BOA	BRL	44,842	11,331	(293)
BRL/USD	01/05/2016	MSC	BRL	16,153	4,081	(172)
BRL/USD	01/05/2016	CSI	BRL	39,796	10,055	(341)
BRL/USD	01/05/2016	SCB	BRL	9,478	2,395	49
BRL/USD	01/05/2016	BCL	BRL	5,160	1,304	14
BRL/USD	01/05/2016	JPM	BRL	21,800	5,508	(75)
BRL/USD	02/02/2016	DUB	BRL	55,463	13,872	(162)
BRL/USD	02/02/2016	BNP	BRL	8,076	2,020	(27)
BRL/USD	02/02/2016	DUB	BRL	9,478	2,370	23
BRL/USD	01/03/2018	JPM	BRL	652	131	(59)
CAD/USD	01/05/2016	BOA	CAD	30,380	21,956	81
CAD/USD	02/11/2016	BOA	CAD	2,166	1,566	(68)
CAD/USD	02/11/2016	CIT	CAD	2,556	1,847	(72)
CNY/USD	01/29/2016	DUB	CNY	14,441	2,220	(39)
EUR/USD	01/05/2016	BOA	EUR	49,183	53,452	913
EUR/USD	01/05/2016	BNP	EUR	33,660	36,581	805
EUR/USD	01/05/2016	CIT	EUR	18,496	20,101	62
EUR/USD	01/05/2016	UBS	EUR	124,238	135,020	(685)
EUR/USD	02/11/2016	CIT	EUR	15,199	16,534	(134)
EUR/USD	06/13/2016	BOA	EUR	1,754	1,915	(454)
EUR/USD	06/13/2016	DUB	EUR	10,256	11,198	(2,663)
GBP/USD	01/05/2016	CIT	GBP	28,492	42,003	(280)
GBP/USD	02/02/2016	JPM	GBP	699	1,031	(6)
ILS/USD	02/18/2016	JPM	ILS	156,220	40,182	10
ILS/USD	02/18/2016	CIT	ILS	64,781	16,663	(70)
ILS/USD	02/18/2016	BNP	ILS	40,787	10,491	(25)
ILS/USD	02/18/2016	BOA	ILS	13,520	3,477	(13)
ILS/USD	02/18/2016	JPM	ILS	10,994	2,828	(63)
ILS/USD	02/18/2016	BCL	ILS	30,662	7,886	(57)
ILS/USD	02/18/2016	BNP	ILS	19,991	5,142	4
INR/USD	01/21/2016	UBS	INR	1,604,363	24,182	39
JPY/USD	01/05/2016	BOA	JPY	1,304,900	10,857	247
JPY/USD	01/05/2016	CIT	JPY	2,098,900	17,463	224
JPY/USD	01/05/2016	DUB	JPY	326,500	2,716	68
JPY/USD	01/05/2016	JPM	JPY	714,900	5,948	99
JPY/USD	01/05/2016	MSC	JPY	24,421,712	203,188	1,490
JPY/USD	02/12/2016	JPM	JPY	3,888,900	32,382	678
JPY/USD	02/12/2016	MSC	JPY	359,900	2,997	74
JPY/USD	02/12/2016	BOA	JPY	5,968,900	49,701	905
KRW/USD	01/19/2016	DUB	KRW	6,432,604	5,484	(20)
KRW/USD	01/21/2016	JPM	KRW	28,570,555	24,354	(189)

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/PIMCO Total Return Bond Fund (continued)
KRW/USD	01/21/2016	DUB	KRW	15,470,965	$13,188	$(43)
MXN/USD	03/14/2016	BCL	MXN	67,309	3,886	(18)
MXN/USD	03/14/2016	BOA	MXN	163,119	9,416	(63)
MXN/USD	03/14/2016	JPM	MXN	88,234	5,094	(73)
MYR/USD	01/11/2016	DUB	MYR	47,097	10,964	102
MYR/USD	01/19/2016	UBS	MYR	2,113	492	2
MYR/USD	01/19/2016	SCB	MYR	32,804	7,631	(133)
MYR/USD	05/24/2016	CIT	MYR	25,288	5,835	(39)
MYR/USD	05/24/2016	DUB	MYR	20,656	4,766	(76)
PHP/USD	01/21/2016	CIT	PHP	122,304	2,597	(17)
PHP/USD	01/21/2016	UBS	PHP	221,978	4,713	7
RUB/USD	01/20/2016	MSC	RUB	92,969	1,268	(46)
RUB/USD	03/23/2016	MSC	RUB	2,276,517	30,529	(2,776)
RUB/USD	03/23/2016	BNP	RUB	131,270	1,760	(67)
RUB/USD	03/23/2016	JPM	RUB	129,026	1,730	(21)
RUB/USD	03/23/2016	CSI	RUB	394,990	5,297	(17)
USD/BRL	01/05/2016	DUB	BRL	(299,995)	(75,801)	3,934
USD/BRL	01/05/2016	BNP	BRL	(94,992)	(24,002)	324
USD/BRL	01/05/2016	DUB	BRL	(9,478)	(2,395)	(23)
USD/BRL	01/05/2016	SCB	BRL	(9,478)	(2,395)	32
USD/BRL	01/05/2016	MSC	BRL	(37,953)	(9,590)	130
USD/BRL	01/05/2016	BCL	BRL	(5,160)	(1,304)	18
USD/BRL	01/05/2016	CIT	BRL	(24,398)	(6,165)	84
USD/BRL	01/05/2016	BOA	BRL	(44,842)	(11,330)	153
USD/BRL	01/05/2016	CSI	BRL	(39,796)	(10,055)	136
USD/BRL	01/05/2016	JPM	BRL	(21,800)	(5,508)	930
USD/BRL	02/17/2016	JPM	BRL	(20,520)	(5,110)	(62)
USD/BRL	04/04/2016	CSI	BRL	(58,461)	(14,325)	(265)
USD/BRL	04/04/2016	MSC	BRL	(524,400)	(128,495)	16,687
USD/BRL	04/04/2016	CSI	BRL	(126,200)	(30,923)	4,181
USD/BRL	07/05/2016	DUB	BRL	(57,200)	(13,612)	1,207
USD/BRL	07/05/2016	UBS	BRL	(28,600)	(6,806)	604
USD/BRL	07/05/2016	JPM	BRL	(44,000)	(10,471)	914
USD/BRL	10/04/2016	JPM	BRL	(84,100)	(19,455)	1,952
USD/BRL	10/04/2016	MSC	BRL	(144,800)	(33,497)	3,517
USD/BRL	10/04/2016	CIT	BRL	(92,100)	(21,306)	1,008
USD/BRL	01/03/2018	BNP	BRL	(652)	(131)	60
USD/CAD	01/05/2016	JPM	CAD	(30,380)	(21,956)	843
USD/CAD	02/02/2016	BOA	CAD	(30,380)	(21,957)	(80)
USD/CNY	01/29/2016	BNP	CNY	(15,450)	(2,375)	(15)
USD/EUR	01/05/2016	BOA	EUR	(21,798)	(23,690)	(449)
USD/EUR	01/05/2016	DUB	EUR	(44,592)	(48,462)	90
USD/EUR	01/05/2016	CSI	EUR	(142,095)	(154,426)	(765)
USD/EUR	01/05/2016	CIT	EUR	(9,404)	(10,220)	(10)
USD/EUR	01/05/2016	BOA	EUR	(6,326)	(6,875)	54
USD/EUR	01/05/2016	BNP	EUR	(1,362)	(1,480)	15
USD/EUR	02/02/2016	UBS	EUR	(124,238)	(135,116)	685
USD/EUR	02/11/2016	CIT	EUR	(8,791)	(9,563)	53
USD/EUR	06/13/2016	BOA	EUR	(44,424)	(48,505)	12,253
USD/EUR	06/13/2016	DUB	EUR	(15,830)	(17,284)	4,390
USD/EUR	06/27/2016	BCL	EUR	(11,124)	(12,151)	3,145
USD/EUR	06/27/2016	BOA	EUR	(10,052)	(10,980)	2,859
USD/GBP	01/05/2016	MSC	GBP	(28,492)	(42,003)	953
USD/GBP	02/02/2016	CIT	GBP	(28,492)	(42,007)	278
USD/GBP	02/11/2016	BOA	GBP	(6,656)	(9,813)	291
USD/ILS	02/18/2016	DUB	ILS	(336,976)	(86,676)	203
USD/INR	01/21/2016	CIT	INR	(1,485,502)	(22,390)	(22)
USD/JPY	01/05/2016	BNP	JPY	(12,385,312)	(103,046)	(1,849)
USD/JPY	01/05/2016	DUB	JPY	(11,788,100)	(98,077)	(2,458)
USD/JPY	01/05/2016	BOA	JPY	(1,214,100)	(10,102)	(182)
USD/JPY	01/05/2016	CIT	JPY	(422,900)	(3,519)	(35)
USD/JPY	01/05/2016	JPM	JPY	(3,056,500)	(25,430)	(232)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/PIMCO Total Return Bond Fund (continued)
USD/JPY	02/02/2016	MSC	JPY	(24,421,712)	$(203,311)	$(1,495)
USD/JPY	02/12/2016	JPM	JPY	(2,504,300)	(20,853)	(512)
USD/KRW	01/19/2016	JPM	KRW	(6,432,604)	(5,484)	149
USD/KRW	01/21/2016	JPM	KRW	(15,017,048)	(12,801)	(34)
USD/KRW	01/21/2016	JPM	KRW	(15,846,254)	(13,508)	190
USD/KRW	01/21/2016	CSI	KRW	(11,880,965)	(10,128)	262
USD/KRW	01/21/2016	DUB	KRW	(6,432,604)	(5,483)	19
USD/MXN	03/14/2016	DUB	MXN	(965,400)	(55,730)	(416)
USD/MXN	03/14/2016	CIT	MXN	(162,791)	(9,398)	(97)
USD/MYR	01/11/2016	UBS	MYR	(47,097)	(10,964)	82
USD/MYR	01/14/2016	UBS	MYR	(5,581)	(1,299)	14
USD/MYR	01/15/2016	CSI	MYR	(19,930)	(4,638)	5
USD/MYR	01/15/2016	CIT	MYR	(19,596)	(4,560)	26
USD/MYR	01/19/2016	BNP	MYR	(14,094)	(3,279)	(24)
USD/MYR	01/19/2016	DUB	MYR	(79,126)	(18,408)	(234)
USD/MYR	01/19/2016	UBS	MYR	(20,839)	(4,848)	(96)
USD/MYR	01/19/2016	UBS	MYR	(13,346)	(3,105)	53
USD/MYR	01/19/2016	SCB	MYR	(30,338)	(7,058)	62
USD/MYR	01/19/2016	BOA	MYR	(28,520)	(6,635)	(27)
USD/MYR	02/16/2016	JPM	MYR	(7,554)	(1,754)	15
USD/MYR	02/26/2016	BCL	MYR	(28,516)	(6,616)	31
USD/PHP	01/21/2016	DUB	PHP	(345,432)	(7,334)	4
USD/RUB	01/20/2016	BNP	RUB	(92,969)	(1,268)	164
USD/RUB	04/15/2016	MSC	RUB	(92,969)	(1,239)	43
USD/SGD	02/26/2016	JPM	SGD	(43,825)	(30,853)	183
USD/SGD	02/26/2016	BOA	SGD	(8,473)	(5,965)	(19)
USD/TWD	01/14/2016	SCB	TWD	(500,105)	(15,226)	(16)
USD/TWD	01/15/2016	SCB	TWD	(206,252)	(6,280)	(9)
USD/TWD	02/26/2016	JPM	TWD	(77,211)	(2,352)	16

					$(793,688)	$48,327

JNL/S&P International 5 Fund
AUD/USD	01/04/2016	SGB	AUD	112	$81	$—
CAD/USD	01/04/2016	SGB	CAD	32	23	—
HKD/USD	01/04/2016	SGB	HKD	69	9	—
JPY/USD	01/05/2016	SGB	JPY	14,842	124	—

					$237	$—

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/ (Loss)
JNL/Scout Unconstrained Bond Fund
AUD/USD	01/11/2016	JPM	AUD	4,600	$3,351	$114
AUD/USD	01/11/2016	JPM	AUD	14,950	10,890	(124)
BRL/USD	03/14/2016	JPM	BRL	31,550	7,793	79
CAD/USD	01/08/2016	JPM	CAD	30,350	21,934	(1,496)
MXN/USD	06/10/2016	JPM	MXN	542,225	31,110	(324)
MXN/USD	06/10/2016	JPM	MXN	310,000	17,786	106
USD/AUD	01/11/2016	JPM	AUD	(19,550)	(14,241)	(15)
USD/BRL	03/14/2016	JPM	BRL	(31,550)	(7,793)	174
USD/MXN	06/10/2016	JPM	MXN	(38,550)	(2,212)	11

					$68,618	$(1,475)

JNL/Westchester Capital Event Driven Fund
AUD/USD	01/07/2016	JPM	AUD	1,066	$778	$20
EUR/USD	01/19/2016	JPM	EUR	105	113	1
EUR/USD	01/20/2016	JPM	EUR	1,056	1,148	(57)
EUR/USD	01/20/2016	JPM	EUR	—	—	—
EUR/USD	01/29/2016	JPM	EUR	2,409	2,620	5
EUR/USD	02/19/2016	JPM	EUR	42	46	—
EUR/USD	04/21/2016	JPM	EUR	569	621	(24)
EUR/USD	04/21/2016	JPM	EUR	102	111	—
GBP/USD	01/04/2016	JPM	GBP	473	697	(4)
USD/AUD	01/07/2016	JPM	AUD	(1,886)	(1,376)	(26)
USD/AUD	01/07/2016	JPM	AUD	(40)	(29)	—
USD/AUD	03/15/2016	JPM	AUD	(687)	(499)	(4)
USD/EUR	01/19/2016	JPM	EUR	(220)	(239)	(3)
USD/EUR	01/20/2016	JPM	EUR	(1,056)	(1,149)	23
USD/EUR	01/29/2016	JPM	EUR	(3,036)	(3,302)	35
USD/EUR	02/19/2016	JPM	EUR	(2,403)	(2,615)	(2)
USD/EUR	04/21/2016	JPM	EUR	(950)	(1,034)	35
USD/GBP	01/04/2016	JPM	GBP	(473)	(697)	16
USD/GBP	01/28/2016	JPM	GBP	(473)	(697)	4
USD/GBP	02/23/2016	JPM	GBP	(871)	(1,283)	50
USD/GBP	03/23/2016	JPM	GBP	(1,145)	(1,689)	72
USD/GBP	04/21/2016	JPM	GBP	(1,367)	(2,015)	91
USD/GBP	10/04/2016	JPM	GBP	(256)	(378)	9
USD/HKD	06/15/2016	JPM	HKD	(22,442)	(2,898)	(1)

					$(13,766)	$240

Schedule of Interest Rate Swap Agreements

Over the Counter Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount[1]		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/BlackRock Global Allocation Fund
DUB	6-Month Poland Warsaw Interbank Offered Rate	Paying	2.06%	03/17/2020	PLN	10,806	$—	$49
DUB	6-Month Poland Warsaw Interbank Offered Rate	Paying	2.05%	03/19/2020	PLN	3,602	—	16

							$—	$65

JNL/Franklin Templeton Global Multisector Bond Fund
JPM	3-Month LIBOR	Receiving	3.02%	08/22/2023		67,670	$—	$(5,682)
JPM	3-Month LIBOR	Receiving	3.85%	08/22/2043		38,670	—	(10,473)

							$—	$(16,155)

JNL/Goldman Sachs Core Plus Bond Fund
CIT	3-Month Kuala Lumpur Interbank Offered Rate	Receiving	3.92%	11/19/2018	MYR	3,800	$—	$(1)
CIT	3-Month Kuala Lumpur Interbank Offered Rate	Receiving	4.45%	11/15/2023	MYR	2,400	—	(9)
DUB	3-Month Kuala Lumpur Interbank Offered Rate	Receiving	3.88%	11/14/2018	MYR	3,430	—	—
DUB	3-Month Kuala Lumpur Interbank Offered Rate	Receiving	4.49%	08/14/2023	MYR	860	—	(4)
JPM	3-Month Kuala Lumpur Interbank Offered Rate	Receiving	3.97%	12/11/2018	MYR	3,110	—	(2)
JPM	3-Month Kuala Lumpur Interbank Offered Rate	Receiving	4.33%	09/26/2023	MYR	1,500	—	(2)
MSC	3-Month Kuala Lumpur Interbank Offered Rate	Receiving	3.93%	11/20/2018	MYR	4,490	—	(2)
CIT	Brazil Interbank Deposit Rate	Paying	10.73%	01/04/2021	BRL	2,860	—	(121)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Interest Rate Swap Agreements

Over the Counter Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount[1]		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/Goldman Sachs Core Plus Bond Fund (continued)
JPM	Brazil Interbank Deposit Rate	Paying	15.04%	01/04/2021	BRL	51,880	$—	$(428)
JPM	Brazil Interbank Deposit Rate	Receiving	15.26%	01/04/2021	BRL	29,480	—	(202)
JPM	Brazil Interbank Deposit Rate	Paying	16.37%	01/04/2021	BRL	6,270	—	(4)
BCL	Korean Won 3-Month Certificate of Deposit	Paying	2.17%	10/08/2025	KRW	6,231,500	—	(7)
CIT	Korean Won 3-Month Certificate of Deposit	Receiving	3.45%	08/08/2023	KRW	5,431,490	—	(540)
CIT	Korean Won 3-Month Certificate of Deposit	Receiving	3.49%	08/16/2023	KRW	610,090	—	(62)
CIT	Korean Won 3-Month Certificate of Deposit	Receiving	3.47%	12/23/2023	KRW	1,925,780	—	(197)
CIT	Korean Won 3-Month Certificate of Deposit	Receiving	3.47%	01/06/2024	KRW	336,440	—	(36)
DUB	Korean Won 3-Month Certificate of Deposit	Paying	2.25%	10/15/2017	KRW	9,863,860	—	109
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	3.56%	08/19/2023	KRW	768,920	—	(82)
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	2.24%	11/09/2025	KRW	2,767,690	—	10
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	2.33%	11/10/2025	KRW	2,597,280	—	18
MSC	Korean Won 3-Month Certificate of Deposit	Paying	2.18%	10/29/2017	KRW	4,841,110	—	47
MSC	Korean Won 3-Month Certificate of Deposit	Receiving	3.49%	08/16/2023	KRW	596,300	—	(61)
MSC	Korean Won 3-Month Certificate of Deposit	Paying	2.30%	11/11/2025	KRW	810,330	—	5

							$—	$(1,571)

JNL/Goldman Sachs Emerging Markets Debt Fund
CIT	3-Month South African Johannesburg Interbank Rate	Paying	6.62%	05/30/2020	ZAR	31,000	$—	$(165)
DUB	3-Month South African Johannesburg Interbank Rate	Paying	7.11%	06/07/2018	ZAR	28,175	—	(49)
DUB	3-Month South African Johannesburg Interbank Rate	Paying	7.10%	06/07/2018	ZAR	45,200	—	(79)
DUB	3-Month South African Johannesburg Interbank Rate	Paying	6.58%	11/02/2019	ZAR	70,980	—	(324)
JPM	3-Month South African Johannesburg Interbank Rate	Paying	7.32%	02/24/2019	ZAR	90,000	—	(197)
CIT	Bloomberg Thailand 6-Month Reference Rate	Paying	1.80%	11/26/2016	THB	121,560	—	7
CIT	Bloomberg Thailand 6-Month Reference Rate	Paying	1.89%	12/15/2016	THB	181,440	—	14
JPM	Bloomberg Thailand 6-Month Reference Rate	Paying	1.81%	11/24/2016	THB	38,360	—	2
JPM	Bloomberg Thailand 6-Month Reference Rate	Paying	1.89%	12/22/2016	THB	196,950	—	14
MSC	Bloomberg Thailand 6-Month Reference Rate	Paying	1.82%	11/28/2016	THB	82,480	—	6
BOA	Brazil Interbank Deposit Rate	Paying	13.96%	01/02/2018	BRL	30,110	—	(267)
CGM	Brazil Interbank Deposit Rate	Paying	15.74%	01/02/2017	BRL	6,690	—	—
CGM	Brazil Interbank Deposit Rate	Paying	15.73%	01/02/2017	BRL	10,100	—	—
CGM	Brazil Interbank Deposit Rate	Paying	11.50%	01/02/2017	BRL	9,210	—	(112)
CGM	Brazil Interbank Deposit Rate	Receiving	15.24%	01/02/2017	BRL	18,730	—	(18)
CIT	Brazil Interbank Deposit Rate	Receiving	12.64%	01/05/2016	BRL	28,520	—	(62)
CIT	Brazil Interbank Deposit Rate	Paying	14.46%	01/02/2018	BRL	5,870	—	(40)
CIT	Brazil Interbank Deposit Rate	Paying	12.52%	01/02/2019	BRL	5,620	—	(119)
CSI	Brazil Interbank Deposit Rate	Paying	12.58%	01/02/2017	BRL	12,970	—	(99)
CSI	Brazil Interbank Deposit Rate	Paying	11.12%	01/02/2018	BRL	6,120	—	(144)
DUB	Brazil Interbank Deposit Rate	Paying	10.37%	01/05/2016	BRL	16,960	—	(110)
DUB	Brazil Interbank Deposit Rate	Paying	10.35%	01/05/2016	BRL	5,430	—	(36)
DUB	Brazil Interbank Deposit Rate	Receiving	12.00%	01/05/2016	BRL	25,150	—	68
DUB	Brazil Interbank Deposit Rate	Paying	8.28%	01/05/2016	BRL	19,340	—	(337)
DUB	Brazil Interbank Deposit Rate	Paying	11.23%	01/05/2016	BRL	4,540	—	(21)
DUB	Brazil Interbank Deposit Rate	Receiving	13.16%	01/05/2016	BRL	57,870	—	52
DUB	Brazil Interbank Deposit Rate	Paying	13.95%	01/02/2017	BRL	22,390	—	(86)
DUB	Brazil Interbank Deposit Rate	Paying	15.58%	01/02/2017	BRL	4,800	—	1
DUB	Brazil Interbank Deposit Rate	Paying	16.49%	01/02/2017	BRL	3,590	—	9
DUB	Brazil Interbank Deposit Rate	Receiving	15.23%	01/02/2017	BRL	6,300	—	(6)
DUB	Brazil Interbank Deposit Rate	Receiving	15.48%	01/02/2017	BRL	26,280	—	(13)
DUB	Brazil Interbank Deposit Rate	Paying	12.37%	01/02/2018	BRL	13,240	—	(218)
DUB	Brazil Interbank Deposit Rate	Paying	13.73%	01/02/2018	BRL	16,100	—	(159)
DUB	Brazil Interbank Deposit Rate	Paying	14.58%	01/02/2018	BRL	8,460	—	(53)
DUB	Brazil Interbank Deposit Rate	Paying	11.15%	01/02/2018	BRL	5,510	—	(128)
DUB	Brazil Interbank Deposit Rate	Receiving	12.34%	01/02/2025	BRL	6,810	—	238
JPM	Brazil Interbank Deposit Rate	Receiving	12.29%	01/02/2017	BRL	13,430	—	123
JPM	Brazil Interbank Deposit Rate	Paying	13.91%	01/02/2018	BRL	10,150	—	(92)
JPM	Brazil Interbank Deposit Rate	Paying	14.83%	01/02/2018	BRL	8,760	—	(46)
MSC	Brazil Interbank Deposit Rate	Paying	15.70%	01/02/2017	BRL	1,570	—	1
MSC	Brazil Interbank Deposit Rate	Paying	15.95%	01/02/2017	BRL	19,020	—	21
MSC	Brazil Interbank Deposit Rate	Paying	16.86%	01/02/2017	BRL	2,500	—	8
MSC	Brazil Interbank Deposit Rate	Paying	15.58%	01/02/2017	BRL	20,330	—	4

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Interest Rate Swap Agreements

Over the Counter Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date		Notional Amount[1]	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)
MSC	Brazil Interbank Deposit Rate	Receiving	15.52%	01/02/2017	BRL	26,280	$—	$(11)
MSC	Brazil Interbank Deposit Rate	Receiving	11.41%	01/04/2021	BRL	5,650	—	202
CSI	Colombian Interbank Rate	Receiving	5.11%	04/15/2019	COP	6,436,410	—	82
CSI	Colombian Interbank Rate	Receiving	6.06%	05/02/2024	COP	980,390	—	22
JPM	Colombian Interbank Rate	Receiving	6.10%	11/25/2016	COP	19,715,340	—	8
JPM	Colombian Interbank Rate	Receiving	5.19%	04/22/2019	COP	3,198,610	—	38
MSC	Colombian Interbank Rate	Paying	6.06%	05/02/2024	COP	980,390	(2)	(20)
BOA	Korean Won 3-Month Certificate of Deposit	Receiving	3.12%	08/10/2022	KRW	17,782,490	—	(876)
CIT	Korean Won 3-Month Certificate of Deposit	Paying	2.88%	03/07/2017	KRW	10,270,520	—	137
CIT	Korean Won 3-Month Certificate of Deposit	Paying	2.24%	10/14/2017	KRW	1,609,170	—	17
CIT	Korean Won 3-Month Certificate of Deposit	Paying	2.17%	10/28/2017	KRW	5,210,010	—	51
DUB	Korean Won 3-Month Certificate of Deposit	Receiving	3.21%	09/14/2022	KRW	10,012,000	—	(525)
DUB	Korean Won 3-Month Certificate of Deposit	Paying	3.27%	04/30/2024	KRW	10,900,000	—	1,034
JPM	Korean Won 3-Month Certificate of Deposit	Receiving	3.45%	01/15/2024	KRW	1,694,090	—	(177)
MSC	Korean Won 3-Month Certificate of Deposit	Paying	2.25%	10/13/2017	KRW	7,880,280	—	86
MSC	Korean Won 3-Month Certificate of Deposit	Paying	2.25%	10/13/2017	KRW	1,350,900	—	15
MSC	Korean Won 3-Month Certificate of Deposit	Paying	2.25%	10/14/2017	KRW	1,475,970	—	16
MSC	Korean Won 3-Month Certificate of Deposit	Paying	2.25%	10/14/2017	KRW	1,475,970	—	16
MSC	Korean Won 3-Month Certificate of Deposit	Paying	2.17%	10/28/2017	KRW	1,981,600	—	19
DUB	Mexican Interbank Rate	Paying	8.70%	06/11/2027	MXN	75,500	—	135
JPM	Mexican Interbank Rate	Receiving	5.18%	10/02/2017	MXN	40,000	—	(35)
JPM	Mexican Interbank Rate	Receiving	6.15%	05/28/2024	MXN	15,700	—	5

							$(2)	$(2,173)

JNL Multi-Manager Alternative Fund
BOA	Brazil Interbank Deposit Rate	Paying	12.49%	01/04/2021	BRL	12,970	$—	$(344)

JNL/PIMCO Real Return Fund
BNP	Brazil Interbank Deposit Rate	Paying	14.56%	01/04/2021	BRL	2,400	$—	$(27)
BNP	Brazil Interbank Deposit Rate	Receiving	16.15%	01/04/2021	BRL	22,800	(10)	51
CSI	Brazil Interbank Deposit Rate	Paying	13.45%	01/04/2021	BRL	20,500	2	(393)
CIT	France CPI Excluding Tobacco	Paying	1.68%	06/15/2025	EUR	4,700	—	246
BNP	Harmonised Index of Consumer Prices	Receiving	0.55%	10/15/2017	EUR	2,100	—	(4)
CGM	Harmonised Index of Consumer Prices	Receiving	0.65%	10/15/2018	EUR	2,600	—	(3)
CIT	Harmonised Index of Consumer Prices	Receiving	0.66%	08/15/2018	EUR	1,400	(2)	(2)
CIT	Harmonised Index of Consumer Prices	Receiving	0.64%	09/15/2018	EUR	1,000	—	(2)
DUB	Harmonised Index of Consumer Prices	Receiving	0.58%	10/15/2017	EUR	3,000	—	(8)
DUB	Harmonised Index of Consumer Prices	Receiving	0.57%	10/15/2017	EUR	1,100	—	(3)
DUB	Harmonised Index of Consumer Prices	Receiving	0.61%	09/15/2018	EUR	600	—	—
DUB	Harmonised Index of Consumer Prices	Receiving	0.61%	09/15/2018	EUR	1,300	—	(1)
DUB	Harmonised Index of Consumer Prices	Receiving	0.65%	10/15/2018	EUR	3,000	1	(5)
DUB	Harmonised Index of Consumer Prices	Receiving	0.65%	10/15/2018	EUR	1,700	—	(3)
DUB	Harmonised Index of Consumer Prices	Receiving	0.65%	10/15/2018	EUR	700	2	(3)
JPM	Harmonised Index of Consumer Prices	Receiving	0.58%	10/15/2017	EUR	4,200	—	(11)
MSS	Harmonised Index of Consumer Prices	Receiving	0.62%	09/15/2018	EUR	2,100	—	(3)
UBS	Harmonised Index of Consumer Prices	Receiving	0.53%	10/15/2017	EUR	3,000	—	(5)
UBS	Harmonised Index of Consumer Prices	Receiving	0.53%	10/15/2017	EUR	4,000	2	(8)
UBS	Harmonised Index of Consumer Prices	Receiving	0.53%	10/15/2017	EUR	1,900	2	(5)
UBS	Harmonised Index of Consumer Prices	Receiving	0.61%	09/15/2018	EUR	1,500	—	(1)
UBS	Harmonised Index of Consumer Prices	Receiving	0.61%	09/15/2018	EUR	1,300	—	(1)
BNP	U.K. Retail Price Index	Paying	3.40%	06/15/2030	GBP	2,900	14	134
BOA	U.K. Retail Price Index	Paying	3.43%	06/15/2030	GBP	1,800	1	106
CGM	U.K. Retail Price Index	Paying	3.30%	12/15/2030	GBP	3,600	1	15
CIT	U.K. Retail Price Index	Paying	3.19%	04/15/2030	GBP	2,700	—	21
CIT	U.K. Retail Price Index	Paying	3.43%	06/15/2030	GBP	2,500	2	146
CIT	U.K. Retail Price Index	Paying	3.33%	08/15/2030	GBP	8,800	(29)	255
CIT	U.K. Retail Price Index	Paying	3.28%	09/15/2030	GBP	3,900	—	45
CSI	U.K. Retail Price Index	Paying	3.35%	05/15/2030	GBP	500	—	23
CSI	U.K. Retail Price Index	Paying	3.40%	06/15/2030	GBP	2,700	(2)	140
CSI	U.K. Retail Price Index	Paying	3.50%	10/15/2044	GBP	2,100	33	162
CSI	U.K. Retail Price Index	Paying	3.50%	10/15/2044	GBP	600	(21)	76
CSI	U.K. Retail Price Index	Paying	3.50%	10/15/2044	GBP	700	(24)	88

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Interest Rate Swap Agreements

Over the Counter Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date		Notional Amount[1]	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/PIMCO Real Return Fund (continued)
CSI	U.K. Retail Price Index	Paying	3.55%	11/15/2044	GBP	400	$2	$47
CSI	U.K. Retail Price Index	Paying	3.55%	11/15/2044	GBP	400	(1)	49
CSI	U.K. Retail Price Index	Paying	3.53%	12/15/2044	GBP	1,500	12	145
CSI	U.K. Retail Price Index	Paying	3.45%	12/15/2044	GBP	1,200	(4)	66
DUB	U.K. Retail Price Index	Paying	3.35%	05/15/2030	GBP	4,400	—	196
DUB	U.K. Retail Price Index	Paying	3.33%	08/15/2030	GBP	2,500	—	64
DUB	U.K. Retail Price Index	Paying	3.33%	08/15/2030	GBP	3,100	12	67
DUB	U.K. Retail Price Index	Paying	3.33%	08/15/2030	GBP	4,100	16	89
JPM	U.K. Retail Price Index	Paying	3.40%	06/15/2030	GBP	5,600	(3)	289
UBS	U.K. Retail Price Index	Paying	3.32%	05/15/2030	GBP	5,000	—	182
BBP	US CPURNSA	Receiving	1.91%	04/17/2017		15,400	—	(553)
BBP	US CPURNSA	Receiving	2.02%	08/21/2017		22,600	—	(851)
BBP	US CPURNSA	Receiving	2.02%	08/21/2017		20,600	(13)	(763)
BNP	US CPURNSA	Receiving	1.83%	11/29/2016		400	—	(11)
BNP	US CPURNSA	Receiving	2.25%	07/15/2017		10,200	11	(612)
BNP	US CPURNSA	Receiving	2.25%	07/15/2017		5,800	13	(355)
BNP	US CPURNSA	Receiving	2.50%	07/15/2022		6,200	38	(714)
BNP	US CPURNSA	Receiving	2.50%	07/15/2022		7,300	131	(925)
BNP	US CPURNSA	Receiving	2.50%	07/15/2022		7,300	104	(899)
BOA	US CPURNSA	Receiving	1.01%	10/16/2017		3,700	—	12
BOA	US CPURNSA	Receiving	1.73%	08/26/2025		1,000	—	10
CIT	US CPURNSA	Receiving	2.25%	07/15/2017		16,600	4	(982)
DUB	US CPURNSA	Receiving	1.94%	10/07/2016		22,000	—	(674)
DUB	US CPURNSA	Receiving	1.83%	11/29/2016		2,000	(1)	(54)
DUB	US CPURNSA	Receiving	1.83%	11/29/2016		3,800	(1)	(105)
DUB	US CPURNSA	Receiving	1.83%	11/29/2016		6,100	—	(169)
DUB	US CPURNSA	Receiving	1.85%	11/29/2016		23,700	—	(672)
DUB	US CPURNSA	Receiving	1.93%	02/10/2017		30,900	—	(887)
DUB	US CPURNSA	Receiving	2.32%	11/16/2017		12,300	—	(759)
DUB	US CPURNSA	Receiving	2.50%	07/15/2022		5,700	129	(750)
DUB	US CPURNSA	Receiving	2.56%	05/08/2023		11,800	—	(1,303)
MSC	US CPURNSA	Paying	2.06%	05/12/2025		23,000	—	467

							$421	$(9,335)

JNL/PIMCO Total Return Bond Fund
CSI	Mexican Interbank Rate	Paying	6.34%	11/12/2019	MXN	15,100	$—	$5
BOA	US CPURNSA	Receiving	0.40%	09/25/2016		9,100	—	26

							$—	$31

Centrally Cleared Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date		Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
JNL/BlackRock Global Allocation Fund
N/A	3-Month LIBOR	Receiving	1.03%	03/11/2017		87,580	$(133)
N/A	3-Month LIBOR	Receiving	0.75%	03/11/2017		32,715	61
N/A	3-Month LIBOR	Receiving	1.08%	04/07/2017		174,480	(316)
N/A	3-Month LIBOR	Receiving	0.77%	04/07/2017		55,370	118
N/A	3-Month LIBOR	Paying	1.88%	03/11/2020		35,630	378
N/A	3-Month LIBOR	Paying	1.55%	03/11/2020		1,170	(3)
N/A	3-Month LIBOR	Receiving	1.95%	09/11/2022		18,900	(13)
N/A	3-Month LIBOR	Receiving	1.64%	10/19/2022		19,060	386
N/A	3-Month LIBOR	Receiving	1.83%	11/03/2022		19,190	164
N/A	3-Month LIBOR	Paying	2.22%	04/07/2025		37,830	176
N/A	3-Month LIBOR	Paying	2.28%	04/07/2025		2,110	20
N/A	6-Month Euribor	Paying	1.55%	10/20/2025	EUR	38,164	(216)

							$622

JNL/Franklin Templeton Global Multisector Bond Fund
N/A	3-Month LIBOR	Receiving	0.93%	10/17/2017		74,970	$237
N/A	3-Month LIBOR	Receiving	2.79%	03/31/2024		6,980	(378)
N/A	3-Month LIBOR	Receiving	2.73%	07/07/2024		73,570	(3,822)
N/A	3-Month LIBOR	Receiving	1.91%	01/22/2025		36,540	625
N/A	3-Month LIBOR	Receiving	1.97%	01/23/2025		45,670	569

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Interest Rate Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount[1]		Unrealized Appreciation/ (Depreciation)
JNL/Franklin Templeton Global Multisector Bond Fund (continued)
N/A	3-Month LIBOR	Receiving	1.97%	01/27/2025		26,950	$329
N/A	3-Month LIBOR	Receiving	1.94%	01/29/2025		6,740	103
N/A	3-Month LIBOR	Receiving	1.94%	01/30/2025		5,710	85
N/A	3-Month LIBOR	Receiving	1.82%	02/03/2025		8,990	230
N/A	3-Month LIBOR	Receiving	1.97%	03/27/2025		5,750	75
N/A	3-Month LIBOR	Receiving	1.99%	03/27/2025		5,750	72
N/A	3-Month LIBOR	Receiving	2.45%	07/02/2025		28,720	(761)
N/A	3-Month LIBOR	Receiving	3.49%	03/31/2044		3,320	(582)

							$(3,218)

JNL/Goldman Sachs Core Plus Bond Fund
N/A	3-Month Canada Bankers Acceptance	Paying	1.25%	03/16/2018	CAD	19,170	$16
N/A	3-Month Canada Bankers Acceptance	Paying	1.75%	03/16/2021	CAD	25,740	107
N/A	3-Month Canada Bankers Acceptance	Receiving	2.50%	12/16/2025	CAD	3,420	(45)
N/A	3-Month LIBOR	Paying	1.50%	03/16/2018		12,090	(23)
N/A	3-Month LIBOR	Paying	2.92%	06/24/2021		78,300	968
N/A	3-Month LIBOR	Paying	2.81%	09/02/2022		108,220	413
N/A	3-Month LIBOR	Receiving	3.00%	12/16/2025		15,880	(33)
N/A	3-Month LIBOR	Receiving	2.50%	03/16/2026		24,800	78
N/A	3-Month LIBOR	Receiving	2.50%	03/17/2026		22,300	(64)
N/A	3-Month LIBOR	Receiving	3.22%	06/24/2029		19,700	(935)
N/A	3-Month LIBOR	Receiving	3.00%	09/02/2030		25,380	(370)
N/A	3-Month LIBOR	Paying	2.75%	12/19/2045		2,380	(8)
N/A	3-Month New Zealand Bank Bill	Receiving	3.50%	03/16/2026	NZD	5,940	56
N/A	3-Month South African Johannesburg Interbank Rate	Paying	9.20%	10/27/2025	ZAR	17,470	(29)
N/A	3-Month South African Johannesburg Interbank Rate	Paying	10.07%	12/10/2025	ZAR	93,650	(24)
N/A	3-Month South African Johannesburg Interbank Rate	Paying	10.46%	12/11/2025	ZAR	42,760	15
N/A	3-Month South African Johannesburg Interbank Rate	Paying	10.30%	12/14/2025	ZAR	15,210	1
N/A	3-Month Stockholm Interbank Offered Rate	Paying	0.05%	03/16/2018	SEK	400,190	(83)
N/A	3-Month Stockholm Interbank Offered Rate	Receiving	0.75%	03/16/2021	SEK	156,390	123
N/A	3-Month Stockholm Interbank Offered Rate	Receiving	1.50%	03/16/2026	SEK	101,650	118
N/A	6-Month Australian Bank Bill Short Term Rate	Paying	2.50%	03/16/2021	AUD	11,050	(9)
N/A	6-Month Australian Bank Bill Short Term Rate	Paying	3.00%	03/16/2026	AUD	15,730	41
N/A	6-Month British Bankers’ Association Swiss Franc LIBOR	Receiving	1.00%	12/15/2026	CHF	1,030	3
N/A	6-Month British Bankers’ Association Yen LIBOR	Receiving	1.00%	12/16/2025	JPY	2,375,410	(170)
N/A	6-Month British Bankers’ Association Yen LIBOR	Paying	0.50%	03/16/2026	JPY	1,905,760	67
N/A	6-Month British Bankers’ Association Yen LIBOR	Receiving	2.00%	12/19/2045	JPY	314,480	2
N/A	6-Month Euribor	Paying	0.25%	03/16/2019	EUR	20,870	14
N/A	6-Month Euribor	Receiving	0.50%	03/16/2021	EUR	17,750	61
N/A	6-Month Euribor	Paying	1.57%	05/11/2025	EUR	68,110	123
N/A	6-Month Euribor	Paying	2.00%	09/16/2025	EUR	23,110	198
N/A	6-Month Euribor	Paying	1.50%	12/16/2025	EUR	4,290	(10)
N/A	6-Month Euribor	Paying	1.00%	03/16/2026	EUR	61,780	(588)
N/A	6-Month Euribor	Paying	1.50%	03/17/2026	EUR	21,100	(27)
N/A	6-Month Euribor	Receiving	1.70%	05/11/2035	EUR	26,130	317
N/A	6-Month Euribor	Paying	2.25%	12/17/2035	EUR	3,000	(26)
N/A	6-Month Euribor	Paying	1.75%	12/19/2045	EUR	2,150	2
N/A	6-Month GBP LIBOR	Receiving	0.85%	01/04/2018	GBP	6,320	9
N/A	6-Month GBP LIBOR	Receiving	1.50%	03/16/2018	GBP	26,750	70
N/A	6-Month GBP LIBOR	Receiving	1.94%	12/11/2022	GBP	3,530	23
N/A	6-Month GBP LIBOR	Receiving	2.75%	09/16/2025	GBP	17,160	(190)
N/A	6-Month GBP LIBOR	Receiving	2.25%	03/16/2026	GBP	3,950	61
N/A	6-Month GBP LIBOR	Paying	2.19%	12/11/2027	GBP	6,200	(51)
N/A	6-Month GBP LIBOR	Receiving	2.25%	12/11/2032	GBP	3,160	31
N/A	6-Month GBP LIBOR	Receiving	2.50%	12/17/2035	GBP	10	—
N/A	6-Month GBP LIBOR	Receiving	2.25%	03/16/2046	GBP	10,520	482
N/A	Mexican Interbank Rate	Paying	3.91%	11/07/2016	MXN	81,600	1
N/A	Mexican Interbank Rate	Paying	3.92%	11/08/2016	MXN	34,680	1
N/A	Mexican Interbank Rate	Paying	3.90%	11/09/2016	MXN	70,170	1

							$717

JNL/Goldman Sachs Emerging Markets Debt Fund
N/A	3-Month LIBOR	Receiving	0.59%	09/21/2016		19,780	$24
N/A	3-Month LIBOR	Receiving	0.56%	11/03/2016		3,440	6
N/A	3-Month South African Johannesburg Interbank Rate	Paying	7.60%	03/16/2018	ZAR	250,710	(241)
N/A	3-Month South African Johannesburg Interbank Rate	Paying	8.59%	03/16/2018	ZAR	51,840	(12)
N/A	3-Month South African Johannesburg Interbank Rate	Paying	7.28%	09/05/2019	ZAR	11,760	(34)
N/A	3-Month South African Johannesburg Interbank Rate	Receiving	7.89%	12/18/2024	ZAR	13,610	84
N/A	6-Month Budapest Interbank Offered Rate	Receiving	1.35%	12/16/2020	HUF	716,770	(53)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Interest Rate Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount[1]		Unrealized Appreciation/ (Depreciation)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)
N/A	6-Month Euribor	Receiving	1.00%	03/16/2026	EUR	1,800	$16
N/A	6-Month Poland Warsaw Interbank Offered Rate	Paying	1.48%	03/16/2018	PLN	12,490	6
N/A	Mexican Interbank Rate	Paying	3.96%	09/15/2016	MXN	231,530	15
N/A	Mexican Interbank Rate	Paying	3.72%	10/13/2016	MXN	48,580	(3)
N/A	Mexican Interbank Rate	Paying	3.69%	10/24/2016	MXN	48,010	(4)
N/A	Mexican Interbank Rate	Paying	3.80%	11/01/2016	MXN	121,270	(4)
N/A	Mexican Interbank Rate	Paying	5.25%	03/08/2023	MXN	96,610	(15)
N/A	Mexican Interbank Rate	Receiving	5.66%	01/24/2025	MXN	27,480	84
N/A	Mexican Interbank Rate	Paying	8.01%	06/29/2027	MXN	220,250	184

							$53

JNL Multi-Manager Alternative Fund
N/A	3-Month LIBOR	Receiving	1.90%	11/30/2022		42,851	$197
N/A	3-Month LIBOR	Receiving	2.72%	02/15/2041		792	(13)
N/A	3-Month LIBOR	Receiving	2.59%	11/04/2045		3,880	60

							$244

JNL/PIMCO Real Return Fund
N/A	3-Month LIBOR	Receiving	1.50%	12/16/2017		140,200	$(97)
N/A	3-Month LIBOR	Receiving	2.00%	12/16/2020		44,800	522
N/A	3-Month LIBOR	Receiving	2.23%	09/16/2025		9,000	(29)
N/A	3-Month LIBOR	Receiving	2.23%	09/16/2025		5,300	(14)
N/A	3-Month LIBOR	Receiving	2.35%	10/02/2025		29,100	(392)
N/A	3-Month LIBOR	Receiving	2.80%	10/28/2025		98,400	136
N/A	3-Month LIBOR	Receiving	2.50%	12/16/2025		94,700	(4,178)
N/A	3-Month LIBOR	Receiving	2.25%	06/15/2026		16,000	120
N/A	3-Month LIBOR	Receiving	2.25%	06/15/2026		5,900	20
N/A	3-Month LIBOR	Paying	2.60%	12/09/2045		900	(11)
N/A	3-Month LIBOR	Receiving	2.75%	12/16/2045		20,650	468
N/A	3-Month LIBOR	Paying	2.75%	12/14/2046		3,800	—
N/A	6-Month Euribor	Receiving	0.55%	01/17/2016	EUR	160,800	(204)
N/A	6-Month GBP LIBOR	Receiving	1.50%	03/16/2018	GBP	30,300	49
N/A	6-Month GBP LIBOR	Receiving	2.00%	03/16/2026	GBP	23,500	(229)
N/A	6-Month GBP LIBOR	Receiving	2.00%	09/16/2045	GBP	31,860	(247)
N/A	6-Month GBP LIBOR	Receiving	2.25%	03/16/2046	GBP	1,800	(47)
N/A	Mexican Interbank Rate	Paying	6.71%	09/20/2029	MXN	135,600	(271)

							$(4,404)

JNL/PIMCO Total Return Bond Fund
N/A	3-Month LIBOR	Receiving	2.00%	12/16/2019		328,800	$(3,602)
N/A	3-Month LIBOR	Receiving	2.00%	12/16/2020		62,200	(1,140)
N/A	3-Month LIBOR	Receiving	2.25%	12/16/2022		227,600	(5,406)
N/A	3-Month LIBOR	Receiving	2.35%	08/05/2025		54,200	(780)
N/A	3-Month LIBOR	Receiving	2.50%	12/16/2025		39,500	(560)
N/A	3-Month LIBOR	Receiving	2.25%	06/15/2026		72,300	180
N/A	3-Month LIBOR	Receiving	2.25%	06/15/2026		14,900	50
N/A	3-Month LIBOR	Receiving	2.75%	12/16/2045		32,400	(257)
N/A	3-Month LIBOR	Receiving	2.75%	12/16/2045		365,500	(26,890)
N/A	3-Month LIBOR	Receiving	2.50%	06/15/2046		6,200	5
N/A	6-Month GBP LIBOR	Receiving	1.88%	10/05/2017	GBP	34,700	(803)
N/A	6-Month GBP LIBOR	Receiving	1.50%	12/16/2017	GBP	105,300	(367)
N/A	6-Month GBP LIBOR	Receiving	1.50%	03/16/2018	GBP	158,400	(627)
N/A	6-Month GBP LIBOR	Receiving	1.00%	06/15/2018	GBP	44,400	230
N/A	6-Month GBP LIBOR	Receiving	1.25%	09/21/2018	GBP	18,900	27
N/A	6-Month GBP LIBOR	Receiving	1.50%	09/21/2018	GBP	17,000	(17)
N/A	Federal Funds Effective Rate	Receiving	0.50%	06/17/2016		92,200	77
N/A	Mexican Interbank Rate	Receiving	3.61%	03/14/2016	MXN	8,855,000	(50)
N/A	Mexican Interbank Rate	Paying	4.06%	08/24/2016	MXN	4,152,900	18
N/A	Mexican Interbank Rate	Paying	4.39%	07/28/2017	MXN	364,100	63
N/A	Mexican Interbank Rate	Paying	5.70%	01/18/2019	MXN	116,000	(31)
N/A	Mexican Interbank Rate	Paying	5.01%	10/10/2019	MXN	56,700	(55)
N/A	Mexican Interbank Rate	Paying	6.32%	11/12/2019	MXN	23,900	8
N/A	Mexican Interbank Rate	Paying	5.27%	02/05/2020	MXN	865,600	243
N/A	Mexican Interbank Rate	Paying	5.62%	06/02/2020	MXN	375,100	58
N/A	Mexican Interbank Rate	Paying	5.54%	06/11/2020	MXN	171,800	(43)
N/A	Mexican Interbank Rate	Paying	6.96%	07/27/2020	MXN	579,300	(41)
N/A	Mexican Interbank Rate	Paying	5.50%	09/22/2020	MXN	322,600	39
N/A	Mexican Interbank Rate	Paying	5.84%	09/14/2021	MXN	30,500	(11)
N/A	Mexican Interbank Rate	Paying	5.61%	10/08/2021	MXN	162,400	65

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Interest Rate Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying/Receiving Floating Rate	Fixed Rate	Expiration Date		Notional Amount[1]	Unrealized Appreciation/ (Depreciation)
JNL/PIMCO Total Return Bond Fund (continued)
N/A	Mexican Interbank Rate	Paying	5.43%	11/17/2021	MXN	1,574,000	$(1,402)
N/A	Mexican Interbank Rate	Paying	5.92%	12/08/2021	MXN	29,700	18
N/A	Mexican Interbank Rate	Paying	5.80%	12/10/2021	MXN	13,700	(6)
N/A	Mexican Interbank Rate	Paying	5.85%	12/21/2021	MXN	72,900	(29)
N/A	Mexican Interbank Rate	Paying	5.38%	01/07/2022	MXN	100,800	(234)
N/A	Mexican Interbank Rate	Paying	6.00%	06/07/2022	MXN	527,300	205
N/A	Mexican Interbank Rate	Receiving	5.94%	07/13/2022	MXN	47,700	19
N/A	Mexican Interbank Rate	Receiving	5.91%	09/22/2022	MXN	127,500	57
N/A	Mexican Interbank Rate	Paying	5.78%	10/06/2022	MXN	45,200	(2)
N/A	Mexican Interbank Rate	Paying	6.53%	06/05/2025	MXN	154,000	37

							$(40,954)

Schedule of Over the Counter Cross-Currency Swap Agreements

Counterparty	Receive Rate[8]	Pay Rate[8]	Expiration Date	Notional Amount Received[1]		Notional Amount Delivered[1]		Unrealized Depreciation
JNL/BlackRock Global Allocation Fund
BOA	Fixed rate of 1.23%	Fixed rate of 0.10%	03/15/2017		5,865	JPY	(705,750)	$(8)
JNL/Goldman Sachs Emerging Markets Debt Fund
CIT	3-Month South African Johannesburg Interbank Rate + 0.38%	3-Month LIBOR	05/13/2024	ZAR	7,150		(690)	$(227)
DUB	3-Month South African Johannesburg Interbank Rate + 0.30%	3-Month LIBOR	07/15/2024	ZAR	8,850		(826)	(249)
DUB	3-Month South African Johannesburg Interbank Rate + 0.30%	3-Month LIBOR	05/23/2019	ZAR	11,408		(1,096)	(357)
DUB	3-Month South African Johannesburg Interbank Rate + 0.39%	3-Month LIBOR	05/12/2024	ZAR	14,740		(1,418)	(464)
DUB	Fixed rate of 11.48%	3-Month LIBOR	03/13/2016	TRY	5,490		(2,465)	(405)
DUB	Fixed rate of 8.05%	3-Month LIBOR	12/04/2016	TRY	11,900		(5,339)	(1,349)
DUB	Fixed rate of 8.08%	3-Month LIBOR	12/05/2016	TRY	6,325		(2,830)	(710)
MSC	3-Month South African Johannesburg Interbank Rate + 0.30%	3-Month LIBOR	07/17/2024	ZAR	7,920		(742)	(227)
MSC	3-Month South African Johannesburg Interbank Rate + 0.30%	3-Month LIBOR	08/12/2024	ZAR	14,750		(1,379)	(422)
MSC	3-Month South African Johannesburg Interbank Rate + 0.39%	3-Month LIBOR	05/13/2024	ZAR	14,790		(1,427)	(470)

								$(4,880)

Schedule of Credit Default Swap Agreements

Over the Counter Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread [4]	Fixed Received/ Pay Rate [7]	Expiration Date	Notional Amount[1,6]		Value[5]	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/Goldman Sachs Core Plus Bond Fund
Credit default swap agreements - purchase protection [2]
BOA	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019	$	70	$—	$—	$—
BOA	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		80	(1)	(1)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		330	(3)	(3)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		330	(3)	(3)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		400	(4)	(1)	(3)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		630	(6)	(2)	(4)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		70	—	—	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		460	(4)	(1)	(3)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		760	(7)	(2)	(5)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		730	(7)	(3)	(4)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		320	(3)	(2)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		470	(4)	(3)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		140	(2)	(1)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		920	(8)	(6)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		460	(4)	(3)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		390	(4)	(3)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		330	(3)	(3)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		330	(2)	(2)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		320	(2)	(1)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		700	(6)	(4)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		190	(1)	(1)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		420	(3)	(3)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		870	(7)	(6)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		430	(3)	(3)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		210	(1)	(1)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		180	(2)	(2)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		410	(3)	(4)	1

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Credit Default Swap Agreements

Over the Counter Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread[4]	Fixed Received/ Pay Rate [7]	Expiration Date	Notional Amount [1,6]		Value[5]	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/Goldman Sachs Core Plus Bond Fund (continued)
Credit default swap agreements - purchase protection [2] (continued)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019	$	400	$(3)	$(5)	$2
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		330	(2)	(5)	3
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		3,030	(22)	—	(22)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		280	(2)	(2)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		70	—	—	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		200	(1)	(1)	—
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		230	(2)	(1)	(1)
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		460	(5)	(2)	(3)
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		30	—	—	—
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		180	(1)	(1)	—

					$	16,160	$(131)	$(81)	$(50)

Credit default swap agreements - sell protection [3]
BOA	CDX.NA.IG.16	N/A	1.00%	06/20/2016	$	(425)	$2	$1	$1
CSI	CMBX.NA.AAA.6	N/A	0.50%	05/11/2063		(200)	(5)	(5)	—
CSI	CMBX.NA.AAA.6	N/A	0.50%	05/11/2063		(200)	(5)	(5)	—
BCL	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(400)	(14)	(15)	1
BCL	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(400)	(14)	(15)	1
BCL	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(200)	(7)	(7)	—
BCL	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(600)	(21)	(22)	1
BCL	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(200)	(7)	(7)	—
BCL	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(200)	(7)	(7)	—
BCL	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(600)	(21)	(22)	1
BCL	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(200)	(7)	(7)	—
BCL	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(300)	(11)	(10)	(1)
BCL	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(1,500)	(54)	(42)	(12)
CSI	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(200)	(7)	(8)	1
CSI	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(400)	(14)	(15)	1
CSI	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(400)	(15)	(16)	1
CSI	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(400)	(15)	(16)	1
CSI	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(200)	(7)	(8)	1
CSI	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(200)	(7)	(7)	—
CSI	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(400)	(14)	(14)	—
CSI	CMBX.NA.AAA.7	N/A	0.50%	01/17/2047		(400)	(14)	(15)	1
BCL	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057		(300)	(14)	(13)	(1)
BCL	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057		(800)	(39)	(34)	(5)
BCL	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057		(700)	(34)	(29)	(5)
BCL	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057		(900)	(43)	(36)	(7)
BCL	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057		(1,700)	(83)	(69)	(14)
CSI	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057		(600)	(28)	(30)	2
CSI	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057		(300)	(14)	(15)	1
CSI	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057		(1,400)	(66)	(69)	3
CSI	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057		(600)	(29)	(24)	(5)
CSI	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057		(1,800)	(86)	(81)	(5)
MSC	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057		(200)	(10)	(10)	—
MSC	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057		(1,300)	(63)	(57)	(6)
MSC	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057		(800)	(38)	(35)	(3)

					$	(19,425)	$(811)	$(764)	$(47)

JNL/Goldman Sachs Emerging Markets Debt Fund
Credit default swap agreements - purchase protection [2]
BBP	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019	$	270	$(2)	$(1)	$(1)
BBP	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		540	(5)	(2)	(3)
BBP	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		170	(1)	(1)	—
CGM	People’s Republic of China, 4.75%, 10/28/2027	N/A	1.00%	12/20/2020		630	3	3	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		560	(5)	(5)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		560	(5)	(5)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		1,320	(11)	(3)	(8)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		130	(2)	(1)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		850	(7)	(1)	(6)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		1,120	(10)	(3)	(7)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		800	(7)	(3)	(4)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		350	(3)	(1)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		750	(6)	(4)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		230	(2)	(1)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		810	(7)	(5)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		420	(4)	(3)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		660	(6)	(5)	(1)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Credit Default Swap Agreements

Over the Counter Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread [4]	Fixed Received / Pay Rate [7]	Expiration Date	Notional Amount [1,6]		Value[5]	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/Goldman Sachs Emerging Markets Debt Fund (continued)
Credit default swap agreements - purchase protection [2] (continued)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019	$	560	$(5)	$(4)	$(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		340	(3)	(2)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		560	(4)	(4)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		660	(5)	(3)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		1,240	(10)	(7)	(3)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		140	(1)	(1)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		1,130	(8)	(7)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		150	(1)	(1)	—
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		520	(4)	(5)	1
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		410	(3)	(4)	1
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		620	(5)	(8)	3
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		750	(6)	(12)	6
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		3,770	(29)	—	(29)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		220	(2)	(1)	(1)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		1,040	(8)	(3)	(5)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		920	(7)	(5)	(2)
CIT	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	06/20/2019		230	(1)	(1)	—
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		490	(4)	(2)	(2)
JPM	People’s Republic of China, 4.25%, 10/28/2014	N/A	1.00%	03/20/2019		510	(5)	(2)	(3)
JPM	People’s Republic of China, 4.75%, 10/28/2027	N/A	1.00%	12/20/2019		3,520	(17)	(32)	15

					$	27,950	$(208)	$(145)	$(63)

JNL Multi-Manager Alternative Fund
Credit default swap agreements - purchase protection [2]
CSI	INEOS Group Holdings SA, 6.50%, 08/15/2018	N/A	5.00%	12/20/2020	$	233	$(2)	$(6)	$4
CSI	INEOS Group Holdings SA, 6.50%, 08/15/2018	N/A	5.00%	12/20/2020		93	(1)	(2)	1
CSI	INEOS Group Holdings SA, 6.50%, 08/15/2018	N/A	5.00%	12/20/2020		36	(1)	(1)	—
CGM	Jaguar Land Rover Automotive Plc, 5.00%, 02/15/2022	N/A	5.00%	12/20/2020		299	(36)	(26)	(10)
CGM	Jaguar Land Rover Automotive Plc, 5.00%, 02/15/2022	N/A	5.00%	12/20/2020		74	(9)	(8)	(1)
CSI	Jaguar Land Rover Automotive Plc, 5.00%, 02/15/2022	N/A	5.00%	12/20/2020		90	(10)	(8)	(2)
CSI	Jaguar Land Rover Automotive Plc, 5.00%, 02/15/2022	N/A	5.00%	12/20/2020		60	(7)	(5)	(2)
GSC	Jaguar Land Rover Automotive Plc, 5.00%, 02/15/2022	N/A	5.00%	12/20/2020		75	(9)	(7)	(2)
CGM	Schaeffler Finance, 3.25%, 05/15/2019	N/A	5.00%	12/20/2020		176	(30)	(30)	—
CSI	Schaeffler Finance, 3.25%, 05/15/2019	N/A	5.00%	12/20/2020		177	(30)	(29)	(1)
CGM	Vodafone Group Plc, 5.00%, 06/04/2018	N/A	1.00%	06/20/2020		337	(3)	(3)	—
CGM	Vodafone Group Plc, 5.00%, 06/04/2018	N/A	1.00%	06/20/2020		326	(2)	(1)	(1)

					$	1,976	$(140)	$(126)	$(14)

Credit default swap agreements - sell protection [3]
CGM	JC Penney Corp. Inc. 6.38%, 10/15/2036	9.37%	5.00%	06/20/2020	$	(248)	$(36)	$(13)	$(23)
CSI	JC Penney Corp. Inc. 6.38%, 10/15/2036	9.37%	5.00%	06/20/2020		(57)	(9)	(3)	(6)

					$	(305)	$(45)	$(16)	$(29)

JNL/PIMCO Real Return Fund
Credit default swap agreements - purchase protection [2]
CIT	GATX Financial Corp., 5.80%, 03/01/2016	N/A	1.07%	03/20/2016	$	1,000	$(2)	$—	$(2)

Credit default swap agreements - sell protection [3]
BNP	Freeport-McMoRan Inc. Copper & Gold, 3.55%, 03/01/2022	12.72%	1.00%	09/20/2020	$	(100)	$(36)	$(17)	$(19)
CGM	Freeport-McMoRan Inc. Copper & Gold, 3.55%, 03/01/2022	12.72%	1.00%	09/20/2020		(4,100)	(1,471)	(685)	(786)
BBP	Gazprom OAO, 8.63%, 04/28/2034	2.33%	1.00%	03/20/2016		(1,100)	(3)	(82)	79
JPM	Gazprom OAO, 8.63%, 04/28/2034	2.33%	1.00%	03/20/2016		(2,800)	(7)	(214)	207
JPM	Gazprom OAO, 8.63%, 04/28/2034	2.33%	1.00%	03/20/2016		(900)	(3)	(71)	68
DUB	Italy Government International Bond, 6.88%, 09/27/2023	0.66%	1.00%	03/20/2019		(1,600)	18	(28)	46
BBP	Republic of Indonesia, 6.88%, 03/09/2017	1.87%	1.00%	12/20/2019		(3,000)	(97)	(94)	(3)
BOA	Republic of Indonesia, 6.88%, 03/09/2017	1.87%	1.00%	12/20/2019		(2,900)	(93)	(68)	(25)
JPM	Republic of Indonesia, 6.88%, 03/09/2017	1.87%	1.00%	12/20/2019		(2,200)	(72)	(52)	(20)
BOA	Volkswagen International Finance, 5.38%, 05/22/2018	1.17%	1.00%	12/20/2016		(2,891)	(4)	(20)	16

					$	(21,591)	$(1,768)	$(1,331)	$(437)

JNL/PIMCO Total Return Bond Fund
Credit default swap agreements - sell protection [3]
DUB	Berkshire Hathaway Inc., 1.90%, 01/31/2017	0.17%	1.00%	09/20/2016	$	(2,000)	$12	$31	$(19)
CGM	BorgWarner Inc., 8.00%, 10/01/2019	1.18%	1.00%	12/20/2020		(5,500)	(46)	(121)	75
GSI	CDX.NA.IG.9 30-100%	N/A	0.55%	12/20/2017		(1,447)	14	—	14
BOA	Citigroup Inc., 6.13%, 05/15/2018	0.25%	1.00%	09/20/2016		(2,400)	14	29	(15)
DUB	Export-Import Bank China, 4.88%, 07/21/2015	0.51%	1.00%	06/20/2017		(200)	1	(9)	10
CIT	Federative Republic of Brazil, 12.25%, 03/06/2030	1.12%	1.00%	03/20/2016		(15,500)	1	(37)	38
CIT	Federative Republic of Brazil, 12.25%, 03/06/2030	1.39%	1.00%	06/20/2016		(4,900)	(7)	(2)	(5)
DUB	Federative Republic of Brazil, 12.25%, 03/06/2030	1.12%	1.00%	03/20/2016		(9,100)	—	(22)	22

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Credit Default Swap Agreements

Over the Counter Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread [4]	Fixed Received/ Pay Rate [7]	Expiration Date	Notional Amount [1,6]		Value[5]	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JNL/PIMCO Total Return Bond Fund (continued)
Credit default swap agreements - sell protection [3] (continued)
DUB	Federative Republic of Brazil, 12.25%, 03/06/2030	1.39%	1.00%	06/20/2016	$	(4,000)	$(6)	$(4)	$(2)
JPM	Federative Republic of Brazil, 12.25%, 03/06/2030	1.77%	1.00%	09/20/2016		(1,500)	(8)	(7)	(1)
MLP	Federative Republic of Brazil, 12.25%, 03/06/2030	1.26%	1.95%	04/20/2016		(100)	1	—	1
CSI	Goldman Sachs Group Inc., 5.95%, 01/18/2018	0.85%	1.00%	12/20/2020		(2,600)	20	(10)	30
JPM	Goldman Sachs Group Inc., 5.95%, 01/18/2018	0.39%	1.00%	06/20/2017		(1,000)	9	15	(6)
JPM	Goldman Sachs Group Inc., 5.95%, 01/18/2018	0.85%	1.00%	12/20/2020		(1,900)	15	(8)	23
CGM	Metlife Inc., 4.75%, 02/08/2021	0.87%	1.00%	12/20/2020		(16,100)	101	21	80
BCL	Morgan Stanley, 3.75%, 02/25/2023	0.85%	1.00%	12/20/2020		(5,000)	38	(12)	50
BBP	Petrobras International Finance Co., 8.38%, 12/10/2018	9.96%	1.00%	12/20/2019		(4,200)	(1,156)	(524)	(632)
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	9.96%	1.00%	12/20/2019		(5,200)	(1,431)	(564)	(867)
DUB	Petrobras International Finance Co., 8.38%, 12/10/2018	9.98%	1.00%	03/20/2020		(1,400)	(404)	(254)	(150)
JPM	Petrobras International Finance Co., 8.38%, 12/10/2018	9.96%	1.00%	12/20/2019		(800)	(220)	(90)	(130)
MSC	Petrobras International Finance Co., 8.38%, 12/10/2018	9.96%	1.00%	12/20/2019		(2,100)	(578)	(194)	(384)
BOA	Sprint Communications, 8.38%, 08/15/2017	10.05%	5.00%	12/20/2019		(500)	(74)	26	(100)
CGM	Sprint Communications, 8.38%, 08/15/2017	10.05%	5.00%	12/20/2019		(200)	(30)	10	(40)
BCL	Tesco Plc, 6.00%, 12/14/2049	2.89%	1.00%	12/20/2020		(5,434)	(468)	(488)	20
CSI	Tesco Plc, 6.00%, 12/14/2049	2.89%	1.00%	12/20/2020		(2,173)	(188)	(208)	20
BBP	United Mexican States, 5.95%, 03/19/2019	1.05%	1.00%	03/20/2018		(14,000)	(11)	34	(45)
BCL	United Mexican States, 5.95%, 03/19/2019	1.69%	1.00%	12/20/2020		(16,900)	(536)	(607)	71
BNP	United Mexican States, 5.95%, 03/19/2019	0.93%	1.00%	09/20/2017		(400)	—	(9)	9
BOA	United Mexican States, 5.95%, 03/19/2019	1.40%	1.00%	09/20/2019		(1,900)	(27)	13	(40)
CGM	United Mexican States, 5.95%, 03/19/2019	1.45%	1.00%	12/20/2019		(6,900)	(115)	41	(156)
CGM	United Mexican States, 5.95%, 03/19/2019	1.64%	1.00%	09/20/2020		(5,200)	(146)	(135)	(11)
CGM	United Mexican States, 5.95%, 03/19/2019	1.69%	1.00%	12/20/2020		(20,600)	(655)	(877)	222
DUB	United Mexican States, 5.95%, 03/19/2019	0.93%	1.00%	09/20/2017		(3,200)	5	(43)	48
DUB	United Mexican States, 5.95%, 03/19/2019	1.69%	1.00%	12/20/2020		(11,700)	(372)	(501)	129
JPM	United Mexican States, 5.95%, 03/19/2019	1.64%	1.00%	09/20/2020		(14,400)	(404)	(396)	(8)
MSC	United Mexican States, 5.95%, 03/19/2019	0.93%	1.00%	09/20/2017		(2,600)	4	(36)	40
JPM	United Mexican States, 7.50%, 04/08/2033	0.48%	0.92%	03/20/2016		(500)	2	—	2
JPM	United Mexican States, 7.50%, 04/08/2033	0.58%	1.00%	09/20/2016		(900)	3	5	(2)
CSI	Verizon Communications, 5.50%, 04/01/2017	0.43%	1.00%	09/20/2018		(500)	8	13	(5)
BNP	Volkswagen International Finance, 5.38%, 05/22/2018	1.31%	1.00%	12/20/2017		(4,782)	(28)	(86)	58
BOA	Volkswagen International Finance, 5.38%, 05/22/2018	1.17%	1.00%	12/20/2016		(4,456)	(6)	(30)	24
JPM	Volkswagen International Finance, 5.38%, 05/22/2018	1.31%	1.00%	12/20/2017		(5,977)	(35)	(106)	71
MSC	Volkswagen International Finance, 5.38%, 05/22/2018	1.17%	1.00%	12/20/2016		(1,847)	(3)	(17)	14

					$	(212,016)	$(6,706)	$(5,159)	$(1,547)

Centrally Cleared Credit Default Swap Agreements

Counterparty	Reference Obligation	Fixed Received/ Pay Rate [7]	Expiration Date	Notional Amount [1,6]		Value[5]	Unrealized Appreciation/ (Depreciation)
JNL/AB Dynamic Asset Allocation Fund
Credit default swap agreements - sell protection [3]
N/A	CDX.NA.HY.24	5.00%	06/20/2020	$	(150)	$6	$(2)
N/A	CDX.NA.HY.24	5.00%	06/20/2020		(344)	13	1
N/A	CDX.NA.HY.25	5.00%	12/20/2020		(130)	1	(2)
N/A	CDX.NA.HY.25	5.00%	12/20/2020		(340)	4	(2)

				$	(964)	$24	$(5)

JNL/BlackRock Global Allocation Fund
Credit default swap agreements - purchase protection [2]
N/A	CDX.NA.HY.25	5.00%	12/20/2020	$	14,606	$(164)	$(183)

Credit default swap agreements - sell protection [3]
N/A	CDX.NA.HY.25	5.00%	12/20/2020	$	(550)	$6	$(4)
N/A	CDX.NA.IG.25	1.00%	12/20/2020		(22,858)	124	(63)
N/A	iTraxx Europe Series 24	5.00%	12/20/2020		(10,668)	875	166

				$	(34,076)	$1,005	$99

JNL/Goldman Sachs Core Plus Bond Fund
Credit default swap agreements - purchase protection [2]
N/A	CDX.NA.HY.25	5.00%	12/20/2020	$	22,650	$(272)	$(394)

Credit default swap agreements - sell protection [3]
N/A	CDX.NA.IG.25	1.00%	12/20/2020	$	(52,425)	$286	$126

JNL Multi-Manager Alternative Fund
Credit default swap agreements - sell protection [3]
N/A	CDX.NA.IG.24	1.00%	06/20/2020	$	(6,687)	$42	$(25)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Credit Default Swap Agreements

Centrally Cleared Credit Default Swap Agreements

Counterparty	Reference Obligation	Fixed Received/ Pay Rate [7]	Expiration Date	Notional Amount [1,6]		Value[5]	Unrealized Appreciation/ (Depreciation)
JNL Multi-Manager Alternative Fund (continued)
Credit default swap agreements - sell protection [3] (continued)
N/A	CDX.NA.HY.24	5.00%	06/20/2020	$	(3,472)	$128	$(7)
N/A	iTraxx Europe Series 24	5.00%	12/20/2020		(2,391)	196	(36)
N/A	CDX.NA.IG.25	1.00%	12/20/2020		(2,773)	15	(7)
N/A	CDX.NA.HY.25	5.00%	12/20/2020		(4,570)	51	(45)

				$	(19,893)	$432	$(120)

JNL/Neuberger Berman Strategic Income Fund
Credit default swap agreements - sell protection [3]
N/A	CDX.NA.HY.22	5.00%	06/20/2019	$	(14,304)	$722	$(250)
N/A	CDX.NA.HY.23	5.00%	12/20/2019		(14,550)	773	(37)

				$	(28,854)	$1,495	$(287)

Credit default swap agreements - sell protection [3]
N/A	CDX.NA.HY.24	5.00%	06/20/2020	$	(1,683)	$63	$(16)
N/A	CDX.NA.HY.25	5.00%	12/20/2020		(9,100)	109	10

				$	(10,783)	$172	$(6)

JNL/PIMCO Total Return Bond Fund
Credit default swap agreements - purchase protection [2]
N/A	CDX.NA.IG.25	1.00%	12/20/2020	$	39,300	$(214)	$134

Credit default swap agreements - sell protection [3]
N/A	CDX.NA.HY.24	5.00%	06/20/2020	$	(42,867)	$1,604	$(570)
N/A	CDX.NA.HY.25	5.00%	12/20/2020		(24,400)	293	31

				$	(67,267)	$1,897	$(539)

JNL/Scout Unconstrained Bond Fund
Credit default swap agreements - sell protection [3]
N/A	CDX.NA.HY.24	5.00%	12/20/2020	$	(17,880)	$215	$291
N/A	CDX.NA.IG.25	1.00%	12/20/2020		(38,010)	208	109

				$	(55,890)	$423	$400

Schedule of Over the Counter Contracts for Difference

Counterparty	Reference Entity	Financing Fee	Expiration	Contracts Short	Notional Amount[1]		Unrealized Appreciation/ (Depreciation)
JNL/Boston Partners Global Long Short Equity Fund
GSI	Aberdeen Asset Management	1-Month LIBOR -0.40%	TBD	(635)	GBP	1,848	$12
GSI	Autoliv Inc.	Federal Funds Effective Rate -2.12%	TBD	(23)		2,847	(17)
GSI	Banco Bilbao Vizcaya Argentina	1-Month Euribor -0.40%	TBD	(261)	EUR	1,803	50
GSI	Bemis Company Inc.	Federal Funds Effective Rate -0.25%	TBD	(52)		2,375	36
GSI	Cogent Communications	Federal Funds Effective Rate -0.25%	TBD	(64)		2,138	(77)
GSI	Coloplast A/S	Danish Krone LIBOR -0.40%	TBD	(30)	DKK	16,058	(59)
GSI	Eclat Textile Co.	Federal Funds Effective Rate -3.75%	TBD	(124)		1,612	(102)
GSI	Edenred SA	Euro Overnight Index Average -0.40%	TBD	(143)	EUR	2,415	(92)
GSI	Elekta AB – Class B	Stockholm Interbank Offered Rate -2.25%	TBD	(331)	SEK	24,195	35
GSI	First Financial Bank	Federal Funds Effective Rate -2.17%	TBD	(99)		3,090	91
GSI	Fugro NV	Euro Overnight Index Average -0.75%	TBD	(141)	EUR	2,300	184
GSI	Gogo Inc.	Federal Funds Effective Rate -8.04%	TBD	(77)		1,353	(26)
GSI	IMI Plc	1-Month GBP LIBOR -0.40%	TBD	(85)	GBP	742	19
GSI	McDonald’s Holdings Co. Japan	British Bankers’ Association Yen LIBOR -5.50%	TBD	(124)	JPY	366,160	303
GSI	Mega Financial Holding Co.	Federal Funds Effective Rate -0.50%	TBD	(4,623)		2,978	(13)
GSI	Oversea-Chinese Banking Corp.	Singapore Swap Offer Rate -0.50%	TBD	(565)	SGD	4,851	(87)
GSI	Pearson Plc	1-Month GBP LIBOR -0.40%	TBD	(81)	GBP	576	(29)
GSI	Prada SpA	1-Month Hong Kong Interbank Offered Rate -4.00%	TBD	(632)	HKD	16,583	171
GSI	PZ Cussons Plc	1-Month GBP LIBOR -0.50%	TBD	(466)	GBP	1,269	(86)
GSI	Remy Cointreau SA	Euro Overnight Index Average -0.40%	TBD	(23)	EUR	1,456	(60)
GSI	Sembcorp Industries Ltd.	Singapore Swap Offer Rate -0.50%	TBD	(994)	SGD	2,987	(31)
GSI	Sembcorp Marine Ltd.	Singapore Swap Offer Rate -15.00%	TBD	(2,190)	SGD	3,644	(147)
GSI	SGS SA	Overnight Swiss Franc LIBOR -0.40%	TBD	(1)	CHF	2,430	(51)
GSI	Sun Art Retail Group Ltd.	1-Month Hong Kong Interbank Offered Rate -2.25%	TBD	(2,413)	HKD	13,620	(65)
GSI	Tod’s SpA	Euro Overnight Index Average -6.62%	TBD	(27)	EUR	2,041	30
GSI	Transocean Ltd.	Federal Funds Effective Rate -6.85%	TBD	(189)		2,314	(21)
GSI	Ubiquiti Networks Inc.	Federal Funds Effective Rate -13.05%	TBD	(73)		2,391	70
GSI	Vale SA	Federal Funds Effective Rate -8.25%	TBD	(317)		1,052	7
GSI	Wayfair Inc. – Class A	Federal Funds Effective Rate -19.39%	TBD	(50)		2,439	65
GSI	World Wrestling Entertainment, Inc.	Federal Funds Effective Rate -7.22%	TBD	(132)		2,222	(142)
GSI	Zoomlion Heavy Industry Sci & Tech Co.	1-Month Hong Kong Interbank Offered Rate -7.77%	TBD	(2,229)	HKD	6,669	27

							$(5)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Reference Entity	Rate Paid/Received by Fund	Expiration Date	Notional Amount[1]		Unrealized Appreciation/ (Depreciation)
JNL/AB Dynamic Asset Allocation Fund
Total return swap agreements – receiving return
CGM	Russell 2000 Total Return Index	3-Month LIBOR - 0.62%	10/17/2016	$	1,031	$(23)
GSC	MSCI Net Total Return Index Series	3-Month LIBOR - 0.25%	10/17/2016		1,084	(86)

						$(109)

JNL/AQR Managed Futures Strategy Fund
Total return swap agreements – receiving return
CGM	Cotton No. 2 Future	N/A	03/22/2016	$	1,290	$(24)
MSC	KOSPI 200 Future	N/A	03/11/2016	KRW	12,862,410	104
MSC	SGX FTSE China A50 Index Future	N/A	01/28/2016		2,557	(45)

						$35

Total return swap agreements – paying return
BOA	Bovespa Index Future	N/A	02/18/2016	BRL	(20,447)	$235
BOA	Hang Seng China Enterprises Index Future	N/A	01/29/2016	HKD	(80,754)	214
BOA	Swiss Market Index Future	N/A	03/18/2016	CHF	(7,051)	(208)
CGM	CBT Wheat Future	N/A	03/16/2016		(2,409)	35
CGM	Soybean Future	N/A	03/16/2016		(6,112)	105
CGM	Soybean Meal Future	N/A	03/16/2016		(9,778)	433
MLP	Live Cattle Future	N/A	03/15/2016		(9,977)	(201)
MSC	MSCI Taiwan Index Future	N/A	01/28/2016		(8,949)	60
MSC	SGX CNX Nifty Index Future	N/A	01/28/2016		(635)	(1)
MSC	TAIEX Future	N/A	01/20/2016	TWD	(35,209)	(36)

						$636

JNL/BlackRock Global Allocation Fund
Total return swap agreements – receiving return
BNP	Euro STOXX 50 Index Dividend Future	N/A	12/15/2017	EUR	1,633	$(72)
BNP	Euro STOXX 50 Index Dividend Future	N/A	12/15/2017	EUR	1,637	(88)
BNP	Euro STOXX 50 Index Dividend Future	N/A	12/21/2018	EUR	794	(42)
BNP	Euro STOXX 50 Index Dividend Future	N/A	12/21/2018	EUR	881	(56)
BNP	Euro STOXX 50 Index Dividend Future	N/A	12/21/2018	EUR	1,623	(110)
BNP	SGX Nikkei Stock Average Dividend Point Index Future	N/A	03/31/2016	JPY	117,920	214
BNP	SGX Nikkei Stock Average Dividend Point Index Future	N/A	03/31/2016	JPY	123,845	246
BNP	SGX Nikkei Stock Average Dividend Point Index Future	N/A	03/31/2017	JPY	119,070	294
BNP	SGX Nikkei Stock Average Dividend Point Index Future	N/A	03/31/2017	JPY	125,325	332
CSI	Siloam International Hospitals Tbk PT	1-Month LIBOR +0.75%	02/11/2016	IDR	7,398,473	7

						$725

JNL/DoubleLine Shiller Enhanced CAPE Fund
Total return swap agreements – receiving return
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/08/2016	$	200	$(1)
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/08/2016		4,600	(47)
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/08/2016		500	6
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/08/2016		300	(3)
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/08/2016		300	6
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/08/2016		400	5
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	02/19/2016		31,000	(341)
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/08/2016		40	—
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/08/2016		1,800	4
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	03/25/2016		45,000	105
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/08/2016		200	(2)
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/08/2016		200	(1)
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/22/2016		50,000	5,504
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/08/2016		200	—
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/22/2016		25,000	458
BCL	Shiller Barclays CAPE US Sector Index	Fixed rate of 0.47%	01/08/2016		300	(2)

						$5,691

JNL Multi-Manager Alternative Fund
Total return swap agreements – receiving return
Convertible Bonds
DUB	AAR Corp., 2.25%, 03/01/16	Federal Funds Effective Rate +1.00%	03/01/2016	$	932	$(39)
DUB	Ablynx NV, 3.25%, 05/27/20	1-Month Euribor +0.50%	09/22/2016	EUR	241	40
DUB	Acciona SA, 3.00%, 01/30/19	1-Month Euribor +1.00%	06/03/2016	EUR	506	50
DUB	Aceto Corp., 2.00%, 11/01/20	Federal Funds Effective Rate +1.00%	05/03/2016		114	(1)
DUB	Aegean Marine Petroleum Network Inc., 4.00%, 01/11/18	Federal Funds Effective Rate +1.00%	05/03/2016		773	(178)
DUB	Alere Inc., 3.00%, 05/15/16	Federal Funds Effective Rate +1.00%	05/15/2016		435	(14)
DUB	Allscripts Healthcare Solutions Inc., 1.25%, 07/01/20	Federal Funds Effective Rate +1.00%	05/03/2016		444	(3)
DUB	Alon USA Energy Inc., 3.00%, 09/15/18	Federal Funds Effective Rate +1.00%	05/03/2016		991	(80)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Reference Entity	Rate Paid/Received by Fund	Expiration Date	Notional Amount[1]		Unrealized Appreciation/ (Depreciation)
JNL Multi-Manager Alternative Fund (continued)
Total return swap agreements – receiving return (continued)
Convertible Bonds (continued)
DUB	Altra Holdings Inc., 2.75%, 03/01/31	Federal Funds Effective Rate +1.00%	05/03/2016	$	587	$(44)
DUB	American Residential Properties OP LP, 3.25%, 11/15/18	Federal Funds Effective Rate +1.00%	05/03/2016		752	(13)
DUB	AmTrust Financial Services Inc., 2.75%, 12/15/44	Federal Funds Effective Rate +1.00%	05/03/2016		827	(10)
DUB	ANI Pharmaceuticals Inc., 3.00%, 12/01/19	Federal Funds Effective Rate +1.00%	05/03/2016		634	(21)
DUB	Apollo Commercial Real Estate Finance Inc., 5.50%, 03/15/19	Federal Funds Effective Rate +1.00%	05/03/2016		283	(3)
DUB	Ascent Capital Group Inc., 4.00%, 07/15/20	Federal Funds Effective Rate +1.00%	05/03/2016		782	(148)
DUB	Atlas Air Worldwide Holdings Inc., 2.25%, 06/01/22	Federal Funds Effective Rate +1.00%	05/03/2016		254	(13)
DUB	Blucora Inc., 4.25%, 04/01/19	Federal Funds Effective Rate +1.00%	05/03/2016		696	(94)
DUB	Bottomline Technologies Inc., 1.50%, 12/01/17	Federal Funds Effective Rate +1.00%	05/03/2016		538	8
DUB	BroadSoft Inc., 1.50%, 07/01/18	Federal Funds Effective Rate +1.00%	05/03/2016		84	5
DUB	Carriage Services Inc., 2.75%, 03/15/21	Federal Funds Effective Rate +1.00%	05/03/2016		976	(28)
DUB	Chesapeake Energy Corp., 2.25%, 12/15/38	Federal Funds Effective Rate +1.00%	05/03/2016		177	(51)
DUB	Chesapeake Energy Corp., 2.50%, 05/15/37	Federal Funds Effective Rate +1.00%	05/03/2016		321	(135)
DUB	Clovis Oncology Inc., 2.50%, 09/15/21	Federal Funds Effective Rate +1.00%	05/03/2016		594	26
DUB	Cobalt International Energy Inc., 3.13%, 05/15/24	Federal Funds Effective Rate +1.00%	05/03/2016		246	(58)
DUB	Cowen Group Inc., 3.00%, 03/15/19	Federal Funds Effective Rate +1.00%	05/03/2016		751	(95)
DUB	Dycom Industries Inc., 0.75%, 09/15/21	Federal Funds Effective Rate +1.00%	05/03/2016		321	(19)
DUB	Encore Capital Group Inc., 2.88%, 03/15/21	Federal Funds Effective Rate +1.00%	05/03/2016		785	(156)
DUB	Exelixis Inc., 4.25%, 08/15/19	Federal Funds Effective Rate +1.00%	05/03/2016		1,071	36
DUB	Forest City Enterprises Inc., 3.63%, 08/15/20	Federal Funds Effective Rate +1.00%	05/03/2016		856	(48)
DUB	GPT Property Trust LP, 3.75%, 03/15/19	Federal Funds Effective Rate +1.00%	05/03/2016		869	(33)
DUB	Green Plains Inc., 3.25%, 10/01/18	Federal Funds Effective Rate +1.00%	05/03/2016		1,060	(210)
DUB	Griffion Corp., 3.25%, 10/01/18	Federal Funds Effective Rate +1.00%	05/03/2016		51	—
DUB	Hologic Inc., 0.00%, 12/15/43	Federal Funds Effective Rate +1.00%	05/03/2016		1,086	15
DUB	IAS Operating Partnership LP, 5.00%, 03/15/18	Federal Funds Effective Rate +1.00%	05/03/2016		427	(9)
DUB	Iconix Brand Group Inc., 1.50%, 03/15/18	Federal Funds Effective Rate +1.00%	05/03/2016		208	(56)
DUB	Iconix Brand Group Inc., 2.50%, 06/01/16	Federal Funds Effective Rate +1.00%	05/03/2016		144	(2)
DUB	Integrated Device Technology Inc., 0.88%, 11/15/22	Federal Funds Effective Rate +1.00%	05/03/2016		14	—
DUB	Intel Corp., 2.95%, 12/15/35	Federal Funds Effective Rate +1.00%	05/03/2016		514	9
DUB	JAKKS Pacific Inc., 4.88%, 06/01/20	Federal Funds Effective Rate +1.00%	05/03/2016		138	(12)
DUB	LGI Homes Inc., 4.25%, 11/15/19	Federal Funds Effective Rate -0.30%	05/03/2016		632	82
DUB	Liberty Media Corp., 1.38%, 10/15/23	Federal Funds Effective Rate +1.00%	05/03/2016		282	(16)
DUB	Mercadolibre Inc., 2.25%, 07/01/19	Federal Funds Effective Rate +1.00%	05/03/2016		539	20
DUB	MGIC Investment Corp., 9.00%, 04/01/63	Federal Funds Effective Rate -0.30%	05/03/2016		822	(83)
DUB	Molina Healthcare Inc., 1.63%, 08/15/44	Federal Funds Effective Rate +1.00%	05/03/2016		575	(8)
DUB	Navistar International Corp., 4.50%, 10/15/18	Federal Funds Effective Rate +1.00%	05/03/2016		7	—
DUB	Navistar International Corp., 4.75%, 04/15/19	Federal Funds Effective Rate +1.00%	05/03/2016		292	(109)
DUB	NetSuite Inc., 0.25%, 06/01/18	Federal Funds Effective Rate +1.00%	05/03/2016		854	(55)
DUB	Nuance Communications Inc., 2.75%, 11/01/31	Federal Funds Effective Rate +1.00%	05/03/2016		571	(12)
DUB	NXP Semiconductors NV, 1.00%, 12/01/19	Federal Funds Effective Rate +1.00%	05/03/2016		925	(16)
DUB	PDL BioPharma Inc., 4.00%, 02/01/18	Federal Funds Effective Rate +1.00%	05/03/2016		607	(99)
DUB	Photronics Inc., 3.25%, 04/01/16	Federal Funds Effective Rate +1.00%	05/03/2016		517	82
DUB	Photronics Inc., 3.25%, 04/01/19	Federal Funds Effective Rate +1.00%	05/03/2016		539	108
DUB	PRA Group Inc., 3.00%, 08/01/20	Federal Funds Effective Rate +1.00%	05/03/2016		766	(113)
DUB	PTC Therapeutics Inc., 3.00%, 08/15/22	Federal Funds Effective Rate +1.00%	05/03/2016		197	—
DUB	Quidel Corp., 3.25%, 12/15/20	Federal Funds Effective Rate +1.00%	05/03/2016		831	(51)
DUB	Redwood Trust Inc., 4.63%, 04/15/18	Federal Funds Effective Rate +1.00%	05/03/2016		196	(9)
DUB	Redwood Trust Inc., 5.63%, 11/15/19	Federal Funds Effective Rate +1.00%	05/03/2016		383	(5)
DUB	Renewable Energy Group Inc., 2.75%, 06/15/19	Federal Funds Effective Rate +1.00%	05/03/2016		684	(88)
DUB	Restoration Hardware Holdings Inc., 0.00%, 06/15/19	Federal Funds Effective Rate +1.00%	05/03/2016		286	(25)
DUB	Restoration Hardware Holdings Inc., 0.00%, 07/15/20	Federal Funds Effective Rate +1.00%	05/03/2016		397	(25)
DUB	Sequenom Inc., 5.00%, 11/01/18	Federal Funds Effective Rate +1.00%	05/03/2016		315	(54)
DUB	SolarCity Corp., 1.63%, 11/01/19	Federal Funds Effective Rate +1.00%	05/03/2016		337	26
DUB	SolarCity Corp., 2.75%, 11/01/18	Federal Funds Effective Rate +1.00%	05/03/2016		473	37
DUB	Solazyme Inc., 5.00%, 10/01/19	Federal Funds Effective Rate +1.00%	05/03/2016		679	(121)
DUB	Spirit Realty Capital Inc., 2.88%, 05/15/19	Federal Funds Effective Rate +1.00%	05/03/2016		609	(22)
DUB	Starwood Property Trust Inc., 3.00%, 07/01/19	Federal Funds Effective Rate +1.00%	05/03/2016		950	(47)
DUB	Starwood Property Trust Inc., 3.75%, 10/15/17	Federal Funds Effective Rate +1.00%	05/03/2016		1,092	(52)
DUB	Starwood Property Trust Inc., 4.55%, 03/01/18	Federal Funds Effective Rate +1.00%	05/03/2016		179	1
DUB	SunEdison Inc., 0.25%, 01/15/20	Federal Funds Effective Rate +1.00%	05/03/2016		1,069	(593)
DUB	SunEdison Inc., 2.00%, 01/10/18	Federal Funds Effective Rate +1.00%	05/03/2016		147	2
DUB	SunEdison Inc., 2.75%, 11/01/21	Federal Funds Effective Rate +1.00%	05/03/2016		566	18
DUB	Theravance Inc., 2.13%, 01/15/23	Federal Funds Effective Rate +1.00%	05/03/2016		568	(81)
DUB	TiVo Inc., 4.00%, 03/15/16	Federal Funds Effective Rate +1.00%	03/15/2016		670	(11)
DUB	Trinity Industries Inc., 3.88%, 06/01/36	Federal Funds Effective Rate +1.00%	05/03/2016		2,644	(213)
DUB	Uni Charm Corp., 0.00%, 09/25/20	1 -Month Japanese Yen +0.50%	12/05/2016	JPY	47,600	6

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Reference Entity	Rate Paid/Received by Fund	Expiration Date	Notional Amount[1]		Unrealized Appreciation/ (Depreciation)
JNL Multi-Manager Alternative Fund (continued)
Total return swap agreements – receiving return (continued)
Convertible Bonds (continued)
DUB	Vector Group Ltd., 1.75%, 04/15/20	Federal Funds Effective Rate +1.00%	05/03/2016		$1,044	$68
DUB	Violin Memory Inc., 4.25%, 10/01/19	Federal Funds Effective Rate +1.00%	05/03/2016		461	(161)
DUB	Wabash National Corp., 3.38%, 01/05/18	Federal Funds Effective Rate +1.00%	05/03/2016		495	6
DUB	WebMD Health Corp., 1.50%, 01/12/20	Federal Funds Effective Rate +1.00%	05/03/2016		528	5
DUB	Workday Inc., 0.75%, 07/15/18	Federal Funds Effective Rate +1.00%	05/03/2016		712	(54)
DUB	Wright Medical Group Inc., 2.00%, 02/15/20	Federal Funds Effective Rate +1.00%	05/03/2016		825	1
Common Stocks
DUB	Bank of Ireland	1-Month Euribor +0.50%	05/04/2016	EUR	89	3
DUB	Empire State Realty OP LP	Federal Funds Effective Rate +1.00%	05/03/2016		998	4
DUB	RAIT Financial Trust	Federal Funds Effective Rate +1.00%	05/03/2016		619	(43)
DUB	SRP Groupe SA	1-Month Euribor +1.00%	06/02/2016	EUR	15	2

						$(3,079)

Total return swap agreements – paying return
Convertible Bonds
DUB	Cobalt International Energy Inc., 2.63%, 12/01/19	Federal Funds Effective Rate -0.30%	12/01/2019		(46)	$10
Government Securities
DUB	United States Treasury Note, 2.25%, 11/15/25	Federal Funds Effective Rate -0.30%	11/15/2025		(219)	—
Common Stocks
DUB	Ablynx NV	1-Month Euribor -0.45%	09/22/2016	EUR	(134)	(41)
DUB	Acciona SA	1-Month Euribor -0.75%	06/03/2016	EUR	(370)	(52)
DUB	Aceto Corp.	Federal Funds Effective Rate -0.30%	05/03/2016		(253)	(11)
DUB	Aegean Marine Petroleum Network Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(186)	—
DUB	Alere Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(132)	5
DUB	Allscripts Healthcare Solutions Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(220)	(4)
DUB	Alon USA Energy Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(718)	99
DUB	Altra Industrial Motion Corp.	Federal Funds Effective Rate -0.30%	05/03/2016		(342)	15
DUB	American Residential Properties OP LP	Federal Funds Effective Rate -0.30%	05/03/2016		(222)	(10)
DUB	AmTrust Financial Services Inc.	Federal Funds Effective Rate -3.00%	05/03/2016		(531)	8
DUB	ANI Pharmaceuticals Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(298)	(21)
DUB	Apollo Commercial Real Estate Finance Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(24)	—
DUB	Atlas Air Worldwide Holdings Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(235)	10
DUB	Blucora Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(158)	36
DUB	Bottomline Technologies Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(270)	(20)
DUB	BroadSoft Inc.	Federal Funds Effective Rate -0.85%	05/03/2016		(320)	(25)
DUB	Bunge Ltd.	Federal Funds Effective Rate -0.30%	05/03/2016		(298)	60
DUB	Carriage Services Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(652)	(11)
DUB	Cenveo Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(42)	25
DUB	Chesapeake Energy Corp.	Federal Funds Effective Rate -15.15%	05/03/2016		(123)	34
DUB	Clovis Oncology Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(242)	(32)
DUB	Cobalt International Energy Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(91)	36
DUB	Cowen Group Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(442)	126
DUB	Dycom Industries Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(182)	29
DUB	Encore Capital Group Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(152)	34
DUB	Exelixis Inc.	Federal Funds Effective Rate -3.00%	05/03/2016		(1,198)	(241)
DUB	Forest City Enterprises Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(433)	20
DUB	Freeport-McMoRan Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(23)	2
DUB	Gramercy Property Trust	Federal Funds Effective Rate -0.30%	05/03/2016		(263)	(7)
DUB	Green Plains Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(409)	(30)
DUB	Griffion Corp.	Federal Funds Effective Rate -0.30%	05/03/2016		(38)	—
DUB	Harmonic Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(194)	3
DUB	Hologic Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(154)	(4)
DUB	Iconix Brand Group Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(43)	(1)
DUB	Integrated Device Technology Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(372)	(29)
DUB	Intel Corp.	Federal Funds Effective Rate -0.30%	05/03/2016		(271)	(8)
DUB	Ironwood Pharmaceuticals Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(264)	2
DUB	JAKKS Pacific Inc.	Federal Funds Effective Rate -4.50%	05/03/2016		(388)	9
DUB	LGI Homes Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(421)	(71)
DUB	Liberty Media Corp.	Federal Funds Effective Rate -0.30%	05/03/2016		(95)	5
DUB	Mercadolibre Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(288)	(8)
DUB	MGIC Investment Corp.	Federal Funds Effective Rate -0.30%	05/03/2016		(197)	45
DUB	Micron Technologies Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(94)	15
DUB	Molina Healthcare Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(354)	2
DUB	Navistar International Corp.	Federal Funds Effective Rate -2.00%	05/03/2016		(34)	14
DUB	NetSuite Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(260)	20
DUB	Nuance Communications Inc.	Federal Funds Effective Rate -0.30%	05/03/2016		(213)	13
DUB	NXP Semiconductors NV	Federal Funds Effective Rate -0.30%	05/03/2016		(399)	(18)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Reference Entity	Rate Paid/Received by Fund	Expiration Date	Notional Amount[1]			Unrealized Appreciation / (Depreciation)
JNL Multi-Manager Alternative Fund (continued)
Total return swap agreements – paying return (continued)
Common Stocks (continued)
DUB	PDL BioPharma Inc.	Federal Funds Effective Rate -2.50%	05/03/2016	$		(37)	$9
DUB	Photronics Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(890)	(139)
DUB	PRA Group Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(170)	45
DUB	PTC Therapeutics Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(90)	(4)
DUB	Quidel Corp.	Federal Funds Effective Rate -0.30%	05/03/2016			(237)	28
DUB	Redwood Trust Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(47)	(1)
DUB	Renewable Energy Group Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(450)	7
DUB	Restoration Hardware Holdings Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(267)	28
DUB	Sequenom Inc.	Federal Funds Effective Rate -4.00%	05/03/2016			(63)	19
DUB	SolarCity Corp.	Federal Funds Effective Rate -9.00%	05/03/2016			(477)	(117)
DUB	Solazyme Inc.	Federal Funds Effective Rate -44.00%	05/03/2016			(423)	93
DUB	Starwood Property Trust Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(107)	6
DUB	SunEdison Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(483)	(72)
DUB	Theravance Inc.	Federal Funds Effective Rate -8.25%	05/03/2016			(555)	171
DUB	TiVo Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(53)	2
DUB	Trinity Industries Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(1,367)	125
DUB	Uni Charm Corp.	1 -Month Japanese Yen -0.40%	12/05/2016		JPY	(23,859)	(6)
DUB	Universal Corp.	Federal Funds Effective Rate -0.30%	05/03/2016			(738)	(64)
DUB	Vector Group Ltd.	Federal Funds Effective Rate -0.37%	05/03/2016			(524)	(13)
DUB	Violin Memory Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(152)	94
DUB	Vitamin Shoppe Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(199)	(13)
DUB	Wabash National Corp.	Federal Funds Effective Rate -0.30%	05/03/2016			(293)	(3)
DUB	WebMD Health Corp.	Federal Funds Effective Rate -0.30%	05/03/2016			(264)	(21)
DUB	Workday Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(329)	(9)
DUB	Wright Medical Group Inc.	Federal Funds Effective Rate -0.30%	05/03/2016			(344)	1

							$199

JNL/Westchester Capital Event Driven Fund
Total return swap agreements – receiving return
BOA	BG Group Plc	3-Month LIBOR +0.45%	12/21/2016	$		213	$2
BOA	General Motors Co.	3-Month LIBOR +0.40%	06/16/2016			5,880	(252)
BOA	Health Net Inc.	3-Month LIBOR +0.40%	09/19/2016			1,568	73
BOA	Humana Inc.	3-Month LIBOR +0.40%	09/20/2016			3,649	(202)
BOA	*Pace Plc	3-Month LIBOR +0.45%	08/22/2016			1,013	145
BOA	Royal Dutch Shell Plc	3-Month LIBOR -0.45%	12/21/2016			—	—
BOA	The Chubb Corp.	3-Month LIBOR +0.40%	11/30/2016			7,634	585
BOA	W.R. Grace & Co.	3-Month LIBOR +0.40%	09/20/2016			3,720	79
JPM	Alcatel-Lucent	3-Month LIBOR +0.40%	12/13/2016			64	2
JPM	American International Group Inc.	3-Month LIBOR +0.35%	08/19/2016			5,409	(193)
JPM	Amlin Plc	3-Month LIBOR +0.30%	11/25/2016			1,306	(35)
JPM	Apollo Residential Mortgage Inc.	3-Month LIBOR +0.45%	05/05/2016			736	(161)
JPM	Asciano Ltd.	3-Month LIBOR +0.40%	10/04/2016			735	43
JPM	AT&T Inc.	3-Month LIBOR +0.30%	08/01/2016			1,192	40
JPM	Baker Hughes Inc.	3-Month LIBOR +0.30%	05/04/2016			1,107	(365)
JPM	Bayer AG	3-Month LIBOR +0.40%	12/13/2016			781	1
JPM	BG Group Plc	3-Month LIBOR +0.30%	09/08/2016			4,765	(638)
JPM	E.ON SE	3-Month LIBOR +0.40%	08/25/2016			165	(33)
JPM	Eaton Vance Floating-Rate Income Trust	3-Month LIBOR +0.80%	05/04/2016			494	(69)
JPM	Northstar Realty Finance Corp.	3-Month LIBOR +0.30%	11/02/2016			820	(349)
JPM	*Pace Plc	3-Month LIBOR +0.30%	08/22/2016			1,075	51
JPM	ParnterRe Ltd.	3-Month LIBOR +0.30%	09/26/2016			5,213	51
JPM	Precision Castparts Corp.	3-Month LIBOR +0.30%	11/18/2016			11,301	98
JPM	SABMiller Plc	3-Month LIBOR +0.30%	12/16/2016			353	(4)
JPM	SFX Entertainment Inc.	3-Month LIBOR +0.30%	05/05/2016			962	(921)
JPM	Starwood Property Trust Inc.	3-Month LIBOR +0.30%	09/06/2016			3,240	(332)
JPM	Telecity Group Plc	3-Month LIBOR +0.45%	09/08/2016			4,009	397
JPM	Time Warner Cable Inc.	3-Month LIBOR +0.30%	06/16/2016			6,459	266
JPM	TNT Express NV	3-Month LIBOR +0.40%	09/26/2016			286	8
JPM	Veda Group Ltd.	3-Month LIBOR +0.40%	12/05/2016			486	10
JPM	Vivendi	3-Month LIBOR +0.40%	11/14/2016			2,875	(305)
JPM	Winthrop Realty Trust	3-Month LIBOR +0.30%	05/04/2016			494	(106)

							$(2,114)

Total return swap agreements – paying return
BOA	ACE Ltd.	3-Month LIBOR -0.40%	11/30/2016			(3,910)	$(462)
BOA	ARRIS Group Inc.	3-Month LIBOR -0.50%	05/24/2016			(655)	(54)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Over the Counter Total Return Swap Agreements

Counterparty	Reference Entity	Rate Paid/Received by Fund	Expiration Date	Notional Amount[1]		Unrealized Appreciation/ (Depreciation)
JNL/Westchester Capital Event Driven Fund (continued)
Total return swap agreements – paying return (continued)
BOA	Royal Dutch Shell Plc	3-Month LIBOR -0.45%	12/21/2016	$	(148)	$(3)
JPM	ARRIS Group Inc.	3-Month LIBOR -0.50%	08/24/2016		(758)	33
JPM	Dialog Semiconductor Plc	3-Month LIBOR -2.00%	11/28/2016		(311)	22
JPM	Halliburton Corp.	3-Month LIBOR -0.60%	05/04/2016		(886)	272
JPM	Nokia Oyj	3-Month LIBOR -0.50%	12/13/2016		(65)	(1)
JPM	Royal Dutch Shell Plc	3-Month LIBOR -0.35%	07/25/2016		(60)	5
JPM	Royal Dutch Shell Plc	3-Month LIBOR -0.35%	09/06/2016		(3,677)	797

						$609

* Swap agreement fair valued in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Fair valued securities may be classified as Level 2 or Level 3 for FASB ASC Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

Schedule of Over the Counter Total Return Basket Swap Agreements

Counterparty	Paying Return of Reference Entity	Rate Received by Fund	Expiration Date	Notional Amount[1]	Net Value of Reference Entities		Unrealized Appreciation
JNL Multi-Manager Alternative Fund
MSC	Equity Securities - Short†	Federal Funds Effective Rate	05/03/2017	(93,316)	$	(92,066)	$1,104

†The following represents the individual short positions and related values of equity securities underlying the total return basket swap.

	Shares	Value
Equity Securities - Short
Consumer Discretionary
Amazon.com Inc.	(2)	$(1,244)
BorgWarner Inc.	(5)	(199)
Cabela’s Inc. -Class A	(26)	(1,210)
CarMax Inc.	(11)	(588)
Chipotle Mexican Grill Inc.	(1)	(499)
Five Below Inc.	(2)	(77)
Gildan Activewear Inc.	(13)	(364)
IMAX Corp.	(22)	(796)
Kate Spade & Co.	(5)	(94)
Lions Gate Entertainment Corp.	(36)	(1,176)
McDonald’s Corp.	(8)	(898)
Nike Inc.	(16)	(1,013)
Nordstrom Inc.	(15)	(747)
Signet Jewelers Ltd.	(3)	(396)
Tesla Motors Inc.	(5)	(1,248)
Under Armour Inc. -Class C	(11)	(846)
Wynn Resorts Ltd.	(19)	(1,322)

		(12,717)
Consumer Staples
Coca-Cola Co.	(34)	(1,461)
Colgate-Palmolive Co.	(8)	(513)
PepsiCo Inc.	(5)	(450)
Philip Morris International Inc.	(9)	(756)
Procter & Gamble Co.	(3)	(230)
United Natural Foods Inc.	(21)	(819)

		(4,229)
Energy
Antero Resources Corp.	(26)	(556)
Bristow Group Inc.	(17)	(433)
Carbo Ceramics Inc.	(8)	(131)
Cheniere Energy Inc.	(31)	(1,162)
Chevron Corp.	(16)	(1,412)
Consol Energy Inc.	(42)	(334)
Diamond Offshore Drilling Inc.	(16)	(331)
Enbridge Inc.	(11)	(352)
Exxon Mobil Corp.	(18)	(1,380)
Golar LNG Ltd.	(47)	(745)
Gulfport Energy corp.	(40)	(975)
Helix Energy Solutions Inc.	(49)	(259)
Memorial Resource Development Corp.	(10)	(163)
Pembina Pipeline Corp.	(46)	(992)
Pioneer Natural Resources Co.	(5)	(677)
Rice Energy Inc.	(42)	(453)

	Shares	Value
Energy (continued)
Schlumberger Ltd.	(18)	$(1,276)
SemGroup Corp. -Class A	(22)	(626)
Southwestern Energy Co.	(141)	(1,005)
Unit Corporation	(18)	(224)
Whiting Petroleum Corp.	(44)	(417)

		(13,903)
Financials
Alexander & Baldwin Inc.	(2)	(78)
Arthur J. Gallagher & Co.	(11)	(442)
Artisan Partners Asset Management Inc.	(8)	(292)
Bank of the Ozarks Inc.	(10)	(480)
Brown & Brown Inc.	(39)	(1,249)
CBOE Holdings Inc.	(20)	(1,266)
Charles Schwab Corp.	(32)	(1,057)
Erie Indemnity Co.	(2)	(191)
EverBank Financial Corp.	(7)	(105)
Financial Engines Inc.	(25)	(842)
Home Bancshares Inc.	(4)	(170)
Howard Hughes Corp.	(11)	(1,256)
Intercontinental Exchange Group Inc.	(2)	(628)
Kennedy-Wilson Holdings Inc.	(42)	(1,009)
Macquarie Infrastructure Corp.	(8)	(566)
Markel Corp.	—	(437)
Marsh & McLennan Cos. Inc.	(4)	(216)
Mercury General Corp.	(15)	(708)
Mortgage Holdings Inc.	(8)	(111)
NorthStar Realty Finance Corp.	(82)	(1,393)
Spirit Realty Capital Inc.	(39)	(391)
United Bankshares Inc.	(5)	(192)
Vereit Inc.	(170)	(1,345)
White Mountains Insurance Group Ltd.	(2)	(1,326)

		(15,750)
Health Care
Acadia Healthcare Co Inc.	(18)	(1,112)
Agios Pharmaceuticals Inc.	(16)	(1,032)
Akorn Inc.	(38)	(1,433)
Alexion Pharmaceuticals Inc.	(3)	(486)
BioMarin Pharmaceutical Inc.	(1)	(105)
Brookdale Senior Living Inc.	(4)	(78)
Celgene Corp.	(9)	(1,078)
Cerner Corp.	(2)	(120)
Cooper Companies Inc.	(10)	(1,322)
IDEXX Laboratories Inc.	(7)	(474)
Illumina Inc.	(2)	(384)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Schedule of Over the Counter Total Return Basket Swap Agreements

	Shares	Value
Health Care (continued)
Intercept Pharmaceuticals Inc.	(7)	$(1,068)
Medtronic Inc.	(17)	(1,331)
Pacira Pharmaceuticals Inc.	(4)	(269)
Patterson Cos. Inc.	(9)	(402)
Puma Biotechnology Inc.	(15)	(1,176)

		(11,870)
Industrials
Air Lease Corp.	(19)	(633)
Chart Industries Inc.	(4)	(72)
Danaher Corp.	(4)	(381)
Fortune Brands Home & Security Inc.	(8)	(433)
Healthcare Services Group Inc.	(3)	(101)
Ingersoll-Rand Plc	(2)	(111)
Lockheed Martin Corp.	(5)	(977)
Northrop Grumman Systems Corp.	(1)	(94)
SolarCity Corp.	(23)	(1,189)
Spirit Airlines Inc.	(36)	(1,423)
Woodward Inc.	(6)	(308)
WW Grainger Inc.	—	(71)

		(5,793)
Information Technology
3D Systems Corp.	(28)	(239)
Alphabet Inc. - Class A	(2)	(1,291)
Alphabet Inc. - Class C	—	(152)
Cognex Corp.	(25)	(831)
CommScope Holding Co. Inc.	(4)	(98)
Commvault Systems Inc.	(22)	(846)
Cypress Semiconductor Corp.	(115)	(1,132)
Dolby Laboratories Inc. - Class A	(11)	(360)
Facebook Inc.	(5)	(481)
FEI Co.	(7)	(574)
Finisar Corp.	(25)	(359)
Guidewire Software Inc.	(16)	(963)
Loral Space & Communications Inc.	(5)	(216)
Mastercard Inc. -Class A	(14)	(1,402)

	Shares	Value
Information Technology (continued)
Micron Technology Inc.	(44)	$(616)
NetScout Systems Inc.	(43)	(1,308)
NetSuite Inc.	(16)	(1,371)
Qorvo Inc.	(25)	(1,278)
SunEdison Inc.	(143)	(727)
Tableau Software Inc.	(3)	(320)
Ubiquiti Networks Inc.	(5)	(155)
Ultimate Software Group Inc.	(3)	(489)
ViaSat Inc.	(21)	(1,300)
Viavi solutions Inc.	(56)	(340)
Visa Inc.	(12)	(900)
Zebra Technologies Corp.	(18)	(1,233)

		(18,981)
Materials
CF Industries Holdings Inc.	(7)	(278)
Eagle Materials Inc.	(19)	(1,136)
FMC Corp.	(17)	(665)
Franco-Nevada Corp.	(29)	(1,308)
Freeport-McMoRan Inc.	(80)	(540)
Martin Marietta Materials Inc.	(4)	(499)
Methanex Corp.	(13)	(432)
Platform Specialty Products Corp.	(107)	(1,366)
Silver Wheaton Corp.	(64)	(792)

		(7,016)
Telecommunication Services
Sprint Corp.	(153)	(555)
T-Mobile US Inc.	(3)	(125)

		(680)
Utilities
Dominion Resources Inc. VA	(7)	(440)
Dynegy Inc.	(21)	(275)
Southern Co.	(9)	(412)
		(1,127)

Total Equity Securities - short		$(92,066)

Schedule of Over the Counter Non-Deliverable Bond Forward Contracts

Counterparty	Reference Obligation	Expiration Date	Notional Amount[1]		Unrealized Appreciation
JNL/Goldman Sachs Emerging Markets Debt Fund
BOA	Republic of Colombia Treasury Bond, 10.00%, 07/24/2024	01/19/2016	COP	1,611,200	$6
DUB	Republic of Colombia Treasury Bond, 10.00%, 07/24/2024	01/16/2016	COP	1,305,900	5
DUB	Republic of Colombia Treasury Bond, 7.50%, 08/26/2026	01/12/2016	COP	4,485,700	1
DUB	Republic of Colombia Treasury Bond, 7.50%, 08/26/2026	01/16/2016	COP	9,982,300	36
DUB	Republic of Colombia Treasury Bond, 7.75%, 09/18/2030	01/12/2016	COP	2,414,500	—
DUB	Republic of Colombia Treasury Bond, 7.75%, 09/18/2030	01/16/2016	COP	5,375,700	17

					$65

1Notional amount is stated in USD unless otherwise noted.

2If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

4Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

5The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

6The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

7If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

8Payments delivered or received are based on the notional amount.

9Termination date generally reflects the expected completion date for the event driven investment opportunity. The total return equity swap agreements expire 365 days after the effective date and are rolled over until the termination date. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Summary of Investments by Country (as a percentage of total long-term investments)*:

	JNL/BlackRock Global Allocation Fund	JNL/Boston Partners Global Long Short Equity Fund	JNL/Capital Guardian Global Balanced Fund	JNL/Ivy Asset Strategy Fund	JNL Multi- Manager Alternative Fund	JNL/Red Rocks Listed Private Equity Fund
Argentina	0.7%	–%	0.4%	–%	0.1%	–%
Australia	0.4	1.0	1.6	–	0.2	–
Belgium	0.1	–	–	–	1.3	4.6
Bermuda	0.1	1.1	0.2	1.3	–	1.6
Brazil	0.7	–	2.1	–	0.8	–
Canada	1.2	1.3	2.1	–	2.0	11.1
Cayman Islands	–	–	–	–	0.5	–
Chile	0.1	–	–	–	–	–
China	0.9	1.3	1.5	1.4	0.2	–
Colombia	0.1	–	0.3	–	0.5	–
Denmark	–	–	2.2	–	0.4	3.3
European Union	0.2	–	–	–	–	–
Finland	–	–	0.3	–	0.4	–
France	3.2	5.2	2.1	–	2.8	9.5
Germany	1.4	4.6	2.9	1.9	1.4	7.1
Honduras	–	–	0.1	–	–	–
Hong Kong	0.8	1.8	2.5	3.1	0.5	–
Hungary	0.6	–	0.9	–	–	–
India	0.7	0.8	1.5	2.7	–	–
Indonesia	0.5	–	0.4	–	–	–
Ireland	0.5	1.2	1.4	4.3	1.4	–
Israel	0.9	0.5	0.5	0.4	0.4	–
Italy	2.1	0.7	1.1	1.5	2.0	–
Jamaica	–	–	–	–	0.4	–
Japan	11.4	6.5	10.0	1.5	0.6	–
Jordan	–	–	0.1	–	–	–
Lithuania	–	–	0.1	–	–	–
Luxembourg	0.2	–	–	–	0.8	–
Macau	–	–	0.4	–	–	–
Malaysia	0.2	–	0.4	–	0.1	–
Mexico	1.4	–	3.1	–	1.5	–
Morocco	–	–	0.1	–	–	–
Netherlands	2.2	2.9	2.3	–	2.9	–
Norway	0.3	–	0.1	–	0.3	–
Peru	–	–	0.1	–	–	–
Philippines	–	–	–	–	0.2	–
Poland	0.8	–	1.3	–	0.4	–
Portugal	0.1	–	0.7	–	–	–
Russian Federation	–	–	1.0	–	0.6	–
Senegal	–	–	0.1	–	–	–
Singapore	1.2	–	0.4	–	0.3	–
Slovenia	–	–	0.3	–	–	–
South Africa	–	–	0.8	–	0.7	3.0
South Korea	0.9	2.3	1.0	–	–	–
Spain	1.0	–	1.1	–	0.3	–
Sweden	0.1	–	0.8	–	0.4	6.2
Switzerland	1.9	4.5	4.3	–	1.5	3.6
Taiwan	0.3	0.5	1.5	–	–	–
Thailand	0.2	–	–	–	–	–
Turkey	0.2	–	0.4	–	–	–
United Arab Emirates	0.2	–	0.6	–	–	–
United Kingdom	6.2	10.4	5.4	4.2	3.0	32.0
United States	56.0	53.4	39.5	77.7	71.1	18.0
Total Long-Term Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

* The Funds presented in the table are those whose strategies included investment in non-U.S. securities as deemed significant by the Funds’ Adviser.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL/AB Dynamic Asset Allocation Fund(h)	JNL/AQR Managed Futures Strategy Fund(h)	JNL/BlackRock Global Allocation Fund(h)	JNL/BlackRock Large Cap Select Growth Fund	JNL/BlackRock Natural Resources Fund	JNL/Boston Partners Global Long Short Equity Fund	JNL/Brookfield Global Infrastructure and MLP Fund
Assets
Investments - unaffiliated, at value (a) (d)	$25,631	$508,833	$3,703,185	$1,696,250	$669,768	$560,196	$817,430
Investments - affiliated, at value (b)	13,114	121,277	81,100	61,901	54,308	37,480	85,773

Total investments, at value (c)	38,745	630,110	3,784,285	1,758,151	724,076	597,676	903,203
Cash	1,240	–	11,390	–	58	225,259	–
Foreign currency (e)	10	432	42	–	218	443	–
Receivable for investments sold	–	–	6,483	–	–	8,743	4,234
Receivable for fund shares sold	40	247	1,592	858	1,169	120	351
Receivable from adviser	–	–	–	–	–	–	–
Receivable for dividends and interest	23	16	10,313	218	879	1,045	2,855
Receivable for variation margin on financial derivative instruments	17	1,037	912	–	–	–	–
Receivable for deposits with brokers and counterparties	658	41,246	8,954	–	–	460	–
Unrealized appreciation on forward foreign currency contracts	79	10,138	4,035	–	–	12	1
Unrealized appreciation on OTC swap agreements	–	1,186	1,158	–	–	1,100	–
OTC swap premiums paid	–	–	–	–	–	–	–
Other assets	–	–	–	–	–	–	–

Total assets	40,812	684,412	3,829,164	1,759,227	726,400	834,858	910,644

Liabilities
Cash overdraft	–	6,772	–	–	–	–	–
Payable for advisory fees	21	524	2,228	854	393	568	586
Payable for administrative fees	4	83	457	145	92	70	110
Payable for 12b-1 fee (Class A)	2	40	222	103	43	34	52
Payable for investment securities purchased	–	1	24,388	25,343	–	21,586	4,402
Payable for fund shares redeemed	1	433	1,401	379	303	152	1,473
Payable for dividends on securities sold short	–	–	7	–	–	56	–
Payable for interest expense and brokerage charges	–	–	1	–	–	218	–
Payable for trustee fees	–	21	49	33	53	3	14
Payable for other expenses	1	1	36	5	29	1	3
Payable for variation margin on financial derivative instruments	18	3,516	344	–	–	–	–
Payable for deposits from counterparties	–	–	9,258	–	–	–	–
Deferred foreign capital gains tax liability	–	–	104	–	–	–	–
Investment in securities sold short, at value (f)	–	–	9,439	–	–	219,612	–
Options written, at value (g)	–	–	13,359	–	–	612	–
Unrealized depreciation on forward foreign currency contracts	32	13,615	5,224	–	–	24	1
Unrealized depreciation on OTC swap agreements	109	515	376	–	–	1,105	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	6,658	–	73,524	21,810	21,935	10,752	55,982

Total liabilities	6,846	25,521	140,417	48,672	22,848	254,793	62,623

Net assets	$33,966	$658,891	$3,688,747	$1,710,555	$703,552	$580,065	$848,021

Net assets consist of:
Paid-in capital	$35,063	$683,887	$3,705,728	$1,460,799	$919,037	$556,529	$1,001,456
Undistributed (excess of distributions over) net investment income (loss)	56	(40,853)	7,166	(29)	6,345	(3,846)	23,148
Accumulated net realized gain (loss)	(763)	18,789	74,645	51,937	(41,265)	18,811	(83,126)
Net unrealized appreciation (depreciation) on investments and foreign currency	(390)	(2,932)	(98,792)	197,848	(180,565)	8,571	(93,457)

	$33,966	$658,891	$3,688,747	$1,710,555	$703,552	$580,065	$848,021

Class A
Net assets	$33,966	$658,749	$3,688,441	$1,710,057	$702,991	$580,065	$847,849
Shares outstanding (no par value), unlimited shares authorized	3,438	68,036	330,269	60,617	96,885	55,516	72,079
Net asset value per share	$9.88	$9.68	$11.17	$28.21	$7.26	$10.45	$11.76

Class B
Net assets	N/A	$142	$306	$498	$561	N/A	$172
Shares outstanding (no par value), unlimited shares authorized	N/A	15	27	17	77	N/A	15
Net asset value per share	N/A	$9.71	$11.25	$29.09	$7.32	N/A	$11.82

(a) Investments - unaffiliated, at cost	$26,006	$508,852	$3,800,159	$1,498,402	$850,331	$563,378	$910,846
(b) Investments - affiliated, at cost	13,114	121,277	84,167	61,901	54,308	37,480	85,773

(c) Total investments, at cost	$39,120	$630,129	$3,884,326	$1,560,303	$904,639	$600,858	$996,619

(d) Including value of securities on loan	$7,867	$–	$103,499	$33,790	$41,305	$10,199	$53,681
(e) Foreign currency, at cost	10	405	42	–	218	447	–
(f) Proceeds from securities sold short	–	–	9,645	–	–	230,504	–
(g) Premiums from options written	–	–	14,854	–	–	1,495	–
(h) Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL/Capital Guardian Global Balanced Fund	JNL/Capital Guardian Global Diversified Research Fund	JNL/Causeway International Value Select Fund	JNL/DFA U.S. Core Equity Fund	JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/Eastspring Investments Asia ex-Japan Fund	JNL/Eastspring Investments China-India Fund
Assets
Investments - unaffiliated, at value (a) (d)	$433,621	$410,894	$775,672	$748,202	$124,253	$109,738	$359,567
Investments - affiliated, at value (b)	36,579	45,401	35,383	3,831	34,878	2,338	13,367

Total investments, at value (c)	470,200	456,295	811,055	752,033	159,131	112,076	372,934
Cash	–	–	275	90	8,686	16	–
Foreign currency (e)	208	10	17	–	–	168	695
Receivable for investments sold	5,425	–	–	811	–	135	–
Receivable for fund shares sold	91	175	1,112	369	215	209	97
Receivable from adviser	10	10	–	48	–	–	–
Receivable for dividends and interest	2,058	962	2,414	743	756	204	9
Receivable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Receivable for deposits with brokers and counterparties	–	–	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	427	–	–	–	–	–	–
Unrealized appreciation on OTC swap agreements	–	–	–	–	6,088	–	–
OTC swap premiums paid	–	–	–	–	–	–	–
Other assets	–	–	–	–	–	18	–

Total assets	478,419	457,452	814,873	754,094	174,876	112,826	373,735

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	254	275	442	355	102	85	279
Payable for administrative fees	58	57	103	62	21	15	46
Payable for 12b-1 fee (Class A)	28	27	49	44	10	7	22
Payable for investment securities purchased	8,818	5	–	2,427	1,450	91	–
Payable for fund shares redeemed	203	300	819	386	132	85	195
Payable for dividends on securities sold short	–	–	–	–	–	–	–
Payable for interest expense and brokerage charges	–	–	–	–	–	–	–
Payable for trustee fees	19	18	32	15	–	5	13
Payable for other expenses	12	12	17	2	1	23	28
Payable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Payable for deposits from counterparties	–	–	–	–	7,430	–	–
Deferred foreign capital gains tax liability	–	–	–	–	–	276	1,339
Investment in forward sales commitments, at value (f)	–	–	–	–	–	–	–
Options written, at value (g)	–	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	209	–	–	–	–	–	–
Unrealized depreciation on OTC swap agreements	–	–	–	–	397	–	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	11,666	7,472	1,179	29,283	–	1,367	8,307

Total liabilities	21,267	8,166	2,641	32,574	9,543	1,954	10,229

Net assets	$457,152	$449,286	$812,232	$721,520	$165,333	$110,872	$363,506

Net assets consist of:
Paid-in capital	$430,627	$357,638	$1,035,658	$608,121	$154,220	$141,416	$369,758
Undistributed (excess of distributions over) net investment income (loss)	(356)	3,533	8,991	8,161	347	1,706	4,123
Accumulated net realized gain (loss)	29,909	64,059	(222,706)	20,990	6,044	(6,001)	10,779
Net unrealized appreciation (depreciation) on investments and foreign currency	(3,028)	24,056	(9,711)	84,248	4,722	(26,249)	(21,154)

	$457,152	$449,286	$812,232	$721,520	$165,333	$110,872	$363,506

Class A
Net assets	$456,687	$448,827	$811,493	$721,244	$165,333	$110,747	$363,197
Shares outstanding (no par value), unlimited shares authorized	44,086	14,027	118,848	67,687	15,046	17,700	48,991
Net asset value per share	$10.36	$32.00	$6.83	$10.66	$10.99	$6.26	$7.41

Class B
Net assets	$465	$459	$739	$276	N/A	$125	$309
Shares outstanding (no par value), unlimited shares authorized	44	14	106	25	N/A	20	41
Net asset value per share	$10.65	$32.34	$7.00	$11.22	N/A	$6.27	$7.47

(a) Investments - unaffiliated, at cost	$436,839	$386,826	$785,319	$663,954	$125,222	$135,712	$379,382
(b) Investments - affiliated, at cost	36,579	45,401	35,383	3,831	34,878	2,338	13,367

(c) Total investments, at cost	$473,418	$432,227	$820,702	$667,785	$160,100	$138,050	$392,749

(d) Including value of securities on loan	$20,287	$13,117	$1,092	$43,708	$–	$1,936	$8,118
(e) Foreign currency, at cost	209	10	18	–	–	168	695
(f) Proceeds from forward sales commitments	–	–	–	–	–	–	–
(g) Premiums from options written	–	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund
Assets
Investments - unaffiliated, at value (a) (d)	$1,021,379	$1,521,827	$2,121,404	$541,468	$1,041,012	$1,139,911	$424,043
Investments - affiliated, at value (b)	40,913	276,511	291,396	56,201	90,064	159,837	–

Total investments, at value (c)	1,062,292	1,798,338	2,412,800	597,669	1,131,076	1,299,748	424,043
Cash	–	9,032	360	136	157	8,883	129
Foreign currency (e)	–	15,893	12,137	1,463	734	25	629
Receivable for investments sold	–	91	12,035	–	805	37,189	1,070
Receivable for fund shares sold	336	490	695	408	217	419	336
Receivable from adviser	–	42	–	–	–	11	–
Receivable for dividends and interest	1,644	19,176	16,576	1,249	3,034	6,538	7,480
Receivable for variation margin on financial derivative instruments	–	–	–	–	–	779	39
Receivable for deposits with brokers and counterparties	–	29,822	–	–	–	8,140	7,130
Unrealized appreciation on forward foreign currency contracts	8	39,158	–	–	4,939	2,550	3,937
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	212	2,542
OTC swap premiums paid	–	–	–	–	–	1	3
Other assets	–	–	–	–	–	–	–

Total assets	1,064,280	1,912,042	2,454,603	600,925	1,140,962	1,364,495	447,338

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	586	1,141	1,219	456	697	538	254
Payable for administrative fees	135	236	196	72	97	95	51
Payable for 12b-1 fee (Class A)	64	111	138	35	68	67	25
Payable for investment securities purchased	3,971	–	45,748	629	1,576	209,273	199
Payable for fund shares redeemed	218	774	2,579	257	502	926	334
Payable for dividends on securities sold short	–	–	–	–	–	–	–
Payable for interest expense and brokerage charges	–	–	–	–	–	–	–
Payable for trustee fees	31	28	66	11	34	47	25
Payable for other expenses	13	11	9	13	5	9	6
Payable for variation margin on financial derivative instruments	–	949	–	–	–	839	75
Payable for deposits from counterparties	–	4,243	–	–	–	–	–
Deferred foreign capital gains tax liability	65	–	–	–	–	–	–
Investment in forward sales commitments, at value (f)	–	–	–	–	–	7,989	–
Options written, at value (g)	–	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	34,284	–	3	752	3,460	3,654
Unrealized depreciation on OTC swap agreements	–	16,155	–	–	–	1,880	9,593
OTC swap premiums received	–	–	–	–	–	846	150
Payable upon return of securities loaned	12,211	13,486	110,357	25,794	9,776	21,550	23,314

Total liabilities	17,294	71,418	160,312	27,270	13,507	247,519	37,680

Net assets	$1,046,986	$1,840,624	$2,294,291	$573,655	$1,127,455	$1,116,976	$409,658

Net assets consist of:
Paid-in capital	$1,011,760	$2,095,759	$2,392,648	$557,073	$968,417	$1,105,064	$559,915
Undistributed (excess of distributions over) net investment income (loss)	19,020	(26,817)	107,757	5,661	23,735	29,963	(1,757)
Accumulated net realized gain (loss)	54,554	(4,807)	(131,250)	10,169	71,493	(7,812)	(37,454)
Net unrealized appreciation (depreciation) on investments and foreign currency	(38,348)	(223,511)	(74,864)	752	63,810	(10,239)	(111,046)

	$1,046,986	$1,840,624	$2,294,291	$573,655	$1,127,455	$1,116,976	$409,658

Class A
Net assets	$1,046,543	$1,840,377	$2,293,763	$573,414	$1,126,952	$1,116,546	$409,493
Shares outstanding (no par value), unlimited shares authorized	104,854	183,361	220,741	61,971	104,991	96,195	44,651
Net asset value per share	$9.98	$10.04	$10.39	$9.25	$10.73	$11.61	$9.17

Class B
Net assets	$443	$247	$528	$241	$503	$430	$165
Shares outstanding (no par value), unlimited shares authorized	44	24	53	26	46	36	18
Net asset value per share	$10.02	$10.08	$9.99	$9.34	$10.83	$11.80	$9.26

(a) Investments - unaffiliated, at cost	$1,059,608	$1,730,607	$2,195,979	$540,691	$981,392	$1,148,232	$528,122
(b) Investments - affiliated, at cost	40,913	276,511	291,396	56,201	90,064	159,837	–

(c) Total investments, at cost	$1,100,521	$2,007,118	$2,487,375	$596,892	$1,071,456	$1,308,069	$528,122

(d) Including value of securities on loan	$19,101	$13,073	$130,329	$28,845	$17,537	$21,125	$22,479
(e) Foreign currency, at cost	–	15,949	12,396	1,466	725	25	622
(f) Proceeds from forward sales commitments	–	–	–	–	–	7,999	–
(g) Premiums from options written	–	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund
Assets
Investments - unaffiliated, at value (a) (d)	$1,132,409	$554,791	$91,602	$1,915,051	$1,304,347	$1,038,725	$533,724
Investments - affiliated, at value (b)	23,628	7,130	2,560	21,618	70,126	31,387	22,412

Total investments, at value (c)	1,156,037	561,921	94,162	1,936,669	1,374,473	1,070,112	556,136
Cash	362	280	–	1,120	303	–	217
Foreign currency (e)	–	–	–	1,066	900	1	–
Receivable for investments sold	2,169	6,396	35	13,989	–	541	–
Receivable for fund shares sold	1,109	355	91	627	504	656	325
Receivable from adviser	14	–	–	2	2	22	2
Receivable for dividends and interest	1,956	631	103	8,144	2,143	1,046	829
Receivable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	–	88	1	4	–	69
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums paid	–	–	–	–	–	–	–
Other assets	–	–	–	–	–	–	–

Total assets	1,161,647	569,583	94,479	1,961,618	1,378,329	1,072,378	557,578

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	681	264	66	1,133	706	594	312
Payable for administrative fees	96	51	11	242	169	90	46
Payable for 12b-1 fee (Class A)	67	24	6	115	80	64	32
Payable for investment securities purchased	2,745	1,446	63	12,318	4,634	–	2,135
Payable for fund shares redeemed	599	419	18	1,958	629	541	286
Payable for dividends on securities sold short	–	123	–	–	–	–	–
Payable for interest expense and brokerage charges	–	141	–	–	–	–	–
Payable for trustee fees	33	7	–	44	41	44	16
Payable for other expenses	4	1	1	7	19	4	1
Payable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Deferred foreign capital gains tax liability	–	–	–	–	–	–	–
Investment in securities sold short, at value (f)	–	137,398	–	–	–	–	–
Options written, at value (g)	–	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	1	–	8	–	–
Unrealized depreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	39,564	36,391	3,170	39,590	43,163	9,890	17,141

Total liabilities	43,789	176,265	3,336	55,407	49,449	11,227	19,969

Net assets	$1,117,858	$393,318	$91,143	$1,906,211	$1,328,880	$1,061,151	$537,609

Net assets consist of:
Paid-in capital	$1,178,893	$371,291	$96,474	$1,809,585	$1,268,977	$829,854	$541,777
Undistributed (excess of distributions over) net investment income (loss)	(30)	1,341	498	31,742	18,526	(41)	2,324
Accumulated net realized gain (loss)	(22,539)	27,338	(419)	36,507	17,267	101,127	15,753
Net unrealized appreciation (depreciation) on investments and foreign currency	(38,466)	(6,652)	(5,410)	28,377	24,110	130,211	(22,245)

	$1,117,858	$393,318	$91,143	$1,906,211	$1,328,880	$1,061,151	$537,609

Class A
Net assets	$1,107,234	$393,174	$91,143	$1,905,281	$1,328,232	$1,060,245	$537,393
Shares outstanding (no par value), unlimited shares authorized	115,657	36,254	10,286	194,755	108,390	76,041	37,505
Net asset value per share	$9.57	$10.85	$8.86	$9.78	$12.25	$13.94	$14.33

Class B
Net assets	$10,624	$144	N/A	$930	$648	$906	$216
Shares outstanding (no par value), unlimited shares authorized	1,105	13	N/A	94	50	64	15
Net asset value per share	$9.61	$10.98	N/A	$9.92	$12.88	$14.18	$14.49

(a) Investments - unaffiliated, at cost	$1,170,875	$558,929	$97,098	$1,886,627	$1,280,090	$908,514	$556,034
(b) Investments - affiliated, at cost	23,628	7,130	2,560	21,618	70,126	31,387	22,412

(c) Total investments, at cost	$1,194,503	$566,059	$99,658	$1,908,245	$1,350,216	$939,901	$578,446

(d) Including value of securities on loan	$76,031	$36,116	$3,022	$40,638	$42,945	$47,951	$16,618
(e) Foreign currency, at cost	–	–	–	1,066	939	–	–
(f) Proceeds from securities sold short	–	134,883	–	–	–	–	–
(g) Premiums from options written	–	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund(h)	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/Mellon Capital Emerging Markets Index Fund	JNL/Mellon Capital European 30 Fund
Assets
Investments - unaffiliated, at value (a) (d)	$1,326,132	$2,278,234	$1,782,419	$1,356,876	$839,153	$697,619	$463,881
Investments - affiliated, at value (b)	68,603	74,559	50,171	70,015	3,595	28,106	1,270

Total investments, at value (c)	1,394,735	2,352,793	1,832,590	1,426,891	842,748	725,725	465,151
Cash	1,288	3,687	53	62	1	–	–
Foreign currency (e)	–	–	–	–	263	953	34
Receivable for investments sold	397	10,772	1,362	3	7,275	–	–
Receivable for fund shares sold	2,346	497	2,340	411	353	596	466
Receivable from adviser	13	–	–	–	8	–	–
Receivable for dividends and interest	517	8,818	381	5,743	3,087	1,608	917
Receivable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Receivable for deposits with brokers and counterparties	–	1,224	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	594	–	–	1	–	–
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums paid	–	–	–	–	–	–	–
Other assets	–	–	–	–	–	–	–

Total assets	1,399,296	2,378,385	1,836,726	1,433,110	853,736	728,882	466,568

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	909	1,687	906	465	637	237	115
Payable for administrative fees	112	304	146	122	109	92	59
Payable for 12b-1 fee (Class A)	79	143	103	86	51	43	28
Payable for investment securities purchased	14,354	–	6,086	–	334	402	1,044
Payable for fund shares redeemed	810	1,860	1,565	822	529	454	142
Payable for interest expense and brokerage charges	–	–	–	–	–	–	–
Payable for trustee fees	17	63	29	51	51	13	4
Payable for other expenses	4	22	5	5	28	65	1
Payable for variation margin on financial derivative instruments	–	–	–	–	–	42	–
Payable for deposits with counterparties	–	1,574	–	–	–	–	–
Deferred foreign capital gains tax liability	–	–	–	–	1,093	370	–
Investment in forward sales commitments, at value (f)	–	–	–	–	–	–	–
Options written, at value (g)	–	2,783	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	151	–	–	7	2	–
Unrealized depreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	63,460	10,610	107,766	4,445	18,015	14,495	49

Total liabilities	79,745	19,197	116,606	5,996	20,854	16,215	1,442

Net assets	$1,319,551	$2,359,188	$1,720,120	$1,427,114	$832,882	$712,667	$465,126

Net assets consist of:
Paid-in capital	$1,202,113	$2,358,273	$1,489,330	$1,369,284	$1,169,258	$929,055	$515,113
Undistributed (excess of distributions over) net investment income (loss)	(25)	13,200	1,034	29,942	19,022	15,428	10,628
Accumulated net realized gain (loss)	36,637	10,952	126,028	(5,264)	(125,017)	(70,459)	(19,192)
Net unrealized appreciation (depreciation) on investments and foreign currency	80,826	(23,237)	103,728	33,152	(230,381)	(161,357)	(41,423)

	$1,319,551	$2,359,188	$1,720,120	$1,427,114	$832,882	$712,667	$465,126

Class A
Net assets	$1,318,791	$2,358,531	$1,719,810	$1,426,114	$832,464	$712,637	$465,106
Shares outstanding (no par value), unlimited shares authorized	69,925	203,505	58,445	108,383	107,847	88,441	39,243
Net asset value per share	$18.86	$11.59	$29.43	$13.16	$7.72	$8.06	$11.85

Class B
Net assets	$760	$657	$310	$1,000	$418	$30	$20
Shares outstanding (no par value), unlimited shares authorized	39	56	10	72	54	4	2
Net asset value per share	$19.43	$11.64	$29.94	$13.80	$7.75	$8.09	$11.95

(a) Investments - unaffiliated, at cost	$1,245,306	$2,303,949	$1,678,691	$1,323,724	$1,068,434	$858,925	$505,274
(b) Investments - affiliated, at cost	68,603	74,559	50,171	70,015	3,595	28,106	1,270

(c) Total investments, at cost	$1,313,909	$2,378,508	$1,728,862	$1,393,739	$1,072,029	$887,031	$506,544

(d) Including value of securities on loan	$78,508	$64,469	$126,828	$4,357	$18,289	$14,184	$44
(e) Foreign currency, at cost	–	–	–	–	264	965	34
(f) Proceeds from forward sales commitments	–	–	–	–	–	–	–
(g) Premiums from options written	–	4,861	–	–	–	–	–
(h) Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL/Mellon Capital Pacific Rim 30 Fund	JNL/Mellon Capital S&P 500 Index Fund	JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Utilities Sector Fund
Assets
Investments - unaffiliated, at value (a) (d)	$282,039	$5,451,312	$2,088,224	$1,720,832	$2,287,637	$1,049,444	$43,408
Investments - affiliated, at value (b)	297	49,712	140,000	151,617	102,105	70,239	1,096

Total investments, at value (c)	282,336	5,501,024	2,228,224	1,872,449	2,389,742	1,119,683	44,504
Cash	–	57	20	33	325	72	–
Foreign currency (e)	2	–	–	–	3,470	–	–
Receivable for investments sold	–	–	1,918	7,138	–	22,488	4
Receivable for fund shares sold	499	4,442	1,363	870	979	418	12
Receivable from adviser	–	46	–	–	–	–	–
Receivable for dividends and interest	246	7,166	2,060	2,177	3,556	6,361	93
Receivable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	406	–	–
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums paid	–	–	–	–	–	–	–
Other assets	–	–	–	–	–	–	–

Total assets	283,083	5,512,735	2,233,585	1,882,667	2,398,478	1,149,022	44,613

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	61	1,058	447	372	506	242	12
Payable for administrative fees	30	439	183	150	299	90	6
Payable for 12b-1 fee (Class A)	14	325	129	105	141	63	3
Payable for investment securities purchased	275	589	–	1,793	–	79,096	244
Payable for fund shares redeemed	102	2,306	1,643	860	611	1,314	24
Payable for interest on forward sales commitments	–	–	–	–	–	9	–
Payable for interest expense and brokerage charges	–	–	–	–	–	–	–
Payable for trustee fees	4	103	48	68	69	55	–
Payable for other expenses	1	511	219	142	126	3	2
Payable for variation margin on financial derivative instruments	–	370	338	156	60	–	–
Deferred foreign capital gains tax liability	–	–	–	–	–	–	–
Investment in forward sales commitments, at value (f)	–	–	–	–	–	3,533	–
Options written, at value (g)	–	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	642	–	–
Unrealized depreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	45,618	118,172	106,388	143,790	72,202	13,122	860

Total liabilities	46,105	123,873	109,395	147,436	74,656	97,527	1,151

Net assets	$236,978	$5,388,862	$2,124,190	$1,735,231	$2,323,822	$1,051,495	$43,462

Net assets consist of:
Paid-in capital	$233,812	$4,312,977	$1,900,037	$1,604,889	$2,270,715	$1,040,690	$42,864
Undistributed (excess of distributions over) net investment income (loss)	4,200	2,059	3,638	6,887	(2,807)	9,249	1,355
Accumulated net realized gain (loss)	4,598	4,278	1,761	(5,220)	(43,178)	(1,460)	850
Net unrealized appreciation (depreciation) on investments and foreign currency	(5,632)	1,069,548	218,754	128,675	99,092	3,016	(1,607)

	$236,978	$5,388,862	$2,124,190	$1,735,231	$2,323,822	$1,051,495	$43,462

Class A
Net assets	$236,909	$5,384,191	$2,122,780	$1,733,948	$2,322,277	$1,050,126	$43,462
Shares outstanding (no par value), unlimited shares authorized	17,433	320,695	124,761	117,940	182,087	91,297	3,955
Net asset value per share	$13.59	$16.79	$17.01	$14.70	$12.75	$11.50	$10.99

Class B
Net assets	$69	$4,671	$1,410	$1,283	$1,545	$1,369	N/A
Shares outstanding (no par value), unlimited shares authorized	5	273	82	86	117	115	N/A
Net asset value per share	$13.71	$17.12	$17.27	$14.92	$13.21	$11.88	N/A

(a) Investments - unaffiliated, at cost	$287,672	$4,384,477	$1,869,273	$1,592,141	$2,193,197	$1,046,436	$45,015
(b) Investments - affiliated, at cost	297	46,878	140,000	151,617	97,867	70,239	1,096

(c) Total investments, at cost	$287,969	$4,431,355	$2,009,273	$1,743,758	$2,291,064	$1,116,675	$46,111

(d) Including value of securities on loan	$43,367	$166,058	$199,451	$188,938	$73,836	$101,260	$1,082
(e) Foreign currency, at cost	2	–	–	–	3,464	–	–
(f) Proceeds from forward sales commitments	–	–	–	–	–	3,541	–
(g) Premiums from options written	–	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL/Morgan Stanley Mid Cap Growth Fund	JNL Multi- Manager Alternative Fund	JNL Multi- Manager Small Cap Growth Fund	JNL Multi- Manager Small Cap Value Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/ Oppenheimer Emerging Markets Innovator Fund	JNL/ Oppenheimer Global Growth Fund
Assets
Investments - unaffiliated, at value (a) (d)	$254,187	$483,383	$1,231,645	$999,918	$1,031,108	$128,073	$1,561,052
Investments - affiliated, at value (b)	17,729	199,203	199,545	110,364	35,753	16,319	27,717

Total investments, at value (c)	271,916	682,586	1,431,190	1,110,282	1,066,861	144,392	1,588,769
Cash	–	36,098	3,876	49	6,363	–	71
Foreign currency (e)	–	6,346	–	–	488	175	–
Receivable for investments sold	1,408	6,940	3,410	1,246	8,049	369	–
Receivable for fund shares sold	97	597	279	789	262	230	1,522
Receivable from adviser	5	288	–	–	–	–	13
Receivable for dividends and interest	39	2,086	459	1,424	5,438	98	856
Receivable for variation margin on financial derivative instruments	–	225	–	–	237	–	–
Receivable for deposits with brokers and counterparties	–	51,404	–	–	1,415	–	–
Unrealized appreciation on forward foreign currency contracts	–	1,659	–	–	–	1	–
Unrealized appreciation on OTC swap agreements	–	3,074	–	–	–	–	–
OTC swap premiums paid	–	–	–	–	–	–	–
Other assets	–	–	1	–	–	–	–

Total assets	273,465	791,303	1,439,215	1,113,790	1,089,113	145,265	1,591,231

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	149	1,053	731	685	378	114	802
Payable for administrative fees	29	121	108	88	97	15	195
Payable for 12b-1 fee (Class A)	14	43	76	62	46	7	92
Payable for investment securities purchased	–	10,378	12,909	3,371	233,952	2,960	–
Payable for fund shares redeemed	78	362	579	493	542	129	617
Payable for dividends on securities sold short	–	102	–	–	–	–	–
Payable for interest expense and brokerage charges	–	46	–	–	–	–	–
Payable for trustee fees	3	2	42	27	7	–	37
Payable for other expenses	1	23	4	4	3	1	19
Payable for variation margin on financial derivative instruments	–	244	–	–	447	–	–
Payable for deposits from counterparties	340	–	–	–	–	–	–
Deferred foreign capital gains tax liability	–	–	–	–	–	71	144
Investment in securities sold short, at value (f)	–	57,220	–	–	–	–	–
Options written, at value (g)	–	538	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	1,258	–	–	–	–	–
Unrealized depreciation on OTC swap agreements	–	5,237	–	–	–	–	–
OTC swap premiums received	–	142	–	–	–	–	–
Payable upon return of securities loaned	36,799	7,100	163,038	88,068	92,098	12,874	56,144

Total liabilities	37,413	83,869	177,487	92,798	327,570	16,171	58,050

Net assets	$236,052	$707,434	$1,261,728	$1,020,992	$761,543	$129,094	$1,533,181

Net assets consist of:
Paid-in capital	$240,222	$732,928	$1,096,337	$930,967	$774,279	$142,835	$1,291,081
Undistributed (excess of distributions over) net investment income (loss)	(3)	1,912	135	6,864	20,779	(4)	10,592
Accumulated net realized gain (loss)	(5,119)	1,886	162,238	84,048	1,268	(8,235)	47,861
Net unrealized appreciation (depreciation) on investments and foreign currency	952	(29,292)	3,018	(887)	(34,783)	(5,502)	183,647

	$236,052	$707,434	$1,261,728	$1,020,992	$761,543	$129,094	$1,533,181

Class A
Net assets	$236,038	$707,434	$1,260,834	$1,020,575	$761,507	$129,094	$1,532,163
Shares outstanding (no par value), unlimited shares authorized	19,909	73,958	56,634	79,389	72,885	15,211	107,689
Net asset value per share	$11.86	$9.57	$22.26	$12.86	$10.45	$8.49	$14.23

Class B
Net assets	$14	N/A	$894	$417	$36	N/A	$1,018
Shares outstanding (no par value), unlimited shares authorized	1	N/A	39	32	3	N/A	70
Net asset value per share	$11.94	N/A	$23.06	$12.86	$10.52	N/A	$14.44

(a) Investments - unaffiliated, at cost	$253,235	$511,546	$1,228,626	$1,000,807	$1,069,013	$133,504	$1,377,218
(b) Investments - affiliated, at cost	17,729	199,203	199,545	110,364	35,753	16,319	27,717

(c) Total investments, at cost	$270,964	$710,749	$1,428,171	$1,111,171	$1,104,766	$149,823	$1,404,935

(d) Including value of securities on loan	$46,571	$7,686	$234,209	$132,697	$89,829	$12,332	$56,574
(e) Foreign currency, at cost	–	6,409	–	–	489	175	–
(f) Proceeds from securities sold short	–	57,537	–	–	–	–	–
(g) Premiums from options written	–	660	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund
Assets
Investments - unaffiliated, at value (a) (d)	$2,269,465	$5,676,262	$1,512,490	$2,465,984	$346,150	$405,808	$161,806
Investments - affiliated, at value (b)	6,941	21,877	–	51,674	1,573	–	142

Total investments, at value (c)	2,276,406	5,698,139	1,512,490	2,517,658	347,723	405,808	161,948
Cash	1,453	7,889	14,510	2,142	86	–	28
Foreign currency (e)	4,998	8,387	–	–	–	–	–
Receivable for investments sold	78,420	1,008,513	4,832	–	–	1,218	497
Receivable for fund shares sold	562	2,077	500	1,000	213	599	39
Receivable for treasury roll transactions	1,015,652	–	–	–	–	–	–
Receivable from adviser	–	57	–	–	17	21	–
Receivable for dividends and interest	10,350	27,615	7,560	37,112	541	377	309
Receivable for variation margin on financial derivative instruments	361	2,264	–	–	–	–	–
Receivable for deposits with brokers and counterparties	2,685	2,603	179	1,835	–	–	–
Unrealized appreciation on forward foreign currency contracts	14,208	69,236	–	–	–	–	–
Unrealized appreciation on OTC swap agreements	3,607	1,102	–	–	–	–	–
OTC swap premiums paid	532	240	–	–	–	–	–
Other assets	–	–	–	–	–	–	–

Total assets	3,409,234	6,828,122	1,540,071	2,559,747	348,580	408,023	162,821

Liabilities
Cash overdraft	–	–	–	–	–	556	–
Payable for reverse repurchase agreements	–	60,531	–	–	–	–	–
Payable for advisory fees	659	1,841	795	882	224	254	78
Payable for administrative fees	135	359	194	203	30	34	13
Payable for 12b-1 fee (Class A)	95	261	91	142	21	23	10
Payable for investment securities purchased	10,245	2,319,831	24,845	2,426	–	–	–
Payable for fund shares redeemed	1,062	2,528	1,466	742	281	201	107
Payable for treasury roll transactions	1,781,032	–	–	–	–	–	–
Payable for interest expense and brokerage charges	–	14	–	–	–	–	–
Payable for trustee fees	86	172	24	68	7	5	9
Payable for other expenses	9	15	72	8	2	1	1
Payable for variation margin on financial derivative instruments	1,452	6,886	31	306	–	–	–
Payable for deposits with counterparties	11,120	45,966	–	–	–	–	–
Investment in forward sales commitments, at value (f)	–	–	–	–	–	–	–
Options written, at value (g)	1,749	4,985	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	7,973	20,909	–	–	–	–	–
Unrealized depreciation on OTC swap agreements	13,381	2,618	–	–	–	–	–
OTC swap premiums received	1,442	5,399	–	–	–	–	–
Payable upon return of securities loaned	6,941	21,877	–	183,789	4,137	25,075	49

Total liabilities	1,837,381	2,494,192	27,518	188,566	4,702	26,149	267

Net assets	$1,571,853	$4,333,930	$1,512,553	$2,371,181	$343,878	$381,874	$162,554

Net assets consist of:
Paid-in capital	$1,917,925	$4,499,592	$1,582,372	$2,827,382	$325,252	$415,185	$209,180
Undistributed (excess of distributions over) net investment income (loss)	(30,799)	(35,465)	55,780	2,854	3,030	272	3,247
Accumulated net realized gain (loss)	(271,585)	(22,547)	(13,153)	(100,206)	27,436	(11,066)	(51,497)
Net unrealized appreciation (depreciation) on investments and foreign currency	(43,688)	(107,650)	(112,446)	(358,849)	(11,840)	(22,517)	1,624

	$1,571,853	$4,333,930	$1,512,553	$2,371,181	$343,878	$381,874	$162,554

Class A
Net assets	$1,571,160	$4,316,143	$1,512,553	$2,360,906	$343,812	$381,841	$162,482
Shares outstanding (no par value), unlimited shares authorized	161,367	358,576	149,579	410,237	27,730	37,732	9,214
Net asset value per share	$9.74	$12.04	$10.11	$5.75	$12.40	$10.12	$17.63

Class B
Net assets	$693	$17,787	N/A	$10,275	$66	$33	$72
Shares outstanding (no par value), unlimited shares authorized	71	1,376	N/A	1,554	5	3	4
Net asset value per share	$9.82	$12.93	N/A	$6.61	$12.46	$10.36	$17.74

(a) Investments - unaffiliated, at cost	$2,308,104	$5,783,720	$1,624,991	$2,825,057	$357,990	$428,325	$160,182
(b) Investments - affiliated, at cost	6,941	21,877	–	51,674	1,573	–	142

(c) Total investments, at cost	$2,315,045	$5,805,597	$1,624,991	$2,876,731	$359,563	$428,325	$160,324

(d) Including value of securities on loan	$6,797	$22,529	$–	$351,503	$8,710	$25,634	$48
(e) Foreign currency, at cost	5,054	8,459	–	–	–	–	–
(f) Proceeds from forward sales commitments	–	–	–	–	–	–	–
(g) Premiums from options written	3,019	9,894	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P Competitive Advantage Fund	JNL/S&P Dividend Income & Growth Fund	JNL/S&P International 5 Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Mid 3 Fund	JNL/S&P Total Yield Fund
Assets
Investments - unaffiliated, at value (a) (d)	$631,059	$2,736,076	$4,037,685	$122,388	$2,549,172	$421,442	$2,084,963
Investments - affiliated, at value (b)	11,052	209,785	152,078	1,852	230,550	27,668	188,574

Total investments, at value (c)	642,111	2,945,861	4,189,763	124,240	2,779,722	449,110	2,273,537
Cash	193	–	–	–	–	–	2
Foreign currency (e)	–	–	–	116	–	–	–
Receivable for investments sold	–	–	–	–	1,269	96	–
Receivable for fund shares sold	69	1,031	4,681	58	453	621	6,316
Receivable from adviser	–	–	–	–	–	–	–
Receivable for dividends and interest	1,527	1,421	6,935	399	3,940	380	2,934
Receivable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	–	–	–
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums paid	–	–	–	–	–	–	–
Other assets	–	–	–	–	–	–	–

Total assets	643,900	2,948,313	4,201,379	124,813	2,785,384	450,207	2,282,789

Liabilities
Cash overdraft	–	–	–	–	–	–	–
Payable for advisory fees	446	837	1,196	48	789	186	649
Payable for administrative fees	82	233	328	16	219	37	179
Payable for 12b-1 fee (Class A)	39	164	239	7	155	26	127
Payable for investment securities purchased	–	–	–	246	13,455	–	–
Payable for fund shares redeemed	381	683	5,189	46	633	455	180
Payable for dividends on securities sold short	–	–	–	–	–	–	–
Payable for interest expense and brokerage charges	–	–	–	–	–	–	–
Payable for trustee fees	23	42	75	1	39	3	29
Payable for other expenses	3	10	15	1	9	2	6
Payable for variation margin on financial derivative instruments	–	–	–	–	–	–	–
Deferred foreign capital gains tax liability	–	–	–	–	–	–	–
Investment in forward sales commitments, at value (f)	–	–	–	–	–	–	–
Options written, at value (g)	–	–	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	–	–	–
Unrealized depreciation on OTC swap agreements	–	–	–	–	–	–	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	810	248,799	234,536	1,529	222,157	26,662	186,581

Total liabilities	1,784	250,768	241,578	1,894	237,456	27,371	187,751

Net assets	$642,116	$2,697,545	$3,959,801	$122,919	$2,547,928	$422,836	$2,095,038

Net assets consist of:
Paid-in capital	$542,007	$2,472,291	$3,629,418	$135,519	$2,769,126	$478,745	$2,220,977
Undistributed (excess of distributions over) net investment income (loss)	(2,111)	28,233	120,579	4,117	68,181	3,825	41,575
Accumulated net realized gain (loss)	33,332	271,792	191,794	(3,729)	(100,113)	(12,128)	(96,369)
Net unrealized appreciation (depreciation) on investments and foreign currency	68,888	(74,771)	18,010	(12,988)	(189,266)	(47,606)	(71,145)

	$642,116	$2,697,545	$3,959,801	$122,919	$2,547,928	$422,836	$2,095,038

Class A
Net assets	$641,681	$2,697,114	$3,958,646	$122,919	$2,547,388	$422,825	$2,094,742
Shares outstanding (no par value), unlimited shares authorized	66,562	175,755	280,972	13,375	206,414	42,067	174,071
Net asset value per share	$9.64	$15.35	$14.09	$9.19	$12.34	$10.05	$12.03

Class B
Net assets	$435	$431	$1,155	N/A	$540	$11	$296
Shares outstanding (no par value), unlimited shares authorized	45	28	81	N/A	43	1	24
Net asset value per share	$9.73	$15.44	$14.25	N/A	$12.57	$10.08	$12.14

(a) Investments - unaffiliated, at cost	$562,060	$2,810,847	$4,019,676	$135,367	$2,738,438	$469,048	$2,156,108
(b) Investments - affiliated, at cost	11,052	209,785	152,078	1,852	230,550	27,668	188,574

(c) Total investments, at cost	$573,112	$3,020,632	$4,171,754	$137,219	$2,968,988	$496,716	$2,344,682

(d) Including value of securities on loan	$951	$295,899	$232,485	$1,933	$215,879	$35,162	$188,343
(e) Foreign currency, at cost	–	–	–	116	–	–	–
(f) Proceeds from forward sales commitments	–	–	–	–	–	–	–
(g) Premiums from options written	–	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL/Scout Unconstrained Bond Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short- Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/ Westchester Capital Event Driven Fund	JNL/WMC Balanced Fund
Assets
Investments - unaffiliated, at value (a) (d)	$891,755	$6,878,652	$3,679,608	$1,840,123	$3,963,899	$147,811	$4,783,344
Investments - affiliated, at value (b)	125,533	165,353	189,682	22,936	15,213	–	279,468

Total investments, at value (c)	1,017,288	7,044,005	3,869,290	1,863,059	3,979,112	147,811	5,062,812
Cash	14	1,648	–	–	72	51,220	–
Foreign currency (e)	–	–	–	–	–	–	113
Receivable for investments sold	–	–	–	26	4,665	5,964	37,748
Receivable for fund shares sold	276	4,118	2,373	1,355	929	71	3,299
Receivable from adviser	–	–	–	–	15	–	–
Receivable for dividends and interest	4,365	3,127	997	7,277	5,543	304	13,455
Receivable for variation margin on financial derivative instruments	21	–	–	23	–	–	78
Receivable for deposits with brokers and counterparties	4,470	–	–	–	–	26,690	208
Unrealized appreciation on forward foreign currency contracts	484	–	–	–	–	361	–
Unrealized appreciation on OTC swap agreements	–	–	–	–	–	2,980	–
OTC swap premiums paid	–	–	–	–	–	–	–
Other assets	–	–	–	–	–	–	–

Total assets	1,026,918	7,052,898	3,872,660	1,871,740	3,990,336	235,401	5,117,713

Liabilities
Cash overdraft	–	–	–	95	–	–	2
Payable for advisory fees	522	3,219	2,208	624	2,048	179	1,761
Payable for administrative fees	122	547	308	156	329	24	394
Payable for 12b-1 fee (Class A)	57	409	219	110	240	12	291
Payable for investment securities purchased	5,193	7,161	1,207	–	5,977	214	199,506
Payable for fund shares redeemed	346	2,403	1,176	793	1,657	81	2,110
Payable for dividends on securities sold short	–	–	–	–	–	32	–
Payable for interest expense and brokerage charges	–	–	–	–	–	8	–
Payable for trustee fees	5	116	82	52	79	1	94
Payable for other expenses	3	20	10	6	12	14	15
Payable for variation margin on financial derivative instruments	–	–	–	52	–	–	42
Payable for deposits from counterparties	–	–	–	–	–	–	–
Investment in forward sales commitments, at value (f)	–	–	–	–	–	–	36,341
Investment in securities sold short, at value (g)	–	–	–	–	–	33,713	–
Options written, at value (h)	–	–	–	–	–	3,443	–
Unrealized depreciation on forward foreign currency contracts	1,959	–	–	–	–	121	–
Unrealized depreciation on OTC swap agreements	–	–	–	–	–	4,485	–
OTC swap premiums received	–	–	–	–	–	–	–
Payable upon return of securities loaned	71,937	180,249	159,641	39,144	17,324	–	50,565

Total liabilities	80,144	194,124	164,851	41,032	27,666	42,327	291,121

Net assets	$946,774	$6,858,774	$3,707,809	$1,830,708	$3,962,670	$193,074	$4,826,592

Net assets consist of:
Paid-in capital	$972,754	$5,300,122	$2,941,888	$1,864,515	$3,366,704	$199,770	$4,240,775
Undistributed (excess of distributions over) net investment income (loss)	10,601	(102)	(885)	19,599	76,417	1,599	77,840
Accumulated net realized gain (loss)	(13,272)	28,814	22,164	(41,940)	315,305	(474)	162,074
Net unrealized appreciation (depreciation) on investments and foreign currency	(23,309)	1,529,940	744,642	(11,466)	204,244	(7,821)	345,903

	$946,774	$6,858,774	$3,707,809	$1,830,708	$3,962,670	$193,074	$4,826,592

Class A
Net assets	$946,774	$6,783,994	$3,635,887	$1,830,411	$3,961,778	$193,074	$4,825,207
Shares outstanding (no par value), unlimited shares authorized	98,942	197,319	96,015	186,624	256,107	20,333	231,663
Net asset value per share	$9.57	$34.38	$37.87	$9.81	$15.47	$9.50	$20.83

Class B
Net assets	N/A	$74,780	$71,922	$297	$892	N/A	$1,385
Shares outstanding (no par value), unlimited shares authorized	N/A	2,122	1,833	30	56	N/A	65
Net asset value per share	N/A	$35.24	$39.23	$9.90	$16.02	N/A	$21.39

(a) Investments - unaffiliated, at cost	$914,197	$5,348,696	$2,934,965	$1,851,557	$3,759,649	$154,646	$4,437,533
(b) Investments - affiliated, at cost	125,533	165,353	189,682	22,936	15,213	–	279,468

(c) Total investments, at cost	$1,039,730	$5,514,049	$3,124,647	$1,874,493	$3,774,862	$154,646	$4,717,001

(d) Including value of securities on loan	$77,312	$262,234	$241,363	$38,389	$116,360	$–	$252,849
(e) Foreign currency, at cost	–	–	–	–	–	–	113
(f) Proceeds from forward sales commitments	–	–	–	–	–	–	36,313
(g) Proceeds from securities sold short	–	–	–	–	–	32,530	–
(h) Premiums from options written	–	–	–	–	–	4,905	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2015

	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Assets
Investments - unaffiliated, at value (a) (d)	$1,323,926	$1,639,226
Investments - affiliated, at value (b)	–	36,294

Total investments, at value (c)	1,323,926	1,675,520
Cash	255,863	75
Foreign currency (e)	–	–
Receivable for investments sold	18	390
Receivable for fund shares sold	2,211	508
Receivable from adviser	284	–
Receivable for dividends and interest	1,663	2,630
Receivable for variation margin on financial derivative instruments	–	–
Unrealized appreciation on forward foreign currency contracts	–	–
Unrealized appreciation on OTC swap agreements	–	–
OTC swap premiums paid	–	–
Other assets	–	–

Total assets	1,583,965	1,679,123

Liabilities
Cash overdraft	–	–
Payable for advisory fees	348	675
Payable for administrative fees	134	143
Payable for 12b-1 fee (Class A)	95	98
Payable for investment securities purchased	5,371	9,232
Payable for fund shares redeemed	8,671	1,088
Payable for dividends on securities sold short	–	–
Payable for interest expense and brokerage charges	–	–
Payable for trustee fees	57	59
Payable for other expenses	5	6
Payable for variation margin on financial derivative instruments	–	–
Deferred foreign capital gains tax liability	–	–
Investment in forward sales commitments, at value (f)	–	–
Options written, at value (g)	–	–
Unrealized depreciation on forward foreign currency contracts	–	–
Unrealized depreciation on OTC swap agreements	–	–
OTC swap premiums received	–	–
Payable upon return of securities loaned	–	13,846

Total liabilities	14,681	25,147

Net assets	$1,569,284	$1,653,976

Net assets consist of:
Paid-in capital	$1,569,303	$1,313,880
Undistributed (excess of distributions over) net investment income (loss)	(54)	19,330
Accumulated net realized gain (loss)	35	5,175
Net unrealized appreciation (depreciation) on investments and foreign currency	–	315,591

	$1,569,284	$1,653,976

Class A
Net assets	$1,562,631	$1,623,060
Shares outstanding (no par value), unlimited shares authorized	1,562,648	78,946
Net asset value per share	$1.00	$20.56

Class B
Net assets	$6,653	$30,916
Shares outstanding (no par value), unlimited shares authorized	6,654	1,470
Net asset value per share	$1.00	$21.03

(a) Investments - unaffiliated, at cost	$1,323,926	$1,323,608
(b) Investments - affiliated, at cost	–	36,294

(c) Total investments, at cost	$1,323,926	$1,359,902

(d) Including value of securities on loan	$–	$68,640
(e) Foreign currency, at cost	–	–
(f) Proceeds from forward sales commitments	–	–
(g) Premiums from options written	–	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL/AB Dynamic Asset Allocation Fund(b)	JNL/AQR Managed Futures Strategy Fund(b)	JNL/BlackRock Global Allocation Fund(b)		JNL/BlackRock Large Cap Select Growth Fund	JNL/BlackRock Natural Resources Fund	JNL/Boston Partners Global Long Short Equity Fund	JNL/Brookfield Global Infrastructure and MLP Fund
Investment income
Dividends (a)	$329	$52	$43,262		$9,158	$14,507	$9,404	$29,032
Foreign taxes withheld	–	–	(1,640)		(28)	(229)	(519)	(782)
Interest	7	273	26,090		–	211	–	–
Securities lending (a)	16	–	1,408		121	324	17	629

Total investment income	352	325	69,120		9,251	14,813	8,902	28,879

Expenses
Advisory fees	221	5,931	25,745		8,588	5,691	5,574	8,905
Administrative fees	44	1,180	5,375		1,434	1,348	697	1,683
12b-1 fees (Class A)	59	1,262	7,212		2,868	1,796	929	2,244
Licensing fees	–	–	–		–	–	–	–
Legal fees	–	2	15		5	4	2	5
Trustee fees	–	17	47		17	23	5	17
Dividends on securities sold short	–	–	173		–	–	2,088	–
Interest expense	–	–	12		–	–	1,156	–
Other expenses	1	29	90		17	14	12	16

Total expenses	325	8,421	38,669		12,929	8,876	10,463	12,870

Expense waiver	–	–	–		–	–	–	–

Net expenses	325	8,421	38,669		12,929	8,876	10,463	12,870

Net investment income (loss)	27	(8,096)	30,451		(3,678)	5,937	(1,561)	16,009

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(587)	1	15,252	(c)	53,000	(57,966)	2,651	(74,020)
Affiliated investments	–	–	–		–	–	–	–
Swap agreements	104	(11,479)	3,152		–	–	6,594	–
Foreign currency related items	(225)	4,747	41,436		–	449	(2,604)	(435)
Futures contracts	58	49,442	15,215		–	–	–	–
Written option contracts	26	–	11,045		–	–	610	–
Investment securities sold short	–	–	(116)		–	–	11,021	–
Brokerage commissions recaptured	–	–	38		11	1	–	166
Net change in unrealized appreciation (depreciation) on:
Investments	(371)	(22)	(162,347	)(d)	38,490	(155,313)	(4,868)	(158,406)
OTC swap agreements	(113)	(2,290)	(1,194)		–	–	1,278	–
Foreign currency related items	68	(6,046)	(17,608)		–	1	150	(33)
Futures contracts and centrally cleared swap agreements	(45)	(18,382)	(4)		–	–	–	–
Written option contracts	–	–	6,521		–	–	1,173	–
Investment securities sold short	–	–	288		–	–	12,702	–

Net realized and unrealized gain (loss)	(1,085)	15,971	(88,322)		91,501	(212,828)	28,707	(232,728)

Net increase (decrease) in net assets from operations	$(1,058)	$7,875	$(57,871)		$87,823	$(206,891)	$27,146	$(216,719)

(a) Income from affiliated investments.	$11	$52	$1,408		$138	$343	$7	$635
(b) Consolidated Statement of Operations.
(c) Net of foreign capital gains taxes.
(d) Net of deferred foreign capital gains taxes.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL/Capital Guardian Global Balanced Fund	JNL/Capital Guardian Global Diversified Research Fund	JNL/Causeway International Value Select Fund	JNL/DFA U.S. Core Equity Fund	JNL/ DoubleLine Shiller Enhanced CAPE Fund(b)	JNL/Eastspring Investments Asia ex-Japan Fund		JNL/Eastspring Investments China-India Fund
Investment income
Dividends (a)	$7,264	$8,726	$19,582	$13,511	$11	$3,805		$10,568
Foreign taxes withheld	(400)	(400)	(1,352)	(2)	–	(317)		(488)
Interest	3,855	–	–	–	778	–		–
Securities lending (a)	193	172	551	314	–	36		42

Total investment income	10,912	8,498	18,781	13,823	789	3,524		10,122

Expenses
Advisory fees	3,130	3,182	4,669	4,196	262	1,221		3,830
Administrative fees	722	666	1,086	727	53	204		804
12b-1 fees (Class A)	962	887	1,447	1,452	70	271		851
Licensing fees	–	–	–	–	–	–		–
Legal fees	2	2	2	3	–	1		2
Trustee fees	7	6	9	10	–	2		6
Dividends on securities sold short	–	–	–	–	–	–		–
Short holdings borrowing fees	–	–	–	–	–	–		–
Other expenses	20	11	19	10	2	26		28

Total expenses	4,843	4,754	7,232	6,398	387	1,725		5,521

Expense waiver	(29)	(28)	–	(563)	–	–		–

Net expenses	4,814	4,726	7,232	5,835	387	1,725		5,521

Net investment income (loss)	6,098	3,772	11,549	7,988	402	1,799		4,601

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	23,740	64,997	(38,163)	21,127	(79)	(2,707	)(c)	12,602	(c)
Affiliated investments	–	–	–	–	–	–		–
Swap agreements	–	–	–	–	6,001	–		–
Foreign currency related items	156	(82)	(2,873)	–	–	(19)		(363)
Futures contracts	–	–	111	–	–	–		–
Written option contracts	–	–	–	–	–	–		–
Investment securities sold short	–	–	–	–	–	–		–
Brokerage commissions recaptured	7	3	8	–	–	–		–
Net change in unrealized appreciation (depreciation) on:
Investments	(37,780)	(59,656)	8,174	(48,066)	(969)	(23,012	)(d)	(42,073	)(d)
OTC swap agreements	–	–	–	–	5,691	–		–
Foreign currency related items	251	5	513	–	–	(4)		(14)
Futures contracts and centrally cleared swap agreements	–	–	–	–	–	–		–
Written option contracts	–	–	–	–	–	–		–
Investment securities sold short	–	–	–	–	–	–		–

Net realized and unrealized gain (loss)	(13,626)	5,267	(32,230)	(26,939)	10,644	(25,742)		(29,848)

Net increase (decrease) in net assets from operations	$(7,528)	$9,039	$(20,681)	$(18,951)	$11,046	$(23,943)		$(25,247)

(a) Income from affiliated investments.	$204	$185	$457	$176	$11	$36		$44
(b) Period from September 28, 2015 (commencement of operations).
(c) Net of foreign capital gains taxes.
(d) Net of deferred foreign capital gains taxes.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL/Franklin Templeton Global Growth Fund		JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund
Investment income
Dividends (a)	$31,370		$101	$61,871	$12,792	$27,655	$21	$6
Foreign taxes withheld	(1,517)		(1,269)	(866)	(862)	(1,056)	–	(262)
Interest	–		98,331	71,873	–	5,531	30,635	32,514
Securities lending (a)	1,036		464	2,171	364	212	115	51

Total investment income	30,889		97,627	135,049	12,294	32,342	30,771	32,309

Expenses
Advisory fees	7,518		14,623	15,871	4,912	8,756	6,230	3,772
Administrative fees	1,742		3,033	2,562	778	1,215	1,096	787
12b-1 fees (Class A)	2,322		4,044	5,123	1,037	2,429	2,191	1,049
Licensing fees	–		–	–	–	–	–	–
Legal fees	5		8	33	2	8	5	2
Trustee fees	16		28	36	6	17	14	8
Dividends on securities sold short	–		–	–	–	–	–	–
Short holdings borrowing fees	–		–	–	–	–	–	–
Other expenses	23		32	50	10	24	15	15

Total expenses	11,626		21,768	23,675	6,745	12,449	9,551	5,633

Expense waiver	–		(449)	–	–	–	(32)	(31)

Net expenses	11,626		21,319	23,675	6,745	12,449	9,519	5,602

Net investment income (loss)	19,263		76,308	111,374	5,549	19,893	21,252	26,707

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	54,933	(b)	(125,057)	(132,249)	10,827	71,783	1,850	(59,658)
Affiliated investments	–		–	–	–	–	–	–
Swap agreements	–		(8,487)	–	–	–	1,203	(2,787)
Foreign currency related items	(185)		130,255	(1,891)	(14)	12,553	7,117	(2,958)
Futures contracts	–		–	–	–	–	3,257	(2,159)
Written option contracts	–		–	–	–	–	–	–
Investment securities sold short	–		–	–	–	–	–	–
Brokerage commissions recaptured	10		–	12	–	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(145,962	)(c)	(75,064)	(166,382)	(3,171)	(155,215)	(31,573)	(27,277)
OTC swap agreements	–		(1,108)	–	–	–	(475)	(3,035)
Foreign currency related items	(13)		(88,222)	579	(16)	(4,322)	(2,872)	1,514
Futures contracts and centrally cleared swap agreements	–		(138)	–	–	–	3,202	(350)
Written option contracts	–		–	–	–	–	–	–
Investment securities sold short	–		–	–	–	–	–	–

Net realized and unrealized gain (loss)	(91,217)		(167,821)	(299,931)	7,626	(75,201)	(18,291)	(96,710)

Net increase (decrease) in net assets from operations	$(71,954)		$(91,513)	$(188,557)	$13,175	$(55,308)	$2,961	$(70,003)

(a) Income from affiliated investments.	$1,048		$565	$2,251	$379	$247	$99	$44
(b) Net of foreign capital gains taxes.
(c) Net of deferred foreign capital gains taxes.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Harris Oakmark Global Equity Fund(b)	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund
Investment income
Dividends (a)	$19,836	$9,183	$1,088	$61,787	$39,263	$9,805	$7,860
Foreign taxes withheld	(2)	(58)	(70)	(2,140)	(2,467)	(8)	(53)
Interest	–	–	–	–	–	–	–
Securities lending (a)	181	37	2	363	591	42	42

Total investment income	20,015	9,162	1,020	60,010	37,387	9,839	7,849

Expenses
Advisory fees	8,743	2,994	422	14,422	9,597	7,177	3,931
Administrative fees	1,242	569	75	3,085	2,318	1,093	582
12b-1 fees (Class A)	2,438	758	99	4,112	3,089	2,183	1,163
Licensing fees	–	–	–	–	–	–	–
Legal fees	5	2	–	8	7	5	2
Trustee fees	17	5	–	28	22	15	8
Dividends on securities sold short	–	2,592	–	–	–	–	–
Short holdings borrowing fees	–	891	–	–	–	–	–
Other expenses	17	4	3	30	25	15	7

Total expenses	12,462	7,815	599	21,685	15,058	10,488	5,693

Expense waiver	(185)	–	–	(6)	(6)	(63)	(6)

Net expenses	12,277	7,815	599	21,679	15,052	10,425	5,687

Net investment income (loss)	7,738	1,347	421	38,331	22,335	(586)	2,162

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	51,886	35,294	(419)	138,007	41,671	104,724	15,751
Affiliated investments	–	–	–	–	–	–	–
Swap agreements	–	–	–	–	–	–	–
Foreign currency related items	–	–	48	(155)	(1,332)	(13)	242
Futures contracts	–	–	–	–	–	–	–
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	991	–	–	–	–	–
Brokerage commissions recaptured	55	25	–	205	18	31	16
Net change in unrealized appreciation (depreciation) on:
Investments	(169,934)	(46,383)	(5,496)	(204,170)	(127,540)	(65,540)	(70,448)
OTC swap agreements	–	–	–	–	–	–	–
Foreign currency related items	–	–	86	(12)	14	–	(2)
Futures contracts and centrally cleared swap agreements	–	–	–	–	–	–	–
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	1,266	–	–	–	–	–

Net realized and unrealized gain (loss)	(117,993)	(8,807)	(5,781)	(66,125)	(87,169)	39,202	(54,441)

Net increase (decrease) in net assets from operations	$(110,255)	$(7,460)	$(5,360)	$(27,794)	$(64,834)	$38,616	$(52,279)

(a) Income from affiliated investments.	$45	$3	$1	$311	$552	$31	$35
(b) Period from April 27, 2015 (commencement of operations).

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund(b)	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund		JNL/Mellon Capital Emerging Markets Index Fund		JNL/Mellon Capital European 30 Fund
Investment income
Dividends (a)	$8,265	$37,172	$8,629	$41	$37,142		$25,922		$13,902
Foreign taxes withheld	–	(881)	(6)	–	(4,181)		(2,782)		(879)
Net Interest (amortization)	–	12,738	–	37,146	–		(61)		–
Securities lending (a)	987	118	2,358	6	348		309		438

Total investment income	9,252	49,147	10,981	37,193	33,309		23,388		13,461

Expenses
Advisory fees	9,487	23,073	9,892	5,374	9,990		3,380		1,190
Administrative fees	1,167	4,128	1,574	1,400	1,723		1,341		749
12b-1 fees (Class A)	2,333	5,504	3,149	2,798	2,297		1,788		807
Licensing fees	–	–	–	–	–		164		–
Legal fees	5	12	6	5	5		4		2
Trustee fees	14	40	20	17	18		13		5
Dividends on securities sold short	–	–	–	–	–		–		–
Short holdings borrowing fees	–	–	–	–	–		–		–
Other expenses	14	80	21	17	52		38		7

Total expenses	13,020	32,837	14,662	9,611	14,085		6,728		2,760

Expense waiver	(131)	–	–	–	(100)		(74)		–

Net expenses	12,889	32,837	14,662	9,611	13,985		6,654		2,760

Net investment income (loss)	(3,637)	16,310	(3,681)	27,582	19,324		16,734		10,701

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	37,907	12,727	130,860	1,457	(102,294	)(c)	(50,747	)(c)	(17,714)
Affiliated investments	–	–	–	–	–		–		–
Swap agreements	–	–	–	–	–		–		–
Foreign currency related items	–	4,671	(1)	–	(235)		(1,100)		(145)
Futures contracts	–	(1,694)	–	–	–		(4,170)		–
Written option contracts	–	13,880	–	–	–		–		–
Investment securities sold short	–	–	–	–	–		–		–
Brokerage commissions recaptured	39	465	31	–	27		–		–
Net change in unrealized appreciation (depreciation) on:
Investments	(79,004)	(295,423)	(109,131)	(25,293)	(146,743	)(d)	(120,398	)(d)	(16,396)
OTC swap agreements	–	–	–	–	–		–		–
Foreign currency related items	–	(34)	–	–	(10)		23		(13)
Futures contracts and centrally cleared swap agreements	–	–	–	–	–		36		–
Written option contracts	–	327	–	–	–		–		–
Investment securities sold short	–	–	–	–	–		–		–

Net realized and unrealized gain (loss)	(41,058)	(265,081)	21,759	(23,836)	(249,255)		(176,356)		(34,268)

Net increase (decrease) in net assets from operations	$(44,695)	$(248,771)	$18,078	$3,746	$(229,931)		$(159,622)		$(23,567)

(a) Income from affiliated investments.	$572	$137	$1,200	$42	$169		$315		$381
(b) Consolidated Statement of Operations.
(c) Net of foreign capital gains taxes.
(d) Net of deferred foreign capital gains taxes.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL/Mellon Capital Pacific Rim 30 Fund	JNL/Mellon Capital S&P 500 Index Fund	JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Utilities Sector Fund
Investment income
Dividends (a)	$5,849	$96,960	$32,713	$25,573	$75,121	$25	$1,677
Foreign taxes withheld	(186)	–	–	(3)	(4,218)	–	–
Interest (a)	–	–	–	–	–	24,434	–
Securities lending (a)	85	879	1,195	4,785	1,818	102	4

Total investment income	5,748	97,839	33,908	30,355	72,721	24,561	1,681

Expenses
Advisory fees	671	10,798	5,070	4,631	5,971	2,760	158
Administrative fees	406	4,559	2,063	1,873	3,529	1,014	69
12b-1 fees (Class A)	436	9,186	4,105	3,708	4,641	2,022	93
Licensing fees	–	923	413	201	412	–	4
Legal fees	1	19	8	8	10	4	–
Trustee fees	3	55	28	26	31	13	1
Dividends on securities sold short	–	–	–	–	–	–	–
Short holdings borrowing fees	–	–	–	–	–	–	–
Other expenses	4	55	26	25	35	12	1

Total expenses	1,521	25,595	11,713	10,472	14,629	5,825	326

Expense waiver	–	(462)	–	–	–	–	–

Net expenses	1,521	25,133	11,713	10,472	14,629	5,825	326

Net investment income (loss)	4,227	72,706	22,195	19,883	58,092	18,736	1,355

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	5,131	114,379	147,292	211,181	1,722	1,834	937
Affiliated investments	–	(15)	–	–	455	43	–
Swap agreements	–	–	–	–	–	–	–
Foreign currency related items	(25)	–	–	–	(4,231)	–	–
Futures contracts	–	5,641	(1,820)	(1,622)	3,053	–	–
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–	–
Brokerage commissions recaptured	–	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(6,632)	(126,207)	(226,717)	(305,694)	(80,972)	(23,505)	(5,493)
OTC swap agreements	–	–	–	–	–	–	–
Foreign currency related items	4	–	–	–	643	–	–
Futures contracts and centrally cleared swap agreements	–	(179)	(490)	(648)	(1,595)	–	–
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–	–

Net realized and unrealized gain (loss)	(1,522)	(6,381)	(81,735)	(96,783)	(80,925)	(21,628)	(4,556)

Net increase (decrease) in net assets from operations	$2,705	$66,325	$(59,540)	$(76,900)	$(22,833)	$(2,892)	$(3,201)

(a) Income from affiliated investments.	$42	$751	$1,211	$4,797	$2,097	$134	$4

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL/Morgan Stanley Mid Cap Growth Fund	JNL Multi- Manager Alternative Fund(b)	JNL Multi- Manager Small Cap Growth Fund	JNL Multi- Manager Small Cap Value Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/ Oppenheimer Emerging Markets Innovator Fund(b)		JNL/ Oppenheimer Global Growth Fund
Investment income
Dividends (a)	$572	$3,805	$5,378	$17,545	$4,009	$964		$24,289
Foreign taxes withheld	(5)	(119)	(1)	(41)	–	(100)		(692)
Interest	–	5,440	–	326	25,414	–		–
Securities lending (a)	440	36	1,264	917	334	210		1,352

Total investment income	1,007	9,162	6,641	18,747	29,757	1,074		24,949

Expenses
Advisory fees	1,746	7,381	9,235	8,597	4,496	766		8,985
Administrative fees	350	843	1,375	1,112	1,158	104		2,171
12b-1 fees (Class A)	465	844	2,747	2,222	1,544	139		2,893
Licensing fees	–	–	–	–	–	–		–
Legal fees	1	2	6	5	3	–		6
Trustee fees	3	4	22	18	10	1		19
Dividends on securities sold short	–	1,044	–	–	–	–		–
Short holdings borrowing fees	–	462	–	–	–	–		–
Other expenses	4	14	22	15	22	5		24

Total expenses	2,569	10,594	13,407	11,969	7,233	1,015		14,098

Expense waiver	(14)	(1,734)	–	–	–	–		(38)

Net expenses	2,555	8,860	13,407	11,969	7,233	1,015		14,060

Net investment income (loss)	(1,548)	302	(6,766)	6,778	22,524	59		10,889

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(4,619)	(21,149)	165,608	85,470	(1,294)	(8,231	)(c)	54,545	(c)
Affiliated investments	–	–	–	–	–	–		–
Swap agreements	–	14,445	–	–	698	–		–
Foreign currency related items	–	1,485	–	105	(172)	(198)		(102)
Futures contracts	–	1,440	–	–	(55)	–		–
Written option contracts	–	2,589	–	–	–	–		–
Investment securities sold short	–	4,399	–	–	–	–		–
Brokerage commissions recaptured	17	10	32	74	–	–		–
Net change in unrealized appreciation (depreciation) on:
Investments	(5,519)	(28,163)	(225,280)	(199,581)	(37,531)	(5,501	)(d)	(30,227	)(d)
OTC swap agreements	–	(2,163)	–	–	–	–		–
Foreign currency related items	–	436	–	2	12	(1)		(10)
Futures contracts and centrally cleared swap agreements	–	159	–	–	3,954	–		–
Written option contracts	–	122	–	–	–	–		–
Investment securities sold short	–	317	–	–	–	–		–

Net realized and unrealized gain (loss)	(10,121)	(26,073)	(59,640)	(113,930)	(34,388)	(13,931)		24,206

Net increase (decrease) in net assets from operations	$(11,669)	$(25,771)	$(66,406)	$(107,152)	$(11,864)	$(13,872)		$35,095

(a) Income from affiliated investments.	$145	$81	$1,286	$958	$84	$5		$1,127
(b) Period from April 27, 2015 (commencement of operations).
(c) Net of foreign capital gains taxes.
(d) Net of deferred foreign capital gains taxes.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund
Investment income
Dividends (a)	$37	$1,851	$–	$7,996	$6,000	$4,997	$4,607
Foreign taxes withheld	(49)	(15)	–	(2)	–	(14)	–
Interest	24,583	139,685	71,657	171,188	–	–	–
Securities lending (a)	12	138	–	2,340	629	343	273

Total investment income	24,583	141,659	71,657	181,522	6,629	5,326	4,880

Expenses
Advisory fees	8,546	22,422	9,631	11,685	2,701	2,553	1,042
Administrative fees	1,746	4,479	2,345	2,702	360	340	189
12b-1 fees (Class A)	3,492	8,993	3,127	5,380	720	658	377
Licensing fees	–	–	–	–	–	–	–
Legal fees	7	18	6	12	1	1	1
Trustee fees	24	60	21	38	5	4	3
Dividends on securities sold short	–	–	–	–	–	–	–
Interest expense	2,471	196	–	–	–	–	–
Inflation compensation on securities sold short	–	–	–	–	–	–	–
Other expenses	1	66	218	44	17	6	8

Total expenses	16,287	36,234	15,348	19,861	3,804	3,562	1,620

Expense waiver	–	(703)	–	–	(210)	(190)	–

Net expenses	16,287	35,531	15,348	19,861	3,594	3,372	1,620

Net investment income (loss)	8,296	106,128	56,309	161,661	3,035	1,954	3,260

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(155,530)	(58,508)	(12,725)	(96,019)	32,185	14,926	22,986
Affiliated investments	–	–	–	–	–	–	–
Swap agreements	(23,374)	(8,410)	–	–	–	–	–
Foreign currency related items	43,799	92,239	–	–	–	–	–
Futures contracts	(12,244)	23,145	(385)	(4,669)	–	–	–
Written option contracts	3,588	27,788	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–	–
Brokerage commissions recaptured	–	–	–	–	12	22	4
Net change in unrealized appreciation (depreciation) on:
Investments	78,903	(130,712)	(63,670)	(247,589)	(67,061)	(37,510)	(42,722)
OTC swap agreements	3,055	5,783	–	–	–	–	–
Foreign currency related items	(3,505)	(7,598)	–	–	–	–	–
Futures contracts and centrally cleared swap agreements	7,897	(35,108)	138	2,540	–	–	–
Written option contracts	1,012	1,730	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–	–

Net realized and unrealized gain (loss)	(56,399)	(89,651)	(76,642)	(345,737)	(34,864)	(22,562)	(19,732)

Net increase (decrease) in net assets from operations	$(48,103)	$16,477	$(20,333)	$(184,076)	$(31,829)	$(20,608)	$(16,472)

(a) Income from affiliated investments.	$12	$138	$–	$1,076	$457	$82	$246

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P Competitive Advantage Fund	JNL/S&P Dividend Income & Growth Fund	JNL/S&P International 5 Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Mid 3 Fund	JNL/S&P Total Yield Fund
Investment income
Dividends (a)	$24,790	$46,744	$148,212	$6,024	$81,380	$7,185	$55,002
Foreign taxes withheld	(842)	–	–	(687)	–	–	–
Interest	–	–	–	–	–	–	–
Securities lending (a)	240	509	421	–	4,808	292	129

Total investment income	24,188	47,253	148,633	5,337	86,188	7,477	55,131

Expenses
Advisory fees	6,092	10,296	15,135	669	9,754	2,276	7,373
Administrative fees	1,124	2,870	4,229	223	2,715	455	2,035
12b-1 fees (Class A)	1,497	5,740	8,503	297	5,430	910	4,069
Licensing fees	–	–	–	–	–	–	–
Legal fees	3	12	18	1	11	2	9
Trustee fees	11	40	59	2	37	5	26
Dividends on securities sold short	–	–	–	–	–	–	–
Short holdings borrowing fees	–	–	–	–	–	–	–
Other expenses	5	37	62	2	36	4	26

Total expenses	8,732	18,995	28,006	1,194	17,983	3,652	13,538

Expense waiver	–	–	–	–	–	–	–

Net expenses	8,732	18,995	28,006	1,194	17,983	3,652	13,538

Net investment income (loss)	15,456	28,258	120,627	4,143	68,205	3,825	41,593

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	101,879	272,821	194,395	(3,516)	(96,986)	(11,835)	(96,296)
Affiliated investments	–	–	–	–	–	–	–
Swap agreements	–	–	–	–	–	–	–
Foreign currency related items	11	–	–	(161)	–	–	–
Futures contracts	–	–	–	–	–	–	–
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–	–
Brokerage commissions recaptured	–	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(111,082)	(270,821)	(316,469)	(5,428)	(367,673)	(54,862)	(98,246)
OTC swap agreements	–	–	–	–	–	–	–
Foreign currency related items	(43)	–	–	(6)	–	–	–
Futures contracts and centrally cleared swap agreements	–	–	–	–	–	–	–
Written option contracts	–	–	–	–	–	–	–
Investment securities sold short	–	–	–	–	–	–	–

Net realized and unrealized gain (loss)	(9,235)	2,000	(122,074)	(9,111)	(464,659)	(66,697)	(194,542)

Net increase (decrease) in net assets from operations	$6,221	$30,258	$(1,447)	$(4,968)	$(396,454)	$(62,872)	$(152,949)

(a) Income from affiliated investments.	$244	$365	$187	$–	$4,811	$293	$131

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL/Scout Unconstrained Bond Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid- Cap Growth Fund	JNL/T. Rowe Price Short- Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/ Westchester Capital Event Driven Fund(b)	JNL/WMC Balanced Fund
Investment income
Dividends (a)	$59	$39,286	$24,291	$31	$77,670	$2,060	$76,401
Foreign taxes withheld	(1)	(53)	(57)	–	(213)	(12)	(243)
Interest	12,116	–	–	27,026	237	176	31,425
Securities lending (a)	182	1,221	1,695	57	313	–	503

Total investment income	12,356	40,454	25,929	27,114	78,007	2,224	108,086

Expenses
Advisory fees	5,087	32,147	24,202	7,195	22,791	1,188	19,858
Administrative fees	1,174	5,695	3,431	1,785	3,720	162	4,566
12b-1 fees (Class A)	1,565	11,430	6,751	3,570	7,487	216	9,218
Licensing fees	–	–	–	–	–	–	–
Legal fees	4	23	14	7	15	–	19
Trustee fees	9	68	44	23	48	1	59
Dividends on securities sold short	–	–	–	–	–	221	–
Short holdings borrowing fees	–	–	–	–	–	96	–
Other expenses	13	68	41	25	47	2	58

Total expenses	7,852	49,431	34,483	12,605	34,108	1,886	33,778

Expense waiver	–	–	–	–	(175)	–	–

Net expenses	7,852	49,431	34,483	12,605	33,933	1,886	33,778

Net investment income (loss)	4,504	(8,977)	(8,554)	14,509	44,074	338	74,308

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	7,142	402,487	325,177	(2,458)	290,099	(7,225)	170,943
Affiliated investments	–	–	–	–	–	–	–
Swap agreements	2,855	–	–	–	–	568	–
Foreign currency related items	(5,026)	(84)	2	1,072	(33)	257	(17)
Futures contracts	2,084	–	–	(43)	–	–	(2,829)
Written option contracts	–	–	–	–	–	5,992	–
Investment securities sold short	–	–	–	–	–	1,131	–
Brokerage commissions recaptured	–	51	47	–	87	–	19
Net change in unrealized appreciation (depreciation) on:
Investments	(21,929)	154,649	(122,952)	(8,639)	(395,785)	(6,835)	(291,166)
OTC swap agreements	–	–	–	–	–	(1,505)	–
Foreign currency related items	(1,344)	2	–	313	(2)	240	(1)
Futures contracts and centrally cleared swap agreements	6,686	–	–	(30)	–	–	145
Written option contracts	–	–	–	–	–	1,462	–
Investment securities sold short	–	–	–	–	–	(1,183)	–

Net realized and unrealized gain (loss)	(9,532)	557,105	202,274	(9,785)	(105,634)	(7,098)	(122,906)

Net increase (decrease) in net assets from operations	$(5,028)	$548,128	$193,720	$4,724	$(61,560)	$(6,760)	$(48,598)

(a) Income from affiliated investments.	$241	$873	$929	$48	$253	$–	$636
(b) Period from April 27, 2015 (commencement of operations).

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2015

	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Investment income
Dividends (a)	$–	$41,431
Foreign taxes withheld	–	(170)
Interest	3,437	–
Securities lending (a)	–	132

Total investment income	3,437	41,393

Expenses
Advisory fees	3,636	8,349
Administrative fees	1,395	1,767
12b-1 fees (Class A)	2,775	3,466
Licensing fees	–	–
Legal fees	5	8
Trustee fees	16	24
Dividends on securities sold short	–	–
Short holdings borrowing fees	–	–
Other expenses	17	23

Total expenses	7,844	13,637

Expense waiver	(4,407)	–

Net expenses	3,437	13,637

Net investment income (loss)	–	27,756

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	34	161,151
Affiliated investments	–	–
Swap agreements	–	–
Foreign currency related items	–	(25)
Futures contracts	–	–
Written option contracts	–	–
Investment securities sold short	–	–
Brokerage commissions recaptured	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	–	(245,486)
OTC swap agreements	–	–
Foreign currency related items	–	(2)
Futures contracts and centrally cleared swap agreements	–	–
Written option contracts	–	–
Investment securities sold short	–	–

Net realized and unrealized gain (loss)	34	(84,362)

Net increase (decrease) in net assets from operations	$34	$(56,606)

(a) Income from affiliated investments.	$—	$140

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Cash Flows (in thousands)

For the Year Ended December 31, 2015

	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/PIMCO Real Return Fund
Cash flows provided by (used in) operating activities
Net decrease in net assets from operations	$(7,460)	$(48,103)
Adjustments to reconcile net decrease in net assets from operations to net cash flow provided by (used in) operating activities:
Purchase of long-term investments	(440,907)	(1,806,943)
Proceeds from sales and maturities of long-term investments	332,848	2,164,557
Net sales of short-term investments	6,831	55,234
Proceeds from securities sold short/forward sales commitments	122,399	190,402
Purchases to cover securities sold short/forward sales commitments	(66,618)	(178,168)
Proceeds from class action settlements	30	-
Increase in receivable for investments sold	(6,396)	(59,845)
Increase (decrease) in payable for investments purchased	(3,039)	1,157
Decrease (increase) in receivable for dividends and interest	(104)	2,096
Increase in payable for dividends on securities sold short	53	-
Increase in payable for interest expense and brokerage charges	100	-
Increase (decrease) in payable for expenses	50	(207)
Increase in receivable for deposits with brokers and counterparties	-	(1,204)
Increase in payable for deposits from counterparties	-	2,264
Net amortization	-	8,184
Net inflation compensation	-	(911)
Net decrease in OTC swap agreements	-	(4,967)
Net decrease in futures contracts and centrally cleared derivatives	-	(21,885)
Proceeds from currency transactions	-	46,429
Change in unrealized (appreciation) depreciation on investments, futures contracts, written options, swap agreements and currency	45,117	(87,362)
Net realized (gain) loss on investments, futures contracts, written options, swap agreements and currency	(36,261)	143,761

Net cash flow provided by (used in) operating activities	(53,357)	404,489
Cash flows provided by (used in) financing activities
Net proceeds (redemptions) from capital share transactions	53,637	(332,335)
Net borrowing from secured financing transactions	-	5,754
Net proceeds from secured borrowing transactions	-	(4,438)
Increase in receivable for treasury roll transactions	-	(233,707)
Increase in payable for treasury roll transactions	-	163,039

Net cash flow provided by (used in) financing activities	53,637	(401,687)

Net increase in cash	280	2,802
Cash at beginning of year	-	3,649

Cash at end of year	$280	$6,451

Supplemental disclosure of operating activities:
Short holding borrowing fees during the year	$891	$-
Interest expense during the year	-	2,471
Supplemental disclosure of non-cash financing activities:
Reinvestment of distributions during the year	$33,621	$61,929

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL/AB Dynamic Asset Allocation Fund(a)	JNL/AQR Managed Futures Strategy Fund(a)	JNL/BlackRock Global Allocation Fund(a)	JNL/BlackRock Large Cap Select Growth Fund	JNL/BlackRock Natural Resources Fund	JNL/ Boston Partners Global Long Short Equity Fund	JNL/ Brookfield Global Infrastructure and MLP Fund
Operations
Net investment income (loss)	$27	$(8,096)	$30,451	$(3,678)	$5,937	$(1,561)	$16,009
Net realized gain (loss)	(624)	42,711	86,022	53,011	(57,516)	18,272	(74,289)
Net change in unrealized appreciation (depreciation)	(461)	(26,740)	(174,344)	38,490	(155,312)	10,435	(158,439)

Net increase (decrease) in net assets from operations	(1,058)	7,875	(57,871)	87,823	(206,891)	27,146	(216,719)

Distributions to shareholders
From net investment income
Class A	–	(51,482)	(74,748)	–	(3,910)	–	(17,519)
Class B	–	(21)	(7)	–	(5)	–	(4)
From net realized gains
Class A	(398)	–	(198,837)	(93,984)	–	–	(34,963)
Class B	–	–	(17)	(27)	–	–	(7)

Total distributions to shareholders	(398)	(51,503)	(273,609)	(94,011)	(3,915)	–	(52,493)

Share transactions[1]
Proceeds from the sale of shares
Class A	25,485	233,005	929,705	624,799	236,574	225,089	337,808
Class B	–	18	111	160	233	–	91
Proceeds in connection with acquisition
Class A	–	47,158	–	–	26,250	–	–
Class B	–	144	–	–	–	–	–
Reinvestment of distributions
Class A	398	51,482	273,585	93,984	3,910	–	52,482
Class B	–	21	24	27	5	–	11
Cost of shares redeemed
Class A	(10,732)	(145,645)	(608,516)	(244,821)	(471,774)	(55,344)	(582,487)
Class B	–	(131)	(28)	(105)	(240)	–	(119)

Net increase (decrease) in net assets from share transactions	15,151	186,052	594,881	474,044	(205,042)	169,745	(192,214)

Net increase (decrease) net assets	13,695	142,424	263,401	467,856	(415,848)	196,891	(461,426)

Net assets beginning of year	20,271	516,467	3,425,346	1,242,699	1,119,400	383,174	1,309,447

Net assets end of year	$33,966	$658,891	$3,688,747	$1,710,555	$703,552	$580,065	$848,021

Undistributed (excess of distributions over) net investment income (loss)	$56	$(40,853)	$7,166	$(29)	$6,345	$(3,846)	$23,148

[1] Share transactions
Shares sold
Class A	2,453	21,901	75,471	21,502	27,045	22,106	23,581
Class B	–	2	9	5	25	–	6
Shares issued in connection with acquisition
Class A	–	4,204	–	–	3,461	–	–
Class B	–	13	–	–	–	–	–
Reinvestment of distributions
Class A	40	5,379	24,362	3,308	496	–	4,440
Class B	–	2	2	1	1	–	1
Shares redeemed
Class A	(1,048)	(13,618)	(49,643)	(8,370)	(50,977)	(5,454)	(41,257)
Class B	–	(13)	(2)	(4)	(27)	–	(8)

Net increase/(decrease)
Class A	1,445	17,866	50,190	16,440	(19,975)	16,652	(13,236)

Class B	–	4	9	2	(1)	–	(1)

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$26,835 (b)	$–	$2,799,638 (c)	$1,365,089	$302,276	$776,047	$813,225
Proceeds from sales of securities	23,173 (b)	–	2,615,866 (c)	988,658	324,696	592,202	1,042,975
Securities sold short covers	–	–	–	–	–	415,158	–
Securities sold short proceeds	–	–	–	–	–	510,275	–

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Amounts include $4,939 and $4,310 of purchases and sales, respectively, of U.S. Government Securities.
(c)	Amounts include $744,508 and $687,008 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL/Capital Guardian Global Balanced Fund	JNL/Capital Guardian Global Diversified Research Fund	JNL/Causeway International Value Select Fund	JNL/DFA U.S. Core Equity Fund	JNL/DoubleLine Shiller Enhanced CAPE Fund(a)		JNL/Eastspring Investments Asia ex-Japan Fund	JNL/Eastspring Investments China-India Fund
Operations
Net investment income (loss)	$6,098	$3,772	$11,549	$7,988	$402		$1,799	$4,601
Net realized gain (loss)	23,903	64,918	(40,917)	21,127	5,922		(2,726)	12,239
Net change in unrealized appreciation (depreciation)	(37,529)	(59,651)	8,687	(48,066)	4,722		(23,016)	(42,087)

Net increase (decrease) in net assets from operations	(7,528)	9,039	(20,681)	(18,951)	11,046		(23,943)	(25,247)

Distributions to shareholders
From net investment income
Class A	(3,545)	(3,941)	(27,744)	(6,213)	–		(2,635)	(3,834)
Class B	(5)	(4)	(26)	(3)	–		(3)	(4)
From net realized gains
Class A	(26,910)	–	–	(25,731)	–		(3,075)	(293)
Class B	(29)	–	–	(10)	–		(3)	–

Total distributions to shareholders	(30,489)	(3,945)	(27,770)	(31,957)	–		(5,716)	(4,131)

Share transactions[1]
Proceeds from the sale of shares
Class A	95,192	136,591	340,800	271,814	164,268		56,457	209,064
Class B	87	86	123	33	–		70	161
Reinvestment of distributions
Class A	30,455	3,941	27,744	31,944	–		5,710	4,127
Class B	34	4	26	13	–		6	4
Cost of shares redeemed
Class A	(103,411)	(122,188)	(154,659)	(224,995)	(9,981)		(63,607)	(202,443)
Class B	(174)	(43)	(138)	(102)	–		(89)	(144)

Net increase (decrease) in net assets from share transactions	22,183	18,391	213,896	78,707	154,287		(1,453)	10,769

Net increase (decrease) net assets	(15,834)	23,485	165,445	27,799	165,333		(31,112)	(18,609)

Net assets beginning of year	472,986	425,801	646,787	693,721	–		141,984	382,115

Net assets end of year	$457,152	$449,286	$812,232	$721,520	$165,333		$110,872	$363,506

Undistributed (excess of distributions over) net investment income	$(356)	$3,533	$8,991	$8,161	$347		$1,706	$4,123

[1] Share transactions
Shares sold
Class A	8,300	4,098	47,564	23,853	15,963		7,275	24,999
Class B	8	2	16	4	–		9	19
Reinvestment of distributions
Class A	2,909	122	4,009	2,955	–		895	550
Class B	3	–	4	1	–		1	1
Shares redeemed
Class A	(9,090)	(3,724)	(20,826)	(20,005)	(917)		(8,388)	(24,961)
Class B	(15)	(1)	(18)	(9)	–		(12)	(18)

Net increase/(decrease)
Class A	2,119	496	30,747	6,803	15,046		(218)	588

Class B	(4)	1	2	(4)	–		(2)	2

Purchase and sales of investment securities (excluding short-term and dollar roll securities):
Purchase of securities	$328,938 (b)	$250,274	$1,055,747	$129,470	$135,157	(c)	$53,937	$271,872
Proceeds from sales of securities	330,498 (b)	249,889	888,888	79,405	9,930	(c)	59,823	255,096

(a)	Period from September 28, 2015 (commencement of operations).
(b)

Amounts include $55,435 and $49,648 of purchases and sales, respectively, of U.S. Government Securities. Amounts exclude $183,332 and $189,959 of purchases and sales, respectively, of dollar roll transaction securities.

(c)	Amounts include $26,665 and $4,107 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund
Operations
Net investment income (loss)	$19,263	$76,308	$111,374	$5,549	$19,893	$21,252	$26,707
Net realized gain (loss)	54,758	(3,289)	(134,128)	10,813	84,336	13,427	(67,562)
Net change in unrealized appreciation (depreciation)	(145,975)	(164,532)	(165,803)	(3,187)	(159,537)	(31,718)	(29,148)

Net increase (decrease) in net assets from operations	(71,954)	(91,513)	(188,557)	13,175	(55,308)	2,961	(70,003)

Distributions to shareholders
From net investment income
Class A	(25,746)	(159,944)	(102,696)	(4,844)	(40,398)	(23,042)	–
Class B	(13)	(22)	(26)	(2)	(19)	(9)	–
From net realized gains
Class A	(28,406)	(5,270)	–	(33,321)	(52,384)	–	–
Class B	(13)	(1)	–	(14)	(23)	–	–

Total distributions to shareholders	(54,178)	(165,237)	(102,722)	(38,181)	(92,824)	(23,051)	–

Share transactions[1]
Proceeds from the sale of shares
Class A	210,247	442,449	458,447	249,108	227,172	492,424	124,892
Class B	57	33	204	37	55	74	37
Proceeds in connection with acquisition
Class A	–	18,461	–	–	–	–	–
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	54,152	165,214	102,696	38,165	92,782	23,042	–
Class B	26	23	26	16	42	9	–
Cost of shares redeemed
Class A	(316,842)	(593,177)	(680,810)	(138,349)	(273,513)	(352,163)	(284,955)
Class B	(134)	(85)	(386)	(84)	(56)	(73)	(19)

Net increase (decrease) in net assets from share transactions	(52,494)	32,918	(119,823)	148,893	46,482	163,313	(160,045)

Net increase (decrease) net assets	(178,626)	(223,832)	(411,102)	123,887	(101,650)	143,223	(230,048)

Net assets beginning of year	1,225,612	2,064,456	2,705,393	449,768	1,229,105	973,753	639,706

Net assets end of year	$1,046,986	$1,840,624	$2,294,291	$573,655	$1,127,455	$1,116,976	$409,658

Undistributed (excess of distributions over) net investment income (loss)	$19,020	$(26,817)	$107,757	$5,661	$23,735	$29,963	$(1,757)

[1] Share transactions
Shares sold
Class A	18,737	38,880	39,890	24,528	18,503	41,425	12,674
Class B	5	3	18	4	4	5	4
Shares issued in connection with acquisition
Class A	–	1,580	–	–	–	–	–
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	5,288	16,488	9,743	4,060	8,520	1,981	–
Class B	2	2	3	2	4	1	–
Shares redeemed
Class A	(28,277)	(52,916)	(59,534)	(13,706)	(22,440)	(29,660)	(29,162)
Class B	(12)	(8)	(34)	(8)	(5)	(6)	(2)

Net increase/(decrease)
Class A	(4,252)	4,032	(9,901)	14,882	4,583	13,746	(16,488)

Class B	(5)	(3)	(13)	(2)	3	–	2

Purchase and sales of investment securities (excluding short-term and dollar roll securities):
Purchase of securities	$240,087	$695,139	$687,786	$205,440	$280,938	$4,356,754 (a)	$551,046 (b)
Proceeds from sales of securities	324,270	899,172	863,977	110,052	301,854	4,289,278 (a)	686,907 (b)

(a)

Amounts include $3,992,338 and $4,062,563 of purchases and sales, respectively, of U.S. Government Securities. Amounts exclude $1,542,392 and $1,558,031 of purchases and sales, respectively, of dollar roll transaction securities.

(b)	Amounts include $201,775 and $225,044 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Harris Oakmark Global Equity Fund(a)	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund
Operations
Net investment income (loss)	$7,738	$1,347	$421	$38,331	$22,335	$(586)	$2,162
Net realized gain (loss)	51,941	36,310	(371)	138,057	40,357	104,742	16,009
Net change in unrealized appreciation (depreciation)	(169,934)	(45,117)	(5,410)	(204,182)	(127,526)	(65,540)	(70,450)

Net increase (decrease) in net assets from operations	(110,255)	(7,460)	(5,360)	(27,794)	(64,834)	38,616	(52,279)

Distributions to shareholders
From net investment income
Class A	(6,808)	–	–	(54,767)	(24,093)	–	(1,955)
Class B	(166)	–	–	(27)	(13)	–	(1)
From net realized gains
Class A	(100,633)	(33,607)	–	(115,505)	–	(113,937)	(16,010)
Class B	(1,773)	(14)	–	(54)	–	(97)	(7)

Total distributions to shareholders	(109,380)	(33,621)	–	(170,353)	(24,106)	(114,034)	(17,973)

Share transactions[1]
Proceeds from the sale of shares
Class A	355,068	186,553	117,533	650,332	518,162	290,156	168,538
Class B	4,475	11	–	219	112	94	40
Proceeds in connection with acquisition
Class A	–	–	–	20,483	–	–	–
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	107,441	33,607	–	170,272	24,093	113,937	17,965
Class B	1,939	14	–	81	13	97	8
Cost of shares redeemed
Class A	(399,179)	(133,137)	(21,030)	(773,930)	(669,031)	(373,205)	(167,620)
Class B	(16,516)	(108)	–	(276)	(181)	(494)	(79)

Net increase (decrease) in net assets from share transactions	53,228	86,940	96,503	67,181	(126,832)	30,585	18,852

Net increase (decrease) net assets	(166,407)	45,859	91,143	(130,966)	(215,772)	(44,833)	(51,400)

Net assets beginning of year	1,284,265	347,459	–	2,037,177	1,544,652	1,105,984	589,009

Net assets end of year	$1,117,858	$393,318	$91,143	$1,906,211	$1,328,880	$1,061,151	$537,609

Undistributed (excess of distributions over) net investment income (loss)	$(30)	$1,341	$498	$31,742	$18,526	$(41)	$2,324

[1] Share transactions
Shares sold
Class A	31,131	15,463	12,562	58,967	39,804	19,051	10,431
Class B	388	1	–	20	8	6	2
Shares issued in connection with acquisition
Class A	–	–	–	1,802	–	–	–
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	11,322	3,066	–	17,518	1,931	8,162	1,214
Class B	203	1	–	8	1	7	1
Shares redeemed
Class A	(34,973)	(11,092)	(2,276)	(71,114)	(54,635)	(25,424)	(10,291)
Class B	(1,579)	(9)	–	(25)	(13)	(31)	(5)

Net increase/(decrease)
Class A	7,480	7,437	10,286	7,173	(12,900)	1,789	1,354

Class B	(988)	(7)	–	3	(4)	(18)	(2)

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$1,152,104	$440,907	$109,434	$1,565,755	$468,860	$825,275	$156,462
Proceeds from sales of securities	1,186,189	332,848	15,680	1,610,369	546,980	922,594	161,524
Securities sold short covers	–	66,618	–	–	–	–	–
Securities sold short proceeds	–	122,399	–	–	–	–	–

(a)	Period from April 27, 2015 (commencement of operations).

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund(a)	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/Mellon Capital Emerging Markets Index Fund	JNL/Mellon Capital European 30 Fund
Operations
Net investment income (loss)	$(3,637)	$16,310	$(3,681)	$27,582	$19,324	$16,734	$10,701
Net realized gain (loss)	37,946	30,049	130,890	1,457	(102, 502)	(56,017)	(17,859)
Net change in unrealized appreciation (depreciation)	(79,004)	(295,130)	(109,131)	(25,293)	(146,753)	(120,339)	(16,409)

Net increase (decrease) in net assets from operations	(44,695)	(248,771)	18,078	3,746	(229,931)	(159,622)	(23,567)

Distributions to shareholders
From net investment income
Class A	–	(18,504)	–	(30,804)	(30,522)	(14,122)	(7,665)
Class B	–	(7)	–	(23)	(17)	(1)	(3)
From net realized gains
Class A	(77,610)	(137,516)	(180,514)	–	(9,895)	–	(10,126)
Class B	(46)	(37)	(36)	–	(5)	–	(4)

Total distributions to shareholders	(77,656)	(156,064)	(180,550)	(30,827)	(40,439)	(14,123)	(17,798)

Share transactions[1]
Proceeds from the sale of shares
Class A	852,341	331,513	946,625	826,567	185,396	590,972	363,716
Class B	249	174	170	514	106	13	12
Proceeds in connection with acquisition
Class A	–	–	–	–	28,884	–	–
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	77,610	156,020	180,514	30,804	40,417	14,122	17,791
Class B	46	44	36	23	22	1	7
Cost of shares redeemed
Class A	(406,336)	(778,938)	(602,876)	(656,720)	(485,362)	(524,616)	(134,384)
Class B	(185)	(170)	(110)	(138)	(134)	(61)	(169)

Net increase (decrease) in net assets from share transactions	523,725	(291,357)	524,359	201,050	(230,671)	80,431	246,973

Net increase (decrease) net assets	401,374	(696,192)	361,887	173,969	(501,041)	(93,314)	205,608

Net assets beginning of year	918,177	3,055,380	1,358,233	1,253,145	1,333,923	805,981	259,518

Net assets end of year	$1,319,551	$2,359,188	$1,720,120	$1,427,114	$832,882	$712,667	$465,126

Undistributed (excess of distributions over) net investment income (loss)	$(25)	$13,200	$1,034	$29,942	$19,022	$15,428	$10,628

[1] Share transactions
Shares sold
Class A	40,514	25,005	28,019	61,019	19,832	61,853	27,754
Class B	12	13	4	36	11	1	1
Shares issued in connection with acquisition
Class A	–	–	–	–	2,732	–	–
Class B	–	–	–	–	–	–	–
Reinvestment of distributions
Class A	4,013	13,358	6,094	2,341	5,188	1,706	1,476
Class B	2	4	1	2	3	–	1
Shares redeemed
Class A	(19,583)	(58,800)	(18,170)	(48,535)	(53,594)	(58,357)	(10,614)
Class B	(9)	(13)	(3)	(10)	(14)	(6)	(14)

Net increase/(decrease)
Class A	24,944	(20,437)	15,943	14,825	(25,842)	5,202	18,616

Class B	5	4	2	28	–	(5)	(12)

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$730,400	$1,801,428	$1,237,867	$349,024 (b)	$174,821	$316,653	$442,337
Proceeds from sales of securities	316,270	2,218,252	904,663	121,248 (b)	395,347	244,421	203,490

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Amounts include $269,217 and $109,424 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL/Mellon Capital Pacific Rim 30 Fund	JNL/Mellon Capital S&P 500 Index Fund	JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Utilities Sector Fund
Operations
Net investment income (loss)	$4,227	$72,706	$22,195	$19,883	$58,092	$18,736	$1,355
Net realized gain (loss)	5,106	120,005	145,472	209,559	999	1,877	937
Net change in unrealized appreciation (depreciation)	(6,628)	(126,386)	(227,207)	(306,342)	(81,924)	(23,505)	(5,493)

Net increase (decrease) in net assets from operations	2,705	66,325	(59,540)	(76,900)	(22,833)	(2,892)	(3,201)

Distributions to shareholders
From net investment income
Class A	(4,730)	(74,922)	(19,194)	(11,018)	(52,623)	(20,604)	(589)
Class B	(6)	(72)	(17)	(81)	(531)	(29)	–
From net realized gains
Class A	(7,768)	(70,706)	(150,924)	(193,884)	–	(3,064)	(237)
Class B	(9)	(60)	(108)	(1,197)	–	(4)	–

Total distributions to shareholders	(12,513)	(145,760)	(170,243)	(206,180)	(53,154)	(23,701)	(826)

Share transactions[1]
Proceeds from the sale of shares
Class A	222,949	2,488,126	825,560	626,419	789,838	538,645	31,942
Class B	52	11,060	4,276	11,001	12,060	1,365	–
Proceeds in connection with acquisition
Class A	–	–	92,685	–	–	–	–
Class B	–	–	150	–	–	–	–
Reinvestment of distributions
Class A	12,498	145,628	170,118	204,902	52,623	23,668	826
Class B	15	132	125	1,278	531	33	–
Cost of shares redeemed
Class A	(161,658)	(1,301,310)	(613,660)	(711,203)	(633,971)	(378,499)	(31,896)
Class B	(245)	(46,646)	(20,525)	(31,887)	(46,680)	(5,449)	–

Net increase (decrease) in net assets from share transactions	73,611	1,296,990	458,729	100,510	174,401	179,763	872

Net increase (decrease) net assets	63,803	1,217,555	228,946	(182,570)	98,414	153,170	(3,155)

Net assets beginning of year	173,175	4,171,307	1,895,244	1,917,801	2,225,408	898,325	46,617

Net assets end of year	$236,978	$5,388,862	$2,124,190	$1,735,231	$2,323,822	$1,051,495	$43,462

Undistributed (excess of distributions over) net investment income	$4,200	$2,059	$3,638	$6,887	$(2,807)	$9,249	$1,355

[1] Share transactions
Shares sold
Class A	14,946	146,291	42,710	35,902	57,785	45,420	2,805
Class B	4	632	220	616	842	111	–
Shares issued in connection with acquisition
Class A	–	–	5,070	–	–	–	–
Class B	–	–	8	–	–	–	–
Reinvestment of distributions
Class A	915	8,699	10,013	13,901	4,160	2,054	79
Class B	1	8	7	85	41	3	–
Shares redeemed
Class A	(11,075)	(75,734)	(31,903)	(40,441)	(45,843)	(31,994)	(2,863)
Class B	(18)	(2,637)	(1,023)	(1,855)	(3,347)	(450)	–

Net increase/(decrease)
Class A	4,786	79,256	25,890	9,362	16,102	15,480	21

Class B	(13)	(1,997)	(788)	(1,154)	(2,464)	(336)	–

Purchase and sales of investment securities (excluding short-term and dollar roll securities):
Purchase of securities	$376,003	$1,465,723	$768,777	$1,474,121	$333,334	$878,310 (a)	$17,582
Proceeds from sales of securities	310,751	223,465	466,712	1,557,042	127,370	813,755 (a)	15,924

(a)

Amounts include $765,359 and $762,421 of purchases and sales, respectively, of U.S. Government Securities. Amounts exclude $513,638 and $396,597 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL/Morgan Stanley Mid Cap Growth Fund	JNL Multi- Manager Alternative Fund(a)	JNL Multi- Manager Small Cap Growth Fund	JNL Multi- Manager Small Cap Value Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/ Oppenheimer Emerging Markets Innovator Fund(a)	JNL/ Oppenheimer Global Growth Fund
Operations
Net investment income (loss)	$(1,548)	$302	$(6,766)	$6,778	$22,524	$59	$10,889
Net realized gain (loss)	(4,602)	3,219	165,640	85,649	(823)	(8,429)	54,443
Net change in unrealized appreciation (depreciation)	(5,519)	(29,292)	(225,280)	(199,579)	(33,565)	(5,502)	(30,237)

Net increase (decrease) in net assets from operations	(11,669)	(25,771)	(66,406)	(107,152)	(11,864)	(13,872)	35,095

Distributions to shareholders
From net investment income
Class A	–	–	–	(3,642)	(10,752)	–	(12,809)
Class B	–	–	–	(2)	(2)	–	(10)
From net realized gains
Class A	(9,925)	–	(186,519)	(65,701)	(11,752)	–	(38,652)
Class B	(5)	–	(127)	(26)	(2)	–	(25)

Total distributions to shareholders	(9,930)	–	(186,646)	(69,371)	(22,508)	–	(51,496)

Share transactions[1]
Proceeds from the sale of shares
Class A	99,536	868,196	319,456	240,127	420,135	194,122	535,893
Class B	1	–	125	115	1	–	163
Reinvestment of distributions
Class A	9,925	–	186,519	69,343	22,504	–	51,461
Class B	5	–	127	28	4	–	35
Cost of shares redeemed
Class A	(66,066)	(134,991)	(354,129)	(260,434)	(314,603)	(51,156)	(272,003)
Class B	(117)	–	(389)	(164)	(108)	–	(206)

Net increase (decrease) in net assets from share transactions	43,284	733,205	151,709	49,015	127,933	142,966	315,343

Net increase (decrease) net assets	21,685	707,434	(101,343)	(127,508)	93,561	129,094	298,942

Net assets beginning of year	214,367	–	1,363,071	1,148,500	667,982	–	1,234,239

Net assets end of year	$236,052	$707,434	$1,261,728	$1,020,992	$761,543	$129,094	$1,533,181

Undistributed (excess of distributions over) net investment income (loss)	$(3)	$1,912	$135	$6,864	$20,779	$(4)	$10,592

[1] Share transactions
Shares sold
Class A	7,661	87,732	11,558	16,324	38,246	20,932	35,333
Class B	1	–	5	7	–	–	10
Reinvestment of distributions
Class A	847	–	8,191	5,210	2,139	–	3,601
Class B	–	–	5	2	–	–	2
Shares redeemed
Class A	(5,136)	(13,774)	(13,056)	(17,729)	(28,842)	(5,721)	(18,165)
Class B	(10)	–	(13)	(11)	(10)	–	(13)

Net increase/(decrease)
Class A	3,372	73,958	6,693	3,805	11,543	15,211	20,769

Class B	(9)	–	(3)	(2)	(10)	–	(1)

Purchase and sales of investment securities (excluding short-term and dollar roll securities):
Purchase of securities	$75,223	$1,211,845 (b)	$1,834,493	$1,451,479	$896,729 (c)	$163,571	$502,412
Proceeds from sales of securities	53,062	762,279 (b)	1,917,061	1,426,648	757,085 (c)	34,852	244,636

(a)	Period from April 27, 2015 (commencement of operations).
(b)	Amounts include $63,760 and $38,119 of purchases and sales, respectively, of U.S. Government Securities.
(c)

Amounts include $314,7448 and $309,383 of purchases and sales, respectively, of U.S. Government Securities. Amounts exclude $2,741,149 and $2,680,371 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund
Operations
Net investment income (loss)	$8,296	$106,128	$56,309	$161,661	$3,035	$1,954	$3,260
Net realized gain (loss)	(143,761)	76,254	(13,110)	(100,688)	32,197	14,948	22,990
Net change in unrealized appreciation (depreciation)	87,362	(165,905)	(63,532)	(245,049)	(67,061)	(37,510)	(42,722)

Net increase (decrease) in net assets from operations	(48,103)	16,477	(20,333)	(184,076)	(31,829)	(20,608)	(16,472)

Distributions to shareholders
From net investment income
Class A	(61,901)	(129,935)	(58,728)	(157,086)	(2,586)	(2,001)	–
Class B	(28)	(533)	–	(624)	(2)	(75)	–
From net realized gains
Class A	–	(82,294)	–	(5,335)	(45,316)	(24,246)	–
Class B	–	(316)	–	(21)	(31)	(664)	–

Total distributions to shareholders	(61,929)	(213,078)	(58,728)	(163,066)	(47,935)	(26,986)	–

Share transactions[1]
Proceeds from the sale of shares
Class A	298,488	1,321,636	626,267	1,167,115	143,319	349,752	39,487
Class B	124	3,169	–	2,704	8	3,413	375
Reinvestment of distributions
Class A	61,901	212,229	58,728	162,421	47,902	26,247	–
Class B	28	849	–	645	33	739	–
Cost of shares redeemed
Class A	(630,084)	(1,563,557)	(705,049)	(1,352,800)	(159,221)	(158,867)	(73,364)
Class B	(167)	(3,474)	–	(3,613)	(192)	(17,696)	(1,202)

Net increase (decrease) in net assets from share transactions	(269,710)	(29,148)	(20,054)	(23,528)	31,849	203,588	(34,704)

Net increase (decrease) net assets	(379,742)	(225,749)	(99,115)	(370,670)	(47,915)	155,994	(51,176)

Net assets beginning of year	1,951,595	4,559,679	1,611,668	2,741,851	391,793	225,880	213,730

Net assets end of year	$1,571,853	$4,333,930	$1,512,553	$2,371,181	$343,878	$381,874	$162,554

Undistributed (excess of distributions over) net investment income (loss)	$(30,799)	$(35,465)	$55,780	$2,854	$3,030	$272	$3,247

[1] Share transactions
Shares sold
Class A	28,606	103,626	57,999	174,798	9,370	30,365	2,105
Class B	12	231	–	358	–	296	20
Reinvestment of distributions
Class A	6,323	17,583	5,741	28,445	3,673	2,586	–
Class B	3	66	–	98	3	72	–
Shares redeemed
Class A	(60,068)	(122,723)	(65,498)	(203,246)	(10,510)	(14,003)	(3,908)
Class B	(16)	(255)	–	(481)	(15)	(1,634)	(67)

Net increase/(decrease)
Class A	(25,139)	(1,514)	(1,758)	(3)	2,533	18,948	(1,803)

Class B	(1)	42	–	(25)	(12)	(1,266)	(47)

Purchase and sales of investment securities (excluding short-term and dollar roll securities):
Purchase of securities	$1,977,943(a)	$2,050,715(b)	$563,785	$1,993,807(c)	$165,716	$356,635	$48,800
Proceeds from sales of securities	2,347,037(a)	2,362,375(b)	635,120	2,024,392(c)	178,898	178,912	84,438

(a)	Amounts include $1,221,335 and $1,509,643 of purchases and sales, respectively, of U.S. Government Securities.
(b)	Amounts include $21,588,946 and $20,330,042 of purchases and sales, respectively, of U.S. Government Securities.
(c)	Amounts include $160,548 and $108,514 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P Competitive Advantage Fund	JNL/S&P Dividend Income & Growth Fund	JNL/S&P International 5 Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Mid 3 Fund	JNL/S&P Total Yield Fund
Operations
Net investment income (loss)	$15,456	$28,258	$120,627	$4,143	$68,205	$3,825	$41,593
Net realized gain (loss)	101,890	272,821	194,395	(3,677)	(96,986)	(11,835)	(96,296)
Net change in unrealized appreciation (depreciation)	(111,125)	(270,821)	(316,469)	(5,434)	(367,673)	(54,862)	(98,246)

Net increase (decrease) in net assets from operations	6,221	30,258	(1,447)	(4,968)	(396,454)	(62,872)	(152,949)

Distributions to shareholders
From net investment income
Class A	(39,510)	(19,648)	(97,866)	(1,096)	(29,854)	(699)	(30,451)
Class B	(28)	(4)	(30)	–	(7)	–	(5)
From net realized gains
Class A	(34,338)	(261,419)	(231,076)	–	(320,875)	(6,865)	(252,948)
Class B	(23)	(43)	(67)	–	(67)	(1)	(35)

Total distributions to shareholders	(73,899)	(281,114)	(329,039)	(1,096)	(350,803)	(7,565)	(283,439)

Share transactions[1]
Proceeds from the sale of shares
Class A	123,793	1,334,300	1,389,665	77,382	1,454,204	604,217	994,419
Class B	38	289	155	–	254	–	87
Reinvestment of distributions
Class A	73,848	281,067	328,942	1,096	350,729	7,564	283,399
Class B	51	47	97	–	74	1	40
Cost of shares redeemed
Class A	(336,291)	(1,467,676)	(1,707,086)	(72,996)	(1,146,688)	(283,406)	(663,826)
Class B	(120)	(409)	(192)	–	(389)	(94)	(274)

Net increase (decrease) in net assets from share transactions	(138,681)	147,618	11,581	5,482	658,184	328,282	613,845

Net increase (decrease) net assets	(206,359)	(103,238)	(318,905)	(582)	(89,073)	257,845	177,457

Net assets beginning of year	848,475	2,800,783	4,278,706	123,501	2,637,001	164,991	1,917,581

Net assets end of year	$642,116	$2,697,545	$3,959,801	$122,919	$2,547,928	$422,836	$2,095,038

Undistributed (excess of distributions over) net investment income (loss)	$(2,111)	$28,233	$120,579	$4,117	$68,181	$3,825	$41,575

[1] Share transactions
Shares sold
Class A	10,901	77,020	92,046	7,886	93,385	52,803	69,182
Class B	3	16	10	–	16	–	6
Reinvestment of distributions
Class A	7,551	17,711	23,496	117	27,595	722	23,441
Class B	5	3	7	–	6	–	3
Shares redeemed
Class A	(29,606)	(84,796)	(114,777)	(7,682)	(73,888)	(25,903)	(45,803)
Class B	(10)	(23)	(13)	–	(25)	(9)	(19)

Net increase/(decrease)
Class A	(11,154)	9,935	765	321	47,092	27,622	46,820

Class B	(2)	(4)	4	–	(3)	(9)	(10)

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$198,860	$2,282,196	$2,904,213	$124,260	$2,659,089	$1,126,563	$2,114,266
Proceeds from sales of securities	408,673	2,392,904	3,096,725	115,626	2,272,248	802,326	1,746,021

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL/Scout Unconstrained Bond Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short- Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/ Westchester Capital Event Driven Fund(a)	JNL/WMC Balanced Fund
Operations
Net investment income (loss)	$4,504	$(8,977)	$(8,554)	$14,509	$44,074	$338	$74,308
Net realized gain (loss)	7,055	402,454	325,226	(1,429)	290,153	723	168,116
Net change in unrealized appreciation (depreciation)	(16,587)	154,651	(122,952)	(8,356)	(395,787)	(7,821)	(291,022)

Net increase (decrease) in net assets from operations	(5,028)	548,128	193,720	4,724	(61,560)	(6,760)	(48,598)

Distributions to shareholders
From net investment income
Class A	–	–	–	(16,882)	(32,303)	–	(58,106)
Class B	–	–	–	(3)	(8)	–	(18)
From net realized gains
Class A	–	(432,851)	(305,095)	–	(309,967)	–	(193,630)
Class B	–	(4,689)	(5,877)	–	(68)	–	(55)

Total distributions to shareholders	–	(437,540)	(310,972)	(16,885)	(342,346)	–	(251,809)

Share transactions[1]
Proceeds from the sale of shares
Class A	406,279	2,594,374	1,111,451	596,761	1,179,173	223,509	1,381,239
Class B	–	14,232	12,361	145	151	–	154
Reinvestment of distributions
Class A	–	432,851	305,095	16,882	342,270	–	251,736
Class B	–	4,689	5,877	3	76	–	73
Cost of shares redeemed
Class A	(150,505)	(1,236,075)	(657,153)	(551,981)	(721,192)	(23,675)	(752,841)
Class B	–	(9,843)	(9,643)	(1,081)	(581)	–	(271)

Net increase (decrease) in net assets from share transactions	255,774	1,800,228	767,988	60,729	799,897	199,834	880,090

Net increase (decrease) net assets	250,746	1,910,816	650,736	48,568	395,991	193,074	579,683

Net assets beginning of year	696,028	4,947,958	3,057,073	1,782,140	3,566,679	–	4,246,909

Net assets end of year	$946,774	$6,858,774	$3,707,809	$1,830,708	$3,962,670	$193,074	$4,826,592

Undistributed (excess of distributions over) net investment income (loss)	$10,601	$(102)	$(885)	$19,599	$76,417	$1,599	$77,840

[1] Share transactions
Shares sold
Class A	42,207	72,433	27,008	60,159	69,756	22,768	62,463
Class B	–	396	296	15	8	–	8
Reinvestment of distributions
Class A	–	12,631	8,125	1,717	22,153	–	12,045
Class B	–	134	151	–	5	–	3
Shares redeemed
Class A	(15,601)	(34,905)	(16,100)	(55,649)	(42,620)	(2,435)	(34,127)
Class B	–	(272)	(227)	(108)	(32)	–	(12)

Net increase/(decrease)
Class A	26,606	50,159	19,033	6,227	49,289	20,333	40,381

Class B	–	258	220	(93)	(19)	–	(1)

Purchase and sales of investment securities (excluding short-term and dollar roll securities):
Purchase of securities	$3,258,865 (b)	$3,241,095	$1,394,488	$876,542 (c)	$3,029,928	$393,457	$5,893,059 (d)
Proceeds from sales of securities	3,039,968 (b)	1,960,868	1,014,814	812,066 (c)	2,591,798	273,781	5,194,265 (d)

(a)	Period from April 27, 2015 (commencement of operations).
(b)	Amounts include $2,966,358 and $2,840,851 of purchases and sales, respectively, of U.S. Government Securities.
(c)	Amounts include $298,168 and $272,507 of purchases and sales, respectively, of U.S. Government Securities.
(d)

Amounts include $4,191,875 and $4,222,323 of purchases and sales, respectively, of U.S. Government Securities. Amounts exclude $4,013,827 and $4,020,314 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Operations
Net investment income (loss)	$–	$27,756
Net realized gain (loss)	34	161,126
Net change in unrealized appreciation (depreciation)	–	(245,488)

Net increase (decrease) in net assets from operations	34	(56,606)

Distributions to shareholders
From net investment income
Class A	(12)	(24,520)
Class B	–	(524)
From net realized gains
Class A	(6)	(176,998)
Class B	–	(3,322)

Total distributions to shareholders	(18)	(205,364)

Share transactions[1]
Proceeds from the sale of shares
Class A	2,216,243	246,127
Class B	6,346	4,424
Reinvestment of distributions
Class A	18	201,518
Class B	–	3,846
Cost of shares redeemed
Class A	(1,940,084)	(371,501)
Class B	(6,978)	(5,035)

Net increase (decrease) in net assets from share transactions	275,545	79,379

Net increase (decrease) net assets	275,561	(182,591)

Net assets beginning of year	1,293,723	1,836,567

Net assets end of year	$1,569,284	$1,653,976

Undistributed (excess of distributions over) net investment income (loss)	$(54)	$19,330

[1] Share transactions
Shares sold
Class A	2,216,243	10,287
Class B	6,346	182
Reinvestment of distributions
Class A	18	9,869
Class B	–	184
Shares redeemed
Class A	(1,940,084)	(15,602)
Class B	(6,978)	(207)

Net increase/(decrease)
Class A	276,177	4,554

Class B	(632)	159

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$629,249 (a)	$323,978
Proceeds from sales of securities	671,002 (a)	428,781

(a)	Amounts include $298,197 and $326,362 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/Alliance Bernstein Dynamic Asset Allocation Fund(a) (b)	JNL/AQR Managed Futures Strategy Fund(a)	JNL/BlackRock Commodity Securities Strategy Fund(a)	JNL/BlackRock Global Allocation Fund(a)	JNL/BlackRock Large Cap Select Growth Fund	JNL/Boston Partners Global Long Short Equity Fund(c)	JNL/Brookfield Global Infrastructure and MLP Fund
Operations
Net investment income (loss)	$85	$(5,889)	$3,232	$35,938	$(2,114)	$(652)	$13,925
Net realized gain (loss)	240	44,492	7,505	215,148	96,038	(2,074)	36,608
Net change in unrealized appreciation (depreciation)	71	1,188	(188,790)	(193,354)	5,848	(1,864)	(12,922)

Net increase (decrease) in net assets from operations	396	39,791	(178,053)	57,732	99,772	(4,590)	37,611

Distributions to shareholders
From net investment income
Class A	(135)	(11,943)	–	(23,614)	–	–	(7,001)
Class B	–	(3)	–	(2)	–	–	(1)
From net realized gains
Class A	(180)	(30,087)	–	(72,234)	(84,617)	–	(36,878)
Class B	–	(7)	–	(5)	(28)	–	(7)

Total distributions to shareholders	(315)	(42,040)	–	(95,855)	(84,645)	–	(43,887)

Share transactions[1]
Proceeds from the sale of shares
Class A	33,365	211,585	460,025	1,139,395	431,599	398,082	826,649
Class B	–	–	171	107	105	–	136
Reinvestment of distributions
Class A	315	42,030	–	95,848	84,617	–	43,879
Class B	–	10	–	7	28	–	8
Cost of shares redeemed
Class A	(13,490)	(217,722)	(617,495)	(519,809)	(302,495)	(10,318)	(229,963)
Class B	–	–	(199)	(131)	(71)	–	(54)

Net increase (decrease) in net assets from share transactions	20,190	35,903	(157,498)	715,417	213,783	387,764	640,655

Net increase (decrease) net assets	20,271	33,654	(335,551)	677,294	228,910	383,174	634,379

Net assets beginning of year	–	482,813	1,454,951	2,748,052	1,013,789	–	675,068

Net assets end of year	$20,271	$516,467	$1,119,400	$3,425,346	$1,242,699	$383,174	$1,309,447

Undistributed (excess of distributions over) net investment income (loss)	$(62)	$8,550	$2,621	$50,730	$(26)	$8	$14,991

[1] Share transactions
Shares sold
Class A	3,286	21,293	40,593	91,411	15,538	39,910	51,252
Class B	–	–	15	7	4	–	8
Reinvestment of distributions
Class A	31	4,211	–	7,742	3,010	–	2,804
Class B	–	1	–	1	1	–	1
Shares redeemed
Class A	(1,324)	(22,195)	(54,029)	(41,644)	(10,935)	(1,046)	(14,375)
Class B	–	–	(18)	(10)	(2)	–	(3)

Net increase/(decrease)
Class A	1,993	3,309	(13,436)	57,509	7,613	38,864	39,681

Class B	–	1	(3)	(2)	3	–	6

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Period from April 28, 2014 (commencement of operations).
(c)	Period from September 15, 2014 (commencement of operations).

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/ Capital Guardian Global Balanced Fund	JNL/ Capital Guardian Global Diversified Research Fund	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/ Eastspring Investments Asia ex- Japan Fund	JNL/ Eastspring Investments China-India Fund	JNL/ Franklin Templeton Global Growth Fund
Operations
Net investment income (loss)	$6,285	$3,881	$6,305	$(4,085)	$2,755	$4,889	$25,838
Net realized gain (loss)	33,490	37,697	25,735	192,115	6,823	3,008	28,341
Net change in unrealized appreciation (depreciation)	(37,180)	(31,867)	26,874	(155,901)	(2,558)	29,724	(92,187)

Net increase (decrease) in net assets from operations	2,595	9,711	58,914	32,129	7,020	37,621	(38,008)

Distributions to shareholders
From net investment income
Class A	(4,330)	(3,256)	(3,419)	–	(1,410)	(3,108)	(9,761)
Class B	(6)	(4)	(2)	–	(2)	(3)	(5)
From net realized gains
Class A	–	–	(7,490)	(118,778)	–	–	(8,238)
Class B	–	–	(4)	(100)	–	–	(4)

Total distributions to shareholders	(4,336)	(3,260)	(10,915)	(118,878)	(1,412)	(3,111)	(18,008)

Share transactions[1]
Proceeds from the sale of shares
Class A	77,864	69,265	361,967	350,994	66,408	118,887	542,286
Class B	59	38	73	188	24	80	161
Reinvestment of distributions
Class A	4,330	3,256	10,909	118,778	1,410	3,108	17,999
Class B	6	4	6	100	2	3	9
Cost of shares redeemed
Class A	(92,803)	(73,491)	(227,891)	(659,178)	(66,873)	(129,410)	(267,543)
Class B	(58)	(61)	(96)	(200)	(22)	(74)	(75)

Net increase (decrease) in net assets from share transactions	(10,602)	(989)	144,968	(189,318)	949	(7,406)	292,837

Net increase (decrease) net assets	(12,343)	5,462	192,967	(276,067)	6,557	27,104	236,821

Net assets beginning of year	485,329	420,339	500,754	1,639,138	135,427	355,011	988,791

Net assets end of year	$472,986	$425,801	$693,721	$1,363,071	$141,984	$382,115	$1,225,612

Undistributed (excess of distributions over) net investment income (loss)	$3,144	$3,831	$6,337	$(620)	$2,419	$2,862	$25,733

[1] Share transactions
Shares sold
Class A	6,841	2,217	33,141	12,266	8,355	15,715	45,549
Class B	4	2	6	6	3	10	13
Reinvestment of distributions
Class A	377	102	957	4,427	176	384	1,575
Class B	1	–	–	4	–	–	1
Shares redeemed
Class A	(8,153)	(2,355)	(20,687)	(23,068)	(8,508)	(17,369)	(22,703)
Class B	(5)	(2)	(8)	(7)	(3)	(9)	(6)

Net increase/(decrease)
Class A	(935)	(36)	13,411	(6,375)	23	(1,270)	24,421

Class B	–	–	(2)	3	–	1	8

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund
Operations
Net investment income (loss)	$72,963	$104,681	$4,991	$29,784	$3,689	$14,841	$34,501
Net realized gain (loss)	5,850	79,459	33,405	46,446	65,679	5,885	(53,584)
Net change in unrealized appreciation (depreciation)	(90,529)	(122,413)	(85,632)	7,939	(70,460)	22,329	(12,360)

Net increase (decrease) in net assets from operations	(11,716)	61,727	(47,236)	84,169	(1,092)	43,055	(31,443)

Distributions to shareholders
From net investment income
Class A	(73,193)	(84,338)	(3,800)	(9,162)	(4,177)	(19,538)	(12,024)
Class B	(12)	(25)	(3)	(5)	(3)	(10)	(4)
From net realized gains
Class A	(1,507)	–	(21,704)	(23,980)	(95,982)	–	(14,357)
Class B	–	–	(13)	(10)	(42)	–	(4)

Total distributions to shareholders	(74,712)	(84,363)	(25,520)	(33,157)	(100,204)	(19,548)	(26,389)

Share transactions[1]
Proceeds from the sale of shares
Class A	663,625	973,630	186,921	270,363	452,024	404,843	172,900
Class B	168	248	85	51	105	188	27
Reinvestment of distributions
Class A	74,700	84,338	25,504	33,142	100,159	19,538	26,381
Class B	12	25	16	15	45	10	8
Cost of shares redeemed
Class A	(340,381)	(523,055)	(131,083)	(245,659)	(334,808)	(253,139)	(297,020)
Class B	(148)	(184)	(74)	(95)	(150)	(164)	(19)

Net increase (decrease) in net assets from share transactions	397,976	535,002	81,369	57,817	217,375	171,276	(97,723)

Net increase (decrease) net assets	311,548	512,366	8,613	108,829	116,079	194,783	(155,555)

Net assets beginning of year	1,752,908	2,193,027	441,155	1,120,276	1,032,421	778,970	795,261

Net assets end of year	$2,064,456	$2,705,393	$449,768	$1,229,105	$1,148,500	$973,753	$639,706

Undistributed (excess of distributions over) net investment income	$55,368	$102,920	$4,816	$31,875	$2,831	$21,149	$(4,000)

[1] Share transactions
Shares sold
Class A	55,086	79,394	17,176	22,303	27,469	34,207	14,969
Class B	13	22	8	5	7	16	2
Reinvestment of distributions
Class A	6,368	7,105	2,657	2,688	6,624	1,657	2,436
Class B	1	2	2	1	3	1	1
Shares redeemed
Class A	(28,303)	(42,748)	(12,192)	(20,139)	(20,633)	(21,482)	(25,667)
Class B	(12)	(16)	(7)	(8)	(9)	(14)	(2)

Net increase/(decrease)
Class A	33,151	43,751	7,641	4,852	13,460	14,382	(8,262)

Class B	2	8	3	(2)	1	3	1

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund	JNL/Invesco Small Cap Growth Fund
Operations
Net investment income (loss)	$8,301	$(115)	$29,648	$22,231	$(2,307)	$1,470	$(1,077)
Net realized gain (loss)	183,642	25,388	47,689	65,253	112,483	16,424	78,734
Net change in unrealized appreciation (depreciation)	(36,252)	5,708	168,950	(89,839)	(34,530)	19,473	(14,982)

Net increase (decrease) in net assets from operations	155,691	30,981	246,287	(2,355)	75,646	37,367	62,675

Distributions to shareholders
From net investment income
Class A	(9,048)	(149)	(22,864)	(15,857)	(569)	(1,186)	–
Class B	(228)	–	(13)	(8)	(3)	(1)	–
From net realized gains
Class A	(175,604)	(25,703)	(59,255)	–	(195,006)	(11,905)	(32,449)
Class B	(3,417)	(19)	(29)	–	(219)	(6)	(25)

Total distributions to shareholders	(188,297)	(25,871)	(82,161)	(15,865)	(195,797)	(13,098)	(32,474)

Share transactions[1]
Proceeds from the sale of shares
Class A	421,969	199,226	656,059	618,680	350,617	335,184	479,005
Class B	7,322	53	226	157	88	45	158
Reinvestment of distributions
Class A	184,652	25,852	82,119	15,857	195,575	13,091	32,449
Class B	3,645	19	42	8	222	7	25
Cost of shares redeemed
Class A	(456,804)	(80,870)	(410,989)	(301,567)	(337,710)	(164,419)	(355,769)
Class B	(4,722)	(41)	(240)	(179)	(184)	(41)	(127)

Net increase (decrease) in net assets from share transactions	156,062	144,239	327,217	332,956	208,608	183,867	155,741

Net increase (decrease) net assets	123,456	149,349	491,343	314,736	88,457	208,136	185,942

Net assets beginning of year	1,160,809	198,110	1,545,834	1,229,916	1,017,527	380,873	732,235

Net assets end of year	$1,284,265	$347,459	$2,037,177	$1,544,652	$1,105,984	$589,009	$918,177

Undistributed (excess of distributions over) net investment income (loss)	$1,484	$(6)	$30,150	$18,293	$(38)	$1,876	$(17)

[1] Share transactions
Shares sold
Class A	33,247	16,140	61,573	47,518	20,565	20,688	23,917
Class B	575	3	21	11	5	4	7
Reinvestment of distributions
Class A	15,769	2,138	7,583	1,219	13,056	803	1,595
Class B	310	2	4	1	15	–	1
Shares redeemed
Class A	(35,567)	(6,701)	(38,676)	(23,282)	(20,247)	(10,302)	(17,878)
Class B	(374)	(3)	(22)	(13)	(11)	(3)	(6)

Net increase/(decrease)
Class A	13,449	11,577	30,480	25,455	13,374	11,189	7,634

Class B	511	2	3	(1)	9	1	2

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/Ivy Asset Strategy Fund(a)	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/ Lazard Emerging Markets Fund	JNL/ Mellon Capital Emerging Markets Index Fund	JNL/ Mellon Capital European 30 Fund
Operations
Net investment income (loss)	$24,545	$25,601	$(5,087)	$28,077	$28,685	$14,498	$7,831
Net realized gain (loss)	129,121	32,895	182,596	1,308	10,657	(3,582)	11,636
Net change in unrealized appreciation (depreciation)	(286,029)	(132,056)	(34,235)	32,989	(109,566)	(46,081)	(39,343)

Net increase (decrease) in net assets from operations	(132,363)	(73,560)	143,274	62,374	(70,224)	(35,165)	(19,876)

Distributions to shareholders
From net investment income
Class A	(34,099)	(13,306)	–	(38,027)	(24,326)	(8,811)	(3,047)
Class B	(9)	(17)	–	(19)	(11)	(1)	(2)
From net realized gains
Class A	(152,548)	–	(101,974)	–	(32,528)	–	–
Class B	(35)	–	(19)	–	(13)	–	–

Total distributions to shareholders	(186,691)	(13,323)	(101,993)	(38,046)	(56,878)	(8,812)	(3,049)

Share transactions[1]
Proceeds from the sale of shares
Class A	839,775	186,364	581,104	531,499	283,915	500,300	302,438
Class B	146	147	292	868	84	30	57
Reinvestment of distributions
Class A	186,647	13,306	101,974	38,027	56,854	8,811	3,047
Class B	44	17	19	19	24	1	2
Cost of shares redeemed
Class A	(702,533)	(140,396)	(654,461)	(509,977)	(403,134)	(379,796)	(162,289)
Class B	(311)	(88)	(364)	(877)	(116)	(90)	(51)

Net increase (decrease) in net assets from share transactions	323,768	59,350	28,564	59,559	(62,373)	129,256	143,204

Net increase (decrease) net assets	4,714	(27,533)	69,845	83,887	(189,475)	85,279	120,279

Net assets beginning of year	3,050,666	674,320	1,288,388	1,169,258	1,523,398	720,702	139,239

Net assets end of year	$3,055,380	$646,787	$1,358,233	$1,253,145	$1,333,923	$805,981	$259,518

Undistributed (excess of distributions over) net investment income (loss)	$15,447	$27,632	$(230)	$30,762	$28,442	$13,400	$7,667

[1] Share transactions
Shares sold
Class A	56,648	23,201	17,896	39,279	25,790	48,845	21,952
Class B	10	18	8	60	8	3	4
Reinvestment of distributions
Class A	13,409	1,739	3,191	2,846	5,446	880	234
Class B	3	2	1	1	2	–	–
Shares redeemed
Class A	(47,935)	(17,447)	(20,049)	(37,719)	(36,329)	(37,381)	(12,122)
Class B	(21)	(11)	(11)	(61)	(11)	(9)	(4)

Net increase/(decrease)
Class A	22,122	7,493	1,038	4,406	(5,093)	12,344	10,064

Class B	(8)	9	(2)	–	(1)	(6)	–

(a)	Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/Mellon Capital Pacific Rim 30 Fund	JNL/Mellon Capital S&P 500 Index Fund	JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Utilities Sector Fund
Operations
Net investment income (loss)	$4,809	$52,092	$16,073	$19,085	$74,035	$23,525	$589
Net realized gain (loss)	8,068	36,212	105,391	111,853	7,762	22,288	264
Net change in unrealized appreciation (depreciation)	(7,837)	357,734	34,704	(46,183)	(222,879)	20,722	3,884

Net increase (decrease) in net assets from operations	5,040	446,038	156,168	84,755	(141,082)	66,535	4,737

Distributions to shareholders
From net investment income
Class A	(4,071)	(46,392)	(16,217)	(18,675)	(71,066)	(26,991)	(1)
Class B	(6)	(491)	(173)	(252)	(1,159)	(175)	–
From net realized gains
Class A	(3,916)	(4,642)	(102,370)	–	–	(8,448)	–
Class B	(6)	(43)	(902)	–	–	(50)	–

Total distributions to shareholders	(7,999)	(51,568)	(119,662)	(18,927)	(72,225)	(35,664)	(1)

Share transactions[1]
Proceeds from the sale of shares
Class A	91,248	1,441,158	636,547	593,661	692,156	459,794	47,251
Class B	17	16,732	9,893	13,406	10,544	1,777	–
Proceeds in connection with acquisition
Class A	–	–	–	–	94,576	–	–
Class B	–	–	–	–	151	–	–
Reinvestment of distributions
Class A	7,987	51,034	118,587	18,675	71,066	35,439	1
Class B	12	534	1,075	252	1,159	225	–
Cost of shares redeemed
Class A	(77,068)	(818,368)	(551,587)	(611,390)	(761,313)	(1,176,611)	(8,617)
Class B	(10)	(9,345)	(7,930)	(12,183)	(5,818)	(1,144)	–

Net increase (decrease) in net assets from share transactions	22,186	681,745	206,585	2,421	102,521	(680,520)	38,635

Net increase (decrease) net assets	19,227	1,076,215	243,091	68,249	(110,786)	(649,649)	43,371

Net assets beginning of year	153,948	3,095,092	1,652,153	1,849,552	2,336,194	1,547,974	3,246

Net assets end of year	$173,175	$4,171,307	$1,895,244	$1,917,801	$2,225,408	$898,325	$46,617

Undistributed (excess of distributions over) net investment income (loss)	$4,756	$5,359	$4,114	$185	$(3,991)	$9,311	$589

[1] Share transactions
Shares sold
Class A	6,244	89,295	33,246	35,500	47,982	38,297	4,394
Class B	1	1,027	515	797	708	144	–
Shares issued in connection with acquisition
Class A	–	–	–	–	6,462	–	–
Class B	–	–	–	–	10	–	–
Reinvestment of distributions
Class A	576	2,950	6,209	1,072	5,312	3,024	–
Class B	1	30	55	14	84	19	–
Shares redeemed
Class A	(5,229)	(50,971)	(28,906)	(36,577)	(52,572)	(98,353)	(806)
Class B	(1)	(567)	(407)	(721)	(394)	(92)	–

Net increase/(decrease)
Class A	1,591	41,274	10,549	(5)	7,184	(57,032)	3,588

Class B	1	490	163	90	408	71	–

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/Morgan Stanley Mid Cap Growth Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/ Oppenheimer Global Growth Fund	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund
Operations
Net investment income (loss)	$(1,231)	$14,538	$12,799	$26,957	$63,121	$59,071	$161,567
Net realized gain (loss)	9,535	11,635	37,677	158,425	105,876	(466)	41,325
Net change in unrealized appreciation (depreciation)	(13,621)	(2,188)	(26,873)	(126,737)	28,900	(56,295)	(206,967)

Net increase (decrease) in net assets from operations	(5,317)	23,985	23,603	58,645	197,897	2,310	(4,075)

Distributions to shareholders
From net investment income
Class A	–	(4,873)	(6,996)	(14,302)	(156,108)	(38,899)	(161,714)
Class B	–	(1)	(7)	(7)	(621)	–	(656)
From net realized gains
Class A	(2,075)	(2,407)	(22,777)	–	(17,070)	(2,928)	(41,948)
Class B	(1)	(1)	(18)	–	(63)	–	(164)

Total distributions to shareholders	(2,076)	(7,282)	(29,798)	(14,309)	(173,862)	(41,827)	(204,482)

Share transactions[1]
Proceeds from the sale of shares
Class A	253,656	403,041	308,244	604,154	1,037,725	848,356	1,517,078
Class B	4	23	86	157	2,806	–	3,934
Proceeds in connection with acquisition
Class A	–	–	168,302	–	–	–	–
Class B	–	–	61	–	–	–	–
Reinvestment of distributions
Class A	2,075	7,280	29,773	14,302	173,178	41,827	203,662
Class B	1	2	25	7	684	–	820
Cost of shares redeemed
Class A	(243,527)	(226,518)	(254,280)	(532,613)	(1,831,850)	(782,106)	(1,356,063)
Class B	–	(4)	(179)	(196)	(5,599)	–	(4,358)

Net increase (decrease) in net assets from share transactions	12,209	183,824	252,032	85,811	(623,056)	108,077	365,073

Net increase (decrease) net assets	4,816	200,527	245,837	130,147	(599,021)	68,560	156,516

Net assets beginning of year	209,551	467,455	988,402	1,821,448	5,158,700	1,543,108	2,585,335

Net assets end of year	$214,367	$667,982	$1,234,239	$1,951,595	$4,559,679	$1,611,668	$2,741,851

Undistributed (excess of distributions over) net investment income (loss)	$–	$11,267	$12,577	$47,151	$(31,310)	$58,713	$992

[1] Share transactions
Shares sold
Class A	19,381	37,024	21,315	56,917	80,494	77,192	204,812
Class B	–	2	6	14	205	–	474
Shares issued in connection with acquisition
Class A	–	–	11,927	–	–	–	–
Class B	–	–	4	–	–	–	–
Reinvestment of distributions
Class A	160	666	2,046	1,352	13,788	3,891	30,626
Class B	–	–	2	1	51	–	108
Shares redeemed
Class A	(18,956)	(20,870)	(17,609)	(50,209)	(141,805)	(71,250)	(183,374)
Class B	–	–	(12)	(18)	(407)	–	(523)

Net increase/(decrease)
Class A	585	16,820	17,679	8,060	(47,523)	9,833	52,064

Class B	–	2	–	(3)	(151)	–	59

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P Competitive Advantage Fund	JNL/S&P Dividend Income & Growth Fund	JNL/S&P International 5 Fund(a)
Operations
Net investment income (loss)	$2,587	$828	$2,835	$15,392	$19,644	$97,885	$981
Net realized gain (loss)	47,805	34,842	21,837	60,024	261,192	257,053	(23)
Net change in unrealized appreciation (depreciation)	(13,762)	(24,416)	(3,415)	(73,125)	(27,732)	101,293	(7,554)

Net increase (decrease) in net assets from operations	36,630	11,254	21,257	2,291	253,104	456,231	(6,596)

Distributions to shareholders
From net investment income
Class A	(1,859)	(515)	(9,629)	(60,954)	(7,168)	(51,615)	–
Class B	(2)	(52)	(45)	(36)	(2)	(15)	–
From net realized gains
Class A	(20,247)	(30,948)	–	(34,541)	(233,284)	(188,657)	–
Class B	(14)	(2,098)	–	(20)	(45)	(52)	–

Total distributions to shareholders	(22,122)	(33,613)	(9,674)	(95,551)	(240,499)	(240,339)	–

Share transactions[1]
Proceeds from the sale of shares
Class A	225,865	134,793	96,077	268,771	1,406,186	1,647,818	135,694
Class B	59	4,880	652	24	110	182	–
Reinvestment of distributions
Class A	22,106	31,463	9,629	95,495	240,452	240,272	–
Class B	16	2,150	45	56	47	67	–
Cost of shares redeemed
Class A	(189,487)	(132,487)	(83,782)	(249,244)	(579,775)	(754,664)	(5,597)
Class B	(80)	(8,379)	(312)	(64)	(93)	(235)	–

Net increase (decrease) in net assets from share transactions	58,479	32,420	22,309	115,038	1,066,927	1,133,440	130,097

Net increase (decrease) net assets	72,987	10,061	33,892	21,778	1,079,532	1,349,332	123,501

Net assets beginning of year	318,806	215,819	179,838	826,697	1,721,251	2,929,374	–

Net assets end of year	$391,793	$225,880	$213,730	$848,475	$2,800,783	$4,278,706	$123,501

Undistributed (excess of distributions over) net investment income (loss)	$2,583	$394	$(7)	$(18,841)	$19,627	$97,848	$1,021

[1] Share transactions
Shares sold
Class A	14,754	10,661	5,006	21,828	83,824	108,893	13,645
Class B	4	391	36	2	6	13	–
Reinvestment of distributions
Class A	1,433	2,797	493	8,793	14,296	15,694	–
Class B	1	190	2	5	3	4	–
Shares redeemed
Class A	(12,333)	(10,570)	(4,461)	(20,816)	(34,621)	(50,064)	(591)
Class B	(5)	(663)	(17)	(5)	(5)	(15)	–

Net increase/(decrease)
Class A	3,854	2,888	1,038	9,805	63,499	74,523	13,054

Class B	–	(82)	21	2	4	2	–

(a)	Period from September 15, 2014 (commencement of operations).

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/S&P Intrinsic Value Fund	JNL/S&P Mid 3 Fund(a)	JNL/S&P Total Yield Fund	JNL/Scout Unconstrained Bond Fund(a)	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid- Cap Growth Fund	JNL/T. Rowe Price Short- Term Bond Fund
Operations
Net investment income (loss)	$29,854	$658	$30,451	$(1,205)	$(5,587)	$(9,987)	15,835
Net realized gain (loss)	320,471	6,573	254,820	(14,249)	481,223	252,784	(414)
Net change in unrealized appreciation (depreciation)	3,198	7,256	(63,699)	(6,722)	(83,977)	97,347	(7,427)

Net increase (decrease) in net assets from operations	353,523	14,487	221,572	(22,176)	391,659	340,144	7,994

Distributions to shareholders
From net investment income
Class A	(16,900)	–	(14,320)	–	–	(3,958)	(20,175)
Class B	(6)	–	(4)	–	–	(84)	(16)
From net realized gains
Class A	(241,440)	–	(232,448)	–	(411,771)	(239,028)	–
Class B	(74)	–	(66)	–	(5,270)	(5,063)	–

Total distributions to shareholders	(258,420)	–	(246,838)	–	(417,041)	(248,133)	(20,191)

Share transactions[1]
Proceeds from the sale of shares
Class A	1,182,419	170,425	924,414	850,011	937,628	651,338	602,840
Class B	362	101	350	–	7,732	8,904	1,065
Reinvestment of distributions
Class A	258,340	–	246,768	–	411,771	242,986	20,175
Class B	80	–	70	–	5,270	5,147	16
Cost of shares redeemed
Class A	(515,881)	(20,022)	(395,983)	(131,807)	(763,176)	(499,587)	(487,132)
Class B	(416)	–	(427)	–	(7,926)	(9,198)	(138)

Net increase (decrease) in net assets from share transactions	924,904	150,504	775,192	718,204	591,299	399,590	136,826

Net increase (decrease) net assets	1,020,007	164,991	749,926	696,028	565,917	491,601	124,629

Net assets beginning of year	1,616,994	–	1,167,655	–	4,382,041	2,565,472	1,657,511

Net assets end of year	$2,637,001	$164,991	$1,917,581	$696,028	$4,947,958	$3,057,073	1,782,140

Undistributed (excess of distributions over) net investment income (loss)	$29,837	$699	$30,438	$155	$(93)	$(72)	17,153

[1] Share transactions
Shares sold
Class A	71,851	16,303	58,321	85,716	27,560	16,681	60,326
Class B	20	10	20	–	226	227	106
Reinvestment of distributions
Class A	15,600	–	16,462	–	12,380	6,205	2,038
Class B	5	–	5	–	155	127	2
Shares redeemed
Class A	(31,772)	(1,858)	(25,446)	(13,380)	(22,494)	(12,850)	(48,750)
Class B	(25)	–	(27)	–	(231)	(229)	(14)

Net increase/(decrease)
Class A	55,679	14,445	49,337	72,336	17,446	10,036	13,614

Class B	–	10	(2)	–	150	125	94

(a)	Period from April 28, 2014 (commencement of operations).

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2014

	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Operations
Net investment income (loss)	$32,320	$56,583	$–	$26,478
Net realized gain (loss)	311,287	196,450	15	86,787
Net change in unrealized appreciation (depreciation)	11,150	102,817	–	78,714

Net increase (decrease) in net assets from operations	354,757	355,850	15	191,979

Distributions to shareholders
From net investment income
Class A	(25,703)	(48,640)	(6)	(25,720)
Class B	(11)	(19)	–	(518)
From net realized gains
Class A	(172,808)	(124,547)	(15)	(71,864)
Class B	(63)	(44)	–	(1,281)

Total distributions to shareholders	(198,585)	(173,250)	(21)	(99,383)

Share transactions[1]
Proceeds from the sale of shares
Class A	1,327,880	1,101,044	2,151,606	232,352
Class B	182	147	5,484	4,720
Reinvestment of distributions
Class A	198,511	173,187	21	97,584
Class B	74	63	–	1,799
Cost of shares redeemed
Class A	(545,383)	(556,786)	(2,194,169)	(334,767)
Class B	(223)	(178)	(5,955)	(3,013)

Net increase (decrease) in net assets from share transactions	981,041	717,477	(43,013)	(1,325)

Net increase (decrease) net assets	1,137,213	900,077	(43,019)	91,271

Net assets beginning of year	2,429,466	3,346,832	1,336,742	1,745,296

Net assets end of year	$3,566,679	$4,246,909	$1,293,723	$1,836,567

Undistributed (excess of distributions over) net investment income (loss)	$32,252	$58,798	$(42)	$16,727

[1] Share transactions
Shares sold
Class A	76,808	50,111	2,151,606	9,740
Class B	11	6	5,484	198
Reinvestment of distributions
Class A	11,521	7,773	21	3,977
Class B	4	3	–	72
Shares redeemed
Class A	(32,031)	(25,376)	(2,194,169)	(14,000)
Class B	(13)	(8)	(5,955)	(124)

Net increase/(decrease)
Class A	56,298	32,508	(42,542)	(283)

Class B	2	1	(471)	146

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)		Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL/AB Dynamic Asset Allocation Fund(e)
Class A
12/31/2015	$10.17	$0.01	$(0.18)	$(0.17)	$–	$(0.12)	$9.88	(1.69)%	$33,966	151%		1.10%		1.10%		0.09%
12/31/2014*	10.00	0.04	0.24	0.28	(0.05)	(0.06)	10.17	2.77	20,271	109		1.12		1.12		0.65
JNL/AQR Managed Futures Strategy Fund(f)
Class A
12/31/2015	10.29	(0.14)	0.36	0.22	(0.83)	–	9.68	2.19	658,749	0		1.33		1.33		(1.28)
12/31/2014	10.30	(0.13)	1.04	0.91	(0.26)	(0.66)	10.29	9.09	516,349	0		1.36		1.36		(1.33)
12/31/2013	9.99	(0.14)	0.83	0.69	(0.37)	(0.01)	10.30	7.08	482,706	0		1.35		1.35		(1.32)
12/31/2012	9.46	(0.12)	0.65	0.53	–	–	9.99	5.60	541,596	0		1.35		1.35		(1.31)
12/31/2011*	10.00	(0.04)	(0.50)	(0.54)	–	–	9.46	(5.40)	459,751	0		1.36		1.36		(1.34)
Class B
12/31/2015	10.32	(0.11)	0.34	0.23	(0.84)	–	9.71	2.32	142	0		1.13		1.13		(1.08)
12/31/2014	10.32	(0.11)	1.05	0.94	(0.28)	(0.66)	10.32	9.40	118	0		1.16		1.16		(1.13)
12/31/2013	10.02	(0.12)	0.82	0.70	(0.39)	(0.01)	10.32	7.19	107	0		1.15		1.15		(1.12)
12/31/2012	9.47	(0.12)	0.67	0.55	–	–	10.02	5.81	100	0		1.15		1.15		(1.26)
12/31/2011*	10.00	(0.04)	(0.49)	(0.53)	–	–	9.47	(5.30)	95	0		1.16		1.16		(1.14)
JNL/BlackRock Global Allocation Fund(g)
Class A
12/31/2015	12.23	0.10	(0.26)	(0.16)	(0.25)	(0.65)	11.17	(1.34)	3,688,441	90		1.07	(h)	1.07	(h)	0.84
12/31/2014	12.35	0.14	0.10	0.24	(0.09)	(0.27)	12.23	1.85	3,425,119	75		1.07	(h)	1.07	(h)	1.12
12/31/2013	10.86	0.09	1.46	1.55	(0.06)	–	12.35	14.31	2,747,805	54		1.08	(h)	1.08	(h)	0.77
12/31/2012	9.91	0.11	0.84	0.95	–	–	10.86	9.59	1,592,841	49		1.10		1.10		1.03
12/31/2011	10.35	0.01	(0.41)	(0.40)	(0.04)	0.00 (i)	9.91	(3.82)	513,329	33	(j)	0.81		1.19		0.08
Class B
12/31/2015	12.31	0.13	(0.27)	(0.14)	(0.27)	(0.65)	11.25	(1.16)	306	90		0.87	(h)	0.87	(h)	1.03
12/31/2014	12.41	0.17	0.10	0.27	(0.10)	(0.27)	12.31	2.13	227	75		0.87	(h)	0.87	(h)	1.33
12/31/2013	10.91	0.12	1.45	1.57	(0.07)	–	12.41	14.43	247	54		0.88	(h)	0.88	(h)	1.01
12/31/2012	9.94	0.13	0.84	0.97	–	–	10.91	9.76	217	49		0.90		0.90		1.24
12/31/2011	10.35	0.02	(0.38)	(0.36)	(0.05)	0.00 (i)	9.94	(3.53)	85	33	(j)	0.61		0.99		0.28
JNL/BlackRock Large Cap Select Growth Fund
Class A
12/31/2015	28.12	(0.08)	1.84	1.76	–	(1.67)	28.21	6.23	1,710,057	70		0.90		0.90		(0.26)
12/31/2014	27.72	(0.05)	2.51	2.46	–	(2.06)	28.12	8.89	1,242,278	101		0.92		0.92		(0.19)
12/31/2013	21.52	(0.06)	8.34	8.28	(0.01)	(2.07)	27.72	38.99 (k)	1,013,437	125		0.95		0.95		(0.23)
12/31/2012	21.28	0.01	2.22	2.23	(0.04)	(1.95)	21.52	10.61	471,670	143		0.97		0.97		0.04
12/31/2011	21.19	0.03	0.13	0.16	(0.07)	–	21.28	0.75	450,150	40		0.96		0.96		0.13
Class B
12/31/2015	28.89	(0.02)	1.89	1.87	–	(1.67)	29.09	6.45	498	70		0.70		0.70		(0.06)
12/31/2014	28.37	0.00	2.58	2.58	–	(2.06)	28.89	9.11	421	101		0.72		0.72		0.01
12/31/2013	21.96	(0.01)	8.52	8.51	(0.03)	(2.07)	28.37	39.30 (k)	352	125		0.75		0.75		(0.04)
12/31/2012	21.69	0.06	2.25	2.31	(0.09)	(1.95)	21.96	10.81	269	143		0.77		0.77		0.25
12/31/2011	21.43	0.07	0.33	0.40	(0.14)	–	21.69	1.84	252	40		0.76		0.76		0.32
JNL/BlackRock Natural Resources Fund(f)
Class A
12/31/2015	9.57	0.06	(2.33)	(2.27)	(0.04)	–	7.26	(23.75)	702,991	40		0.99		0.99		0.66
12/31/2014	11.16	0.03	(1.62)	(1.59)	–	–	9.57	(14.25)	1,118,643	22		0.97		0.97		0.22
12/31/2013	10.23	0.01	0.96	0.97	(0.04)	–	11.16	9.51	1,454,041	23		0.97		0.97		0.13
12/31/2012	10.15	0.03	0.05	0.08	–	–	10.23	0.79	1,458,953	11		0.98		0.98		0.26
12/31/2011	11.02	(0.02)	(0.79)	(0.81)	(0.06)	–	10.15	(7.37)	1,052,317	14		0.98		0.98		(0.21)
Class B
12/31/2015	9.66	0.08	(2.35)	(2.27)	(0.07)	–	7.32	(23.55)	561	40		0.79		0.79		0.88
12/31/2014	11.25	0.05	(1.64)	(1.59)	–	–	9.66	(14.13)	757	22		0.77		0.77		0.43
12/31/2013	10.30	0.04	0.97	1.01	(0.06)	–	11.25	9.83	910	23		0.77		0.77		0.34
12/31/2012	10.20	0.04	0.06	0.10	–	–	10.30	0.98	817	11		0.78		0.78		0.43
12/31/2011	11.06	(0.00)	(0.79)	(0.79)	(0.07)	–	10.20	(7.13)	848	14		0.78		0.78		(0.01)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)		Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL/Boston Partners Global Long Short Equity Fund
Class A
12/31/2015	$9.86	$(0.03)	$0.62	$0.59	$–		$–	$10.45	5.98%	$580,065	177%		2.25	%(h)	2.25	%(h)	(0.34)%
12/31/2014*	10.00	(0.02)	(0.12)	(0.14)	–		–	9.86	(1.40)	383,174	80		2.26	(h)	2.26	(h)	(0.65)
JNL/Brookfield Global Infrastructure and MLP Fund
Class A
12/31/2015	15.35	0.20	(3.04)	(2.84)	(0.25)		(0.50)	11.76	(18.55)	847,849	74		1.15		1.15		1.43
12/31/2014	14.79	0.21	0.89	1.10	(0.09)		(0.45)	15.35	7.35	1,309,204	64		1.15		1.15		1.33
12/31/2013	12.29	0.24	2.62	2.86	(0.08)		(0.28)	14.79	23.43	674,917	68		1.15		1.15		1.72
12/31/2012	10.36	0.33	1.60	1.93	(0.00	)(i)	–	12.29	18.67	298,842	79		1.15		1.15		2.90
12/31/2011*	10.00	0.01	0.35	0.36	–		–	10.36	3.60	127,282	0		1.18		1.18		1.96
Class B
12/31/2015	15.42	0.24	(3.06)	(2.82)	(0.28)		(0.50)	11.82	(18.34)	172	74		0.95		0.95		1.65
12/31/2014	14.84	0.24	0.89	1.13	(0.10)		(0.45)	15.42	7.53	243	64		0.95		0.95		1.52
12/31/2013	12.32	0.25	2.64	2.89	(0.09)		(0.28)	14.84	23.62	151	68		0.95		0.95		1.85
12/31/2012	10.36	0.35	1.61	1.96	(0.00	)(i)	–	12.32	18.96	171	79		0.95		0.95		3.05
12/31/2011*	10.00	0.01	0.35	0.36	–		–	10.36	3.60	104	0		0.98		0.98		2.16
JNL/Capital Guardian Global Balanced Fund
Class A
12/31/2015	11.26	0.14	(0.30)	(0.16)	(0.09)		(0.65)	10.36	(1.52)	456,687	72	(l)	1.00		1.01		1.27
12/31/2014	11.30	0.15	(0.09)	0.06	(0.10)		–	11.26	0.54	472,427	62	(l)	1.01		1.01		1.30
12/31/2013	9.94	0.13	1.41	1.54	(0.18)		–	11.30	15.55 (k)	484,776	56	(l)	1.01		1.01		1.20
12/31/2012	8.97	0.17	1.00	1.17	(0.20)		–	9.94	13.04	415,794	37	(l)	1.01		1.01		1.75
12/31/2011	9.52	0.15	(0.60)	(0.45)	(0.10)		–	8.97	(4.76)	371,075	46	(l)	1.01		1.01		1.58
Class B
12/31/2015	11.55	0.17	(0.31)	(0.14)	(0.11)		(0.65)	10.65	(1.28)	465	72	(l)	0.80		0.81		1.46
12/31/2014	11.59	0.18	(0.10)	0.08	(0.12)		–	11.55	0.71	559	62	(l)	0.81		0.81		1.50
12/31/2013	10.19	0.15	1.45	1.60	(0.20)		–	11.59	15.75 (k)	553	56	(l)	0.81		0.81		1.40
12/31/2012	9.18	0.19	1.04	1.23	(0.22)		–	10.19	13.38	481	37	(l)	0.81		0.81		1.95
12/31/2011	9.75	0.17	(0.63)	(0.46)	(0.11)		–	9.18	(4.70)	443	46	(l)	0.81		0.81		1.77
JNL/Capital Guardian Global Diversified Research Fund
Class A
12/31/2015	31.44	0.28	0.56	0.84	(0.28)		–	32.00	2.67	448,827	60		1.07		1.07		0.85
12/31/2014	30.95	0.29	0.44	0.73	(0.24)		–	31.44	2.35	425,397	34		1.07		1.07		0.92
12/31/2013	25.41	0.25	5.64	5.89	(0.35)		–	30.95	23.23 (k)	419,923	28		1.07		1.07		0.88
12/31/2012	21.97	0.35	3.38	3.73	(0.29)		–	25.41	17.02	343,838	32		1.08		1.08		1.47
12/31/2011	23.23	0.27	(1.31)	(1.04)	(0.22)		–	21.97	(4.51)	299,322	39		1.08		1.08		1.17
Class B
12/31/2015	31.76	0.35	0.58	0.93	(0.35)		–	32.34	2.90	459	60		0.87		0.87		1.05
12/31/2014	31.26	0.35	0.45	0.80	(0.30)		–	31.76	2.53	404	34		0.87		0.87		1.12
12/31/2013	25.65	0.31	5.70	6.01	(0.40)		–	31.26	23.48 (k)	416	28		0.87		0.87		1.08
12/31/2012	22.17	0.40	3.42	3.82	(0.34)		–	25.65	17.28	366	32		0.88		0.88		1.68
12/31/2011	23.40	0.33	(1.29)	(0.96)	(0.27)		–	22.17	(4.12)	308	39		0.88		0.88		1.41
JNL/Causeway International Value Select Fund
Class A
12/31/2015	7.33	0.12	(0.38)	(0.26)	(0.24)		–	6.83	(3.55)	811,493	128		1.00		1.00		1.59
12/31/2014	8.36	0.30	(1.17)	(0.87)	(0.16)		–	7.33	(10.54)	646,006	69		1.00		1.00		3.73
12/31/2013	7.11	0.16	1.35	1.51	(0.26)		–	8.36	21.47 (k)	673,512	53		1.01		1.01		2.01
12/31/2012	6.35	0.20	0.88	1.08	(0.32)		–	7.11	17.16	506,613	63		1.01		1.01		2.95
12/31/2011	7.52	0.21	(1.17)	(0.96)	(0.21)		–	6.35	(12.87)	586,075	68		1.01		1.01		2.83
Class B
12/31/2015	7.50	0.14	(0.39)	(0.25)	(0.25)		–	7.00	(3.31)	739	128		0.80		0.80		1.82
12/31/2014	8.54	0.33	(1.20)	(0.87)	(0.17)		–	7.50	(10.28)	781	69		0.80		0.80		3.95
12/31/2013	7.26	0.17	1.39	1.56	(0.28)		–	8.54	21.66 (k)	808	53		0.81		0.81		2.20
12/31/2012	6.48	0.21	0.91	1.12	(0.34)		–	7.26	17.42	607	63		0.81		0.81		3.11
12/31/2011	7.68	0.22	(1.20)	(0.98)	(0.22)		–	6.48	(12.84)	498	68		0.81		0.81		2.96

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/DFA U.S. Core Equity Fund
Class A
12/31/2015	$11.39	$0.13	$(0.36)	$(0.23)	$(0.10)	$(0.40)	$10.66	(2.10)%	$721,244	11%	0.80%	0.88%	1.10%
12/31/2014	10.54	0.11	0.93	1.04	(0.06)	(0.13)	11.39	9.82	693,371	15	0.80	0.89	1.03
12/31/2013	8.15	0.10	2.75	2.85	(0.08)	(0.38)	10.54	35.17	500,412	9	0.80	0.91	1.03
12/31/2012	7.23	0.11	0.88	0.99	(0.07)	–	8.15	13.70	230,034	113	0.84	0.92	1.34
12/31/2011	7.33	0.06	(0.12)	(0.06)	(0.04)	–	7.23	(0.84)	242,320	44	0.93	0.93	0.85
Class B
12/31/2015	11.96	0.16	(0.38)	(0.22)	(0.12)	(0.40)	11.22	(1.92)	276	11	0.60	0.68	1.30
12/31/2014	11.05	0.14	0.97	1.11	(0.07)	(0.13)	11.96	10.02	350	15	0.60	0.69	1.22
12/31/2013	8.52	0.12	2.88	3.00	(0.09)	(0.38)	11.05	35.43	342	9	0.60	0.71	1.24
12/31/2012	7.56	0.13	0.92	1.05	(0.09)	–	8.52	13.85	233	113	0.64	0.72	1.61
12/31/2011	7.65	0.08	(0.12)	(0.04)	(0.05)	–	7.56	(0.55)	177	44	0.73	0.73	1.10
JNL/DoubleLine Shiller Enhanced CAPE Fund
Class A
12/31/2015*	10.00	0.03	0.96	0.99	–	–	10.99	9.90	165,333	7	1.10	1.10	1.15
JNL/Eastspring Investments Asia ex-Japan Fund
Class A
12/31/2015	7.91	0.10	(1.41)	(1.31)	(0.16)	(0.18)	6.26	(16.66)	110,747	41	1.27	1.27	1.33
12/31/2014	7.56	0.15	0.28	0.43	(0.08)	–	7.91	5.66	141,808	54	1.27	1.27	1.95
12/31/2013	8.22	0.09	(0.59)	(0.50)	(0.10)	(0.06)	7.56	(6.04)	135,262	68	1.27	1.27	1.12
12/31/2012	7.05	0.10	1.47	1.57	(0.05)	(0.35)	8.22	22.55	152,083	76	1.27	1.27	1.25
12/31/2011	9.71	0.08	(2.10)	(2.02)	(0.04)	(0.60)	7.05	(21.20)	108,550	72	1.28	1.28	0.88
Class B
12/31/2015	7.94	0.13	(1.45)	(1.32)	(0.17)	(0.18)	6.27	(16.65)	125	41	1.05	1.05	1.66
12/31/2014	7.58	0.17	0.28	0.45	(0.09)	–	7.94	5.98	176	54	1.07	1.07	2.13
12/31/2013	8.24	0.11	(0.59)	(0.48)	(0.12)	(0.06)	7.58	(5.84)	165	68	1.07	1.07	1.35
12/31/2012	7.07	0.11	1.48	1.59	(0.07)	(0.35)	8.24	22.72	256	76	1.07	1.07	1.43
12/31/2011	9.73	0.10	(2.11)	(2.01)	(0.05)	(0.60)	7.07	(21.00)	150	72	1.08	1.08	1.13
JNL/Eastspring Investments China-India Fund
Class A
12/31/2015	7.89	0.09	(0.48)	(0.39)	(0.08)	(0.01)	7.41	(5.03)	363,197	62	1.30	1.30	1.08
12/31/2014	7.14	0.10	0.72	0.82	(0.07)	–	7.89	11.40	381,803	34	1.31	1.31	1.37
12/31/2013	7.38	0.07	(0.24)	(0.17)	(0.07)	–	7.14	(2.35)	354,740	29	1.31	1.31	1.07
12/31/2012	6.02	0.07	1.34	1.41	(0.05)	–	7.38	23.48	373,612	24	1.31	1.31	0.99
12/31/2011	8.93	0.06	(2.52)	(2.46)	(0.03)	(0.42)	6.02	(27.89)	292,573	20	1.31	1.31	0.76
Class B
12/31/2015	7.95	0.10	(0.48)	(0.38)	(0.09)	(0.01)	7.47	(4.81)	309	62	1.09	1.09	1.19
12/31/2014	7.19	0.12	0.72	0.84	(0.08)	–	7.95	11.67	312	34	1.11	1.11	1.55
12/31/2013	7.43	0.10	(0.26)	(0.16)	(0.08)	–	7.19	(2.14)	271	29	1.11	1.11	1.40
12/31/2012	6.07	0.08	1.34	1.42	(0.06)	–	7.43	23.52	387	24	1.11	1.11	1.23
12/31/2011	8.98	0.08	(2.53)	(2.45)	(0.04)	(0.42)	6.07	(27.61)	244	20	1.11	1.11	1.01
JNL/Franklin Templeton Global Growth Fund
Class A
12/31/2015	11.23	0.19	(0.90)	(0.71)	(0.26)	(0.28)	9.98	(6.43)	1,046,543	21	1.00	1.00	1.66
12/31/2014	11.67	0.26	(0.53)	(0.27)	(0.09)	(0.08)	11.23	(2.36)	1,225,062	18	1.00	1.00	2.21
12/31/2013	9.05	0.13	2.61	2.74	(0.12)	–	11.67	30.35	988,313	17	1.02	1.02	1.26
12/31/2012	7.52	0.15	1.51	1.66	(0.13)	–	9.05	22.06	657,764	15	1.05	1.05	1.77
12/31/2011	8.08	0.14	(0.63)	(0.49)	(0.07)	–	7.52	(6.08)	514,730	18	1.06	1.06	1.78
Class B
12/31/2015	11.27	0.21	(0.90)	(0.69)	(0.28)	(0.28)	10.02	(6.20)	443	21	0.80	0.80	1.84
12/31/2014	11.71	0.30	(0.55)	(0.25)	(0.11)	(0.08)	11.27	(2.23)	550	18	0.80	0.80	2.50
12/31/2013	9.07	0.15	2.63	2.78	(0.14)	–	11.71	30.66	478	17	0.82	0.82	1.49
12/31/2012	7.53	0.16	1.52	1.68	(0.14)	–	9.07	22.35	374	15	0.85	0.85	1.99
12/31/2011	8.10	0.16	(0.65)	(0.49)	(0.08)	–	7.53	(6.04)	293	18	0.86	0.86	2.00

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Franklin Templeton Global Multisector Bond Fund
Class A
12/31/2015	$11.51	$0.43	$(0.91)	$(0.48)	$(0.96)	$(0.03)		$10.04	(4.15)%	$1,840,377	37%	1.05%	1.08%	3.77%
12/31/2014	11.99	0.45	(0.49)	(0.04)	(0.43)	(0.01)		11.51	(0.45)	2,064,144	28	1.07	1.08	3.73
12/31/2013	11.84	0.40	0.01	0.41	(0.26)	(0.00	)(i)	11.99	3.53	1,752,613	26	1.08	1.09	3.34
12/31/2012	10.07	0.39	1.40	1.79	(0.02)	(0.00	)(i)	11.84	17.78	977,534	11	1.10	1.10	3.48
12/31/2011 *	10.00	0.01	0.06	0.07	–	–		10.07	0.70	239,591	3	1.12	1.12	2.34
Class B
12/31/2015	11.56	0.45	(0.92)	(0.47)	(0.98)	(0.03)		10.08	(4.02)	247	37	0.85	0.88	3.97
12/31/2014	12.03	0.47	(0.49)	(0.02)	(0.44)	(0.01)		11.56	(0.24)	312	28	0.87	0.88	3.93
12/31/2013	11.86	0.42	0.02	0.44	(0.27)	(0.00	)(i)	12.03	3.75	295	26	0.88	0.89	3.51
12/31/2012	10.07	0.31	1.50	1.81	(0.02)	(0.00	)(i)	11.86	17.98	204	11	0.90	0.90	2.82
12/31/2011 *	10.00	0.01	0.06	0.07	–	–		10.07	0.70	101	3	0.92	0.92	2.52
JNL/Franklin Templeton Income Fund
Class A
12/31/2015	11.73	0.50	(1.36)	(0.86)	(0.48)	–		10.39	(7.36)	2,293,763	29	0.92	0.92	4.35
12/31/2014	11.73	0.50	(0.12)	0.38	(0.38)	–		11.73	3.19	2,704,647	24	0.92	0.92	4.07
12/31/2013	10.67	0.51	0.98	1.49	(0.43)	–		11.73	14.08	2,192,366	20	0.93	0.93	4.49
12/31/2012	9.94	0.58	0.63	1.21	(0.48)	–		10.67	12.20	1,622,308	24	0.94	0.94	5.47
12/31/2011	10.10	0.60	(0.35)	0.25	(0.41)	–		9.94	2.53	1,254,686	21	0.95	0.95	5.84
Class B
12/31/2015	11.29	0.50	(1.29)	(0.79)	(0.51)	–		9.99	(7.08)	528	29	0.72	0.72	4.54
12/31/2014	11.30	0.51	(0.12)	0.39	(0.40)	–		11.29	3.37	746	24	0.72	0.72	4.28
12/31/2013	10.29	0.52	0.94	1.46	(0.45)	–		11.30	14.27	661	20	0.73	0.73	4.69
12/31/2012	9.59	0.58	0.61	1.19	(0.49)	–		10.29	12.51	548	24	0.74	0.74	5.66
12/31/2011	9.76	0.60	(0.34)	0.26	(0.43)	–		9.59	2.66	514	21	0.75	0.75	6.07
JNL/Franklin Templeton International Small Cap Growth Fund
Class A
12/31/2015	9.55	0.11	0.27	0.38	(0.09)	(0.59)		9.25	3.81	573,414	22	1.30	1.30	1.07
12/31/2014	11.18	0.12	(1.17)	(1.05)	(0.09)	(0.49)		9.55	(9.42)	449,495	29	1.31	1.31	1.07
12/31/2013	8.65	0.11	2.68	2.79	(0.10)	(0.16)		11.18	32.41	440,868	26	1.30	1.30	1.12
12/31/2012	6.89	0.11	1.76	1.87	(0.11)	–		8.65	27.26	258,118	32	1.30	1.30	1.46
12/31/2011	8.17	0.11	(1.28)	(1.17)	(0.11)	–		6.89	(14.38)	219,846	21	1.31	1.31	1.39
Class B
12/31/2015	9.63	0.14	0.26	0.40	(0.10)	(0.59)		9.34	4.05	241	22	1.10	1.10	1.33
12/31/2014	11.26	0.14	(1.18)	(1.04)	(0.10)	(0.49)		9.63	(9.22)	273	29	1.11	1.11	1.26
12/31/2013	8.70	0.14	2.69	2.83	(0.11)	(0.16)		11.26	32.73	287	26	1.10	1.10	1.36
12/31/2012	6.94	0.12	1.77	1.89	(0.13)	–		8.70	27.30	251	32	1.10	1.10	1.59
12/31/2011	8.21	0.12	(1.27)	(1.15)	(0.12)	–		6.94	(14.05)	163	21	1.11	1.11	1.54
JNL/Franklin Templeton Mutual Shares Fund
Class A
12/31/2015	12.24	0.20	(0.76)	(0.56)	(0.41)	(0.54)		10.73	(4.67)	1,126,952	25	1.02	1.02	1.64
12/31/2014	11.72	0.30	0.55	0.85	(0.09)	(0.24)		12.24	7.30	1,228,576	26	1.03	1.03	2.47
12/31/2013	9.21	0.17	2.43	2.60	(0.09)	–		11.72	28.29	1,119,740	28	1.03	1.03	1.55
12/31/2012	8.22	0.16	0.96	1.12	(0.13)	–		9.21	13.66	829,053	34	1.04	1.04	1.77
12/31/2011	8.48	0.16	(0.22)	(0.06)	(0.20)	–		8.22	(0.66)	690,280	37	1.06	1.06	1.85
Class B
12/31/2015	12.34	0.23	(0.76)	(0.53)	(0.44)	(0.54)		10.83	(4.43)	503	25	0.82	0.82	1.83
12/31/2014	11.81	0.33	0.55	0.88	(0.11)	(0.24)		12.34	7.49	529	26	0.83	0.83	2.70
12/31/2013	9.28	0.19	2.45	2.64	(0.11)	–		11.81	28.47	536	28	0.83	0.83	1.75
12/31/2012	8.27	0.18	0.98	1.16	(0.15)	–		9.28	14.01	445	34	0.84	0.84	1.98
12/31/2011	8.52	0.18	(0.22)	(0.04)	(0.21)	–		8.27	(0.40)	377	37	0.86	0.86	2.05

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)		Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL/Goldman Sachs Core Plus Bond Fund
Class A
12/31/2015	$11.81	$0.23	$(0.18)	$0.05	$(0.25)	$–		$11.61	0.39%	$1,116,546	370	%(m)	0.87%		0.87%		1.94%
12/31/2014	11.44	0.21	0.41	0.62	(0.25)	–		11.81	5.40	973,327	283	(m)	0.88		0.88		1.74
12/31/2013	12.44	0.19	(0.32)	(0.13)	(0.37)	(0.50)		11.44	(1.05)	778,592	571	(m)	0.88		0.88		1.58
12/31/2012	12.22	0.20	0.74	0.94	(0.28)	(0.44)		12.44	7.76	908,757	843	(m)	0.88		0.88		1.58
12/31/2011	12.14	0.26	0.49	0.75	(0.24)	(0.43)		12.22	6.26	995,144	1,078	(m)	0.88		0.88		2.07
Class B
12/31/2015	11.99	0.26	(0.19)	0.07	(0.26)	–		11.80	0.62	430	370	(m)	0.67		0.67		2.14
12/31/2014	11.61	0.23	0.42	0.65	(0.27)	–		11.99	5.59	426	283	(m)	0.68		0.68		1.93
12/31/2013	12.63	0.22	(0.34)	(0.12)	(0.40)	(0.50)		11.61	(0.93)	378	571	(m)	0.68		0.68		1.77
12/31/2012	12.40	0.23	0.75	0.98	(0.31)	(0.44)		12.63	7.97	344	843	(m)	0.68		0.68		1.82
12/31/2011	12.30	0.29	0.50	0.79	(0.26)	(0.43)		12.40	6.52	257	1,078	(m)	0.68		0.68		2.28
JNL/Goldman Sachs Emerging Markets Debt Fund
Class A
12/31/2015	10.46	0.51	(1.80)	(1.29)	–	–		9.17	(12.33)	409,493	109		1.07		1.07		5.09
12/31/2014	11.46	0.55	(1.11)	(0.56)	(0.20)	(0.24)		10.46	(4.94)	639,536	130		1.06		1.07		4.76
12/31/2013	14.11	0.57	(1.67)	(1.10)	(1.09)	(0.46)		11.46	(7.77)	795,092	160		1.06		1.07		4.19
12/31/2012	12.03	0.67	1.73	2.40	–	(0.32)		14.11	19.96	952,660	138		1.07		1.07		5.05
12/31/2011	13.65	0.42	(1.03)	(0.61)	(0.68)	(0.33)		12.03	(4.67)	782,878	186		1.07		1.07		3.02
Class B
12/31/2015	10.54	0.54	(1.82)	(1.28)	–	–		9.26	(12.14)	165	109		0.87		0.87		5.37
12/31/2014	11.55	0.58	(1.11)	(0.53)	(0.24)	(0.24)		10.54	(4.73)	170	130		0.86		0.87		5.00
12/31/2013	14.22	0.60	(1.69)	(1.09)	(1.12)	(0.46)		11.55	(7.66)	169	160		0.86		0.87		4.38
12/31/2012	12.09	0.71	1.74	2.45	–	(0.32)		14.22	20.28	261	138		0.87		0.87		5.34
12/31/2011	13.70	0.45	(1.03)	(0.58)	(0.70)	(0.33)		12.09	(4.46)	284	186		0.87		0.87		3.23
JNL/Goldman Sachs Mid Cap Value Fund
Class A
12/31/2015	11.65	0.07	(1.12)	(1.05)	(0.07)	(0.96)		9.57	(8.96)	1,107,234	96		0.99		1.01		0.62
12/31/2014	12.05	0.08	1.52	1.60	(0.10)	(1.90)		11.65	13.13	1,259,794	102		0.99		1.01		0.65
12/31/2013	11.06	0.07	3.52	3.59	(0.05)	(2.55)		12.05	32.73	1,141,673	121		1.00		1.01		0.57
12/31/2012	9.56	0.11	1.61	1.72	(0.11)	(0.11)		11.06	18.01	967,000	80		1.01		1.01		1.08
12/31/2011	10.60	0.07	(0.77)	(0.70)	(0.06)	(0.28	)(n)	9.56	(6.54)	725,310	74		1.01		1.01		0.69
Class B
12/31/2015	11.69	0.09	(1.12)	(1.03)	(0.09)	(0.96)		9.61	(8.71)	10,624	96		0.79		0.81		0.79
12/31/2014	12.09	0.11	1.52	1.63	(0.13)	(1.90)		11.69	13.33	24,471	102		0.79		0.81		0.86
12/31/2013	11.09	0.10	3.52	3.62	(0.07)	(2.55)		12.09	32.90	19,136	121		0.80		0.81		0.80
12/31/2012	9.57	0.14	1.62	1.76	(0.13)	(0.11)		11.09	18.43	10,577	80		0.81		0.81		1.35
12/31/2011	10.61	0.09	(0.77)	(0.68)	(0.08)	(0.28	)(n)	9.57	(6.35)	8,832	74		0.81		0.81		0.83
JNL/Goldman Sachs U.S. Equity Flex Fund
Class A
12/31/2015	12.05	0.04	(0.23)	(0.19)	–	(1.01)		10.85	(1.63)	393,174	78		2.06	(h)	2.06	(h)	0.36
12/31/2014	11.48	(0.01)	1.62	1.61	(0.01)	(1.03)		12.05	13.93	347,215	108		2.20	(h)	2.20	(h)	(0.05)
12/31/2013	8.71	0.01	2.96	2.97	(0.02)	(0.18)		11.48	34.20	197,907	113		1.96	(h)	1.96	(h)	0.08
12/31/2012	7.31	0.02	1.41	1.43	(0.03)	–		8.71	19.59	129,675	106		2.13	(h)	2.13	(h)	0.24
12/31/2011	8.19	0.03	(0.90)	(0.87)	(0.01)	–		7.31	(10.63)	98,233	204		2.03	(h)	2.03	(h)	0.45
Class B
12/31/2015	12.16	0.07	(0.24)	(0.17)	–	(1.01)		10.98	(1.45)	144	78		1.86	(h)	1.86	(h)	0.55
12/31/2014	11.56	0.02	1.63	1.65	(0.02)	(1.03)		12.16	14.20	244	108		2.00	(h)	2.00	(h)	0.13
12/31/2013	8.77	0.03	2.97	3.00	(0.03)	(0.18)		11.56	34.36	203	113		1.76	(h)	1.76	(h)	0.26
12/31/2012	7.36	0.04	1.42	1.46	(0.05)	–		8.77	19.80	249	106		1.93	(h)	1.93	(h)	0.44
12/31/2011	8.24	0.05	(0.91)	(0.86)	(0.02)	–		7.36	(10.38)	171	204		1.83	(h)	1.83	(h)	0.68
JNL/Harris Oakmark Global Equity Fund
Class A
12/31/2015*	10.00	0.05	(1.19)	(1.14)	–	–		8.86	(11.40)	91,143	23		1.21		1.21		0.85

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Invesco Global Real Estate Fund
Class A
12/31/2015	$10.85	$0.20	$(0.31)	$(0.11)	$(0.31)	$(0.65)	$9.78	(0.96)%	$1,905,281	78%	1.05%	1.05%	1.86%
12/31/2014	9.83	0.17	1.31	1.48	(0.13)	(0.33)	10.85	15.03	2,036,180	26	1.05	1.05	1.63
12/31/2013	9.88	0.16	0.11	0.27	(0.32)	–	9.83	2.76	1,544,958	54	1.05	1.05	1.52
12/31/2012	7.75	0.18	2.01	2.19	(0.06)	–	9.88	28.31	1,362,397	57	1.05	1.05	2.03
12/31/2011	8.50	0.16	(0.69)	(0.53)	(0.22)	–	7.75	(6.26)	722,875	59	1.06	1.06	1.87
Class B
12/31/2015	10.99	0.23	(0.32)	(0.09)	(0.33)	(0.65)	9.92	(0.76)	930	78	0.85	0.85	2.07
12/31/2014	9.94	0.19	1.33	1.52	(0.14)	(0.33)	10.99	15.34	997	26	0.85	0.85	1.80
12/31/2013	9.98	0.18	0.11	0.29	(0.33)	–	9.94	2.97	876	54	0.85	0.85	1.69
12/31/2012	7.82	0.20	2.03	2.23	(0.07)	–	9.98	28.58	911	57	0.85	0.85	2.23
12/31/2011	8.57	0.18	(0.70)	(0.52)	(0.23)	–	7.82	(6.10)	688	59	0.86	0.86	2.08
JNL/Invesco International Growth Fund
Class A
12/31/2015	12.73	0.19	(0.44)	(0.25)	(0.23)	–	12.25	(2.03)	1,328,232	33	0.97	0.97	1.45
12/31/2014	12.83	0.20	(0.17)	0.03	(0.13)	–	12.73	0.24	1,543,925	18	0.98	0.98	1.57
12/31/2013	10.89	0.16	1.90	2.06	(0.12)	–	12.83	18.98	1,229,170	21	0.99	0.99	1.36
12/31/2012	9.56	0.14	1.36	1.50	(0.17)	–	10.89	15.76	729,434	35	1.00	1.00	1.33
12/31/2011	10.34	0.18	(0.89)	(0.71)	(0.07)	–	9.56	(6.89)	636,015	24	1.01	1.01	1.80
Class B
12/31/2015	13.37	0.21	(0.45)	(0.24)	(0.25)	–	12.88	(1.81)	648	33	0.77	0.77	1.58
12/31/2014	13.45	0.25	(0.18)	0.07	(0.15)	–	13.37	0.49	727	18	0.78	0.78	1.82
12/31/2013	11.41	0.20	1.98	2.18	(0.14)	–	13.45	19.13	746	21	0.79	0.79	1.60
12/31/2012	10.01	0.16	1.43	1.59	(0.19)	–	11.41	15.95	566	35	0.80	0.80	1.52
12/31/2011	10.81	0.22	(0.94)	(0.72)	(0.08)	–	10.01	(6.64)	446	24	0.81	0.81	2.02
JNL/Invesco Large Cap Growth Fund
Class A
12/31/2015	14.88	(0.01)	0.76	0.75	–	(1.69)	13.94	5.00	1,060,245	78	0.95	0.96	(0.05)
12/31/2014	16.69	(0.04)	1.45	1.41	(0.01)	(3.21)	14.88	8.33	1,104,740	73	0.96	0.96	(0.23)
12/31/2013	12.81	0.01	5.00	5.01	(0.06)	(1.07)	16.69	39.58	1,016,287	88	0.96	0.96	0.06
12/31/2012	11.73	0.04	1.42	1.46	–	(0.38)	12.81	12.49	995,127	104	0.96	0.96	0.30
12/31/2011	12.59	(0.04)	(0.80)	(0.84)	(0.02)	–	11.73	(6.68)	954,232	112	0.96	0.96	(0.30)
Class B
12/31/2015	15.08	0.02	0.77	0.79	–	(1.69)	14.18	5.20	906	78	0.75	0.76	0.14
12/31/2014	16.88	(0.00)	1.45	1.45	(0.04)	(3.21)	15.08	8.50	1,244	73	0.76	0.76	(0.03)
12/31/2013	12.95	0.04	5.06	5.10	(0.10)	(1.07)	16.88	39.86	1,240	88	0.76	0.76	0.25
12/31/2012	11.83	0.07	1.43	1.50	–	(0.38)	12.95	12.73	917	104	0.76	0.76	0.53
12/31/2011	12.69	(0.01)	(0.81)	(0.82)	(0.04)	–	11.83	(6.49)	749	112	0.76	0.76	(0.10)
JNL/Invesco Mid Cap Value Fund
Class A
12/31/2015	16.29	0.06	(1.53)	(1.47)	(0.05)	(0.44)	14.33	(9.08)	537,393	28	0.98	0.98	0.37
12/31/2014	15.25	0.05	1.36	1.41	(0.03)	(0.34)	16.29	9.25	588,730	36	0.99	0.99	0.32
12/31/2013	11.67	0.06	3.55	3.61	(0.03)	–	15.25	30.90 (k)	380,623	159	1.01	1.01	0.43
12/31/2012	10.86	0.03	0.81	0.84	(0.03)	–	11.67	7.74	220,777	113	1.01	1.01	0.26
12/31/2011	11.59	0.03	(0.69)	(0.66)	(0.07)	–	10.86	(5.67)	223,465	86	1.02	1.02	0.30
Class B
12/31/2015	16.46	0.09	(1.54)	(1.45)	(0.08)	(0.44)	14.49	(8.90)	216	28	0.78	0.78	0.57
12/31/2014	15.39	0.08	1.38	1.46	(0.05)	(0.34)	16.46	9.47	279	36	0.79	0.79	0.51
12/31/2013	11.77	0.09	3.57	3.66	(0.04)	–	15.39	31.14 (k)	250	159	0.81	0.81	0.66
12/31/2012	10.96	0.05	0.81	0.86	(0.05)	–	11.77	7.89	184	113	0.81	0.81	0.46
12/31/2011	11.68	0.06	(0.69)	(0.63)	(0.09)	–	10.96	(5.38)	192	86	0.82	0.82	0.49

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)		Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Invesco Small Cap Growth Fund
Class A
12/31/2015	$20.40	$(0.07)	$(0.27)	$(0.34)	$–	$(1.20)	$18.86	(1.79)%		$1,318,791	28%	1.10%	1.12%	(0.31)%
12/31/2014	19.59	(0.03)	1.59	1.56	–	(0.75)	20.40	7.99		917,464	37	1.11	1.12	(0.13)
12/31/2013	14.30	(0.05)	5.71	5.66	(0.02)	(0.35)	19.59	39.69		731,601	30	1.12	1.13	(0.30)
12/31/2012	12.55	0.04	2.17	2.21	–	(0.46)	14.30	17.68		394,626	39	1.15	1.15	0.26
12/31/2011	12.76	(0.07)	(0.10)	(0.17)	–	(0.04)	12.55	(1.36)		178,378	56	1.15	1.15	(0.52)
Class B
12/31/2015	20.94	(0.03)	(0.28)	(0.31)	–	(1.20)	19.43	(1.60)		760	28	0.90	0.92	(0.13)
12/31/2014	20.05	0.02	1.62	1.64	–	(0.75)	20.94	8.21		713	37	0.91	0.92	0.08
12/31/2013	14.62	(0.02)	5.83	5.81	(0.03)	(0.35)	20.05	39.88		634	30	0.92	0.93	(0.10)
12/31/2012	12.79	0.05	2.24	2.29	–	(0.46)	14.62	17.97		463	39	0.95	0.95	0.35
12/31/2011	12.98	(0.04)	(0.11)	(0.15)	–	(0.04)	12.79	(1.18)		408	56	0.95	0.95	(0.33)
JNL/Ivy Asset Strategy Fund(f)
Class A
12/31/2015	13.64	0.08	(1.32)	(1.24)	(0.10)	(0.71)	11.59	(9.15)		2,358,531	74	1.19	1.19	0.59
12/31/2014	15.11	0.11	(0.70)	(0.59)	(0.16)	(0.72)	13.64	(4.04)		3,054,663	79	1.20	1.20	0.77
12/31/2013	12.37	0.08	2.84	2.92	(0.18)	–	15.11	23.65		3,049,751	82	1.20	1.20	0.60
12/31/2012	10.56	0.23	1.59	1.82	(0.01)	–	12.37	17.26		2,044,238	57	1.21	1.21	1.98
12/31/2011	11.43	0.04	(0.90)	(0.86)	(0.01)	–	10.56	(7.49)		1,603,982	60	1.22	1.22	0.34
Class B
12/31/2015	13.70	0.11	(1.33)	(1.22)	(0.13)	(0.71)	11.64	(8.95)		657	74	0.99	0.99	0.80
12/31/2014	15.16	0.15	(0.71)	(0.56)	(0.18)	(0.72)	13.70	(3.80)		717	79	1.00	1.00	1.01
12/31/2013	12.41	0.10	2.85	2.95	(0.20)	–	15.16	23.82		915	82	1.00	1.00	0.77
12/31/2012	10.60	0.25	1.59	1.84	(0.03)	–	12.41	17.36		501	57	1.01	1.01	2.16
12/31/2011	11.45	0.06	(0.89)	(0.83)	(0.02)	–	10.60	(7.24)		401	60	1.02	1.02	0.53
JNL/JPMorgan MidCap Growth Fund
Class A
12/31/2015	31.95	(0.08)	1.06	0.98	–	(3.50)	29.43	3.01		1,719,810	60	0.93	0.93	(0.23)
12/31/2014	31.06	(0.12)	3.60	3.48	–	(2.59)	31.95	11.19		1,357,985	67	0.94	0.94	(0.36)
12/31/2013	21.90	0.01	9.19	9.20	(0.04)	–	31.06	42.03		1,288,083	71	0.96	0.96	0.03
12/31/2012	18.84	0.07	2.99	3.06	–	–	21.90	16.24		555,997	89	0.97	0.97	0.31
12/31/2011	20.02	(0.03)	(1.15)	(1.18)	–	–	18.84	(5.89)		439,008	77	0.99	0.99	(0.17)
Class B
12/31/2015	32.38	(0.01)	1.07	1.06	–	(3.50)	29.94	3.22		310	60	0.73	0.73	(0.04)
12/31/2014	31.39	(0.05)	3.63	3.58	–	(2.59)	32.38	11.40		248	67	0.74	0.74	(0.16)
12/31/2013	22.11	0.06	9.29	9.35	(0.07)	–	31.39	42.31		305	71	0.76	0.76	0.22
12/31/2012	18.98	0.11	3.02	3.13	–	–	22.11	16.49		227	89	0.77	0.77	0.53
12/31/2011	20.30	(0.00)	(1.32)	(1.32)	–	–	18.98	(6.50)		187	77	0.79	0.79	(0.00)
JNL/JPMorgan U.S. Government & Quality Bond Fund
Class A
12/31/2015	13.39	0.27	(0.21)	0.06	(0.29)	–	13.16	0.46		1,426,114	9	0.69	0.69	1.97
12/31/2014	13.11	0.31	0.40	0.71	(0.43)	–	13.39	5.40		1,252,524	15	0.69	0.69	2.32
12/31/2013	14.09	0.34	(0.83)	(0.49)	(0.49)	–	13.11	(3.51	)(k)	1,168,654	1	0.69	0.69	2.44
12/31/2012	13.90	0.37	0.14	0.51	(0.32)	–	14.09	3.64		1,661,614	9	0.68	0.68	2.63
12/31/2011	12.94	0.43	0.84	1.27	(0.31)	–	13.90	9.83		1,393,976	12	0.70	0.70	3.19
Class B
12/31/2015	14.02	0.31	(0.22)	0.09	(0.31)	–	13.80	0.67		1,000	9	0.49	0.49	2.16
12/31/2014	13.71	0.35	0.42	0.77	(0.46)	–	14.02	5.61		621	15	0.49	0.49	2.49
12/31/2013	14.72	0.38	(0.87)	(0.49)	(0.52)	–	13.71	(3.33	)(k)	604	1	0.49	0.49	2.65
12/31/2012	14.50	0.42	0.14	0.56	(0.34)	–	14.72	3.83		1,005	9	0.48	0.48	2.84
12/31/2011	13.47	0.48	0.88	1.36	(0.33)	–	14.50	10.10		1,323	12	0.50	0.50	3.35

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Lazard Emerging Markets Fund
Class A
12/31/2015	$9.97	$0.16	$(2.02)	$(1.86)	$(0.29)		$(0.10)	$7.72	(18.69)%	$832,464	16%	1.22%	1.23%	1.68%
12/31/2014	10.97	0.22	(0.78)	(0.56)	(0.19)		(0.25)	9.97	(5.26)	1,333,382	17	1.21	1.22	1.94
12/31/2013	11.47	0.18	(0.31)	(0.13)	(0.17)		(0.20)	10.97	(1.10)	1,522,796	26	1.22	1.23	1.65
12/31/2012	9.83	0.19	1.96	2.15	(0.23)		(0.28)	11.47	22.21	1,409,847	31	1.22	1.22	1.76
12/31/2011	12.09	0.25	(2.39)	(2.14)	(0.12)		–	9.83	(17.75)	1,170,395	25	1.22	1.22	2.27
Class B
12/31/2015	10.03	0.17	(2.03)	(1.86)	(0.32)		(0.10)	7.75	(18.59)	418	16	1.02	1.03	1.83
12/31/2014	11.03	0.24	(0.78)	(0.54)	(0.21)		(0.25)	10.03	(5.02)	541	17	1.01	1.02	2.12
12/31/2013	11.52	0.21	(0.31)	(0.10)	(0.19)		(0.20)	11.03	(0.83)	602	26	1.02	1.03	1.84
12/31/2012	9.87	0.22	1.97	2.19	(0.26)		(0.28)	11.52	22.46	759	31	1.02	1.02	2.01
12/31/2011	12.14	0.28	(2.41)	(2.13)	(0.14)		–	9.87	(17.63)	758	25	1.02	1.02	2.46
JNL/Mellon Capital Emerging Markets Index Fund
Class A
12/31/2015	9.68	0.18	(1.66)	(1.48)	(0.14)		–	8.06	(15.29)	712,637	28	0.75	0.75	1.87
12/31/2014	10.16	0.19	(0.56)	(0.37)	(0.11)		–	9.68	(3.69)	805,897	24	0.76	0.76	1.86
12/31/2013	10.67	0.16	(0.60)	(0.44)	(0.07)		–	10.16	(4.16)	720,551	69	0.79	0.79	1.58
12/31/2012	9.08	0.17	1.42	1.59	(0.00	)(i)	–	10.67	17.56	402,390	102	0.79	0.79	1.75
12/31/2011*	10.00	0.03	(0.95)	(0.92)	–		–	9.08	(9.20)	98,562	38	0.84	0.84	1.01
Class B
12/31/2015	9.72	0.20	(1.67)	(1.47)	(0.16)		–	8.09	(15.18)	30	28	0.55	0.55	2.03
12/31/2014	10.20	0.20	(0.56)	(0.36)	(0.12)		–	9.72	(3.54)	84	24	0.56	0.56	1.98
12/31/2013	10.69	0.17	(0.59)	(0.42)	(0.07)		–	10.20	(3.89)	151	69	0.59	0.59	1.69
12/31/2012	9.08	0.19	1.43	1.62	(0.01)		–	10.69	17.80	142	102	0.59	0.59	1.95
12/31/2011*	10.00	0.04	(0.96)	(0.92)	–		–	9.08	(9.20)	91	38	0.64	0.64	1.15
JNL/Mellon Capital European 30 Fund
Class A
12/31/2015	12.57	0.34	(0.57)	(0.23)	(0.21)		(0.28)	11.85	(1.95)	465,106	51	0.68	0.68	2.65
12/31/2014	13.16	0.42	(0.86)	(0.44)	(0.15)		–	12.57	(3.40)	259,340	61	0.71	0.71	3.09
12/31/2013	10.16	0.34	2.76	3.10	(0.10)		–	13.16	30.61	139,057	55	0.75	0.75	2.90
12/31/2012	9.84	0.39	0.45	0.84	(0.36)		(0.16)	10.16	8.64	30,128	72	0.77	0.77	3.93
12/31/2011	11.48	0.49	(1.33)	(0.84)	(0.23)		(0.57)	9.84	(7.35)	21,311	99	0.78	0.78	4.24
Class B
12/31/2015	12.67	0.39	(0.61)	(0.22)	(0.22)		(0.28)	11.95	(1.82)	20	51	0.48	0.48	3.03
12/31/2014	13.25	0.47	(0.90)	(0.43)	(0.15)		–	12.67	(3.26)	178	61	0.51	0.51	3.46
12/31/2013	10.21	0.43	2.72	3.15	(0.11)		–	13.25	30.91	182	55	0.55	0.55	3.71
12/31/2012	9.88	0.44	0.42	0.86	(0.37)		(0.16)	10.21	8.89	136	72	0.57	0.57	4.35
12/31/2011	11.51	0.49	(1.30)	(0.81)	(0.25)		(0.57)	9.88	(7.12)	143	99	0.58	0.58	4.24
JNL/Mellon Capital Pacific Rim 30 Fund
Class A
12/31/2015	13.67	0.28	0.40	0.68	(0.29)		(0.47)	13.59	4.97	236,909	145	0.70	0.70	1.94
12/31/2014	13.90	0.41	0.05	0.46	(0.35)		(0.34)	13.67	3.21	172,925	99	0.72	0.72	2.79
12/31/2013	12.78	0.38	1.23	1.61	(0.49)		–	13.90	12.66	153,713	100	0.73	0.73	2.71
12/31/2012	11.88	0.45	0.97	1.42	(0.23)		(0.29)	12.78	12.02	100,248	118	0.75	0.75	3.61
12/31/2011	12.71	0.44	(0.67)	(0.23)	(0.18)		(0.42)	11.88	(1.87)	81,702	121	0.77	0.77	3.56
Class B
12/31/2015	13.78	0.33	0.38	0.71	(0.31)		(0.47)	13.71	5.16	69	145	0.50	0.50	2.27
12/31/2014	14.00	0.44	0.05	0.49	(0.37)		(0.34)	13.78	3.42	250	99	0.52	0.52	2.97
12/31/2013	12.85	0.42	1.24	1.66	(0.51)		–	14.00	12.87	235	100	0.53	0.53	2.98
12/31/2012	11.93	0.48	0.98	1.46	(0.25)		(0.29)	12.85	12.34	247	118	0.55	0.55	3.82
12/31/2011	12.75	0.46	(0.67)	(0.21)	(0.19)		(0.42)	11.93	(1.71)	170	121	0.57	0.57	3.70

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital S&P 500 Index Fund
Class A
12/31/2015	$17.11	$0.27	$(0.12)	$0.15	$(0.24)		$(0.23)	$16.79	0.87%	$5,384,191	5%	0.55%	0.56%	1.57%
12/31/2014	15.32	0.24	1.77	2.01	(0.20)		(0.02)	17.11	13.07	4,131,640	2	0.55	0.56	1.47
12/31/2013	11.82	0.21	3.53	3.74	(0.17)		(0.07)	15.32	31.64	3,067,267	2	0.56	0.57	1.51
12/31/2012	10.48	0.20	1.41	1.61	(0.18)		(0.09)	11.82	15.37	1,586,913	5	0.58	0.58	1.74
12/31/2011	10.59	0.16	0.00	0.16	(0.19)		(0.08)	10.48	1.47	1,118,932	16	0.57	0.57	1.49
Class B
12/31/2015	17.47	0.30	(0.15)	0.15	(0.27)		(0.23)	17.12	0.86	4,671	5	0.36	0.37	1.72
12/31/2014	15.63	0.27	1.81	2.08	(0.22)		(0.02)	17.47	13.30	39,667	2	0.35	0.36	1.67
12/31/2013	12.05	0.24	3.60	3.84	(0.19)		(0.07)	15.63	31.89	27,825	2	0.36	0.37	1.71
12/31/2012	10.68	0.23	1.43	1.66	(0.20)		(0.09)	12.05	15.56	17,633	5	0.38	0.38	1.92
12/31/2011	10.78	0.19	0.00	0.19	(0.21)		(0.08)	10.68	1.77	14,110	16	0.37	0.37	1.71
JNL/Mellon Capital S&P 400 MidCap Index Fund
Class A
12/31/2015	19.00	0.21	(0.72)	(0.51)	(0.17)		(1.31)	17.01	(2.69)	2,122,780	23	0.57	0.57	1.08
12/31/2014	18.56	0.18	1.55	1.73	(0.18)		(1.11)	19.00	9.23	1,878,431	16	0.57	0.57	0.91
12/31/2013	14.46	0.16	4.60	4.76	(0.13)		(0.53)	18.56	32.99 (k)	1,638,827	11	0.58	0.58	0.93
12/31/2012	12.80	0.16	2.05	2.21	(0.15)		(0.40)	14.46	17.24	977,712	8	0.59	0.59	1.11
12/31/2011	13.86	0.10	(0.43)	(0.33)	(0.09)		(0.64)	12.80	(2.14)	658,163	24	0.59	0.59	0.68
Class B
12/31/2015	19.32	0.23	(0.77)	(0.54)	(0.20)		(1.31)	17.27	(2.77)	1,410	23	0.38	0.38	1.16
12/31/2014	18.84	0.22	1.58	1.80	(0.21)		(1.11)	19.32	9.50	16,813	16	0.37	0.37	1.12
12/31/2013	14.67	0.19	4.67	4.86	(0.16)		(0.53)	18.84	33.19 (k)	13,326	11	0.38	0.38	1.12
12/31/2012	12.98	0.18	2.09	2.27	(0.18)		(0.40)	14.67	17.50	7,800	8	0.39	0.39	1.27
12/31/2011	14.05	0.13	(0.44)	(0.31)	(0.12)		(0.64)	12.98	(1.99)	6,541	24	0.39	0.39	0.89
JNL/Mellon Capital Small Cap Index Fund
Class A
12/31/2015	17.46	0.19	(0.98)	(0.79)	(0.11)		(1.86)	14.70	(4.56)	1,733,948	81	0.56	0.56	1.06
12/31/2014	16.85	0.17	0.61	0.78	(0.17)		–	17.46	4.65	1,895,881	18	0.55	0.55	1.03
12/31/2013	12.82	0.16	4.76	4.92	(0.15	)(o)	(0.74)	16.85	38.44 (k)	1,829,922	18	0.56	0.56	1.04
12/31/2012	11.56	0.22	1.62	1.84	(0.21)		(0.37)	12.82	15.89	1,064,003	17	0.58	0.58	1.76
12/31/2011	12.61	0.10	(0.65)	(0.55)	(0.10)		(0.40)	11.56	(4.34)	761,311	15	0.59	0.59	0.83
Class B
12/31/2015	17.68	0.23	(1.00)	(0.77)	(0.13)		(1.86)	14.92	(4.39)	1,283	81	0.36	0.36	1.26
12/31/2014	17.06	0.21	0.62	0.83	(0.21)		–	17.68	4.85	21,920	18	0.35	0.35	1.24
12/31/2013	12.97	0.19	4.81	5.00	(0.17	)(o)	(0.74)	17.06	38.64 (k)	19,630	18	0.36	0.36	1.23
12/31/2012	11.69	0.24	1.65	1.89	(0.24)		(0.37)	12.97	16.15	11,377	17	0.38	0.38	1.87
12/31/2011	12.75	0.14	(0.68)	(0.54)	(0.12)		(0.40)	11.69	(4.20)	10,611	15	0.39	0.39	1.11
JNL/Mellon Capital International Index Fund
Class A
12/31/2015	13.19	0.34	(0.49)	(0.15)	(0.29)		–	12.75	(1.09)	2,322,277	6	0.62	0.62	2.46
12/31/2014	14.51	0.46	(1.34)	(0.88)	(0.44)		–	13.19	(6.08)	2,190,126	6	0.62	0.62	3.15
12/31/2013	12.22	0.33	2.28	2.61	(0.32)		–	14.51	21.43	2,303,582	1	0.63	0.63	2.48
12/31/2012	10.62	0.33	1.58	1.91	(0.31)		–	12.22	18.02	1,734,284	2	0.65	0.65	2.93
12/31/2011	12.48	0.35	(1.89)	(1.54)	(0.32)		–	10.62	(12.26)	1,144,242	5	0.65	0.65	2.91
Class B
12/31/2015	13.67	0.43	(0.57)	(0.14)	(0.32)		–	13.21	(1.00)	1,545	6	0.42	0.42	3.02
12/31/2014	15.01	0.49	(1.36)	(0.87)	(0.47)		–	13.67	(5.82)	35,282	6	0.42	0.42	3.29
12/31/2013	12.63	0.37	2.36	2.73	(0.35)		–	15.01	21.64	32,612	1	0.43	0.43	2.69
12/31/2012	10.96	0.38	1.62	2.00	(0.33)		–	12.63	18.28	23,298	2	0.45	0.45	3.21
12/31/2011	12.87	0.39	(1.95)	(1.56)	(0.35)		–	10.96	(12.09)	19,988	5	0.45	0.45	3.14

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Return(c) Total	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)		Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital Bond Index Fund
Class A
12/31/2015	$11.78	$0.22	$(0.24)	$(0.02)	$(0.23)		$(0.03)		$11.50	(0.12)%	$1,050,126	80	%(p)	0.58%		0.58%		1.85%
12/31/2014	11.62	0.24	0.41	0.65	(0.37)		(0.12)		11.78	5.61	892,848	78	(p)	0.57		0.57		1.97
12/31/2013	12.22	0.20	(0.53)	(0.33)	(0.26)		(0.01)		11.62	(2.73)	1,543,416	69	(p)	0.56		0.56		1.66
12/31/2012	12.11	0.24	0.19	0.43	(0.27)		(0.05)		12.22	3.61	1,826,770	63	(p)	0.56		0.56		1.98
12/31/2011	11.73	0.31	0.53	0.84	(0.34)		(0.12)		12.11	7.15	1,549,529	94	(p)	0.57		0.57		2.57
Class B
12/31/2015	12.15	0.25	(0.24)	0.01	(0.25)		(0.03)		11.88	0.15	1,369	80	(p)	0.38		0.38		2.06
12/31/2014	11.99	0.27	0.42	0.69	(0.41)		(0.12)		12.15	5.75	5,477	78	(p)	0.37		0.37		2.18
12/31/2013	12.61	0.23	(0.56)	(0.33)	(0.28)		(0.01)		11.99	(2.60)	4,558	69	(p)	0.36		0.36		1.87
12/31/2012	12.48	0.28	0.20	0.48	(0.30)		(0.05)		12.61	3.85	4,559	63	(p)	0.36		0.36		2.18
12/31/2011	12.08	0.34	0.55	0.89	(0.37)		(0.12)		12.48	7.31	4,345	94	(p)	0.37		0.37		2.75
JNL/Mellon Capital Utilities Sector Fund
Class A
12/31/2015	11.85	0.33	(0.98)	(0.65)	(0.15)		(0.06)		10.99	(5.41)	43,462	34		0.70		0.70		2.92
12/31/2014	9.39	0.31	2.15	2.46	(0.00	)(i)	–		11.85	26.20	46,617	14		0.71		0.71		2.87
12/31/2013*	10.00	0.22	(0.62)	(0.40)	(0.21)		(0.00	)(i)	9.39	(3.98)	3,246	77		0.73		0.73		3.41
JNL/Morgan Stanley Mid Cap Growth Fund
Class A
12/31/2015	12.95	(0.09)	(0.48)	(0.57)	–		(0.52)		11.86	(4.32)	236,038	24		1.10		1.10		(0.66)
12/31/2014	13.13	(0.06)	0.01	(0.05)	–		(0.13)		12.95	(0.40)	214,231	75		1.10		1.10		(0.49)
12/31/2013	9.55	(0.06)	3.66	3.60	–		(0.02)		13.13	37.73	209,418	41		1.10		1.10		(0.48)
12/31/2012*	10.00	0.04	(0.45)	(0.41)	(0.04	)(q)	–		9.55	(4.13)	17,008	28		1.11		1.11		0.59
Class B
12/31/2015	13.01	(0.06)	(0.49)	(0.55)	–		(0.52)		11.94	(4.15)	14	24		0.90		0.90		(0.47)
12/31/2014	13.16	(0.04)	0.02	(0.02)	–		(0.13)		13.01	(0.17)	136	75		0.90		0.90		(0.28)
12/31/2013	9.55	(0.01)	3.64	3.63	–		(0.02)		13.16	38.04	133	41		0.90		0.90		(0.12)
12/31/2012*	10.00	0.05	(0.45)	(0.40)	(0.05	)(q)	–		9.55	(4.05)	96	28		0.91		0.91		0.86
JNL Multi-Manager Alternative Fund
Class A
12/31/2015*	10.00	0.00	(0.43)	(0.43)	–		–		9.57	(4.30)	707,434	178		2.10	(h)	2.51	(h)	0.07
JNL Multi-Manager Small Cap Growth Fund
Class A
12/31/2015	27.27	(0.13)	(1.06)	(1.19)	–		(3.82)		22.26	(4.68)	1,260,834	137		0.98		0.98		(0.49)
12/31/2014	29.09	(0.08)	0.85	0.77	–		(2.59)		27.27	2.80	1,361,883	46		0.97		0.97		(0.27)
12/31/2013	22.77	(0.07)	6.99	6.92	(0.02)		(0.58)		29.09	30.47 (k)	1,637,979	71		0.97		0.97		(0.28)
12/31/2012	20.16	0.02	2.76	2.78	–		(0.17)		22.77	13.83	1,272,126	51		0.98		0.98		0.07
12/31/2011	21.88	(0.11)	(0.41)	(0.52)	–		(1.20)		20.16	(2.31)	820,374	39		0.99		0.99		(0.51)
Class B
12/31/2015	28.05	(0.08)	(1.09)	(1.17)	–		(3.82)		23.06	(4.47)	894	137		0.78		0.78		(0.28)
12/31/2014	29.78	(0.02)	0.88	0.86	–		(2.59)		28.05	3.04	1,188	46		0.77		0.77		(0.07)
12/31/2013	23.29	(0.02)	7.15	7.13	(0.06)		(0.58)		29.78	30.69 (k)	1,159	71		0.77		0.77		(0.08)
12/31/2012	20.57	0.05	2.84	2.89	–		(0.17)		23.29	14.09	912	51		0.78		0.78		0.23
12/31/2011	22.25	(0.07)	(0.41)	(0.48)	–		(1.20)		20.57	(2.09)	638	39		0.79		0.79		(0.31)
JNL Multi-Manager Small Cap Value Fund
Class A
12/31/2015	15.19	0.09	(1.49)	(1.40)	(0.05)		(0.88)		12.86	(9.44)	1,020,575	138		1.08		1.08		0.61
12/31/2014	16.61	0.06	(0.04)	0.02	(0.06)		(1.38)		15.19	0.15	1,147,989	20		1.08		1.08		0.34
12/31/2013	12.53	0.06	4.24	4.30	(0.12)		(0.10)		16.61	34.38	1,031,865	25		1.08		1.08		0.39
12/31/2012	10.69	0.15	1.73	1.88	(0.03)		(0.01)		12.53	17.62	919,607	8		1.10		1.10		1.28
12/31/2011	11.02	0.06	(0.36)	(0.30)	(0.03)		–		10.69	(2.73)	413,671	17		1.12		1.12		0.54
Class B
12/31/2015	15.19	0.12	(1.49)	(1.37)	(0.08)		(0.88)		12.86	(9.26)	417	138		0.88		0.88		0.82
12/31/2014	16.60	0.09	(0.03)	0.06	(0.09)		(1.38)		15.19	0.36	511	20		0.88		0.88		0.52
12/31/2013	12.51	0.09	4.24	4.33	(0.14)		(0.10)		16.60	34.67	556	25		0.88		0.88		0.60
12/31/2012	10.66	0.16	1.74	1.90	(0.04)		(0.01)		12.51	17.87	459	8		0.90		0.90		1.40
12/31/2011	10.98	0.08	(0.36)	(0.28)	(0.04)		–		10.66	(2.54)	394	17		0.92		0.92		0.72

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)		Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL/Neuberger Berman Strategic Income Fund
Class A
12/31/2015	$10.89	$0.32	$(0.44)	$(0.12)	$(0.15)	$(0.17)		$10.45	(1.14)%	$761,507	80	%(r)	0.94%		0.94%		2.92%
12/31/2014	10.50	0.29	0.22	0.51	(0.08)	(0.04)		10.89	4.90	667,837	107	(r)	0.95		0.95		2.68
12/31/2013	10.54	0.24	(0.25)	(0.01)	(0.02)	(0.01)		10.50	(0.10)	467,334	106	(r)	0.95		0.95		2.24
12/31/2012*	10.00	0.13	0.41	0.54	–	–		10.54	5.40	80,917	76	(r)	0.95		0.95		1.93
Class B
12/31/2015	10.94	0.34	(0.42)	(0.08)	(0.17)	(0.17)		10.52	(0.81)	36	80	(r)	0.74		0.74		3.09
12/31/2014	10.53	0.31	0.23	0.54	(0.09)	(0.04)		10.94	5.14	145	107	(r)	0.75		0.75		2.88
12/31/2013	10.55	0.26	(0.25)	0.01	(0.02)	(0.01)		10.53	0.10	121	106	(r)	0.75		0.75		2.43
12/31/2012*	10.00	0.14	0.41	0.55	–	–		10.55	5.50	121	76	(r)	0.75		0.75		2.09
JNL/Oppenheimer Emerging Markets Innovator Fund
Class A
12/31/2015*	10.00	0.01	(1.52)	(1.51)	–	–		8.49	(15.10)	129,094	39		1.46		1.46		0.08
JNL/Oppenheimer Global Growth Fund
Class A
12/31/2015	14.19	0.11	0.43	0.54	(0.12)	(0.38)		14.23	3.80	1,532,163	17		0.97		0.97		0.75
12/31/2014	14.26	0.16	0.12	0.28	(0.08)	(0.27)		14.19	1.91	1,233,220	20		0.99		0.99		1.11
12/31/2013	11.40	0.11	2.87	2.98	(0.12)	(0.00	)(i)	14.26	26.24	987,372	15		0.99		0.99		0.88
12/31/2012	9.55	0.14	1.82	1.96	(0.11)	–		11.40	20.54	636,096	34		1.01		1.01		1.33
12/31/2011	10.47	0.13	(0.99)	(0.86)	(0.06)	–		9.55	(8.22)	546,730	19		1.01		1.01		1.25
Class B
12/31/2015	14.39	0.15	0.43	0.58	(0.15)	(0.38)		14.44	3.97	1,018	17		0.77		0.77		0.97
12/31/2014	14.45	0.19	0.12	0.31	(0.10)	(0.27)		14.39	2.08	1,019	20		0.79		0.79		1.30
12/31/2013	11.54	0.14	2.91	3.05	(0.14)	(0.00	)(i)	14.45	26.52	1,030	15		0.79		0.79		1.12
12/31/2012	9.66	0.16	1.85	2.01	(0.13)	–		11.54	20.82	839	34		0.81		0.81		1.49
12/31/2011	10.59	0.15	(1.01)	(0.86)	(0.07)	–		9.66	(8.11)	631	19		0.81		0.81		1.40
JNL/PIMCO Real Return Fund
Class A
12/31/2015	10.46	0.05	(0.37)	(0.32)	(0.40)	–		9.74	(3.10)	1,571,160	29		0.94	(h)	0.94	(h)	0.47
12/31/2014	10.20	0.15	0.19	0.34	(0.08)	–		10.46	3.29	1,950,838	34		0.86	(h)	0.86	(h)	1.37
12/31/2013	12.89	0.07	(1.24)	(1.17)	(0.17)	(1.35)		10.20	(9.13)	1,820,680	86		0.86	(h)	0.86	(h)	0.61
12/31/2012	12.83	0.13	0.96	1.09	(0.25)	(0.78)		12.89	8.43	3,083,176	85		0.85	(h)	0.85	(h)	0.98
12/31/2011	12.06	0.21	1.20	1.41	(0.11)	(0.53)		12.83	11.71	2,714,541	443		0.81	(h)	0.81	(h)	1.65
Class B
12/31/2015	10.56	0.08	(0.40)	(0.32)	(0.42)	–		9.82	(3.03)	693	29		0.74	(h)	0.74	(h)	0.80
12/31/2014	10.30	0.17	0.19	0.36	(0.10)	–		10.56	3.52	757	34		0.66	(h)	0.66	(h)	1.61
12/31/2013	13.01	0.10	(1.25)	(1.15)	(0.21)	(1.35)		10.30	(8.88)	768	86		0.66	(h)	0.66	(h)	0.84
12/31/2012	12.93	0.16	0.97	1.13	(0.27)	(0.78)		13.01	8.67	952	85		0.65	(h)	0.65	(h)	1.20
12/31/2011	12.15	0.23	1.20	1.43	(0.12)	(0.53)		12.93	11.84	513	443		0.61	(h)	0.61	(h)	1.76
JNL/PIMCO Total Return Bond Fund
Class A
12/31/2015	12.61	0.30	(0.25)	0.05	(0.38)	(0.24)		12.04	0.41	4,316,143	37		0.79	(h)	0.80	(h)	2.35
12/31/2014	12.61	0.16	0.34	0.50	(0.45)	(0.05)		12.61	3.98	4,541,679	265		0.80	(h)	0.80	(h)	1.27
12/31/2013	13.06	0.14	(0.41)	(0.27)	(0.16)	(0.02)		12.61	(2.08)	5,138,711	421		0.80	(h)	0.80	(h)	1.05
12/31/2012	12.57	0.24	0.76	1.00	(0.25)	(0.26)		13.06	8.00	5,788,043	448		0.80	(h)	0.80	(h)	1.79
12/31/2011	12.35	0.30	0.31	0.61	(0.37)	(0.02)		12.57	4.91	3,843,292	500		0.80	(h)	0.80	(h)	2.35
Class B
12/31/2015	13.50	0.35	(0.27)	0.08	(0.41)	(0.24)		12.93	0.56	17,787	37		0.59	(h)	0.60	(h)	2.55
12/31/2014	13.46	0.20	0.37	0.57	(0.48)	(0.05)		13.50	4.27	18,000	265		0.60	(h)	0.60	(h)	1.47
12/31/2013	13.93	0.17	(0.43)	(0.26)	(0.19)	(0.02)		13.46	(1.92)	19,989	421		0.60	(h)	0.60	(h)	1.26
12/31/2012	13.37	0.28	0.81	1.09	(0.27)	(0.26)		13.93	8.21	24,851	448		0.60	(h)	0.60	(h)	2.00
12/31/2011	13.11	0.34	0.33	0.67	(0.39)	(0.02)		13.37	5.12	17,968	500		0.60	(h)	0.60	(h)	2.55

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/PPM America Floating Rate Income Fund
Class A
12/31/2015	$10.65	$0.39	$(0.52)	$(0.13)	$(0.41)	$–	$10.11	(1.28)%	$1,512,553	37%	0.98%	0.98%	3.60%
12/31/2014	10.91	0.38	(0.36)	0.02	(0.26)	(0.02)	10.65	0.12	1,611,668	97	0.98	0.98	3.44
12/31/2013	10.60	0.40	0.07	0.47	(0.16)	–	10.91	4.41	1,543,108	62	0.98	0.98	3.71
12/31/2012	10.07	0.44	0.35	0.79	(0.26)	–	10.60	7.82	659,373	55	1.00	1.00	4.17
12/31/2011*	10.00	0.36	(0.29)	0.07	–	–	10.07	0.70	445,716	57	1.00	1.00	3.64
JNL/PPM America High Yield Bond Fund
Class A
12/31/2015	6.65	0.40	(0.88)	(0.48)	(0.41)	(0.01)	5.75	(7.05)	2,360,906	76	0.74	0.74	5.98
12/31/2014	7.18	0.41	(0.40)	0.01	(0.43)	(0.11)	6.65	0.13	2,729,886	64	0.74	0.74	5.58
12/31/2013	7.21	0.46	0.13	0.59	(0.45)	(0.17)	7.18	8.20	2,573,016	94	0.74	0.74	6.17
12/31/2012	6.51	0.49	0.60	1.09	(0.39)	–	7.21	16.75	2,193,974	73	0.74	0.74	6.87
12/31/2011	6.67	0.50	(0.19)	0.31	(0.47)	–	6.51	4.67	1,261,007	46	0.75	0.75	7.21
Class B
12/31/2015	7.58	0.47	(1.00)	(0.53)	(0.43)	(0.01)	6.61	(6.92)	10,275	76	0.54	0.54	6.18
12/31/2014	8.10	0.48	(0.45)	0.03	(0.44)	(0.11)	7.58	0.44	11,965	64	0.54	0.54	5.78
12/31/2013	8.05	0.53	0.16	0.69	(0.47)	(0.17)	8.10	8.52	12,319	94	0.54	0.54	6.39
12/31/2012	7.23	0.56	0.66	1.22	(0.40)	–	8.05	16.90	11,478	73	0.54	0.54	7.10
12/31/2011	7.35	0.56	(0.20)	0.36	(0.48)	–	7.23	4.96	8,751	46	0.55	0.55	7.41
JNL/PPM America Mid Cap Value Fund
Class A
12/31/2015	15.54	0.13	(1.28)	(1.15)	(0.11)	(1.88)	12.40	(8.06)	343,812	46	1.00	1.06	0.84
12/31/2014	14.93	0.11	1.44	1.55	(0.08)	(0.86)	15.54	10.45	391,525	47	1.04	1.06	0.72
12/31/2013	10.64	0.09	4.28	4.37	(0.08)	–	14.93	41.08	318,545	43	1.06	1.06	0.73
12/31/2012	9.78	0.11	1.47	1.58	(0.05)	(0.67)	10.64	16.43	153,777	71	1.06	1.06	0.99
12/31/2011	10.69	0.05	(0.84)	(0.79)	(0.01)	(0.11)	9.78	(7.41)	117,872	68	1.06	1.06	0.48
Class B
12/31/2015	15.61	0.16	(1.29)	(1.13)	(0.14)	(1.88)	12.46	(7.92)	66	46	0.80	0.86	1.02
12/31/2014	14.98	0.14	1.45	1.59	(0.10)	(0.86)	15.61	10.69	268	47	0.84	0.86	0.90
12/31/2013	10.67	0.12	4.28	4.40	(0.09)	–	14.98	41.31	261	43	0.86	0.86	0.91
12/31/2012	9.80	0.13	1.48	1.61	(0.07)	(0.67)	10.67	16.70	162	71	0.86	0.86	1.18
12/31/2011	10.70	0.07	(0.84)	(0.77)	(0.02)	(0.11)	9.80	(7.23)	150	68	0.86	0.86	0.69
JNL/PPM America Small Cap Value Fund
Class A
12/31/2015	11.26	0.07	(0.46)	(0.39)	(0.06)	(0.69)	10.12	(3.49)	381,841	54	1.00	1.05	0.57
12/31/2014	12.51	0.05	0.68	0.73	(0.03)	(1.95)	11.26	5.85	211,532	69	1.05	1.06	0.39
12/31/2013	9.74	0.06	3.56	3.62	(0.04)	(0.81)	12.51	37.35	198,874	48	1.06	1.06	0.51
12/31/2012	8.41	0.08	1.57	1.65	(0.09)	(0.23)	9.74	19.68	99,004	86	1.06	1.06	0.91
12/31/2011	10.13	0.03	(0.90)	(0.87)	(0.02)	(0.83)	8.41	(8.02)	68,493	75	1.06	1.06	0.26
Class B
12/31/2015	11.31	0.08	(0.26)	(0.18)	(0.08)	(0.69)	10.36	(1.48)	33	54	0.80	0.85	0.68
12/31/2014	12.54	0.07	0.70	0.77	(0.05)	(1.95)	11.31	6.14	14,348	69	0.85	0.86	0.58
12/31/2013	9.76	0.08	3.57	3.65	(0.06)	(0.81)	12.54	37.56	16,945	48	0.86	0.86	0.72
12/31/2012	8.43	0.10	1.58	1.68	(0.12)	(0.23)	9.76	19.93	6,729	86	0.86	0.86	1.10
12/31/2011	10.15	0.05	(0.90)	(0.85)	(0.04)	(0.83)	8.43	(7.84)	6,119	75	0.86	0.86	0.46

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/PPM America Value Equity Fund
Class A
12/31/2015	$19.31	$0.32	$(2.00)	$(1.68)	$–	$–	$17.63	(8.70)%	$162,482	26%	0.86%	0.86%	1.72%
12/31/2014	17.97	0.28	1.98	2.26	(0.92)	–	19.31	12.50	212,739	33	0.85	0.85	1.47
12/31/2013	12.96	0.23	4.98	5.21	(0.20)	–	17.97	40.23 (k)	179,288	31	0.86	0.86	1.45
12/31/2012	11.36	0.21	1.57	1.78	(0.18)	–	12.96	15.66	118,286	39	0.86	0.86	1.63
12/31/2011	12.15	0.17	(0.82)	(0.65)	(0.14)	–	11.36	(5.26)	102,336	50	0.86	0.86	1.39
Class B
12/31/2015	19.38	0.36	(2.00)	(1.64)	–	–	17.74	(8.46)	72	26	0.66	0.66	1.91
12/31/2014	18.05	0.32	1.99	2.31	(0.98)	–	19.38	12.74	991	33	0.65	0.65	1.69
12/31/2013	13.01	0.26	5.01	5.27	(0.23)	–	18.05	40.50 (k)	550	31	0.66	0.66	1.63
12/31/2012	11.40	0.23	1.59	1.82	(0.21)	–	13.01	15.92	369	39	0.66	0.66	1.83
12/31/2011	12.19	0.18	(0.80)	(0.62)	(0.17)	–	11.40	(5.06)	264	50	0.66	0.66	1.47
JNL/Red Rocks Listed Private Equity Fund
Class A
12/31/2015	10.91	0.23	(0.25)	(0.02)	(0.67)	(0.58)	9.64	(0.41)	641,681	27	1.17	1.17	2.06
12/31/2014	12.17	0.21	(0.14)	0.07	(0.85)	(0.48)	10.91	0.62	847,960	34	1.17	1.17	1.71
12/31/2013	9.33	0.20	3.64	3.84	(1.00)	–	12.17	41.66	826,147	40	1.17	1.17	1.80
12/31/2012	7.25	0.15	2.04	2.19	–	(0.11)	9.33	30.26	684,236	31	1.17	1.17	1.79
12/31/2011	10.07	0.19	(1.96)	(1.77)	(0.85)	(0.20)	7.25	(17.97)	602,339	65	1.17	1.17	1.88
Class B
12/31/2015	11.01	0.26	(0.26)	0.00	(0.70)	(0.58)	9.73	(0.23)	435	27	0.97	0.97	2.25
12/31/2014	12.26	0.24	(0.14)	0.10	(0.87)	(0.48)	11.01	0.86	515	34	0.97	0.97	1.92
12/31/2013	9.40	0.22	3.66	3.88	(1.02)	–	12.26	41.79	550	40	0.97	0.97	1.96
12/31/2012	7.28	0.17	2.06	2.23	–	(0.11)	9.40	30.69	430	31	0.97	0.97	2.00
12/31/2011	10.10	0.22	(1.98)	(1.76)	(0.86)	(0.20)	7.28	(17.83)	402	65	0.97	0.97	2.23
JNL/S&P Competitive Advantage Fund
Class A
12/31/2015	16.89	0.17	0.09	0.26	(0.13)	(1.67)	15.35	1.19	2,697,114	81	0.66	0.66	0.98
12/31/2014	16.82	0.15	1.54	1.69	(0.05)	(1.57)	16.89	10.06	2,800,241	54	0.66	0.66	0.90
12/31/2013	12.54	0.09	5.27	5.36	(0.09)	(0.99)	16.82	42.94	1,720,778	68	0.67	0.67	0.59
12/31/2012	10.95	0.14	1.68	1.82	(0.07)	(0.16)	12.54	16.63	824,193	58	0.69	0.69	1.17
12/31/2011	10.70	0.13	0.99	1.12	(0.09)	(0.78)	10.95	10.53	534,406	67	0.70	0.70	1.17
Class B
12/31/2015	16.97	0.21	0.08	0.29	(0.15)	(1.67)	15.44	1.40	431	81	0.46	0.46	1.18
12/31/2014	16.87	0.19	1.54	1.73	(0.06)	(1.57)	16.97	10.30	542	54	0.46	0.46	1.11
12/31/2013	12.56	0.12	5.28	5.40	(0.10)	(0.99)	16.87	43.23	473	68	0.47	0.47	0.79
12/31/2012	10.95	0.21	1.64	1.85	(0.08)	(0.16)	12.56	16.91	531	58	0.49	0.49	1.70
12/31/2011	10.70	0.15	0.98	1.13	(0.10)	(0.78)	10.95	10.65	102	67	0.50	0.50	1.38
JNL/S&P Dividend Income & Growth Fund
Class A
12/31/2015	15.27	0.43	(0.33)	0.10	(0.38)	(0.90)	14.09	0.69	3,958,646	69	0.66	0.66	2.84
12/31/2014	14.24	0.42	1.53	1.95	(0.20)	(0.72)	15.27	13.70	4,277,523	36	0.66	0.66	2.76
12/31/2013	11.39	0.36	3.13	3.49	(0.19)	(0.45)	14.24	30.78	2,928,292	57	0.67	0.67	2.66
12/31/2012	10.70	0.38	0.99	1.37	(0.18)	(0.50)	11.39	12.81	1,267,104	55	0.67	0.67	3.30
12/31/2011	9.76	0.32	0.89	1.21	(0.13)	(0.14)	10.70	12.42	920,551	62	0.69	0.69	3.10
Class B
12/31/2015	15.42	0.46	(0.32)	0.14	(0.41)	(0.90)	14.25	0.93	1,155	69	0.46	0.46	3.03
12/31/2014	14.36	0.45	1.54	1.99	(0.21)	(0.72)	15.42	13.89	1,183	36	0.46	0.46	2.96
12/31/2013	11.46	0.39	3.16	3.55	(0.20)	(0.45)	14.36	31.14	1,082	57	0.47	0.47	2.85
12/31/2012	10.76	0.41	0.98	1.39	(0.19)	(0.50)	11.46	12.93	447	55	0.47	0.47	3.50
12/31/2011	9.80	0.35	0.89	1.24	(0.14)	(0.14)	10.76	12.66	341	62	0.49	0.49	3.34

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/S&P International 5 Fund
Class A
12/31/2015	$9.46	$0.27	$(0.47)	$(0.20)	$(0.07)	$–	$9.19	(2.15)%	$122,919	79%	0.80%	0.80%	2.79%
12/31/2014 *	10.00	0.08	(0.62)	(0.54)	–	–	9.46	(5.40)	123,501	0	0.80	0.80	2.77
JNL/S&P Intrinsic Value Fund
Class A
12/31/2015	16.55	0.40	(2.63)	(2.23)	(0.17)	(1.81)	12.34	(13.84)	2,547,388	85	0.66	0.66	2.51
12/31/2014	15.59	0.24	2.57	2.81	(0.12)	(1.73)	16.55	18.04	2,636,223	71	0.67	0.67	1.48
12/31/2013	10.93	0.21	5.22	5.43	(0.13)	(0.64)	15.59	49.95	1,616,263	105	0.68	0.68	1.51
12/31/2012	9.90	0.20	1.20	1.40	(0.11)	(0.26)	10.93	14.11	698,722	75	0.69	0.69	1.90
12/31/2011	9.97	0.16	0.50	0.66	(0.08)	(0.65)	9.90	6.52	568,684	104	0.70	0.70	1.51
Class B
12/31/2015	16.80	0.41	(2.64)	(2.23)	(0.19)	(1.81)	12.57	(13.62)	540	85	0.46	0.46	2.54
12/31/2014	15.79	0.28	2.60	2.88	(0.14)	(1.73)	16.80	18.23	778	71	0.47	0.47	1.67
12/31/2013	11.05	0.24	5.28	5.52	(0.14)	(0.64)	15.79	50.26	731	105	0.48	0.48	1.69
12/31/2012	10.00	0.25	1.18	1.43	(0.12)	(0.26)	11.05	14.31	421	75	0.49	0.49	2.28
12/31/2011	10.05	0.17	0.52	0.69	(0.09)	(0.65)	10.00	6.77	196	104	0.50	0.50	1.62
JNL/S&P Mid 3 Fund
Class A
12/31/2015	11.41	0.09	(1.30)	(1.21)	(0.01)	(0.14)	10.05	(10.61)	422,825	181	0.80	0.80	0.84
12/31/2014 *	10.00	0.07	1.34	1.41	–	–	11.41	14.10	164,875	100	0.80	0.80	0.90
Class B
12/31/2015	11.43	0.11	(1.30)	(1.19)	(0.02)	(0.14)	10.08	(10.48)	11	181	0.60	0.60	0.95
12/31/2014 *	10.00	0.07	1.36	1.43	–	–	11.43	14.30	116	100	0.60	0.60	1.03
JNL/S&P Total Yield Fund
Class A
12/31/2015	15.07	0.30	(1.46)	(1.16)	(0.20)	(1.68)	12.03	(7.72)	2,094,742	86	0.67	0.67	2.04
12/31/2014	14.98	0.33	2.04	2.37	(0.13)	(2.15)	15.07	15.89	1,917,060	117	0.67	0.67	2.05
12/31/2013	10.36	0.23	5.10	5.33	(0.13)	(0.58)	14.98	51.68	1,167,108	121	0.68	0.68	1.74
12/31/2012	8.66	0.20	1.69	1.89	(0.09)	(0.10)	10.36	21.83	518,667	74	0.70	0.70	2.03
12/31/2011	9.74	0.14	(0.66)	(0.52)	(0.10)	(0.46)	8.66	(5.40)	368,696	76	0.70	0.70	1.47
Class B
12/31/2015	15.17	0.30	(1.43)	(1.13)	(0.22)	(1.68)	12.14	(7.48)	296	86	0.47	0.47	2.04
12/31/2014	15.06	0.35	2.06	2.41	(0.15)	(2.15)	15.17	16.03	521	117	0.47	0.47	2.21
12/31/2013	10.40	0.27	5.11	5.38	(0.14)	(0.58)	15.06	52.00	547	121	0.48	0.48	2.00
12/31/2012	8.68	0.21	1.71	1.92	(0.10)	(0.10)	10.40	22.16	128	74	0.50	0.50	2.18
12/31/2011	9.76	0.16	(0.67)	(0.51)	(0.11)	(0.46)	8.68	(5.27)	126	76	0.50	0.50	1.66
JNL/Scout Unconstrained Bond Fund
Class A
12/31/2015	9.62	0.06	(0.11)	(0.05)	–	–	9.57	(0.52)	946,774	444	1.00	1.00	0.58
12/31/2014 *	10.00	(0.02)	(0.36)	(0.38)	–	–	9.62	(3.80)	696,028	36	1.00	1.00	(0.32)
JNL/T. Rowe Price Established Growth Fund
Class A
12/31/2015	33.19	(0.06)	3.60	3.54	–	(2.35)	34.38	10.70	6,783,994	35	0.86	0.86	(0.16)
12/31/2014	33.33	(0.04)	2.95	2.91	–	(3.05)	33.19	8.71	4,884,766	36	0.86	0.86	(0.12)
12/31/2013	24.92	(0.05)	9.68	9.63	(0.02)	(1.20)	33.33	38.67	4,323,901	33	0.86	0.86	(0.16)
12/31/2012	20.97	0.03	3.92	3.95	–	–	24.92	18.84	2,497,336	29	0.87	0.87	0.11
12/31/2011	21.22	(0.02)	(0.23)	(0.25)	–	–	20.97	(1.18)	1,802,773	28	0.87	0.87	(0.11)
Class B
12/31/2015	33.90	0.01	3.68	3.69	–	(2.35)	35.24	10.92	74,780	35	0.66	0.66	0.04
12/31/2014	33.91	0.03	3.01	3.04	–	(3.05)	33.90	8.95	63,192	36	0.66	0.66	0.08
12/31/2013	25.31	0.01	9.85	9.86	(0.06)	(1.20)	33.91	38.97	58,140	33	0.66	0.66	0.04
12/31/2012	21.26	0.07	3.98	4.05	–	–	25.31	19.05	42,448	29	0.67	0.67	0.29
12/31/2011	21.47	0.02	(0.23)	(0.21)	–	–	21.26	(0.98)	35,832	28	0.67	0.67	0.08

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)		Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL/T. Rowe Price Mid-Cap Growth Fund
Class A
12/31/2015	$38.87	$(0.10)	$2.58	$2.48	$–		$(3.48)	$37.87	6.47%	$3,635,887	31%		1.00%		1.00%		(0.25)%
12/31/2014	37.47	(0.14)	4.98	4.84	(0.06)		(3.38)	38.87	12.83	2,992,442	30		1.01		1.01		(0.36)
12/31/2013	29.14	(0.13)	10.74	10.61	–		(2.28)	37.47	36.50 (k)	2,508,258	33		1.01		1.01		(0.39)
12/31/2012	26.86	(0.04)	3.69	3.65	(0.06)		(1.31)	29.14	13.59	1,729,982	33		1.01		1.01		(0.12)
12/31/2011	29.78	(0.14)	(0.32)	(0.46)	(0.00	)(i)	(2.46)	26.86	(1.46)	1,437,209	38		1.01		1.01		(0.47)
Class B
12/31/2015	40.07	(0.02)	2.66	2.64	–		(3.48)	39.23	6.67	71,922	31		0.80		0.80		(0.06)
12/31/2014	38.45	(0.06)	5.12	5.06	(0.06)		(3.38)	40.07	13.07	64,631	30		0.81		0.81		(0.16)
12/31/2013	29.81	(0.07)	10.99	10.92	–		(2.28)	38.45	36.72 (k)	57,214	33		0.81		0.81		(0.19)
12/31/2012	27.44	0.02	3.78	3.80	(0.12)		(1.31)	29.81	13.83	41,608	33		0.81		0.81		0.06
12/31/2011	30.31	(0.08)	(0.32)	(0.40)	(0.01)		(2.46)	27.44	(1.25)	38,236	38		0.81		0.81		(0.27)
JNL/T. Rowe Price Short-Term Bond Fund
Class A
12/31/2015	9.87	0.08	(0.05)	0.03	(0.09)		–	9.81	0.32	1,830,411	47		0.71		0.71		0.81
12/31/2014	9.94	0.09	(0.05)	0.04	(0.11)		–	9.87	0.43	1,780,915	41		0.71		0.71		0.90
12/31/2013	10.06	0.07	(0.06)	0.01	(0.13)		–	9.94	0.10	1,657,217	59		0.70		0.70		0.72
12/31/2012	9.91	0.11	0.13	0.24	(0.09)		–	10.06	2.44	2,018,886	45		0.71		0.71		1.08
12/31/2011	9.88	0.14	(0.00)	0.14	(0.11)		–	9.91	1.38	1,220,682	50		0.72		0.72		1.41
Class B
12/31/2015	9.97	0.10	(0.06)	0.04	(0.11)		–	9.90	0.41	297	47		0.51		0.51		0.96
12/31/2014	10.03	0.11	(0.04)	0.07	(0.13)		–	9.97	0.73	1,225	41		0.51		0.51		1.11
12/31/2013	10.15	0.09	(0.06)	0.03	(0.15)		–	10.03	0.28	294	59		0.50		0.50		0.91
12/31/2012	9.99	0.14	0.12	0.26	(0.10)		–	10.15	2.64	206	45		0.51		0.51		1.36
12/31/2011	9.95	0.16	(0.00)	0.16	(0.12)		–	9.99	1.58	284	50		0.52		0.52		1.54
JNL/T. Rowe Price Value Fund
Class A
12/31/2015	17.24	0.20	(0.52)	(0.32)	(0.14)		(1.31)	15.47	(1.84)	3,961,778	70		0.91		0.91		1.18
12/31/2014	16.13	0.19	1.94	2.13	(0.13)		(0.89)	17.24	13.24	3,565,349	49		0.91		0.91		1.13
12/31/2013	12.34	0.18	4.38	4.56	(0.18)		(0.59)	16.13	37.14	2,428,256	39		0.91		0.92		1.25
12/31/2012	10.47	0.20	1.82	2.02	(0.15)		–	12.34	19.33	1,565,619	62		0.92		0.93		1.76
12/31/2011	10.84	0.17	(0.39)	(0.22)	(0.15)		–	10.47	(2.07)	1,305,413	51		0.93		0.93		1.53
Class B
12/31/2015	17.79	0.24	(0.54)	(0.30)	(0.16)		(1.31)	16.02	(1.65)	892	70		0.71		0.71		1.35
12/31/2014	16.61	0.23	1.99	2.22	(0.15)		(0.89)	17.79	13.41	1,330	49		0.71		0.71		1.33
12/31/2013	12.68	0.22	4.50	4.72	(0.20)		(0.59)	16.61	37.42	1,210	39		0.71		0.72		1.46
12/31/2012	10.75	0.23	1.87	2.10	(0.17)		–	12.68	19.58	1,008	62		0.72		0.73		1.96
12/31/2011	11.11	0.19	(0.39)	(0.20)	(0.16)		–	10.75	(1.80)	731	51		0.73		0.73		1.75
JNL/Westchester Capital Event Driven Fund
Class A
12/31/2015 *	10.00	0.02	(0.52)	(0.50)	–		–	9.50	(5.00)	193,074	182		1.75	(h)	1.75	(h)	0.31
JNL/WMC Balanced Fund
Class A
12/31/2015	22.19	0.36	(0.56)	(0.20)	(0.27)		(0.89)	20.83	(0.93)	4,825,207	112	(s)	0.73		0.73		1.61
12/31/2014	21.07	0.33	1.75	2.08	(0.27)		(0.69)	22.19	9.86	4,245,398	125	(s)	0.74		0.74		1.51
12/31/2013	18.15	0.31	3.18	3.49	(0.28)		(0.29)	21.07	19.33	3,345,428	205	(s)	0.74		0.74		1.53
12/31/2012	16.81	0.32	1.37	1.69	(0.22)		(0.13)	18.15	10.10	2,398,046	100	(s)	0.74		0.74		1.79
12/31/2011	16.45	0.30	0.24	0.54	(0.18)		–	16.81	3.27	1,792,691	52	(s)	0.74		0.74		1.81
Class B
12/31/2015	22.75	0.41	(0.58)	(0.17)	(0.30)		(0.89)	21.39	(0.75)	1,385	112	(s)	0.53		0.53		1.81
12/31/2014	21.56	0.39	1.79	2.18	(0.30)		(0.69)	22.75	10.11	1,511	125	(s)	0.54		0.54		1.71
12/31/2013	18.54	0.35	3.27	3.62	(0.31)		(0.29)	21.56	19.62	1,404	205	(s)	0.54		0.54		1.73
12/31/2012	17.16	0.36	1.39	1.75	(0.24)		(0.13)	18.54	10.26	1,181	100	(s)	0.54		0.54		1.99
12/31/2011	16.77	0.34	0.25	0.59	(0.20)		–	17.16	3.50	1,230	52	(s)	0.54		0.54		2.00

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from						Supplemental Data			Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)		Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/WMC Money Market Fund
Class A
12/31/2015	$1.00	$0.00	$0.00	$0.00	$(0.00	)(i)	$(0.00	)(i)	$1.00	0.00%	$1,562,631	N/A	%	0.25%	0.56%	0.00	%(t)
12/31/2014	1.00	0.00	0.00	0.00	(0.00	)(i)	(0.00	)(i)	1.00	0.00	1,286,438	N/A		0.18	0.56	0.00	(t)
12/31/2013	1.00	0.00	0.00	0.00	(0.00	)(i)	(0.00	)(i)	1.00	0.00	1,328,987	N/A		0.19	0.57	0.00	(t)
12/31/2012	1.00	0.00	0.00	0.00	(0.00	)(i)	(0.00	)(i)	1.00	0.00	1,243,885	N/A		0.25	0.57	0.00	(t)
12/31/2011	1.00	0.00	0.00	0.00	(0.00	)(i)	(0.00	)(i)	1.00	0.00	1,054,701	N/A		0.23	0.57	0.00	(t)
Class B
12/31/2015	1.00	0.00	0.00	0.00	(0.00	)(i)	(0.00	)(i)	1.00	0.00	6,653	N/A		0.25	0.36	0.00	(t)
12/31/2014	1.00	0.00	0.00	0.00	(0.00	)(i)	(0.00	)(i)	1.00	0.00	7,285	N/A		0.18	0.36	0.00	(t)
12/31/2013	1.00	0.00	0.00	0.00	(0.00	)(i)	(0.00	)(i)	1.00	0.00	7,755	N/A		0.19	0.37	0.00	(t)
12/31/2012	1.00	0.00	0.00	0.00	(0.00	)(i)	(0.00	)(i)	1.00	0.00	7,924	N/A		0.25	0.37	0.00	(t)
12/31/2011	1.00	0.00	0.00	0.00	(0.00	)(i)	(0.00	)(i)	1.00	0.00	8,547	N/A		0.23	0.37	0.00	(t)
JNL/WMC Value Fund
Class A
12/31/2015	24.25	0.38	(1.16)	(0.78)	(0.35)		(2.56)		20.56	(3.12)	1,623,060	19		0.78	0.78	1.57
12/31/2014	23.01	0.36	2.26	2.62	(0.36)		(1.02)		24.25	11.33	1,804,121	14		0.78	0.78	1.49
12/31/2013	18.54	0.35	5.39	5.74	(0.40)		(0.87)		23.01	31.05	1,717,996	23		0.78	0.78	1.63
12/31/2012	16.83	0.37	2.39	2.76	(0.42)		(0.63)		18.54	16.35	1,262,528	31		0.78	0.78	2.00
12/31/2011	17.37	0.29	(0.66)	(0.37)	(0.17)		–		16.83	(2.06)	1,220,027	19		0.79	0.79	1.66
Class B
12/31/2015	24.74	0.44	(1.19)	(0.75)	(0.40)		(2.56)		21.03	(2.94)	30,916	19		0.58	0.58	1.77
12/31/2014	23.44	0.41	2.32	2.73	(0.41)		(1.02)		24.74	11.58	32,446	14		0.58	0.58	1.69
12/31/2013	18.87	0.41	5.48	5.89	(0.45)		(0.87)		23.44	31.27	27,300	23		0.58	0.58	1.84
12/31/2012	17.12	0.42	2.43	2.85	(0.47)		(0.63)		18.87	16.59	19,665	31		0.58	0.58	2.20
12/31/2011	17.66	0.33	(0.68)	(0.35)	(0.19)		–		17.12	(1.87)	17,156	19		0.59	0.59	1.86

*

Commencement of operations was as follows: JNL/AB Dynamic Asset Allocation Fund - April 28, 2014; JNL/AQR Managed Futures Strategy Fund - August 29, 2011; JNL/Boston Partners Global Long Short Equity Fund - September 15, 2014; JNL/Brookfield Global Infrastructure and MLP Fund - December 12, 2011; JNL/DoubleLine Schiller Enhanced CAPE Fund - September 28, 2015; JNL/Franklin Templeton Global Multisector Bond Fund - December 12, 2011; JNL/Harris Oakmark Global Equity Fund - April 27, 2015; JNL/Mellon Capital Emerging Markets Index Fund - August 29, 2011; JNL/Mellon Capital Utilities Sector Fund - April 29, 2013; JNL/Morgan Stanley Mid Cap Growth Fund - April 30, 2012; JNL Multi-Manager Alternative Fund - April 27, 2015; JNL/Neuberger Berman Strategic Income Fund - April 30, 2012; JNL/Oppenheimer Emerging Markets Innovator Fund - April 27, 2015; JNL/PPM America Floating Rate Income Fund - January 1, 2011; JNL/S&P International 5 Fund - September 15, 2014; JNL/S&P Mid 3 Fund - April 28, 2014; JNL/Scout Unconstrained Bond Fund - April 28, 2014; JNL/Westchester Capital Event Driven Fund - April 27, 2015.

(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)	Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d)

Portfolio turnover is not annualized for periods of less than one year. Securities sold short are considered long term investments for purposes of calculating portfolio turnover. Dollar roll transactions are excluded for purposes of calculating portfolio turnover.

(e)	Consolidated Financial Statements since commencement of operations.
(f)	Consolidated Financial Statements starting year ended December 31, 2013.
(g)

Consolidated Financial Statements starting August 27, 2011. Prior to August 27, 2011, the JNL/BlackRock Global Allocation Fund had a Master-Feeder structure and invested substantially all its assets in a Master Fund. Accordingly, the ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s expenses.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

(h)	The net and total ratios of expenses to average net assets without dividend expenses, borrowing fees on securities sold short or interest expense for the following funds were as follows:

	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
JNL/BlackRock Global Allocation Fund
Class A	1.07%	1.07%	1.08%	N/A	N/A
Class B	0.87	0.87	0.88	N/A	N/A
JNL/Boston Partners Global Long Short Equity Fund
Class A	1.55	1.55	N/A	N/A	N/A
JNL/Goldman Sachs U.S. Equity Flex Fund
Class A	1.14	1.15	1.15	1.16%	1.15%
Class B	0.94	0.95	0.95	0.96	0.95
JNL Multi-Manager Alternative Fund
Class A	1.74	N/A	N/A	N/A	N/A
JNL/PIMCO Real Return Fund
Class A	0.79	0.79	0.79	0.79	0.79
Class B	0.59	0.59	0.59	0.59	0.59
JNL/PIMCO Total Return Bond Fund
Class A	0.78	0.80	0.80	0.80	0.80
Class B	0.58	0.60	0.60	0.60	0.60
JNL/Westchester Capital Event Driven Fund
Class A	1.45	N/A	N/A	N/A	N/A

(i)	Amount represents less than $0.005.
(j)	Portfolio turnover for the JNL/BlackRock Global Allocation Fund excludes the liquidation transactions related to the transition from a Master-Feeder structure to a Sub-Advised Fund.
(k)

Total return for the Fund includes class action settlement proceeds. The return for Class A and Class B, respectively, without the class action settlement proceeds was as follows: JNL/BlackRock Large Cap Select Growth Fund - 38.94% and 39.26%; JNL/Capital Guardian Global Balanced Fund - 15.44% and 15.65%; JNL/Capital Guardian Global Diversified Research Fund - 23.15% and 23.40%; JNL/Causeway International Value Select Fund – 21.33% and 21.52%; JNL/Invesco Mid Cap Value Fund - 30.82% and 31.05%; JNL/JPMorgan U.S. Government & Quality Bond Fund - (3.59)% and (3.40)%; JNL/Mellon Capital S&P 400 Mid Cap Index Fund - 32.92% and 33.12%; JNL/Mellon Capital Small Cap Index Fund - 38.35% and 38.56%; JNL Multi-Manager Small Cap Growth Fund – 30.43% and 30.65%; JNL/PPM America Value Equity Fund - 40.15% and 40.42%; JNL/T. Rowe Price Mid-Cap Growth Fund - 36.47% and 36.69%.

(l)	Portfolio turnover including dollar roll transactions for JNL/Capital Guardian Global Balanced Fund was 53%, 86%, 100%, 105 and 112% in 2011, 2012, 2013, 2014 and 2015, respectively.
(m)	Portfolio turnover including dollar roll transactions for JNL/Goldman Sachs Core Plus Bond Fund was 1,302%, 1,111%, 748%, 426% and 505% in 2011, 2012, 2013, 2014 and 2015, respectively.
(n)

Distribution amount for the JNL/Goldman Sachs Mid Cap Value Fund includes a return of capital distribution for Class A and Class B shares of $0.03 and $0.03 per share, respectively, for the year ended December 31, 2011.

(o)

Distribution amount for the JNL/Mellon Capital Small Cap Index Fund includes a return of capital distribution for Class A and Class B shares of $0.01 and $0.01 per share, respectively, for the year ended December 31, 2013.

(p)	Portfolio turnover including dollar roll transactions for JNL/Mellon Capital Bond Index Fund was 106%, 89%, 156%, 143% and 120% in 2011, 2012, 2013, 2014 and 2015, respectively.
(q)

Distribution amount for the JNL/Morgan Stanley Mid Cap Growth Fund includes a return of capital distribution for Class A and Class B shares of $0.01 and $0.01 per share, respectively, for the year ended December 31, 2012.

(r)	Portfolio turnover including dollar roll transactions for JNL/Neuberger Berman Strategic Income Fund was 246%, 380%, 382% and 363% in 2012, 2013, 2014 and 2015, respectively.
(s)	Portfolio turnover including dollar roll transactions for JNL/WMC Balanced Fund was 139%, 223%, 283%, 223% and 198% in 2011, 2012, 2013, 2014 and 2015, respectively.
(t)

The ratios for net investment income (loss) to average net assets without expense waivers for JNL/WMC Money Market Fund for 2011, 2012, 2013, 2014 and 2015 was (0.34)%, (0.32)%, (0.38)%, (0.39)% and (0.32)%, respectively for Class A and (0.14)%, (0.12)%, (0.18)%, (0.19)% and (0.12)%, respectively for Class B shares.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

NOTE 1. ORGANIZATION

The JNL Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust currently offers shares in ninety-nine (99) separate funds, each with its own investment objective. Information in these financial statements pertains to seventy-two (72) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Shares of each Fund are sold to Jackson and its separate accounts and other registered investment companies to fund the benefits of variable annuity contracts and variable life insurance policies. Shares may also be sold directly to Jackson and to other affiliated funds. The Funds and each Fund’s Sub-Advisers are:

Fund: (Sub-Sub-Advisers are identified in parenthesis)	Sub-Adviser(s)/Sub-Sub-Adviser:
JNL/AB Dynamic Asset Allocation Fund	AllianceBernstein L.P.
JNL/AQR Managed Futures Strategy Fund	AQR Capital Management, LLC
JNL/BlackRock Global Allocation Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/BlackRock Natural Resources Fund	BlackRock Investment Management, LLC
JNL/Boston Partners Global Long Short Equity Fund	Robeco Investment Management, Inc.
JNL/Brookfield Global Infrastructure and MLP Fund	Brookfield Investment Management Inc.
JNL/Capital Guardian Global Balanced Fund and JNL/Capital Guardian Global Diversified Research Fund	Capital Guardian Trust Company
JNL/Causeway International Value Select Fund	Causeway Capital Management, LLC
JNL/DFA U.S. Core Equity Fund	Dimensional Fund Advisors LP
JNL/DoubleLine Shiller Enhanced CAPE Fund	DoubleLine Capital LP
JNL/Eastspring Investments Asia ex-Japan Fund and JNL/Eastspring Investments China-India Fund	Eastspring Investments (Singapore) Limited*
JNL/Franklin Templeton Global Growth Fund	Templeton Global Advisors Limited
JNL/Franklin Templeton Global Multisector Bond Fund and JNL/Franklin Templeton Income Fund	Franklin Advisers, Inc.
JNL/Franklin Templeton International Small Cap Growth Fund	Franklin Templeton Institutional, LLC
JNL/Franklin Templeton Mutual Shares Fund	Franklin Mutual Advisers, LLC

JNL/Goldman Sachs Core Plus Bond Fund (Goldman Sachs Asset Management International), JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Goldman Sachs Mid Cap Value Fund, JNL/Goldman Sachs U.S. Equity Flex Fund

Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management International (Sub-Sub-Adviser)
JNL/Harris Oakmark Global Equity Fund	Harris Associates L.P.

JNL/Invesco Global Real Estate Fund (Invesco Asset Management Limited), JNL/Invesco International Growth Fund, JNL/Invesco Large Cap Growth Fund, JNL/Invesco Mid Cap Value Fund, JNL/Invesco Small Cap Growth Fund

Invesco Advisers, Inc. Invesco Asset Management Limited (Sub-Sub-Adviser)
JNL/Ivy Asset Strategy Fund	Ivy Investment Management Company
JNL/JPMorgan MidCap Growth Fund and JNL/JPMorgan U.S. Government & Quality Bond Fund	J.P. Morgan Investment Management Inc.
JNL/Lazard Emerging Markets Fund	Lazard Asset Management LLC

JNL/Mellon Capital Emerging Markets Index Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital Bond Index Fund, JNL/Mellon Capital Utilities Sector Fund

Mellon Capital Management Corporation
JNL/Morgan Stanley Mid Cap Growth Fund	Morgan Stanley Investment Management Inc.
JNL Multi-Manager Alternative Fund	Babson Capital Management LLC BlueBay Asset Management LLP First Pacific Advisors, LLC Invesco Advisors, Inc. Lazard Asset Management, LLC Visium Asset Management, LP Western Asset Management Company
JNL Multi-Manager Small Cap Growth Fund	Granahan Investment Management, Inc. LMCG Investments, LLC RS Investment Management Co. LLC

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

Fund: (Sub-Sub-Advisers are identified in parenthesis)	Sub-Adviser(s)/Sub-Sub-Adviser:
JNL Multi-Manager Small Cap Value Fund	Century Capital Management, LLC Chicago Equity Partners, LLC Cooke & Bieler L.P. Cortina Asset Management, LLC
JNL/Neuberger Berman Strategic Income Fund	Neuberger Berman Fixed Income LLC
JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/Oppenheimer Global Growth Fund	Oppenheimer Funds, Inc.
JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund	Pacific Investment Management Company LLC
JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Value Equity Fund	PPM America, Inc.*
JNL/Red Rocks Listed Private Equity Fund	Red Rocks Capital LLC

JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P International 5 Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund, JNL/S&P Total Yield Fund (all Co-Sub-Advised by Mellon Capital Management Corporation)

Standard & Poor’s Investment Advisory Services LLC Mellon Capital Management Corporation (Co-Sub-Adviser)
JNL/Scout Unconstrained Bond Fund	Scout Investments, Inc.

JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund (Co-Sub-Advised by Mellon Capital Management Corporation), JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price Value Fund

T. Rowe Price Associates, Inc.
JNL/Westchester Capital Event Driven Fund	Westchester Capital Management, LLC
JNL/WMC Balanced Fund, JNL/WMC Money Market Fund, JNL/WMC Value Fund	Wellington Management Company LLP

* PPM America, Inc. and Eastspring Investments (Singapore) Limited are affiliates of JNAM.

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Natural Resources Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Brookfield Global Infrastructure and MLP Fund, JNL/Eastspring Investments Asia ex-Japan Fund, JNL/Eastspring Investments China-India Fund, JNL/Franklin Templeton Global Multisector Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Invesco Mid Cap Value Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/Red Rocks Listed Private Equity Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P International 5 Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund, JNL/S&P Total Yield Fund and JNL/Westchester Capital Event Driven Fund.

Each Fund, except JNL/AB Dynamic Asset Allocation Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/DoubleLine Shiller Enhanced CAPE Fund, JNL/Mellon Capital Utilities Sector Fund, JNL Multi-Manager Alternative Fund, JNL/PPM America Floating Rate Income Fund, JNL/S&P International 5 Fund and JNL/Scout Unconstrained Bond Fund offers Class A and Class B shares. The two classes differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, a Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of the smaller class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

JNL/Harris Oakmark Global Equity Fund, JNL Multi-Manager Alternative Fund, JNL/Oppenheimer Emerging Markets Innovator Fund and JNL/Westchester Capital Event Driven Fund commenced operations on April 27, 2015. JNL/DoubleLine Shiller Enhanced CAPE Fund commenced operations on September 28, 2015.

Effective September 28, 2015, the names of JNL/AllianceBernstein Dynamic Asset Allocation Fund and JNL/BlackRock Commodity Securities Strategy Fund were changed to JNL/AB Dynamic Asset Allocation Fund and JNL/BlackRock Natural Resources Fund, respectively.

Effective September 28, 2015, the Sub-Adviser(s) for JNL/Eagle SmallCap Equity Fund was changed from Eagle Asset Management, Inc. to Granahan Investment Management, Inc., LMCG Investments, LLC and RS Investment Management Co. LLC. The name of the Fund was changed to JNL Multi-Manager Small Cap Growth Fund. The Sub-Adviser(s) for JNL/Franklin Templeton Small Cap Value Fund was changed from Franklin Advisory Services, LLC to Century Capital Management, LLC, Chicago Equity Partners, LLC, Cooke & Bieler L.P. and Cortina Asset Management, LLC. The name of the Fund was changed to JNL Multi-Manager Small Cap Value Fund. The Sub-Adviser for JNL/JPMorgan International Value Fund was changed from J.P. Morgan Investment Management Inc. to Causeway Capital Management LLC. The name of the Fund was changed to JNL/Causeway International Value Select Fund.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation - Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Pricing Committee (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management. The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed significant, the Board is promptly notified, in detail, of the fair valuation.

The NAV of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The Securities Lending Cash Collateral Fund LLC, which provides daily liquidity, is valued at the daily reported NAV of the fund, as a practical expedient, as of the close of the NYSE on each valuation date. All securities in the JNL/WMC Money Market Fund, as permitted by compliance with applicable provisions under Rule 2a-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Debt securities are generally valued by independent pricing services approved by the Board. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund’s Sub-Adviser(s), a broker/dealer or widely used quotation system. Term loans are generally valued at the composite bid prices provided by approved pricing services. Commodity-linked structured notes and credit linked notes are valued by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange. Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange. The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers. OTC derivatives, including options and swap agreements, are generally valued by approved pricing services. If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Pricing Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser(s), to assist in determining the fair value of an investment. Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The JNL/WMC Money Market Fund declares dividends from net investment income daily and pays dividends monthly. For all other Funds, dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Expenses - Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest. When a capital gains tax is determined to apply, a Fund will record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Basis of Consolidation - The accompanying financial statements and Schedules of Investments for the Funds in the summary below have each been consolidated to include the account of each Subsidiary indicated. Each Subsidiary is a wholly owned Cayman Islands domiciled subsidiary of the respective Fund, which primarily invests in commodity-related instruments and collateral. Each Subsidiary allows each respective Fund to gain investment exposure to commodity-related instruments and meet regulated investment company (“RIC”) tax requirements in pursuit of its investment objectives as outlined in each Fund’s prospectus and statement of additional information. Each Fund is the sole shareholder of the Subsidiary with the intent that it will retain all rights to the Subsidiary. Each Fund may invest up to 25% of its total assets in its Subsidiary, which generally may invest without limitation in commodity-related instruments and collateral. Intercompany accounts and transactions have been eliminated. Each Subsidiary has the same Sub-Adviser as the Fund and is generally subject to the same investment policies and restrictions as the Fund. Prior to December 4, 2015, JNL/BlackRock Commodity Securities Strategy Fund Ltd. was a wholly owned Cayman Islands domiciled subsidiary of JNL/BlackRock Natural Resources Fund and the financial statements and Schedule of Investments for the Fund were consolidated to include the account of the Subsidiary. Effective December 4, 2015, the Subsidiary was liquidated and the remaining assets distributed to the parent Fund. As a result, the financial statements and Schedule of Investments for this Fund are no longer consolidated.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

The summary below provides additional information (in thousands, where applicable) for each Subsidiary as of December 31, 2015.

		At December 31, 2015			For the year ended December 31, 2015
	Date Subsidiary Established	Subsidiary Net Assets	Subsidiary Percentage of Fund Net Assets	Subsidiary Net Unrealized Appreciation (Depreciation)	Subsidiary Net Investment Loss	Subsidiary Net Realized Gain (Loss)	Subsidiary Net Change in Unrealized Appreciation (Depreciation)	Subsidiary Net Change in Net Assets From Operations
JNL/AB Dynamic Asset Allocation Fund
JNL/AB Dynamic Asset Allocation Fund Ltd.	March 7, 2014	$221	0.65%	$-	$(2)	$(2)	$7	$3
JNL/AQR Managed Futures Strategy Fund
JNL/AQR Managed Futures Strategy Fund Ltd.	June 10, 2011	150,898	22.90	2,603	(1,573)	40,360	(8,627)	30,160
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Allocation Fund Ltd.	June 10, 2011	45,063	1.22	(10,725)	(329)	(1,836)	(4,713)	(6,878)
JNL/Ivy Asset Strategy Fund
JNL/Ivy Asset Strategy Fund Ltd.	April 23, 2013	227,507	9.64	(10,344)	(2,343)	(10,318)	890	(11,771)

Statement of Cash Flows - GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions including that the investment company had little or no debt, based on the average debt outstanding during the period, in relation to average total assets and that substantially all the investment company’s investments were carried at Level 1 or Level 2 measurements in accordance with FASB ASC Topic 820. Funds with certain degrees of borrowing activity, typically through the use of securities sold short, transactions characterized as secured borrowing transactions or reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows.

Recent Accounting Pronouncements - In June 2014, FASB released Accounting Standards Update (“ASU”) 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures”. The amendments in this ASU change the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements. The amendments also require two new disclosures. The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements. The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for the first interim and annual period beginning on or after December 15, 2014, and the required disclosures were incorporated into this report.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds and securities lending collateral, which is valued as a practical expedient at its daily reported NAV.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts that are priced based on single source broker quotes; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2015, by valuation level. For Funds with significant Level 1 and Level 2 investments in common stock, additional detail regarding the sector or country, as applicable, is disclosed.

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/AB Dynamic Asset Allocation Fund
Investment Companies	$13,459	$—	$—	$13,459
Government and Agency Obligations	—	2,164	—	2,164
Short Term Investments	19,772	3,350	—	23,122

Fund Total	$33,231	$5,514	$—	$38,745
JNL/AQR Managed Futures Strategy Fund
Short Term Investments	$312,036	$318,074	$—	$630,110

Fund Total	$312,036	$318,074	$—	$630,110
JNL/BlackRock Global Allocation Fund
Common Stocks
Consumer Discretionary	$83,872	$136,394	$85	$220,351
Consumer Staples	98,655	54,954	—	153,609
Energy	110,190	46,395	—	156,585
Financials	206,178	149,045	—	355,223
Health Care	188,215	73,029	—	261,244
Industrials	111,901	132,525	—	244,426
Information Technology	200,651	46,990	237	247,878
Materials	48,983	66,799	—	115,782
Telecommunication Services	39,804	47,666	—	87,470
Utilities	35,273	26,751	—	62,024
Trust Preferreds	13,514	—	—	13,514
Preferred Stocks	43,675	19,505	35,160	98,340
Rights	—	—	—	—
Warrants	—	196	—	196
Purchased Options	298	18,431	—	18,729
Investment Companies	32,986	—	—	32,986
Non-U.S. Government Agency ABS	—	3,073	—	3,073
Corporate Bonds and Notes	—	266,011	22,533	288,544
Variable Rate Senior Loan Interests	—	33,464	4,665	38,129
Government and Agency Obligations	—	448,292	—	448,292
Short Term Investments	73,524	864,366	—	937,890

Fund Total	$1,287,719	$2,433,886	$62,680	$3,784,285
JNL/BlackRock Large Cap Select Growth Fund
Common Stocks	$1,649,509	$37,145	$—	$1,686,654
Preferred Stocks	—	—	9,596	9,596
Short Term Investments	61,901	—	—	61,901

Fund Total	$1,711,410	$37,145	$9,596	$1,758,151
JNL/BlackRock Natural Resources Fund
Common Stocks	$661,729	$8,039	$—	$669,768
Short Term Investments	54,308	—	—	54,308

Fund Total	$716,037	$8,039	$—	$724,076
JNL/Boston Partners Global Long Short Equity Fund
Common Stocks
Consumer Discretionary	$49,453	$30,271	$—	$79,724
Consumer Staples	10,371	26,424	—	36,795
Energy	28,603	6,983	—	35,586
Financials	55,652	31,170	—	86,822
Health Care	46,321	14,555	—	60,876
Industrials	36,114	52,906	—	89,020
Information Technology	69,295	26,441	—	95,736
Materials	32,669	15,864	—	48,533
Telecommunication Services	—	7,698	—	7,698
Utilities	—	2,867	—	2,867
Preferred Stocks	2,645	3,135	—	5,780
Warrants	7	—	—	7
Short Term Investments	48,232	—	—	48,232

Fund Total	$379,362	$218,314	$—	$597,676
JNL/Brookfield Global Infrastructure and MLP Fund
Common Stocks
Australia	$—	$37,580	$—	$37,580
Canada	82,820	—	—	82,820
China	—	30,251	—	30,251
France	—	42,002	—	42,002
Hong Kong	—	14,166	—	14,166

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Brookfield Global Infrastructure and MLP Fund (continued)
Common Stocks (continued)
Italy	$—	$31,548	$—	$31,548
Japan	—	9,332	—	9,332
Luxembourg	—	12,055	—	12,055
Mexico	9,873	—	—	9,873
Netherlands	—	10,432	—	10,432
Singapore	—	4,206	—	4,206
Spain	—	37,474	—	37,474
Switzerland	—	11,699	—	11,699
United Kingdom	—	64,654	—	64,654
United States of America	419,338	—	—	419,338
Short Term Investments	85,773	—	—	85,773

Fund Total	$597,804	$305,399	$—	$903,203
JNL/Capital Guardian Global Balanced Fund
Common Stocks
Consumer Discretionary	$24,600	$26,115	$—	$50,715
Consumer Staples	10,586	13,872	—	24,458
Energy	11,997	1,316	—	13,313
Financials	25,575	21,765	—	47,340
Health Care	12,430	9,074	—	21,504
Industrials	14,185	18,121	—	32,306
Information Technology	21,972	22,801	—	44,773
Materials	7,861	6,026	—	13,887
Telecommunication Services	7,994	15,178	—	23,172
Utilities	5,346	3,657	—	9,003
Preferred Stocks	2,262	1,706	55	4,023
Non-U.S. Government Agency ABS	—	4,699	—	4,699
Corporate Bonds and Notes	—	32,496	—	32,496
Government and Agency Obligations	—	111,932	—	111,932
Short Term Investments	36,579	—	—	36,579

Fund Total	$181,387	$288,758	$55	$470,200
JNL/Capital Guardian Global Diversified Research Fund
Common Stocks
Argentina	$2,311	$—	$—	$2,311
Australia	—	9,534	—	9,534
Brazil	4,342	—	—	4,342
Canada	10,562	—	—	10,562
Chile	1,045	—	—	1,045
China	—	6,203	—	6,203
Denmark	—	5,700	—	5,700
Finland	—	5,258	—	5,258
France	—	5,534	—	5,534
Hong Kong	2,823	9,314	—	12,137
India	—	8,510	—	8,510
Indonesia	—	4,161	—	4,161
Ireland	2,006	—	—	2,006
Italy	—	2,411	—	2,411
Japan	—	26,787	—	26,787
Macau	—	2,066	—	2,066
Mexico	4,170	—	—	4,170
Netherlands	8,450	6,788	—	15,238
Portugal	—	3,813	—	3,813
Russian Federation	4,275	755	—	5,030
Singapore	3,992	4,375	—	8,367
South Africa	1,542	3,124	—	4,666
South Korea	—	4,786	—	4,786
Sweden	—	2,352	—	2,352
Switzerland	2,571	19,195	—	21,766
Taiwan	3,640	—	—	3,640
United Arab Emirates	—	5,992	—	5,992
United Kingdom	—	33,205	—	33,205
United States of America	174,080	5,602	—	179,682
Preferred Stocks	8,321	1,299	—	9,620
Short Term Investments	45,401	—	—	45,401

Fund Total	$279,531	$176,764	$—	$456,295
JNL/Causeway International Value Select Fund
Common Stocks	$23,430	$727,189	$—	$750,619
Preferred Stocks	—	23,874	—	23,874
Short Term Investments	36,562	—	—	36,562

Fund Total	$59,992	$751,063	$—	$811,055

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/DFA U.S. Core Equity Fund
Common Stocks	$718,905	$—	$—	$718,905
Rights	—	—	14	14
Short Term Investments	33,114	—	—	33,114

Fund Total	$752,019	$—	$14	$752,033
JNL/DoubleLine Shiller Enhanced CAPE Fund
Non-U.S. Government Agency ABS	$—	$66,100	$—	$66,100
Corporate Bonds and Notes	—	34,779	—	34,779
Government and Agency Obligations	—	23,374	—	23,374
Short Term Investments	34,878	—	—	34,878

Fund Total	$34,878	$124,253	$—	$159,131
JNL/Eastspring Investments Asia ex-Japan Fund
Common Stocks	$1,720	$108,018	$—	$109,738
Short Term Investments	2,338	—	—	2,338

Fund Total	$4,058	$108,018	$—	$112,076
JNL/Eastspring Investments China-India Fund
Common Stocks	$7,316	$352,234	$—	$359,550
Rights	—	17	—	17
Short Term Investments	13,367	—	—	13,367

Fund Total	$20,683	$352,251	$—	$372,934
JNL/Franklin Templeton Global Growth Fund
Common Stocks
Brazil	$4,286	$—	$—	$4,286
Canada	790	—	—	790
China	6,766	5,020	—	11,786
Denmark	—	4,773	—	4,773
France	—	82,360	—	82,360
Germany	—	54,863	—	54,863
Hong Kong	—	10,241	—	10,241
India	—	6,284	—	6,284
Ireland	20,781	14,843	—	35,624
Israel	23,513	—	—	23,513
Italy	—	21,162	—	21,162
Japan	—	41,070	—	41,070
Netherlands	13,287	33,048	—	46,335
Portugal	—	11,302	—	11,302
Russian Federation	—	8,474	—	8,474
Singapore	—	17,626	—	17,626
South Korea	10,616	51,924	—	62,540
Spain	—	13,852	—	13,852
Sweden	—	20,460	—	20,460
Switzerland	—	48,524	—	48,524
Thailand	—	2,340	—	2,340
Turkey	8,638	—	—	8,638
United Kingdom	—	122,255	—	122,255
United States of America	362,281	—	—	362,281
Short Term Investments	40,913	—	—	40,913

Fund Total	$491,871	$570,421	$—	$1,062,292
JNL/Franklin Templeton Global Multisector Bond Fund
Corporate Bonds and Notes	$—	$92,478	$—	$92,478
Government and Agency Obligations	—	1,163,347	—	1,163,347
Common Stocks	—	—	161	161
Preferred Stocks	—	—	360	360
Warrants	—	—	1,340	1,340
Short Term Investments	276,511	264,141	—	540,652

Fund Total	$276,511	$1,519,966	$1,861	$1,798,338
JNL/Franklin Templeton Income Fund
Common Stocks	$1,276,679	$70,686	$829	$1,348,194
Equity Linked Structured Notes	—	51,869	—	51,869
Preferred Stocks	50,752	13,363	818	64,933
Warrants	15	—	—	15
Corporate Bonds and Notes	—	607,658	—	607,658
Variable Rate Senior Loan Interests	—	48,734	—	48,734
Other Equity Interests	—	—	1	1
Short Term Investments	291,396	—	—	291,396

Fund Total	$1,618,842	$792,310	$1,648	$2,412,800
JNL/Franklin Templeton International Small Cap Growth Fund
Common Stocks
Austria	$—	$2,066	$—	$2,066
Belgium	12,044	1,501	—	13,545
Bermuda	14,892	—	—	14,892

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Franklin Templeton International Small Cap Growth Fund (continued)
Common Stocks (continued)
Brazil	$2,567	$—	$—	$2,567
Canada	36,521	—	—	36,521
China	16,416	4,491	—	20,907
Denmark	—	7,087	—	7,087
Finland	—	26,443	—	26,443
France	5,845	16,636	—	22,481
Germany	—	13,215	—	13,215
Greece	4,731	—	—	4,731
Hong Kong	1,355	14,143	—	15,498
India	—	1,515	—	1,515
Ireland	13,503	32,325	—	45,828
Italy	—	15,510	—	15,510
Japan	—	49,378	—	49,378
Luxembourg	—	3,155	—	3,155
Netherlands	4,777	20,015	—	24,792
Norway	—	2,375	—	2,375
Philippines	—	2,514	—	2,514
Singapore	4,169	9,453	—	13,622
South Korea	1,076	11,548	—	12,624
Spain	9,615	9,943	—	19,558
Sweden	1,462	3,147	—	4,609
Switzerland	1,113	4,886	—	5,999
Taiwan	—	8,272	—	8,272
Thailand	—	574	—	574
United Kingdom	36,609	90,511	—	127,120
United States of America	16,921	—	—	16,921
Preferred Stocks	743	1,081	—	1,824
Investment Companies	5,325	—	—	5,325
Short Term Investments	56,201	—	—	56,201

Fund Total	$245,885	$351,784	$—	$597,669
JNL/Franklin Templeton Mutual Shares Fund
Common Stocks	$836,169	$157,885	$—	$994,054
Corporate Bonds and Notes	—	15,088	—	15,088
Variable Rate Senior Loan Interests	—	26,277	604	26,881
Government and Agency Obligations	—	3,449	—	3,449
Other Equity Interests	—	1,540	—	1,540
Short Term Investments	90,064	—	—	90,064

Fund Total	$926,233	$204,239	$604	$1,131,076
JNL/Goldman Sachs Core Plus Bond Fund
Non-U.S. Government Agency ABS	$—	$162,388	$8,047	$170,435
Corporate Bonds and Notes	—	346,309	—	346,309
Government and Agency Obligations	—	571,571	—	571,571
Short Term Investments	181,387	30,046	—	211,433

Fund Total	$181,387	$1,110,314	$8,047	$1,299,748
JNL/Goldman Sachs Emerging Markets Debt Fund
Corporate Bonds and Notes	$—	$96,728	$—	$96,728
Government and Agency Obligations	—	254,123	—	254,123
Credit Linked Structured Notes	—	36,164	—	36,164
Common Stocks	—	—	31	31
Short Term Investments	23,314	13,683	—	36,997

Fund Total	$23,314	$400,698	$31	$424,043
JNL/Goldman Sachs Mid Cap Value Fund
Common Stocks	$1,092,845	$—	$—	$1,092,845
Short Term Investments	63,192	—	—	63,192

Fund Total	$1,156,037	$—	$—	$1,156,037
JNL/Goldman Sachs U.S. Equity Flex Fund
Common Stocks	$518,400	$—	$—	$518,400
Short Term Investments	43,521	—	—	43,521

Fund Total	$561,921	$—	$—	$561,921
JNL/Harris Oakmark Global Equity Fund
Common Stocks
China	$1,719	$—	$—	$1,719
France	—	9,032	—	9,032
Germany	—	7,318	—	7,318
Italy	—	3,287	—	3,287
Japan	—	6,881	—	6,881
Netherlands	—	2,634	—	2,634
South Korea	—	2,805	—	2,805
Sweden	—	1,032	—	1,032

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Harris Oakmark Global Equity Fund (continued)
Common Stocks (continued)
Switzerland	$—	$17,985	$—	$17,985
United Kingdom	—	4,265	—	4,265
United States of America	31,474	—	—	31,474
Short Term Investments	5,730	—	—	5,730

Fund Total	$38,923	$55,239	$—	$94,162
JNL/Invesco Global Real Estate Fund
Common Stocks
Australia	$—	$106,548	$—	$106,548
Canada	42,102	—	—	42,102
China	—	21,341	—	21,341
France	—	68,330	—	68,330
Germany	—	63,325	—	63,325
Hong Kong	—	123,181	—	123,181
Ireland	—	7,576	—	7,576
Japan	7,796	201,356	—	209,152
Malta	—	—	—	—
Netherlands	—	17,286	—	17,286
Singapore	8,824	23,982	—	32,806
Spain	—	15,733	—	15,733
Sweden	—	29,907	—	29,907
United Kingdom	—	120,367	—	120,367
United States of America	1,017,793	—	—	1,017,793
Rights	—	14	—	14
Short Term Investments	61,208	—	—	61,208

Fund Total	$1,137,723	$798,946	$—	$1,936,669
JNL/Invesco International Growth Fund
Common Stocks	$250,746	$1,010,438	$—	$1,261,184
Short Term Investments	113,289	—	—	113,289

Fund Total	$364,035	$1,010,438	$—	$1,374,473
JNL/Invesco Large Cap Growth Fund
Common Stocks	$1,016,350	$12,485	$—	$1,028,835
Short Term Investments	41,277	—	—	41,277

Fund Total	$1,057,627	$12,485	$—	$1,070,112
JNL/Invesco Mid Cap Value Fund
Common Stocks	$512,142	$4,441	$—	$516,583
Short Term Investments	39,553	—	—	39,553

Fund Total	$551,695	$4,441	$—	$556,136
JNL/Invesco Small Cap Growth Fund
Common Stocks	$1,262,672	$—	$—	$1,262,672
Short Term Investments	132,063	—	—	132,063

Fund Total	$1,394,735	$—	$—	$1,394,735
JNL/Ivy Asset Strategy Fund
Common Stocks	$1,332,594	$205,426	$36,397	$1,574,417
Purchased Options	4,627	3,240	—	7,867
Corporate Bonds and Notes	—	—	67,927	67,927
Government and Agency Obligations	—	118,550	—	118,550
Precious Metals	77,971	—	—	77,971
Short Term Investments	224,096	281,965	—	506,061

Fund Total	$1,639,288	$609,181	$104,324	$2,352,793
JNL/JPMorgan MidCap Growth Fund
Common Stocks	$1,674,653	$—	$—	$1,674,653
Short Term Investments	157,937	—	—	157,937

Fund Total	$1,832,590	$—	$—	$1,832,590
JNL/JPMorgan U.S. Government & Quality Bond Fund
Non-U.S. Government Agency ABS	$—	$72,375	$686	$73,061
Corporate Bonds and Notes	—	53,957	—	53,957
Government and Agency Obligations	—	1,225,413	—	1,225,413
Short Term Investments	74,460	—	—	74,460

Fund Total	$74,460	$1,351,745	$686	$1,426,891
JNL/Lazard Emerging Markets Fund
Common Stocks
Argentina	$7,495	$—	$—	$7,495
Brazil	69,226	—	—	69,226
China	84,926	86,229	—	171,155
Colombia	2,311	—	—	2,311
Egypt	—	9,582	—	9,582
Hong Kong	—	5,375	—	5,375
Hungary	—	10,079	—	10,079
India	3,238	89,302	—	92,540

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Lazard Emerging Markets Fund (continued)
Common Stocks (continued)
Indonesia	$21,324	$37,164	$—	$58,488
Macau	—	4,954	—	4,954
Mexico	25,084	—	—	25,084
Pakistan	5,886	7,662	—	13,548
Peru	3,060	—	—	3,060
Philippines	10,630	—	—	10,630
Poland	—	1,651	—	1,651
Russian Federation	19,521	51,691	—	71,212
South Africa	—	45,167	—	45,167
South Korea	20,276	83,056	—	103,332
Taiwan	30,521	24,523	—	55,044
Thailand	—	16,911	—	16,911
Turkey	5,009	33,325	—	38,334
United Kingdom	—	4,200	—	4,200
United States of America	1,760	—	—	1,760
Short Term Investments	21,610	—	—	21,610

Fund Total	$331,877	$510,871	$—	$842,748
JNL/Mellon Capital Emerging Markets Index Fund
Common Stocks	$105,033	$563,443	$2,377	$670,853
Preferred Stocks	18,575	7,327	—	25,902
Rights	12	17	—	29
Short Term Investments	28,106	835	—	28,941

Fund Total	$151,726	$571,622	$2,377	$725,725
JNL/Mellon Capital European 30 Fund
Common Stocks	$—	$432,478	$—	$432,478
Preferred Stocks	—	30,318	—	30,318
Investment Companies	1,036	—	—	1,036
Short Term Investments	1,319	—	—	1,319

Fund Total	$2,355	$462,796	$—	$465,151
JNL/Mellon Capital Pacific Rim 30 Fund
Common Stocks	$—	$231,273	$—	$231,273
Investment Companies	5,148	—	—	5,148
Short Term Investments	45,915	—	—	45,915

Fund Total	$51,063	$231,273	$—	$282,336
JNL/Mellon Capital S&P 500 Index Fund
Common Stocks	$5,348,056	$—	$—	$5,348,056
Short Term Investments	36,168	116,800	—	152,968

Fund Total	$5,384,224	$116,800	$—	$5,501,024
JNL/Mellon Capital S&P 400 MidCap Index Fund
Common Stocks	$2,086,364	$—	$—	$2,086,364
Short Term Investments	140,000	1,860	—	141,860

Fund Total	$2,226,364	$1,860	$—	$2,228,224
JNL/Mellon Capital Small Cap Index Fund
Common Stocks	$1,719,826	$154	$52	$1,720,032
Rights	—	—	—	—
Warrants	—	—	—	—
Other Equity Interests	—	—	—	—
Short Term Investments	151,617	800	—	152,417

Fund Total	$1,871,443	$954	$52	$1,872,449
JNL/Mellon Capital International Index Fund
Common Stocks	$35,625	$2,244,818	$—	$2,280,443
Preferred Stocks	—	16,040	—	16,040
Rights	98	1	—	99
Short Term Investments	91,226	1,934	—	93,160

Fund Total	$126,949	$2,262,793	$—	$2,389,742
JNL/Mellon Capital Bond Index Fund
Non-U.S. Government Agency ABS	$—	$22,306	$—	$22,306
Corporate Bonds and Notes	—	262,267	—	262,267
Government and Agency Obligations	—	764,871	—	764,871
Short Term Investments	70,239	—	—	70,239

Fund Total	$70,239	$1,049,444	$—	$1,119,683
JNL/Mellon Capital Utilities Sector Fund
Common Stocks	$43,408	$—	$—	$43,408
Short Term Investments	1,096	—	—	1,096

Fund Total	$44,504	$—	$—	$44,504

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Morgan Stanley Mid Cap Growth Fund
Common Stocks	$210,832	$—	$2,059	$212,891
Preferred Stocks	—	—	3,957	3,957
Purchased Options	—	540	—	540
Short Term Investments	54,528	—	—	54,528

Fund Total	$265,360	$540	$6,016	$271,916
JNL Multi-Manager Alternative Fund
Common Stocks	$220,762	$60,292	$—	$281,054
Preferred Stocks	663	1,528	122	2,313
Rights	—	—	—	—
Warrants	—	55	—	55
Purchased Options	1,176	13	—	1,189
Investment Companies	8,002	1,721	—	9,723
Non-U.S. Government Agency ABS	—	4,366	—	4,366
Corporate Bonds and Notes	—	78,571	—	78,571
Variable Rate Senior Loan Interests	—	38,905	1,308	40,213
Government and Agency Obligations	—	48,800	—	48,800
Short Term Investments	206,303	9,999	—	216,302

Fund Total	$436,906	$244,250	$1,430	$682,586
JNL Multi-Manager Small Cap Growth Fund
Common Stocks	$1,231,645	$—	$—	$1,231,645
Short Term Investments	199,545	—	—	199,545

Fund Total	$1,431,190	$—	$—	$1,431,190
JNL Multi-Manager Small Cap Value Fund
Common Stocks	$999,918	$—	$—	$999,918
Short Term Investments	110,364	—	—	110,364

Fund Total	$1,110,282	$—	$—	$1,110,282
JNL/Neuberger Berman Strategic Income Fund
Non-U.S. Government Agency ABS	$—	$193,152	$—	$193,152
Corporate Bonds and Notes	—	188,794	—	188,794
Variable Rate Senior Loan Interests	—	88,257	—	88,257
Government and Agency Obligations	—	388,791	—	388,791
Investment Companies	73,036	—	—	73,036
Short Term Investments	127,851	6,980	—	134,831

Fund Total	$200,887	$865,974	$—	$1,066,861
JNL/Oppenheimer Emerging Markets Innovator Fund
Common Stocks	$31,440	$82,704	$—	$114,144
Preferred Stocks	1,055	—	—	1,055
Short Term Investments	29,193	—	—	29,193

Fund Total	$61,688	$82,704	$—	$144,392
JNL/Oppenheimer Global Growth Fund
Common Stocks
Brazil	$12,279	$—	$—	$12,279
China	26,945	—	—	26,945
Denmark	—	4,277	—	4,277
France	—	72,080	—	72,080
Germany	—	114,349	—	114,349
India	19,116	31,306	—	50,422
Italy	—	23,172	—	23,172
Japan	—	192,739	—	192,739
Mexico	8,467	—	—	8,467
Netherlands	—	35,514	—	35,514
Spain	—	49,269	—	49,269
Sweden	—	48,606	—	48,606
Switzerland	—	78,503	—	78,503
United Kingdom	21,734	37,680	—	59,414
United States of America	699,803	—	—	699,803
Preferred Stocks	382	28,359	—	28,741
Rights	328	—	—	328
Short Term Investments	83,861	—	—	83,861

Fund Total	$872,915	$715,854	$—	$1,588,769
JNL/PIMCO Real Return Fund
Non-U.S. Government Agency ABS	$—	$146,864	$—	$146,864
Corporate Bonds and Notes	—	153,726	—	153,726
Government and Agency Obligations	—	1,860,668	—	1,860,668
Preferred Stocks	—	579	—	579
Purchased Options	—	1,893	—	1,893
Other Equity Interests	—	8	—	8
Short Term Investments	6,941	105,727	—	112,668

Fund Total	$6,941	$2,269,465	$—	$2,276,406

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/PIMCO Total Return Bond Fund
Non-U.S. Government Agency ABS	$—	$683,769	$—	$683,769
Corporate Bonds and Notes	—	954,872	2,404	957,276
Variable Rate Senior Loan Interests	—	7,766	—	7,766
Government and Agency Obligations	—	3,786,919	—	3,786,919
Preferred Stocks	—	5,559	—	5,559
Purchased Options	35	2,966	—	3,001
Trust Preferreds	17,587	—	—	17,587
Short Term Investments	21,877	214,385	—	236,262

Fund Total	$39,499	$5,656,236	$2,404	$5,698,139
JNL/PPM America Floating Rate Income Fund
Corporate Bonds and Notes	$—	$57,686	$—	$57,686
Variable Rate Senior Loan Interests	—	1,299,525	33,617	1,333,142
Short Term Investments	121,662	—	—	121,662

Fund Total	$121,662	$1,357,211	$33,617	$1,512,490
JNL/PPM America High Yield Bond Fund
Non-U.S. Government Agency ABS	$—	$22,514	$—	$22,514
Corporate Bonds and Notes	—	1,776,183	3	1,776,186
Variable Rate Senior Loan Interests	—	132,382	40,838	173,220
Government and Agency Obligations	—	49,080	—	49,080
Common Stocks	146,702	—	866	147,568
Preferred Stocks	11,036	—	—	11,036
Investment Companies	88,520	—	—	88,520
Other Equity Interests	—	14,071	—	14,071
Short Term Investments	235,463	—	—	235,463

Fund Total	$481,721	$1,994,230	$41,707	$2,517,658
JNL/PPM America Mid Cap Value Fund
Common Stocks	$342,013	$—	$—	$342,013
Short Term Investments	5,710	—	—	5,710

Fund Total	$347,723	$—	$—	$347,723
JNL/PPM America Small Cap Value Fund
Common Stocks	$380,733	$—	$—	$380,733
Short Term Investments	25,075	—	—	25,075

Fund Total	$405,808	$—	$—	$405,808
JNL/PPM America Value Equity Fund
Common Stocks	$161,757	$—	$—	$161,757
Short Term Investments	191	—	—	191

Fund Total	$161,948	$—	$—	$161,948
JNL/Red Rocks Listed Private Equity Fund
Common Stocks
Diversified	$—	$82,802	$—	$82,802
Financials	289,674	225,451	—	515,125
Industrials	26,988	—	—	26,988
Information Technology	6,144	—	—	6,144
Short Term Investments	11,052	—	—	11,052

Fund Total	$333,858	$308,253	$—	$642,111
JNL/S&P Competitive Advantage Fund
Common Stocks	$2,691,076	$—	$—	$2,691,076
Short Term Investments	209,785	45,000	—	254,785

Fund Total	$2,900,861	$45,000	$—	$2,945,861
JNL/S&P Dividend Income & Growth Fund
Common Stocks	$3,947,685	$—	$—	$3,947,685
Short Term Investments	152,078	90,000	—	242,078

Fund Total	$4,099,763	$90,000	$—	$4,189,763
JNL/S&P International 5 Fund
Common Stocks	$12,284	$110,104	$—	$122,388
Short Term Investments	1,852	—	—	1,852

Fund Total	$14,136	$110,104	$—	$124,240
JNL/S&P Intrinsic Value Fund
Common Stocks	$2,549,172	$—	$—	$2,549,172
Short Term Investments	230,550	—	—	230,550

Fund Total	$2,779,722	$—	$—	$2,779,722
JNL/S&P Mid 3 Fund
Common Stocks	$421,442	$—	$—	$421,442
Short Term Investments	27,668	—	—	27,668

Fund Total	$449,110	$—	$—	$449,110
JNL/S&P Total Yield Fund
Common Stocks	$2,084,963	$—	$—	$2,084,963
Short Term Investments	188,574	—	—	188,574

Fund Total	$2,273,537	$—	$—	$2,273,537

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Scout Unconstrained Bond Fund
Non-U.S. Government Agency ABS	$—	$37,108	$—	$37,108
Corporate Bonds and Notes	—	336,290	—	336,290
Government and Agency Obligations	—	518,357	—	518,357
Short Term Investments	125,533	—	—	125,533

Fund Total	$125,533	$891,755	$—	$1,017,288
JNL/T. Rowe Price Established Growth Fund
Common Stocks	$6,558,254	$86,340	$7,645	$6,652,239
Preferred Stocks	—	—	46,164	46,164
Short Term Investments	345,602	—	—	345,602

Fund Total	$6,903,856	$86,340	$53,809	$7,044,005
JNL/T. Rowe Price Mid-Cap Growth Fund
Common Stocks	$3,493,420	$9,411	$3,543	$3,506,374
Preferred Stocks	—	—	13,593	13,593
Short Term Investments	349,323	—	—	349,323

Fund Total	$3,842,743	$9,411	$17,136	$3,869,290
JNL/T. Rowe Price Short-Term Bond Fund
Non-U.S. Government Agency ABS	$—	$533,557	$841	$534,398
Corporate Bonds and Notes	—	832,368	—	832,368
Government and Agency Obligations	—	434,213	—	434,213
Short Term Investments	62,080	—	—	62,080

Fund Total	$62,080	$1,800,138	$841	$1,863,059
JNL/T. Rowe Price Value Fund
Common Stocks	$3,914,996	$27,382	$—	$3,942,378
Corporate Bonds and Notes	—	4,197	—	4,197
Short Term Investments	32,537	—	—	32,537

Fund Total	$3,947,533	$31,579	$—	$3,979,112
JNL/Westchester Capital Event Driven Fund
Common Stocks	$120,065	$2,735	$—	$122,800
Preferred Stocks	2,445	—	—	2,445
Rights	11	—	—	11
Warrants	6	—	—	6
Purchased Options	1,282	1	—	1,283
Investment Companies	8,520	—	—	8,520
Corporate Bonds and Notes	—	12,746	—	12,746

Fund Total	$132,329	$15,482	$—	$147,811
JNL/WMC Balanced Fund
Common Stocks	$3,111,172	$—	$—	$3,111,172
Non-U.S. Government Agency ABS	—	220,703	2,012	222,715
Corporate Bonds and Notes	—	527,101	—	527,101
Government and Agency Obligations	—	922,356	—	922,356
Short Term Investments	279,468	—	—	279,468

Fund Total	$3,390,640	$1,670,160	$2,012	$5,062,812
JNL/WMC Money Market Fund
Corporate Bonds and Notes	$—	$189,366	$—	$189,366
Government and Agency Obligations	—	206,294	—	206,294
Short Term Investments	—	928,266	—	928,266

Fund Total	$—	$1,323,926	$—	$1,323,926
JNL/WMC Value Fund
Common Stocks	$1,599,403	$39,823	$—	$1,639,226
Short Term Investments	36,294	—	—	36,294

Fund Total	$1,635,697	$39,823	$—	$1,675,520

	Liabilities - Securities
	Level 1	Level 2	Level 3	Total

JNL/BlackRock Global Allocation Fund
Common Stocks	$(7,615)	$(1,824)	$—	$(9,439)

Fund Total	$(7,615)	$(1,824)	$—	$(9,439)
JNL/Boston Partners Global Long Short Equity Fund
Common Stocks
Consumer Discretionary	$(35,745)	$(20,899)	$—	$(56,644)
Consumer Staples	(4,898)	(10,698)	—	(15,596)
Energy	(13,004)	—	—	(13,004)
Financials	(18,290)	(8,669)	—	(26,959)
Health Care	(14,570)	(7,592)	—	(22,162)
Industrials	(18,658)	(21,752)	—	(40,410)
Information Technology	(24,638)	(3,552)	—	(28,190)
Materials	(12,497)	(4,150)	—	(16,647)

Fund Total	$(142,300)	$(77,312)	$—	$(219,612)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Liabilities - Securities
	Level 1	Level 2	Level 3	Total

JNL/Goldman Sachs Core Plus Bond Fund
Government and Agency Obligations	$—	$(7,989)	$—	$(7,989)

Fund Total	$—	$(7,989)	$—	$(7,989)
JNL/Goldman Sachs U.S. Equity Flex Fund
Common Stocks	$(137,398)	$—	$—	$(137,398)

Fund Total	$(137,398)	$—	$—	$(137,398)
JNL/Mellon Capital Bond Index Fund
Government and Agency Obligations	$—	$(3,533)	$—	$(3,533)

Fund Total	$—	$(3,533)	$—	$(3,533)
JNL Multi-Manager Alternative Fund
Common Stocks	$(23,563)	$(12,042)	$—	$(35,605)
Investment Companies	(21,615)	—	—	(21,615)

Fund Total	$(45,178)	$(12,042)	$—	$(57,220)
JNL/PPM America Floating Rate Income Fund
Variable Rate Senior Loan Interests[1]	$—	$(4)	$—	$(4)

Fund Total	$—	$(4)	$—	$(4)
JNL/Westchester Capital Event Driven Fund
Common Stocks	$(33,713)	$—	$—	$(33,713)

Fund Total	$(33,713)	$—	$—	$(33,713)
JNL/WMC Balanced Fund
Government and Agency Obligations	$—	$(36,341)	$—	$(36,341)

Fund Total	$—	$(36,341)	$—	$(36,341)

[1]Unfunded commitment in JNL/PPM America Floating Rate Income Fund is not reflected in the Schedules of Investments. Net unrealized depreciation is reflected as a liability in the table. See Unfunded Commitments in these Notes to Financial Statements.

	Assets - Investments in Other Financial Instruments[1]
	Level 1	Level 2	Level 3	Total

JNL/AB Dynamic Asset Allocation Fund
Open Futures Contracts	$139	$–	$–	$139
Open Forward Foreign Currency Contracts	–	79	–	79
Centrally Cleared Credit Default Swap Agreements	–	1	–	1

Fund Total	$139	$80	$–	$219
JNL/AQR Managed Futures Strategy Fund
Open Futures Contracts	$6,384	$–	$–	$6,384
Open Forward Foreign Currency Contracts	–	10,138	–	10,138
OTC Total Return Swap Agreements	–	1,186	–	1,186

Fund Total	$6,384	$11,324	$–	$17,708
JNL/BlackRock Global Allocation Fund
Open Futures Contracts	$365	$–	$–	$365
Open Forward Foreign Currency Contracts	–	4,035	–	4,035
OTC Interest Rate Swap Agreements	–	65	–	65
Centrally Cleared Interest Rate Swap Agreements	–	1,303	–	1,303
Centrally Cleared Credit Default Swap Agreements	–	166	–	166
OTC Total Return Swap Agreements	–	1,093	–	1,093

Fund Total	$365	$6,662	$–	$7,027
JNL/Boston Partners Global Long Short Equity Fund
Open Forward Foreign Currency Contracts	$–	$12	$–	$12
OTC Contracts for Difference		1,100		1,100

Fund Total	$–	$1,112	$–	$1,112
JNL/Brookfield Global Infrastructure and MLP Fund
Open Forward Foreign Currency Contracts	$–	$1	$–	$1

Fund Total	$–	$1	$–	$1
JNL/Capital Guardian Global Balanced Fund
Open Forward Foreign Currency Contracts	$–	$364	$–	$364

Fund Total	$–	$364	$–	$364
JNL/DoubleLine Shiller Enhanced CAPE Fund
OTC Total Return Swap Agreements	$–	$6,088	$–	$6,088

Fund Total	$–	$6,088	$–	$6,088
JNL/Franklin Templeton Global Growth Fund
Open Forward Foreign Currency Contracts	$–	$8	$–	$8

Fund Total	$–	$8	$–	$8
JNL/Franklin Templeton Global Multisector Bond Fund
Open Forward Foreign Currency Contracts	$–	$28,538	$–	$28,538
Centrally Cleared Interest Rate Swap Agreements	–	2,325	–	2,325

Fund Total	$–	$30,863	$–	$30,863
JNL/Franklin Templeton Mutual Shares Fund
Open Forward Foreign Currency Contracts	$–	$4,939	$–	$4,939

Fund Total	$–	$4,939	$–	$4,939

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Assets - Investments in Other Financial Instruments[1]
	Level 1	Level 2	Level 3	Total

JNL/Goldman Sachs Core Plus Bond Fund
Open Futures Contracts	$524	$–	$–	$524
Open Forward Foreign Currency Contracts	–	2,476	–	2,476
OTC Interest Rate Swap Agreements	–	189	–	189
Centrally Cleared Interest Rate Swap Agreements	–	3,402	–	3,402
OTC Credit Default Swap Agreements	–	23	–	23
Centrally Cleared Credit Default Swap Agreements	–	126	–	126

Fund Total	$524	$6,216	$–	$6,740
JNL/Goldman Sachs Emerging Markets Debt Fund
Open Futures Contracts	$5	$–	$–	$5
Open Forward Foreign Currency Contracts	–	3,902	–	3,902
OTC Interest Rate Swap Agreements	–	2,451	–	2,451
Centrally Cleared Interest Rate Swap Agreements	–	419	–	419
OTC Credit Default Swap Agreements	–	26	–	26
OTC Non-Deliverable Bond Forward Contracts	–	65	–	65

Fund Total	$5	$6,863	$–	$6,868
JNL/Harris Oakmark Global Equity Fund
Open Forward Foreign Currency Contracts	$–	$88	$–	$88

Fund Total	$–	$88	$–	$88
JNL/Invesco Global Real Estate Fund
Open Forward Foreign Currency Contracts	$–	$1	$–	$1

Fund Total	$–	$1	$–	$1
JNL/Invesco International Growth Fund
Open Forward Foreign Currency Contracts	$–	$4	$–	$4

Fund Total	$–	$4	$–	$4
JNL/Invesco Mid Cap Value Fund
Open Forward Foreign Currency Contracts	$–	$69	$–	$69

Fund Total	$–	$69	$–	$69
JNL/Ivy Asset Strategy Fund
Open Forward Foreign Currency Contracts	$–	$594	$–	$594

Fund Total	$–	$594	$–	$594
JNL/Lazard Emerging Markets Fund
Open Forward Foreign Currency Contracts	$–	$1	$–	$1

Fund Total	$–	$1	$–	$1
JNL/Mellon Capital Emerging Markets Index Fund
Open Futures Contracts	$353	$–	$–	$353

Fund Total	$353	$–	$–	$353
JNL/Mellon Capital International Index Fund
Open Futures Contracts	$841	$–	$–	$841
Open Forward Foreign Currency Contracts	–	406	–	406

Fund Total	$841	$406	$–	$1,247
JNL Multi-Manager Alternative Fund
Open Futures Contracts	$535	$–	$–	$535
Open Forward Foreign Currency Contracts	–	1,659	–	1,659
Centrally Cleared Interest Rate Swap Agreements	–	257	–	257
OTC Credit Default Swap Agreements	–	5	–	5
OTC Total Return Swap Agreements	–	3,069	–	3,069

Fund Total	$535	$4,990	$–	$5,525
JNL/Neuberger Berman Strategic Income Fund
Open Futures Contracts	$3,962	$–	$–	$3,962

Fund Total	$3,962	$–	$–	$3,962
JNL/Oppenheimer Emerging Markets Innovator Fund
Open Forward Foreign Currency Contracts	$–	$1	$–	$1

Fund Total	$–	$1	$–	$1
JNL/PIMCO Real Return Fund
Exchange Traded Futures Options	$91	$–	$–	$91
Open Futures Contracts	67	–	–	67
Open Forward Foreign Currency Contracts	–	14,208	–	14,208
OTC Interest Rate Swap Agreements	–	3,191	–	3,191
Centrally Cleared Interest Rate Swap Agreements	–	1,315	–	1,315
OTC Credit Default Swap Agreements	–	416	–	416
Centrally Cleared Credit Default Swap Agreements	–	10	–	10

Fund Total	$158	$19,140	$–	$19,298

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Assets - Investments in Other Financial Instruments[1]
	Level 1	Level 2	Level 3	Total

JNL/PIMCO Total Return Bond Fund
Open Futures Contracts	$1,638	$–	$–	$1,638
Open Forward Foreign Currency Contracts	–	69,236	–	69,236
OTC Interest Rate Swap Agreements	–	31	–	31
Centrally Cleared Interest Rate Swap Agreements	–	1,399	–	1,399
OTC Credit Default Swap Agreements	–	1,071	–	1,071
Centrally Cleared Credit Default Swap Agreements	–	165	–	165

Fund Total	$1,638	$71,902	$–	$73,540
JNL/PPM America Floating Rate Income Fund
Open Futures Contracts	$59	$–	$–	$59

Fund Total	$59	$–	$–	$59
JNL/PPM America High Yield Bond Fund
Open Futures Contracts	$223	$–	$–	$223

Fund Total	$223	$–	$–	$223
JNL/Scout Unconstrained Bond Fund
Open Futures Contracts	$208	$–	$–	$208
Open Forward Foreign Currency Contracts	–	484	–	484
Centrally Cleared Credit Default Swap Agreements	–	400	–	400

Fund Total	$208	$884	$–	$1,092
JNL/T. Rowe Price Short-Term Bond Fund
Open Futures Contracts	$127	$–	$–	$127

Fund Total	$127	$–	$–	$127
JNL/Westchester Capital Event Driven Fund
Open Forward Foreign Currency Contracts	$–	$361	$–	$361
OTC Total Return Swap Agreements	–	2,980	–	2,980

Fund Total	$–	$3,341	$–	$3,341
JNL/WMC Balanced Fund
Open Futures Contracts	$160	$–	$–	$160

Fund Total	$160	$–	$–	$160

	Liabilities - Investments in Other Financial Instruments[1]
	Level 1	Level 2	Level 3	Total

JNL/AB Dynamic Asset Allocation Fund
Open Futures Contracts	$(86)	$–	$–	$(86)
Open Forward Foreign Currency Contracts	–	(32)	–	(32)
Centrally Cleared Credit Default Swap Agreements	–	(6)	–	(6)
OTC Total Return Swap Agreements	–	(109)	–	(109)

Fund Total	$(86)	$(147)	$–	$(233)
JNL/AQR Managed Futures Strategy Fund
Open Futures Contracts	$(6,517)	$–	$–	$(6,517)
Open Forward Foreign Currency Contracts	–	(13,615)	–	(13,615)
OTC Total Return Swap Agreements	–	(515)	–	(515)

Fund Total	$(6,517)	$(14,130)	$–	$(20,647)
JNL/BlackRock Global Allocation Fund
Written Options	$(207)	$(13,152)	$–	$(13,359)
Open Futures Contracts	(745)	–	–	(745)
Open Forward Foreign Currency Contracts	–	(5,224)	–	(5,224)
Centrally Cleared Interest Rate Swap Agreements	–	(681)	–	(681)
OTC Cross-Currency Swap Agreements	–	(8)	–	(8)
Centrally Cleared Credit Default Swap Agreements	–	(250)	–	(250)
OTC Total Return Swap Agreements	–	(368)	–	(368)

Fund Total	$(952)	$(19,683)	$–	$(20,635)
JNL/Boston Partners Global Long Short Equity Fund
Written Options	$(612)	$–	$–	$(612)
Open Forward Foreign Currency Contracts	–	(24)	–	(24)
OTC Contracts for Difference	–	(1,105)	–	(1,105)

Fund Total	$(612)	$(1,129)	$–	$(1,741)
JNL/Brookfield Global Infrastructure and MLP Fund
Open Forward Foreign Currency Contracts	$–	$(1)	$–	$(1)

Fund Total	$–	$(1)	$–	$(1)
JNL/Capital Guardian Global Balanced Fund
Open Forward Foreign Currency Contracts	$–	$(146)	$–	$(146)

Fund Total	$–	$(146)	$–	$(146)
JNL/DoubleLine Shiller Enhanced CAPE Fund
OTC Total Return Swap Agreements	$–	$(397)	$–	$(397)

Fund Total	$–	$(397)	$–	$(397)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Liabilities - Investments in Other Financial Instruments[1]
	Level 1	Level 2	Level 3	Total

JNL/Franklin Templeton Global Multisector Bond Fund
Open Forward Foreign Currency Contracts	$–	$(23,664)	$–	$(23,664)
OTC Interest Rate Swap Agreements	–	(16,155)	–	(16,155)
Centrally Cleared Interest Rate Swap Agreements	–	(5,543)	–	(5,543)

Fund Total	$–	$(45,362)	$–	$(45,362)
JNL/Franklin Templeton International Small Cap Growth Fund
Open Forward Foreign Currency Contracts	$–	$(3)	$–	$(3)

Fund Total	$–	$(3)	$–	$(3)
JNL/Franklin Templeton Mutual Shares Fund
Open Forward Foreign Currency Contracts	$–	$(752)	$–	$(752)

Fund Total	$–	$(752)	$–	$(752)
JNL/Goldman Sachs Core Plus Bond Fund
Open Futures Contracts	$(331)	$–	$–	$(331)
Open Forward Foreign Currency Contracts	–	(3,386)	–	(3,386)
OTC Interest Rate Swap Agreements	–	(1,760)	–	(1,760)
Centrally Cleared Interest Rate Swap Agreements	–	(2,685)	–	(2,685)
OTC Credit Default Swap Agreements	–	(120)	–	(120)
Centrally Cleared Credit Default Swap Agreements	–	(394)	–	(394)

Fund Total	$(331)	$(8,345)	$–	$(8,676)
JNL/Goldman Sachs Emerging Markets Debt Fund
Open Futures Contracts	$(37)	$–	$–	$(37)
Open Forward Foreign Currency Contracts	–	(3,619)	–	(3,619)
OTC Interest Rate Swap Agreements	–	(4,624)	–	(4,624)
Centrally Cleared Interest Rate Swap Agreements	–	(366)	–	(366)
OTC Cross-Currency Swap Agreements	–	(4,880)	–	(4,880)
OTC Credit Default Swap Agreements	–	(89)	–	(89)

Fund Total	$(37)	$(13,578)	$–	$(13,615)
JNL/Harris Oakmark Global Equity Fund
Open Forward Foreign Currency Contracts	$–	$(1)	$–	$(1)

Fund Total	$–	$(1)	$–	$(1)
JNL/Invesco International Growth Fund
Open Forward Foreign Currency Contracts	$–	$(8)	$–	$(8)

Fund Total	$–	$(8)	$–	$(8)
JNL/Ivy Asset Strategy Fund
Written Options	$(448)	$(2,335)	$–	$(2,783)
Open Forward Foreign Currency Contracts	–	(151)	–	(151)

Fund Total	$(448)	$(2,486)	$–	$(2,934)
JNL/Lazard Emerging Markets Fund
Open Forward Foreign Currency Contracts	$–	$(7)	$–	$(7)

Fund Total	$–	$(7)	$–	$(7)
JNL/Mellon Capital Emerging Markets Index Fund
Open Forward Foreign Currency Contracts	–	(2)	–	(2)

Fund Total	$–	$(2)	$–	$(2)
JNL/Mellon Capital S&P 500 Index Fund
Open Futures Contracts	(121)	–	–	(121)

Fund Total	$(121)	$–	$–	$(121)
JNL/Mellon Capital S&P 400 MidCap Index Fund
Open Futures Contracts	$(197)	$–	$–	$(197)

Fund Total	$(197)	$–	$–	$(197)
JNL/Mellon Capital Small Cap Index Fund
Open Futures Contracts	$(16)	$–	$–	$(16)

Fund Total	$(16)	$–	$–	$(16)
JNL/Mellon Capital International Index Fund
Open Futures Contracts	$(114)	$–	$–	$(114)
Open Forward Foreign Currency Contracts	–	(642)	–	(642)

Fund Total	$(114)	$(642)	$–	$(756)
JNL Multi-Manager Alternative Fund
Written Options	$(495)	$(43)	$–	$(538)
Open Futures Contracts	(500)	–	–	(500)
Open Forward Foreign Currency Contracts	–	(1,258)	–	(1,258)
OTC Interest Rate Swap Agreements	–	(344)	–	(344)
Centrally Cleared Interest Rate Swap Agreements	–	(13)	–	(13)
OTC Credit Default Swap Agreements	–	(48)	–	(48)
Centrally Cleared Credit Default Swap Agreements	–	(120)	–	(120)
OTC Total Return Swap Agreements	–	(4,845)	–	(4,845)

Fund Total	$(995)	$(6,671)	$–	$(7,666)
JNL/Neuberger Berman Strategic Income Fund
Open Futures Contracts	$(528)	$–	$–	$(528)
Centrally Cleared Credit Default Swap Agreements	–	(287)	–	(287)

Fund Total	$(528)	$(287)	$–	$(815)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Liabilities - Investments in Other Financial Instruments[1]
	Level 1	Level 2	Level 3	Total

JNL/PIMCO Real Return Fund
Written Options	$–	$(1,749)	$–	$(1,749)
Exchange Traded Futures Options	(83)	–	–	(83)
Open Futures Contracts	(688)	–	–	(688)
Open Forward Foreign Currency Contracts	–	(7,973)	–	(7,973)
OTC Interest Rate Swap Agreements	–	(12,526)	–	(12,526)
Centrally Cleared Interest Rate Swap Agreements	–	(5,719)	–	(5,719)
OTC Credit Default Swap Agreements	–	(855)	–	(855)
Centrally Cleared Credit Default Swap Agreements	–	(16)	–	(16)

Fund Total	$(771)	$(28,838)	$–	$(29,609)
JNL/PIMCO Total Return Bond Fund
Written Options	$–	$(4,985)	$–	$(4,985)
Open Futures Contracts	(12,002)	–	–	(12,002)
Open Forward Foreign Currency Contracts	–	(20,909)	–	(20,909)
Centrally Cleared Interest Rate Swap Agreements	–	(42,353)	–	(42,353)
OTC Credit Default Swap Agreements	–	(2,618)	–	(2,618)
Centrally Cleared Credit Default Swap Agreements	–	(570)	–	(570)

Fund Total	$(12,002)	$(71,435)	$–	$(83,437)
JNL/PPM America Floating Rate Income Fund
Open Futures Contracts	$(1)	$–	$–	$(1)

Fund Total	$(1)	$–	$–	$(1)
JNL/Scout Unconstrained Bond Fund
Open Forward Foreign Currency Contracts	$–	$(1,959)	$–	$(1,959)

Fund Total	$–	$(1,959)	$–	$(1,959)
JNL/T. Rowe Price Short-Term Bond Fund
Open Futures Contracts	$(158)	$–	$–	$(158)

Fund Total	$(158)	$–	$–	$(158)
JNL/Westchester Capital Event Driven Fund
Written Options	$(3,310)	$(133)	$–	$(3,443)
Open Forward Foreign Currency Contracts	–	(121)	–	(121)
OTC Total Return Swap Agreements	–	(4,485)	–	(4,485)

Fund Total	$(3,310)	$(4,739)	$–	$(8,049)
JNL/WMC Balanced Fund
Open Futures Contracts	$(36)	$–	$–	$(36)

Fund Total	$(36)	$–	$–	$(36)

1All derivatives, except for written options, are reflected at the unrealized appreciation/(depreciation) on the instrument. Written options are reflected at value.

The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes. The following table summarizes significant transfers (in thousands) between Level 1 and Level 2 valuations for the year ended December 31, 2015:

	Transfers out of Level 2 into Level 1 during the Period	Transfers out of Level 1 into Level 2 during the Period

Transfers related to the application of statistical fair value pricing including changes between closing and evaluated pricing
JNL/Eastspring Investments Asia ex-Japan Fund
Common Stocks	$-	$4,886
JNL/Eastspring Investments China India Fund
Common Stocks	-	22,796
JNL/Franklin Templeton Global Growth Fund
Common Stocks	14,521	-
JNL/Franklin Templeton International Small Cap Growth Fund
Common Stocks	26,302	73,689
JNL/Invesco Global Real Estate Fund
Common Stocks	-	61,888
JNL/Invesco International Growth Fund
Common Stocks	16,469	21,208
JNL/Lazard Emerging Markets Fund
Common Stocks	43,825	86,829
JNL/Mellon Capital Emerging Markets Index Fund
Common Stocks	11,395	24,508
JNL/Mellon Capital Pacific Rim 30 Fund
Common Stocks	-	4,475
JNL/Mellon Capital International Index Fund
Common Stocks	-	29,148
JNL/Oppenheimer Global Growth Fund
Common Stocks	-	22,246
JNL/RedRocks Listed Private Equity Fund
Common Stocks	32,254	97,287

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

The following table is a rollforward of significant Level 3 valuations (in thousands) and transfers by category for which significant unobservable inputs were used to determine fair value during the year ended December 31, 2015:

	Balance at Beginning of Period	Transfers into Level 3 During the Period[2]	Transfers out of Level 3 During the Period[2]	Total Realized and Change in Unrealized Gain/(Loss)	Purchases		(Sales)	Balance at End of Period		Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Period[1]

JNL/Goldman Sachs Core Plus Bond Fund
Non-U.S. Government Agency ABS	$-	$-	$(21,350)[3]	$-	$21,350	[3]	$-	$-		$-
JNL/Ivy Asset Strategy Fund
Common Stock	$26,862	$-	$-	$(1,380)	$-		$(25,482)[4]	$-		$(1,380)
Common Stock	37,712	-	-	(35,379)	-		-	2,333	[5]	(35,379)
Common Stock	65,163	-	-	(32,093)	994		-	34,064	[6]	(32,093)
Corporate Bonds and Notes	28,261	-	-	(1,437)	-		(26,824)[4]	-		(1,437)
Corporate Bonds and Notes	49,706	-	-	-	4,970	[7]	-	54,676	[5]	-

Fund Total	$207,704	$-	$-	$(70,289)	$5,964		$(52,306)	$91,073		$(70,289)
JNL/Morgan Stanley Mid Cap Growth Fund
Preferred Stock	$2,104	$-	$-	$1,387	$-		$-	$3,491	[8]	$1,387
JNL/Scout Unconstrained Bond Fund
U.S. Government Agency MBS	$-	$-	$(11,521)[9]	$-	$11,521	[9]	$-	$-		$-

1 Reflects the change in unrealized appreciation/ (depreciation) for Level 3 investments held at December 31, 2015.

2 There were no significant transfers between Level 3 and Level 2 valuations during the year ended December 31, 2015, other than those noted.

3 During the year, the valuations of the Non-U.S. Government Agency ABS held in JNL/Goldman Sachs Core Plus Bond Fund was transferred from a Level 3 valuation to a Level 2 valuation. The security was valued by an independent pricing service and was considered a Level 2 valuation. Previously it was valued using a single source broker quote and considered a Level 3 valuation.

4 The fair value measurement of the common stock held during the period in JNL/Ivy Asset Strategy Fund was determined based on recent transactions and discounted cash flow models and was considered a Level 3 valuation. The fair value measurements of the corporate bond held in JNL/Ivy Asset Strategy Fund was determined based on purchase transaction price and the interest rate spread and was considered a Level 3 valuation. As the company was a privately held company, and was not publicly traded and the company’s quarterly financial statements were not publicly available, this information was considered a significant unobservable input to the fair value. The common stock and corporate bonds were sold during the period.

5 The fair value measurements of the common stock and corporate bond held in JNL/Ivy Asset Strategy Fund were determined based on the midpoint of an enterprise valuation model which considered previous transaction levels, current and forecasted financial results, analysis of budget to actual performance and valuations of comparable public companies. As the company’s quarterly financial statements are not publicly available, this information is considered a significant unobservable input to the fair value. Significant changes to the company’s quarterly EBITDA or forecasted financial results, a significant change in the company’s capital structure, a significant change in the valuations of comparable public companies or another, similar transaction in the company’s securities could result in a significant decrease or increase to the common stock’s and corporate bond’s fair value measurements.

Valuation Technique	Unobservable Input	Range

Income approach	Pro forma run rate EBITDA multiples	20.75-21.25

6 The fair value measurements of the common stock held in JNL/Ivy Asset Strategy Fund were determined based on a discounted cash flow model, recent transactions and liquidation value. As the company is a privately held company, and is not publicly traded and the company’s quarterly financial statements are not publicly available, this information is considered a significant unobservable input to the fair value. Significant changes to the company’s quarterly EBITDA, a significant change in the company’s capital structure, a significant change in the assumptions in the cash flow model, significant change in the valuations of comparable public companies or another, similar transaction in the company’s securities could result in a significant decrease or increase to the common stock’s fair value measurements.

Valuation Technique	Unobservable Input	Range

Discount cash flow	Weighted average cost of capital	12.5%-14.5%; 13%-15%
Recent transaction	Transaction price	$499.86
Liquidation value	Net asset value	$157.7M

7 This amount represents interest earned on the corporate bond held in JNL/Ivy Asset Strategy Fund which was paid-in-kind.

8 The fair value measurements of the preferred stock held in JNL/Morgan Stanley Mid Cap Growth Fund was determined based on recent transactions, market comparable companies and a discounted cash flow model. As the company is not publicly traded, a significant change in the company’s quarterly EBITDA, forecasted financial results or capital structure, a significant change in the valuations of comparable public companies or another, similar transaction in the company’s securities could result in a significant decrease or increase to the preferred stock’s fair value measurements.

Valuation Technique	Unobservable Input	Range

Recent transaction	Transaction price	$93.09
Market comparable companies	Enterprise value	11.1x –17.9x
Discount cash flow	Weighted average cost of capital	16%-18%

9 During the year, the valuation of the U.S. Government Agency MBS held in JNL/Scout Unconstrained Bond Fund was transferred from a Level 3 valuation to a Level 2 valuation. The security is currently valued by an approved independent pricing service and considered a Level 2 valuation. Previously, it was valued using a single source broker quote and considered a Level 3 valuation.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral - All Funds, except JNL/PPM America Floating Rate Income Fund and JNL/WMC Money Market, Fund participate in agency based securities lending programs. Per the securities lending agreements, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives either cash or non- cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. equity – 102%; U.S. corporate fixed income – 102%; U.S. government fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agents have agreed to indemnify the Fund in the event of default by a third party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which a Fund receives may include U.S., UK and certain Eurozone government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgaged back securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agents have agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments.

JPMorgan Chase Bank, N.A. (“JPM Chase”) and State Street Bank and Trust Company (“State Street”) (“Custodians”) each serve as securities lending agent to the eligible Funds for which they are Custodian. For the Funds for which JPM Chase is the securities lending agent, the cash collateral is invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser. Although the Securities Lending Cash Collateral Fund LLC is not a registered fund under the 1940 Act, and is not a “money market fund”, it typically has daily liquidity and invests in high quality U.S. dollar-denominated instruments that qualify at time of purchase as “eligible securities” within the meaning of Rule 2a-7 under the 1940 Act, which governs money market funds. The Securities Lending Cash Collateral Fund LLC is only offered to the Funds and JNAM affiliated funds. Short-term securities in the Securities Lending Cash Collateral Fund LLC are valued at amortized cost, unless it is determined that such practice does not approximate market value. For the Funds for which State Street is the securities lending agent, the cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust which is an open end investment company registered under the 1940 Act. Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the Securities Lending Cash Collateral Fund LLC or the State Street Navigator Securities Lending Trust. In addition to investing cash collateral in the Securities Lending Cash Collateral Fund LLC or State Street Navigator Securities Lending Trust, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/S&P Dividend Income and Growth Fund and JNL/S&P Competitive Advantage Fund may invest cash collateral in repurchase agreements collateralized by equity securities. JPM Chase has agreed to bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the repurchase agreements collateralized by equity securities. For JNL/Goldman Sachs U.S. Equity Flex Fund, the cash collateral is not reinvested.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable upon return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as investment - at value on the Statements of Assets and Liabilities. The value of securities on loan is disclosed under footnote (d) on the Statements of Assets and Liabilities. Each Fund’s net exposure is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. Certain Funds receive non-cash collateral in the form of securities, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

U.S. Government Agencies or Government Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities - A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, as amended, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements - Certain Funds may invest in repurchase agreements. In a repurchase agreement, a Fund receives debt or equity securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub custodians under triparty repurchase agreements. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Interest earned on repurchase agreements is recorded as interest income to the Fund. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements - Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as liabilities on the Statements of Assets and Liabilities. Interest paid is recorded as interest expense to the Fund. The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

The JNL/PIMCO Total Return Bond Fund held reverse repurchase agreements during the period. The average daily balance (in thousands) and the weighted average interest rate for reverse repurchase agreements for the year ended December 31, 2015 were $95,868 and 0.24%, respectively, for 233 days outstanding. The value of reverse repurchase agreements and collateral pledged at December 31, 2015 was as follows:

Collateral	Counter- party	Interest Rate Expense	Maturity Date	Collateral Amount	Payable for Reverse Repurchase Agreement Including Interest Payable

JNL/PIMCO Total Return Bond Fund
U.S. Treasury Bond	JPM	0.56%	01/20/2016	$21,937	$22,203
U.S. Treasury Bond	JPM	0.45	01/25/2016	5,274	5,287
U.S. Treasury Note	RBS	0.90	01/05/2016	32,981	33,041

					$60,531

Forward Sales Commitments - Certain Funds may purchase or sell forward sales commitments. A forward sales commitment involves a Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date. A Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may close these positions before they are delivered, which may result in realized gain or loss.

Delayed-Delivery Securities - Certain Funds may purchase or sell securities on a delayed-delivery basis, including “To Be Announced” (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, a Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, Funds may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

Mortgage-Backed Dollar and Treasury Roll Transactions - Certain Funds may sell mortgage-backed or treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. A Fund may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar or Treasury roll transaction. During the period between the sale and repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. For Funds with significant transactions characterized as secured borrowing transactions, any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

The average daily balance (in thousands) and the weighted average interest rate for treasury roll transactions accounted for as secured borrowing transactions, for the year ended December 31, 2015, were as follows: JNL/PIMCO Real Return Fund, $893,058 and 0.29%, for 361 days outstanding; and JNL/PIMCO Total Return Bond Fund, $65,157 and 0.13%, for 226 days outstanding, respectively. The following table details treasury roll transactions outstanding as of December 31, 2015:

Collateral	Counter- party	Borrowing Rate/(Fee Income)	Maturity Date	Payable for Treasury Roll Transactions Including Interest Payable

JNL/PIMCO Real Return Fund
U.S. Treasury Obligation	GSC	0.83%	01/04/2016	$32,628
U.S. Treasury Obligation	GSC	0.60	01/05/2016	7,519
U.S. Treasury Obligation	GSC	0.60 – 1.10	01/06/2016	556,711
U.S. Treasury Obligation	GSC	0.91	01/08/2016	6,094
U.S. Treasury Obligation	GSC	0.92	01/11/2016	12,374
U.S. Treasury Obligation	GSC	0.65	01/12/2016	9,995
U.S. Treasury Obligation	GSC	0.76	01/15/2016	29,162
U.S. Treasury Obligation	MSC	0.49	01/04/2016	160,296
U.S. Treasury Obligation	MSC	0.36	01/05/2016	48,546
U.S. Treasury Obligation	MSC	0.37	01/07/2016	30,659
U.S. Treasury Obligation	MSC	0.65 – 0.68	01/08/2016	520,936
U.S. Treasury Obligation	MSC	0.39	01/11/2016	282,186
U.S. Treasury Obligation	MSC	0.54 – 0.55	01/15/2016	13,140
Bundesrepublik Deutschland Obligation	MSI	(0.15)	01/14/2016	36,417
U.K. Gilt Obligation	MSI	0.75	01/06/2016	34,369

				$1,781,032

At December 31, 2015, JNL/PIMCO Real Return Fund had $1,294 of deferred income (in thousands) included in payable for treasury roll transactions on the Statements of Assets and Liabilities.

Inflation-Indexed Bonds - Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

Senior and Junior Loans - Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Securities Sold Short - Certain Funds may enter into short sales transactions whereby the Fund sells a security it does not own in anticipation of a decline in the market price of the security. When a Fund engages in a short sale, the Fund borrows the security sold short to make delivery to the buyer. The Fund may have to pay a fee to borrow securities and is often obligated to repay the lender of the securities for any interest or dividends that accrues on the borrowed securities during the period of the loan. Until the Fund closes its short position, the lending broker or agent requires assets in the form of

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

securities or cash to be segregated as collateral, which is marked-to-market daily, to the extent necessary to meet margin requirements or cover the short sale obligation. A Fund is obligated to deliver securities at the market price at the time the short position is closed. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Credit Linked Notes - A Fund may use credit linked notes to take positions or manage equity price risk in the normal course of pursuing its investment objective. During the year, JNL/Goldman Sachs Core Plus Bond Fund invested in credit linked notes as a means of risk management and to gain exposure to certain foreign markets and JNL/Goldman Sachs Emerging Markets Debt Fund invested in credit linked notes to gain exposure to certain foreign markets. The value of a credit linked note is based on the price movements of a particular credit, known as a reference credit. Credit linked notes that the Funds invest in are typically listed instruments that typically provide the same return as the underlying reference credit. Credit linked notes are intended to replicate the economic effects that would apply had a Fund directly purchased the underlying reference credit. The Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity. If a specified credit event occurs, such as default or bankruptcy, the Fund may experience a delay in payment or forego interest. The maximum potential risk of loss is limited to the par amount of the credit linked note plus any accrued interest. The reference credit and its credit rating, for each credit linked note, are presented parenthetically in the Schedules of Investments.

Commodity-Linked Structured Notes - A commodity-linked structured note is a debt instrument that contains a return component based on the movement of a commodity index. These notes typically pay interest on the face value of the instrument and a formula based return tied to a commodity index return. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. Performance of the particular commodity index will affect performance of the commodity-linked structured note. Commodity-linked structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying index. They may be more volatile and less liquid than the underlying linked index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. Commodity-linked structured notes may have early redemption features based on advanced notice from the purchaser or automatic redemption triggered by a preset decline in the underlying commodity index. In addition to fluctuating in response to changes in the underlying commodity index, these notes are debt securities of the issuer and will be subject to credit and interest rate risks that typically affect debt instruments.

Master Limited Partnerships - Certain Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for Federal income tax purposes. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

Real Estate Investment Trusts - Certain Funds may invest in Real Estate Investment Trusts (“REITs”). REITs are traded as a stock on major stock exchanges and invests in real estate directly, either through properties or mortgages. REITs typically concentrate on a specific geographic region or property type, receive special tax considerations and are a liquid method of investing in real estate.

Unfunded Commitments - Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Funded portions of credit agreements are presented in the Schedules of Investments. The following table details unfunded loan commitments (in thousands) at December 31, 2015:

	Unfunded Commitment	Depreciation

JNL/PPM America Floating Rate Income Fund
Kenan Advantage Group Inc. Delayed Draw Term Loan	$265	$(4)

Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statements of Assets and Liabilities and unrealized appreciation (depreciation) on investments in the Statements of Operations.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to/from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in receivable for deposits with brokers and counterparties and due to brokers and counterparties for deposits in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”) - Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties which the Sub-Adviser believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) - Master Repo Agreements govern repurchase, reverse repurchase and treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) - Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and treasury roll transactions between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) - ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Customer Account Agreements - Customer Account Agreements and related addendums govern cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates in the execution of the centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash, in most circumstances, equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts. Variation margin received may not be netted between futures and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

Prime Brokerage Arrangements and Other Securities Borrowing Agreements - Certain Funds may enter into Prime Brokerage Arrangements or Securities Borrowing Agreements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties. The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement. These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and securities delivered as collateral are typically in the possession of the prime broker or lending agent and offset any obligations due to the prime broker or lending agent. In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions - A Fund may buy and sell (“write”) call and put options on securities, futures, indices, currencies, swap agreements (“swaptions”) and inflation caps and floors. An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract. When a Fund writes a call or put option or an inflation cap or floor, the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. Writing put options tends to increase a Fund’s exposure to the underlying instrument. The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value. There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option. Exchange traded futures options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. Swaptions are illiquid investments. Straddle options are written or purchased with premiums to be determined on a future date which are based upon implied volatility parameters at specified terms. An inflation cap can be used to protect the buyer from inflation erosion above a certain rate. An inflation floor can be used to provide downside protection to investments in inflation-linked products. The maximum potential amount of future payments (undiscounted) that a Fund could be required to make under an inflation cap or floor would be the notional amount times the percentage increase (for an inflation cap) or decrease (for an inflation floor) in inflation determined by the difference between the index’s current value and the value at the time the inflation cap or floor was entered into.

Futures Contracts - A Fund may buy and sell futures on equities, indices, interest rates, commodities and currencies. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by a Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility a Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to a Fund is reduced since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts - A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the offsetting currency.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

Swap Agreements - Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO. OTC swaps are typically illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap. For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements - Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Forms of interest rate swap agreements that the Funds have entered into may include: fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark; floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate; interest rate caps, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding certain levels; callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date; or forward spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Cross-Currency Swap Agreements - Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during or at expiration of the contract, either at the current spot or another specified rate. A Fund’s maximum risk of loss from counterparty credit risk is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

Credit Default Swap Agreements - Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to or receive from the buyer or seller of protection an amount prescribed in that particular swap agreement. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation because performance for asset-backed securities can vary across deals. Write-downs, such as prepayments and principal pay downs, or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which a Fund is the seller of protection, are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements - Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market linked return based on a security or a basket of securities. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive. Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index, basket of securities or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon rate. To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty. Additionally, long total return swap agreements on equity securities entitle a Fund to receive from the counterparty dividends paid on an individual security and short total return equity swap agreement obligate a Fund to pay the counterparty dividends paid on an individual security. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index, basket of securities or other financial instrument along with any dividends or interest receivable.

Non-Deliverable Bond Forward Contract - A non-deliverable bond forward contract is a short-term forward agreement between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified price and date. Non-deliverable bond forward contracts are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. The use of these instruments involves the risk that the counterparty to the agreements may default on its obligation to perform. These contracts may be illiquid, and changes in their values may not directly correlate with changes in the value of the underlying security. The maximum amount of potential loss for a non-deliverable bond forward contract is the value of the contract.

Contracts for Difference - Contracts for differences (“CFDs”) are privately negotiated contracts between a buyer and seller stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The Funds entered into CFDs where the underlying instrument was a specified security. The Fund can take either a short or long position on the underlying instrument. CFDs are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. There is no expiration date to the contract, but a CFD is typically terminated by the buyer. A Fund’s maximum risk of loss from counterparty credit risk for a CFD agreement is the ability for the counterparty to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty is unable to make payments, the value of the contract may be reduced.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset - FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year. (2) A summary table (in thousands) of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2015. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements. (3) A summary table (in thousands) of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2015. For Funds which held only one type of derivative during the period, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table. (4) A table reflecting each Fund’s average monthly derivative volume (in thousands) for the year ended December 31, 2015.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

JNL/AB Dynamic Asset Allocation Fund Strategies - The Fund entered into option contracts as a means of risk management and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices and interest rates, to obtain exposure to certain markets, to manage cash flows, to replicate treasury bond positions, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, as a substitute for investment in physical securities and as a means of risk management and/or hedging. The Fund entered into forward foreign currency contracts to obtain directional exposure to currencies as a part of its overall investment strategy, to minimize foreign currency exposure on investment securities denominated in foreign currencies, to reduce currency deviations from its benchmark and as a means of risk management and/or hedging. The Fund entered into credit default swap agreements to obtain credit exposure, as a substitute for investment in physical securities and to speculate on changes in credit quality. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as a part of its investment strategy.

	Commodity	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/AB Dynamic Asset Allocation Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Variation margin on financial derivative instruments	$-	$1	$-	$-	$16	$17
Forward foreign currency contracts	-	-	-	79	-	79

	$-	$1	$-	$79	$16	$96
Liabilities:
Variation margin on financial derivative instruments	$-	$-	$18	$-	$-	$18
Forward foreign currency contracts	-	-	-	32	-	32
Unrealized depreciation on OTC swap agreements	-	-	109	-	-	109

	$-	$-	$127	$32	$-	$159
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Swap agreements	$-	$-	$104	$-	$-	$104
Foreign currency related items	-	-	-	(176)	-	(176)
Futures contracts	(2)	-	89	-	(29)	58
Written option contracts	-	-	26	-	-	26

	$(2)	$-	$219	$(176)	$(29)	$12
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$-	$-	$(113)	$-	$-	$(113)
Foreign currency related items	-	-	-	68	-	68
Futures contracts and centrally cleared swap agreements	7	(5)	(9)	-	(38)	(45)

	$7	$(5)	$(122)	$68	$(38)	$(90)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral [7]
	Liabilities [3]	Instruments[4]	Collateral [5]	Net Amount [6]	Cash	Security

JNL/AB Dynamic Asset Allocation Fund - Derivative Instruments Eligible for Offset
Derivative Assets by Counterparty*
MSC	$15	$(4)	$-	$11	$-	$-
SCB	9	-	-	9	-	-
SSB	51	(5)	-	46	-	-
UBS	4	-	-	4	-	-

Derivatives eligible for offset	$79	$(9)	$-	$70
Derivatives not eligible for offset	17				$-	$-

	$96
Derivative Liabilities by Counterparty*
BCL	$23	$-	$-	$23	$-	$-
CGM	23	-	-	23	-	-
GSC	86	-	-	86	-	-
MSC	4	(4)	-	-	-	-
SSB	5	(5)	-	-	-	-

Derivatives eligible for offset	$141	$(9)	$-	$132
Derivatives not eligible for offset	18				$658	$-

	$159

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/AB Dynamic Asset Allocation Fund - Average Derivative Volume[1]
Average monthly volume	$27	$10,151	$6,430	$-	$1,234	$620

JNL/AQR Managed Futures Strategy Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices, interest rates and foreign currency rates, to obtain exposure to certain markets, to manage cash flows, to replicate treasury bond positions and as a substitute for investment in commodities. The Fund entered into forward foreign currency contracts to obtain directional exposure to currencies, to create foreign currency exposure in U.S. dollar cash balances, to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into total return swap agreements to obtain exposure to or hedge against changes in securities prices and interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

	Commodity	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/AQR Managed Futures Strategy Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Variation margin on financial derivative instruments	$502	$-	$399	$-	$136	$1,037
Forward foreign currency contracts	-	-	-	10,138	-	10,138
Unrealized appreciation on OTC swap agreements	573	-	613	-	-	1,186

	$1,075	$-	$1,012	$10,138	$136	$12,361
Liabilities:
Variation margin on financial derivative instruments	$2,180	$-	$917	$58	$361	$3,516
Forward foreign currency contracts	-	-	-	13,615	-	13,615
Unrealized depreciation on OTC swap agreements	225	-	290	-	-	515

	$2,405	$-	$1,207	$13,673	$361	$17,646
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Swap agreements	$(5,526)	$-	$(7,100)	$-	$1,147	$(11,479)
Foreign currency related items	-	-	-	4,437	-	4,437
Futures contracts	45,867	-	(2,643)	(2,091)	8,309	49,442

	$40,341	$-	$(9,743)	$2,346	$9,456	$42,400
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$(1,640)	$-	$(268)	$-	$(382)	$(2,290)
Foreign currency related items	-	-	-	(6,090)	-	(6,090)
Futures contracts and centrally cleared swap agreements	(7,136)	-	(3,151)	527	(8,622)	(18,382)

	$(8,776)	$-	$(3,419)	$(5,563)	$(9,004)	$(26,762)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral [7]
	Liabilities [3]	Instruments [4]	Collateral [5]	Net Amount[6]	Cash	Security

JNL/AQR Managed Futures Strategy Fund - Derivative Instruments Eligible for Offset
Derivative Assets by Counterparty*
BOA	$449	$(208)	$-	$241	$-	$-
CGM	573	(24)	-	549	-	-
CSI	10,137	(10,137)	-	-	-	-
GSC	1	-	-	1	-	-
MSC	164	(82)	-	82	-	-

Derivatives eligible for offset	$11,324	$(10,451)	$-	$873
Derivatives not eligible for offset	1,037				$-	$-

	$12,361
Derivative Liabilities by Counterparty*
BOA	$208	$(208)	$-	$-	$50	$-
CGM	24	(24)	-	-	-	-
CIT	-	-	-	-	360	-
CSI	13,615	(10,137)	(3,478)	-	3,790	-
MLP	201	-	(201)	-	280	-
MSC	82	(82)	-	-	3,320	-

Derivatives eligible for offset	$14,130	$(10,451)	$(3,679)	$-
Derivatives not eligible for offset	3,516				$33,446	$-

	$17,646

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/AQR Managed Futures Strategy Fund - Average Derivative Volume[1]
Average monthly volume	$-	$3,566,224	$1,649,706	$-	$-	$156,562

JNL/BlackRock Global Allocation Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in foreign currencies, to generate income, as a directional investment, as a substitute for investment in physical securities as a means of risk management and/or hedging and to manage duration and credit quality. The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices, as a substitute for investment in physical securities, as a means of risk management and/or hedging and for short term cash deployment. The Fund entered into forward foreign currency contracts to obtain directional exposure to currencies as part of its overall investment strategy and as a means of risk management and/or hedging. The Fund entered into interest rate swap agreements to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and as a substitute for investment in physical securities. The Fund entered into credit default swap agreements as a substitute for investment in physical securities and as a means of risk management and/or hedging. The Fund entered into total return swaps as a substitute for investment in physical securities.

	Commodity	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/BlackRock Global Allocation Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Investments - unaffiliated, at value[2]	$72	$-	$18,391	$-	$266	$18,729
Variation margin on financial derivative instruments	-	1	741	-	170	912
Forward foreign currency contracts	-	-	-	4,035	-	4,035
Unrealized appreciation on OTC swap agreements	-	-	1,093	-	65	1,158

	$72	$1	$20,225	$4,035	$501	$24,834
Liabilities:
Variation margin on financial derivative instruments	$-	$4	$151	$-	$189	$344
Options written, at value	-	-	13,283	-	76	13,359
Forward foreign currency contracts	-	-	-	5,224	-	5,224
Unrealized depreciation on OTC swap agreements	-	-	368	8	-	376

	$-	$4	$13,802	$5,232	$265	$19,303
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Unaffiliated investments[2]	$(1,710)	$-	$(5,968)	$(1,679)	$(952)	$(10,309)
Swap agreements	-	1,691	57	33	1,371	3,152
Foreign currency related items	-	-	-	43,734	-	43,734
Futures contracts	-	-	15,215	-	-	15,215
Written option contracts	7	-	10,616	-	422	11,045

	$(1,703)	$1,691	$19,920	$42,088	$841	$62,837
Net change in unrealized appreciation (depreciation) on:
Investments[2]	$(498)	$-	$(14,539)	$1,143	$(1,069)	$(14,963)
OTC swap agreements	-	(1,114)	11	(8)	(83)	(1,194)
Foreign currency related items	-	-	-	(17,689)	-	(17,689)
Futures contracts and centrally cleared swap agreements	-	(112)	307	-	(199)	(4)
Written option contracts	(7)	-	5,825	-	703	6,521

	$(505)	$(1,226)	$(8,396)	$(16,554)	$(648)	$(27,329)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/BlackRock Global Allocation Fund - Derivative Instruments Eligible for Offset
Derivative Assets by Counterparty*
BBP	$475	$-	$-	$475	$-	$-
BNP	1,843	(717)	(810)	316	810	-
BOA	1,708	(204)	(1,504)	-	1,540	-
CGM	3	(3)	-	-	-	-
CIT	1,683	(1,683)	-	-	-	-
CSI	2,210	(1,100)	(1,110)	-	1,240	-
DUB	6,911	(5,488)	(1,423)	-	1,750	-
GSC	3,588	(2,080)	(1,508)	-	2,800	-
GSI	550	-	-	550	-	-
HSB	4	(4)	-	-	-	-
JPM	869	-	(710)	159	710	-
MSC	2,973	(2,973)	-	-	-	-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/BlackRock Global Allocation Fund - Derivative Instruments Eligible for Offset (continued)
Derivative Assets by Counterparty* (continued)
SGB	$76	$(3)	$-	$73	$-	$-
UBS	731	(437)	(294)	-	-	408

Derivatives eligible for offset	$23,624	$(14,692)	$(7,359)	$1,573
Derivatives not eligible for offset	1,210				$-	$-

	$24,834
Derivative Liabilities by Counterparty*
BBH	$181	$-	$-	$181	$-	$-
BCL	157	-	-	157	-	-
BNP	717	(717)	-	-	-	-
BOA	204	(204)	-	-	-	-
CGM	906	(3)	-	903	-	-
CIT	1,838	(1,683)	(155)	-	-	626
CSI	1,100	(1,100)	-	-	-	-
DUB	5,488	(5,488)	-	-	-	-
GSC	2,080	(2,080)	-	-	-	-
HSB	437	(4)	-	433	-	-
MSC	5,204	(2,973)	(1,929)	302	-	1,929
SGB	3	(3)	-	-	-	-
UBS	437	(437)	-	-	-	65

Derivatives eligible for offset	$18,752	$(14,692)	$(2,084)	$1,976
Derivatives not eligible for offset	551				$8,546	$-

	$19,303

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements	Notional Amount of Cross Currency Swap Agreements

JNL/BlackRock Global Allocation Fund - Average Derivative Volume[1]
Average monthly volume	$50,094	$166,040	$503,590	$585,203	$25,011	$9,329	$8,981

JNL/Boston Partners Global Long Short Equity Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices and to generate income. The Fund entered into forward foreign currency contracts to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales. The Fund entered into contracts for differences to obtain exposure to or hedge changes in securities prices, to obtain short exposure and as a substitute for investment in physical securities.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Boston Partners Global Long Short Equity Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Forward foreign currency contracts	$-	$-	$12	$-	$12
Unrealized appreciation on OTC swap agreements	-	1,100	-	-	1,100

	$-	$1,100	$12	$-	$1,112
Liabilities:
Forward foreign currency contracts	$-	$-	$24	$-	$24
Options written, at value	-	612	-	-	612
Unrealized depreciation on OTC swap agreements	-	1,105	-	-	1,105

	$-	$1,717	$24	$-	$1,741
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Unaffiliated investments[2]	$-	$(793)	$-	$-	$(793)
Swap agreements	-	6,594	-	-	6,594
Foreign currency related items	-	-	243	-	243
Written Options Contracts	-	610	-	-	610

	$-	$6,411	$243	$-	$6,654
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$-	$1,278	$-	$-	$1,278
Foreign currency related items	-	-	(12)	-	(12)
Written option contracts	-	1,173	-	-	1,173

	$-	$2,451	$(12)	$-	$2,439

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/Boston Partners Global Long Short Equity Fund - Derivative Instruments Eligible for Offset
Derivative Assets by Counterparty*
BBH	$12	$(12)	$-	$-	$-	$-
GSI	1,100	(1,100)	-	-	-	-

Derivatives eligible for offset	$1,112	$(1,112)	$-	$-
Derivative Liabilities by Counterparty*
BBH	$24	$(12)	$-	$12	$-	$-
GSI	1,105	(1,100)	(5)	-	460	-

Derivatives eligible for offset	$1,129	$(1,112)	$(5)	$12
Derivatives not eligible for offset	612				$-	$-

	$1,741

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Contracts for Difference

JNL/Boston Partners Global Long Short Equity Fund - Average Derivative Volume[1]
Average monthly volume	$843	$-	$6,693	$-	$-	$55,281

JNL/Causeway International Value Select Fund Derivative Strategies - The Fund entered into futures contracts to gain exposure to markets for efficient management of cash flows. The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies and to reduce currency deviations from the benchmark as a means of risk management.

	Credit	Equity	Foreign Exchange	Interest Rate	Total
JNL/Causeway International Value Select Fund - Derivative Instruments Categorized by Risk Exposure
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Foreign currency related items	$-	$-	$(1,360)	$-	$(1,360)
Futures contracts	-	111	-	-	111

	$-	$111	$(1,360)	$-	$(1,249)
Net change in unrealized appreciation (depreciation) on:
Foreign currency related items	$-	$-	$493	$-	$493

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Causeway International Value Select Fund - Average Derivative Volume[1]
Average monthly volume	$-	$2,362	$186,814	$-	$-	$-

JNL/Franklin Templeton Global Multisector Bond Fund Derivative Strategies - The Fund entered into forward foreign currency contracts to obtain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into interest rate swap agreements to manage duration, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to obtain interest rate and yield curve exposure.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Franklin Templeton Global Multisector Bond Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Forward foreign currency contracts	$-	$-	$39,158	$-	$39,158

	$-	$-	$39,158	$-	$39,158
Liabilities:
Variation margin on financial derivative instruments	$-	$-	$-	$949	$949
Forward foreign currency contracts	-	-	34,284	-	34,284
Unrealized depreciation on OTC swap agreements	-	-	-	16,155	16,155

	$-	$-	$34,284	$17,104	$51,388

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Franklin Templeton Global Multisector Bond Fund - Derivative Instruments Categorized by Risk Exposure (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Swap agreements	$-	$-	$-	$(8,487)	$(8,487)
Foreign currency related items	-	-	135,750	-	135,750

	$-	$-	$135,750	$(8,487)	$127,263
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$-	$-	$-	$(1,108)	$(1,108)
Foreign currency related items	-	-	(88,738)	-	(88,738)
Futures contracts and centrally cleared swap agreements	-	-	-	(138)	(138)

	$-	$-	$(88,738)	$(1,246)	$(89,984)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/Franklin Templeton Global Multisector Bond Fund - Derivative Instruments Eligible for Offset
Derivative Assets by Counterparty*
BCL	$4,996	$(642)	$(3,923)	$431	$3,923	$-
BOA	416	(12)	-	404	-	-
CIT	947	(947)	-	-	-	-
DUB	5,173	(2,264)	-	2,909	-	-
GSC	902	(902)	-	-	-	-
HSB	2,655	(2,655)	-	-	-	-
JPM	23,833	(23,833)	-	-	-	-
SCB	236	-	(236)	-	320	-

Derivatives eligible for offset	$39,158	$(31,255)	$(4,159)	$3,744
Derivative Liabilities by Counterparty*
BCL	$642	$(642)	$-	$-	$-	$-
BOA	12	(12)	-	-	-	224
CIT	6,788	(947)	(5,810)	31	5,810	-
DUB	2,264	(2,264)	-	-	-	-
GSC	1,416	(902)	-	514	-	-
HSB	5,389	(2,655)	-	2,734	-	-
JPM	33,918	(23,833)	(10,085)	-	12,200	-
MSC	10	-	-	10	-	-

Derivatives eligible for offset	$50,439	$(31,255)	$(15,895)	$3,289
Derivatives not eligible for offset	949				$11,812	$-

	$51,388

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Franklin Templeton Global Multisector Bond Fund - Average Derivative Volume[1]
Average monthly volume	$-	$-	$2,254,280	$429,707	$-	$-

JNL/Goldman Sachs Core Plus Bond Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration and to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall. The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers and to obtain credit exposure.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Goldman Sachs Core Plus Bond Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Variation margin on financial derivative instruments	$2	$-	$-	$777	$779
Forward foreign currency contracts	-	-	2,550	-	2,550
Unrealized appreciation on OTC swap agreements	23	-	-	189	212
OTC swap premiums paid	1	-	-	-	1

	$26	$-	$2,550	$966	$3,542

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Goldman Sachs Core Plus Bond Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015: (continued)
Liabilities:
Variation margin on financial derivative instruments	$25	$-	$-	$814	$839
Forward foreign currency contracts	-	-	3,460	-	3,460
Unrealized depreciation on OTC swap agreements	120	-	-	1,760	1,880
OTC swap premiums received	846	-	-	-	846

	$991	$-	$3,460	$2,574	$7,025
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Swap agreements	$(172)	$-	$-	$1,375	$1,203
Foreign currency related items	-	-	7,306	-	7,306
Futures contracts	-	-	-	3,257	3,257

	$(172)	$-	$7,306	$4,632	$11,766
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$33	$-	$-	$(508)	$(475)
Foreign currency related items	-	-	(822)	-	(822)
Futures contracts and centrally cleared swap agreements	(211)	-	-	3,413	3,202

	$(178)	$-	$(822)	$2,905	$1,905

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/Goldman Sachs Core Plus Bond Fund - Derivative Instruments Eligible for Offset
Derivative Assets by Counterparty*
BCL	$51	$(51)	$-	$-	$-	$-
BNP	65	(21)	-	44	-	-
BOA	128	(103)	-	25	-	-
CIT	620	(620)	-	-	-	-
CSI	154	(92)	-	62	-	-
DUB	297	(105)	-	192	-	-
HSB	192	(192)	-	-	-	-
JPM	216	(216)	-	-	-	-
MSC	190	(190)	-	-	-	-
RBC	69	(69)	-	-	-	-
RBS	92	(92)	-	-	-	-
SCB	155	(88)	-	67	-	-
SSB	82	(82)	-	-	-	-
UBS	151	(151)	-	-	-	-
WBC	300	(300)	-	-	-	-

Derivatives eligible for offset	$2,762	$(2,372)	$-	$390
Derivatives not eligible for offset	780				$-	$-

	$3,542
Derivative Liabilities by Counterparty*
BCL	$150	$(51)	$(99)	$-	$250	$-
BNP	21	(21)	-	-	-	-
BOA	103	(103)	-	-	-	-
CGM	184	-	-	184	-	-
CIT	1,327	(620)	(707)	-	1,146	-
CSI	92	(92)	-	-	300	-
DUB	105	(105)	-	-	-	-
HSB	305	(192)	-	113	-	-
JPM	1,108	(216)	(660)	232	660	-
MSC	444	(190)	-	254	-	-
RBC	166	(69)	-	97	-	-
RBS	179	(92)	-	87	-	-
SCB	88	(88)	-	-	-	-
SSB	187	(82)	-	105	-	-
UBS	306	(151)	-	155	-	-
WBC	575	(300)	-	275	-	-

Derivatives eligible for offset	$5,340	$(2,372)	$(1,466)	$1,502
Derivatives not eligible for offset	1,685				$5,784	$3,495

	$7,025

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Goldman Sachs Core Plus Bond Fund - Average Derivative Volume[1]
Average monthly volume	$-	$261,592	$447,782	$718,653	$76,922	$-

JNL/Goldman Sachs Emerging Markets Debt Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates, to replicate treasury bond positions and as a means of risk management and/or hedging. The Fund entered into forward foreign currency contracts to obtain directional exposure to currencies, to minimize foreign currency exposure on investment securities denominated in foreign currencies, as a means of risk management and/or hedging and as part of its overall investment strategy. The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into cross-currency swap agreements to obtain directional exposure to currencies and to express views on a country’s interest rates. The Fund entered into credit default swap agreements to obtain credit exposure. The Fund entered into non-deliverable bond forward contracts as a substitute for investment in physical securities.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Goldman Sachs Emerging Markets Debt Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Variation margin on financial derivative instruments	$-	$-	$-	$39	$39
Forward foreign currency contracts	-	-	3,937	-	3,937
Unrealized appreciation on OTC swap agreements	25	-	-	2,517	2,542
OTC swap premiums paid	3	-	-	-	3

	$28	$-	$3,937	$2,556	$6,521
Liabilities:
Variation margin on financial derivative instruments	$-	$-	$-	$75	$75
Forward foreign currency contracts	-	-	3,654	-	3,654
Unrealized depreciation on OTC swap agreements	89	-	4,880	4,624	9,593
OTC swap premiums received	148	-	-	2	150

	$237	$-	$8,534	$4,701	$13,472
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Swap agreements	$(331)	$-	$716	$(3,172)	$(2,787)
Foreign currency related items	-	-	(1,995)	-	(1,995)
Futures contracts	-	-	-	(2,159)	(2,159)

	$(331)	$-	$(1,279)	$(5,331)	$(6,941)
Net change in unrealized appreciation (depreciation) on:
OTC swap agreements	$160	$-	$(4,842)	$1,647	$(3,035)
Foreign currency related items	-	-	1,073	-	1,073
Futures contracts and centrally cleared swap agreements	-	-	-	(350)	(350)

	$160	$-	$(3,769)	$1,297	$(2,312)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/Goldman Sachs Emerging Markets Debt Fund - Derivative Instruments Eligible for Offset
Derivative Assets by Counterparty*
BCL	$44	$(44)	$-	$-	$-	$-
BNP	237	(29)	-	208	-	-
BOA	106	(106)	-	-	-	-
CGM	448	(276)	-	172	-	-
CIT	508	(508)	-	-	-	-
CSI	224	(224)	-	-	-	-
DUB	2,004	(2,004)	-	-	-	-
HSB	327	(327)	-	-	-	-
JPM	480	(480)	-	-	-	-
MSC	605	(605)	-	-	-	-
RBC	10	(10)	-	-	-	-
RBS	918	(181)	-	737	-	-
SBC	1	-	-	1	-	-
SCB	235	(235)	-	-	-	-
UBS	170	(152)	-	18	-	-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/Goldman Sachs Emerging Markets Debt Fund - Derivative Instruments Eligible for Offset (continued)
Derivative Assets by Counterparty* (continued)
WBC	$162	$(1)	$-	$161	$-	$-

Derivatives eligible for offset	$6,479	$(5,182)	$-	$1,297
Derivatives not eligible for offset	42				$-	$-

	$6,521
Derivative Liabilities by Counterparty*
BBP	$4	$-	$-	$4	$-	$-
BCL	131	(44)	-	87	-	-
BNP	29	(29)	-	-	-	-
BOA	1,266	(106)	(1,020)	140	1,020	-
CGM	276	(276)	-	-	-	-
CIT	1,114	(508)	(500)	106	500	-
CSI	329	(224)	(105)	-	280	-
DUB	5,877	(2,004)	(3,873)	-	4,040	-
HSB	454	(327)	-	127	-	-
JPM	1,149	(480)	(410)	259	410	-
MLP	3	-	-	3	-	-
MSC	1,811	(605)	(880)	326	880	-
RBC	13	(10)	-	3	-	-
RBS	181	(181)	-	-	-	-
SCB	378	(235)	-	143	-	-
SSB	79	-	-	79	-	-
UBS	152	(152)	-	-	-	-
WBC	1	(1)	-	-	-	-

Derivatives eligible for offset	$13,247	$(5,182)	$(6,788)	$1,277
Derivatives not eligible for offset	225				$-	$671

	$13,472

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Cross Currency Swap Agreements	Notional Amount of Non-Deliverable Bond Forward Contracts

JNL/Goldman Sachs Emerging Markets Debt Fund - Average Derivative Volume[1]
Average monthly volume	$-	$54,048	$599,400	$295,427	$28,731	$40,510	$4,725

JNL/Ivy Asset Strategy Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, to generate income, as a directional investment, as a substitute for investment in physical securities, as a means of risk management and/or hedging, as an efficient means of adjusting overall exposure to certain markets and as part of its overall investment strategy. The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices, to obtain exposure to certain markets, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, as a substitute for investment in physical securities, as a means of short-term cash deployment and as a means of risk management and/or hedging. The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging.

	Commodity	Equity	Foreign Exchange	Interest Rate	Total

JNL/Ivy Asset Strategy Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Investments - unaffiliated, at value[2]	$-	$7,867	$-	$-	$7,867
Forward foreign currency contracts	-	-	594	-	594

	$-	$7,867	$594	$-	$8,461
Liabilities:
Options written, at value	$-	$2,783	$-	$-	$2,783
Forward foreign currency contracts	-	-	151	-	151

	$-	$2,783	$151	$-	$2,934
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Unaffiliated investments[2]	$-	$(36,601)	$-	$-	$(36,601)
Foreign currency related items	-	-	5,009	-	5,009
Futures contracts	-	(1,694)	-	-	(1,694)
Written option contracts	-	13,880	-	-	13,880

	$-	$(24,415)	$5,009	$-	$(19,406)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Commodity	Equity	Foreign Exchange	Interest Rate	Total

JNL/Ivy Asset Strategy Fund - Derivative Instruments Categorized by Risk Exposure (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015: (continued)
Net change in unrealized appreciation (depreciation) on:
Investments[2]	$-	$(5,032)	$-	$-	$(5,032)
Foreign currency related items	-	-	(6)	-	(6)
Written option contracts	-	327	-	-	327

	$-	$(4,705)	$(6)	$-	$(4,711)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/Ivy Asset Strategy Fund - Derivative Instruments Eligible for Offset
Derivative Assets by Counterparty*
BOA	$667	$(427)	$(240)	$-	$-	$1,224
CIS	16	-	-	16	-	-
DUB	787	(375)	(350)	62	350	-
JPM	24	(1)	-	23	-	-
MLP	547	-	-	547	-	-
UBS	1,793	(1,683)	-	110	-	-

Derivatives eligible for offset	$3,834	$(2,486)	$(590)	$758
Derivatives not eligible for offset	4,627				$-	$-

	$8,461
Derivative Liabilities by Counterparty*
BOA	$427	$(427)	$-	$-	$-	$-
DUB	375	(375)	-	-	-	-
JPM	1	(1)	-	-	-	-
UBS	1,683	(1,683)	-	-	-	-

Derivatives eligible for offset	$2,486	$(2,486)	$-	$-
Derivatives not eligible for offset	448				$-	$-

	$2,934

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Ivy Asset Strategy Fund - Average Derivative Volume[1]
Average monthly volume	$13,050	$44,346	$171,821	$-	$-	$-

JNL/Mellon Capital Emerging Markets Index Fund Derivative Strategies - The Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. The Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Mellon Capital Emerging Markets Index Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Liabilities:
Variation margin on financial derivative instruments	$-	$42	$-	$-	$42
Forward foreign currency contracts†	-	-	2	-	2

	$-	$42	$2	$-	$44
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Foreign currency related items	$-	$-	$(1,107)	$-	$(1,107)
Futures contracts	-	(4,170)	-	-	(4,170)

	$-	$(4,170)	$(1,107)	$-	$(5,277)
Net change in unrealized appreciation (depreciation) on:
Foreign currency related items	$-	$-	$(2)	$-	$(2)
Futures contracts and centrally cleared swap agreements	-	36	-	-	36

	$-	$36	$(2)	$-	$34

† The JNL/Mellon Capital Emerging Markets Index Fund’s forward foreign currency contracts are not subject to an enforceable master netting agreement. These amounts are presented gross on the Fund’s Statement of Assets and Liabilities.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Mellon Capital Emerging Markets Index Fund - Average Derivative Volume[1]
Average monthly volume	$-	$19,241	$5,299	$-	$-	$-

JNL/Mellon Capital International Index Fund Derivative Strategies - The Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. The Fund entered into forward foreign currency contracts to create foreign currency exposure on U.S. dollar cash balances.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Mellon Capital International Index Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Forward foreign currency contracts†	$-	$-	$406	$-	$406

	$-	$-	$406	$-	$406
Liabilities:
Variation margin on financial derivative instruments	$-	$60	$-	$-	$60
Forward foreign currency contracts†	-	-	642	-	642

	$-	$60	$642	$-	$702
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Foreign currency related items	$-	$-	$(4,025)	$-	$(4,025)
Futures contracts	-	3,053	-	-	3,053

	$-	$3,053	$(4,025)	$-	$(972)
Net change in unrealized appreciation (depreciation) on:
Foreign currency related items	$-	$-	$518	$-	$518
Futures contracts and centrally cleared swap agreements	-	(1,595)	-	-	(1,595)

	$-	$(1,595)	$518	$-	$(1,077)

† The JNL/Mellon Capital International Index Fund’s forward foreign currency contracts are not subject to an enforceable master netting agreement. These amounts are presented gross on the Fund’s Statement of Assets and Liabilities.

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Mellon Capital International Index Fund - Average Derivative Volume[1]
Average monthly volume	$-	$39,947	$115,398	$-	$-	$-

JNL Multi-Manager Alternative Fund - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, interest rates, foreign currencies and credit default swap valuations, as a directional investment, as a substitute for investment in physical securities, as a means of risk management and/or hedging, as an efficient means of adjusting overall exposure to certain markets and as a part of its overall investment strategy. The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and currency rates, to replicate treasury bond positions, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and as a means of risk management and/or hedging. The Fund entered into forward foreign currency contracts to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales, to obtain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, to minimize foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into interest rate swap agreements to manage duration, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to manage duration at the cross sector level, to obtain credit exposure, as a substitute for investment in physical securities, to speculate on changes in credit quality and to hedge a portfolio of credit default swap agreements or bonds. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its overall investment strategy.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL Multi-Manager Alternative Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Investments – unaffiliated, at value[2]	$13	$1,027	$-	$149	$1,189
Variation margin on financial derivative instruments	1	-	56	168	225
Forward foreign currency contracts	-	-	1,659	-	1,659
Unrealized appreciation on OTC swap agreements	5	3,069	-	-	3,074

	$19	$4,096	$1,715	$317	$6,147

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL Multi-Manager Alternative Fund - Derivative Instruments Categorized by Risk Exposure (continued)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015: (continued)
Liabilities:
Variation margin on financial derivative instruments	$1	$-	$15	$228	$244
Options written, at value	-	94	237	207	538
Forward foreign currency contracts	-	-	1,258	-	1,258
Unrealized depreciation on OTC swap agreements	48	4,845	-	344	5,237
OTC swap premiums received	142	-	-	-	142

	$191	$4,939	$1,510	$779	$7,419
The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2015:
Net realized gain (loss) on:
Unaffiliated investments[2]	$(3)	$(267)	$(99)	$(709)	$(1,078)
Swap agreements	103	14,507	-	(165)	14,445
Foreign currency related items	-	-	1,037	-	1,037
Futures contracts	-	6	327	1,107	1,440
Written option contracts	10	255	599	1,725	2,589

	$110	$14,501	$1,864	$1,958	$18,433
Net change in unrealized appreciation (depreciation) on:
Investments[2]	$(24)	$(373)	$(1)	$23	$(375)
OTC swap agreements	(43)	(1,776)	-	(344)	(2,163)
Foreign currency related items	-	-	401	-	401
Futures contracts and centrally cleared swap agreements	(120)	-	(160)	439	159
Written option contracts	-	(55)	36	141	122

	$(187)	$(2,204)	$276	$259	$(1,856)

	Gross Amount Presented in the Statements of Assets and Liabilities [3]	Financial Instruments [4]	Collateral [5]	Net Amount [6]
					Total Collateral [7]
					Cash	Security

JNL Multi-Manager Alternative Fund - Derivative Instruments Eligible for Offset
Derivative Assets by Counterparty*
BCL	$106	$(106)	$-	$-	$-	$-
BNP	170	(53)	-	117	-	-
BOA	192	(192)	-	-	-	-
CIT	668	(213)	-	455	-	-
CSI	109	(14)	-	95	-	-
DUB	1,965	(1,965)	-	-	-	-
MSC	1,104	-	-	1,104	-	-
SSB	432	(432)	-	-	-	-

Derivatives eligible for offset	$4,746	$(2,975)	$-	$1,771
Derivatives not eligible for offset	1,401				$-	$-

	$6,147
Derivative Liabilities by Counterparty*
BCL	$109	$(106)	$-	$3	$-	$-
BNP	53	(53)	-	-	-	-
BOA	520	(192)	(300)	28	300	-
CGM	35	-	-	35	-	-
CIT	213	(213)	-	-	-	-
CSI	14	(14)	-	-	386	-
DUB	4,845	(1,965)	(2,880)	-	18,687	-
GSC	2	-	-	2	-	-
MSC	-	-	-	-	-	7,850
SSB	747	(432)	-	315	-	-

Derivatives eligible for offset	$6,538	$(2,975)	$(3,180)	$383
Derivatives not eligible for offset	881				$3,827	$-

	$7,419

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL Multi-Manager Alternative Fund - Average Derivative Volume[1]
Average monthly volume	$1,382	$232,617	$117,908	$20,300	$15,041	$135,162

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

JNL/Neuberger Berman Strategic Income Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and foreign currency rates. The Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes. The Fund entered into credit default swap agreements to obtain credit exposure and as a substitute for investment in physical securities.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Neuberger Berman Strategic Income Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Variation margin on financial derivative instruments[9]	$15	$-	$158	$64	$237
Liabilities:
Variation margin on financial derivative instruments[9]	$-	$-	$72	$375	$447
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Swap agreements	$698	$-	$-	$-	$698
Foreign currency related items	-	-	75	-	75
Futures contracts	-	-	6,463	(6,518)	(55)

	$698	$-	$6,538	$(6,518)	$718
Net change in unrealized appreciation (depreciation) on:
Futures contracts and centrally cleared swap agreements	$(413)	$-	$(555)	$4,922	$3,954

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Neuberger Berman Strategic Income Fund - Average Derivative Volume[1]
Average monthly volume	$-	$486,079	$463	$-	$29,259	$-

JNL/PIMCO Real Return Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in interest rates, foreign currencies and inflation and as a substitute for investment in physical securities. The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and to obtain exposure to certain markets. The Fund entered into forward foreign currency contracts to obtain directional exposure to currencies as part of its overall investment strategy and to minimize foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into credit default swap agreements to obtain credit exposure.

	Commodity	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/PIMCO Real Return Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Investments – unaffiliated, at value[2]	$-	$-	$-	$-	$1,893	$1,893
Variation margin on financial derivative instruments	-	11	-	-	350	361
Forward foreign currency contracts	-	-	-	14,208	-	14,208
Unrealized appreciation on OTC swap agreements	-	416	-	-	3,191	3,607
OTC swap premiums paid	-	-	-	-	532	532

	$-	$427	$-	$14,208	$5,966	$20,601
Liabilities:
Variation margin on financial derivative instruments	$-	$-	$-	$-	$1,452	$1,452
Options written, at value	-	5	-	206	1,538	1,749
Forward foreign currency contracts	-	-	-	7,973	-	7,973
Unrealized depreciation on OTC swap agreements	-	855	-	-	12,526	13,381
OTC swap premiums received	-	1,331	-	-	111	1,442

	$-	$2,191	$-	$8,179	$15,627	$25,997
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Net realized gain (loss) on:
Unaffiliated investments[2]	$-	$-	$-	$-	$(1,481)	$(1,481)
Swap agreements	-	(451)	-	-	(22,923)	(23,374)
Foreign currency related items	-	-	-	45,056	-	45,056
Futures contracts	-	-	-	-	(12,244)	(12,244)
Written option contracts	197	302	-	1,445	1,644	3,588

	$197	$(149)	$-	$46,501	$(35,004)	$11,545

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Commodity	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/PIMCO Real Return Fund - Derivative Instruments Categorized by Risk Exposure (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015: (continued)
Net change in unrealized appreciation (depreciation) on:
Investments[2]	$-	$-	$-	$-	$(371)	$(371)
OTC swap agreements	-	376	-	-	2,679	3,055
Foreign currency related items	-	-	-	(5,777)	-	(5,777)
Futures contracts and centrally cleared swap agreements	-	(5)	-	-	7,902	7,897
Written option contracts	-	(27)	-	270	769	1,012

	$-	$344	$-	$(5,507)	$10,979	$5,816

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/PIMCO Real Return Fund - Derivative Instruments Eligible for Offset
Derivative Assets by Counterparty*
BBP	$79	$(79)	$-	$-	$-	$-
BNP	381	(381)	-	-	-	-
BOA	1,461	(1,461)	-	-	-	-
CGM	23	(23)	-	-	-	-
CIT	2,063	(1,531)	-	532	-	-
CSI	953	(953)	-	-	-	-
DUB	1,297	(1,297)	-	-	810	-
JPM	8,462	(670)	(6,900)	892	6,900	-
MSC	3,150	(961)	(2,189)	-	3,410	-
MSS	1,147	-	-	1,147	-	-
SCB	619	(424)	-	195	-	-
UBS	73	-	-	73	-	-

Derivatives eligible for offset	$19,708	$(7,780)	$(9,089)	$2,839
Derivatives not eligible for offset	893				$-	$-

	$20,601
Derivative Liabilities by Counterparty*
BBP	$2,170	$(79)	$(2,091)	$-	$-	$2,333
BNP	3,770	(381)	(3,126)	263	-	3,126
BOA	4,360	(1,461)	(2,899)	-	-	3,188
CGM	791	(23)	-	768	-	-
CIT	1,531	(1,531)	-	-	-	1,003
CSI	980	(953)	-	27	-	-
DUB	7,446	(1,297)	(5,789)	360	-	5,789
JPM	670	(670)	-	-	-	-
MSC	961	(961)	-	-	-	-
UBS	424	(424)	-	-	-	-

Derivatives eligible for offset	$23,103	$(7,780)	$(13,905)	$1,418
Derivatives not eligible for offset	2,894				$2,685	$13,951

	$25,997

	Gross Amount Presented in the Statements of Assets and Liabilities[8]	Financial Instruments[4]	Collateral[5]	Net Amount[8]
					Total Collateral[7]
					Cash	Security

Master Forward Agreement Transaction Assets by Counterparty*
GSC	$658,734	$(654,483)	$-	$4,251	$-	$-
MSI	71,887	(70,785)	-	1,102	-	-
MSC	1,059,651	(1,055,764)	-	3,887	-	-

	$1,790,272	$(1,781,032)	$-	$9,240
Master Forward Agreement Transaction Liabilities by Counterparty*
GSC	$654,483	$(654,483)	$-	$-	-	491
MSI	70,785	(70,785)	-	-	-	-
MSC	1,055,764	(1,055,764)	-	-	-	10,777

	$1,781,032	$(1,781,032)	$-	$-

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/PIMCO Real Return Fund - Average Derivative Volume[1]
Average monthly volume	$6,647	$555,453	$1,290,655	$1,012,496	$80,462	$-

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

JNL/PIMCO Total Return Bond Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in interest rates, foreign currencies and inflation and as a substitute for investment in physical securities. The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and to obtain exposure to certain markets. The Fund entered into forward foreign currency contracts to obtain directional exposure to currencies as part of its overall investment strategy and to minimize foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into credit default swap agreements to obtain credit exposure.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/PIMCO Total Return Bond Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Investments – unaffiliated, at value[2]	$-	$-	$-	$3,001	$3,001
Variation margin on financial derivative instruments	47	-	-	2,217	2,264
Forward foreign currency contracts	-	-	69,236	-	69,236
Unrealized appreciation on OTC swap agreements	1,071	-	-	31	1,102
OTC swap premiums paid	240	-	-	-	240

	$1,358	$-	$69,236	$5,249	$75,843
Liabilities:
Variation margin on financial derivative instruments	$3	$-	$-	$6,883	$6,886
Options written, at value	-	-	1,314	3,671	4,985
Forward foreign currency contracts	-	-	20,909	-	20,909
Unrealized depreciation on OTC swap agreements	2,618	-	-	-	2,618
OTC swap premiums received	5,399	-	-	-	5,399

	$8,020	$-	$22,223	$10,554	$40,797
The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2015:
Net realized gain (loss) on:
Unaffiliated investments[2]	$-	$-	$(128)	$(275)	$(403)
Swap agreements	2,141	-	-	(10,551)	(8,410)
Foreign currency related items	-	-	89,969	-	89,969
Futures contracts	-	-	-	23,145	23,145
Written option contracts	320	(376)	6,687	21,157	27,788

	$2,461	$(376)	$96,528	$33,476	$132,089
Net change in unrealized appreciation (depreciation) on:
Investments[2]	$-	$-	$-	$(3,715)	$(3,715)
OTC swap agreements	3,431	-	-	2,352	5,783
Foreign currency related items	-	-	(7,782)	-	(7,782)
Futures contracts and centrally cleared swap agreements	(867)	-	-	(34,241)	(35,108)
Written option contracts	(102)	-	(337)	2,169	1,730

	$2,462	$-	$(8,119)	$(33,435)	$(39,092)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/PIMCO Total Return Bond Fund - Derivative Instruments Eligible for Offset
Derivative Assets by Counterparty*
BBP	$-	$-	$-	$-	$720	$-
BCL	3,349	(75)	-	3,274	-	-
BNP	1,439	(1,439)	-	-	-	-
BOA	17,861	(2,019)	(15,510)	332	15,510	-
CGM	377	(212)	-	165	-	-
CIT	1,773	(1,656)	-	117	-	-
CSI	4,639	(1,595)	(1,090)	1,954	1,090	-
DUB	10,249	(7,885)	(2,364)	-	7,238	-
GSI	14	-	-	14	-	-
JPM	6,532	(1,971)	(3,190)	1,371	3,190	-
MLP	1	-	-	1	-	-
MSC	25,441	(7,923)	(15,895)	1,623	15,895	-
SCB	143	(143)	-	-	-	-
UBS	1,486	(781)	(705)	-	712	-

Derivatives eligible for offset	$73,304	$(25,699)	$(38,754)	$8,851
Derivatives not eligible for offset	2,539				$-	$-

	$75,843

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/PIMCO Total Return Bond Fund - Derivative Instruments Eligible for Offset (continued)
Derivative Liabilities by Counterparty*
BBP	$677	$-	$-	$677	$-	$-
BCL	75	(75)	-	-	-	-
BNP	3,560	(1,439)	(2,121)	-	-	2,825
BOA	2,019	(2,019)	-	-	-	-
CGM	212	(212)	-	-	-	-
CIT	1,656	(1,656)	-	-	-	891
CSI	1,595	(1,595)	-	-	-	-
DUB	7,885	(7,885)	-	-	-	-
JPM	1,971	(1,971)	-	-	-	-
MSC	7,923	(7,923)	-	-	-	683
SCB	158	(143)	-	15	-	-
UBS	781	(781)	-	-	-	-

Derivatives eligible for offset	$28,512	$(25,699)	$(2,121)	$692
Derivatives not eligible for offset	12,285				$1,036	$67,674

	$40,797

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[8]	Instruments[4]	Collateral[5]	Net Amount[8]	Cash	Security

Master Forward Agreement Transaction Assets by Counterparty*
BCL	$5,385	$(5,385)	$-	$-	$-	$-
CGM	111,989	(111,989)	-	-	-	1,567
CSI	892,415	(892,415)	-	-	-	-
GSC	102,440	(102,203)	-	237	-	-
JPM	165,938	(165,899)	(39)	-	44	-
MLP	13,120	(13,108)	-	12	-	-
MSC	14,961	(14,961)	-	-	-	-
WFI	5,235	(5,235)	-	-	-	-

	$1,311,483	$(1,311,195)	$(39)	$249
Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	$5,395	$(5,385)	$-	$10	$-	$-
CGM	112,118	(111,989)	-	129	-	-
CSI	892,628	(892,415)	-	213	-	-
GSC	102,203	(102,203)	-	-	-	133
JPM	165,899	(165,899)	-	-	-	-
MLP	13,108	(13,108)	-	-	-	-
MSC	14,968	(14,961)	-	7	-	-
WFI	5,242	(5,235)	-	7	-	-

	$1,311,561	$(1,311,195)	$-	$366

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/PIMCO Total Return Bond Fund - Average Derivative Volume[1]
Average monthly volume	$13,726	$4,517,245	$3,129,580	$2,348,111	$423,366	$-

JNL/Scout Unconstrained Bond Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to obtain directional exposure to currencies as part of its overall investment strategy. The Fund entered into credit default swap agreements to obtain credit exposure and as a substitute for investment in physical securities.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Scout Unconstrained Bond Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Variation margin on financial derivative instruments[9]	$21	$-	$-	$-	$21
Forward foreign currency contracts†	-	-	484	-	484

	$21	$-	$484	$-	$505

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Scout Unconstrained Bond Fund - Derivative Instruments Categorized by Risk Exposure (continued)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015: (continued)
Liabilities:
Forward foreign currency contracts†	$-	$-	$1,959	$-	$1,959
The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2015:
Net realized gain (loss) on:
Swap agreements	$2,855	$-	$-	$-	$2,855
Foreign currency related items	-	-	(5,020)	-	(5,020)
Futures contracts	-	-	-	2,084	2,084

	$2,855	$-	$(5,020)	$2,084	$(81)
Net change in unrealized appreciation (depreciation) on:
Foreign currency related items	$-	$-	$(1,344)	$-	$(1,344)
Futures contracts and centrally cleared swap agreements	102	-	-	6,584	6,686

	$102	$-	$(1,344)	$6,584	$5,342

† The JNL/Scout Unconstrained Bond Fund’s forward foreign currency contracts are subject to an enforceable master netting agreement with one counterparty. These amounts are presented gross on the Fund’s Statement of Assets and Liabilities.

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Scout Unconstrained Bond Fund - Average Derivative Volume[1]
Average monthly volume	$-	$143,067	$160,310	$-	$17,963	$-

JNL/T. Rowe Price Short-Term Bond Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies.

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/T. Rowe Price Short-Term Bond Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Variation margin on financial derivative instruments[9]	$-	$-	$-	$23	$23
Liabilities:
Variation margin on financial derivative instruments[9]	$-	$-	$-	$52	$52
The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2015:
Net realized gain (loss) on:
Foreign currency related items	$-	$-	$1,224	$-	$1,224
Futures contracts	-	-	-	(43)	(43)

	$-	$-	$1,224	$(43)	$1,181
Net change in unrealized appreciation (depreciation) on:
Foreign currency related items	$-	$-	$313	$-	$313
Futures contracts and centrally cleared swap agreements	-	-	-	(30)	(30)

	$-	$-	$313	$(30)	$283

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/T. Rowe Price Short-Term Bond Fund - Average Derivative Volume[1]
Average monthly volume	$-	$47,259	$23,504	$-	$-	$-

JNL/Westchester Capital Event Driven Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices and interest rates, to generate income, as a directional investment, as a substitute for investment in physical securities, as a means of risk management and/or hedging and as a part of its overall investment strategy. The Fund entered into forward foreign currency contracts to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales and to minimize foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into total return swap agreements as a substitute for investment in physical securities.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Credit	Equity	Foreign Exchange	Interest Rate	Total

JNL/Westchester Capital Event Driven Fund - Derivative Instruments Categorized by Risk Exposure
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Assets:
Investments – unaffiliated, at value[2]	$-	$1,283	$-	$-	$1,283
Forward foreign currency contracts	-	-	361	-	361
Unrealized appreciation on OTC swap agreements	-	2,980	-	-	2,980

	$-	$4,263	$361	$-	$4,624
Liabilities:
Options written, at value	$-	$3,443	$-	$-	$3,443
Forward foreign currency contracts	-	-	121	-	121
Unrealized depreciation on OTC swap agreements	-	4,485	-	-	4,485

	$-	$7,928	$121	$-	$8,049
The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2015:
Net realized gain (loss) on:
Unaffiliated investments[2]	$-	$(1,268)	$-	$-	$(1,268)
Swap agreements	-	568	-	-	568
Foreign currency related items	-	-	298	-	298
Written option contracts	-	5,992	-	-	5,992

	$-	$5,292	$298	$-	$5,590
Net change in unrealized appreciation (depreciation) on:
Investments[2]	$-	$(621)	$-	$-	$(621)
OTC swap agreements	-	(1,505)	-	-	(1,505)
Foreign currency related items	-	-	240	-	240
Written option contracts	-	1,462	-	-	1,462

	$-	$(664)	$240	$-	$(424)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/Westchester Capital Event Driven Fund - Derivative Instruments Eligible for Offset
Derivative Assets by Counterparty*
BOA	$884	$(884)	$-	$-	$-	$-
JPM	2,457	(2,457)	-	-	-	-

Derivatives eligible for offset	$3,341	$(3,341)	$-	$-
Derivatives not eligible for offset	1,283				$-	$-

	$4,624
Derivative Liabilities by Counterparty*
BOA	$973	$(884)	$(89)	$-	$7,030	$-
JPM	3,766	(2,457)	(1,309)	-	17,660	-

Derivatives eligible for offset	$4,739	$(3,341)	$(1,398)	$-
Derivatives not eligible for offset	3,310				$-	$-

	$8,049

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements	Notional Amount of Total Return Swap Agreements

JNL/Westchester Capital Event Driven Fund - Average Derivative Volume[1]
Average monthly volume	$6,600	$-	$14,989	$-	$-	$76,950

The financial instruments eligible for offset table is presented for the following Fund, which held forward foreign currency contracts with significant exposure to several counterparties which were eligible for offset with each counterparty.

	Gross Amount Presented in the Statement of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/Capital Guardian Global Balanced Fund - Derivative and Financial Instruments Eligible for Offset
Derivative Assets by Counterparty*
BNY	$91	$(26)	$-	$65	$-	$-
BOA	34	-	-	34	-	-
CIT	93	(93)	-	-	-	-
CSI	1	(1)	-	-	-	-
JPM	165	(40)	-	125	-	-
UBS	43	(32)	-	11	-	-

Derivatives eligible for offset	$427	$(192)	$-	$235

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Gross Amount Presented in the Statement of Assets and	Financial			Total Collateral[7]
	Liabilities[3]	Instruments[4]	Collateral[5]	Net Amount[6]	Cash	Security

JNL/Capital Guardian Global Balanced Fund - Derivative and Financial Instruments Eligible for Offset (continued)
Derivative Liabilities by Counterparty*
BNY	$26	$(26)	$-	$-	$-	$-
CIT	108	(93)	-	15	-	-
CSI	3	(1)	-	2	-	-
JPM	40	(40)	-	-	-	-
UBS	32	(32)	-	-	-	-

Derivatives eligible for offset	$209	$(192)	$-	$17

1 The derivative instruments outstanding as of December 31, 2015, as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2015, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

2 Purchased options market value is reflected in Investments - unaffiliated, at value. Realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options are reflected in realized gain (loss) on unaffiliated investments and change in unrealized appreciation (depreciation) on investments, respectively, in the Statements of Operations.

3 Amounts eligible for offset are presented gross in the Statements of Assets and Liabilities.

4 Financial instruments eligible for offset but not offset in the Statements of Assets and Liabilities.

5 Cash and security collateral not offset in the Statements of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.

6 For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

7 Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund. Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

8 Investment liabilities and assets include delayed delivery securities and secured borrowings. Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investments. The net amount reflects net unrealized gain or loss offset by any collateral with the counterparty. The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

9 All derivative assets or liabilities for this Fund are not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

* Counterparties are defined on page 247 in the Notes to Schedules of Investments.

The derivative strategy for Funds which held only one type of derivative during the period is as follows: JNL/Brookfield Global Infrastructure and MLP Fund entered into forward foreign currency contracts to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales. JNL/Capital Guardian Global Balanced Fund entered into forward foreign currency contracts to obtain directional exposure to currencies, to minimize foreign currency exposure on investment securities denominated in foreign currencies, as a means of risk management and/or hedging and as part of its overall investment strategy. JNL/DoubleLine Shiller Enhanced CAPE Fund entered into total return swap agreements as a substitute for investment in physical securities. JNL/Franklin Templeton Mutual Shares Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies and as part of its overall investment strategy. JNL/Invesco Mid Cap Value Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies. JNL/Mellon Capital S&P 500 Index Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. JNL/Mellon Capital S&P 400 Mid Cap Index Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. JNL/Mellon Capital Small Cap Index Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. JNL/Morgan Stanley Mid Cap Growth Fund entered into options contracts to obtain exposure to or hedge changes in securities prices. JNL/PPM America Floating Rate Income Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. JNL/PPM America High Yield Bond Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. JNL/WMC Balanced Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and as a means of risk management and/or hedging. JNL/Capital Guardian Global Diversified Research Fund, JNL/Eastspring Investments Asia ex-Japan Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton International Small Cap Growth Fund, JNL/Harris Oakmark Global Equity Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/Oppenheimer Global Growth Fund JNL/S&P International 5 Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

The derivative instruments outstanding as of December 31, 2015, as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2015, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds. For Funds which held only one type of derivative during the period, the average monthly derivative volume (in thousands) is as follows:

	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Cost of Options Purchased and Written	Notional Amount of Total Return Swap Agreements
JNL/Brookfield Global Infrastructure and MLP Fund	$–	$39,867	$–	$–
JNL/Capital Guardian Global Balanced Fund	–	55,260	–	–

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Cost of Options Purchased and Written	Notional Amount of Total Return Swap Agreements
JNL/Capital Guardian Global Diversified Research Fund	$–	$344	$–	$–
JNL/Doubleline Shiller Enhanced CAPE Fund	–	–	–	124,085
JNL/Eastspring Investments Asia ex-Japan Fund	–	71	–	–
JNL/Franklin Templeton Global Growth Fund	–	675	–	–
JNL/Franklin Templeton International Small Cap Growth Fund	–	478	–	–
JNL/Franklin Templeton Mutual Shares Fund	–	157,920	–	–
JNL/Harris Oakmark Global Equity Fund	–	5,768	–	–
JNL/Invesco Global Real Estate Fund	–	2,878	–	–
JNL/Invesco International Growth Fund	–	6,007	–	–
JNL/Invesco Mid Cap Value Fund	–	8,977	–	–
JNL/Lazard Emerging Markets Fund	–	3,737	–	–
JNL/Mellon Capital European 30 Fund	–	2,013	–	–
JNL/Mellon Capital Pacific Rim 30 Fund	–	1,477	–	–
JNL/Mellon Capital S&P 500 Index Fund	83,512	–	–	–
JNL/Mellon Capital S&P 400 Mid Cap Index Fund	51,558	–	–	–
JNL/Mellon Capital Small Cap Index Fund	34,149	–	–	–
JNL/Morgan Stanley Mid Cap Growth Fund	–	–	220	–
JNL/Oppenheimer Emerging Markets Innovator Fund	–	976	–	–
JNL/Oppenheimer Global Growth Fund	–	2,010	–	–
JNL/PPM America Floating Rate Income Fund	16,325	–	–	–
JNL/PPM America High Yield Bond Fund	142,563	–	–	–
JNL/S&P International 5 Fund	–	552	–	–
JNL/WMC Balanced Fund	70,674	–	–	–

Pledged or Segregated Collateral - The following table summarizes cash and securities collateral pledged (in thousands) for Funds for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

			Option Contracts	Futures Contracts		Securities Sold Short		Swap Agreements
	Lending Agent/ Prime Broker	Counter- party	Pledged or Segregated Cash	Pledged or Segregated Cash	Pledged or Segregated Securities	Segregated Securities	Pledged or Segregated Cash	Pledged or Segregated Cash	Total Pledged or Segregated Cash and Securities
JNL/Boston Partners Global Long Short Equity Fund	GSI	N/A	$-	$-	$-	$210,541	$-	$-	$210,541
JNL/Goldman Sachs U.S. Equity Flex Fund	SSC	N/A	-	-	-	130,993	-	-	130,993
JNL/Mellon Capital Emerging Markets Index Fund	N/A	GSC	-	-	835	-	-	-	835
JNL/Mellon Capital S&P 500 Index Fund	N/A	GSC	-	-	1,800	-	-	-	1,800
JNL/Mellon Capital S&P 400 Mid Cap Index Fund	N/A	GSC	-	-	1,860	-	-	-	1,860
JNL/Mellon Capital Small Cap Index Fund	N/A	GSC	-	-	800	-	-	-	800
JNL/Mellon Capital International Index Fund	N/A	GSC	-	-	1,934	-	-	-	1,934
JNL/Morgan Stanley Mid Cap Growth Fund	N/A	RBS	340	-	-	-	-	-	340
JNL Multi-Manager Alternative Fund	JPM	N/A	-	-	-	25,481	-	-	25,481
JNL/Neuberger Berman Strategic Income Fund	N/A	GSC	-	-	30	-	-	1,385	1,415
JNL/PPM America Floating Rate Income Fund	N/A	RBS	-	179	-	-	-	-	179
JNL/PPM America High Yield Bond Fund	N/A	RBS	-	1,835	-	-	-	-	1,835
JNL/Scout Unconstrained Bond Fund	N/A	GSC	-	4,470	-	-	-	-	4,470
JNL/T. Rowe Price Short-Term Bond Fund	N/A	N/A	-	-	138	-	-	-	138
JNL/Westchester Capital Event Driven Fund	JPM/SSB/GSC	N/A	-	-	-	78,811	-	-	78,811
JNL/WMC Balanced Fund	N/A	GSC	-	208	-	-	-	-	208

NOTE 7. INVESTMENT RISKS AND REGULATORY MATTERS

Emerging Market Securities Risk - Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility.

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Sanctioned Securities Risk - Certain Funds may invest in securities issued by companies located in Russia. The U.S. Government and other governments have placed sanctions on Russia. When sanctions are placed on a country, the Fund may experience limitations on its investments including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk.

Currency Risk - Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of U.S. governments or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

Market, Credit and Counterparty Risk - In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Private Equity Companies Risk - There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. In addition, private equity companies are subject to minimal regulation. In addition to the risks associated with a Fund’s direct investments, the Fund is also subject to the underlying risks which affect the private equity companies in which the Fund invests. Private equity companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity, sector, non-U.S. security, currency, credit, managed portfolio and derivatives risks.

Real Estate Investment Risk - The JNL/Invesco Global Real Estate Fund concentrates its assets in the real estate industry and an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. The value of a Fund’s investment in REITs may be affected by the management skill of the persons managing the REIT. Because REITs have expenses of their own, the Fund will bear a proportional share of those expenses. Due to the fact that the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of shares may rise and fall more than the value of shares of a Fund that invests in a broader range of companies.

Master Limited Partnership Risk - Investment in MLPs involves some risks that differ from an investment in the common stock of a corporation. Holders of MLPs have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Senior and Junior Loan Risk - When a Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations. Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics. The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

Money Market Fund Reform - In July 2014, the SEC voted to amend the rules under the 1940 Act applicable to money market funds which are intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. The new rules require a floating net asset value (NAV) for institutional prime money market funds, along with the potential use of liquidity fees and redemption gates for all prime money market funds in times of market stress. The SEC also adopted additional diversification, stress-testing and disclosure measures for money market funds. Government money market funds, defined under the new rules as having 99.5% of total assets in cash, government securities, and/or repurchase agreements that are collateralized by cash or government securities are exempt from the new rules. Additionally, the Financial Stability Oversight Council (“FSOC”), a board of U.S. regulators established by the Dodd-Frank Act, had proposed certain recommendations for money market fund reform. The amendments have staggered compliance dates with a majority of these amendments requiring compliance on October 14, 2016, two years after the effective date for the amendments. At a November 6, 2015 shareholder meeting, a conversion of the JNL/WMC Money Market Fund to a government money market fund was approved by shareholders. The expected conversion date is in September 2016.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees - The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services.

JNAM also serves as the “Administrator” to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal (except for litigation expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, transfer agency, custody (except overdraft and internet expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedule indicates the range of the advisory fee at various net assets levels and the administrative fee each Fund is currently obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

	Advisory Fee (m-millions)			Administrative Fee (b-billions)
	$0 to $100m	$100m to $500m	Over $500m	$0 to $3b	Over $3b
JNL/AB Dynamic Asset Allocation Fund[1]	0.75%	0.75%	0.75 - 0.70%	0.15%	0.13%
JNL/AQR Managed Futures Strategy Fund[2]	0.95	0.95	0.90 - 0.85	0.15	0.13
JNL/BlackRock Global Allocation Fund[1]	0.75	0.75	0.75 - 0.70	0.15	0.13
JNL/BlackRock Large Cap Select Growth Fund[3]	0.70	0.70 - 0.65	0.60 - 0.55	0.10	0.09
JNL/BlackRock Natural Resources Fund[1]	0.70	0.70 - 0.60	0.60	0.15	0.13
JNL/Boston Partners Global Long Short Equity Fund[1]	1.20	1.20	1.20 - 1.15	0.15	0.13
JNL/Brookfield Global Infrastructure and MLP Fund[1]	0.80	0.80	0.80 - 0.75	0.15	0.13
JNL/Capital Guardian Global Balanced Fund[1]	0.65	0.65	0.60	0.15	0.13
JNL/Capital Guardian Global Diversified Research Fund[1]	0.75	0.75 - 0.70	0.65 - 0.60	0.15	0.13
JNL/Causeway International Value Select Fund[1]	0.70	0.70 - 0.65	0.60	0.15	0.13
JNL/DFA U.S. Core Equity Fund[3]	0.65	0.60 - 0.55	0.55	0.10	0.09
JNL/DoubleLine Shiller Enhanced CAPE Fund	0.75	0.75	0.70	0.15	0.13
JNL/Eastspring Investments Asia ex-Japan Fund[1]	0.90	0.90	0.85	0.15	0.13
JNL/Eastspring Investments China-India Fund[2]	0.90	0.90	0.85	0.15	0.13
JNL/Franklin Templeton Global Growth Fund[1]	0.75	0.75 - 0.65	0.60	0.15	0.13
JNL/Franklin Templeton Global Multisector Bond Fund[1]	0.75	0.75	0.75 - 0.65	0.15	0.13
JNL/Franklin Templeton Income Fund[3]	0.80	0.75 - 0.65	0.60	0.10	0.09
JNL/Franklin Templeton International Small Cap Growth Fund[1]	0.95	0.95	0.90	0.15	0.13
JNL/Franklin Templeton Mutual Shares Fund[3]	0.75	0.75	0.70	0.10	0.09
JNL/Goldman Sachs Core Plus Bond Fund[3]	0.60	0.60	0.55 - 0.50	0.10	0.09
JNL/Goldman Sachs Emerging Markets Debt Fund[1]	0.75	0.75 - 0.70	0.70 - 0.675	0.15	0.13
JNL/Goldman Sachs Mid Cap Value Fund[3]	0.75	0.70	0.70	0.10	0.09
JNL/Goldman Sachs U.S. Equity Flex Fund[1]	0.80	0.80 - 0.75	0.80 - 0.75	0.15	0.13
JNL/Harris Oakmark Global Equity Fund[1]	0.85	0.85	0.85 - 0.80	0.15	0.13
JNL/Invesco Global Real Estate Fund[1]	0.75 - 0.70	0.70	0.70	0.15	0.13
JNL/Invesco International Growth Fund[1]	0.70	0.70 - 0.65	0.60	0.15	0.13
JNL/Invesco Large Cap Growth Fund[3]	0.70	0.70 - 0.65	0.65	0.10	0.09
JNL/Invesco Mid Cap Value Fund[3]	0.75 - 0.70	0.70 - 0.65	0.65	0.10	0.09
JNL/Invesco Small Cap Growth Fund[3]	0.85	0.85 - 0.80	0.80	0.10	0.09
JNL/Ivy Asset Strategy Fund[1,4]	0.85	0.85	0.85 - 0.75	0.15	0.13
JNL/JPMorgan MidCap Growth Fund[3]	0.70	0.70 - 0.65	0.65 - 0.55	0.10	0.09
JNL/JPMorgan U.S. Government & Quality Bond Fund[3]	0.50	0.50 - 0.40	0.35	0.10	0.09
JNL/Lazard Emerging Markets Fund[1]	1.00	0.90 - 0.85	0.85	0.15	0.13
JNL/Mellon Capital Emerging Markets Index Fund[1]	0.40	0.40	0.35	0.15	0.13
JNL/Mellon Capital European 30 Fund[2]	0.37 - 0.31	0.28	0.28	0.15	0.13
JNL/Mellon Capital Pacific Rim 30 Fund[2]	0.37 - 0.31	0.28	0.28	0.15	0.13
JNL/Mellon Capital S&P 500 Index Fund[3,5]	0.28	0.28	0.24 - 0.22	0.10	0.09
JNL/Mellon Capital S&P 400 MidCap Index Fund[3,5]	0.29	0.29	0.24 - 0.22	0.10	0.09
JNL/Mellon Capital Small Cap Index Fund[3,5]	0.29	0.29	0.24 - 0.22	0.10	0.09
JNL/Mellon Capital International Index Fund[1]	0.30	0.30	0.25 - 0.24	0.15	0.13
JNL/Mellon Capital Bond Index Fund[3]	0.30	0.30	0.25 - 0.24	0.10	0.09
JNL/Mellon Capital Utilities Sector Fund[1,6]	0.34 - 0.31	0.28	0.28 - 0.26	0.15	0.13
JNL/Morgan Stanley Mid Cap Growth Fund[1]	0.75	0.75	0.75 - 0.70	0.15	0.13
JNL Multi-Manager Alternative Fund[2]	1.75	1.75	1.75 - 1.70	0.20	0.18
JNL/Multi-Manager Small Cap Growth Fund[3]	0.75	0.70	0.65	0.10	0.09
JNL/Multi-Manager Small Cap Value Fund[3]	0.85	0.85 - 0.77	0.75	0.10	0.09
JNL/Neuberger Berman Strategic Income Fund[1]	0.60	0.60	0.55 - 0.50	0.15	0.13
JNL/Oppenheimer Emerging Markets Innovator Fund[1]	1.10	1.10	1.10 - 1.05	0.15	0.13
JNL/Oppenheimer Global Growth Fund[1]	0.70	0.70 - 0.60	0.60	0.15	0.13
JNL/PIMCO Real Return Fund[3]	0.50	0.50	0.50 - 0.475	0.10	0.09

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Advisory Fee (m-millions)			Administrative Fee (b-billions)
	$0 to $100m	$100m to $500m	Over $500m	$0 to $3b	Over $3b
JNL/PIMCO Total Return Bond Fund[3]	0.50%	0.50%	0.50 - 0.49%	0.10%	0.09%
JNL/PPM America Floating Rate Income Fund[1]	0.65	0.65	0.60	0.15	0.13
JNL/PPM America High Yield Bond Fund[3]	0.50	0.50 - 0.45	0.425	0.10	0.09
JNL/PPM America Mid Cap Value Fund[3]	0.75	0.75	0.70	0.10	0.09
JNL/PPM America Small Cap Value Fund[3]	0.75	0.75	0.70	0.10	0.09
JNL/PPM America Value Equity Fund[3]	0.55	0.55 - 0.50	0.50	0.10	0.09
JNL/Red Rocks Listed Private Equity Fund[1]	0.85	0.85 - 0.80	0.80	0.15	0.13
JNL/S&P Competitive Advantage Fund[3]	0.40	0.40	0.35	0.10	0.09
JNL/S&P Dividend Income & Growth Fund[3]	0.40	0.40	0.35	0.10	0.09
JNL/S&P International 5 Fund[1]	0.45	0.45	0.45 - 0.40	0.15	0.13
JNL/S&P Intrinsic Value Fund[3]	0.40	0.40	0.35	0.10	0.09
JNL/S&P Mid 3 Fund[3]	0.50	0.50	0.50 - 0.45	0.10	0.09
JNL/S&P Total Yield Fund[3]	0.40	0.40	0.35	0.10	0.09
JNL/Scout Unconstrained Bond Fund[1]	0.65	0.65	0.65 - 0.60	0.15	0.13
JNL/T. Rowe Price Established Growth Fund[3]	0.65	0.65 - 0.60	0.55	0.10	0.09
JNL/T. Rowe Price Mid-Cap Growth Fund[3]	0.75	0.75 - 0.70	0.70	0.10	0.09
JNL/T. Rowe Price Short-Term Bond Fund[3]	0.45	0.45 - 0.40	0.40 - 0.375	0.10	0.09
JNL/T. Rowe Price Value Fund[3]	0.70	0.70 - 0.65	0.60	0.10	0.09
JNL/Westchester Capital Event Driven Fund[1]	1.10	1.10	1.10 - 0.95	0.15	0.13
JNL/WMC Balanced Fund[3]	0.55 - 0.50	0.50 - 0.45	0.425	0.10	0.09
JNL/WMC Money Market Fund[3]	0.28	0.28	0.25	0.10	0.09
JNL/WMC Value Fund[3]	0.55	0.55 - 0.50	0.45	0.10	0.09

1 Prior to October 1, 2015, the Fund’s administrative fee was 0.15% on all net assets.

2 Prior to October 1, 2015, the Fund’s administrative fee was 0.20% on all net assets.

3 Prior to October 1, 2015, the Fund’s administrative fee was 0.10% on all net assets.

4 Prior to July 1, 2015, the Fund’s advisory fee for assets $0 to $500 million was 0.90%, and over $500 million was 0.85%-0.75%.

5 Prior to July 1, 2015, the Fund’s advisory fee for assets over $500 million was 0.24%-0.23%.

6 Prior to July 1, 2015, the Fund’s advisory fee for assets over $500 million was 0.28%-0.27%.

Fee Waiver and Expense Reimbursements - Pursuant to a contractual expense limitation agreement, JNAM agreed to waive fees and reimburse expenses of the JNL/WMC Money Market Fund to the extent necessary to limit operating expenses of each class of shares of the Fund (excluding brokerage expense, interest, taxes, and extraordinary expenses) to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s net investment income for the period. JNAM may recover previously reimbursed expenses from the Fund for fees waived and reimbursed for a period of three years from the end of the fiscal year in which fees were waived and a reimbursement took place. During the year ended December 31, 2015, JNAM did not recover any previously reimbursed expenses. At December 31, 2015, the amount of potentially recoverable expenses (in thousands) was $5,050 that expires on December 31, 2016, $5,342 that expires on December 31, 2017 and $4,407 that expires on December 31, 2018.

Pursuant to contractual and voluntary fee waiver agreements, JNAM agreed to waive a portion of its advisory fees for each of the following Funds. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as an expense waiver in each Fund’s Statement of Operations.

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/DFA U.S. Core Equity Fund	Fees greater than 0.50%
JNL/Franklin Templeton Global Multisector Bond Fund[1]	0.05% for net assets between $0 - $1 billion
JNL/Goldman Sachs Core Plus Bond Fund[2]	0.025% for net assets between $0 - $500 million
JNL/Goldman Sachs Emerging Markets Debt Fund	0.025% for net assets between $400 million - $1 billion
JNL/Goldman Sachs Mid Cap Value Fund	0.025% for net assets over $500 million
JNL/Invesco Small Cap Growth Fund	0.05% for net assets between $0 - $250 million
JNL/Mellon Capital S&P 500 Index Fund	0.01%
JNL/Morgan Stanley Mid Cap Growth Fund[2]	0.025%
JNL Multi-Manager Alternative Fund	0.40%
JNL/Oppenheimer Global Growth Fund[2]	0.05% for net assets between $0 - $300 million
JNL/T. Rowe Price Value Fund	0.05% for net assets between $150 million and $500 million as long as the net assets for the Fund are above $1 billion

1 Prior to March 16, 2015, the Fund’s contractual fee waiver was 0.025% for net assets between $0 - $1 billion.

2 Effective October 1, 2015.

Voluntary Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/Capital Guardian Global Balanced Fund[1]	0.025%
JNL/Capital Guardian Global Diversified Research Fund[1]	0.025%
JNL/Invesco Global Real Estate Fund[1]	0.05% for net assets between $0 - $50 million
JNL/Invesco International Growth Fund[1,2]	0.05% for net assets between $0 - $50 million and 0.02% for net assets over $2 billion
JNL/Invesco Large Cap Growth Fund[1]	0.05% for net assets between $0 - $150 million and 0.02% for net assets over $150 million
JNL/Invesco Mid Cap Value Fund[1]	0.05% for net assets between $0 - $50 million
JNL/Invesco Small Cap Growth Fund[1]	0.05% for net assets between $0 - $50 million
JNL/Lazard Emerging Markets Fund	0.10% for the first $100 million
JNL/Mellon Capital Emerging Markets Index Fund	0.05% for net assets over $750 million
JNL Multi-Manager Alternative Fund[3]	1.00% for net assets sub-advised by Babson Capital Management LLC
JNL/PIMCO Real Return Fund	0.01% for net assets over $2 billion

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

Voluntary Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/PIMCO Total Return Fund	0.02% for net assets over $1 billion
JNL/PPM America Mid Cap Value Fund	0.10% for net assets over $150 million
JNL/PPM America Small Cap Value Fund	0.10% for net assets over $150 million

1 Effective October 1, 2015.

2 Prior to October 1, 2015 the voluntary fee waiver was 0.02% for net assets over $2 billion.

3 Effective December 10, 2015.

Distribution Fees - The Trust has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Funds will pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (the “Distributor” or “JNLD”), an affiliate of the Adviser, for the purpose of reimbursement of certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. Under the Plan, each Fund accrues the Rule 12b-1 fee daily, at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A shares, and pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund’s Statement of Operations.

Affiliated Brokerage Commissions - During the year ended December 31, 2015, the following Funds paid brokerage fees to affiliates for the execution of purchases and sales of portfolio investments (in thousands): JNL/Causeway International Value Select Fund $19; JNL/Goldman Sachs Mid Cap Value Fund $85; JNL/Goldman Sachs U.S. Equity Flex Fund $6; JNL Multi-Manager Small Cap Growth Fund $2; JNL/Oppenheimer Emerging Markets Innovator Fund $3; JNL/Oppenheimer Global Growth Fund $40; JNL/T. Rowe Price Established Growth Fund $7.

Deferred Compensation Plan - The Funds adopted a Deferred Compensation Plan whereby a disinterested Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Directed Brokerage Commissions - A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker/dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Investments in Affiliates - During the year ended December 31, 2015, certain Funds invested in a money market fund which is managed by the Adviser. JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. The Funds sub-advised by T. Rowe Price Associates, Inc. invested in T. Rowe Price Reserves Investment Fund as a cash management tool. Certain Funds participating in securities lending receive cash collateral, which is invested by the Custodian in the Securities Lending Cash Collateral Fund LLC, which is an affiliate of the Funds’ Adviser. JNAM serves as the Administrator for the Securities Lending Cash Collateral Fund LLC. JNL/BlackRock Global Allocation Fund invested in the iShares Gold Trust Fund, which is an affiliate of the Sub-Adviser. JNL/Mellon Capital International Index Fund invested in Prudential plc. JNAM is a wholly-owned subsidiary of Jackson and an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNL/Mellon Capital S&P 500 Index Fund and JNL/Mellon Capital Bond Index Fund invested in the Bank of New York Mellon Corporation, the parent company of each Fund’s Sub-Adviser. The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income and realized gain (loss) are disclosed separately in the Statements of Operations.

Security Transactions - Security transactions can occur where the buyer and seller of the security are both funds for which JNAM serves as the Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”) and are reviewed by the Board. During the period the following Funds had Rule 17a-7 transactions (in thousands) between funds for which JNAM serves as the Adviser:

Fund	Purchase of Securities	Proceeds from Sales of Securities
JNL/Mellon Capital European 30 Fund	$-	$14,850
JNL/Mellon Capital S&P 500 Index Fund	246,295	8,934
JNL/Mellon Capital S&P 400 MidCap Index Fund	24,660	31,362
JNL/Mellon Capital Small Cap Index Fund	-	8,502
JNL Multi-Manager Small Cap Growth Fund	25,006	83,553
JNL Multi-Manager Small Cap Value Fund	97,115	30,789
JNL/S&P Competitive Advantage Fund	69,449	85,726
JNL/S&P Dividend Income & Growth Fund	171,431	219,083
JNL/S&P Intrinsic Value Fund	133,847	357,800
JNL/S&P Mid 3 Fund	11,080	5,309
JNL/S&P Total Yield Fund	329,329	107,385

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

NOTE 9. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds, with the exception of JNL/PPM America Floating Rate Income Fund, JNL/DoubleLine Shiller Enhanced CAPE Fund and JNL Multi-Manager Alternative Fund, participate in the SCA with other funds managed by JNAM in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. The Funds may borrow up to the lesser of $450,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Effective June 5, 2015, JNL/Harris Oakmark Global Equity Fund, JNL/Oppenheimer Emerging Markets Innovator Fund and JNL/Westchester Capital Event Driven were added to the SCA. The Funds pay an annual fee of 0.10% of the available commitments and an annual administration fee to JPM Chase. Prior to June 5, 2015, the Funds paid an annual fee of 0.075% of the available commitments and an annual administration fee to JPM Chase. These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets and are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

Effective October 1, 2015 and pursuant to an Exemptive Order issued by the SEC, the Funds, with the exception of JNL/WMC Money Market Fund, along with certain other funds advised by JNAM and Curian Capital, LLC (“Curian”) may participate in an InterFund Lending Program (“Program”). Curian is a wholly owned subsidiary of Jackson National Life Insurance Company, and an affiliate of JNAM. The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the period.

JNL/PPM America Floating Rate Income Fund participates in a $150 million committed, unsecured revolving line of credit facility with State Street Corp. Borrowings are to be used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund pays an annual commitment fee of 0.175% for this facility. Prior to July 27, 2015, the annual commitment fee was 0.10%. The commitment fee is included in other expenses in the Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

NOTE 10. FUND ACQUISITIONS

Tax Free Exchange - The following tables include information (in thousands) relating to acquisitions completed on April 27, 2015 and September 28, 2015. The acquisitions were completed by a tax free exchange of Class A and B shares, as applicable, of Funds in the Trust and Curian Variable Series Trust, as applicable, pursuant to a plan of reorganization approved by the Trust’s Board and Curian Variable Series Trust’s/Jackson Variable Series Trust’s Board. Curian Variable Series Trust was renamed Jackson Variable Series Trust effective April 27, 2015. The purpose of each acquisition was to combine Funds with comparable investment objectives and strategies. Shares were issued at NAV based on the fair value of the assets received by the acquiring Funds. For the April 27, 2015 acquisitions, immediately prior to the reorganization, the acquired Funds sold their investments, as a result, there was no cost basis or market value carried forward to the acquiring Funds. For the September 28, 2015 acquisitions, the cost basis of the investments received from the acquired Funds was carried forward to align ongoing reporting of the acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

		Acquired Fund		Acquiring Fund		Shares of
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date	Shares Outstanding on Acquisition Date	Acquiring Fund Issued in Exchange
April 27, 2015 Acquisitions
Curian/Aberdeen Latin America Fund	JNL/Lazard Emerging Markets Fund
Class A	Class A	$8,361	1,260	$1,410,632	133,448	790
Curian/Ashmore Emerging Market Small Cap Equity Fund	JNL/Lazard Emerging Markets Fund
Class A	Class A	5,224	504	1,410,632	133,448	494
Curian/Baring International Fixed Income Fund	JNL/Franklin Templeton Global Multisector Bond Fund
Class A	Class A	18,461	2,037	2,127,424	182,185	1,580
Curian/CenterSquare International Real Estate Securities Fund	JNL/Invesco Global Real Estate Fund
Class A	Class A	20,483	2,157	2,205,866	194,089	1,802
Curian/Schroder Emerging Europe Fund	JNL/Lazard Emerging Markets Fund
Class A	Class A	15,299	1,941	1,410,632	133,448	1,448
JNL/Mellon Capital Global Alpha Fund	JNL/AQR Managed Futures Strategy Fund
Class A	Class A	47,158	4,868	626,525	55,856	4,204
Class B	Class B	144	15	128	11	13
September 28, 2015 Acquisitions
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	JNL/Mellon Capital S&P 400 MidCap Index Fund
Class A	Class A	92,685	10,408	1,965,051	107,436	5,070
Class B	Class B	150	17	1,381	74	8
JNL/Franklin Templeton Natural Resources Fund	JNL/BlackRock Natural Resources Fund
Class A	Class A	$26,250	10,453	$710,675	93,695	3,461

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

Immediately prior to the reorganization, the cost, market value and unrealized depreciation of investments (in thousands) for the acquired funds were as follows:

Acquired Fund	Cost of Investments	Value of Investments	Net Unrealized Depreciation
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	$93,262	$91,519	$(1,743)
JNL/Franklin Templeton Natural Resources Fund	37,751	25,038	(12,713)

Assuming the acquisitions had been completed on January 1, 2015, the acquiring Funds’ pro forma results of operations (in thousands) for the year ended December 31, 2015, would have been:

Acquiring Fund	Net Investment Income (Loss)	Net Realized Gain (Loss)	Net Change In Unrealized Depreciation	Net Increase (Decrease) in Net Assets from Operations
JNL/Lazard Emerging Markets Fund	$19,357	$(106,933)	$(138,590)	$(226,166)
JNL/Franklin Templeton Global Multisector Bond Fund	76,325	(3,475)	(165,084)	(92,234)
JNL/Invesco Global Real Estate Fund	44,884	128,504	(199,821)	(26,433)
JNL/AQR Managed Futures Strategy Fund	(8,275)	46,700	(26,728)	11,697
JNL/Mellon Capital S&P 400 MidCap Index Fund	22,469	144,047	(233,906)	(67,390)
JNL/BlackRock Natural Resources Fund	6,309	(68,599)	(151,649)	(213,939)

Because the combined investment portfolios have been managed as a single integrated portfolio since each acquisition was completed, it is not practicable to separate the amounts of net investment income (loss) and net realized and unrealized gain (loss) of the acquired Fund that has been included in the respective acquiring Fund’s Statement of Operations since April 27, 2015 or September 28, 2015, as applicable, for the respective acquisition.

NOTE 11. INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes. The Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. If consent dividends are authorized, these amounts will become taxable to the shareholders as if they were paid in cash. Each Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company (“PFIC”) or REIT securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization, consents and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
JNL/AB Dynamic Asset Allocation Fund	$91	$181	$(272)
JNL/AQR Managed Futures Strategy Fund	10,196	(28,897)	18,701
JNL/BlackRock Global Allocation Fund	740	(740)	–
JNL/BlackRock Large Cap Select Growth Fund	3,675	–	(3,675)
JNL/BlackRock Natural Resources Fund	1,702	66,399	(68,101)
JNL/Boston Partners Global Long Short Equity Fund	(2,293)	2,293	–
JNL/Brookfield Global Infrastructure and MLP Fund	9,671	(9,654)	(17)
JNL/Capital Guardian Global Balanced Fund	(6,048)	6,048	–
JNL/Capital Guardian Global Diversified Research Fund	(125)	125	–
JNL/Causeway International Value Select Fund	(2,420)	2,420	–
JNL/DFA U.S. Core Equity Fund	52	(52)	–

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
JNL/DoubleLine Shiller Enhanced CAPE Fund	$(55)	$122	$(67)
JNL/Eastspring Investments Asia ex-Japan Fund	126	(126)	–
JNL/Eastspring Investments China-India Fund	498	(498)	–
JNL/Franklin Templeton Global Growth Fund	(217)	217	–
JNL/Franklin Templeton Global Multisector Bond Fund	1,473	(3,253)	1,780
JNL/Franklin Templeton Income Fund	(3,815)	3,815	–
JNL/Franklin Templeton International Small Cap Growth Fund	142	(142)	–
JNL/Franklin Templeton Mutual Shares Fund	12,384	(12,384)	–
JNL/Goldman Sachs Core Plus Bond Fund	10,613	(10,613)	–
JNL/Goldman Sachs Emerging Markets Debt Fund	(24,464)	54,220	(29,756)
JNL/Goldman Sachs Mid Cap Value Fund	(2,278)	156	2,122
JNL/Harris Oakmark Global Equity Fund	77	(48)	(29)
JNL/Invesco Global Real Estate Fund	18,055	(18,467)	412
JNL/Invesco International Growth Fund	2,004	(2,004)	–
JNL/Invesco Large Cap Growth Fund	583	13	(596)
JNL/Invesco Mid Cap Value Fund	242	(242)	–
JNL/Invesco Small Cap Growth Fund	3,629	5	(3,634)
JNL/Ivy Asset Strategy Fund	(46)	2,047	(2,001)
JNL/JPMorgan MidCap Growth Fund	4,945	(1,262)	(3,683)
JNL/JPMorgan U.S. Government & Quality Bond Fund	2,425	(2,382)	(43)
JNL/Lazard Emerging Markets Fund	1,795	(10,639)	8,844
JNL/Mellon Capital Emerging Markets Index Fund	(583)	583	–
JNL/Mellon Capital European 30 Fund	(72)	72	–
JNL/Mellon Capital Pacific Rim 30 Fund	(47)	47	–
JNL/Mellon Capital S&P 500 Index Fund	(1,012)	28	984
JNL/Mellon Capital S&P 400 MidCap Index Fund	(3,460)	(1,668)	5,128
JNL/Mellon Capital Small Cap Index Fund	(2,082)	(186)	2,268
JNL/Mellon Capital International Index Fund	(3,754)	3,754	–
JNL/Mellon Capital Bond Index Fund	1,835	(1,835)	–
JNL/Morgan Stanley Mid Cap Growth Fund	1,545	(8)	(1,537)
JNL Multi-Manager Alternative Fund	1,610	(1,333)	(277)
JNL Multi-Manager Small Cap Growth Fund	7,521	(635)	(6,886)
JNL Multi-Manager Small Cap Value Fund	899	(899)	–
JNL/Neuberger Berman Strategic Income Fund	(2,258)	2,258	–
JNL/Oppenheimer Emerging Markets Innovator Fund	(63)	194	(131)
JNL/Oppenheimer Global Growth Fund	(55)	49	6
JNL/PIMCO Real Return Fund	(24,317)	24,317	–
JNL/PIMCO Total Return Bond Fund	20,185	(20,185)	–
JNL/PPM America Floating Rate Income Fund	(514)	514	–
JNL/PPM America High Yield Bond Fund	(2,089)	(179)	2,268
JNL/PPM America Value Equity Fund	(6)	6	–
JNL/Red Rocks Listed Private Equity Fund	40,812	(40,812)	–
JNL/S&P International 5 Fund	49	(49)	–
JNL/Scout Unconstrained Bond Fund	5,942	(5,942)	–
JNL/T. Rowe Price Established Growth Fund	8,968	84	(9,052)
JNL/T. Rowe Price Mid-Cap Growth Fund	7,741	(8,389)	648
JNL/T. Rowe Price Short-Term Bond Fund	4,822	(4,822)	–
JNL/T. Rowe Price Value Fund	32,402	29,331	(61,733)
JNL/Westchester Capital Event Driven Fund	1,261	(1,197)	(64)
JNL/WMC Balanced Fund	2,858	(2,858)	–
JNL/WMC Value Fund	(109)	109	–

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

At December 31, 2015, the following Funds had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

	Expiring Capital Loss Carryforwards		No Expiration
	Year(s) of Expiration	Amount	Short Term	Long Term	Total
JNL/AB Dynamic Asset Allocation Fund	–	$–	$33	$226	$259
JNL/AQR Managed Futures Strategy Fund	–	–	30,529	11,227	41,756
JNL/BlackRock Natural Resources Fund	2017-2017	13,799	4,505	20,588	38,892
JNL/Brookfield Global Infrastructure and MLP Fund	–	–	77,999	–	77,999
JNL/Causeway International Value Select Fund	2016-2018	179,781	30,487	4,295	214,563
JNL/Eastspring Investments Asia Ex-Japan Fund	–	–	–	2,829	2,829
JNL/Franklin Templeton Income Fund	2018-2018	681	31,032	99,796	131,509
JNL/Goldman Sachs Core Plus Bond Fund	–	–	7,841	–	7,841
JNL/Goldman Sachs Emerging Markets Debt Fund	–	–	27,187	9,482	36,669
JNL/Harris Oakmark Global Equity Fund	–	–	87	–	87
JNL/JPMorgan U.S. Government & Quality Bond Fund	2017-2017	775	1,167	3,321	5,263
JNL/Lazard Emerging Markets Fund	–	–	9,496	95,377	104,873
JNL/Mellon Capital Emerging Markets Index Fund	–	–	9,364	41,567	50,931
JNL/Mellon Capital European 30 Fund	–	–	14,912	1,350	16,262
JNL/Mellon Capital International Index Fund	2017-2018	6,331	–	–	6,331
JNL/Morgan Stanley Mid Cap Growth Fund	–	–	391	4,034	4,425
JNL/Oppenheimer Emerging Markets Innovator Fund	–	–	7,347	–	7,347
JNL/PIMCO Real Return Fund	–	–	125,218	14,839	140,057
JNL/PPM America Floating Rate Income Fund	–	–	1,221	11,873	13,094
JNL/PPM America High Yield Bond Fund	–	–	23,298	43,836	67,134
JNL/PPM America Value Equity Fund	2016-2017	46,535	–	–	46,535
JNL/S&P International 5 Fund	–	–	547	1,169	1,716
JNL/S&P Intrinsic Value Fund	–	–	87,634	–	87,634
JNL/S&P Mid 3 Fund	–	–	4,000	1,456	5,456
JNL/S&P Total Yield Fund	–	–	76,595	14,450	91,045
JNL/Scout Unconstrained Bond Fund	–	–	–	13,239	13,239
JNL/T. Rowe Price Short-Term Bond Fund	2017-2018	21,370	10,100	10,469	41,939

At December 31, 2015, the following Funds had capital, currency and PFIC mark-to-market losses (in thousands) realized after October 31, 2015 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2016:

Amount
JNL/Franklin Templeton Global Multisector Bond Fund	$24,021
JNL/Goldman Sachs Mid Cap Value Fund	14,727
JNL/Invesco Global Real Estate Fund	13,208
JNL/Lazard Emerging Markets Fund	5,936
JNL/Mellon Capital S&P 400 MidCap Index Fund	236
JNL/Mellon Capital Small Cap Index Fund	462
JNL/Mellon Capital International Index Fund	9,048
JNL/Mellon Capital Bond Index Fund	843
JNL/PIMCO Total Return Bond Fund	2,357
JNL/PPM America High Yield Bond Fund	29,811
JNL/WMC Value Fund	67

As of December 31, 2015, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
JNL/AB Dynamic Asset Allocation Fund	$39,464	$85	$(804)	$(719)
JNL/AQR Managed Futures Strategy Fund	630,380	12	(282)	(270)
JNL/BlackRock Global Allocation Fund	3,905,339	179,126	(300,180)	(121,054)
JNL/BlackRock Large Cap Select Growth Fund	1,563,788	234,581	(40,218)	194,363
JNL/BlackRock Natural Resources Fund	907,212	51,933	(235,069)	(183,136)
JNL/Boston Partners Global Long Short Equity Fund	607,527	26,959	(36,810)	(9,851)
JNL/Brookfield Global Infrastructure and MLP Fund	1,003,672	33,151	(133,620)	(100,469)
JNL/Capital Guardian Global Balanced Fund	473,834	33,165	(36,799)	(3,634)
JNL/Capital Guardian Global Diversified Research Fund	432,227	63,425	(39,357)	24,068
JNL/Causeway International Value Select Fund	828,855	28,108	(45,908)	(17,800)
JNL/DFA U.S. Core Equity Fund	667,845	148,749	(64,561)	84,188
JNL/DoubleLine Shiller Enhanced CAPE Fund	160,100	94	(1,063)	(969)
JNL/Eastspring Investments Asia ex-Japan Fund	141,222	3,690	(32,836)	(29,146)
JNL/Eastspring Investments China-India Fund	394,376	28,385	(49,827)	(21,442)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
JNL/Franklin Templeton Global Growth Fund	$1,101,257	$146,218	$(185,183)	$(38,965)
JNL/Franklin Templeton Global Multisector Bond Fund	2,007,153	10,936	(219,751)	(208,815)
JNL/Franklin Templeton Income Fund	2,487,116	214,979	(289,295)	(74,316)
JNL/Franklin Templeton International Small Cap Growth Fund	599,483	64,401	(66,215)	(1,814)
JNL/Franklin Templeton Mutual Shares Fund	1,072,618	200,117	(141,659)	58,458
JNL/Goldman Sachs Core Plus Bond Fund	1,308,155	14,065	(22,472)	(8,407)
JNL/Goldman Sachs Emerging Markets Debt Fund	528,213	1,699	(105,869)	(104,170)
JNL/Goldman Sachs Mid Cap Value Fund	1,202,314	70,571	(116,848)	(46,277)
JNL/Goldman Sachs U.S. Equity Flex Fund	574,851	40,753	(53,683)	(12,930)
JNL/Harris Oakmark Global Equity Fund	99,989	3,991	(9,818)	(5,827)
JNL/Invesco Global Real Estate Fund	1,918,493	126,851	(108,675)	18,176
JNL/Invesco International Growth Fund	1,361,963	126,053	(113,543)	12,510
JNL/Invesco Large Cap Growth Fund	946,442	158,685	(35,015)	123,670
JNL/Invesco Mid Cap Value Fund	578,647	43,072	(65,583)	(22,511)
JNL/Invesco Small Cap Growth Fund	1,314,821	190,835	(110,921)	79,914
JNL/Ivy Asset Strategy Fund	2,378,830	154,913	(180,950)	(26,037)
JNL/JPMorgan MidCap Growth Fund	1,731,266	195,249	(93,925)	101,324
JNL/JPMorgan U.S. Government & Quality Bond Fund	1,393,740	52,166	(19,015)	33,151
JNL/Lazard Emerging Markets Fund	1,086,338	86,454	(330,044)	(243,590)
JNL/Mellon Capital Emerging Markets Index Fund	906,781	40,355	(221,411)	(181,056)
JNL/Mellon Capital European 30 Fund	510,654	26,928	(72,431)	(45,503)
JNL/Mellon Capital Pacific Rim 30 Fund	291,957	15,597	(25,218)	(9,621)
JNL/Mellon Capital S&P 500 Index Fund	4,439,765	1,283,037	(221,778)	1,061,259
JNL/Mellon Capital S&P 400 MidCap Index Fund	2,018,441	410,460	(200,677)	209,783
JNL/Mellon Capital Small Cap Index Fund	1,750,753	248,266	(126,570)	121,696
JNL/Mellon Capital International Index Fund	2,327,094	406,181	(343,533)	62,648
JNL/Mellon Capital Bond Index Fund	1,117,291	15,374	(12,982)	2,392
JNL/Mellon Capital Utilities Sector Fund	46,411	1,854	(3,761)	(1,907)
JNL/Morgan Stanley Mid Cap Growth Fund	271,660	28,893	(28,637)	256
JNL Multi-Manager Alternative Fund	713,320	12,440	(43,174)	(30,734)
JNL Multi-Manager Small Cap Growth Fund	1,434,896	83,928	(87,634)	(3,706)
JNL Multi-Manager Small Cap Value Fund	1,111,980	53,865	(55,563)	(1,698)
JNL/Neuberger Berman Strategic Income Fund	1,105,257	5,732	(44,128)	(38,396)
JNL/Oppenheimer Emerging Markets Innovator Fund	150,714	7,791	(14,113)	(6,322)
JNL/Oppenheimer Global Growth Fund	1,412,347	283,123	(106,701)	176,422
JNL/PIMCO Real Return Fund	2,565,207	5,323	(294,124)	(288,801)
JNL/PIMCO Total Return Bond Fund	5,818,808	67,700	(188,369)	(120,669)
JNL/PPM America Floating Rate Income Fund	1,624,991	891	(113,392)	(112,501)
JNL/PPM America High Yield Bond Fund	2,879,662	51,085	(413,089)	(362,004)
JNL/PPM America Mid Cap Value Fund	370,056	36,791	(59,124)	(22,333)
JNL/PPM America Small Cap Value Fund	444,128	24,964	(63,284)	(38,320)
JNL/PPM America Value Equity Fund	165,269	17,243	(20,564)	(3,321)
JNL/Red Rocks Listed Private Equity Fund	622,669	56,432	(36,990)	19,442
JNL/S&P Competitive Advantage Fund	3,034,378	148,957	(237,474)	(88,517)
JNL/S&P Dividend Income & Growth Fund	4,177,493	162,731	(150,461)	12,270
JNL/S&P International 5 Fund	139,241	5,211	(20,212)	(15,001)
JNL/S&P Intrinsic Value Fund	2,981,467	53,554	(255,299)	(201,745)
JNL/S&P Mid 3 Fund	503,389	10,459	(64,738)	(54,279)
JNL/S&P Total Yield Fund	2,347,617	95,104	(169,184)	(74,080)
JNL/Scout Unconstrained Bond Fund	1,039,762	1,233	(23,707)	(22,474)
JNL/T. Rowe Price Established Growth Fund	5,519,174	1,698,136	(173,305)	1,524,831
JNL/T. Rowe Price Mid-Cap Growth Fund	3,127,142	872,573	(130,425)	742,148
JNL/T. Rowe Price Short-Term Bond Fund	1,875,218	3,106	(15,265)	(12,159)
JNL/T. Rowe Price Value Fund	3,753,393	403,306	(177,587)	225,719
JNL/Westchester Capital Event Driven Fund	156,925	3,412	(12,526)	(9,114)
JNL/WMC Balanced Fund	4,718,661	525,961	(181,810)	344,151
JNL/WMC Money Market Fund	1,323,926	3	(3)	–
JNL/WMC Value Fund	1,363,284	403,888	(91,652)	312,236

As of December 31, 2015, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*	Undistributed Net Long- Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
JNL/AB Dynamic Asset Allocation Fund	$–	$–	$(838)	$(259)
JNL/AQR Managed Futures Strategy Fund	30,345	–	(13,585)	(41,756)
JNL/BlackRock Global Allocation Fund	27,082	87,357	(131,420)	–
JNL/BlackRock Large Cap Select Growth Fund	–	55,422	194,334	–
JNL/BlackRock Natural Resources Fund	6,603	–	(183,196)	(38,892)
JNL/Boston Partners Global Long Short Equity Fund	25,310	–	(1,774)	–

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

	Undistributed Net Ordinary Income*	Undistributed Net Long- Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
JNL/Brookfield Global Infrastructure and MLP Fund	$25,088	$–	$(100,524)	$(77,999)
JNL/Capital Guardian Global Balanced Fund	1,323	29,165	(3,963)	–
JNL/Capital Guardian Global Diversified Research Fund	10,686	56,923	24,039	–
JNL/Causeway International Value Select Fund	9,032	–	(17,895)	(214,563)
JNL/DFA U.S. Core Equity Fund	8,806	20,415	84,178	–
JNL/DoubleLine Shiller Enhanced CAPE Fund	12,082	–	(969)	–
JNL/Eastspring Investments Asia ex-Japan Fund	1,710	–	(29,425)	(2,829)
JNL/Eastspring Investments China-India Fund	4,136	12,405	(22,793)	–
JNL/Franklin Templeton Global Growth Fund	19,129	55,218	(39,121)	–
JNL/Franklin Templeton Global Multisector Bond Fund	9,988	–	(265,123)	–
JNL/Franklin Templeton Income Fund	107,823	–	(74,671)	(131,509)
JNL/Franklin Templeton International Small Cap Growth Fund	7,682	10,743	(1,848)	–
JNL/Franklin Templeton Mutual Shares Fund	29,500	71,112	58,426	–
JNL/Goldman Sachs Core Plus Bond Fund	29,297	–	(9,544)	(7,841)
JNL/Goldman Sachs Emerging Markets Debt Fund	–	–	(113,588)	(36,669)
JNL/Goldman Sachs Mid Cap Value Fund	–	–	(61,035)	–
JNL/Goldman Sachs U.S. Equity Flex Fund	16,284	21,345	(15,602)	–
JNL/Harris Oakmark Global Equity Fund	585	–	(5,829)	(87)
JNL/Invesco Global Real Estate Fund	37,181	54,563	4,882	–
JNL/Invesco International Growth Fund	21,352	26,222	12,329	–
JNL/Invesco Large Cap Growth Fund	–	107,667	123,630	–
JNL/Invesco Mid Cap Value Fund	2,406	15,954	(22,528)	–
JNL/Invesco Small Cap Growth Fund	–	37,537	79,901	–
JNL/Ivy Asset Strategy Fund	22,156	36,596	(57,837)	–
JNL/JPMorgan MidCap Growth Fund	–	129,490	101,300	–
JNL/JPMorgan U.S. Government & Quality Bond Fund	29,991	–	33,102	(5,263)
JNL/Lazard Emerging Markets Fund	19,165	–	(250,668)	(104,873)
JNL/Mellon Capital Emerging Markets Index Fund	16,012	–	(181,469)	(50,931)
JNL/Mellon Capital European 30 Fund	11,811	–	(45,536)	(16,262)
JNL/Mellon Capital Pacific Rim 30 Fund	9,133	3,656	(9,623)	–
JNL/Mellon Capital S&P 500 Index Fund	6,285	8,435	1,061,165	–
JNL/Mellon Capital S&P 400 MidCap Index Fund	3,690	10,957	209,506	–
JNL/Mellon Capital Small Cap Index Fund	6,930	2,238	121,174	–
JNL/Mellon Capital International Index Fund	5,594	–	53,844	(6,331)
JNL/Mellon Capital Bond Index Fund	9,302	–	1,503	–
JNL/Mellon Capital Utilities Sector Fund	1,685	820	(1,907)	–
JNL/Morgan Stanley Mid Cap Growth Fund	–	–	255	(4,425)
JNL Multi-Manager Alternative Fund	5,683	1,748	(32,925)	–
JNL Multi-Manager Small Cap Growth Fund	–	169,117	(3,726)	–
JNL Multi-Manager Small Cap Value Fund	6,945	84,799	(1,719)	–
JNL/Neuberger Berman Strategic Income Fund	22,486	–	(35,222)	–
JNL/Oppenheimer Emerging Markets Innovator Fund	–	–	(6,394)	(7,347)
JNL/Oppenheimer Global Growth Fund	14,452	51,446	176,202	–
JNL/PIMCO Real Return Fund	94,810	–	(300,825)	(140,057)
JNL/PIMCO Total Return Bond Fund	16,638	2,276	(184,569)	–
JNL/PPM America Floating Rate Income Fund	55,800	–	(112,525)	(13,094)
JNL/PPM America High Yield Bond Fund	2,807	–	(391,874)	(67,134)
JNL/PPM America Mid Cap Value Fund	5,434	35,532	(22,340)	–
JNL/PPM America Small Cap Value Fund	2,800	2,213	(38,324)	–
JNL/PPM America Value Equity Fund	3,238	–	(3,329)	(46,535)
JNL/Red Rocks Listed Private Equity Fund	27,559	53,242	19,308	–
JNL/S&P Competitive Advantage Fund	223,547	90,259	(88,552)	–
JNL/S&P Dividend Income & Growth Fund	137,318	180,858	12,207	–
JNL/S&P International 5 Fund	4,294	–	(15,178)	(1,716)
JNL/S&P Intrinsic Value Fund	68,215	–	(201,779)	(87,634)
JNL/S&P Mid 3 Fund	3,827	–	(54,280)	(5,456)
JNL/S&P Total Yield Fund	41,600	–	(76,494)	(91,045)
JNL/Scout Unconstrained Bond Fund	9,145	–	(21,886)	(13,239)
JNL/T. Rowe Price Established Growth Fund	–	33,939	1,524,713	–
JNL/T. Rowe Price Mid-Cap Growth Fund	–	23,846	742,075	–
JNL/T. Rowe Price Short-Term Bond Fund	20,373	–	(12,241)	(41,939)
JNL/T. Rowe Price Value Fund	76,486	293,837	225,643	–
JNL/Westchester Capital Event Driven Fund	2,040	2	(8,738)	–
JNL/WMC Balanced Fund	88,108	153,718	343,991	–
JNL/WMC Money Market Fund	33	–	(52)	–
JNL/WMC Value Fund	17,397	10,612	312,087	–

* Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals; accelerated recognition of unrealized gain/loss on futures, options, and forward contracts; and accelerated recognition of unrealized gain on PFICs. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2015 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**
JNL/AB Dynamic Asset Allocation Fund	$345	$53
JNL/AQR Managed Futures Strategy Fund	51,503	–
JNL/BlackRock Global Allocation Fund	114,206	159,403
JNL/BlackRock Large Cap Select Growth Fund	29,106	64,905
JNL/BlackRock Natural Resources Fund	3,915	–
JNL/Brookfield Global Infrastructure and MLP Fund	17,523	34,970
JNL/Capital Guardian Global Balanced Fund	3,549	26,940
JNL/Capital Guardian Global Diversified Research Fund	3,945	–
JNL/Causeway International Value Select Fund	27,770	–
JNL/DFA U.S. Core Equity Fund	6,836	25,121
JNL/Eastspring Investments Asia ex-Japan Fund	4,016	1,700
JNL/Eastspring Investments China-India Fund	4,131	–
JNL/Franklin Templeton Global Growth Fund	25,760	28,418
JNL/Franklin Templeton Global Multisector Bond Fund	163,874	1,363
JNL/Franklin Templeton Income Fund	102,722	–
JNL/Franklin Templeton International Small Cap Growth Fund	4,846	33,335
JNL/Franklin Templeton Mutual Shares Fund	40,416	52,408
JNL/Goldman Sachs Core Plus Bond Fund	23,051	–
JNL/Goldman Sachs Mid Cap Value Fund	50,350	59,030
JNL/Goldman Sachs U.S. Equity Flex Fund	14,860	18,761
JNL/Invesco Global Real Estate Fund	54,793	115,560
JNL/Invesco International Growth Fund	24,106	–
JNL/Invesco Large Cap Growth Fund	–	114,034
JNL/Invesco Mid Cap Value Fund	13,846	4,127
JNL/Invesco Small Cap Growth Fund	17,660	59,996
JNL/Ivy Asset Strategy Fund	18,510	137,554
JNL/JPMorgan MidCap Growth Fund	21,864	158,686
JNL/JPMorgan U.S. Government & Quality Bond Fund	30,827	–
JNL/Lazard Emerging Markets Fund	33,167	7,272
JNL/Mellon Capital Emerging Markets Index Fund	14,123	–
JNL/Mellon Capital European 30 Fund	15,396	2,402
JNL/Mellon Capital Pacific Rim 30 Fund	8,006	4,507
JNL/Mellon Capital S&P 500 Index Fund	74,994	70,766
JNL/Mellon Capital S&P 400 MidCap Index Fund	21,241	149,002
JNL/Mellon Capital Small Cap Index Fund	11,099	195,081
JNL/Mellon Capital International Index Fund	53,154	–
JNL/Mellon Capital Bond Index Fund	21,264	2,437
JNL/Mellon Capital Utilities Sector Fund	717	109
JNL/Morgan Stanley Mid Cap Growth Fund	–	9,930
JNL Multi-Manager Small Cap Growth Fund	10,033	176,613
JNL Multi-Manager Small Cap Value Fund	3,643	65,728
JNL/Neuberger Berman Strategic Income Fund	22,508	–
JNL/Oppenheimer Global Growth Fund	12,819	38,677
JNL/PIMCO Real Return Fund	61,929	–
JNL/PIMCO Total Return Bond Fund	187,200	25,878
JNL/PPM America Floating Rate Income Fund	58,728	–
JNL/PPM America High Yield Bond Fund	159,001	4,065
JNL/PPM America Mid Cap Value Fund	4,509	43,426
JNL/PPM America Small Cap Value Fund	5,430	21,556
JNL/Red Rocks Listed Private Equity Fund	39,538	34,361
JNL/S&P Competitive Advantage Fund	105,693	175,421
JNL/S&P Dividend Income & Growth Fund	152,065	176,974
JNL/S&P International 5 Fund	1,096	–
JNL/S&P Intrinsic Value Fund	190,107	160,696
JNL/S&P Mid 3 Fund	7,563	2
JNL/S&P Total Yield Fund	173,099	110,340
JNL/T. Rowe Price Established Growth Fund	4,375	433,165
JNL/T. Rowe Price Mid-Cap Growth Fund	6,021	304,951
JNL/T. Rowe Price Short-Term Bond Fund	16,885	–
JNL/T. Rowe Price Value Fund	50,384	291,962
JNL/WMC Balanced Fund	88,595	163,214
JNL/WMC Money Market Fund	18	–
JNL/WMC Value Fund	32,862	172,502
* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2015.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2014 was as follows:

	Net Ordinary Income*	Long- term Capital Gain
JNL/AB Dynamic Asset Allocation Fund	$280	$35
JNL/AQR Managed Futures Strategy Fund	32,786	9,254
JNL/BlackRock Global Allocation Fund	51,178	44,677
JNL/BlackRock Large Cap Select Growth Fund	28,199	56,446
JNL/Brookfield Global Infrastructure and MLP Fund	23,198	20,689
JNL/Capital Guardian Global Balanced Fund	4,336	–
JNL/Capital Guardian Global Diversified Research Fund	3,260	–
JNL/Causeway International Value Select Fund	13,323	–
JNL/DFA U.S. Core Equity Fund	4,967	5,948
JNL/Eastspring Investments Asia ex-Japan Fund	1,412	–
JNL/Eastspring Investments China-India Fund	3,111	–
JNL/Franklin Templeton Global Growth Fund	9,766	8,242
JNL/Franklin Templeton Global Multisector Bond Fund	74,028	684
JNL/Franklin Templeton Income Fund	84,363	–
JNL/Franklin Templeton International Small Cap Growth Fund	5,780	19,740
JNL/Franklin Templeton Mutual Shares Fund	9,166	23,991
JNL/Goldman Sachs Core Plus Bond Fund	19,548	–
JNL/Goldman Sachs Emerging Markets Debt Fund	15,463	10,926
JNL/Goldman Sachs Mid Cap Value Fund	80,514	107,783
JNL/Goldman Sachs U.S. Equity Flex Fund	14,411	11,460
JNL/Invesco Global Real Estate Fund	22,877	59,284
JNL/Invesco International Growth Fund	15,865	–
JNL/Invesco Large Cap Growth Fund	63,524	132,273
JNL/Invesco Mid Cap Value Fund	1,187	11,911
JNL/Invesco Small Cap Growth Fund	6,004	26,470
JNL/Ivy Asset Strategy Fund	34,108	152,583
JNL/JPMorgan MidCap Growth Fund	37,094	64,899
JNL/JPMorgan U.S. Government & Quality Bond Fund	38,046	–
JNL/Lazard Emerging Markets Fund	26,675	30,203
JNL/Mellon Capital Emerging Markets Index Fund	8,812	–
JNL/Mellon Capital European 30 Fund	3,049	–
JNL/Mellon Capital Pacific Rim 30 Fund	5,096	2,903
JNL/Mellon Capital S&P 500 Index Fund	46,883	4,685
JNL/Mellon Capital S&P 400 MidCap Index Fund	25,736	93,926
JNL/Mellon Capital Small Cap Index Fund	18,927	–
JNL/Mellon Capital International Index Fund	72,225	–
JNL/Mellon Capital Bond Index Fund	27,166	8,498
JNL/Mellon Capital Utilities Sector Fund	1	–
JNL/Morgan Stanley Mid Cap Growth Fund	1,592	484
JNL Multi-Manager Small Cap Growth Fund	–	118,878
JNL Multi-Manager Small Cap Value Fund	13,939	86,265
JNL/Neuberger Berman Strategic Income Fund	5,695	1,587
JNL/Oppenheimer Global Growth Fund	7,164	22,634
JNL/PIMCO Real Return Fund	14,309	–
JNL/PIMCO Total Return Bond Fund	156,728	17,134
JNL/PPM America Floating Rate Income Fund	40,127	1,700
JNL/PPM America High Yield Bond Fund	178,927	25,555
JNL/PPM America Mid Cap Value Fund	3,879	18,243
JNL/PPM America Small Cap Value Fund	4,234	29,379
JNL/PPM America Value Equity Fund	9,674	–
JNL/Red Rocks Listed Private Equity Fund	60,990	34,561
JNL/S&P Competitive Advantage Fund	184,987	55,512
JNL/S&P Dividend Income & Growth Fund	130,301	110,038
JNL/S&P Intrinsic Value Fund	170,751	87,669
JNL/S&P Total Yield Fund	165,172	81,666
JNL/T. Rowe Price Established Growth Fund	26,839	390,202
JNL/T. Rowe Price Mid-Cap Growth Fund	10,633	237,500
JNL/T. Rowe Price Short-Term Bond Fund	20,191	–
JNL/T. Rowe Price Value Fund	59,199	139,386
JNL/WMC Balanced Fund	65,718	107,532
JNL/WMC Money Market Fund	21	–
JNL/WMC Value Fund	26,940	72,443

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2015

management evaluate the tax positions taken in returns for 2012, 2013, 2014 and 2015, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2015.

NOTE 12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

Effective January 1, 2016, the sub-adviser for the JNL/Neuberger Strategic Income Fund changed its name from Neuberger Berman Fixed Income LLC to Neuberger Berman Investment Advisers LLC.

The following Fund name changes will be effective April 25, 2016:

Existing Fund Name	Effective April 25, 2016 Fund Name:
JNL/Eastspring Investments China-India Fund	JNL/Invesco China-India Fund
JNL/Ivy Asset Strategy Fund	JNL/FPA + DoubleLine Flexible Allocation Fund*

* This Fund name change is contingent upon approval by the JNL/Ivy Asset Strategy Fund’s shareholders at a meeting taking place on March 21, 2016.

At a meeting held December 9, 2015, the Board voted to approve the following mergers effective after close of business on April 22, 2016, subject to approval by the acquired Funds’ shareholders.

Acquired Fund	Acquiring Fund
JNL/Eastspring Investments Asia ex-Japan Fund	JNL/Invesco China-India Fund
JNL/Invesco Large Cap Growth Fund	JNL/BlackRock Large Cap Select Growth Fund
JNL/Capital Guardian Global Diversified Research Fund	JNL/Oppenheimer Global Growth Fund
JNL/PPM America Total Return Fund[1,3]	JNL/PPM America Total Return Fund
JNL/Mellon Capital Frontier Markets 100 Index Fund[2]	JNL/Mellon Capital Emerging Markets Index Fund

1   The acquired Fund is a separate series of JNL Investors Series Trust and is advised by JNAM.

2   The acquired Fund is a separate series of Jackson Variable Series Trust and is advised by JNAM.

3   Shareholder approval not required.

Also at the meeting held December 9, 2015, the Board voted to approve the following contractual fee waiver effective April 25, 2016 for JNL/FPA + DoubleLine Flexible Allocation Fund and voluntary fee waivers effective January 1, 2016 for JNL/Invesco Large Cap Growth Fund and April 25, 2016 for JNL/Invesco China-India Fund. None of the waived fees will be available for recapture by JNAM.

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/FPA + DoubleLine Flexible Allocation Fund	0.05% on net assets between $2 - $3 billion

Voluntary Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/Invesco Large Cap Growth Fund	0.03% on net assets over $150 million
JNL/Invesco China-India Fund	0.05% on net assets between $0 - $500 million

No other events were noted that required adjustments to the financial statements or disclosure in the notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Series Trust:

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities of each series within JNL Series Trust (the “Funds”) as listed in Note 1 to the financial statements of the JNL Series Trust Sub-Advised Funds, including the schedules of investments or summary schedules of investments, where applicable, as of December 31, 2015, and the related statements of operations for the year or periods then ended, the statements of cash flows for the year then ended with respect to JNL/Goldman Sachs U.S. Equity Flex Fund and JNL/PIMCO Real Return Fund, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (consolidated, where applicable) and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, the results of their operations, JNL/Goldman Sachs U.S. Equity Flex Fund’s and JNL/PIMCO Real Return Fund’s cash flows, changes in their net assets and the financial highlights for each of the years or periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2016

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2015

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees (Class A shares of certain Funds) and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by each Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Expense Ratios	Expenses Paid During Period†	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Expense Ratios	Expenses Paid During Period††
JNL/AB Dynamic Asset Allocation Fund Class A	$1,000.00	$961.30	1.10%	$5.44	$1,000.00	$1,019.65	1.10%	$5.60
JNL/AQR Managed Futures Strategy Fund
Class A	1,000.00	1,022.90	1.32	6.73	1,000.00	1,018.56	1.32	6.72
Class B	1,000.00	1,023.20	1.12	5.71	1,000.00	1,019.56	1.12	5.70
JNL/BlackRock Global Allocation Fund
Class A	1,000.00	961.40	1.07	5.29	1,000.00	1,019.83	1.07	5.45
Class B	1,000.00	961.80	0.87	4.30	1,000.00	1,020.83	0.87	4.43
JNL/BlackRock Large Cap Select Growth Fund
Class A	1,000.00	1,002.40	0.90	4.54	1,000.00	1,020.68	0.90	4.58
Class B	1,000.00	1,003.40	0.70	3.53	1,000.00	1,021.68	0.70	3.57
JNL/BlackRock Natural Resources Fund
Class A	1,000.00	791.50	0.99	4.47	1,000.00	1,020.19	0.99	5.04
Class B	1,000.00	792.40	0.79	3.57	1,000.00	1,021.20	0.79	4.02
JNL/Boston Partners Global Long Short Equity Fund
Class A	1,000.00	1,012.60	2.15	10.91	1,000.00	1,014.36	2.15	10.92
JNL/Brookfield Global Infrastructure and MLP Fund
Class A	1,000.00	864.70	1.15	5.41	1,000.00	1,019.40	1.15	5.85
Class B	1,000.00	865.50	0.95	4.47	1,000.00	1,020.41	0.95	4.84
JNL/Capital Guardian Global Balanced Fund
Class A	1,000.00	954.30	0.99	4.88	1,000.00	1,020.20	0.99	5.04
Class B	1,000.00	955.00	0.79	3.89	1,000.00	1,021.20	0.79	4.02
JNL/Capital Guardian Global Diversified Research Fund
Class A	1,000.00	956.70	1.06	5.23	1,000.00	1,019.87	1.06	5.40
Class B	1,000.00	957.80	0.86	4.24	1,000.00	1,020.87	0.86	4.38
JNL/Causeway International Value Select Fund
Class A	1,000.00	905.20	1.00	4.80	1,000.00	1,020.19	1.00	5.09
Class B	1,000.00	906.40	0.80	3.84	1,000.00	1,021.19	0.80	4.08
JNL/DFA U.S. Core Equity Fund
Class A	1,000.00	962.10	0.80	3.96	1,000.00	1,021.16	0.80	4.08
Class B	1,000.00	962.20	0.60	2.97	1,000.00	1,022.17	0.60	3.06
JNL/DoubleLine Shiller Enhanced CAPE Fund*
Class A	1,000.00	1,099.00	1.11	3.00	1,000.00	1,019.64	1.11	5.65
JNL/Eastspring Investments Asia ex-Japan Fund
Class A	1,000.00	828.10	1.27	5.85	1,000.00	1,018.79	1.27	6.46
Class B	1,000.00	828.30	1.07	4.93	1,000.00	1,020.00	1.07	5.45
JNL/Eastspring Investments China-India Fund
Class A	1,000.00	876.40	1.28	6.05	1,000.00	1,018.75	1.28	6.51
Class B	1,000.00	877.90	1.08	5.11	1,000.00	1,019.76	1.08	5.50
JNL/Franklin Templeton Global Growth Fund
Class A	1,000.00	921.00	1.00	4.84	1,000.00	1,020.19	1.00	5.09
Class B	1,000.00	922.40	0.80	3.88	1,000.00	1,021.19	0.80	4.08
JNL/Franklin Templeton Global Multisector Bond Fund
Class A	1,000.00	961.90	1.05	5.19	1,000.00	1,019.90	1.05	5.35
Class B	1,000.00	962.30	0.85	4.20	1,000.00	1,020.90	0.85	4.33

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2015

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Expense Ratios	Expenses Paid During Period†	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Expense Ratios	Expenses Paid During Period††
JNL/Franklin Templeton Income Fund
Class A	$1,000.00	$935.10	0.92%	$4.49	$1,000.00	$1,020.55	0.92%	$4.69
Class B	1,000.00	936.70	0.72	3.51	1,000.00	1,021.56	0.72	3.67
JNL/Franklin Templeton International Small Cap Growth Fund
Class A	1,000.00	954.20	1.30	6.40	1,000.00	1,018.66	1.30	6.61
Class B	1,000.00	955.20	1.10	5.42	1,000.00	1,019.66	1.10	5.60
JNL/Franklin Templeton Mutual Shares Fund
Class A	1,000.00	933.50	1.03	5.02	1,000.00	1,020.03	1.03	5.24
Class B	1,000.00	934.50	0.83	4.05	1,000.00	1,021.04	0.83	4.23
JNL/Goldman Sachs Core Plus Bond Fund
Class A	1,000.00	1,007.30	0.86	4.35	1,000.00	1,020.85	0.86	4.38
Class B	1,000.00	1,007.80	0.66	3.34	1,000.00	1,021.86	0.66	3.36
JNL/Goldman Sachs Emerging Markets Debt Fund
Class A	1,000.00	909.70	1.07	5.15	1,000.00	1,019.80	1.07	5.45
Class B	1,000.00	910.50	0.87	4.19	1,000.00	1,020.80	0.87	4.43
JNL/Goldman Sachs Mid Cap Value Fund
Class A	1,000.00	911.20	0.99	4.77	1,000.00	1,020.20	0.99	5.04
Class B	1,000.00	912.10	0.79	3.81	1,000.00	1,021.21	0.79	4.02
JNL/Goldman Sachs U.S. Equity Flex Fund
Class A	1,000.00	962.90	2.16	10.69	1,000.00	1,014.30	2.16	10.97
Class B	1,000.00	964.10	1.96	9.70	1,000.00	1,015.35	1.96	9.96
JNL/Harris Oakmark Global Equity Fund
Class A	1,000.00	921.00	1.21	5.86	1,000.00	1,019.11	1.21	6.16
JNL/Invesco Global Real Estate Fund
Class A	1,000.00	1,019.50	1.05	5.34	1,000.00	1,019.89	1.05	5.35
Class B	1,000.00	1,021.20	0.85	4.33	1,000.00	1,020.90	0.85	4.33
JNL/Invesco International Growth Fund
Class A	1,000.00	947.00	0.98	4.81	1,000.00	1,020.28	0.98	4.99
Class B	1,000.00	948.60	0.78	3.83	1,000.00	1,021.28	0.78	3.97
JNL/Invesco Large Cap Growth Fund
Class A	1,000.00	1,025.20	0.95	4.85	1,000.00	1,020.43	0.95	4.84
Class B	1,000.00	1,026.20	0.75	3.83	1,000.00	1,021.43	0.75	3.82
JNL/Invesco Mid Cap Value Fund
Class A	1,000.00	864.10	0.98	4.60	1,000.00	1,020.28	0.98	4.99
Class B	1,000.00	864.80	0.78	3.67	1,000.00	1,021.28	0.78	3.97
JNL/Invesco Small Cap Growth Fund
Class A	1,000.00	903.70	1.10	5.28	1,000.00	1,019.64	1.10	5.60
Class B	1,000.00	904.50	0.90	4.32	1,000.00	1,020.65	0.90	4.58
JNL/Ivy Asset Strategy Fund
Class A	1,000.00	909.80	1.18	5.68	1,000.00	1,019.23	1.18	6.01
Class B	1,000.00	910.50	0.98	4.72	1,000.00	1,020.24	0.98	4.99
JNL/JPMorgan MidCap Growth Fund
Class A	1,000.00	933.10	0.93	4.53	1,000.00	1,020.54	0.93	4.74
Class B	1,000.00	934.10	0.73	3.56	1,000.00	1,021.54	0.73	3.72
JNL/JPMorgan U.S. Government & Quality Bond Fund
Class A	1,000.00	1,002.30	0.69	3.48	1,000.00	1,021.75	0.69	3.52
Class B	1,000.00	1,003.90	0.49	2.48	1,000.00	1,022.76	0.49	2.50
JNL/Lazard Emerging Markets Fund
Class A	1,000.00	821.40	1.22	5.60	1,000.00	1,019.07	1.22	6.21
Class B	1,000.00	821.40	1.02	4.68	1,000.00	1,020.07	1.02	5.19
JNL/Mellon Capital Emerging Markets Index Fund
Class A	1,000.00	822.40	0.75	3.45	1,000.00	1,021.44	0.75	3.82
Class B	1,000.00	822.80	0.55	2.53	1,000.00	1,022.35	0.55	2.80
JNL/Mellon Capital European 30 Fund
Class A	1,000.00	935.10	0.67	3.27	1,000.00	1,021.83	0.67	3.41
Class B	1,000.00	936.00	0.47	2.29	1,000.00	1,022.83	0.47	2.40
JNL/Mellon Capital Pacific Rim 30 Fund
Class A	1,000.00	934.20	0.68	3.32	1,000.00	1,021.76	0.68	3.47
Class B	1,000.00	935.50	0.48	2.34	1,000.00	1,022.76	0.48	2.45
JNL/Mellon Capital S&P 500 Index Fund
Class A	1,000.00	998.80	0.53	2.67	1,000.00	1,022.52	0.53	2.70
Class B	1,000.00	1,000.00	0.33	1.66	1,000.00	1,023.52	0.33	1.68

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2015

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Expense Ratios	Expenses Paid During Period†	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Expense Ratios	Expenses Paid During Period††
JNL/Mellon Capital S&P 400 MidCap Index Fund
Class A	$1,000.00	$936.20	0.56%	$2.73	$1,000.00	$1,022.39	0.56%	$2.85
Class B	1,000.00	937.90	0.36	1.76	1,000.00	1,023.39	0.36	1.84
JNL/Mellon Capital Small Cap Index Fund
Class A	1,000.00	912.60	0.57	2.75	1,000.00	1,022.35	0.57	2.91
Class B	1,000.00	913.20	0.37	1.78	1,000.00	1,023.36	0.37	1.89
JNL/Mellon Capital International Index Fund
Class A	1,000.00	931.20	0.62	3.02	1,000.00	1,022.06	0.62	3.16
Class B	1,000.00	931.40	0.42	2.04	1,000.00	1,023.06	0.42	2.14
JNL/Mellon Capital Bond Index Fund
Class A	1,000.00	1,003.90	0.57	2.88	1,000.00	1,022.31	0.57	2.91
Class B	1,000.00	1,004.80	0.37	1.87	1,000.00	1,023.32	0.37	1.89
JNL/Mellon Capital Utilities Sector Fund
Class A	1,000.00	1,061.50	0.70	3.64	1,000.00	1,021.66	0.70	3.57
JNL/Morgan Stanley Mid Cap Growth Fund
Class A	1,000.00	935.10	1.09	5.32	1,000.00	1,019.71	1.09	5.55
Class B	1,000.00	936.20	0.89	4.34	1,000.00	1,020.71	0.89	4.53
JNL Multi-Manager Alternative Fund
Class A	1,000.00	975.50	2.07	10.31	1,000.00	1,013.78	2.07	10.51
JNL Multi-Manager Small Cap Growth Fund
Class A	1,000.00	886.60	0.98	4.66	1,000.00	1,020.29	0.98	4.99
Class B	1,000.00	887.60	0.78	3.71	1,000.00	1,021.29	0.78	3.97
JNL Multi-Manager Small Cap Value Fund
Class A	1,000.00	896.20	1.08	5.16	1,000.00	1,019.77	1.08	5.50
Class B	1,000.00	896.80	0.88	4.21	1,000.00	1,020.78	0.88	4.48
JNL/Neuberger Berman Strategic Income Fund
Class A	1,000.00	980.40	0.93	4.64	1,000.00	1,020.49	0.93	4.74
Class B	1,000.00	982.90	0.73	3.65	1,000.00	1,021.51	0.73	3.72
JNL/Oppenheimer Emerging Markets Innovator Fund
Class A	1,000.00	887.10	1.46	6.94	1,000.00	1,017.85	1.46	7.43
JNL/Oppenheimer Global Growth Fund
Class A	1,000.00	940.60	0.97	4.74	1,000.00	1,020.33	0.97	4.94
Class B	1,000.00	941.00	0.77	3.77	1,000.00	1,021.34	0.77	3.92
JNL/PIMCO Real Return Fund
Class A	1,000.00	972.70	0.98	4.87	1,000.00	1,020.29	0.98	4.99
Class B	1,000.00	973.40	0.78	3.88	1,000.00	1,021.31	0.78	3.97
JNL/PIMCO Total Return Bond Fund
Class A	1,000.00	1,002.50	0.79	3.99	1,000.00	1,021.24	0.79	4.02
Class B	1,000.00	1,003.40	0.59	2.98	1,000.00	1,022.23	0.59	3.01
JNL/PPM America Floating Rate Income Fund
Class A	1,000.00	964.60	0.98	4.85	1,000.00	1,020.29	0.98	4.99
JNL/PPM America High Yield Bond Fund
Class A	1,000.00	903.70	0.74	3.55	1,000.00	1,021.50	0.74	3.77
Class B	1,000.00	905.70	0.54	2.59	1,000.00	1,022.50	0.54	2.75
JNL/PPM America Mid Cap Value Fund
Class A	1,000.00	898.00	1.00	4.78	1,000.00	1,020.19	1.00	5.09
Class B	1,000.00	898.40	0.80	3.83	1,000.00	1,021.19	0.80	4.08
JNL/PPM America Small Cap Value Fund
Class A	1,000.00	910.10	0.99	4.77	1,000.00	1,020.19	0.99	5.04
Class B	1,000.00	928.50	0.79	3.84	1,000.00	1,021.20	0.79	4.02
JNL/PPM America Value Equity Fund
Class A	1,000.00	915.80	0.85	4.10	1,000.00	1,020.90	0.85	4.33
Class B	1,000.00	917.30	0.65	3.14	1,000.00	1,021.91	0.65	3.31
JNL/Red Rocks Listed Private Equity Fund
Class A	1,000.00	925.50	1.17	5.68	1,000.00	1,019.33	1.17	5.96
Class B	1,000.00	926.20	0.97	4.71	1,000.00	1,020.34	0.97	4.94
JNL/S&P Competitive Advantage Fund
Class A	1,000.00	978.30	0.66	3.29	1,000.00	1,021.87	0.66	3.36
Class B	1,000.00	979.40	0.46	2.30	1,000.00	1,022.87	0.46	2.35
JNL/S&P Dividend Income & Growth Fund
Class A	1,000.00	1,037.40	0.66	3.39	1,000.00	1,021.87	0.66	3.36
Class B	1,000.00	1,038.30	0.46	2.36	1,000.00	1,022.87	0.46	2.35

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2015

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Expense Ratios	Expenses Paid During Period†	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Annualized Expense Ratios	Expenses Paid During Period††
JNL/S&P International 5 Fund
Class A	$1,000.00	$932.20	0.80%	$3.90	$1,000.00	$1,021.16	0.80%	$4.08
JNL/S&P Intrinsic Value Fund
Class A	1,000.00	872.70	0.66	3.12	1,000.00	1,021.87	0.66	3.36
Class B	1,000.00	873.70	0.46	2.17	1,000.00	1,022.88	0.46	2.35
JNL/S&P Mid 3 Fund
Class A	1,000.00	877.80	0.80	3.79	1,000.00	1,021.16	0.80	4.08
Class B	1,000.00	878.30	0.60	2.84	1,000.00	1,022.16	0.60	3.06
JNL/S&P Total Yield Fund
Class A	1,000.00	938.30	0.67	3.27	1,000.00	1,021.85	0.67	3.41
Class B	1,000.00	939.50	0.47	2.30	1,000.00	1,022.88	0.47	2.40
JNL/Scout Unconstrained Bond Fund
Class A	1,000.00	987.60	1.00	5.01	1,000.00	1,020.19	1.00	5.09
JNL/T. Rowe Price Established Growth Fund
Class A	1,000.00	1,034.40	0.85	4.36	1,000.00	1,020.90	0.85	4.33
Class B	1,000.00	1,035.60	0.65	3.34	1,000.00	1,021.90	0.65	3.31
JNL/T. Rowe Price Mid-Cap Growth Fund
Class A	1,000.00	987.90	1.00	5.01	1,000.00	1,020.19	1.00	5.09
Class B	1,000.00	988.70	0.80	4.01	1,000.00	1,021.19	0.80	4.08
JNL/T. Rowe Price Short-Term Bond Fund
Class A	1,000.00	997.10	0.71	3.57	1,000.00	1,021.65	0.71	3.62
Class B	1,000.00	997.10	0.51	2.57	1,000.00	1,022.66	0.51	2.60
JNL/T. Rowe Price Value Fund
Class A	1,000.00	970.90	0.91	4.52	1,000.00	1,020.64	0.91	4.63
Class B	1,000.00	971.50	0.71	3.53	1,000.00	1,021.65	0.71	3.62
JNL/Westchester Capital Event Driven Fund
Class A	1,000.00	965.40	1.79	8.87	1,000.00	1,016.16	1.79	9.10
JNL/WMC Balanced Fund
Class A	1,000.00	992.10	0.73	3.67	1,000.00	1,021.52	0.73	3.72
Class B	1,000.00	992.90	0.53	2.66	1,000.00	1,022.53	0.53	2.70
JNL/WMC Money Market Fund
Class A	1,000.00	1,000.00	0.27	1.36	1,000.00	1,023.83	0.27	1.38
Class B	1,000.00	1,000.00	0.27	1.36	1,000.00	1,023.83	0.27	1.38
JNL/WMC Value Fund
Class A	1,000.00	959.70	0.78	3.85	1,000.00	1,021.29	0.78	3.97
Class B	1,000.00	960.10	0.58	2.87	1,000.00	1,022.30	0.58	2.96

*

Fund has less than 6-month’s operating history. For Funds with less than 6-month’s operating history, the amounts reported under Expenses Using Hypothetical 5% Return are not comparable to the amounts reported in Expenses Using Actual Fund Return.

†

For Funds with at least 6-month operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period). For Funds with less than 6-month’s operating history, expenses paid during the period are equal to the annualized net expenses ratio, multiplied by the average account value over the period since inception, then multiplied by 94/365 (to reflect the period since the Fund’s inception).

††

Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

TRUSTEES AND OFFICERS OF JNL SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Interested Trustee
Mark D. Nerud (49) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (01/2007 to present) President and Chief Executive Officer (12/2006 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Executive Officer of the Adviser (01/2010 to present); President of the Adviser (01/2007 to present); Managing Board Member of
Curian Capital, LLC (01/2011 to 04/2015) and Curian Clearing LLC (01/2011 to 04/2015); Managing Board Member of the Adviser
(05/2015 to present); President and CEO of other Investment Companies advised by the Adviser (12/2006 to present); President and
Chief Executive Officer of other Investment Companies advised by Curian Capital, LLC (08/2014 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None
Independent Trustees
Michael Bouchard (59) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2003 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Sheriff, Oakland County, Michigan (01/1999 to present)
OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None
Ellen Carnahan (60) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Machrie Enterprises LLC (07/07 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Director, ENOVA International Inc. (05/2015 to present); Audit Committee Member, ENOVA International Inc. (05/2015 to present); Governance Committee Member, ENOVA International Inc. (05/2015 to present); Director, Integrys Energy Group (05/2003 to 06/2015); Governance Committee Member, Integrys Energy Group (05/2003 to 05/2013); Governance Committee Chair, Integrys Energy Group (05/2010 to 05/2013); Finance Committee Member, Integrys Energy Group (05/2003 to 2012); Audit Committee Member, Integrys Energy Group (12/2003 to 06/2015); Environmental Committee Member, Integrys Energy Group (05/2013 to 06/2015)

William J. Crowley, Jr. (70) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (01/2014 to present) Trustee [2] (01/2007 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)
OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Director of Alpha Natural Resources (07/2009 to present)
Michelle Engler (57) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (01/2011 to 12/2013) Trustee [2] (12/2003 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1983 to present)
OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: NONE

TRUSTEES AND OFFICERS OF JNL SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
John Gillespie (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Investor, Business Writer and Advisor (2006 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2013 to present)
OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: NONE
Richard McLellan (73) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/1994 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1968 to present)
OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to 08/2012)
William R. Rybak (64) 1 Corporate Way Lansing, MI 48951	Trustee [2] (01/2007 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Member of the Board of Directors of Christian Brothers Investment Services, Inc. (2010 to present); Chair of Audit Committee of Christian Brothers Investment Services, Inc. (2012 to present); Member of the Board of Trustees of Lewis University (1983 to 2009 and 2012 to present), Chair (2000 to 2009) and Chair Emeritus (2009 to present); Member of the Board of Directors of Howe Barnes Hoefer Arnett (2001 to 03/2011); Member of the Boards of each of the Calamos Mutual Funds (2002 to present); Chair of Governance Committee, each of the Calamos Mutual Funds (2004 to present); Member of the Board of Directors of The PrivateBancorp (2003 to present); Chair of Audit Committee of The PrivateBancorp (05/2013 to present); Chair of Business Risk Committee of The PrivateBancorp (2009 to 05/2013)

Edward Wood (59) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Operating Officer, McDonnell Investment Management, LLC (08/2010 to 04/2015); Managing Director, Morgan Stanley Investment Management (12/2003 to 01/2011)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None
Patricia A. Woodworth (60) 1 Corporate Way Lansing, MI 48951	Trustee [2] (01/2007 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present)
OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: NONE

[1]	Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Asset Management, LLC, the Adviser.
[2]	The interested and Independent Trustees are elected to serve for an indefinite term.
[3]

Beginning January 1, 2011, the Chairperson shall serve as Chairperson for no more than three consecutive years and may not be re-elected as Chairperson until at least one year has elapsed since the end of the Chairperson’s term. Chairperson Crowley’s term will lapse at the end of 2016.

TRUSTEES AND OFFICERS OF JNL SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)
Officers
Karen J. Buiter (50) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President – Financial Reporting of the Adviser (07/2011 to present); Assistant Vice President – Financial Reporting of the Adviser (04/2008 to 06/2011); Assistant Treasurer of other Investment Companies advised by the Adviser (12/2008 to present); Assistant Treasurer of other Investment Companies advised by Curian Capital, LLC (11/2010 to present)

Kelly L. Crosser (43) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (09/2007 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (09/2007 to present); Assistant Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (04/2007 to 12/2013); Manager, Jackson National Life Insurance Company (12/2013 to present)

Steven J. Fredricks (45) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (01/2005 to present) Anti-Money Laundering Officer (12/2015 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (01/2005 to present); Senior Vice President of the Adviser (02/2013 to present); Anti-Money Laundering Officer of other Investment Companies advised by the Adviser (12/2015 to present); Chief Compliance Officer of other Investment Companies advised by Curian Capital, LLC (10/2011 to 05/2012)

William Harding (41) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer of the Adviser (07/2014 to present); Vice President of the Adviser (10/2012 to 06/2014); Vice President of Curian Capital, LLC (02/2013 to present);Vice President of other Investment Companies advised by the Adviser (11/2012 to present); Vice President of other Investment Companies advised by Curian Capital, LLC (05/2014 to present); Head of Manager Research, Morningstar Associates (08/2011 to 10/2012); Director of Research, Morningstar Investment Services (01/2007 to 08/2011)

Daniel W. Koors (45) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President of the Adviser (01/2009 to present) and Chief Operating Officer of the Adviser (04/2011 to present); Chief Financial Officer of the Adviser (01/2007 to 04/2011); Treasurer and Chief Financial Officer of the Trust (12/2006 to 11/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Vice President of the Adviser (01/2007 to 12/2008); Vice President of other Investment Companies advised by the Adviser (12/2006 to present); Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to 11/2011)

Kristen K. Leeman (40) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (08/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (06/2012 to present); Regulatory Analyst of Jackson National Life Insurance Company (2/2014 to present); Senior Paralegal of Jackson National Life Insurance Company (03/2006 to 01/2014)

TRUSTEES AND OFFICERS OF JNL SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)
Officers
Gerard A. M. Oprins (56) 1 Corporate Way Lansing, MI 48951	Vice President (06/2012 to present) Treasurer and Chief Financial Officer (11/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Financial Officer of the Adviser (04/2011 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (03/2012 to present); Business Consultant (2009 to 03/2011)

Michael Piszczek (58) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President – Tax of the Adviser (07/2011 to present); Assistant Vice President – Tax of the Adviser (11/2007 to 06/2011); Vice President of other Investment Companies advised by the Adviser (11/2007 to present); Vice President of other Investment Companies advised by Curian Capital, LLC (11/2010 to present)

Susan S. Rhee (44) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (02/2004 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and General Counsel of the Adviser (01/2010 to present); Chief Legal Officer (07/2004 to 12/2009) and Secretary (11/2000 to present) of the Adviser; Vice President, Counsel (Chief Legal Officer) and Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (02/2004 to present)

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48951 or by visiting www.jackson.com.

TRUSTEES AND OFFICERS OF JNL SERIES TRUST (“TRUST”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are independent Trustees of the Trust, received from the Trust the compensation amounts indicated for the services as such for the 12-month period ended December 31, 2015:

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX[1]
Michael Bouchard	$234,635	$0	$0	$260,500	[3]
Ellen Carnahan	$234,183	$0	$0	$260,000	[4]
William J. Crowley, Jr.[2]	$274,715	$0	$0	$305,000	[5]
Michelle Engler	$225,177	$0	$0	$250,000
John Gillespie	$218,420	$0	$0	$242,500	[6]
Richard McLellan	$227,429	$0	$0	$252,500
William R. Rybak	$241,389	$0	$0	$268,000
Edward Wood	$234,183	$0	$0	$260,000	[7]
Patricia Woodworth	$218,420	$0	$0	$242,500	[8]

[1]

The fees paid to the independent Trustees are paid for combined service on the Boards of the Trust, JNL Investor Series Trust, JNL Variable Fund LLC, and JNL Strategic Income Fund LLC (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Trustees are $2,341,000.

[2]	Mr. Crowley an ex-officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of the Governance Committee or Audit Committee.
[3]	Amount includes $19,350 deferred by Mr. Bouchard.
[4]	Amount includes $130,000 deferred by Ms. Carnahan.
[5]	Amount includes $274,000 deferred by Mr. Crowley.
[6]	Amount includes $121,250 deferred by Mr. Gillespie.
[7]	Amount includes $260,000 deferred by Mr. Wood.
[8]	Amount includes $51,000 deferred by Ms. Woodworth.

JNL SERIES TRUST

(“TRUST”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds and, as required by law, determines whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s Sub-Adviser(s) (“Sub-Advisory Agreement” or “Sub-Advisory Agreements,” as applicable, and, collectively with the Advisory Agreement, the “Agreements”).

At a meeting on December 8-9, 2015, the Board, including all of the independent trustees, who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the addition of three new Funds to the Advisory Agreement, approval of three new Sub-Advisory Agreements and amendments to three Sub-Advisory Agreements.

The Board, including all of the Independent Trustees, also considered information relating to a new Sub-Advisory Agreement between JNAM and Century Capital Management, LLC (“Century”), whereby Century would continue to serve as one of the sub-advisers for the JNL Multi-Manager Small Cap Value Fund, a series of the Trust (the “Multi-Manager Small Cap Value Fund”) (the “New Century Agreement”). The Board previously approved the original Sub-Advisory Agreement with Century (the “Original Century Agreement”) at a Board meeting held on June 2-3, 2015, and, effective September 28, 2015, Century has served as one of the Multi-Manager Small Cap Value Fund’s four sub-advisers. JNAM recommended approving the New Century Agreement in anticipation of a “change of control” at Century and the resulting automatic termination of the Original Century Agreement. JNAM asked the Board to approve the New Century Agreement, which is substantially similar to the Original Century Agreement, to be effective upon the termination of the Original Century Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Agreements. With respect to its approval of the New Century Agreement, the Board also considered information it received earlier in the year and relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Agreements, and the Board approved the New Century Agreement to be effective upon the termination of the Original Century Agreement.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, and with respect to the New Century Agreement, the nature, quality and extent to the services Century has provided under the Original Century Agreement and would provide under the New Century Agreement, (2) the investment performance of each Fund, (3) cost of services of each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and each Sub-Adviser and to consider the terms of the Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and by the proposed Sub-Advisers.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Fund. The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the Funds’ existing Sub-Advisers.

The Board also considered the investment sub-advisory services to be provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

New Funds:

JNL/Crescent High Income Fund and JNL/DoubleLine Emerging Markets Fixed Income Fund. The Board took into account that each Fund had not commenced operations and there was no Fund performance data to review. The Board reviewed the performance of each proposed Sub-Adviser’s investment mandate with similar investment strategies to those of each Fund. The Board concluded that it would be in the best interests of each Fund and its potential shareholders to approve the Agreements.

JNL/PPM America Total Return Fund. The Board considered that PPM America, Inc., the proposed Sub-Adviser to the Fund, has sub-advised the JNL/PPM America Total Return Fund, a series of the JNL Investors Series Trust (the “JNLIST Fund”) since 2008, that JNAM has recommended that the JNLIST Fund be reorganized into the Fund after it commences operations and that the investment strategy of the Fund would be the same as the JNLIST Fund. The Board reviewed the performance of the JNLIST Fund, noting that it outperformed its peer group average and benchmark index for the three- and five-year periods ended September 30, 2015, though it underperformed its peer group average and benchmark index for the one-year period. The Board concluded that it would be in the best interests of the Fund and its potential shareholders to approve the Agreements.

Sub-Adviser Replacements for Existing Funds:

JNL/Eastspring Investments China-India Fund (name changed to JNL/Invesco China-India Fund). The Board reviewed the performance of the proposed Sub-Adviser’s investment mandates with a similar investment strategy to that of the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Sub-Advisory Agreement.

JNL/Ivy Asset Strategy Fund (name changed to JNL/FPA + DoubleLine Flexible Allocation Fund). The Board reviewed the performance of FPA’s investment mandates with similar investment strategies to those of the Fund. The Board noted that DoubleLine does not manage accounts with similar investment strategies to those of the Fund. With respect to the Fund’s current Sub-Adviser, Ivy Investment Management Company (“IICO”), the Board noted that it had recently examined IICO’s performance as part of its annual consideration of the Fund’s Agreements. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Sub-Advisory Agreements.

New Century Agreement:

JNL Multi-Manager Small Cap Value Fund. The Board considered the performance of the Multi-Manager Small Cap Value Fund. The Board noted that Century has only served as a sub-adviser for the Multi-Manager Small Cap Value Fund since September 28, 2015 and therefore does not yet have a full quarter of performance history. The Board considered that it recently had examined the performance of Century’s investment mandate with a similar strategy to that of Century’s sleeve of the Multi-Manager Small Cap Value Fund as part of its consideration of the Original Century Agreement. The Board noted that the Multi-Manager Small Cap Value Fund has outperformed its benchmark, Russell 2000 Value Index, since September 28, 2015, and underperformed its previous benchmark, the Russell 2500TM Value Index, prior to September 28, 2015. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the New Century Agreement.

Costs of Services

The Board reviewed the fees to be paid to JNAM and each Fund’s Sub-Adviser(s). For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated the new Funds’ advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). While the Board also considered each Fund’s sub-advisory fee(s) and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee(s) would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

New Funds:

JNL/Crescent High Income Fund. The Board considered that, while the Fund’s advisory and sub-advisory fees are higher than their respective peer group averages, the total expense ratio of the Fund is only four basis points higher than that of its peer group average. The Board also considered the proposed investment strategy’s consistently strong performance since inception. The Board concluded that the fees are in the best interests of the Fund and its potential shareholders in light of the above.

JNL/DoubleLine Emerging Markets Fixed Income Fund. The Board considered that, while the Fund’s advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages, JNAM has proposed breakpoints in the Fund’s advisory fee and administration fee schedules that will lower the Fund’s total expense ratio as the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its potential shareholders in light of the services to be provided.

JNL/PPM America Total Return Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average and the sub-advisory fee is equal to the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its potential shareholders in light of the services provided.

Sub-Adviser Replacements for Existing Funds:

JNL/Eastspring Investments China-India Fund (name changed to JNL/Invesco China-India Fund). The Board considered that the Fund’s proposed sub-advisory fees are lower than the peer group average. The Board concluded that the sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

JNL/Ivy Asset Strategy Fund (name changed to JNL/FPA + DoubleLine Flexible Allocation Fund). The Board considered that the Fund’s proposed sub-advisory fees are higher than its peer group average. The Board also noted that the sub-advisory fees would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board concluded that the sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

New Century Agreement:

JNL Multi-Manager Small Cap Value Fund. The Board considered that the Fund’s sub-advisory fees are higher than the peer group average. The Board also noted that the sub-advisory fees would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board concluded that the sub-advisory fees are in the best interests of the Fund and its shareholders in light of the quality of services to be provided.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase. The Board considered whether each Fund’s proposed sub-advisory fee reflects the potential for economics of scale. Although the Crescent Agreement for the JNL/Crescent High Income Fund and both the FPA and DoubleLine Agreements for the JNL/FPA + DoubleLine Flexible Allocation Fund do not include breakpoints in their Sub-Advisory Agreements, the Board acknowledged the sub-advisory fee was negotiated at arms’ length between JNAM and Crescent, FPA, and DoubleLine and will not be an expense of each. The Board noted that the Adviser’s advisory fee for these Funds incorporated breakpoints and concluded that those breakpoints in some measure share economies of scale with shareholders.

With respect to the New Century Agreement, the Board considered JNAM’s and Century’s representations regarding economies of scale and noted that Century’s sub-advisory fee included breakpoints; however, the Board also acknowledged that because the sub-advisory fee was negotiated at arms’ length between JNAM and Century and is not an expense of the Multi-Manager Small Cap Value Fund, any breakpoints in the sub-advisory fee may only benefit the Multi-Manager Small Cap Value Fund indirectly through potential breakpoints in the advisory fee. The Board noted that the Adviser’s advisory fee for the Multi-Manager Small Cap Value Fund also included breakpoints and concluded that those breakpoints in some measure share economies of scale with shareholders.

The Board concluded that the advisory fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law. The Board also noted that certain Sub-Advisers would pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manage. In addition, certain affiliates of the Sub-Advisers may participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for their activities, in addition to payments for marketing and conferences. Lastly, certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Funds, the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Adviser as a result of its relationship with the Funds.

JNL SERIES TRUST

(“TRUST”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s Sub-Adviser(s) and certain sub-subadvisers (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”).

At meetings on June 1-3, 2015 and August 17-19, 2015, the Board, including all of the independent trustees, who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) considered information relating to the continuation of these Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2016.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each Fund, (3) cost of services of each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of the applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the Sub-Advisers pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services to be provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by JNAM under the Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund as described in quarterly reports prepared by JNAM. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark (“benchmark”) index. For certain Funds, the Board considered the relevant custom benchmark, blended benchmark, or custom peer group. This consideration was based on JNAM’s assertion that the custom or blended benchmark or custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark index or peer group for certain Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information. The Board also considered the conclusions of an independent third party consultant regarding the usefulness of peer group comparisons vs. custom peer group comparisons for certain Funds. The performance reviewed by the Board was for periods ended on December 31, 2014 (unless otherwise noted). When available, the Board considered one-, three-, five- and ten-year performance.

JNL/AB Dynamic Asset Allocation Fund (formerly, JNL/AllianceBernstein Dynamic Asset Allocation Fund). The Board noted that the Fund commenced operations in September 2014 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Alt 65 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. In addition, the Board noted JNAM’s assertion that, due to the Fund’s unique investment mandate, a blended benchmark provided the most meaningful performance comparison. The Board considered that the Fund outperformed its blended benchmark for the three- and five-year periods, though it underperformed its blended benchmark for the one-year period. The Board also noted changes made to the portfolio management team in 2014, that the Fund’s prior performance record was reflective of a prior team and that the Fund outperformed its blended benchmark for the three- and five-year periods ended June 30, 2015. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement and allow the existing portfolio management team additional time to develop its performance record.

JNL/American Funds Balanced Allocation Fund and JNL/American Funds Growth Allocation Fund. The Board considered that, while each Fund underperformed its respective custom peer group and blended benchmark for the one-year period, each Fund commenced operations in April 2012. The Board noted, therefore, that it would be prudent to allow the team additional time to continue to develop its long-term performance record with the Funds. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreement.

JNL/American Funds Blue Chip Income and Growth Fund. The Board considered that the Fund outperformed its peer group for the one- and three-year periods. The Board also considered that the Fund outperformed its benchmark for the one-year period, though it underperformed for the three-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/American Funds Global Bond Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its peer group for those periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Global Small Capitalization Fund. The Board noted JNAM’s assertion that a custom peer group was more representative of the Fund’s performance given its exposure to global small cap securities. The Board noted that the Fund outperformed its custom peer group and benchmark for the one-year period and outperformed its custom peer group for the three-year period (though it underperformed its benchmark for the three-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Growth-Income Fund. The Board considered that the Fund outperformed its peer group for the three-year period, though it underperformed the peer group for the one-year period. The Board considered that the Fund underperformed its benchmark for the one- and three-year periods. The Board also considered that the Fund outperformed its peer group for the one-, three-, and five-year periods ended June 30, 2015. The Board concluded that, in light of the Fund’s longer term performance against its peer group, it would be in the best interests of the Fund and its shareholders to renew the Agreement and to allow the Fund to develop a longer-term performance record.

JNL/American Funds International Fund. The Board noted that the Fund outperformed its peer group and benchmark for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds New World Fund. The Board noted JNAM’s assertion that a custom peer group was more representative of the Fund’s performance given its exposure to certain international securities held in developing markets. The Board considered that the Fund outperformed its custom peer group for the three-year period, though it underperformed its custom peer group for the one-year period and its benchmark for both periods. The Board also took into account that the Fund outperformed its custom peer group for the three- and five-year periods ended June 30, 2015. The Board concluded that, in light of the Fund’s longer term performance against its custom peer group, it would be in the best interests of the Fund and its shareholders to renew the Agreements and to allow the Fund to develop a longer-term performance record.

JNL/AQR Managed Futures Strategy Fund. The Board considered that the Fund outperformed its peer group and benchmark for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Natural Resources Fund (formerly, JNL/BlackRock Commodity Securities Strategy Fund). The Board noted JNAM’s assertion that a custom peer group was more representative of the Fund’s performance given its exposure to commodities. The Board considered that the Fund outperformed its custom peer group for the three- and five-year periods, though the Fund underperformed its custom peer group for the one-year period and its blended benchmark for those periods. The Board concluded that, in light of the Fund’s longer term performance against the custom peer group, it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Allocation Fund. The Board considered that the Fund outperformed its peer group for the one- and three-year periods, though it underperformed its blended benchmark for those periods. The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Large Cap Select Growth Fund. The Board considered that the Fund underperformed its benchmark and peer group for all periods. The Board considered that the Sub-Adviser began managing the Fund in September 2013 and noted, therefore, that it would be prudent to allow the team time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Boston Partners Global Long Short Equity Fund. The Board noted that the Fund commenced operations in September 2014 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Brookfield Global Infrastructure and MLP Fund. The Board considered that the Fund outperformed its benchmark and custom peer group for the three-year period, though it underperformed for the one-year period. The Board concluded that it would be in the best interest of the Fund and its shareholders to renew the Agreements and to permit the Fund to develop a longer-term performance record.

JNL/Capital Guardian Global Balanced Fund. The Board considered that the Fund outperformed its peer group and blended benchmark for the three-year period, though it underperformed for the other periods. The Board also noted that the Fund outperformed its peer group and blended benchmark for the one-, three- and five-year periods ended June 30, 2015. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Capital Guardian Global Diversified Research Fund. The Board considered that the Fund outperformed its benchmark and peer group for the five-year period, though it underperformed for the remaining periods. The Board also noted that the Fund outperformed its peer group and benchmark for the one-, three- and five-year periods ended June 30, 2015. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DFA U.S. Core Equity Fund. The Board considered that the Fund outperformed its peer group for the three-year period, though it underperformed its peer group for the remaining periods. The Board also considered that the Fund underperformed its benchmark for all periods. The Board further considered the Fund outperformed its peer group for the six-month and three-year periods ended June 30, 2015. The Board took into account that the current Sub-Adviser began managing the Fund in April 2012 and that performance data reflecting its repositioned portfolio encompassed only two calendar years. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Disciplined Moderate Fund. The Board considered that the Fund outperformed its custom peer group for the one-, three- and five-year periods and outperformed its blended benchmark for the three- and five-year periods, though it underperformed its blended benchmark for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Disciplined Moderate Growth Fund. The Board considered that the Fund outperformed its custom peer group for the one-, three- and five-year periods and outperformed its blended benchmark for the three- and five-year periods (though it underperformed its blended benchmark for the one-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Disciplined Growth Fund. The Board considered that the Fund outperformed its custom peer group for the one-, three- and five-year periods, though it underperformed its blended benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Multi-Manager Small Cap Growth (formerly, JNL/Eagle SmallCap Equity Fund). The Board took into account that the Fund outperformed its peer group for the one- and ten-year periods and its benchmark for the ten-year period (though it underperformed its peer group and benchmark for the remaining periods). The Board noted that JNAM had proposed to replace the Sub-Adviser effective September 2015. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements until the proposed transition to the new Sub-Advisers.

JNL/Eastspring Investments Asia Ex-Japan Fund. The Board considered that the Fund outperformed its peer group and benchmark for the one-year period, though it underperformed the peer group and benchmark for longer periods. The Board noted that the Sub-Adviser’s recent changes to its team and adjustments to its investment process had resulted in improved performance in 2014. The Board concluded that it would consider strategic alternatives to address performance and that, in the meantime, it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Eastspring Investments China-India Fund. The Board noted that JNAM recommended comparing the Fund to a custom peer group consisting of funds with significant exposures only to China and India. The Board considered that the Fund outperformed the custom peer group for the one-, three- and five-year periods. The Board also considered that the Fund underperformed its blended benchmark for those periods. The Board concluded that it would consider strategic alternatives to address performance and that, in the meantime, it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Founding Strategy Fund. The Board considered that the Fund outperformed its blended benchmark for the three- and five year periods, though it underperformed for the one-year period. The Board noted that as the Fund invests equally in only three underlying funds, its investment performance will depend on the performance of the underlying funds, each of whose performance is evaluated by the Board. Given these considerations, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/Franklin Templeton Global Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group for the three-year period, though it underperformed the benchmark and peer group for the other periods. The Board also considered that the Fund had outperformed its peer group and benchmark in 2013, 2012 and 2011 and that its underperformance related to 2014. The Board noted that the Fund outperformed its peer group for the three- and five-year periods ended June 30, 2015. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Global Multisector Bond Fund. The Board considered that the Fund outperformed its peer group and benchmark for the three-year period, though it underperformed for the one-year period. The Board concluded that it would be in the best interest of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Income Fund. The Board considered that the Fund outperformed its peer group for the three- and five-year periods, though it underperformed for the one-year period. The Board also considered that the Fund underperformed its blended benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton International Small Cap Growth Fund. The Board noted that the Fund outperformed its benchmark and peer group for the three- and five-year periods, though it underperformed the benchmark and peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Mutual Shares Fund. The Board noted JNAM’s assertion that a custom peer group was more representative of the Fund’s performance given its exposure to international securities. The Board considered that the Fund outperformed its custom peer group for the one-, three- and five-year periods, though it underperformed its benchmark for those periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager Small Cap Value Fund (formerly, JNL/Franklin Templeton Small Cap Value Fund). The Board considered that the Fund underperformed its benchmark for the one-, three- and five-year periods. The Board also considered that the Fund outperformed its peer group for the five-year period, though it underperformed its peer group for the one- and three-year periods. The Board noted that JNAM had proposed to replace the Sub-Adviser effective September 2015. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements until the proposed transition to the new Sub-Advisers.

JNL/Goldman Sachs Core Plus Bond Fund. The Board considered that the Fund outperformed its peer group for all periods and outperformed its benchmark for all periods except the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Emerging Markets Debt Fund. The Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods. The Board also considered that the Fund outperformed its peer group for the three- and five-year periods, though it underperformed for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Mid Cap Value Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods, though it underperformed its benchmark for those periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs U.S. Equity Flex Fund. The Board noted that the Fund outperformed its custom peer group and benchmark for the one- and three-year periods. The Board also considered that the Fund underperformed its custom peer group and benchmark for the five-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, and JNL Institutional Alt 50 Fund. The Board noted each Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. In addition, the Board noted JNAM’s assertion that, due to each Fund’s unique investment mandate, a blended benchmark provided the most meaningful performance comparison. The Board considered that each Fund outperformed its blended benchmark for the three- and five-year periods, though it underperformed its blended benchmark for the one-year period. The Board further considered that the underperformance during those periods was primarily attributable to underperformance during calendar year 2014. The Board also noted the recent steps taken by JNAM to enhance its management of each Fund. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreement.

JNL/Invesco Global Real Estate Fund. The Board noted that the Fund outperformed its peer group for the one-, three- and five-year periods and performed within 1% of its benchmark for the one- and three-year periods, though it underperformed its benchmark for the five-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco International Growth Fund. The Board considered that the Fund outperformed its peer group and benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Large Cap Growth Fund. The Board took into account that the Fund performed within 1% of its peer group for the three-, five- and ten-year periods, though it underperformed its benchmark for those periods. The Board concluded that it would consider strategic alternatives to address performance and that, in the meantime, it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Mid Cap Value Fund. The Board considered that the Fund outperformed its peer group for the one-year period, though it underperformed its peer group for the longer periods and its benchmark for all periods. The Board also considered that the Fund performed in the 11th percentile of its peer group for the six-month period ended June 30, 2015. The Board took into account that it had only recently made a change in the Fund’s sub-adviser and that the current Sub-Adviser began managing the Fund in September 2013. The Board noted, therefore, that it would be prudent to allow the team time to continue developing its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Small Cap Growth Fund. The Board noted that the Fund outperformed its peer group and benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Ivy Asset Strategy Fund. The Board considered that the Fund outperformed its peer group for the three- and five-year periods, though it underperformed its benchmark for all periods. The Board also noted that, while the Fund underperformed its peer group for the one-year period, the Fund had outperformed its peer group in the prior two calendar years. The Board concluded that it would consider strategic alternatives to address performance and that, in the meantime, it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Causeway International Value Select Fund (formerly, JNL/JPMorgan International Value Fund). The Board considered that the Fund outperformed its peer group and benchmark for the ten-year period, though it underperformed the peer group and benchmark for the other periods. The Board noted that JNAM had proposed to replace the Sub-Adviser effective September 2015. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements until the proposed transition to the new Sub-Adviser.

JNL/JPMorgan MidCap Growth Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods, though it underperformed for the ten-year period. The Board also considered that the Fund outperformed its benchmark for the three-year period, though it underperformed the benchmark for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan U.S. Government & Quality Bond Fund. The Board took into account that the Fund outperformed its peer group and benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Lazard Emerging Markets Fund. The Board took into account that the Fund outperformed its benchmark for the three- and five-year periods and outperformed its peer group for the five-year period (though it underperformed for the remaining periods). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital 10 x 10 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board considered that the Fund performed in line with its blended benchmark for the three-year period (with the Fund and benchmark, respectively, at 17.04% and 17.20% for the period), though it underperformed its blended benchmark for the one- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/Mellon Capital Bond Index Fund. The Board considered that the Fund’s gross performance surpassed its benchmark for the one- and three-year periods and that the Fund’s gross performance was within 0.05% of its benchmark for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Emerging Markets Index Fund. The Board considered that the Fund’s gross performance lagged its benchmark by less than 1% for each of the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital European 30 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. Further, the Board noted that the Fund’s gross performance was within 0.2% of its custom benchmark for the three- and five-year periods, though it underperformed its custom benchmark for the one-year period. The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Index 5 Fund. The Board considered that the Fund performed within 0.1% of its blended benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/Mellon Capital International Index Fund. The Board took into account that the Fund’s gross performance surpassed its benchmark for the three-, five- and ten-year periods, though it lagged its benchmark for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Pacific Rim 30 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board further considered that, though the Fund underperformed its custom benchmark for all periods, its gross performance lagged the custom benchmark by less than 1% for each of the three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital S&P 400 MidCap Index Fund. The Board considered that the Fund’s gross performance surpassed its benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital S&P 500 Index Fund. The Board noted that the Fund’s gross performance surpassed its benchmark for the one- and three-year periods and that the Fund’s gross performance was within 0.02% of its benchmark for all time periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Small Cap Index Fund. The Board took under consideration that the Fund’s gross performance surpassed its benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Utilities Sector Fund. The Board noted that the Fund’s gross performance was within six basis points of its benchmark for the one-year period. The Board also took into account that the Fund commenced operations in April 2013. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund and JNL/MMRS Moderate Fund. The Board noted that each Fund commenced operations in April 2014 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with each Fund. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Morgan Stanley Mid Cap Growth Fund. The Board considered that the Fund outperformed its peer group and benchmark during calendar year 2013, though it underperformed its peer group and benchmark for the one-year period. The Board further noted that the Fund commenced operations in April 2012. The Board considered that it would be prudent to allow the team more time to develop its long-term performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Neuberger Berman Strategic Income Fund. The Board considered that the Fund outperformed its peer group for the one-year period, though it underperformed its benchmark for the same period. The Board also noted that the Fund commenced operations in April 2012 and that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Oppenheimer Global Growth Fund. The Board took into account that the Fund outperformed its benchmark and peer group for the three-, five- and ten-year periods, though the Fund underperformed its benchmark and peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PIMCO Real Return Fund. The Board took into account that the Fund outperformed its peer group for the one-, three- and five-year periods. The Board also noted that the Fund outperformed its benchmark for the three- and five-year periods (though it underperformed the benchmark for the one-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PIMCO Total Return Bond Fund. The Board noted that the Fund outperformed its benchmark for the three- and ten-year periods, though it underperformed its benchmark for the one- and five-year periods. The Board also noted that the Fund outperformed its peer group for the ten-year period, though it underperformed its peer group for the other periods. The Board further considered that, following the departure of a prior portfolio manager of the Fund in the second half of 2014, the Fund outperformed its benchmark and peer group for the year-to-date period ended June 30, 2015. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Floating Rate Income Fund. The Board considered that the Fund underperformed its peer group and benchmark for the one- and three-year periods. The Board also considered that the Fund performed within 0.2% of its peer group for the six-month and one-year periods ended June 30, 2015. The Board noted JNAM’s assertion that the underperformance was due in part to the conservative nature of the Fund’s investment strategy, with the Fund generally producing less downside volatility than its peers during periods of market volatility. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America High Yield Bond Fund. The Board considered that the Fund outperformed its peer group for the three- and five-year periods, though it underperformed its peer group for the other periods. The Board also noted that the Fund outperformed its benchmark for the five-year period, though it underperformed its benchmark for the other periods. The Board noted that PPM became the Sub-Adviser in April 2007 so the ten-year record does not owe entirely to the current team. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Mid Cap Value Fund. The Board took into account that the Fund outperformed its peer group for the one-, three- and five-year periods, though it underperformed its benchmark for those periods. The Board also considered that the Fund outperformed its peer group and benchmark for the one-, three- and five-year periods ended June 30, 2015. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Small Cap Value Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods, though it underperformed its benchmark for those periods. The Board also considered the Fund outperformed its peer group for the one-, three- and five-year periods and outperformed its benchmark for the one- and three-year periods ended June 30, 2015. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Value Equity Fund. The Board considered that the Fund outperformed its peer group and benchmark for the one-, three- and five-year periods, though it underperformed its peer group and benchmark for the ten-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Red Rocks Listed Private Equity Fund. The Board took into account that the Fund outperformed its custom peer group and benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Scout Unconstrained Bond Fund. The Board noted that the Fund commenced operations in April 2014 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Competitive Advantage Fund. The Board took into account that the Fund’s gross performance matched its custom benchmark for the one-year period and was within 0.2% of its custom benchmark for the three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Dividend Income & Growth Fund. The Board noted that the Fund’s gross performance was within 0.2% of its custom benchmark during the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Intrinsic Value Fund. The Board considered that the Fund’s gross performance was within 0.2% of its custom benchmark during the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Mid 3 Fund. The Board took into account that the Fund commenced operations in April 2014 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P 4 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/S&P International 5 Fund. The Board took into account that the Fund commenced operations in September 2014 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Moderate Fund, and JNL/S&P Managed Moderate Growth Fund. The Board took into account that each Fund outperformed its custom peer group for all periods, though it underperformed its blended benchmark for those periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/S&P Managed Conservative Fund. The Board considered that the Fund performed within 0.5% its custom peer group for the one-, three-, five-, and ten-year periods. The Board also noted that the Fund underperformed its blended benchmark for all periods. The Board further considered that the Fund outperformed its custom peer group for the one- and three-year periods and its blended benchmark for the six-month period ended June 30, 2015. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Total Yield Fund. The Board noted that the Fund’s gross performance was within 0.2% of its custom benchmark during the one-, the three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Established Growth Fund. The Board considered that the Fund outperformed its peer group for the three-, five- and ten-year periods, though it underperformed its peer group for the one-year period. The Board also took into account that the Fund outperformed its benchmark for the three-year period, though it underperformed its benchmark for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Mid-Cap Growth Fund. The Board took into account that the Fund outperformed its peer group for all periods and outperformed its benchmark for all periods except the three-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Short-Term Bond Fund. The Board considered that the Fund outperformed its benchmark for the three- and five-year periods (though it underperformed for the one-year period). The Board also considered that the Fund underperformed its peer group for those periods. The Board noted JNAM’s assertion that the underperformance was due in part to the conservative nature of the Fund’s investment strategy, which is more closely aligned with its benchmark than its peer group. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Value Fund. The Board considered that the Fund outperformed its peer group for all periods and outperformed its benchmark for all periods except the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Balanced Fund. The Board considered that the Fund outperformed its peer group for all periods. The Board also took into account that the Fund outperformed its blended benchmark for the ten-year period, though it underperformed its blended benchmark for the remaining periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Money Market Fund. The Board took into account that the Fund outperformed the peer group for the ten-year period and only underperformed its peer group by two or less basis points during the shorter periods (though it underperformed its benchmark for all periods). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Value Fund. The Board considered that the Fund outperformed its peer group for all periods and outperformed its benchmark for the ten-year period (though it underperformed its benchmark for the shorter periods). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees to be paid to JNAM and each Fund’s Sub-Adviser(s). For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. For certain Funds, the Board also considered a supplemental peer group provided by an independent data service, as indicated below. This consideration was based on JNAM’s assertion and information provided to the Board suggesting that the supplemental peer group, where presented, provides a more meaningful source of comparative information than the primary peer group.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL/AB Dynamic Asset Allocation Fund (formerly, JNL/AllianceBernstein Dynamic Asset Allocation Fund), JNL/Boston Partners Global Long Short Equity Fund, JNL/MMRS Conservative Fund, JNL/MMRS Moderate Fund and JNL/S&P International 5 Fund. The Board considered that each Fund’s total expense ratio is lower than its peer group average, though the advisory and sub-advisory fees are higher than the respective peer group averages. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/American Funds Balanced Allocation Fund and JNL/American Funds Growth Allocation Fund. The Board noted JNAM’s assertion that a supplemental expense peer group provided a more meaningful comparison of each Fund expenses in light of the fact that the supplemental peer group uses an investment classification process that is more specific to each Fund’s investment mandate and the supplemental peer group includes a greater number of similar funds. The Board also considered that each Fund’s advisory fee and total expense ratio (including Master Fund expenses) are each lower than the respective supplemental peer group averages. The Board considered that each Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/American Funds Blue Chip Income and Growth Fund and JNL/American Funds Global Bond Fund. The Board noted JNAM’s assertion that a supplemental expense peer group provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group includes a greater number of similar funds. The Board noted that each Fund’s advisory fee is lower than the supplemental peer group average. The Board also noted that each Fund’s total expenses are higher than the supplemental peer group average (including Master Fund expenses). The Board considered that each Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, and JNL/American Funds International Fund. The Board noted JNAM’s assertion that a supplemental expense peer group provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group includes a greater number of similar funds. The Board also noted that while each Fund’s advisory fee is higher than the supplemental peer group average, each Fund’s total expense ratio (including Master Fund expenses) is lower than the supplemental peer group average. The Board considered that each Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/American Funds New World Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group includes a greater number of similar funds. The Board noted that the Fund’s advisory fee and total expense ratio (including Master Fund expenses) are each lower than the respective supplemental peer group averages. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/AQR Managed Futures Strategy Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group includes a greater number of similar funds. The Board noted that the Fund’s total expense ratio is lower than its supplemental peer group average, though the advisory and sub-advisory fees are higher than the respective supplemental peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/BlackRock Natural Resources Fund (formerly, JNL/BlackRock Commodity Securities Strategy Fund). The Board considered that the Fund’s sub-advisory fee is lower than the peer group average, and its advisory fee is only one basis point higher than the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/BlackRock Global Allocation Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group includes a greater number of similar funds. The Board took into account that the Fund’s advisory and sub-advisory fees are lower than the supplemental peer group average. The Board also noted that the Fund’s total expense ratio is lower than the supplemental peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and the services provided.

JNL/BlackRock Large Cap Select Growth Fund, JNL/Goldman Sachs Mid Cap Value Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/Lazard Emerging Markets Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Total Yield Fund and JNL/T. Rowe Price Established Growth Fund. The Board considered that each Fund’s advisory fee is lower than the peer group average, though its sub-advisory fee is higher than the peer group average. The Board noted that each Fund’s total expense ratio is lower than the peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Brookfield Global Infrastructure and MLP Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group includes a greater number of similar funds. The Board took into account that the Fund’s advisory fee is only one basis point higher than the supplemental peer group average and the Fund’s sub-advisory fee is equal to the peer group average. The Board noted that the total expense ratio is lower than the supplemental peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Capital Guardian Global Balanced Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than the respective peer group averages. The Board also noted the new fee waiver to be implemented by JNAM, which will serve to reduce the advisory fee rate below the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Capital Guardian Global Diversified Research Fund. The Board considered that the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board noted, however, that the Fund’s total expense ratio is only one basis point higher than the peer group average. The Board also noted the new fee waiver to be implemented by JNAM, which will serve to reduce the advisory fee rate and to reduce the total expense ratio below the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DFA U.S. Core Equity Fund, JNL Multi-Manager Small Cap Growth Fund (formerly, JNL/Eagle SmallCap Equity Fund), JNL/Franklin Templeton Global Growth Fund, JNL/Causeway International Value Select Fund (JNL/JPMorgan International Value Fund), JNL/JPMorgan Midcap Growth Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Value Equity Fund, JNL/PPM America Small Cap Value Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Mid 3 Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price Value Fund, JNL/WMC Balanced Fund, JNL/WMC Money Market Fund, JNL/WMC Value Fund. The Board considered that each Fund’s advisory and sub-advisory fees and its total expense ratio are lower than the respective peer group averages. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL Disciplined Growth Fund. The Board took into account that the Fund’s advisory fee is higher than the peer group average. The Board noted that the Fund’s total expense ratio (excluding underlying Fund expenses) is only two basis points higher than the peer group average and that each of the underlying funds is subject to individual oversight. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Disciplined Moderate Fund and JNL Disciplined Moderate Growth Fund. The Board took into account that each Fund’s advisory fee and total expense ratio (excluding underlying Fund expenses) are lower than the respective peer group averages and that each of the underlying funds is subject to individual oversight. The Board considered that each Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Eastspring Investments Asia Ex-Japan Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group includes a greater number of similar funds so that it provides a better comparative source. The Board noted that the Fund’s total expense ratio is lower than supplemental peer group average, though the Fund’s advisory and sub-advisory fees are higher than the respective supplemental peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Eastspring Investments China-India Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the funds in the supplemental peer group have more aggregate exposure to China and India and are, therefore, more similar to the Fund. The Board took into account that the Fund’s advisory fee is higher than the supplemental peer group average and the sub-advisory fee is lower than the supplemental peer group average. The Board also noted that the Fund’s total expense ratio is lower than the supplemental peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, and JNL/S&P 4 Fund. The Board considered that each Fund has no advisory or sub-advisory fees. The Board noted that each Fund’s total expense ratio (excluding underlying Fund expenses) is lower than the peer group average and each of the underlying funds is subject to individual oversight by the Board. The Board concluded that the total expenses are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Global Multisector Bond Fund. The Board took into account that the Fund’s sub-advisory fee is lower than the peer group average, though its advisory fee and its total expense ratio are higher than the respective peer group averages. The Board noted, however, that the Fund performed in the 8th percentile of its peer group for the three-year period. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and the services provided.

JNL/Franklin Templeton Income Fund. The Board took into account that the Fund’s advisory fee is lower than the peer group average and its sub-advisory fee is equal to the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton International Small Cap Growth Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group includes a greater number of peer funds thereby providing more meaningful comparative data. The Board took into account that the Fund’s advisory fee is higher than the supplemental peer group average. The Board noted that the Fund’s sub-advisory fee is higher than the peer group average. The Board also noted that the Fund’s total expense ratio is lower than the supplemental peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Mutual Shares Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group includes a greater number of similar funds. The Board considered that the Fund’s advisory and sub-advisory fees are higher than the respective supplemental peer group averages, with the Fund’s advisory fee being only one basis point higher. The Board noted that the Fund’s total expense ratio is lower than the supplemental peer group average. In considering the Fund’s fees, the Board also considered that the Fund outperformed its custom peer group for all periods. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance against its peer group.

JNL Multi-Manager Small Cap Value Fund (formerly, JNL/Franklin Templeton Small Cap Value Fund). The Board considered that the Fund’s advisory fee is lower than the peer group average, though its sub-advisory fee is higher than the peer group average. The Board noted that the Fund’s total expense ratio is only one basis point higher than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Core Plus Bond Fund. The Board considered that the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board noted that the Fund’s total expense ratio is one basis point higher than the peer group average. The Board also noted the new fee waiver to be implemented by JNAM, which will serve to reduce the advisory fee rate. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Emerging Markets Debt Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the funds in the supplemental peer group are more similar to the Fund. The Board took into account that the Fund’s advisory and sub-advisory fees are higher than the respective supplemental peer group averages. The Board noted that the Fund’s total expense ratio is lower than the supplemental peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance against its benchmark.

JNL/Goldman Sachs U.S. Equity Flex Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a meaningful comparison of Fund expenses. The Board considered that the Fund’s advisory fee is higher than the supplemental peer group average. The Board further considered that the Fund’s sub-advisory fee and total expense ratio are lower than the respective supplemental peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund and JNL Alt 65 Fund. The Board noted that each Fund’s total expense ratio (excluding underlying fund expenses) is lower than the peer group average, though the advisory fee is higher than the peer group average. The Board considered that each Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Invesco Global Real Estate Fund, JNL/Invesco Mid Cap Value Fund and JNL/Invesco Small Cap Growth Fund. The Board took into account that each Fund’s advisory fee and total expenses are lower than the respective peer group averages (though the sub-advisory fee is higher). The Board also took into account the new fee waiver to be implemented by JNAM for each Fund, which will serve to reduce its advisory fee rate. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Invesco International Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board also took into account the new fee waiver to be implemented by JNAM, which will serve to reduce the advisory fee rate. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco Large Cap Growth Fund. The Board considered that the Fund’s advisory fee is two basis points higher than its peer group average and its sub-advisory fee is higher than the peer group average. The Board noted that the Fund’s total expense ratio is four basis points higher than its peer group average. The Board also took into account the new fee waiver to be implemented by JNAM, which will serve to reduce the advisory fee rate. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Ivy Asset Strategy Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more meaningful comparison of Fund expenses in light of the fact that the supplemental peer group was comprised of World Allocation funds with greater investment mandate similarities to the Fund, as compared to the general peer group, which included portfolios with dissimilar investment strategies. The Board considered that the Fund’s advisory fee, sub-advisory fee and total expenses are higher than the respective supplemental peer group averages. The Board took under consideration, however, that an additional breakpoint was implemented by JNAM in 2015, which will serve to reduce the advisory fee rate. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital Bond Index Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average and the sub-advisory fee is lower than the peer group average. The Board noted that the Fund’s total expense ratio is one basis point higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital Emerging Markets Index Fund and JNL/Mellon Capital Pacific Rim 30 Fund. The Board considered that each Fund’s advisory fee is higher than the peer group average and the sub-advisory fee is lower than the peer group average. The Board noted that each Fund’s total expense ratio is lower than the peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Mellon Capital S&P 500 Index Fund. The Board considered that the Fund’s total expenses are only eight basis points higher than the peer group average and its advisory fee is only three basis points higher than the average. The Board noted that the Fund’s sub-advisory fee is lower than the peer group average. The Board took under consideration that an additional breakpoint was implemented by JNAM in 2015, which will serve to reduce the advisory fee rate. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance.

JNL/MMRS Growth Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average and its sub-advisory fee is equal to the peer group average. The Board also noted that the Fund’s total expense ratio (excluding underlying fund expenses) is only one basis point higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Morgan Stanley Mid Cap Growth Fund. The Board noted that the Fund’s total expense ratio is lower than the peer group average, though the advisory and sub-advisory fees are higher than the respective peer group averages. The Board also noted the new fee waiver to be implemented by JNAM, which will serve to reduce the advisory fee rate. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Neuberger Berman Strategic Income Fund. The Board considered that the Fund’s advisory fee is higher than the peer group average but its sub-advisory fee is lower than the peer group average. The Board noted that the Fund’s total expense ratio is higher than the peer group average. The Board took into account that the Fund had performed in the top quartile of its peer group for the one-year period. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and services provided.

JNL/Oppenheimer Global Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board also noted the new fee waiver to be implemented by JNAM, which will serve to reduce the advisory fee rate. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PIMCO Real Return Fund. The Board took into account that the Fund’s advisory fee and sub-advisory fee are higher than the respective peer group averages. The Board noted that the Fund’s total expense ratio is higher than the peer group average. The Board noted that the sub-advisory fee paid to PIMCO is consistent with other funds managed by PIMCO. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance.

JNL/PIMCO Total Return Bond Fund. The Board took into account that the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board noted that the Fund’s total expense ratio is higher than the peer group average. The Board also noted the fee waiver recently implemented by JNAM, which served to reduce the advisory fee rate. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Floating Rate Income Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a more appropriate comparison of Fund expenses in light of the fact that the supplemental peer group uses an investment classification process that is more specific to the Fund’s investment mandate. The Board considered that the Fund’s advisory fee is higher than the supplemental peer group average. The Board also took into account that the Fund’s sub-advisory fee and total expense ratio are lower than the respective supplemental peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and services provided.

JNL/PPM America Mid Cap Value Fund. The Board took into account that the Fund’s advisory fee is one basis point higher than the peer group average and the Fund’s sub-advisory fee is equal to the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Red Rocks Listed Private Equity Fund. The Board noted JNAM’s assertion that a supplemental expense peer group of funds provided a meaningful comparison of Fund expenses. The Board took into account that the Fund’s advisory fee and sub-advisory fee are higher than the respective supplemental peer group averages. The Board noted that the Fund’s total expense ratio is lower than the supplemental peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Scout Unconstrained Bond Fund. The Board took into account that the Fund’s advisory fee is higher than the peer group average and the sub-advisory fee is lower than the peer group average. The Board noted that the Fund’s total expense ratio is equal to the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Managed Conservative Fund. The Board took into account that the Fund’s advisory fee higher than the peer group average and that the total expense ratio (excluding underlying fund expenses) is only two basis points higher than the peer group average. The Board also noted that the sub-advisory fee is equal to the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Managed Growth Fund and JNL/S&P Managed Aggressive Growth Fund. The Board took into account that each Fund’s advisory and sub-advisory fees are lower than the respective peer group averages. The Board noted that the total expense ratio (excluding underlying Fund expenses) is lower than the peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/S&P Managed Moderate Fund and JNL/S&P Managed Moderate Growth Fund. The Board took into account that each Fund’s advisory fee is lower than the peer group average and the sub-advisory fee is equal to the peer group average. The Board noted that each Fund’s total expense ratio (excluding underlying Fund expenses) is lower than the peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Mid-Cap Growth Fund. The Board took into account that the Fund’s advisory fee is lower than the peer group average and the Fund’s sub-advisory fee is only two basis points higher than the peer group average. The Board noted that the Fund’s total expense ratio is only one basis point higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase. The Board concluded that the advisory fees in some measure share economies of scale with shareholders. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law. The Board also noted that certain Sub-Advisers would pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manage. The Board considered JNAM’s assertion that those meetings would not yield a profit to the Funds’ distributor, Sub-Advisers would not be required to participate in the meetings and recommendations to hire or fire Sub-Advisers would not be influenced by a Sub-Adviser’s willingness to participate in the meetings. In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for its activities, in addition to payments for marketing and conferences. The Board reviewed the monetary values of these transactions. Lastly, certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s). The Board also considered that in the case of J.P. Morgan Investment Management, Inc. (“JPMorgan”), affiliates serve as the custodian and/or the securities lending agent for the Funds of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and JNL Strategic Income Fund LLC. The Board considered that each service to be provided to the Funds by JPMorgan affiliates are pursuant to a written agreement, which the Board evaluates periodically as required by law. As an affiliate of the Master Funds of the JNL/American Funds, Capital Guardian Trust Company serves as investment sub-adviser to the following funds of JNL Series Trust: JNL/Capital Guardian Global Balanced Fund and JNL/Capital Guardian Global Diversified Research Fund.

SUPPLEMENT DATED AUGUST 28, 2015

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Approval of Certain Fundamental Policy and Investment Strategy Changes for the JNL/WMC Money Market Fund

On August 18-19, 2015, the Board of Trustees (the “Board”) of the JNL Series Trust approved the transition of the JNL/WMC Money Market Fund (the “Fund”) to a government money market fund. The conversion of the Fund to a government money market fund requires certain fundamental policy and investment strategy changes (the “Changes”) that are subject to shareholder approval. Shareholders will be asked to consider and vote on the Changes at a special meeting of shareholders expected to be held on November 6, 2015. If approved, it is anticipated that the Changes will become effective on or around September 19, 2016. No assurance can be given that the Changes will be approved by shareholders.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund or any Fund of the Trust, nor is it a solicitation of any proxy. For more information regarding the Funds, or to receive a free copy of a proxy statement relating to the proposals discussed above, please contact us at prospectusrequest@jackson.com. The proxy statement will also be available for free on the SEC’s web site (www.sec.gov). Please read the proxy statement carefully before making any investment decisions.

This Supplement is dated August 28, 2015.

(To be used with JMV7698 04/15, VC5869 04/15, JMV7697 04/15, VC5890 04/15, VC5890ML 04/15, VC4224 04/15, JMV8798 04/15, JMV9476 04/15, JMV5763ML 04/15, JMV9476ML 04/15, JMV5763WF 04/15, JMV9476WF 04/15, VC5995 04/15, JMV5765 04/15, JMV2731 04/15, JMV8037 04/15, JMV8037BE 04/15, JMV9476L 04/15, VC5825GW 04/15, VC5885GW 04/15, VC5884GW 04/15, JMV7698NY 04/15, NV5869 04/15, JMV7697NY 04/15, NV5890 04/15, NV4224 04/15, JMV9476NY 04/15, NV4224WF 04/15, JMV9476WFNY 04/15, NMV2731 04/15, JMV8037NY 04/15, JMV8037BENY 04/15, JMV9476LNY 04/15, FVC4224FT 04/15, VC5526 04/15, VC3652 04/15, VC3656 04/15, VC3657 04/15, VC3723 04/15, NV5526 04/15, NV3174GW 04/15, NV3174CEGW 04/15, NV3784 04/15, NV5825GW 04/15, HR105 04/15 and VC2440 04/15.)

CMX16001 08/15

SUPPLEMENT DATED OCTOBER 1, 2015

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL® SERIES TRUST

Please note that the changes impact your variable annuity product.

Effective October 1, 2015, for the JNL Multi-Manager Alternative Fund, please remove all references to Chris Sferruzzo.

Effective October 1, 2015, for the JNL/DoubleLine Schiller Enhanced CAPE Fund, in the section entitled, “Principal Risks of Investing in the Fund,” please add the following:

•

Indexed and inverse securities risk – Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

•

Municipal securities risk - Municipal securities are subject to certain additional risks. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Other occurrences, such as catastrophic natural disasters or acts of terrorism, can also adversely affect a state’s fiscal stability. The recent national economic crisis, among other factors, has caused deterioration in the economies of many states, resulting in an adverse impact on states’ spending, revenues and state budgets that has caused many states to operate under significant financial stress.

This Supplement is dated October 1, 2015.

(To be used with JMV8037 04/15, JMV8037BE 04/15, JMV8037NY 04/15 and JMV8037BENY 04/15.)

CMV16306 10/15

SUPPLEMENT DATED OCTOBER 1, 2015

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL(R) SERIES TRUST

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective October 2, 2015, for the JNL/Mellon Capital Bond Index Fund, please remove all references to Zandra Zelaya.

Effective October 2, 2015, in the section entitled, “Summary Overview of Each Fund” for the JNL/Mellon Capital Bond Index Fund under “Portfolio Managers,” please delete the table in its entirety and replace it with the following:

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Paul Benson	2015	Managing Director, Head of Fixed Income Portfolio Management
Nancy Rogers	2015	Director, Senior Portfolio Manager, Fixed Income
Stephanie Shu	2015	Director, Senior Portfolio Manager, Fixed Income
Gregg Lee	2013	Senior Portfolio Manager, Fixed Income

This Supplement is dated October 1, 2015.

(To be used with JMV7698 04/15, VC5869 04/15, JMV7697 04/15, VC5890 04/15, VC5890ML 04/15, VC4224 04/15, JMV8798 04/15, JMV9476 04/15, JMV5763ML 04/15, JMV9476ML 04/15, JMV5763WF 04/15, JMV9476WF 04/15, VC5995 04/15, JMV5765 04/15, JMV2731 04/15, JMV8037 04/15, JMV8037BE 04/15, JMV9476L 04/15, VC5825GW 04/15, VC5885GW 04/15, VC5884GW 04/15, JMV7698NY 04/15, NV5869 04/15, JMV7697NY 04/15, NV5890 04/15, NV4224 04/15, JMV9476NY 04/15, NV4224WF 04/15, JMV9476WFNY 04/15, NMV2731 04/15, JMV8037NY 04/15, JMV8037BENY 04/15, JMV9476LNY 04/15, FVC4224FT 04/15, VC5526 04/15, VC3656 04/15, VC3657 04/15, VC3723 04/15, NV5526 04/15, NV3174GW 04/15, NV3174CEGW 04/15, NV3784 04/15, NV5825GW 04/15 and VC2440 04/15.)

CMV16309 10/15

SUPPLEMENT DATED NOVEMBER 4, 2015

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL® SERIES TRUST

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective October 15, 2015, for the JNL/PPM America High Yield Bond Fund please delete the portfolio manager table in its entirety and replace it with the following:

Name:	Joined Fund Management Team In:	Title:
Anthony Balestrieri	2007	Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager
Scott B. Richards	2008	Senior Managing Director and Portfolio Manager

This Supplement is dated November 4, 2015.

To be used with JMV7698 04/15, VC5869 04/15, JMV7697 04/15, VC5890 04/15, VC5890ML 04/15, VC4224 04/15, JMV8798 04/15, JMV9476 04/15, JMV5763ML 04/15, JMV9476ML 04/15, JMV5763WF 04/15, JMV9476WF 04/15, VC5995 04/15, JMV5765 04/15, JMV2731 04/15, JMV8037 04/15, JMV8037BE 04/15, JMV9476L 04/15, VC5825GW 04/15, VC5885GW 04/15, VC5884GW 04/15, JMV7698NY 04/15, NV5869 04/15, JMV7697NY 04/15, NV5890 04/15, NV4224 04/15, JMV9476NY 04/15, NV4224WF 04/15, JMV9476WFNY 04/15, NMV2731 04/15, JMV8037NY 04/15, JMV8037BENY 04/15, JMV9476LNY 04/15, FVC4224FT 04/15, VC5526 04/15, VC3656 04/15, VC3657 04/15, VC3723 04/15, NV5526 04/15, NV3174GW 04/15, NV3174CEGW 04/15, NV3784 04/15, NV5825GW 04/15, HR105 04/15, and VC2440 04/15.)

CMX16425 11/15

SUPPLEMENT DATED NOVEMBER 4, 2015

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL® SERIES TRUST

Please note that the changes impact your variable annuity product(s).

Effective October 15, 2015, for the JNL/PPM America Floating Rate Income Fund please delete the portfolio manager table in its entirety and replace it with the following:

Name:	Joined Fund Management Team In:	Title:
John Walding	2011	Senior Managing Director and Portfolio Manager
David Wagner	2011	Managing Director and Portfolio Manager
Christopher Kappas	2011	Managing Director and Portfolio Manager
Anthony Balestrieri*	2011	Executive Vice President and Chief Investment Officer-Total Return and Portfolio Manager
Scott Richards**	2015	Senior Managing Director and Portfolio Manager

*	Leads a team with oversight of management of non-loan Fund investments.
**	Responsible for the non-loan high yield portion of the Fund’s investments.

This Supplement is dated November 4, 2015.

To be used with JMV7698 04/15, VC5869 04/15, JMV7697 04/15, VC5890 04/15, VC5890ML 04/15, VC4224 04/15, JMV8798 04/15, JMV9476 04/15, JMV5763ML 04/15, JMV9476ML 04/15, JMV5763WF 04/15, JMV9476WF 04/15, VC5995 04/15, JMV5765 04/15, JMV2731 04/15, JMV8037 04/15, JMV8037BE 04/15, JMV9476L 04/15, JMV7698NY 04/15, NV5869 04/15, JMV7697NY 04/15, NV5890 04/15, NV4224 04/15, JMV9476NY 04/15, NV4224WF 04/15, JMV9476WFNY 04/15, NMV2731 04/15, JMV8037NY 04/15, JMV8037BENY 04/15, JMV9476LNY 04/15, FVC4224FT 04/15, VC5526 04/15, VC3656 04/15, VC3657 04/15, VC3723 04/15, NV5526 04/15, NV3174GW 04/15, NV3174CEGW 04/15 and NV3784 04/15.

CMV16426 11/15

SUPPLEMENT DATED NOVEMBER 13, 2015

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL® SERIES TRUST

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the changes impact your variable annuity product(s).

Effective February 1, 2016, the strategy of the JNL/Oppenheimer Emerging Markets Innovator Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers that are economically tied to an emerging market country. The Fund’s investments in issuers in frontier markets are included in this 80% policy.

As a result of the change in investment strategy, in the summary prospectus section entitled “Summary Overview of Each Fund,” for the JNL/Oppenheimer Emerging Markets Innovator Fund, in the sub-section entitled “Principal Investment Strategies,” please delete the third paragraph in its entirety and replace it with the following:

The Fund may also invest in securities of issuers in less-developed emerging market countries that are not included in standard emerging market benchmarks or classifications and are traditionally less accessible to investors or in the early stages of capital market or economic development (such countries are commonly referred to as “frontier” market countries). Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging and developing market countries. Investments in issuers in frontier market countries are included in the 80% of the Fund’s assets discussed in the investment policy above.

This Supplement is dated November 13, 2015.

(To be used with JMV8037 04/15, JMV8037BE 04/15, JMV8037NY 04/15 and JMV8037BENY 04/15.)

CMV16470 11/15

SUPPLEMENT DATED DECEMBER 18, 2015

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Sub-Adviser Change of Control for the JNL Multi-Manager Small Cap Value Fund

On December 8-9, 2015, the Board of the Trust approved a new investment sub-advisory agreement pursuant to a change of control, defined under the Investment Company Act of 1940, as amended, for the sub-adviser for JNL Multi-Manager Small Cap Value Fund (the “Multi-Manager Fund”). The Multi-Manager Fund is managed by several unaffiliated Sub-Advisers; Century Capital Management, LLC (“Century”) is one of those Sub-Advisers. Century recently entered into an agreement to restructure its ownership which resulted in the transfer of the Private Equity Group, one of Century’s separate business units within its organization. As a result, Century now consists solely of the remaining business unit, the Public Securities Group, which provides investment advisory services to Century’s mutual funds and institutional investors. Contract owners will be sent an Information Statement containing additional information on the change of control of the sub-adviser for the Multi-Manager Fund. As a result of this agreement, the original investment sub-advisory agreement terminated. The Transaction is not expected to result in any changes to the personnel responsible for managing the Century strategy sleeve of the Multi-Manager Fund. The transaction relating to the change of control was not subject to shareholder approval and is expected to take place on December 31, 2015.

This Supplement is dated December 18, 2015.

(To be used with JMV7698 04/15, VC5869 04/15, JMV7697 04/15, VC5890 04/15, VC5890ML 04/15, VC4224 04/15, JMV8798 04/15, JMV9476 04/15, JMV5763ML 04/15, JMV9476ML 04/15, JMV5763WF 04/15, JMV9476WF 04/15, VC5995 04/15, JMV5765 04/15, JMV2731 04/15, JMV8037 04/15, JMV8037BE 04/15, JMV9476L 04/15, VC5825GW 04/15, VC5885GW 04/15, VC5884GW 04/15, JMV7698NY 04/15, NV5869 04/15, JMV7697NY 04/15, NV5890 04/15, NV4224 04/15, JMV9476NY 04/15, NV4224WF 04/15, JMV9476WFNY 04/15, NMV2731 04/15, JMV8037NY 04/15, JMV8037BENY 04/15, JMV9476LNY 04/15, FVC4224FT 04/15, VC5526 04/15, VC3656 04/15, VC3657 04/15, VC3723 04/15, NV5526 04/15, NV3174GW 04/15, NV3174CEGW 04/15, NV3784 04/15, and NV5825GW 04/15.)

CMX16606 12/15

SUPPLEMENT DATED DECEMBER 18, 2015

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Capital Guardian Global Diversified Research Fund

On December 8-9, 2015, the Board of Trustees (the “Board”) of the JNL Series Trust (the “Trust”) approved the proposed reorganization of the JNL/Capital Guardian Global Diversified Research Fund (the “Capital Guardian Fund” or the “Acquired Fund”) into the JNL/Oppenheimer Global Growth Fund (the “Oppenheimer Fund” or the “Acquiring Fund”) (the “Reorganization”), each a series of the Trust.

The Reorganization is subject to approval by the shareholders of the Capital Guardian Fund at a shareholders’ meeting expected to be held in March 2016. If approved, it is expected that the Reorganization will take place on or around April 22, 2016 (the “Closing Date”). No assurance can be given that the Reorganization will be approved.

Under the terms of the proposed Agreement and Plan of Reorganization, the Capital Guardian Fund’s assets and liabilities would be transferred to the Oppenheimer Fund in return for shares of the Oppenheimer Fund having an aggregate net asset value equal to the Capital Guardian Fund’s net assets as of the valuation date. These Oppenheimer Fund shares would be distributed pro rata to shareholders of the Capital Guardian Fund in exchange for their fund shares. Current Capital Guardian Fund shareholders would thus become shareholders of the Oppenheimer Fund and receive shares of Oppenheimer Fund with a total net asset value equal to that of their shares of the Capital Guardian Fund at the time of Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization and whether the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1) of the Code. In the event the Reorganization qualifies as a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders. The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization. The Acquired Fund will recognize gains or losses upon such dispositions; any such gains will be distributed to Acquired Fund shareholders. In the event the Reorganization does not qualify as a tax-free reorganization, the Acquired Fund will recognize gains or losses on the transfer of its portfolio assets to Acquiring Fund, and the Acquired Fund shareholders will recognize gains or losses on the exchange of their shares for Acquiring Fund shares.

The Capital Guardian Fund and the Oppenheimer Fund have substantially similar investment objectives. In addition to having substantially similar investment objectives, the Funds also employ similar principal investment strategies in seeking to achieve those objectives. The Funds also have some overlap in their risk profiles. A full description of the Oppenheimer Fund and the terms of the proposed Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the Capital Guardian Fund on or about January 29, 2016.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Oppenheimer Fund, nor is it a solicitation of any proxy. For more information regarding Oppenheimer Fund, or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and become effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com. The proxy statement/prospectus will also be available for free on the SEC’s web site (www.sec.gov). Please read the proxy statement/prospectus carefully before making any investment decisions.

Proposed Reorganization of JNL/Invesco Large Cap Growth Fund

On December 8-9, 2015, the Board of the Trust approved the proposed reorganization of the JNL/Invesco Large Cap Growth Fund (the “Invesco Fund” or the “Acquired Fund”) into the JNL/BlackRock Large Cap Select Growth Fund (the “BlackRock Fund” or the “Acquiring Fund”) (the “Reorganization”), each a series of the Trust.

The Reorganization is subject to approval by the shareholders of the Invesco Fund at a shareholders’ meeting expected to be held in March 2016. If approved, it is expected that the Reorganization will take place on or around April 22, 2016 (the “Closing Date”). No assurance can be given that the Reorganization will be approved.

Under the terms of the proposed Agreement and Plan of Reorganization, the Invesco Fund’s assets and liabilities would be transferred to the BlackRock Fund in return for shares of the BlackRock Fund having an aggregate net asset value equal to the Invesco Fund’s net assets as of the valuation date. These BlackRock Fund shares would be distributed pro rata to shareholders of the Invesco Fund in exchange for their fund shares. Current Invesco Fund shareholders would thus become shareholders of the BlackRock Fund and receive shares of BlackRock Fund with a total net asset value equal to that of their shares of the Invesco Fund at the time of Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization and whether the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1) of the Code. In the event the Reorganization qualifies as a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders. The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization. The Acquired Fund will recognize gains or losses upon such dispositions; any such gains will be distributed to Acquired Fund shareholders. In the event the Reorganization does not qualify as a tax-free reorganization, the Acquired Fund will recognize gains or losses on the transfer of its portfolio assets to Acquiring Fund, and the Acquired Fund shareholders will recognize gains or losses on the exchange of their shares for Acquiring Fund shares.

The Invesco Fund and the BlackRock Fund have substantially similar investment objectives. In addition to having substantially similar investment objectives, the Funds also employ similar principal investment strategies in seeking to achieve those objectives. The Funds also have some overlap in their risk profiles. A full description of the BlackRock Fund and the terms of the proposed Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the Invesco Fund on or about January 29, 2016.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of BlackRock Fund, nor is it a solicitation of any proxy. For more information regarding BlackRock Fund, or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and become effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com. The proxy statement/prospectus will also be available for free on the SEC’s web site (www.sec.gov). Please read the proxy statement/prospectus carefully before making any investment decisions.

This Supplement is dated December 18, 2015.

(To be used with JMV7698 04/15, VC5869 04/15, JMV7697 04/15, VC5890 04/15, VC5890ML 04/15, VC4224 04/15, JMV8798 04/15, JMV9476 04/15, JMV5763ML 04/15, JMV9476ML 04/15, JMV5763WF 04/15, JMV9476WF 04/15, VC5995 04/15, JMV5765 04/15, JMV2731 04/15, JMV9476L 04/15, VC5825GW 04/15, VC5885GW 04/15, VC5884GW 04/15, JMV7698NY 04/15, NV5869 04/15, JMV7697NY 04/15, NV5890 04/15, NV4224 04/15, JMV9476NY 04/15, NV4224WF 04/15, JMV9476WFNY 04/15, NMV2731 04/15, JMV9476LNY 04/15, FVC4224FT 04/15, VC5526 04/15, VC3656 04/15, VC3657 04/15, VC3723 04/15, NV5526 04/15, NV3174GW 04/15, NV3174CEGW 04/15, NV3784 04/15, and NV5825GW 04/15.)

CMX16607 12/15

SUPPLEMENT DATED DECEMBER 18, 2015

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Eastspring Investments Asia Ex-Japan Fund

On December 8-9, 2015, the Board of Trustees approved the proposed reorganization of the JNL/Eastspring Investments Asia Ex-Japan Fund (the “Asia Ex-Japan Fund” or the “Acquired Fund”) into the JNL/Eastspring Investments China-India Fund (the “China-India Fund” or the “Acquiring Fund”) (the “Reorganization”), each a series of the Trust.

The Reorganization is subject to approval by the shareholders of the Asia Ex-Japan Fund at a shareholders’ meeting expected to be held in March 2016. If approved, it is expected that the Reorganization will take place on or around April 22, 2016 (the “Closing Date”). No assurance can be given that the Reorganization will be approved.

Under the terms of the proposed Agreement and Plan of Reorganization, Asia Ex-Japan Fund’s assets and liabilities would be transferred to the China-India Fund in return for shares of the China-India Fund having an aggregate net asset value equal to the Asia Ex-Japan Fund’s net assets as of the valuation date. These China-India Fund shares would be distributed pro rata to shareholders of the Asia Ex-Japan Fund in exchange for their fund shares. Current Asia Ex-Japan Fund shareholders would thus become shareholders of the China-India Fund and receive shares of China-India Fund with a total net asset value equal to that of their shares of the Asia Ex-Japan Fund at the time of Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization and whether the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1) of the Code. In the event the Reorganization qualifies as a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders. The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization. The Acquired Fund will recognize gains or losses upon such dispositions; any such gains will be distributed to Acquired Fund shareholders. In the event the Reorganization does not qualify as a tax-free reorganization, the Acquired Fund will recognize gains or losses on the transfer of its portfolio assets to Acquiring Fund, and the Acquired Fund shareholders will recognize gains or losses on the exchange of their shares for Acquiring Fund shares.

The investment objectives of the Asia Ex-Japan Fund and the China-India Fund are currently the same, but the Funds employ slightly different principal investment strategies in seeking to achieve those objectives. The Funds also have some overlap in their risk profiles. As noted below, the China-India Fund is also undergoing a sub-adviser and name change that will be effective as of the date of the Reorganization. A full description of the China-India Fund and the terms of the proposed Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the Asia Ex-Japan Fund on or about January 29, 2016.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of China-India Fund, nor is it a solicitation of any proxy. For more information regarding China-India Fund, or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and become effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com. The proxy statement/prospectus will also be available for free on the SEC’s web site (www.sec.gov). Please read the proxy statement/prospectus carefully before making any investment decisions.

Sub-Adviser and Name Change for JNL/Eastspring Investments China-India Fund

On December 8-9, 2015, the Board of the Trust approved a change of sub-adviser for JNL/Eastspring Investments China-India Fund (“Fund”) and a change in the Fund’s name. Contract owners will be sent an Information Statement containing additional information on the change of sub-adviser for the JNL/Eastspring Investments China-India Fund. The Fund will be sub-advised by Invesco Hong Kong Limited and the name of the Fund will change to JNL/Invesco China-India Fund. The changes in sub-adviser and Fund name are not subject to shareholder approval and are expected to take place on or around April 25, 2016.

Investment Strategy, Sub-Adviser Additions and Name Change for JNL/Ivy Asset Strategy Fund

On December 8-9, 2015, the Board of the Trust approved the addition of two new sub-advisers for JNL/Ivy Asset Strategy Fund (“Fund”), a change in the Fund’s investment strategy to an active fixed income strategy, and a corresponding change in the Fund’s name. Contract owners will be sent a proxy statement containing additional information on the change of sub-adviser and investment strategy for the Fund. The Fund will be co-sub-advised by First Pacific Advisors, LLC, DoubleLine Capital LP, and Ivy Investment Management Company (the current sub-adviser for the Fund), and the name of the Fund will change to JNL/FPA + DoubleLine Flexible Allocation Fund.

A full description of the changes in investment strategy, risk profile, sub-advisers, and Fund name will be contained in a proxy statement, which is expected to be mailed to shareholders of the Fund on or about January 29, 2016. The changes in investment strategy are subject to approval by the shareholders of the Fund at a shareholders’ meeting expected to be held in March 2016. If approved, it is expected that the investment strategy changes will be effective on or around April 25, 2016. No assurance can be given that the investment strategy changes will be approved.

This Supplement is dated December 18, 2015.

(To be used with JMV7698 04/15, VC5869 04/15, JMV7697 04/15, VC5890 04/15, VC5890ML 04/15, VC4224 04/15, JMV8798 04/15, JMV9476 04/15, JMV5763ML 04/15, JMV9476ML 04/15, JMV5763WF 04/15, JMV9476WF 04/15, VC5995 04/15, JMV5765 04/15, JMV2731 04/15, JMV8037 04/15, JMV8037BE 04/15, JMV9476L 04/15, VC5825GW 04/15, VC5885GW 04/15, VC5884GW 04/15, JMV7698NY 04/15, NV5869 04/15, JMV7697NY 04/15, NV5890 04/15, NV4224 04/15, JMV9476NY 04/15, NV4224WF 04/15, JMV9476WFNY 04/15, NMV2731 04/15, JMV8037NY 04/15, JMV8037BENY 04/15, JMV9476LNY 04/15, FVC4224FT 04/15, VC5526 04/15, VC3656 04/15, VC3657 04/15, VC3723 04/15, NV5526 04/15, NV3174GW 04/15, NV3174CEGW 04/15, and NV3784 04/15.)

CMX16608 12/15

SUPPLEMENT DATED JANUARY 15, 2016

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL® SERIES TRUST

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective April 25, 2016, the strategy of the JNL/Goldman Sachs U.S. Equity Flex Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities and equity related and/or derivative instruments.

As a result of the change in investment strategy, in the summary prospectus section entitled “Summary Overview of Each Fund,” for the JNL/Goldman Sachs U.S. Equity Flex Fund, in the sub-section entitled “Principal Investment Strategies,” please delete the second paragraph in its entirety and replace it with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities and equity related and/or derivative instruments. The Sub-Adviser will normally establish long and short positions in equity securities. In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities the Sub-Adviser believes will underperform the index. This strategy offers the portfolio management team increased flexibility in expressing their views, whether positive or negative, on certain issuers. The Sub-Adviser intends to maintain a net long exposure (the market value of long positions minus the market value of short positions divided by the total market value of the portfolio) of approximately 100% and a beta of 1. The Sub-Adviser will normally target long positions of 130% of the Fund’s net assets, and short positions of 30% of the Fund’s net assets, but may vary from these targets.

This Supplement is dated January 15, 2016.

(To be used with JMV7698 04/15, VC5869 04/15, JMV7697 04/15, VC5890 04/15, VC5890ML 04/15, VC4224 04/15, JMV8798 04/15, JMV9476 04/15, JMV5763ML 04/15, JMV9476ML 04/15, JMV5763WF 04/15, JMV9476WF 04/15, VC5995 04/15, JMV5765 04/15, JMV2731 04/15, JMV8037 04/15, JMV8037BE 04/15, JMV9476L 04/15, VC5825GW 04/15, VC5885GW 04/15, VC5884GW 04/15, JMV7698NY 04/15, NV5869 04/15, JMV7697NY 04/15, NV5890 04/15, NV4224 04/15, JMV9476NY 04/15, NV4224WF 04/15, JMV9476WFNY 04/15, NMV2731 04/15, JMV8037NY 04/15, JMV8037BENY 04/15, JMV9476LNY 04/15, FVC4224FT 04/15, VC5526 04/15, VC3656 04/15, VC3657 04/15, VC3723 04/15, NV5526 04/15, NV3174GW 04/15, NV3174CEGW 04/15, and NV3784 04/15.)

CMX16691 01/16

SUPPLEMENT DATED JANUARY 22, 2016

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL® SERIES TRUST

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective January 22, 2016, for the JNL/Capital Guardian Global Diversified Research Fund in the section entitled, “Principal Risks of Investing in the Fund,” please add the following paragraph:

•

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Effective January 22, 2016, for the JNL/Invesco Large Cap Growth Fund in the section entitled, “Principal Risks of Investing in the Fund,” please add the following paragraphs:

•

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•

Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.

Effective January 22, 2016, for the JNL/Capital Guardian Global Diversified Research Fund, in the section entitled, “Additional Information About the Funds,” under “Principal Risks of Investing in the Fund,” please add the following:

•	Equity securities risk

Effective January 22, 2016, for the JNL/Invesco Large Cap Growth Fund, in the section entitled, “Additional Information About the Funds,” under “Principal Risks of Investing in the Fund,” please add the following:

•	Equity securities risk
•	Large-capitalization investing risk

This Supplement is dated January 22, 2016.

(To be used with JMV7698 04/15, VC5869 04/15, JMV7697 04/15, VC5890 04/15, VC5890ML 04/15, VC4224 04/15, JMV8798 04/15, JMV9476 04/15, JMV5763ML 04/15, JMV9476ML 04/15, JMV5763WF 04/15, JMV9476WF 04/15, VC5995 04/15, JMV5765 04/15, JMV2731 04/15, JMV9476L 04/15, VC5825GW 04/15, VC5885GW 04/15, VC5884GW 04/15, JMV7698NY 04/15, NV5869 04/15, JMV7697NY 04/15, NV5890 04/15, NV4224 04/15, JMV9476NY 04/15, NV4224WF 04/15, JMV9476WFNY 04/15, NMV2731 04/15, JMV9476LNY 04/15, FVC4224FT 04/15, VC5526 04/15, VC3656 04/15, VC3657 04/15, VC3723 04/15, NV5526 04/15, NV3174GW 04/15, NV3174CEGW 04/15, NV3784 04/15, and NV5825GW 04/15.)

CMX16708 01/16

SUPPLEMENT DATED JANUARY 22, 2016

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL® SERIES TRUST

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective January 22, 2016, for the JNL/Mellon Capital Emerging Markets Index Fund in the section entitled, “Principal Risks of Investing in the Fund,” please delete the paragraph entitled, “Managed portfolio risk,” in its entirety and add the following paragraph:

•

Depositary receipts risk – Depositary receipts, such as ADRs, GDRs and EDRs, may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

Effective January 22, 2016, for the JNL/Mellon Capital Emerging Markets Index Fund, in the section entitled, “Additional Information About the Funds,” under “Principal Risks of Investing in the Fund,” please delete the bullet point “Managed portfolio risk” in its entirety and add the following:

•	Depositary receipts risk

This Supplement is dated January 22, 2016.

(To be used with JMV7698 04/15, VC5869 04/15, JMV7697 04/15, VC5890 04/15, VC5890ML 04/15, VC4224 04/15, JMV8798 04/15, JMV9476 04/15, JMV5763ML 04/15, JMV9476ML 04/15, JMV5763WF 04/15, JMV9476WF 04/15, VC5995 04/15, JMV5765 04/15, JMV2731 04/15, JMV8037 04/15, JMV8037BE 04/15, JMV9476L 04/15, VC5825GW 04/15, VC5885GW 04/15, VC5884GW 04/15, JMV7698NY 04/15, NV5869 04/15, JMV7697NY 04/15, NV5890 04/15, NV4224 04/15, JMV9476NY 04/15, NV4224WF 04/15, JMV9476WFNY 04/15, NMV2731 04/15, JMV8037NY 04/15, JMV8037BENY 04/15, JMV9476LNY 04/15, FVC4224FT 04/15, VC5526 04/15, VC3656 04/15, VC3657 04/15, VC3723 04/15, NV5526 04/15, NV3174GW 04/15, NV3174CEGW 04/15, and NV3784 04/15.)

CMX16709 01/16

SUPPLEMENT DATED FEBRUARY 1, 2016

TO THE PROSPECTUS DATED APRIL 27, 2015

JNL® SERIES TRUST

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective December 30, 2015, for the JNL/JPMorgan MidCap Growth Fund please delete the portfolio manager table in its entirety and replace it with the following:

Name:	Joined Fund Management Team In:	Title:
Tim Parton	2007	Managing Director, J.P. Morgan Investment Management Inc.
Felise Agranoff	2015	Managing Director, J.P. Morgan Investment Management Inc.

This Supplement is dated February 1, 2016.

(To be used with JMV7698 04/15, VC5869 04/15, JMV7697 04/15, VC5890 04/15, VC5890ML 04/15, VC4224 04/15, JMV8798 04/15, JMV9476 04/15, JMV5763ML 04/15, JMV9476ML 04/15, JMV5763WF 04/15, JMV9476WF 04/15, VC5995 04/15, JMV5765 04/15, JMV2731 04/15, JMV8037 04/15, JMV8037BE 04/15, JMV9476L 04/15, VC5825GW 04/15, VC5885GW 04/15, VC5884GW 04/15, JMV7698NY 04/15, NV5869 04/15, JMV7697NY 04/15, NV5890 04/15, NV4224 04/15, JMV9476NY 04/15, NV4224WF 04/15, JMV9476WFNY 04/15, NMV2731 04/15, JMV8037NY 04/15, JMV8037BENY 04/15, JMV9476LNY 04/15, FVC4224FT 04/15, VC5526 04/15, VC3656 04/15, VC3657 04/15, VC3723 04/15, NV5526 04/15, NV3174GW 04/15, NV3174CEGW 04/15, NV3784 04/15, and NV5825GW 04/15.)

CMX16736 02/16

JNL Series Trust JNL Variable Fund LLC One Corporate Way Lansing, MI 48951	PRSRT STD U.S. POSTAGE PAID JACKSON NATIONAL ASSET MANAGEMENT L.L.C.

VADV7338 01/16

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named William R. Rybak as an Audit Committee financial expert serving on its Audit Committee. William R. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2014 and December 31, 2015. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2014	$1,035,631	$22,710	$375,364	$119,133
2015	$1,259,113	$ 0	$402,657	$44,570

The above Audit-Related Fees for 2014 and 2015 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s Rule 17f-2 security counts.

The above Tax Fees for 2014 and 2015 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

The above All Other Fees for 2014 and 2015 are the aggregate fees billed for professional services by KPMG to the registrant related to European withholding reclaims.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2014	$134,017	$10,500	$0
2015	$140,795	$17,000	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16 of the registrant’s adviser and administrator and an audit of a non-registered affiliated investment company.

The above Tax Fees for 2014 and 2015 are the aggregate fees billed for professional services by KPMG to Adviser Entities for tax compliance, tax advice, and tax return review.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditor’s independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2014 was $661,724. As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2015 was $ 605,022.

(h) For the fiscal years ended December 31, 2013 and December 31, 2014, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a) Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/DFA U.S. Core Equity Fund, the JNL Multi-Manager Small Cap Growth Fund, the JNL/Goldman Sachs U.S. Equity Flex Fund, the JNL/JPMorgan MidCap Growth Fund, the JNL/Capital Guardian Global Diversified Research Fund, the JNL/PIMCO Total Return Bond Fund, the JNL/PIMCO Real Return Fund, the JNL/Franklin Templeton International Small Cap Growth Fund, the JNL/Capital Guardian Global Balanced Fund, the

JNL/Lazard Emerging Markets Fund, the JNL/WMC Balanced Fund, the JNL/Goldman Sachs Core Plus Bond Fund, the JNL/PPM America High Yield Bond Fund, the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, the JNL/T. Rowe Price Value Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Invesco Small Cap Growth Fund, the JNL/Mellon Capital International Index Fund, the JNL/Mellon Capital Bond Index Fund, the JNL/Mellon Capital S&P 500 Index Fund, the JNL/Mellon Capital S&P 400 Mid Cap Index Fund, the JNL/Mellon Capital Small Cap Index Fund, the JNL/Invesco Global Real Estate Fund, the JNL Multi-Manager Small Cap Value Fund, the JNL/Franklin Templeton Global Growth Fund, the JNL/Franklin Templeton Mutual Shares Fund, the JNL/Franklin Templeton Global Multisector Bond Fund, the JNL/Franklin Templeton Income Fund, the JNL/Goldman Sachs Mid Cap Value Fund, the JNL/T. Rowe Price Short-Term Bond Fund, the JNL/Goldman Sachs Emerging Markets Debt Fund, the JNL/Mellon Capital Emerging Markets Index Fund, the JNL/S&P International 5 Fund, the JNL/Boston Partners Global Long Short Equity Fund, the JNL Multi-Manager Alternative Fund, the JNL/Westchester Capital Event Driven Fund, the JNL/Neuberger Berman Strategic Income Fund, the JNL/Ivy Asset Strategy Fund, the JNL/PPM America Floating Rate Income Fund, the JNL/DoubleLine Shiller Enhanced CAPE Fund, and the JNL/BlackRock Global Allocation Fund, for which a summary schedule of investments was provided in the Annual Report dated December 31, 2015, pursuant to § 210.1212 of Regulation S-X.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
JNL/BlackRock Global Allocation Fund (b)

COMMON STOCKS - 51.6%

CONSUMER DISCRETIONARY - 6.0%
Accor SA	66	$2,873
Aisin Seiki Co. Ltd.	115	4,941
Alpine Electronics Inc.	20	312
Amazon.com Inc. (c)	—	152
ASKUL Corp.	1	28
Autobacs Seven Co. Ltd. (e)	10	173
Axel Springer SE	7	406
Bayerische Motoren Werke AG	26	2,728
Bed Bath & Beyond Inc. (c)	37	1,792
Benesse Corp.	4	127
Bridgestone Corp. (e)	199	6,819
Brilliance China Automotive Holdings Ltd.	872	1,091
Canon Marketing Japan Inc.	14	222
Cheng Shin Rubber Industry Co. Ltd.	634	1,024
Coats Group Plc (c)	214	78
Comcast Corp. - Class A	183	10,330
Compagnie Generale des Etablissements Michelin	4	362
Delphi Automotive Plc	85	7,294
Delta Topco Ltd. (f) (p) (q)	2,155	85
Dena Co. Ltd. (e)	41	633
Denso Corp.	206	9,849
DISH Network Corp. - Class A (c)	78	4,468
Dongfeng Motor Group Co. Ltd. - Class H	505	669
Eutelsat Communications Group SA	26	766
Exedy Corp.	10	232
Expedia Inc.	8	1,051
Ford Motor Co.	502	7,069
Fuji Heavy Industries Ltd.	361	14,864
Futaba Industrial Co. Ltd. (e)	121	577
Garmin Ltd. (e)	23	861
Gestevision Telecinco SA	72	781
Goodyear Tire & Rubber Co.	13	433
Haier Electronics Group Co. Ltd.	976	1,970
Home Depot Inc.	6	811
Honda Motor Co. Ltd.	157	5,012
Hyundai Motor Co.	40	5,059
Hyundai Wia Corp.	10	907
Inditex SA	93	3,188
Isuzu Motors Ltd.	311	3,355
Koito Manufacturing Co. Ltd.	59	2,407
Las Vegas Sands Corp.	39	1,693
Lear Corp.	10	1,213
Liberty Broadband Corp. - Class A (c)	33	1,701
Liberty Broadband Corp. - Class C (c)	74	3,858
Liberty Global Plc - Class A (c)	54	2,278
Liberty Media Corp. - Class A (c)	97	3,823
Liberty Media Corp. - Class C (c)	182	6,944
Lowe’s Cos. Inc.	9	720
M6-Metropole Television SA	10	173
Macy’s Inc.	35	1,217
Maruti Suzuki India Ltd.	44	3,050
McDonald’s Corp.	6	689
Mediaset SpA	324	1,345
Michael Kors Holdings Ltd. (c)	107	4,272
MRV Engenharia e Participacoes SA	8	18
Namco Bandai Holdings Inc.	29	617
Nike Inc. - Class B	7	453
Nikon Corp. (e)	316	4,234
NOS SGPS	320	2,516
Numericable SFR	9	340
Peugeot SA (c)	210	3,674
ProSiebenSat.1 Media SE	32	1,613

	Shares/Par †	Value
RAI Way SpA	566	2,903
Renault SA	23	2,350
Rinnai Corp.	34	3,021
RTL Group SA	8	704
Sanrio Co. Ltd. (e)	95	2,229
Scripps Networks Interactive Inc. - Class A	3	183
Sega Sammy Holdings Inc.	187	1,751
Shimamura Co. Ltd. (e)	4	480
Societe Television Francaise 1	29	318
Stanley Electric Co. Ltd.	16	351
Starbucks Corp.	4	259
Stroeer SE	7	429
Suzuki Motor Corp.	156	4,743
Target Corp.	50	3,612
Tiffany & Co.	33	2,481
Time Warner Cable Inc.	16	2,904
TomTom NV (c)	162	2,040
Toyota Industries Corp.	210	11,235
Toyota Motor Corp.	161	9,902
TUI AG	83	1,476
TV Asahi Holdings Corp.	14	243
Urban Outfitters Inc. (c)	124	2,819
Vivendi SA	67	1,444
Volkswagen AG	1	184
Whirlpool Corp.	28	4,113
Williams-Sonoma Inc.	13	733
Wyndham Worldwide Corp.	9	647
Yamada Denki Co. Ltd.	520	2,245
Yamaha Corp.	40	969
Yulon Motor Co. Ltd.	782	712
Zhongsheng Group Holdings Ltd. (e)	1,049	631

		220,351

CONSUMER STAPLES - 4.2%
Ajinomoto Co. Inc.	82	1,941
Altria Group Inc.	13	770
Anheuser-Busch InBev NV	3	333
Archer-Daniels-Midland Co.	14	525
Asahi Breweries Ltd.	61	1,894
British American Tobacco Plc	6	326
Chaoda Modern Agriculture Holdings Ltd. (c) (q)	604	19
Coca-Cola Co.	308	13,226
Coca-Cola Enterprises Inc.	7	350
Colgate-Palmolive Co.	75	5,021
Colruyt SA	16	808
Constellation Brands Inc. - Class A	9	1,239
Costco Wholesale Corp.	2	306
CVS Health Corp.	94	9,158
Danone SA	51	3,470
Diageo Plc	8	219
Diageo Plc - ADR	40	4,378
Distribuidora Internacional de Alimentacion SA	504	2,975
Dr. Pepper Snapple Group Inc.	5	447
Edgewell Personal Care Co.	37	2,881
FamilyMart Co. Ltd.	58	2,699
General Mills Inc.	3	151
Hain Celestial Group Inc. (c)	18	728
Imperial Tobacco Group Plc	3	160
Japan Tobacco Inc.	59	2,155
Kimberly-Clark Corp.	29	3,744
Kraft Heinz Foods Co.	24	1,771
Kroger Co.	31	1,291
L’Oreal SA	9	1,449
Mondelez International Inc. - Class A	8	345
Nestle SA	181	13,473
PepsiCo Inc.	64	6,405
Philip Morris International Inc.	96	8,409

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Procter & Gamble Co.	228	18,139
Reckitt Benckiser Group Plc	2	197
Reynolds American Inc.	4	171
SABMiller Plc	312	18,666
Seven & I Holdings Co. Ltd.	45	2,037
SLC Agricola SA	131	543
Suntory Beverage & Food Ltd.	46	2,027
Unilever NV - CVA	9	400
Wal-Mart Stores Inc.	165	10,114
Walgreens Boots Alliance Inc.	72	6,152
Wesfarmers Ltd.	4	106
Whole Foods Market Inc.	59	1,991

		153,609

ENERGY - 4.2%
Anadarko Petroleum Corp.	340	16,519
Athabasca Oil Corp. (c) (e)	490	546
Baker Hughes Inc.	7	334
BG Group Plc	41	598
BP Plc	221	1,148
Cameco Corp.	286	3,529
Cameron International Corp. (c)	6	392
Cenovus Energy Inc.	545	6,887
Chevron Corp.	37	3,362
Coal India Ltd.	662	3,286
ConocoPhillips Co.	21	967
CONSOL Energy Inc. (e)	600	4,738
Enbridge Inc.	10	336
ENI SpA	30	448
EOG Resources Inc.	27	1,935
EQT Corp.	95	4,975
Exxon Mobil Corp.	71	5,545
Halliburton Co.	14	482
Helmerich & Payne Inc. (e)	8	408
INPEX Corp.	642	6,255
KazMunaiGas Exploration Production JSC - GDR	132	983
Kinder Morgan Inc.	28	424
Marathon Petroleum Corp.	505	26,185
Occidental Petroleum Corp.	13	877
Ocean Rig UDW Inc.	89	145
Oceaneering International Inc.	127	4,753
Oil & Natural Gas Corp. Ltd.	733	2,675
Ophir Energy Plc (c)	1,331	1,920
Petroleo Brasileiro SA - Petrobras - ADR (c) (e)	333	1,430
Pioneer Natural Resources Co.	52	6,520
Reliance Industries Ltd.	376	5,754
Royal Dutch Shell Plc - Class A	48	1,080
Royal Dutch Shell Plc - Class B	30	677
SBM Offshore NV (c) (e)	815	10,295
Schlumberger Ltd.	163	11,394
StatoilHydro ASA	565	7,884
Suncor Energy Inc.	18	456
Total SA (e)	98	4,375
Total SA - ADR (e)	11	478
TransCanada Corp. (e)	5	164
Valero Energy Corp.	25	1,801
Whiting Petroleum Corp. (c)	353	3,336
Williams Cos. Inc.	11	289

		156,585

FINANCIALS - 9.6%
ACE Ltd.	5	612
AIA Group Ltd.	597	3,565
Allstate Corp.	73	4,517
American International Group Inc. (o)	123	7,603
American Tower Corp.	6	601
Ameriprise Financial Inc.	6	627

	Shares/Par †	Value
AvalonBay Communities Inc.	2	382
AXA SA	230	6,274
Axis Capital Holdings Ltd.	14	789
Banco Santander SA	689	3,387
Bank of America Corp.	957	16,111
Bank of New York Mellon Corp.	69	2,824
Bank of Yokohama Ltd.	116	711
Barclays Plc	338	1,086
Berkshire Hathaway Inc. - Class A (c)	—	6,725
Berkshire Hathaway Inc. - Class B (c)	78	10,359
BHF Kleinwort Benson Group - ADR (c)	5	33
BNP Paribas SA	51	2,874
Boston Properties Inc.	2	307
Brookfield Asset Management Inc. - Class A	69	2,183
Brookfield Asset Management Inc.	10	328
Capital One Financial Corp.	10	736
CapitaLand Ltd.	3,189	7,496
Charles Schwab Corp.	101	3,329
Cheung Kong Property Holdings Ltd.	31	197
China Bank Ltd.	97	688
China Resources Land Ltd.	1,530	4,427
Chubb Corp.	98	13,026
Citigroup Inc.	342	17,706
Citizens Financial Group Inc.	14	363
CME Group Inc.	35	3,140
CNA Financial Corp.	15	537
Credit Suisse Group AG	95	2,040
Crown Castle International Corp.	41	3,578
Cyrela Brazil Realty SA	140	266
Daikyo Inc.	192	311
Daito Trust Construction Co. Ltd.	23	2,668
Daiwa House Industry Co. Ltd.	7	204
Deutsche Bank AG	117	2,852
Discover Financial Services	13	698
Equinix Inc.	1	264
Equity Residential	6	462
Essex Property Trust Inc.	1	237
Fibra Uno Administracion SA de CV	2,270	5,004
Fifth Third Bancorp (e)	18	359
Fukuoka Financial Group Inc.	230	1,141
General Growth Properties Inc.	9	242
Global Logistic Properties Ltd.	5,517	8,331
Goldman Sachs Group Inc.	23	4,209
Hartford Financial Services Group Inc.	39	1,708
HCP Inc.	7	259
Host Hotels & Resorts Inc.	11	170
HSBC Holdings Plc	2,387	18,845
ING Groep NV - CVA	237	3,200
Intesa Sanpaolo SpA	1,997	6,632
Japan Post Bank Co. Ltd.	161	2,350
JPMorgan Chase & Co.	274	18,105
Land Securities Group Plc	9	154
Legal & General Group Plc	666	2,629
Lincoln National Corp.	24	1,193
Lloyds Banking Group Plc	2,063	2,220
Macerich Co.	2	173
Marsh & McLennan Cos. Inc.	79	4,359
Merlin Properties Socimi SA (e)	257	3,222
MetLife Inc.	37	1,801
Mitsubishi Estate Co. Ltd.	332	6,903
Mitsubishi UFJ Financial Group Inc.	873	5,409
Mitsui Fudosan Co. Ltd.	11	276
Mizuho Financial Group Inc.	1,296	2,592
Morgan Stanley	133	4,220
MS&AD Insurance Group Holdings	38	1,106
Nomura Holdings Inc.	469	2,611
ProLogis Inc.	87	3,741
Prudential Financial Inc.	7	604

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Public Storage (e)	2	551
Realty Income Corp. (e)	4	188
Regions Financial Corp.	269	2,583
Reinsurance Group of America Inc.	8	695
Scentre Group	62	188
Shizuoka Bank Ltd.	66	640
Simon Property Group Inc.	5	931
SL Green Realty Corp.	2	175
Societe Generale SA	39	1,802
Sompo Japan Nipponkoa Holdings	31	1,002
Sony Financial Holdings Inc.	203	3,635
St. Joe Co. (c) (e)	301	5,580
Standard Chartered Plc	329	2,733
Sumitomo Mitsui Financial Group Inc.	73	2,759
Sun Hung Kai Properties Ltd.	539	6,474
SunTrust Banks Inc. (e)	46	1,956
Svenska Handelsbanken AB - Class A	213	2,831
Synchrony Financial (c)	110	3,336
Tokio Marine Holdings Inc.	77	2,978
Toronto-Dominion Bank	125	4,898
Travelers Cos. Inc.	18	2,022
U.S. Bancorp	124	5,312
UBS Group AG	375	7,283
Unibail-Rodamco SE	18	4,559
UniCredit SpA	339	1,875
Unum Group	105	3,497
Ventas Inc. (e)	5	264
Vonovia SE	59	1,825
Vornado Realty Trust (e)	3	255
Wells Fargo & Co.	362	19,704
Welltower Inc.	6	377
Weyerhaeuser Co.	8	226
Wharf Holdings Ltd.	1,090	6,010
XL Group Plc	92	3,621
Zurich Insurance Group AG (c)	6	1,567

		355,223

HEALTH CARE - 7.1%
Abbott Laboratories	74	3,341
AbbVie Inc.	105	6,245
Aetna Inc.	102	11,069
Al Noor Hospitals Group Plc	170	2,780
Alexion Pharmaceuticals Inc. (c)	17	3,209
Alkermes Plc (c)	13	1,022
Allergan Plc (c)	25	7,902
AmerisourceBergen Corp.	9	902
Amgen Inc.	65	10,594
Anacor Pharmaceuticals Inc. (c)	1	79
Anthem Inc.	55	7,660
Astellas Pharma Inc.	205	2,923
AstraZeneca Plc	158	10,669
AstraZeneca Plc - ADR	11	364
Bangkok Dusit Medical Services PCL	4,443	2,745
Baxter International Inc.	61	2,339
Bayer AG	29	3,657
Becton Dickinson & Co.	2	280
Biogen Inc. (c)	17	5,066
Bristol-Myers Squibb Co.	98	6,762
Bumrungrad Hospital PCL	315	1,836
Cardinal Health Inc.	11	963
Catalent Inc. (c)	162	4,046
Celgene Corp. (c)	28	3,299
DaVita HealthCare Partners Inc. (c)	37	2,549
Eisai Co. Ltd. (e)	23	1,521
Eli Lilly & Co.	116	9,814
Envision Healthcare Holdings Inc. (c)	27	713
Getinge AB - Class B	32	845
Gilead Sciences Inc.	53	5,390

	Shares/Par †	Value
HCA Holdings Inc. (c)	62	4,176
Healthscope Ltd.	1,785	3,440
Hoya Corp.	77	3,165
HTG Molecular Diagnostics Inc. (c)	25	108
IHH Healthcare Bhd	2,178	3,337
Integrated Diagnostics Holdings Plc (c)	123	610
Invitae Corp. (c) (e)	149	1,220
Johnson & Johnson	101	10,373
McKesson Corp.	72	14,177
Medipal Holdings Corp.	7	114
Merck & Co. Inc.	89	4,709
Mylan NV (c)	134	7,246
NMC Health Plc	289	3,579
Novartis AG	94	8,121
Otsuka Holdings Co. Ltd.	83	2,952
Pfizer Inc.	349	11,259
Raffles Medical Group Ltd.	230	673
Regeneron Pharmaceuticals Inc. (c)	3	1,395
Roche Holding AG	24	6,689
Sanofi SA	97	8,248
Sawai Pharmaceutical Co. Ltd.	11	733
Ship Healthcare Holdings Inc.	40	980
Shire Plc	40	2,744
Siloam International Hospitals Tbk PT	1,800	1,275
Sino Biopharmaceutical	1,974	1,785
Spire Healthcare Group Plc	1,112	5,134
Stryker Corp.	6	604
Surgery Partners Inc. (c)	68	1,398
Tenet Healthcare Corp. (c)	127	3,850
TESARO Inc. (c) (e)	21	1,102
Teva Pharmaceutical Industries Ltd. - ADR	163	10,721
Thermo Fisher Scientific Inc.	19	2,752
Ultragenyx Pharmaceutical Inc. (c)	8	929
UnitedHealth Group Inc.	12	1,417
Veeva Systems Inc. - Class A (c) (e)	204	5,893
Vertex Pharmaceuticals Inc. (c)	8	1,035
Zoetis Inc. - Class A	57	2,717

		261,244

INDUSTRIALS - 6.6%
3M Co.	5	708
Aena SA (c)	14	1,575
Aeroports de Paris	3	392
Airbus Group NV	121	8,166
American Airlines Group Inc.	91	3,859
Beijing Enterprises Holdings Ltd.	704	4,246
Boeing Co.	5	674
bpost SA	16	405
Canadian National Railway Co.	34	1,917
CAR Inc. (c) (e)	1,226	2,021
Caterpillar Inc.	24	1,604
Chiyoda Corp.	25	190
Cia de Distribucion Integral Logista Holdings SA	21	434
Cie de Saint-Gobain	72	3,111
Cintas Corp.	10	878
Colfax Corp. (c) (e)	89	2,085
COMSYS Holdings Corp.	9	124
CSX Corp.	98	2,531
CTT-Correios de Portugal SA	34	331
Daikin Industries Ltd.	66	4,813
Dassault Aviation SA	4	4,413
Delta Air Lines Inc.	62	3,129
Deutsche Post AG	115	3,206
Dover Corp.	6	379
East Japan Railway Co.	103	9,690
Eaton Corp. Plc	155	8,091
Ei Towers SpA	98	6,323

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Elis SA (c)	50	831
Emerson Electric Co.	89	4,279
Fanuc Ltd.	12	2,067
FedEx Corp.	55	8,212
Fraport AG Frankfurt Airport Services Worldwide	13	811
General Dynamics Corp.	7	917
General Electric Co.	730	22,753
Groupe Eurotunnel SE	56	701
GS Yuasa Corp.	395	1,468
Haitian International Holdings Ltd.	775	1,125
IHI Corp.	432	1,193
Ingersoll-Rand Plc	49	2,702
Japan Airlines Co. Ltd.	280	10,015
JGC Corp.	87	1,332
Kamigumi Co. Ltd.	29	250
Kansas City Southern	24	1,799
Keppel Corp. Ltd. (e)	900	4,111
Kinden Corp.	32	405
Komatsu Ltd.	129	2,109
Koninklijke Philips Electronics NV	203	5,179
Kubota Corp.	176	2,717
Mabuchi Motor Co. Ltd.	15	829
Maeda Road Construction Co. Ltd.	15	251
Mitsubishi Corp.	194	3,222
Mitsubishi Electric Corp.	712	7,474
Mitsubishi Heavy Industries Ltd.	701	3,065
Mitsui & Co. Ltd.	303	3,594
Nabtesco Corp.	39	782
Nippo Corp.	6	98
Nippon Express Co. Ltd.	170	799
Northrop Grumman Systems Corp.	6	1,109
Oesterreichische Post AG	5	195
Okumura Corp.	390	2,196
PACCAR Inc.	55	2,604
Randstad Holding NV	53	3,287
Raytheon Co.	7	877
Rockwell Automation Inc.	8	832
Safran SA	107	7,382
Secom Co. Ltd.	9	576
Seino Holdings Corp.	44	461
SHO-BOND Holdings Co. Ltd.	1	51
SMC Corp.	5	1,377
Sohgo Security Services Co. Ltd.	22	1,032
Southwest Airlines Co.	48	2,085
Sumitomo Corp.	299	3,045
Sumitomo Electric Industries Ltd.	206	2,903
Textron Inc.	30	1,267
TNT NV (c)	225	852
Toda Corp.	410	2,183
Toyota Tsusho Corp.	59	1,390
Tyco International Plc	117	3,740
Ubisoft Entertainment SA (c)	104	2,996
United Continental Holdings Inc. (c)	132	7,544
United Parcel Service Inc. - Class B	65	6,266
United Rentals Inc. (c)	79	5,741
United Technologies Corp.	54	5,175
Vinci SA	49	3,144
WABCO Holdings Inc. (c)	36	3,731

		244,426

INFORMATION TECHNOLOGY - 6.7%
Accenture Plc - Class A	12	1,268
Activision Blizzard Inc. (e)	111	4,306
Adobe Systems Inc. (c)	13	1,218
Alcatel-Lucent (c)	95	375
Alibaba Group Holding Ltd. - ADR (c) (e)	68	5,535
Alliance Data Systems Corp. (c)	2	685

	Shares/Par †	Value
Alphabet Inc. - Class A (c)	15	11,447
Alphabet Inc. - Class C (c)	36	27,579
Amdocs Ltd.	14	786
Apple Inc.	198	20,801
Applied Materials Inc.	5	102
Atos SE	64	5,401
Automatic Data Processing Inc.	2	184
Avago Technologies Ltd.	1	165
Broadcom Corp. - Class A	2	142
Check Point Software Technologies Ltd. (c) (e)	10	784
Cisco Systems Inc.	434	11,785
Cognizant Technology Solutions Corp. - Class A (c)	3	164
Computer Sciences Corp.	13	433
Corning Inc.	6	105
Delta Electronics Inc.	147	691
eBay Inc. (c)	78	2,132
Electronic Arts Inc. (c)	10	712
EMC Corp.	9	235
Facebook Inc. - Class A (c)	82	8,626
Fidelity National Information Services Inc.	14	853
FitBit Inc. - Class A (c) (e)	19	568
Global Payments Inc.	7	429
GoDaddy Inc. - Class A (c) (e)	35	1,125
GungHo Online Entertainment Inc. (e)	83	226
Hewlett Packard Enterprise Co.	173	2,627
Hitachi High-Technologies Corp.	23	614
Hitachi Kokusai Electric Inc.	16	218
Hon Hai Precision Industry Co. Ltd.	44	106
HP Inc.	235	2,782
Intel Corp.	161	5,530
International Business Machines Corp.	51	6,956
Intuit Inc.	10	923
Keyence Corp.	2	1,264
KLA-Tencor Corp.	8	524
Kyocera Corp.	74	3,418
Lookout Inc. (c) (f) (p) (q)	21	237
MasterCard Inc. - Class A	67	6,557
Micron Technology Inc. (c)	243	3,446
Microsoft Corp.	260	14,440
Mobileye NV (c) (e)	122	5,142
Murata Manufacturing Co. Ltd.	11	1,511
NEC Corp.	1,000	3,169
Nexon Co. Ltd.	43	695
Nintendo Co. Ltd.	33	4,593
NS Solutions Corp.	3	77
Nuance Communications Inc. (c)	97	1,934
Omron Corp.	48	1,587
Oracle Corp.	243	8,877
PayPal Holdings Inc. (c)	29	1,061
Pure Storage Inc. - Class A (c) (e)	122	1,895
Qorvo Inc. (c)	23	1,170
QUALCOMM Inc.	207	10,338
Rohm Co. Ltd.	110	5,546
Salesforce.com Inc. (c)	3	207
Samsung Electronics Co. Ltd.	2	2,050
Samsung SDI Co.	7	698
SAP SE	3	232
SK Hynix Inc.	87	2,236
Skyworks Solutions Inc.	9	710
Sopra Steria Group	6	690
Square Inc. - Class A (c) (e)	86	1,122
Sumco Corp. (e)	232	1,750
Sumisho Computer Systems Corp.	4	145
Taiwan Semiconductor Manufacturing Co. Ltd.	812	3,503
TE Connectivity Ltd.	2	118
Telefonaktiebolaget LM Ericsson - Class B	10	94
Telesites SAB - Class L (c) (e)	2,436	1,589

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Texas Instruments Inc.	22	1,221
Trend Micro Inc.	29	1,173
Twitter Inc. (c) (e)	153	3,538
United Internet AG	31	1,700
VeriSign Inc. (c) (e)	12	1,019
Visa Inc. - Class A	134	10,419
VMware Inc. - Class A (c) (e)	25	1,437
Western Digital Corp.	18	1,058
Worldline SA (c)	69	1,778
Yahoo! Inc. (c)	55	1,842
Yahoo! Japan Corp.	357	1,450

		247,878

MATERIALS - 3.1%
Air Liquide	11	1,287
Air Products & Chemicals Inc.	9	1,153
Akzo Nobel NV	154	10,284
Antofagasta Plc	656	4,513
Asahi Kasei Corp.	509	3,443
Axalta Coating Systems Ltd. (c)	143	3,803
Barrick Gold Corp.	542	4,001
BHP Billiton Plc	108	1,201
Constellium NV - Class A (c) (r)	217	1,674
Ecolab Inc.	12	1,423
Eldorado Gold Corp.	419	1,243
First Quantum Minerals Ltd. (e)	613	2,296
FMC Corp. (e)	68	2,664
Freeport-McMoran Inc. - Class B (e)	176	1,194
Gerdau SA - ADR (e)	536	643
Glencore Plc	2,554	3,385
Goldcorp Inc. (e)	267	3,085
Hitachi Chemical Co. Ltd.	161	2,554
International Paper Co.	14	546
JSR Corp.	167	2,598
Kuraray Co. Ltd.	161	1,955
Linde AG	11	1,535
LyondellBasell Industries NV - Class A	39	3,399
Monsanto Co.	23	2,266
Nippon Steel Corp.	59	1,169
Nitto Denko Corp.	112	8,169
Nucor Corp.	30	1,195
Platinum Group Metals Ltd. (c)	1,562	220
Platinum Group Metals Ltd. (c)	956	140
PPG Industries Inc.	13	1,250
Praxair Inc.	13	1,374
Rio Tinto Plc	248	7,218
Sealed Air Corp.	7	322
Shin-Etsu Chemical Co. Ltd.	157	8,552
Southern Copper Corp. (e)	216	5,648
Steel Dynamics Inc.	6	109
Syngenta AG	16	6,379
Tahoe Resources Inc.	349	3,018
Ube Industries Ltd.	1,188	2,509
Univar Inc. (c)	150	2,552
WestRock Co.	83	3,765
Yamato Kogyo Co. Ltd.	2	48

		115,782

TELECOMMUNICATION SERVICES - 2.4%
America Movil SAB de CV - Class L	1,716	1,205
America Movil SAB de CV - ADR - Class L (e)	141	1,985
AT&T Inc.	423	14,569
Axiata Group Bhd	1,463	2,180
BT Group Plc	542	3,763
Cellnex Telecom SAU	353	6,596
Deutsche Telekom AG	226	4,051
Iliad SA	7	1,589
KDDI Corp.	163	4,243

	Shares/Par †	Value
Koninklijke KPN NV	867	3,279
Nippon Telegraph & Telephone Corp.	104	4,155
Orange SA	97	1,614
Proximus SA	46	1,507
Singapore Telecommunications Ltd.	1,367	3,523
Telecom Italia SpA (c)	2,950	3,739
Telefonica Deutschland Holding AG	131	691
Telenet Group Holding NV (c)	7	368
Verizon Communications Inc.	332	15,322
Vodafone Group Plc	1,964	6,368
Vodafone Group Plc - ADR	208	6,723

		87,470

UTILITIES - 1.7%
AES Corp.	178	1,707
Ameren Corp.	3	111
American Electric Power Co. Inc.	53	3,068
American Water Works Co. Inc.	72	4,329
Calpine Corp. (c)	205	2,973
Centrica Plc	46	148
Chubu Electric Power Co. Inc.	245	3,354
CLP Holdings Ltd.	13	110
CMS Energy Corp. (e)	3	113
Consolidated Edison Inc.	4	227
Dominion Resources Inc.	49	3,326
DTE Energy Co.	2	147
Duke Energy Corp.	8	544
E.ON SE	16	150
Edison International	4	219
Electric Power Development Co. Ltd.	36	1,286
Enel SpA	633	2,653
Engie SA	154	2,736
Entergy Corp.	2	152
Eversource Energy	4	185
Exelon Corp.	11	297
FirstEnergy Corp.	5	152
Hong Kong & China Gas Co. Ltd.	55	108
Hongkong Electric Holdings Ltd.	12	110
Iberdrola SA	155	1,101
Kansai Electric Power Co. Inc. (c)	35	420
Kyushu Electric Power Co. Inc. (c)	155	1,685
National Grid Plc	286	3,938
NextEra Energy Inc.	44	4,573
NextEra Energy Partners LP	93	2,790
NRG Energy Inc.	148	1,736
NRG Yield Inc. - Class A (e)	25	344
NRG Yield Inc. - Class C (e)	25	365
PG&E Corp.	6	299
PPL Corp.	8	264
Public Service Enterprise Group Inc.	6	217
Sempra Energy	56	5,248
Southern Co.	10	462
SSE Plc	8	190
TerraForm Power Inc. - Class A (e)	80	1,011
Tokyo Electric Power Co. Inc. (c)	60	347
Tokyo Gas Co. Ltd.	1,791	8,415
WEC Energy Group Inc.	4	190
Xcel Energy Inc.	6	224

		62,024

Total Common Stocks (cost $1,972,702)		1,904,592

TRUST PREFERREDS - 0.4%

FINANCIALS - 0.4%
Citigroup Capital XIII, 6.69%, (callable at 25 beginning 02/08/16)	124	3,236
GMAC Capital Trust I, 8.13%, (callable at 25 beginning 02/15/16)	171	4,327

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
RBS Capital Funding Trust V, 5.90%, (callable at 25 beginning 02/08/16) (m)	107	2,636
RBS Capital Funding Trust VII - Series G, 6.08%, (callable at 25 beginning 02/08/16) (m)	133	3,315

Total Trust Preferreds (cost $13,172)		13,514

PREFERRED STOCKS - 2.7%

CONSUMER DISCRETIONARY - 0.2%
Volkswagen AG	40	5,704

CONSUMER STAPLES - 0.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar	52	547
Henkel AG & Co. KGaA	31	3,411

		3,958

FINANCIALS - 0.5%
American Tower Corp., 5.25%, 05/15/17	15	1,532
Crown Castle International Corp., 4.50%, 11/01/16 (v)	39	4,187
Forestar Group Inc., 6.00%, 12/15/16	70	1,071
HSBC Holdings Plc, 8.00%, (callable at 25 beginning 02/08/16) (e) (m)	70	1,831
Royal Bank of Scotland Group Plc - ADR - Series T, 7.25%, (callable at 25 beginning 02/08/16) (e) (m)	73	1,880
U.S. Bancorp - Series G, 6.00%, (callable at 25 beginning 04/15/17) (e) (m)	37	997
U.S. Bancorp, 6.50%, (callable at 25 beginning 01/15/22) (e) (m)	71	2,045
Wells Fargo & Co. - Series L, 7.50% (m) (v)	1	1,524
Welltower Inc., 6.50% (m) (v)	62	3,789

		18,856

HEALTH CARE - 0.7%
Allergan Plc, 5.50%, 03/01/18 (v)	10	10,334
Anthem Inc., 5.25%, 05/01/18	92	4,229
Grand Rounds Inc. - Series C (c) (f) (p) (q)	639	1,826
Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	9	9,501

		25,890

INFORMATION TECHNOLOGY - 1.1%
Domo Inc. (c) (f) (p) (q)	654	5,518
Dropbox Inc. - Series C (c) (f) (p) (q)	408	5,844
Lookout Inc. - Series F (c) (f) (p) (q)	284	3,242
Palantir Technologies Inc. (c) (f) (p) (q)	512	3,946
Samsung Electronics Co. Ltd.	9	8,699
Uber Technologies Inc. (c) (f) (p) (q)	303	14,784

		42,033

MATERIALS - 0.0%
Cliffs Natural Resources Inc. - Class A, 7.00%, 02/01/16	51	73

TELECOMMUNICATION SERVICES - 0.0%
Telecom Italia SpA	162	167

UTILITIES - 0.1%
Dominion Resources Inc., 6.38%, 07/01/17 - Series A	35	1,659

Total Preferred Stocks (cost $92,775)		98,340

RIGHTS - 0.0%
Unione di Banche Italiane SCPA (c) (f)	27	—

Total Rights (cost $0)		—

	Shares/Par †	Value
WARRANTS - 0.0%
TFS Corp. Ltd. (c) (f)	370	153
TFS Corp. Ltd. (c) (f)	105	43

Total Warrants (cost $0)		196

PURCHASED OPTIONS - 0.5%
Abbott Laboratories Call Option, Strike Price 49, Expiration 01/15/16, CGM	172,900	3
Activision Blizzard, Inc. Call Option, Strike Price 19, Expiration 01/15/16, DUB	180,301	3,555
Amazon.com Inc. Call Option, Strike Price 580, Expiration 01/15/16	19	196
Bank of New York Mellon Corp. Call Option, Strike Price 46, Expiration 05/20/16, DUB	268,552	195
Baxter International Inc. Call Option, Strike Price 72.75, Expiration 03/18/16, GSC	70,526	430
Call Swaption, 3-Month LIBOR versus 1.80% fixed, Expiration 5/13/16, DUB	95,866,000	98
Call Swaption, 6-Month Japanese Yen LIBOR versus 2.05% fixed, Expiration 01/19/16, GSC	114,430,000	160
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,426.55, Expiration 09/21/18, DUB	1,006	314
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,450, Expiration 03/17/17, MSC	2,213	534
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,500, Expiration 03/16/18, GSI	1,895	550
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,500, Expiration 06/16/17, CIT	2,067	455
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,500, Expiration 12/15/17, BBP	2,176	475
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,600, Expiration 06/15/18, UBS	922	226
Euro Stoxx 50 Price Index Call Option, Strike Price EUR 3,600, Expiration 09/15/17, BOA	2,127	461
Gentex Corp. Put Option, Strike Price 15, Expiration 03/18/16, MSC	110,900	51
Gentex Corp. Put Option, Strike Price 15, Expiration 03/18/16, UBS	37,508	17
Gilead Sciences Call Option, Strike Price 95, Expiration 01/15/16, CIT	33,800	230
Gilead Sciences Call Option, Strike Price 99, Expiration 05/20/16, DUB	37,322	295
Goldman Sachs Group Inc. Call Option, Strike Price 220, Expiration 05/20/16, DUB	64,500	45
IBM Corp. Call Option, Strike Price 182, Expiration 01/15/16, BBP	33,046	—
IBM Corp. Call Option, Strike Price 182, Expiration 01/15/16, DUB	33,046	—
Ibovespa Index Put Option, Strike Price BRL 44,000, Expiration 02/17/16, GSC	164	64
Ibovespa Index Put Option, Strike Price BRL 46,600, Expiration 02/17/16, BNP	193	152
Ibovespa Index Put Option, Strike Price BRL 47,000, Expiration 02/17/16, MSC	223	192
Ibovespa Index Put Option, Strike Price BRL 49,122, Expiration 08/17/16, BOA	199	224
Ibovespa Index Put Option, Strike Price BRL 51,369.43, Expiration 08/17/16, BOA	462	664
Ingersoll-Rand Plc Call Option, Strike Price 63.50, Expiration 01/15/16, MSC	60,848	—
Johnson & Johnson Call Option, Strike Price 103, Expiration 04/15/16, GSC	354,828	1,067
KeyCorp Call Option, Strike Price 15.75, Expiration 05/20/16, DUB	358,069	64

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Maxis Nikkei 225, Call Option, Strike Price JPY 21,968, Expiration 03/09/18, GSC	74,251	553
Merck & Co., Inc. Call Option, Strike Price 59, Expiration 01/15/16, GSC	347,148	1
MetLife Inc. Call Option, Strike Price 50, Expiration 01/20/17, UBS	59,824	227
MetLife Inc. Call Option, Strike Price 52.50, Expiration 01/20/17, UBS	54,800	140
Morgan Stanley Call Option, Strike Price 40.75, Expiration 05/20/16, DUB	268,552	28
Morgan Stanley Japan Custom Index Call Option, Strike Price JPY 145.58, Expiration 03/11/16, MSC ‡	7,106,990	379
Morgan Stanley Japan Custom Index Call Option, Strike Price JPY 155.62, Expiration 03/11/16, MSC ‡	1,828,077	103
Prudential Financial Inc. Call Option, Strike Price 87.50, Expiration 01/20/17, MSC	67,100	336
Put Swaption, 6-Month Japanese Yen LIBOR versus 1.07% fixed, Expiration 04/04/18, DUB	489,328,000	7
Put Swaption, 6-Month Japanese Yen LIBOR versus 1.25% fixed, Expiration 07/29/16, DUB	865,360,000	1
Put Swaption, 6-Month Japanese Yen LIBOR versus 1.35% fixed, Expiration 01/25/16, GSI	1,283,894,000	—
Put Swaption, 6-Month Japanese Yen LIBOR versus 1.35% fixed, Expiration 01/25/16, GSI	609,700,000	—
Qualcomm Inc. Call Option, Strike Price 52.50, Expiration 5/19/17, DUB	119,161	548
Russell 2000 Index Put Option, Strike Price 1,110, Expiration 02/19/16, BOA	15,687	359
Russell 2000 Index Put Option, Strike Price 1,135, Expiration 01/15/16, SGB	4,383	76
Russell 2000 Index Put Option, Strike Price 1,150, Expiration 01/15/16, CSI	6,685	171
S&P 500 Index Call Option, Strike Price 2,100, Expiration 01/15/16, MSC	4,530	14
S&P 500 Index Call Option, Strike Price 2,150, Expiration 02/19/16, MSC	4,530	18
S&P 500 Index Call Option, Strike Price 2,200, Expiration 03/18/16, MSC	4,530	12
S&P 500 Index Put Option, Strike Price 1,990, Expiration 02/19/16, BNP	11,765	384
S&P 500 Index Put Option, Strike Price 2,000 Expiration 01/15/16, UBS	9,303	121
Salesforce.com Inc. Call Option, Strike Price 80, Expiration 03/18/16	78	31
SPDR Gold Trust ETF, Call Option, Strike Price 111, Expiration 01/15/16	1,409	1
SPDR Gold Trust ETF, Call Option, Strike Price 113, Expiration 03/18/16	1,042	29
SPDR Gold Trust ETF, Call Option, Strike Price 114, Expiration 03/18/16	1,795	41
Stoxx Europe 600 Index Call Option, Strike Price EUR 355.61, Expiration 03/18/17, CSI	18,174	716
Stoxx Europe 600 Index Call Option, Strike Price EUR 372.06, Expiration 09/15/17, JPM	13,724	479
Stoxx Europe 600 Index Call Option, Strike Price EUR 375, Expiration 09/16/16, CSI	29,991	694
Stoxx Europe 600 Index Call Option, Strike Price EUR 380, Expiration 06/17/16, JPM	24,332	390
SunTrust Banks Inc. Call Option, Strike Price 45.50, Expiration 05/20/16, DUB	268,600	368
Taiwan Stock Exchange Index Call Option, Strike Price TWD 9,000, Expiration 09/20/17, MSC	29,972	296

	Shares/Par †	Value
Taiwan Stock Exchange Index Call Option, Strike Price TWD 9,000, Expiration 12/20/17, MSC	30,565	357
Taiwan Stock Exchange Index Call Option, Strike Price TWD 9,000.77, Expiration 09/21/16, CIT	29,600	142
Teva Pharmaceutical Industries Ltd. Call Option, Strike Price 63.50, Expiration 05/20/16, DUB	71,400	343
The Goldman Sachs Group Inc. Call Option, Strike Price 220, Expiration 01/15/16, DUB	24,800	—
Tokyo Stock Exchange Price Index Call Option, Strike Price JPY 1,625, Expiration 04/08/16, CIT	1,461,876	215
Tokyo Stock Exchange Price Index Call Option, Strike Price JPY 1,675, Expiration 06/10/16, CIT	1,130,236	161
Tokyo Stock Exchange Price Index Call Option, Strike Price JPY 1,675, Expiration 06/10/16, MSC	600,500	86
United Continental Holdings Inc. Call Option, Strike Price 60, Expiration 03/18/16, MSC	4,676	12
Wells Fargo & Co. Call Option, Strike Price 59, Expiration 05/20/16, DUB	268,552	173

Total Purchased Options (cost $26,940)		18,729

INVESTMENT COMPANIES - 0.9%
ETFS Gold Trust (c)	16	1,620
ETFS Physical Palladium Trust (c)	26	1,386
ETFS Platinum Trust (c)	22	1,854
iShares Gold Trust Fund (a) (c)	741	7,576
SPDR Gold Trust (c)	203	20,550

Total Investment Companies (cost $42,491)		32,986

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.1%
Logistics UK 2015 Plc, 4.11%, 08/20/18 (i) (p) (q)	$2,100	3,073

Total Non-U.S. Government Agency Asset-Backed Securities (cost $3,158)		3,073

CORPORATE BONDS AND NOTES - 7.8%

CONSUMER DISCRETIONARY - 0.2%
Cablevision Systems Corp., 5.88%, 09/15/22 (e)	1,103	937
Delta Topco Ltd., 10.00%, 11/24/16 (f) (p) (q) (y)	1,988	1,988
General Motors Financial Co. Inc., 3.50%, 07/10/19	2,777	2,787
NBCUniversal Enterprise Inc., 5.25%, (callable at 100 beginning 03/19/21) (m) (r)	1,000	1,060
Unitymedia Hessen GmbH & Co. KG, 5.50%, 01/15/23 (r)	800	798

		7,570

CONSUMER STAPLES - 0.1%
Celestial Nutrifoods Ltd., 0.00%, 06/12/11 (c) (d) (f) (q) (v), SGD	400	3
China Milk Products Group Ltd., 0.00%, 01/05/12 (c) (d) (f) (q) (v)	100	1
Edgewell Personal Care Co.
4.70%, 05/19/21	1,086	1,096
4.70%, 05/24/22	680	676
REI Agro Ltd.
0.00%, 11/13/14 (c) (d) (f) (p) (q) (v)	185	1

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
0.00%, 11/13/14 (c) (d) (f) (p) (q) (v)	628	3

		1,780

ENERGY - 0.6%
Chesapeake Energy Corp., 8.00%, 12/15/22 (r)	1,042	511
Cobalt International Energy Inc.
2.63%, 12/01/19 (v)	4,392	2,462
3.13%, 05/15/24 (v)	5,391	2,817
Pemex Project Funding Master Trust, 5.75%, 03/01/18	2,698	2,809
Petrobras Global Finance BV, 2.46%, 01/15/19 (e) (i)	704	535
Petroleos Mexicanos, 3.50%, 07/23/20 (r)	3,641	3,446
Sabine Pass Liquefaction LLC, 5.63%, 04/15/23	1,291	1,133
YPF SA
8.88%, 12/19/18 (r)	2,347	2,373
8.50%, 07/28/25 (r)	6,961	6,630

		22,716

FINANCIALS - 3.6%
Ally Financial Inc.
2.75%, 01/30/17	2,880	2,873
3.50%, 01/27/19	1,906	1,880
American Express Co., 4.90%, (callable at 100 beginning 03/15/20) (m)	2,065	1,962
American Tower Corp., 3.40%, 02/15/19	719	738
Banco Santander Chile, 2.33%, 06/07/18 (i) (r)	2,250	2,250
Bank of America Corp.
2.00%, 01/11/18	2,624	2,621
1.66%, 03/22/18 (i)	1,531	1,536
2.60%, 01/15/19	1,883	1,889
BNP Paribas SA, 2.40%, 12/12/18	5,551	5,595
Capital One Bank USA NA, 2.15%, 11/21/18	2,120	2,102
CapitaLand Ltd.
2.10%, 11/15/16 (p) (v), SGD	3,500	2,460
1.95%, 10/17/23 (r) (v), SGD	3,000	2,163
Citigroup Inc.
5.87% (callable at 100 beginning 03/27/20) (m)	3,849	3,820
5.95% (callable at 100 beginning 01/30/23) (m)	1,330	1,301
1.80%, 02/05/18	5,293	5,275
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22	873	884
Credit Suisse Group Guernsey I Ltd., 7.88%, 02/24/41 (p) (v)	1,916	1,973
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (r) (v)	4,947	4,254
Deutsche Bank AG, 1.88%, 02/13/18	2,275	2,256
Deutsche Bank Capital Funding Trust VII, 5.63%, (callable at 100 beginning 01/19/16) (m) (r)	530	531
Discover Bank, 2.00%, 02/21/18	361	359
Export-Import Bank of Korea
2.88%, 09/17/18	1,297	1,317
2.63%, 12/30/20 (e)	3,678	3,673
Ford Motor Credit Co. LLC
1.72%, 12/06/17	2,987	2,941
2.38%, 01/16/18	1,963	1,959
5.00%, 05/15/18	2,495	2,615
GE Capital International Funding Co., 2.34%, 11/15/20 (r)	1,171	1,162
General Electric Capital Corp.
5.55%, 05/04/20	404	457
6.37%, 11/15/67 (i)	2,079	2,171
Global Logistic Properties Ltd., 3.88%, 06/04/25 (r)	5,466	5,339

	Shares/Par †	Value
Goldman Sachs Group Inc.
5.38% (callable at 100 beginning 05/10/20) (m)	3,295	3,274
5.70% (callable at 100 beginning 05/10/19) (m)	3,164	3,144
HSBC Holdings Plc, 6.37%, (callable at 100 beginning 09/17/24) (e) (m) (v)	5,700	5,629
HSBC USA Inc., 1.63%, 01/16/18	996	991
Hyundai Capital America, 2.00%, 03/19/18 (r)	1,110	1,097
ING Groep NV, 6.00%, (callable at 100 beginning 04/16/20) (m) (v)	1,440	1,440
Intesa Sanpaolo SpA
3.88%, 01/16/18	941	965
3.88%, 01/15/19	4,258	4,385
JPMorgan Chase & Co.
5.15% (callable at 100 beginning 05/01/23) (m)	3,636	3,436
6.10% (callable at 100 beginning 10/01/24) (m)	7,236	7,273
4.35%, 08/15/21	1,448	1,541
Lloyds Bank Plc
2.30%, 11/27/18	754	757
13.00% (callable at 100 beginning 01/22/29) (m), GBP	2,575	6,560
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	1,842	2,032
Morgan Stanley
5.45% (callable at 100 beginning 07/15/19) (m)	2,367	2,311
7.30%, 05/13/19	1,171	1,346
Standard Chartered Plc, 6.50%, (callable at 100 beginning 04/02/20) (e) (m) (r) (v)	2,025	1,957
Sumitomo Mitsui Banking Corp., 2.45%, 01/10/19 (e)	2,205	2,213
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 02/14/22 (p)	1,100	1,169
Synchrony Financial, 3.75%, 08/15/21	890	889
Trust F/1401, 5.25%, 12/15/24 (e) (r)	1,474	1,463
UBS AG, 2.38%, 08/14/19	1,636	1,635
UBS Group AG, 4.13%, 09/24/25 (r)	2,275	2,274
USB Capital IX, 3.50%, (callable at 100 beginning 02/16/16) (m)	2,794	2,151
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19 (p)	1,513	1,450
Volkswagen International Finance NV, 4.00%, 08/12/20 (e) (p)	1,028	1,036

		132,774

HEALTH CARE - 0.7%
AbbVie Inc., 2.50%, 05/14/20	3,899	3,860
Actavis Funding SCS, 3.00%, 03/12/20	3,215	3,212
Bio City Development Co. BV, 8.00%, 07/06/18 (c) (d) (f) (p) (q) (v)	600	254
BioMarin Pharmaceutical Inc.
0.75%, 10/15/18 (v)	790	1,014
1.50%, 10/15/20 (v)	775	1,036
Forest Laboratories Inc.
4.38%, 02/01/19 (r)	2,375	2,488
5.00%, 12/15/21 (r)	1,695	1,843
Gilead Sciences Inc., 1.63%, 05/01/16 (v)	1,377	6,153
Medtronic Inc., 3.15%, 03/15/22	4,125	4,171
Mylan Inc., 2.55%, 03/28/19	2,575	2,541

		26,572

INDUSTRIALS - 0.3%
General Electric Co., 4.10%, (callable at 100 beginning 12/15/22) (m)	3,197	3,189
Hutchison Whampoa International 11 Ltd., 3.50%, 01/13/17 (r)	1,909	1,941

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Inversiones Alsacia SA, 8.00%, 12/31/18 (r)	2,335	514
Odebrecht Finance Ltd., 4.38%, 04/25/25 (r)	2,045	1,063
Suzlon Energy Ltd., 3.25%, 07/16/19 (k) (r) (v)	3,037	3,736

		10,443

INFORMATION TECHNOLOGY - 1.3%
Alibaba Group Holding Ltd.
3.13%, 11/28/21	2,863	2,777
3.60%, 11/28/24	1,406	1,343
AliphCom Inc., 0.00%, 04/01/20 (f) (j) (p) (q) (v)	13,943	20,283
eBay Inc., 2.20%, 08/01/19	1,217	1,203
Hewlett Packard Enterprise Co., 2.85%, 10/05/18 (r)	7,084	7,081
Intel Corp., 3.25%, 08/01/39 (v)	1,123	1,868
QUALCOMM Inc., 3.00%, 05/20/22	6,420	6,359
Sina Corp., 1.00%, 12/01/18 (v)	2,094	2,023
Take-Two Interactive Software Inc., 1.75%, 12/01/16 (v)	1,595	2,913
Twitter Inc., 1.00%, 09/15/21 (v)	1,682	1,406
Xerox Corp., 6.35%, 05/15/18	1,146	1,225

		48,481

MATERIALS - 0.3%
Constellium NV
7.00%, 01/15/23, EUR	1,189	1,047
8.00%, 01/15/23 (r)	345	270
First Quantum Minerals Ltd.
6.75%, 02/15/20 (p)	889	573
7.00%, 02/15/21 (e) (p)	3,769	2,365
TFS Corp. Ltd., 11.00%, 07/15/18 (p) (q)	6,002	6,242

		10,497

TELECOMMUNICATION SERVICES - 0.7%
AT&T Inc.
2.38%, 11/27/18	4,651	4,687
3.00%, 06/30/22	7,600	7,393
Hughes Satellite Systems Corp., 7.63%, 06/15/21	449	476
Intelsat Jackson Holdings SA, 7.50%, 04/01/21	2,568	2,234
Telecom Italia Finance SA
6.13%, 11/15/16 (r) (v), EUR	2,000	3,202
6.13%, 11/15/16 (p) (v), EUR	600	960
Telecom Italia SpA, 5.30%, 05/30/24 (r)	2,743	2,709
Telefonica Participaciones SAU, 4.90%, 09/25/17 (v), EUR	3,800	3,934
Telefonica SA, 6.00%, 07/24/17 (p) (v), EUR	1,300	1,761

		27,356

UTILITIES - 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (e) (r)	370	355

Total Corporate Bonds and Notes (cost $288,123)		288,544

VARIABLE RATE SENIOR LOAN INTERESTS - 1.0% (i)

CONSUMER DISCRETIONARY - 0.3%
Hilton Worldwide Finance LLC Term Loan B-2, 3.50%, 10/26/20	6,518	6,500
Univision Communications Inc. Replacement 1st Lien Term Loan, 4.00%, 03/01/20	4,898	4,785

		11,285

ENERGY - 0.1%
Drillship Ocean Ventures Inc. Term Loan B, 5.50%, 07/18/21	2,123	992
Fieldwood Energy LLC 2nd Lien Term Loan, 8.38%, 09/24/20	1,760	264
Ocean Rig UDW Inc. Term Loan B-1, 6.00%, 03/31/21	1,572	623

	Shares/Par †	Value
Seadrill Ltd. Term Loan B, 4.00%, 02/12/21	5,735	2,371

		4,250

FINANCIALS - 0.2%
Promontoria Blue Holding 2 BV Term Loan, 7.00%, 04/17/20 (f) (q), EUR	4,292	4,665
Sheridan Production Partners II LP Term Loan, 4.25%, 12/02/20 (q)	3,324	1,887
Sheridan Production Partners II LP Term Loan A, 4.25%, 12/02/20 (q)	462	262
Sheridan Production Partners II LP Term Loan M, 4.25%, 12/02/20 (q)	172	98

		6,912

HEALTH CARE - 0.2%
Endo Luxembourg Finance Co. I SARL Term Loan B, 3.75%, 06/30/22	2,720	2,680
Grifols Worldwide Operations USA Inc. Term Loan, 3.23%, 03/03/21	5,664	5,605
Mallinckrodt International Finance SA Term Loan B, 3.25%, 02/24/21	819	792

		9,077

INDUSTRIALS - 0.0%
Novelis Inc. Initial Term Loan, 4.00%, 06/15/22	1,557	1,482

MATERIALS - 0.1%
Univar Inc. Initial Dollar Term Loan, 4.25%, 06/30/22	2,643	2,553

UTILITIES - 0.1%
Calpine Corp. Term Loan B-5, 3.50%, 06/15/22	2,701	2,570

Total Variable Rate Senior Loan Interests (cost $47,040)		38,129

GOVERNMENT AND AGENCY OBLIGATIONS - 12.2%

GOVERNMENT SECURITIES - 11.8%

Sovereign - 4.9%
Argentina Bonar Bond, 8.75%, 05/07/24 (e)	7,563	8,070
Brazil Government International Bond, 6.00%, 01/17/17	2,423	2,490
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/21, BRL	54,075	10,880
City of Buenos Aires, Argentina, 8.95%, 02/19/21 (e) (r)	1,477	1,558
Hungary Government Bond, 5.50%, 06/24/25, HUF	1,977,730	7,962
Hungary Government International Bond, 6.38%, 03/29/21	8,072	9,202
Indonesia Government Bond, 8.25%, 07/15/21, IDR	124,510,000	8,810
Indonesia Government International Bond, 6.88%, 01/17/18 (r)	2,317	2,513
Indonesia Treasury Bond, 8.38%, 03/15/24, IDR	12,645,000	892
Italy Buoni Poliennali Del Tesoro
2.50%, 12/01/24, EUR	4,831	5,702
1.50%, 06/01/25, EUR	16,905	18,384
Japan Government Bond, 0.10%, 03/15/17, JPY	705,750	5,883
Mexico Bonos, 6.50%, 06/10/21, MXN	349,256	20,964
Mexico Government International Bond, 5.95%, 03/19/19	1,130	1,254
Poland Government Bond
5.25%, 10/25/20, PLN	35,788	10,369
5.75%, 10/25/21, PLN	17,632	5,294
3.25%, 07/25/25, PLN	24,103	6,320
Republic of Colombia, 7.38%, 01/27/17	3,720	3,906

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Turkey Government International Bond, 6.75%, 04/03/18	6,308	6,787
United Kingdom Gilt Treasury Bond, 2.00%, 09/07/25, GBP	30,038	44,518

		181,758

Treasury Inflation Index Securities - 0.8%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/20 (n)	3,909	3,857
0.25%, 01/15/25 (n)	1,548	1,475
0.38%, 07/15/25 (n)	23,602	22,812

		28,144

U.S. Treasury Securities - 6.1%
U.S. Treasury Note
0.38%, 03/15/16	11,989	11,992
1.75%, 03/31/22 - 09/30/22	36,451	35,798
1.88%, 08/31/22 - 10/31/22	39,050	38,580
2.00%, 02/15/25	11,592	11,330
2.13%, 05/15/25	30,694	30,292
2.00%, 08/15/25 (o)	99,194	96,713

		224,705

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.4%

Federal National Mortgage Association - 0.4%
Federal National Mortgage Association, 3.00%, 01/15/26, TBA (g)	13,690	13,685

Total Government and Agency Obligations (cost $462,430)		448,292

SHORT TERM INVESTMENTS - 25.4%

Securities Lending Collateral - 2.0%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	73,524	73,524

Treasury Securities - 23.4%
Japan Treasury Bill
0.00%, 01/13/16, JPY	1,480,000	12,313
0.00%, 01/25/16, JPY	1,570,000	13,063
0.00%, 02/10/16, JPY	1,890,000	15,725
0.00%, 02/22/16, JPY	1,810,000	15,059
0.00%, 02/29/16, JPY	3,870,000	32,199
0.00%, 03/07/16, JPY	3,970,000	33,031
0.00%, 03/14/16, JPY	2,030,000	16,890
0.00%, 03/22/16, JPY	2,710,000	22,548
Mexico Cetes
0.18%, 01/07/16, MXN	9,546	5,536
0.20%, 02/18/16, MXN	5,656	3,267
0.18%, 03/31/16, MXN	9,530	5,484
0.19%, 04/14/16, MXN	12,180	6,999
U.S. Treasury Bill
0.06%, 01/07/16	$48,151	48,150
0.05%, 01/14/16	26,677	26,676
0.01%, 01/28/16	37,000	36,998
0.12%, 02/04/16	40,000	39,994
0.18%, 02/11/16	50,000	49,990
0.21%, 02/18/16	151,000	150,965
0.19%, 02/25/16	52,000	51,989
0.05%, 03/03/16	48,000	47,991
0.19%, 03/10/16	25,000	24,995
0.06%, 03/17/16	34,000	33,993
0.03%, 03/24/16	64,236	64,211
0.10%, 03/31/16	89,000	88,962

	Shares/Par †	Value
0.07%, 04/14/16	17,347	17,338

		864,366

Total Short Term Investments (cost $935,495)		937,890

Total Investments - 102.6% (cost $3,884,326)		3,784,285
Total Securities Sold Short - (0.3%) (proceeds $9,645)		(9,439)
Other Assets and Liabilities, Net - (2.3%)		(86,099)

Total Net Assets - 100.0%		$3,688,747

SECURITIES SOLD SHORT - 0.3%

COMMON STOCKS - 0.3%

CONSUMER DISCRETIONARY - 0.1%
Autoliv Inc.	15	$1,819
Gentex Corp.	109	1,738

		3,557

CONSUMER STAPLES - 0.1%
AEON Co. Ltd.	118	1,824

FINANCIALS - 0.1%
Franklin Resources Inc.	38	1,386
T. Rowe Price Group Inc.	20	1,459
Waddell & Reed Financial Inc. - Class A	37	1,073

		3,918

MATERIALS - 0.0%
Avery Dennison Corp.	2	140

Total Securities Sold Short - 0.3% (proceeds $9,645)		$9,439

JNL/Boston Partners Global Long Short Equity Fund

COMMON STOCKS - 93.7%

CONSUMER DISCRETIONARY - 13.7%
Alpine Electronics Inc. (e)	164	$2,543
Cambian Group Plc	808	1,665
Comcast Corp. - Class A	130	7,333
Global Brands Group Holding Ltd. (c)	14,412	2,729
Havas SA	633	5,323
International Speedway Corp. - Class A (o)	169	5,689
ITV Plc	1,242	5,057
Liberty Global Plc - Class C (c) (o)	374	15,237
Liberty LiLAC Group - Class C (c)	22	953
Michaels Cos. Inc. (c)	130	2,883
Nippon Telegraph & Telephone Corp.	182	3,314
Priceline Group Inc. (c)	2	2,852
Rightmove Plc	36	2,196
Target Corp. (o)	48	3,486
Tenneco Inc. (c) (o)	50	2,285
Time Warner Inc. (o)	43	2,760
Videocon d2h Ltd. - ADR (c)	485	4,310
WH Smith Plc	252	6,546
WPP Plc	111	2,563

		79,724

CONSUMER STAPLES - 6.3%
Coca-Cola West Co. Ltd. (e)	201	4,062
CVS Health Corp. (o)	106	10,371
Greencore Group Plc	457	2,384
Imperial Tobacco Group Plc	152	8,035
Koninklijke Ahold NV	384	8,097
WH Group Ltd. (c)	6,911	3,846

		36,795

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
ENERGY - 6.1%
Canadian Natural Resources Ltd.	115	2,508
Diamondback Energy Inc. (c)	68	4,534
ENI SpA	262	3,893
EOG Resources Inc. (o)	57	4,057
EQT Corp.	24	1,227
INPEX Corp.	317	3,090
Marathon Petroleum Corp.	40	2,080
Occidental Petroleum Corp. (o)	74	5,013
Parsley Energy Inc. - Class A (c) (o)	303	5,595
Phillips 66	24	1,967
Viper Energy Partners LP (o)	116	1,622

		35,586

FINANCIALS - 15.0%
ACE Ltd. (o)	55	6,430
Ally Financial Inc. (c)	149	2,784
American International Group Inc. (o)	63	3,904
Aurelius SE and Co. KGAA	156	8,122
Australia & New Zealand Banking Group Ltd. (e)	284	5,722
BB&T Corp. (o)	78	2,930
Capital One Financial Corp. (o)	58	4,215
Citizens Financial Group Inc.	144	3,759
Credit Suisse Group AG	163	3,512
Fifth Third Bancorp (o)	275	5,521
HSBC Holdings Plc	941	7,430
Huntington Bancshares Inc. (o)	448	4,951
Muenchener Rueckversicherungs AG	20	4,017
Standard Chartered Plc	285	2,367
State Street Corp. (o)	45	2,956
SunTrust Banks Inc. (o)	135	5,796
Wells Fargo & Co.	228	12,406

		86,822

HEALTH CARE - 10.5%
Amgen Inc. (o)	21	3,470
CIGNA Corp. (o)	36	5,276
Express Scripts Holding Co. (c) (o)	57	4,996
Laboratory Corp. of America Holdings (c) (o)	61	7,529
McKesson Corp. (o)	20	3,916
Medtronic Plc (o)	82	6,315
Merck & Co. Inc. (o)	141	7,434
Merck KGaA	50	4,854
Novartis AG	52	4,490
Pfizer Inc. (o)	147	4,738
Roche Holding AG	19	5,211
Teva Pharmaceutical Industries Ltd. - ADR	40	2,647

		60,876

INDUSTRIALS - 15.4%
BAE Systems Plc	743	5,470
Bollore SA	667	3,108
Builders FirstSource Inc. (c) (o)	281	3,119
CK Hutchison Holdings Ltd.	242	3,254
FedEx Corp. (o)	34	5,015
Georg Fischer AG	7	5,077
Honeywell International Inc. (o)	51	5,313
Ingersoll-Rand Plc (o)	106	5,875
KION Group AG	126	6,224
Melrose Industries Plc	2,170	9,297
Norma Group SE	41	2,269
Northrop Grumman Systems Corp. (o)	16	3,074
Randstad Holding NV	42	2,623
Raytheon Co. (o)	76	9,438
Safran SA	99	6,778
Saft Groupe SA	99	3,010
Teleperformance	69	5,796

	Shares/Par †	Value
United Parcel Service Inc. - Class B (o)	44	4,280

		89,020

INFORMATION TECHNOLOGY - 16.5%
Activision Blizzard Inc. (o)	140	5,430
Alphabet Inc. - Class C (c) (o)	28	21,447
Amano Corp.	385	5,212
Apple Inc. (o)	104	10,915
Baidu.com - ADR - Class A (c) (o)	21	4,011
Cap Gemini SA	52	4,815
Casetek Holdings Ltd.	665	2,701
Cisco Systems Inc. (o)	116	3,145
Citizen Holdings Co. Ltd.	597	4,289
eBay Inc. (c) (o)	237	6,503
Flextronics International Ltd. (c) (o)	434	4,866
Hewlett Packard Enterprise Co. (o)	299	4,544
PayPal Holdings Inc. (c) (o)	124	4,506
Rofin-Sinar Technologies Inc. (c) (o)	147	3,928
Samsung Electronics Co. Ltd.	9	9,424

		95,736

MATERIALS - 8.4%
Barrick Gold Corp. (o)	263	1,942
Berry Plastics Group Inc. (c) (o)	216	7,809
CRH Plc	221	6,388
Dow Chemical Co. (o)	63	3,268
Graphic Packaging Holding Co. (o)	350	4,492
HudBay Minerals Inc.	454	1,742
Lintec Corp. (e)	230	4,829
LyondellBasell Industries NV - Class A (o)	61	5,305
Mosaic Co.	86	2,365
Nitto Denko Corp.	64	4,647
Stornoway Diamond Corp. (c)	1,564	814
WestRock Co. (o)	108	4,932

		48,533

TELECOMMUNICATION SERVICES - 1.3%
Nippon Telegraph & Telephone Corp.	91	3,602
Vodafone Group Plc	1,263	4,096

		7,698

UTILITIES - 0.5%
Newocean Energy Holdings Ltd. (e) (q)	7,359	2,867

Total Common Stocks (cost $546,549)		543,657

PREFERRED STOCKS - 1.0%

ENERGY - 0.5%
Kinder Morgan Inc., 9.75%, 10/26/18 (e)	66	2,645

INFORMATION TECHNOLOGY - 0.5%
Samsung Electronics Co. Ltd.	3	3,135

Total Preferred Stocks (cost $6,050)		5,780

WARRANTS - 0.0%
Stornoway Diamond Corp. (c) (q)	290	7

Total Warrants (cost $27)		7

SHORT TERM INVESTMENTS - 8.3%

Investment Company - 6.5%
JNL Money Market Fund, 0.19% (a) (h)	37,480	37,480

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Securities Lending Collateral - 1.8%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	10,752	10,752

Total Short Term Investments (cost $48,232)		48,232

Total Investments - 103.0% (cost $600,858)		597,676
Total Securities Sold Short - (37.9%) (proceeds $230,504)		(219,612)
Other Assets and Liabilities, Net - 34.9%		202,001

Total Net Assets - 100.0%		$580,065

SECURITIES SOLD SHORT - 37.9%

COMMON STOCKS - 37.9%

CONSUMER DISCRETIONARY - 9.8%
Bob Evans Farms Inc.	59	$2,273
Buffalo Wild Wings Inc.	21	3,359
Carmax Inc.	27	1,470
Coach Inc.	83	2,732
Dollar Tree Inc.	24	1,879
Dorman Products Inc.	40	1,889
Ferrari NV	43	2,078
Inditex SA	85	2,931
Kingfisher Plc	422	2,044
LKQ Corp.	54	1,589
Lululemon Athletica Inc.	27	1,433
Luxottica Group SpA	43	2,780
Monro Muffler Brake Inc.	22	1,482
Netflix Inc.	18	2,033
Nordstrom Inc.	68	3,362
Ocado Group Plc	405	1,811
Sally Beauty Holdings Inc.	61	1,705
Sanrio Co. Ltd.	115	2,709
SES SA - FDR	107	2,965
Societe Television Francaise 1	262	2,907
Tesla Motors Inc.	13	3,221
TripAdvisor Inc.	24	2,087
Under Armour Inc. - Class A	21	1,672
Whitbread Plc	42	2,752
Williams-Sonoma Inc.	25	1,481

		56,644

CONSUMER STAPLES - 2.7%
C&C Group Plc	482	1,942
Casino Guichard Perrachon SA	41	1,905
Colgate-Palmolive Co.	39	2,597
GrainCorp Ltd. - Class A	369	2,302
Monster Beverage Corp.	15	2,301
Unicharm Corp.	92	1,875
Want Want China Holdings Ltd.	3,603	2,674

		15,596

ENERGY - 2.2%
Continental Resources Inc.	73	1,686
Helmerich & Payne Inc.	44	2,363
Hess Corp.	38	1,833
Kinder Morgan Inc.	223	3,327
Matador Resources Co.	116	2,294
Oasis Petroleum Inc.	204	1,501

		13,004

FINANCIALS - 4.6%
Banco de Sabadell SA	1,423	2,523
Bank of East Asia Ltd.	791	2,935
Bankia SA	1,215	1,414
Cullen/Frost Bankers Inc.	33	2,007
Eaton Vance Corp.	73	2,366
Home Bancshares Inc.	55	2,224

	Shares/Par †	Value
Mercury General Corp.	55	2,577
Texas Capital Bancshares Inc.	36	1,788
UMB Financial Corp.	43	2,020
UniCredit SpA	325	1,797
Westamerica Bancorp	68	3,178
WisdomTree Investments Inc.	136	2,130

		26,959

HEALTH CARE - 3.8%
Akorn Inc.	54	2,026
Cie Generale d’Optique Essilor International SA	12	1,537
GW Pharmaceuticals Plc - ADR	6	415
Halyard Health Inc.	68	2,270
Kite Pharma Inc.	34	2,096
Novavax Inc.	233	1,951
Sonova Holding AG	28	3,547
Takeda Pharmaceutical Co. Ltd.	50	2,508
West Pharmaceutical Services Inc.	37	2,252
Wright Medical Group NV	147	3,560

		22,162

INDUSTRIALS - 7.0%
Cie de Saint-Gobain	52	2,270
CNH Industrial NV	328	2,247
Deere & Co.	17	1,304
Franklin Electric Co. Inc.	123	3,312
GEA Group AG	63	2,563
JB Hunt Transport Services Inc.	21	1,572
Keihin Electric Express Railway Co. Ltd.	320	2,644
Mobile Mini Inc.	57	1,781
Noble Group Ltd.	5,051	1,412
Norwegian Air Shuttle ASA	8	298
Old Dominion Freight Line Inc.	52	3,056
OSRAM Licht AG	56	2,346
Rotork Plc	1,066	2,870
Seek Ltd.	255	2,838
Smiths Group Plc	150	2,070
Sun Hydraulics Corp.	84	2,662
Wabtec Corp.	38	2,724
Zodiac Aerospace	103	2,441

		40,410

INFORMATION TECHNOLOGY - 4.9%
Arista Networks Inc.	17	1,357
Cavium Inc.	39	2,546
Cognex Corp.	91	3,058
Guidewire Software Inc.	32	1,909
Itron Inc.	36	1,314
National Instruments Corp.	72	2,065
NetSuite Inc.	35	2,993
Nintendo Co. Ltd.	15	2,008
Telefonaktiebolaget LM Ericsson - Class B	160	1,544
Twitter Inc.	101	2,338
Unisys Corp.	133	1,473
VeriFone Systems Inc.	78	2,187
Workday Inc. - Class A	19	1,535
Yelp Inc. - Class A	65	1,863

		28,190

MATERIALS - 2.9%
Air Liquide	22	2,490
Air Products & Chemicals Inc.	19	2,423
AptarGroup Inc.	38	2,744
Axalta Coating Systems Ltd.	99	2,641
FMC Corp.	54	2,109
Goldcorp Inc.	223	2,580

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Oji Holdings Corp.	413	1,660

		16,647

Total Securities Sold Short - 37.9% (proceeds $230,504)		$219,612

JNL/Capital Guardian Global Balanced Fund

COMMON STOCKS - 61.4%

CONSUMER DISCRETIONARY - 11.1%
Alimentation Couche-Tard Inc.	8	$339
Amazon.com Inc. (c)	3	1,842
Arcos Dorados Holdings Inc. (e)	61	189
Astra International Tbk PT	2,045	881
Bayerische Motoren Werke AG	26	2,780
BCA Marketplace Plc	75	191
Burberry Group Plc	62	1,093
Cie Financiere Richemont SA	11	796
Comcast Corp. - Class A	6	339
Daimler AG	38	3,187
Delphi Automotive Plc	10	823
Dena Co. Ltd.	30	474
Denso Corp.	47	2,255
Electrolux AB - Class H	54	1,301
Gannett Co. Inc.	39	641
Great Wall Motor Co. Ltd.	1,677	1,936
Grupo Sanborns SA de CV - Class B-1 (e) (q)	1,404	2,139
Hyundai Motor Co.	17	2,111
Minth Group Ltd.	644	1,279
Mr Price Group Ltd.	21	271
Naspers Ltd. - Class N	9	1,253
Newell Rubbermaid Inc.	24	1,049
Next Plc	2	258
Nike Inc. - Class B	8	475
Norwegian Cruise Line Holdings Ltd. (c)	73	4,284
Numericable SFR	33	1,198
Ocado Group Plc (c) (e)	142	634
Pacific Textiles Holdings Ltd.	99	153
Panera Bread Co. - Class A (c)	3	623
Priceline Group Inc. (c)	1	650
Shimano Inc.	15	2,349
Sirius XM Holdings Inc. (c) (e)	493	2,008
Starbucks Corp.	32	1,921
Stella International Holdings Ltd.	808	2,013
Swatch Group AG (e)	1	431
Swatch Group AG	1	34
TAKKT AG	113	2,263
Tegna Inc. (e)	11	271
Tiffany & Co.	27	2,033
Wynn Macau Ltd. (e)	1,474	1,712
Wynn Resorts Ltd. (e)	3	236

		50,715

CONSUMER STAPLES - 5.3%
Ajinomoto Co. Inc.	24	573
AMBEV SA	160	722
Associated British Foods Plc	8	399
British American Tobacco Plc	53	2,921
China Mengniu Dairy Co. Ltd.	148	240
Coca-Cola Co.	57	2,436
Diageo Plc	51	1,398
Hypermarcas SA (c)	129	710
Japan Tobacco Inc.	46	1,678
L’Oreal SA	3	445
LG Household & Health Care Ltd.	—	406
Mondelez International Inc.	7	318
Nestle SA	35	2,602

	Shares/Par †	Value
Pernod-Ricard SA	16	1,811
Philip Morris International Inc.	33	2,936
Procter & Gamble Co.	38	3,002
Seven & I Holdings Co. Ltd.	8	366
Shoprite Holdings Ltd.	87	810
Unilever NV - CVA	11	462
Unilever Plc	5	223

		24,458

ENERGY - 2.9%
Canadian Natural Resources Ltd.	24	522
Chevron Corp.	18	1,651
ConocoPhillips Co.	21	971
Core Laboratories NV (e)	3	348
Crescent Point Energy Corp. (e)	25	295
Enbridge Inc.	25	841
EOG Resources Inc.	12	864
Noble Energy Inc.	58	1,903
Oil Search Ltd.	140	684
Rosneft OAO - GDR	181	632
Schlumberger Ltd.	28	1,921
Surgutneftegas OAO - ADR	283	1,686
YPF SA - ADR - Class D	63	995

		13,313

FINANCIALS - 10.4%
ABN AMRO Group NV - CVA (c)	19	436
ACE Ltd.	17	1,933
AIA Group Ltd.	187	1,120
Akbank T.A.S.	314	720
Aon Plc - Class A	4	369
Banco Bradesco SA - ADR	308	1,484
BM&F Bovespa SA	129	354
Cerved Information Solutions SpA (c)	60	500
Cheung Kong Property Holdings Ltd.	116	747
China Pacific Insurance Group Co. Ltd. - Class H	76	313
CME Group Inc.	37	3,316
Discover Financial Services	38	2,016
Fairfax Financial Holdings Ltd.	10	4,605
First Gulf Bank PJSC	546	1,875
Goldman Sachs Group Inc.	15	2,721
Henderson Group Plc	462	2,098
Housing Development Finance Corp.	18	347
Intercontinental Exchange Inc.	8	2,076
Iron Mountain Inc.	32	861
Itau Unibanco Holding SA - ADR	244	1,590
Julius Baer Group Ltd.	42	2,016
Lloyds Banking Group Plc	255	274
Marsh & McLennan Cos. Inc.	18	1,020
PacWest Bancorp	16	677
Partners Group Holding AG	9	3,064
PICC Property & Casualty Co. Ltd. - Class H	2,409	4,755
Ping An Insurance Group Co. of China Ltd. - Class H	273	1,506
Sampo Oyj - Class A	29	1,486
Sberbank of Russia - ADR	25	145
Sumitomo Mitsui Trust Holdings Inc.	211	799
Umpqua Holdings Corp. (e)	18	291
Wells Fargo & Co.	34	1,826

		47,340

HEALTH CARE - 4.7%
AmerisourceBergen Corp.	6	601
AstraZeneca Plc	45	3,026
Cerner Corp. (c)	21	1,257
DaVita HealthCare Partners Inc. (c)	20	1,394
Eli Lilly & Co.	40	3,345

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Express Scripts Holding Co. (c)	17	1,451
Humana Inc.	3	500
Hutchison China MediTech Ltd. (c)	6	255
Illumina Inc. (c)	2	422
Incyte Corp. (c)	30	3,205
Lupin Ltd.	18	505
Novo Nordisk A/S - Class B	43	2,486
Roche Holding AG	9	2,600
Sun Pharmaceutical Industries Ltd.	37	457

		21,504

INDUSTRIALS - 7.1%
Adecco SA	41	2,800
Airbus Group NV	7	461
Assa Abloy AB - Class B	22	457
Beijing Enterprises Holdings Ltd.	162	974
Boeing Co.	16	2,342
CCR SA	186	589
Danaher Corp.	11	1,040
Eaton Corp. Plc	10	526
Edenred (e)	7	132
Fanuc Ltd.	4	672
General Electric Co.	72	2,246
Hexcel Corp.	54	2,527
IDEX Corp.	14	1,103
Jardine Matheson Holdings Ltd.	13	615
Kawasaki Heavy Industries Ltd.	489	1,809
Kubota Corp.	52	803
Michael Page International Plc	46	329
Nielsen Holdings Plc	17	778
Norfolk Southern Corp.	11	936
Ryanair Holdings Plc - ADR	4	320
Safran SA	15	1,012
Seek Ltd. (e)	331	3,679
SMC Corp.	6	1,584
Sydney Airport	169	779
Transurban Group (p) (q)	92	699
Union Pacific Corp.	6	438
Waste Connections Inc.	24	1,340
Yamato Holdings Co. Ltd.	62	1,316

		32,306

INFORMATION TECHNOLOGY - 9.8%
Accenture Plc - Class A	7	773
Alphabet Inc. - Class A (c)	1	892
Alphabet Inc. - Class C (c)	2	1,582
Amadeus IT Holding SA	10	439
Apple Inc.	33	3,458
ARM Holdings Plc	30	451
ASML Holding NV	56	4,954
ASML Holding NV - ADR	2	186
Avago Technologies Ltd.	4	624
Delta Electronics Inc.	101	475
Gemalto NV (e)	13	808
Hamamatsu Photonics KK	35	962
HP Inc.	49	583
Infosys Technologies Ltd. - ADR (e)	14	235
International Business Machines Corp.	3	365
Jabil Circuit Inc.	38	883
Keyence Corp.	2	1,299
Microsoft Corp.	105	5,825
Murata Manufacturing Co. Ltd.	19	2,791
NetApp Inc. (e)	46	1,212
QUALCOMM Inc.	7	325
Quanta Computer Inc.	183	294
Quanta Computer Inc. - GDR	8	66
Rohm Co. Ltd.	7	344
Tableau Software Inc. - Class A (c)	25	2,327

	Shares/Par †	Value
Taiwan Semiconductor Manufacturing Co. Ltd.	1,271	5,483
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	13	294
Tech Mahindra Ltd.	42	331
Texas Instruments Inc.	10	521
Trend Micro Inc.	39	1,599
VeriSign Inc. (c) (e)	9	769
Visa Inc. - Class A	11	822
Yahoo! Japan Corp.	632	2,571
Yandex NV (c)	15	230

		44,773

MATERIALS - 3.0%
First Quantum Minerals Ltd. (e)	184	689
Koninklijke DSM NV	3	161
LafargeHolcim Ltd.	31	1,556
Monsanto Co.	31	3,074
Potash Corp. of Saskatchewan Inc.	72	1,224
Praxair Inc.	4	410
Rio Tinto Plc	64	1,849
Sumitomo Metal Mining Co. Ltd.	69	838
Vale SA - Preferred ADR	967	2,464
Yamato Kogyo Co. Ltd.	64	1,622

		13,887

TELECOMMUNICATION SERVICES - 5.1%
America Movil SAB de CV - ADR - Class L (e)	238	3,352
Bezeq Israeli Telecommunication Corp. Ltd. (e)	925	2,037
Bharti Airtel Ltd.	542	2,779
China Unicom Hong Kong Ltd.	294	355
KDDI Corp.	76	1,982
LG Uplus Corp.	132	1,170
MegaFon PJSC - GDR	40	462
NII Capital Corp. (c) (e)	2	11
NTT DoCoMo Inc.	96	1,975
Singapore Telecommunications Ltd.	496	1,279
SoftBank Group Corp.	25	1,267
TDC A/S	108	540
Verizon Communications Inc.	90	4,169
Vodafone Group Plc	553	1,794

		23,172

UTILITIES - 2.0%
AES Corp.	223	2,137
Cheung Kong Infrastructure Holdings Ltd.	89	822
CMS Energy Corp. (e)	30	1,079
Energias de Portugal SA	787	2,835
Enersis SA - ADR	13	154
Eversource Energy	39	1,976

		9,003

Total Common Stocks (cost $273,200)		280,471

PREFERRED STOCKS - 0.9%

CONSUMER DISCRETIONARY - 0.1%
Corporate Risk Holdings Corp. (c) (f) (q)	—	—
Corporate Risk Holdings I Inc. (c) (f) (q)	5	55
Hyundai Motor Co.	5	407

		462

ENERGY - 0.3%
Surgutneftegas OAO	2,145	1,299

FINANCIALS - 0.2%
American Tower Corp., 5.50%, 02/15/18	10	1,030

INFORMATION TECHNOLOGY - 0.0%
ASAT Holdings Ltd. (c) (f) (q)	7	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
MATERIALS - 0.3%
Vale SA - Class A	476	1,232

Total Preferred Stocks (cost $7,081)		4,023

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 1.0%
Ally Master Owner Trust, 1.29%, 01/15/17	$125	125
AmeriCredit Automobile Receivables Trust
0.72%, 08/08/16	36	36
1.27%, 08/08/17	10	10
Appalachian Consumer Rate Relief Funding LLC, 3.77%, 08/01/28	100	108
BA Credit Card Trust, 0.71%, 01/15/19 (i)	125	125
Banc of America Commercial Mortgage Trust REMIC
6.22%, 12/10/17 (i)	55	59
5.89%, 07/10/44 (i)	31	31
Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.71%, 09/11/17 (i)	20	21
CarMax Auto Owner Trust, 0.79%, 10/15/18	30	30
Citibank Credit Card Issuance Trust
1.02%, 02/22/17	100	100
2.15%, 07/15/19	275	276
Citigroup Commercial Mortgage Trust REMIC, 5.43%, 10/15/49	99	100
COMM Mortgage Trust REMIC, 5.29%, 12/10/16	22	23
Commercial Mortgage Pass-Through Certificates REMIC, 5.60%, 01/15/49 (i)	45	46
Commercial Mortgage Trust REMIC
5.80%, 07/10/17 (i)	6	6
5.87%, 08/10/17 (i)	25	26
Core Industrial Trust REMIC, 3.04%, 02/10/22 (p) (q)	360	358
Credit Suisse Commercial Mortgage Trust REMIC
5.46%, 09/15/16	77	78
5.70%, 06/15/39 (i)	36	37
Credit Suisse Mortgage Capital Certificates REMIC, 5.69%, 07/15/17 (i)	48	50
CSMC Trust REMIC, 1.13%, 04/15/16 (i) (p) (q)	100	99
Discover Card Execution Note Trust, 0.68%, 02/15/18 (i)	200	200
Enterprise Fleet Financing LLC, 0.87%, 12/20/16 (p) (q)	102	102
EQTY Mortgage Trust REMIC, 1.13%, 05/08/16 (i) (p) (q)	115	113
Fifth Third Auto Trust, 0.68%, 01/16/17	55	54
Ford Credit Auto Owner Trust, 0.79%, 05/15/18	65	64
Greenwich Capital Commercial Funding Corp. REMIC
5.83%, 06/10/16 (i)	13	13
5.43%, 01/10/17	90	92
5.44%, 01/10/17	42	43
GS Mortgage Securities Trust REMIC, 5.79%, 08/10/45 (i)	20	21
Hertz Vehicle Financing LLC, 2.73%, 03/25/20 (p) (q)	159	158
Hilton USA Trust REMIC, 2.66%, 11/05/18 (p) (q)	200	200
Honda Auto Receivables Owner Trust, 0.67%, 02/21/17	93	93
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.81%, 05/12/16 (i)	9	9
5.43%, 01/12/17 (i)	99	101
5.44%, 03/15/17	101	105
5.69%, 05/12/17 (i)	128	133

	Shares/Par †	Value
5.85%, 07/15/17 (i)	38	39
5.72%, 11/15/17	25	26
5.81%, 06/12/43 (i)	23	23
5.55%, 05/12/45	192	195
LB Commercial Mortgage Trust REMIC, 5.85%, 07/15/44 (i)	25	26
LB-UBS Commercial Mortgage Trust REMIC
5.64%, 03/15/39 (i)	47	47
5.43%, 02/15/40	57	58
5.49%, 02/15/40	225	230
6.16%, 09/15/45 (i)	25	27
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC, 5.88%, 07/12/17 (i)	25	26
Mississippi Higher Education Assistance Corp., 1.10%, 07/25/27 (i)	133	130
Morgan Stanley Capital I Trust REMIC
5.32%, 12/15/16	144	147
5.64%, 06/11/17 (i)	19	20
Trade MAPS 1 Ltd.
0.99%, 12/10/16 (i) (p) (q)	125	124
1.54%, 12/10/16 (i) (p) (q)	100	99
Wachovia Bank Commercial Mortgage Trust REMIC
5.76%, 04/15/16 (i)	87	88
5.75%, 07/15/16 (i)	50	51
5.50%, 04/15/47	25	26
5.59%, 04/15/47 (i)	20	21
5.71%, 06/15/49 (i)	50	51

Total Non-U.S. Government Agency Asset-Backed Securities (cost $4,798)		4,699

CORPORATE BONDS AND NOTES - 7.1%

CONSUMER DISCRETIONARY - 0.1%
Cequel Communications Escrow I LLC, 6.38%, 09/15/20 (p) (q)	100	98
Comcast Corp., 5.88%, 02/15/18	100	109
DISH DBS Corp., 4.25%, 04/01/18	75	75
Hilton Worldwide Finance LLC, 5.63%, 10/15/21	125	129
McDonald’s Corp.
3.70%, 01/30/26	55	55
4.70%, 12/09/35	25	25
4.88%, 12/09/45	35	35
NBCUniversal Enterprise Inc., 1.97%, 04/15/19 (p) (q)	100	100
Thomson Reuters Corp.
4.30%, 11/23/23	60	61
5.65%, 11/23/43	40	42

		729

CONSUMER STAPLES - 0.3%
Altria Group Inc., 2.63%, 01/14/20	100	100
ConAgra Foods Inc.
1.30%, 01/25/16	30	30
3.20%, 01/25/23	22	21
CVS Caremark Corp., 2.25%, 08/12/19	35	35
CVS Health Corp., 3.88%, 07/20/25	255	260
Imperial Tobacco Finance Plc, 8.38%, 02/17/16, EUR	150	165
Philip Morris International Inc., 4.25%, 11/10/44	50	48
Reynolds American Inc.
2.30%, 06/12/18	15	15
3.25%, 06/12/20	35	35
4.00%, 06/12/22	65	68
4.85%, 09/15/23	10	11
4.45%, 06/12/25	315	330
5.70%, 08/15/35	10	11

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
6.15%, 09/15/43	5	6
5.85%, 08/15/45	55	61

		1,196

ENERGY - 0.6%
CenterPoint Energy Resources Corp., 4.50%, 01/15/21	60	63
Columbia Pipeline Group Inc.
2.45%, 06/01/18 (p) (q)	40	39
3.30%, 06/01/20 (p) (q)	5	5
4.50%, 06/01/25 (p) (q)	5	4
5.80%, 06/01/45 (p) (q)	10	9
Devon Energy Corp., 3.25%, 05/15/22 (e)	35	30
Diamond Offshore Drilling Inc., 4.88%, 11/01/43	35	21
Enbridge Energy Partners LP
5.20%, 03/15/20	120	122
5.88%, 10/15/25	70	67
Enbridge Inc., 4.50%, 06/10/44	15	10
EnLink Midstream Partners LP, 4.40%, 04/01/24	30	24
Halliburton Co.
3.38%, 11/15/22	55	54
3.80%, 11/15/25	55	54
Kinder Morgan Energy Partners LP
3.50%, 03/01/21	40	36
3.50%, 09/01/23	50	41
4.25%, 09/01/24	30	25
5.50%, 03/01/44	20	16
Kinder Morgan Inc., 4.30%, 06/01/25	165	143
PDC Energy Inc., 7.75%, 10/15/22	100	96
Petrobras Global Finance BV, 6.85%, 06/05/15	150	97
Petroleos Mexicanos
3.50%, 07/18/18	35	35
8.00%, 05/03/19	40	44
5.50%, 01/21/21	100	101
4.88%, 01/24/22	135	130
5.63%, 01/23/46 (p) (q)	290	222
Phillips 66 Partners LP, 4.68%, 02/15/45	5	4
Sabine Pass Liquefaction LLC, 5.63%, 03/01/25 (p) (q)	50	42
Schlumberger Holdings Corp., 4.00%, 12/21/25 (p) (q)	120	118
Southwestern Energy Co., 4.95%, 01/23/25 (e) (l)	40	25
Statoil ASA, 3.70%, 03/01/24 (e)	75	76
Teekay Corp., 8.50%, 01/15/20	50	34
TransCanada Pipelines Ltd., 6.50%, 08/15/18	475	518
Transportadora de Gas del Peru SA, 4.25%, 04/30/28 (p) (q)	200	187
Williams Partners LP
5.25%, 03/15/20	175	163
4.30%, 03/04/24	160	127

		2,782

FINANCIALS - 3.8%
ACE INA Holdings Inc.
2.88%, 11/03/22	45	45
3.35%, 05/15/24	40	40
3.35%, 05/03/26	45	45
4.35%, 11/03/45	50	51
Alexandria Real Estate Equities Inc., 2.75%, 01/15/20	40	39
Allianz SE, 4.75%, (callable at 100 beginning 10/24/23) (m), EUR	200	234
American Campus Communities Operating Partnership LP, 3.75%, 04/15/23	50	49

	Shares/Par †	Value
Assicurazioni Generali SpA, 10.13%, 07/10/42, EUR	100	145
AvalonBay Communities Inc., 2.85%, 03/15/23	35	34
Aviva Plc
6.13%, 07/05/43, EUR	175	223
6.88%, 05/20/58, GBP	150	246
AXA SA, 5.45%, (callable at 100 beginning 03/04/26) (m), GBP	225	332
Bank of America Corp.
2.63%, 10/19/20	37	37
3.88%, 08/01/25	218	221
Barclays Bank Plc
6.00%, 01/14/21, EUR	100	130
10.00%, 05/21/21, GBP	125	238
6.63%, 03/30/22, EUR	70	96
Barclays Plc, 3.65%, 03/16/25	200	192
BAT International Finance Plc
2.75%, 06/15/20 (p) (q)	30	30
3.50%, 06/15/22 (p) (q)	20	21
3.95%, 06/15/25 (p) (q)	30	31
BBVA Subordinated Capital SAU, 3.50%, 04/11/24, EUR	200	225
Berkshire Hathaway Finance Corp., 3.00%, 05/15/22	75	76
BNP Paribas SA, 2.87%, 03/20/26, EUR	325	361
BPCE SA, 4.63%, 07/18/23, EUR	100	125
CaixaBank SA, 5.00%, 11/14/23, EUR	500	567
CIT Group Inc., 4.25%, 08/15/17	150	153
Citigroup Inc., 1.70%, 04/27/18	150	149
Communications Sales & Leasing Inc., 6.00%, 04/15/23 (p) (q)	50	47
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.88%, 07/25/23, EUR	250	300
Corporate Office Properties LP, 3.60%, 05/15/23	15	14
Credit Agricole SA, 4.38%, 03/17/25 (p) (q)	200	193
Credit Suisse, 3.00%, 10/29/21	250	249
Daimler Finance North America LLC, 2.25%, 03/02/20 (p) (q)	250	244
DDR Corp., 3.63%, 02/01/25	40	38
Developers Diversified Realty Corp., 4.75%, 04/15/18	40	42
ERP Operating LP, 4.63%, 12/15/21	40	43
Essex Portfolio LP, 3.50%, 04/01/25	125	120
General Electric Capital European Funding, 5.38%, 01/23/20, EUR	100	129
Goldman Sachs Group Inc.
5.25%, 07/27/21	200	221
3.50%, 01/23/25	280	275
4.25%, 10/21/25	30	30
4.75%, 10/21/45	140	139
Hospitality Properties Trust, 4.50%, 06/15/23	30	30
HSBC Holdings Plc, 4.25%, 08/18/25	200	199
Intesa Sanpaolo SpA
6.63%, 09/13/23, EUR	285	372
5.02%, 06/26/24 (p) (q)	200	197
JPMorgan Chase & Co.
2.55%, 10/29/20	115	114
3.25%, 09/23/22	180	181
3.90%, 07/15/25	155	160
Kimco Realty Corp., 3.40%, 11/01/22	15	15
Landwirtschaftliche Rentenbank, 1.75%, 04/15/19	130	131
Lloyds Bank Plc
6.50%, 03/24/20, EUR	420	552
7.63%, 04/22/25, GBP	140	264
Merrill Lynch & Co. Inc., 4.63%, 09/14/18, EUR	250	298
MetLife Inc., 3.60%, 11/13/25	25	25

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
NN Group NV
4.50% (callable at 100 beginning 08/10/25) (m), EUR	100	107
4.62%, 04/08/44, EUR	100	113
Nordea Kredit Realkreditaktieselskab, 2.00%, 10/01/37, DKK	4,789	672
Nykredit Realkredit A/S
2.00%, 10/01/37, DKK	23,084	3,234
2.50%, 10/01/37, DKK	3,326	479
2.50%, 10/01/47, DKK	1,741	242
PNC Bank NA, 2.30%, 06/01/20	250	248
Private Export Funding Corp., 3.55%, 01/15/24	195	206
ProLogis LP, 3.75%, 11/01/25	35	35
Realkredit Danmark A/S
2.00%, 10/01/37, DKK	12,114	1,698
2.50%, 10/01/37, DKK	1,090	157
Scentre Group Trust, 3.50%, 02/12/25 (p) (q)	105	102
Svenska Handelsbanken AB, 2.66%, 01/15/24, EUR	140	158
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19 (p) (q)	200	192
WEA Finance LLC
2.70%, 09/17/19 (p) (q)	200	198
3.25%, 10/05/20 (p) (q)	400	402
3.75%, 09/17/24 (p) (q)	200	199
Wells Fargo & Co., 3.55%, 09/29/25	200	202

		17,401

HEALTH CARE - 1.3%
AbbVie Inc.
1.80%, 05/14/18	30	30
2.50%, 05/14/20	360	356
2.90%, 11/06/22	115	111
3.20%, 11/06/22	10	10
3.60%, 05/14/25	330	326
4.50%, 05/14/35	140	137
4.40%, 11/06/42	20	19
4.70%, 05/14/45	40	39
Actavis Funding SCS
3.00%, 03/12/20	50	50
3.45%, 03/15/22	495	496
3.80%, 03/15/25	170	169
4.55%, 03/15/35	80	78
4.75%, 03/15/45	115	112
Amgen Inc.
3.13%, 05/01/25	50	47
4.40%, 05/01/45	50	46
Baxalta Inc., 4.00%, 06/23/25 (p) (q)	125	124
Baxter International Inc., 1.85%, 06/15/18	140	139
Becton Dickinson and Co.
2.68%, 12/15/19	80	80
3.73%, 12/15/24	185	187
4.69%, 12/15/44	40	40
Biogen Inc., 3.63%, 09/15/22	50	51
Celgene Corp.
3.63%, 05/15/24	40	39
3.88%, 08/15/25	120	120
4.63%, 05/15/44	40	38
DJO Finco LLC, 8.13%, 06/15/21 (p) (q)	100	89
EMD Finance LLC
2.40%, 03/19/20 (p) (q)	70	68
2.95%, 03/19/22 (p) (q)	20	19
3.25%, 03/19/25 (p) (q)	170	161
Gilead Sciences Inc.
2.55%, 09/01/20	70	70
3.50%, 02/01/25	300	303
3.65%, 03/01/26	60	61
inVentiv Health Inc., 10.00%, 08/15/18 (k)	100	95

	Shares/Par †	Value
Kinetic Concepts Inc., 12.50%, 11/01/19	200	182
Laboratory Corp. of America Holdings, 3.60%, 02/01/25	50	48
McKesson Corp.
3.80%, 03/15/24	40	40
4.88%, 03/15/44	20	20
Medtronic Inc.
2.50%, 03/15/20	125	126
3.50%, 03/15/25	505	511
4.63%, 03/15/45	40	41
Pfizer Inc., 7.20%, 03/15/39	5	7
Roche Holdings Inc.
2.25%, 09/30/19 (p) (q)	200	201
3.35%, 09/30/24 (p) (q)	200	205
Thermo Fisher Scientific Inc., 2.40%, 02/01/19	25	25
UnitedHealth Group Inc.
2.70%, 07/15/20	65	66
3.75%, 07/15/25	60	62
4.63%, 07/15/35	15	16
4.75%, 07/15/45	25	26
Valeant Pharmaceuticals International Inc., 6.38%, 10/15/20 (e) (p) (q)	200	193
Zimmer Holdings Inc.
3.15%, 04/01/22	55	54
3.55%, 04/01/25	235	228

		5,761

INDUSTRIALS - 0.1%
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34 (p) (q)	200	194
Lockheed Martin Corp.
1.85%, 11/23/18	10	10
2.50%, 11/23/20	15	15
3.10%, 01/15/23	20	20
3.55%, 01/15/26	35	35
Navios Maritime Acquisition Corp., 8.13%, 11/15/21 (p) (q)	100	87
RR Donnelley & Sons Co., 7.00%, 02/15/22	100	95
Volvo AB, 5.00%, 05/31/17, EUR	150	174

		630

INFORMATION TECHNOLOGY - 0.0%
Harris Corp.
2.00%, 04/27/18	40	40
2.70%, 04/27/20	10	10
3.83%, 04/28/25	5	5
4.85%, 04/27/35	35	34
5.05%, 04/27/45	40	39

		128

MATERIALS - 0.1%
ArcelorMittal, 7.25%, 02/25/22 (e) (k)	125	101
First Quantum Minerals Ltd.
6.75%, 02/15/20 (e) (p) (q)	100	64
7.00%, 02/15/21 (p) (q)	100	63
FMG Resources August 2006 Pty Ltd., 9.75%, 03/01/22 (e) (p) (q)	100	91

		319

TELECOMMUNICATION SERVICES - 0.3%
AT&T Inc.
2.45%, 06/30/20	80	79
3.40%, 05/15/25	162	156
France Telecom SA, 9.00%, 03/01/31 (k)	28	40
Frontier Communications Corp., 9.25%, 07/01/21	200	196
Orange SA
5.00% (callable at 100 beginning 10/01/26) (m), EUR	150	162

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
5.38%, 11/22/50, GBP	100	173
Sprint Nextel Corp., 7.00%, 08/15/20	100	77
T-Mobile USA Inc., 6.63%, 04/01/23 (e)	125	128
Verizon Communications Inc.
4.27%, 01/15/36	88	79
4.52%, 09/15/48	191	171

		1,261

UTILITIES - 0.5%
Abu Dhabi National Energy Co., 3.63%, 01/12/23 (p) (q)	600	575
American Electric Power Co. Inc., 1.65%, 12/15/17	80	79
CMS Energy Corp., 4.70%, 03/31/43	53	52
Comision Federal de Electricidad, 4.88%, 05/26/21	200	202
Duke Energy Corp., 3.75%, 04/15/24	150	152
Electricite de France
4.88%, 01/22/44 (p) (q)	40	38
6.00%, 01/23/14, GBP	100	181
Electricite de France SA, 3.63%, 10/13/25 (p) (q)	150	147
Jersey Central Power & Light Co., 5.63%, 05/01/16	95	96
MidAmerican Energy Co., 4.40%, 10/15/44	16	16
Niagara Mohawk Power Corp.
3.51%, 10/01/24 (p) (q)	40	40
4.28%, 10/01/34 (p) (q)	20	20
Pacific Gas & Electric Co.
3.85%, 11/15/23	50	52
3.75%, 08/15/42	40	36
4.25%, 03/15/46	120	116
Pennsylvania Electric Co., 6.05%, 09/01/17	25	27
PG&E Corp., 2.40%, 03/01/19	40	40
Progress Energy Inc.
7.05%, 03/15/19	50	57
7.75%, 03/01/31	20	26
Puget Energy Inc., 6.00%, 09/01/21	33	37
Red Electrica de Espana Finance BV, 3.88%, 01/25/22, EUR	200	253
Southaven Combined Cycle Generation LLC, 3.85%, 08/15/33	45	47

		2,289

Total Corporate Bonds and Notes (cost $33,888)		32,496

GOVERNMENT AND AGENCY OBLIGATIONS - 24.5%

GOVERNMENT SECURITIES - 23.1%

Federal Home Loan Bank - 0.1% (w)
Federal Home Loan Bank, 3.38%, 09/08/23	230	246

Federal National Mortgage Association - 0.1% (w)
Federal National Mortgage Association, 2.63%, 09/06/24 (e)	365	369

Municipals - 0.3%
Connecticut Housing Finance Authority, 4.00%, 11/15/44	195	208
Maryland Community Development Administration, 2.86%, 09/01/40	125	127
Massachusetts Housing Finance Agency, 4.00%, 12/01/43	15	16
Minnesota Housing Finance Agency
3.00%, 07/01/31	20	21
4.00%, 07/01/38	350	372
2.35%, 03/01/43	41	40
Nebraska Investment Finance Authority
3.00%, 03/01/43	35	36
4.50%, 09/01/43	20	20

	Shares/Par †	Value
South Carolina State Housing Finance & Development, 4.00%, 07/01/41	75	80
South Dakota Housing Development Authority, 4.00%, 05/01/34	20	21
State of California
7.55%, 04/01/39	100	145
7.60%, 11/01/40	105	156
Tennessee Housing Development Agency, 4.00%, 07/01/43	25	26
Utility Debt Securitization Authority, 2.04%, 06/15/21	100	100

		1,368

Sovereign - 13.5%
Argentina Bonar Bond
7.00%, 04/17/17	320	328
8.75%, 05/07/24	60	64
Bermuda Government International Bond
4.14%, 01/03/23 (p) (q)	200	198
4.85%, 02/06/24 (p) (q)	500	516
Brazil Letras do Tesouro Nacional, 10.00%, 01/01/18, BRL	145	33
Bundesrepublik Deutschland
0.50%, 02/15/25, EUR	400	432
2.50%, 07/04/44 - 08/15/46, EUR	1,550	2,100
Colombia Government International Bond, 4.38%, 07/12/21	200	201
Colombia TES
10.00%, 07/24/24, COP	1,020,000	354
7.50%, 08/26/26, COP	2,140,000	621
6.00%, 04/28/28, COP	690,000	170
Dominican Republic International Bond, 7.50%, 05/06/21	175	188
Federal Democratic Republic of Ethiopia, 6.63%, 12/11/24	200	177
France Government Bond, 2.25%, 05/25/24, EUR	700	856
France Government Bond OAT
0.25%, 11/25/20, EUR	180	197
1.75%, 11/25/24, EUR	1,350	1,585
Hashemite Kingdom of Jordan Government Bond, 2.50%, 10/30/20	200	205
Hazine Mustesarligi Varlik Kiralama A/S, 4.56%, 10/10/18	500	513
Hungary Government Bond
6.50%, 06/24/19, HUF	167,900	655
7.50%, 11/12/20, HUF	570,500	2,391
7.00%, 06/24/22, HUF	54,830	232
5.50%, 06/24/25, HUF	25,160	101
Hungary Government International Bond
6.25%, 01/29/20	145	162
6.00%, 11/24/23, HUF	101,000	411
India Government Bond
8.83%, 11/25/23, INR	49,100	779
8.60%, 06/02/28, INR	74,200	1,170
Indonesia Government International Bond
4.88%, 05/05/21	200	207
3.75%, 04/25/22	210	201
Indonesia Treasury Bond
7.88%, 04/15/19, IDR	699,000	49
9.00%, 03/15/29, IDR	900,000	65
8.38%, 03/15/34, IDR	1,100,000	75
Ireland Government Bond
4.50%, 04/18/20, EUR	935	1,204
3.90%, 03/20/23, EUR	505	671
3.40%, 03/18/24, EUR	1,250	1,617
5.40%, 03/13/25, EUR	50	74
2.40%, 05/15/30, EUR	500	593
2.00%, 02/18/45, EUR	350	365

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Italy Buoni Poliennali Del Tesoro
5.50%, 09/01/22, EUR	425	594
4.75%, 08/01/23 (p) (q), EUR	300	410
4.50%, 03/01/24, EUR	1,300	1,755
3.50%, 03/01/30 (p) (q), EUR	500	643
Ivory Coast Government International Bond, 5.75%, 12/31/32	200	178
Japan Government Bond
0.10%, 01/15/16 - 05/15/16, JPY	80,000	666
1.20%, 06/20/21, JPY	16,150	143
1.10%, 12/20/21, JPY	40,000	354
0.80%, 09/20/22 - 06/20/23, JPY	385,000	3,366
0.70%, 12/20/22, JPY	140,000	1,216
0.50%, 12/20/24, JPY	60,000	513
2.20%, 03/20/30, JPY	45,000	458
1.70%, 06/20/33 - 03/20/44, JPY	135,000	1,260
1.40%, 09/20/34, JPY	30,000	271
2.30%, 12/20/35, JPY	35,000	360
Kenya Government International Bond, 6.88%, 06/24/24	200	175
Korea Housing Finance Corp., 2.50%, 11/15/20 (p) (q)	250	250
Malaysia Government Bond
3.66%, 10/15/20, MYR	5,400	1,269
4.50%, 04/15/30, MYR	2,800	646
Mexico Bonos
7.75%, 12/14/17 - 11/13/42, MXN	6,700	417
8.00%, 06/11/20, MXN	900	58
6.50%, 06/10/21, MXN	33,900	2,035
10.00%, 12/05/24 - 11/20/36, MXN	34,000	2,506
5.75%, 03/05/26 (i), MXN	2,000	111
8.50%, 11/18/38, MXN	930	63
Mexico Government International Bond
5.63%, 01/15/17 (e)	182	189
3.63%, 03/15/22	156	157
4.00%, 10/02/23	280	284
4.75%, 03/08/44	250	228
Morocco Government International Bond, 4.25%, 12/11/22	250	248
Netherlands Government Bond
4.00%, 07/15/19, EUR	600	748
2.25%, 07/15/22, EUR	420	515
Nigeria Government International Bond, 6.38%, 07/12/23	200	176
Norway Government Bond
4.25%, 05/19/17 (p) (q), NOK	800	95
3.75%, 05/25/21 (p) (q), NOK	1,130	146
3.00%, 03/14/24 (p) (q), NOK	1,100	140
Overseas Private Investment Corp., 3.49%, 12/20/29	24	24
Peru Government International Bond, 4.13%, 08/25/27	145	142
Peruvian Government International Bond, 5.63%, 11/18/50	50	51
Philippine Government International Bond, 9.88%, 01/15/19	100	124
Poland Government Bond
5.25%, 10/25/17 - 10/25/20, PLN	8,025	2,254
5.75%, 10/25/21 - 09/23/22, PLN	5,900	1,774
4.00%, 10/25/23, PLN	2,650	731
3.25%, 07/25/25, PLN	2,250	590
Poland Government International Bond
5.13%, 04/21/21	90	100
4.00%, 01/22/24	50	53
Queensland Treasury Corp., 5.75%, 07/22/24, AUD	330	285
Republic of Ghana, 8.13%, 01/18/26 (p) (q)	200	156
Republic of Honduras, 8.75%, 12/16/20	200	221

	Shares/Par †	Value
Republic of Indonesia, 4.75%, 01/08/26 (p) (q)	300	296
Republic of Lithuania, 7.38%, 02/11/20	300	355
Republic of Turkey, 6.88%, 03/17/36	75	84
Senegal Government International Bond, 8.75%, 05/13/21 (p) (q)	200	209
Slovenia Government International Bond
5.50%, 10/26/22	600	670
5.85%, 05/10/23	325	370
5.85%, 05/10/23 (p) (q)	250	285
South Africa Government Bond
6.75%, 03/31/21, ZAR	3,750	217
7.75%, 02/28/23, ZAR	8,975	527
6.50%, 02/28/41, ZAR	10,525	450
Spain Government Bond
5.40%, 01/31/23 (p) (q), EUR	850	1,182
2.75%, 10/31/24 (p) (q), EUR	720	854
5.15%, 10/31/44 (p) (q), EUR	915	1,408
Sweden Government Bond
5.00%, 12/01/20, SEK	3,400	495
1.50%, 11/13/23, SEK	5,450	679
Tennessee Valley Authority
3.88%, 02/15/21	100	109
3.50%, 12/15/42 (e)	112	103
Turkey Government Bond
6.30%, 02/14/18, TRY	150	47
9.00%, 07/24/24, TRY	500	157
Turkey Government International Bond, 6.25%, 09/26/22	225	244
United Kingdom Treasury Bond
1.75%, 07/22/19 - 09/07/22, GBP	650	975
2.00%, 07/22/20, GBP	200	304
2.25%, 09/07/23, GBP	870	1,327
2.75%, 09/07/24, GBP	300	473
3.25%, 01/22/44, GBP	510	837
Zambia Government International Bond, 8.97%, 07/30/27 (p) (q)	200	158

		61,723

Treasury Inflation Index Securities - 2.6%
Deutschland Republic Inflation Indexed Bond, 0.10%, 04/15/23 (n), EUR	752	855
Japan Government CPI Indexed Bond, 0.10%, 09/10/23 - 09/10/24 (n), JPY	330,495	2,900
Mexico Government Inflation Indexed Bond
4.00%, 06/13/19 - 11/15/40 (n), MXN	1,076	64
2.00%, 06/09/22 (n), MXN	5,381	291
Mexico Inflation Indexed Udibonos, 4.50%, 12/04/25 (n), MXN	12,915	822
Republic of Turkey Inflation Indexed Note, 2.00%, 09/18/24 (n), TRY	137	44
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/20 - 07/15/24 (n)	809	791
0.63%, 01/15/24 (n)	2,538	2,506
0.25%, 01/15/25 (n)	1,677	1,598
2.38%, 01/15/25 (e) (n)	189	215
0.38%, 07/15/25 (n)	1,429	1,381
1.38%, 02/15/44 (n)	459	466
0.75%, 02/15/45 (n)	116	101

		12,034

U.S. Treasury Securities - 6.5%
U.S. Treasury Bond
3.00%, 11/15/44 - 11/15/45	2,500	2,487
2.88%, 08/15/45	200	194
U.S. Treasury Note
0.88%, 08/15/17 (e)	350	349
1.38%, 06/30/18 - 10/31/20	6,989	6,891
1.50%, 08/31/18 (e)	2,975	2,995
1.63%, 06/30/19 - 06/30/20	5,374	5,388

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
1.75%, 09/30/19	800	806
1.50%, 10/31/19 - 05/31/20	2,000	1,991
1.25%, 01/31/20	2,492	2,454
1.13%, 03/31/20	1,575	1,540
1.63%, 11/30/20 (e)	1,500	1,491
2.13%, 08/15/21 (e)	200	202
1.75%, 05/15/22 (e)	450	443
2.00%, 11/30/22	550	547
2.50%, 05/15/24 (e)	2,150	2,197

		29,975

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.4%

Federal Home Loan Mortgage Corp. - 0.1%
Federal Home Loan Mortgage Corp. REMIC
0.57%, 04/25/20 (i)	193	193
1.58%, 04/25/22	43	42
2.36%, 07/25/22	25	25
3.17%, 10/25/24	50	51

		311

Federal National Mortgage Association - 0.2%
Federal National Mortgage Association
4.00%, 01/15/46, TBA (g)	660	698
REMIC, 2.61%, 03/25/22 (i)	25	25
REMIC, 3.31%, 07/25/23 (i)	125	129
REMIC, 3.33%, 10/25/23 (i)	209	218

		1,070

Government National Mortgage Association - 1.1%
Government National Mortgage Association
4.50%, 06/20/45 - 08/20/45	1,626	1,750
4.00%, 08/20/45	404	429
3.50%, 01/15/46, TBA (g)	2,550	2,657

		4,836

Total Government and Agency Obligations (cost $117,872)		111,932

SHORT TERM INVESTMENTS - 8.0%

Investment Company - 5.4%
JNL Money Market Fund, 0.19% (a) (h)	24,913	24,913

Securities Lending Collateral - 2.6%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	11,666	11,666

Total Short Term Investments (cost $36,579)		36,579

Total Investments - 102.9% (cost $473,418)		470,200
Other Assets and Liabilities, Net - (2.9%)		(13,048)

Total Net Assets - 100.0%		$457,152

JNL/Capital Guardian Global Diversified Research Fund

COMMON STOCKS - 89.3%

ARGENTINA - 0.5%
YPF SA - ADR - Class D	147	$2,311

AUSTRALIA - 2.1%
Seek Ltd.	220	2,449
Sydney Airport	813	3,740
Transurban Group (p) (q)	441	3,345

		9,534

BRAZIL - 1.0%
CCR SA	379	1,203
Hypermarcas SA (c)	417	2,289

	Shares/Par †	Value
Vale SA - Preferred ADR (e)	333	850

		4,342

CANADA - 2.4%
Canadian Natural Resources Ltd.	74	1,616
Enbridge Inc.	54	1,785
First Quantum Minerals Ltd. (e)	335	1,254
Potash Corp. of Saskatchewan Inc.	345	5,907

		10,562

CHILE - 0.2%
Enersis SA - ADR	86	1,045

CHINA - 1.4%
Cheung Kong Property Holdings Ltd.	355	2,297
China Pacific Insurance Group Co. Ltd. - Class H	444	1,817
Great Wall Motor Co. Ltd. - Class H	1,809	2,089

		6,203

DENMARK - 1.3%
Novo Nordisk A/S - Class B	98	5,700

FINLAND - 1.2%
Sampo Oyj - Class A	104	5,258

FRANCE - 1.2%
Edenred (e)	19	356
L’Oreal SA	12	2,030
Safran SA	46	3,148

		5,534

HONG KONG - 2.7%
AIA Group Ltd.	386	2,309
Jardine Matheson Holdings Ltd.	58	2,823
Minth Group Ltd.	1,732	3,441
Pacific Textiles Holdings Ltd.	481	741
Stella International Holdings Ltd.	1,134	2,823

		12,137

INDIA - 1.9%
Bharti Airtel Ltd.	689	3,530
Lupin Ltd.	73	2,025
Sun Pharmaceutical Industries Ltd.	155	1,911
Tech Mahindra Ltd.	133	1,044

		8,510

INDONESIA - 0.9%
Astra International Tbk PT	9,660	4,161

IRELAND - 0.4%
Accenture Plc - Class A	19	2,006

ITALY - 0.5%
Cerved Information Solutions SpA (c)	290	2,411

JAPAN - 6.0%
Denso Corp.	41	1,959
Kawasaki Heavy Industries Ltd.	410	1,517
KDDI Corp.	155	4,028
Keyence Corp.	7	3,777
Kubota Corp.	145	2,240
Murata Manufacturing Co. Ltd.	17	2,432
SMC Corp.	5	1,377
SoftBank Group Corp.	28	1,388
Trend Micro Inc.	65	2,621
Yahoo! Japan Corp.	542	2,205
Yamato Kogyo Co. Ltd.	127	3,243

		26,787

MACAU - 0.5%
Wynn Macau Ltd. (e)	1,778	2,066

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
MEXICO - 0.9%
America Movil SAB de CV - ADR - Class L (e)	187	2,632
Grupo Sanborns SA de CV - Class B-1 (e) (q)	1,010	1,538

		4,170

NETHERLANDS - 3.4%
ABN AMRO Group NV - CVA (c)	78	1,744
Airbus Group NV	33	2,223
ASML Holding NV	40	3,542
ASML Holding NV - ADR	19	1,704
Core Laboratories NV (e)	16	1,685
Gemalto NV (e)	12	694
Koninklijke Philips NV	7	329
Unilever NV - CVA	76	3,317

		15,238

PORTUGAL - 0.9%
Energias de Portugal SA	1,058	3,813

RUSSIAN FEDERATION - 1.1%
Rosneft OAO - GDR	217	755
Surgutneftegas OAO - ADR	719	4,275

		5,030

SINGAPORE - 1.9%
Avago Technologies Ltd.	28	3,992
Singapore Telecommunications Ltd.	1,697	4,375

		8,367

SOUTH AFRICA - 1.0%
Mr Price Group Ltd.	119	1,542
Naspers Ltd. - Class N	12	1,678
Shoprite Holdings Ltd.	156	1,446

		4,666

SOUTH KOREA - 1.1%
Hyundai Motor Co.	17	2,143
LG Household & Health Care Ltd.	3	2,643

		4,786

SWEDEN - 0.5%
Assa Abloy AB - Class B	112	2,352

SWITZERLAND - 4.8%
ACE Ltd.	22	2,571
Cie Financiere Richemont SA	37	2,637
LafargeHolcim Ltd.	77	3,846
Nestle SA	43	3,166
Partners Group Holding AG	9	3,347
Roche Holding AG	17	4,736
Swatch Group AG - Class B (e)	4	1,238
Swatch Group AG	3	225

		21,766

TAIWAN - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	160	3,640

UNITED ARAB EMIRATES - 1.3%
First Gulf Bank PJSC	1,745	5,992

UNITED KINGDOM - 7.4%
ARM Holdings Plc	156	2,375
Associated British Foods Plc	34	1,677
AstraZeneca Plc	77	5,167
British American Tobacco Plc	86	4,793
Burberry Group Plc	111	1,944
Diageo Plc	170	4,637
Henderson Group Plc	796	3,616
Michael Page International Plc	240	1,718
Next Plc	11	1,192

	Shares/Par †	Value
Rio Tinto Plc	105	3,062
Vodafone Group Plc	933	3,024
		33,205

UNITED STATES OF AMERICA - 40.0%
AES Corp.	323	3,093
Alphabet Inc. - Class C (c)	3	2,209
Amazon.com Inc. (c)	3	1,825
AmerisourceBergen Corp.	29	3,039
Aon Plc - Class A	25	2,324
Apple Inc.	44	4,621
Cerner Corp. (c)	39	2,329
Chevron Corp.	66	5,919
CME Group Inc. - Class A	33	3,008
CMS Energy Corp. (e)	67	2,399
Coca-Cola Co.	83	3,553
Comcast Corp. - Class A	32	1,800
ConocoPhillips Co.	101	4,711
Danaher Corp.	23	2,164
DaVita HealthCare Partners Inc. (c)	45	3,151
Delphi Automotive Plc	47	4,038
Discover Financial Services	53	2,837
Eli Lilly & Co.	110	9,243
EOG Resources Inc.	67	4,736
Gannett Co. Inc.	187	3,038
General Electric Co.	150	4,657
Goldman Sachs Group Inc.	23	4,199
Hexcel Corp.	80	3,693
HP Inc.	239	2,830
Humana Inc.	16	2,820
IDEX Corp. (e)	54	4,114
Incyte Corp. (c)	59	6,366
Intercontinental Exchange Inc.	8	2,127
Iron Mountain Inc.	112	3,014
Marsh & McLennan Cos. Inc.	37	2,068
Microsoft Corp.	99	5,476
Monsanto Co.	39	3,882
Nielsen Holdings Plc	87	4,036
Nike Inc. - Class B	36	2,225
Norfolk Southern Corp.	28	2,377
Norwegian Cruise Line Holdings Ltd. (c)	71	4,167
PacWest Bancorp	37	1,599
Panera Bread Co. - Class A (c)	9	1,753
Philip Morris International Inc.	70	6,180
Praxair Inc.	22	2,243
Priceline Group Inc. (c)	1	1,657
Procter & Gamble Co.	76	5,995
Schlumberger Ltd.	36	2,476
Sirius XM Holdings Inc. (c) (e)	500	2,035
Starbucks Corp.	60	3,596
Tableau Software Inc. - Class A (c)	16	1,508
Tegna Inc. (e)	50	1,279
Texas Instruments Inc.	34	1,875
Umpqua Holdings Corp. (e)	97	1,542
Union Pacific Corp.	26	1,994
VeriSign Inc. (c) (e)	18	1,607
Verizon Communications Inc.	121	5,602
Visa Inc. - Class A	29	2,233
Waste Connections Inc.	48	2,675
Wells Fargo & Co.	48	2,631
Wynn Resorts Ltd. (e)	16	1,114

		179,682

Total Common Stocks (cost $369,824)		401,274

PREFERRED STOCKS - 2.1%

BRAZIL - 0.7%
Vale SA	1,306	3,382

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
SOUTH KOREA - 0.3%
Hyundai Motor Co.	15	1,299

UNITED STATES OF AMERICA - 1.1%
American Tower Corp., 5.50%, 02/15/18	49	4,939

Total Preferred Stocks (cost $17,002)		9,620

SHORT TERM INVESTMENTS - 10.2%

Investment Company - 8.5%
JNL Money Market Fund, 0.19% (a) (h)	37,929	37,929

Securities Lending Collateral - 1.7%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	7,472	7,472

Total Short Term Investments (cost $45,401)		45,401

Total Investments - 101.6% (cost $432,227)		456,295
Other Assets and Liabilities, Net - (1.6%)		(7,009)

Total Net Assets - 100.0%		$449,286

JNL/DFA U.S. Core Equity Fund

COMMON STOCKS - 99.6%

CONSUMER DISCRETIONARY - 16.3%
1-800-Flowers.com Inc. - Class A (c)	2	$18
Aaron’s Inc.	6	139
Abercrombie & Fitch Co. - Class A (e)	4	119
Advance Auto Parts Inc.	3	514
AH Belo Corp. - Class A	3	14
Amazon.com Inc. (c)	13	8,820
AMC Entertainment Holdings Inc. - Class A	2	41
AMC Networks Inc. - Class A (c)	2	153
America’s Car-Mart Inc. (c) (e)	1	26
American Axle & Manufacturing Holdings Inc. (c)	7	123
American Eagle Outfitters Inc. (e)	17	264
American Public Education Inc. (c)	1	24
Apollo Education Group Inc. - Class A (c)	9	72
ARAMARK Corp.	9	303
Arctic Cat Inc. (e)	1	15
Asbury Automotive Group Inc. (c)	3	198
Ascena Retail Group Inc. (c)	17	166
Ascent Capital Group Inc. - Class A (c)	1	15
Autoliv Inc. (e)	4	471
AutoNation Inc. (c)	9	525
AutoZone Inc. (c)	1	594
Barnes & Noble Education Inc. (c)	3	33
Barnes & Noble Inc. (e)	6	52
Bassett Furniture Industries Inc.	1	13
Bed Bath & Beyond Inc. (c)	10	469
Belmond Ltd. - Class A (c)	8	79
Best Buy Co. Inc.	24	744
Big 5 Sporting Goods Corp.	2	24
Big Lots Inc. (e)	5	202
Biglari Holdings Inc. (c)	—	37
BJ’s Restaurants Inc. (c)	2	94
Bloomin’ Brands Inc.	13	218
Blue Nile Inc. (c)	1	37
Bob Evans Farms Inc.	2	75
BorgWarner Inc.	12	500
Bravo Brio Restaurant Group Inc. (c)	1	9
Bridgepoint Education Inc. (c) (e)	3	26
Bright Horizons Family Solutions Inc. (c)	4	288
Brinker International Inc.	4	211
Brunswick Corp.	6	320

	Shares/Par †	Value
Buckle Inc. (e)	1	41
Buffalo Wild Wings Inc. (c) (e)	2	268
Build-A-Bear Workshop Inc. (c) (e)	1	16
Burlington Stores Inc. (c)	5	207
Cabela’s Inc. - Class A (c) (e)	6	295
Cable One Inc.	—	205
Cablevision Systems Corp. - Class A	16	519
CalAtlantic Group Inc.	7	264
Caleres Inc.	4	94
Callaway Golf Co.	6	59
Capella Education Co.	1	49
Career Education Corp. (c)	7	25
Carmax Inc. (c)	9	510
Carmike Cinemas Inc. (c)	1	30
Carnival Corp.	6	341
Carriage Services Inc.	1	32
Carrol’s Restaurant Group Inc. (c)	3	34
Carter’s Inc.	5	409
Cato Corp. - Class A	2	85
Cavco Industries Inc. (c)	1	42
CBS Corp. - Class A	—	10
CBS Corp. - Class B	12	545
Century Communities Inc. (c)	1	10
Charles & Colvard Ltd. (c)	2	2
Charter Communications Inc. - Class A (c) (e)	2	397
Cheesecake Factory Inc.	5	234
Cherokee Inc. (c) (e)	1	12
Chico’s FAS Inc.	12	126
Childrens Place Retail Stores Inc.	2	88
Chipotle Mexican Grill Inc. (c)	1	480
Choice Hotels International Inc.	4	210
Christopher & Banks Corp. (c) (e)	1	2
Churchill Downs Inc.	1	175
Chuy’s Holdings Inc. (c) (e)	1	42
Cinemark Holdings Inc.	10	324
Citi Trends Inc.	1	28
Clear Channel Outdoor Holdings Inc.	2	10
ClubCorp Holdings Inc.	4	78
Coach Inc.	10	339
Collectors Universe Inc.	—	5
Columbia Sportswear Co.	5	242
Comcast Corp. - Class A	97	5,454
Conn’s Inc. (c) (e)	2	56
Cooper Tire & Rubber Co.	6	209
Cooper-Standard Holding Inc. (c)	1	81
Core-Mark Holding Co. Inc.	1	116
Cracker Barrel Old Country Store Inc. (e)	3	330
Crocs Inc. (c)	6	59
Crown Media Holdings Inc. - Class A (c)	7	39
CSS Industries Inc.	—	11
CST Brands Inc.	7	266
Culp Inc.	1	23
Cumulus Media Inc. - Class A (c) (e)	16	5
D.R. Horton Inc.	17	545
Dana Holding Corp.	17	235
Darden Restaurants Inc.	8	524
Deckers Outdoor Corp. (c) (e)	2	117
Del Frisco’s Restaurant Group Inc. (c) (e)	1	21
Delphi Automotive Plc	9	754
Denny’s Corp. (c)	5	53
Destination Maternity Corp.	1	8
Destination XL Group Inc. (c)	2	12
DeVry Education Group Inc. (e)	5	130
Diamond Resorts International Inc. (c) (e)	5	139
Dick’s Sporting Goods Inc.	7	256
Dillard’s Inc. - Class A (e)	4	245
DineEquity Inc.	2	170

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Discovery Communications Inc. - Class A (c) (e)	12	320
Discovery Communications Inc. - Class C (c)	19	471
DISH Network Corp. - Class A (c)	7	377
Dixie Group Inc. - Class A (c)	—	2
Dollar General Corp.	8	573
Dollar Tree Inc. (c)	10	752
Domino’s Pizza Inc.	3	278
Dorman Products Inc. (c) (e)	2	109
DreamWorks Animation SKG Inc. - Class A (c) (e)	6	151
Drew Industries Inc.	2	130
DSW Inc. - Class A	6	135
Dunkin’ Brands Group Inc.	8	337
Entercom Communications Corp. - Class A (c)	3	30
Entravision Communications Corp. - Class A	6	43
Escalade Inc.	1	12
Ethan Allen Interiors Inc. (e)	2	56
EVINE Live Inc. - Class A (c)	1	2
EW Scripps Co. - Class A (e)	5	90
Expedia Inc.	5	595
Express Inc. (c)	8	135
Famous Dave’s Of America Inc. (c) (e)	1	4
Federal-Mogul Corp. (c) (e)	7	46
Fiesta Restaurant Group Inc. (c)	2	58
Finish Line Inc. - Class A	4	74
Five Below Inc. (c) (e)	3	110
Flexsteel Industries Inc. (e)	1	23
Foot Locker Inc.	8	514
Ford Motor Co.	137	1,928
Fossil Group Inc. (c) (e)	5	190
Fox Factory Holding Corp. (c) (e)	2	39
Francesca’s Holdings Corp. (c)	4	65
Fred’s Inc. - Class A	3	46
FTD Cos. Inc. (c)	2	49
Fuel Systems Solutions Inc. (c)	1	4
G-III Apparel Group Ltd. (c)	3	136
Gaiam Inc. - Class A (c) (e)	—	1
GameStop Corp. - Class A (e)	11	302
Gannett Co. Inc.	8	127
Gap Inc. (e)	16	399
Garmin Ltd. (e)	9	318
General Motors Co.	41	1,391
Genesco Inc. (c)	2	108
Gentex Corp.	24	383
Gentherm Inc. (c)	3	161
Genuine Parts Co.	7	634
GNC Holdings Inc. - Class A	9	283
Goodyear Tire & Rubber Co.	21	695
GoPro Inc. - Class A (c) (e)	8	142
Graham Holdings Co.	—	146
Grand Canyon Education Inc. (c) (e)	4	172
Gray Television Inc. (c)	6	95
Green Brick Partners Inc. (c)	1	5
Group 1 Automotive Inc.	2	167
Groupon Inc. - Class A (c) (e)	21	64
Guess? Inc. (e)	7	136
H&R Block Inc.	11	353
HanesBrands Inc.	15	428
Harley-Davidson Inc. (e)	10	469
Harman International Industries Inc.	5	432
Harte-Hanks Inc.	4	14
Hasbro Inc.	5	313
Haverty Furniture Cos. Inc.	2	33
Helen of Troy Ltd. (c)	2	182
hhgregg Inc. (c) (e)	1	3
Hibbett Sports Inc. (c) (e)	2	56
Hilton Worldwide Holdings Inc.	10	214

	Shares/Par †	Value
Home Depot Inc.	41	5,460
Hooker Furniture Corp. (e)	1	14
Horizon Global Corp. (c)	1	12
Houghton Mifflin Harcourt Co. (c)	9	188
HSN Inc.	3	176
Hyatt Hotels Corp. - Class A (c)	1	46
Iconix Brand Group Inc. (c) (e)	2	15
Ignite Restaurant Group Inc. (c) (e)	1	4
Installed Building Products Inc. (c)	1	35
International Game Technology Plc (e)	2	39
International Speedway Corp. - Class A	2	66
Interpublic Group of Cos. Inc.	16	372
Interval Leisure Group Inc.	4	68
iRobot Corp. (c) (e)	1	28
Isle of Capri Casinos Inc. (c)	1	15
J.C. Penney Co. Inc. (c) (e)	20	136
Jack in the Box Inc.	2	188
Jamba Inc. (c) (e)	1	8
John Wiley & Sons Inc. - Class A	4	191
John Wiley & Sons Inc. - Class B	—	4
Johnson Controls Inc.	18	706
Journal Media Group Inc.	1	16
K12 Inc. (c)	4	33
Kate Spade & Co. (c)	6	100
KB Home (e)	4	43
Kirkland’s Inc.	2	22
Kohl’s Corp.	17	828
Kona Grill Inc. (c) (e)	1	14
Krispy Kreme Doughnuts Inc. (c)	3	47
L Brands Inc.	5	481
La Quinta Holdings Inc. (c) (e)	10	134
La-Z-Boy Inc.	4	100
Lakeland Industries Inc. (c)	—	2
Lands’ End Inc. (c) (e)	2	35
Las Vegas Sands Corp.	12	530
Lear Corp.	4	534
Leggett & Platt Inc.	6	250
Lennar Corp. - Class A (e)	8	412
Lennar Corp. - Class B	1	24
LGI Homes Inc. (c) (e)	—	3
Libbey Inc.	2	50
Liberty Broadband Corp. - Class A (c)	2	94
Liberty Broadband Corp. - Class C (c)	5	248
Liberty Interactive Corp. QVC Group - Class A (c)	24	665
Liberty Media Corp. - Class A (c)	3	130
Liberty Media Corp. - Class C (c)	7	248
Liberty Tax Inc. - Class A	1	22
Liberty TripAdvisor Holdings Inc. - Class A (c)	6	172
Liberty Ventures - Class A (c)	11	477
Lifetime Brands Inc. (e)	1	15
Lions Gate Entertainment Corp. (e)	7	235
Lithia Motors Inc. - Class A (e)	2	220
Live Nation Inc. (c)	13	320
LKQ Corp. (c)	14	426
Lowe’s Cos. Inc.	30	2,248
Luby’s Inc. (c)	1	6
Lululemon Athletica Inc. (c) (e)	5	237
Lumber Liquidators Holdings Inc. (c)	1	17
M/I Homes Inc. (c)	2	48
Macy’s Inc.	11	379
Madison Square Garden Co. - Class A (c) (e)	1	236
Marcus Corp.	1	17
Marine Products Corp.	1	7
MarineMax Inc. (c) (e)	1	26
Marriott International Inc. - Class A	4	284
Marriott Vacations Worldwide Corp.	2	138
Mattel Inc.	13	351

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Mattress Firm Holding Corp. (c) (e)	1	50
McClatchy Co. - Class A (c) (e)	6	8
McDonald’s Corp.	30	3,561
MDC Holdings Inc.	4	105
Media General Inc. (c)	2	32
Men’s Wearhouse Inc. (e)	4	52
Meredith Corp.	3	126
Meritage Homes Corp. (c)	3	107
MGM Resorts International (c)	27	615
Michael Kors Holdings Ltd. (c)	9	377
Michaels Cos. Inc. (c)	11	241
Modine Manufacturing Co. (c)	4	40
Mohawk Industries Inc. (c)	3	606
Monarch Casino & Resort Inc. (c)	1	16
Monro Muffler Brake Inc.	2	152
Motorcar Parts of America Inc. (c)	1	40
Movado Group Inc. (e)	1	28
MSG Networks Inc. - Class A (c)	4	91
Murphy USA Inc. (c)	5	297
NACCO Industries Inc. - Class A	1	21
Nathan’s Famous Inc.	1	31
National CineMedia Inc.	4	69
Nautilus Inc. (c)	3	56
Netflix Inc. (c)	5	585
New York & Co. Inc. (c)	5	11
New York Times Co. - Class A	11	141
Newell Rubbermaid Inc.	9	408
News Corp. - Class A	11	142
News Corp. - Class B (e)	6	85
Nexstar Broadcasting Group Inc. - Class A (e)	2	124
Nike Inc. - Class B	36	2,264
Nordstrom Inc. (e)	10	521
Norwegian Cruise Line Holdings Ltd. (c)	9	503
NutriSystem Inc.	2	37
NVR Inc. (c)	—	493
O’Reilly Automotive Inc. (c)	4	1,059
Office Depot Inc. (c)	40	227
Omnicom Group Inc.	11	795
Outerwall Inc. (e)	1	48
Overstock.com Inc. (c) (e)	1	6
Oxford Industries Inc.	1	92
Panera Bread Co. - Class A (c)	2	461
Papa John’s International Inc.	3	163
Penn National Gaming Inc. (c)	4	62
Penske Auto Group Inc.	8	335
Pep Boys-Manny Moe & Jack (c)	4	73
Perry Ellis International Inc. (c)	1	22
Pier 1 Imports Inc. (e)	6	32
Pinnacle Entertainment Inc. (c)	3	97
Polaris Industries Inc. (e)	3	242
Pool Corp.	3	233
Popeyes Louisiana Kitchen Inc. (c)	1	78
Priceline Group Inc. (c)	1	1,786
Pulte Homes Inc.	18	323
PVH Corp.	4	288
Ralph Lauren Corp. - Class A	3	334
RCI Hospitality Holdings Inc. (c)	1	8
Reading International Inc. - Class A (c)	1	15
Red Lion Hotels Corp. (c)	2	15
Red Robin Gourmet Burgers Inc. (c)	1	62
Regal Entertainment Group - Class A (e)	9	179
Regis Corp. (c)	4	57
Rent-A-Center Inc.	4	66
Restaurant Brands International Inc.	1	19
Restoration Hardware Holdings Inc. (c) (e)	3	226
Rocky Brands Inc.	1	7
Ross Stores Inc.	13	685
Royal Caribbean Cruises Ltd.	11	1,082

	Shares/Par †	Value
Ruby Tuesday Inc. (c)	5	27
Ruth’s Hospitality Group Inc.	3	50
Sally Beauty Holdings Inc. (c)	11	320
Scholastic Corp.	2	80
Scientific Games Corp. - Class A (c) (e)	3	28
Scripps Networks Interactive Inc. - Class A	4	219
Sears Hometown and Outlet Stores Inc. (c)	—	4
SeaWorld Entertainment Inc. (e)	9	187
Select Comfort Corp. (c)	5	112
Service Corp. International	21	552
ServiceMaster Global Holdings Inc. (c)	13	493
Shiloh Industries Inc. (c) (e)	1	4
Shoe Carnival Inc.	2	40
Shutterfly Inc. (c) (e)	2	107
Signet Jewelers Ltd.	3	364
Sinclair Broadcast Group Inc. - Class A (e)	7	237
Sirius XM Holdings Inc. (c) (e)	71	287
Six Flags Entertainment Corp.	6	340
Sizmek Inc. (c)	3	11
Skechers U.S.A. Inc. - Class A (c)	9	281
Skullcandy Inc. (c)	2	7
Smith & Wesson Holding Corp. (c)	5	104
Sonic Automotive Inc. - Class A	4	99
Sonic Corp.	4	127
Sotheby’s	5	134
Spartan Motors Inc.	2	5
Speedway Motorsports Inc.	3	64
Sportsman’s Warehouse Holdings Inc. (c) (e)	1	15
Stage Stores Inc. (e)	3	26
Standard Motor Products Inc.	2	84
Staples Inc.	19	181
Starbucks Corp.	47	2,845
Starwood Hotels & Resorts Worldwide Inc.	7	515
Starz - Class A (c)	6	207
Stein Mart Inc. (e)	4	29
Steven Madden Ltd. (c)	4	134
Stoneridge Inc. (c)	3	46
Strattec Security Corp. (e)	—	7
Strayer Education Inc. (c)	1	72
Sturm Ruger & Co. Inc. (e)	1	72
Superior Industries International Inc.	2	34
Superior Uniform Group Inc.	1	17
Systemax Inc. (c) (e)	2	15
Target Corp.	16	1,191
Taylor Morrison Home Corp. - Class A (c)	3	54
Tegna Inc.	17	426
Tempur Sealy International Inc. (c)	4	289
Tenneco Inc. (c)	7	302
Tesla Motors Inc. (c) (e)	1	284
Texas Roadhouse Inc.	5	182
Thor Industries Inc.	5	259
Tiffany & Co.	6	428
Tile Shop Holdings Inc. (c)	—	3
Tilly’s Inc. - Class A (c)	1	7
Time Inc.	8	132
Time Warner Cable Inc.	8	1,460
Time Warner Inc.	23	1,517
TJX Cos. Inc.	21	1,488
Toll Brothers Inc. (c)	6	200
TopBuild Corp. (c)	2	51
Tower International Inc.	2	49
Tractor Supply Co.	6	508
TRI Pointe Homes Inc. (c)	12	157
TripAdvisor Inc. (c)	4	332
Tumi Holdings Inc. (c)	5	86
Tupperware Brands Corp.	3	165
Twenty-First Century Fox Inc. - Class A	33	889
Twenty-First Century Fox Inc. - Class B	8	215

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Ulta Salon Cosmetics & Fragrance Inc. (c)	2	448
Under Armour Inc. - Class A (c) (e)	5	413
Unifi Inc. (c)	—	12
Universal Electronics Inc. (c)	1	46
Universal Technical Institute Inc.	2	8
Urban Outfitters Inc. (c)	11	252
Vail Resorts Inc.	3	418
VF Corp.	7	419
Viacom Inc. - Class A	—	4
Viacom Inc. - Class B	9	385
Vista Outdoor Inc. (c)	4	183
Visteon Corp. (c)	3	356
Vitamin Shoppe Inc. (c)	2	67
VOXX International Corp. - Class A (c)	2	10
Walt Disney Co.	35	3,692
WCI Communities Inc. (c)	—	4
Weight Watchers International Inc. (c) (e)	1	23
Wendy’s Co.	28	305
West Marine Inc. (c)	2	18
Weyco Group Inc. (e)	1	18
Whirlpool Corp. (e)	5	701
William Lyon Homes - Class A (c)	2	32
Williams-Sonoma Inc.	4	232
Winmark Corp.	—	23
Winnebago Industries Inc. (e)	2	42
Wolverine World Wide Inc.	9	147
Wyndham Worldwide Corp. (e)	5	397
Wynn Resorts Ltd. (e)	2	125
Yum! Brands Inc.	13	962
Zagg Inc. (c)	2	24
Zumiez Inc. (c)	2	30

		117,856

CONSUMER STAPLES - 8.6%
Alico Inc. (e)	1	20
Alliance One International Inc. (c)	1	6
Altria Group Inc.	62	3,603
Andersons Inc.	3	81
Archer-Daniels-Midland Co.	14	499
Avon Products Inc. (e)	12	48
B&G Foods Inc.	5	189
Boston Beer Co. Inc. - Class A (c) (e)	1	162
Boulder Brands Inc. (c)	4	45
Brown-Forman Corp. - Class A (e)	1	125
Brown-Forman Corp. - Class B	4	440
Bunge Ltd.	8	518
Cal-Maine Foods Inc. (e)	4	182
Calavo Growers Inc.	1	49
Campbell Soup Co.	13	695
Casey’s General Stores Inc.	4	499
Central Garden & Pet Co. (c)	1	7
Central Garden & Pet Co. - Class A (c)	3	37
Chefs’ Warehouse Inc. (c)	1	15
Church & Dwight Co. Inc.	5	392
Clorox Co.	6	708
Coca-Cola Bottling Co.	1	123
Coca-Cola Co.	110	4,716
Coca-Cola Enterprises Inc.	14	703
Colgate-Palmolive Co.	26	1,744
ConAgra Foods Inc.	20	860
Constellation Brands Inc. - Class A	5	751
Constellation Brands Inc. - Class B (e)	—	1
Costco Wholesale Corp.	12	1,866
Coty Inc. - Class A (e)	4	90
Craft Brewers Alliance Inc. (c)	1	7
CVS Health Corp.	33	3,254
Darling Ingredients Inc. (c)	11	112
Dean Foods Co.	7	120

	Shares/Par †	Value
Diamond Foods Inc. (c)	2	89
Dr. Pepper Snapple Group Inc.	7	668
Edgewell Personal Care Co.	4	338
Energizer Holdings Inc.	3	103
Estee Lauder Cos. Inc. - Class A	7	590
Farmer Bros. Co. (c) (e)	1	31
Flowers Foods Inc.	17	367
Fresh Del Monte Produce Inc.	5	175
General Mills Inc.	19	1,076
Hain Celestial Group Inc. (c) (e)	5	218
Herbalife Ltd. (c) (e)	7	371
Hershey Co.	4	376
Hormel Foods Corp.	6	449
HRG Group Inc. (c)	10	139
Ingles Markets Inc. - Class A	1	61
Ingredion Inc.	7	629
Inter Parfums Inc.	2	49
Inventure Foods Inc. (c) (e)	1	8
J&J Snack Foods Corp.	1	152
JM Smucker Co.	5	652
John B. Sanfilippo & Son Inc.	1	38
Kellogg Co.	8	590
Keurig Green Mountain Inc.	4	402
Kimberly-Clark Corp.	11	1,391
Kraft Heinz Foods Co.	12	887
Kroger Co.	28	1,187
Lancaster Colony Corp.	2	217
Landec Corp. (c) (e)	2	23
Limoneira Co. (e)	1	16
Mannatech Inc. (c) (e)	—	6
McCormick & Co. Inc.	4	377
Mead Johnson Nutrition Co.	8	594
Medifast Inc.	1	36
MGP Ingredients Inc.	1	36
Molson Coors Brewing Co. - Class B	5	473
Mondelez International Inc. - Class A	43	1,937
Monster Beverage Corp. (c)	3	455
National Beverage Corp. (c)	2	82
Natural Grocers by Vitamin Cottage Inc. (c) (e)	—	7
Natural Health Trends Corp. (e)	—	5
Nature’s Sunshine Products Inc.	1	8
Nu Skin Enterprises Inc. - Class A (e)	5	176
Nutraceutical International Corp. (c)	1	28
Oil-Dri Corp. of America	—	15
Omega Protein Corp. (c) (e)	2	41
Orchids Paper Products Co.	1	17
PepsiCo Inc.	47	4,672
Philip Morris International Inc.	34	3,022
Pilgrim’s Pride Corp. (e)	8	170
Pinnacle Foods Inc.	10	433
Post Holdings Inc. (c)	5	324
PriceSmart Inc.	2	173
Primo Water Corp. (c)	1	10
Procter & Gamble Co.	61	4,843
Revlon Inc. - Class A (c)	3	76
Reynolds American Inc.	24	1,092
Rite Aid Corp. (c)	36	283
Sanderson Farms Inc. (e)	2	161
Seneca Foods Corp. - Class A (c)	1	20
Snyders-Lance Inc. (e)	5	180
SpartanNash Co.	3	63
Spectrum Brands Holdings Inc.	4	403
Sprouts Farmers Market Inc. (c)	10	273
SUPERVALU Inc. (c)	19	130
Sysco Corp.	12	503
The Fresh Market Inc. (c) (e)	2	35
Tootsie Roll Industries Inc. (e)	2	55
TreeHouse Foods Inc. (c)	4	291

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Tyson Foods Inc. - Class A (e)	14	768
United Natural Foods Inc. (c)	3	131
Universal Corp. (e)	1	62
USANA Health Sciences Inc. (c)	1	64
Vector Group Ltd. (e)	8	177
Village Super Market Inc. - Class A	1	14
Wal-Mart Stores Inc.	44	2,675
Walgreens Boots Alliance Inc.	19	1,657
WD-40 Co.	1	85
Weis Markets Inc.	2	84
WhiteWave Foods Co. (c)	6	251
Whole Foods Market Inc.	8	280

		61,712

ENERGY - 6.0%
Abraxas Petroleum Corp. (c)	4	5
Adams Resources & Energy Inc.	—	9
Alon USA Energy Inc. (e)	6	83
Anadarko Petroleum Corp.	11	515
Antero Resources Corp. (c) (e)	2	45
Apache Corp.	10	447
Archrock Inc.	6	43
Atwood Oceanics Inc. (e)	6	58
Baker Hughes Inc.	9	397
Basic Energy Services Inc. (c) (e)	4	11
Bill Barrett Corp. (c) (e)	3	11
Bonanza Creek Energy Inc. (c) (e)	4	23
Bristow Group Inc.	2	39
C&J Energy Services Ltd. (c) (e)	4	18
Cabot Oil & Gas Corp.	8	144
California Resources Corp. (e)	18	42
Callon Petroleum Co. (c)	6	50
Cameron International Corp. (c)	11	694
CARBO Ceramics Inc. (e)	1	21
Carrizo Oil & Gas Inc. (c)	4	127
Cheniere Energy Inc. (c)	7	268
Chesapeake Energy Corp. (e)	25	114
Chevron Corp.	37	3,334
Cimarex Energy Co.	3	278
Clayton Williams Energy Inc. (c) (e)	1	38
Cloud Peak Energy Inc. (c) (e)	5	10
Cobalt International Energy Inc. (c)	27	144
Columbia Pipeline Group Inc.	10	199
Comstock Resources Inc. (e)	2	4
Concho Resources Inc. (c)	4	372
ConocoPhillips Co.	27	1,260
CONSOL Energy Inc. (e)	6	49
Contango Oil & Gas Co. (c)	1	7
Continental Resources Inc. (c)	10	223
Core Laboratories NV (e)	3	348
CVR Energy Inc.	4	150
Dawson Geophysical Co. (c)	—	1
Delek US Holdings Inc.	5	133
Denbury Resources Inc. (e)	24	48
Devon Energy Corp.	11	338
DHT Holdings Inc.	7	55
Diamond Offshore Drilling Inc.	9	195
Diamondback Energy Inc. (c)	4	290
Dorian LPG Ltd. (c) (e)	1	13
Dril-Quip Inc. (c)	3	187
Emerald Oil Inc. (c) (e)	—	—
Energen Corp.	6	237
Energy XXII Ltd. (e)	6	6
EnLink Midstream LLC (e)	6	96
Ensco Plc - Class A	6	92
EOG Resources Inc.	17	1,193
EP Energy Corp. - Class A (c) (e)	5	24
EQT Corp.	4	226

	Shares/Par †	Value
Era Group Inc. (c)	2	18
Evolution Petroleum Corp.	1	4
Exterran Corp. (c)	3	46
Exxon Mobil Corp.	127	9,888
FMC Technologies Inc. (c)	13	365
Forum Energy Technologies Inc. (c)	7	85
GasLog Ltd. (e)	5	38
Gastar Exploration Inc. (c) (e)	6	8
Geospace Technologies Corp. (c) (e)	1	10
Green Plains Inc.	3	66
Gulf Island Fabrication Inc.	1	9
Gulfmark Offshore Inc. - Class A (e)	2	10
Gulfport Energy Corp. (c)	7	164
Halcon Resources Corp. (c)	4	5
Halliburton Co.	24	828
Helix Energy Solutions Group Inc. (c)	10	51
Helmerich & Payne Inc. (e)	7	379
Hess Corp.	9	415
HKN Inc. (c)	—	1
HollyFrontier Corp.	10	384
Hornbeck Offshore Services Inc. (c) (e)	2	23
ION Geophysical Corp. (c) (e)	12	6
Jones Energy Inc. - Class A (c)	1	4
Key Energy Services Inc. (c) (e)	13	6
Kinder Morgan Inc.	39	577
Kosmos Energy Ltd. (c)	20	103
Laredo Petroleum Holdings Inc. (c) (e)	12	94
LinnCo LLC (e)	8	8
Marathon Oil Corp.	20	246
Marathon Petroleum Corp.	23	1,196
Matador Resources Co. (c) (e)	6	121
Matrix Service Co. (c)	2	39
McDermott International Inc. (c) (e)	4	13
Memorial Resource Development Corp. (c)	22	350
Mitcham Industries Inc. (c) (e)	1	2
Murphy Oil Corp.	10	217
Nabors Industries Ltd.	23	198
National Oilwell Varco Inc.	9	317
Natural Gas Services Group Inc. (c)	1	20
Newfield Exploration Co. (c)	9	299
Newpark Resources Inc. (c)	7	38
Noble Corp. Plc (e)	17	178
Noble Energy Inc.	13	426
Northern Oil and Gas Inc. (c) (e)	4	17
Oasis Petroleum Inc. (c) (e)	10	74
Occidental Petroleum Corp.	11	727
Oceaneering International Inc.	9	326
Oil States International Inc. (c)	4	120
Oneok Inc. (e)	10	250
Pacific Drilling SA (c)	2	1
Panhandle Oil and Gas Inc. - Class A (e)	2	25
Par Pacific Holdings Inc. (c)	1	33
Parker Drilling Co. (c)	10	18
Parsley Energy Inc. - Class A (c)	4	80
Patterson-UTI Energy Inc.	13	198
PBF Energy Inc. - Class A	8	295
PDC Energy Inc. (c) (e)	3	164
Peabody Energy Corp. (e)	1	9
PetroQuest Energy Inc. (c) (e)	4	2
PHI Inc. (c)	1	18
PHI Inc. (c)	—	2
Phillips 66	14	1,182
Pioneer Energy Services Corp. (c)	2	5
Pioneer Natural Resources Co.	3	406
QEP Resources Inc.	13	180
Range Resources Corp. (e)	9	214
Renewable Energy Group Inc. (c)	3	31
Rex Energy Corp. (c) (e)	5	5

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Rice Energy Inc. (c)	6	68
RigNet Inc. (c) (e)	1	17
Ring Energy Inc. (c) (e)	1	8
Rowan Cos. Plc - Class A	9	149
RPC Inc. (e)	14	172
RSP Permian Inc. (c)	5	114
Schlumberger Ltd.	39	2,748
Scorpio Tankers Inc.	16	129
SEACOR Holdings Inc. (c) (e)	2	83
SemGroup Corp. - Class A	3	83
Seventy Seven Energy Inc. (c) (e)	2	2
Ship Finance International Ltd. (e)	5	83
SM Energy Co. (e)	7	133
Southwestern Energy Co. (c) (e)	17	124
Spectra Energy Corp.	15	368
Stone Energy Corp. (c) (e)	5	20
Superior Energy Services Inc.	13	171
Synergy Resources Corp. (c) (e)	7	61
Targa Resources Corp.	6	154
Teekay Corp. (e)	7	73
Teekay Tankers Ltd.	4	25
Tesco Corp.	3	23
Tesoro Corp.	12	1,219
Tetra Technologies Inc. (c)	8	60
Tidewater Inc. (e)	4	27
Transocean Ltd. (e)	23	289
Triangle Petroleum Corp. (c) (e)	6	5
Ultra Petroleum Corp. (c) (e)	8	21
Unit Corp. (c) (e)	3	42
US Silica Holdings Inc. (e)	3	60
VAALCO Energy Inc. (c)	5	8
Valero Energy Corp.	18	1,254
W&T Offshore Inc. (c) (e)	5	12
Weatherford International Plc (c)	34	289
Western Refining Inc.	11	387
Westmoreland Coal Co. (c) (e)	1	7
Whiting Petroleum Corp. (c)	8	78
Willbros Group Inc. (c) (e)	—	—
Williams Cos. Inc.	16	402
World Fuel Services Corp.	5	178
WPX Energy Inc. (c) (e)	14	81

		43,578

FINANCIALS - 13.9%
1st Source Corp.	2	67
Access National Corp.	—	8
ACE Ltd. (e)	4	514
Affiliated Managers Group Inc. (c)	2	344
AFLAC Inc.	9	558
Alexander & Baldwin Inc.	4	142
Alleghany Corp. (c)	—	225
Allied World Assurance Co. Holdings Ltd.	6	226
Allstate Corp.	9	537
Ally Financial Inc. (c)	27	511
Altisource Portfolio Solutions SA (c)	1	38
Ambac Financial Group Inc. (c)	2	34
American Equity Investment Life Holding Co.	7	170
American Express Co.	24	1,691
American Financial Group Inc.	6	410
American International Group Inc.	19	1,170
American National Bankshares Inc.	—	12
American National Insurance Co.	2	201
Ameriprise Financial Inc.	6	595
Ameris Bancorp	3	97
Amerisafe Inc.	1	71
AmTrust Financial Services Inc. (e)	7	445
Aon Plc - Class A	8	701
Arch Capital Group Ltd. (c)	4	280

	Shares/Par †	Value
Argo Group International Holdings Ltd.	1	43
Arrow Financial Corp.	1	23
Arthur J Gallagher & Co.	7	303
Artisan Partners Asset Management Inc. - Class A	3	97
Aspen Insurance Holdings Ltd.	4	199
Associated Bancorp	11	209
Associated Capital Group Inc. - Class A (c)	1	19
Assurant Inc.	5	371
Assured Guaranty Ltd.	13	351
Astoria Financial Corp.	9	141
Atlantic Coast Financial Corp. (c)	1	5
Atlanticus Holdings Corp. (c) (e)	1	2
Atlas Financial Holdings Inc. (c)	1	11
AV Homes Inc. (c)	1	8
Axis Capital Holdings Ltd.	6	363
Baldwin & Lyons Inc. - Class B	1	24
Banc of California Inc.	1	13
BancFirst Corp.	1	74
Bancorp Inc. (c)	2	15
BancorpSouth Inc.	8	198
Bank Mutual Corp.	4	34
Bank of America Corp.	161	2,706
Bank of Hawaii Corp. (e)	4	239
Bank of Marin Bancorp	—	23
Bank of New York Mellon Corp.	24	989
Bank of the Ozarks Inc.	5	242
BankFinancial Corp.	1	12
BankUnited Inc.	7	253
Banner Corp.	2	90
Bar Harbor Bankshares	1	22
BB&T Corp.	15	575
BBCN Bancorp Inc.	7	117
Beneficial Bancorp Inc. (c)	6	85
Berkshire Hathaway Inc. - Class B (c)	42	5,575
Berkshire Hills Bancorp Inc.	3	76
BGC Partners Inc. - Class A	9	90
BlackRock Inc.	2	552
BNC Bancorp	—	5
BofI Holding Inc. (c) (e)	5	103
BOK Financial Corp. (e)	3	208
Boston Private Financial Holdings Inc. (e)	7	75
Bridge Bancorp Inc. (e)	—	7
Brookline Bancorp Inc.	7	75
Brown & Brown Inc.	11	359
Bryn Mawr Bank Corp.	1	43
BSB BanCorp Inc. (c)	1	14
C&F Financial Corp.	—	2
Calamos Asset Management Inc. - Class A	2	15
Camden National Corp.	1	34
Cape Bancorp Inc.	1	12
Capital Bank Financial Corp. - Class A	2	60
Capital City Bank Group Inc.	1	11
Capital One Financial Corp.	12	836
Capitol Federal Financial Inc.	11	144
Cardinal Financial Corp.	3	57
Cascade Bancorp (c)	4	22
Cash America International Inc.	2	73
Cathay General Bancorp	7	211
CBOE Holdings Inc.	6	361
CBRE Group Inc. - Class A (c)	14	494
CenterState Banks of Florida Inc.	3	51
Central Pacific Financial Corp.	3	59
Charles Schwab Corp.	19	629
Charter Financial Corp.	1	10
Chemical Financial Corp.	3	104
Chubb Corp.	5	642
Cincinnati Financial Corp.	5	311

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
CIT Group Inc.	7	284
Citigroup Inc.	46	2,405
Citizens & Northern Corp.	1	13
Citizens Financial Group Inc.	6	161
Citizens Inc. - Class A (c) (e)	4	28
City Holdings Co. (e)	1	48
Clifton Bancorp Inc.	2	28
CME Group Inc.	4	387
CNA Financial Corp.	2	53
CNB Financial Corp.	1	20
CNO Financial Group Inc.	12	220
CoBiz Financial Inc.	3	41
Cohen & Steers Inc.	1	37
Columbia Banking System Inc. (e)	5	157
Comerica Inc.	6	241
Commerce Bancshares Inc.	8	328
Community Bank System Inc.	3	131
Community Trust Bancorp Inc.	2	56
ConnectOne Bancorp Inc.	2	39
Consolidated-Tomoka Land Co.	—	23
Consumer Portfolio Services Inc. (c)	2	11
Cowen Group Inc. - Class A (c) (e)	9	34
Crawford & Co. - Class B	1	8
Credit Acceptance Corp. (c) (e)	1	307
CU Bancorp (c)	1	14
Cullen/Frost Bankers Inc. (e)	4	247
Customers Bancorp Inc. (c)	2	54
CVB Financial Corp. (e)	8	132
Diamond Hill Investment Group Inc.	—	53
Dime Community Bancshares Inc.	3	55
Discover Financial Services	16	881
Donegal Group Inc. - Class A	2	22
E*TRADE Financial Corp. (c)	9	276
Eagle Bancorp Inc. (c)	1	75
East West Bancorp Inc.	10	425
Eaton Vance Corp.	12	399
EMC Insurance Group Inc.	2	42
Emergent Capital Inc. (c) (e)	2	7
Employer Holdings Inc.	3	72
Encore Capital Group Inc. (c) (e)	2	68
Endurance Specialty Holdings Ltd.	4	260
Enova International Inc. (c)	2	14
Enstar Group Ltd. (c) (e)	1	211
Enterprise Financial Services Corp.	1	40
Erie Indemnity Co. - Class A (e)	5	469
ESSA BanCorp Inc.	1	13
EverBank Financial Corp.	8	132
Evercore Partners Inc. - Class A	3	171
Everest Re Group Ltd.	2	389
EZCorp Inc. - Class A (c)	4	20
FactSet Research Systems Inc.	2	370
Farmers Capital Bank Corp. (c)	1	16
FBL Financial Group Inc. - Class A	1	89
FCB Financial Holdings Inc. - Class A (c)	1	32
Federal Agricultural Mortgage Corp. - Class C	1	28
Federated Investors Inc. - Class B	9	257
Federated National Holding Co.	1	33
Fidelity & Guaranty Life	1	29
Fidelity Southern Corp.	2	37
Fifth Third Bancorp	29	585
Financial Engines Inc. (e)	2	56
Financial Institutions Inc.	1	27
First American Financial Corp. (e)	8	295
First Bancorp Inc.	1	13
First Bancorp Inc. (c)	15	49
First Bancorp Inc.	1	21
First Busey Corp.	2	47
First Business Financial Services Inc.	1	13

	Shares/Par †	Value
First Cash Financial Services Inc. (c)	2	67
First Citizens BancShares Inc. - Class A (e)	1	194
First Commonwealth Financial Corp.	8	72
First Community Bancshares Inc.	2	32
First Connecticut Bancorp Inc.	1	21
First Defiance Financial Corp.	1	28
First Financial Bancorp	5	89
First Financial Bankshares Inc. (e)	2	72
First Financial Corp.	1	33
First Financial Northwest Inc.	1	11
First Horizon National Corp.	15	221
First Interstate BancSystem Inc. - Class A	2	45
First Merchants Corp.	3	79
First Midwest Bancorp Inc.	7	120
First NBC Bank Holding Co. (c)	2	57
First Niagara Financial Group Inc.	24	261
First of Long Island Corp. (e)	1	16
First Republic Bank	6	415
FirstMerit Corp.	11	213
Flagstar Bancorp Inc. (c)	4	100
Flushing Financial Corp.	3	63
FNB Corp.	14	189
FNF Group	7	252
Forest City Enterprises Inc. - Class A (c)	12	253
Forestar Group Inc. (c)	3	28
Fox Chase Bancorp Inc.	1	16
Franklin Resources Inc.	12	457
Fulton Financial Corp.	15	198
Gain Capital Holdings Inc. (e)	4	30
GAMCO Investors Inc.	1	20
Genworth Financial Inc. - Class A (c)	30	113
German American Bancorp Inc.	1	35
Glacier Bancorp Inc. (e)	5	138
Global Indemnity Plc (c)	1	24
Goldman Sachs Group Inc.	9	1,612
Great Southern Bancorp Inc.	1	64
Green Dot Corp. - Class A (c) (e)	4	70
Greenhill & Co. Inc. (e)	3	72
Greenlight Capital Re Ltd. - Class A (c) (e)	3	47
Guaranty Bancorp	1	23
Hallmark Financial Services Inc. (c)	2	25
Hancock Holding Co.	7	164
Hanmi Financial Corp. (e)	3	70
Hanover Insurance Group Inc.	3	280
Hartford Financial Services Group Inc.	15	636
HCI Group Inc. (e)	1	42
Heartland Financial USA Inc.	2	50
Hennessy Advisors Inc.	—	7
Heritage Commerce Corp.	3	31
Heritage Financial Corp.	2	44
Heritage Insurance Holdings Inc.	1	11
HFF Inc. - Class A	2	71
Hilltop Holdings Inc. (c) (e)	8	155
Home Bancshares Inc.	6	227
HomeStreet Inc. (c)	2	35
HomeTrust Bancshares Inc. (c) (e)	1	14
Horace Mann Educators Corp.	3	105
Horizon BanCorp	1	15
Howard Hughes Corp. (c)	3	298
Huntington Bancshares Inc.	40	437
IberiaBank Corp.	3	167
Independent Bank Corp.	2	103
Independent Bank Group Inc. (e)	1	21
Interactive Brokers Group Inc.	5	236
Intercontinental Exchange Inc.	1	371
International Bancshares Corp.	6	151
INTL FCStone Inc. (c)	2	62
Invesco Ltd.	19	631

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Investment Technology Group Inc.	3	53
Investors Bancorp Inc.	24	293
Janus Capital Group Inc.	15	212
Jones Lang LaSalle Inc.	2	329
JPMorgan Chase & Co.	88	5,795
KCG Holdings Inc. - Class A (c) (e)	3	31
Kearny Financial Corp.	3	39
Kemper Corp.	4	161
Kennedy-Wilson Holdings Inc.	7	164
KeyCorp	26	337
Ladenburg Thalmann Financial Services Inc. (c) (e)	10	28
Lakeland Bancorp Inc.	3	31
Lakeland Financial Corp.	1	55
LegacyTexas Financial Group Inc.	4	88
Legg Mason Inc.	7	281
LendingTree Inc. (c) (e)	—	33
Leucadia National Corp.	12	204
Lincoln National Corp.	8	407
Loews Corp.	11	420
LPL Financial Holdings Inc. (e)	9	367
M&T Bank Corp.	4	480
Macatawa Bank Corp.	1	4
Maiden Holdings Ltd. (e)	6	90
MainSource Financial Group Inc.	2	41
Manning & Napier Inc. - Class A (e)	1	9
Marcus & Millichap Inc. (c)	2	67
Markel Corp. (c)	1	444
MarketAxess Holdings Inc.	2	223
Marlin Business Services Inc.	1	16
Marsh & McLennan Cos. Inc.	14	755
MB Financial Inc. (e)	6	203
MBIA Inc. (c) (e)	14	91
McGraw-Hill Financial Inc.	8	803
Mercantile Bank Corp.	1	36
Merchants Bancshares Inc.	—	4
Mercury General Corp.	4	171
Meridian Bancorp Inc.	4	50
Meta Financial Group Inc.	1	27
MetLife Inc.	15	713
Metro Bancorp Inc.	1	34
MGIC Investment Corp. (c)	10	88
Midsouth Bancorp Inc.	1	5
MidWestOne Financial Group Inc.	1	15
Moelis & Co. - Class A (e)	1	28
Moody’s Corp.	4	409
Morgan Stanley	21	668
Morningstar Inc.	4	309
MSCI Inc.	4	270
NASDAQ Inc.	5	275
National Bank Holdings Corp. - Class A	3	62
National Bankshares Inc.	—	2
National General Holdings Corp. (e)	2	46
National Interstate Corp.	1	36
National Penn Bancshares Inc.	12	146
National Western Life Group Inc. - Class A	—	62
Nationstar Mortgage Holdings Inc. (c) (e)	2	33
Navient Corp.	24	277
Navigators Group Inc. (c)	1	97
NBT Bancorp Inc.	3	96
Nelnet Inc. - Class A	3	95
New York Community Bancorp Inc.	15	238
NewBridge Bancorp - Class A	2	24
NewStar Financial Inc. (c)	3	31
Nicholas Financial Inc. (c)	1	7
NMI Holdings Inc. - Class A (c)	2	12
Northern Trust Corp.	10	741
Northfield Bancorp Inc.	5	74

	Shares/Par †	Value
Northrim BanCorp Inc.	—	11
NorthStar Asset Management Group Inc.	8	100
Northwest Bancshares Inc.	8	106
OceanFirst Financial Corp.	1	29
Ocwen Financial Corp. (c) (e)	4	25
OFG Bancorp	4	30
Old National Bancorp	10	130
Old Republic International Corp.	17	317
Old Second Bancorp Inc. (c)	1	6
OneBeacon Insurance Group Ltd. - Class A	2	26
OneMain Holdings Inc. (c)	7	281
Oppenheimer Holdings Inc. - Class A	1	19
Opus Bank	1	48
Oritani Financial Corp.	4	63
Pacific Continental Corp.	2	24
Pacific Premier Bancorp Inc. (c)	1	31
PacWest Bancorp	7	313
Park National Corp.	1	45
Park Sterling Corp.	4	29
PartnerRe Ltd.	4	491
Peapack Gladstone Financial Corp.	1	20
PennyMac Financial Services Inc. - Class A (c) (e)	2	31
People’s United Financial Inc. (e)	20	327
Peoples Bancorp Inc.	1	23
Peoples Financial Services Corp.	—	8
PHH Corp. (c)	4	61
Pico Holdings Inc. (c)	2	16
Pinnacle Financial Partners Inc. (e)	3	140
Piper Jaffray Cos. (c)	1	36
PNC Financial Services Group Inc.	7	662
Popular Inc.	7	185
PRA Group Inc. (c) (e)	4	149
Preferred Bank	1	40
Primerica Inc.	5	220
Principal Financial Group Inc.	14	640
PrivateBancorp Inc.	6	256
ProAssurance Corp.	5	228
Progressive Corp.	35	1,114
Prosperity Bancshares Inc.	4	215
Provident Financial Holdings Inc.	—	8
Provident Financial Services Inc.	5	109
Prudential Bancorp Inc. (e)	—	4
Prudential Financial Inc.	6	497
Pzena Investment Management Inc. - Class A	1	4
Radian Group Inc.	6	78
Raymond James Financial Inc.	6	364
RE/MAX Holdings Inc. - Class A	—	13
Realogy Holdings Corp. (c)	9	347
Regional Management Corp. (c)	1	20
Regions Financial Corp.	43	410
Reinsurance Group of America Inc.	2	187
RenaissanceRe Holdings Ltd.	3	327
Renasant Corp.	2	83
Republic Bancorp Inc. - Class A	1	37
Resource America Inc. - Class A	1	6
RLI Corp.	3	197
S&T Bancorp Inc.	3	92
Safeguard Scientifics Inc. (c) (e)	2	27
Safety Insurance Group Inc.	2	92
Sandy Spring Bancorp Inc.	2	56
Santander Consumer USA Holdings Inc. (c) (e)	13	204
Seacoast Banking Corp. of Florida (c)	2	37
SEI Investments Co.	8	424
Selective Insurance Group Inc.	5	162
ServisFirst Bancshares Inc.	1	29
Sierra Bancorp	1	16
Signature Bank (c)	3	423

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Simmons First National Corp. - Class A	2	109
SLM Corp. (c)	37	243
South State Corp.	2	141
Southside Bancshares Inc. (e)	2	44
Southwest Bancorp Inc. (e)	2	30
St. Joe Co. (c) (e)	1	13
StanCorp Financial Group Inc.	4	407
State Auto Financial Corp.	3	67
State Bank Financial Corp.	1	28
State Street Corp.	8	509
Sterling Bancorp	10	165
Stewart Information Services Corp.	2	84
Stifel Financial Corp. (c)	4	189
Stock Yards Bancorp Inc.	1	48
Suffolk Bancorp	1	40
Sun Bancorp Inc. (c)	2	33
SunTrust Banks Inc.	8	346
SVB Financial Group (c)	3	308
Symetra Financial Corp.	10	303
Synchrony Financial (c)	51	1,560
Synovus Financial Corp.	9	291
T. Rowe Price Group Inc.	8	551
Talmer Bancorp Inc.	3	55
TCF Financial Corp.	14	201
TD Ameritrade Holding Corp.	5	181
Tejon Ranch Co. (c) (e)	2	29
Territorial Bancorp Inc.	1	31
Texas Capital Bancshares Inc. (c)	4	183
TFS Financial Corp.	13	239
Tompkins Financial Corp.	1	71
Torchmark Corp. (e)	5	297
Towne Bank	1	28
Travelers Cos. Inc.	12	1,355
Trico Bancshares	2	48
Tristate Capital Holdings Inc. (c)	2	33
TrustCo Bank Corp.	8	52
Trustmark Corp.	5	126
U.S. Bancorp	40	1,695
UMB Financial Corp.	4	168
Umpqua Holdings Corp.	14	230
Union Bankshares Corp.	3	85
United Bankshares Inc. (e)	4	154
United Community Banks Inc.	4	77
United Community Financial Corp.	4	21
United Financial Bancorp Inc.	5	58
United Fire Group Inc.	1	46
United Insurance Holdings Corp.	1	15
Universal Insurance Holdings Inc. (e)	4	86
Univest Corp. of Pennsylvania	2	44
Unum Group	8	274
Validus Holdings Ltd.	6	264
Valley National Bancorp	13	131
Virtus Investment Partners Inc.	1	70
Voya Financial Inc.	7	241
Waddell & Reed Financial Inc. - Class A	8	243
Walker & Dunlop Inc. (c)	3	72
Washington Federal Inc.	9	215
Washington Trust Bancorp Inc.	1	46
Waterstone Financial Inc.	3	43
Webster Financial Corp.	6	213
Wells Fargo & Co.	116	6,328
WesBanco Inc. (e)	3	98
West Bancorp Inc.	1	16
Westamerica Bancorp (e)	2	74
Western Alliance Bancorp (c)	7	258
Westwood Holdings Group Inc.	1	42
White Mountains Insurance Group Ltd.	—	188
Willis Group Holdings Plc	7	325

	Shares/Par †	Value
Wilshire Bancorp Inc.	8	92
Wintrust Financial Corp.	4	193
WisdomTree Investments Inc.	7	116
World Acceptance Corp. (c) (e)	1	19
WR Berkley Corp.	7	369
WSFS Financial Corp.	3	83
XL Group Plc	9	350
Yadkin Financial Corp.	1	28
Zions Bancorp	7	178

		100,299

HEALTH CARE - 12.1%
Abaxis Inc.	1	64
Abbott Laboratories	23	1,020
AbbVie Inc.	52	3,071
Abiomed Inc. (c)	1	118
Acadia HealthCare Co. Inc. (c)	4	255
ACADIA Pharmaceuticals Inc. (c)	2	86
Aceto Corp.	3	83
Acorda Therapeutics Inc. (c) (e)	3	107
Addus HomeCare Corp. (c)	1	26
Aetna Inc.	10	1,095
Affymetrix Inc. (c)	6	60
Agilent Technologies Inc.	10	407
Air Methods Corp. (c) (e)	4	170
Akebia Therapeutics Inc. (c) (e)	—	3
Akorn Inc. (c)	4	164
Albany Molecular Research Inc. (c) (e)	2	38
Alere Inc. (c)	6	245
Alexion Pharmaceuticals Inc. (c)	4	682
Align Technology Inc. (c)	6	377
Alkermes Plc (c)	2	143
Allergan Plc (c)	6	1,931
Alliance HealthCare Services Inc. (c)	1	7
Allscripts-Misys Healthcare Solutions Inc. (c)	13	193
Almost Family Inc. (c)	1	26
Alnylam Pharmaceuticals Inc. (c)	1	127
Amedisys Inc. (c)	4	142
AmerisourceBergen Corp.	2	223
Amgen Inc.	17	2,703
AMN Healthcare Services Inc. (c)	4	136
Amsurg Corp. (c)	5	415
Anacor Pharmaceuticals Inc. (c)	1	100
Analogic Corp.	1	69
AngioDynamics Inc. (c)	4	46
Anika Therapeutics Inc. (c)	1	57
Anthem Inc.	7	1,028
Assembly Biosciences Inc. (c) (e)	—	1
athenahealth Inc. (c) (e)	1	206
Atrion Corp.	—	100
Baxalta Inc.	14	541
Baxter International Inc.	13	481
Becton Dickinson & Co.	3	469
Bio-Rad Laboratories Inc. - Class A (c)	2	251
Bio-Techne Corp.	2	183
Biogen Inc. (c)	6	1,780
BioMarin Pharmaceutical Inc. (c)	2	186
BioScrip Inc. (c) (e)	5	9
BioSpecifics Technologies Corp. (c)	—	12
BioTelemetry Inc. (c)	2	18
Bluebird Bio Inc. (c) (e)	1	77
Boston Scientific Corp. (c)	12	213
Bristol-Myers Squibb Co.	26	1,805
Brookdale Senior Living Inc. (c)	9	165
Bruker Corp. (c)	9	211
Cambrex Corp. (c)	3	132
Cantel Medical Corp.	3	176
Capital Senior Living Corp. (c)	2	50

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Cardinal Health Inc.	8	750
Catalent Inc. (c)	13	318
Celgene Corp. (c)	22	2,608
Centene Corp. (c) (e)	6	364
Cerner Corp. (c)	6	388
Charles River Laboratories International Inc. (c)	4	329
Chemed Corp.	2	225
CIGNA Corp.	7	1,074
Community Health Systems Inc. (c)	14	365
Computer Programs & Systems Inc. (e)	1	37
Concert Pharmaceuticals Inc. (c) (e)	—	4
Conmed Corp.	2	72
Cooper Cos. Inc.	2	218
Corvel Corp. (c)	2	75
CR Bard Inc.	3	602
Cross Country Healthcare Inc. (c)	2	28
CryoLife Inc.	1	13
Cumberland Pharmaceuticals Inc. (c)	1	5
Cynosure Inc. - Class A (c)	2	69
DaVita HealthCare Partners Inc. (c)	13	882
Dentsply International Inc.	4	252
DepoMed Inc. (c) (e)	5	91
DexCom Inc. (c)	2	133
Dyax Corp. (c)	3	105
Edwards Lifesciences Corp. (c)	6	505
Eli Lilly & Co.	21	1,780
Emergent BioSolutions Inc. (c)	3	105
Endo International Plc (c)	6	360
Ensign Group Inc. (e)	4	81
Envision Healthcare Holdings Inc. (c)	10	260
ExacTech Inc. (c)	1	13
ExamWorks Group Inc. (c)	3	76
Express Scripts Holding Co. (c)	20	1,739
Five Star Quality Care Inc. (c)	3	10
Gilead Sciences Inc.	46	4,683
Globus Medical Inc. - Class A (c)	5	147
Greatbatch Inc. (c)	2	97
Haemonetics Corp. (c)	3	112
Halyard Health Inc. (c)	2	78
Hanger Orthopedic Group Inc. (c) (e)	3	46
Harvard Bioscience Inc. (c)	2	6
HCA Holdings Inc. (c)	6	416
Health Net Inc. (c)	6	384
HealthSouth Corp.	10	333
HealthStream Inc. (c)	2	47
Healthways Inc. (c)	2	26
Henry Schein Inc. (c)	3	457
Hill-Rom Holdings Inc.	4	205
HMS Holdings Corp. (c)	5	56
Hologic Inc. (c)	15	592
Horizon Pharma Plc (c)	10	215
Humana Inc.	4	725
ICU Medical Inc. (c)	1	79
Idexx Laboratories Inc. (c)	4	303
Illumina Inc. (c)	4	695
Impax Laboratories Inc. (c)	4	183
IMS Health Holdings Inc. (c)	8	209
Incyte Corp. (c)	5	588
Inogen Inc. (c)	1	28
Insys Therapeutics Inc. (c) (e)	3	77
Integra LifeSciences Holdings Corp. (c)	3	185
Intercept Pharmaceuticals Inc. (c) (e)	1	123
Interpace Diagnostics Group Inc. (c)	1	—
Intrexon Corp. (c) (e)	2	56
Intuitive Surgical Inc. (c)	1	273
Invacare Corp.	2	43
Ionis Pharmaceuticals Inc. (c)	2	110
Jazz Pharmaceuticals Plc (c)	2	259

	Shares/Par †	Value
Johnson & Johnson	61	6,247
Kindred Healthcare Inc.	7	83
Kite Pharma Inc. (c) (e)	1	56
Laboratory Corp. of America Holdings (c)	5	597
Landauer Inc. (e)	—	15
Lannett Co. Inc. (c) (e)	3	124
LeMaitre Vascular Inc. (e)	2	28
LHC Group Inc. (c)	1	59
Lifepoint Health Inc. (c)	5	348
Ligand Pharmaceuticals Inc. (c) (e)	1	136
Lipocine Inc. (c)	1	13
LivaNova Plc (c)	2	131
Luminex Corp. (c)	2	53
Magellan Health Services Inc. (c)	2	151
Mallinckrodt Plc (c)	3	245
Masimo Corp. (c)	4	181
McKesson Corp.	6	1,191
MedAssets Inc. (c)	5	151
Medicines Co. (c)	6	211
Medivation Inc. (c)	7	315
MEDNAX Inc. (c)	6	430
Medtronic Plc	20	1,554
Merck & Co. Inc.	61	3,240
Meridian Bioscience Inc. (e)	4	72
Merit Medical Systems Inc. (c)	3	64
Mettler-Toledo International Inc. (c)	1	402
Molina Healthcare Inc. (c)	5	308
Momenta Pharmaceuticals Inc. (c)	1	8
Mylan NV (c) (e)	9	481
Myriad Genetics Inc. (c)	6	245
National Healthcare Corp.	1	63
National Research Corp. - Class A	1	10
National Research Corp. - Class B (e)	—	4
Natus Medical Inc. (c)	2	107
Nektar Therapeutics (c) (e)	4	72
Neogen Corp. (c) (e)	2	114
Neurocrine Biosciences Inc. (c)	2	96
NuVasive Inc. (c)	4	195
Omnicell Inc. (c)	2	67
Opko Health Inc. (c) (e)	8	81
Orthofix International NV (c)	1	43
Owens & Minor Inc.	5	176
PAREXEL International Corp. (c)	5	317
Patterson Cos. Inc.	8	342
PDL BioPharma Inc.	6	21
PerkinElmer Inc.	5	266
Pernix Therapeutics Holdings (c) (e)	2	5
Perrigo Co. Plc	2	292
Pfizer Inc.	141	4,550
PharMerica Corp. (c)	3	90
Phibro Animal Health Corp. - Class A	1	36
Pozen Inc. (c) (e)	2	10
Premier Inc. - Class A (c)	3	111
Prestige Brands Holdings Inc. (c)	5	232
Providence Services Corp. (c)	1	63
Quality Systems Inc.	3	44
Quest Diagnostics Inc.	10	705
Quidel Corp. (c) (e)	2	33
Quintiles Transnational Holdings Inc. (c)	4	270
Radius Health Inc. (c)	1	31
RadNet Inc. (c)	2	15
Regeneron Pharmaceuticals Inc. (c)	2	923
ResMed Inc. (e)	4	207
Rigel Pharmaceuticals Inc. (c)	6	20
RTI Surgical Inc. (c)	4	14
Sagent Pharmaceuticals Inc. (c)	1	15
Sciclone Pharmaceuticals Inc. (c)	6	53
SeaSpine Holdings Corp. (c)	1	10

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Seattle Genetics Inc. (c)	3	117
Select Medical Holdings Corp.	11	137
Sequenom Inc. (c) (e)	9	14
Simulations Plus Inc.	1	6
Sirona Dental Systems Inc. (c)	4	423
St. Jude Medical Inc.	13	817
Steris Plc	4	309
Stryker Corp.	7	609
Sucampo Pharmaceuticals Inc. - Class A (c)	3	57
Supernus Pharmaceuticals Inc. (c)	2	32
Surgical Care Affiliates Inc. (c)	2	97
SurModics Inc. (c)	1	16
Symmetry Surgical Inc. (c)	1	7
Taro Pharmaceutical Industries Ltd. (c)	1	186
Team Health Holdings Inc. (c)	5	210
Teleflex Inc.	3	355
Tenet Healthcare Corp. (c)	10	302
Thermo Fisher Scientific Inc.	9	1,238
Triple-S Management Corp. - Class B (c) (e)	2	49
Ultragenyx Pharmaceutical Inc. (c) (e)	1	79
United Therapeutics Corp. (c)	2	311
UnitedHealth Group Inc.	27	3,140
Universal American Corp. (e)	7	47
Universal Health Services Inc. - Class B	7	802
US Physical Therapy Inc.	1	60
Utah Medical Products Inc.	—	12
Varian Medical Systems Inc. (c)	3	263
Vascular Solutions Inc. (c)	1	34
VCI Inc. (c)	6	330
Veeva Systems Inc. - Class A (c)	2	58
Versartis Inc. (c) (e)	—	5
Vertex Pharmaceuticals Inc. (c)	2	277
Waters Corp. (c)	2	269
WellCare Health Plans Inc. (c)	3	273
West Pharmaceutical Services Inc.	5	307
Wright Medical Group NV (c)	3	69
Zafgen Inc. (c)	—	2
Zimmer Biomet Holdings Inc.	3	329
Zoetis Inc. - Class A	14	689

		87,434

INDUSTRIALS - 13.5%
3M Co.	20	3,064
AAON Inc.	5	110
AAR Corp.	3	82
ABM Industries Inc.	5	130
Acacia Research Corp.	2	8
ACCO Brands Corp. (c)	10	69
Accuride Corp. (c)	3	4
Actuant Corp. - Class A	5	115
Acuity Brands Inc.	2	528
ADT Corp. (e)	19	621
Advanced Drainage Systems Inc.	3	67
Advisory Board Co. (c) (e)	2	101
AECOM (c)	11	317
Aegion Corp. (c)	3	64
Aerojet Rocketdyne Holdings Inc. (c)	5	71
AeroVironment Inc. (c)	2	58
AGCO Corp. (e)	8	360
Air Lease Corp. - Class A (e)	9	317
Air Transport Services Group Inc. (c)	6	59
Alamo Group Inc.	1	53
Alaska Air Group Inc.	12	939
Albany International Corp. - Class A	2	79
Allegiant Travel Co.	2	267
Allegion Plc	5	322
Allied Motion Technologies Inc.	1	33
Allison Transmission Holdings Inc.	16	406

	Shares/Par †	Value
Altra Holdings Inc.	2	63
Amerco Inc.	2	673
Ameresco Inc. - Class A (c)	1	7
American Airlines Group Inc.	21	869
American Railcar Industries Inc. (e)	1	43
American Science & Engineering Inc. (e)	—	12
American Woodmark Corp. (c)	1	104
AMETEK Inc.	8	447
AO Smith Corp.	5	411
Apogee Enterprises Inc.	2	87
Applied Industrial Technologies Inc.	3	110
ARC Document Solutions Inc. (c)	4	19
ArcBest Corp.	2	41
Argan Inc. (e)	1	46
Armstrong World Industries Inc. (c)	5	216
Astec Industries Inc.	2	83
Astronics Corp. (c)	2	74
Astronics Corp. - Class B (c)	1	24
Atlas Air Worldwide Holdings Inc. (c)	2	90
Avis Budget Group Inc. (c)	12	418
AZZ Inc. (e)	2	105
B/E Aerospace Inc.	5	209
Babcock & Wilcox Enterprises Inc. (c)	5	107
Barnes Group Inc.	4	149
Barrett Business Services Inc.	—	17
Beacon Roofing Supply Inc. (c)	4	163
Blount International Inc. (c)	5	46
BMC Stock Holdings Inc. (c) (e)	1	20
Boeing Co.	21	2,988
Brady Corp. - Brady Corp.	3	75
Breeze-Eastern Corp. (c)	—	7
Briggs & Stratton Corp.	3	60
Brink’s Co.	4	121
Builders FirstSource Inc. (c)	7	77
BWX Technologies Inc.	10	326
C.H. Robinson Worldwide Inc.	6	392
CAI International Inc. (c)	1	9
Carlisle Cos. Inc.	4	384
Casella Waste Systems Inc. - Class A (c)	4	21
Caterpillar Inc.	21	1,430
CBIZ Inc. (c)	4	41
CDI Corp.	1	10
CEB Inc.	2	136
Ceco Environmental Corp.	—	4
Celadon Group Inc.	2	21
Chart Industries Inc. (c)	3	47
Chicago Bridge & Iron Co. NV (e)	11	412
Cintas Corp.	5	429
CIRCOR International Inc.	1	51
Civeo Corp. (c)	8	11
CLARCOR Inc.	4	216
Clean Harbors Inc. (c)	5	217
Colfax Corp. (c)	8	193
Columbus Mckinnon Corp. (e)	2	30
Comfort Systems USA Inc.	3	94
Commercial Vehicle Group Inc. (c)	2	4
Continental Building Products Inc. (c)	3	56
Copa Holdings SA - Class A (e)	3	136
Copart Inc. (c)	10	384
Covanta Holding Corp. (e)	11	177
Covenant Transportation Group Inc. - Class A (c)	1	28
Crane Co.	5	241
CSX Corp.	37	970
Cubic Corp.	2	73
Cummins Inc.	6	518
Curtiss-Wright Corp.	4	284
Danaher Corp.	13	1,199

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Deere & Co. (e)	10	778
Delta Air Lines Inc.	25	1,279
Deluxe Corp.	5	247
DigitalGlobe Inc. (c)	6	90
Donaldson Co. Inc.	12	343
Douglas Dynamics Inc.	2	36
Dover Corp.	11	702
Ducommun Inc. (c)	1	11
Dun & Bradstreet Corp.	3	267
DXP Enterprises Inc. (c)	1	21
Dycom Industries Inc. (c)	4	253
Dynamic Materials Corp. (e)	1	4
Eaton Corp. Plc	9	477
Echo Global Logistics Inc. (c)	2	31
EMCOR Group Inc.	6	267
Emerson Electric Co.	20	946
Encore Wire Corp.	2	59
Energy Recovery Inc. (c) (e)	1	9
EnerSys Inc.	4	234
Engility Holdings Inc.	2	49
Ennis Inc.	2	44
EnPro Industries Inc.	1	62
Equifax Inc.	5	518
ESCO Technologies Inc.	2	68
Essendant Inc.	3	111
Esterline Technologies Corp. (c)	2	179
Expeditors International of Washington Inc.	6	251
Exponent Inc.	2	85
Fastenal Co. (e)	10	427
Federal Signal Corp.	5	72
FedEx Corp.	8	1,188
Flowserve Corp.	6	239
Fluor Corp.	11	532
Fortune Brands Home & Security Inc.	5	292
Forward Air Corp.	2	84
Franklin Covey Co. (c)	1	18
Franklin Electric Co. Inc.	3	86
FreightCar America Inc.	1	20
FTI Consulting Inc. (c)	4	125
Fuel Tech Inc. (c)	1	3
Furmanite Corp. (c)	2	13
G&K Services Inc. - Class A	1	88
GATX Corp.	3	121
Generac Holdings Inc. (c) (e)	4	131
General Cable Corp. (e)	4	55
General Dynamics Corp.	7	949
General Electric Co.	106	3,309
Genesee & Wyoming Inc. - Class A (c)	3	183
Gibraltar Industries Inc. (c)	2	63
Global Brass & Copper Holdings Inc.	2	46
Global Power Equipment Group Inc.	—	1
Golden Ocean Group Ltd. (c) (e)	3	3
Gorman-Rupp Co. (e)	2	41
GP Strategies Corp. (c)	1	35
Graco Inc.	5	365
Graham Corp.	—	7
Granite Construction Inc. (e)	3	133
Great Lakes Dredge & Dock Corp. (c)	4	17
Greenbrier Cos. Inc. (e)	3	99
Griffon Corp. (e)	4	64
H&E Equipment Services Inc. (e)	3	55
Hardinge Inc.	1	14
Harsco Corp. (e)	8	61
Hawaiian Holdings Inc. (c)	6	199
HC2 Holdings Inc. (c) (e)	1	3
HD Supply Holdings Inc. (c)	13	380
Healthcare Services Group Inc.	2	71
Heartland Express Inc. (e)	7	127

	Shares/Par †	Value
HEICO Corp.	2	106
HEICO Corp. - Class A (e)	3	137
Heidrick & Struggles International Inc.	1	40
Heritage-Crystal Clean Inc. (c)	1	5
Herman Miller Inc.	5	149
Hertz Global Holdings Inc. (c)	41	583
Hexcel Corp.	7	321
Hill International Inc. (c)	4	15
Hillenbrand Inc.	5	153
HNI Corp.	4	137
Honeywell International Inc.	20	2,042
Houston Wire & Cable Co.	1	5
HUB Group Inc. - Class A (c)	3	87
Hubbell Inc.	4	368
Hudson Global Inc. (c)	1	2
Huntington Ingalls Industries Inc.	4	482
Hurco Cos. Inc.	—	8
Huron Consulting Group Inc. (c)	2	121
Hyster-Yale Materials Handling Inc. - Class A	1	59
ICF International Inc. (c)	2	56
IDEX Corp.	4	319
IHS Inc. - Class A (c)	2	239
Illinois Tool Works Inc.	10	933
Ingersoll-Rand Plc	16	883
InnerWorkings Inc. (c) (e)	1	7
Insperity Inc.	2	114
Insteel Industries Inc.	2	38
Integrated Electrical Services Inc. (c)	—	1
Interface Inc.	5	100
Intersections Inc. (c) (e)	1	2
ITT Corp.	8	284
Jacobs Engineering Group Inc. (c)	8	349
JB Hunt Transport Services Inc.	5	392
JetBlue Airways Corp. (c)	27	604
John Bean Technologies Corp.	2	90
Joy Global Inc. (e)	8	100
Kaman Corp. (e)	2	84
Kansas City Southern	7	498
KAR Auction Services Inc.	13	473
KBR Inc.	8	130
Kelly Services Inc. - Class A (e)	3	49
Kennametal Inc.	7	129
Kforce Inc.	3	69
Kimball International Inc. - Class B	3	26
Kirby Corp. (c)	5	259
KLX Inc. (c)	3	83
Knight Transportation Inc.	7	169
Knoll Inc.	5	86
Korn/Ferry International	3	112
Kratos Defense & Security Solutions Inc. (c) (e)	6	23
L-3 Communications Holdings Inc.	4	454
Landstar System Inc.	5	269
Lawson Products Inc. (c)	—	11
Layne Christensen Co. (c) (e)	—	2
LB Foster Co.	1	14
Lennox International Inc.	3	415
Lincoln Electric Holdings Inc. (e)	6	320
Lindsay Corp. (e)	—	29
LMI Aerospace Inc. (c)	1	9
Lockheed Martin Corp.	9	1,875
LSI Industries Inc.	1	14
Lydall Inc. (c)	1	49
Manitowoc Co. Inc. (e)	10	154
Manpower Inc.	5	440
Marten Transport Ltd.	3	49
Masco Corp.	15	421
MasTec Inc. (c)	6	106
Matson Inc.	4	170

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Matthews International Corp. - Class A	2	133
McGrath RentCorp	2	47
Meritor Inc. (c)	8	63
Middleby Corp. (c)	2	235
Miller Industries Inc.	1	28
Mistras Group Inc. (c)	2	45
Mobile Mini Inc. (e)	3	106
Moog Inc. - Class A (c)	3	193
MRC Global Inc. (c)	8	97
MSA Safety Inc.	3	110
MSC Industrial Direct Co. - Class A	4	225
Mueller Industries Inc.	4	111
Mueller Water Products Inc. - Class A	16	141
Multi-Color Corp.	1	72
MYR Group Inc. (c)	2	33
National Presto Industries Inc. (e)	—	25
Navigant Consulting Inc. (c)	4	67
Nielsen Holdings Plc	17	808
NL Industries Inc. (c)	1	3
NN Inc. (e)	2	30
Nordson Corp.	6	354
Norfolk Southern Corp.	9	751
Nortek Inc. (c)	1	36
Northrop Grumman Systems Corp.	6	1,045
Northwest Pipe Co. (c)	1	11
NOW Inc. (c) (e)	4	61
NV5 Holdings Inc. (c)	—	5
Old Dominion Freight Line Inc. (c)	7	407
On Assignment Inc. (c)	4	184
Orbital ATK Inc.	4	326
Orion Marine Group Inc. (c)	2	7
Oshkosh Corp. (e)	7	267
Owens Corning Inc.	9	430
P.A.M. Transportation Services (c)	—	14
PACCAR Inc.	27	1,270
Park-Ohio Holdings Corp.	1	47
Parker Hannifin Corp.	8	780
Patrick Industries Inc. (c)	2	87
Pentair Plc	10	496
Performant Financial Corp. (c)	4	6
PGT Inc. (c)	5	58
Pitney Bowes Inc.	12	255
Ply Gem Holdings Inc. (c) (e)	3	41
Powell Industries Inc.	1	18
PowerSecure International Inc. (c)	1	18
Precision Castparts Corp.	3	754
Preformed Line Products Co. (e)	—	8
Primoris Services Corp.	4	88
Proto Labs Inc. (c) (e)	1	41
Quad/Graphics Inc. - Class A	2	19
Quanex Building Products Corp.	3	58
Quanta Services Inc. (c)	12	245
Radiant Logistics Inc. (c)	3	12
Raven Industries Inc. (e)	2	38
Raytheon Co.	6	780
RBC Bearings Inc. (c)	1	88
Regal-Beloit Corp. (e)	3	178
Republic Airways Holdings Inc. (c)	4	16
Republic Services Inc.	22	961
Resources Connection Inc.	3	52
Rexnord Corp. (c)	10	180
Roadrunner Transportation Systems Inc. (c)	3	30
Robert Half International Inc.	6	293
Rockwell Automation Inc.	6	594
Rockwell Collins Inc.	6	519
Rollins Inc.	13	331
Roper Industries Inc.	3	485
RPX Corp. (c)	4	47

	Shares/Par †	Value
RR Donnelley & Sons Co. (e)	22	319
Rush Enterprises Inc. - Class A (c)	3	57
Ryder System Inc.	6	332
Saia Inc. (c)	2	46
Sensata Technologies Holding NV (c)	7	306
SIFCO Industries Inc. (c) (e)	—	1
Simpson Manufacturing Co. Inc.	3	114
SkyWest Inc.	3	63
SL Industries Inc. (c)	—	3
Snap-On Inc.	2	401
SolarCity Corp. (c) (e)	3	172
Southwest Airlines Co.	29	1,255
SP Plus Corp. (c)	2	36
Sparton Corp. (c)	1	19
Spirit Aerosystems Holdings Inc. - Class A (c)	6	301
Spirit Airlines Inc. (c)	6	247
SPX Corp.	2	20
SPX Flow Technology USA Inc. (c)	2	61
Standex International Corp.	1	76
Stanley Black & Decker Inc.	9	1,002
Steelcase Inc. - Class A	7	100
Stericycle Inc. (c) (e)	2	291
Sterling Construction Co. Inc. (c)	2	9
Sun Hydraulics Corp. (e)	2	75
Supreme Industries Inc. - Class A	2	12
Swift Transporation Co. - Class A (c) (e)	10	136
TAL International Group Inc.	3	43
Taser International Inc. (c) (e)	2	40
Team Inc. (c) (e)	2	50
Teledyne Technologies Inc. (c)	3	271
Tennant Co.	1	70
Terex Corp.	7	132
Tetra Tech Inc.	5	133
Textainer Group Holdings Ltd. (e)	3	37
Textron Inc.	19	788
Thermon Group Holdings Inc. (c) (e)	3	45
Timken Co.	6	157
Titan International Inc. (e)	4	16
Toro Co.	3	253
Towers Watson & Co. - Class A	3	387
TransDigm Group Inc. (c)	2	457
TRC Cos. Inc. (c)	2	20
Trex Co. Inc. (c) (e)	2	76
TriMas Corp. (c) (e)	3	52
TriNet Group Inc. (c)	1	16
Trinity Industries Inc.	16	385
Triumph Group Inc.	4	164
TrueBlue Inc. (c)	3	88
Tutor Perini Corp. (c)	4	67
Twin Disc Inc.	1	13
Tyco International Plc	14	449
Ultralife Corp. (c)	—	1
UniFirst Corp.	1	135
Union Pacific Corp.	26	2,011
United Continental Holdings Inc. (c)	16	917
United Parcel Service Inc. - Class B	23	2,177
United Rentals Inc. (c)	9	628
United Technologies Corp.	25	2,415
Universal Forest Products Inc.	2	116
Universal Truckload Services Inc.	2	32
US Ecology Inc.	2	70
USA Truck Inc. (c)	1	19
USG Corp. (c)	12	285
UTi Worldwide Inc. (c)	7	52
Valmont Industries Inc.	2	224
Vectrus Inc. (c)	1	17
Verisk Analytics Inc. (c)	7	560
Veritiv Corp. (c)	—	11

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Viad Corp.	2	47
Vicor Corp. (c)	1	13
VSE Corp.	—	25
Wabash National Corp. (c)	6	72
WABCO Holdings Inc. (c)	2	244
Wabtec Corp.	3	206
Waste Connections Inc.	9	517
Waste Management Inc.	13	705
Watsco Inc.	3	326
Watts Water Technologies Inc. - Class A	2	90
Werner Enterprises Inc.	6	131
WESCO Aircraft Holdings Inc. (c)	4	52
WESCO International Inc. (c)	4	165
West Corp.	6	129
Woodward Governor Co.	5	271
WW Grainger Inc. (e)	4	710
Xerium Technologies Inc. (c) (e)	1	15
XPO Logistics Inc. (c) (e)	6	162
Xylem Inc.	11	417
YRC Worldwide Inc. (c)	2	27

		97,251

INFORMATION TECHNOLOGY - 19.2%
3D Systems Corp. (c) (e)	3	24
Accenture Plc - Class A	20	2,076
ACI Worldwide Inc. (c)	9	186
Activision Blizzard Inc.	37	1,419
Actua Corp. (c)	4	46
Acxiom Corp. (c)	5	105
Adobe Systems Inc. (c)	4	410
ADTRAN Inc.	5	80
Advanced Energy Industries Inc. (c)	1	23
Agilysys Inc. (c)	1	8
Akamai Technologies Inc. (c)	6	290
Alliance Data Systems Corp. (c)	3	751
Alliance Fiber Optic Products Inc. (e)	1	17
Alpha & Omega Semiconductor Ltd. (c)	1	10
Alphabet Inc. - Class A (c)	5	3,766
Alphabet Inc. - Class C (c)	5	3,962
Amdocs Ltd.	8	417
American Software Inc. - Class A	3	30
Amkor Technology Inc. (c)	18	106
Amphenol Corp. - Class A	11	589
Analog Devices Inc.	5	263
Anixter International Inc. (c)	2	141
Ansys Inc. (c) (e)	3	253
Apple Inc.	190	20,031
Applied Materials Inc.	18	334
Arista Networks Inc. (c) (e)	3	258
Arris Group Inc. (c)	13	410
Arrow Electronics Inc. (c)	7	401
Aspen Technology Inc. (c)	6	237
Atmel Corp.	16	134
Autodesk Inc. (c)	3	202
Automatic Data Processing Inc.	12	1,031
Avago Technologies Ltd.	7	1,014
AVG Technologies NV (c)	4	73
Avid Technology Inc. (c)	3	24
Avnet Inc.	7	292
AVX Corp.	10	125
Axcelis Technologies Inc. (c)	9	24
Badger Meter Inc. (e)	1	64
Bankrate Inc. (c) (e)	6	79
Barracuda Networks Inc. (c) (e)	3	51
Bel Fuse Inc. - Class B (e)	1	16
Belden Inc.	2	106
Benchmark Electronics Inc. (c)	2	37
Black Box Corp.	—	2

	Shares/Par †	Value
Blackbaud Inc.	3	192
Blackhawk Network Holdings Inc. (c)	4	175
Blucora Inc. (c)	4	34
Booz Allen Hamilton Holding Corp. - Class A	9	267
Broadcom Corp. - Class A	9	539
Broadridge Financial Solutions Inc.	5	286
Brocade Communications Systems Inc.	33	303
Brooks Automation Inc.	6	63
CA Inc.	28	799
Cabot Microelectronics Corp. (c)	2	68
CACI International Inc. - Class A (c)	2	183
Cadence Design Systems Inc. (c)	16	323
CalAmp Corp. (c)	2	35
Calix Inc. (c)	4	35
Cardtronics Inc. (c)	5	166
Cascade Microtech Inc. (c)	1	20
Cass Information Systems Inc.	1	37
Cavium Inc. (c)	1	66
CDK Global Inc.	4	184
CDW Corp.	17	710
Ceva Inc. (c)	2	37
Checkpoint Systems Inc.	4	23
Ciber Inc. (c)	5	19
Ciena Corp. (c)	8	170
Cimpress NV (c) (e)	2	152
Cirrus Logic Inc. (c)	5	135
Cisco Systems Inc.	117	3,183
Citrix Systems Inc. (c)	5	352
Clearfield Inc. (c) (e)	1	8
Cognex Corp.	5	156
Cognizant Technology Solutions Corp. - Class A (c)	12	749
Coherent Inc. (c)	1	89
Cohu Inc.	2	24
CommScope Holding Co. Inc. (c)	12	319
Communications Systems Inc. (e)	1	10
CommVault Systems Inc. (c)	2	65
Computer Sciences Corp.	10	325
Computer Task Group Inc.	3	17
Comtech Telecommunications Corp.	1	24
Constant Contact Inc. (c)	1	25
Convergys Corp.	6	159
CoreLogic Inc. (c)	6	213
Corning Inc.	20	359
CoStar Group Inc. (c)	1	165
Covisint Corp. (c) (e)	1	3
Cray Inc. (c)	1	46
Cree Inc. (c) (e)	6	167
CSG Systems International Inc.	4	130
CSRA Inc.	4	130
CTS Corp.	2	26
Cypress Semiconductor Corp. (e)	21	204
Daktronics Inc.	3	28
Datalink Corp. (c)	1	6
Demand Media Inc. (c)	1	5
DHI Group Inc. (c)	5	42
Diebold Inc.	6	167
Digi International Inc. (c)	1	14
Digimarc Corp. (c) (e)	—	7
Diodes Inc. (c)	3	75
Dolby Laboratories Inc.	4	136
DSP Group Inc. (c)	1	9
DST Systems Inc.	3	391
DTS Inc. (c)	1	21
EarthLink Holdings Corp.	9	68
eBay Inc. (c)	33	908
EchoStar Corp. - Class A (c)	4	139
Electro Rent Corp.	1	13

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Electro Scientific Industries Inc. (c)	3	13
Electronic Arts Inc. (c)	10	672
Electronics for Imaging Inc. (c)	3	147
Ellie Mae Inc. (c) (e)	—	24
EMC Corp.	56	1,442
Emcore Corp. (c)	3	21
EnerNOC Inc. (c) (e)	2	8
Entegris Inc. (c)	10	129
Envestnet Inc. (c)	1	20
EPAM Systems Inc. (c)	3	203
EPIQ Systems Inc. (e)	2	32
ePlus Inc. (c)	—	41
Euronet Worldwide Inc. (c)	4	275
Everi Holdings Inc. (c)	5	23
Exar Corp. (c)	3	21
ExlService Holdings Inc. (c)	1	65
F5 Networks Inc. (c)	3	247
Fabrinet (c)	2	51
Facebook Inc. - Class A (c)	41	4,317
Fair Isaac Corp.	3	252
Fairchild Semiconductor International Inc. (c)	9	181
FARO Technologies Inc. (c)	1	23
FEI Co.	2	183
Fidelity National Information Services Inc.	16	946
Finisar Corp. (c)	9	132
FireEye Inc. (c)	3	54
First Solar Inc. (c)	5	333
Fiserv Inc. (c)	11	1,013
FleetCor Technologies Inc. (c)	4	555
Flextronics International Ltd. (c)	32	357
FLIR Systems Inc.	11	315
FormFactor Inc. (c)	5	42
Forrester Research Inc.	1	32
Fortinet Inc. (c)	5	159
Frequency Electronics Inc. (c)	1	11
Gartner Inc. - Class A (c)	3	233
Genpact Ltd. (c)	15	383
Global Payments Inc.	14	913
Globalscape Inc.	1	2
Glu Mobile Inc. (c) (e)	—	—
GrubHub Inc. (c) (e)	1	36
GSI Group Inc. (c)	2	29
GSI Technology Inc. (c)	1	3
GTT Communications Inc. (c) (e)	2	26
Guidewire Software Inc. (c)	2	148
Hackett Group Inc.	3	42
Harmonic Inc. (c)	8	31
Harris Corp.	5	468
Heartland Payment Systems Inc.	4	354
Hewlett Packard Enterprise Co.	71	1,082
Higher One Holdings Inc. (c)	3	8
HP Inc.	71	843
IAC/InterActiveCorp.	6	332
II-VI Inc. (c)	5	93
Imation Corp. (c) (e)	2	2
Infinera Corp. (c)	8	137
Ingram Micro Inc. - Class A	11	326
Inphi Corp. (c)	—	9
Insight Enterprises Inc. (c)	4	96
Integrated Device Technology Inc. (c)	8	218
Intel Corp.	183	6,304
InterDigital Inc.	4	176
Internap Corp. (c)	5	30
International Business Machines Corp.	30	4,072
Intersil Corp. - Class A	8	102
Intevac Inc. (c)	1	5
IntraLinks Holdings Inc. (c)	5	45
Intuit Inc.	7	638

	Shares/Par †	Value
IPG Photonics Corp. (c) (e)	4	333
Itron Inc. (c)	2	72
Ixia (c)	5	63
IXYS Corp.	3	38
j2 Global Inc.	4	298
Jabil Circuit Inc.	19	452
Jack Henry & Associates Inc.	4	277
Juniper Networks Inc.	13	351
Kemet Corp. (c)	2	4
Key Tronic Corp. (c)	—	3
Keysight Technologies Inc. (c)	13	369
Kimball Electronics Inc. (c)	2	20
KLA-Tencor Corp.	7	501
Knowles Corp. (c) (e)	3	43
Kopin Corp. (c)	4	10
Kulicke & Soffa Industries Inc. (c)	7	83
KVH Industries Inc. (c)	1	6
Lam Research Corp.	8	618
Lattice Semiconductor Corp. (c)	7	48
Leidos Holdings Inc.	5	294
Lexmark International Inc. - Class A	6	180
Limelight Networks Inc. (c)	7	11
Linear Technology Corp.	9	373
LinkedIn Corp. - Class A (c)	1	235
Lionbridge Technologies Inc. (c)	6	29
Liquidity Services Inc. (c)	1	9
Littelfuse Inc.	2	165
LoJack Corp. (c)	1	4
Lumentum Holdings Inc. (c)	3	61
M/A-COM Technology Solutions Holdings Inc. (c) (e)	3	134
Magnachip Semiconductor Corp. (c) (e)	2	13
Manhattan Associates Inc. (c)	5	349
Mantech International Corp. - Class A	2	62
Marchex Inc. - Class B	3	11
Marvell Technology Group Ltd.	17	150
MasterCard Inc. - Class A	32	3,097
Mattson Technology Inc. (c)	2	6
Maxim Integrated Products Inc.	6	227
MAXIMUS Inc.	6	327
MaxLinear Inc. - Class A (c)	4	56
Maxwell Technologies Inc. (c) (e)	3	23
Mentor Graphics Corp.	9	174
Mercury Systems Inc. (c)	3	56
Mesa Laboratories Inc.	—	20
Methode Electronics Inc.	3	95
Microchip Technology Inc.	9	403
Micron Technology Inc. (c)	37	528
Microsemi Corp. (c)	7	243
Microsoft Corp.	211	11,720
MicroStrategy Inc. - Class A (c)	1	117
MKS Instruments Inc.	4	152
ModusLink Global Solutions Inc. (c) (e)	6	14
MoneyGram International Inc. (c) (e)	3	22
Monolithic Power Systems Inc.	1	85
Monotype Imaging Holdings Inc.	2	43
Monster Worldwide Inc. (c) (e)	9	50
Motorola Solutions Inc.	3	224
MTS Systems Corp.	1	85
Multi-Fineline Electronix Inc. (c)	2	33
Nanometrics Inc. (c)	1	20
National Instruments Corp.	7	197
NCI Inc. - Class A	1	9
NCR Corp. (c)	9	223
NeoPhotonics Corp. (c)	3	33
NetApp Inc.	13	340
NetGear Inc. (c)	3	107
NetScout Systems Inc. (c)	7	213

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
NetSuite Inc. (c) (e)	1	57
NeuStar Inc. - Class A (c) (e)	3	75
Newport Corp. (c)	3	42
NIC Inc.	4	70
Novatel Wireless Inc. (c) (e)	3	4
Nuance Communications Inc. (c)	20	406
NVE Corp.	—	26
Nvidia Corp. (e)	17	555
NXP Semiconductors NV (c)	1	121
Omnivision Technologies Inc. (c)	5	140
ON Semiconductor Corp. (c)	38	368
Oracle Corp.	75	2,740
OSI Systems Inc. (c)	2	139
Palo Alto Networks Inc. (c)	1	223
Park Electrochemical Corp.	1	20
Paychex Inc.	15	784
Paycom Software Inc. (c)	3	102
PayPal Holdings Inc. (c)	11	388
PC Connection Inc.	2	42
PCM Inc. (c)	1	11
PDF Solutions Inc. (c)	2	18
Pegasystems Inc. (e)	5	149
Perceptron Inc. (c)	1	9
Perficient Inc. (c)	3	43
PFSweb Inc. (c)	1	11
Photronics Inc. (c)	3	32
Planet Payment Inc. (c)	4	13
Plantronics Inc.	3	119
Plexus Corp. (c)	3	93
PMC - Sierra Inc. (c)	10	116
Polycom Inc. (c)	9	111
Power Integrations Inc.	1	61
PRG-Schultz International Inc. (c)	1	3
Progress Software Corp. (c)	3	73
PTC Inc. (c)	6	208
QAD Inc. - Class A	1	23
QLogic Corp. (c)	6	79
Qorvo Inc. (c)	5	238
QUALCOMM Inc.	35	1,754
Qualys Inc. (c)	—	10
Quantum Corp. (c)	5	5
QuinStreet Inc. (c)	2	10
Rackspace Hosting Inc. (c)	11	284
Rambus Inc. (c) (e)	6	75
RealD Inc. (c)	1	11
RealNetworks Inc. (c)	2	9
Red Hat Inc. (c)	5	399
Reis Inc.	1	14
RetailMeNot Inc. - Class A (c)	1	13
Richardson Electronics Ltd.	1	3
Rightside Group Ltd. (c) (e)	1	7
Rofin-Sinar Technologies Inc. (c)	3	69
Rogers Corp. (c)	1	59
Rosetta Stone Inc. (c)	2	11
Rovi Corp. (c)	8	127
Ruckus Wireless Inc. (c) (e)	2	23
Rudolph Technologies Inc. (c)	2	34
Sabre Corp.	8	217
Salesforce.com Inc. (c)	6	487
SanDisk Corp.	5	376
Sanmina Corp. (c)	7	150
ScanSource Inc. (c)	2	73
Science Applications International Corp.	4	191
SciQuest Inc. (c)	—	2
SeaChange International Inc. (c)	2	15
Seagate Technology	12	443
Semtech Corp. (c)	1	21
ServiceNow Inc. (c)	2	176

	Shares/Par †	Value
ServiceSource International Inc. (c)	1	3
ShoreTel Inc. (c)	4	31
Shutterstock Inc. (c) (e)	1	34
Sigma Designs Inc. (c)	2	15
Silicon Laboratories Inc. (c)	2	102
Skyworks Solutions Inc.	6	455
SolarWinds Inc. (c)	5	315
Solera Holdings Inc.	7	372
Sonus Networks Inc. (c)	1	10
Splunk Inc. (c)	2	93
SS&C Technologies Holdings Inc.	4	301
Stamps.com Inc. (c) (e)	1	81
Stratasys Ltd. (c) (e)	3	71
SunPower Corp. (c) (e)	8	233
Super Micro Computer Inc. (c) (e)	3	83
support.com Inc. (c)	4	4
Sykes Enterprises Inc. (c)	3	98
Symantec Corp.	34	721
Synaptics Inc. (c) (e)	3	213
Synchronoss Technologies Inc. (c)	2	80
SYNNEX Corp.	4	318
Synopsys Inc. (c)	5	213
Syntel Inc. (c)	5	236
Tableau Software Inc. - Class A (c)	1	47
Take-Two Interactive Software Inc. (c)	4	123
Tangoe Inc. (c)	—	4
TE Connectivity Ltd.	10	676
Tech Data Corp. (c)	3	217
TechTarget Inc. (c)	1	6
TeleCommunication Systems Inc. - Class A (c)	4	18
TeleNav Inc. (c)	3	20
TeleTech Holdings Inc.	4	100
Teradata Corp. (c)	7	180
Teradyne Inc.	14	287
Tessco Technologies Inc.	1	12
Tessera Technologies Inc.	4	125
Texas Instruments Inc.	33	1,801
TiVo Inc. (c)	7	61
Total System Services Inc.	10	478
Transact Technologies Inc.	—	1
Travelzoo Inc. (c)	—	2
Tremor Video Inc. (c)	1	3
Trimble Navigation Ltd. (c)	11	233
TTM Technologies Inc. (c)	8	50
Twitter Inc. (c) (e)	3	66
Tyler Technologies Inc. (c)	2	268
Ubiquiti Networks Inc. (c) (e)	5	170
Ultimate Software Group Inc. (c)	1	238
Ultra Clean Holdings Inc. (c)	2	9
Ultratech Inc. (c)	2	38
Unisys Corp. (c)	4	43
United Online Inc (c)	2	18
Vantiv Inc. - Class A (c)	11	499
VASCO Data Security International Inc. (c) (e)	—	3
Veeco Instruments Inc. (c)	3	64
VeriFone Systems Inc. (c)	8	225
Verint Systems Inc. (c)	2	72
VeriSign Inc. (c) (e)	4	320
ViaSat Inc. (c) (e)	4	236
Viavi Solutions Inc. (c)	14	85
Virtusa Corp. (c)	1	47
Visa Inc. - Class A	43	3,346
Vishay Intertechnology Inc.	11	133
Vishay Precision Group Inc. (c)	1	8
VMware Inc. - Class A (c) (e)	1	74
Web.com Group Inc. (c)	5	105
WebMD Health Corp. (c) (e)	2	105
Westell Technologies Inc. - Class A (c)	3	4

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Western Digital Corp.	9	515
Western Union Co.	22	398
WEX Inc. (c)	3	243
Workday Inc. - Class A (c)	1	101
Xcerra Corp. (c)	2	11
Xerox Corp.	52	554
Xilinx Inc.	11	528
XO Group Inc. (c)	2	29
Yahoo! Inc. (c)	12	392
Zebra Technologies Corp. - Class A (c) (e)	3	230
Zillow Group Inc. - Class A (c)	1	34
Zillow Group Inc. - Class C (c) (e)	1	35
Zixit Corp. (c)	3	17
Zynga Inc. - Class A (c)	64	171

		138,791

MATERIALS - 4.4%
A. Schulman Inc.	2	64
AEP Industries Inc. (c)	1	51
Air Products & Chemicals Inc.	4	555
Airgas Inc.	6	785
Albemarle Corp.	6	339
Alcoa Inc.	51	505
Allegheny Technologies Inc.	7	83
American Vanguard Corp. (e)	3	38
AptarGroup Inc.	6	410
Ashland Inc.	3	288
Avery Dennison Corp.	10	597
Axiall Corp.	5	76
Balchem Corp. (e)	2	144
Ball Corp.	6	440
Bemis Co. Inc.	10	428
Berry Plastics Group Inc. (c)	6	211
Boise Cascade Co. (c)	3	84
Cabot Corp.	5	208
Calgon Carbon Corp. (e)	4	63
Carpenter Technology Corp.	4	115
Celanese Corp. - Class A	9	589
Century Aluminum Co. (c) (e)	7	30
CF Industries Holdings Inc.	17	705
Chase Corp.	1	22
Chemours Co.	5	24
Chemtura Corp. (c)	7	200
Clearwater Paper Corp. (c)	2	80
Coeur d’Alene Mines Corp. (c) (e)	12	29
Commercial Metals Co.	10	131
Compass Minerals International Inc.	4	265
Core Molding Technologies Inc. (c)	1	10
Crown Holdings Inc. (c)	6	280
Deltic Timber Corp. (e)	—	24
Domtar Corp.	5	196
Dow Chemical Co. (e)	34	1,756
E. I. du Pont de Nemours & Co.	19	1,277
Eagle Materials Inc.	3	193
Eastman Chemical Co.	12	841
Ecolab Inc.	7	802
Ferro Corp. (c)	5	56
Ferroglobe Plc	5	53
Flotek Industries Inc. (c) (e)	2	17
FMC Corp.	5	191
Freeport-McMoran Inc. - Class B (e)	33	222
FutureFuel Corp.	3	41
Graphic Packaging Holding Co.	34	439
Greif Inc. - Class A	2	66
Greif Inc. - Class B (e)	1	23
Handy & Harman Ltd. (c)	—	10
Hawkins Inc.	1	26
Haynes International Inc.	1	34

	Shares/Par †	Value
HB Fuller Co.	4	132
Headwaters Inc. (c)	5	79
Hecla Mining Co. (e)	26	49
Horsehead Holding Corp. (c) (e)	4	9
Huntsman Corp.	23	264
Innophos Holdings Inc.	1	43
Innospec Inc.	2	106
International Flavors & Fragrances Inc. (e)	3	307
International Paper Co.	38	1,427
Intrepid Potash Inc. (c) (e)	2	5
Kaiser Aluminum Corp.	1	75
KapStone Paper and Packaging Corp.	10	228
KMG Chemicals Inc.	1	15
Koppers Holdings Inc.	2	42
Kraton Performance Polymers Inc. (c)	2	36
Kronos Worldwide Inc. (e)	3	19
Louisiana-Pacific Corp. (c)	11	193
LSB Industries Inc. (c) (e)	2	11
LyondellBasell Industries NV - Class A	13	1,088
Martin Marietta Materials Inc.	2	257
Materion Corp.	2	45
Mercer International Inc.	5	48
Minerals Technologies Inc.	3	133
Monsanto Co.	14	1,365
Mosaic Co.	16	446
Myers Industries Inc.	3	40
Neenah Paper Inc.	1	81
NewMarket Corp.	1	319
Newmont Mining Corp.	26	476
Nucor Corp.	16	627
Olin Corp.	29	502
Olympic Steel Inc.	1	6
Omnova Solutions Inc. (c) (e)	3	20
Owens-Illinois Inc. (c) (e)	16	279
P.H. Glatfelter Co.	3	59
Packaging Corp. of America	5	340
Platform Specialty Products Corp. (c) (e)	14	182
PolyOne Corp.	8	245
PPG Industries Inc.	7	714
Praxair Inc.	9	916
Quaker Chemical Corp.	1	67
Real Industry Inc. (c) (e)	2	16
Reliance Steel & Aluminum Co.	6	340
Rentech Inc. (c) (e)	—	1
Resolute Forest Products (c)	6	48
Royal Gold Inc.	4	161
RPM International Inc.	5	240
Schnitzer Steel Industries Inc. - Class A	2	27
Schweitzer-Mauduit International Inc.	2	104
Scotts Miracle-Gro Co. - Class A	6	362
Sealed Air Corp.	9	398
Sensient Technologies Corp.	3	159
Sherwin-Williams Co.	2	636
Silgan Holdings Inc.	7	358
Sonoco Products Co.	10	412
Southern Copper Corp. (e)	4	108
Steel Dynamics Inc.	17	299
Stepan Co.	1	68
Stillwater Mining Co. (c) (e)	8	66
SunCoke Energy Inc.	5	18
TimkenSteel Corp.	3	28
Trecora Resources (c)	2	19
Tredegar Corp.	2	27
Tronox Ltd. - Class A (e)	4	16
United States Lime & Minerals Inc.	—	16
United States Steel Corp. (e)	9	73
Universal Stainless & Alloy Products Inc. (c)	1	6
US Concrete Inc. (c)	1	79

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Valspar Corp.	5	448
Vulcan Materials Co.	6	561
Wausau Paper Corp.	5	51
Westlake Chemical Corp.	5	272
WestRock Co.	16	710
Worthington Industries Inc.	4	112
WR Grace & Co. (c)	3	315

		31,965

TELECOMMUNICATION SERVICES - 2.4%
8x8 Inc. (c)	1	8
Alaska Communications Systems Group Inc. (c)	3	5
AT&T Inc.	194	6,691
Atlantic Tele-Network Inc.	1	92
Boingo Wireless Inc. (c)	2	10
CenturyLink Inc.	40	1,001
Cincinnati Bell Inc. (c)	17	60
Cogent Communications Holdings Inc. (e)	3	99
Consolidated Communications Holdings Inc.	5	103
Fairpoint Communications Inc. (c) (e)	1	16
Frontier Communications Corp. (e)	60	279
General Communication Inc. - Class A (c)	3	68
Hawaiian Telcom Holdco Inc. (c)	1	25
IDT Corp. - Class B	2	24
Inteliquent Inc.	3	56
Intelsat SA (c) (e)	3	14
Level 3 Communications Inc. (c)	13	686
Lumos Networks Corp.	2	27
NTELOS Holdings Corp. (c)	1	14
ORBCOMM Inc. (c)	6	40
SBA Communications Corp. (c)	4	442
Shenandoah Telecommunications Co.	2	94
Spok Holdings Inc.	1	24
Sprint Corp. - Class A (c) (e)	29	106
T-Mobile US Inc. (c)	9	357
Telephone & Data Systems Inc.	8	204
US Cellular Corp. (c)	2	87
Verizon Communications Inc.	137	6,311
Vonage Holdings Corp. (c)	15	88
Windstream Holdings Inc. (e)	10	65

		17,096

UTILITIES - 3.2%
AES Corp.	21	205
AGL Resources Inc.	9	560
Allete Inc.	4	186
Alliant Energy Corp.	4	239
Ameren Corp.	7	283
American Electric Power Co. Inc.	10	600
American States Water Co.	3	122
American Water Works Co. Inc.	5	288
Aqua America Inc.	13	394
Artesian Resources Corp. - Class A	1	17
Atmos Energy Corp.	8	480
Avangrid Inc. (c)	4	146
Avista Corp.	5	172
Black Hills Corp.	4	170
California Water Service Group	3	79
Calpine Corp. (c) (e)	36	519
CenterPoint Energy Inc.	11	202
Chesapeake Utilities Corp.	1	60
Cleco Corp.	4	219
CMS Energy Corp.	9	315
Connecticut Water Services Inc.	1	27
Consolidated Edison Inc. (e)	9	554
Consolidated Water Co. Ltd. (e)	2	23
Delta Natural Gas Co. Inc.	—	2

	Shares/Par †	Value
Dominion Resources Inc.	12	838
DTE Energy Co.	5	397
Duke Energy Corp.	14	1,025
Dynegy Inc. (c) (e)	9	116
Edison International	7	392
El Paso Electric Co.	3	114
Empire District Electric Co.	3	95
Entergy Corp.	5	352
Eversource Energy	9	450
Exelon Corp.	19	519
FirstEnergy Corp.	11	341
Genie Energy Ltd. - Class B (e)	2	22
Great Plains Energy Inc.	12	317
Hawaiian Electric Industries Inc.	6	177
IDACORP Inc.	4	252
ITC Holdings Corp.	11	445
Laclede Group Inc. (e)	3	196
MDU Resources Group Inc.	14	253
MGE Energy Inc. (e)	2	115
Middlesex Water Co.	1	31
National Fuel Gas Co. (e)	6	275
New Jersey Resources Corp.	6	206
NextEra Energy Inc.	9	962
NiSource Inc.	23	450
Northwest Natural Gas Co.	2	96
NorthWestern Corp.	4	200
NRG Energy Inc.	9	104
NRG Yield Inc. - Class A (e)	3	36
NRG Yield Inc. - Class C (e)	3	38
OGE Energy Corp.	15	383
ONE Gas Inc.	4	192
Ormat Technologies Inc. (e)	3	104
Otter Tail Corp. (e)	2	66
Pattern Energy Group Inc. - Class A (e)	5	107
Pepco Holdings Inc.	5	135
PG&E Corp.	10	536
Piedmont Natural Gas Co. Inc.	6	324
Pinnacle West Capital Corp.	3	223
PNM Resources Inc.	6	185
Portland General Electric Co.	6	230
PPL Corp.	15	499
Public Service Enterprise Group Inc.	10	393
Questar Corp.	13	250
SCANA Corp.	4	225
Sempra Energy	5	452
SJW Corp.	1	42
South Jersey Industries Inc.	5	114
Southern Co.	18	847
Southwest Gas Corp.	4	203
Talen Energy Corp. (c)	2	10
TECO Energy Inc.	17	456
UGI Corp.	16	539
Unitil Corp.	1	41
Vectren Corp.	6	258
WEC Energy Group Inc.	8	422
Westar Energy Inc.	9	368
WGL Holdings Inc.	4	242
Xcel Energy Inc.	11	381
York Water Co. (e)	1	20

		22,923

Total Common Stocks (cost $634,656)		718,905

RIGHTS - 0.0%
Casa Lay (c) (f) (p) (q)	14	13
Community Health Systems Inc. (c)	8	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Property Development Center (c) (f) (p) (q)	14	1

Total Rights (cost $15)		14

SHORT TERM INVESTMENTS - 4.6%

Investment Company - 0.5%
JNL Money Market Fund, 0.19% (a) (h)	3,831	3,831

Securities Lending Collateral - 4.1%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	29,283	29,283

Total Short Term Investments (cost $33,114)		33,114

Total Investments - 104.2% (cost $667,785)		752,033
Other Assets and Liabilities, Net - (4.2%)		(30,513)

Total Net Assets - 100.0%		$721,520

JNL/DoubleLine Shiller Enhanced CAPE Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 40.0%
Alternative Loan Trust REMIC, 6.50%, 10/25/36	$1,937	$1,806
Anchorage Capital CLO 5 Ltd., 1.92%, 10/15/26 (i) (r)	1,000	992
Apidos CLO XX, 2.67%, 01/19/27 (i) (r)	1,000	993
ARES XII CLO Ltd., 1.02%, 11/25/20 (i) (r)	296	292
Avalon IV Capital Ltd., 1.49%, 04/17/23 (i) (r)	873	869
Baker Street Funding CLO Ltd., 0.96%, 12/15/18 (i) (r)	1,000	979
Banc of America Alternative Loan Trust REMIC
6.00%, 11/25/35	1,996	1,869
6.50%, 02/25/36	1,588	1,515
Battalion CLO Ltd., 1.12%, 07/14/22 (i) (r)	1,000	962
BBCMS Trust REMIC, 4.28%, 09/10/20 (i) (r)	425	415
Bear Stearns Commercial Mortgage Securities, 5.58%, 09/11/41 (i)	400	409
Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.54%, 07/11/16	333	336
BlueMountain CLO Ltd.
1.56%, 05/15/25 (i) (r)	1,000	983
2.71%, 01/20/27 (i) (r)	500	493
3.66%, 01/20/27 (i) (r)	500	489
2.57%, 04/13/27 (i) (r)	500	499
3.83%, 07/18/27 (i) (r)	500	453
1.81%, 10/20/27 (i) (r)	500	494
Carlyle Global Market Strategies CLO Ltd., 2.07%, 04/18/25 (i) (r)	1,000	972
Carlyle High Yield Partners X Ltd., 0.53%, 04/19/22 (i) (r)	627	612
Cent CLO 21 Ltd., 1.81%, 07/27/26 (i) (r)	500	494
Citigroup Commercial Mortgage Trust REMIC
5.71%, 06/10/17 (i)	575	588
3.14%, 12/10/24	461	450
4.65%, 11/10/25	311	297
6.14%, 12/10/49 (i)	420	447
Interest Only, 1.06%, 11/10/48 (i)	4,064	245
Clydesdale CLO Ltd., 1.81%, 12/19/18 (i) (r)	1,000	980
ColumbusNova CLO Ltd.
0.58%, 07/18/18 (i) (r)	409	409
1.87%, 07/18/18 (i) (r)	500	499
COMM Mortgage Trust REMIC
2.65%, 06/11/16 (i) (r)	237	232
Interest Only, 1.07%, 10/10/48 (i)	5,394	387

	Shares/Par †	Value
Commercial Mortgage Pass-Through Certificates REMIC
3.80%, 06/11/19 (i) (r)	585	579
4.65%, 10/10/25 (i)	306	296
Credit Suisse Commercial Mortgage Trust REMIC
5.82%, 06/15/16 (i)	361	365
5.51%, 09/15/16	361	368
5.95%, 07/15/17 (i)	400	419
Credit Suisse First Boston Mortgage Securities Corp. REMIC, 6.00%, 12/25/35	1,962	1,888
CSAIL Commercial Mortgage Trust REMIC, 4.59%, 11/18/25 (i)	309	288
CSMC Trust REMIC, 3.18%, 08/15/17 (i) (r)	500	494
Deutsche Alt-A Securities Mortgage Loan Trust REMIC, 0.72%, 09/25/47 (i)	2,913	2,249
Dorchester Park CLO Ltd., 3.48%, 01/20/27 (i) (r)	1,000	988
Dryden 33 Senior Loan Fund, 2.32%, 07/15/26 (i) (r)	1,000	982
Galaxy XV CLO Ltd.
1.57%, 04/15/25 (i) (r)	1,000	989
2.17%, 04/15/25 (i) (r)	1,000	980
GE Commercial Mortgage Corp Series Trust REMIC, 5.61%, 12/10/49 (i)	500	509
Greenwich Capital Commercial Funding Corp. REMIC, 5.48%, 02/10/17	400	409
GS Mortgage Securities Trust REMIC
5.79%, 05/10/17 (i)	448	460
4.51%, 11/10/47 (i) (r)	201	168
Interest Only, 1.38%, 10/10/25 (i)	3,497	336
Interest Only, 0.85%, 11/10/48 (i)	5,747	364
Home Equity Loan Trust REMIC, 0.58%, 04/25/37 (i)	3,000	2,377
ING IM CLO Ltd., 1.70%, 03/14/22 (i) (r)	342	340
JPMBB Commercial Mortgage Securities Trust REMIC
4.67%, 10/15/25 (i)	420	380
4.62%, 11/15/25 (i)	359	348
JPMorgan Chase Commercial Mortgage Securities Corp. REMIC
5.69%, 02/12/49 (i)	415	428
6.01%, 02/15/51 (i)	350	368
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.47%, 02/12/17 (i)	400	409
5.88%, 09/12/17 (i)	500	528
6.08%, 02/12/51 (i)	400	406
Interest Only, 1.32%, 01/15/49 (i)	5,010	351
LB-UBS Commercial Mortgage Trust REMIC
5.46%, 01/15/17	244	251
5.48%, 02/15/40	500	505
LCM LP, 1.82%, 07/15/26 (i) (r)	1,000	994
Madison Park Funding IV Ltd., 0.89%, 03/22/21 (i) (r)	500	474
Madison Park Funding XV Ltd., 2.72%, 01/27/26 (i) (r)	1,000	1,001
Madison Park Funding XVI Ltd., 3.27%, 04/20/26 (i) (r)	1,000	981
MarketPlace Loan Trust, 4.00%, 10/15/21	870	861
Merrill Lynch Mortgage Trust REMIC, 5.67%, 05/12/39 (i)	346	345
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
4.53%, 09/15/25 (i)	420	391
3.06%, 10/15/25 (r)	550	387
3.24%, 11/15/25 (r)	297	203
4.54%, 11/15/25 (i)	207	187

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Morgan Stanley Capital I Inc., 3.33%, 11/15/17 (i) (r)	315	314
Morgan Stanley Capital I Trust REMIC
5.78%, 10/15/42 (i)	525	529
5.41%, 03/15/44	125	128
Interest Only, 1.14%, 12/15/48 (i)	5,000	346
Nautique Funding II CLO Ltd., 1.07%, 04/17/21 (i) (r)	1,065	1,027
Nautique Funding Ltd., 0.71%, 04/15/20 (i) (r)	1,000	972
NYLIM Flatiron CLO Ltd., 0.66%, 08/08/20 (i) (r)	1,000	980
OZLM VI Ltd., 2.47%, 04/17/26 (i) (r)	1,000	988
Race Point CLO Ltd., 1.76%, 11/08/24 (i) (r)	1,000	989
RALI Trust REMIC, 6.00%, 09/25/36	2,446	2,024
Residential Asset Securitization Trust REMIC, 5.75%, 02/25/36	1,626	1,530
RFMSI Trust REMIC, 6.00%, 04/25/36	2,305	2,176
Silverado CLO II Ltd., 0.56%, 10/16/20 (i) (r)	499	489
Symphony CLO VIII LP, 1.42%, 01/09/23 (i) (r)	685	681
Wachovia Bank Commercial Mortgage Trust REMIC
5.41%, 12/15/43 (i)	420	421
5.95%, 02/15/51 (i)	500	525
5.95%, 02/15/51 (i)	190	194
Wells Fargo & Co. Interest Only REMIC, 1.18%, 12/15/48 (i)	5,125	358
Wells Fargo Alternative Loan Trust REMIC, 6.25%, 07/25/37	2,019	1,849
Wells Fargo Commercial Mortgage Trust REMIC
3.94%, 06/15/24 (r)	325	260
4.61%, 11/15/25 (i)	400	375
3.76%, 11/18/25 (i)	375	294
4.76%, 11/18/25 (i)	310	298
3.81%, 12/15/25	363	372
4.54%, 09/15/58 (i)	302	286
Interest Only, 1.13%, 07/15/25 (i)	4,497	359
Wells Fargo-RBS Commercial Mortgage Trust Interest Only REMIC, 1.18%, 08/15/47 (i)	3,344	230

Total Non-U.S. Government Agency Asset- Backed Securities (cost $66,437)		66,100

CORPORATE BONDS AND NOTES - 21.0%

CONSUMER DISCRETIONARY - 1.1%
Amazon.com Inc., 2.60%, 12/05/19	340	345
Comcast Corp., 6.50%, 01/15/17	335	353
Globo Comunicacao e Participacoes SA, 5.31%, 05/11/22 (k)	400	398
Home Depot Inc., 2.00%, 06/15/19	240	242
Thomson Reuters Corp., 1.30%, 02/23/17	225	224
TV Azteca SAB de CV, 7.50%, 05/25/18	300	204

		1,766

CONSUMER STAPLES - 1.9%
Anheuser-Busch InBev Worldwide Inc., 1.38%, 07/15/17	230	229
Cencosud SA, 5.50%, 01/20/21	400	408
General Mills Inc., 5.70%, 02/15/17	210	220
HJ Heinz Co., 2.00%, 07/02/18 (r)	355	354
Kellogg Co., 1.75%, 05/17/17	220	220
Kroger Co., 6.40%, 08/15/17	205	220
Marfrig Holding Europe BV, 6.88%, 06/24/19	300	268
Minerva Luxembourg SA, 8.75%, (callable at 100 beginning 04/03/19) (m)	300	274
Philip Morris International Inc., 5.65%, 05/16/18	302	330
Procter & Gamble Co., 1.60%, 11/15/18	345	347
Wal-Mart Stores Inc., 1.13%, 04/11/18	350	349

		3,219

	Shares/Par †	Value
ENERGY - 1.6%
BP Capital Markets Plc, 1.67%, 02/13/18	224	224
Chevron Corp.
1.37%, 03/02/18	151	150
1.79%, 11/16/18	87	86
ConocoPhillips Co., 1.05%, 12/15/17	225	221
Delek & Avner Tamar Bond Ltd., 4.44%, 12/30/20 (r)	400	411
Kinder Morgan Energy Partners LP, 6.00%, 02/01/17	225	227
ONGC Videsh Ltd., 3.25%, 07/15/19	400	401
Petroleos Mexicanos
3.50%, 07/18/18	400	397
5.50%, 01/21/21	200	202
Transportadora de Gas Internacional SA ESP, 5.70%, 03/20/22	400	401

		2,720

FINANCIALS - 9.2%
Agromercantil Senior Trust, 6.25%, 04/10/19	400	403
American Express Credit Corp., 1.80%, 07/31/18	355	354
Banco Continental SAECA, 8.88%, 10/15/17	400	407
Banco de Credito del Peru, 6.13%, 04/24/27 (i)	400	418
Banco Mercantil del Norte SA, 6.86%, 10/13/21 (i)	500	505
Banco Regional SAECA, 8.13%, 01/24/19	200	204
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, 5.95%, 01/30/24	400	410
Bancolombia SA, 6.13%, 07/26/20	400	411
Bank of America Corp., 2.00%, 01/11/18	415	415
Bank of Montreal, 1.80%, 07/31/18	350	349
BB&T Corp., 2.15%, 03/22/17	225	227
BBVA Bancomer SA, 6.01%, 05/17/22 (i)	400	396
Berkshire Hathaway Finance Corp., 1.60%, 05/15/17	345	347
Boston Properties LP, 5.88%, 10/15/19	350	389
Caterpillar Financial Services Corp., 1.70%, 06/16/18	300	300
Citigroup Inc., 2.05%, 12/07/18	430	428
Corp. Financiera de Desarrollo SA, 3.25%, 07/15/19	200	199
Daimler Finance North America LLC, 1.65%, 03/02/18 (r)	350	346
DBS Bank Ltd., 3.62%, 09/21/22	200	203
ENA Norte Trust, 4.95%, 04/25/23	434	443
ERP Operating LP, 5.75%, 06/15/17	205	217
Global Bank Corp., 5.13%, 10/30/19	500	495
Goldman Sachs Group Inc., 2.90%, 07/19/18	395	403
Grupo Aval Ltd., 5.25%, 02/01/17	200	204
GrupoSura Finance SA, 5.70%, 05/18/21	261	272
Guanay Finance Ltd., 6.00%, 12/15/20	500	494
John Deere Capital Corp., 1.60%, 07/13/18	349	347
JPMorgan Chase & Co., 1.35%, 02/15/17	345	344
McGraw-Hill Financial Inc., 2.50%, 08/15/18	225	226
Metropolitan Life Global Funding I, 1.50%, 01/10/18 (r)	300	298
Morgan Stanley, 1.88%, 01/05/18	300	300
MUFG Americas Holdings Corp., 1.63%, 02/09/18	250	248
National Rural Utilities Cooperative Finance Corp., 1.10%, 01/27/17	355	355
Oversea-Chinese Banking Corp. Ltd., 4.00%, 10/15/24	500	509
Peru Enhanced Pass-Through Finance Ltd., 0.00%, 05/31/18 (j)	323	309

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Royal Bank of Canada, 2.00%, 12/10/18	390	390
Simon Property Group LP, 2.15%, 09/15/17	345	348
Tanner Servicios Financieros SA, 4.38%, 03/13/18	300	293
Toronto-Dominion Bank, 1.75%, 07/23/18	350	350
Toyota Motor Credit Corp., 1.55%, 07/13/18	400	399
United Overseas Bank Ltd., 3.75%, 09/19/24	500	505
Wells Fargo & Co., 2.10%, 05/08/17	345	348
Westpac Banking Corp.
2.00%, 08/14/17	50	50
1.95%, 11/23/18	285	284

		15,142

HEALTH CARE - 1.9%
AbbVie Inc., 1.80%, 05/14/18	355	354
Cardinal Health Inc., 1.95%, 06/15/18	345	344
Celgene Corp., 2.13%, 08/15/18	345	345
Covidien International Finance SA, 6.00%, 10/15/17	315	339
Express Scripts Holding Co., 2.65%, 02/15/17	395	399
Laboratory Corp. of America Holdings, 2.50%, 11/01/18	345	346
McKesson Corp., 1.29%, 03/10/17	225	224
Thermo Fisher Scientific Inc., 2.15%, 12/14/18	235	235
WellPoint Inc.
1.88%, 01/15/18	225	224
2.30%, 07/15/18	115	115
Zimmer Biomet Holdings Inc., 1.45%, 04/01/17	218	217

		3,142

INDUSTRIALS - 0.8%
Aeropuertos Dominicanos Siglo XXI SA, 9.75%, 11/13/19 (k)	200	208
Hutchison Whampoa International 12 Ltd., 6.00%, (callable at 100 beginning 05/07/17) (m)	400	418
Lockheed Martin Corp., 1.85%, 11/23/18	75	75
United Technologies Corp., 1.78%, 05/04/18 (k)	400	398
Waste Management Inc., 6.10%, 03/15/18	205	224

		1,323

INFORMATION TECHNOLOGY - 0.9%
Cisco Systems Inc., 1.65%, 06/15/18	265	266
Hewlett Packard Enterprise Co., 2.85%, 10/05/18 (r)	425	425
Microsoft Corp., 1.30%, 11/03/18	255	254
Oracle Corp.
2.38%, 01/15/19	50	51
2.25%, 10/08/19	295	298
Xerox Corp., 2.95%, 03/15/17	220	222

		1,516

MATERIALS - 0.8%
Corp. Nacional del Cobre de Chile, 3.75%, 11/04/20	400	391
Freeport-McMoRan Copper & Gold Inc., 2.38%, 03/15/18	400	312
Inversiones CMPC SA, 4.75%, 01/19/18	400	408
Volcan Cia Minera SAA, 5.38%, 02/02/22	300	191

		1,302

TELECOMMUNICATION SERVICES - 0.9%
AT&T Inc., 1.70%, 06/01/17	325	326
British Telecommunications Plc, 5.95%, 01/15/18	275	297
Comcel Trust via Comunicaciones Celulares SA, 6.88%, 02/06/24	200	154
Digicel Group Ltd., 8.25%, 09/30/20	400	330

	Shares/Par †	Value
Orange SA, 2.75%, 02/06/19	286	290
Telefonica Celular del Paraguay SA, 6.75%, 12/13/22	200	182

		1,579

UTILITIES - 1.9%
AES Gener SA, 5.25%, 08/15/21	400	410
Comision Federal de Electricidad, 4.88%, 05/26/21	400	405
Duke Energy Corp., 1.63%, 08/15/17	340	339
Empresa de Energia de Bogota SA ESP, 6.13%, 11/10/21	400	410
Empresas Publicas de Medellin ESP, 7.63%, 07/29/19	300	337
Inkia Energy Ltd., 8.38%, 04/04/21	400	390
Israel Electric Corp. Ltd., 5.63%, 06/21/18	400	421
Southern Co., 2.45%, 09/01/18	355	358

		3,070

Total Corporate Bonds and Notes (cost $35,283)		34,779

GOVERNMENT AND AGENCY OBLIGATIONS - 14.1%

GOVERNMENT SECURITIES - 14.1%

Sovereign - 0.6%
Colombia Government International Bond, 4.38%, 07/12/21	500	502
Mexico Government International Bond, 3.50%, 01/21/21	450	457

		959

U.S. Treasury Securities - 13.5%
U.S. Treasury Note
0.38%, 03/31/16	200	200
3.13%, 01/31/17	3,200	3,278
3.25%, 03/31/17	2,200	2,264
0.88%, 05/15/17 - 01/15/18	6,800	6,783
1.00%, 09/15/17	3,450	3,448
0.75%, 02/28/18 - 04/15/18	6,500	6,442

		22,415

Total Government and Agency Obligations (cost $23,502)		23,374

SHORT TERM INVESTMENTS - 21.1%

Investment Company - 21.1%
JNL Money Market Fund, 0.19% (a) (h)	34,878	34,878

Total Short Term Investments (cost $34,878)		34,878

Total Investments - 96.2% (cost $160,100)		159,131
Other Assets and Liabilities, Net - 3.8%		6,202

Total Net Assets - 100.0%		$165,333

JNL/Franklin Templeton Global Growth Fund

COMMON STOCKS - 97.6%

BRAZIL - 0.4%
Petroleo Brasileiro SA - ADR (c) (e)	1,261	$4,286

CANADA - 0.1%
Suncor Energy Inc.	31	790

CHINA - 1.1%
China Mobile Ltd.	446	5,020
China Telecom Corp. Ltd. - ADR - Class H	146	6,766

		11,786

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
DENMARK - 0.5%
FLSmidth & Co. A/S	137	4,773

FRANCE - 7.9%
AXA SA	577	15,767
BNP Paribas SA	255	14,431
Compagnie Generale des Etablissements Michelin	105	10,040
Credit Agricole SA	976	11,506
Sanofi SA	161	13,702
Technip SA	90	4,458
Total SA	278	12,456

		82,360

GERMANY - 5.2%
Deutsche Lufthansa AG (c)	1,093	17,209
Merck KGaA	148	14,360
Metro AG	429	13,679
Siemens AG	99	9,615

		54,863

HONG KONG - 1.0%
Kunlun Energy Co. Ltd.	11,533	10,241

INDIA - 0.6%
Hero Honda Motors Ltd.	155	6,284

IRELAND - 3.4%
Allergan Plc (c)	66	20,781
CRH Plc	515	14,843

		35,624

ISRAEL - 2.3%
Teva Pharmaceutical Industries Ltd. - ADR	358	23,513

ITALY - 2.0%
ENI SpA	677	10,061
UniCredit SpA	2,008	11,101

		21,162

JAPAN - 3.9%
Konica Minolta Holdings Inc.	744	7,446
Nissan Motor Co. Ltd.	1,358	14,219
SoftBank Group Corp.	244	12,300
Toshiba Corp. (c) (e)	3,457	7,105

		41,070

NETHERLANDS - 4.4%
Aegon NV	2,125	12,017
Akzo Nobel NV	143	9,551
ING Groep NV - CVA	982	13,287
Qiagen NV (c)	213	5,781
Royal Dutch Shell Plc - Class A	12	276
Royal Dutch Shell Plc - Class B	238	5,423

		46,335

PORTUGAL - 1.1%
Galp Energia SGPS SA	969	11,302

RUSSIAN FEDERATION - 0.8%
MMC Norilsk Nickel - ADR	669	8,474

SINGAPORE - 1.7%
DBS Group Holdings Ltd.	666	7,805
Singapore Telecommunications Ltd.	3,809	9,821

		17,626

SOUTH KOREA - 6.0%
Hyundai Motor Co.	125	15,813
KB Financial Group Inc. - ADR	290	8,077
POSCO Inc. - ADR (e)	72	2,539

	Shares/Par †	Value
Samsung Electronics Co. Ltd. - GDR (p)	68	36,111

		62,540

SPAIN - 1.3%
Telefonica SA	1,249	13,852

SWEDEN - 2.0%
Getinge AB - Class B	483	12,659
Telefonaktiebolaget LM Ericsson - Class B	809	7,801

		20,460

SWITZERLAND - 4.6%
Credit Suisse Group AG	616	13,274
Glencore Plc	4,725	6,262
Roche Holding AG	63	17,533
Swiss Re AG	117	11,455

		48,524

THAILAND - 0.2%
Bangkok Bank PCL - NVDR	555	2,340

TURKEY - 0.8%
Turkcell Iletisim Hizmetleri A/S - ADR (e)	1,017	8,638

UNITED KINGDOM - 11.7%
BAE Systems Plc	1,642	12,087
BG Group Plc	416	6,025
BP Plc	2,115	10,991
GlaxoSmithKline Plc	804	16,237
HSBC Holdings Plc	2,201	17,399
Kingfisher Plc	2,253	10,911
Marks & Spencer Group Plc	643	4,280
Serco Group Plc (c)	2,512	3,496
Sky Plc	682	11,179
Standard Chartered Plc	1,261	10,463
Tesco Plc (c)	4,673	10,268
Vodafone Group Plc	2,750	8,919

		122,255

UNITED STATES OF AMERICA - 34.6%
Alphabet Inc. - Class A (c)	20	15,825
American International Group Inc.	323	19,998
Amgen Inc.	141	22,961
Apache Corp.	255	11,325
Baker Hughes Inc.	195	9,002
Capital One Financial Corp.	174	12,564
Chesapeake Energy Corp. (e)	1,463	6,583
Chevron Corp.	142	12,774
Cisco Systems Inc.	532	14,453
Citigroup Inc.	487	25,219
Comcast Corp. - Class A	376	21,233
Eli Lilly & Co.	69	5,783
Flextronics International Ltd. (c)	278	3,116
Gilead Sciences Inc.	50	5,108
Halliburton Co.	220	7,480
Hewlett Packard Enterprise Co.	478	7,268
HP Inc.	478	5,661
JPMorgan Chase & Co.	268	17,698
Medtronic Plc	279	21,484
Michael Kors Holdings Ltd. (c)	219	8,784
Microsoft Corp.	502	27,862
Morgan Stanley	404	12,855
Navistar International Corp. (c) (e)	619	5,468
News Corp. - Class A	347	4,641
Oracle Corp.	222	8,092
SunTrust Banks Inc.	358	15,351
Target Corp.	86	6,231
Twenty-First Century Fox Inc. - Class A	396	10,757
United Parcel Service Inc. - Class B	99	9,495

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Walgreens Boots Alliance Inc.	85	7,210

		362,281

Total Common Stocks (cost $1,059,608)		1,021,379

SHORT TERM INVESTMENTS - 3.9%

Investment Company - 2.7%
JNL Money Market Fund, 0.19% (a) (h)	28,702	28,702

Securities Lending Collateral - 1.2%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	12,211	12,211

Total Short Term Investments (cost $40,913)		40,913

Total Investments - 101.5% (cost $1,100,521)		1,062,292
Other Assets and Liabilities, Net - (1.5%)		(15,306)

Total Net Assets - 100.0%		$1,046,986

JNL/Franklin Templeton Global Multisector Bond Fund

CORPORATE BONDS AND NOTES - 5.0%

AUSTRALIA - 0.1%
Barminco Finance Pty Ltd., 9.00%, 06/01/18 (e) (r)	$500	$395
FMG Resources August 2006 Pty Ltd., 9.75%, 03/01/22 (e) (r)	2,000	1,830

		2,225

CANADA - 0.6%
B2Gold Corp., 3.25%, 10/01/18 (v)	11,440	9,481
First Quantum Minerals Ltd.
6.75%, 02/15/20 (e) (r)	1,318	850
7.00%, 02/15/21 (r)	1,318	827
Valeant Pharmaceuticals International Inc., 7.50%, 07/15/21 (r)	600	599

		11,757

FRANCE - 0.1%
CGG SA, 6.88%, 01/15/22	1,000	410
Cie Generale de Geophysique - Veritas, 6.50%, 06/01/21	800	356

		766

GERMANY - 0.0%
Unitymedia Hessen GmbH & Co. KG, 5.75%, 01/15/23 (r), EUR	648	748

ITALY - 0.2%
Wind Acquisition Finance SA, 7.38%, 04/23/21 (e) (r)	3,000	2,835

JAMAICA - 0.1%
Digicel Ltd., 6.00%, 04/15/21 (r)	2,100	1,769

LUXEMBOURG - 0.1%
CHC Helicopter SA, 9.25%, 10/15/20 (e)	2,790	1,339
Intelsat Jackson Holdings SA, 5.50%, 08/01/23	1,600	1,256

		2,595

NETHERLANDS - 0.1%
InterGen NV, 7.00%, 06/30/23 (r)	2,500	1,981

SOUTH AFRICA - 0.5%
Edcon Ltd.
8.00%, 06/30/19 (r) (y), EUR	809	752
8.00%, 06/30/19 (r) (y), EUR	1,618	1,504
12.75%, 06/30/19 (r) (y), EUR	2,428	1,230

	Shares/Par †	Value
Edcon Pty Ltd.
9.50%, 03/01/18 (r)	1,650	994
9.50%, 03/01/18, EUR	7,150	4,683

		9,163

SPAIN - 0.0%
Grifols Worldwide Operations Ltd., 5.25%, 04/01/22	300	302

SWEDEN - 0.1%
Stena AB, 7.00%, 02/01/24 (r)	200	170
Stena International SA, 5.75%, 03/01/24 (r)	900	756

		926

UNITED KINGDOM - 0.1%
Virgin Media Finance Plc, 6.38%, 04/15/23 (r)	2,200	2,233

UNITED STATES OF AMERICA - 3.0%
ArcelorMittal, 6.50%, 03/01/21 (e) (k)	2,000	1,610
Caesars Entertainment Operating Co. Inc.
11.25%, 06/01/17 (c) (d)	300	225
9.00%, 02/15/20 (c) (d)	600	456
California Resources Corp.
5.50%, 09/15/21	230	72
8.00%, 12/15/22 (r)	1,232	648
6.00%, 11/15/24 (e)	230	70
Calpine Corp.
5.88%, 01/15/24 (e) (r)	900	923
5.75%, 01/15/25	2,000	1,765
CCO Holdings LLC, 5.25%, 09/30/22	1,400	1,414
CCOH Safari LLC, 5.75%, 02/15/26 (r)	1,000	1,003
Cemex Finance LLC, 6.00%, 04/01/24 (r)	2,500	2,144
Chaparral Energy Inc., 7.63%, 11/15/22	1,400	322
Chesapeake Energy Corp., 8.00%, 12/15/22 (r)	1,476	723
CIT Group Inc.
5.00%, 08/15/22	300	308
5.00%, 08/01/23	1,000	1,015
Clayton Williams Energy Inc., 7.75%, 04/01/19 (e)	300	231
Clear Channel Worldwide Holdings Inc.
7.63%, 03/15/20	300	277
6.50%, 11/15/22	1,000	975
Community Health Systems Inc.
8.00%, 11/15/19	500	504
7.13%, 07/15/20 (e)	1,300	1,295
DISH DBS Corp.
5.88%, 07/15/22	900	839
5.00%, 03/15/23	700	607
Echostar DBS Corp., 7.13%, 02/01/16	400	402
Energy XXI Gulf Coast Inc.
9.25%, 12/15/17	600	168
7.75%, 06/15/19	500	60
First Data Corp., 5.75%, 01/15/24 (r)	2,500	2,462
Frontier Communications Corp., 7.13%, 01/15/23	300	259
Halcon Resources Corp.
9.75%, 07/15/20 (e)	900	261
8.88%, 05/15/21	600	174
13.00%, 02/15/22 (r)	1,040	354
HCA Inc.
7.50%, 02/15/22	500	554
5.88%, 03/15/22	1,800	1,899
iHeartCommunications Inc.
9.00%, 03/01/21	1,000	698
9.00%, 09/15/22 (e)	1,800	1,242
Intelsat Jackson Holdings SA, 7.50%, 04/01/21	1,300	1,131
JBS USA LLC
8.25%, 02/01/20 (r)	1,100	1,100
5.88%, 07/15/24 (r)	1,700	1,538

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
JPMorgan Chase & Co., 5.00%, (callable at 100 beginning 07/01/19) (m)	2,000	1,900
Linn Energy LLC, 12.00%, 12/15/20 (r)	1,500	750
Midstates Petroleum Co. Inc., 9.25%, 06/01/21 (e)	2,000	230
Regency Energy Partners LP, 5.88%, 03/01/22	2,000	1,885
Reynolds Group Issuer Inc., 9.00%, 04/15/19	2,900	2,856
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (k)	2,000	1,840
6.25%, 03/15/22	900	833
Sirius XM Radio Inc., 6.00%, 07/15/24 (r)	1,700	1,776
SLM Corp.
8.45%, 06/15/18	1,400	1,473
5.50%, 01/15/19	900	842
4.88%, 06/17/19	800	736
Sprint Nextel Corp.
9.00%, 11/15/18 (r)	1,000	1,053
6.00%, 11/15/22	1,600	1,148
T-Mobile USA Inc.
6.54%, 04/28/20	700	730
6.13%, 01/15/22	200	206
6.50%, 01/15/24	400	408
6.38%, 03/01/25	1,600	1,616
Tenet Healthcare Corp.
5.50%, 03/01/19	1,400	1,319
8.13%, 04/01/22	1,400	1,396
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/01/20 (c) (d) (r)	1,600	532
Valeant Pharmaceuticals International Inc.
6.38%, 10/15/20 (r)	1,800	1,737
5.63%, 12/01/21 (r)	200	184

		55,178

Total Corporate Bonds and Notes (cost $129,688)		92,478

GOVERNMENT AND AGENCY OBLIGATIONS - 63.2%

BRAZIL - 4.4%
Brazil Inflation Indexed Notas do Tesouro Nacional, 6.00%, 08/15/18 - 08/15/24 (s), BRL	35,780	23,918
Brazil Letras do Tesouro Nacional, 0.00%, 01/01/16 - 01/01/18 (j), BRL	130,590	29,652
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/17 - 01/01/25, BRL	135,765	27,037

		80,607

ECUADOR - 0.5%
Ecuador Government International Bond, 7.95%, 06/20/24 (r)	12,480	9,204

GHANA - 2.1%
Ghana Government Bond
16.90%, 03/07/16, GHS	1,090	283
19.24%, 05/30/16, GHS	5,475	1,407
23.00%, 02/13/17 - 08/21/17, GHS	13,828	3,553
25.48%, 04/24/17, GHS	600	158
24.44%, 05/29/17, GHS	6,420	1,658
26.00%, 06/05/17, GHS	1,750	465
25.40%, 07/31/17, GHS	3,540	938
23.23%, 02/19/18, GHS	7,810	2,038
22.49%, 04/23/18, GHS	3,140	809
23.47%, 05/21/18, GHS	21,120	5,535
19.04%, 09/24/18, GHS	27,610	6,462
24.50%, 10/22/18, GHS	36,816	9,837
21.00%, 03/23/20, GHS	130	31
24.00%, 11/23/20, GHS	13,760	3,584
Ghana Treasury Note
24.25%, 10/09/17, GHS	1,330	353

	Shares/Par †	Value
23.95%, 11/07/17, GHS	4,160	1,098
23.20%, 12/11/17, GHS	4,060	1,063

		39,272

HUNGARY - 1.1%
Hungary Government International Bond, 5.38%, 02/21/23	18,080	19,707

INDIA - 2.1%
India Government Bond
7.28%, 06/03/19, INR	15,800	236
7.80%, 05/03/20, INR	407,300	6,170
8.12%, 12/10/20, INR	305,900	4,698
8.35%, 05/14/22, INR	120,200	1,861
7.16%, 05/20/23, INR	75,600	1,096
8.83%, 11/25/23, INR	1,020,400	16,197
8.28%, 09/21/27, INR	123,100	1,897
8.60%, 06/02/28, INR	422,400	6,658

		38,813

INDONESIA - 4.7%
Indonesia Government Bond
8.25%, 07/15/21, IDR	208,969,000	14,786
7.00%, 05/15/27, IDR	208,969,000	13,027
Indonesia Treasury Bond, 8.38%, 03/15/24, IDR	835,556,000	58,933

		86,746

IRELAND - 0.8%
Ireland Government Bond, 5.40%, 03/13/25, EUR	9,835	14,626

KENYA - 0.5%
Kenya Government International Bond, 6.88%, 06/24/24 (r)	10,411	9,110

MALAYSIA - 4.3%
Malaysia Government Bond
3.17%, 07/15/16, MYR	119,030	27,830
4.26%, 09/15/16, MYR	64,735	15,289
3.81%, 02/15/17, MYR	29,890	7,038
3.39%, 03/15/17, MYR	113,570	26,684
4.01%, 09/15/17, MYR	2,890	688
3.31%, 10/31/17, MYR	4,320	1,017

		78,546

MEXICO - 8.1%
Mexico Bonos
6.25%, 06/16/16, MXN	551,600	32,374
7.25%, 12/15/16, MXN	1,664,280	99,735
5.00%, 06/15/17, MXN	282,390	16,620
Mexico Government Inflation Indexed Bond
5.00%, 06/16/16 (n), MXN	7,098	414
3.50%, 12/14/17 (n), MXN	7,431	444
4.00%, 06/13/19 (n), MXN	5,182	312
2.50%, 12/10/20 (n), MXN	4,117	232

		150,131

PHILIPPINES - 0.5%
Philippine Government Bond
7.00%, 01/27/16, PHP	3,260	69
1.63%, 04/25/16, PHP	463,620	9,827
9.13%, 09/04/16, PHP	1,120	25

		9,921

POLAND - 3.5%
Poland Government Bond
0.00%, 01/25/16 - 07/25/16 (j), PLN	97,564	24,828
5.00%, 04/25/16, PLN	106,720	27,489

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
4.75%, 10/25/16, PLN	45,065	11,781

		64,098

PORTUGAL - 2.3%
Portugal Government International Bond, 5.13%, 10/15/24 (e) (r)	40,660	41,343
Portugal Obrigacoes do Tesouro OT
4.95%, 10/25/23 (p), EUR	322	419
5.65%, 02/15/24 (p), EUR	805	1,085

		42,847

SERBIA - 4.4%
Republic of Serbia
4.88%, 02/25/20 (r)	4,280	4,381
7.25%, 09/28/21 (r)	14,790	16,719
Serbia Treasury Bond
10.00%, 01/30/16 - 09/11/21, RSD	6,105,110	60,249
8.00%, 01/12/17 - 10/22/20, RSD	60,800	567

		81,916

SINGAPORE - 1.6%
Singapore Government Bond, 1.13%, 04/01/16, SGD	40,740	28,747

SLOVENIA - 1.1%
Slovenia Government International Bond
5.50%, 10/26/22 (r)	8,806	9,829
5.85%, 05/10/23 (r)	8,955	10,203

		20,032

SOUTH KOREA - 11.6%
Korea Monetary Stabilization Bond
1.92%, 03/09/16, KRW	256,090	219
2.80%, 04/02/16, KRW	34,025,920	29,106
1.74%, 05/09/16, KRW	5,460,200	4,659
2.79%, 06/02/16, KRW	7,948,700	6,812
1.62%, 06/09/16, KRW	442,400	377
1.57%, 07/09/16, KRW	7,875,600	6,716
2.46%, 08/02/16, KRW	17,965,100	15,399
1.56%, 08/09/16 - 10/02/17, KRW	46,182,900	39,350
1.52%, 09/09/16, KRW	1,200,800	1,024
2.22%, 10/02/16, KRW	9,339,100	8,001
1.61%, 11/09/16, KRW	9,319,400	7,947
2.07%, 12/02/16, KRW	18,875,500	16,162
1.96%, 02/02/17, KRW	7,935,500	6,791
1.70%, 08/02/17, KRW	3,051,000	2,604
Korea Treasury Bond
4.00%, 03/10/16, KRW	512,800	439
2.75%, 06/10/16, KRW	30,009,000	25,721
3.00%, 12/10/16, KRW	20,132,840	17,387
2.00%, 12/10/17, KRW	28,183,200	24,194

		212,908

SRI LANKA - 0.6%
Sri Lanka Government Bond
8.00%, 06/01/16 - 11/01/19, LKR	531,630	3,690
5.80%, 01/15/17 - 07/15/17, LKR	268,300	1,815
8.50%, 04/01/18 - 07/15/18, LKR	405,360	2,791
7.50%, 08/15/18, LKR	18,260	122
10.60%, 07/01/19 - 09/15/19, LKR	90,240	646
9.00%, 05/01/21, LKR	296,620	1,977
11.20%, 07/01/22, LKR	14,160	103

		11,144

UKRAINE - 3.6%
Ukraine Government International Bond
7.75%, 09/01/19 - 09/01/26 (r)	50,169	44,726
7.75%, 09/01/20 - 09/01/27 (e) (r)	16,052	14,374

	Shares/Par †	Value
0.00%, 05/31/40 (i) (r)	16,220	6,407

		65,507

URUGUAY - 5.4%
Uruguay Government International Inflation Indexed Bond
5.00%, 09/14/18 (n), UYU	64,300	2,140
4.25%, 04/05/27 (n), UYU	74,946	2,264
4.38%, 12/15/28 - 12/15/28 (n), UYU	744,704	22,464
4.00%, 07/10/30 (n), UYU	30,143	864
3.70%, 06/26/37 (n), UYU	10,519	275
Uruguay Inflation Indexed Notas del Tesoro
2.75%, 06/16/16 (n), UYU	100,187	3,323
4.25%, 01/05/17 (n), UYU	103,873	3,446
2.25%, 08/23/17 (n), UYU	1,185,530	38,216
3.25%, 01/27/19 (n), UYU	295	9
4.00%, 06/10/20 - 05/25/25 (n), UYU	199,971	6,274
2.50%, 09/27/22 (n), UYU	63,416	1,801
Uruguay Notas del Tesoro
9.50%, 01/27/16, UYU	193,083	6,429
11.00%, 03/21/17, UYU	36,520	1,175
13.25%, 04/08/18, UYU	92,620	2,991
13.90%, 07/29/20, UYU	239,148	7,794

		99,465

Total Government and Agency Obligations (cost $1,315,763)		1,163,347

COMMON STOCKS - 0.0%

UNITED KINGDOM - 0.0%
CEVA Holdings LLC (c) (f)	—	161

Total Common Stocks (cost $466)		161

PREFERRED STOCKS - 0.0%

UNITED KINGDOM - 0.0%
CEVA Holdings LLC (c) (f)	—	10
CEVA Holdings LLC (c) (f)	1	350

Total Preferred Stocks (cost $1,030)		360

WARRANTS - 0.1%

SOUTH AFRICA - 0.1%
Edcon Ltd. (c) (f) (p) (q)	114,036	1,239
Edcon Ltd. (c) (f) (p) (q)	9,229	101
Edcon Ltd. (c) (f) (p) (q)	6	—

Total Warrants (cost $0)		1,340

SHORT TERM INVESTMENTS - 29.4%

Investment Company - 14.3%
JNL Money Market Fund, 0.19% (a) (h)	263,025	263,025

Securities Lending Collateral - 0.7%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	13,486	13,486

Treasury Securities - 14.4%
Bank Negara Malaysia Monetary Note
0.69%, 03/01/16, MYR	1,870	434
0.71%, 03/01/16, MYR	46,260	10,728
0.70%, 04/19/16, MYR	6,203	1,433
0.70%, 05/03/16, MYR	22,230	5,131
0.63%, 05/12/16, MYR	13,400	3,091
0.70%, 06/07/16, MYR	19,570	4,506
0.69%, 07/05/16, MYR	25,780	5,923
0.69%, 07/19/16, MYR	22,800	5,233
0.70%, 09/15/16, MYR	15,880	3,629
0.70%, 09/22/16, MYR	13,810	3,154
0.69%, 10/06/16, MYR	7,600	1,734

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
0.69%, 10/11/16, MYR	29,620	6,756
0.69%, 10/18/16, MYR	22,790	5,195
Malaysia Treasury Bill
0.69%, 01/22/16, MYR	13,740	3,195
0.73%, 01/22/16, MYR	1,410	328
0.61%, 03/18/16, MYR	1,050	243
0.68%, 03/18/16, MYR	3,350	776
0.67%, 04/29/16, MYR	1,850	427
0.57%, 05/06/16, MYR	120	28
0.63%, 05/27/16, MYR	560	129
0.69%, 08/05/16, MYR	20,900	4,791
Mexico Cetes
0.18%, 01/07/16, MXN	16,090	9,331
0.19%, 01/21/16, MXN	9,902	5,735
0.19%, 02/04/16, MXN	23,787	13,759
0.20%, 02/18/16, MXN	20,166	11,649
0.20%, 03/03/16, MXN	25,020	14,441
0.19%, 03/17/16, MXN	1,725	994
0.19%, 03/23/16, MXN	4,904	2,827
0.20%, 03/31/16, MXN	49,013	28,205
0.19%, 04/14/16, MXN	12,826	7,370
0.19%, 04/28/16, MXN	12,533	7,192
0.20%, 05/12/16, MXN	5,401	3,094
0.20%, 05/26/16, MXN	18,713	10,705
0.20%, 06/09/16, MXN	7,623	4,354
0.20%, 06/23/16, MXN	29,413	16,778
0.20%, 08/18/16, MXN	4,894	2,776
0.20%, 10/13/16, MXN	6,871	3,876
0.20%, 12/08/16, MXN	1,382	776
Monetary Authority of Singapore, 0.49%, 01/05/16, SGD	720	508
Philippine Treasury Bill
0.03%, 02/03/16, PHP	16,770	356
0.03%, 03/02/16, PHP	8,330	176
0.02%, 03/09/16, PHP	1,990	42
0.03%, 04/06/16, PHP	1,575,000	33,281
0.03%, 05/04/16, PHP	3,590	76
0.03%, 06/08/16, PHP	900	19
0.04%, 07/06/16, PHP	1,000	21
0.03%, 08/03/16, PHP	3,940	83
0.03%, 09/07/16, PHP	36,700	773
0.03%, 12/07/16, PHP	910	19
Uruguay Treasury Bill
0.42%, 01/04/16, UYU	4,480	150
0.40%, 01/14/16, UYU	89,635	2,982
0.38%, 03/03/16, UYU	33,827	1,103
0.41%, 04/11/16, UYU	5,980	192
0.40%, 04/21/16, UYU	37,335	1,199
0.38%, 06/09/16, UYU	27,683	872
0.38%, 07/28/16, UYU	64,395	1,989
0.39%, 09/15/16, UYU	7,590	230
0.39%, 11/03/16, UYU	8,940	265
0.38%, 02/10/17, UYU	106,610	3,055
0.38%, 04/03/17, UYU	160,693	4,519
0.38%, 05/19/17, UYU	55,210	1,505

		264,141

Total Short Term Investments (cost $560,171)		540,652

Total Investments - 97.7% (cost $2,007,118)		1,798,338
Other Assets and Liabilities, Net - 2.3%		42,286

Total Net Assets - 100.0%		$1,840,624

	Shares/Par †	Value
JNL/Franklin Templeton Income Fund

COMMON STOCKS - 58.8%

CONSUMER DISCRETIONARY - 3.9%
Fiat Chrysler Automobiles NV	40	$4,648
Ford Motor Co.	1,650	23,248
General Motors Co.	569	19,355
Nordstrom Inc. (e)	100	4,981
Target Corp.	500	36,305

		88,537

CONSUMER STAPLES - 1.9%
Coca-Cola Co.	310	13,318
PepsiCo Inc.	237	23,671
Whole Foods Market Inc.	185	6,185

		43,174

ENERGY - 8.5%
Anadarko Petroleum Corp.	185	8,987
BP Plc - ADR	700	21,882
Chevron Corp.	370	33,285
Devon Energy Corp.	115	3,680
Exxon Mobil Corp.	309	24,087
Halliburton Co.	327	11,131
Occidental Petroleum Corp.	153	10,344
Royal Dutch Shell Plc - ADR - Class A	1,180	54,032
Spectra Energy Corp.	300	7,192
Total SA - ADR	450	20,228

		194,848

FINANCIALS - 4.0%
Bank of America Corp.	828	13,935
JPMorgan Chase & Co.	236	15,557
MetLife Inc.	398	19,178
Royal Bank of Canada	113	6,039
Toronto-Dominion Bank	93	3,646
U.S. Bancorp	300	12,801
Wells Fargo & Co.	400	21,744

		92,900

HEALTH CARE - 7.6%
AstraZeneca Plc	253	17,117
Bristol-Myers Squibb Co.	217	14,948
Eli Lilly & Co.	285	24,023
Johnson & Johnson	300	30,816
Merck & Co. Inc.	500	26,410
Pfizer Inc.	948	30,605
Roche Holding AG	45	12,470
Sanofi SA - ADR	450	19,192

		175,581

INDUSTRIALS - 7.9%
Boeing Co.	85	12,305
CEVA Holdings LLC (c) (f)	2	829
Deere & Co.	150	11,440
General Electric Co.	1,548	48,211
Illinois Tool Works Inc.	50	4,634
Lockheed Martin Corp.	91	19,739
Raytheon Co.	215	26,774
Republic Services Inc.	294	12,951
Union Pacific Corp.	145	11,339
United Technologies Corp.	200	19,214
Waste Management Inc.	245	13,086

		180,522

INFORMATION TECHNOLOGY - 6.4%
Apple Inc.	200	21,052
Cisco Systems Inc.	561	15,239
First Data Holdings Inc. (c) (f) (p) (q)	540	8,216

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Intel Corp.	1,163	40,055
Microsoft Corp.	590	32,744
Oracle Corp.	150	5,480
QUALCOMM Inc.	195	9,747
Texas Instruments Inc.	252	13,785

		146,318

MATERIALS - 6.6%
Agrium Inc. (e)	135	12,061
BASF SE	100	7,618
BHP Billiton Plc	1,045	11,654
Dow Chemical Co.	910	46,821
E. I. du Pont de Nemours & Co.	460	30,636
Mosaic Co.	335	9,242
Praxair Inc.	60	6,144
Rio Tinto Plc - ADR (e)	904	26,316

		150,492

TELECOMMUNICATION SERVICES - 2.5%
AT&T Inc.	446	15,344
BCE Inc.	180	6,955
Telstra Corp. Ltd.	900	3,657
Verizon Communications Inc.	550	25,421
Vodafone Group Plc	1,636	5,306

		56,683

UTILITIES - 9.5%
American Electric Power Co. Inc.	200	11,654
Dominion Resources Inc.	300	20,305
Duke Energy Corp.	321	22,945
Exelon Corp.	588	16,326
NextEra Energy Inc.	263	27,352
PG&E Corp.	680	36,159
Pinnacle West Capital Corp.	100	6,448
PPL Corp.	277	9,444
Public Service Enterprise Group Inc.	300	11,607
Sempra Energy	117	11,027
Southern Co.	712	33,304
Xcel Energy Inc. (e)	350	12,568

		219,139

Total Common Stocks (cost $1,277,179)		1,348,194

EQUITY LINKED STRUCTURED NOTES - 2.3%

CONSUMER DISCRETIONARY - 1.0%
Citigroup Inc. Equity Linked Note (Ford Motor Co.) (r)	365	5,217
Deutsche Bank AG Equity Linked Note (General Motors Co.) (r)	185	6,361
Goldman Sachs Group Inc. Equity Linked Note (General Motors Co.) (r)	300	10,311

		21,889

INDUSTRIALS - 0.5%
Goldman Sachs Group Inc. Equity Linked Note (General Electric Co.) (r)	400	11,774

INFORMATION TECHNOLOGY - 0.8%
Citigroup Inc. Equity Linked Note (Apple Inc.) (r)	170	18,206

Total Equity Linked Structured Notes (cost $55,377)		51,869

PREFERRED STOCKS - 2.8%

ENERGY - 0.1%
Sanchez Energy Corp., 4.88% (m) (v)	50	501
Sanchez Energy Corp., 6.50% (m) (v)	80	806

		1,307

	Shares/Par †	Value
FINANCIALS - 1.3%
Bank of America Corp., 7.25% - Series L (m) (v)	12	12,977
Federal National Mortgage Association, 5.38%, (callable at 105,000 beginning 02/11/16) (c) (d) (m)	—	475
FelCor Lodging Trust Inc., 1.95% - Series A (m) (v)	60	1,509
Morgan Stanley, 6.38%, (callable at 25 beginning 10/25/24) (e) (m)	125	3,318
Wells Fargo & Co., 7.50% - Series L (m) (v)	10	11,581

		29,860

HEALTH CARE - 0.2%
Allergan Plc, 5.50%, 03/01/18 (v)	5	5,151

INDUSTRIALS - 0.0%
CEVA Holdings LLC - Series A-1 (c) (f)	—	31
CEVA Holdings LLC - Series A-2 (c) (f)	2	787

		818

MATERIALS - 0.4%
Alcoa Inc., 5.38%, 10/01/17 (v)	300	9,993

UTILITIES - 0.8%
Dominion Resources Inc., 6.13%, 04/01/16 - Series A (e) (v)	37	1,937
Dominion Resources Inc., 6.00%, 07/01/16 - Series B (v)	37	1,959
Dominion Resources Inc., 6.38%, 07/01/17 - Series A	70	3,342
NextEra Energy Inc., 6.37%, 09/01/18	200	10,566

		17,804

Total Preferred Stocks (cost $73,163)		64,933

WARRANTS - 0.0%
Dynegy Inc. (c)	33	15

Total Warrants (cost $769)		15

CORPORATE BONDS AND NOTES - 26.5%

CONSUMER DISCRETIONARY - 3.6%
24 Hour Holdings III LLC, 8.00%, 06/01/22 (e) (r)	$6,100	4,956
Altice SA, 7.75%, 05/15/22 (r)	1,500	1,354
Argos Merger Sub Inc., 7.13%, 03/15/23 (e) (r)	2,000	1,983
Clear Channel Communications Inc.
Cumulus Media Holdings Inc., 7.75%, 05/01/19 (e)	2,500	844
DISH DBS Corp.
5.00%, 03/15/23	4,000	3,470
5.88%, 11/15/24	4,800	4,272
Dollar General Corp., 3.25%, 04/15/23	4,250	4,048
Fiat Chrysler Automobiles NV, 5.25%, 04/15/23	6,800	6,681
iHeartCommunications Inc.
9.00%, 12/15/19	2,356	1,743
9.00%, 03/01/21	16,000	11,160
9.00%, 09/15/22 (e)	7,300	5,037
International Game Technology Plc
6.25%, 02/15/22 (r)	4,300	4,021
6.50%, 02/15/25 (r)	4,300	3,784
KB Home
7.00%, 12/15/21	5,300	5,227
7.50%, 09/15/22 (e)	2,000	1,990
MGM Resorts International, 6.75%, 10/01/20	800	822
Regal Entertainment Group, 5.75%, 03/15/22 (e)	6,000	6,000
Sirius XM Radio Inc., 6.00%, 07/15/24 (r)	4,900	5,120

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Univision Communications Inc., 5.13%, 05/15/23 (r)	10,000	9,625

		82,137

CONSUMER STAPLES - 1.2%
Cott Beverages Inc.
6.75%, 01/01/20	3,400	3,510
5.38%, 07/01/22	3,000	2,940
JBS USA LLC
7.25%, 06/01/21 (r)	3,500	3,474
5.88%, 07/15/24 (r)	8,500	7,692
Reynolds Group Issuer Inc.
7.88%, 08/15/19	1,400	1,452
9.88%, 08/15/19	4,100	4,131
5.75%, 10/15/20	1,900	1,933
U.S. Foods Inc., 8.50%, 06/30/19	2,500	2,575

		27,707

ENERGY - 3.4%
American Energy Woodford LLC, 12.00%, 12/30/20 (e) (r)	3,716	539
Antero Resources Corp., 5.13%, 12/01/22	3,000	2,280
Bill Barrett Corp.
7.63%, 10/01/19 (e)	7,000	4,900
7.00%, 10/15/22 (e)	5,000	3,350
California Resources Corp.
5.50%, 09/15/21 (e)	965	304
8.00%, 12/15/22 (e) (r)	4,125	2,171
6.00%, 11/15/24 (e)	576	176
CGG SA, 6.88%, 01/15/22	5,000	2,050
Chesapeake Energy Corp.
7.25%, 12/15/18 (e)	5,000	1,975
8.00%, 12/15/22 (e) (r)	1,986	973
Cie Generale de Geophysique - Veritas, 6.50%, 06/01/21	1,700	756
Cobalt International Energy Inc., 3.13%, 05/15/24 (v)	5,000	2,612
Denbury Resources Inc., 5.50%, 05/01/22	4,800	1,594
Energy Transfer Equity LP, 5.50%, 06/01/27	5,000	3,800
Energy XXI Gulf Coast Inc.
9.25%, 12/15/17 (e)	8,000	2,240
11.00%, 03/15/20 (r)	2,500	875
EnQuest Plc, 7.00%, 04/15/22 (r)	6,200	2,162
Halcon Resources Corp., 13.00%, 02/15/22 (e) (r)	11,000	3,740
Kinder Morgan Inc.
5.63%, 11/15/23 (r)	3,300	3,019
7.75%, 01/15/32	1,000	949
Linn Energy LLC, 12.00%, 12/15/20 (r)	6,275	3,137
NGL Energy Partners LP, 6.88%, 10/15/21	6,400	4,800
NGPL PipeCo LLC, 7.12%, 12/15/17 (r)	4,000	3,720
Niska Gas Storage Canada ULC, 6.50%, 04/01/19	700	604
PetroQuest Energy Inc., 10.00%, 09/01/17	5,000	3,350
Rex Energy Corp.
8.88%, 12/01/20 (e)	3,000	660
6.25%, 08/01/22	5,000	1,000
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24	2,100	1,827
Sabine Pass LNG LP, 7.50%, 11/30/16	3,000	2,985
Sanchez Energy Corp.
7.75%, 06/15/21 (e)	7,500	4,575
6.13%, 01/15/23 (e)	3,100	1,674
SandRidge Energy Inc.
8.75%, 01/15/20	2,000	200
7.50%, 03/15/21	4,400	462
7.50%, 02/15/23	1,800	196
Stone Energy Corp., 7.50%, 11/15/22	6,132	2,024

	Shares/Par †	Value
Ultra Petroleum Corp., 6.13%, 10/01/24 (r)	5,800	1,319
W&T Offshore Inc., 8.50%, 06/15/19	9,000	3,150
Williams Cos. Inc., 3.70%, 01/15/23	4,200	2,901

		79,049

FINANCIALS - 4.9%
Antero Resources Finance Corp., 5.38%, 11/01/21	1,800	1,440
Bank of America Corp.
6.10% (callable at 100 beginning 03/17/25) (m)	4,000	4,055
8.12% (callable at 100 beginning 05/15/18) (m)	1,000	1,018
Cemex Finance LLC, 6.00%, 04/01/24 (r)	3,000	2,573
CIT Group Inc., 5.00%, 08/01/23	2,000	2,030
Citigroup Inc.
5.87% (callable at 100 beginning 03/27/20) (m)	10,000	9,925
5.90% (callable at 100 beginning 02/15/23) (e) (m)	6,500	6,386
5.95% (callable at 100 beginning 01/30/23) (m)	7,000	6,849
5.95% (callable at 100 beginning 08/15/20) (m)	8,000	7,975
6.30% (callable at 100 beginning 05/15/24) (e) (m)	10,600	10,335
International Lease Finance Corp., 8.75%, 03/15/17 (k)	2,000	2,130
iStar Financial Inc., 5.00%, 07/01/19	6,000	5,827
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (m)	12,000	11,400
5.15% (callable at 100 beginning 05/01/23) (m)	2,000	1,890
6.10% (callable at 100 beginning 10/01/24) (m)	10,000	10,051
7.90% (callable at 100 beginning 04/30/18) (m)	5,800	5,904
Morgan Stanley, 5.55%, (callable at 100 beginning 07/15/20) (m)	2,500	2,500
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (r)	5,000	5,069
7.25%, 12/15/21 (r)	5,000	5,013
Stena AB, 7.00%, 02/01/24 (r)	500	425
Stena International SA, 5.75%, 03/01/24 (e) (r)	5,800	4,872
Wells Fargo & Co., 5.90%, (callable at 100 beginning 06/15/24) (m)	4,700	4,741

		112,408

HEALTH CARE - 2.6%
Community Health Systems Inc.
8.00%, 11/15/19	2,000	2,015
7.13%, 07/15/20	2,500	2,491
6.88%, 02/01/22 (e)	2,000	1,898
DaVita HealthCare Partners Inc., 5.13%, 07/15/24	3,600	3,600
HCA Inc.
7.50%, 02/15/22	4,100	4,541
5.88%, 05/01/23	7,500	7,687
5.25%, 04/15/25	3,000	3,023
Tenet Healthcare Corp.
4.38%, 10/01/21	9,500	9,167
8.13%, 04/01/22	7,500	7,481
6.75%, 06/15/23 (e)	5,500	5,101
Valeant Pharmaceuticals International Inc., 6.38%, 10/15/20 (e) (r)	3,600	3,474
VRX Escrow Corp.
5.88%, 05/15/23 (r)	6,200	5,533

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
6.13%, 04/15/25 (e) (r)	4,700	4,195

		60,206

INDUSTRIALS - 1.8%
ADT Corp., 4.13%, 06/15/23 (e)	2,200	2,057
Algeco Scotsman Global Finance Plc, 8.50%, 10/15/18 (e) (r)	2,500	2,094
Bombardier Inc.
6.00%, 10/15/22 (e) (r)	5,000	3,505
6.13%, 01/15/23 (r)	3,100	2,139
7.50%, 03/15/25 (e) (r)	4,700	3,290
BWAY Holding Co., 9.13%, 08/15/21 (r)	5,000	4,675
CHC Helicopter SA, 9.25%, 10/15/20	3,150	1,512
Hertz Corp., 6.75%, 04/15/19	1,100	1,124
TransDigm Inc.
6.00%, 07/15/22	2,700	2,639
6.50%, 07/15/24	2,700	2,685
United Rentals North America Inc., 5.75%, 11/15/24	5,500	5,445
XPO Logistics Inc., 6.50%, 06/15/22 (e) (r)	10,000	9,250

		40,415

INFORMATION TECHNOLOGY - 1.1%
Belden Inc., 5.50%, 09/01/22 (r)	5,000	4,812
BMC Software Finance Inc., 8.13%, 07/15/21 (r)	6,000	3,990
CommScope Inc., 5.50%, 06/15/24 (r)	5,000	4,750
First Data Corp.
8.75%, 01/15/22 (r) (y)	2,398	2,506
7.00%, 12/01/23 (e) (r)	8,100	8,100

		24,158

MATERIALS - 1.5%
Ardagh Packaging Finance Plc
6.25%, 01/31/19 (r)	1,200	1,152
6.00%, 06/30/21 (e) (r)	5,000	4,663
Cemex SAB de CV, 7.25%, 01/15/21 (r)	6,000	5,775
Consolidated Minerals Ltd., 8.00%, 05/15/20 (r)	2,000	990
First Quantum Minerals Ltd.
6.75%, 02/15/20 (e) (r)	2,070	1,335
7.00%, 02/15/21 (r)	2,070	1,299
FMG Resources August 2006 Pty Ltd., 9.75%, 03/01/22 (e) (r)	14,000	12,810
Kerling Plc, 10.63%, 02/01/17 (r), EUR	3,600	3,916
Platform Specialty Products Corp., 6.50%, 02/01/22 (e) (r)	3,000	2,595

		34,535

TELECOMMUNICATION SERVICES - 4.4%
Consolidated Communications Inc., 6.50%, 10/01/22	5,000	4,200
Frontier Communications Corp.
9.25%, 07/01/21	3,000	2,948
10.50%, 09/15/22 (r)	5,000	4,969
7.13%, 01/15/23	1,900	1,639
Inmarsat Finance Plc, 4.88%, 05/15/22 (r)	5,000	4,875
Intelsat Jackson Holdings SA, 5.50%, 08/01/23	6,000	4,710
Neptune Finco Corp., 10.88%, 10/15/25 (e) (r)	4,400	4,609
Sprint Corp.
7.88%, 09/15/23	9,400	7,059
7.13%, 06/15/24	5,500	4,001
7.63%, 02/15/25	10,000	7,300
Sprint Nextel Corp.
9.00%, 11/15/18 (r)	7,300	7,683
7.00%, 08/15/20	5,000	3,863
11.50%, 11/15/21	7,500	6,900
T-Mobile USA Inc.
6.00%, 03/01/23	10,000	10,125
6.63%, 04/01/23 (e)	7,500	7,650

	Shares/Par †	Value
Telecom Italia SpA, 5.30%, 05/30/24 (r)	5,000	4,937
Virgin Media Secured Finance Plc, 5.50%, 01/15/25 (r)	9,000	9,000
Wind Acquisition Finance SA, 7.38%, 04/23/21 (e) (r)	5,000	4,725

		101,193

UTILITIES - 2.0%
AES Corp.
4.88%, 05/15/23	1,000	875
5.50%, 03/15/24 (e)	2,500	2,231
Calpine Corp.
5.38%, 01/15/23	7,000	6,283
5.75%, 01/15/25	6,500	5,736
Dynegy Inc.
6.75%, 11/01/19	15,000	14,100
7.38%, 11/01/22	10,000	8,700
InterGen NV, 7.00%, 06/30/23 (r)	10,000	7,925

		45,850

Total Corporate Bonds and Notes (cost $727,901)		607,658

VARIABLE RATE SENIOR LOAN INTERESTS - 2.1% (i)

CONSUMER DISCRETIONARY - 1.0%
Belk Inc. 1st Lien Term Loan, 5.75%, 11/18/22	$10,000	8,788
iHeartCommunications Inc. Term Loan D, 6.98%, 01/30/19	20,000	13,957

		22,745

CONSUMER STAPLES - 0.2%
U.S. Foods Inc. Term Loan, 4.50%, 03/31/19	4,875	4,806

ENERGY - 0.2%
Fieldwood Energy LLC 2nd Lien Term Loan, 8.38%, 09/24/20	7,500	1,125
NGPL PipeCo LLC Term Loan, 6.75%, 09/15/17	4,215	3,972

		5,097

FINANCIALS - 0.2%
First Eagle Investment 1st Lien Term Loan, 4.75%, 11/30/22	4,000	3,890

INDUSTRIALS - 0.5%
CEVA Group Plc Term Loan
6.50%, 03/12/21	1,936	1,588
6.50%, 03/12/21	1,355	1,111
CEVA Logisitics Term Loan
6.50%, 03/18/21	242	198
6.50%, 03/18/21	1,404	1,151
Navistar International Corp. Term Loan B, 6.50%, 08/15/17	2,488	2,181
XPO Logistics Inc. Term Loan B, 5.50%, 10/27/21	6,000	5,967

		12,196

Total Variable Rate Senior Loan Interests (cost $61,590)		48,734

OTHER EQUITY INTERESTS - 0.0%
General Motors Co. (c) (f) (p) (q) (u)	100	1

Total Other Equity Interests (cost $0)		1

SHORT TERM INVESTMENTS - 12.7%

Investment Company - 7.9%
JNL Money Market Fund, 0.19% (a) (h)	181,039	181,039

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Securities Lending Collateral - 4.8%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	110,357	110,357

Total Short Term Investments (cost $291,396)		291,396

Total Investments - 105.2% (cost $2,487,375)		2,412,800
Other Assets and Liabilities, Net - (5.2%)		(118,509)

Total Net Assets - 100.0%		$2,294,291

JNL/Franklin Templeton International Small Cap Growth Fund

COMMON STOCKS - 93.2%

AUSTRIA - 0.4%
Wienerberger AG (e)	111	$2,066

BELGIUM - 2.4%
Barco NV	21	1,395
BHF Kleinwort Benson Group (c)	1,715	10,649
Ontex Group NV	42	1,501

		13,545

BERMUDA - 2.6%
Arch Capital Group Ltd. (c)	157	10,977
Axis Capital Holdings Ltd.	70	3,915

		14,892

BRAZIL - 0.5%
Grendene SA	239	1,015
M Dias Branco SA	56	940
Tupy SA	130	612

		2,567

CANADA - 6.4%
Badger Daylighting Ltd. (e)	135	2,374
Canaccord Genuity Group Inc.	140	516
Dorel Industries Inc.	54	1,225
Enerflex Ltd.	151	1,446
Ensign Energy Services Inc.	66	354
Fairfax Financial Holdings Ltd.	30	14,195
Fairfax India Holdings Corp. (c)	982	9,919
Genworth MI Canada Inc. (e)	62	1,194
HudBay Minerals Inc.	248	952
Laurentian Bank of Canada (e)	33	1,159
Major Drilling Group International Inc. (e)	306	967
Mullen Group Ltd. (e)	150	1,520
Precision Drilling Corp. (e)	177	700

		36,521

CHINA - 3.6%
AAC Technologies Holdings Inc. (e)	327	2,124
China ZhengTong Auto Services Holdings Ltd.	2,273	1,047
Kingdee International Software Group Co. Ltd. (e)	5,206	2,367
New Oriental Education & Technology Group - ADR	490	15,369

		20,907

DENMARK - 1.2%
ISS A/S	197	7,087

FINLAND - 4.6%
Amer Sports Oyj - Class A	149	4,343
Huhtamaki Oyj - Class I	120	4,354
Uponor Oyj (e)	658	9,707
Valmet Corp.	834	8,039

		26,443

	Shares/Par †	Value
FRANCE - 3.9%
Beneteau SA (e)	701	9,831
Elis SA (c)	411	6,805
Euler Hermes SA	61	5,845

		22,481

GERMANY - 2.3%
Gerresheimer AG	52	4,088
Jenoptik AG	117	1,816
Leoni AG (e)	33	1,288
Rational AG	10	4,489
Stabilus SA (c)	37	1,534

		13,215

GREECE - 0.8%
Diana Shipping Inc. (c)	1,088	4,731

HONG KONG - 2.7%
EVA Precision Industrial Holdings Ltd.	8,900	1,575
Goldpac Group Ltd.	1,060	461
Luk Fook Holdings International Ltd. (e)	524	1,107
Sitoy Group Holdings Ltd.	1,458	607
Stella International Holdings Ltd.	544	1,355
Techtronic Industries Co.	1,098	4,445
Value Partners Group Ltd.	2,074	2,411
VTech Holdings Ltd. (e)	280	2,903
Yingde Gases	1,380	634

		15,498

INDIA - 0.3%
Dewan Housing Finance Corp. Ltd.	277	980
Jain Irrigation Systems Ltd.	514	535

		1,515

IRELAND - 8.0%
C&C Group Plc	2,538	10,223
Dalata Hotel Group Plc (c)	1,440	8,608
Grafton Group Plc	1,246	13,606
Green REIT Plc	4,909	8,496
Irish Residential Properties REIT Plc	3,850	4,895

		45,828

ITALY - 2.7%
Azimut Holding SpA	10	251
Interpump Group SpA	135	2,098
MARR SpA	64	1,316
Prysmian SpA	542	11,845

		15,510

JAPAN - 8.6%
Aderans Holdings Co. Ltd.	804	5,544
Asahi Co. Ltd.	85	901
Asatsu-DK Inc.	208	5,034
Asics Corp. (e)	164	3,392
Capcom Co. Ltd.	44	1,049
Daibiru Corp.	130	1,067
Descente Ltd.	120	1,522
Fuji Oil Holdings Inc.	115	1,861
Keihin Corp.	76	1,329
Kobayashi Pharmaceutical Co. Ltd.	54	4,419
Koshidaka Holdings Co. Ltd.	48	874
KYB Corp.	289	874
Meitec Corp.	81	2,763
Nachi-Fujikoshi Corp. (e)	388	1,777
Sankyo Co. Ltd.	119	4,449
Shinko Plantech Co. Ltd.	88	722
Square Enix Holdings Co. Ltd.	67	1,615
Sumitomo Rubber Industries Inc. (e)	223	2,904
Tokai Rika Co. Ltd.	44	1,083

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Tsugami Corp.	157	680
Tsumura & Co.	137	3,807
Unipres Corp.	76	1,712

		49,378

LUXEMBOURG - 0.6%
Grand City Properties SA	137	3,155

NETHERLANDS - 4.3%
Aalberts Industries NV (e)	130	4,487
Accell Group	68	1,567
Arcadis NV	136	2,736
Beter Bed Holding NV	75	1,827
Refresco Gerber NV (c) (p)	171	2,950
Sligro Food Group NV	271	9,790
USG People NV	77	1,435

		24,792

NORWAY - 0.4%
Ekornes ASA	99	1,105
Tomra Systems ASA	118	1,270

		2,375

PHILIPPINES - 0.4%
Metropolitan Bank & Trust Co.	399	680
Vista Land & Lifescapes Inc.	16,708	1,834

		2,514

SINGAPORE - 2.4%
ARA Asset Management Ltd. (e)	11,411	9,453
Straits Trading Co. Ltd.	2,687	4,169

		13,622

SOUTH KOREA - 2.2%
Binggrae Co. Ltd.	16	929
BNK Financial Group Inc.	224	1,597
DGB Financial Group Inc.	272	2,320
Hanon Systems	61	2,689
Hyundai Mipo Dockyard Co. Ltd. (c)	13	575
KIWOOM Securities Co. Ltd.	11	585
Korea Investment Holdings Co. Ltd.	32	1,327
Sindoh Co. Ltd.	25	1,076
Youngone Corp.	43	1,526

		12,624

SPAIN - 3.4%
Construcciones y Auxiliar de Ferrocarriles SA (e)	5	1,263
Lar Espana Real Estate Socimi SA	812	8,352
Melia Hotels International SA (e)	80	1,057
Tecnicas Reunidas SA (e)	34	1,284
Zardoya Otis SA (e)	650	7,602

		19,558

SWEDEN - 0.8%
Bulten AB (e)	79	769
Duni AB	87	1,462
Thule Group AB (p)	175	2,378

		4,609

SWITZERLAND - 1.0%
Logitech International SA (e)	74	1,113
Panalpina Welttransport Holding AG (e)	18	2,057
Vontobel Holding AG (e)	60	2,829

		5,999

TAIWAN - 1.4%
Casetek Holdings Ltd.	159	646
Chicony Electronics Co. Ltd.	947	2,071
Giant Manufacturing Co. Ltd.	346	2,294

	Shares/Par †	Value
Simplo Technology Co. Ltd.	591	1,877
Tripod Technology Corp.	815	1,384

		8,272

THAILAND - 0.1%
LPN Development PCL	1,260	557
Thai Union Group PCL	35	17

		574

UNITED KINGDOM - 22.2%
Amec Foster Wheeler Plc	1,492	9,419
Bellway Plc	33	1,365
Berendsen Plc	61	962
Bovis Homes Group Plc	68	1,019
Carpetright Plc (c)	1,007	7,173
Clarkson Plc	257	8,525
Countrywide Plc	924	5,441
Debenhams Plc	1,422	1,533
Devro Plc	313	1,336
DFS Furniture Plc	441	2,159
Dignity Plc	57	2,138
Foxtons Group Plc	631	1,749
Greggs Plc	213	4,129
Headlam Group Plc	1,365	10,089
Kennedy Wilson Europe Real Estate Plc	921	16,386
Laird Plc	343	1,793
LivaNova Plc (c)	39	2,293
Man Group Plc	1,321	3,398
Michael Page International Plc	1,778	12,701
Morgan Sindall Group Plc	443	4,836
Oxford Instruments Plc	128	1,439
Serco Group Plc (c)	2,797	3,892
SIG Plc	1,215	2,568
Sthree Plc	987	4,742
United Business Media Ltd.	419	3,244
Vectura Group Plc (c)	339	880
Vesuvius Plc	2,419	11,911

		127,120

UNITED STATES OF AMERICA - 3.0%
Flextronics International Ltd. (c)	159	1,787
RenaissanceRe Holdings Ltd.	134	15,134

		16,921

Total Common Stocks (cost $532,614)		534,319

PREFERRED STOCKS - 0.3%

BRAZIL - 0.1%
Alpargatas SA	413	743

GERMANY - 0.2%
Draegerwerk AG & Co. KGaA	15	1,081

Total Preferred Stocks (cost $2,763)		1,824

INVESTMENT COMPANIES - 0.9%
iShares MSCI EAFE ETF	36	2,138
iShares MSCI EAFE Small-Cap ETF	64	3,187

Total Investment Companies (cost $5,314)		5,325

SHORT TERM INVESTMENTS - 9.8%

Investment Company - 5.3%
JNL Money Market Fund, 0.19% (a) (h)	30,407	30,407

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Securities Lending Collateral - 4.5%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	25,794	25,794

Total Short Term Investments (cost $56,201)		56,201

Total Investments - 104.2% (cost $596,892)		597,669
Other Assets and Liabilities, Net - (4.2%)		(24,014)

Total Net Assets - 100.0%		$573,655

JNL/Franklin Templeton Mutual Shares Fund

COMMON STOCKS - 88.2%

CONSUMER DISCRETIONARY - 9.7%
Cablevision Systems Corp. - Class A	96	$3,066
CBS Corp. - Class B	279	13,137
Cengage Learning Holdings II LP	53	1,212
General Motors Co.	513	17,453
Macy's Inc.	194	6,775
Office Depot Inc. (c)	936	5,277
Reed Elsevier Plc	755	13,317
Time Warner Cable Inc.	146	27,144
Time Warner Inc.	115	7,424
Twenty-First Century Fox Inc. - Class B	513	13,963

		108,768

CONSUMER STAPLES - 12.5%
Altria Group Inc.	249	14,491
British American Tobacco Plc	381	21,178
CVS Health Corp.	125	12,256
Edgewell Personal Care Co.	53	4,139
Energizer Holdings Inc.	53	1,799
Imperial Tobacco Group Plc	287	15,184
Kroger Co.	309	12,915
Molson Coors Brewing Co.	76	7,165
PepsiCo Inc.	161	16,080
Philip Morris International Inc.	77	6,758
Reynolds American Inc.	281	12,973
Walgreens Boots Alliance Inc.	186	15,857

		140,795

ENERGY - 6.6%
Anadarko Petroleum Corp.	55	2,689
Apache Corp.	109	4,865
Baker Hughes Inc.	234	10,817
BG Group Plc	660	9,571
BP Plc	1,156	6,006
CONSOL Energy Inc. (e)	370	2,921
Kinder Morgan Inc.	711	10,613
Marathon Oil Corp.	773	9,728
Murphy Oil Corp. (e)	131	2,944
Royal Dutch Shell Plc - Class A	501	11,421
Whiting Petroleum Corp. (c)	257	2,422

		73,997

FINANCIALS - 22.0%
ACE Ltd.	179	20,913
Alexander's Inc.	8	3,072
Alleghany Corp. (c)	31	14,992
Allstate Corp.	201	12,482
Ally Financial Inc. (c)	257	4,790
American International Group Inc.	416	25,753
Barclays Plc	2,860	9,205
CIT Group Inc.	283	11,249
Citigroup Inc.	280	14,473
Citizens Financial Group Inc.	539	14,118
Columbia Banking System Inc. (e)	34	1,119

	Shares/Par †	Value
FCB Financial Holdings Inc. - Class A (c)	41	1,455
Forestar Group Inc. (c) (e)	37	405
Guaranty Bancorp	10	161
JPMorgan Chase & Co.	291	19,184
MetLife Inc.	296	14,286
PNC Financial Services Group Inc.	287	27,378
SunTrust Banks Inc. (e)	250	10,727
Wells Fargo & Co.	208	11,303
White Mountains Insurance Group Ltd.	17	12,455
XL Group Plc (e)	476	18,659

		248,179

HEALTH CARE - 13.7%
CIGNA Corp.	40	5,848
Eli Lilly & Co.	312	26,303
Medtronic Plc	497	38,230
Merck & Co. Inc.	639	33,741
Novartis AG - ADR	186	15,972
Stryker Corp.	171	15,857
Teva Pharmaceutical Industries Ltd. - ADR	288	18,874

		154,825

INDUSTRIALS - 4.0%
A P Moller - Maersk A/S - Class B	8	9,939
B/E Aerospace Inc.	112	4,741
Caterpillar Inc.	177	12,043
CNH Industrial NV	764	5,233
Federal Signal Corp.	96	1,514
Huntington Ingalls Industries Inc.	78	9,897
KLX Inc. (c)	56	1,723

		45,090

INFORMATION TECHNOLOGY - 13.8%
CA Inc.	457	13,065
Cisco Systems Inc.	666	18,092
EMC Corp.	541	13,904
Hewlett Packard Enterprise Co.	418	6,354
HP Inc.	418	4,950
Microsoft Corp.	768	42,620
Nokia Oyj	1,026	7,261
Nokia Oyj - ADR (e)	823	5,778
Samsung Electronics Co. Ltd.	11	11,994
Symantec Corp.	843	17,713
Xerox Corp.	1,269	13,488

		155,219

MATERIALS - 3.5%
FMC Corp. (e)	19	751
Freeport-McMoran Inc. - Class B (e)	495	3,349
International Paper Co.	334	12,589
LafargeHolcim Ltd.	148	7,428
ThyssenKrupp AG (e)	302	5,982
WestRock Co.	214	9,764

		39,863

TELECOMMUNICATION SERVICES - 2.0%
Koninklijke KPN NV	2,262	8,555
Vodafone Group Plc	4,440	14,399

		22,954

UTILITIES - 0.4%
NRG Energy Inc.	371	4,364

Total Common Stocks (cost $907,267)		994,054

CORPORATE BONDS AND NOTES - 1.3%

CONSUMER DISCRETIONARY - 0.5%
iHeartCommunications Inc., 9.00%, 12/15/19	$7,449	5,512

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
ENERGY - 0.3%
NGPL PipeCo LLC, 9.63%, 06/01/19 (r)	2,922	2,732
Samson Investment Co., 9.75%, 02/15/20 (c) (d)	4,131	5
Walter Energy Inc.
9.50%, 10/15/19 (c) (d) (p) (q)	1,503	384
11.00%, 04/01/20 (c) (d) (p) (q) (y)	1,315	—

		3,121

FINANCIALS - 0.0%
Tropicana Entertainment LLC, 0.00%, 12/15/14 (c) (d) (f) (p) (q)	1,130	—

INFORMATION TECHNOLOGY - 0.4%
Avaya Inc.
7.00%, 04/01/19 (r)	2,435	1,814
10.50%, 03/01/21 (r)	9,561	3,251

		5,065

UTILITIES - 0.1%
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/01/20 (c) (d) (r)	4,182	1,390

Total Corporate Bonds and Notes (cost $28,526)		15,088

VARIABLE RATE SENIOR LOAN INTERESTS - 2.4% (i)

CONSUMER DISCRETIONARY - 1.6%
Belk Inc. 1st Lien Term Loan, 5.75%, 11/18/22	$2,379	2,090
Caesars Entertainment Operating Co. 1st Lien Term Loan B
5.95%, 01/28/18 (c) (d)	618	541
6.99%, 01/28/18 (c) (d)	2,947	2,605
Caesars Entertainment Operating Co. Term Loan B-7, 13.00%, 01/28/18 (c) (d)	2,238	1,853
Cengage Learning Acquisitions Inc. Term Loan, 7.00%, 02/20/20	317	309
iHeartCommunications Inc. Term Loan
6.98%, 01/30/19	4,339	3,028
7.73%, 07/30/19	1,395	972
JC Penney Corp. Inc. Term Loan, 6.00%, 05/22/18	2,186	2,144
Toys R Us Term Loan
8.25%, 10/15/19 (f)	616	604
9.75%, 03/15/20	5,916	4,241

		18,387

ENERGY - 0.1%
NGPL PipeCo LLC Term Loan, 6.75%, 09/15/17	146	138
Walter Energy Inc. Term Loan, 5.80%, 04/01/18 (c) (d) (p) (q)	2,707	722

		860

INFORMATION TECHNOLOGY - 0.4%
Avaya Inc. Term Loan B-3, 4.82%, 10/26/17	2,394	1,829
Avaya Inc. Term Loan B-6, 6.50%, 03/31/18	1,553	1,165
Avaya Inc. Term Loan B-7, 6.25%, 04/30/20	1,499	1,036

		4,030

UTILITIES - 0.3%
Texas Competitive Electric Holdings Co. LLC Term Loan, 4.67%, 10/10/17 (c) (d)	11,682	3,604

Total Variable Rate Senior Loan Interests (cost $38,958)		26,881

	Shares/Par †	Value
GOVERNMENT AND AGENCY OBLIGATIONS - 0.3%

GOVERNMENT SECURITIES - 0.3%

Municipals - 0.3%
Commonwealth of Puerto Rico, 8.00%, 07/01/35	4,758	3,449

Total Government and Agency Obligations (cost $4,117)		3,449

OTHER EQUITY INTERESTS - 0.1%
Lehman Brothers Holdings Inc. Bankruptcy Claims (c) (u)	27,190	1,540
Tribune Co. Litigation Interests (c) (f) (p) (q) (u)	67	—

Total Other Equity Interests (cost $2,524)		1,540

SHORT TERM INVESTMENTS - 8.0%

Investment Company - 7.1%
JNL Money Market Fund, 0.19% (a) (h)	80,288	80,288

Securities Lending Collateral - 0.9%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	9,776	9,776

Total Short Term Investments (cost $90,064)		90,064

Total Investments - 100.3% (cost $1,071,456)		1,131,076
Other Assets and Liabilities, Net - (0.3%)		(3,621)

Total Net Assets - 100.0%		$1,127,455

JNL/Goldman Sachs Core Plus Bond Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 15.2%
Aberdeen Loan Funding Ltd., 0.98%, 11/01/18 (i) (r)	$2,846	$2,820
ACE Securities Corp. Home Equity Loan Trust REMIC, 0.58%, 08/25/36 (i)	2,360	1,931
ACIS CLO Ltd.
0.82%, 10/14/22 (i) (r)	676	668
1.24%, 10/14/22 (i) (r)	5,107	5,045
1.72%, 05/01/26 (i) (r)	2,000	1,954
1.81%, 05/01/26 (i) (r)	5,000	4,965
Adjustable Rate Mortgage Trust REMIC, 2.91%, 04/25/35 (i)	158	158
Aire Valley Mortgages Plc
0.13%, 09/20/66 (i), EUR	68	72
0.17%, 09/20/66 (i), EUR	2,091	2,206
0.29%, 09/20/66 (i), EUR	2,092	2,216
REMIC, 0.79%, 09/20/66 (i) (r)	525	502
Amortizing Residential Collateral Trust REMIC, 2.22%, 08/25/32 (i)	29	25
Asset Backed Securities Corp. Home Equity REMIC, 3.18%, 04/15/33 (i)	14	13
B&M CLO Ltd., 3.12%, 04/16/26 (i) (r)	2,300	2,162
Banc of America Commercial Mortgage Inc. REMIC, 5.63%, 04/10/49 (i)	600	619
Banc of America Funding Corp. REMIC, 5.79%, 10/25/36	40	33
Banc of America Mortgage Securities Inc. REMIC, 2.85%, 09/25/35 (i)	454	416
Bank of America Student Loan Trust, 1.12%, 02/25/43 (i) (r)	2,092	2,067
BlueMountain CLO Ltd., 0.78%, 03/17/21 (i) (r)	1,604	1,586
Brentwood CLO Corp., 0.60%, 02/01/22 (i) (r)	1,141	1,123
Citigroup Mortgage Loan Trust Inc. REMIC, 2.94%, 12/25/35 (i)	776	685

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Conseco Financial Corp. REMIC, 7.07%, 01/15/29	1	1
Countrywide Alternative Loan Trust REMIC, 1.76%, 09/25/35 (i)	169	149
Countrywide Asset-Backed Certificates REMIC, 2.30%, 06/25/34 (i)	87	80
Countrywide Home Loan Mortgage Pass-Through Trust REMIC, 2.78%, 02/19/34 (i)	217	213
Credit Suisse European Mortgage Capital Ltd., 2.75%, 04/20/20 (f) (i) (p) (q), EUR	2,745	2,953
Crown Point CLO III Ltd.
1.86%, 12/31/27 (i) (r)	9,550	9,354
3.37%, 12/31/27 (i) (r)	1,050	1,003
Duane Street CLO IV Ltd., 0.62%, 11/14/21 (i) (r)	8,546	8,420
Educational Services of America Inc., 1.17%, 07/25/23 (i) (r)	454	446
Eurosail PRIME-UK 2007-A Plc, 0.98%, 09/13/45 (i), GBP	558	764
First Union National Bank Commercial Mortgage Trust, Interest Only REMIC, 1.72%, 05/17/32 (i) (p) (q)	367	2
FREMF Mortgage Trust REMIC, 4.07%, 09/25/25 (i) (r)	2,350	2,239
GCO Education Loan Funding Trust, 0.52%, 05/25/25 (i)	1,928	1,895
GMAC Mortgage Corp. Loan Trust REMIC
7.00%, 09/25/37	101	99
7.00%, 09/25/37	187	193
Granite Mortgages Plc, 0.96%, 01/20/44 (i), GBP	55	81
Greywolf CLO V Ltd.
1.92%, 04/25/27 (i) (r)	3,500	3,476
2.72%, 04/25/27 (i) (r)	750	749
GSAA Home Equity Trust REMIC, 0.65%, 05/25/37 (i)	3,459	2,156
GSMPS Mortgage Loan Trust, 0.88%, 02/25/35 (i) (r)	32	31
Halcyon Loan Advisors Funding Ltd.
2.32%, 04/28/25 (i) (r)	3,800	3,589
1.85%, 04/18/26 (i) (r)	2,550	2,499
REMIC, 1.73%, 07/25/27 (i) (r)	5,800	5,680
Hildene CLO II Ltd., 1.77%, 07/19/26 (i) (r)	9,350	9,203
ICG U.S. CLO Ltd., 1.56%, 04/20/26 (i) (r)	5,300	5,197
Impac CMB Trust REMIC, 1.06%, 03/25/35 (i)	81	68
Leek Finance Number Eighteen Plc
0.13%, 09/21/38 (i), EUR	128	147
0.83%, 09/21/38 (i)	1,152	1,215
Leek Finance Number Seventeen Plc
0.15%, 12/21/37 (i), EUR	244	284
0.86%, 12/21/37 (i), GBP	108	171
Luminent Mortgage Trust REMIC, 0.60%, 12/25/36 (i)	2,662	2,178
MASTR Adjustable Rate Mortgages Trust REMIC
8.50%, 10/25/34 (i)	169	164
3.53%, 12/25/34 (i)	53	52
1.46%, 12/25/46 (i)	1,843	1,490
MASTR Seasoned Securities Trust REMIC, 3.45%, 10/25/32 (i)	136	133
Mid-State Trust, 7.34%, 07/01/35	119	127
Morgan Stanley Capital I Trust REMIC
5.93%, 11/15/17 (i)	150	152
5.48%, 02/12/44 (i)	200	206
Morgan Stanley Mortgage Loan Trust REMIC
2.86%, 08/25/34 (i)	82	81
2.86%, 03/25/36 (i)	1,044	845
NCUA Guaranteed Notes Trust REMIC
3.00%, 06/12/19	1,900	1,981

	Shares/Par †	Value
1.84%, 10/07/20	16	16
OCP CLO Ltd., 1.44%, 04/26/26 (i) (r)	5,800	5,714
OFSI Fund VI Ltd., 1.46%, 03/20/25 (i) (r)	5,700	5,585
OFSI Fund VII Ltd., 1.66%, 10/18/26 (i) (r)	1,300	1,274
Panhandle-Plains Higher Education Authority Inc. REMIC, 1.46%, 01/01/24 (i)	1,317	1,317
Quadrivio Finance Srl, 0.45%, 07/25/60 (i), EUR	667	721
Residential Accredit Loans Inc. Trust REMIC, 1.26%, 01/25/46 (i)	826	568
Sail Net Interest Margin Notes
7.75%, 04/27/33 (r)	6	11
5.50%, 03/27/34 (r)	45	31
Scholar Funding Trust, 1.07%, 04/28/35 (i) (r)	2,231	2,177
SLM Student Loan Trust
1.97%, 01/24/17 (i)	2,450	2,465
0.38%, 07/25/22 (i)	4,800	4,483
1.07%, 04/25/23 (i)	1,142	1,100
2.02%, 07/25/23 (i)	2,800	2,817
0.44%, 01/25/27 (i)	5,849	5,563
0.62%, 12/15/32 (r)	4,835	4,366
Sound Point CLO V Ltd., 2.22%, 04/18/26 (i) (r)	3,800	3,689
SPS Servicer Advance Receivables Trust, 2.62%, 01/16/17 (f) (p) (q)	5,100	5,094
Structured Asset Mortgage Investments Inc. REMIC, 2.55%, 08/25/35 (i)	51	48
THL Credit Wind River CLO Ltd., 1.47%, 04/20/25 (i) (r)	4,800	4,713
Thrones Plc, 2.08%, 07/20/44 (i), GBP	458	673
Trinitas CLO II Ltd., 1.66%, 07/15/26 (i) (r)	2,500	2,438
Washington Mutual Mortgage Pass-Through Certificates REMIC, 2.46%, 06/25/34 (i)	298	301
Wells Fargo Mortgage Backed Securities Trust REMIC, 2.74%, 04/25/36 (i)	80	78
WhiteHorse VIII Ltd.
1.83%, 05/01/26 (i) (r)	2,400	2,364
2.38%, 05/01/26 (i) (r)	500	478
York CLO Ltd., 1.87%, 01/22/27 (i) (r)	5,400	5,330
Z Capital Credit Partners CLO Ltd., 1.74%, 07/16/27 (i) (r)	6,150	5,989

Total Non-U.S. Government Agency Asset- Backed Securities (cost $172,376)		170,435

CORPORATE BONDS AND NOTES - 31.0%

CONSUMER DISCRETIONARY - 2.8%
21st Century Fox America Inc., 3.70%, 09/15/24	3,425	3,456
Amazon.com Inc., 3.30%, 12/05/21	2,500	2,574
CCO Holdings LLC, 7.00%, 01/15/19	386	394
CCO Safari II LLC
3.58%, 07/23/20 (r)	125	124
4.91%, 07/23/25 (r)	2,200	2,198
Comcast Corp., 3.38%, 08/15/25	4,650	4,710
DIRECTV Holdings LLC
4.45%, 04/01/24 (e)	800	822
3.95%, 01/15/25	2,175	2,146
Family Tree Escrow LLC
5.25%, 03/01/20 (e) (r)	100	103
5.75%, 03/01/23 (r)	400	417
General Motors Financial Co. Inc., 3.50%, 07/10/19 (e)	1,025	1,029
McDonald's Corp., 3.70%, 01/30/26 (e)	250	250
MDC Holdings Inc.
5.63%, 02/01/20	1,250	1,281
5.50%, 01/15/24	775	783
6.00%, 01/15/43	825	652
MGM Resorts International, 6.63%, 12/15/21	1,400	1,433

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
NBCUniversal Media LLC, 4.38%, 04/01/21 (e)	1,600	1,739
Rensselaer Polytechnic Institute, 5.60%, 09/01/20	2,300	2,574
Sally Holdings LLC, 5.63%, 12/01/25	1,350	1,363
Time Warner Cable Inc.
5.00%, 02/01/20	175	185
5.88%, 11/15/40	425	403
5.50%, 09/01/41	253	229
Time Warner Inc., 3.88%, 01/15/26	1,050	1,041
Videotron Ltd., 5.00%, 07/15/22	1,850	1,850

		31,756

CONSUMER STAPLES - 3.1%
Constellation Brands Inc., 4.25%, 05/01/23	2,325	2,325
CVS Caremark Corp.
4.13%, 05/15/21	999	1,057
3.38%, 08/12/24	2,050	2,030
CVS Health Corp., 3.50%, 07/20/22	2,775	2,825
HJ Heinz Co.
2.80%, 07/02/20 (r)	1,325	1,322
3.95%, 07/15/25 (r)	1,925	1,944
Kimberly-Clark Corp., 3.70%, 06/01/43	2,175	2,008
Pernod-Ricard SA, 4.45%, 01/15/22 (r)	1,400	1,452
Reynolds American Inc., 4.45%, 06/12/25	9,500	9,941
Reynolds Group Issuer Inc.
7.88%, 08/15/19	100	104
5.75%, 10/15/20	2,275	2,314
SABMiller Holdings Inc., 4.95%, 01/15/42 (r)	225	228
Suntory Holdings Ltd., 2.55%, 09/29/19 (r)	2,050	2,039
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (e)	2,850	2,846
3.80%, 11/18/24	1,375	1,335
Whole Foods Market Inc., 5.20%, 12/03/25 (r)	1,050	1,049

		34,819

ENERGY - 2.4%
Anadarko Petroleum Corp.
3.45%, 07/15/24 (e)	1,545	1,373
6.45%, 09/15/36	850	819
Antero Resources Corp., 5.63%, 06/01/23 (r)	2,100	1,638
Apache Corp.
3.25%, 04/15/22	300	286
4.25%, 01/15/44 (e)	1,550	1,240
Chesapeake Energy Corp., 8.00%, 12/15/22 (p) (q)	1,120	549
ConocoPhillips Co.
3.35%, 11/15/24 (e)	1,610	1,473
4.15%, 11/15/34 (e)	825	715
Devon Energy Corp., 4.75%, 05/15/42 (e)	925	656
Enbridge Inc., 3.50%, 06/10/24	725	607
Energy Transfer Partners LP
3.60%, 02/01/23	210	173
4.75%, 01/15/26	350	301
Enterprise Products Operating LLC
8.38%, 08/01/66 (i)	2,450	2,193
7.03%, 01/15/68 (i)	1,550	1,573
Halliburton Co.
3.38%, 11/15/22	1,500	1,476
3.80%, 11/15/25	1,550	1,510
Laredo Petroleum Inc., 6.25%, 03/15/23 (e)	300	261
MEG Energy Corp., 6.38%, 01/30/23 (r)	1,875	1,284
Petroleos de Venezuela SA
9.00%, 11/17/21	220	88
6.00%, 05/16/24	1,070	399
6.00%, 11/15/26	820	301
5.38%, 04/12/27	150	54
5.50%, 04/12/37	30	11

	Shares/Par †	Value
Pioneer Natural Resources Co., 3.45%, 01/15/21	1,550	1,432
Shell International Finance BV, 4.55%, 08/12/43	825	802
Sunoco Logistics Partners Operations LP, 4.25%, 04/01/24	500	433
TransCanada PipeLines Ltd., 6.35%, 05/15/67 (e) (i)	1,075	812
Valero Energy Corp., 3.65%, 03/15/25 (e)	1,550	1,463
Western Gas Partners LP, 3.95%, 06/01/25	1,300	1,092
Williams Partners LP
3.60%, 03/15/22	325	256
3.90%, 01/15/25 (e)	1,875	1,410

		26,680

FINANCIALS - 14.2%
Abbey National Treasury Services Plc, 4.00%, 04/27/16	2,075	2,094
ACE INA Holdings Inc.
2.88%, 11/03/22	600	596
3.35%, 05/03/26	600	598
AerCap Aviation Solutions BV, 6.38%, 05/30/17	200	208
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25	1,850	1,821
American Campus Communities Operating Partnership LP, 3.75%, 04/15/23	2,000	1,968
American Express Co., 6.80%, 09/01/66 (i)	2,175	2,191
American International Group Inc.
3.75%, 07/10/25	2,050	2,033
4.50%, 07/16/44	525	486
American Tower Corp., 3.40%, 02/15/19	825	846
ARC Properties Operating Partnership LP, 3.00%, 02/06/19	2,310	2,222
Banco Bilbao Vizcaya Argentaria SA, 3.00%, 10/20/20	3,325	3,312
Bank of America Corp.
6.25% (callable at 100 beginning 09/05/24) (m)	1,125	1,128
6.50% (callable at 100 beginning 10/23/24) (e) (m)	750	790
4.13%, 01/22/24	2,400	2,480
4.00%, 04/01/24	1,675	1,714
Bank of Scotland Plc, 5.25%, 02/21/17 (r)	300	313
Barclays Bank Plc, 2.50%, 02/20/19	1,775	1,779
BAT International Finance Plc, 3.95%, 06/15/25 (e) (r)	4,425	4,555
BNP Paribas SA, 4.38%, 09/28/25 (r)	1,800	1,763
Brazil Minas SPE via State of Minas Gerais, 5.33%, 02/15/28	1,901	1,431
Capital One Financial Corp., 4.20%, 10/29/25	2,600	2,568
Chubb Corp., 6.37%, 03/29/67 (i)	1,300	1,248
Citigroup Inc.
5.87% (callable at 100 beginning 03/27/20) (m)	775	769
6.13% (callable at 100 beginning 11/15/20) (e) (m)	1,450	1,479
Compass Bank
1.85%, 09/29/17	850	843
2.75%, 09/29/19	925	916
5.50%, 04/01/20 (e)	1,200	1,278
Credit Suisse AG
7.50% (callable at 100 beginning 12/11/23) (m) (r)	1,275	1,339
6.50%, 08/08/23 (r)	1,100	1,185
Credit Suisse Group AG, 6.25%, (callable at 100 beginning 12/18/24) (e) (m) (r)	825	824
Credit Suisse Group Funding Guernsey Ltd., 3.75%, 03/26/25 (r)	3,050	2,947

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Developers Diversified Realty Corp., 7.50%, 04/01/17	2,170	2,312
Discover Bank, 8.70%, 11/18/19	551	652
Discover Financial Services, 3.85%, 11/21/22	1,499	1,487
Education Realty Operating Partnership LP, 4.60%, 12/01/24	2,875	2,832
ERP Operating LP, 4.63%, 12/15/21	2,575	2,796
Ford Motor Credit Co. LLC
5.00%, 05/15/18	1,200	1,258
5.88%, 08/02/21	750	836
4.13%, 08/04/25	2,025	2,019
GE Capital International Funding Co., 4.42%, 11/15/35 (r)	1,346	1,374
General Electric Capital Corp.
8.50%, 04/06/18, MXN	5,000	313
6.15%, 08/07/37	158	198
5.88%, 01/14/38	258	316
Geo Maquinaria, 9.63%, 05/02/21 (c) (d) (r)	270	3
Glencore Funding LLC, 2.50%, 01/15/19 (r)	2,500	2,088
HCP Inc., 6.00%, 01/30/17	1,375	1,432
HSBC Bank USA Credit Linked Note (Nota Do Tesouro Nacional, 6.00%, 08/15/40, Moody's rating Baa2) (p) (q), BRL	4,840	2,980
HSBC Holdings Plc
6.37% (callable at 100 beginning 09/17/24) (m) (v)	450	444
6.37% (callable at 100 beginning 03/30/25) (e) (m)	1,600	1,598
ING Bank NV, 4.12%, 11/21/23	2,875	2,928
ING Groep NV, 6.00%, (callable at 100 beginning 04/16/20) (e) (m) (v)	1,400	1,400
International Lease Finance Corp.
6.75%, 09/01/16 (r)	550	565
7.13%, 09/01/18 (r)	1,200	1,316
Intesa Sanpaolo SpA
7.70% (callable at 100 beginning 08/19/25) (e) (m) (r)	825	840
3.13%, 01/15/16	1,825	1,827
2.38%, 01/13/17	1,425	1,430
3.88%, 01/16/18	3,075	3,153
5.02%, 06/26/24 (r)	1,200	1,181
JPMorgan Chase & Co., 5.30%, (callable at 100 beginning 05/01/20) (m)	2,575	2,565
LBG Capital No.1 Plc, 8.00%, (callable at 100 beginning 06/15/20) (m) (r) (v)	1,425	1,481
Liberty Property LP, 4.75%, 10/01/20	1,500	1,594
Macquarie Bank Ltd., 6.63%, 04/07/21 (e) (p) (q)	1,575	1,765
Meiji Yasuda Life Insurance Co. Ltd., 5.20%, 10/20/45 (e) (i) (r)	1,625	1,670
Merrill Lynch & Co. Inc., 6.05%, 05/16/16	1,125	1,144
Mitsubishi UFJ Trust & Banking Corp., 2.65%, 10/19/20 (e) (r)	3,475	3,471
Mizuho Corporate Bank Ltd., 2.55%, 03/17/17 (r)	2,125	2,143
Morgan Stanley
5.55% (callable at 100 beginning 07/15/20) (e) (m)	1,850	1,850
3.88%, 04/29/24	1,150	1,172
3.70%, 10/23/24	6,625	6,657
4.00%, 07/23/25	575	593
Nationwide Building Society, 3.90%, 07/21/25 (r)	2,125	2,193
Nielsen Finance LLC, 4.50%, 10/01/20	1,900	1,929
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40 (r)	1,375	1,651
PNC Preferred Funding Trust II, 1.73%, (callable at 100 beginning 03/15/17) (m) (r)	2,500	2,238

	Shares/Par †	Value
Prudential Financial Inc., 5.38%, 05/15/45 (i)	525	524
Reliance Standard Life Global Funding II, 2.50%, 01/15/20 (r)	2,125	2,105
Royal Bank of Scotland Group Plc
7.50% (callable at 100 beginning 08/10/20) (m) (v)	1,700	1,770
8.00% (callable at 100 beginning 08/10/25) (e) (m) (v)	525	555
6.00%, 12/19/23	675	727
Santander Bank NA, 2.00%, 01/12/18	1,675	1,663
Santander Holdings USA Inc., 4.63%, 04/19/16	715	721
Santander Issuances SAU, 5.18%, 11/19/25	2,200	2,167
Santander UK Group Holdings Plc, 4.75%, 09/15/25 (e) (r)	3,375	3,331
Select Income REIT
2.85%, 02/01/18	325	325
3.60%, 02/01/20	575	579
4.15%, 02/01/22	800	768
Senior Housing Properties Trust, 3.25%, 05/01/19	1,100	1,096
Solvay Finance America LLC, 3.40%, 12/03/20 (r)	1,600	1,587
Sovereign Bank, 8.75%, 05/30/18	700	790
Stadshypotek AB, 1.88%, 10/02/19 (r)	4,300	4,241
Sumitomo Mitsui Financial Group Inc., 4.44%, 04/02/24 (e) (r)	2,200	2,261
SunTrust Banks Inc., 2.35%, 11/01/18	2,775	2,790
Synchrony Financial
2.60%, 01/15/19	2,200	2,193
3.00%, 08/15/19	1,525	1,523
Teachers Insurance & Annuity Association of America, 4.90%, 09/15/44 (r)	1,440	1,455
Trust F/1401, 5.25%, 12/15/24 (r)	470	467
WEA Finance LLC, 3.75%, 09/17/24 (e) (r)	1,800	1,790

		158,846

HEALTH CARE - 3.1%
AbbVie Inc.
2.50%, 05/14/20	3,125	3,094
3.20%, 11/06/22	1,150	1,133
Actavis Funding SCS
2.35%, 03/12/18	1,200	1,201
3.45%, 03/15/22	325	326
3.80%, 03/15/25	1,540	1,532
4.85%, 06/15/44	1,825	1,806
Bayer US Finance LLC, 3.00%, 10/08/21 (r)	2,900	2,926
Becton Dickinson and Co., 2.68%, 12/15/19	1,850	1,861
Cimarex Energy Co., 4.38%, 06/01/24	400	355
Community Health Systems Inc., 8.00%, 11/15/19	350	353
EMD Finance LLC, 2.95%, 03/19/22 (e) (r)	3,650	3,524
Express Scripts Holding Co., 2.65%, 02/15/17	1,300	1,313
Forest Laboratories Inc.
4.38%, 02/01/19 (r)	4,074	4,268
5.00%, 12/15/21 (r)	1,700	1,848
HCA Inc., 4.75%, 05/01/23	2,150	2,129
Medtronic Inc.
2.50%, 03/15/20	675	680
3.15%, 03/15/22	1,200	1,213
Thermo Fisher Scientific Inc., 3.65%, 12/15/25	1,075	1,070
UnitedHealth Group Inc.
4.63%, 07/15/35	1,050	1,090
4.75%, 07/15/45	2,225	2,341

		34,063

INDUSTRIALS - 0.7%
GE Capital Trust I, 6.37%, 11/15/67 (i)	1,374	1,428
General Electric Co., 3.50%, 10/02/18	2,055	2,076

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Penske Truck Leasing Co. LP, 3.05%, 01/09/20 (p) (q)	2,400	2,381
Roper Technologies Inc., 3.00%, 12/15/20	1,350	1,344

		7,229

INFORMATION TECHNOLOGY - 1.5%
Fidelity National Information Services Inc., 3.63%, 10/15/20	2,750	2,787
Fiserv Inc., 2.70%, 06/01/20	1,700	1,686
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (r)	1,775	1,743
Intel Corp., 3.70%, 07/29/25	2,550	2,638
Microsoft Corp., 3.13%, 11/03/25	2,300	2,313
Oracle Corp., 2.50%, 05/15/22	1,925	1,891
QUALCOMM Inc., 3.00%, 05/20/22	475	471
Visa Inc., 3.15%, 12/14/25	3,250	3,257

		16,786

MATERIALS - 0.5%
Eastman Chemical Co., 3.80%, 03/15/25	1,975	1,914
Ecolab Inc., 5.50%, 12/08/41	775	844
Freeport-McMoRan Inc., 5.40%, 11/14/34	1,300	689
LyondellBasell Industries NV, 5.00%, 04/15/19	525	558
Sappi Papier Holding GmbH, 7.75%, 07/15/17 (p) (q)	1,200	1,246

		5,251

TELECOMMUNICATION SERVICES - 2.5%
America Movil SAB de CV, 6.00%, 06/09/19, MXN	9,650	560
AT&T Inc.
2.95%, 05/15/16 (e)	1,750	1,761
3.40%, 05/15/25	1,750	1,682
Crown Castle International Corp., 5.25%, 01/15/23	2,275	2,392
Digicel Ltd., 6.75%, 03/01/23 (e) (r)	1,550	1,294
Frontier Communications Corp., 8.50%, 04/15/20	1,825	1,830
SoftBank Corp., 4.50%, 04/15/20 (r)	1,700	1,692
Telefonica Emisiones SAU, 5.46%, 02/16/21	1,175	1,313
Verizon Communications Inc.
2.63%, 02/21/20	4,200	4,215
5.15%, 09/15/23	8,750	9,620
4.15%, 03/15/24	900	925
4.67%, 03/15/55	1,023	887

		28,171

UTILITIES - 0.2%
Consumers Energy Co, 3.95%, 05/15/43 (e)	2,125	2,058
Puget Sound Energy Inc., 6.97%, 06/01/67 (i)	800	650

		2,708

Total Corporate Bonds and Notes (cost $354,762)		346,309

GOVERNMENT AND AGENCY OBLIGATIONS - 51.2%

GOVERNMENT SECURITIES - 18.1%

Federal Home Loan Bank - 0.6% (w)
Federal Home Loan Bank, 2.88%, 06/13/25	6,650	6,728

Federal National Mortgage Association - 0.5% (w)
Federal National Mortgage Association
6.25%, 05/15/29	2,600	3,528
6.63%, 11/15/30	900	1,275

		4,803

Municipals - 1.3%
American Municipal Power Inc. - Series E, 6.27%, 02/15/50	875	1,018
Commonwealth of Puerto Rico
5.50%, 07/01/26 - 07/01/39	335	216

	Shares/Par †	Value
5.13%, 07/01/31	10	6
5.63%, 07/01/32	10	6
5.38%, 07/01/33	140	90
5.00%, 07/01/34 - 07/01/41	75	47
6.00%, 07/01/34	10	7
8.00%, 07/01/35	2,390	1,733
5.88%, 07/01/36	10	7
5.25%, 07/01/37	40	26
5.75%, 07/01/38 - 07/01/41	30	20
Northstar Education Finance Inc. Student Loan Asset-Backed Note (insured by Guaranteed Student Loans)
2.01%, 04/01/42 (i)	2,300	2,070
3.07%, 04/01/42 (i)	650	585
3.96%, 04/01/42 (i)	700	630
Puerto Rico Commonwealth Aqueduct & Sewer Authority
5.50%, 07/01/28	195	132
5.00%, 07/01/33	50	32
5.75%, 07/01/37	45	30
6.00%, 07/01/38 - 07/01/47	205	138
Puerto Rico Highways and Transportation Authority (insured by Assured Guaranty Municipal Corp.), 5.25%, 07/01/36	40	40
Puerto Rico Sales Tax Financing Corp.
5.25%, 08/01/27 - 08/01/43	1,645	660
5.50%, 08/01/28 - 08/01/42	2,400	970
0.00%, 08/01/32 - 08/01/33 (k)	360	134
0.00%, 08/01/33 - 08/01/38 (j)	470	51
5.00%, 08/01/35 - 08/01/43	250	100
5.75%, 08/01/37	300	122
5.38%, 08/01/38 - 08/01/39	325	130
6.00%, 08/01/39 - 08/01/42	925	382
6.38%, 08/01/39	15	6
State of California
7.95%, 03/01/36	1,290	1,543
7.63%, 03/01/40	2,390	3,480

		14,411

Sovereign - 5.8%
Chile Government International Bond, 3.63%, 10/30/42	800	696
Colombia Government International Bond
4.00%, 02/26/24	765	729
4.50%, 01/28/26	1,040	993
5.63%, 02/26/44	840	766
5.00%, 06/15/45	540	451
Costa Rica Government International Bond, 7.00%, 04/04/44	500	417
Croatia Government International Bond
6.63%, 07/14/20	290	311
3.88%, 05/30/22, EUR	410	447
5.50%, 04/04/23 (e)	400	406
Czech Republic Government Bond, 3.00%, 03/11/25, EUR	140	139
Dominican Republic Bond, 11.38%, 07/06/29, DOP	300	7
Dominican Republic International Bond
10.38%, 03/04/22, DOP	400	9
14.50%, 02/10/23, DOP	600	15
8.63%, 04/20/27	396	459
7.45%, 04/30/44 (r)	1,400	1,410
Hashemite Kingdom of Jordan Government Bond, 2.50%, 10/30/20	5,000	5,127
Indonesia Government International Bond
5.38%, 10/17/23 (e)	200	208
5.88%, 01/15/24	1,020	1,093
4.13%, 01/15/25 (e) (r)	360	345

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Inter-American Development Bank
1.00%, 02/27/18	1,700	1,676
7.00%, 06/15/25	1,500	2,012
6.75%, 07/15/27	1,200	1,656
Israel Government AID Bond, 5.50%, 09/18/23 - 04/26/24	5,500	6,609
Italy Buoni Poliennali Del Tesoro, 3.75%, 05/01/21, EUR	2,340	2,945
Kazakhstan Government International Bond, 5.13%, 07/21/25 (e)	200	197
Kreditanstalt fur Wiederaufbau, 1.13%, 08/06/18	9,600	9,523
Mexico Bonos
6.50%, 06/10/21, MXN	6,507	391
8.00%, 12/07/23, MXN	6,841	444
7.50%, 06/03/27, MXN	5,200	327
8.50%, 05/31/29, MXN	3,453	234
Mexico Government International Bond
3.63%, 03/15/22	910	915
4.75%, 03/08/44	2,760	2,514
5.55%, 01/21/45	160	164
4.60%, 01/23/46	510	451
Panama Government International Bond, 9.38%, 04/01/29	420	605
Republic of Honduras, 8.75%, 12/16/20 (r)	370	409
Republic of Indonesia, 4.75%, 01/08/26 (e) (r)	1,300	1,284
South Africa Government International Bond, 5.88%, 09/16/25	580	593
Spain Government Bond, 5.50%, 04/30/21 (r), EUR	3,790	5,120
Sri Lanka Government International Bond
6.13%, 06/03/25 (e)	290	257
6.85%, 11/03/25 (r)	400	377
Tennessee Valley Authority
3.88%, 02/15/21	3,700	4,041
5.98%, 04/01/36	1,250	1,603
4.63%, 09/15/60	800	836
Turkey Government International Bond
5.63%, 03/30/21	590	624
6.25%, 09/26/22	1,470	1,596
5.75%, 03/22/24	740	782
4.25%, 04/14/26	630	591
United Mexican States, 6.05%, 01/11/40	60	66
Venezuela Government International Bond
7.75%, 10/13/19	490	195
6.00%, 12/09/20	260	97
12.75%, 08/23/22	50	22
9.00%, 05/07/23	250	99
8.25%, 10/13/24	1,415	538
7.65%, 04/21/25	310	115
11.75%, 10/21/26	170	76
9.25%, 09/15/27 - 05/07/28	1,158	459
11.95%, 08/05/31	240	106
9.38%, 01/13/34	100	39

		64,616

Treasury Inflation Index Securities - 4.7%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note, 2.35%, 09/15/19 (n), EUR	5,265	6,264
Spain Government Inflation Indexed Bond, 0.55%, 11/30/19 (n) (r), EUR	2,055	2,290
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/17 - 07/15/24 (n)	27,758	27,358
0.38%, 07/15/23 (n)	4,880	4,760
0.63%, 01/15/24 (n)	3,506	3,461
2.50%, 01/15/29 (n)	3,711	4,387
1.38%, 02/15/44 (n)	4,235	4,293

		52,813

	Shares/Par †	Value
U.S. Treasury Securities - 5.2%
U.S. Treasury Bond
3.63%, 08/15/43 - 02/15/44	15,600	17,523
3.75%, 11/15/43 (o)	11,900	13,680
3.00%, 11/15/44	10,400	10,342
U.S. Treasury Note
1.50%, 08/31/18 (o)	1,800	1,812
1.75%, 12/31/20	15,000	14,988

		58,345

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 33.1%

Federal Home Loan Mortgage Corp. - 3.9%
Federal Home Loan Mortgage Corp.
3.11%, 02/25/23	1,500	1,541
4.22%, 03/25/25 (i)	700	675
5.00%, 03/01/26 - 06/01/41	2,718	2,986
3.52%, 10/25/27 (i)	620	589
5.50%, 04/01/28 - 02/01/39	1,379	1,527
3.00%, 03/01/32 - 03/01/43	3,571	3,576
2.86%, 01/01/37 (i)	548	582
6.00%, 08/01/37 - 05/01/40	1,191	1,347
6.50%, 01/01/38 - 12/01/38	1,073	1,270
7.00%, 02/01/39	830	958
4.50%, 11/01/40	6	6
3.50%, 04/01/43	14,831	15,291
REMIC, 3.03%, 10/25/20	4,700	4,850
REMIC, 1,156.50%, 06/15/21 (p) (q)	—	—
REMIC, 2.78%, 09/25/22	1,575	1,618
REMIC, 3.46%, 08/25/23 (i)	800	836
REMIC, 2.81%, 01/25/25	6,100	6,006
REMIC, Interest Only, 5.77%, 07/15/39 (i) (p) (q)	1,097	176
REMIC, Interest Only, 5.77%, 11/15/43 (i) (p) (q)	1,568	241

		44,075

Federal National Mortgage Association - 12.7%
Federal National Mortgage Association
2.80%, 03/01/18	2,349	2,404
5.00%, 03/01/18 - 12/01/44	7,525	8,269
3.74%, 05/01/18	1,399	1,458
3.84%, 05/01/18	1,790	1,870
4.50%, 08/01/18 - 08/01/41	3,109	3,388
6.50%, 02/01/19	—	—
4.51%, 06/01/19	4,400	4,590
3.42%, 10/01/20	1,061	1,122
3.63%, 12/01/20	766	809
4.38%, 06/01/21	3,304	3,603
3.83%, 07/01/21	1,568	1,670
6.00%, 06/01/22 - 08/01/39	2,742	3,101
5.50%, 09/01/23 - 11/01/39	1,871	1,985
1.62%, 07/25/24 (i)	301	300
1.92%, 02/25/25 (i)	77	77
8.00%, 04/01/30 - 01/01/31	35	39
3.00%, 09/01/30 - 07/01/43	9,497	9,578
7.00%, 07/01/32 - 03/01/39	491	574
2.23%, 11/01/35 (i)	31	33
2.50%, 05/01/36 (i)	243	256
2.63%, 05/01/36 (i)	225	241
2.69%, 08/01/36 (i)	198	211
2.56%, 09/01/36 (i)	197	209
4.00%, 08/01/39 - 09/01/39	29	31
3.50%, 02/01/45 - 10/01/45	21,607	22,300
3.50%, 01/15/46 - 02/15/46, TBA (g)	34,000	35,065
4.00%, 01/15/46, TBA (g)	28,000	29,621
REMIC, 5.00%, 06/25/41 - 10/25/41	3,045	3,334
REMIC, 7.00%, 07/25/42 - 10/25/42	1,094	1,259

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
REMIC, Interest Only, 4.76%, 11/25/40 (i) (p) (q)	3,946	732
REMIC, Interest Only, 5.68%, 09/25/43 (i) (p) (q)	1,111	166
REMIC, Interest Only, 5.68%, 12/25/43 (i) (p) (q)	2,359	386
REMIC, Interest Only, 5.83%, 01/25/45 (i) (p) (q)	1,147	195
REMIC, Interest Only, 5.28%, 11/25/45 (i) (p) (q)	2,330	343
REMIC, Interest Only, 5.28%, 11/25/45 (i) (p) (q)	603	90
REMIC, Interest Only, 5.28%, 11/25/45 (i) (p) (q)	16,500	2,199
REMIC, Interest Only, 5.83%, 11/25/45 (i) (p) (q)	1,048	167

		141,675

Government National Mortgage Association - 16.5%
Government National Mortgage Association
3.95%, 07/15/25	686	728
6.00%, 06/15/34 - 11/15/38	79	89
5.00%, 06/15/40 - 05/15/41	1,239	1,365
4.00%, 01/20/44 - 11/20/45	57,462	61,158
3.50%, 01/15/46, TBA (g)	17,000	17,716
4.00%, 01/15/46, TBA (g)	95,000	100,860
REMIC, Interest Only, 5.35%, 03/20/40 (i) (p) (q)	1,655	242
REMIC, Interest Only, 5.85%, 12/20/42 (i) (p) (q)	871	140
REMIC, Interest Only, 5.75%, 07/20/43 (i) (p) (q)	560	91
REMIC, Interest Only, 6.36%, 08/16/43 (i) (p) (q)	1,095	215
REMIC, Interest Only, 5.70%, 09/20/43 (i) (p) (q)	593	96
REMIC, Interest Only, 5.75%, 11/20/43 (i) (p) (q)	541	90
REMIC, Interest Only, 5.70%, 03/20/44 (i) (p) (q)	664	106
REMIC, Interest Only, 5.20%, 09/20/44 (i) (p) (q)	727	100
REMIC, Interest Only, 5.31%, 08/20/45 (i) (p) (q)	911	141
REMIC, Interest Only, 5.34%, 08/20/45 (i) (p) (q)	934	150
REMIC, Interest Only, 5.32%, 09/20/45 (i) (p) (q)	968	145
REMIC, Interest Only, 5.80%, 09/20/45 (i) (p) (q)	2,395	434
REMIC, Interest Only, 5.30%, 10/20/45 (i) (p) (q)	968	116
REMIC, Interest Only, 5.80%, 11/20/45 (i) (p) (q)	783	123

		184,105

Total Government and Agency Obligations (cost $569,228)		571,571

COMMON STOCKS - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Home Interior Gift Inc. (c) (f) (p) (q)	491	—

Total Common Stocks (cost $185)		—

SHORT TERM INVESTMENTS - 18.9%

Commercial Paper - 0.7%
Barclays Bank Plc, 0.00%, 04/13/16 (p) (q)	$7,500	7,499

	Shares/Par †	Value
Investment Company - 14.3%
JNL Money Market Fund, 0.19% (a) (h)	159,837	159,837

Securities Lending Collateral - 1.9%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	21,550	21,550

Treasury Securities - 2.0%
Japan Treasury Bill, 0.00%, 01/18/16, JPY	2,710,000	22,547

Total Short Term Investments (cost $211,519)		211,433

Total Investments - 116.4% (cost $1,308,069)		1,299,748
Total Forward Sales Commitments - (0.7%) (proceeds $7,999)		(7,989)
Other Assets and Liabilities, Net - (15.7%)		(174,783)

Total Net Assets - 100.0%		$1,116,976

FORWARD SALES COMMITMENTS - 0.7%

GOVERNMENT AND AGENCY OBLIGATIONS - 0.7%

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.7%

Federal National Mortgage Association - 0.7%
Federal National Mortgage Association, 3.00%, 01/15/46 - 02/15/46, TBA (g)	$8,000	$7,989

Total Forward Sales Commitments - 0.7% (proceeds $7,999)		$7,989

JNL/Goldman Sachs Emerging Markets Debt Fund

CORPORATE BONDS AND NOTES - 23.6%

ARGENTINA - 0.5%
Arcos Dorados Holdings Inc., 6.63%, 09/27/23 (e) (r)	$354	$327
Transportadora de Gas del Sur SA, 9.63%, 05/14/20 (p) (q)	6	6
YPF SA
8.88%, 12/19/18	1,780	1,800
8.75%, 04/04/24	100	97

		2,230

AUSTRALIA - 0.2%
Toyota Finance Australia Ltd., 3.76%, 07/20/17, MXN	11,420	649

AZERBAIJAN - 0.2%
State Oil Co. of the Azerbaijan Republic, 5.45%, 02/09/17	882	889

BANGLADESH - 0.1%
Banglalink Digital Communications Ltd., 8.63%, 05/06/19 (r)	500	516

BRAZIL - 1.4%
Banco do Brasil SA
6.25% (callable at 100 beginning 01/15/26) (m)	1,560	757
9.00% (callable at 100 beginning 06/18/24) (m)	740	485
Banco Santander Brasil SA, 8.00%, 03/18/16 (r), BRL	4,750	1,168
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28 (r)	1,120	843
5.33%, 02/15/28	770	579
Globo Comunicacao e Participacoes SA, 4.84%, 06/08/25 (e) (k)	200	180

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Petrobras International Finance Co.
5.75%, 01/20/20	430	337
5.38%, 01/27/21	350	261
Tupy Overseas SA, 6.63%, 07/17/24	410	358
Tupy SA, 6.63%, 07/17/24 (r)	1,110	968

		5,936

CANADA - 0.1%
First Quantum Minerals Ltd., 6.75%, 02/15/20 (e) (p) (q)	360	232

CHILE - 2.4%
AES Gener SA, 5.25%, 08/15/21 (e)	661	678
Cencosud SA, 6.63%, 02/12/45	1,918	1,688
Corpbanca SA, 3.88%, 09/22/19 (r)	1,065	1,055
E.CL SA, 5.63%, 01/15/21	230	248
Embotelladora Andina SA, 5.00%, 10/01/23 (r)	810	835
GNL Quintero SA, 4.63%, 07/31/29 (r)	2,760	2,609
Sociedad Quimica y Minera de Chile SA
6.13%, 04/15/16 (e)	683	681
5.50%, 04/21/20 (r)	230	228
3.63%, 04/03/23	1,970	1,694

		9,715

CHINA - 0.4%
Biostime International Holdings Ltd., 0.00%, 02/20/19 (j) (v), HKD	6,000	724
Golden Eagle Retail Group Ltd., 4.63%, 05/21/23	800	603
Studio City Finance Ltd., 8.50%, 12/01/20 (e) (r)	430	415

		1,742

COLOMBIA - 0.4%
Banco de Bogota SA, 5.00%, 01/15/17	1,285	1,302
Transportadora de Gas Internacional SA ESP, 5.70%, 03/20/22	270	271

		1,573

DOMINICAN REPUBLIC - 0.9%
Aeropuertos Dominicanos Siglo XXI SA, 9.75%, 11/13/19	3,518	3,659

GUATEMALA - 0.7%
Agromercantil Senior Trust, 6.25%, 04/10/19 (r)	970	977
Central American Bottling Corp.
6.75%, 02/09/22 (r)	70	71
6.75%, 02/09/22	740	749
Comcel Trust, 6.88%, 02/06/24 (r)	1,150	886

		2,683

HONG KONG - 0.6%
China Resources Cement Holdings Ltd., 2.13%, 10/05/17	480	478
New Cotai LLC, 10.63%, 05/01/19 (r) (y)	617	463
Sun Hung Kai Properties Capital Market Ltd., 5.38%, 03/08/17	650	676
Wharf Finance Ltd., 4.63%, 02/08/17	960	985

		2,602

INDIA - 0.7%
Adani Ports & Special Economic Zone Ltd., 3.50%, 07/29/20 (r)	680	670
Greenko Dutch BV, 8.00%, 08/01/19 (r)	980	1,029
ICICI Bank Ltd., 6.37%, 04/30/22	840	859
Vedanta Resources Plc, 7.13%, 05/31/23	280	152

		2,710

	Shares/Par †	Value
INDONESIA - 0.8%
Perusahaan Gas Negara Persero Tbk PT, 5.13%, 05/16/24	1,020	976
Pratama Agung Pte Ltd., 6.25%, 02/24/20 (e)	940	910
TBG Global Pte Ltd.
4.63%, 04/03/18	400	390
5.25%, 02/10/22	970	896

		3,172

IRELAND - 0.8%
EDC Finance Ltd., 4.88%, 04/17/20	950	833
Mobile Telesystems OJSC via MTS International Fund, 5.00%, 05/30/23	910	839
Phosagro OAO via Phosagro Bond Funding Ltd., 4.20%, 02/13/18	1,530	1,510

		3,182

ISRAEL - 0.9%
Delek & Avner Tamar Bond Ltd.
2.80%, 12/30/16 (r)	1,600	1,595
3.84%, 12/30/18 (r)	1,540	1,556
Israel Electric Corp. Ltd.
5.63%, 06/21/18 (r)	220	232
7.75%, 12/15/27	250	295

		3,678

ITALY - 0.4%
Wind Acquisition Finance SA
4.00%, 07/15/20 (r), EUR	270	292
7.38%, 04/23/21 (r)	1,350	1,276

		1,568

JAMAICA - 0.6%
Digicel Group Ltd.
8.25%, 09/30/20 (e) (p) (q)	300	247
8.25%, 09/30/20	1,630	1,345
Digicel Ltd.
7.00%, 02/15/20 (e) (p) (q)	200	184
6.75%, 03/01/23 (e) (r)	910	760

		2,536

KAZAKHSTAN - 0.1%
KazMunaiGaz Finance Sub BV, 9.13%, 07/02/18	550	604

LUXEMBOURG - 0.5%
Altice Financing SA
7.88%, 12/15/19	550	572
6.50%, 01/15/22 (r)	540	535
6.63%, 02/15/23	200	197
Altice Finco SA, 9.88%, 12/15/20	230	245
Millicom International Cellular SA, 4.75%, 05/22/20 (e) (r)	380	340

		1,889

MEXICO - 2.1%
America Movil SAB de CV, 6.00%, 06/09/19, MXN	42,240	2,450
Cemex SAB de CV, 4.75%, 01/11/22 (r), EUR	340	343
Gruma SAB de CV, 4.88%, 12/01/24 (r)	1,300	1,329
Grupo Cementos de Chihuahua SAB de CV, 8.13%, 02/08/20 (e) (r)	250	256
Grupo Televisa SAB
6.00%, 05/15/18	1,554	1,664
4.63%, 01/30/26	200	198
JB y Compania SA de CV, 3.75%, 05/13/25 (r)	1,080	1,030
Metalsa SA de CV, 4.90%, 04/24/23 (r)	625	538
Pemex Finance Ltd., 10.61%, 08/15/17	311	332

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Trust F/1401, 6.95%, 01/30/44 (p) (q)	280	278

		8,418

NETHERLANDS - 0.5%
Helios Towers Finance Netherlands BV, 8.38%, 07/15/19	1,369	1,071
Listrindo Capital BV, 6.95%, 02/21/19	500	513
Petrobras Global Finance BV
4.88%, 03/17/20	80	60
4.38%, 05/20/23	380	251

		1,895

PARAGUAY - 0.8%
Banco Continental SAECA, 8.88%, 10/15/17	975	992
Banco Regional SAECA, 8.13%, 01/24/19 (r)	1,950	1,984
Telefonica Celular del Paraguay SA, 6.75%, 12/13/22 (e)	270	246

		3,223

PERU - 1.6%
Abengoa Transmision Sur SA, 6.88%, 04/30/43 (r)	1,950	2,023
Corp. Lindley SA, 6.75%, 11/23/21	3,035	3,316
Peru Enhanced Pass-Through Finance Ltd.
0.00%, 05/31/18 (j)	274	262
0.00%, 06/02/25 (j)	1,007	760
SAN Miguel Industrias Pet SA, 7.75%, 11/06/20 (r)	370	381

		6,742

PHILIPPINES - 0.3%
Energy Development Corp., 6.50%, 01/20/21	600	658
San Miguel Corp., 4.88%, 04/26/23	379	352
SMC Global Power Holdings Corp., 7.50%, (callable at 100 beginning 11/07/19) (e) (m)	310	309

		1,319

QATAR - 0.5%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.30%, 09/30/20	1,040	1,103
5.84%, 09/30/27 (p) (q)	510	561
6.33%, 09/30/27	330	372

		2,036

RUSSIAN FEDERATION - 0.9%
Gazprom Neft OAO Via GPN Capital SA, 4.38%, 09/19/22	429	379
Lukoil International Finance BV
3.42%, 04/24/18	1,550	1,509
4.56%, 04/24/23	910	816
Phosagro OAO via Phosagro Bond Funding Ltd., 4.20%, 02/13/18 (r)	230	227
Sberbank of Russia Via SB Capital SA
6.13%, 02/07/22	470	472
5.50%, 02/26/24	420	369

		3,772

SINGAPORE - 0.1%
Royal Capital BV, 5.50%, (callable at 100 beginning 05/05/21) (m)	550	532

SOUTH AFRICA - 1.1%
Myriad International Holdings BV, 6.38%, 07/28/17	710	741
Transnet SOC Ltd.
10.80%, 11/06/23, ZAR	7,000	438
8.90%, 11/14/27, ZAR	47,000	2,508
10.00%, 03/30/29, ZAR	16,500	884

		4,571

	Shares/Par †	Value
SOUTH KOREA - 0.0%
Kookmin Bank, 1.63%, 07/14/17	200	199

TURKEY - 0.7%
Anadolu Efes Biracilik Ve Malt Sanayii A/S, 3.38%, 11/01/22	700	587
Global Liman Isletmeleri
8.13%, 11/14/21	200	179
8.13%, 11/14/21 (r)	1,010	905
Turkiye Vakiflar Bankasi Tao, 3.75%, 04/15/18 (r)	1,230	1,207

		2,878

UKRAINE - 0.2%
MHP SA, 8.25%, 04/02/20	1,140	986

UNITED ARAB EMIRATES - 0.7%
Dolphin Energy Ltd., 5.50%, 12/15/21	490	539
Ruwais Power Co. PJSC, 6.00%, 08/31/36 (r)	2,270	2,426

		2,965

UNITED KINGDOM - 0.1%
Cognita Financing Plc, 7.75%, 08/15/21, GBP	210	319

UNITED STATES OF AMERICA - 0.2%
Cemex Finance LLC, 5.25%, 04/01/21 (r), EUR	376	399
Kosmos Energy Ltd., 7.88%, 08/01/21	470	378

		777

VENEZUELA - 0.9%
Petroleos de Venezuela SA
9.00%, 11/17/21	530	212
6.00%, 05/16/24	2,600	968
6.00%, 11/15/26	3,070	1,128
5.38%, 04/12/27	3,530	1,280
5.50%, 04/12/37	90	33

		3,621

VIETNAM - 0.2%
Debt and Asset Trading Corp., 1.00%, 10/10/25	1,480	710

Total Corporate Bonds and Notes (cost $108,229)		96,728

GOVERNMENT AND AGENCY OBLIGATIONS - 62.0%

BRAZIL - 6.0%
Brazil Inflation Indexed Notas do Tesouro Nacional, 6.00%, 08/15/16 - 08/15/40 (s), BRL	9,644	6,064
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/17 (j), BRL	29,594	5,974
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/18 - 01/01/25, BRL	62,604	12,504

		24,542

CHILE - 0.2%
Inflation Indexed Bonos del Banco Central de Chile en UF, 3.00%, 03/01/22 (n), CLP	435,695	676

COLOMBIA - 4.3%
Colombia Government International Bond
7.75%, 04/14/21, COP	1,138,000	365
4.38%, 03/21/23 (e), COP	1,858,000	488
5.00%, 06/15/45	770	643
Colombia TES
7.25%, 06/15/16, COP	8,488,900	2,686
11.25%, 10/24/18, COP	242,300	83
7.00%, 05/04/22, COP	29,411,100	8,752
10.00%, 07/24/24, COP	5,457,600	1,896
7.50%, 08/26/26, COP	1,333,100	387
6.00%, 04/28/28, COP	3,942,000	972

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
7.75%, 09/18/30, COP	4,850,000	1,370

		17,642

COSTA RICA - 0.2%
Costa Rica Government International Bond, 7.16%, 03/12/45 (r)	780	653

CROATIA - 0.8%
Croatia Government International Bond
6.25%, 04/27/17	660	684
6.63%, 07/14/20	130	139
3.88%, 05/30/22, EUR	2,220	2,419

		3,242

CZECH REPUBLIC - 1.5%
Czech Republic Government Bond
6.95%, 01/26/16, CZK	19,480	787
0.50%, 07/28/16, CZK	26,540	1,074
0.37%, 10/27/16 (i), CZK	99,960	4,053
3.00%, 03/11/25, EUR	320	317

		6,231

DOMINICAN REPUBLIC - 1.7%
Dominican Republic Bond, 11.38%, 07/06/29, DOP	48,700	1,079
Dominican Republic International Bond
9.04%, 01/23/18 (e)	1,131	1,196
16.95%, 02/04/22, DOP	57,900	1,664
10.38%, 03/04/22, DOP	900	20
11.50%, 05/10/24, DOP	39,500	905
18.50%, 02/04/28 (r), DOP	4,900	154
6.85%, 01/27/45 (r)	1,800	1,697
6.85%, 01/27/45	430	405

		7,120

HUNGARY - 0.9%
Hungary Government International Bond, 4.13%, 02/19/18	3,400	3,541

INDONESIA - 1.3%
Indonesia Government International Bond
11.63%, 03/04/19	400	502
4.63%, 04/15/43	200	172
Indonesia Treasury Bond, 6.13%, 05/15/28, IDR	3,000	—
Republic of Indonesia
4.75%, 01/08/26 (e) (r)	240	237
4.75%, 01/08/26 (e)	4,660	4,603

		5,514

LATVIA - 0.1%
Republic of Latvia, 5.25%, 02/22/17	490	512

MALAYSIA - 1.5%
Malaysia Government Bond
4.26%, 09/15/16, MYR	16,600	3,920
3.89%, 07/31/20, MYR	1,050	247
4.05%, 09/30/21, MYR	1,630	382
4.50%, 04/15/30, MYR	7,410	1,708

		6,257

MEXICO - 9.7%
Mexico Bonos
6.25%, 06/16/16, MXN	33	2
7.75%, 12/14/17, MXN	128,945	7,998
4.75%, 06/14/18, MXN	144,776	8,441
8.50%, 12/13/18, MXN	109,591	6,995
8.00%, 06/11/20 - 12/07/23, MXN	17,706	1,131
6.50%, 06/10/21 - 06/09/22, MXN	180,692	10,803
10.00%, 12/05/24, MXN	21,734	1,587

	Shares/Par †	Value
7.50%, 06/03/27, MXN	2,550	161
Mexico Government Inflation Indexed Bond
5.00%, 06/16/16 (n), MXN	21,718	1,267
3.50%, 12/14/17 (n), MXN	2,932	175
Mexico Inflation Indexed Udibonos
4.50%, 12/04/25 (n), MXN	18,128	1,153
4.00%, 11/08/46 (n), MXN	2,483	145

		39,858

PERU - 1.3%
Peru Government International Bond
5.70%, 08/12/24 (r), PEN	11,820	3,131
8.20%, 08/12/26, PEN	2,851	880
6.95%, 08/12/31, PEN	3,104	846
6.85%, 02/12/42, PEN	1,049	274

		5,131

PHILIPPINES - 0.3%
Philippine Government Bond, 4.95%, 01/15/21, PHP	49,000	1,058
Philippine Government International Bond, 6.25%, 01/14/36, PHP	13,000	305

		1,363

POLAND - 10.5%
Poland Government Bond
2.50%, 07/25/18, PLN	10,700	2,776
3.25%, 07/25/19 - 07/25/25, PLN	23,970	6,347
1.50%, 04/25/20, PLN	37,230	9,200
2.00%, 04/25/21, PLN	41,540	10,340
5.75%, 10/25/21 - 09/23/22, PLN	46,850	14,180

		42,843

PUERTO RICO - 0.7%
Commonwealth of Puerto Rico
5.25%, 07/01/27 - 07/01/37	100	65
5.13%, 07/01/31	25	16
5.50%, 07/01/32	45	29
5.63%, 07/01/32	20	13
6.00%, 07/01/34 - 07/01/39	305	200
8.00%, 07/01/35	810	587
5.88%, 07/01/36	20	13
5.75%, 07/01/38 - 07/01/41	95	62
5.00%, 07/01/41	45	29
Puerto Rico Commonwealth Aqueduct & Sewer Authority
5.50%, 07/01/28	25	17
5.00%, 07/01/33	20	13
5.75%, 07/01/37	140	93
6.00%, 07/01/38 - 07/01/44	65	44
Puerto Rico Sales Tax Financing Corp.
5.25%, 08/01/27 - 08/01/43	635	255
5.50%, 08/01/28 - 08/01/42	1,325	543
0.00%, 08/01/32 - 08/01/33 (k)	840	311
0.00%, 08/01/35 - 08/01/38 (j)	165	15
5.75%, 08/01/37	250	102
5.38%, 08/01/38 - 08/01/39	315	126
6.00%, 08/01/39 - 08/01/42	300	124
6.38%, 08/01/39	55	23
5.00%, 08/01/43	245	98

		2,778

ROMANIA - 1.0%
Romania Government Bond
5.90%, 07/26/17, RON	12,310	3,171
4.75%, 06/24/19, RON	3,400	893

		4,064

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
RUSSIAN FEDERATION - 3.6%
Russia Federal Bond
7.60%, 04/14/21, RUB	11,090	139
7.00%, 08/16/23, RUB	114,680	1,358
Russia Government Bond
6.20%, 01/31/18, RUB	90,690	1,155
7.50%, 03/15/18, RUB	66,080	865
7.60%, 07/20/22, RUB	131,020	1,626
7.00%, 01/25/23, RUB	146,110	1,742
8.15%, 02/03/27, RUB	229,009	2,877
7.05%, 01/19/28, RUB	97,202	1,111
Russia Government International Bond, 7.85%, 03/10/18, RUB	305,000	4,003

		14,876

SOUTH AFRICA - 3.2%
South Africa Government Bond
10.50%, 12/21/26 (e), ZAR	24,200	1,652
8.00%, 01/31/30 (e), ZAR	101,980	5,578
8.25%, 03/31/32 (e), ZAR	19,220	1,059
8.88%, 02/28/35 (e), ZAR	20,110	1,156
8.50%, 01/31/37 (e), ZAR	16,500	905
8.75%, 01/31/44, ZAR	20,640	1,143
8.75%, 02/28/49 (e), ZAR	32,860	1,813

		13,306

SRI LANKA - 0.2%
Sri Lanka Government International Bond, 6.85%, 11/03/25 (r)	940	885

THAILAND - 4.2%
Thailand Government Bond
3.65%, 12/17/21, THB	179,840	5,381
3.85%, 12/12/25, THB	33,640	1,043
3.58%, 12/17/27, THB	65,870	1,982
3.78%, 06/25/32, THB	20,200	611
Thailand Government Inflation Indexed Bond
1.20%, 07/14/21 (n), THB	120,649	3,178
1.25%, 03/12/28 (n), THB	203,232	4,959

		17,154

TURKEY - 5.2%
Republic of Turkey, 7.50%, 07/14/17	410	439
Turkey Government Bond
9.00%, 03/08/17, TRY	9,540	3,213
8.30%, 06/20/18, TRY	9,385	3,060
8.80%, 11/14/18, TRY	3,260	1,068
10.40%, 03/27/19, TRY	19,430	6,609
8.50%, 07/10/19, TRY	20,840	6,688
9.50%, 01/12/22, TRY	500	163

		21,240

UNITED STATES OF AMERICA - 3.0%
U.S. Treasury Note
1.75%, 12/31/20	3,500	3,497
1.88%, 05/31/22 (o)	1,000	991
2.13%, 12/31/22	7,800	7,815

		12,303

VENEZUELA - 0.6%
Venezuela Government International Bond
7.75%, 10/13/19	1,210	481
6.00%, 12/09/20	1,100	410
12.75%, 08/23/22	100	45
9.00%, 05/07/23	656	261
8.25%, 10/13/24	1,287	489
7.65%, 04/21/25	500	185
11.75%, 10/21/26	240	107
9.25%, 05/07/28	446	174

	Shares/Par †	Value
11.95%, 08/05/31	370	164
9.38%, 01/13/34	110	43
7.00%, 03/31/38	90	33

		2,392

Total Government and Agency Obligations (cost $329,225)		254,123

CREDIT LINKED STRUCTURED NOTES - 8.8%

COLOMBIA - 2.2%
Citigroup Funding Inc. Credit Linked Note (Republic of Colombia, 10.00%, 07/24/24, Moody's rating N/A), COP	1,642,000	560
Citigroup Funding Inc. Credit Linked Note (Republic of Colombia, 11.00%, 07/24/20, Moody's rating N/A), COP	4,514,000	1,594
Citigroup Funding Inc. Credit Linked Note (Republic of Colombia, 11.25%, 10/24/18, Moody's rating N/A) (r), COP	10,289,000	3,558
Citigroup Funding Inc. Credit Linked Note (Republic of Colombia, 11.25%, 10/24/18, Moody's rating N/A) (r), COP	9,263,000	3,204

		8,916

INDONESIA - 6.6%
Deutsche Bank AG Credit Linked Note (Indonesia Government, 7.00%, 05/15/27, Moody's rating Baa3) (r), IDR	17,900,000	1,118
Deutsche Bank AG Credit Linked Note (Indonesia Government, 8.25%, 06/15/32, Moody's rating Baa3) (r), IDR	13,600,000	916
Deutsche Bank AG Credit Linked Note (Indonesia Government, 8.25%, 07/15/21, Moody's rating Baa3) (p) (q), IDR	71,400,000	5,051
Deutsche Bank AG Credit Linked Note (Indonesia Government, 7.88%, 04/15/19, Moody's rating Baa3) (r), IDR	30,100,000	2,190
Deutsche Bank AG Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody's rating Baa3), IDR	19,500,000	1,379
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 6.63%, 05/15/33, Moody's rating Baa3) (r), IDR	2,800,000	160
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 6.63%, 05/15/33, Moody's rating Baa3) (r), IDR	46,000,000	2,621
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 7.88%, 04/15/19, Moody's rating Baa3) (r), IDR	21,400,000	1,513
JPMorgan Chase & Co. Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody's rating Baa3) (r), IDR	51,646,000	3,757
Standard Chartered Bank Credit Linked Note (Indonesia Government, 6.63%, 05/15/33, Moody's rating Baa3) (r), IDR	18,684,000	1,064
Standard Chartered Bank Credit Linked Note (Indonesia Government, 8.75%, 05/15/31, Moody's rating N/A) (r), IDR	16,014,000	1,139
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody's rating Baa3) (r), IDR	5,908,000	430
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody's rating Baa3) (r), IDR	5,254,000	382
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody's rating Baa3) (r), IDR	27,252,000	1,982

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody's rating Baa3) (r), IDR	9,900,000	720
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody's rating Baa3) (r), IDR	26,163,000	1,903
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/15/29, Moody's rating Baa3) (r), IDR	4,261,000	310
Standard Chartered Bank Credit Linked Note (Indonesia Government, 9.00%, 03/19/29, Moody's rating Baa3) (r), IDR	8,431,000	613

		27,248

Total Credit Linked Structured Notes (cost $53,349)		36,164

COMMON STOCKS - 0.0%

HONG KONG - 0.0%
New Cotai LLC (c) (f)	—	31

Total Common Stocks (cost $0)		31

SHORT TERM INVESTMENTS - 9.1%

Securities Lending Collateral - 5.7%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	23,314	23,314

Treasury Securities - 3.4%
Brazil Letras do Tesouro Nacional, 04/01/16, BRL	27,304	6,672
Malaysia Treasury Bill, 0.57%, 05/06/16, MYR	16,750	3,865
Mexico Cetes, 0.18%, 01/21/16, MXN	5,431	3,146

		13,683

Total Short Term Investments (cost $37,319)		36,997

Total Investments - 103.5% (cost $528,122)		424,043
Other Assets and Liabilities, Net - (3.5%)		(14,385)

Total Net Assets - 100.0%		$409,658

JNL/Goldman Sachs Mid Cap Value Fund

COMMON STOCKS - 97.8%

CONSUMER DISCRETIONARY - 10.3%
Burlington Stores Inc. (c)	9	$397
Columbia Sportswear Co.	3	123
Cooper Tire & Rubber Co.	4	135
Diamond Resorts International Inc. (c) (e)	13	343
Discovery Communications Inc. - Class A (c) (e)	276	7,364
Gap Inc. (e)	493	12,187
HanesBrands Inc.	33	974
Harman International Industries Inc.	3	297
HSN Inc.	4	209
Hyatt Hotels Corp. (c)	5	212
Jack in the Box Inc.	4	338
Jarden Corp. (c)	4	231
Lear Corp.	6	750
Lennar Corp. - Class A (e)	15	748
Liberty Media Corp. - Class C (c)	197	7,516
Liberty Ventures - Class A (c)	15	656
Lions Gate Entertainment Corp. (e)	7	228
Lithia Motors Inc. - Class A (e)	5	567
Live Nation Inc. (c)	27	654
MGM Resorts International (c)	520	11,817
Mohawk Industries Inc. (c)	37	7,008
MSG Networks Inc. - Class A (c)	3	55

	Shares/Par †	Value
Newell Rubbermaid Inc.	9	384
Nexstar Broadcasting Group Inc. - Class A (e)	16	936
Office Depot Inc. (c)	15	86
Ralph Lauren Corp. - Class A	181	20,226
Sally Beauty Holdings Inc. (c) (e)	300	8,371
Scripps Networks Interactive Inc. - Class A	188	10,386
Six Flags Entertainment Corp.	8	452
Staples Inc.	672	6,360
Urban Outfitters Inc. (c)	232	5,284
Vail Resorts Inc.	4	561
Williams-Sonoma Inc.	154	9,006

		114,861

CONSUMER STAPLES - 5.7%
ConAgra Foods Inc.	343	14,475
Edgewell Personal Care Co.	136	10,674
Mead Johnson Nutrition Co. (e)	112	8,805
Molson Coors Brewing Co. - Class B	4	411
Pinnacle Foods Inc.	14	591
Spectrum Brands Holdings Inc.	8	793
TreeHouse Foods Inc. (c)	12	961
Tyson Foods Inc. - Class A (e)	225	12,006
Whole Foods Market Inc.	442	14,813

		63,529

ENERGY - 7.7%
Antero Resources Corp. (c) (e)	592	12,914
Carrizo Oil & Gas Inc. (c)	15	448
Concho Resources Inc. (c)	166	15,373
Continental Resources Inc. (c)	268	6,165
Diamondback Energy Inc. (c)	8	519
Golar LNG Ltd.	13	209
Gulfport Energy Corp. (c)	411	10,097
Newfield Exploration Co. (c)	239	7,772
Noble Energy Inc.	382	12,575
Pioneer Natural Resources Co.	119	14,978
Rice Energy Inc. (c)	35	383
Southwestern Energy Co. (c) (e)	247	1,754
Tesoro Corp.	22	2,340
Whiting Petroleum Corp. (c)	41	389
WPX Energy Inc. (c) (e)	53	303

		86,219

FINANCIALS - 34.2%
Affiliated Managers Group Inc. (c)	31	4,927
Allied World Assurance Co. Holdings Ltd.	19	699
American Campus Communities Inc.	13	535
American Equity Investment Life Holding Co.	17	410
American Financial Group Inc.	8	566
AmTrust Financial Services Inc. (e)	12	724
Arthur J Gallagher & Co.	249	10,205
BancorpSouth Inc.	13	302
Bank of Hawaii Corp. (e)	11	701
Bank of the Ozarks Inc.	13	620
BankUnited Inc.	22	802
Brixmor Property Group Inc.	789	20,364
CBL & Associates Properties Inc.	30	370
Citizens Financial Group Inc.	1,033	27,043
CNO Financial Group Inc.	38	725
DDR Corp. (e)	779	13,113
E*TRADE Financial Corp. (c)	21	637
East West Bancorp Inc.	18	747
Empire State Realty Trust Inc. - Class A	43	777
Endurance Specialty Holdings Ltd.	10	669
EverBank Financial Corp.	22	345
Everest Re Group Ltd.	84	15,433
Federal Realty Investment Trust	90	13,093
First Horizon National Corp.	391	5,672

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Genworth Financial Inc. - Class A (c)	999	3,727
Glacier Bancorp Inc.	16	437
Hanover Insurance Group Inc.	6	496
Highwoods Properties Inc.	23	1,018
Huntington Bancshares Inc.	1,829	20,231
Kennedy-Wilson Holdings Inc.	12	290
KeyCorp	599	7,906
Legg Mason Inc.	8	295
Lincoln National Corp.	506	25,419
M&T Bank Corp.	141	17,128
MarketAxess Holdings Inc.	3	306
Mid-America Apartment Communities Inc.	94	8,495
National Health Investors Inc. (e)	3	196
Navient Corp.	289	3,304
OM Asset Management Plc	24	366
PacWest Bancorp	176	7,576
Pebblebrook Hotel Trust	32	899
Post Properties Inc.	19	1,113
Principal Financial Group Inc.	244	10,958
PrivateBancorp Inc. (e)	18	745
ProAssurance Corp.	5	262
ProLogis Inc.	409	17,537
Prosperity Bancshares Inc.	8	400
PS Business Parks Inc.	6	538
Radian Group Inc.	22	297
Raymond James Financial Inc.	390	22,614
RLJ Lodging Trust	560	12,116
Signature Bank (c)	5	833
SLM Corp. (c)	1,861	12,131
Starwood Property Trust Inc.	745	15,327
Stifel Financial Corp. (c)	9	393
Synovus Financial Corp.	26	829
Texas Capital Bancshares Inc. (c)	3	172
Torchmark Corp. (e)	9	495
UMB Financial Corp.	4	175
Validus Holdings Ltd.	13	616
Ventas Inc.	191	10,789
Virtu Financial Inc. - Class A	7	149
Vornado Realty Trust	118	11,765
Voya Financial Inc.	208	7,683
Webster Financial Corp.	20	743
WR Berkley Corp.	258	14,133
XL Group Plc	227	8,911
Zions Bancorp	472	12,881

		382,173

HEALTH CARE - 6.6%
Air Methods Corp. (c) (e)	12	483
Allscripts-Misys Healthcare Solutions Inc. (c)	20	302
Amsurg Corp. (c)	4	288
Baxalta Inc.	168	6,560
Bruker Corp. (c)	6	149
Cardinal Health Inc.	72	6,423
Catalent Inc. (c)	12	306
Endo International Plc (c)	258	15,796
Envision Healthcare Holdings Inc. (c)	227	5,902
HealthSouth Corp.	15	517
Laboratory Corp. of America Holdings (c)	123	15,188
Mylan NV (c) (e)	109	5,919
Patterson Cos. Inc.	7	300
Teleflex Inc.	3	356
Zimmer Biomet Holdings Inc.	147	15,051

		73,540

INDUSTRIALS - 9.2%
Armstrong World Industries Inc. (c)	219	10,026
Carlisle Cos. Inc.	7	664
Curtiss-Wright Corp.	2	156

	Shares/Par †	Value
EMCOR Group Inc.	6	303
Esterline Technologies Corp. (c)	11	876
Fortune Brands Home & Security Inc.	282	15,628
HD Supply Holdings Inc. (c)	19	560
Hertz Global Holdings Inc. (c) (e)	1,042	14,825
Hubbell Inc.	44	4,412
Ingersoll-Rand Plc	277	15,298
ITT Corp.	15	558
Kennametal Inc. (e)	14	266
Kirby Corp. (c)	95	5,019
Landstar System Inc.	5	273
Manitowoc Co. Inc. (e)	38	577
Sensata Technologies Holding NV (c)	11	516
Textron Inc.	236	9,911
Timken Co.	15	430
Towers Watson & Co. - Class A	6	742
Triumph Group Inc.	176	6,987
United Continental Holdings Inc. (c)	231	13,253
Waste Connections Inc.	11	605
WESCO International Inc. (c)	7	295
Xylem Inc.	23	848

		103,028

INFORMATION TECHNOLOGY - 11.3%
Booz Allen Hamilton Holding Corp. - Class A	13	408
Broadridge Financial Solutions Inc.	8	448
Brocade Communications Systems Inc.	2,049	18,812
Citrix Systems Inc. (c)	8	637
Cypress Semiconductor Corp. (e)	47	465
F5 Networks Inc. (c)	55	5,336
Fidelity National Information Services Inc.	247	14,981
First Data Corp. - Class A (c)	566	9,061
Harris Corp.	4	365
IAC/InterActiveCorp.	135	8,088
Ingram Micro Inc. - Class A	21	628
Intersil Corp. - Class A	199	2,538
Marvell Technology Group Ltd.	19	171
Maxim Integrated Products Inc.	366	13,926
Microchip Technology Inc.	10	483
NCR Corp. (c)	17	418
Nice Systems Ltd. - ADR	5	286
Pandora Media Inc. (c)	275	3,687
PTC Inc. (c)	10	341
Symantec Corp.	575	12,067
Teradyne Inc.	15	314
Verint Systems Inc. (c)	16	634
Viavi Solutions Inc. (c)	954	5,812
VMware Inc. - Class A (c) (e)	202	11,427
WEX Inc. (c)	102	9,040
Xilinx Inc.	126	5,939

		126,312

MATERIALS - 5.5%
Albemarle Corp.	11	591
Axalta Coating Systems Ltd. (c)	340	9,057
Bemis Co. Inc.	2	80
Berry Plastics Group Inc. (c)	10	351
Celanese Corp. - Class A	219	14,714
CF Industries Holdings Inc.	238	9,732
Eagle Materials Inc.	5	328
Martin Marietta Materials Inc.	81	11,131
Methanex Corp.	1	29
Packaging Corp. of America	222	13,999
PolyOne Corp.	9	286
Steel Dynamics Inc. (e)	27	476
WR Grace & Co. (c)	5	534

		61,308

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
UTILITIES - 7.3%
Alliant Energy Corp.	7	441
Ameren Corp.	161	6,951
Aqua America Inc.	24	703
Atmos Energy Corp.	17	1,050
CMS Energy Corp.	23	848
Dynegy Inc. (c) (e)	9	115
FirstEnergy Corp.	628	19,912
IDACORP Inc.	8	514
NRG Energy Inc.	237	2,795
PG&E Corp.	253	13,478
Pinnacle West Capital Corp.	12	761
SCANA Corp.	203	12,281
Sempra Energy	216	20,294
Vectren Corp.	12	520
Westar Energy Inc.	16	694
WGL Holdings Inc.	8	518

		81,875

Total Common Stocks (cost $1,131,311)		1,092,845

SHORT TERM INVESTMENTS - 5.6%

Investment Company - 2.1%
JNL Money Market Fund, 0.19% (a) (h)	23,628	23,628

Securities Lending Collateral - 3.5%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	39,564	39,564

Total Short Term Investments (cost $63,192)		63,192

Total Investments - 103.4% (cost $1,194,503)		1,156,037
Other Assets and Liabilities, Net - (3.4%)		(38,179)

Total Net Assets - 100.0%		$1,117,858

JNL/Goldman Sachs U.S. Equity Flex Fund

COMMON STOCKS - 131.8%

CONSUMER DISCRETIONARY - 19.4%
CBS Corp. - Class B	86	$4,044
Comcast Corp. - Class A	115	6,484
Gap Inc. (e)	256	6,318
Kate Spade & Co. (c) (e)	92	1,639
Lowe’s Cos. Inc.	61	4,665
MGM Resorts International (c)	161	3,654
Priceline Group Inc. (c)	6	7,782
Ralph Lauren Corp. - Class A (e) (o)	83	9,291
TJX Cos. Inc.	68	4,825
Twenty-First Century Fox Inc. - Class B	281	7,655
Urban Outfitters Inc. (c) (e)	129	2,931
Viacom Inc. - Class B	158	6,503
Williams-Sonoma Inc.	44	2,559
Yum! Brands Inc.	111	8,128

		76,478

CONSUMER STAPLES - 14.5%
Altria Group Inc.	86	4,990
Coca-Cola Co. (o)	230	9,896
ConAgra Foods Inc.	53	2,239
Edgewell Personal Care Co.	30	2,375
Kimberly-Clark Corp.	34	4,293
Mondelez International Inc. - Class A	105	4,719
Procter & Gamble Co.	36	2,847
Tyson Foods Inc. - Class A (e)	85	4,521
Unilever NV - ADR	85	3,669
Wal-Mart Stores Inc.	85	5,205
Walgreens Boots Alliance Inc.	65	5,538

	Shares/Par †	Value
Whole Foods Market Inc. (e)	197	6,609

		56,901

ENERGY - 6.9%
Apache Corp.	90	4,015
Cabot Oil & Gas Corp. - Class A	183	3,240
Devon Energy Corp.	121	3,882
Exxon Mobil Corp. (o)	157	12,232
Southwestern Energy Co. (c) (e)	521	3,704

		27,073

FINANCIALS - 23.0%
Affiliated Managers Group Inc. (c)	43	6,851
American International Group Inc.	131	8,091
Bank of America Corp. (o)	605	10,176
BlackRock Inc.	14	4,741
Blackstone Mortgage Trust Inc. - Class A	142	3,798
Citigroup Inc.	142	7,348
Citizens Financial Group Inc.	191	5,002
Fifth Third Bancorp	195	3,920
Hartford Financial Services Group Inc.	92	4,019
JPMorgan Chase & Co. (o)	149	9,851
MetLife Inc.	178	8,588
Prudential Financial Inc. (o)	139	11,337
Synchrony Financial (c)	97	2,961
Wells Fargo & Co.	72	3,925

		90,608

HEALTH CARE - 19.3%
Aetna Inc. (o)	113	12,255
Allergan Plc (c)	25	7,910
Amgen Inc.	8	1,240
Biogen Inc. (c)	20	6,172
Bristol-Myers Squibb Co.	26	1,812
Celgene Corp. (c)	42	5,036
Express Scripts Holding Co. (c)	37	3,239
Gilead Sciences Inc.	22	2,275
Johnson & Johnson	19	1,905
Medtronic Plc	116	8,947
Merck & Co. Inc.	47	2,484
Mylan NV (c)	127	6,885
Pfizer Inc. (o)	372	12,003
Vertex Pharmaceuticals Inc. (c)	29	3,608

		75,771

INDUSTRIALS - 11.5%
ADT Corp. (e)	119	3,939
Boeing Co.	46	6,709
Eaton Corp. Plc	57	2,984
General Electric Co. (o)	457	14,228
Hertz Global Holdings Inc. (c)	407	5,787
Timken Co.	44	1,257
United Continental Holdings Inc. (c)	52	2,969
United Parcel Service Inc. - Class B	78	7,539

		45,412

INFORMATION TECHNOLOGY - 29.9%
Activision Blizzard Inc.	121	4,673
Adobe Systems Inc. (c)	57	5,329
Alphabet Inc. - Class A (c) (o)	19	14,479
Apple Inc. (o)	107	11,309
Autodesk Inc. (c)	55	3,373
Brocade Communications Systems Inc.	184	1,689
Cisco Systems Inc. (o)	353	9,588
EMC Corp. (o)	561	14,417
First Data Corp. - Class A (c)	249	3,996
Intel Corp.	219	7,540
Maxim Integrated Products Inc.	72	2,741
Microsoft Corp.	103	5,739

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
NetApp Inc.	158	4,183
Oracle Corp. (o)	260	9,495
Pandora Media Inc. (c) (e)	183	2,460
QUALCOMM Inc.	127	6,323
SAP SE - ADR (e)	57	4,521
Symantec Corp.	275	5,765

		117,620

MATERIALS - 1.9%
E. I. du Pont de Nemours & Co.	85	5,660
Martin Marietta Materials Inc.	13	1,837

		7,497

TELECOMMUNICATION SERVICES - 4.0%
AT&T Inc. (o)	326	11,218
Verizon Communications Inc.	96	4,444

		15,662

UTILITIES - 1.4%
FirstEnergy Corp.	39	1,246
NextEra Energy Inc.	16	1,617
PG&E Corp.	47	2,515

		5,378

Total Common Stocks (cost $522,538)		518,400

SHORT TERM INVESTMENTS - 11.1%

Investment Company - 1.8%
JNL Money Market Fund, 0.19% (a) (h)	7,130	7,130
Securities Lending Collateral - 9.3%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	36,391	36,391

Total Short Term Investments (cost $43,521)		43,521

Total Investments - 142.9% (cost $566,059)		561,921
Total Securities Sold Short - (34.9%) (proceeds $134,883)		(137,398)
Other Assets and Liabilities, Net - (8.0%)		(31,205)

Total Net Assets - 100.0%		$393,318

SECURITIES SOLD SHORT - 34.9%

COMMON STOCKS - 34.9%

CONSUMER DISCRETIONARY - 7.8%
Abercrombie & Fitch Co. - Class A	111	$2,993
American Eagle Outfitters Inc.	119	1,849
AutoZone Inc.	2	1,544
Coach Inc.	35	1,157
Foot Locker Inc.	35	2,250
Interpublic Group of Cos. Inc.	97	2,265
J.C. Penney Co. Inc.	197	1,312
Las Vegas Sands Corp.	13	553
Marriott International Inc. - Class A	12	790
Meredith Corp.	30	1,318
News Corp. - Class A	106	1,416
Omnicom Group Inc.	30	2,296
Target Corp.	44	3,187
Tumi Holdings Inc.	93	1,542
Walt Disney Co.	30	3,201
Wayfair Inc. - Class A	47	2,233
Wynn Resorts Ltd.	8	562

		30,468

CONSUMER STAPLES - 4.0%
Archer-Daniels-Midland Co.	30	1,097
Campbell Soup Co.	49	2,580
Central Garden & Pet Co. - Class A	103	1,407
Clorox Co.	24	3,041

	Shares/Par †	Value
CVS Health Corp.	19	1,842
General Mills Inc.	42	2,438
Hormel Foods Corp.	44	3,509

		15,914

ENERGY - 3.0%
Chevron Corp.	24	2,171
Helmerich & Payne Inc.	33	1,750
Murphy Oil Corp.	22	491
Phillips 66	48	3,927
Seadrill Ltd.	250	847
Valero Energy Corp.	37	2,633

		11,819

FINANCIALS - 5.6%
Apartment Investment & Management Co. - Class A	26	1,051
Berkshire Hathaway Inc. - Class B	27	3,542
FactSet Research Systems Inc.	19	3,107
FirstMerit Corp.	95	1,769
HSBC Holdings Plc - ADR	123	4,843
LPL Financial Holdings Inc.	38	1,606
MSCI Inc.	18	1,332
People’s United Financial Inc.	205	3,308
Valley National Bancorp	153	1,505

		22,063

HEALTH CARE - 2.7%
AmerisourceBergen Corp.	17	1,766
athenahealth Inc.	6	935
Edwards Lifesciences Corp.	18	1,452
Hologic Inc.	19	737
Novo-Nordisk A/S - ADR	38	2,195
Regeneron Pharmaceuticals Inc.	2	969
Stryker Corp.	16	1,494
Universal Health Services Inc. - Class B	8	981

		10,529

INDUSTRIALS - 2.5%
ABB Ltd. - ADR	101	1,796
Cintas Corp.	23	2,098
Deere & Co.	10	781
Lockheed Martin Corp.	9	1,858
Northrop Grumman Systems Corp.	10	1,929
Precision Castparts Corp.	6	1,368

		9,830

INFORMATION TECHNOLOGY - 7.3%
Corning Inc.	192	3,509
Electronic Arts Inc.	37	2,556
Flextronics International Ltd.	299	3,351
International Business Machines Corp.	22	3,013
Lam Research Corp.	47	3,739
Motorola Solutions Inc.	28	1,901
Paychex Inc.	58	3,044
SYNNEX Corp.	21	1,874
Total System Services Inc.	68	3,384
Xerox Corp.	213	2,268

		28,639

MATERIALS - 1.0%
Alcoa Inc.	266	2,628
Eastman Chemical Co.	22	1,474

		4,102

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
UTILITIES - 1.0%
Consolidated Edison Inc.	63	4,034

Total Securities Sold Short - 34.9% (proceeds $134,883)		$137,398

JNL/Invesco Global Real Estate Fund

COMMON STOCKS - 98.4%

AUSTRALIA - 5.6%
Dexus Property Group	1,358	$7,365
Goodman Group (e)	3,330	15,090
Mirvac Group	5,472	7,833
Scentre Group	5,455	16,546
Stockland (e)	4,783	14,198
Vicinity Centres	13,341	27,064
Westfield Corp.	2,682	18,452

		106,548

CANADA - 2.2%
Allied Properties REIT	667	15,206
Canadian REIT	345	10,490
First Capital Realty Inc.	489	6,489
H&R REIT	684	9,917

		42,102

CHINA - 1.1%
Cheung Kong Property Holdings Ltd.	3,299	21,341

FRANCE - 3.6%
Icade SA	200	13,421
Klepierre	186	8,254
Mercialys SA	343	6,940
Unibail-Rodamco SE	156	39,715

		68,330

GERMANY - 3.3%
Deutsche Wohnen AG	494	13,670
LEG Immobilien AG	329	26,782
Vonovia SE	740	22,873

		63,325

HONG KONG - 6.5%
Henderson Land Development Co. Ltd.	722	4,404
Hongkong Land Holdings Ltd.	2,798	19,541
Link REIT	3,047	18,166
New World Development Ltd.	12,804	12,573
Sun Hung Kai Properties Ltd.	3,295	39,605
Swire Properties Ltd.	7,276	20,920
Wharf Holdings Ltd.	1,446	7,972

		123,181

IRELAND - 0.4%
Green REIT plc	4,378	7,576

JAPAN - 11.0%
Activia Properties Inc.	3	10,692
Advance Residence Investment Corp. (e)	1	1,937
Daiwa House REIT Investment Corp. (e)	—	811
GLP J-REIT	5	4,950
Hulic REIT Inc. (e)	1	1,607
Japan Hotel REIT Investment Corp.	20	14,731
Japan Logistics Fund Inc.	1	2,057
Japan Real Estate Investment Corp.	5	25,865
Japan Retail Fund Investment Corp. (e)	6	10,737
Kenedix Retail REIT Corp.	2	5,182
Mitsubishi Estate Co. Ltd.	2,652	55,144
Mitsui Fudosan Co. Ltd.	1,975	49,568
Nippon Prologis REIT Inc.	2	4,063

	Shares/Par †	Value
Nomura Real Estate Master Fund Inc. (c) (e)	6	7,796
Tokyu Fudosan Holdings Corp.	1,389	8,709
United Urban Investment Corp.	4	5,303

		209,152

MALTA - 0.0%
BGP Holdings Plc (c) (f) (q)	5,552	—

NETHERLANDS - 0.9%
Wereldhave NV	308	17,286

SINGAPORE - 1.7%
Ascendas REIT	6,337	10,156
CapitaLand Ltd. (e)	5,882	13,826
Mapletree Industrial Trust (e)	8,232	8,824

		32,806

SPAIN - 0.8%
Inmobiliaria Colonial SA (c)	11,340	7,901
Merlin Properties Socimi SA	625	7,832

		15,733

SWEDEN - 1.6%
Castellum AB	491	6,991
Fabege AB	670	11,068
Wihlborgs Fastigheter AB	588	11,848

		29,907

UNITED KINGDOM - 6.3%
Big Yellow Group Plc	381	4,522
Derwent London Plc	300	16,242
Great Portland Estates Plc	2,202	26,837
Kennedy Wilson Europe Real Estate Plc	530	9,433
Land Securities Group Plc	3,016	52,283
Unite Group Plc	1,144	11,050

		120,367

UNITED STATES OF AMERICA - 53.4%
American Campus Communities Inc.	586	24,221
American Homes For Rent - Class A	659	10,976
AvalonBay Communities Inc.	479	88,236
Boston Properties Inc.	352	44,947
Brandywine Realty Trust	597	8,152
Brixmor Property Group Inc.	1,409	36,382
Brookdale Senior Living Inc. (c)	735	13,567
Camden Property Trust	138	10,568
Care Capital Properties Inc.	562	17,193
Cousins Properties Inc.	2,143	20,212
CyrusOne Inc.	593	22,193
DiamondRock Hospitality Co.	1,628	15,714
Empire State Realty Trust Inc. - Class A	1,163	21,007
Equinix Inc.	62	18,691
Equity Lifestyle Properties Inc.	125	8,310
Essex Property Trust Inc.	51	12,228
Extra Space Storage Inc.	411	36,281
Federal Realty Investment Trust	190	27,748
First Industrial Realty Trust Inc.	701	15,509
General Growth Properties Inc.	1,087	29,580
HCP Inc.	1,481	56,643
Healthcare Realty Trust Inc.	1,080	30,584
Healthcare Trust of America Inc. - Class A (e)	705	19,011
Hilton Worldwide Holdings Inc.	1,139	24,374
Hudson Pacific Properties Inc.	811	22,812
InfraREIT Inc.	411	7,610
Kilroy Realty Corp.	202	12,809
LaSalle Hotel Properties	269	6,758
Mid-America Apartment Communities Inc.	278	25,236
ProLogis Inc.	872	37,423
Public Storage	148	36,613
QTS Realty Trust Inc. - Class A	241	10,861
Realty Income Corp. (e)	457	23,575

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Retail Opportunity Investments Corp. (e)	1,120	20,043
Rexford Industrial Realty Inc. (e)	652	10,668
RLJ Lodging Trust	142	3,065
Simon Property Group Inc.	496	96,362
Sunstone Hotel Investors Inc.	748	9,337
Terreno Realty Corp. (e)	53	1,203
Vornado Realty Trust	363	36,236
Washington REIT (e)	608	16,453
Weingarten Realty Investors	821	28,402

		1,017,793

Total Common Stocks (cost $1,847,037)		1,875,447

RIGHTS - 0.0%

SINGAPORE - 0.0%
Ascendas REIT (c) (f)	238	14

Total Rights (cost $0)		14

SHORT TERM INVESTMENTS - 3.2%

Investment Company - 1.1%
JNL Money Market Fund, 0.19% (a) (h)	21,618	21,618

Securities Lending Collateral - 2.1%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	39,590	39,590

Total Short Term Investments (cost $61,208)		61,208

Total Investments - 101.6% (cost $1,908,245)		1,936,669
Other Assets and Liabilities, Net - (1.6%)		(30,458)

Total Net Assets - 100.0%		$1,906,211

JNL/Invesco Small Cap Growth Fund

COMMON STOCKS - 95.7%

CONSUMER DISCRETIONARY - 15.1%
BJ’s Restaurants Inc. (c)	211	$9,171
Brinker International Inc.	176	8,424
Brunswick Corp.	203	10,247
CalAtlantic Group Inc.	242	9,193
Carter’s Inc.	105	9,379
Cheesecake Factory Inc.	195	8,974
Choice Hotels International Inc.	51	2,567
Domino’s Pizza Inc.	102	11,332
DSW Inc. - Class A	277	6,600
Dunkin’ Brands Group Inc. (e)	210	8,933
Expedia Inc.	57	7,093
Five Below Inc. (c) (e)	223	7,148
G-III Apparel Group Ltd. (c)	277	12,251
IMAX Corp. (c) (e)	280	9,965
Jack in the Box Inc.	150	11,541
Penn National Gaming Inc. (c)	622	9,961
Pool Corp.	159	12,846
Steven Madden Ltd. (c)	260	7,845
Texas Roadhouse Inc.	306	10,950
Vail Resorts Inc. (e)	105	13,491
Visteon Corp. (c)	101	11,563

		199,474

CONSUMER STAPLES - 1.7%
B&G Foods Inc. (e)	252	8,820
Lancaster Colony Corp.	122	14,104

		22,924

ENERGY - 1.8%
Dril-Quip Inc. (c)	108	6,382
Energen Corp.	144	5,911

	Shares/Par †	Value
Laredo Petroleum Holdings Inc. (c) (e)	703	5,621
Patterson-UTI Energy Inc.	410	6,183

		24,097

FINANCIALS - 7.6%
American Equity Investment Life Holding Co. (e)	433	10,394
BankUnited Inc.	272	9,823
Cathay General Bancorp	337	10,552
Corrections Corp. of America	319	8,455
Cullen/Frost Bankers Inc. (e)	142	8,550
Hancock Holding Co.	290	7,305
Home Bancshares Inc.	286	11,587
Janus Capital Group Inc.	542	7,642
MarketAxess Holdings Inc.	70	7,865
SVB Financial Group (c)	105	12,438
WisdomTree Investments Inc. (e)	338	5,303

		99,914

HEALTH CARE - 25.1%
ACADIA Pharmaceuticals Inc. (c) (e)	170	6,068
Affymetrix Inc. (c) (e)	655	6,605
Alere Inc. (c)	129	5,035
Alnylam Pharmaceuticals Inc. (c)	61	5,763
Anacor Pharmaceuticals Inc. (c) (e)	98	11,043
Bio-Techne Corp.	111	10,023
Catalent Inc. (c)	364	9,116
Cepheid Inc. (c) (e)	205	7,477
Chemed Corp.	128	19,183
Community Health Systems Inc. (c)	243	6,456
DexCom Inc. (c)	222	18,208
Enanta Pharmaceuticals Inc. (c) (e)	132	4,353
Envision Healthcare Holdings Inc. (c)	280	7,269
Exelixis Inc. (c) (e)	1,160	6,543
Halozyme Therapeutics Inc. (c) (e)	385	6,668
HealthEquity Inc. (c) (e)	297	7,455
HealthSouth Corp. (e)	300	10,444
Hill-Rom Holdings Inc.	222	10,683
HMS Holdings Corp. (c)	200	2,473
Impax Laboratories Inc. (c) (e)	162	6,911
Incyte Corp. (c)	90	9,775
Momenta Pharmaceuticals Inc. (c)	641	9,516
Nektar Therapeutics (c) (e)	776	13,071
Neurocrine Biosciences Inc. (c)	245	13,874
NuVasive Inc. (c)	200	10,839
NxStage Medical Inc. (c)	466	10,205
PAREXEL International Corp. (c)	150	10,189
PerkinElmer Inc.	208	11,151
Prestige Brands Holdings Inc. (c)	130	6,711
Repligen Corp. (c)	267	7,554
Seattle Genetics Inc. (c) (e)	224	10,048
Select Medical Holdings Corp.	714	8,498
Sirona Dental Systems Inc. (c)	110	12,032
VCI Inc. (c) (e)	338	18,586
VWR Corp. (c)	412	11,660

		331,485

INDUSTRIALS - 13.4%
Acuity Brands Inc.	84	19,578
AO Smith Corp.	127	9,743
CEB Inc.	136	8,337
Forward Air Corp.	239	10,293
Hexcel Corp.	208	9,673
ITT Corp.	279	10,134
Kirby Corp. (c)	153	8,060
Knight Transportation Inc.	480	11,641
Masonite International Corp. (c) (e)	158	9,679
Old Dominion Freight Line Inc. (c)	136	8,058

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Pitney Bowes Inc. (e)	514	10,620
Steelcase Inc. - Class A	597	8,895
Swift Transporation Co. - Class A (c) (e)	513	7,087
TransDigm Group Inc. (c)	45	10,254
WABCO Holdings Inc. (c)	118	12,098
Wabtec Corp.	137	9,770
Watsco Inc.	105	12,333

		176,253

INFORMATION TECHNOLOGY - 26.8%
Arris Group Inc. (c)	457	13,963
Aspen Technology Inc. (c)	274	10,363
Atmel Corp.	1,344	11,570
Booz Allen Hamilton Holding Corp. - Class A	435	13,415
Cavium Inc. (c)	167	10,984
Cognex Corp.	242	8,169
CommVault Systems Inc. (c)	231	9,107
CoStar Group Inc. (c)	88	18,177
Cray Inc. (c) (e)	367	11,903
EPAM Systems Inc. (c)	244	19,156
Fair Isaac Corp.	119	11,195
Guidewire Software Inc. (c)	221	13,273
Infinera Corp. (c) (e)	487	8,830
Interactive Intelligence Group (c)	178	5,600
Manhattan Associates Inc. (c)	408	26,976
Mentor Graphics Corp.	448	8,244
MicroStrategy Inc. - Class A (c)	70	12,574
MKS Instruments Inc.	285	10,255
Monolithic Power Systems Inc.	218	13,898
Pandora Media Inc. (c) (e)	480	6,441
Power Integrations Inc.	201	9,758
Proofpoint Inc. (c) (e)	183	11,919
QLIK Technologies Inc. (c)	358	11,349
Qualys Inc. (c)	282	9,321
Silicon Laboratories Inc. (c)	205	9,952
SolarWinds Inc. (c)	225	13,250
SYNNEX Corp.	134	12,032
Take-Two Interactive Software Inc. (c)	298	10,368
Ultimate Software Group Inc. (c)	74	14,564
Verint Systems Inc. (c) (e)	173	7,003

		353,609

MATERIALS - 2.8%
Berry Plastics Group Inc. (c)	292	10,582
Carpenter Technology Corp.	145	4,383
Martin Marietta Materials Inc.	81	11,050
PolyOne Corp.	332	10,542

		36,557

TELECOMMUNICATION SERVICES - 1.4%
SBA Communications Corp. (c)	175	18,359

Total Common Stocks (cost $1,181,846)		1,262,672

SHORT TERM INVESTMENTS - 10.0%

Investment Company - 5.2%
JNL Money Market Fund, 0.19% (a) (h)	68,603	68,603

Securities Lending Collateral - 4.8%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	63,460	63,460

Total Short Term Investments (cost $132,063)		132,063

Total Investments - 105.7% (cost $1,313,909)		1,394,735
Other Assets and Liabilities, Net - (5.7%)		(75,184)

Total Net Assets - 100.0%		$1,319,551

	Shares/Par †	Value
JNL/Ivy Asset Strategy Fund (b)

COMMON STOCKS - 66.7%

CONSUMER DISCRETIONARY - 11.8%
Chipotle Mexican Grill Inc. (c)	48	$23,225
Comcast Corp. - Class A	480	27,064
Continental AG	148	35,827
Delphi Automotive Plc (e)	361	30,931
Delta Topco Ltd. (f) (p) (q)	59,271	2,333
Home Depot Inc.	427	56,484
L Brands Inc.	395	37,811
McDonald’s Corp.	257	30,374
Media Group Holdings LLC (c) (f) (p) (q) (x)	39,866	34,064

		278,113

CONSUMER STAPLES - 9.3%
Coca-Cola Co.	1,238	53,163
Costco Wholesale Corp.	119	19,251
ITC Ltd.	1,450	7,172
Kraft Heinz Foods Co.	656	47,701
Mead Johnson Nutrition Co. (e)	179	14,108
PepsiCo Inc.	267	26,629
Philip Morris International Inc.	497	43,683
SABMiller Plc	112	6,682

		218,389

ENERGY - 5.9%
Anadarko Petroleum Corp.	163	7,938
Cabot Oil & Gas Corp.	123	2,169
EOG Resources Inc.	239	16,947
Halliburton Co.	796	27,092
Noble Energy Inc.	605	19,933
Phillips 66	443	36,274
Pioneer Natural Resources Co.	17	2,144
Plains GP Holdings LP - Class A	1,653	15,617
Schlumberger Ltd.	163	11,341

		139,455

FINANCIALS - 10.8%
AIA Group Ltd.	9,688	57,885
Axis Bank Ltd.	2,575	17,372
Citigroup Inc.	1,061	54,907
Intesa Sanpaolo SpA	8,450	28,062
JPMorgan Chase & Co.	687	45,356
Mitsubishi UFJ Financial Group Inc.	1,056	6,543
State Bank of India	2,602	8,792
Wells Fargo & Co.	653	35,475

		254,392

HEALTH CARE - 11.9%
Alexion Pharmaceuticals Inc. (c)	126	24,034
Allergan Plc (c)	175	54,728
Amgen Inc.	254	41,281
Anthem Inc. (e)	150	20,874
Biogen Inc. (c)	90	27,633
Bristol-Myers Squibb Co.	367	25,253
Medtronic Plc	228	17,569
Pfizer Inc.	1,219	39,343
Shire Plc - ADR	118	24,210
Teva Pharmaceutical Industries Ltd. - ADR	106	6,938

		281,863

INDUSTRIALS - 3.6%
Fanuc Ltd.	121	20,830
Ingersoll-Rand Plc	423	23,393
Larsen & Toubro Ltd.	846	16,261
Lockheed Martin Corp.	112	24,408

		84,892

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
INFORMATION TECHNOLOGY - 13.4%
Adobe Systems Inc. (c)	450	42,254
Alibaba Group Holding Ltd. - ADR (c) (e)	332	26,998
Alliance Data Systems Corp. (c)	108	29,731
Alphabet Inc. - Class A (c)	54	42,013
Cognizant Technology Solutions Corp. - Class A (c)	780	46,831
Intuit Inc.	384	37,085
Microsoft Corp.	1,038	57,597
Visa Inc. - Class A (e)	449	34,804

		317,313

Total Common Stocks (cost $1,580,543)		1,574,417

PURCHASED OPTIONS - 0.3%
Alphabet Inc. Call Option, Strike Price 860, Expiration 03/18/16, DUB	221	217
Amazon.com Inc. Put Option, Strike Price 650, Expiration 02/19/16, UBS	717	1,793
Microsoft Corp. Call Option, Strike Price 57.50, Expiration 02/19/16, BOA, CIS, MLP	10,167	1,230
S&P 500 Index Put Option, Strike Price 1,950, Expiration 02/19/16	1,176	2,728
S&P 500 Index Put Option, Strike Price 1,975, Expiration 01/15/16	1,174	1,057
S&P 500 Index Put Option, Strike Price 2,000, Expiration 01/08/16	1,203	842

Total Purchased Options (cost $13,670)		7,867

CORPORATE BONDS AND NOTES - 2.9%

CONSUMER DISCRETIONARY - 2.9%
Aston Martin Holdings UK Ltd., 10.25%, 07/15/18 (f) (p) (q) (y)	$13,406	13,251
Delta Topco Ltd., 10.00%, 11/24/16 (f) (p) (q) (y)	54,676	54,676

Total Corporate Bonds and Notes (cost $68,607)		67,927

GOVERNMENT AND AGENCY OBLIGATIONS - 5.0%

GOVERNMENT SECURITIES - 5.0%

U.S. Treasury Securities - 5.0%
U.S. Treasury Bond, 2.88%, 08/15/45 (e)	33,337	32,315
U.S. Treasury Note
1.63%, 07/31/20	26,549	26,428
2.00%, 08/15/25 (e)	61,341	59,807

Total Government and Agency Obligations (cost $121,330)		118,550

PRECIOUS METALS - 3.3%
Gold Bullion	73,511	77,971

Total Precious Metals (cost $88,314)		77,971

SHORT TERM INVESTMENTS - 21.5%

Commercial Paper - 8.4%
Air Products & Chemicals Inc., 0.23%, 01/06/16 (r)	$30,000	29,999
Banco Estado de Chile, 0.39%, 01/29/16	10,000	10,000
BorgWarner Inc., 0.62%, 01/04/16 (r)	15,000	14,999
Campbell Soup Co., 0.41%, 01/05/16 (r)	9,000	9,000
Corp. Andina de Fomento, 0.44%, 01/20/16 (r)	20,000	19,995
Exxon Mobil Corp., 0.40%, 01/21/16	20,040	20,035
Harley-Davidson Funding Corp., 0.24%, 01/06/16 (r)	30,000	29,998
Microsoft Corp., 0.19%, 01/06/16 (r)	15,000	15,000

	Shares/Par †	Value
NBCUniversal Enterprise Inc., 0.60%, 01/07/16 (r)	10,000	9,999
Northern Illinois Gas Co., 0.45%, 01/14/16	15,000	14,998
Virginia Electric & Power Co.
0.55%, 01/07/16	8,000	7,999
0.55%, 01/11/16	10,000	9,998
Wisconsin Gas Co., 0.40%, 01/05/16	5,000	5,000

		197,020

Federal Home Loan Bank - 3.6% (w)
Federal Home Loan Bank
0.34%, 03/14/16 - 03/15/16	40,000	39,976
0.37%, 03/28/16	25,000	24,983
0.44%, 03/30/16	20,000	19,986

		84,945

Investment Companies - 9.0%
JNL Money Market Fund, 0.19% (a) (h)	63,949	63,949
JPMorgan U.S. Treasury Plus Money Market Fund, 0.00% (h)	149,537	149,537

		213,486

Securities Lending Collateral - 0.5%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	10,610	10,610

Total Short Term Investments (cost $506,044)		506,061

Total Investments - 99.7% (cost $2,378,508)		2,352,793
Other Assets and Liabilities, Net - 0.3%		6,395

Total Net Assets - 100.0%		$2,359,188

JNL/JPMorgan MidCap Growth Fund

COMMON STOCKS - 97.3%

CONSUMER DISCRETIONARY - 21.7%
ARAMARK Corp.	373	$12,023
Chipotle Mexican Grill Inc. - Class A (c)	17	8,301
Dollar General Corp.	464	33,376
GameStop Corp. - Class A (e)	371	10,403
Gildan Activewear Inc.	364	10,331
Hilton Worldwide Holdings Inc.	1,294	27,687
L Brands Inc.	236	22,604
Mohawk Industries Inc. (c)	203	38,503
Netflix Inc. (c)	114	13,028
Norwegian Cruise Line Holdings Ltd. (c)	486	28,456
O’Reilly Automotive Inc. (c)	97	24,607
Ross Stores Inc.	396	21,282
Tesla Motors Inc. (c) (e)	65	15,553
Toll Brothers Inc. (c)	447	14,875
Tractor Supply Co.	205	17,536
TripAdvisor Inc. (c)	124	10,597
Ulta Salon Cosmetics & Fragrance Inc. (c)	172	31,838
VF Corp.	133	8,304
Wayfair Inc. - Class A (c) (e)	318	15,153
Williams-Sonoma Inc. (e)	164	9,568

		374,025

CONSUMER STAPLES - 2.8%
Monster Beverage Corp. (c)	214	31,848
Sprouts Farmers Market Inc. (c)	627	16,669

		48,517

ENERGY - 1.7%
Concho Resources Inc. (c)	253	23,531
Range Resources Corp. (e)	196	4,816

		28,347

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
FINANCIALS - 10.3%
Affiliated Managers Group Inc. (c)	138	22,063
CBRE Group Inc. - Class A (c)	1,125	38,909
East West Bancorp Inc.	279	11,587
Lazard Ltd. - Class A	398	17,932
McGraw-Hill Financial Inc.	357	35,154
Oaktree Capital Group LLC - Class A	244	11,634
Signature Bank (c)	156	23,926
TD Ameritrade Holding Corp.	467	16,217

		177,422

HEALTH CARE - 13.9%
Acadia HealthCare Co. Inc. (c)	327	20,406
BioMarin Pharmaceutical Inc. (c)	211	22,125
Edwards Lifesciences Corp. (c)	117	9,272
Envision Healthcare Holdings Inc. (c)	724	18,792
Humana Inc.	139	24,884
Illumina Inc. (c)	121	23,129
Incyte Corp. (c)	103	11,214
Inovalon Holdings Inc. - Class A (c) (e)	504	8,567
Intercept Pharmaceuticals Inc. (c) (e)	48	7,169
Jazz Pharmaceuticals Plc (c)	118	16,558
Kite Pharma Inc. (c) (e)	145	8,904
Premier Inc. - Class A (c)	319	11,258
Sirona Dental Systems Inc. (c)	234	25,661
Valeant Pharmaceuticals International Inc. (c)	59	5,947
Veeva Systems Inc. - Class A (c) (e)	490	14,139
Vertex Pharmaceuticals Inc. (c)	94	11,790

		239,815

INDUSTRIALS - 17.8%
Acuity Brands Inc.	184	42,972
AO Smith Corp.	216	16,571
Carlisle Cos. Inc.	274	24,301
Delta Air Lines Inc.	766	38,813
Fortune Brands Home & Security Inc. (e)	447	24,814
HD Supply Holdings Inc. (c)	825	24,784
Lennox International Inc. (e)	202	25,230
Middleby Corp. (c)	159	17,119
Old Dominion Freight Line Inc. (c)	161	9,522
SolarCity Corp. (c) (e)	155	7,908
Stericycle Inc. (c) (e)	202	24,332
WABCO Holdings Inc. (c)	77	7,916
Waste Connections Inc.	471	26,538
Watsco Inc.	128	14,958

		305,778

INFORMATION TECHNOLOGY - 25.0%
Alliance Data Systems Corp. (c) (e)	88	24,283
Amphenol Corp. - Class A	528	27,588
Arista Networks Inc. (c) (e)	322	25,088
Atlassian Corp. Plc - Class A (c)	295	8,882
Avago Technologies Ltd. (e)	110	15,952
Cavium Inc. (c)	94	6,180
Ciena Corp. (c)	427	8,843
CoStar Group Inc. (c)	102	20,979
Electronic Arts Inc. (c)	493	33,872
FitBit Inc. - Class A (c) (e)	262	7,761
Gartner Inc. (c)	241	21,813
Guidewire Software Inc. (c)	299	17,982
Harris Corp.	385	33,456
Lam Research Corp.	197	15,614
Mobileye NV (c) (e)	334	14,113
NXP Semiconductors NV (c)	269	22,655
Palo Alto Networks Inc. (c)	105	18,548
ServiceNow Inc. (c)	272	23,553
Splunk Inc. (c)	245	14,420
Tableau Software Inc. - Class A (c)	173	16,281

	Shares/Par †	Value
Vantiv Inc. - Class A (c)	377	17,892
VeriFone Systems Inc. (c)	521	14,590
Workday Inc. - Class A (c)	250	19,888

		430,233

MATERIALS - 4.1%
Eagle Materials Inc. (e)	276	16,666
PPG Industries Inc.	126	12,441
Sherwin-Williams Co.	104	26,869
Vulcan Materials Co.	153	14,540

		70,516

Total Common Stocks (cost $1,570,925)		1,674,653

SHORT TERM INVESTMENTS - 9.2%

Investment Company - 2.9%
JNL Money Market Fund, 0.19% (a) (h)	50,171	50,171

Securities Lending Collateral - 6.3%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	107,766	107,766

Total Short Term Investments (cost $157,937)		157,937

Total Investments - 106.5% (cost $1,728,862)		1,832,590
Other Assets and Liabilities, Net - (6.5%)		(112,470)

Total Net Assets - 100.0%		$1,720,120

JNL/Lazard Emerging Markets Fund

COMMON STOCKS - 98.6%

ARGENTINA - 0.9%
YPF SA - ADR - Class D	477	$7,495

BRAZIL - 8.3%
AMBEV SA - ADR	2,421	10,799
Banco do Brasil SA	3,223	12,008
BB Seguridade Participacoes SA	1,338	8,228
CCR SA	2,615	8,294
Cielo SA	1,380	11,713
Cielo SA - ADR	327	2,714
Companhia Energetica de Minas Gerais - ADR (e)	728	1,091
Estacio Participacoes SA	505	1,780
Localiza Rent a Car SA	823	5,162
Natura Cosmeticos SA	562	3,334
Petroleo Brasileiro SA - ADR (c)	283	961
Vale SA - ADR (e)	631	2,076
Vale SA - Preferred ADR	185	471
Via Varejo SA	720	595

		69,226

CHINA - 20.6%
AAC Technologies Holdings Inc.	1,289	8,385
Agricultural Bank of China - Class H	11,484	4,673
Anhui Conch Cement Co. Ltd. - Class H	1,097	2,931
Baidu.com - ADR - Class A (c)	159	30,129
Brilliance China Automotive Holdings Ltd.	1,687	2,111
China Construction Bank Corp. - Class H	42,794	29,192
China Mobile Ltd. - ADR	385	21,678
China Shenhua Energy Co. Ltd. - Class H	4,134	6,455
China State Construction International Holdings Ltd.	3,212	5,555
CNOOC Ltd.	9,267	9,645
Huabao International Holdings Ltd.	8,635	3,132
NetEase.com - ADR	153	27,660
New Oriental Education & Technology Group - ADR	103	3,235

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Ping An Insurance Group Co. of China Ltd. - Class H	742	4,092
Tencent Holdings Ltd.	193	3,787
Vipshop Holdings Ltd. - ADR (c)	146	2,224
Weichai Power Co. Ltd. - Class H	3,674	4,046
Zhuzhou CSR Times Electric Co. Ltd. - Class H	386	2,225

		171,155

COLOMBIA - 0.3%
BanColombia SA - ADR	86	2,311

EGYPT - 1.2%
Commercial International Bank Egypt SAE - GDR	2,233	9,582

HONG KONG - 0.6%
China Medical System Holdings Ltd.	1,310	1,920
Techtronic Industries Co.	854	3,455

		5,375

HUNGARY - 1.2%
OTP Bank Plc	490	10,079

INDIA - 11.1%
Adani Port and Special Economic Zone Ltd.	436	1,714
Aurobindo Pharma Ltd.	458	6,035
Axis Bank Ltd.	2,875	19,390
Bajaj Auto Ltd.	235	8,970
Bharat Heavy Electricals Ltd.	1,677	4,270
HCL Technologies Ltd.	861	11,108
Hero Honda Motors Ltd.	225	9,116
ICICI Bank Ltd. - ADR	414	3,238
Punjab National Bank	3,962	6,889
Reliance Industries Ltd.	206	3,151
Tata Consultancy Services Ltd.	508	18,659

		92,540

INDONESIA - 7.0%
Astra International Tbk PT	15,370	6,620
Bank Mandiri Persero Tbk PT	19,952	13,249
Bank Rakyat Indonesia Persero Tbk PT	6,128	5,029
PT Semen Indonesia	6,741	5,524
Telekomunikasi Indonesia PT - ADR	480	21,324
United Tractors Tbk PT	5,537	6,742

		58,488

MACAU - 0.6%
Wynn Macau Ltd. (e)	4,264	4,954

MEXICO - 3.0%
America Movil SAB de CV - ADR - Class L (e)	412	5,788
Grupo Financiero Banorte SAB de CV - Class D	610	3,353
Grupo Mexico SAB de CV - Class B (e)	3,266	6,973
Kimberly-Clark de Mexico SAB de CV - Class A	3,845	8,970

		25,084

PAKISTAN - 1.6%
Habib Bank Ltd.	3,081	5,886
Oil & Gas Development Co. Ltd.	2,567	2,888
Pakistan Petroleum Ltd.	4,100	4,774

		13,548

PERU - 0.4%
Credicorp Ltd.	31	3,060

PHILIPPINES - 1.3%
Philippine Long Distance Telephone Co. - ADR	249	10,630

POLAND - 0.2%
Eurocash SA	134	1,651

	Shares/Par †	Value
RUSSIAN FEDERATION - 8.6%
Gazprom OAO - ADR	2,627	9,769
Lukoil PJSC - ADR	328	10,612
Magnit PJSC - GDR	111	4,462
MegaFon PJSC - GDR	455	5,297
Mobile Telesystems PJSC - ADR	1,168	7,219
NovaTek OAO - GDR	35	2,863
Sberbank of Russia - ADR (e)	4,088	23,985
X5 Retail Group NV - GDR (c)	208	3,942
Yandex NV - Class A (c)	195	3,063

		71,212

SOUTH AFRICA - 5.4%
Bidvest Group Ltd.	260	5,517
Imperial Holdings Ltd.	403	3,125
Nedbank Group Ltd.	332	4,060
PPC Ltd.	2,349	2,338
Sanlam Ltd.	1,122	4,388
Shoprite Holdings Ltd.	858	7,956
Standard Bank Group Ltd.	791	5,799
Vodacom Group Ltd.	534	5,261
Woolworths Holdings Ltd.	1,039	6,723

		45,167

SOUTH KOREA - 12.4%
Coway Co. Ltd.	101	7,198
Hanwha Life Insurance Co. Ltd.	1,576	9,933
Hyundai Mobis	44	9,299
KB Financial Group Inc.	300	8,450
KT&G Corp.	116	10,343
Samsung Electronics Co. Ltd.	26	27,784
Shinhan Financial Group Co. Ltd.	544	18,257
SK Hynix Inc.	467	12,068

		103,332

TAIWAN - 6.6%
Advanced Semiconductor Engineering Inc.	2,174	2,497
Catcher Technology Co. Ltd.	177	1,476
Hon Hai Precision Industry Co. Ltd.	819	2,006
Hon Hai Precision Industry Co. Ltd. - GDR	1,397	7,086
Largan Precision Co. Ltd.	37	2,532
Taiwan Semiconductor Manufacturing Co. Ltd.	2,069	8,926
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,342	30,521

		55,044

THAILAND - 2.0%
CP ALL PCL	6,010	6,526
Kasikornbank PCL	736	3,041
PTT Exploration & Production PCL (e)	1,835	2,910
Siam Cement PCL	351	4,434

		16,911

TURKEY - 4.6%
Akbank T.A.S.	3,222	7,389
Aselsan Elektronik Sanayi Ve Ticaret A/S	465	2,685
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	1,705	1,518
KOC Holding A/S	1,443	5,405
KOC Holding A/S - ADR	157	2,953
Turkcell Iletisim Hizmetleri A/S	1,797	6,093
Turkcell Iletisim Hizmetleri A/S - ADR	242	2,056
Turkiye Garanti Bankasi A/S	683	1,663
Turkiye Is Bankasi A/S - Class C	5,448	8,572

		38,334

UNITED KINGDOM - 0.5%
British American Tobacco Plc	322	4,200

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
UNITED STATES OF AMERICA - 0.2%
Freeport-McMoran Inc. - Class B (e)	260	1,760

Total Common Stocks (cost $1,050,419)		821,138

SHORT TERM INVESTMENTS - 2.6%

Investment Company - 0.4%
JNL Money Market Fund, 0.19% (a) (h)	3,595	3,595

Securities Lending Collateral - 2.2%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	18,015	18,015

Total Short Term Investments (cost $21,610)		21,610

Total Investments - 101.2% (cost $1,072,029)		842,748
Other Assets and Liabilities, Net - (1.2%)		(9,866)

Total Net Assets - 100.0%		$832,882

JNL/Mellon Capital Emerging Markets Index Fund

COMMON STOCKS - 94.1%

BRAZIL - 3.5%
AMBEV SA	955	$4,309
B2W Compania Global Do Varejo (c)	22	85
Banco Bradesco SA	159	826
Banco do Brasil SA	176	657
Banco Santander Brasil SA	80	325
BB Seguridade Participacoes SA	144	884
BM&F Bovespa SA	350	962
BR Malls Participacoes SA	85	239
BRF SA	132	1,854
CCR SA	178	565
CETIP SA - Mercados Organizados	45	425
Cia de Saneamento Basico do Estado de Sao Paulo	68	327
Cia Siderurgica Nacional SA	102	103
Cielo SA	173	1,466
Cosan SA Industria e Comercio	30	190
CPFL Energia SA (c)	48	182
Duratex SA	61	91
EDP - Energias do Brasil SA	48	146
Empresa Brasileira de Aeronautica SA	135	1,030
Equatorial Energia SA	33	286
Estacio Participacoes SA	50	177
Fibria Celulose SA	51	662
Hypermarcas SA (c)	71	387
JBS SA	149	466
Klabin SA	112	666
Kroton Educacional SA	281	677
Localiza Rent a Car SA	35	217
Lojas Americanas SA	30	95
Lojas Renner SA	130	562
M Dias Branco SA	8	134
Multiplan Empreendimentos Imobiliarios SA	19	181
Natura Cosmeticos SA	31	183
Odontoprev SA	62	148
Petroleo Brasileiro SA (c)	625	1,353
Porto Seguro SA	23	164
Qualicorp SA	51	182
Raia Drogasil SA	42	378
Sul America SA	41	194
Tim Participacoes SA	168	291
Totvs SA	28	218
Tractebel Energia SA	34	284

	Shares/Par †	Value
Transmissora Alianca de Energia Eletrica SA	16	68
Ultrapar Participacoes SA	73	1,115
Vale SA	282	930
WEG SA	112	422

		25,106

CHILE - 1.1%
AES Gener SA	471	209
Aguas Andinas SA - Class A	497	255
Banco de Chile	4,779	487
Banco de Credito e Inversiones	7	250
Banco Santander Chile	14,095	632
Cencosud SA	252	503
Cia Cervecerias Unidas SA	32	353
Colbun SA	1,346	322
Corpbanca SA	30,578	246
Empresa Nacional de Electricidad SA	661	819
Empresas CMPC SA	268	579
Empresas COPEC SA	94	811
Enersis SA	4,108	992
ENTEL Chile SA	22	195
Latam Airlines Group SA (c)	60	316
S.A.C.I. Falabella	102	651
Sonda SA	90	159

		7,779

CHINA - 22.5%
58.Com Inc. - ADR - Class A (c) (e)	7	471
AAC Technologies Holdings Inc. (e)	150	973
Agricultural Bank of China - Class H	4,626	1,882
Air China Ltd. - Class H	346	271
Alibaba Group Holding Ltd. - ADR (c)	102	8,282
Aluminum Corp. of China Ltd. - Class H (c)	736	242
Anhui Conch Cement Co. Ltd. - Class H	251	670
AviChina Industry & Technology Co. Ltd. - Class H	434	339
Baidu.com - ADR - Class A (c)	28	5,302
Bank of China Ltd. - Class H	16,083	7,136
Bank of Communications Co. Ltd. - Class H	1,773	1,243
Beijing Capital International Airport Co. Ltd. - Class H	334	359
Beijing Enterprises Holdings Ltd.	110	663
Beijing Enterprises Water Group Ltd.	886	618
Belle International Holdings Ltd.	933	698
Brilliance China Automotive Holdings Ltd.	616	770
BYD Co. Ltd. - Class H (c) (e)	130	709
CAR Inc. (c) (e)	168	277
China Citic Bank - Class H (c)	1,649	1,063
China Coal Energy Co. - Class H (e)	623	238
China Communication Services Corp. Ltd. - Class H	440	165
China Communications Constructions Co. Ltd. - Class H	900	912
China Conch Venture Holdings Ltd.	275	569
China Construction Bank Corp. - Class H	17,067	11,642
China COSCO Holdings Co. Ltd. - Class H (c) (e)	566	255
China Everbright International Ltd.	499	638
China Everbright Ltd.	188	429
China Gas Holdings Ltd.	355	510
China Huishan Dairy Holdings Co. Ltd. (e)	1,269	485
China International Marine Containers Group Co. Ltd. - Class H	96	175
China Jinmao Holdings Group Ltd.	630	215
China Life Insurance Co. Ltd.	627	479
China Life Insurance Co. Ltd. - Class H	1,508	4,842
China Longyuan Power Group Corp. - Class H	644	484
China Mengniu Dairy Co. Ltd.	557	905

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
China Merchants Bank Co. Ltd. - Class H	929	2,175
China Merchants Holdings International Co. Ltd.	243	768
China Minsheng Banking Corp. Ltd. - Class H	1,191	1,175
China Mobile Ltd.	1,245	14,011
China National Building Material Co. Ltd. - Class H	482	229
China Oilfield Services Ltd. - Class H	360	309
China Overseas Land & Investment Ltd.	802	2,793
China Pacific Insurance Group Co. Ltd. - Class H	534	2,184
China Petroleum & Chemical Corp. - Class H	5,170	3,105
China Railway Construction Corp. Ltd. - Class H	393	484
China Railway Group Ltd. - Class H	809	610
China Resources Enterprise Ltd.	244	521
China Resources Gas Group Ltd.	174	519
China Resources Land Ltd.	567	1,640
China Resources Power Holdings Co. Ltd.	391	757
China Shenhua Energy Co. Ltd. - Class H	684	1,068
China Shipping Container Lines Co. Ltd. - Class H (c) (e)	1,013	280
China Southern Airlines Co. Ltd. - Class H	330	255
China State Construction International Holdings Ltd.	356	616
China Taiping Insurance Holdings Co. Ltd. (c)	329	1,011
China Telecom Corp. Ltd. - Class H	2,802	1,307
China Unicom Hong Kong Ltd.	1,213	1,465
Chongqing Changan Automobile Co. Ltd. - Class B	164	360
Chongqing Rural Commercial Bank - Class H	464	279
CITIC Securities Co. Ltd. - Class H	439	1,017
CNOOC Ltd.	3,627	3,775
Country Garden Holdings Co.	1,151	469
CRRC Corp. Ltd. - Class H (e)	883	1,085
Ctrip.com International Ltd. - ADR (c)	29	1,350
Datang International Power Generation Co. Ltd. - Class H	492	149
Dongfeng Motor Group Co. Ltd. - Class H	548	726
ENN Energy Holdings Ltd.	154	818
Far East Horizon Ltd.	378	350
Fosun International Ltd. (e)	441	686
GF Securities Co. Ltd. - Class H (c) (e)	264	660
Great Wall Motor Co. Ltd. - Class H	628	725
Guangzhou Automobile Group Co. Ltd. - Class H	448	398
Guangzhou R&F Properties Co. Ltd. - Class H	237	290
Haitian International Holdings Ltd.	137	199
Huaneng Power International Inc. - Class H	884	757
Huaneng Renewables Corp. Ltd. - Class H	854	253
Huatai Securities Co. Ltd. - Class H (c)	209	483
Industrial & Commercial Bank of China Ltd. - Class H	14,944	8,958
JD.com Inc. - ADR - Class B (c)	35	1,126
Jiangsu Expressway Co. Ltd. - Class H	241	324
Jiangxi Copper Co. Ltd. - Class H	247	292
Luye Pharma Group Ltd. (c) (e)	230	240
NetEase.com - ADR	8	1,454
New Oriental Education & Technology Group - ADR	12	392
PetroChina Co. Ltd. - Class H	4,265	2,792
Ping An Insurance Group Co. of China Ltd. - Class H	1,055	5,818
Qihoo 360 Technology Co. Ltd. - ADR (c) (e)	9	689
Qunar Cayman Islands Ltd. - ADR - Class B (c) (e)	6	295
Shandong Weigao Group Medical Polymer Co. Ltd.	410	281

	Shares/Par †	Value
Shanghai Electric Group Co. Ltd. - Class H (e)	678	357
Shanghai Industrial Holdings Ltd.	73	191
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. - Class B	110	448
Shanghai Pharmaceuticals Holding Co. Ltd. - Class H	136	292
Shenzhou International Group Holdings Ltd.	112	642
Sihuan Pharmaceutical Holdings Group Ltd. (f)	974	550
Sinopec Shanghai Petrochemical Co. Ltd. - Class H (c)	786	311
Sinopharm Group Co. Ltd. - Class H	242	965
Soho China Ltd.	470	227
SouFun Holdings Ltd. - ADR	26	191
Sun Art Retail Group Ltd. (e)	474	356
Sunac China Holdings Ltd.	335	257
TAL Education Group - ADR (c)	4	198
Tencent Holdings Ltd.	1,048	20,525
Tingyi Cayman Islands Holding Corp.	395	561
Travelsky Technology Ltd.	196	321
Tsingtao Brewery Co. Ltd. - Class H	72	324
Vipshop Holdings Ltd. - ADR (c)	40	616
Want Want China Holdings Ltd. (e)	1,193	886
Weichai Power Co. Ltd. - Class H	235	259
Yanzhou Coal Mining Co. Ltd. - Class H (e)	402	186
Youku Inc. - ADR (c)	13	363
YY Inc. - ADR (c) (e)	3	189
Zhejiang Expressway Co. Ltd. - Class H	284	339
Zhuzhou CSR Times Electric Co. Ltd. - Class H	106	608
Zijin Mining Group Co. Ltd. (e)	1,120	293
ZTE Corp. - Class H	144	328

		160,466

COLOMBIA - 0.3%
Cementos Argos SA	71	209
Corp. Financiera Colombiana SA	20	245
Ecopetrol SA	1,083	382
Grupo Argos SA	61	311
Grupo de Inversiones Suramericana SA	51	567
Interconexion Electrica SA	92	213

		1,927

CZECH REPUBLIC - 0.2%
CEZ A/S	33	588
Komercni Banka A/S	3	608
O2 Czech Republic A/S	13	126

		1,322

EGYPT - 0.2%
Commercial International Bank	206	1,003
Global Telecom Holding SAE (c)	674	179
Talaat Moustafa Group	203	168

		1,350

GREECE - 0.5%
Alpha Bank AE (c)	280	750
Eurobank Ergasias SA (c)	376	421
Folli Follie SA	5	98
Hellenic Telecommunications Organization SA	51	506
JUMBO SA	21	220
National Bank of Greece SA (c)	1,111	411
OPAP SA	40	348
Piraeus Bank SA (c)	1,326	396
Public Power Corp. SA	27	113
Titan Cement Co. SA	10	188

		3,451

HONG KONG - 3.6%
Alibaba Health Information Technology Ltd. (c)	500	344
Alibaba Pictures Group Ltd. (c) (e)	2,050	503

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Anta Sports Products Ltd.	202	552
CGN Power Co. Ltd.	1,800	670
China Cinda Asset Management Co. Ltd. - Class H	1,776	654
China Everbright Bank Co. Ltd. - Class H	641	311
China Galaxy Securities Co. Ltd. - Class H	676	614
China Medical System Holdings Ltd.	212	311
China Power International Development Ltd.	678	390
China Vanke Co. Ltd. - Class H (f) (e)	266	786
Citic Pacific Ltd.	885	1,560
COSCO Pacific Ltd.	464	510
CSPC Pharmaceutical Group Ltd.	836	852
Dalian Wanda Commercial Properties Co. Ltd. - Class H	119	693
Evergrande Real Estate Group Ltd. (e)	883	773
GCL New Energy Holdings (e)	2,009	299
Geely Automobile Holdings Ltd. (e)	1,080	571
Goldin Properties Holdings Ltd. (c) (e)	332	381
GOME Electrical Appliances Holdings Ltd. (e)	2,277	377
Guangdong Investment Ltd.	572	808
Haier Electronics Group Co. Ltd.	251	507
Haitong Securities Co. Ltd. - Class H	657	1,152
Hanergy Thin Film Power Group Ltd. (c) (f)	3,098	850
Hengan International Group Co. Ltd.	148	1,394
Huadian Power International Corp. Ltd.	380	246
Imperial Pacific International Holdings Ltd. (c) (e)	12,500	272
Kingsoft Corp. Ltd.	169	411
Kunlun Energy Co. Ltd.	628	557
Lenovo Group Ltd.	1,352	1,365
Longfor Properties Co. Ltd.	294	437
New China Life Insurance Co. Ltd. - Class H	157	658
New World China Land Ltd.	524	418
Nine Dragons Paper Holdings Ltd.	306	180
People’s Insurance Co. Group of China Ltd. - Class H	1,323	644
PICC Property & Casualty Co. Ltd. - Class H	789	1,557
Semiconductor Manufacturing International Corp. (c)	5,318	541
Shanghai Fosun Pharmaceutical Group Co. Ltd. - Class H	74	213
Shimao Property Holdings Ltd.	289	510
Shui On Land Ltd.	842	230
Sino Biopharmaceutical	905	818
Sino-Ocean Land Holdings Ltd.	699	445
Sinopec Engineering Group Co. Ltd. - Class H	274	233
Sinotrans Ltd. - Class H	425	226
Yuexiu Property Co. Ltd.	908	156

		25,979

HUNGARY - 0.3%
MOL Hungarian Oil and Gas Plc	7	364
OTP Bank Plc	45	932
Richter Gedeon Nyrt	28	529

		1,825

INDIA - 8.5%
ACC Ltd.	8	160
Adani Port and Special Economic Zone Ltd.	167	659
Aditya Birla Nuvo Ltd.	8	254
Ambuja Cements Ltd.	150	460
Apollo Hospitals Enterprise Ltd.	17	370
Ashok Leyland Ltd.	226	299
Asian Paints Ltd.	58	773
Aurobindo Pharma Ltd.	53	705
Bajaj Auto Ltd.	18	680
Bharat Forge Ltd.	23	310
Bharat Heavy Electricals Ltd.	107	272

	Shares/Par †	Value
Bharat Petroleum Corp. Ltd.	34	459
Bharti Airtel Ltd.	243	1,246
Bharti Infratel Ltd.	96	619
Bosch Ltd.	1	416
Cadila Healthcare Ltd.	42	205
Cairn India Ltd.	113	235
Cipla Ltd.	70	688
Coal India Ltd.	140	695
Container Corp. of India Ltd.	5	103
Dabur India Ltd.	107	448
Divi’s Laboratories Ltd.	17	301
Dr. Reddy’s Laboratories Ltd.	24	1,120
Eicher Motors Ltd.	2	630
GAIL India Ltd.	77	435
GlaxoSmithKline Consumer Healthcare Ltd.	2	164
Glenmark Pharmaceuticals Ltd.	28	392
Godrej Consumer Products Ltd.	23	467
HCL Technologies Ltd.	114	1,468
Hero Honda Motors Ltd.	10	407
Hindalco Industries Ltd.	199	254
Hindustan Unilever Ltd.	153	1,998
Housing Development Finance Corp.	303	5,771
ICICI Bank Ltd.	224	883
Idea Cellular Ltd.	220	475
Indiabulls Housing Finance Ltd.	60	664
Infosys Ltd.	372	6,203
ITC Ltd.	456	2,253
JSW Steel Ltd.	19	298
Larsen & Toubro Ltd.	64	1,232
LIC Housing Finances Ltd.	61	472
Lupin Ltd.	45	1,236
Mahindra & Mahindra Financial Services Ltd.	48	174
Mahindra & Mahindra Ltd.	75	1,447
Marico Ltd.	102	347
Maruti Suzuki India Ltd.	21	1,485
Motherson Sumi Systems Ltd.	59	262
Nestle India Ltd.	5	413
NTPC Ltd.	230	507
Oil & Natural Gas Corp. Ltd.	173	630
Piramal Healthcare Ltd.	14	220
Power Finance Corp. Ltd.	60	183
Reliance Communications Ltd. (c)	203	270
Reliance Industries Ltd.	262	4,019
Rural Electrification Corp. Ltd.	72	244
Shree Cement Ltd.	2	318
Shriram Transport Finance Co. Ltd.	30	387
Siemens Ltd.	13	235
State Bank of India	307	1,036
Sun Pharmaceutical Industries Ltd.	195	2,414
Tata Consultancy Services Ltd.	96	3,521
Tata Motors Ltd. - Class A (c)	80	348
Tata Motors Ltd. (c)	162	960
Tata Power Co. Ltd.	228	232
Tata Steel Ltd.	68	264
Tech Mahindra Ltd.	43	336
Ultratech Cement Ltd.	7	305
United Breweries Ltd.	11	163
United Phosphorus Ltd.	52	340
United Spirits Ltd. (c)	12	531
Vedanta Ltd.	177	239
Wipro Ltd.	125	1,050
Zee Entertainment Enterprises Ltd.	118	775

		60,834

INDONESIA - 2.5%
Adaro Energy Tbk PT	3,962	146
AKR Corporindo Tbk PT	301	155
Astra Agro Lestari Tbk PT	92	105

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Astra International Tbk PT	4,109	1,770
Bank Central Asia Tbk PT	2,504	2,399
Bank Danamon Indonesia Tbk PT - Class A	585	135
Bank Mandiri Persero Tbk PT	1,901	1,262
Bank Negara Indonesia Persero Tbk PT	1,452	520
Bank Rakyat Indonesia Persero Tbk PT	2,263	1,857
Bumi Serpong Damai PT	1,430	185
Charoen Pokphand Indonesia Tbk PT	1,411	263
Global Mediacom Tbk PT	1,395	110
Gudang Garam Tbk PT	97	384
Hanjaya Mandala Sampoerna Tbk PT	76	515
Indocement Tunggal Prakarsa Tbk PT	304	488
Indofood CBP Sukses Makmur Tbk PT	227	220
Indofood Sukses Makmur Tbk PT	912	340
Jasa Marga Persero Tbk PT	534	201
Kalbe Farma Tbk PT	3,997	380
Lippo Karawaci Tbk PT	4,015	301
Matahari Department Store Tbk PT	458	580
Media Nusantara Citra Tbk PT	1,272	169
Perusahaan Gas Negara PT	2,244	443
PT Semen Indonesia	609	499
Summarecon Agung Tbk PT	2,032	240
Surya Citra Media Tbk PT	1,116	249
Telekomunikasi Indonesia Persero Tbk PT - Class B	10,222	2,290
Tower Bersama Infrastructure Tbk PT (c)	437	185
Unilever Indonesia Tbk PT	312	832
United Tractors Tbk PT	343	417
XL Axiata Tbk PT (c)	506	133

		17,773

MALAYSIA - 3.1%
AirAsia Bhd	152	45
Alliance Financial Group Bhd	265	219
AMMB Holdings Bhd	425	447
Astro Malaysia Holdings Bhd	384	246
Axiata Group Bhd	543	810
Berjaya Sports Toto Bhd	13	9
Bumi Armada Bhd	443	105
CIMB Group Holdings Bhd	1,039	1,095
Dialog Group Bhd	755	281
DiGi.Com Bhd	706	887
Felda Global Ventures Holdings Bhd	253	100
Gamuda Bhd	353	382
Genting Bhd	467	797
Genting Malaysia Bhd	609	620
Genting Plantations Bhd	46	114
HAP Seng Consolidated Bhd	102	154
Hartalega Holdings Bhd	116	160
Hong Leong Bank Bhd	156	487
Hong Leong Financial Group Bhd	62	201
IHH Healthcare Bhd	507	777
IJM Corp. Bhd	567	446
IOI Corp. Bhd	592	613
IOI Properties Group Sdn Bhd	267	140
Kuala Lumpur Kepong Bhd	83	444
Lafarge Malaysia Bhd	75	155
Malayan Banking Bhd	967	1,889
Malaysia Airports Holdings Bhd	169	219
Maxis Bhd	384	606
MISC Bhd	218	475
Petronas Chemicals Group Bhd	568	959
Petronas Dagangan Bhd	50	290
Petronas Gas Bhd	140	740
PPB Group Bhd	100	369
Public Bank Bhd	510	2,196
RHB Capital Bhd	124	163
Sapurakencana Petroleum Bhd	671	315

	Shares/Par †	Value
Sime Darby Bhd	638	1,147
Telekom Malaysia Bhd	220	347
Tenaga Nasional Bhd	685	2,121
UMW Holdings Bhd	120	219
Westports Holdings Bhd	214	205
YTL Corp. Bhd	817	298
YTL Power International Bhd	445	152

		22,444

MEXICO - 3.9%
Alfa SAB de CV - Class A	574	1,136
America Movil SAB de CV - Class L	6,430	4,514
Arca Continental SAB de CV	84	511
Coca-Cola Femsa SAB de CV - Class L	100	715
Controladora Comercial Mexicana SAB de CV - Class C	80	221
El Puerto de Liverpool SAB de CV - Class C (e)	38	462
Fibra Uno Administracion SA de CV	492	1,084
Fomento Economico Mexicano SAB de CV	373	3,480
Gentera SAB de CV	218	420
Gruma SAB de CV - Class B	40	561
Grupo Aeroportuario del PacifiCo SAB de CV - Class B	63	555
Grupo Aeroportuario del Sureste SAB de CV - Class B	40	573
Grupo Bimbo SAB de CV - Class A (c)	343	910
Grupo Carso SAB de CV	121	505
Grupo Comercial Chedraui SA de CV - Class B	64	169
Grupo Financiero Banorte SAB de CV (e)	506	2,783
Grupo Financiero Inbursa SAB de CV	479	867
Grupo Financiero Santander Mexico SAB de CV - Class B	372	652
Grupo Lala SAB de CV (e)	143	332
Grupo Mexico SAB de CV	779	1,664
Industrias Penoles SAB de CV	28	286
Kimberly-Clark de Mexico SAB de CV	311	724
Mexichem SAB de CV	208	466
OHL Mexico SAB de CV (c)	132	139
Promotora y Operadora de Infraestructura SAB de CV (c) (e)	50	587
Southern Copper Corp. (e)	32	838
Wal-Mart de Mexico SAB de CV	1,062	2,682

		27,836

PERU - 0.2%
Cia de Minas Buenaventura SA - ADR (c)	47	199
Credicorp Ltd.	14	1,321

		1,520

PHILIPPINES - 1.4%
Aboitiz Equity Ventures Inc.	399	490
Aboitiz Power Corp.	286	253
Alliance Global Group Inc.	516	176
Ayala Corp.	44	708
Ayala Land Inc.	1,498	1,095
Bank of the Philippine Islands	179	319
BDO Unibank Inc.	323	719
DMCI Holdings Inc.	737	216
Energy Development Corp.	2,179	286
Globe Telecom Inc.	8	296
GT Capital Holdings Inc.	15	425
International Container Terminal Services Inc.	124	185
JG Summit Holdings Inc.	515	802
Jollibee Foods Corp.	82	379
Megaworld Corp.	2,713	244
Metro Pacific Investments Corp.	2,378	262
Metropolitan Bank & Trust Co.	6	10
Philippine Long Distance Telephone Co.	20	869

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Robinsons Land Corp.	242	141
SM Investments Corp.	33	602
SM Prime Holdings Inc.	1,713	788
Universal Robina Corp.	176	696

		9,961

POLAND - 1.3%
Alior Bank SA (c)	11	188
Bank Handlowy w Warszawie SA	7	132
Bank Millennium SA (c) (e)	129	183
Bank Pekao SA	26	949
Bank Zachodni WBK SA (c)	7	496
CCC SA	5	189
Cyfrowy Polsat SA (c)	43	229
Enea SA	45	130
Energa SA	32	104
Eurocash SA	18	225
Grupa Lotos SA - Class A (c)	22	154
KGHM Polska Miedz SA	29	463
LPP SA	—	354
Mbank	3	278
Orange Polska Spolka Akcyjna	116	194
PGE SA	170	552
Polski Koncern Naftowy Orlen SA (e)	65	1,115
Polskie Gornictwo Naftowe i Gazownictwo SA	359	468
Powszechna Kasa Oszczednosci Bank Polski SA (c)	174	1,211
Powszechny Zaklad Ubezpieczen SA	112	968
Synthos SA	98	95
Tauron Polska Energia SA	162	119
Zaklady Azotowe w Tarnowie-Moscicach SA (c)	10	264

		9,060

QATAR - 1.0%
Barwa Real Estate Co.	19	205
Commercial Bank of Qatar QSC	28	356
Doha Bank QSC	28	341
Ezdan Holding Group QSC	162	707
Industries Qatar QSC	31	958
Masraf Al Rayan	76	778
Qatar Electricity & Water Co.	6	377
Qatar Gas Transport Co. Ltd.	49	314
Qatar Insurance Co.	18	399
Qatar Islamic Bank SAQ	12	357
Qatar National Bank	36	1,717
Qatar Telecom Qtel QSC	16	331
Vodafone Qatar	59	205

		7,045

ROMANIA - 0.1%
New Europe Property Investments Plc	43	496

RUSSIAN FEDERATION - 3.1%
Alrosa AO	396	303
Gazprom PAO	2,397	4,469
Lukoil OAO	103	3,323
Magnit OJSC - GDR	53	2,118
MegaFon PJSC - GDR	17	201
MMC Norilsk Nickel OJSC	11	1,412
Mobile Telesystems PJSC - ADR	106	654
Moscow Exchange MICEX-RTS OAO	231	289
NovaTek OAO - GDR	18	1,521
Rosneft OAO	236	821
Rostelecom PJSC	182	226
RusHydro JSC	22,415	209
Sberbank of Russia	2,185	3,025
Severstal PAO	42	354
Sistema JSFC - GDR	34	203

	Shares/Par †	Value
Surgutneftegas OAO	1,469	684
Tatneft OAO	289	1,258
VTB Bank OJSC	1,048,555	1,144

		22,214

SOUTH AFRICA - 6.6%
African Bank Investments Ltd. (f) (c)	281	—
Anglo Platinum Ltd. (c)	9	103
AngloGold Ashanti Ltd. (c)	81	553
Aspen Pharmacare Holdings Ltd.	69	1,383
Barclays Africa Group Ltd.	69	641
Barloworld Ltd.	38	151
Bidvest Group Ltd.	64	1,354
Brait SA (e)	69	742
Capitec Bank Holdings Ltd.	7	229
Coronation Fund Managers Ltd.	53	182
Discover Ltd.	73	624
Exxaro Resources Ltd.	32	90
FirstRand Ltd.	682	1,864
Fortress Income Fund Ltd. - Class A	165	171
Fortress Income Fund Ltd. - Class B	136	306
Foschini Ltd.	38	300
Gold Fields Ltd.	165	450
Growthpoint Properties Ltd.	461	692
Hyprop Investments Ltd.	48	321
Impala Platinum Holdings Ltd. (c)	125	203
Imperial Holdings Ltd.	37	284
Investec Ltd.	51	359
Liberty Holdings Ltd.	20	150
Life Healthcare Group Holdings Ltd.	189	429
Massmart Holdings Ltd.	19	126
Mediclinic International Ltd.	99	763
MMI Holdings Ltd.	204	290
Mondi Ltd.	24	467
Mr Price Group Ltd.	48	623
MTN Group Ltd.	336	2,894
Naspers Ltd. - Class N (e)	81	11,038
Nedbank Group Ltd.	40	484
Netcare Ltd.	191	418
Pick n Pay Stores Ltd.	56	236
Pioneer Foods Ltd.	26	269
PSG Group Ltd.	20	283
Redefine Properties Ltd.	850	534
Remgro Ltd.	97	1,535
Resilient REIT Ltd.	56	414
RMB Holdings Ltd.	145	521
RMI Holdings	132	329
Sanlam Ltd. (e)	351	1,373
Sappi Ltd. (c)	102	430
Sasol Ltd.	112	3,024
Shoprite Holdings Ltd.	92	855
Spar Group Ltd.	33	387
Standard Bank Group Ltd. (e)	244	1,791
Steinhoff International Holdings NV	501	2,543
Telkom SA Ltd.	41	169
Tiger Brands Ltd.	33	675
Truworths International Ltd.	87	511
Tsogo Sun Holdings Ltd.	78	123
Vodacom Group Ltd.	75	736
Woolworths Holdings Ltd.	200	1,292

		46,715

SOUTH KOREA - 14.3%
Amorepacific Corp.	7	2,303
AMOREPACIFIC Group	6	713
BGF retail Co. Ltd.	2	251
BNK Financial Group Inc.	49	350
Celltrion Inc. (c)	14	1,003

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Cheil Worldwide Inc. (c)	16	284
CJ CheilJedang Corp.	2	496
CJ Corp.	3	633
CJ E&M Corp. (c)	4	262
CJ Korea Express Co. Ltd. (c)	1	242
Coway Co. Ltd.	11	776
Daelim Industrial Co. Ltd.	5	301
Daewoo Engineering & Construction Co. Ltd. (c)	24	114
Daewoo International Corp.	11	146
Daewoo Securities Co. Ltd.	40	315
DGB Financial Group Inc.	32	273
Dongbu Insurance Co. Ltd.	9	520
Dongsuh Cos. Inc.	7	180
Doosan Corp.	2	115
Doosan Heavy Industries and Construction Co. Ltd.	10	166
E-Mart Co. Ltd.	4	684
GS Engineering & Construction Corp. (c)	9	146
GS Holdings Corp.	11	452
GSretail Co. Ltd.	5	232
Hana Financial Group Inc.	60	1,202
Hankook Tire Co. Ltd.	15	605
Hanmi Pharm Co. Ltd. (c)	1	650
Hanmi Science Co. Ltd. (c)	2	246
Hanon Systems	8	359
Hanssem Co. Ltd.	2	370
Hanwha Chem Corp.	21	488
Hanwha Corp.	8	276
Hanwha Life Insurance Co. Ltd.	43	270
Hotel Shilla Co. Ltd.	7	442
Hyosung Corp.	5	462
Hyundai Department Store Co. Ltd.	3	333
Hyundai Development Co.	11	354
Hyundai Engineering & Construction Co. Ltd.	15	356
Hyundai Glovis Co. Ltd.	4	619
Hyundai Heavy Industries Co. Ltd. (c)	8	626
Hyundai Marine & Fire Insurance Co. Ltd.	13	396
Hyundai Mobis	14	2,891
Hyundai Motor Co.	31	3,945
Hyundai Steel Co.	16	690
Hyundai Wia Corp.	3	315
Industrial Bank of Korea	57	594
Kakao Corp.	6	595
Kangwon Land Inc.	24	786
KB Financial Group Inc.	78	2,208
KCC Corp.	1	417
KEPCO Plant Service & Engineering Co. Ltd.	4	326
Kia Motors Corp.	53	2,381
Korea Aerospace Industries Ltd.	9	593
Korea Electric Power Corp.	52	2,216
Korea Gas Corp.	5	155
Korea Investment Holdings Co. Ltd.	8	333
Korea Kumho Petrochemical	3	127
Korea Zinc Co. Ltd.	2	697
Korean Air Lines Co. Ltd. (c)	6	147
KT Corp. - ADR (c)	13	155
KT&G Corp.	22	1,995
LG Chem Ltd.	9	2,571
LG Corp.	19	1,164
LG Display Co. Ltd.	47	980
LG Electronics Inc.	21	974
LG Household & Health Care Ltd.	2	1,691
LG Innotek Co. Ltd.	3	216
LG Telecom Ltd.	48	426
Lotte Chemical	3	642
Lotte Chilsung Beverage Co. Ltd.	—	229
Lotte Confectionery Co. Ltd.	—	278

	Shares/Par †	Value
Lotte Shopping Co. Ltd.	2	441
Mirae Asset Securities Co. Ltd.	14	250
NCSoft Corp.	4	632
NH Investment and Securities	24	207
NHN Corp.	6	3,170
OCI Co. Ltd.	3	199
Orion Corp.	1	721
Ottogi Corp.	—	242
Paradise Co. Ltd.	11	165
POSCO Inc.	14	1,981
S-Oil Corp.	9	603
S1 Corp.	4	360
Samsung C&T Corp. (c)	15	1,816
Samsung Card Co. Ltd.	7	173
Samsung Electro-Mechanics Co. Ltd.	12	646
Samsung Electronics Co. Ltd.	22	23,898
Samsung Fire & Marine Insurance Co. Ltd.	7	1,886
Samsung Heavy Industries Co. Ltd.	29	263
Samsung Life Insurance Co. Ltd.	16	1,520
Samsung SDI Co.	11	1,075
Samsung SDS Co. Ltd.	6	1,351
Samsung Securities Co. Ltd.	11	391
Shinhan Financial Group Co. Ltd.	87	2,909
Shinsegae Co. Ltd.	1	249
SK C&C Co. Ltd.	7	1,454
SK Hynix Inc.	118	3,049
SK Innovation Co. Ltd. (c)	13	1,439
SK Networks Co. Ltd.	22	104
SK Telecom Co. Ltd.	2	359
Woori Bank	68	508
Yuhan Corp.	2	369

		102,178

TAIWAN - 11.7%
Acer Inc. (c)	697	255
Advanced Semiconductor Engineering Inc.	1,280	1,470
Advantech Co. Ltd.	65	417
Asia Cement Corp.	456	379
Asia Pacific Telecom Co. Ltd. (c)	424	150
Asustek Computer Inc.	143	1,181
AU Optronics Corp.	1,695	500
Casetek Holdings Ltd.	32	128
Catcher Technology Co. Ltd.	134	1,113
Cathay Financial Holding Co. Ltd.	1,654	2,317
Chailease Holding Co. Ltd.	193	333
Chang Hwa Commercial Bank	948	452
Cheng Shin Rubber Industry Co. Ltd.	327	529
Chicony Electronics Co. Ltd.	90	197
China Airlines Ltd. (c)	463	169
China Development Financial Holding Corp.	2,773	692
China Steel Corp.	2,383	1,299
Chunghwa Telecom Co. Ltd.	764	2,302
Compal Electronics Inc.	815	456
CTBC Financial Holding Co. Ltd.	3,105	1,590
Delta Electronics Inc.	410	1,929
E. Sun Financial Holding Co. Ltd.	1,440	836
Eclat Textile Co. Ltd.	36	497
Eva Airways Corp. (c)	409	231
Evergreen Marine Corp. Taiwan Ltd.	367	148
Far Eastern New Century Corp.	635	496
Far EasTone Telecommunications Co. Ltd.	319	656
Feng Tay Enterprise Co. Ltd.	55	280
First Financial Holding Co. Ltd.	1,820	845
Formosa Chemicals & Fibre Corp.	653	1,464
Formosa Petrochemical Corp.	235	562
Formosa Plastics Corp.	838	1,955
Formosa Taffeta Co. Ltd.	148	135
Foxconn Technology Co. Ltd.	174	366

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Fubon Financial Holding Co. Ltd.	1,349	1,835
Giant Manufacturing Co. Ltd.	56	371
Hermes Microvision Inc.	8	288
Highwealth Construction Corp.	141	162
Hiwin Technologies Corp.	45	175
Hon Hai Precision Industry Co. Ltd.	2,922	7,151
Hotai Motor Co. Ltd.	50	575
HTC Corp.	130	307
Hua Nan Financial Holdings Co. Ltd.	1,312	607
Innolux Corp.	1,685	506
Inotera Memories Inc. (c)	511	431
Inventec Corp.	429	280
Largan Precision Co. Ltd.	20	1,368
Lite-On Technology Corp.	440	425
MediaTek Inc.	302	2,286
Mega Financial Holdings Co. Ltd.	2,306	1,487
Merida Industry Co. Ltd.	41	219
Nan Ya Plastics Corp.	967	1,786
Novatek Microelectronics Corp.	118	458
OBI Pharma Inc. (c)	22	437
Pegatron Corp.	392	853
Phison Electronics Corp.	29	204
Pou Chen Corp.	445	581
Powertech Technology Inc.	131	259
President Chain Store Corp.	117	730
Quanta Computer Inc.	551	884
Radiant Opto-Electronics Corp.	100	227
Realtek Semiconductor Corp.	95	226
Ruentex Development Co. Ltd.	192	250
Ruentex Industries Ltd.	96	179
Shin Kong Financial Holding Co. Ltd.	1,790	388
Siliconware Precision Industries Co.	438	692
Simplo Technology Co. Ltd.	55	174
SinoPac Financial Holdings Co. Ltd.	1,965	558
Standard Foods Corp.	84	209
Synnex Technology International Corp.	259	251
Taishin Financial Holding Co. Ltd.	1,648	569
Taiwan Business Bank (c)	994	247
Taiwan Cement Corp.	683	565
Taiwan Cooperative Financial Holding	1,458	607
Taiwan Fertilizer Co. Ltd.	193	251
Taiwan Mobile Co. Ltd.	337	1,023
Taiwan Semiconductor Manufacturing Co. Ltd.	4,995	21,548
Teco Electric and Machinery Co. Ltd.	401	320
Transcend Information Inc.	54	140
Uni-President Enterprises Corp.	980	1,633
United Microelectronics Corp.	2,466	901
Vanguard International Semiconductor Corp.	152	196
Wistron Corp.	564	316
WPG Holdings Co. Ltd.	254	241
Yuanta Financial Holding Co. Ltd.	1,809	663
Yulon Motor Co. Ltd.	157	143
Zhen Ding Technology Holding Ltd.	82	186

		83,697

THAILAND - 1.9%
Advanced Info Service PCL	19	81
Advanced Info Service PCL - NVDR	190	801
Airports of Thailand PCL - NVDR	88	837
Bangkok Bank PCL	32	137
Bangkok Dusit Medical Services PCL - NVDR	707	437
Bangkok Metro PCL (c) (f)	3,100	191
Banpu PCL	78	34
Banpu PCL - NVDR	194	86
BEC World PCL	73	62
BEC World PCL - NVDR	166	140
BTS Group Holdings PCL - NVDR	1,062	268
Bumrungrad Hospital PCL - NVDR	73	426

	Shares/Par †	Value
Central Pattana PCL - NVDR	277	360
Charoen Pokphand Foods PCL	227	115
Charoen Pokphand Foods PCL - NVDR	437	221
CP ALL PCL	253	275
CP ALL PCL - NVDR (e)	639	694
Delta Electronics Thailand PCL	96	202
Energy Absolute PCL - NVDR	265	165
Glow Energy PCL	12	23
Glow Energy PCL - NVDR	72	148
Home Product Center PCL - NVDR	875	165
Indorama Ventures PCL	100	59
Indorama Ventures PCL - NVDR	199	116
IRPC PCL	198	24
IRPC PCL - NVDR	1,484	176
Kasikornbank PCL	19	77
Kasikornbank PCL - NVDR (e)	340	1,412
Krung Thai Bank PCL - Class F	61	28
Krung Thai Bank PCL	244	113
Krung Thai Bank PCL - NVDR	516	238
Minor International PCL - NVDR	339	340
PTT Exploration & Production PCL	83	132
PTT Exploration & Production PCL - NVDR	193	306
PTT Global Chemical PCL	44	61
PTT Global Chemical PCL - NVDR	365	504
PTT PCL	44	294
PTT PCL - NVDR	160	1,075
Siam Cement PCL	4	52
Siam Cement PCL - NVDR	78	986
Siam Commercial Bank PCL (e)	39	128
Siam Commercial Bank PCL - NVDR	279	922
Thai Oil PCL	35	63
Thai Oil PCL - NVDR	92	167
Thai Union Group Public Co. - NVDR	416	197
TMB Bank PCL - NVDR	2,362	158
True Corp PCL - NVDR (c)	1,621	300

		13,796

TURKEY - 1.3%
Akbank T.A.S.	435	997
Anadolu Efes Biracilik Ve Malt Sanayii A/S	40	257
Arcelik A/S	48	228
BIM Birlesik Magazalar A/S	44	766
Coca-Cola Icecek A/S	14	177
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	382	340
Enka Insaat ve Sanayi A/S	105	163
Eregli Demir ve Celik Fabrikalari TAS	307	320
Ford Otomotiv Sanayi A/S	13	132
Haci Omer Sabanci Holding A/S	178	505
KOC Holding A/S	122	457
Petkim Petrokimya Holding A/S (c)	93	147
TAV Havalimanlari Holding A/S	31	195
Tofas Turk Otomobil Fabrikasi A/S	25	160
Tupras Turkiye Petrol Rafinerileri A/S (c)	26	610
Turk Hava Yollari (c)	107	269
Turk Telekomunikasyon A/S	112	209
Turkcell Iletisim Hizmetleri A/S	176	598
Turkiye Garanti Bankasi A/S	467	1,138
Turkiye Halk Bankasi A/S	128	454
Turkiye Is Bankasi A/S - Class C	324	510
Turkiye Sise ve Cam Fabrikalari A/S	180	197
Turkiye Vakiflar Bankasi Tao	160	210
Ulker Biskuvi Sanayi A/S	35	212
Yapi ve Kredi Bankasi A/S	158	178

		9,429

UNITED ARAB EMIRATES - 0.9%
Abu Dhabi Commercial Bank PJSC	404	720
Aldar Properties PJSC	641	401

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Arabtec Holding Co. (c)	356	120
DP World Ltd.	34	685
Dubai Financial Market	328	109
Dubai Islamic Bank PJSC	203	341
Emaar Malls Group PJSC (c)	425	318
Emaar Properties PJSC	721	1,108
Emirates Telecommunications Group Co. PJSC	354	1,551
First Gulf Bank PJSC	183	629
National Bank of Abu Dhabi PJSC	134	290

		6,272

UNITED KINGDOM - 0.1%
British American Tobacco Plc	29	378

Total Common Stocks (cost $812,242)		670,853

PREFERRED STOCKS - 3.7%

BRAZIL - 1.8%
Banco Bradesco SA	507	2,470
Braskem SA	30	208
Centrais Eletricas Brasileiras SA	57	151
Cia Brasileira de Distribuicao Grupo Pao de Acucar	30	315
Cia Energetica de Minas Gerais	136	211
Cia Energetica de Sao Paulo	44	150
Cia Paranaense de Energia	21	127
Gerdau SA	162	190
Itau Unibanco Holding SA	615	4,091
Itausa - Investimentos Itau SA	716	1,244
Lojas Americanas SA	99	485
Petroleo Brasileiro SA (c)	771	1,305
Suzano Papel e Celulose SA	68	321
Telefonica Brasil SA	80	725
Vale SA	362	939

		12,932

CHILE - 0.1%
Embotelladora Andina SA - Class B	61	181
Sociedad Quimica y Minera de Chile SA	18	330

		511

COLOMBIA - 0.1%
Bancolombia SA	86	588
Grupo Aval Acciones y Valores	571	199
Grupo de Inversiones Suramericana SA	13	139

		926

MEXICO - 0.6%
Cemex SAB de CV (c)	2,730	1,489
Grupo Televisa SAB	496	2,717

		4,206

RUSSIAN FEDERATION - 0.3%
AK Transneft OAO	—	837
Surgutneftegas OAO	1,388	840

		1,677

SOUTH KOREA - 0.8%
Amorepacific Corp. (c)	2	340
Hyundai Motor Co.	8	677
Hyundai Motor Co.	5	423
LG Chem Ltd.	2	360
Samsung Electronics Co. Ltd.	4	3,850

		5,650

Total Preferred Stocks (cost $45,848)		25,902

	Shares/Par †	Value
RIGHTS - 0.0%

BRAZIL - 0.0%
Banco Bradesco SA (c) (f)	5	2
Banco Bradesco SA (c) (f)	17	11

		13

CHINA - 0.0%
GCL-Poly Energy Holdings Ltd. (c) (f)	402	4

SOUTH KOREA - 0.0%
BNK Financial Group (c)	11	12

Total Rights (cost $0)		29

SHORT TERM INVESTMENTS - 4.0%

Investment Company - 1.9%
JNL Money Market Fund, 0.19% (a) (h)	13,611	13,611

Securities Lending Collateral - 2.0%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	14,495	14,495

Treasury Securities - 0.1%
U.S. Treasury Bill, 0.06%, 03/17/16 (o)	$835	835

Total Short Term Investments (cost $28,941)		28,941

Total Investments - 101.8% (cost $887,031)		725,725
Other Assets and Liabilities, Net - (1.8%)		(13,058)

Total Net Assets - 100.0%		$712,667

JNL/Mellon Capital S&P 500 Index Fund

COMMON STOCKS - 99.3%

CONSUMER DISCRETIONARY - 12.8%
Advance Auto Parts Inc.	22	$3,280
Amazon.com Inc. (c)	115	77,571
AutoNation Inc. (c)	20	1,203
AutoZone Inc. (c)	9	6,803
Bed Bath & Beyond Inc. (c) (e)	51	2,463
Best Buy Co. Inc.	88	2,665
BorgWarner Inc.	70	3,038
Cablevision Systems Corp. - Class A	71	2,274
Carmax Inc. (c)	62	3,362
Carnival Corp.	134	7,312
CBS Corp. - Class B	130	6,126
Chipotle Mexican Grill Inc. - Class A (c) (e)	9	4,428
Coach Inc.	87	2,834
Comcast Corp. - Class A	730	41,204
D.R. Horton Inc.	99	3,183
Darden Restaurants Inc.	34	2,161
Delphi Automotive Plc	86	7,351
Discovery Communications Inc. - Class A (c) (e)	39	1,027
Discovery Communications Inc. - Class C (c)	76	1,925
Dollar General Corp.	88	6,343
Dollar Tree Inc. (c)	70	5,395
Expedia Inc.	35	4,321
Ford Motor Co.	1,157	16,307
Fossil Group Inc. (c)	12	445
GameStop Corp. - Class A (e)	28	786
Gap Inc. (e)	69	1,709
Garmin Ltd. (e)	30	1,126
General Motors Co.	426	14,501
Genuine Parts Co.	45	3,893
Goodyear Tire & Rubber Co.	79	2,596
H&R Block Inc.	72	2,386
HanesBrands Inc.	120	3,522

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Harley-Davidson Inc.	58	2,620
Harman International Industries Inc. (e)	23	2,121
Hasbro Inc.	35	2,364
Home Depot Inc.	379	50,126
Interpublic Group of Cos. Inc.	120	2,804
Johnson Controls Inc.	194	7,680
Kohl’s Corp.	57	2,719
L Brands Inc.	76	7,290
Leggett & Platt Inc.	40	1,691
Lennar Corp. - Class A (e)	52	2,529
Lowe’s Cos. Inc.	274	20,810
Macy’s Inc.	94	3,302
Marriott International Inc. - Class A (e)	58	3,882
Mattel Inc. (e)	106	2,893
McDonald’s Corp.	275	32,463
Michael Kors Holdings Ltd. (c)	58	2,304
Mohawk Industries Inc. (c)	19	3,510
Netflix Inc. (c)	126	14,404
Newell Rubbermaid Inc.	80	3,529
News Corp. - Class A	114	1,523
News Corp. - Class B (e)	30	421
Nike Inc. - Class B	403	25,169
Nordstrom Inc. (e)	42	2,093
O’Reilly Automotive Inc. (c)	30	7,597
Omnicom Group Inc. (e)	73	5,497
Priceline Group Inc. (c)	15	18,984
Pulte Homes Inc.	95	1,701
PVH Corp.	26	1,893
Ralph Lauren Corp. - Class A (e)	18	1,981
Ross Stores Inc.	123	6,619
Royal Caribbean Cruises Ltd.	49	4,979
Scripps Networks Interactive Inc. - Class A (e)	28	1,540
Signet Jewelers Ltd.	24	2,953
Staples Inc.	200	1,896
Starbucks Corp.	441	26,456
Starwood Hotels & Resorts Worldwide Inc.	51	3,526
Target Corp.	187	13,551
Tegna Inc. (e)	69	1,768
Tiffany & Co.	33	2,523
Time Warner Cable Inc.	84	15,565
Time Warner Inc.	239	15,465
TJX Cos. Inc.	202	14,308
Tractor Supply Co.	41	3,475
TripAdvisor Inc. (c) (e)	35	3,002
Twenty-First Century Fox Inc. - Class A	351	9,528
Twenty-First Century Fox Inc. - Class B	128	3,486
Under Armour Inc. - Class A (c) (e)	53	4,291
Urban Outfitters Inc. (c)	26	592
VF Corp.	101	6,288
Viacom Inc. - Class B	106	4,371
Walt Disney Co.	455	47,808
Whirlpool Corp.	23	3,439
Wyndham Worldwide Corp.	35	2,551
Wynn Resorts Ltd. (e)	26	1,797
Yum! Brands Inc.	128	9,375

		690,592

CONSUMER STAPLES - 10.0%
Altria Group Inc.	583	33,933
Archer-Daniels-Midland Co.	184	6,752
Brown-Forman Corp. - Class B	32	3,155
Campbell Soup Co.	53	2,791
Church & Dwight Co. Inc.	33	2,795
Clorox Co.	39	4,947
Coca-Cola Co.	1,169	50,218
Coca-Cola Enterprises Inc.	62	3,060
Colgate-Palmolive Co.	266	17,746
ConAgra Foods Inc.	127	5,358

	Shares/Par †	Value
Constellation Brands Inc. - Class A	50	7,178
Costco Wholesale Corp.	130	21,053
CVS Health Corp.	331	32,355
Dr. Pepper Snapple Group Inc.	57	5,317
Estee Lauder Cos. Inc. - Class A	66	5,850
General Mills Inc.	177	10,206
Hershey Co. (e)	44	3,900
Hormel Foods Corp.	40	3,183
JM Smucker Co.	36	4,381
Kellogg Co.	75	5,391
Keurig Green Mountain Inc.	35	3,185
Kimberly-Clark Corp.	108	13,757
Kraft Heinz Foods Co.	176	12,790
Kroger Co.	291	12,168
McCormick & Co. Inc.	35	2,954
Mead Johnson Nutrition Co.	60	4,758
Molson Coors Brewing Co. - Class B	47	4,376
Mondelez International Inc. - Class A	478	21,453
Monster Beverage Corp. (c)	44	6,522
PepsiCo Inc.	435	43,512
Philip Morris International Inc.	463	40,669
Procter & Gamble Co.	812	64,495
Reynolds American Inc.	247	11,387
Sysco Corp.	157	6,456
Tyson Foods Inc. - Class A	87	4,645
Wal-Mart Stores Inc.	468	28,680
Walgreens Boots Alliance Inc.	259	22,037
Whole Foods Market Inc.	107	3,576

		536,989

ENERGY - 6.4%
Anadarko Petroleum Corp.	151	7,325
Apache Corp.	112	4,990
Baker Hughes Inc.	129	5,961
Cabot Oil & Gas Corp. - Class A	129	2,277
Cameron International Corp. (c)	57	3,604
Chesapeake Energy Corp. (e)	126	566
Chevron Corp.	562	50,552
Cimarex Energy Co.	29	2,603
Columbia Pipeline Group Inc.	115	2,299
ConocoPhillips Co.	366	17,077
CONSOL Energy Inc. (e)	58	458
Devon Energy Corp.	115	3,679
Diamond Offshore Drilling Inc. (e)	17	351
Ensco Plc - Class A (e)	57	874
EOG Resources Inc.	163	11,532
EQT Corp.	45	2,367
Exxon Mobil Corp. (e)	1,243	96,927
FMC Technologies Inc. (c)	68	1,979
Halliburton Co.	253	8,601
Helmerich & Payne Inc. (e)	32	1,703
Hess Corp.	73	3,524
Kinder Morgan Inc.	533	7,945
Marathon Oil Corp.	201	2,534
Marathon Petroleum Corp.	161	8,360
Murphy Oil Corp. (e)	43	972
National Oilwell Varco Inc. (e)	115	3,862
Newfield Exploration Co. (c)	43	1,392
Noble Energy Inc.	127	4,194
Occidental Petroleum Corp.	228	15,401
Oneok Inc.	66	1,627
Phillips 66	143	11,657
Pioneer Natural Resources Co.	44	5,568
Range Resources Corp. (e)	50	1,225
Schlumberger Ltd.	376	26,254
Southwestern Energy Co. (c) (e)	100	709
Spectra Energy Corp.	200	4,779
Tesoro Corp.	37	3,950

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Transocean Ltd. (e)	87	1,072
Valero Energy Corp.	144	10,194
Williams Cos. Inc.	200	5,147

		346,091

FINANCIALS - 16.4%
ACE Ltd.	97	11,324
Affiliated Managers Group Inc. (c)	16	2,606
AFLAC Inc.	129	7,717
Allstate Corp.	116	7,213
American Express Co.	253	17,582
American International Group Inc.	371	22,978
American Tower Corp.	126	12,174
Ameriprise Financial Inc.	54	5,732
Aon Plc - Class A	84	7,714
Apartment Investment & Management Co. - Class A	41	1,648
Assurant Inc.	19	1,510
AvalonBay Communities Inc.	41	7,507
Bank of America Corp.	3,112	52,381
Bank of New York Mellon Corp. (a)	329	13,544
BB&T Corp.	231	8,727
Berkshire Hathaway Inc. - Class B (c)	559	73,864
BlackRock Inc.	38	12,840
Boston Properties Inc.	46	5,819
Capital One Financial Corp.	159	11,492
CBRE Group Inc. - Class A (c)	85	2,945
Charles Schwab Corp.	355	11,681
Chubb Corp.	68	9,045
Cincinnati Financial Corp.	47	2,752
Citigroup Inc.	894	46,247
CME Group Inc.	100	9,054
Comerica Inc.	56	2,342
Crown Castle International Corp.	100	8,659
Discover Financial Services	131	7,043
E*TRADE Financial Corp. (c)	91	2,705
Equinix Inc.	18	5,576
Equity Residential	108	8,821
Essex Property Trust Inc.	19	4,659
Fifth Third Bancorp (e)	241	4,841
Four Corners Property Trust Inc. (c)	—	—
Franklin Resources Inc.	116	4,271
General Growth Properties Inc.	174	4,729
Goldman Sachs Group Inc.	119	21,476
Hartford Financial Services Group Inc.	125	5,422
HCP Inc.	137	5,251
Host Hotels & Resorts Inc.	225	3,459
Huntington Bancshares Inc.	239	2,640
Intercontinental Exchange Inc.	35	9,091
Invesco Ltd.	128	4,290
Iron Mountain Inc.	61	1,638
JPMorgan Chase & Co.	1,100	72,610
KeyCorp	253	3,332
Kimco Realty Corp.	128	3,394
Legg Mason Inc.	32	1,260
Leucadia National Corp.	100	1,745
Lincoln National Corp.	75	3,785
Loews Corp.	88	3,395
M&T Bank Corp.	48	5,861
Macerich Co.	42	3,380
Marsh & McLennan Cos. Inc.	156	8,660
McGraw-Hill Financial Inc.	81	8,012
MetLife Inc.	331	15,958
Moody’s Corp.	53	5,302
Morgan Stanley	456	14,494
NASDAQ Inc.	38	2,203
Navient Corp.	106	1,212
Northern Trust Corp.	65	4,705

	Shares/Par †	Value
People’s United Financial Inc. (e)	79	1,273
Plum Creek Timber Co. Inc.	56	2,657
PNC Financial Services Group Inc.	154	14,640
Principal Financial Group Inc.	82	3,670
Progressive Corp.	173	5,504
ProLogis Inc.	156	6,686
Prudential Financial Inc.	134	10,944
Public Storage	43	10,689
Realty Income Corp. (e)	74	3,830
Regions Financial Corp.	399	3,830
Simon Property Group Inc.	92	17,947
SL Green Realty Corp.	30	3,355
State Street Corp.	122	8,109
SunTrust Banks Inc. (e)	153	6,574
Synchrony Financial (c)	247	7,519
T. Rowe Price Group Inc.	75	5,381
Torchmark Corp.	32	1,857
Travelers Cos. Inc.	92	10,432
U.S. Bancorp	492	20,997
Unum Group	73	2,441
Ventas Inc. (e)	98	5,553
Vornado Realty Trust	52	5,211
Wells Fargo & Co.	1,388	75,478
Welltower Inc.	104	7,097
Weyerhaeuser Co.	154	4,618
XL Group Plc	91	3,577
Zions Bancorp (e)	60	1,638

		883,824

HEALTH CARE - 15.0%
Abbott Laboratories	442	19,831
AbbVie Inc.	492	29,132
Aetna Inc.	104	11,204
Agilent Technologies Inc.	99	4,149
Alexion Pharmaceuticals Inc. (c)	66	12,682
Allergan Plc (c)	118	36,765
AmerisourceBergen Corp.	59	6,083
Amgen Inc.	225	36,584
Anthem Inc.	78	10,942
Baxalta Inc.	162	6,313
Baxter International Inc.	162	6,172
Becton Dickinson & Co.	62	9,583
Biogen Inc. (c)	66	20,279
Boston Scientific Corp. (c)	398	7,347
Bristol-Myers Squibb Co.	498	34,266
Cardinal Health Inc.	98	8,767
Celgene Corp. (c)	235	28,158
Cerner Corp. (c)	91	5,479
CIGNA Corp.	76	11,179
CR Bard Inc.	22	4,186
DaVita HealthCare Partners Inc. (c)	51	3,568
Dentsply International Inc.	44	2,684
Edwards Lifesciences Corp. (c)	64	5,055
Eli Lilly & Co.	290	24,399
Endo International Plc (c)	60	3,699
Express Scripts Holding Co. (c)	200	17,521
Gilead Sciences Inc.	431	43,614
HCA Holdings Inc. (c)	94	6,385
Henry Schein Inc. (c)	25	3,941
Humana Inc.	44	7,936
Illumina Inc. (c)	43	8,244
Intuitive Surgical Inc. (c)	11	5,986
Johnson & Johnson	826	84,881
Laboratory Corp. of America Holdings (c)	30	3,699
Mallinckrodt Plc (c)	35	2,579
McKesson Corp.	69	13,554
Medtronic Plc	420	32,298
Merck & Co. Inc.	837	44,227

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Mylan NV (c) (e)	122	6,616
Patterson Cos. Inc.	20	924
PerkinElmer Inc.	36	1,951
Perrigo Co. Plc	43	6,286
Pfizer Inc.	1,843	59,489
Quest Diagnostics Inc.	45	3,174
Regeneron Pharmaceuticals Inc. (c)	23	12,444
St. Jude Medical Inc.	83	5,145
Stryker Corp.	94	8,701
Tenet Healthcare Corp. (c) (e)	25	748
Thermo Fisher Scientific Inc.	118	16,753
UnitedHealth Group Inc.	285	33,477
Universal Health Services Inc. - Class B	27	3,245
Varian Medical Systems Inc. (c)	29	2,371
Vertex Pharmaceuticals Inc. (c)	72	9,108
Waters Corp. (c)	25	3,317
Zimmer Biomet Holdings Inc.	51	5,206
Zoetis Inc. - Class A	137	6,541

		808,867

INDUSTRIALS - 10.0%
3M Co.	184	27,732
ADT Corp. (e)	44	1,448
Allegion Plc	31	2,024
American Airlines Group Inc.	187	7,928
AMETEK Inc.	72	3,855
Boeing Co.	188	27,236
C.H. Robinson Worldwide Inc.	42	2,615
Caterpillar Inc. (e)	174	11,851
Cintas Corp.	27	2,419
CSX Corp.	293	7,613
Cummins Inc.	50	4,384
Danaher Corp.	177	16,407
Deere & Co. (e)	93	7,069
Delta Air Lines Inc.	236	11,977
Dover Corp.	47	2,852
Dun & Bradstreet Corp.	9	976
Eaton Corp. Plc	139	7,221
Emerson Electric Co.	198	9,482
Equifax Inc.	35	3,948
Expeditors International of Washington Inc.	56	2,536
Fastenal Co. (e)	81	3,320
FedEx Corp.	78	11,654
Flowserve Corp. (e)	39	1,651
Fluor Corp.	39	1,848
General Dynamics Corp.	90	12,378
General Electric Co.	2,818	87,788
Honeywell International Inc.	232	24,009
Illinois Tool Works Inc.	98	9,070
Ingersoll-Rand Plc	79	4,354
Jacobs Engineering Group Inc. (c)	33	1,394
JB Hunt Transport Services Inc.	27	2,003
Kansas City Southern	33	2,428
L-3 Communications Holdings Inc.	24	2,855
Lockheed Martin Corp.	79	17,233
Masco Corp.	93	2,635
Nielsen Holdings Plc (e)	110	5,115
Norfolk Southern Corp.	91	7,657
Northrop Grumman Systems Corp.	55	10,307
PACCAR Inc. (e)	105	4,999
Parker Hannifin Corp. (e)	41	4,002
Pentair Plc	56	2,763
Pitney Bowes Inc. (e)	51	1,047
Precision Castparts Corp.	41	9,519
Quanta Services Inc. (c) (e)	56	1,130
Raytheon Co.	91	11,279
Republic Services Inc. - Class A	71	3,130
Robert Half International Inc.	43	2,014

	Shares/Par †	Value
Rockwell Automation Inc.	40	4,110
Rockwell Collins Inc. (e)	39	3,638
Roper Industries Inc.	30	5,676
Ryder System Inc.	13	734
Snap-On Inc.	18	3,115
Southwest Airlines Co.	198	8,543
Stanley Black & Decker Inc.	46	4,881
Stericycle Inc. (c) (e)	25	3,055
Textron Inc.	83	3,476
Tyco International Plc	125	3,996
Union Pacific Corp.	258	20,147
United Continental Holdings Inc. (c)	113	6,481
United Parcel Service Inc. - Class B	206	19,812
United Rentals Inc. (c)	25	1,807
United Technologies Corp.	246	23,586
Verisk Analytics Inc. (c) (e)	46	3,538
Waste Management Inc.	126	6,749
WW Grainger Inc. (e)	18	3,596
Xylem Inc. (e)	58	2,122

		538,217

INFORMATION TECHNOLOGY - 20.5%
Accenture Plc - Class A	186	19,408
Activision Blizzard Inc. (e)	149	5,775
Adobe Systems Inc. (c)	147	13,843
Akamai Technologies Inc. (c)	53	2,799
Alliance Data Systems Corp. (c)	18	5,103
Alphabet Inc. - Class A (c)	87	67,657
Alphabet Inc. - Class C (c)	89	67,305
Amphenol Corp. - Class A	92	4,800
Analog Devices Inc.	93	5,159
Apple Inc.	1,668	175,578
Applied Materials Inc.	345	6,444
Autodesk Inc. (c)	68	4,132
Automatic Data Processing Inc.	139	11,802
Avago Technologies Ltd.	77	11,196
Broadcom Corp. - Class A	167	9,665
CA Inc.	92	2,634
Cisco Systems Inc.	1,516	41,166
Citrix Systems Inc. (c)	48	3,615
Cognizant Technology Solutions Corp. - Class A (c)	181	10,875
Corning Inc.	364	6,657
CSRA Inc.	43	1,292
eBay Inc. (c)	329	9,028
Electronic Arts Inc. (c)	92	6,352
EMC Corp.	576	14,790
F5 Networks Inc. (c)	21	2,047
Facebook Inc. - Class A (c)	678	70,915
Fidelity National Information Services Inc.	84	5,105
First Solar Inc. (c)	22	1,466
Fiserv Inc. (c)	70	6,434
FLIR Systems Inc.	34	960
Harris Corp.	38	3,335
Hewlett Packard Enterprise Co.	526	7,996
HP Inc.	536	6,345
Intel Corp.	1,406	48,453
International Business Machines Corp.	268	36,829
Intuit Inc.	79	7,636
Juniper Networks Inc.	110	3,026
KLA-Tencor Corp.	47	3,248
Lam Research Corp.	47	3,747
Linear Technology Corp.	74	3,162
MasterCard Inc. - Class A	296	28,797
Microchip Technology Inc. (e)	61	2,843
Micron Technology Inc. (c)	320	4,537
Microsoft Corp.	2,386	132,362
Motorola Solutions Inc.	47	3,230

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
NetApp Inc.	89	2,368
Nvidia Corp. (e)	152	5,020
Oracle Corp.	957	34,967
Paychex Inc.	97	5,141
PayPal Holdings Inc. (c)	328	11,880
Qorvo Inc. (c) (e)	43	2,168
QUALCOMM Inc.	451	22,519
Red Hat Inc. (c)	55	4,520
Salesforce.com Inc. (c)	186	14,587
SanDisk Corp.	62	4,705
Seagate Technology (e)	90	3,291
Skyworks Solutions Inc.	57	4,366
Symantec Corp.	203	4,256
TE Connectivity Ltd.	116	7,486
Teradata Corp. (c)	39	1,034
Texas Instruments Inc.	305	16,705
Total System Services Inc.	50	2,483
VeriSign Inc. (c) (e)	27	2,353
Visa Inc. - Class A (e)	579	44,899
Western Digital Corp.	68	4,094
Western Union Co. (e)	152	2,722
Xerox Corp.	296	3,150
Xilinx Inc.	76	3,580
Yahoo! Inc. (c)	259	8,617

		1,106,459

MATERIALS - 2.8%
Air Products & Chemicals Inc.	57	7,470
Airgas Inc.	18	2,450
Alcoa Inc.	390	3,852
Avery Dennison Corp.	24	1,529
Ball Corp.	43	3,128
CF Industries Holdings Inc.	70	2,858
Dow Chemical Co.	337	17,324
E. I. du Pont de Nemours & Co.	262	17,476
Eastman Chemical Co.	44	2,998
Ecolab Inc.	80	9,098
FMC Corp.	43	1,680
Freeport-McMoran Inc. - Class B (e)	342	2,318
International Flavors & Fragrances Inc. (e)	25	3,021
International Paper Co.	126	4,738
LyondellBasell Industries NV - Class A	108	9,359
Martin Marietta Materials Inc. (e)	19	2,539
Monsanto Co.	131	12,871
Mosaic Co.	100	2,750
Newmont Mining Corp.	165	2,973
Nucor Corp.	95	3,829
Owens-Illinois Inc. (c)	40	689
PPG Industries Inc.	81	7,978
Praxair Inc.	86	8,763
Sealed Air Corp.	63	2,791
Sherwin-Williams Co.	24	6,112
Vulcan Materials Co. (e)	40	3,754
WestRock Co.	78	3,540

		147,888

TELECOMMUNICATION SERVICES - 2.4%
AT&T Inc.	1,837	63,204
CenturyLink Inc. (e)	168	4,221
Frontier Communications Corp. (e)	343	1,603
Level 3 Communications Inc. (c)	88	4,757
Verizon Communications Inc.	1,215	56,165

		129,950

UTILITIES - 3.0%
AES Corp.	214	2,050
AGL Resources Inc.	38	2,418
Ameren Corp.	75	3,258

	Shares/Par †	Value
American Electric Power Co. Inc.	146	8,480
CenterPoint Energy Inc.	135	2,480
CMS Energy Corp. (e)	86	3,103
Consolidated Edison Inc.	87	5,597
Dominion Resources Inc.	176	11,914
DTE Energy Co.	53	4,281
Duke Energy Corp.	205	14,643
Edison International	97	5,735
Entergy Corp.	53	3,657
Eversource Energy	95	4,827
Exelon Corp.	273	7,589
FirstEnergy Corp.	126	3,987
NextEra Energy Inc.	136	14,167
NiSource Inc.	94	1,837
NRG Energy Inc.	84	993
Pepco Holdings Inc.	75	1,948
PG&E Corp.	143	7,595
Pinnacle West Capital Corp.	33	2,116
PPL Corp.	199	6,778
Public Service Enterprise Group Inc.	150	5,817
SCANA Corp.	45	2,721
Sempra Energy	69	6,506
Southern Co.	270	12,613
TECO Energy Inc.	69	1,842
WEC Energy Group Inc.	94	4,813
Xcel Energy Inc.	151	5,414

		159,179

Total Common Stocks (cost $4,278,388)		5,348,056

SHORT TERM INVESTMENTS - 2.8%

Investment Company - 0.6%
JNL Money Market Fund, 0.19% (a) (h)	32,996	32,996

Securities Lending Collateral - 2.2%
Repurchase Agreement with MLP, 0.44% (Collateralized by various publicly traded domestic equities with a value of $126,500) acquired on 11/27/15, due 02/26/16 at $115,128 (q)	$115,000	115,000
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	3,172	3,172

		118,172

Treasury Securities - 0.0%
U.S. Treasury Bill, 0.06%, 03/17/16 (o)	$1,800	1,800

Total Short Term Investments (cost $152,967)		152,968

Total Investments - 102.1% (cost $4,431,355)		5,501,024
Other Assets and Liabilities, Net - (2.1%)		(112,162)

Total Net Assets - 100.0%		$5,388,862

JNL/Mellon Capital S&P 400 MidCap Index Fund

COMMON STOCKS - 98.2%

CONSUMER DISCRETIONARY - 12.6%
Aaron’s Inc.	91	$2,027
Abercrombie & Fitch Co. - Class A (e)	96	2,597
AMC Networks Inc. - Class A (c) (e)	86	6,409
American Eagle Outfitters Inc. (e)	253	3,924
Ascena Retail Group Inc. (c) (e)	242	2,386
Big Lots Inc. (e)	71	2,723
Brinker International Inc. (e)	86	4,133
Brunswick Corp.	129	6,531
Buffalo Wild Wings Inc. (c) (e)	27	4,284
Cabela’s Inc. - Class A (c) (e)	70	3,281

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Cable One Inc.	6	2,737
CalAtlantic Group Inc.	109	4,125
Carter’s Inc.	74	6,627
Cheesecake Factory Inc.	63	2,904
Chico’s FAS Inc.	197	2,099
Cinemark Holdings Inc.	149	4,993
Cracker Barrel Old Country Store Inc. (e)	34	4,292
CST Brands Inc.	109	4,258
Dana Holding Corp. (e)	218	3,008
Deckers Outdoor Corp. (c) (e)	47	2,201
DeVry Education Group Inc. (e)	82	2,069
Dick’s Sporting Goods Inc. (e)	128	4,530
Domino’s Pizza Inc.	78	8,698
DreamWorks Animation SKG Inc. - Class A (c) (e)	101	2,601
Dunkin’ Brands Group Inc. (e)	132	5,606
Foot Locker Inc.	195	12,680
Gentex Corp.	417	6,680
Graham Holdings Co.	6	3,031
Guess? Inc. (e)	90	1,705
HSN Inc.	45	2,297
International Speedway Corp. - Class A	40	1,365
J.C. Penney Co. Inc. (c) (e)	430	2,865
Jack in the Box Inc.	51	3,907
Jarden Corp. (c)	294	16,767
John Wiley & Sons Inc. - Class A	69	3,128
Kate Spade & Co. (c)	181	3,210
KB Home (e)	126	1,549
Live Nation Inc. (c)	206	5,059
LKQ Corp. (c)	431	12,760
MDC Holdings Inc.	54	1,375
Meredith Corp.	53	2,290
Murphy USA Inc. (c)	57	3,456
New York Times Co. - Class A	177	2,372
NVR Inc. (c)	5	8,595
Office Depot Inc. (c)	696	3,923
Panera Bread Co. - Class A (c)	34	6,586
Polaris Industries Inc. (e)	87	7,444
Rent-A-Center Inc. (e)	73	1,098
Service Corp. International	279	7,260
Skechers U.S.A. Inc. - Class A (c)	184	5,566
Sotheby’s - Class A	86	2,210
Tempur Sealy International Inc. (c)	88	6,216
Thor Industries Inc.	63	3,554
Time Inc.	155	2,430
Toll Brothers Inc. (c)	230	7,655
TRI Pointe Homes Inc. (c)	204	2,584
Tupperware Brands Corp. (e)	71	3,972
Vista Outdoor Inc. (c)	90	3,998
Wendy’s Co.	312	3,357
Williams-Sonoma Inc.	119	6,945

		268,932

CONSUMER STAPLES - 3.5%
Avon Products Inc. (e)	616	2,496
Boston Beer Co. Inc. - Class A (c) (e)	14	2,754
Casey’s General Stores Inc. (e)	55	6,622
Dean Foods Co. (e)	135	2,307
Edgewell Personal Care Co.	85	6,693
Energizer Holdings Inc.	88	2,997
Flowers Foods Inc. (e)	262	5,638
Hain Celestial Group Inc. (c) (e)	145	5,875
Ingredion Inc.	101	9,714
Lancaster Colony Corp.	27	3,109
Post Holdings Inc. (c)	88	5,430
SUPERVALU Inc. (c)	369	2,500
Tootsie Roll Industries Inc. (e)	25	800
TreeHouse Foods Inc. (c)	61	4,753

	Shares/Par †	Value
United Natural Foods Inc. (c) (e)	71	2,788
WhiteWave Foods Co. - Class A (c)	248	9,651

		74,127

ENERGY - 2.9%
Atwood Oceanics Inc. (e)	87	886
California Resources Corp. (e)	431	1,003
Denbury Resources Inc. (e)	494	998
Dril-Quip Inc. (c)	54	3,205
Energen Corp.	112	4,586
Gulfport Energy Corp. (c)	152	3,745
HollyFrontier Corp.	260	10,370
Nabors Industries Ltd.	406	3,452
Noble Corp. Plc (e)	342	3,607
Oceaneering International Inc.	140	5,257
Oil States International Inc. (c) (e)	72	1,958
Patterson-UTI Energy Inc.	205	3,094
QEP Resources Inc.	225	3,020
Rowan Cos. Plc - Class A (e)	177	2,995
SM Energy Co. (e)	94	1,843
Superior Energy Services Inc.	209	2,815
Western Refining Inc. (e)	99	3,529
World Fuel Services Corp.	100	3,860
WPX Energy Inc. (c)	325	1,867

		62,090

FINANCIALS - 26.6%
Alexander & Baldwin Inc.	65	2,292
Alexandria Real Estate Equities Inc.	102	9,229
Alleghany Corp. (c)	22	10,573
American Campus Communities Inc. (e)	159	6,553
American Financial Group Inc.	102	7,318
Arthur J Gallagher & Co.	250	10,255
Aspen Insurance Holdings Ltd.	87	4,204
Associated Bancorp (e)	215	4,038
BancorpSouth Inc.	122	2,917
Bank of Hawaii Corp. (e)	61	3,854
Bank of the Ozarks Inc.	115	5,701
BioMed Realty Trust Inc.	289	6,844
Brown & Brown Inc.	166	5,324
Camden Property Trust	123	9,448
Care Capital Properties Inc.	119	3,631
Cathay General Bancorp (e)	108	3,391
CBOE Holdings Inc.	117	7,583
CNO Financial Group Inc.	264	5,047
Commerce Bancshares Inc. (e)	119	5,067
Communications Sales & Leasing Inc. (e)	170	3,170
Corporate Office Properties Trust	134	2,924
Corrections Corp. of America	165	4,377
Cullen/Frost Bankers Inc. (e)	78	4,663
Douglas Emmett Inc.	198	6,163
Duke Realty Corp.	489	10,278
East West Bancorp Inc.	205	8,523
Eaton Vance Corp.	167	5,429
Endurance Specialty Holdings Ltd.	87	5,560
Equity One Inc.	104	2,834
Everest Re Group Ltd. (e)	61	11,205
Extra Space Storage Inc.	174	15,387
FactSet Research Systems Inc.	58	9,471
Federal Realty Investment Trust	98	14,380
Federated Investors Inc. - Class B	133	3,805
First American Financial Corp. (e)	154	5,523
First Horizon National Corp.	339	4,926
First Niagara Financial Group Inc.	498	5,402
FirstMerit Corp.	235	4,382
Fulton Financial Corp.	249	3,234
Genworth Financial Inc. - Class A (c)	701	2,615
Hancock Holding Co.	108	2,720

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Hanover Insurance Group Inc.	61	4,998
Highwoods Properties Inc.	134	5,825
Hospitality Properties Trust	213	5,573
International Bancshares Corp.	80	2,050
Janus Capital Group Inc.	209	2,951
Jones Lang LaSalle Inc.	64	10,164
Kemper Corp.	70	2,609
Kilroy Realty Corp.	130	8,212
Lamar Advertising Co.	115	6,895
LaSalle Hotel Properties (e)	159	4,012
Liberty Property Trust	212	6,586
Mack-Cali Realty Corp.	125	2,923
MarketAxess Holdings Inc.	53	5,874
Mercury General Corp.	52	2,405
Mid-America Apartment Communities Inc. (e)	107	9,701
MSCI Inc. - Class A	130	9,410
National Retail Properties Inc.	193	7,731
New York Community Bancorp Inc. (e)	684	11,169
Old Republic International Corp.	340	6,343
Omega Healthcare Investors Inc.	233	8,162
PacWest Bancorp	159	6,855
Post Properties Inc.	77	4,580
Potlatch Corp.	58	1,758
Primerica Inc. (e)	70	3,310
Prosperity Bancshares Inc.	92	4,419
Raymond James Financial Inc.	181	10,518
Rayonier Inc.	176	3,918
Regency Centers Corp.	134	9,105
Reinsurance Group of America Inc.	94	8,026
RenaissanceRe Holdings Ltd.	62	7,070
RMR Group Inc. - Class A (c) (e)	—	1
SEI Investments Co.	196	10,264
Senior Housing Properties Trust	334	4,958
Signature Bank (c)	71	10,951
SLM Corp. (c)	601	3,918
Sovran Self Storage Inc. (e)	51	5,501
StanCorp Financial Group Inc.	60	6,816
Stifel Financial Corp. (c)	98	4,140
SVB Financial Group (c)	73	8,636
Synovus Financial Corp.	186	6,007
Tanger Factory Outlet Centers Inc.	135	4,429
Taubman Centers Inc.	86	6,595
TCF Financial Corp.	239	3,373
Trustmark Corp. (e)	96	2,217
UDR Inc.	371	13,956
Umpqua Holdings Corp. (e)	311	4,950
Urban Edge Properties	131	3,067
Valley National Bancorp	318	3,129
Waddell & Reed Financial Inc. - Class A	117	3,359
Washington Federal Inc.	131	3,133
Webster Financial Corp.	129	4,816
Weingarten Realty Investors	162	5,601
WisdomTree Investments Inc. (e)	159	2,498
WP Glimcher Inc.	262	2,781
WR Berkley Corp.	139	7,628

		566,116

HEALTH CARE - 9.7%
Akorn Inc. (c) (e)	113	4,211
Align Technology Inc. (c)	103	6,794
Allscripts-Misys Healthcare Solutions Inc. (c)	265	4,074
Amsurg Corp. (c)	76	5,785
Bio-Rad Laboratories Inc. - Class A (c)	29	4,087
Bio-Techne Corp.	52	4,720
Catalent Inc. (c)	139	3,472
Centene Corp. (c)	168	11,086
Charles River Laboratories International Inc. (c)	66	5,292
Community Health Systems Inc. (c)	167	4,437

	Shares/Par †	Value
Cooper Cos. Inc.	69	9,234
Halyard Health Inc. (c)	66	2,221
Health Net Inc. (c)	109	7,491
Hill-Rom Holdings Inc.	79	3,785
Hologic Inc. (c)	349	13,501
Idexx Laboratories Inc. (c) (e)	130	9,474
Lifepoint Health Inc. (c)	63	4,595
LivaNova Plc (c)	60	3,542
MEDNAX Inc. (c)	132	9,494
Mettler-Toledo International Inc. (c) (e)	39	13,256
Molina Healthcare Inc. (c) (e)	57	3,421
Owens & Minor Inc. (e)	88	3,152
PAREXEL International Corp. (c)	76	5,156
ResMed Inc. (e)	200	10,714
Sirona Dental Systems Inc. (c)	79	8,638
Steris Plc (e)	120	9,030
Teleflex Inc.	59	7,743
United Therapeutics Corp. (c)	64	10,067
VCI Inc. (c)	115	6,300
WellCare Health Plans Inc. (c)	62	4,888
West Pharmaceutical Services Inc.	102	6,153

		205,813

INDUSTRIALS - 14.9%
Acuity Brands Inc.	62	14,512
AECOM (c)	214	6,413
AGCO Corp. (e)	106	4,813
Alaska Air Group Inc. (e)	180	14,476
AO Smith Corp.	106	8,147
B/E Aerospace Inc.	151	6,379
Carlisle Cos. Inc.	93	8,213
CEB Inc.	47	2,908
CLARCOR Inc. (e)	70	3,499
Clean Harbors Inc. (c) (e)	75	3,143
Copart Inc. (c) (e)	144	5,487
Crane Co.	69	3,301
Deluxe Corp.	70	3,822
Donaldson Co. Inc. (e)	175	5,025
Esterline Technologies Corp. (c)	42	3,408
Fortune Brands Home & Security Inc.	226	12,530
FTI Consulting Inc. (c)	58	2,000
GATX Corp. (e)	62	2,623
Genesee & Wyoming Inc. - Class A (c) (e)	80	4,311
Graco Inc. (e)	79	5,728
Granite Construction Inc.	55	2,368
Herman Miller Inc. (e)	83	2,375
HNI Corp.	62	2,227
Hubbell Inc.	77	7,789
Huntington Ingalls Industries Inc.	67	8,460
IDEX Corp.	109	8,325
ITT Corp.	127	4,608
JetBlue Airways Corp. (c)	447	10,116
Joy Global Inc. (e)	138	1,740
KBR Inc.	204	3,454
Kennametal Inc. (e)	110	2,114
Kirby Corp. (c)	77	4,071
KLX Inc. (c)	73	2,254
Landstar System Inc.	63	3,675
Lennox International Inc.	57	7,074
Lincoln Electric Holdings Inc.	94	4,865
Manpower Inc.	105	8,829
MSA Safety Inc.	45	1,958
MSC Industrial Direct Co. - Class A (e)	68	3,848
Nordson Corp. (e)	76	4,880
NOW Inc. (c) (e)	153	2,416
Old Dominion Freight Line Inc. (c)	99	5,819
Orbital ATK Inc.	84	7,532
Oshkosh Corp. (e)	106	4,151

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Regal-Beloit Corp.	62	3,647
Rollins Inc.	135	3,495
RR Donnelley & Sons Co. (e)	290	4,273
Teledyne Technologies Inc. (c)	50	4,454
Terex Corp.	154	2,842
Timken Co.	103	2,941
Toro Co.	78	5,676
Towers Watson & Co. - Class A	98	12,608
Trinity Industries Inc.	220	5,283
Triumph Group Inc.	70	2,773
Valmont Industries Inc.	33	3,462
Wabtec Corp.	137	9,728
Waste Connections Inc.	174	9,782
Watsco Inc.	36	4,258
Werner Enterprises Inc. (e)	63	1,465
Woodward Governor Co. (e)	81	4,010

		316,383

INFORMATION TECHNOLOGY - 16.4%
3D Systems Corp. (c) (e)	150	1,307
ACI Worldwide Inc. (c)	168	3,587
Acxiom Corp. (c)	111	2,330
Advanced Micro Devices Inc. (c) (e)	907	2,603
Ansys Inc. (c)	127	11,762
Arris Group Inc. (c)	191	5,847
Arrow Electronics Inc. (c)	133	7,226
Atmel Corp.	590	5,076
Avnet Inc.	187	8,028
Belden Inc.	59	2,819
Broadridge Financial Solutions Inc.	167	8,971
Cadence Design Systems Inc. (c)	422	8,776
CDK Global Inc.	227	10,773
Ciena Corp. (c)	179	3,714
Cognex Corp.	121	4,092
CommVault Systems Inc. (c)	59	2,313
Computer Sciences Corp.	195	6,365
Convergys Corp. (e)	137	3,414
CoreLogic Inc. (c)	127	4,308
Cree Inc. (c) (e)	144	3,851
Cypress Semiconductor Corp. (e)	472	4,634
Diebold Inc. (e)	92	2,764
DST Systems Inc.	46	5,270
Fair Isaac Corp.	44	4,133
Fairchild Semiconductor International Inc. (c)	162	3,351
FEI Co. (e)	59	4,686
Fortinet Inc. (c)	205	6,392
Gartner Inc. - Class A (c)	118	10,671
Global Payments Inc.	184	11,860
Ingram Micro Inc. - Class A	222	6,737
Integrated Device Technology Inc. (c)	209	5,495
InterDigital Inc.	50	2,449
Intersil Corp. - Class A	183	2,335
IPG Photonics Corp. (c)	51	4,572
j2 Global Inc.	65	5,347
Jabil Circuit Inc.	269	6,261
Jack Henry & Associates Inc.	114	8,924
Keysight Technologies Inc. (c)	240	6,801
Knowles Corp. (c) (e)	122	1,632
Leidos Holdings Inc.	90	5,080
Lexmark International Inc. - Class A	88	2,843
Manhattan Associates Inc. (c)	105	6,929
MAXIMUS Inc.	94	5,263
Mentor Graphics Corp.	137	2,531
National Instruments Corp.	141	4,040
NCR Corp. (c)	175	4,288
NetScout Systems Inc. (c)	142	4,347
NeuStar Inc. - Class A (c) (e)	78	1,878
Plantronics Inc.	49	2,317

	Shares/Par †	Value
Polycom Inc. (c)	187	2,350
PTC Inc. (c)	162	5,617
Rackspace Hosting Inc. (c)	162	4,091
Science Applications International Corp.	59	2,695
Silicon Laboratories Inc. (c) (e)	55	2,673
SolarWinds Inc. (c)	88	5,191
Solera Holdings Inc.	95	5,226
SunEdison Inc. (c) (e)	443	2,253
Synaptics Inc. (c) (e)	52	4,184
SYNNEX Corp.	39	3,475
Synopsys Inc. (c)	220	10,024
Tech Data Corp. (c) (e)	51	3,398
Teradyne Inc.	292	6,044
Trimble Navigation Ltd. (c)	356	7,642
Tyler Technologies Inc. (c)	46	7,968
Ultimate Software Group Inc. (c)	41	7,929
VeriFone Systems Inc. (c)	161	4,521
Vishay Intertechnology Inc. (e)	194	2,338
WEX Inc. (c)	55	4,853
Zebra Technologies Corp. - Class A (c)	73	5,114

		348,578

MATERIALS - 6.4%
Albemarle Corp. (e)	159	8,915
Allegheny Technologies Inc. (e)	155	1,740
AptarGroup Inc.	89	6,456
Ashland Inc.	90	9,240
Bemis Co. Inc.	136	6,090
Cabot Corp.	89	3,626
Carpenter Technology Corp.	70	2,132
Chemours Co.	258	1,382
Commercial Metals Co. (e)	165	2,256
Compass Minerals International Inc. (e)	47	3,523
Domtar Corp.	89	3,282
Eagle Materials Inc.	71	4,309
Greif Inc. - Class A (e)	37	1,129
Louisiana-Pacific Corp. (c) (e)	202	3,632
Minerals Technologies Inc.	49	2,269
NewMarket Corp. (e)	14	5,449
Olin Corp.	233	4,019
Packaging Corp. of America	138	8,703
PolyOne Corp. (e)	124	3,937
Reliance Steel & Aluminum Co.	102	5,894
Royal Gold Inc. (e)	91	3,306
RPM International Inc. (e)	189	8,322
Scotts Miracle-Gro Co. - Class A	64	4,119
Sensient Technologies Corp.	64	4,038
Silgan Holdings Inc.	57	3,070
Sonoco Products Co.	143	5,856
Steel Dynamics Inc.	343	6,130
United States Steel Corp. (e)	205	1,635
Valspar Corp.	104	8,660
Worthington Industries Inc.	69	2,074

		135,193

TELECOMMUNICATION SERVICES - 0.2%
Telephone & Data Systems Inc.	136	3,529

UTILITIES - 5.0%
Alliant Energy Corp. (e)	160	9,998
Aqua America Inc.	251	7,488
Atmos Energy Corp.	143	9,032
Black Hills Corp. (e)	71	3,298
Cleco Corp.	84	4,396
Great Plains Energy Inc.	218	5,955
Hawaiian Electric Industries Inc.	152	4,394
IDACORP Inc.	71	4,801
MDU Resources Group Inc. (e)	275	5,039
National Fuel Gas Co. (e)	120	5,124

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
OGE Energy Corp.	283	7,440
ONE Gas Inc.	73	3,659
PNM Resources Inc. (e)	113	3,448
Questar Corp.	248	4,833
Talen Energy Corp. (c)	91	569
UGI Corp.	245	8,255
Vectren Corp.	117	4,973
Westar Energy Inc.	200	8,497
WGL Holdings Inc.	70	4,404

		105,603

Total Common Stocks (cost $1,867,413)		2,086,364

SHORT TERM INVESTMENTS - 6.7%

Investment Company - 1.6%
JNL Money Market Fund, 0.19% (a) (h)	33,612	33,612

Securities Lending Collateral - 5.0%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	106,388	106,388

Treasury Securities - 0.1%
U.S. Treasury Bill, 0.06%, 03/17/16 (o)	$1,860	1,860

Total Short Term Investments (cost $141,860)		141,860

Total Investments - 104.9% (cost $2,009,273)		2,228,224
Other Assets and Liabilities, Net - (4.9%)		(104,034)

Total Net Assets - 100.0%		$2,124,190

JNL/Mellon Capital Small Cap Index Fund

COMMON STOCKS - 99.1%

CONSUMER DISCRETIONARY - 13.9%
American Public Education Inc. (c)	47	$877
Arctic Cat Inc. (e)	34	564
Barnes & Noble Education Inc. (c)	111	1,102
Barnes & Noble Inc.	171	1,492
Big 5 Sporting Goods Corp.	49	494
Biglari Holdings Inc. (c)	3	913
BJ’s Restaurants Inc. (c)	57	2,472
Blue Nile Inc. (c)	33	1,208
Bob Evans Farms Inc.	58	2,254
Boyd Gaming Corp. (c) (e)	221	4,392
Buckle Inc. (e)	76	2,345
Caleres Inc.	121	3,235
Callaway Golf Co.	245	2,307
Capella Education Co.	30	1,409
Career Education Corp. (c)	180	654
Cato Corp. - Class A	71	2,623
Childrens Place Retail Stores Inc.	57	3,136
Core-Mark Holding Co. Inc.	63	5,198
Crocs Inc. (c)	203	2,083
DineEquity Inc.	47	3,963
Dorman Products Inc. (c) (e)	85	4,054
Drew Industries Inc.	67	4,075
Ethan Allen Interiors Inc.	72	2,013
EW Scripps Co. - Class A (e)	150	2,846
Express Inc. (c)	199	3,440
Finish Line Inc. - Class A	124	2,245
Five Below Inc. (c) (e)	150	4,799
Francesca’s Holdings Corp. (c)	117	2,040
Fred’s Inc. - Class A	97	1,587
FTD Cos. Inc. (c)	49	1,273
G-III Apparel Group Ltd. (c)	110	4,849
Gannett Co. Inc.	317	5,158
Genesco Inc. (c)	62	3,496
Gentherm Inc. (c)	99	4,707

	Shares/Par †	Value
Group 1 Automotive Inc.	63	4,775
Harte-Hanks Inc.	126	408
Haverty Furniture Cos. Inc.	58	1,246
Helen of Troy Ltd. (c)	78	7,310
Hibbett Sports Inc. (c) (e)	64	1,922
Iconix Brand Group Inc. (c) (e)	128	874
Installed Building Products Inc. (c)	45	1,116
Interval Leisure Group Inc.	108	1,691
iRobot Corp. (c) (e)	81	2,864
Kirkland’s Inc.	42	605
La-Z-Boy Inc.	139	3,405
Lithia Motors Inc. - Class A	65	6,963
Lumber Liquidators Holdings Inc. (c) (e)	77	1,332
M/I Homes Inc. (c)	65	1,427
Marcus Corp.	54	1,016
MarineMax Inc. (c)	72	1,328
Marriott Vacations Worldwide Corp.	75	4,297
Men’s Wearhouse Inc.	129	1,900
Meritage Homes Corp. (c)	102	3,473
Monarch Casino & Resort Inc. (c)	28	644
Monro Muffler Brake Inc.	88	5,822
Motorcar Parts of America Inc. (c)	50	1,702
Movado Group Inc.	47	1,201
NutriSystem Inc.	81	1,743
Outerwall Inc. (e)	48	1,760
Oxford Industries Inc.	40	2,536
Papa John’s International Inc.	80	4,493
Pep Boys-Manny Moe & Jack (c)	147	2,700
Perry Ellis International Inc. (c)	31	572
PetMed Express Inc. (e)	58	992
Pinnacle Entertainment Inc. (c)	167	5,202
Pool Corp. (e)	118	9,533
Popeyes Louisiana Kitchen Inc. (c)	63	3,693
Red Robin Gourmet Burgers Inc. (c)	40	2,448
Regis Corp. (c)	105	1,485
Ruby Tuesday Inc. (c)	164	906
Ruth’s Hospitality Group Inc.	98	1,555
Scholastic Corp.	73	2,808
Scientific Games Corp. - Class A (c) (e)	132	1,188
Select Comfort Corp. (c)	140	3,003
Sizmek Inc. (c)	53	192
Sonic Automotive Inc. - Class A	90	2,040
Sonic Corp.	138	4,468
Stage Stores Inc. (e)	85	772
Standard Motor Products Inc.	54	2,059
Stein Mart Inc.	78	522
Steven Madden Ltd. (c)	157	4,731
Strayer Education Inc. (c)	31	1,837
Sturm Ruger & Co. Inc.	51	3,016
Superior Industries International Inc.	62	1,143
Texas Roadhouse Inc. - Class A	174	6,207
TopBuild Corp. (c)	106	3,248
Tuesday Morning Corp. (c)	117	759
Tumi Holdings Inc. (c)	156	2,587
Unifi Inc. (c)	40	1,118
Universal Electronics Inc. (c)	41	2,125
Universal Technical Institute Inc. (e)	56	260
Vitamin Shoppe Inc. (c) (e)	80	2,623
VOXX International Corp. - Class A (c)	53	279
Winnebago Industries Inc. (e)	75	1,487
Wolverine World Wide Inc.	284	4,744
Zumiez Inc. (c) (e)	53	802

		240,260

CONSUMER STAPLES - 2.8%
Andersons Inc.	71	2,255
B&G Foods Inc. (e)	160	5,588
Cal-Maine Foods Inc. (e)	86	3,962

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Calavo Growers Inc.	40	1,973
Central Garden & Pet Co. (c)	26	353
Central Garden & Pet Co. - Class A (c)	87	1,180
Darling Ingredients Inc. (c)	448	4,717
Diamond Foods Inc. (c)	72	2,758
Inter Parfums Inc.	45	1,078
J&J Snack Foods Corp.	41	4,746
Medifast Inc. (e)	25	766
Sanderson Farms Inc. (e)	55	4,249
Seneca Foods Corp. - Class A (c)	16	465
Snyders-Lance Inc. (e)	144	4,939
SpartanNash Co.	102	2,197
Universal Corp. (e)	63	3,506
WD-40 Co.	37	3,664

		48,396

ENERGY - 2.4%
Archrock Inc.	186	1,401
Basic Energy Services Inc. (c) (e)	104	279
Bill Barrett Corp. (c) (e)	133	521
Bonanza Creek Energy Inc. (c) (e)	108	571
Bristow Group Inc. (e)	98	2,528
CARBO Ceramics Inc. (e)	52	893
Carrizo Oil & Gas Inc. (c)	147	4,353
Cloud Peak Energy Inc. (c) (e)	162	337
Contango Oil & Gas Co. (c)	46	297
Era Group Inc. (c)	51	572
Exterran Corp. (c)	93	1,495
Geospace Technologies Corp. (c) (e)	35	491
Green Plains Inc.	98	2,235
Gulf Island Fabrication Inc.	35	370
Gulfmark Offshore Inc. - Class A (e)	68	318
Helix Energy Solutions Group Inc. (c)	262	1,377
Hornbeck Offshore Services Inc. (c) (e)	85	841
Matrix Service Co. (c)	74	1,523
Newpark Resources Inc. (c)	238	1,256
Northern Oil and Gas Inc. (c) (e)	136	524
PDC Energy Inc. (c) (e)	110	5,889
Pioneer Energy Services Corp. (c)	171	371
Rex Energy Corp. (c) (e)	127	133
Rex Stores Corp. (c) (e)	15	832
SEACOR Holdings Inc. (c)	45	2,344
Stone Energy Corp. (c) (e)	152	651
Synergy Resources Corp. (c) (e)	273	2,323
Tesco Corp.	103	749
Tetra Technologies Inc. (c)	222	1,671
Tidewater Inc. (e)	125	867
Unit Corp. (c) (e)	140	1,705
US Silica Holdings Inc. (e)	145	2,708

		42,425

FINANCIALS - 24.1%
Acadia Realty Trust	189	6,278
Agree Realty Corp.	51	1,735
American Assets Trust Inc.	108	4,128
American Equity Investment Life Holding Co.	224	5,382
Ameris Bancorp	71	2,419
Amerisafe Inc.	51	2,618
Astoria Financial Corp.	250	3,962
Bank Mutual Corp.	113	884
Banner Corp.	56	2,546
BBCN Bancorp Inc.	219	3,776
BofI Holding Inc. (c) (e)	157	3,308
Boston Private Financial Holdings Inc.	226	2,566
Brookline Bancorp Inc.	191	2,197
Calamos Asset Management Inc. - Class A	46	443
Capstead Mortgage Corp.	259	2,268
Cardinal Financial Corp.	88	1,998

	Shares/Par †	Value
CareTrust REIT Inc.	134	1,464
Cash America International Inc. (e)	72	2,157
Cedar Shopping Centers Inc.	198	1,405
Central Pacific Financial Corp.	87	1,911
Chesapeake Lodging Trust	164	4,136
City Holdings Co.	42	1,935
Columbia Banking System Inc.	159	5,168
Community Bank System Inc. (e)	119	4,768
Coresite Realty Corp.	84	4,786
Cousins Properties Inc.	567	5,344
CVB Financial Corp. (e)	272	4,609
DiamondRock Hospitality Co.	552	5,331
Dime Community Bancshares Inc.	85	1,481
EastGroup Properties Inc.	88	4,908
Education Realty Trust Inc.	152	5,773
eHealth Inc. (c)	44	440
Employer Holdings Inc.	87	2,382
Encore Capital Group Inc. (c) (e)	64	1,848
Enova International Inc. (c)	71	469
EPR Properties	164	9,574
Evercore Partners Inc. - Class A	108	5,861
EZCorp Inc. - Class A (c) (e)	137	686
Financial Engines Inc. (e)	143	4,800
First Bancorp Inc. (c)	307	999
First Cash Financial Services Inc. (c) (e)	76	2,835
First Commonwealth Financial Corp.	242	2,199
First Financial Bancorp	172	3,116
First Financial Bankshares Inc. (e)	181	5,460
First Midwest Bancorp Inc.	215	3,960
First NBC Bank Holding Co. (c)	44	1,637
FNB Corp. (e)	482	6,433
Forestar Group Inc. (c) (e)	95	1,044
Four Corners Property Trust Inc. (c)	102	2,466
Franklin Street Properties Corp.	241	2,499
Geo Group Inc.	205	5,941
Getty Realty Corp. (e)	69	1,186
Glacier Bancorp Inc.	208	5,516
Government Properties Income Trust (e)	199	3,151
Green Dot Corp. - Class A (c)	128	2,098
Greenhill & Co. Inc. (e)	76	2,160
Hanmi Financial Corp.	87	2,068
HCI Group Inc. (e)	24	834
Healthcare Realty Trust Inc. (e)	276	7,821
HFF Inc. - Class A	93	2,893
Home Bancshares Inc.	167	6,775
Horace Mann Educators Corp.	113	3,765
Independent Bank Corp.	72	3,362
Infinity Property & Casualty Corp.	31	2,535
Inland Real Estate Corp.	246	2,616
Interactive Brokers Group Inc.	158	6,885
INTL FCStone Inc. (c)	41	1,375
Investment Technology Group Inc.	94	1,603
Kite Realty Group Trust	229	5,946
LegacyTexas Financial Group Inc. (e)	118	2,963
LendingTree Inc. (c) (e)	19	1,730
Lexington Realty Trust (e)	586	4,686
LTC Properties Inc.	98	4,228
MB Financial Inc.	192	6,229
Medical Properties Trust Inc.	653	7,517
National Penn Bancshares Inc.	386	4,761
Navigators Group Inc. (c)	30	2,541
NBT Bancorp Inc. (e)	121	3,362
Northfield Bancorp Inc. (e)	127	2,017
Northwest Bancshares Inc. (e)	280	3,753
OFG Bancorp (e)	116	852
Old National Bancorp	317	4,303
Oritani Financial Corp.	104	1,711
Parkway Properties Inc.	226	3,536

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Pennsylvania REIT (e)	191	4,169
Pinnacle Financial Partners Inc.	96	4,944
Piper Jaffray Cos. (c)	42	1,692
PRA Group Inc. (c) (e)	133	4,617
PrivateBancorp Inc.	217	8,885
ProAssurance Corp.	148	7,163
Provident Financial Services Inc.	159	3,201
PS Business Parks Inc.	53	4,676
Retail Opportunity Investments Corp.	272	4,868
RLI Corp.	103	6,391
RMR Group Inc. - Class A (c) (e)	—	1
S&T Bancorp Inc.	97	3,004
Sabra Healthcare REIT Inc.	180	3,633
Safety Insurance Group Inc.	38	2,157
Saul Centers Inc.	32	1,627
Selective Insurance Group Inc.	157	5,279
Simmons First National Corp. - Class A	78	4,005
Southside Bancshares Inc.	65	1,571
Sterling Bancorp	329	5,329
Stewart Information Services Corp.	60	2,248
Summit Hotel Properties Inc.	243	2,901
Talmer Bancorp Inc.	176	3,193
Texas Capital Bancshares Inc. (c)	126	6,230
Tompkins Financial Corp.	34	1,904
TrustCo Bank Corp.	264	1,620
UMB Financial Corp.	115	5,370
United Bankshares Inc. (e)	178	6,581
United Community Banks Inc.	157	3,060
United Fire Group Inc.	57	2,197
United Insurance Holdings Corp.	47	810
Universal Health Realty Income Trust	34	1,698
Universal Insurance Holdings Inc. (e)	88	2,038
Urstadt Biddle Properties Inc. - Class A	70	1,355
Virtus Investment Partners Inc. (e)	19	2,200
Walker & Dunlop Inc. (c)	73	2,107
Westamerica Bancorp (e)	72	3,343
Wilshire Bancorp Inc.	192	2,223
Wintrust Financial Corp.	133	6,438
World Acceptance Corp. (c) (e)	23	839

		418,678

HEALTH CARE - 13.5%
Abaxis Inc.	58	3,232
Abiomed Inc. (c)	106	9,603
Aceto Corp.	79	2,127
Acorda Therapeutics Inc. (c) (e)	118	5,069
Adeptus Health Inc. (c)	33	1,793
Affymetrix Inc. (c) (e)	218	2,196
Air Methods Corp. (c) (e)	99	4,163
Albany Molecular Research Inc. (c) (e)	71	1,418
Almost Family Inc. (c)	22	836
Amedisys Inc. (c)	76	3,008
AMN Healthcare Services Inc. (c)	131	4,078
Analogic Corp.	35	2,884
AngioDynamics Inc. (c)	70	847
ANI Pharmaceuticals Inc. (c) (e)	20	905
Anika Therapeutics Inc. (c)	41	1,549
Cambrex Corp. (c)	86	4,069
Cantel Medical Corp.	98	6,108
Chemed Corp. (e)	47	6,971
Computer Programs & Systems Inc. (e)	28	1,388
Conmed Corp.	70	3,086
Corvel Corp. (c)	27	1,206
Cross Country Healthcare Inc. (c)	89	1,466
CryoLife Inc.	67	722
Cynosure Inc. - Class A (c)	62	2,761
DepoMed Inc. (c) (e)	163	2,958
Emergent BioSolutions Inc. (c)	82	3,278

	Shares/Par †	Value
Enanta Pharmaceuticals Inc. (c) (e)	35	1,148
Ensign Group Inc.	129	2,912
ExamWorks Group Inc. (c) (e)	107	2,840
Greatbatch Inc. (c)	69	3,627
Haemonetics Corp. (c)	140	4,519
Hanger Orthopedic Group Inc. (c)	98	1,613
HealthEquity Inc. (c)	94	2,346
HealthStream Inc. (c)	68	1,487
Healthways Inc. (c)	88	1,137
HMS Holdings Corp. (c)	240	2,959
ICU Medical Inc. (c)	39	4,427
Impax Laboratories Inc. (c)	184	7,875
Inogen Inc. (c)	39	1,570
Integra LifeSciences Holdings Corp. (c)	78	5,308
Invacare Corp.	83	1,441
Kindred Healthcare Inc.	235	2,803
Landauer Inc.	27	896
Lannett Co. Inc. (c) (e)	77	3,107
LHC Group Inc. (c)	36	1,624
Ligand Pharmaceuticals Inc. (c) (e)	50	5,393
Luminex Corp. (c)	104	2,233
Magellan Health Services Inc. (c)	71	4,347
Masimo Corp. (c)	126	5,244
MedAssets Inc. (c)	165	5,111
Medicines Co. (c) (e)	190	7,104
Medidata Solutions Inc. (c)	152	7,498
Meridian Bioscience Inc.	114	2,332
Merit Medical Systems Inc. (c)	120	2,237
MiMedx Group Inc. (c) (e)	270	2,529
Momenta Pharmaceuticals Inc. (c)	170	2,528
Natus Medical Inc. (c)	92	4,403
Nektar Therapeutics (c) (e)	367	6,178
Neogen Corp. (c)	103	5,796
NuVasive Inc. (c)	135	7,284
Omnicell Inc. (c)	101	3,130
PharMerica Corp. (c)	82	2,886
Phibro Animal Health Corp. - Class A	47	1,418
Prestige Brands Holdings Inc. (c)	145	7,465
Providence Services Corp. (c) (e)	36	1,712
Quality Systems Inc.	122	1,965
Repligen Corp. (c)	89	2,519
Sagent Pharmaceuticals Inc. (c)	63	1,007
Select Medical Holdings Corp.	294	3,506
Spectrum Pharmaceuticals Inc. (c) (e)	157	948
Supernus Pharmaceuticals Inc. (c)	90	1,209
SurModics Inc. (c)	34	695
US Physical Therapy Inc.	34	1,848
Vascular Solutions Inc. (c)	48	1,652

		233,537

INDUSTRIALS - 16.7%
AAON Inc.	111	2,571
AAR Corp.	91	2,383
ABM Industries Inc.	155	4,406
Actuant Corp. - Class A (e)	164	3,928
Aegion Corp. (c)	100	1,937
Aerojet Rocketdyne Holdings Inc. (c)	171	2,674
AeroVironment Inc. (c)	57	1,693
Albany International Corp. - Class A	78	2,848
Allegiant Travel Co.	36	6,115
American Science & Engineering Inc. (e)	19	784
American Woodmark Corp. (c)	37	2,969
Apogee Enterprises Inc.	81	3,508
Applied Industrial Technologies Inc. (e)	109	4,426
ArcBest Corp.	65	1,384
Astec Industries Inc.	51	2,092
Atlas Air Worldwide Holdings Inc. (c)	68	2,803
AZZ Inc.	71	3,947

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Barnes Group Inc.	142	5,009
Brady Corp. - Class A	130	2,995
Briggs & Stratton Corp.	119	2,061
Brink’s Co. (e)	135	3,885
CDI Corp.	39	262
Celadon Group Inc.	72	713
Chart Industries Inc. (c)	85	1,522
CIRCOR International Inc. (e)	46	1,922
Comfort Systems USA Inc.	105	2,986
Cubic Corp.	59	2,785
Curtiss-Wright Corp.	126	8,662
DXP Enterprises Inc. (c)	36	812
Dycom Industries Inc. (c) (e)	90	6,286
Echo Global Logistics Inc. (c)	68	1,389
EMCOR Group Inc.	173	8,294
Encore Wire Corp.	56	2,085
EnerSys Inc.	123	6,862
Engility Holdings Inc.	48	1,559
EnPro Industries Inc.	59	2,605
ESCO Technologies Inc.	71	2,553
Essendant Inc.	105	3,408
Exponent Inc.	71	3,569
Federal Signal Corp.	169	2,682
Forward Air Corp.	86	3,680
Franklin Electric Co. Inc.	107	2,886
G&K Services Inc. - Class A	55	3,462
General Cable Corp. (e)	136	1,822
Gibraltar Industries Inc. (c)	80	2,042
Greenbrier Cos. Inc. (e)	71	2,330
Griffon Corp. (e)	109	1,940
Harsco Corp.	222	1,747
Hawaiian Holdings Inc. (c)	131	4,633
Healthcare Services Group Inc. (e)	198	6,896
Heartland Express Inc. (e)	172	2,930
Heidrick & Struggles International Inc.	46	1,247
Hillenbrand Inc. (e)	173	5,134
HUB Group Inc. - Class A (c)	100	3,289
Insperity Inc. (e)	51	2,469
Interface Inc.	182	3,476
John Bean Technologies Corp.	80	4,010
Kaman Corp. - Class A	74	3,002
Kelly Services Inc. - Class A	78	1,267
Knight Transportation Inc. (e)	170	4,126
Korn/Ferry International	142	4,712
Lindsay Corp. (e)	31	2,258
Lydall Inc. (c)	47	1,674
Marten Transport Ltd.	63	1,120
Matson Inc.	120	5,108
Matthews International Corp. - Class A	91	4,851
Mobile Mini Inc. (e)	125	3,895
Moog Inc. - Class A (c)	93	5,653
Mueller Industries Inc.	157	4,254
MYR Group Inc. (c)	59	1,225
National Presto Industries Inc. (e)	13	1,066
Navigant Consulting Inc. (c)	131	2,096
On Assignment Inc. (c)	130	5,861
Orion Marine Group Inc. (c)	72	301
PGT Inc. (c)	135	1,536
Powell Industries Inc.	24	623
Quanex Building Products Corp.	94	1,957
Republic Airways Holdings Inc. (c)	135	531
Resources Connection Inc.	104	1,693
Roadrunner Transportation Systems Inc. (c)	80	756
Saia Inc. (c)	69	1,541
Simpson Manufacturing Co. Inc.	115	3,929
SkyWest Inc.	137	2,606
SPX Corp.	117	1,089
SPX Flow Technology USA Inc. (c)	113	3,165

	Shares/Par †	Value
Standex International Corp.	35	2,931
Taser International Inc. (c) (e)	146	2,518
Tennant Co.	49	2,778
Tetra Tech Inc.	166	4,315
Titan International Inc.	116	456
TrueBlue Inc. (c)	113	2,922
UniFirst Corp.	42	4,376
Universal Forest Products Inc.	56	3,814
US Ecology Inc.	59	2,142
UTi Worldwide Inc. (c)	255	1,796
Veritiv Corp. (c) (e)	22	784
Viad Corp.	56	1,571
Vicor Corp. (c)	44	399
WageWorks Inc. (c)	99	4,482
Watts Water Technologies Inc. - Class A	78	3,863

		290,409

INFORMATION TECHNOLOGY - 16.4%
6D Global Technologies Inc. (c) (e) (f)	18	52
ADTRAN Inc.	136	2,343
Advanced Energy Industries Inc. (c)	115	3,242
Agilysys Inc. (c)	40	401
Anixter International Inc. (c)	78	4,715
Badger Meter Inc.	39	2,304
Bel Fuse Inc. - Class B	23	406
Benchmark Electronics Inc. (c)	138	2,861
Black Box Corp.	41	389
Blackbaud Inc.	127	8,376
Blucora Inc. (c)	116	1,133
Bottomline Technologies Inc. (c)	106	3,148
Brooks Automation Inc.	184	1,964
Cabot Microelectronics Corp. (c)	66	2,895
CACI International Inc. - Class A (c)	67	6,176
CalAmp Corp. (c)	99	1,971
Cardtronics Inc. (c)	124	4,160
Ceva Inc. (c)	54	1,273
Checkpoint Systems Inc.	112	701
Ciber Inc. (c)	189	663
Cirrus Logic Inc. (c) (e)	175	5,160
Coherent Inc. (c)	67	4,356
Cohu Inc.	66	794
comScore Inc. (c) (e)	90	3,688
Comtech Telecommunications Corp.	43	859
Constant Contact Inc. (c)	87	2,558
CSG Systems International Inc.	88	3,182
CTS Corp.	91	1,606
Daktronics Inc. (e)	102	891
DHI Group Inc. (c)	115	1,056
Digi International Inc. (c)	66	754
Diodes Inc. (c)	105	2,421
DSP Group Inc. (c)	59	554
DTS Inc. (c)	49	1,102
Ebix Inc. (e)	73	2,400
Electro Scientific Industries Inc. (c)	73	377
Electronics for Imaging Inc. (c)	130	6,085
EPIQ Systems Inc.	85	1,114
ePlus Inc. (c)	16	1,508
Exar Corp. (c)	127	782
ExlService Holdings Inc. (c)	91	4,104
Fabrinet (c)	83	1,988
FARO Technologies Inc. (c)	46	1,362
Forrester Research Inc.	27	758
Harmonic Inc. (c) (e)	250	1,017
Heartland Payment Systems Inc.	101	9,581
II-VI Inc. (c)	143	2,660
Insight Enterprises Inc. (c)	100	2,523
Interactive Intelligence Group (c)	48	1,512
Itron Inc. (c) (e)	105	3,804

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Ixia (c)	165	2,053
Kopin Corp. (c)	166	452
Kulicke & Soffa Industries Inc. (c)	197	2,303
Liquidity Services Inc. (c)	64	414
Littelfuse Inc.	62	6,667
LivePerson Inc. (c)	140	943
LogMeIn Inc. (c)	68	4,595
Lumentum Holdings Inc. (c)	127	2,801
Mantech International Corp. - Class A	66	2,008
Mercury Systems Inc. (c)	91	1,665
Methode Electronics Inc.	106	3,378
Microsemi Corp. (c)	262	8,552
MicroStrategy Inc. - Class A (c)	26	4,607
MKS Instruments Inc.	147	5,290
Monolithic Power Systems Inc.	100	6,386
Monotype Imaging Holdings Inc.	108	2,545
Monster Worldwide Inc. (c) (e)	242	1,386
MTS Systems Corp. (e)	40	2,564
Nanometrics Inc. (c)	68	1,037
NetGear Inc. (c)	89	3,713
Newport Corp. (c)	110	1,741
NIC Inc.	165	3,248
OSI Systems Inc. (c)	51	4,487
Park Electrochemical Corp.	54	814
Perficient Inc. (c)	98	1,675
Plexus Corp. (c)	91	3,177
Power Integrations Inc.	80	3,902
Progress Software Corp. (c)	135	3,244
QLogic Corp. (c)	234	2,849
QuinStreet Inc. (c)	94	404
Rambus Inc. (c) (e)	316	3,663
Rofin-Sinar Technologies Inc. (c)	77	2,058
Rogers Corp. (c)	51	2,606
Rovi Corp. (c)	230	3,829
Ruckus Wireless Inc. (c)	242	2,592
Rudolph Technologies Inc. (c)	89	1,268
Sanmina Corp. (c)	217	4,462
ScanSource Inc. (c)	75	2,421
Semtech Corp. (c)	180	3,405
Stamps.com Inc. (c)	41	4,482
Super Micro Computer Inc. (c) (e)	99	2,414
Sykes Enterprises Inc. (c)	109	3,362
Synchronoss Technologies Inc. (c)	109	3,832
Take-Two Interactive Software Inc. (c) (e)	235	8,181
Tangoe Inc. (c)	99	830
TeleTech Holdings Inc.	44	1,216
Tessera Technologies Inc.	135	4,050
TTM Technologies Inc. (c)	171	1,112
Ultratech Inc. (c)	77	1,526
VASCO Data Security International Inc. (c) (e)	79	1,315
Veeco Instruments Inc. (c) (e)	111	2,285
ViaSat Inc. (c) (e)	122	7,457
Viavi Solutions Inc. (c)	649	3,950
Virtusa Corp. (c)	75	3,091
XO Group Inc. (c)	67	1,074

		285,110

MATERIALS - 4.3%
A. Schulman Inc.	79	2,429
AK Steel Holding Corp. (c) (e)	504	1,129
American Vanguard Corp. (e)	68	955
Balchem Corp.	87	5,267
Boise Cascade Co. (c)	106	2,698
Calgon Carbon Corp.	142	2,447
Century Aluminum Co. (c) (e)	131	581
Clearwater Paper Corp. (c)	48	2,194
Deltic Timber Corp. (e)	31	1,811
Flotek Industries Inc. (c) (e)	145	1,660

	Shares/Par †	Value
FutureFuel Corp.	60	814
Hawkins Inc.	27	973
Haynes International Inc.	35	1,289
HB Fuller Co.	139	5,072
Headwaters Inc. (c)	204	3,437
Innophos Holdings Inc.	55	1,580
Innospec Inc.	67	3,616
Intrepid Potash Inc. (c) (e)	149	441
Kaiser Aluminum Corp.	49	4,070
KapStone Paper and Packaging Corp.	236	5,327
Koppers Holdings Inc.	58	1,063
Kraton Performance Polymers Inc. (c)	87	1,445
LSB Industries Inc. (c) (e)	52	377
Materion Corp.	56	1,564
Myers Industries Inc.	61	811
Neenah Paper Inc.	47	2,927
Olympic Steel Inc. (e)	24	280
P.H. Glatfelter Co.	120	2,212
Quaker Chemical Corp.	36	2,788
Rayonier Advanced Materials Inc.	121	1,188
Schweitzer-Mauduit International Inc.	85	3,574
Stepan Co.	50	2,474
Stillwater Mining Co. (c) (e)	326	2,794
SunCoke Energy Inc.	173	601
TimkenSteel Corp.	102	851
Tredegar Corp.	71	961
Wausau Paper Corp.	110	1,128

		74,828

TELECOMMUNICATION SERVICES - 0.9%
8x8 Inc. (c)	240	2,747
Atlantic Tele-Network Inc.	29	2,290
Cincinnati Bell Inc. (c)	572	2,059
Consolidated Communications Holdings Inc. (e)	142	2,967
General Communication Inc. - Class A (c)	83	1,649
Iridium Communications Inc. (c) (e)	224	1,880
Leap Wireless International Inc. (c) (f)	61	154
Lumos Networks Corp.	61	680
Spok Holdings Inc.	61	1,119

		15,545

UTILITIES - 4.1%
Allete Inc.	125	6,370
American States Water Co.	103	4,304
Avangrid Inc. (c)	—	4
Avista Corp.	171	6,064
El Paso Electric Co.	111	4,288
Laclede Group Inc.	119	7,080
New Jersey Resources Corp.	235	7,753
Northwest Natural Gas Co.	75	3,818
NorthWestern Corp.	132	7,171
Piedmont Natural Gas Co. Inc.	218	12,409
South Jersey Industries Inc.	189	4,442
Southwest Gas Corp.	129	7,141

		70,844

Total Common Stocks (cost $1,591,341)		1,720,032

RIGHTS - 0.0%
Trius Therapeutics Inc. (c) (f)	8	—

Total Rights (cost $0)		—

WARRANTS - 0.0%
Magnum Hunter Resources Corp. (c) (e) (f)	19	—

Total Warrants (cost $0)		—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
OTHER EQUITY INTERESTS - 0.0%
Gerber Scientific Inc. (c) (e) (f) (u)	19	—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 8.8%

Investment Company - 0.5%
JNL Money Market Fund, 0.19% (a) (h)	7,827	7,827

Securities Lending Collateral - 8.3%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	143,790	143,790

Treasury Securities - 0.0%
U.S. Treasury Bill, 0.06%, 03/17/16 (o)	$800	800

Total Short Term Investments (cost $152,417)		152,417

Total Investments - 107.9% (cost $1,743,758)		1,872,449
Other Assets and Liabilities, Net - (7.9%)		(137,218)

Total Net Assets - 100.0%		$1,735,231

JNL/Mellon Capital International Index Fund

COMMON STOCKS - 98.1%

AUSTRALIA - 6.8%
AGL Energy Ltd.	127	$1,659
Alumina Ltd. (e)	442	369
Amcor Ltd.	216	2,102
AMP Ltd.	563	2,371
APA Group	215	1,354
Aristocrat Leisure Ltd.	95	703
Asciano Group	118	751
ASX Ltd.	37	1,147
Aurizon Holdings Ltd.	409	1,297
AusNet Services (e)	350	377
Australia & New Zealand Banking Group Ltd. (e)	541	10,910
Bank of Queensland Ltd.	68	683
Bendigo and Adelaide Bank Ltd.	78	677
BHP Billiton Ltd.	601	7,736
Boral Ltd.	150	643
Brambles Ltd.	293	2,454
Caltex Australia Ltd.	53	1,441
Challenger Financial Services Group Ltd.	115	726
CIMIC Group Ltd.	18	319
Coca-Cola Amatil Ltd.	100	674
Cochlear Ltd.	11	789
Commonwealth Bank of Australia	319	19,707
Computershare Ltd. (e)	84	707
Crown Resorts Ltd.	67	609
CSL Ltd.	86	6,577
Dexus Property Group	176	955
DUET Group	466	772
Flight Centre Travel Group Ltd. (e)	10	301
Fortescue Metals Group Ltd. (e)	269	361
Goodman Group	331	1,498
GPT Group	346	1,198
Harvey Norman Holdings Ltd.	87	262
Healthscope Ltd.	309	595
Iluka Resources Ltd.	72	316
Incitec Pivot Ltd. (e)	310	885
Insurance Australia Group Ltd.	449	1,802
James Hardie Industries SE - CDI	83	1,045
Lend Lease Corp. Ltd.	100	1,034
Macquarie Group Ltd.	57	3,394
Medibank Private Ltd.	481	749
Mirvac Group	723	1,035

	Shares/Par †	Value
National Australia Bank Ltd.	489	10,678
Newcrest Mining Ltd. (c)	147	1,391
Oil Search Ltd.	264	1,287
Orica Ltd. (e)	74	826
Origin Energy Ltd.	320	1,083
Platinum Asset Management Ltd.	39	231
Qantas Airways Ltd.	75	224
QBE Insurance Group Ltd.	255	2,316
Ramsay Health Care Ltd.	27	1,349
REA Group Ltd. (e)	9	341
Rio Tinto Ltd.	78	2,521
Santos Ltd.	297	791
Scentre Group	1,009	3,060
Seek Ltd.	58	645
Sonic Health Care Ltd.	71	917
South32 Ltd. (c)	369	284
South32 Ltd. (c) (e)	862	662
Stockland	431	1,279
Suncorp Group Ltd.	245	2,150
Sydney Airport	194	891
Tabcorp Holdings Ltd.	142	482
Tatts Group Ltd.	275	873
Telstra Corp. Ltd.	792	3,219
TPG Telecom Ltd.	48	342
Transurban Group	386	2,927
Treasury Wine Estates Ltd.	148	891
Vicinity Centres	637	1,292
Wesfarmers Ltd.	212	6,393
Westfield Corp.	375	2,578
Westpac Banking Corp.	624	15,125
Woodside Petroleum Ltd.	137	2,862
Woolworths Ltd. (e)	233	4,140

		157,034

AUSTRIA - 0.2%
Andritz AG	14	669
Erste Group Bank AG (c)	54	1,679
OMV AG	27	776
Raiffeisen International Bank Holding AG (c)	20	297
Voestalpine AG	21	631

		4,052

BELGIUM - 1.4%
Ageas SA/NV	37	1,714
Anheuser-Busch InBev NV	151	18,781
Colruyt SA (e)	13	694
Delhaize Group	19	1,879
Groupe Bruxelles Lambert SA	15	1,254
KBC Groep NV	47	2,969
Proximus SA	27	884
Solvay SA	14	1,536
Telenet Group Holding NV (c)	11	569
UCB SA	24	2,141
Umicore	18	754

		33,175

CHINA - 0.1%
Cheung Kong Property Holdings Ltd.	500	3,237

DENMARK - 1.9%
A P Moller - Maersk A/S - Class A	1	868
A P Moller - Maersk A/S - Class B	1	1,681
Carlsberg A/S - Class B	21	1,823
Chr Hansen Holding A/S	19	1,206
Coloplast A/S - Class B	20	1,626
Danske Bank A/S	131	3,502
DSV A/S	37	1,467
ISS A/S	26	942
Novo Nordisk A/S - Class B	368	21,289

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Novozymes A/S - Class B	43	2,066
Pandora A/S	20	2,555
TDC A/S	147	734
Tryg A/S	24	486
Vestas Wind Systems A/S	43	2,974
William Demant Holding A/S (c)	5	429

		43,648

FINLAND - 0.9%
Elisa Oyj	28	1,038
Fortum Oyj (e)	84	1,264
Kone Oyj - Class B (e)	63	2,648
Metso Oyj	19	418
Neste Oil Oyj (e)	25	738
Nokia Oyj	680	4,808
Nokian Renkaat Oyj	20	720
Orion Oyj - Class B	20	689
Sampo Oyj - Class A	83	4,196
Stora Enso Oyj - Class R	108	973
UPM-Kymmene Oyj	100	1,862
Wartsila Oyj Abp	26	1,194

		20,548

FRANCE - 9.2%
Accor SA	40	1,751
Aeroports de Paris	5	640
Air Liquide	65	7,276
Alcatel-Lucent (c)	539	2,130
Alstom SA (c) (e)	41	1,253
Arkema SA	13	892
Atos SE	16	1,371
AXA SA	368	10,053
BNP Paribas SA	199	11,265
Bollore SA	155	720
Bouygues SA	39	1,542
Bureau Veritas SA	50	1,004
Cap Gemini SA	31	2,889
Carrefour SA	102	2,944
Casino Guichard Perrachon SA (e)	10	454
Christian Dior SE	10	1,725
Cie de Saint-Gobain	92	4,002
Cie Generale d’Optique Essilor International SA	39	4,836
CNP Assurances SA	28	372
Compagnie Generale des Etablissements Michelin	34	3,272
Credit Agricole SA	196	2,309
Danone SA	111	7,503
Dassault Systemes SA	23	1,844
Edenred (e)	36	682
Electricite de France SA	44	653
Engie SA	270	4,779
Eurazeo	8	528
Eutelsat Communications Group SA	30	899
Fonciere Des Regions	6	508
Gecina SA	6	743
Groupe Eurotunnel SE	92	1,142
Hermes International SCA	5	1,663
Icade SA	7	466
Iliad SA	5	1,191
Imerys SA	7	465
Ingenico (e)	11	1,338
JC Decaux SA	15	576
Kering SA	14	2,462
Klepierre	41	1,822
L’Oreal SA	47	7,937
Lagardere SCA	24	708
Legrand SA	50	2,854

	Shares/Par †	Value
LVMH Moet Hennessy Louis Vuitton SE	52	8,217
Natixis	164	930
Numericable SFR	22	785
Orange SA	375	6,267
Pernod-Ricard SA	39	4,475
Peugeot SA (c) (e)	83	1,462
Publicis Groupe SA	36	2,380
Remy Cointreau SA (e)	4	287
Renault SA	36	3,565
Rexel SA	60	805
Safran SA	58	3,987
Sanofi SA	222	18,889
Schneider Electric SE	105	5,980
SCOR SE	30	1,120
Societe BIC SA	6	908
Societe Generale SA	136	6,276
Sodexo SA	18	1,733
Suez Environnement SA	55	1,029
Technip SA	18	917
Thales SA	20	1,509
Total SA	408	18,281
Unibail-Rodamco SE	19	4,734
Valeo SA	15	2,296
Veolia Environnement	84	2,001
Vinci SA	90	5,751
Vivendi SA	218	4,677
Wendel SA	6	693
Zodiac Aerospace	36	847

		214,264

GERMANY - 8.4%
Adidas AG	39	3,778
Allianz SE	86	15,129
Axel Springer SE	8	438
BASF SE	173	13,144
Bayer AG	155	19,380
Bayerische Motoren Werke AG	62	6,576
Beiersdorf AG	19	1,712
Brenntag AG	29	1,514
Commerzbank AG (c)	203	2,091
Continental AG	20	4,916
Daimler AG	181	15,107
Deutsche Bank AG	259	6,280
Deutsche Boerse AG	36	3,142
Deutsche Lufthansa AG (c)	47	741
Deutsche Post AG	183	5,118
Deutsche Telekom AG	606	10,889
Deutsche Wohnen AG	63	1,748
E.ON SE	370	3,551
Evonik Industries AG	25	818
Fraport AG Frankfurt Airport Services Worldwide	7	439
Fresenius Medical Care AG & Co. KGaA	41	3,465
Fresenius SE	72	5,133
GEA Group AG	35	1,396
Hannover Rueck SE	11	1,307
HeidelbergCement AG	26	2,091
Henkel AG & Co. KGaA	20	1,902
Hugo Boss AG	12	997
Infineon Technologies AG	211	3,071
K+S AG (e)	36	921
Kabel Deutschland Holding AG	4	451
Lanxess AG	17	782
Linde AG	35	5,069
Man SE	7	669
Merck KGaA	25	2,385
Metro AG	32	1,035
Muenchener Rueckversicherungs AG	31	6,243

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
OSRAM Licht AG	17	728
ProSiebenSat.1 Media SE	41	2,067
RTL Group SA	8	648
RWE AG	87	1,095
SAP SE	185	14,648
Siemens AG	149	14,406
Symrise AG	23	1,501
Telefonica Deutschland Holding AG	111	587
ThyssenKrupp AG	66	1,300
United Internet AG	24	1,314
Volkswagen AG	6	959
Vonovia SE	85	2,634
Zalando SE (c)	14	570

		195,885

HONG KONG - 2.8%
AIA Group Ltd.	2,263	13,522
ASM Pacific Technology Ltd.	44	340
Bank of East Asia Ltd. (e)	217	803
BOC Hong Kong Holdings Ltd.	704	2,144
Cathay Pacific Airways Ltd.	229	394
Cheung Kong Infrastructure Holdings Ltd.	123	1,136
CK Hutchison Holdings Ltd.	507	6,814
CLP Holdings Ltd.	351	2,979
First Pacific Co. Ltd.	410	271
Galaxy Entertainment Group Ltd.	423	1,325
Hang Lung Properties Ltd.	437	990
Hang Seng Bank Ltd.	145	2,750
Henderson Land Development Co. Ltd.	223	1,359
HK Electric Investments Ltd.	443	371
HKT Trust	504	644
Hong Kong & China Gas Co. Ltd.	1,288	2,521
Hong Kong Exchanges & Clearing Ltd. (e)	211	5,363
Hongkong Electric Holdings Ltd.	258	2,365
Hongkong Land Holdings Ltd.	117	816
Hysan Development Co. Ltd.	110	449
Kerry Properties Ltd.	109	295
Li & Fung Ltd.	1,012	684
Link REIT	428	2,552
Melco Crown Entertainment Ltd. - ADR (e)	16	267
MGM China Holdings Ltd. (e)	175	218
MTR Corp.	269	1,329
New World Development Ltd. (e)	1,015	997
NWS Holdings Ltd.	291	434
PCCW Ltd.	772	451
Shangri-La Asia Ltd.	286	279
Sino Land Co.	583	849
SJM Holdings Ltd. (e)	328	232
Sun Hung Kai Properties Ltd.	325	3,906
Swire Pacific Ltd. - Class A	105	1,167
Swire Properties Ltd.	199	573
Techtronic Industries Co.	270	1,091
WH Group Ltd. (c) (e)	1,028	572
Wharf Holdings Ltd.	262	1,447
Wheelock & Co. Ltd.	181	760
Yue Yuen Industrial Holdings Ltd.	124	420

		65,879

IRELAND - 0.4%
Anglo Irish Bank Corp. Plc (c) (f)	34	—
CRH Plc	155	4,464
Kerry Group Plc - Class A	30	2,447
Ryanair Holdings Plc (c)	2	29
The Governor & Co. of the Bank of Ireland (c)	5,007	1,834

		8,774

ISRAEL - 0.8%
Azrieli Group	6	239

	Shares/Par †	Value
Bank Hapoalim BM	204	1,054
Bank Leumi Le-Israel BM (c) (e)	247	858
Bezeq Israeli Telecommunication Corp. Ltd.	343	756
Check Point Software Technologies Ltd. (c) (e)	13	1,078
Delek Group Ltd.	1	181
Israel Chemicals Ltd.	100	406
Mizrahi Tefahot Bank Ltd.	30	361
Mobileye NV (c) (e)	16	689
NICE Systems Ltd.	12	665
Teva Pharmaceutical Industries Ltd.	171	11,156

		17,443

ITALY - 2.1%
Assicurazioni Generali SpA	216	3,943
Atlantia SpA	77	2,033
Banca Monte dei Paschi di Siena SpA (c)	489	648
Banco Popolare SC (c)	72	986
CNH Industrial NV	173	1,183
Enel Green Power SpA	300	610
Enel SpA	1,331	5,582
ENI SpA	477	7,083
Exor SpA	19	847
Finmeccanica SpA (c)	76	1,054
Intesa Sanpaolo SpA	2,375	7,888
Luxottica Group SpA	31	2,043
Mediobanca SpA	100	955
Prysmian SpA	35	755
Saipem SpA (c) (e)	47	381
Snam Rete Gas SpA	391	2,041
Telecom Italia SpA (c)	2,106	2,669
Tenaris SA	90	1,064
Terna Rete Elettrica Nazionale SpA	290	1,494
UniCredit SpA	883	4,879
Unione di Banche Italiane SCPA	170	1,138
UnipolSai SpA	202	513

		49,789

JAPAN - 23.0%
ABC-Mart Inc.	4	224
Acom Co. Ltd. (c) (e)	83	391
AEON Co. Ltd.	125	1,927
AEON Credit Service Co. Ltd.	19	430
AEON Mall Co. Ltd.	20	346
Air Water Inc.	30	483
Aisin Seiki Co. Ltd.	35	1,498
Ajinomoto Co. Inc.	107	2,533
Alfresa Holdings Corp.	33	656
Alps Electric Co. Ltd.	35	957
Amada Holdings Co. NPV	65	620
ANA Holdings Inc.	214	617
Aozora Bank Ltd.	212	739
Asahi Breweries Ltd.	74	2,313
Asahi Glass Co. Ltd. (e)	184	1,054
Asahi Kasei Corp.	237	1,603
Asics Corp. (e)	29	606
Astellas Pharma Inc.	397	5,649
Bank of Kyoto Ltd.	61	566
Bank of Yokohama Ltd.	200	1,226
Benesse Corp.	13	374
Bridgestone Corp. (e)	120	4,123
Brother Industries Ltd.	43	488
Calbee Inc.	14	574
Canon Inc. (e)	201	6,090
Casio Computer Co. Ltd.	41	949
Central Japan Railway Co.	27	4,847
China Bank Ltd.	127	901
Chubu Electric Power Co. Inc.	117	1,597
Chugai Pharmaceutical Co. Ltd.	41	1,432

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Chugoku Bank Ltd.	26	347
Chugoku Electric Power Co. Inc.	51	675
Chuo Mitsui Trust Holdings Inc.	619	2,344
Citizen Holdings Co. Ltd.	54	388
Credit Saison Co. Ltd.	28	552
Dai Nippon Printing Co. Ltd.	107	1,058
Dai-Ichi Life Insurance Co. Ltd.	200	3,319
Daicel Chemical Industries Ltd.	52	768
Daihatsu Motor Co. Ltd. (e)	34	459
Daiichi Sankyo Co. Ltd.	119	2,459
Daikin Industries Ltd.	44	3,168
Dainippon Sumitomo Pharma Co. Ltd. (e)	28	326
Daito Trust Construction Co. Ltd.	13	1,525
Daiwa House Industry Co. Ltd.	112	3,211
Daiwa Securities Group Inc.	311	1,901
Denso Corp.	90	4,296
Dentsu Inc.	41	2,216
Don Quijote Holdings Co. Ltd.	23	808
East Japan Railway Co.	63	5,931
Eisai Co. Ltd. (e)	47	3,089
Electric Power Development Co. Ltd.	28	998
FamilyMart Co. Ltd.	12	544
Fanuc Ltd.	36	6,271
Fast Retailing Co. Ltd.	10	3,428
Fuji Electric Holdings Co. Ltd.	117	491
Fuji Heavy Industries Ltd.	109	4,474
FUJIFILM Holdings Corp.	86	3,576
Fujitsu Ltd.	350	1,747
Fukuoka Financial Group Inc.	154	764
GungHo Online Entertainment Inc. (e)	60	164
Gunma Bank Ltd.	67	390
Hachijuni Bank Ltd.	71	437
Hakuhodo DY Holdings Inc.	49	526
Hamamatsu Photonics KK	25	691
Hankyu Hanshin Holdings Inc.	216	1,404
Hikari Tsushin Inc.	3	197
Hino Motors Ltd.	44	509
Hirose Electric Co. Ltd.	5	648
Hiroshima Bank Ltd.	97	551
Hisamitsu Pharmaceutical Co. Inc.	10	428
Hitachi Chemical Co. Ltd.	23	361
Hitachi Construction Machinery Co. Ltd.	16	255
Hitachi High-Technologies Corp.	13	354
Hitachi Ltd.	913	5,173
Hitachi Metals Ltd.	41	506
Hokuhoku Financial Group Inc.	232	473
Hokuriku Electric Power Co.	35	514
Honda Motor Co. Ltd.	307	9,799
Hoshizaki Electric Co. Ltd.	7	410
Hoya Corp.	79	3,239
Hulic Co. Ltd.	56	489
Idemitsu Kosan Co. Ltd. (e)	16	263
IHI Corp.	247	682
Iida Group Holdings Co. Ltd.	31	583
INPEX Corp.	182	1,774
Isetan Mitsukoshi Holdings Ltd.	68	891
Isuzu Motors Ltd.	108	1,163
ITOCHU Corp.	292	3,459
Itochu Techno-Solutions Corp.	7	135
Iyo Bank Ltd.	40	388
J. Front Retailing Co. Ltd.	43	619
Japan Airlines Co. Ltd.	21	766
Japan Airport Terminal Co. Ltd. (e)	7	328
Japan Exchange Group Inc.	105	1,646
Japan Post Bank Co. Ltd. (c)	75	1,098
Japan Post Holdings Co. Ltd. (c)	84	1,300
Japan Prime Realty Investment Corp. (e)	—	509
Japan Real Estate Investment Corp.	—	1,237

	Shares/Par †	Value
Japan Retail Fund Investment Corp.	—	916
Japan Tobacco Inc. (e)	204	7,493
JFE Holdings Inc.	95	1,487
JGC Corp.	36	551
Joyo Bank Ltd.	108	511
JSR Corp.	39	600
JTEKT Corp.	42	684
JX Holdings Inc.	432	1,813
Kajima Corp.	156	928
Kakaku.com Inc. (e)	24	472
Kamigumi Co. Ltd.	50	430
Kaneka Corp.	58	603
Kansai Electric Power Co. Inc. (c)	128	1,535
Kansai Paint Co. Ltd.	42	637
Kao Corp.	93	4,784
Kawasaki Heavy Industries Ltd.	262	969
KDDI Corp. (e)	329	8,555
Keihan Electric Railway Co. Ltd.	103	690
Keihin Electric Express Railway Co. Ltd.	93	768
Keio Corp.	114	984
Keisei Electric Railway Co. Ltd.	50	638
Keyence Corp.	8	4,646
Kikkoman Corp.	26	901
Kintetsu Group Holdings NPV	347	1,411
Kirin Holdings Co. Ltd.	157	2,136
Kobe Steel Ltd.	621	675
Koito Manufacturing Co. Ltd.	19	763
Komatsu Ltd.	174	2,844
Konami Holdings Corp.	20	486
Konica Minolta Holdings Inc.	83	831
Kose Corp.	5	490
Kubota Corp.	208	3,213
Kuraray Co. Ltd.	68	824
Kurita Water Industries Ltd.	22	467
Kyocera Corp.	60	2,763
Kyowa Hakko Kirin Co. Ltd.	40	625
Kyushu Electric Power Co. Inc. (c)	80	872
Kyushu Financial Group Inc. (c)	64	451
Lawson Inc.	13	1,039
LIXIL Group Corp.	49	1,095
M3 Inc. (e)	37	763
Mabuchi Motor Co. Ltd.	10	564
Makita Corp.	23	1,297
Marubeni Corp. (e)	316	1,626
Marui Group Co. Ltd.	45	739
Maruichi Steel Tube Ltd. (e)	7	216
Mazda Motor Corp.	103	2,127
McDonald’s Holdings Co. Japan Ltd. (e)	10	220
Medipal Holdings Corp.	28	477
MEIJI Holdings Co. Ltd.	23	1,934
Minebea Co. Ltd.	65	557
Miraca Holdings Inc.	11	488
Mitsubishi Chemical Holdings Corp.	256	1,622
Mitsubishi Corp.	255	4,240
Mitsubishi Electric Corp.	358	3,758
Mitsubishi Estate Co. Ltd.	237	4,926
Mitsubishi Gas Chemical Co. Inc.	72	368
Mitsubishi Heavy Industries Ltd.	565	2,470
Mitsubishi Logistics Corp.	20	264
Mitsubishi Materials Corp.	198	624
Mitsubishi Motors Corp.	125	1,058
Mitsubishi Tanabe Pharma Corp.	42	717
Mitsubishi UFJ Financial Group Inc.	2,395	14,833
Mitsubishi UFJ Lease & Finance Co. Ltd.	102	525
Mitsui & Co. Ltd.	316	3,749
Mitsui Chemicals Inc.	167	741
Mitsui Fudosan Co. Ltd.	174	4,367
Mitsui OSK Lines Ltd. (e)	230	580

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Mixi Inc. (e)	9	344
Mizuho Financial Group Inc.	4,383	8,765
MS&AD Insurance Group Holdings	96	2,816
Murata Manufacturing Co. Ltd.	38	5,511
Nabtesco Corp.	20	406
Nagoya Railroad Co. Ltd.	174	724
Namco Bandai Holdings Inc.	33	697
NEC Corp.	472	1,496
Nexon Co. Ltd.	28	449
NGK Insulators Ltd.	51	1,150
NGK Spark Plug Co. Ltd.	32	843
NH Foods Ltd.	34	666
NHK Spring Co. Ltd.	31	311
Nidec Corp.	42	3,067
Nikon Corp. (e)	61	816
Nintendo Co. Ltd.	20	2,695
Nippon Building Fund Inc. (e)	—	1,295
Nippon Electric Glass Co. Ltd.	86	433
Nippon Express Co. Ltd.	166	780
Nippon Paint Holdings Co. Ltd.	25	605
Nippon Prologis REIT Inc.	—	479
Nippon Steel Corp.	141	2,788
Nippon Telegraph & Telephone Corp.	142	5,638
Nippon Yusen KK	317	768
Nissan Motor Co. Ltd.	460	4,811
Nisshin Seifun Group Inc.	42	680
Nissin Foods Holdings Co. Ltd.	11	594
Nitori Co. Ltd.	14	1,184
Nitto Denko Corp.	31	2,256
NOK Corp.	16	364
Nomura Holdings Inc.	671	3,738
Nomura Real Estate Holdings Inc.	21	397
Nomura Real Estate Master Fund Inc. (c)	1	807
Nomura Research Institute Ltd.	24	912
NSK Ltd.	85	926
NTT Data Corp.	25	1,184
NTT DoCoMo Inc.	270	5,540
NTT Urban Development Corp.	19	183
Obayashi Corp.	125	1,153
Obic Co. Ltd.	13	693
Odakyu Electric Railway Co. Ltd.	112	1,206
Oji Holdings Corp.	136	547
Olympus Corp.	53	2,067
Omron Corp.	35	1,180
Ono Pharmaceutical Co. Ltd.	16	2,800
Oracle Corp. Japan	8	382
Oriental Land Co. Ltd. (e)	38	2,305
ORIX Corp.	245	3,437
Osaka Gas Co. Ltd.	354	1,279
Otsuka Corp.	9	457
Otsuka Holdings Co. Ltd. (e)	74	2,640
Panasonic Corp.	408	4,135
Park24 Co. Ltd.	20	489
Rakuten Inc.	173	1,988
Recruit Holdings Co. Ltd.	25	735
Resona Holdings Inc.	413	2,006
Ricoh Co. Ltd.	136	1,402
Rinnai Corp.	6	567
Rohm Co. Ltd.	17	871
Ryohin Keikaku Co. Ltd.	4	851
Sankyo Co. Ltd.	9	336
Sanrio Co. Ltd. (e)	10	237
Santen Pharmaceutical Co. Ltd.	67	1,095
SBI Holdings Inc.	44	472
Secom Co. Ltd.	40	2,704
Sega Sammy Holdings Inc.	33	305
Seibu Holdings Inc.	23	474
Seiko Epson Corp.	55	847

	Shares/Par †	Value
Sekisui Chemical Co. Ltd.	79	1,031
Sekisui House Ltd.	112	1,881
Seven & I Holdings Co. Ltd.	142	6,504
Seven Bank Ltd.	124	543
Shikoku Electric Power Co. Inc. (e)	32	498
Shimadzu Corp.	44	737
Shimamura Co. Ltd. (e)	4	468
Shimano Inc.	15	2,273
Shimizu Corp.	111	905
Shin-Etsu Chemical Co. Ltd.	76	4,126
Shinsei Bank Ltd.	352	648
Shionogi & Co. Ltd.	57	2,578
Shiseido Co. Ltd.	66	1,378
Shizuoka Bank Ltd.	99	960
Showa Shell Sekiyu KK	29	238
SMC Corp.	10	2,623
SoftBank Group Corp.	181	9,120
Sohgo Security Services Co. Ltd.	10	478
Sompo Japan Nipponkoa Holdings	62	2,043
Sony Corp.	238	5,852
Sony Financial Holdings Inc.	32	576
Stanley Electric Co. Ltd.	26	566
Sumitomo Chemical Co. Ltd.	282	1,620
Sumitomo Corp.	210	2,144
Sumitomo Electric Industries Ltd.	141	1,995
Sumitomo Heavy Industries Ltd.	92	412
Sumitomo Metal Mining Co. Ltd.	88	1,068
Sumitomo Mitsui Financial Group Inc.	240	9,039
Sumitomo Realty & Development Co. Ltd.	68	1,927
Sumitomo Rubber Industries Inc. (e)	31	398
Suntory Beverage & Food Ltd.	27	1,191
Suruga Bank Ltd.	34	701
Suzuken Co. Ltd.	14	533
Suzuki Motor Corp.	66	2,011
Sysmex Corp.	26	1,695
T&D Holdings Inc.	105	1,384
Taiheiyo Cement Corp.	233	680
Taisei Corp.	191	1,258
Taisho Pharmaceutical Holdings Co. Ltd.	6	417
Taiyo Nippon Sanso Corp.	24	217
Takashimaya Co. Ltd.	53	477
Takeda Pharmaceutical Co. Ltd.	147	7,309
TDK Corp.	23	1,486
Teijin Ltd.	190	648
Terumo Corp.	55	1,711
THK Co. Ltd.	25	469
Tobu Railway Co. Ltd.	200	986
Toho Co. Ltd.	22	606
Toho Gas Co. Ltd.	85	549
Tohoku Electric Power Co. Inc.	85	1,056
Tokio Marine Holdings Inc.	128	4,937
Tokyo Electric Power Co. Inc. (c)	268	1,540
Tokyo Electron Ltd.	33	1,987
Tokyo Gas Co. Ltd.	434	2,039
Tokyo Tatemono Co. Ltd.	37	397
Tokyu Corp.	206	1,628
Tokyu Fudosan Holdings Corp.	92	578
TonenGeneral Sekiyu KK (e)	57	481
Toppan Printing Co. Ltd.	97	894
Toray Industries Inc.	279	2,593
Toshiba Corp. (c) (e)	751	1,543
TOTO Ltd.	27	931
Toyo Seikan Group Holdings Ltd.	30	555
Toyo Suisan Kaisha Ltd.	16	558
Toyoda Gosei Co. Ltd.	15	336
Toyota Industries Corp.	31	1,674
Toyota Motor Corp.	513	31,571
Toyota Tsusho Corp.	42	975

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Trend Micro Inc.	19	763
Unicharm Corp.	70	1,436
United Urban Investment Corp.	—	634
USS Co. Ltd.	40	597
West Japan Railway Co.	30	2,067
Yahoo! Japan Corp.	265	1,077
Yakult Honsha Co. Ltd.	17	847
Yamada Denki Co. Ltd.	127	548
Yamaguchi Financial Group Inc. (e)	41	486
Yamaha Corp.	33	785
Yamaha Motor Co. Ltd.	51	1,139
Yamato Holdings Co. Ltd.	62	1,311
Yamazaki Baking Co. Ltd.	24	540
Yaskawa Electric Corp.	41	558
Yokogawa Electric Corp.	39	471
Yokohama Rubber Co. Ltd. (e)	22	335

		535,337

JERSEY - 0.0%
Randgold Resources Ltd.	18	1,101

LUXEMBOURG - 0.1%
ArcelorMittal (e)	188	795
Millicom International Cellular SA - SDR	12	677
SES SA - FDR	61	1,699

		3,171

MACAU - 0.1%
Sands China Ltd. (e)	439	1,488
Wynn Macau Ltd. (e)	269	313

		1,801

MALTA - 0.0%
BGP Holdings Plc (c) (f)	479	—

NETHERLANDS - 4.4%
Aegon NV	346	1,957
AerCap Holdings NV (c)	18	762
Airbus Group NV	111	7,497
Akzo Nobel NV	47	3,119
Altice NV (c)	23	331
Altice NV (c)	68	972
ASML Holding NV	65	5,747
Gemalto NV (e)	16	951
Heineken Holding NV	19	1,499
Heineken NV	43	3,634
ING Groep NV - CVA	728	9,848
Koninklijke Ahold NV	155	3,279
Koninklijke Boskalis Westminster NV	17	684
Koninklijke KPN NV	583	2,204
Koninklijke Philips Electronics NV (e)	180	4,596
Koninklijke Philips NV	35	1,742
Koninklijke Vopak NV	12	524
NN Group NV	44	1,547
NXP Semiconductors NV (c)	25	2,137
OCI (c)	14	333
Qiagen NV (c)	40	1,081
Randstad Holding NV	25	1,539
Relx NV	185	3,117
Royal Dutch Shell Plc - Class A	735	16,646
Royal Dutch Shell Plc - Class B	458	10,445
TNT NV	85	723
Unilever NV - CVA	306	13,339
Wolters Kluwer NV	58	1,944

		102,197

NEW ZEALAND - 0.2%
Auckland International Airport Ltd. (e)	174	683
Contact Energy Ltd. (e)	151	489
Fletcher Building Ltd.	128	643

	Shares/Par †	Value
Meridian Energy Ltd. (e)	213	347
Mighty River Power Ltd.	119	225
Ryman Healthcare Ltd.	61	353
Spark New Zealand Ltd.	350	788

		3,528

NORWAY - 0.5%
DNB ASA	186	2,286
Gjensidige Forsikring ASA	37	585
Norsk Hydro ASA	247	919
Orkla ASA	158	1,245
Schibsted ASA	13	415
Schibsted ASA - Series B (c)	18	582
StatoilHydro ASA	207	2,884
Telenor ASA	139	2,320
Yara International ASA	33	1,405

		12,641

PORTUGAL - 0.2%
Banco Comercial Portugues SA (c)	7,752	411
Banco Espirito Santo SA (c) (f)	413	—
Energias de Portugal SA	444	1,601
Galp Energia SGPS SA	76	890
Jeronimo Martins SGPS SA	43	562

		3,464

SINGAPORE - 1.2%
Ascendas REIT	366	587
CapitaLand Ltd.	500	1,175
CapitaMall Trust	451	612
Captialand Commerical Trust	383	363
City Developments Ltd.	66	355
ComfortDelGro Corp. Ltd.	378	810
DBS Group Holdings Ltd.	331	3,880
Genting International Plc (e)	1,083	584
Global Logistic Properties Ltd.	616	930
Golden Agri-Resources Ltd.	1,187	284
Hutchison Port Holdings Trust	1,066	563
Jardine Cycle & Carriage Ltd. (e)	20	485
Keppel Corp. Ltd.	280	1,281
Noble Group Ltd. (e)	737	206
Oversea-Chinese Banking Corp. Ltd.	577	3,568
SembCorp Industries Ltd.	204	437
SembCorp Marine Ltd. (e)	152	188
Singapore Airlines Ltd.	100	786
Singapore Exchange Ltd.	157	849
Singapore Press Holdings Ltd. (e)	314	870
Singapore Technologies Engineering Ltd.	279	590
Singapore Telecommunications Ltd.	1,473	3,799
StarHub Ltd.	134	349
Suntec REIT	402	438
United Overseas Bank Ltd.	239	3,296
UOL Group Ltd.	95	415
Wilmar International Ltd.	345	712
Yangzijiang Shipbuilding Holdings Ltd.	293	226

		28,638

SPAIN - 3.1%
Abertis Infraestructuras SA - Class A (e)	100	1,567
ACS Actividades de Construccion y Servicios SA	37	1,073
Aena SA (c)	13	1,488
Amadeus IT Holding SA	83	3,651
Banco Bilbao Vizcaya Argentaria SA	1,199	8,761
Banco de Sabadell SA (e)	943	1,670
Banco Popular Espanol SA (e)	312	1,029
Banco Santander SA	2,694	13,254
Bankia SA	894	1,040
Bankinter SA	130	925

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
CaixaBank SA (e)	500	1,741
Distribuidora Internacional de Alimentacion SA (e)	115	680
Enagas SA	42	1,174
Endesa SA (e)	60	1,198
Ferrovial SA	86	1,941
Gas Natural SDG SA (e)	67	1,376
Grifols SA - Class A (e)	27	1,268
Iberdrola SA	1,000	7,087
Inditex SA	205	7,028
Mapfre SA	190	475
Red Electrica Corp. SA	20	1,638
Repsol SA (e)	197	2,166
Telefonica SA	848	9,403
Zardoya Otis SA (e)	33	380

		72,013

SWEDEN - 2.8%
Alfa Laval AB	55	1,002
Assa Abloy AB - Class B	185	3,883
Atlas Copco AB - Class A	124	3,051
Atlas Copco AB - Class B	73	1,687
Boliden AB	54	901
Electrolux AB - Class B	44	1,070
Getinge AB - Class B	37	979
Hennes & Mauritz AB - Class B	178	6,337
Hexagon AB - Class B	47	1,728
Husqvarna AB - Class B	81	534
ICA Gruppen AB	13	476
Industrivarden AB - Class C	31	537
Investor AB - Class B	85	3,113
Kinnevik Investment AB - Class B	43	1,329
Lundin Petroleum AB (c)	37	541
Nordea Bank AB	573	6,286
Sandvik AB (e)	204	1,779
Securitas AB - Class B	55	846
Skandinaviska Enskilda Banken AB - Class A	288	3,025
Skanska AB - Class B	69	1,335
SKF AB - Class B	71	1,146
Svenska Cellulosa AB - Class B	109	3,160
Svenska Handelsbanken AB - Class A	277	3,676
Swedbank AB - Class A	167	3,689
Swedish Match AB	36	1,271
Tele2 AB - Class B (e)	65	649
Telefonaktiebolaget LM Ericsson - Class B	575	5,541
TeliaSonera AB	482	2,393
Volvo AB - Class B	291	2,701

		64,665

SWITZERLAND - 9.4%
ABB Ltd.	408	7,283
Actelion Ltd.	20	2,710
Adecco SA	32	2,170
Aryzta AG (e)	16	803
Baloise Holding AG	10	1,242
Barry Callebaut AG	—	433
Cie Financiere Richemont SA	98	7,002
Credit Suisse Group AG	337	7,256
Dufry AG (c) (e)	7	850
EMS-Chemie Holding AG	2	669
Galenica AG (e)	1	1,194
Geberit AG	7	2,435
Givaudan SA (c)	2	3,118
Glencore Plc	2,245	2,976
Julius Baer Group Ltd.	42	2,025
Kuehne & Nagel International AG	10	1,344
LafargeHolcim Ltd.	80	4,017
Lindt & Spruengli AG	—	1,490

	Shares/Par †	Value
Lonza Group AG	10	1,626
Nestle SA	598	44,360
Novartis AG	427	36,692
Pargesa Holding SA	6	377
Partners Group Holding AG	3	1,061
Roche Holding AG	132	36,498
Schindler Holding AG	4	628
SGS SA	1	1,952
Sika AG	—	1,424
Sonova Holding AG	10	1,253
STMicroelectronics NV (e)	119	794
Sulzer AG (e)	4	370
Swatch Group AG (e)	6	2,001
Swatch Group AG	9	625
Swiss Life Holding AG	6	1,667
Swiss Prime Site AG	12	913
Swiss Re AG	66	6,488
Swisscom AG	5	2,404
Syngenta AG	18	6,861
Transocean Ltd. (e)	71	886
UBS Group AG	687	13,327
Zurich Insurance Group AG (c)	28	7,242

		218,466

UNITED KINGDOM - 18.1%
3i Group Plc	176	1,250
Aberdeen Asset Management Plc	164	698
Admiral Group Plc	40	989
Aggreko Plc	45	601
Amec Foster Wheeler Plc	68	427
Anglo American Plc	260	1,141
Antofagasta Plc	71	486
ARM Holdings Plc	261	3,980
Ashtead Group Plc	92	1,509
Associated British Foods Plc	66	3,246
AstraZeneca Plc	237	16,017
Auto Trader Group Plc	147	961
Aviva Plc	761	5,773
Babcock International Group Plc	44	655
BAE Systems Plc	583	4,293
Barclays Plc	3,134	10,087
Barratt Developments Plc	186	1,715
BG Group Plc	642	9,303
BHP Billiton Plc	396	4,420
BP Plc	3,430	17,825
British American Tobacco Plc	350	19,416
British Land Co. Plc	184	2,133
BT Group Plc	1,572	10,914
Bunzl Plc	60	1,672
Burberry Group Plc	80	1,408
Capita Group Plc	126	2,247
Capital Shopping Centres Group (e)	173	806
Carnival Plc	35	1,970
Centrica Plc	957	3,072
Cobham Plc	211	883
Coca-Cola HBC AG	38	801
Compass Group Plc	308	5,330
Croda International Plc	25	1,114
Diageo Plc	472	12,894
Direct Line Insurance Group Plc	264	1,585
Dixons Carphone Plc	190	1,395
easyJet Plc	28	715
Experian Plc	184	3,252
Fiat Chrysler Automobiles NV (c)	167	2,320
Fresnillo Plc	39	401
G4S Plc	302	1,003
GKN Plc	318	1,445
GlaxoSmithKline Plc	913	18,436

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Hammerson Plc	142	1,257
Hargreaves Lansdown Plc	51	1,129
HSBC Holdings Plc	3,667	28,946
ICAP Plc	102	765
IMI Plc	54	691
Imperial Tobacco Group Plc	180	9,499
Inmarsat Plc	86	1,438
InterContinental Hotels Group Plc	43	1,662
International Consolidated Airlines Group SA	149	1,334
Intertek Group Plc	31	1,264
Investec Plc	108	758
ITV Plc	713	2,904
J Sainsbury Plc (e)	256	976
Johnson Matthey Plc	39	1,509
Kingfisher Plc	423	2,047
Land Securities Group Plc	147	2,551
Legal & General Group Plc	1,098	4,333
Lloyds Banking Group Plc	10,721	11,536
London Stock Exchange Group Plc	58	2,360
Marks & Spencer Group Plc	307	2,046
Meggitt Plc	138	765
Melrose Industries Plc	171	733
Merlin Entertainments Plc	139	929
Mondi Plc	69	1,356
National Grid Plc	703	9,701
Next Plc	27	2,948
Old Mutual Plc	917	2,413
Pearson Plc	153	1,652
Persimmon Plc	57	1,715
Petrofac Ltd.	52	612
Provident Financial Plc	28	1,397
Prudential Plc (a)	483	10,879
Reckitt Benckiser Group Plc	120	11,118
Reed Elsevier Plc	209	3,690
Rexam Plc	130	1,156
Rio Tinto Plc	234	6,825
Rolls-Royce Holdings Plc	344	2,910
Royal Bank of Scotland Group Plc (c)	639	2,842
Royal Mail Plc	173	1,135
RSA Insurance Group Plc	191	1,200
SABMiller Plc	182	10,906
Sage Group Plc	193	1,713
Schroders Plc	23	994
Segro Plc	131	829
Severn Trent Plc	42	1,357
Shire Plc	111	7,613
Sky Plc	195	3,201
Smith & Nephew Plc	169	3,019
Smiths Group Plc	75	1,043
Sports Direct International Plc (c)	46	393
SSE Plc	183	4,099
St. James's Place Plc	101	1,498
Standard Chartered Plc	615	5,107
Standard Life Plc	366	2,095
Tate & Lyle Plc	89	780
Taylor Wimpey Plc	610	1,824
Tesco Plc (c)	1,501	3,298
Travis Perkins Plc	47	1,361
TUI AG	91	1,629
Unilever Plc	241	10,342
United Utilities Group Plc	128	1,764
Vodafone Group Plc	4,981	16,152
Weir Group Plc	38	555
Whitbread Plc	35	2,237
William Hill Plc	170	991
WM Morrison Supermarkets Plc (e)	426	929
Wolseley Plc	48	2,626

	Shares/Par †	Value
WPP Plc	242	5,576

		419,500

UNITED STATES OF AMERICA - 0.0%
Taro Pharmaceutical Industries Ltd. (c)	1	193

Total Common Stocks (cost $2,183,098)		2,280,443

PREFERRED STOCKS - 0.7%

GERMANY - 0.5%
Bayerische Motoren Werke AG	11	902
Fuchs Petrolub AG	13	602
Henkel AG & Co. KGaA	33	3,679
Porsche Automobil Holding SE	30	1,591
Volkswagen AG	35	5,066

		11,840

ITALY - 0.1%
Intesa Sanpaolo SpA	160	490
Telecom Italia SpA	1,154	1,184

		1,674

SWITZERLAND - 0.1%
Lindt & Spruengli AG	—	1,193
Schindler Holding AG	8	1,333

		2,526

Total Preferred Stocks (cost $14,707)		16,040

RIGHTS - 0.0%

ITALY - 0.0%
Unione di Banche Italiane SCPA (c) (f)	170	—

SINGAPORE - 0.0%
Ascendas REIT (c) (f)	14	1

SPAIN - 0.0%
Repsol SA (c) (e)	197	98

Total Rights (cost $99)		99

OTHER EQUITY INTERESTS - 0.0%

AUSTRIA - 0.0%
IMMOEAST AG (c) (f) (u)	37	—
IMMOFINANZ AG (c) (f) (u)	27	—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 4.0%

Investment Company - 0.8%
JNL Money Market Fund, 0.19% (a) (h)	19,024	19,024

Securities Lending Collateral - 3.1%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	72,202	72,202

Treasury Securities - 0.1%
U.S. Treasury Bill, 0.06%, 03/17/16 (o)	$1,935	1,934

Total Short Term Investments (cost $93,160)		93,160

Total Investments - 102.8% (cost $2,291,064)		2,389,742
Other Assets and Liabilities, Net - (2.8%)		(65,920)

Total Net Assets - 100.0%		$2,323,822

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
JNL/Mellon Capital Bond Index Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 2.1%
AmeriCredit Automobile Receivables Trust, 1.27%, 08/08/17	$500	$498
Banc of America Commercial Mortgage Trust REMIC, 5.45%, 01/15/17	176	180
Bear Stearns Commercial Mortgage Securities Trust REMIC
5.54%, 09/12/16	218	221
5.72%, 05/11/17 (i)	237	242
Capital One Multi-Asset Execution Trust, 1.39%, 03/15/18	500	497
CarMax Auto Owner Trust, 0.80%, 07/16/18	542	541
Centerpoint Energy Transition Co. LLC Secured Transition Bond, 5.17%, 08/01/19	415	425
Chase Issuance Trust, 1.01%, 10/17/16	500	500
Citibank Credit Card Issuance Trust
5.30%, 03/15/16	900	908
1.73%, 04/09/18	1,000	1,002
2.88%, 01/21/21	300	306
Citigroup Commercial Mortgage Trust REMIC, 3.62%, 07/10/24	500	510
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC
5.62%, 10/15/48	172	174
5.32%, 12/11/49	536	545
Cobalt Commercial Mortgage-Backed Securities Trust REMIC, 5.22%, 08/15/48	194	197
COMM Mortgage Trust REMIC
2.84%, 03/10/19	400	407
4.26%, 09/10/23	650	695
Commercial Mortgage Pass-Through Certificates REMIC
3.15%, 01/10/19	145	148
5.54%, 01/15/49 (i)	500	511
Commercial Mortgage Trust REMIC
3.55%, 04/10/24	500	507
3.82%, 05/10/24	500	515
3.97%, 07/10/24	400	402
3.08%, 12/10/24	500	488
3.18%, 01/10/25	1,000	980
Credit Suisse Mortgage Capital Certificates REMIC, 5.38%, 02/15/40	194	198
Delta Air Lines Pass-Through Trust, 6.82%, 08/10/22	291	335
Fifth Third Auto Trust, 1.47%, 06/15/17	180	178
Ford Credit Auto Lease Trust, 0.89%, 09/15/17	1,000	998
GS Mortgage Securities Trust REMIC, 3.48%, 11/10/21	750	775
Honda Auto Receivables Owner Trust, 0.99%, 10/16/17	500	498
JPMBB Commercial Mortgage Securities Trust REMIC
3.05%, 04/15/19	150	153
1.45%, 01/15/20	456	450
4.13%, 09/15/23	500	528
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.42%, 02/15/17	226	231
5.69%, 04/12/17 (i)	193	199
LB-UBS Commercial Mortgage Trust REMIC
5.42%, 01/15/17	313	320
5.66%, 03/15/39 (i)	3	3
5.87%, 09/15/45 (i)	737	773
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC, 5.17%, 11/12/16	163	166

	Shares/Par †	Value
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
3.09%, 08/15/18	500	511
2.86%, 09/15/22	250	249
3.74%, 07/15/24	500	515
Morgan Stanley Capital I Trust REMIC, 5.33%, 11/12/41	214	215
UBS-Barclays Commercial Mortgage Trust REMIC
3.09%, 09/10/22	350	351
2.85%, 12/10/22	500	491
United Air Lines Inc. Pass-Through Trust, 4.30%, 08/15/25	238	246
United Airlines Pass-Through Trust, 3.75%, 09/03/26	200	202
US Airways Pass-Through Trust, 3.95%, 11/15/25	226	228
Wachovia Bank Commercial Mortgage Trust REMIC, 5.57%, 10/15/48	214	217
Wells Fargo-RBS Commercial Mortgage Trust REMIC
2.03%, 02/16/18	500	500
2.92%, 11/15/18	500	509
2.87%, 10/17/22	360	357
3.68%, 07/15/24	500	511

Total Non-U.S. Government Agency Asset-Backed Securities (cost $22,359)		22,306

CORPORATE BONDS AND NOTES - 25.0%

CONSUMER DISCRETIONARY - 2.0%
21st Century Fox America Inc.
4.50%, 02/15/21	400	431
6.20%, 12/15/34	50	57
6.15%, 02/15/41	300	337
Amazon.com Inc.
2.60%, 12/05/19	300	305
2.50%, 11/29/22	200	193
American Honda Finance Corp., 1.55%, 12/11/17	500	500
AutoNation, Inc., 6.75%, 04/15/18	200	218
AutoZone Inc., 3.25%, 04/15/25	350	339
BorgWarner Inc., 4.38%, 03/15/45	200	178
California Institute of Technology, 4.32%, 08/01/45	40	41
Carnival Corp., 3.95%, 10/15/20	200	209
CBS Corp.
5.63%, 09/15/19	500	540
4.00%, 01/15/26	500	488
4.85%, 07/01/42	150	134
CCO Safari II LLC
4.91%, 07/23/25 (r)	340	340
6.83%, 10/23/55 (r)	200	197
Comcast Corp.
5.70%, 05/15/18	200	219
3.38%, 08/15/25	290	294
4.20%, 08/15/34	500	495
6.50%, 11/15/35	100	125
6.95%, 08/15/37	250	327
4.75%, 03/01/44	300	311
DIRECTV Holdings LLC
2.40%, 03/15/17	500	504
6.35%, 03/15/40	300	322
Discovery Communications LLC
5.63%, 08/15/19	100	109
5.05%, 06/01/20	200	213
6.35%, 06/01/40	100	99
Dollar General Corp., 3.25%, 04/15/23	250	238

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Ford Motor Co.
7.45%, 07/16/31	300	370
4.75%, 01/15/43 (e)	300	283
Gap Inc., 5.95%, 04/12/21 (e)	300	317
General Motors Co., 5.00%, 04/01/35	90	84
Grupo Televisa SAB, 6.63%, 03/18/25	100	114
Hasbro Inc., 6.35%, 03/15/40	300	327
Home Depot Inc.
2.00%, 06/15/19	300	302
5.88%, 12/16/36	250	305
Interpublic Group of Cos. Inc., 4.20%, 04/15/24	250	248
Johnson Controls Inc., 3.75%, 12/01/21	250	252
Kohl's Corp.
4.00%, 11/01/21 (e)	300	308
4.25%, 07/17/25 (e)	500	488
Lowe's Cos. Inc.
4.63%, 04/15/20	100	108
5.50%, 10/15/35	150	175
5.80%, 04/15/40	300	359
4.38%, 09/15/45	150	154
Macy's Retail Holdings Inc.
6.65%, 07/15/24	200	225
6.90%, 04/01/29	250	282
Marriott International Inc., 3.13%, 10/15/21	300	300
Mattel Inc., 2.35%, 05/06/19 (e)	200	198
McDonald's Corp.
5.35%, 03/01/18	300	321
2.75%, 12/09/20	230	230
3.70%, 01/30/26	175	175
6.30%, 03/01/38	200	233
4.88%, 12/09/45	165	166
NBCUniversal Media LLC
5.15%, 04/30/20	200	223
6.40%, 04/30/40	250	312
NIKE Inc, 2.25%, 05/01/23	200	195
Nordstrom Inc., 4.00%, 10/15/21	225	238
Scripps Networks Interactive Inc.
2.80%, 06/15/20	250	244
3.50%, 06/15/22	250	241
Staples Inc., 4.38%, 01/12/23 (l)	100	96
Starbucks Corp., 2.70%, 06/15/22	225	225
Target Corp.
2.30%, 06/26/19	200	202
6.50%, 10/15/37	500	645
Thomson Reuters Corp.
6.50%, 07/15/18	200	221
3.95%, 09/30/21	200	207
Time Warner Cable Inc.
5.85%, 05/01/17	150	157
8.75%, 02/14/19	169	196
7.30%, 07/01/38	300	325
6.75%, 06/15/39	300	301
Time Warner Inc.
3.40%, 06/15/22 (e)	500	498
7.63%, 04/15/31	200	247
6.10%, 07/15/40	200	216
TJX Cos. Inc., 2.75%, 06/15/21	200	203
University of Notre Dame du Lac, 3.44%, 02/15/45	250	233
University of Southern California, 5.25%, 10/01/11	20	23
Viacom Inc.
3.88%, 04/01/24	250	234
7.88%, 07/30/30	125	159
4.38%, 03/15/43	300	220
Walt Disney Co.
1.10%, 12/01/17	350	349
2.75%, 08/16/21	300	305

	Shares/Par †	Value
7.00%, 03/01/32	50	69
Wyndham Worldwide Corp., 3.90%, 03/01/23	500	487

		21,358

CONSUMER STAPLES - 1.8%
Altria Group Inc.
2.85%, 08/09/22	500	487
9.95%, 11/10/38 (l)	33	53
4.50%, 05/02/43	200	190
Anheuser-Busch Cos. Inc., 6.45%, 09/01/37	500	592
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	200	199
4.38%, 02/15/21	200	217
2.50%, 07/15/22	300	289
Campbell Soup Co., 4.25%, 04/15/21	300	320
Clorox Co., 3.80%, 11/15/21	250	260
Coca-Cola Co., 3.15%, 11/15/20	300	314
Coca-Cola Femsa SAB de CV, 3.88%, 11/26/23	200	201
ConAgra Foods Inc.
7.00%, 04/15/19	235	264
3.25%, 09/15/22	300	290
CVS Caremark Corp.
5.75%, 06/01/17	151	160
4.13%, 05/15/21 (e)	400	423
CVS Health Corp.
2.80%, 07/20/20	280	281
3.50%, 07/20/22	500	509
5.13%, 07/20/45	200	211
Diageo Capital Plc
1.13%, 04/29/18	750	738
4.83%, 07/15/20	100	109
Diageo Investment Corp., 8.00%, 09/15/22	100	127
General Mills Inc., 3.65%, 02/15/24	303	311
HJ Heinz Co.
2.80%, 07/02/20 (r)	210	209
5.20%, 07/15/45 (r)	80	83
HJ Heinz Finance Co., 6.75%, 03/15/32	500	578
JM Smucker Co.
1.75%, 03/15/18	250	249
3.50%, 03/15/25	300	299
Kellogg Co.
4.15%, 11/15/19	140	148
4.00%, 12/15/20	127	134
Kimberly-Clark Corp.
7.50%, 11/01/18	250	290
1.90%, 05/22/19	200	199
Kraft Foods Group Inc.
6.13%, 08/23/18	221	243
5.00%, 06/04/42	200	201
Kroger Co.
6.40%, 08/15/17	200	215
6.15%, 01/15/20	200	226
7.50%, 04/01/31	150	191
Mead Johnson Nutrition Co., 4.60%, 06/01/44	200	185
Mondelez International Inc.
2.25%, 02/01/19	200	200
6.50%, 02/09/40	243	297
Pepsi Bottling Group Inc., 7.00%, 03/01/29	575	766
PepsiCo Inc.
7.90%, 11/01/18	300	352
3.10%, 07/17/22	500	513
4.45%, 04/14/46	180	186
Philip Morris International Inc.
1.13%, 08/21/17	500	499
2.90%, 11/15/21	300	304
4.38%, 11/15/41	300	298

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Procter & Gamble Co.
2.30%, 02/06/22	500	500
6.45%, 01/15/26	500	631
5.55%, 03/05/37	100	121
Reynolds American Inc.
8.13%, 06/23/19 (l)	250	294
4.85%, 09/15/23	150	160
5.70%, 08/15/35	100	110
5.85%, 08/15/45	210	233
Tyson Foods Inc., 5.15%, 08/15/44	200	209
Unilever Capital Corp., 4.80%, 02/15/19	500	544
Wal-Mart Stores Inc.
4.13%, 02/01/19	300	321
4.25%, 04/15/21	400	441
5.25%, 09/01/35	500	570
6.20%, 04/15/38	300	376
4.88%, 07/08/40	300	322
4.30%, 04/22/44	150	153
Walgreens Boots Alliance Inc.
1.75%, 11/17/17	200	200
3.80%, 11/18/24	200	194
4.50%, 11/18/34	200	183

		18,972

ENERGY - 2.8%
Access Midstream Partners LP, 4.88%, 05/15/23	250	203
Anadarko Petroleum Corp., 6.45%, 09/15/36	250	241
Apache Corp.
3.63%, 02/01/21 (e)	400	395
4.75%, 04/15/43	200	172
Baker Hughes Inc., 5.13%, 09/15/40	200	198
Boardwalk Pipelines LP, 3.38%, 02/01/23	200	161
BP Capital Markets Plc
1.85%, 05/05/17	400	402
2.32%, 02/13/20	250	246
3.06%, 03/17/22	200	196
3.81%, 02/10/24	500	500
Burlington Resources Finance Co., 7.20%, 08/15/31	100	114
Cameron International Corp., 5.13%, 12/15/43	175	172
Canadian Natural Resources Ltd.
5.85%, 02/01/35	150	133
6.25%, 03/15/38	300	273
Cenovus Energy Inc.
5.70%, 10/15/19	200	210
4.45%, 09/15/42	250	182
CenterPoint Energy Resources Corp.
4.50%, 01/15/21	43	45
6.63%, 11/01/37	200	238
Chevron Corp.
1.72%, 06/24/18	300	299
1.79%, 11/16/18	415	411
3.19%, 06/24/23	500	503
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	300	281
4.25%, 05/09/43	300	275
Columbia Pipeline Group Inc., 5.80%, 06/01/45 (r)	100	88
Conoco Funding Co., 7.25%, 10/15/31	75	86
ConocoPhillips Co.
6.65%, 07/15/18	75	83
6.00%, 01/15/20	650	724
ConocoPhillips Holding Co., 6.95%, 04/15/29	200	229
Continental Resources Inc., 4.50%, 04/15/23	350	252
Devon Energy Corp., 4.00%, 07/15/21	750	687
Devon Financing Corp. ULC, 7.88%, 09/30/31	100	103

	Shares/Par †	Value
Ecopetrol SA
4.25%, 09/18/18 (e)	500	497
4.13%, 01/16/25	250	200
Enable Midstream Partners LP, 3.90%, 05/15/24	200	153
Enbridge Energy Partners LP, 7.50%, 04/15/38	200	191
Encana Corp.
3.90%, 11/15/21 (e)	400	330
6.50%, 08/15/34	100	81
Energy Transfer Partners LP
9.70%, 03/15/19	222	245
7.50%, 07/01/38	200	185
6.50%, 02/01/42	150	122
Enterprise Products Operating LLC
5.25%, 01/31/20	300	316
3.70%, 02/15/26	350	314
6.88%, 03/01/33	25	26
6.45%, 09/01/40	100	95
4.45%, 02/15/43	300	229
4.95%, 10/15/54	300	235
EOG Resources Inc.
2.63%, 03/15/23	200	190
3.15%, 04/01/25	200	189
Exxon Mobil Corp., 0.92%, 03/15/17	500	499
Halliburton Co.
2.70%, 11/15/20	230	227
3.80%, 11/15/25	150	146
7.45%, 09/15/39	250	319
5.00%, 11/15/45	120	119
Hess Corp.
7.30%, 08/15/31	35	35
5.60%, 02/15/41	400	337
Kerr-McGee Corp., 6.95%, 07/01/24	230	247
Kinder Morgan Energy Partners LP
9.00%, 02/01/19	500	538
3.50%, 09/01/23	300	249
5.00%, 03/01/43	300	222
5.40%, 09/01/44	250	189
Kinder Morgan Inc., 2.00%, 12/01/17	300	289
Magellan Midstream Partners LP
4.25%, 02/01/21	300	300
3.20%, 03/15/25	500	437
Marathon Oil Corp., 5.90%, 03/15/18	300	303
Marathon Petroleum Corp., 3.63%, 09/15/24	200	186
Nabors Industries Inc., 6.15%, 02/15/18	300	304
National Oilwell Varco Inc., 2.60%, 12/01/22	750	656
Nexen Inc., 5.88%, 03/10/35	50	54
Noble Energy Inc., 3.90%, 11/15/24	750	668
Noble Holding International Ltd., 2.50%, 03/15/17 (e)	400	377
Occidental Petroleum Corp., 4.63%, 06/15/45	100	97
ONEOK Partners LP
3.38%, 10/01/22	250	203
6.65%, 10/01/36	150	124
Pemex Project Funding Master Trust, 6.63%, 06/15/35 (e)	150	134
Petro-Canada, 7.00%, 11/15/28	75	91
Petroleos Mexicanos
6.00%, 03/05/20	500	519
5.50%, 01/21/21	700	706
5.50%, 06/27/44 (r)	250	188
5.50%, 06/27/44	250	188
5.63%, 01/23/46 (r)	350	268
Phillips 66, 4.65%, 11/15/34	250	234
Phillips 66 Partners LP, 2.65%, 02/15/20	200	189
Pioneer Natural Resources Co., 3.95%, 07/15/22	200	183

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Plains All American Pipeline LP
6.50%, 05/01/18	100	103
6.70%, 05/15/36	100	89
4.30%, 01/31/43	200	132
Pride International Inc., 6.88%, 08/15/20 (e)	400	372
Regency Energy Partners LP, 6.50%, 07/15/21	350	352
Rowan Cos. Inc., 4.88%, 06/01/22	200	147
Shell International Finance BV
5.20%, 03/22/17	250	262
2.00%, 11/15/18	400	401
4.38%, 03/25/20	300	322
6.38%, 12/15/38	200	236
Southern Natural Gas Co., 5.90%, 04/01/17 (e) (k) (r)	250	254
Southwestern Energy Co., 4.95%, 01/23/25 (e) (l)	250	158
Spectra Energy Capital LLC, 8.00%, 10/01/19	250	284
Statoil ASA
1.15%, 05/15/18	500	492
3.15%, 01/23/22	200	200
3.70%, 03/01/24 (e)	200	203
3.95%, 05/15/43	300	271
Suncor Energy Inc., 6.50%, 06/15/38	300	321
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23	300	253
Total Capital Canada Ltd., 2.75%, 07/15/23	300	288
Total Capital International SA
1.00%, 01/10/17	145	145
2.10%, 06/19/19	750	745
TransCanada Pipelines Ltd.
6.50%, 08/15/18	200	218
3.80%, 10/01/20	400	408
6.20%, 10/15/37	100	105
5.00%, 10/16/43	150	138
Valero Energy Corp., 9.38%, 03/15/19	250	295
Western Gas Partners LP, 2.60%, 08/15/18	250	242
Williams Cos. Inc., 8.75%, 03/15/32 (k)	116	87
Williams Partners LP
5.25%, 03/15/20	300	279
4.00%, 09/15/25	350	262
6.30%, 04/15/40	200	153

		29,742

FINANCIALS - 8.5%
Abbey National Treasury Services Plc
3.05%, 08/23/18	400	411
2.00%, 08/24/18	500	499
ACE INA Holdings Inc.
2.70%, 03/13/23	500	489
4.35%, 11/03/45	500	508
Aflac Inc., 3.63%, 06/15/23	200	207
Agricultural Bank of China Ltd., 2.75%, 05/21/20	350	349
Alexandria Real Estate Equities Inc., 4.50%, 07/30/29	250	245
American Express Co.
6.15%, 08/28/17	450	482
7.00%, 03/19/18	480	532
American Express Credit Corp., 2.25%, 08/15/19	300	300
American International Group Inc.
4.88%, 06/01/22	200	216
4.13%, 02/15/24	150	154
4.50%, 07/16/44	150	139
4.80%, 07/10/45	290	280
4.38%, 01/15/55	250	215
American Tower Corp.
2.80%, 06/01/20	350	346

	Shares/Par †	Value
3.50%, 01/31/23	500	489
Anheuser-Busch InBev Finance Inc., 1.25%, 01/17/18	300	297
Aon Plc, 4.45%, 05/24/43	300	281
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	150	152
Associated Banc-Corp., 4.25%, 01/15/25	200	200
Assurant Inc., 6.75%, 02/15/34	100	116
Australia & New Zealand Banking Group Ltd.
1.25%, 01/10/17	300	300
1.25%, 06/13/17	300	299
AvalonBay Communities Inc.
3.63%, 10/01/20	200	208
2.85%, 03/15/23	200	193
AXA SA, 8.60%, 12/15/30	100	134
Bank of America Corp.
1.70%, 08/25/17	450	449
5.65%, 05/01/18	500	538
2.60%, 01/15/19	400	401
5.49%, 03/15/19	200	216
2.25%, 04/21/20	120	117
5.00%, 05/13/21	400	437
4.00%, 04/01/24	200	205
4.20%, 08/26/24	750	751
4.00%, 01/22/25	250	245
4.88%, 04/01/44	500	516
Bank of America NA, 6.00%, 10/15/36	250	297
Bank of Montreal
2.50%, 01/11/17 (e)	500	506
1.40%, 04/10/18	500	495
Bank of Nova Scotia, 1.30%, 07/21/17	500	498
Bank One Corp., 8.00%, 04/29/27	200	258
Barclays Bank Plc, 5.13%, 01/08/20	500	550
Barclays Plc
3.65%, 03/16/25	400	384
5.25%, 08/17/45	250	252
BB&T Corp., 1.60%, 08/15/17	500	501
Berkshire Hathaway Finance Corp.
1.60%, 05/15/17	300	302
4.25%, 01/15/21 (e)	300	327
4.30%, 05/15/43 (e)	200	196
BioMed Realty LP, 2.63%, 05/01/19	200	194
BlackRock Inc., 3.38%, 06/01/22	200	207
BNP Paribas SA
2.70%, 08/20/18	500	507
2.38%, 05/21/20	350	347
5.00%, 01/15/21	400	442
4.25%, 10/15/24	500	496
Boston Properties LP, 3.80%, 02/01/24	250	254
BPCE SA
1.61%, 07/25/17	200	199
4.00%, 04/15/24 (e)	200	205
Brandywine Operating Partnership LP, 3.95%, 02/15/23	250	243
Brookfield Asset Management Inc., 4.00%, 01/15/25	250	244
Capital One Bank USA NA, 2.30%, 06/05/19	500	494
Capital One Financial Corp., 3.50%, 06/15/23	550	547
Caterpillar Financial Services Corp.
1.63%, 06/01/17	400	401
7.15%, 02/15/19	200	229
CBL & Associates LP, 5.25%, 12/01/23	200	191
CBRE Services Inc., 5.00%, 03/15/23	100	101
Charles Schwab Corp., 2.20%, 07/25/18	250	251
Cincinnati Financial Corp., 6.13%, 11/01/34	100	113
Citigroup Inc.
1.55%, 08/14/17	350	349
1.70%, 04/27/18	500	495
2.40%, 02/18/20	350	346

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
4.50%, 01/14/22	500	536
4.05%, 07/30/22	400	409
5.50%, 09/13/25	300	326
5.88%, 01/30/42	489	561
Citizens Bank NA, 2.45%, 12/04/19	500	492
CME Group Inc., 3.00%, 03/15/25	200	196
CNA Financial Corp., 5.75%, 08/15/21	200	224
Comerica Inc., 2.13%, 05/23/19	150	149
Commonwealth Bank of Australia, 1.40%, 09/08/17	300	299
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 01/19/17	250	256
2.25%, 01/14/19	500	502
4.50%, 01/11/21	500	544
5.25%, 08/04/45	250	262
Council Of Europe Development Bank, 1.50%, 02/22/17	500	503
Credit Suisse, 3.63%, 09/09/24	500	504
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20 (r)	1,000	991
4.88%, 05/15/45 (r)	250	247
DDR Corp., 4.63%, 07/15/22	300	310
Deutsche Bank AG
6.00%, 09/01/17	500	530
1.88%, 02/13/18	250	248
Discover Bank
7.00%, 04/15/20	300	342
4.25%, 03/13/26	200	201
Duke Realty LP, 3.88%, 10/15/22	200	201
EPR Properties, 4.50%, 04/01/25	200	190
ERP Operating LP
5.75%, 06/15/17	150	159
2.38%, 07/01/19	300	301
Essex Portfolio LP, 3.88%, 05/01/24	200	200
European Bank for Reconstruction & Development
1.00%, 02/16/17	200	200
1.75%, 06/14/19	500	503
Export-Import Bank of Korea
4.00%, 01/11/17	300	306
2.38%, 08/12/19	200	200
2.25%, 01/21/20	350	345
Federal Realty Investment Trust, 4.50%, 12/01/44	100	101
Fifth Third Bancorp, 8.25%, 03/01/38	300	417
First Republic Bank, 2.38%, 06/17/19	300	299
Ford Motor Credit Co. LLC
4.25%, 02/03/17	300	307
5.00%, 05/15/18	300	314
2.24%, 06/15/18	430	426
FS Investment Corp., 4.00%, 07/15/19	250	248
General Electric Capital Corp.
1.25%, 05/15/17	500	500
5.50%, 01/08/20	700	785
2.20%, 01/09/20	250	251
4.38%, 09/16/20	550	597
3.45%, 05/15/24 (e)	350	362
6.88%, 01/10/39	600	818
6.37%, 11/15/67 (i)	300	313
General Motors Financial Co. Inc.
2.63%, 07/10/17	200	201
2.40%, 04/10/18	220	219
4.38%, 09/25/21	380	386
4.00%, 01/15/25	200	190
Goldman Sachs Group Inc.
6.25%, 09/01/17	500	535
5.95%, 01/18/18	300	323

	Shares/Par †	Value
6.15%, 04/01/18	300	326
2.55%, 10/23/19	250	250
5.38%, 03/15/20	400	439
2.60%, 04/23/20	250	249
2.75%, 09/15/20	75	75
5.25%, 07/27/21	500	553
4.25%, 10/21/25	500	496
6.75%, 10/01/37	650	759
4.75%, 10/21/45	480	477
Hartford Financial Services Group Inc.
5.38%, 03/15/17	200	209
6.10%, 10/01/41	75	87
HCP Inc.
6.00%, 01/30/17	150	156
5.38%, 02/01/21	300	327
Health Care REIT Inc., 6.13%, 04/15/20	400	448
Hospitality Properties Trust, 5.63%, 03/15/17	250	259
HSBC Finance Corp., 6.68%, 01/15/21	300	344
HSBC Holdings Plc
5.10%, 04/05/21 (e)	250	278
4.25%, 03/14/24	150	151
7.63%, 05/17/32	650	824
6.10%, 01/14/42	300	380
HSBC USA Inc., 1.50%, 11/13/17	250	249
Huntington National Bank, 2.20%, 11/06/18	400	399
Intercontinental Exchange Group Inc., 4.00%, 10/15/23	300	309
Intesa Sanpaolo SpA, 3.88%, 01/15/19	300	309
Jefferies Group Inc., 5.13%, 04/13/18	250	260
John Deere Capital Corp.
1.20%, 10/10/17	250	249
1.35%, 01/16/18	300	299
2.05%, 03/10/20	200	198
JPMorgan Chase & Co.
1.35%, 02/15/17	500	499
6.00%, 01/15/18	750	810
1.70%, 03/01/18	750	746
6.30%, 04/23/19	500	561
4.40%, 07/22/20	600	641
3.20%, 01/25/23	500	499
3.63%, 05/13/24	250	254
3.13%, 01/23/25	305	297
5.60%, 07/15/41	500	577
JPMorgan Chase Bank NA, 6.00%, 10/01/17	500	535
KeyCorp, 2.30%, 12/13/18	400	401
Korea Development Bank, 3.38%, 09/16/25	500	509
Korea Finance Corp., 2.88%, 08/22/18	250	254
Landwirtschaftliche Rentenbank, 5.13%, 02/01/17	500	522
Liberty Property LP, 3.75%, 04/01/25	200	193
Lincoln National Corp., 4.00%, 09/01/23	500	512
Lloyds Bank Plc
1.75%, 03/16/18	200	199
1.75%, 05/14/18	400	399
6.38%, 01/21/21	200	235
Manufacturers & Traders Trust Co., 2.10%, 02/06/20	350	344
Markel Corp., 5.00%, 03/30/43	150	149
Marsh & McLennan Cos. Inc., 2.35%, 09/10/19	250	249
McGraw-Hill Financial Inc.
4.40%, 02/15/26	90	92
6.55%, 11/15/37	500	567
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	550	607
MetLife Inc.
7.72%, 02/15/19	500	581
3.60%, 04/10/24	250	257
5.70%, 06/15/35	100	116
6.40%, 12/15/36	100	109

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
5.88%, 02/06/41	300	352
Mid-America Apartments LP, 4.30%, 10/15/23	200	205
Moody's Corp., 2.75%, 07/15/19	350	353
Morgan Stanley
6.63%, 04/01/18	500	548
2.13%, 04/25/18	500	501
2.80%, 06/16/20 (e)	200	201
5.75%, 01/25/21	400	449
3.75%, 02/25/23	300	307
3.70%, 10/23/24	100	100
4.00%, 07/23/25	750	773
6.25%, 08/09/26	200	234
4.35%, 09/08/26	650	653
6.38%, 07/24/42	300	371
National Rural Utilities Cooperative Finance Corp.
10.38%, 11/01/18	200	244
2.00%, 01/27/20	250	246
Nomura Holdings Inc, 6.70%, 03/04/20	400	461
Northern Trust Corp., 3.95%, 10/30/25	250	262
Oesterreichische Kontrollbank AG, 1.38%, 02/10/20	250	245
Omega Healthcare Investors Inc., 4.95%, 04/01/24	250	253
PartnerRe Finance B LLC, 5.50%, 06/01/20	90	99
PNC Bank NA, 4.20%, 11/01/25	300	318
PNC Financial Services Group Inc., 2.60%, 07/21/20	650	650
PNC Funding Corp., 6.70%, 06/10/19	500	572
Progressive Corp., 4.35%, 04/25/44	200	202
Prudential Financial Inc.
3.50%, 05/15/24	500	502
5.75%, 07/15/33	150	170
5.40%, 06/13/35	100	109
4.60%, 05/15/44	150	149
Realty Income Corp., 4.13%, 10/15/26	250	251
Royal Bank of Canada
1.25%, 06/16/17	300	300
2.00%, 12/10/18	350	350
2.15%, 03/15/19 (e)	250	251
Royal Bank of Scotland Plc, 6.40%, 10/21/19	200	222
Shell International Finance BV
3.25%, 05/11/25	230	225
4.13%, 05/11/35	110	105
4.38%, 05/11/45	260	245
Simon Property Group LP
3.38%, 03/15/22	400	412
6.75%, 02/01/40	100	132
State Street Corp.
2.55%, 08/18/20	500	506
3.10%, 05/15/23	500	494
Sumitomo Mitsui Banking Corp.
1.75%, 01/16/18	250	249
3.40%, 07/11/24	500	496
SunTrust Bank, 1.35%, 02/15/17	500	499
SunTrust Banks Inc., 2.35%, 11/01/18	500	503
Svensk Exportkredit AB, 1.88%, 06/17/19	250	250
Svenska Handelsbanken AB, 2.25%, 06/17/19	300	300
Synchrony Financial
2.60%, 01/15/19	350	349
4.25%, 08/15/24	250	247
TD Ameritrade Holding Corp., 2.95%, 04/01/22	200	198
Toronto-Dominion Bank
1.63%, 03/13/18	500	499
2.50%, 12/14/20	350	350
Toyota Motor Credit Corp.
1.13%, 05/16/17	250	250
2.13%, 07/18/19	200	200
4.25%, 01/11/21	400	432

	Shares/Par †	Value
Travelers Property Casualty Corp., 6.38%, 03/15/33	200	245
Trinity Acquisition Plc, 4.63%, 08/15/23	350	359
U.S. Bancorp
4.13%, 05/24/21	400	432
2.95%, 07/15/22	400	398
U.S. Bank NA, 1.10%, 01/30/17	200	200
UBS AG, 1.38%, 06/01/17	510	508
Ventas Realty LP
4.00%, 04/30/19	250	260
3.50%, 02/01/25	250	239
Wachovia Bank NA, 6.00%, 11/15/17	250	270
Weingarten Realty Investors, 3.38%, 10/15/22	100	98
Wells Fargo & Co.
1.50%, 01/16/18	500	498
2.55%, 12/07/20	500	497
4.60%, 04/01/21	500	545
3.50%, 03/08/22	500	515
3.00%, 02/19/25	140	136
4.10%, 06/03/26	200	202
5.38%, 02/07/35	250	286
5.61%, 01/15/44	750	833
4.90%, 11/17/45	250	252
Westpac Banking Corp.
1.20%, 05/19/17	250	249
1.50%, 12/01/17	200	199
4.88%, 11/19/19	400	436
Weyerhaeuser Co., 7.38%, 03/15/32	200	238
XLIT Ltd., 6.38%, 11/15/24	200	233

		89,211

HEALTH CARE - 2.6%
Abbott Laboratories
2.95%, 03/15/25	250	247
6.00%, 04/01/39	270	329
AbbVie Inc.
2.00%, 11/06/18	400	398
2.90%, 11/06/22	400	387
3.60%, 05/14/25	140	138
4.50%, 05/14/35	180	176
4.70%, 05/14/45	260	254
Actavis Funding SCS, 2.45%, 06/15/19	300	297
Aetna Inc.
1.50%, 11/15/17	200	199
3.50%, 11/15/24	200	200
6.63%, 06/15/36	150	180
4.13%, 11/15/42	200	187
Agilent Technologies Inc., 5.00%, 07/15/20	200	215
AmerisourceBergen Corp., 1.15%, 05/15/17	250	248
Amgen Inc.
1.25%, 05/22/17	250	249
5.85%, 06/01/17	300	317
3.63%, 05/22/24	250	250
5.15%, 11/15/41	400	406
Anthem Inc., 3.50%, 08/15/24	500	488
AstraZeneca Plc
5.90%, 09/15/17	250	268
2.38%, 11/16/20	145	144
3.38%, 11/16/25	115	114
6.45%, 09/15/37	250	316
4.38%, 11/16/45	85	85
Baxalta Inc., 4.00%, 06/23/25 (r)	250	248
Baxter International Inc., 4.25%, 03/15/20	200	210
Becton Dickinson and Co.
1.80%, 12/15/17	350	349
3.25%, 11/12/20	850	862
Biogen Inc.
2.90%, 09/15/20	160	160

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
4.05%, 09/15/25	140	141
Boston Scientific Corp.
2.85%, 05/15/20	350	348
3.85%, 05/15/25	200	197
Bristol-Myers Squibb Co., 2.00%, 08/01/22	300	291
Cardinal Health Inc.
1.70%, 03/15/18	400	399
3.75%, 09/15/25	100	102
Celgene Corp.
3.95%, 10/15/20	300	315
3.88%, 08/15/25	220	219
4.63%, 05/15/44	250	236
Cigna Corp., 4.00%, 02/15/22	500	517
Covidien International Finance SA, 6.00%, 10/15/17	300	323
Dignity Health, 3.81%, 11/01/24	300	305
Eli Lilly & Co.
5.20%, 03/15/17	100	105
5.55%, 03/15/37	100	119
Express Scripts Holding Co., 3.50%, 06/15/24	300	296
Gilead Sciences Inc.
2.55%, 09/01/20	240	240
4.40%, 12/01/21	200	216
3.65%, 03/01/26	750	757
4.80%, 04/01/44	400	401
GlaxoSmithKline Capital Inc.
5.65%, 05/15/18	200	218
2.80%, 03/18/23	500	499
Howard Hughes Medical Institute, 3.50%, 09/01/23	250	260
Humana Inc., 4.95%, 10/01/44	200	199
Johnson & Johnson
5.95%, 08/15/37	250	323
4.50%, 12/05/43	100	109
Laboratory Corp. of America Holdings, 2.20%, 08/23/17	250	251
McKesson Corp.
5.70%, 03/01/17	100	105
2.85%, 03/15/23	500	480
4.88%, 03/15/44	60	60
Medco Health Solutions Inc., 7.13%, 03/15/18 (l)	200	221
Medtronic Inc.
4.45%, 03/15/20	400	431
3.50%, 03/15/25	210	212
4.38%, 03/15/35	500	505
4.63%, 03/15/45	350	361
Memorial Sloan-Kettering Cancer Center, 4.20%, 07/01/55	250	241
Merck & Co. Inc.
2.35%, 02/10/22	250	245
2.40%, 09/15/22	400	392
3.60%, 09/15/42	200	182
3.70%, 02/10/45	250	232
Mylan Inc., 4.20%, 11/29/23	400	392
Novartis Capital Corp., 4.40%, 05/06/44	200	209
Novartis Securities Investment Ltd., 5.13%, 02/10/19	500	547
Pfizer Inc.
6.20%, 03/15/19	500	563
5.20%, 08/12/20	90	101
4.40%, 05/15/44	250	254
Pharmacia Corp., 6.60%, 12/01/28 (k)	50	64
Quest Diagnostics Inc.
4.70%, 04/01/21	200	212
3.50%, 03/30/25	300	290
St. Jude Medical Inc., 4.75%, 04/15/43	200	195
Stryker Corp., 4.10%, 04/01/43	200	189

	Shares/Par †	Value
Teva Pharmaceutical Finance LLC
2.25%, 03/18/20	200	194
6.15%, 02/01/36	8	9
Thermo Fisher Scientific Inc., 5.30%, 02/01/44	200	213
Trinity Health Corp., 4.13%, 12/01/45 (e)	250	237
UnitedHealth Group Inc.
1.40%, 10/15/17	750	749
6.00%, 02/15/18	150	163
4.70%, 02/15/21	400	438
3.75%, 07/15/25	140	144
5.80%, 03/15/36	150	177
4.75%, 07/15/45	110	116
Watson Pharmaceuticals Inc.
3.25%, 10/01/22	500	492
4.63%, 10/01/42	500	475
WellPoint Inc.
3.30%, 01/15/23	300	292
4.65%, 01/15/43	200	190
Wyeth LLC, 5.95%, 04/01/37	250	297
Zimmer Holdings Inc.
3.15%, 04/01/22	200	197
3.55%, 04/01/25	200	194
Zoetis Inc., 1.88%, 02/01/18	300	296

		26,863

INDUSTRIALS - 1.6%
3M Co.
2.00%, 06/26/22	250	243
5.70%, 03/15/37	150	185
Air Lease Corp, 3.38%, 01/15/19 (e)	400	402
Boeing Co., 4.88%, 02/15/20	500	557
Burlington Northern Santa Fe LLC
3.05%, 09/01/22	500	500
6.15%, 05/01/37	100	117
5.75%, 05/01/40	400	448
Canadian National Railway Co., 5.55%, 03/01/19	200	219
Canadian Pacific Railway Co.
3.70%, 02/01/26	90	89
6.13%, 09/15/15	90	91
Caterpillar Inc.
3.90%, 05/27/21	300	319
4.30%, 05/15/44 (e)	300	289
CSX Corp.
7.38%, 02/01/19	300	343
3.70%, 11/01/23	200	205
5.50%, 04/15/41	205	226
3.95%, 05/01/50	300	254
Deere & Co., 3.90%, 06/09/42	750	716
Dover Corp., 5.38%, 03/01/41	150	171
Eaton Corp.
1.50%, 11/02/17	300	298
4.15%, 11/02/42	100	92
Emerson Electric Co.
2.63%, 12/01/21	350	348
2.63%, 02/15/23	360	353
FedEx Corp., 3.88%, 08/01/42	200	173
GATX Corp., 4.75%, 06/15/22	350	367
General Electric Co., 2.70%, 10/09/22	250	249
Honeywell International Inc., 5.38%, 03/01/41	300	356
Ingersoll-Rand Global Holding Co. Ltd., 6.88%, 08/15/18	200	221
Koninklijke Philips Electronics NV, 5.75%, 03/11/18	350	375
L-3 Communications Corp., 4.95%, 02/15/21	500	515
Latam Airlines Pass-Through Trust, 4.20%, 11/15/27 (r)	350	328

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Lockheed Martin Corp.
2.50%, 11/23/20	225	224
3.55%, 01/15/26	200	201
4.50%, 05/15/36	105	106
4.07%, 12/15/42	243	225
4.70%, 05/15/46	95	98
Massachusetts Institute of Technology, 4.68%, 07/01/14	250	258
Norfolk Southern Corp.
5.90%, 06/15/19	300	334
2.90%, 02/15/23	79	76
3.85%, 01/15/24	200	204
4.84%, 10/01/41	224	218
Northrop Grumman Corp.
4.75%, 06/01/43	155	160
3.85%, 04/15/45	250	225
Northrop Grumman Systems Corp., 5.05%, 08/01/19	210	228
Pitney Bowes Inc., 5.75%, 09/15/17	76	80
Precision Castparts Corp.
2.50%, 01/15/23	300	290
4.20%, 06/15/35	150	149
Raytheon Co., 3.13%, 10/15/20	500	518
Republic Services Inc., 6.20%, 03/01/40	300	351
Roper Industries Inc., 1.85%, 11/15/17	300	298
Ryder System Inc., 2.50%, 05/11/20	350	341
Stanley Black & Decker Inc., 3.40%, 12/01/21	150	153
Union Pacific Corp.
2.25%, 06/19/20	100	100
4.82%, 02/01/44	332	361
United Parcel Service Inc., 6.20%, 01/15/38	350	449
United Technologies Corp.
1.80%, 06/01/17	300	302
6.70%, 08/01/28	50	63
5.70%, 04/15/40	500	586
Waste Management Inc.
6.10%, 03/15/18	200	218
2.90%, 09/15/22	200	196
WW Grainger Inc., 4.60%, 06/15/45	200	209

		16,270

INFORMATION TECHNOLOGY - 1.9%
Alibaba Group Holding Ltd.
3.13%, 11/28/21	210	204
4.50%, 11/28/34 (e)	300	287
Apple Inc.
1.05%, 05/05/17	250	250
0.90%, 05/12/17	200	199
2.85%, 05/06/21	300	307
2.40%, 05/03/23	650	634
3.45%, 05/06/24	400	414
4.38%, 05/13/45	400	404
Autodesk Inc., 4.38%, 06/15/25	500	491
Baidu Inc., 2.75%, 06/09/19	400	396
CA Inc., 4.50%, 08/15/23	400	405
Cisco Systems Inc.
1.65%, 06/15/18	100	100
4.45%, 01/15/20	300	327
2.90%, 03/04/21	500	514
3.00%, 06/15/22	100	102
3.50%, 06/15/25 (e)	100	103
5.90%, 02/15/39	250	305
Computer Sciences Corp., 4.45%, 09/15/22	300	308
Corning Inc., 5.75%, 08/15/40	95	102
eBay Inc., 1.35%, 07/15/17	200	198
EMC Corp., 1.88%, 06/01/18	500	467
Fidelity National Information Services Inc.
3.50%, 04/15/23	200	191

	Shares/Par †	Value
5.00%, 10/15/25	70	72
Harris Corp.
4.40%, 12/15/20	250	261
3.83%, 04/28/25	250	246
5.05%, 04/27/45	250	245
Hewlett Packard Enterprise Co.
2.85%, 10/05/18 (r)	280	280
3.60%, 10/15/20 (r)	270	271
4.90%, 10/15/25 (r)	180	177
6.35%, 10/15/45 (r)	90	85
Hewlett-Packard Co.
4.30%, 06/01/21	200	198
4.05%, 09/15/22	300	286
Intel Corp.
2.70%, 12/15/22	200	198
3.70%, 07/29/25	500	517
4.25%, 12/15/42	400	386
International Business Machines Corp.
5.70%, 09/14/17	600	644
1.13%, 02/06/18	350	348
1.63%, 05/15/20	300	293
7.00%, 10/30/25	200	257
4.00%, 06/20/42 (e)	200	187
Jabil Circuit Inc., 4.70%, 09/15/22	300	291
Juniper Networks Inc., 4.35%, 06/15/25	200	196
Keysight Technologies Inc., 4.55%, 10/30/24	300	288
MasterCard Inc., 2.00%, 04/01/19	300	301
Microsoft Corp.
3.00%, 10/01/20	600	627
2.38%, 02/12/22	200	197
3.13%, 11/03/25	380	382
4.20%, 11/03/35	210	214
5.30%, 02/08/41	200	230
4.45%, 11/03/45	177	183
4.75%, 11/03/55	60	62
Motorola Solutions Inc., 3.50%, 09/01/21	300	282
Oracle Corp.
5.75%, 04/15/18	350	382
2.25%, 10/08/19	300	303
3.88%, 07/15/20	300	321
3.63%, 07/15/23	400	414
3.90%, 05/15/35	350	328
4.50%, 07/08/44	200	201
4.38%, 05/15/55	160	146
QUALCOMM Inc.
2.25%, 05/20/20	200	198
3.45%, 05/20/25	150	144
4.65%, 05/20/35	60	56
4.80%, 05/20/45	90	80
Seagate HDD Cayman, 5.75%, 12/01/34 (r)	250	175
Texas Instruments Inc., 1.65%, 08/03/19	200	198
Visa Inc.
2.20%, 12/14/20	315	315
3.15%, 12/14/25	305	306
4.15%, 12/14/35	115	116
4.30%, 12/14/45	205	208
Western Union Co., 5.25%, 04/01/20	200	216
Xerox Corp.
6.35%, 05/15/18	500	535
3.50%, 08/20/20	500	488

		20,042

MATERIALS - 0.9%
Airgas Inc., 2.38%, 02/15/20	250	247
Albemarle Corp., 5.45%, 12/01/44	150	145
Barrick Gold Corp.
6.95%, 04/01/19	87	89
5.95%, 10/15/39	300	205

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
BHP Billiton Finance USA Ltd.
1.63%, 02/24/17	500	499
5.40%, 03/29/17	200	208
4.13%, 02/24/42	250	197
CF Industries Inc, 3.45%, 06/01/23	250	233
Dow Chemical Co.
8.55%, 05/15/19 (l)	97	114
5.25%, 11/15/41	200	195
4.63%, 10/01/44	250	226
E. I. du Pont de Nemours & Co.
4.25%, 04/01/21 (e)	300	318
4.90%, 01/15/41	150	143
Eastman Chemical Co.
3.80%, 03/15/25	250	242
4.65%, 10/15/44	200	177
Ecolab Inc., 5.50%, 12/08/41	150	163
Freeport-McMoRan Copper & Gold Inc.
3.55%, 03/01/22 (e)	500	290
5.45%, 03/15/43	200	104
Goldcorp Inc., 3.63%, 06/09/21	300	282
International Paper Co., 8.70%, 06/15/38 (l)	150	193
LYB International Finance BV, 5.25%, 07/15/43	750	720
LyondellBasell Industries NV, 5.00%, 04/15/19	250	266
MeadWestvaco Corp., 7.38%, 09/01/19	250	285
Methanex Corp., 3.25%, 12/15/19	200	191
Monsanto Co., 3.60%, 07/15/42	300	217
Newmont Mining Corp.
3.50%, 03/15/22 (e)	500	446
5.88%, 04/01/35	50	41
Nucor Corp., 6.40%, 12/01/37	200	211
Packaging Corp. of America, 4.50%, 11/01/23	200	210
Plum Creek Timberlands LP, 4.70%, 03/15/21	200	213
Praxair Inc.
2.20%, 08/15/22	300	287
2.65%, 02/05/25	400	383
Rio Tinto Alcan Inc., 5.75%, 06/01/35	250	243
Rio Tinto Finance USA Ltd., 3.75%, 06/15/25	250	227
Rio Tinto Finance USA Plc
2.00%, 03/22/17	300	300
3.50%, 03/22/22	500	471
RPM International Inc., 6.13%, 10/15/19	200	219
Southern Copper Corp., 7.50%, 07/27/35	150	140
Vale Overseas Ltd.
6.25%, 01/23/17	150	150
6.88%, 11/21/36 (e)	400	280

		9,770

TELECOMMUNICATION SERVICES - 1.2%
America Movil SAB de CV
6.38%, 03/01/35	200	224
4.38%, 07/16/42	200	176
AT&T Inc.
2.30%, 03/11/19 (e)	500	500
2.45%, 06/30/20	150	148
3.00%, 06/30/22	150	146
3.40%, 05/15/25	200	192
4.50%, 05/15/35	100	92
6.50%, 09/01/37	500	558
4.35%, 06/15/45	500	430
4.75%, 05/15/46	200	183
British Telecommunications Plc, 9.63%, 12/15/30 (k)	250	365
Deutsche Telekom International Finance BV, 8.75%, 06/15/30 (k)	300	416
Embarq Corp., 8.00%, 06/01/36	200	206
France Telecom SA, 5.38%, 01/13/42	100	103
GTE Corp.
6.84%, 04/15/18	250	275

	Shares/Par †	Value
6.94%, 04/15/28	50	59
Orange SA, 2.75%, 02/06/19	250	254
Pacific Bell Telephone Co., 7.13%, 03/15/26	500	608
Qwest Corp., 7.25%, 09/15/25	110	117
Rogers Communications Inc., 6.80%, 08/15/18	500	558
Telefonica Emisiones SAU, 5.13%, 04/27/20	350	382
Telefonica Europe BV, 8.25%, 09/15/30	500	654
Verizon Communications Inc.
1.35%, 06/09/17	500	499
4.50%, 09/15/20	100	107
3.45%, 03/15/21	500	512
2.45%, 11/01/22 (e)	500	474
5.15%, 09/15/23	250	275
6.40%, 09/15/33	350	399
6.90%, 04/15/38	300	359
6.00%, 04/01/41	600	648
6.55%, 09/15/43	600	712
5.01%, 08/21/54	300	275
4.67%, 03/15/55	500	434
Verizon Florida LLC, 6.86%, 02/01/28 (e)	200	189
Vodafone Group Plc
1.50%, 02/19/18	400	396
7.88%, 02/15/30	200	244

		12,169

UTILITIES - 1.7%
Alabama Power Co.
2.80%, 04/01/25	350	338
6.00%, 03/01/39	250	297
Ameren Illinois Co., 3.25%, 03/01/25	250	252
Appalachian Power Co., 6.70%, 08/15/37	200	239
Arizona Public Service Co.
3.35%, 06/15/24	100	102
4.50%, 04/01/42	100	102
Atmos Energy Corp., 4.13%, 10/15/44	300	287
Cleveland Electric Illuminating Co., 5.95%, 12/15/36	250	261
Connecticut Light & Power Co., 5.50%, 02/01/19	360	395
Consolidated Edison Co. of New York Inc.
5.50%, 12/01/39	300	341
5.70%, 06/15/40	100	117
Consumers Energy Co., 3.13%, 08/31/24	250	250
Detroit Edison Co., 5.60%, 06/15/18	250	273
Dominion Gas Holdings LLC, 3.55%, 11/01/23	200	197
Dominion Resources Inc.
2.50%, 12/01/19	200	199
4.45%, 03/15/21	200	212
7.00%, 06/15/38	200	240
DTE Electric Co.
3.38%, 03/01/25	200	204
6.63%, 06/01/36	60	78
Duke Energy Carolinas LLC
7.00%, 11/15/18	100	114
5.30%, 02/15/40	300	344
Duke Energy Indiana Inc., 6.12%, 10/15/35	250	299
Entergy Arkansas Inc., 3.75%, 02/15/21	400	416
Exelon Corp.
2.85%, 06/15/20	320	318
3.95%, 06/15/25 (r)	150	150
4.95%, 06/15/35 (r)	250	251
Exelon Generation Co. LLC, 6.20%, 10/01/17	200	213
First Energy Solutions Corp., 6.80%, 08/15/39	200	189
Florida Power & Light Co., 5.13%, 06/01/41	200	228
Florida Power Corp., 4.55%, 04/01/20	300	324
Georgia Power Co., 4.25%, 12/01/19	300	320
Great Plains Energy Inc., 4.85%, 06/01/21	250	269
Hydro Quebec, 9.40%, 02/01/21	250	327

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Iberdrola International BV, 6.75%, 07/15/36	150	184
Interstate Power & Light Co., 3.25%, 12/01/24	300	302
Kentucky Utilities Co., 5.13%, 11/01/40	300	336
LG&E and KU Energy LLC, 3.75%, 11/15/20	300	310
MidAmerican Energy Co.
3.50%, 10/15/24	200	205
6.75%, 12/30/31	50	64
MidAmerican Energy Holdings Co., 6.50%, 09/15/37	500	609
NextEra Energy Capital Holdings Inc.
6.00%, 03/01/19	100	110
2.40%, 09/15/19	300	296
NiSource Finance Corp., 5.95%, 06/15/41	250	287
Northern States Power Co.
5.25%, 03/01/18	350	376
2.15%, 08/15/22	200	193
4.13%, 05/15/44	500	496
NorthWestern Corp., 4.18%, 11/15/44	150	147
Oncor Electric Delivery Co. LLC
7.00%, 09/01/22	150	180
5.25%, 09/30/40	200	206
Pacific Gas & Electric Co.
6.05%, 03/01/34	200	239
4.45%, 04/15/42	400	402
PacifiCorp
2.95%, 06/01/23	300	300
6.25%, 10/15/37	200	247
PECO Energy Co., 4.15%, 10/01/44	250	246
Piedmont Natural Gas Co. Inc., 4.10%, 09/18/34	250	243
Progress Energy Inc., 7.75%, 03/01/31	300	386
PSEG Power LLC, 8.63%, 04/15/31	75	93
Public Service Electric & Gas Co., 5.50%, 03/01/40	200	233
Puget Sound Energy Inc., 5.76%, 10/01/39	200	243
San Diego Gas & Electric Co., 5.35%, 05/15/40	200	234
Sempra Energy, 9.80%, 02/15/19	300	363
South Carolina Electric & Gas Co., 4.50%, 06/01/64	100	93
Southern California Edison Co.
6.00%, 01/15/34	75	90
4.05%, 03/15/42	200	195
Southern California Gas Co., 4.45%, 03/15/44	150	156
Teco Finance Inc., 5.15%, 03/15/20	200	215
Union Electric Co.
6.40%, 06/15/17	100	107
3.65%, 04/15/45	350	316
Virginia Electric & Power Co., 5.95%, 09/15/17	250	269
Virginia Electric & Power Co.
6.00%, 05/15/37	200	245
4.45%, 02/15/44	100	103
Wisconsin Energy Corp.
2.45%, 06/15/20	200	199
3.55%, 06/15/25	60	60
Wisconsin Power & Light Co., 4.10%, 10/15/44	150	146

		17,870

Total Corporate Bonds and Notes (cost $264,059)		262,267

GOVERNMENT AND AGENCY OBLIGATIONS - 72.7%

GOVERNMENT SECURITIES - 42.8%

Federal Home Loan Bank - 0.4% (w)
Federal Home Loan Bank
4.88%, 05/17/17	900	947
1.00%, 06/21/17	800	800
0.75%, 09/08/17	600	596
5.00%, 11/17/17	355	380
2.00%, 09/14/18	655	667

	Shares/Par †	Value
1.63%, 06/14/19	250	251
4.13%, 03/13/20	450	493
5.50%, 07/15/36	400	519

		4,653

Federal Home Loan Mortgage Corp. - 0.9% (w)
Federal Home Loan Mortgage Corp.
0.88%, 02/22/17	750	750
1.00%, 03/08/17	1,000	1,001
1.25%, 05/12/17 - 08/01/19	500	497
5.50%, 08/23/17 (e)	350	375
5.13%, 11/17/17	800	859
1.03%, 11/28/17	500	500
0.88%, 03/07/18 (e)	800	794
1.20%, 06/12/18	350	348
3.75%, 03/27/19	480	514
1.75%, 05/30/19	750	756
1.40%, 08/22/19	500	494
1.38%, 05/01/20 (e)	800	788
2.38%, 01/13/22	500	507
3.06%, 06/14/28	120	116
6.75%, 09/15/29 (e)	60	86
6.75%, 03/15/31	120	172
6.25%, 07/15/32 (e)	600	834

		9,391

Federal National Mortgage Association - 1.1% (w)
Federal National Mortgage Association
1.25%, 01/30/17	1,000	1,004
0.00%, 06/01/17 - 10/09/19 (j)	765	713
0.95%, 08/23/17	1,000	994
1.07%, 09/27/17	750	748
0.88%, 10/26/17	550	548
1.00%, 12/28/17 - 04/30/18	2,335	2,320
1.13%, 03/28/18	415	413
0.88%, 05/21/18 (e)	1,000	991
1.75%, 09/12/19	700	704
1.55%, 10/29/19	250	248
2.63%, 09/06/24 (e)	500	506
7.25%, 05/15/30	540	799
6.63%, 11/15/30	631	894
6.00%, 04/18/36	300	304

		11,186

Municipals - 0.9%
American Municipal Power-Ohio Inc., 7.50%, 02/15/50	200	265
Bay Area Toll Authority, 6.26%, 04/01/49	200	270
Chicago Transit Authority, 6.90%, 12/01/40	200	232
City of Houston TX Utility System Revenue, 3.83%, 05/15/28	250	260
City of New York, 5.97%, 03/01/36	200	246
City of San Francisco Public Utilities Commission, 6.00%, 11/01/40	200	243
Commonwealth of Massachusetts, 4.91%, 05/01/29	300	346
Cook County, Illinois, 6.23%, 11/15/34	100	107
Dallas Convention Center Hotel Development Corp., 7.09%, 01/01/42	200	258
Dallas County Hospital District, 5.62%, 08/15/44	300	370
Dallas Independent School District (insured by Texas Permanent School Fund), 6.45%, 02/15/35	300	349
Florida Hurricane Catastrophe Fund Finance Corp., 2.11%, 07/01/18	400	402
Los Angeles Department of Water & Power, 5.72%, 07/01/39	245	298
Los Angeles Unified School District, 5.76%, 07/01/29	200	238

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Metropolitan Transportation Authority, 6.65%, 11/15/39	290	377
Municipal Electric Authority of Georgia, 7.06%, 04/01/57	200	224
New Jersey Economic Development Authority (insured by National Public Finance Guarantee Corp.), 7.43%, 02/15/29	200	228
New Jersey State Turnpike Authority, 7.10%, 01/01/41	250	344
New York City Municipal Water Finance Authority, 6.01%, 06/15/42	235	306
Ohio State University, College & University Revenue, 4.91%, 06/01/40	200	225
Port Authority of New York & New Jersey
6.04%, 12/01/29	200	242
4.46%, 10/01/62	300	288
San Diego County Water Authority Financing Corp., 6.14%, 05/01/49	260	339
State of California
5.75%, 03/01/17	250	263
7.30%, 10/01/39	150	210
7.60%, 11/01/40	400	594
State of Connecticut, 5.09%, 10/01/30	250	276
State of Georgia, 4.50%, 11/01/25	300	333
State of Illinois, 5.10%, 06/01/33	300	284
State of Illinois, Transit Improvements, 7.35%, 07/01/35	400	438
State of Texas, 5.52%, 04/01/39	200	250
University of California, 1.80%, 07/01/19	250	250

		9,355

Sovereign - 3.9%
Asian Development Bank
1.13%, 03/15/17	500	501
5.59%, 07/16/18	400	438
1.63%, 08/26/20	500	495
2.13%, 03/19/25	200	195
6.38%, 10/01/28	210	282
Brazil Government International Bond, 10.13%, 05/15/27 (e)	535	631
Canada Government International Bond, 1.63%, 02/27/19	700	701
Chile Government International Bond, 3.88%, 08/05/20	300	320
Colombia Government International Bond
8.13%, 05/21/24	400	480
7.38%, 09/18/37 (e)	400	441
5.63%, 02/26/44	200	183
European Investment Bank
1.75%, 03/15/17	500	504
5.13%, 05/30/17	500	528
1.00%, 08/17/17 - 06/15/18	1,200	1,192
1.13%, 08/15/18	1,000	991
1.88%, 03/15/19 - 02/10/25	1,000	980
1.38%, 06/15/20	340	332
4.00%, 02/16/21	500	547
2.50%, 04/15/21	400	408
Export Development Canada, 1.75%, 08/19/19	500	502
FMS Wertmanagement AoeR, 1.75%, 03/17/20	300	299
Inter-American Development Bank
1.13%, 03/15/17 - 08/28/18	1,500	1,497
1.25%, 01/16/18	300	301
3.88%, 02/14/20	700	759
2.13%, 01/15/25	500	487
4.38%, 01/24/44	100	117
International Bank for Reconstruction & Development
1.13%, 07/18/17 (e)	500	501
1.38%, 04/10/18	750	753

	Shares/Par †	Value
1.00%, 10/05/18	310	307
1.88%, 10/07/19 (e)	300	302
1.63%, 02/10/22	350	340
1.88%, 10/07/22	150	147
7.63%, 01/19/23	300	402
2.50%, 07/29/25	340	342
International Finance Corp.
2.13%, 11/17/17	500	508
0.63%, 12/21/17 (e)	500	494
1.63%, 07/16/20	500	496
Israel Government AID Bond, 5.50%, 04/26/24	142	172
Israel Government International Bond, 4.00%, 06/30/22	500	537
Italy Government International Bond
6.88%, 09/27/23	450	553
5.38%, 06/15/33	200	228
Japan Bank for International Cooperation
1.13%, 07/19/17	500	497
2.13%, 02/10/25	250	236
Japan Finance Organization for Municipalities, 4.00%, 01/13/21	300	323
Kreditanstalt fur Wiederaufbau
4.88%, 01/17/17	700	728
1.25%, 02/15/17	1,000	1,002
0.88%, 12/15/17	500	497
1.00%, 01/26/18	350	348
1.75%, 10/15/19	300	301
1.88%, 06/30/20	620	619
2.75%, 09/08/20 (e)	500	518
2.63%, 01/25/22	700	718
2.50%, 11/20/24	300	301
2.00%, 05/02/25	680	654
0.00%, 06/29/37 (j)	300	150
Mexico Government International Bond
5.63%, 01/15/17 (e)	500	519
3.50%, 01/21/21 (e)	750	761
3.60%, 01/30/25 (e)	230	224
8.30%, 08/15/31	300	443
4.75%, 03/08/44	556	507
4.60%, 01/23/46	250	221
Nordic Investment Bank
5.00%, 02/01/17	300	313
1.13%, 03/19/18	200	199
Panama Government International Bond
5.20%, 01/30/20	200	217
6.70%, 01/26/36 (e)	400	475
Peru Government International Bond, 6.55%, 03/14/37 (e)	250	289
Philippine Government International Bond
6.50%, 01/20/20	400	467
4.20%, 01/21/24 (e)	500	542
9.50%, 02/02/30	400	630
Poland Government International Bond
5.00%, 03/23/22	500	554
3.00%, 03/17/23	500	495
Province of British Columbia, Canada
1.20%, 04/25/17	300	300
6.50%, 01/15/26	70	90
Province of Manitoba, Canada, 3.05%, 05/14/24	350	356
Province of Nova Scotia, Canada, 8.75%, 04/01/22	250	333
Province of Ontario, Canada
3.15%, 12/15/17	300	310
1.20%, 02/14/18 (e)	500	497
3.20%, 05/16/24	300	310
Province of Quebec, Canada
7.50%, 07/15/23	100	131

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
7.13%, 02/09/24	250	321
2.88%, 10/16/24	300	302
Republic of Korea, 5.63%, 11/03/25 (e)	250	308
South Africa Government International Bond
5.50%, 03/09/20	200	205
4.67%, 01/17/24 (e)	200	190
5.38%, 07/24/44 (e)	250	225
Svensk Exportkredit AB, 5.13%, 03/01/17	200	209
Tennessee Valley Authority
5.50%, 07/18/17	450	480
5.38%, 04/01/56	300	357
Turkey Government International Bond
3.25%, 03/23/23 (e)	900	824
4.25%, 04/14/26 (e)	500	469
8.00%, 02/14/34	400	500
4.88%, 04/16/43	300	264
6.63%, 02/17/45	200	224
Uruguay Government International Bond
4.38%, 10/27/27	190	187
4.13%, 11/20/45	200	155

		41,488

U.S. Treasury Securities - 35.6%
U.S. Treasury Bond
8.75%, 05/15/17	634	702
8.13%, 08/15/19 - 08/15/21	1,800	2,300
8.50%, 02/15/20	1,000	1,274
8.00%, 11/15/21	610	815
7.25%, 08/15/22	1,000	1,323
6.25%, 08/15/23 (e)	780	1,007
6.88%, 08/15/25	870	1,219
6.00%, 02/15/26 (e)	1,850	2,471
6.13%, 11/15/27	950	1,315
5.50%, 08/15/28	1,090	1,451
5.25%, 11/15/28	500	653
6.25%, 05/15/30	370	537
5.38%, 02/15/31 (e)	900	1,220
4.50%, 02/15/36 (g)	425	544
4.38%, 02/15/38 - 05/15/40 (e)	2,373	2,986
3.50%, 02/15/39 (e)	1,570	1,733
4.25%, 05/15/39 (e)	1,020	1,258
4.50%, 08/15/39	1,114	1,423
4.38%, 11/15/39 - 05/15/41	1,625	2,043
3.88%, 08/15/40	1,195	1,394
4.25%, 11/15/40	1,054	1,301
4.75%, 02/15/41 (e)	1,415	1,878
3.75%, 08/15/41	1,258	1,442
3.13%, 11/15/41 (g)	1,190	1,227
3.13%, 02/15/42 - 02/15/43 (e)	2,349	2,407
3.00%, 05/15/42 (e)	355	356
2.75%, 08/15/42 (e)	1,513	1,443
2.75%, 11/15/42	1,105	1,051
2.88%, 05/15/43 - 08/15/45	3,775	3,667
3.63%, 08/15/43 - 02/15/44	4,815	5,410
3.75%, 11/15/43 (e)	1,850	2,127
3.38%, 05/15/44	2,540	2,721
3.13%, 08/15/44	3,005	3,065
3.00%, 11/15/44 - 05/15/45	4,590	4,563
2.50%, 02/15/45 (e)	2,535	2,270
3.00%, 11/15/45 (g)	2,375	2,363
U.S. Treasury Note
0.63%, 02/15/17 - 07/31/17	3,275	3,263
0.88%, 02/28/17 - 10/15/18	12,001	11,949
3.00%, 02/28/17	2,382	2,440
0.75%, 03/15/17 - 04/15/18	9,810	9,747
0.50%, 03/31/17 - 07/31/17 (e)	4,660	4,629
1.00%, 03/31/17 - 11/30/19	14,910	14,812
3.25%, 03/31/17	1,241	1,277
0.88%, 04/15/17 - 11/15/17 (e)	7,592	7,583

	Shares/Par †	Value
3.13%, 04/30/17 - 05/15/21	2,015	2,102
4.50%, 05/15/17	1,500	1,573
0.63%, 05/31/17 - 11/30/17 (e)	14,300	14,206
0.75%, 06/30/17 - 03/31/18 (e)	5,430	5,399
2.38%, 07/31/17 - 08/15/24	3,153	3,208
1.88%, 08/31/17 - 06/30/20 (e)	6,231	6,309
1.88%, 09/30/17 - 10/31/22	7,270	7,253
4.25%, 11/15/17	1,452	1,538
2.25%, 11/30/17 - 07/31/21	7,180	7,329
1.00%, 12/31/17 (g)	1,505	1,503
2.75%, 12/31/17 - 02/28/18	3,020	3,121
0.88%, 01/31/18 (g)	1,397	1,390
2.63%, 01/31/18	1,835	1,892
2.88%, 03/31/18	1,174	1,219
0.63%, 04/30/18 (g)	1,770	1,747
2.63%, 04/30/18 - 11/15/20 (e)	5,418	5,625
2.38%, 05/31/18 - 12/31/20 (e)	2,910	2,993
1.13%, 06/15/18 - 04/30/20	6,370	6,281
1.38%, 06/30/18 - 10/31/20	17,509	17,376
1.38%, 07/31/18 - 03/31/20 (e)	5,210	5,164
2.25%, 07/31/18 - 04/30/21 (e)	3,115	3,183
4.00%, 08/15/18	1,270	1,363
1.50%, 08/31/18 - 05/31/19 (e)	5,734	5,760
1.00%, 09/15/18 (e)	1,000	993
1.25%, 10/31/18 - 02/29/20	8,107	8,052
1.75%, 10/31/18 - 03/31/22	10,130	10,089
3.75%, 11/15/18 (e)	1,500	1,605
1.25%, 11/30/18 - 10/31/19 (e)	2,850	2,835
1.25%, 12/15/18 (g)	250	250
1.50%, 12/31/18 - 01/31/22	12,720	12,676
2.75%, 02/15/19 (g)	1,719	1,792
1.63%, 03/31/19 - 11/15/22	13,905	13,886
3.13%, 05/15/19 (e)	1,600	1,689
1.63%, 06/30/19 (g)	3,320	3,336
3.63%, 08/15/19 - 02/15/20	5,345	5,754
3.38%, 11/15/19	2,570	2,745
1.38%, 01/31/20 (g)	2,340	2,316
3.50%, 05/15/20	2,550	2,743
2.00%, 07/31/20 - 11/30/22	12,995	13,046
1.63%, 11/30/20 (e)	1,600	1,591
2.00%, 11/30/20 - 02/15/23 (e)	8,747	8,752
1.75%, 12/31/20 - 04/30/22 (g)	5,265	5,214
2.13%, 01/31/21 - 06/30/22	8,890	8,974
3.63%, 02/15/21 (e)	2,000	2,175
2.13%, 08/15/21 - 05/15/25 (e)	7,455	7,435
1.75%, 09/30/22 - 05/15/23 (e)	4,520	4,409
2.13%, 12/31/22 (g)	2,750	2,755
2.50%, 08/15/23 - 05/15/24 (e)	3,919	4,012
2.75%, 11/15/23 - 02/15/24 (e)	3,882	4,048
2.00%, 02/15/25 - 08/15/25 (e) (g)	9,680	9,450
2.25%, 11/15/25 (g)	3,850	3,841

		374,656

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 29.9%

Federal Home Loan Bank - 0.2%
Federal Home Loan Bank
0.88%, 05/24/17 (e)	500	499
0.63%, 05/30/17	500	498
1.00%, 12/19/17	1,100	1,097
2.88%, 09/13/24	300	307

		2,401

Federal Home Loan Mortgage Corp. - 8.3%
Federal Home Loan Mortgage Corp.
7.00%, 11/01/16	2	2
4.50%, 01/01/18 - 10/01/44	7,610	8,231
5.00%, 05/01/18 - 07/01/41	4,025	4,404
4.00%, 04/01/19 - 08/01/45	13,020	13,788

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
3.50%, 10/01/20 - 12/01/45	15,047	15,553
3.00%, 01/01/27 - 12/01/45	17,678	17,857
2.50%, 08/01/27 - 01/01/43	4,652	4,715
6.50%, 07/01/28 - 03/01/39	346	398
2.00%, 01/01/29 - 05/01/30	760	752
6.00%, 02/01/29 - 05/01/40	1,287	1,457
2.50%, 01/15/31, TBA (g)	1,650	1,664
3.00%, 01/15/31 - 01/15/46, TBA (g)	1,200	1,210
5.50%, 10/01/32 - 02/01/40	2,280	2,536
6.25%, 01/01/37 (i)	14	15
3.50%, 02/15/45 - 01/15/46, TBA (g)	7,675	7,895
4.00%, 01/15/46, TBA (g)	1,675	1,769
REMIC, 3.40%, 07/25/19	564	581
REMIC, 2.08%, 12/25/19	319	322
REMIC, 4.18%, 12/25/20 (i)	600	652
REMIC, 3.87%, 04/25/21	1,000	1,064
REMIC, 2.87%, 12/25/21	360	370
REMIC, 3.02%, 02/25/23	260	269
REMIC, 3.31%, 05/25/23 (i)	550	570
REMIC, 3.06%, 07/25/23 (i)	500	510
REMIC, 3.30%, 07/25/24	1,000	1,028

		87,612

Federal National Mortgage Association - 13.1%
Federal National Mortgage Association
5.50%, 04/01/16 - 09/01/41	3,551	3,980
6.50%, 09/01/16 - 12/01/38	709	817
6.00%, 11/01/16 - 09/01/39	2,278	2,573
5.00%, 10/01/17 - 05/01/44	6,281	6,940
4.50%, 02/01/18 - 01/01/45	12,022	13,009
4.00%, 07/01/18 - 08/01/45	20,133	21,350
1.50%, 06/22/20	500	494
3.50%, 08/01/21 - 12/01/45	24,864	25,767
2.50%, 12/01/21 - 04/01/45	8,240	8,299
3.00%, 11/01/26 - 12/01/45	27,523	27,863
2.00%, 09/01/28 - 05/01/30	1,003	992
2.50%, 01/15/31, TBA (g)	600	605
3.00%, 01/15/31 - 02/15/46, TBA (g)	3,625	3,639
4.00%, 01/15/31 - 02/15/46, TBA (g)	6,525	6,897
7.00%, 02/01/31 - 02/01/38	91	97
7.50%, 11/01/37	6	6
2.46%, 06/01/40 (i)	76	80
3.58%, 08/01/40 (i)	78	82
2.81%, 01/01/41 (i)	135	141
3.44%, 05/01/41 (i)	111	117
2.43%, 10/01/42 (i)	73	74
2.16%, 05/01/43 (i)	301	305
2.70%, 11/01/43 (i)	186	191
3.50%, 01/15/46 - 02/15/46, TBA (g)	11,700	12,064
REMIC, 2.50%, 04/25/23 (i)	652	651
REMIC, 3.46%, 01/25/24 (i)	400	415

		137,448

Government National Mortgage Association - 8.3%
Government National Mortgage Association
4.00%, 12/15/24 - 05/15/45	13,923	14,842
4.50%, 04/20/26 - 04/20/45	9,377	10,201
3.50%, 05/15/26 - 08/20/45	14,472	15,118
3.00%, 04/15/27 - 12/20/45	12,250	12,473
2.50%, 09/20/27 - 07/20/43	1,012	1,009
8.00%, 04/15/30	7	8
8.50%, 06/15/30 - 12/15/30	2	2
5.50%, 12/15/31 - 02/20/44	3,413	3,828
6.00%, 05/15/32 - 12/20/40	637	727
5.00%, 03/15/33 - 07/20/44	5,652	6,240
6.50%, 07/15/38	37	43
1.87%, 07/20/40 (i)	89	93
3.50%, 03/20/41 (i)	300	308
3.00%, 11/20/41 - 07/20/42 (i)	563	581

	Shares/Par †	Value
3.00%, 01/15/46, TBA (g)	4,875	4,939
3.50%, 01/15/46 - 02/15/46, TBA (g)	13,650	14,225
4.00%, 01/15/46, TBA (g)	1,925	2,044

		86,681

Total Government and Agency Obligations (cost $760,017)		764,871

SHORT TERM INVESTMENTS - 6.7%

Investment Company - 5.4%
JNL Money Market Fund, 0.19% (a) (h)	57,117	57,117

Securities Lending Collateral - 1.3%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	13,122	13,122

Total Short Term Investments (cost $70,239)		70,239

Total Investments - 106.5% (cost $1,116,675)		1,119,683
Total Forward Sales Commitments - (0.3%) (proceeds $3,541)		(3,533)
Other Assets and Liabilities, Net - (6.2%)		(64,655)

Total Net Assets - 100.0%		$1,051,495

FORWARD SALES COMMITMENTS - 0.3%

GOVERNMENT AND AGENCY OBLIGATIONS - 0.3%

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.3%

Federal Home Loan Mortgage Corp. - 0.0%
Federal Home Loan Mortgage Corp.
4.50%, 01/15/31, TBA (g)	$120	$124
5.00%, 01/15/31, TBA (g)	200	207

		331

Federal National Mortgage Association - 0.0%
Federal National Mortgage Association, 4.50%, 01/15/31, TBA (g)	100	103

Government National Mortgage Association - 0.3%
Government National Mortgage Association
5.00%, 01/15/46, TBA (g)	800	877
5.50%, 01/15/46, TBA (g)	2,000	2,222

		3,099

Total Forward Sales Commitments - 0.3% (proceeds $3,541)		$3,533

JNL Multi-Manager Alternative Fund

COMMON STOCKS - 39.7%

CONSUMER DISCRETIONARY - 4.7%
Abercrombie & Fitch Co. - Class A	40	$1,072
Advance Auto Parts Inc.	3	424
Ainsworth Game Technology Ltd.	250	414
AMC Entertainment Holdings Inc. - Class A	10	235
ARAMARK Corp.	27	861
Best Buy Co. Inc. (o)	33	993
Big Lots Inc.	4	158
Clear Channel Outdoor Holdings Inc. (c)	14	77
Comcast Corp. - Class A (o)	11	593
Cooper Tire & Rubber Co.	2	87
Darden Restaurants Inc.	23	1,470
Discovery Communications Inc. - Class C (c)	26	648
Europris ASA (c)	75	366
GameStop Corp. - Class A	15	415
Genting Malaysia Bhd	336	342
GNC Holdings Inc. - Class A	13	403
Goodyear Tire & Rubber Co.	31	1,026
Gulliver International Co. Ltd. (e)	97	965

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Harley-Davidson Inc.	23	1,037
Hasbro Inc.	1	81
Iconix Brand Group Inc. (c) (e)	—	2
Interpublic Group of Cos. Inc.	45	1,039
Jack in the Box Inc.	5	384
Jakks Pacific Inc. (c) (e)	6	46
Lands’ End Inc. (c)	15	354
Marriott Vacations Worldwide Corp.	3	159
Media General Inc. (c)	14	230
Naspers Ltd. - Class N	16	2,152
Netflix Inc. (c)	2	263
Office Depot Inc. (c)	62	350
Penn National Gaming Inc. (c)	21	341
Pep Boys-Manny Moe & Jack (c)	27	502
Pinnacle Entertainment Inc. (c)	27	830
Promotora de Informaciones SA (c)	2	14
PVH Corp.	6	427
Rent-A-Center Inc.	15	226
RTL Group SA	11	883
Seat Pagine Gialle SpA (c)	37,800	127
SeaWorld Entertainment Inc.	115	2,269
ServiceMaster Global Holdings Inc. (c)	3	98
Six Flags Entertainment Corp.	2	126
Societe Television Francaise 1	198	2,204
Sotheby’s	11	294
Starwood Hotels & Resorts Worldwide Inc. (o)	13	896
Tegna Inc.	6	153
Tempur Sealy International Inc. (c)	16	1,113
Time Warner Cable Inc. (o)	10	1,776
TopBuild Corp. (c)	4	132
Wolters Kluwer NV (o)	81	2,706
Wolverine World Wide Inc.	11	189
WPP Plc	57	1,322

		33,274

CONSUMER STAPLES - 3.4%
Anheuser-Busch InBev NV (o)	18	2,282
Anheuser-Busch InBev NV - ADR	5	642
Associated British Foods Plc	17	850
Boulder Brands Inc. (c)	171	1,878
Bunge Ltd.	12	826
Carlsberg A/S - Class B	20	1,732
Coca-Cola Enterprises Inc.	2	94
CVS Health Corp.	2	203
Davide Campari-Milano SpA	153	1,321
Dean Foods Co.	52	885
Henkel AG & Co. KGaA	6	607
JM Smucker Co. (o)	39	4,869
Kellogg Co. (o)	12	900
Kerry Group Plc	11	944
Lenta Ltd. - ADR (c) (r)	35	238
Nu Skin Enterprises Inc. - Class A	29	1,091
Pilgrim’s Pride Corp.	74	1,637
Rite Aid Corp. (c)	41	319
Seaboard Corp. (c)	—	174
Spectrum Brands Holdings Inc.	12	1,222
Unilever NV - CVA	21	932
Walgreens Boots Alliance Inc.	2	195

		23,841

ENERGY - 3.0%
Apache Corp.	10	440
Baytex Energy Corp.	105	339
California Resources Corp.	16	36
Cameron International Corp. (c) (o)	19	1,209
Canadian Natural Resources Ltd.	68	1,480
Cenovus Energy Inc.	50	625
Chesapeake Energy Corp. (e)	5	24

	Shares/Par †	Value
Cobalt International Energy Inc. (c)	1	8
CVR Energy Inc.	30	1,161
Denbury Resources Inc.	203	409
EnCana Corp.	101	514
Enerplus Corp.	113	385
Freehold Royalties Ltd. (e)	46	362
Gazprom OAO - ADR	63	234
Halliburton Co. (o)	40	1,348
HollyFrontier Corp.	3	112
Lukoil PJSC - ADR	7	234
Newfield Exploration Co. (c)	41	1,348
Noble Corp. Plc	116	1,227
Occidental Petroleum Corp.	15	1,042
Oil States International Inc. (c)	8	204
PBF Energy Inc. - Class A	7	239
Peabody Energy Corp.	9	68
Penn Virginia Corp. (c)	45	14
Premier Oil Plc (c)	331	237
Renewable Energy Group Inc. (c)	1	12
Rosneft OAO - GDR	28	99
Royal Dutch Shell Plc - Class A	45	1,033
Seadrill Ltd. (c)	124	420
Solazyme Inc. (c) (e)	32	80
Suncor Energy Inc.	26	673
Superior Energy Services Inc.	82	1,107
Tesoro Corp.	12	1,307
Tidewater Inc.	24	169
Valero Energy Corp. (o)	27	1,895
Western Refining Inc.	23	816
Williams Cos. Inc.	11	290

		21,200

FINANCIALS - 8.4%
ABN AMRO Group NV (c)	129	2,908
AIA Group Ltd.	314	1,876
Alleghany Corp. (c)	1	640
American Express Co.	13	914
American International Group Inc.	40	2,453
AmTrust Financial Services Inc. (e)	17	1,033
Amundi SA (c)	14	639
Annaly Capital Management Inc.	80	752
Aon Plc - Class A	33	3,035
Ares Capital Corp.	93	1,327
Assured Guaranty Ltd.	61	1,602
Azimut Holding SpA	56	1,382
Banca Popolare di Milano Scarl	505	500
Banco Popolare SC (c)	33	458
Bank of America Corp.	98	1,654
Bank of Ireland (c)	646	238
BioMed Realty Trust Inc.	30	719
Care Capital Properties Inc.	4	125
Chubb Corp. (o)	16	2,139
CIT Group Inc.	35	1,393
Citigroup Inc. (o)	54	2,812
Daiwa House Industry Co. Ltd.	33	957
DBS Group Holdings Ltd.	115	1,352
Equity Residential	2	196
Euronext NV	9	458
Extra Space Storage Inc.	2	212
Forest City Enterprises Inc. (c)	1	30
Four Corners Property Trust Inc. (c)	7	176
Genworth Financial Inc. - Class A (c)	179	666
Goldman Sachs Group Inc.	1	99
Gramercy Property Trust (e)	—	2
Groupe Bruxelles Lambert SA	13	1,135
Hartford Financial Services Group Inc. (o)	31	1,340
Hulic Co. Ltd. (e)	92	805
ING Groep NV - CVA	136	1,844

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
KBC Groep NV	31	1,945
KeyCorp	18	233
LEG Immobilien AG	18	1,463
Legg Mason Inc.	9	344
Leucadia National Corp.	78	1,363
LPL Financial Holdings Inc.	19	801
Mack-Cali Realty Corp.	26	612
Megaworld Corp.	8,947	806
MGIC Investment Corp. (c)	2	14
Navient Corp.	124	1,414
Nelnet Inc. - Class A	16	530
New York REIT Inc.	12	133
Pacific Holdings Group Plc (c) (f)	467	—
Permanent TSB Group Holdings Plc (c)	162	808
Primecity Investment Plc (c)	31	125
Prudential Financial Inc.	7	562
RAIT Financial Trust	8	22
Sampo Oyj (o)	38	1,931
Santander Consumer USA Holdings Inc. (c)	79	1,244
Sberbank of Russia - ADR	40	237
Sun Life Financial Inc.	13	418
Swedbank AB - Class A	77	1,698
Synchrony Financial (c)	13	383
Talanx AG	45	1,392
The Governor & Co. of the Bank of Ireland (c)	4,788	1,753
UDR Inc.	26	988
Urban Edge Properties	6	129
Voya Financial Inc.	1	52

		59,271

HEALTH CARE - 5.1%
Actelion Ltd. (o)	7	931
Amsurg Corp. (c)	14	1,056
ANI Pharmaceuticals Inc. (c) (e)	1	63
AstraZeneca Plc (o)	13	888
Baxalta Inc.	12	453
Brookdale Senior Living Inc. (c)	12	218
Cepheid Inc. (c)	3	106
Charles River Laboratories International Inc. (c)	2	153
CIGNA Corp.	16	2,333
Community Health Systems Inc. (c)	19	501
Exelixis Inc. (c) (e)	130	732
Fresenius SE	19	1,377
Greatbatch Inc. (c) (o)	7	375
Haemonetics Corp. (c)	43	1,390
Health Net Inc. (c)	30	2,063
Hologic Inc. (c)	25	967
Humana Inc.	6	1,153
Incyte Corp. (c) (o)	8	824
Intrexon Corp. (c)	9	280
Ionis Pharmaceuticals Inc. (c)	10	607
Jazz Pharmaceuticals Plc (c)	5	661
Lifepoint Health Inc. (c)	15	1,094
Merck & Co. Inc.	5	280
Molina Healthcare Inc. (c)	3	168
Myriad Genetics Inc. (c)	37	1,614
Novartis AG	21	1,844
PDL BioPharma Inc.	88	310
Premier Inc. - Class A (c)	20	691
Regeneron Pharmaceuticals Inc. (c)	1	326
Sequenom Inc. (c) (e)	10	16
Shire Plc	26	1,783
Shire Plc - ADR	2	474
Sirona Dental Systems Inc. (c)	11	1,199
Spire Healthcare Group Plc	76	352
Tenet Healthcare Corp. (c)	27	830
Teva Pharmaceutical Industries Ltd. - ADR	31	2,013
Theravance Inc. (e)	19	197

	Shares/Par †	Value
Thermo Fisher Scientific Inc.	8	1,155
United Therapeutics Corp. (c)	18	2,841
Zoetis Inc. - Class A (o)	43	2,081

		36,399

INDUSTRIALS - 4.4%
Adecco SA	20	1,400
ADT Corp.	5	158
AGCO Corp.	10	463
Air Canada (c)	21	154
Allison Transmission Holdings Inc.	28	712
Alstom SA (c) (e)	43	1,325
B/E Aerospace Inc.	9	390
Blount International Inc. (c)	124	1,220
Continental Building Products Inc. (c)	34	588
Deluxe Corp.	9	491
DigitalGlobe Inc. (c)	17	272
Eagle Bulk Shipping Inc. (c)	37	130
Esterline Technologies Corp. (c)	14	1,112
General Cable Corp.	23	314
General Electric Co.	53	1,645
HD Supply Holdings Inc. (c)	14	408
Huntington Ingalls Industries Inc.	13	1,636
Jardine Matheson Holdings Ltd.	6	271
Jardine Matheson Holdings Ltd.	—	20
Jardine Strategic Holdings Ltd.	12	330
JetBlue Airways Corp. (c)	27	616
Joy Global Inc.	23	292
KAR Auction Services Inc.	42	1,541
Kennametal Inc.	13	240
Korn/Ferry International	14	468
Masco Corp.	7	191
Meggitt Plc	211	1,164
Orkla ASA	37	295
Owens Corning Inc.	37	1,754
Pitney Bowes Inc.	10	205
Precision Castparts Corp. (o)	4	846
Progressive Waste Solutions Ltd.	61	1,427
Republic Services Inc.	18	792
Ritchie Bros. Auctioneers Inc.	27	661
RR Donnelley & Sons Co.	36	530
SolarCity Corp. (c) (e)	3	160
Spotless Group Holdings Ltd. (e)	851	667
Swift Transporation Co. - Class A (c)	10	140
TORM A/S - Class A (c)	16	232
Trinity Industries Inc.	7	164
Union Pacific Corp. (o)	7	547
United Rentals Inc. (c)	9	648
United Technologies Corp.	26	2,492
USG Corp. (c)	33	806
West Corp.	8	164
Zodiac Aerospace	36	846

		30,927

INFORMATION TECHNOLOGY - 6.7%
Alphabet Inc. - Class A (c)	1	851
Alphabet Inc. - Class C (c)	1	832
Analog Devices Inc.	18	1,015
Apple Inc. (o)	14	1,432
Broadcom Corp.	11	647
Brocade Communications Systems Inc.	80	738
Cap Gemini SA	15	1,428
Celestica Inc. (c)	18	202
Cisco Systems Inc. (o)	111	3,009
Citrix Systems Inc. (c)	19	1,430
eBay Inc. (c) (o)	26	706
EMC Corp.	37	955
Fairchild Semiconductor International Inc. (c)	35	716

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
First Solar Inc. (c)	4	290
Global Payments Inc.	7	452
IAC/InterActiveCorp.	19	1,123
Integrated Device Technology Inc. (c)	55	1,460
Intel Corp. (o)	24	834
Juniper Networks Inc.	23	646
KLA-Tencor Corp.	12	802
Leidos Holdings Inc.	33	1,851
Magnachip Semiconductor Corp. (c)	16	87
MasterCard Inc.	19	1,807
Maxim Integrated Products Inc.	23	875
Micron Technology Inc. (c)	63	890
Microsoft Corp.	58	3,192
NCR Corp. (c)	30	734
NetApp Inc.	16	416
NeuStar Inc. - Class A (c)	30	714
Nuance Communications Inc. (c)	1	17
Nvidia Corp.	21	689
Oracle Corp.	102	3,723
Pandora Media Inc. (c)	16	209
Polycom Inc. (c)	76	956
QUALCOMM Inc.	19	967
Rackspace Hosting Inc. (c)	31	790
Rovi Corp. (c)	47	785
Sabre Corp.	27	758
SunEdison Inc. (c) (e)	7	36
TE Connectivity Ltd.	32	2,082
Tech Data Corp. (c)	12	810
Teradata Corp. (c)	8	214
Teradyne Inc.	17	347
VeriSign Inc. (c)	10	865
ViaSat Inc. (c)	6	384
Violin Memory Inc. (c) (e)	51	46
Xerox Corp. (o)	82	868
Yahoo! Inc. (c) (o)	69	2,308
Youku Inc. - ADR (c)	17	463

		47,451

MATERIALS - 3.3%
Alcoa Inc. (o)	216	2,128
Axiall Corp.	21	327
Barrick Gold Corp.	104	764
Berry Plastics Group Inc. (c)	95	3,434
Cabot Corp.	18	740
Calgon Carbon Corp.	175	3,025
Cemex SAB de CV - ADR (c)	20	110
Chemours Co.	15	80
CRH Plc (o)	80	2,299
Domtar Corp.	13	491
Graphic Packaging Holding Co.	112	1,442
Innophos Holdings Inc.	22	640
LyondellBasell Industries NV - Class A (o)	18	1,547
MMC Norilsk Nickel - ADR	22	276
Nampak Ltd.	575	924
Newmont Mining Corp.	89	1,596
Owens-Illinois Inc. (c)	47	814
Platform Specialty Products Corp. (c)	33	425
Steel Dynamics Inc.	18	318
Teck Resources Ltd. - Class B	67	257
WestRock Co.	38	1,738

		23,375

TELECOMMUNICATION SERVICES - 0.1%
CenturyLink Inc.	29	724
Windstream Holdings Inc.	16	106

		830

	Shares/Par †	Value
UTILITIES - 0.6%
AGL Resources Inc. (o)	19	1,218
Calpine Corp. (c)	29	425
NRG Energy Inc.	57	672
Pepco Holdings Inc.	28	728
Snam Rete Gas SpA	266	1,387
Talen Energy Corp. (c)	9	56

		4,486

Total Common Stocks (cost $293,335)		281,054

PREFERRED STOCKS - 0.3%

CONSUMER STAPLES - 0.2%
Bunge Ltd., 4.88% (m) (v)	6	586
Universal Corp., 6.75%, (callable at 1,000 beginning 03/15/18) (m) (v)	1	1,122

		1,708

ENERGY - 0.0%
Chesapeake Energy Corp., 5.75% (m) (v)	—	77

FINANCIALS - 0.1%
Cowen Group Inc., 5.63% (m) (r) (v)	1	406

INDUSTRIALS - 0.0%
CEVA Holdings LLC - Series A-2 (c) (f)	—	122

Total Preferred Stocks (cost $2,652)		2,313

RIGHTS - 0.0%
Community Health Systems Inc. (c)	13	—

Total Rights (cost $0)		—

WARRANTS - 0.0%
TORM A/S (c) (f)	4	55

Total Warrants (cost $69)		55

PURCHASED OPTIONS - 0.2%
10-Year U.S. Treasury Note Future Call Option, Strike Price 126, Expiration 01/22/16	12	6
10-Year U.S. Treasury Note Future Call Option, Strike Price 133.50, Expiration 01/22/16	378	6
10-Year U.S. Treasury Note Future Call Option, Strike Price 138, Expiration 01/22/16	337	5
5-Year U.S. Treasury Note Future Call Option, Strike Price 118.25, Expiration 01/22/16	11	4
5-Year U.S. Treasury Note Future Call Option, Strike Price 118.50, Expiration 01/22/16	47	13
5-Year U.S. Treasury Note Future Call Option, Strike Price 118.75, Expiration 01/22/16	12	2
5-Year U.S. Treasury Note Future Put Option, Strike Price 113.25, Expiration 01/22/16	11	—
5-Year U.S. Treasury Note Future Put Option, Strike Price 113.50, Expiration 01/22/16	41	—
5-Year U.S. Treasury Note Future Put Option, Strike Price 114.25, Expiration 01/22/16	28	—
5-Year U.S. Treasury Note Future Put Option, Strike Price 114.75, Expiration 01/22/16	12	—
5-Year U.S. Treasury Note Future Put Option, Strike Price 115, Expiration 01/22/16	148	1
5-Year U.S. Treasury Note Future Put Option, Strike Price 115.25, Expiration 01/22/16	9	—
90-Day Eurodollar Future Call Option, Strike Price 98.75, Expiration 03/11/16	30	4
90-Day Eurodollar Future Call Option, Strike Price 99.50, Expiration 03/14/16	24	—
90-Day Eurodollar Future Call Option, Strike Price 99.75, Expiration 06/13/16	24	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
90-Day Eurodollar Future Put Option, Strike Price 98.63, Expiration 01/15/16	19	3
90-Day Eurodollar Future Put Option, Strike Price 98.75, Expiration 01/15/16	12	4
90-Day Eurodollar Future Put Option, Strike Price 98.88, Expiration 01/15/16	13	8
90-Day Eurodollar Future Put Option, Strike Price 98.88, Expiration 03/14/16	118	1
90-Day Eurodollar Future Put Option, Strike Price 99.38, Expiration 03/14/16	101	31
Baxalta Inc. Put Option, Strike Price 35, Expiration 01/15/16	116	5
Brookdale Senior Living Inc. Put Option, Strike Price 17.50, Expiration 04/15/16	118	17
CDX.NA.HY.25 Call Option, Strike Price 103, Expiration 01/21/16, BOA	2,500,000	1
CDX.NA.IG.24 Put Option, Strike Price 150, Expiration 02/18/16, BNP	4,360,000	1
CDX.NA.IG.25 Call Option, Strike Price 80, Expiration 01/21/16, BCL	5,810,000	1
CDX.NA.IG.25 Call Option, Strike Price 90, Expiration 01/21/16, BCL	5,730,000	10
Cigna Corp. Put Option, Strike Price 130, Expiration 01/20/17	216	203
Energy Transfer Equity LP Call Option, Strike Price 12.50, Expiration 07/15/16	405	113
Euro FX Currency Future Put Option, Strike Price 1, Expiration 01/08/16	33	—
Euro FX Currency Future Put Option, Strike Price 1.01, Expiration 01/08/16	29	—
Freeport-McMoRan Inc. Call Option, Strike Price 15, Expiration 01/15/16	270	—
HollyFrontier Corp. Put Option, Strike Price 46, Expiration 01/15/16	27	18
Humana Inc. Put Option, Strike Price 185, Expiration 01/15/16	74	48
King Digital Entertainment Plc Call Option, Strike Price 18, Expiration 02/19/16	517	3
MagnaChip Semiconductor Corp. Put Option, Strike Price 5, Expiration 06/17/16	193	19
Maxim Integrated Products Put Option, Strike Price 38, 02/19/16	288	53
MGM Resorts Inc. Put Option, Strike Price 18, Expiration 01/15/16	494	2
Micron Technology Inc. Call Option, Strike Price 20, Expiration 01/15/16	67	—
Micron Technology Inc. Put Option, Strike Price 14, Expiration 01/15/16	357	13
Micron Technology Inc. Put Option, Strike Price 19, Expiration 01/15/16	352	164
Ocwen Financial Corp. Call Option, Strike Price 10, Expiration 01/15/16	164	1
Office Depot Inc. Put Option, Strike Price 7, Expiration 01/15/16	314	41
Photronics Inc. Call Option, Strike Price 12.50, Expiration 03/18/16	28	2
S&P 500 Index Put Option, Strike Price 2,050, Expiration 02/19/16	10	51
SanDisk Corp. Call Option, Strike Price 62.50, Expiration 01/15/16	138	193
SunEdison Inc. Call Option, Strike Price 6, Expiration 04/15/16	475	45
Teck Resources Ltd. Put Option, Strike Price 4, Expiration 02/19/16	92	5
TiVo Inc. Call Option, Strike Price 12, Expiration 01/15/16	72	—
U.S. Treasury Long Bond Future Call Option, Strike Price 154, Expiration 01/22/16	8	11

	Shares/Par †	Value
U.S. Treasury Long Bond Future Put Option, Strike Price 133, Expiration 01/22/16	21	—
U.S. Treasury Long Bond Future Put Option, Strike Price 134, Expiration 01/22/16	101	2
U.S. Treasury Long Bond Future Put Option, Strike Price 135, Expiration 01/22/16	221	4
U.S. Treasury Long Bond Future Put Option, Strike Price 136, Expiration 01/22/16	11	—
U.S. Treasury Long Bond Future Put Option, Strike Price 155, Expiration 01/22/16	20	43
Yahoo Inc. Put Option, Strike Price 33, Expiration 01/15/16	525	32

Total Purchased Options (cost $1,565)		1,189

INVESTMENT COMPANIES - 1.4%
BlackRock Debt Strategies Fund Inc.	219	737
BlackRock Floating Rate Income Strategies Fund Inc.	59	757
Eaton Vance Floating-Rate Income Trust	28	350
Invesco Senior Income Trust	85	344
iShares MSCI Brazil Capped ETF (e)	171	3,528
Lyxor ETF STOXX Europe 600 Basic Resources (c)	58	1,721
Nuveen Credit Strategies Income Fund	101	789
Nuveen Floating Rate Income Fund	73	745
Pioneer Floating Rate Trust	69	752

Total Investment Companies (cost $10,554)		9,723

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.6%
American Airlines Pass-Through Trust, 5.60%, 07/15/20 (r)	$175	178
Chevy Chase Funding LLC Mortgage-Backed Certificates REMIC, 0.69%, 05/25/35 (i) (r)	574	450
CHL Mortgage Pass-Through Trust REMIC, 0.64%, 05/25/35 (i)	157	117
Countrywide Asset-Backed Certificates REMIC, 0.92%, 08/26/33 (i)	233	205
Countrywide Home Equity Loan Trust, 0.55%, 02/15/29 (i)	428	373
Fannie Mae Connecticut Avenue Securities, 5.42%, 07/25/25 (i) (r)	180	179
First Horizon Mortgage Pass-Through Trust REMIC, 2.61%, 04/25/35 (i)	622	440
GreenPoint Mortgage Funding Trust REMIC, 0.70%, 11/25/45 (i)	784	443
IndyMac IMSC Mortgage Loan Trust REMIC, 0.60%, 07/25/37 (i)	494	328
Miran Mid-Atlantic Pass-Through Trust, 10.06%, 12/30/28	136	132
Mirant Mid-Atlantic LLC, 9.13%, 06/30/17	229	227
Morgan Stanley Resecuritization Trust, 0.45%, 10/26/46 (i) (r)	160	99
Nelnet Student Loan Trust, 1.80%, 04/25/17 (i)	190	190
RAMP Trust REMIC, 0.77%, 08/25/36 (i)	350	256
SLM Student Loan Trust
1.97%, 01/24/17 (i)	250	252
1.01%, 04/25/23 (i)	350	336
2.02%, 07/25/23 (i)	160	161

Total Non-U.S. Government Agency Asset-Backed Securities (cost $4,374)		4,366

CORPORATE BONDS AND NOTES - 11.1%

CONSUMER DISCRETIONARY - 1.5%
Amazon.com Inc., 4.95%, 12/05/44	40	43
Argos Merger Sub Inc., 7.13%, 03/15/23 (r)	140	139

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Ascent Capital Group Inc., 4.00%, 07/15/20 (v)	114	74
CCO Safari II LLC
4.91%, 07/23/25 (r)	660	659
6.83%, 10/23/55 (r)	380	374
CCOH Safari LLC, 5.75%, 02/15/26 (r)	50	50
Cequel Communications Escrow I LLC, 6.38%, 09/15/20 (r)	769	752
Cequel Communications Holdings I LLC, 5.13%, 12/15/21 (r)	672	605
Comcast Corp., 6.45%, 03/15/37	70	87
DISH DBS Corp., 7.88%, 09/01/19	100	109
Family Tree Escrow LLC, 5.75%, 03/01/23 (r)	190	198
General Motors Co., 6.25%, 10/02/43	230	243
Goodyear Tire & Rubber Co., 5.13%, 11/15/23	30	31
HD Supply Inc., 11.50%, 07/15/20	1,550	1,717
Hilton Worldwide Finance LLC, 5.63%, 10/15/21	860	891
Iconix Brand Group Inc.
2.50%, 06/01/16 (e) (v)	396	352
1.50%, 03/15/18 (v)	19	9
International Automotive Components Group SA, 9.13%, 06/01/18 (r)	150	128
JAKKS Pacific Inc., 4.88%, 06/01/20 (v)	410	397
Johnston Press Bond Plc, 8.63%, 06/01/19, GBP	290	353
LTF Merger Sub Inc., 8.50%, 06/15/23 (r)	880	840
McDonald’s Corp.
4.70%, 12/09/35	80	80
4.88%, 12/09/45	110	110
MDC Partners Inc., 6.75%, 04/01/20 (r)	40	41
NCL Corp. Ltd., 4.63%, 11/15/20 (r)	50	49
Netflix Inc., 5.88%, 02/15/25 (r)	170	174
Pinnacle Entertainment Inc., 7.75%, 04/01/22	600	652
Shea Homes LP, 6.13%, 04/01/25 (r)	110	113
Time Warner Cable Inc.
6.55%, 05/01/37	20	20
7.30%, 07/01/38	20	22
5.88%, 11/15/40	40	38
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (r)	690	682
Vitamin Shoppe Inc., 2.25%, 12/01/20 (r) (v)	395	403

		10,435

CONSUMER STAPLES - 0.3%
Altria Group Inc., 10.20%, 02/06/39 (l)	200	328
Constellation Brands Inc., 4.75%, 11/15/24	130	132
CVS Caremark Corp., 5.75%, 05/15/41	100	112
CVS Health Corp.
3.88%, 07/20/25	20	20
4.88%, 07/20/35	40	41
5.13%, 07/20/45	90	95
Elizabeth Arden Inc., 7.38%, 03/15/21	1,000	640
HJ Heinz Co.
4.88%, 02/15/25 (r)	90	96
5.20%, 07/15/45 (r)	60	63
Kroger Co., 5.15%, 08/01/43	120	126
Mondelez International Inc., 4.00%, 02/01/24	60	62
Pernod-Ricard SA, 5.50%, 01/15/42 (r)	300	302
Reynolds American Inc., 5.85%, 08/15/45	180	200

		2,217

ENERGY - 1.4%
Alpha Natural Resources Inc., 4.88%, 12/15/20 (c) (d) (v)	2,205	3
Anadarko Petroleum Corp., 4.50%, 07/15/44	110	84
Apache Corp., 4.25%, 01/15/44	300	240
Approach Resources Inc., 7.00%, 06/15/21	210	75
Atwood Oceanics Inc., 6.50%, 02/01/20	210	115

	Shares/Par †	Value
Blue Racer Midstream LLC, 6.13%, 11/15/22 (r)	110	76
Bonanza Creek Energy Inc.
6.75%, 04/15/21	150	91
5.75%, 02/01/23	40	21
BreitBurn Energy Partners LP, 7.88%, 04/15/22	130	23
California Resources Corp., 6.00%, 11/15/24	510	156
Calumet Specialty Products Partners LP, 7.75%, 04/15/23 (r)	50	43
Chesapeake Energy Corp.
4.88%, 04/15/22	200	56
2.50%, 05/15/37 (e) (v)	27	13
CONSOL Energy Inc.
5.88%, 04/15/22	800	496
8.00%, 04/01/23 (r)	200	133
Crestwood Midstream Partners LP, 6.13%, 03/01/22	170	118
Devon Energy Corp.
5.85%, 12/15/25	190	185
5.00%, 06/15/45	50	38
Ecopetrol SA
5.88%, 09/18/23	750	690
4.13%, 01/16/25	760	608
5.38%, 06/26/26	170	145
5.88%, 05/28/45	210	149
Ensco Plc, 5.20%, 03/15/25	20	14
EP Energy LLC
9.38%, 05/01/20	90	57
6.38%, 06/15/23	140	70
Genesis Energy LP, 6.75%, 08/01/22	170	144
Halcon Resources Corp., 8.63%, 02/01/20 (r)	254	175
Halliburton Co.
3.80%, 11/15/25	110	107
4.85%, 11/15/35	150	147
5.00%, 11/15/45	170	168
Hornbeck Offshore Services Inc.
1.50%, 09/01/19 (v)	1,000	566
5.88%, 04/01/20	1,080	745
Laredo Petroleum Inc., 7.38%, 05/01/22	30	28
Linn Energy LLC
6.50%, 05/15/19	70	12
6.50%, 09/15/21	70	9
MEG Energy Corp.
6.50%, 03/15/21 (r)	150	105
6.38%, 01/30/23 (r)	100	69
MPLX LP
4.88%, 12/01/24 (r)	180	162
4.88%, 06/01/25 (r)	40	36
Murray Energy Corp., 11.25%, 04/15/21 (r)	160	29
Oasis Petroleum Inc., 6.88%, 03/15/22	121	77
Overseas Shipholding Group Inc., 8.13%, 03/30/18	466	475
Pacific Drilling SA, 5.38%, 06/01/20 (r)	155	64
Paramount Resources Ltd., 6.88%, 06/30/23 (r)	400	316
Parsley Energy LLC, 7.50%, 02/15/22 (r)	160	153
Petrobras Global Finance BV, 6.85%, 06/05/15	50	32
Pride International Inc., 6.88%, 08/15/20	70	65
QEP Resources Inc., 5.25%, 05/01/23	60	43
Range Resources Corp.
5.00%, 08/15/22	70	52
4.88%, 05/15/25 (r)	150	114
Rice Energy Inc.
6.25%, 05/01/22	300	216
7.25%, 05/01/23 (r)	120	88
Rockies Express Pipeline LLC
5.63%, 04/15/20 (r)	100	92
6.88%, 04/15/40 (r)	110	95

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
RSP Permian Inc.
6.63%, 10/01/22	20	18
6.63%, 10/01/22 (r)	10	9
Sanchez Energy Corp.
7.75%, 06/15/21	50	31
6.13%, 01/15/23	180	97
Schlumberger Holdings Corp., 4.00%, 12/21/25 (r)	180	178
Seven Generations Energy Ltd., 6.75%, 05/01/23 (r)	520	437
Shelf Drilling Holdings Ltd., 8.63%, 11/01/18 (r)	170	123
Solazyme Inc., 5.00%, 10/01/19 (v)	665	324
Summit Midstream Holdings LLC, 5.50%, 08/15/22	240	178
Targa Resources Partners LP, 6.75%, 03/15/24 (r)	140	119
Teine Energy Ltd., 6.88%, 09/30/22 (r)	60	48
Tullow Oil Plc, 6.25%, 04/15/22	400	263
Whiting Petroleum Corp., 6.25%, 04/01/23	230	166
WPX Energy Inc., 8.25%, 08/01/23	180	144

		10,218

FINANCIALS - 2.9%
ACE INA Holdings Inc.
3.35%, 05/03/26	30	30
4.35%, 11/03/45	120	122
AerCap Ireland Capital Ltd., 4.63%, 07/01/22	150	152
Ally Financial Inc., 8.00%, 11/01/31	20	23
Altice Financing SA, 6.63%, 02/15/23 (r)	200	197
Apollo Commercial Real Estate Finance Inc., 5.50%, 03/15/19 (v)	259	259
BAC Capital Trust XIV, 4.00%, (callable at 100 beginning 02/01/16) (m)	1,500	1,108
Banco Bilbao Vizcaya Argentaria SA, 6.75% (callable at 100 beginning 02/18/20) (m), EUR	400	424
Bank of America Corp.
4.25%, 10/22/26	280	277
5.00%, 01/21/44	220	229
BNP Paribas SA, 7.37%, (callable at 100 beginning 08/19/25) (m) (r)	200	205
Citigroup Inc.
5.95% (callable at 100 beginning 05/15/25) (m)	1,530	1,473
4.45%, 09/29/27	200	199
8.13%, 07/15/39	51	73
5.30%, 05/06/44	220	229
4.65%, 07/30/45	220	223
Communications Sales & Leasing Inc., 8.25%, 10/15/23	200	171
Compass Bank, 3.88%, 04/10/25	280	257
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
5.75%, 12/01/43	290	324
5.25%, 08/04/45	250	262
Credit Agricole SA, 4.38%, 03/17/25 (r)	550	532
Credit Suisse Group Funding Guernsey Ltd., 4.88%, 05/15/45 (r)	550	542
Empire State Realty OP LP, 2.63%, 08/15/19 (v)	5	5
Encore Capital Group Inc., 2.88%, 03/15/21 (v)	33	25
FXCM Inc., 2.25%, 06/15/18 (v)	784	545
General Electric Capital Corp., 5.88%, 01/14/38	100	122
Glencore Funding LLC
3.13%, 04/29/19 (r)	100	84
2.88%, 04/16/20 (r)	130	101
4.63%, 04/29/24 (r)	200	145

	Shares/Par †	Value
Goldman Sachs Capital II, 4.00%, (callable at 100 beginning 02/16/16) (m)	250	176
Goldman Sachs Capital III, 4.00%, (callable at 100 beginning 02/16/16) (m)	150	106
Goldman Sachs Group Inc.
4.25%, 10/21/25	70	70
6.75%, 10/01/37	190	222
5.15%, 05/22/45	490	476
4.75%, 10/21/45	60	60
GPT Property Trust LP, 3.75%, 03/15/19 (v)	5	5
Grupo Isolux Corsan Finance BV, 6.63%, 04/15/21, EUR	550	142
HSBC Holdings Plc
6.37% (callable at 100 beginning 09/17/24) (m) (v)	200	197
4.25%, 08/18/25	200	199
5.25%, 03/14/44	400	415
Hypo Real Estate International Trust I, 5.86%, (callable at 100 beginning 06/14/17) (m), EUR	750	799
IAS Operating Partnership LP, 5.00%, 03/15/18 (v)	85	80
JPMorgan Chase & Co.
6.12% (callable at 100 beginning 04/30/24) (m)	600	607
4.25%, 10/01/27	230	230
Lloyds Banking Group Plc, 4.50%, 11/04/24	250	254
MetLife Inc., 5.25%, (callable at 100 beginning 06/15/20) (m)	50	51
NorthStar Realty Europe Corp., 4.63%, 12/15/16 (r) (v)	1,385	1,357
Portfolio Recovery Associates Inc., 3.00%, 08/01/20 (v)	21	18
Quicken Loans Inc., 5.75%, 05/01/25 (r)	20	19
RAIT Financial Trust, 4.00%, 10/01/33 (v)	105	83
Redwood Trust Inc., 4.63%, 04/15/18 (v)	12	11
Royal Bank of Scotland Group Plc, 5.13%, 05/28/24	1,930	1,956
Shell International Finance BV, 4.38%, 05/11/45	90	85
Societe Generale SA, 8.00%, (callable at 100 beginning 09/29/25) (m) (r)	600	611
Spirit Realty Capital Inc., 2.88%, 05/15/19 (v)	2	2
Standard Chartered Plc, 5.70%, 03/26/44 (r)	600	600
Starwood Property Trust Inc.
3.75%, 10/15/17 (v)	45	44
4.55%, 03/01/18 (v)	94	96
Teachers Insurance & Annuity Association of America, 4.90%, 09/15/44 (r)	300	303
UBS Group AG, 7.00%, (callable at 100 beginning 02/19/25) (m)	200	211
Volkswagen International Finance NV, 2.50%, (callable at 100 beginning 06/15/20) (m), EUR	98	92
Wachovia Capital Trust III, 5.57%, (callable at 100 beginning 02/16/16) (m)	1,620	1,560
Walter Investment Management Corp.
4.50%, 11/01/19 (v)	200	128
7.88%, 12/15/21	200	158
Wells Fargo & Co.
5.90% (callable at 100 beginning 06/15/24) (m)	200	202
4.30%, 07/22/27	290	296
4.65%, 11/04/44	140	136

		20,395

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
HEALTH CARE - 1.6%
AbbVie Inc.
4.50%, 05/14/35	30	29
4.70%, 05/14/45	50	49
Aceto Corp., 2.00%, 11/01/20 (r) (v)	395	400
Actavis Funding SCS, 4.55%, 03/15/35	100	97
AMAG Pharmaceuticals Inc., 7.88%, 09/01/23 (e) (r)	480	422
Baxalta Inc., 5.25%, 06/23/45 (r)	40	40
Celgene Corp., 5.00%, 08/15/45	200	201
Community Health Systems Inc.
5.13%, 08/15/18	860	864
7.13%, 07/15/20 (e)	500	498
Crimson Merger Sub Inc., 6.63%, 05/15/22 (r)	2,750	1,884
DaVita HealthCare Partners Inc., 5.00%, 05/01/25	200	193
DJO Finco LLC, 8.13%, 06/15/21 (r)	300	266
Gilead Sciences Inc., 3.65%, 03/01/26	110	111
HCA Inc.
5.38%, 02/01/25	40	39
5.88%, 02/15/26	30	30
Ironwood Pharmaceuticals Inc., 2.25%, 06/15/22 (r) (v)	508	473
Medtronic Inc., 4.63%, 03/15/45	100	103
PDL BioPharma Inc., 4.00%, 02/01/18 (v)	1	1
Pfizer Inc., 4.40%, 05/15/44	80	81
Priory Group No. 3 Plc, 7.00%, 02/15/18, GBP	508	764
Tenet Healthcare Corp.
5.00%, 03/01/19	465	429
8.00%, 08/01/20	2,096	2,101
8.13%, 04/01/22	180	180
UnitedHealth Group Inc.
4.63%, 07/15/35	110	114
4.75%, 07/15/45	30	32
Universal Hospital Services Inc., 7.63%, 08/15/20	120	113
Valeant Pharmaceuticals International Inc.
6.75%, 08/15/18 (r)	320	317
6.38%, 10/15/20	283	273
VRX Escrow Corp.
5.38%, 03/15/20 (r)	40	38
4.50%, 05/15/23, EUR	1,000	943
6.13%, 04/15/25 (r)	581	519

		11,604

INDUSTRIALS - 0.4%
AAR Corp., 2.25%, 03/01/16 (v)	9	9
Atlas Air Worldwide Holdings Inc., 2.25%, 06/01/22 (v)	375	310
Bombardier Inc.
7.75%, 03/15/20 (r)	102	82
5.75%, 03/15/22 (r)	100	70
7.50%, 03/15/25 (r)	300	210
CBC Ammo LLC, 7.25%, 11/15/21 (r)	20	17
Cenveo Corp., 7.00%, 05/15/17 (v)	285	210
CHC Helicopter SA, 9.25%, 10/15/20	569	273
Dycom Industries Inc., 0.75%, 09/15/21 (r) (v)	1	1
Gates Global LLC, 6.00%, 07/15/22 (r)	1,000	720
Navistar International Corp.
4.50%, 10/15/18 (v)	74	36
4.75%, 04/15/19 (v)	110	53
8.25%, 11/01/21	800	548
United Rentals North America Inc., 5.75%, 11/15/24	120	119
UTi Worldwide Inc., 4.50%, 03/01/19 (v)	226	223
XPO Logistics Inc., 6.50%, 06/15/22 (r)	280	259

		3,140

	Shares/Par †	Value
INFORMATION TECHNOLOGY - 0.9%
Ancestry.com Inc., 9.63%, 10/15/18 (r) (y)	150	148
Audatex North America Inc., 6.00%, 06/15/21 (r)	1,740	1,753
Blackboard Inc., 7.75%, 11/15/19 (r)	983	850
Bottomline Technologies Inc., 1.50%, 12/01/17 (v)	1	1
BroadSoft Inc., 1.00%, 09/01/22 (r) (v)	486	525
Compiler Finance Sub Inc., 7.00%, 05/01/21 (r)	200	84
Harmonic Inc., 4.00%, 12/01/20 (r) (v)	422	401
Integrated Device Technology Inc., 0.88%, 11/15/22 (e) (r) (v)	714	735
Intel Corp., 4.90%, 07/29/45	130	138
Micron Technology Inc., 5.50%, 02/01/25	260	226
Microsoft Corp., 4.75%, 11/03/55	250	259
Nuance Communications Inc., 1.00%, 12/15/35 (r) (v)	259	249
Photronics Inc.
3.25%, 04/01/16 (v)	3	4
3.25%, 04/01/19 (v)	1	1
QUALCOMM Inc., 4.80%, 05/20/45	280	249
Visa Inc.
4.15%, 12/14/35	140	141
4.30%, 12/14/45	320	324

		6,088

MATERIALS - 0.5%
Ardagh Finance Holdings SA, 8.63%, 06/15/19 (r) (y)	209	206
Eagle Spinco Inc., 4.63%, 02/15/21	190	175
FMG Resources August 2006 Pty Ltd., 9.75%, 03/01/22 (r)	80	73
Freeport-McMoRan Copper & Gold Inc., 2.38%, 03/15/18	270	211
LSB Industries Inc., 7.75%, 08/01/19	85	70
Momentive Performance Materials Inc., 3.88%, 10/24/21	1,353	934
MPM Escrow LLC, 8.88%, 10/15/20 (c) (d) (f)	1,033	—
Norske Skogindustrier ASA, 11.75%, 12/15/19, EUR	674	513
Platform Specialty Products Corp., 6.50%, 02/01/22 (r)	1,000	865
Urbi Desarrollos Urbanos SAB de CV, 9.75%, 02/03/22 (c) (d)	1,290	1
Xstrata Finance Canada Ltd.
4.25%, 10/25/22 (k) (r)	100	75
5.55%, 10/25/42 (r)	100	71

		3,194

TELECOMMUNICATION SERVICES - 1.4%
AT&T Inc.
4.50%, 05/15/35	250	231
4.75%, 05/15/46	350	320
CenturyLink Inc., 5.63%, 04/01/25	150	127
Digicel Ltd.
6.00%, 04/15/21	1,460	1,230
6.75%, 03/01/23 (r)	810	676
Intelsat Jackson Holdings SA
7.25%, 10/15/20	170	148
7.50%, 04/01/21	380	331
6.63%, 12/15/22	1,295	826
Level 3 Financing Inc., 5.63%, 02/01/23	150	153
Neptune Finco Corp., 6.63%, 10/15/25 (r)	580	603
Sprint Capital Corp., 8.75%, 03/15/32	150	113
Sprint Corp., 7.63%, 02/15/25	170	124
T-Mobile USA Inc., 6.50%, 01/15/26	450	454
Telefonica Emisiones SAU, 7.05%, 06/20/36	110	132

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Verizon Communications Inc.
6.55%, 09/15/43	1,630	1,935
5.01%, 08/21/54	550	503
Virgin Media Finance Plc, 6.00%, 10/15/24 (r)	200	200
Wind Acquisition Finance SA, 4.00%, 07/15/20, EUR	630	681
Zayo Group LLC, 6.00%, 04/01/23	890	841

		9,628

UTILITIES - 0.2%
Enel Finance International SA, 6.00%, 10/07/39 (r)	150	168
Ferrellgas Partners LP, 8.63%, 06/15/20	1,125	1,058
FirstEnergy Corp., 7.38%, 11/15/31	350	426

		1,652

Total Corporate Bonds and Notes (cost $86,539)		78,571

VARIABLE RATE SENIOR LOAN INTERESTS - 5.7% (i)

CONSUMER DISCRETIONARY - 2.5%
1011778 B.C. Unltd. Liability Co. Term Loan B-2, 3.75%, 12/10/21	1,331	1,318
Belk Inc. 1st Lien Term Loan, 5.75%, 11/18/22	420	369
Cequel Communications LLC New Term Loan B, 3.50%, 02/15/19	1,795	1,765
Charter Communications Operating LLC Term Loan I, 3.50%, 01/23/23	1,070	1,068
Hilton Worldwide Finance LLC Term Loan B-2, 3.50%, 10/26/20	1,967	1,962
J. Crew Group Inc. New Term Loan B, 4.00%, 03/05/21	449	289
Jason Inc. Term Loan, 9.00%, 06/30/22 (f)	1,000	780
La Quinta Intermediate Holding LLC Term Loan 2, 3.75%, 02/18/21	1,763	1,714
LTF Merger Sub Inc. Term Loan B, 4.25%, 06/03/22	896	873
Maxeda BV Term Loan
7.00%, 06/28/19, EUR	506	457
7.00%, 06/28/19, EUR	737	665
MGM Resorts International Term Loan B, 3.50%, 12/20/19	885	872
Numericable-SFR SA Term Loan B, 4.75%, 10/23/23	1,880	1,803
PetSmart Inc. Term Loan B-1, 4.25%, 03/10/22	1,297	1,261
Pinnacle Entertainment Inc. Term Loan B-2, 3.75%, 08/05/20	556	553
Promotora de Informaciones SA Term Loan, 2.60%, 12/13/18, EUR	1,289	1,148
Rue21 Inc. Term Loan, 5.63%, 10/10/20	655	525
Staples Inc. Term Loan B-1, 0.00%, 04/24/21 (z)	520	513

		17,935

CONSUMER STAPLES - 0.1%
Brake Bros Ltd. Term Loan, 7.82%, 03/12/17, GBP	283	415

ENERGY - 0.1%
Drillship Ocean Ventures Inc. Term Loan B, 5.50%, 07/18/21	995	465
Pacific Drilling SA Term Loan, 4.50%, 06/03/18 (p)	70	30
Templar Energy LLC Term Loan, 8.50%, 11/25/20	1,000	105

		600

FINANCIALS - 0.9%
Avago Technologies Cayman Finance 1st Lien Term Loan B-1, 0.00%, 11/03/22 (z)	2,470	2,441

	Shares/Par †	Value
Eircom Finco SARL Term Loan B-3, 4.50%, 05/06/22, EUR	1,270	1,349
Pacific Holdings Group Plc Term Loan, 12.00%, 10/20/22, GBP	530	664
Sterigenics-Nordion Holdings LLC Term Loan, 4.25%, 05/06/22	998	968
Toys R Us Property Co. I LLC Term Loan, 6.00%, 08/21/19	1,364	1,191

		6,613

HEALTH CARE - 0.3%
ConvaTec Inc. Term Loan B, 4.25%, 06/15/20, EUR	338	366
Emergency Medical Services Corp. 1st Lien Term Loan B-2, 4.50%, 10/28/22	430	427
Pharmaceutical Product Development LLC Initial Term Loan, 4.25%, 08/05/22	1,512	1,467

		2,260

INDUSTRIALS - 0.3%
BakerCorp International Inc. New Term Loan, 4.25%, 02/07/20 (f)	625	528
TransDigm Group Inc. Term Loan E, 3.50%, 05/13/22	1,800	1,740

		2,268

INFORMATION TECHNOLOGY - 0.2%
Sabre Inc. Term Loan B, 4.00%, 02/19/19	1,543	1,525

MATERIALS - 0.5%
Appvion Inc. Term Loan, 5.75%, 06/28/19	448	414
Arch Western Finance LLC Term Loan, 6.25%, 05/14/18	1,488	655
Berry Plastics Corp. Term Loan F, 4.00%, 09/09/22	954	945
NewPage Corp. Term Loan B, 9.50%, 02/11/21	846	302
Vertellus Specialties Inc. Term Loan, 10.50%, 10/10/19	1,151	829

		3,145

TELECOMMUNICATION SERVICES - 0.8%
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19	900	849
Level 3 Financing Inc. Term Loan, 4.00%, 12/31/20	1,100	1,096
Level 3 Financing Inc. Term Loan B-2, 3.50%, 05/06/22	1,360	1,337
SBA Senior Finance II LLC Term Loan, 3.25%, 03/24/21	1,796	1,756
Telenet International Finance SA Term Loan, 0.00%, 04/21/23 (z), EUR	390	414

		5,452

Total Variable Rate Senior Loan Interests (cost $43,738)		40,213

GOVERNMENT AND AGENCY OBLIGATIONS - 6.9%

GOVERNMENT SECURITIES - 6.8%

Federal National Mortgage Association - 0.2% (w)
Federal National Mortgage Association, 0.00%, 10/09/19 (j)	1,300	1,204

Sovereign - 2.8%
Argentina Bonar Bond, 7.00%, 04/17/17	450	462
Brazil Government International Bond, 5.00%, 01/27/45	1,590	1,061
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/17 - 01/01/21, BRL	10,600	2,436
China Government Bond, 3.31%, 11/30/25, CNY	2,000	302

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Colombia Government International Bond, 5.63%, 02/26/44	1,020	931
Italy Buoni Poliennali Del Tesoro, 5.00%, 09/01/40, EUR	2,170	3,351
Mexico Bonos
6.50%, 06/09/22, MXN	32,790	1,958
8.50%, 11/18/38, MXN	18,090	1,233
7.75%, 11/13/42, MXN	52,290	3,315
Mexico Government International Bond, 4.60%, 01/23/46	470	416
People’s Republic of China
3.38%, 11/21/24, CNH	500	75
3.48%, 06/29/27, CNH	4,000	597
4.29%, 05/22/29, CNH	1,000	160
Poland Government Bond
4.00%, 10/25/23, PLN	3,780	1,043
3.25%, 07/25/25, PLN	3,060	802
Russia Government Bond, 8.15%, 02/03/27, RUB	133,180	1,673

		19,815
Treasury Inflation Index Securities - 0.2%
France Government Inflation Indexed Bond, 1.80%, 07/25/40 (n), EUR	596	863
U.S. Treasury Inflation Indexed Note
0.38%, 07/15/25 (n)	50	48
2.13%, 02/15/41 (n)	65	77
0.75%, 02/15/42 - 02/15/45 (n)	737	641
1.38%, 02/15/44 (n)	82	83

		1,712
U.S. Treasury Securities - 3.6%
U.S. Treasury Bond
2.50%, 02/15/45	200	179
3.00%, 05/15/45	4,490	4,461
2.88%, 08/15/45	4,900	4,750
Principal Only, 0.00%, 02/15/44 - 05/15/45 (j)	6,350	2,547
U.S. Treasury Note
0.25%, 04/15/16 (o)	5,000	4,999
1.63%, 07/31/20	560	557
1.38%, 08/31/20 - 09/30/20	3,260	3,206
1.75%, 12/31/20 - 09/30/22	3,180	3,150
1.88%, 05/31/22 - 10/31/22	1,700	1,681

		25,530

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.1%

Federal Home Loan Mortgage Corp. - 0.1%
Federal Home Loan Mortgage Corp., 4.67%, 11/25/23 (i)	440	436
Federal National Mortgage Association - 0.0%
Federal National Mortgage Association, 3.50%, 11/01/45	100	103

Total Government and Agency Obligations (cost $51,620)		48,800

SHORT TERM INVESTMENTS - 30.6%

Investment Company - 28.2%
JNL Money Market Fund, 0.19% (a) (h)	199,203	199,203

Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	7,100	7,100

	Shares/Par †	Value
Treasury Securities - 1.4%
U.S. Treasury Bill, 0.01%, 01/28/16 (o)	$10,000	9,999

Total Short Term Investments (cost $216,303)		216,302

Total Investments - 96.5% (cost $710,749)		682,586
Total Securities Sold Short - (8.1%) (proceeds $57,537)		(57,220)
Other Assets and Liabilities, Net - 11.6%		82,068

Total Net Assets - 100.0%		$707,434

SECURITIES SOLD SHORT - 8.1%

COMMON STOCKS - 5.0%

CONSUMER DISCRETIONARY - 0.9%
Barratt Developments Plc	98	$901
Berkeley Group Holdings Plc	9	464
Burberry Group Plc	34	598
Charter Communications Inc. - Class A	4	722
Marriott International Inc. - Class A	12	798
Nexstar Broadcasting Group Inc. - Class A	1	80
Taylor Wimpey Plc	150	450
Tiffany & Co.	8	641
Under Armour Inc. - Class A	10	840
William Hill Plc	162	945

		6,439

CONSUMER STAPLES - 0.2%
B&G Foods Inc.	38	1,341

ENERGY - 0.2%
Energy Transfer Equity LP	29	396
Schlumberger Ltd.	14	956

		1,352

FINANCIALS - 0.9%
ACE Ltd.	9	1,110
BOK Financial Corp.	9	544
Care Capital Properties Inc.	—	2
Commonwealth Bank of Australia	12	720
Cullen/Frost Bankers Inc.	10	612
First Niagara Financial Group Inc.	26	287
Gaming and Leisure Properties Inc.	20	569
Hannover Rueck SE	7	842
Insurance Australia Group Ltd.	169	679
Pennsylvania REIT	3	63
Texas Capital Bancshares Inc.	13	649
Ventas Inc.	—	17
Zions Bancorp	20	552

		6,646

HEALTH CARE - 1.2%
AbbVie Inc.	15	903
Amgen Inc.	6	966
Anthem Inc.	9	1,187
Centene Corp.	19	1,242
Coloplast A/S	8	606
Dentsply International Inc.	19	1,176
Getinge AB - Class B	26	668
Illumina Inc.	5	864
Lifepoint Health Inc.	9	646
Varian Medical Systems Inc.	5	412

		8,670

INDUSTRIALS - 0.7%
Airbus Group NV	13	871
American Airlines Group Inc.	1	23
Clean Harbors Inc.	9	362
Curtiss-Wright Corp.	3	185
Deutsche Lufthansa AG	51	798

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Dover Corp.	7	436
Hexagon AB - Class B	19	688
Metso Oyj	18	414
Pitney Bowes Inc.	2	40
Regal-Beloit Corp.	6	360
Terex Corp.	21	393
WW Grainger Inc.	—	94

		4,664

INFORMATION TECHNOLOGY - 0.8%
Alibaba Group Holding Ltd. - ADR	17	1,394
Avago Technologies Ltd.	2	316
Lam Research Corp.	6	458
NetGear Inc.	14	589
SanDisk Corp.	7	536
SunEdison Inc.	9	46
Tencent Holdings Ltd.	115	2,254
Yahoo! Japan Corp.	36	144

		5,737

MATERIALS - 0.1%
Sensient Technologies Corp.	6	358
Valspar Corp.	5	398

		756

Total Common Stocks (proceeds $35,081)		35,605

INVESTMENT COMPANIES - 3.1%
iShares iBoxx High Yield Corporate Bond Fund	49	3,916
iShares Nasdaq Biotechnology Index Fund	6	1,882
iShares Russell 2000 Index Fund	10	1,091
iShares Russell 2000 Value ETF	17	1,544
Materials Select Sector SPDR Fund	35	1,507
SPDR Barclays High Yield Bond ETF	83	2,798
SPDR S&P 500 ETF Trust	31	6,403
SPDR S&P MidCap 400 ETF Trust	10	2,474

Total Investment Companies (proceeds $22,456)		21,615

Total Securities Sold Short - 8.1% (proceeds $57,537)		$57,220

JNL Multi-Manager Small Cap Growth Fund

COMMON STOCKS - 97.6%

CONSUMER DISCRETIONARY - 16.3%
2U Inc. (c) (e)	301	$8,430
Bloomin’ Brands Inc.	249	4,210
Brunswick Corp.	150	7,579
Buffalo Wild Wings Inc. (c)	29	4,559
Carter’s Inc.	133	11,881
ClubCorp Holdings Inc.	332	6,071
Dave & Buster’s Entertainment Inc. (c)	55	2,307
Diversified Restaurant Holdings Inc. (c) (e)	29	65
Freshpet Inc. (c) (e)	331	2,809
G-III Apparel Group Ltd. (c)	149	6,616
Gentherm Inc. (c)	66	3,129
Global Eagle Entertainment Inc. (c)	353	3,479
Group 1 Automotive Inc.	75	5,647
Hasbro Inc.	79	5,353
IMAX Corp. (c)	638	22,684
Kona Grill Inc. (c) (e)	210	3,334
Lithia Motors Inc. - Class A	95	10,091
Media General Inc. (c) (e)	260	4,197
Modine Manufacturing Co. (c)	359	3,248
Nexstar Broadcasting Group Inc. - Class A	141	8,302
Papa John’s International Inc.	82	4,579

	Shares/Par †	Value
Popeyes Louisiana Kitchen Inc. (c)	183	10,707
Red Robin Gourmet Burgers Inc. (c)	118	7,304
Restoration Hardware Holdings Inc. (c) (e)	213	16,887
Sinclair Broadcast Group Inc. - Class A	65	2,114
Six Flags Entertainment Corp.	225	12,346
SodaStream International Ltd. (c) (e)	119	1,945
Sonic Corp. (e)	126	4,086
Sotheby’s - Class A (e)	157	4,033
Steven Madden Ltd. (c) (e)	123	3,704
Ulta Salon Cosmetics & Fragrance Inc. (c)	57	10,591
Wingstop Inc. (c) (e)	116	2,652

		204,939

CONSUMER STAPLES - 3.1%
Calavo Growers Inc.	74	3,644
Casey’s General Stores Inc.	60	7,173
Pinnacle Foods Inc.	438	18,612
Snyders-Lance Inc. (e)	291	9,995

		39,424

ENERGY - 0.5%
Carrizo Oil & Gas Inc. (c)	109	3,229
Diamondback Energy Inc. (c)	54	3,589

		6,818

FINANCIALS - 5.5%
Affiliated Managers Group Inc. (c)	45	7,221
BofI Holding Inc. (c) (e)	72	1,519
Great Western Bancorp Inc.	138	3,995
LendingTree Inc. (c) (e)	15	1,326
Marcus & Millichap Inc. (c)	89	2,583
MarketAxess Holdings Inc.	80	8,924
PRA Group Inc. (c) (e)	200	6,924
PrivateBancorp Inc.	160	6,573
Safeguard Scientifics Inc. (c) (e)	236	3,424
SEI Investments Co.	151	7,898
STAG Industrial Inc.	154	2,849
SVB Financial Group (c)	36	4,301
Western Alliance Bancorp (c)	232	8,313
WisdomTree Investments Inc. (e)	246	3,856

		69,706

HEALTH CARE - 26.7%
Acadia HealthCare Co. Inc. (c)	97	6,051
ACADIA Pharmaceuticals Inc. (c) (e)	73	2,606
Acceleron Pharma Inc. (c) (e)	50	2,459
Accuray Inc. (c)	215	1,448
AcelRx Pharmaceuticals Inc (c)	462	1,780
Agile Therapeutics Inc. (c) (e)	188	1,832
Aimmune Therapeutics Inc. (c)	78	1,436
Akorn Inc. (c) (e)	111	4,148
Align Technology Inc. (c)	95	6,250
Amicus Therapeutics Inc. (c) (e)	353	3,421
AMN Healthcare Services Inc. (c)	175	5,429
Anacor Pharmaceuticals Inc. (c)	24	2,703
Ascendis Pharma A/S - ADR (c) (e)	102	1,865
AtriCure Inc. (c)	363	8,148
aTyr Pharma Inc. (c) (e)	133	1,305
BioDelivery Sciences International Inc. (c) (e)	339	1,625
Bluebird Bio Inc. (c) (e)	43	2,765
Blueprint Medicines Corp. (c)	77	2,027
Celyad SA - ADR (c)	34	1,856
Cempra Inc. (c) (e)	56	1,737
Cerulean Pharma Inc. (c) (e)	352	985
Chimerix Inc. (c)	74	663
Community Health Systems Inc. (c)	275	7,285
ConforMIS Inc. (c) (e)	152	2,620
Conmed Corp.	91	4,013
Cross Country Healthcare Inc. (c)	70	1,153

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Cynosure Inc. - Class A (c)	69	3,089
DBV Technologies SA - ADR (c)	52	1,898
Derma Sciences Inc. (c)	428	1,954
DexCom Inc. (c)	120	9,825
Durect Corp. (c)	779	1,721
Dyax Corp. (c)	143	5,384
Enanta Pharmaceuticals Inc. (c) (e)	58	1,907
Entellus Medical Inc. (c) (e)	50	836
Enzo Biochem Inc. (c)	647	2,909
Evolent Health Inc. - Class A (c) (e)	48	576
FibroGen Inc. (c)	83	2,517
Five Prime Therapeutics Inc. (c)	53	2,204
HealthSouth Corp.	93	3,251
HeartWare International Inc. (c) (e)	121	6,116
Hologic Inc. (c)	209	8,077
Horizon Pharma Plc (c) (e)	444	9,619
Ignyta Inc. (c) (e)	154	2,070
Immune Design Corp. (c) (e)	116	2,325
Impax Laboratories Inc. (c)	43	1,851
Inogen Inc. (c)	47	1,893
Inotek Pharmaceuticals Corp. (c) (e)	157	1,781
Insulet Corp. (c)	66	2,485
Intercept Pharmaceuticals Inc. (c) (e)	10	1,538
Intersect ENT Inc. (c)	136	3,069
Jazz Pharmaceuticals Plc (c)	78	11,004
Kite Pharma Inc. (c) (e)	44	2,713
La Jolla Pharmaceutical Co. (c)	125	3,364
LeMaitre Vascular Inc.	141	2,429
Ligand Pharmaceuticals Inc. (c) (e)	167	18,084
Lion Biotechnologies Inc. (c) (e)	250	1,932
Loxo Oncology Inc. (c)	150	4,280
Myriad Genetics Inc. (c) (e)	283	12,212
NantKwest Inc. (c) (e)	108	1,863
Nektar Therapeutics (c)	188	3,168
NeoGenomics Inc. (c) (e)	605	4,761
Neurocrine Biosciences Inc. (c)	156	8,814
NxStage Medical Inc. (c)	392	8,582
Pain Therapeutics Inc. (c)	357	626
Paratek Pharmaceuticals Inc. (c) (e)	107	2,023
PAREXEL International Corp. (c)	74	5,048
Premier Inc. - Class A (c)	391	13,800
ProNAi Therapeutics Inc. (c) (e)	71	1,062
Prothena Corp. Plc (c)	15	1,039
PTC Therapeutics Inc. (c)	30	958
Regenxbio Inc. (c) (e)	76	1,254
Rockwell Medical Technologies Inc. (c) (e)	269	2,758
Sage Therapeutics Inc. (c)	48	2,779
Spark Therapeutics Inc. (c)	43	1,942
Staar Surgical Co. (c) (e)	113	809
Steris Plc (e)	203	15,283
Syneron Medical Ltd. (c)	322	2,481
Team Health Holdings Inc. (c)	122	5,357
Tetraphase Pharmaceuticals Inc. (c) (e)	39	392
Trevena Inc. (c)	215	2,253
Ultragenyx Pharmaceutical Inc. (c)	39	4,390
Universal Health Services Inc. - Class B	39	4,649
Vascular Solutions Inc. (c)	72	2,471
Vital Therapies Inc. (c) (e)	220	2,534
West Pharmaceutical Services Inc.	284	17,110
Zafgen Inc. (c) (e)	51	318
Zeltiq Aesthetics Inc. (c) (e)	202	5,753

		336,800

INDUSTRIALS - 14.4%
Advisory Board Co. (c)	376	18,678
Albany International Corp. - Class A	82	3,002
Builders FirstSource Inc. (c) (e)	451	4,993
CEB Inc.	46	2,823

	Shares/Par †	Value
Douglas Dynamics Inc.	130	2,740
DXP Enterprises Inc. (c)	24	551
Fortune Brands Home & Security Inc. (e)	200	11,117
HEICO Corp. - Class A	287	14,103
Hexcel Corp.	380	17,641
Hudson Technologies Inc. (c)	488	1,450
InnerWorkings Inc. (c)	161	1,204
Interface Inc.	159	3,038
John Bean Technologies Corp.	161	8,025
Kaman Corp.	88	3,584
Kelly Services Inc. - Class A	208	3,364
Kforce Inc.	169	4,266
Knoll Inc.	255	4,803
Korn/Ferry International	176	5,847
Lawson Products Inc. (c)	133	3,114
Manitex International Inc. (c) (e)	209	1,245
Middleby Corp. (c) (e)	59	6,403
Old Dominion Freight Line Inc. (c)	62	3,678
Power Solutions International Inc. (c) (e)	103	1,887
RBC Bearings Inc. (c) (e)	28	1,797
Ritchie Bros. Auctioneers Inc.	771	18,583
Rush Enterprises Inc. - Class A (c)	110	2,413
Steelcase Inc. - Class A	193	2,878
Taser International Inc. (c) (e)	403	6,972
Tennant Co.	63	3,530
Titan Machinery Inc. (c) (e)	282	3,087
TransUnion LLC (c)	145	4,011
USG Corp. (c) (e)	252	6,127
Virgin America Inc. (c) (e)	52	1,888
WageWorks Inc. (c)	61	2,777

		181,619

INFORMATION TECHNOLOGY - 27.0%
Aerohive Networks Inc. (c) (e)	270	1,378
Black Knight Financial Services Inc. - Class A (c) (e)	249	8,244
Blackhawk Network Holdings Inc. (c)	46	2,019
Brooks Automation Inc.	272	2,909
Cardtronics Inc. (c) (e)	192	6,477
Care.com Inc. (c)	155	1,110
Cavium Inc. (c)	159	10,433
Cognex Corp.	48	1,637
comScore Inc. (c) (e)	179	7,374
Constant Contact Inc. (c)	163	4,773
CoStar Group Inc. (c)	48	9,892
Cvent Inc. (c)	94	3,270
Cypress Semiconductor Corp. (e)	405	3,978
Demandware Inc. (c) (e)	259	13,984
Digimarc Corp. (c) (e)	14	520
Ebix Inc. (e)	162	5,312
Endurance International Group Holdings Inc. (c) (e)	135	1,475
Euronet Worldwide Inc. (c)	229	16,580
ExlService Holdings Inc. (c)	24	1,066
FleetMatics Group Plc (c)	124	6,314
Genpact Ltd. (c)	64	1,588
Gigamon Inc. (c)	55	1,464
GoDaddy Inc. - Class A (c) (e)	194	6,221
Heartland Payment Systems Inc.	21	1,988
HubSpot Inc. (c)	74	4,189
Instructure Inc. (c)	107	2,234
Integrated Device Technology Inc. (c)	66	1,746
Internap Corp. (c)	1,307	8,364
LivePerson Inc. (c)	492	3,322
LogMeIn Inc. (c)	421	28,236
M/A-COM Technology Solutions Holdings Inc. (c) (e)	277	11,314
Match Group Inc. (c) (e)	208	2,813

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
MAXIMUS Inc.	75	4,223
Microsemi Corp. (c)	180	5,872
MINDBODY Inc. - Class A (c) (e)	196	2,971
Monolithic Power Systems Inc.	262	16,663
Monotype Imaging Holdings Inc.	51	1,200
NetScout Systems Inc. (c)	147	4,526
OPOWER Inc. (c) (e)	215	2,269
Pandora Media Inc. (c)	66	891
Paycom Software Inc. (c) (e)	137	5,162
Paylocity Holding Corp. (c)	86	3,492
Perficient Inc. (c)	59	1,013
Power Integrations Inc.	44	2,137
Proofpoint Inc. (c)	158	10,277
PROS Holdings Inc. (c) (e)	92	2,130
Qualys Inc. (c)	39	1,291
Radware Ltd. (c)	102	1,559
Rubicon Project Inc. (c) (e)	115	1,895
Ruckus Wireless Inc. (c)	135	1,442
Rudolph Technologies Inc. (c)	141	2,007
Shopify Inc. - Class A (c) (e)	62	1,594
SPS Commerce Inc. (c)	122	8,569
SS&C Technologies Holdings Inc.	59	3,994
Super Micro Computer Inc. (c) (e)	101	2,470
Synchronoss Technologies Inc. (c) (e)	397	13,998
Syntel Inc. (c)	108	4,903
Take-Two Interactive Software Inc. (c) (e)	307	10,709
Tower Semiconductor Ltd. (c) (e)	447	6,280
Tyler Technologies Inc. (c)	15	2,626
Ultimate Software Group Inc. (c)	146	28,611
Virtusa Corp. (c)	34	1,399
WNS Holdings Ltd. - ADR (c)	83	2,588

		340,985

MATERIALS - 3.0%
Boise Cascade Co. (c)	202	5,149
Chemtura Corp. (c)	178	4,858
Eagle Materials Inc.	61	3,704
Graphic Packaging Holding Co.	581	7,450
Headwaters Inc. (c)	528	8,915
Quaker Chemical Corp.	12	896
Summit Materials Inc. - Class A (c)	324	6,495

		37,467

TELECOMMUNICATION SERVICES - 1.1%
Cogent Communications Holdings Inc. (e)	206	7,134
RingCentral Inc. - Class A (c)	286	6,753

		13,887

Total Common Stocks (cost $1,228,626)		1,231,645

SHORT TERM INVESTMENTS - 15.8%

Investment Company - 2.9%
JNL Money Market Fund, 0.19% (a) (h)	36,507	36,507

Securities Lending Collateral - 12.9%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	163,038	163,038

Total Short Term Investments (cost $199,545)		199,545

Total Investments - 113.4% (cost $1,428,171)		1,431,190
Other Assets and Liabilities, Net - (13.4%)		(169,462)

Total Net Assets - 100.0%		$1,261,728

	Shares/Par †	Value
JNL Multi-Manager Small Cap Value Fund

COMMON STOCKS - 97.9%

CONSUMER DISCRETIONARY - 11.6%
Abercrombie & Fitch Co. - Class A (e)	32	$859
American Eagle Outfitters Inc. (e)	257	3,984
Bassett Furniture Industries Inc.	35	870
Belmond Ltd. - Class A (c)	72	679
Big Lots Inc.	62	2,390
Brinker International Inc.	64	3,083
Brunswick Corp.	62	3,116
Buckle Inc. (e)	50	1,524
Caleres Inc.	125	3,340
Callaway Golf Co.	108	1,016
ClubCorp Holdings Inc.	268	4,892
Columbia Sportswear Co. (e)	3	151
Cooper Tire & Rubber Co.	72	2,732
Cooper-Standard Holding Inc. (c)	76	5,920
Crown Media Holdings Inc. - Class A (c)	172	964
Express Inc. (c)	93	1,603
Fox Factory Holding Corp. (c)	527	8,714
Gildan Activewear Inc.	279	7,929
Group 1 Automotive Inc.	17	1,272
Guess? Inc. (e)	180	3,393
Helen of Troy Ltd. (c)	106	9,947
Hooker Furniture Corp.	40	1,007
Isle of Capri Casinos Inc. (c)	74	1,031
KB Home	46	573
La Quinta Holdings Inc. (c)	142	1,929
Lumber Liquidators Holdings Inc. (c) (e)	311	5,394
Murphy USA Inc. (c)	50	3,051
Performance Sports Group Ltd. (c)	322	3,104
Popeyes Louisiana Kitchen Inc. (c)	61	3,587
Reading International Inc. - Class A (c)	39	506
Rent-A-Center Inc. (e)	59	887
Ruth’s Hospitality Group Inc.	12	191
Sally Beauty Holdings Inc. (c)	273	7,618
Scholastic Corp.	67	2,584
SeaWorld Entertainment Inc. (e)	139	2,739
Sonic Automotive Inc. - Class A	82	1,875
Tile Shop Holdings Inc. (c)	218	3,574
Winnebago Industries Inc. (e)	546	10,858

		118,886

CONSUMER STAPLES - 3.1%
Central Garden & Pet Co. - Class A (c)	50	677
Dean Foods Co. (e)	188	3,226
Diamond Foods Inc. (c)	100	3,856
Fresh Del Monte Produce Inc.	162	6,281
Omega Protein Corp. (c)	25	558
Post Holdings Inc. (c)	85	5,229
Sanderson Farms Inc. (e)	47	3,612
SpartanNash Co.	36	771
United Natural Foods Inc. (c) (e)	147	5,782
Universal Corp. (e)	21	1,158
Village Super Market Inc. - Class A	27	702

		31,852

ENERGY - 3.4%
Alon USA Energy Inc.	99	1,462
Bristow Group Inc. (e)	58	1,492
Geospace Technologies Corp. (c) (e)	180	2,533
Green Plains Inc.	24	544
Matador Resources Co. (c) (e)	215	4,252
Matrix Service Co. (c)	91	1,873
McDermott International Inc. (c) (e)	281	942
Navios Maritime Acq Corp.	488	1,470
Nordic American Tankers Ltd. (e)	40	622

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Oasis Petroleum Inc. (c) (e)	94	690
PDC Energy Inc. (c) (e)	55	2,960
Rice Energy Inc. (c) (e)	59	644
RSP Permian Inc. (c) (e)	18	429
Sanchez Energy Corp. (c) (e)	117	504
Scorpio Tankers Inc.	107	855
Stone Energy Corp. (c) (e)	66	283
Superior Energy Services Inc.	146	1,960
Teekay Tankers Ltd.	197	1,358
Tetra Technologies Inc. (c)	21	155
W&T Offshore Inc. (c) (e)	116	268
Western Refining Inc. (e)	87	3,114
World Fuel Services Corp.	161	6,181

		34,591

FINANCIALS - 36.9%
Access National Corp.	19	385
Allied World Assurance Co. Holdings Ltd.	56	2,099
Ambac Financial Group Inc. (c)	100	1,409
American Equity Investment Life Holding Co.	147	3,537
Anworth Mortgage Asset Corp.	288	1,251
ARMOUR Residential REIT Inc.	197	4,293
Ashford Hospitality Prime Inc.	42	612
Ashford Hospitality Trust Inc.	358	2,261
Bancorp Inc. (c)	269	1,714
BancorpSouth Inc.	106	2,532
BBCN Bancorp Inc.	162	2,794
Beneficial Bancorp Inc. (c)	304	4,045
BofI Holding Inc. (c) (e)	289	6,074
Boston Private Financial Holdings Inc.	197	2,239
Brandywine Realty Trust	91	1,248
Capitol Federal Financial Inc.	205	2,575
Capstead Mortgage Corp.	99	862
Cardinal Financial Corp.	35	801
Cash America International Inc.	75	2,253
Cathay General Bancorp (e)	134	4,209
CBL & Associates Properties Inc.	99	1,221
CenterState Banks of Florida Inc.	128	2,008
Chemical Financial Corp.	22	740
CNO Financial Group Inc.	284	5,419
Commerce Bancshares Inc.	206	8,768
CommunityOne Bancorp (c)	10	139
Cousins Properties Inc.	98	928
CubeSmart	160	4,890
DCT Industrial Trust Inc.	11	422
DiamondRock Hospitality Co.	85	824
DuPont Fabros Technology Inc.	47	1,507
East West Bancorp Inc.	89	3,707
Education Realty Trust Inc.	147	5,555
Endurance Specialty Holdings Ltd.	118	7,538
Enterprise Financial Services Corp.	114	3,226
EPR Properties	71	4,168
EZCorp Inc. - Class A (c)	385	1,922
Federal Agricultural Mortgage Corp. - Class C	5	156
First American Financial Corp.	55	1,968
First Cash Financial Services Inc. (c)	227	8,505
First Defiance Financial Corp.	34	1,292
First Financial Bancorp	133	2,402
First Industrial Realty Trust Inc.	21	469
First NBC Bank Holding Co. (c)	10	381
FirstMerit Corp. (e)	88	1,644
Flagstar Bancorp Inc. (c)	204	4,704
Fox Chase Bancorp Inc.	11	226
Franklin Financial Network Inc. (c)	24	742
Geo Group Inc.	131	3,778
Getty Realty Corp.	206	3,528
Government Properties Income Trust (e)	115	1,825
Gramercy Property Trust	459	3,540

	Shares/Par †	Value
Great Southern Bancorp Inc.	40	1,811
Great Western Bancorp Inc.	136	3,941
Hallmark Financial Services Inc. (c)	24	276
Hanmi Financial Corp.	71	1,684
Hannon Armstrong Sustainable Infrastructure Capital Inc. (e)	247	4,673
Hanover Insurance Group Inc.	10	780
Heartland Financial USA Inc.	45	1,415
Heritage Insurance Holdings Inc.	15	333
Hersha Hospitality Trust	35	758
Highwoods Properties Inc.	119	5,206
Infinity Property & Casualty Corp.	82	6,712
INTL FCStone Inc. (c)	96	3,227
Investors Bancorp Inc.	276	3,437
Investors Real Estate Trust	44	308
iStar Inc. (c)	433	5,074
James River Group Holdings Ltd.	140	4,688
Janus Capital Group Inc.	47	658
Kennedy-Wilson Holdings Inc.	174	4,192
LaSalle Hotel Properties	33	825
LPL Financial Holdings Inc. (e)	261	11,127
Mack-Cali Realty Corp.	178	4,145
Maiden Holdings Ltd. (e)	288	4,295
MB Financial Inc.	133	4,311
Medical Properties Trust Inc.	220	2,531
Mercantile Bank Corp.	26	636
Meridian Bancorp Inc.	324	4,564
MFA Financial Inc.	118	777
MGIC Investment Corp. (c) (e)	392	3,465
National General Holdings Corp.	348	7,617
National Western Life Group Inc. - Class A	37	9,196
Nelnet Inc. - Class A	59	1,967
New Residential Investment Corp.	66	805
NewStar Financial Inc. (c)	272	2,442
Old Second Bancorp Inc. (c)	46	359
One Liberty Properties Inc.	28	598
Pacific Continental Corp.	24	351
PacWest Bancorp	66	2,840
Parkway Properties Inc.	37	576
Pebblebrook Hotel Trust	30	841
Pinnacle Financial Partners Inc.	52	2,652
PRA Group Inc. (c) (e)	140	4,865
Preferred Bank	54	1,786
PrivateBancorp Inc.	179	7,353
Prosperity Bancshares Inc.	90	4,308
PS Business Parks Inc.	85	7,413
RE/MAX Holdings Inc. - Class A	42	1,580
Regional Management Corp. (c)	33	514
RenaissanceRe Holdings Ltd.	99	11,228
RLI Corp.	9	586
RLJ Lodging Trust	41	882
RMR Group Inc. - Class A (c) (e)	1	18
Selective Insurance Group Inc.	25	854
ServisFirst Bancshares Inc.	78	3,721
State National Cos. Inc.	334	3,275
Stewart Information Services Corp.	128	4,761
Suffolk Bancorp	16	441
Sunstone Hotel Investors Inc. (e)	228	2,852
SVB Financial Group (c)	38	4,554
Symetra Financial Corp.	27	870
TCF Financial Corp.	888	12,533
Terreno Realty Corp.	113	2,561
Texas Capital Bancshares Inc. (c)	130	6,406
Umpqua Holdings Corp.	659	10,476
United Fire Group Inc.	84	3,225
Universal Insurance Holdings Inc. (e)	155	3,603
Valley National Bancorp	215	2,115
Virtu Financial Inc. - Class A	162	3,677

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Walker & Dunlop Inc. (c)	33	945
Washington Federal Inc.	137	3,263
Waterstone Financial Inc.	279	3,931
Webster Financial Corp.	63	2,332
Western Alliance Bancorp (c)	95	3,418
WSFS Financial Corp.	43	1,380
Yadkin Financial Corp. (e)	134	3,367

		376,521

HEALTH CARE - 6.6%
Allscripts-Misys Healthcare Solutions Inc. (c)	297	4,566
Amsurg Corp. (c)	5	395
Anacor Pharmaceuticals Inc. (c)	11	1,254
AngioDynamics Inc. (c)	251	3,051
ANI Pharmaceuticals Inc. (c) (e)	22	1,006
Charles River Laboratories International Inc. (c)	43	3,489
Cross Country Healthcare Inc. (c)	32	530
CryoLife Inc.	50	541
Five Star Quality Care Inc. (c)	137	436
Greatbatch Inc. (c)	34	1,771
Healthways Inc. (c)	274	3,524
ICU Medical Inc. (c)	21	2,413
Insulet Corp. (c)	93	3,531
Invacare Corp.	9	150
Keryx Biopharmaceuticals Inc. (c) (e)	230	1,161
Magellan Health Services Inc. (c)	68	4,192
Medidata Solutions Inc. (c)	107	5,250
MEDNAX Inc. (c)	115	8,205
Merrimack Pharmaceuticals Inc. (c) (e)	99	784
Novocure Ltd. (c) (e)	25	554
Orthofix International NV (c)	34	1,314
Owens & Minor Inc. (e)	15	543
PharMerica Corp. (c)	14	480
Prestige Brands Holdings Inc. (c)	50	2,586
Steris Plc (e)	41	3,061
Teleflex Inc.	62	8,179
Theravance Inc. (e)	185	1,948
Triple-S Management Corp. (c)	86	2,062

		66,976

INDUSTRIALS - 17.0%
ACCO Brands Corp. (c)	163	1,160
Actuant Corp. - Class A	181	4,337
Aerojet Rocketdyne Holdings Inc. (c)	28	439
Aircastle Ltd.	176	3,674
Amerco Inc.	10	3,800
Argan Inc.	58	1,866
Atlas Air Worldwide Holdings Inc. (c)	44	1,838
Barnes Group Inc.	74	2,621
Barrett Business Services Inc.	31	1,329
Beacon Roofing Supply Inc. (c) (e)	78	3,224
Briggs & Stratton Corp.	54	928
CBIZ Inc. (c)	186	1,832
Celadon Group Inc.	159	1,569
Deluxe Corp.	53	2,912
Donaldson Co. Inc.	252	7,211
Dycom Industries Inc. (c) (e)	8	532
EMCOR Group Inc.	38	1,831
Ennis Inc.	81	1,558
Federal Signal Corp.	419	6,636
Forward Air Corp.	69	2,969
FreightCar America Inc.	79	1,540
FTI Consulting Inc. (c)	95	3,284
G&K Services Inc. - Class A	61	3,837
Genesee & Wyoming Inc. - Class A (c) (e)	61	3,260
Global Brass & Copper Holdings Inc.	90	1,922
Graco Inc.	88	6,357
Greenbrier Cos. Inc. (e)	20	656

	Shares/Par †	Value
Hawaiian Holdings Inc. (c)	94	3,317
Heidrick & Struggles International Inc.	39	1,065
Kaman Corp.	24	971
Kennametal Inc.	238	4,572
Kforce Inc.	42	1,061
Lawson Products Inc. (c)	26	596
LSI Industries Inc.	25	300
Lydall Inc. (c)	78	2,766
MasTec Inc. (c) (e)	157	2,729
Matson Inc.	84	3,580
Moog Inc. - Class A (c)	25	1,490
MRC Global Inc. (c)	181	2,328
National Presto Industries Inc. (e)	16	1,304
Navistar International Corp. (c) (e)	117	1,032
Orbital ATK Inc.	20	1,800
Oshkosh Corp. (e)	79	3,088
P.A.M. Transportation Services (c)	31	855
PGT Inc. (c)	743	8,465
Proto Labs Inc. (c) (e)	83	5,272
Quanex Building Products Corp.	554	11,545
Rush Enterprises Inc. - Class A (c)	68	1,488
SkyWest Inc.	33	635
Spirit Airlines Inc. (c)	86	3,418
Steelcase Inc. - Class A	283	4,219
Teledyne Technologies Inc. (c)	10	846
Tetra Tech Inc.	299	7,770
TriMas Corp. (c)	44	818
Tutor Perini Corp. (c)	197	3,290
Universal Forest Products Inc.	48	3,294
WESCO International Inc. (c) (e)	126	5,521
West Corp.	16	347
Woodward Governor Co.	155	7,677
YRC Worldwide Inc. (c)	187	2,650

		173,231

INFORMATION TECHNOLOGY - 10.9%
Advanced Energy Industries Inc. (c)	198	5,602
Advanced Micro Devices Inc. (c) (e)	427	1,225
Alpha & Omega Semiconductor Ltd. (c)	80	736
Amkor Technology Inc. (c)	325	1,975
Barracuda Networks Inc. (c)	163	3,040
Blackhawk Network Holdings Inc. (c)	89	3,929
Cohu Inc.	705	8,508
CommVault Systems Inc. (c)	73	2,886
Constant Contact Inc. (c)	26	772
Convergys Corp. (e)	27	678
CSG Systems International Inc.	9	335
Demandware Inc. (c) (e)	92	4,986
Eastman Kodak Co. (c) (e)	211	2,640
Entegris Inc. (c)	427	5,670
ePlus Inc. (c)	16	1,477
ExlService Holdings Inc. (c)	77	3,447
Fairchild Semiconductor International Inc. (c)	37	765
FARO Technologies Inc. (c) (e)	98	2,901
II-VI Inc. (c)	43	789
Infinera Corp. (c) (e)	113	2,050
IXYS Corp.	48	600
Knowles Corp. (c) (e)	271	3,611
MoneyGram International Inc. (c)	816	5,118
Multi-Fineline Electronix Inc. (c)	151	3,126
NeoPhotonics Corp. (c)	126	1,372
NetGear Inc. (c)	45	1,881
NeuStar Inc. - Class A (c) (e)	122	2,915
Nuance Communications Inc. (c)	222	4,425
Oclaro Inc. (c) (e)	233	811
OSI Systems Inc. (c)	3	302
Power Integrations Inc.	62	3,020
RetailMeNot Inc. (c)	35	351

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Rogers Corp. (c)	64	3,293
Sanmina Corp. (c)	91	1,874
Sykes Enterprises Inc. (c)	55	1,680
SYNNEX Corp. (e)	16	1,434
Take-Two Interactive Software Inc. (c) (e)	67	2,330
Tech Data Corp. (c)	60	3,953
Teradyne Inc.	162	3,346
Tessera Technologies Inc.	25	753
Tower Semiconductor Ltd. (c) (e)	213	2,990
Travelport Worldwide Ltd.	311	4,017
VASCO Data Security International Inc. (c) (e)	75	1,250
ViaSat Inc. (c) (e)	44	2,698

		111,561

MATERIALS - 3.9%
Carpenter Technology Corp.	75	2,268
Commercial Metals Co.	159	2,177
Domtar Corp.	51	1,901
Ferro Corp. (c)	268	2,983
Greif Inc. - Class A	59	1,824
Innospec Inc.	39	2,107
PolyOne Corp.	81	2,572
Rayonier Advanced Materials Inc.	38	373
Reliance Steel & Aluminum Co.	160	9,268
Ryerson Holding Corp. (c) (e)	73	342
Schweitzer-Mauduit International Inc.	322	13,515
Stepan Co.	16	795

		40,125

TELECOMMUNICATION SERVICES - 0.4%
Atlantic Tele-Network Inc.	6	466
Cogent Communications Holdings Inc. (e)	44	1,525
IDT Corp. - Class B	51	600
RingCentral Inc. - Class A (c)	19	447
Shenandoah Telecommunications Co.	17	740

		3,778

UTILITIES - 4.1%
American States Water Co.	103	4,333
Artesian Resources Corp. - Class A	13	369
Atlantic Power Corp. (e)	65	127
Chesapeake Utilities Corp.	99	5,607
Cleco Corp.	61	3,168
El Paso Electric Co.	89	3,435
IDACORP Inc.	83	5,675
Laclede Group Inc.	47	2,806
Middlesex Water Co.	39	1,039
New Jersey Resources Corp.	74	2,436
Ormat Technologies Inc.	106	3,856
Portland General Electric Co. (e)	37	1,334
Questar Corp.	160	3,121
Southwest Gas Corp.	18	1,016
WGL Holdings Inc.	65	4,075

		42,397

Total Common Stocks (cost $1,000,807)		999,918

SHORT TERM INVESTMENTS - 10.8%

Investment Company - 2.2%
JNL Money Market Fund, 0.19% (a) (h)	22,296	22,296

	Shares/Par †	Value
Securities Lending Collateral - 8.6%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	88,068	88,068

Total Short Term Investments (cost $110,364)		110,364

Total Investments - 108.7% (cost $1,111,171)		1,110,282
Other Assets and Liabilities, Net - (8.7%)		(89,290)

Total Net Assets - 100.0%		$1,020,992

JNL/Neuberger Berman Strategic Income Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 25.4%
Accredited Mortgage Loan Trust REMIC
0.74%, 12/25/35 (i)	$125	$119
0.70%, 04/25/36 (i)	2,380	2,084
ACE Securities Corp. Home Equity Loan Trust REMIC, 1.13%, 05/25/35 (i)	4,600	3,787
Aegis Asset Backed Securities Trust REMIC
0.97%, 03/25/35 (i)	645	610
0.90%, 08/25/35 (i)	3,090	2,655
American Airlines Pass-Through Trust, 4.38%, 10/01/22	3,790	3,771
Ameriquest Mortgage Securities Inc. REMIC
0.91%, 07/25/35 (i)	3,750	3,344
0.93%, 10/25/35 (i)	1,305	1,083
Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates REMIC, 0.92%, 09/25/35 (i)	1,480	1,353
Argent Securities Inc. Asset-Backed Pass-Through Certificates REMIC
1.32%, 10/25/34 (i)	633	582
0.91%, 10/25/35 (i)	3,020	2,467
Asset Backed Securities Corp. Home Equity REMIC, 0.62%, 01/25/36 (i)	80	78
Asset-Backed Pass-Through Certificates REMIC, 1.11%, 04/25/34 (i)	308	303
Banc of America Commercial Mortgage Trust REMIC
5.36%, 10/10/45	250	253
5.41%, 09/10/47	1,362	1,378
Bear Stearns Asset Backed Securities I Trust REMIC, 0.91%, 09/25/35 (i)	2,430	2,086
Bear Stearns Asset Backed Securities Trust REMIC
0.86%, 05/25/35 (i)	488	461
0.88%, 12/25/35 (i)	1,600	1,337
0.83%, 02/25/36 (i)	910	859
0.84%, 07/25/36 (i)	3,193	3,131
Carrington Mortgage Loan Trust REMIC
1.40%, 05/25/35 (i)	2,605	2,336
0.88%, 06/25/35 (i)	2,140	2,068
0.90%, 10/25/35 (i)	4,100	3,602
0.73%, 01/25/36 (i)	3,300	2,750
0.66%, 03/25/36 (i)	2,400	1,981
0.57%, 05/25/36 (i)	3,309	3,179
Centex Home Equity Loan Trust REMIC, 1.02%, 01/25/34 (i)	5,601	5,046
Citigroup Commercial Mortgage Trust REMIC
Interest Only, 1.25%, 09/10/23 (i)	12,817	698
Interest Only, 1.50%, 11/10/23 (i)	11,224	710
Interest Only, 1.09%, 10/10/47 (i)	14,199	1,008
Interest Only, 1.45%, 02/10/48 (i)	8,206	774

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Citigroup Mortgage Loan Trust Inc. REMIC
1.17%, 05/25/35 (i) (r)	132	132
0.70%, 11/25/36 (i)	2,206	1,802
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC, 5.32%, 12/11/49	469	477
Cobalt Commercial Mortgage-Backed Securities Trust REMIC
5.77%, 06/15/17 (i)	1,614	1,676
5.48%, 04/15/47 (i)	1,659	1,705
5.22%, 08/15/48	388	394
COMM Mortgage Trust REMIC
Interest Only, 1.39%, 10/10/23 (i)	10,906	785
Interest Only, 1.25%, 04/10/47 (i)	16,907	1,074
Commercial Mortgage Loan Trust REMIC, 6.04%, 09/10/17 (i)	1,245	1,284
Commercial Mortgage Pass-Through Certificates REMIC
5.95%, 07/15/17 (i)	1,297	1,350
5.54%, 01/15/49 (i)	290	296
Interest Only, 1.07%, 12/10/47 (i)	13,352	834
Commercial Mortgage Trust REMIC
Interest Only, 0.50%, 01/10/23 (i) (r)	14,500	357
Interest Only, 0.63%, 02/10/23 (i)	2,500	92
Interest Only, 1.39%, 04/10/47 (i)	24,209	1,702
Interest Only, 1.34%, 06/10/47 (i)	15,702	1,145
Credit Suisse Mortgage Capital Certificates REMIC
5.47%, 08/15/16	883	892
5.69%, 07/15/17 (i)	1,585	1,638
5.70%, 06/15/39 (i)	2,105	2,161
5.38%, 02/15/40	770	785
Ellington Loan Acquisition Trust REMIC, 1.52%, 05/25/37 (i) (r)	2,372	2,264
EquiFirst Mortgage Loan Trust REMIC
1.47%, 09/25/33 (i)	828	794
1.14%, 04/25/35 (i)	908	784
FBR Securitization Trust REMIC, 1.17%, 09/25/35 (i)	2,000	1,750
Fieldstone Mortgage Investment Trust REMIC, 1.55%, 03/25/35 (i)	3,950	3,577
First Franklin Mortgage Loan Trust REMIC, 1.16%, 12/25/34 (i)	101	97
Greenwich Capital Commercial Funding Corp. REMIC, 5.74%, 08/10/17	1,609	1,660
GS Mortgage Securities Corp. II Interest Only REMIC, 0.92%, 05/10/50 (i)	20,911	1,175
GS Mortgage Securities Trust REMIC
5.56%, 11/10/39	419	419
Interest Only, 1.26%, 01/10/24 (i)	13,300	872
Interest Only, 2.06%, 01/12/45 (i) (r)	928	81
Interest Only, 1.10%, 11/10/47 (i)	15,598	1,071
Home Equity Asset Trust REMIC, 0.85%, 02/25/36 (i)	1,035	963
Home Equity Mortgage Loan Asset-Backed Trust REMIC, 0.91%, 08/25/35 (i)	1,884	1,721
Home Equity Mortgage Trust REMIC, 2.02%, 02/25/35 (i)	296	277
HSI Asset Securitization Corp. Trust REMIC
0.72%, 12/25/35 (i)	2,640	2,361
0.78%, 12/25/35 (i)	1,390	1,182
0.81%, 01/25/36 (i)	3,690	3,002
JPMorgan Alternative Loan Trust REMIC, 0.61%, 06/25/37 (i)	1,875	1,737
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.44%, 01/12/17	753	771
5.77%, 05/15/17 (i)	300	306
5.88%, 07/15/17 (i)	500	519

	Shares/Par †	Value
5.43%, 12/12/43	2,034	2,068
JPMorgan Mortgage Acquisition Corp. REMIC, 0.87%, 12/25/35 (i)	4,600	4,104
JPMorgan Mortgage Acquisition Trust REMIC
0.57%, 05/25/36 (i)	557	553
0.66%, 05/25/36 (i)	1,000	946
0.70%, 11/25/36 (i)	1,990	1,718
LB-UBS Commercial Mortgage Trust REMIC
5.42%, 01/15/17	569	582
5.86%, 07/15/40 (i)	98	101
Long Beach Mortgage Loan Trust REMIC, 1.29%, 02/25/35 (i)	1,655	1,502
MASTR Asset Backed Securities Trust REMIC, 0.71%, 01/25/36 (i)	1,570	1,287
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC, 5.38%, 08/12/48	1,453	1,488
ML-CFC Commercial Mortgage Trust REMIC, 5.74%, 06/12/50 (i)	1,138	1,181
Morgan Stanley ABS Capital I Inc. Trust REMIC, 1.40%, 07/25/35 (i)	870	775
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
Interest Only, 1.20%, 11/15/23 (i)	13,657	863
Interest Only, 1.19%, 02/15/24 (i)	13,767	868
Morgan Stanley Dean Witter Capital I Inc. Trust REMIC, 1.55%, 05/25/32 (i)	826	780
Morgan Stanley Home Equity Loan Trust REMIC, 0.70%, 02/25/36 (i)	678	626
Newcastle Mortgage Securities Trust REMIC, 0.79%, 03/25/36 (i)	3,490	2,866
Option One Mortgage Loan Trust REMIC, 0.72%, 01/25/36 (i)	2,387	1,960
Park Place Securities Inc. Asset-Backed Pass-Through Certificates REMIC
2.15%, 09/25/34 (i)	971	839
2.07%, 12/25/34 (i)	690	662
1.46%, 02/25/35 (i)	1,375	1,329
1.37%, 06/25/35 (i)	2,300	2,000
People’s Choice Home Loan Securities Trust Series REMIC, 0.94%, 12/25/35 (i)	2,813	2,545
Popular ABS Mortgage Pass-Through Trust REMIC
0.88%, 09/25/35 (i)	2,500	2,192
0.86%, 11/25/35 (i)	1,505	1,386
RAAC Series Trust REMIC, 1.07%, 09/25/34 (i)	2,409	2,021
RAMP Trust REMIC
0.98%, 05/25/35 (i)	2,880	2,554
0.94%, 11/25/35 (i)	3,190	2,624
0.82%, 03/25/36 (i)	2,450	2,251
RASC Trust REMIC
1.07%, 07/25/35 (i)	4,700	4,142
0.88%, 01/25/36 (i)	3,750	3,195
Renaissance Home Equity Loan Trust REMIC, 0.75%, 05/25/35 (i)	521	453
Residential Asset Securitization Trust REMIC, 1.10%, 03/25/33 (i)	125	111
Securitized Asset Backed Receivables LLC Trust REMIC, 1.04%, 01/25/35 (i)	1,609	1,497
Soundview Home Loan Trust REMIC
1.10%, 06/25/35 (i)	4,350	3,879
0.93%, 08/25/35 (i)	740	662
0.89%, 11/25/35 (i)	4,500	3,766
0.72%, 02/25/36 (i)	2,670	2,355
0.64%, 12/25/36 (i)	3,540	2,938
0.59%, 03/25/37 (i)	2,637	2,386
Structured Asset Investment Loan Trust REMIC
1.55%, 06/25/33 (i)	210	206
1.22%, 07/25/34 (i)	775	730

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
1.08%, 04/25/35 (i)	980	939
Structured Asset Securities Corp. REMIC, 0.94%, 02/25/35 (i)	3,524	3,109
Structured Asset Securities Corp. Mortgage Loan Trust REMIC
0.85%, 05/25/35 (i)	200	194
1.00%, 11/25/35 (i)	3,300	2,814
0.58%, 04/25/36 (i)	4,513	4,274
0.59%, 12/25/36 (i)	836	736
UBS-Barclays Commercial Mortgage Trust REMIC
Interest Only, 2.09%, 06/10/22 (i) (r)	2,356	216
Interest Only, 1.82%, 12/10/45 (i) (r)	1,678	144
Wachovia Bank Commercial Mortgage Trust REMIC, 5.71%, 06/15/49 (i)	2,860	2,929
Wells Fargo Commercial Mortgage Trust REMIC, 1.29%, 04/15/19	942	934
Wells Fargo-RBS Commercial Mortgage Trust REMIC
Interest Only, 1.47%, 03/15/45 (i) (r)	2,237	133
Interest Only, 1.43%, 03/15/47 (i)	11,401	819
Interest Only, 1.18%, 08/15/47 (i)	15,487	1,063

Total Non-U.S. Government Agency Asset-Backed Securities (cost $191,943)		193,152

CORPORATE BONDS AND NOTES - 24.8%

CONSUMER DISCRETIONARY - 1.2%
CCO Safari II LLC
4.91%, 07/23/25 (r)	3,885	3,881
6.48%, 10/23/45	3,660	3,661
Viacom Inc., 5.25%, 04/01/44 (e)	1,900	1,567

		9,109

CONSUMER STAPLES - 0.8%
Grupo Bimbo SAB de CV, 4.88%, 06/27/44 (r)	2,335	2,042
Marfrig Holding Europe BV, 8.38%, 05/09/18	200	192
Marfrig Overseas Ltd., 9.50%, 05/04/20	100	98
Reynolds American Inc.
4.75%, 11/01/42 (e)	1,365	1,303
5.85%, 08/15/45	2,350	2,611

		6,246

ENERGY - 4.2%
Anadarko Petroleum Corp., 3.45%, 07/15/24 (e)	1,510	1,342
Apache Corp., 4.75%, 04/15/43	1,690	1,452
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23	200	207
CNOOC Nexen Finance 2014 ULC, 4.25%, 04/30/24	256	258
Ecopetrol SA, 5.38%, 06/26/26	210	179
Empresa Nacional del Petroleo, 4.38%, 10/30/24 (r)	200	192
Energy Transfer Partners LP, 6.50%, 02/01/42	1,905	1,549
Fermaca Enterprises S de RL de CV, 6.38%, 03/30/38 (r)	196	183
Gazprom OAO Via Gaz Capital SA, 9.25%, 04/23/19	277	309
KazMunaiGaz Finance Sub BV, 9.13%, 07/02/18	500	550
KazMunayGas National Co. JSC, 7.00%, 05/05/20	500	529
Kinder Morgan Energy Partners LP
6.50%, 09/01/39 (e)	1,660	1,369
5.50%, 03/01/44	1,840	1,435
Kinder Morgan Inc., 5.55%, 06/01/45	3,840	2,999
Marathon Oil Corp., 3.85%, 06/01/25 (e)	3,355	2,701

	Shares/Par †	Value
Pacific Rubiales Energy Corp.
5.38%, 01/26/19	170	32
5.63%, 01/19/25	678	136
Pertamina Persero PT
6.00%, 05/03/42	200	164
5.63%, 05/20/43	650	509
6.45%, 05/30/44 (r)	287	249
Petrobras International Finance Co., 5.75%, 01/20/20 (e)	408	320
Petroleos de Venezuela SA
5.25%, 04/12/17	443	223
9.00%, 11/17/21	400	160
6.00%, 05/16/24	1,400	522
Petroleos Mexicanos
6.50%, 06/02/41	850	735
5.50%, 06/27/44	350	263
6.38%, 01/23/45	642	543
Petronas Capital Ltd., 4.50%, 03/18/45 (r)	270	256
Plains All American Pipeline LP, 4.65%, 10/15/25 (e)	2,825	2,467
Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/22	600	610
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23 (r)	600	620
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23	1,130	955
Transcanada Trust, 5.63%, 05/20/75 (i)	4,530	4,188
Williams Partners LP, 3.60%, 03/15/22	4,285	3,372
YPF SA, 8.50%, 07/28/25 (e) (r)	672	640

		32,218

FINANCIALS - 12.1%
ABN AMRO Bank NV, 4.75%, 07/28/25 (r)	3,600	3,588
Allstate Corp., 5.75%, 08/15/53 (i)	2,280	2,344
Ally Financial Inc., 3.25%, 02/13/18	3,695	3,677
American Express Co.
4.90% (callable at 100 beginning 03/15/20) (e) (m)	3,190	3,030
5.20% (callable at 100 beginning 11/15/19) (e) (m)	1,830	1,807
Bank of America Corp.
5.12% (callable at 100 beginning 09/05/24) (e) (m)	2,515	2,396
6.10% (callable at 100 beginning 03/17/25) (e) (m)	1,755	1,779
6.25% (callable at 100 beginning 09/05/24) (e) (m)	1,465	1,469
Banque Centrale de Tunisie SA, 5.75%, 01/30/25	450	389
Brazil Minas SPE via State of Minas Gerais, 5.33%, 02/15/28	250	188
Capital One Financial Corp., 5.55%, (callable at 100 beginning 06/01/20) (e) (m)	4,570	4,547
Citigroup Inc.
5.80% (callable at 100 beginning 11/15/19) (e) (m)	2,925	2,900
6.30% (callable at 100 beginning 05/15/24) (m)	1,815	1,770
Comcel Trust, 6.88%, 02/06/24 (r)	600	462
Corp. Financiera de Desarrollo SA, 5.25%, 07/15/29 (r)	408	401
Corporate Office Properties LP, 3.70%, 06/15/21	4,810	4,660
Credit Suisse Group AG, 6.25%, (callable at 100 beginning 12/18/24) (e) (m) (r)	570	570
Education Realty Operating Partnership LP, 4.60%, 12/01/24	1,460	1,438

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Entertainment Properties Trust, 5.75%, 08/15/22	2,200	2,311
Export Credit Bank of Turkey, 5.00%, 09/23/21 (r)	700	687
Goldman Sachs Group Inc.
5.70% (callable at 100 beginning 05/10/19) (e) (m)	4,210	4,184
5.15%, 05/22/45	3,150	3,058
HSBC Holdings Plc, 5.63%, (callable at 100 beginning 01/17/20) (e) (m) (v)	2,030	2,033
ING Groep NV, 6.50%, (callable at 100 beginning 04/16/25) (m) (v)	2,410	2,354
ING US Inc., 5.65%, 05/15/53 (i)	3,605	3,551
International Bank of Azerbaijan OJSC, 5.63%, 06/11/19	200	182
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (m)	2,940	2,793
6.00% (callable at 100 beginning 08/01/23) (m)	2,655	2,651
MetLife Inc., 5.25%, (callable at 100 beginning 06/15/20) (e) (m)	3,640	3,704
Morgan Stanley
5.45% (callable at 100 beginning 07/15/19) (m)	3,925	3,832
5.55% (callable at 100 beginning 07/15/20) (e) (m)	3,515	3,515
3.95%, 04/23/27 (e)	6,650	6,457
Omega Healthcare Investors Inc., 4.50%, 01/15/25 (e)	5,240	5,115
Prudential Financial Inc.
5.20%, 03/15/44 (i)	2,275	2,196
5.38%, 05/15/45 (e) (i)	3,075	3,071
Santander UK Group Holdings Plc, 5.63%, 09/15/45 (r)	1,920	1,918
TC Ziraat Bankasi A/S, 4.25%, 07/03/19	250	246
Trade & Development Bank of Mongolia LLC, 9.38%, 05/19/20 (r)	200	192
Ukreximbank Via Biz Finance Plc, 9.63%, 04/27/22 (r)	280	250
Vnesheconombank Via VEB Finance Plc
6.90%, 07/09/20	300	303
6.03%, 07/05/22	380	360

		92,378

HEALTH CARE - 0.6%
Zoetis Inc., 4.50%, 11/13/25 (e)	4,680	4,746

INDUSTRIALS - 0.8%
Air Lease Corp., 3.88%, 04/01/21 (e)	1,525	1,533
General Electric Co., 4.20%, (callable at 100 beginning 06/15/23) (e) (m)	4,111	4,090
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42	200	175

		5,798

INFORMATION TECHNOLOGY - 1.8%
Hewlett Packard Enterprise Co.
4.90%, 10/15/25 (r)	3,625	3,560
6.35%, 10/15/45	5,395	5,121
Seagate HDD Cayman
4.75%, 06/01/23 (e)	3,260	2,854
4.88%, 06/01/27	2,425	1,862

		13,397

MATERIALS - 0.4%
Cemex SAB de CV
7.25%, 01/15/21 (r)	350	337
6.13%, 05/05/25 (e) (r)	200	171

	Shares/Par †	Value
Codelco, 6.15%, 10/24/36	350	335
Freeport-McMoRan Inc., 4.55%, 11/14/24 (e)	3,555	2,035
Southern Copper Corp., 3.88%, 04/23/25 (e)	179	161

		3,039

TELECOMMUNICATION SERVICES - 1.8%
AT&T Inc., 5.35%, 09/01/40	4,575	4,519
Qwest Corp., 6.75%, 12/01/21 (e)	3,255	3,409
Sixsigma Networks Mexico SA de CV, 8.25%, 11/07/21 (r)	200	191
Verizon Communications Inc., 4.67%, 03/15/55 (e)	6,458	5,602

		13,721

UTILITIES - 1.1%
Abengoa Transmision Sur SA, 6.88%, 04/30/43 (r)	200	208
Dominion Resources Inc., 5.75%, 10/01/54 (i)	3,025	2,964
Electricite de France, 5.63%, (callable at 100 beginning 01/22/24) (m) (r)	3,940	3,747
Empresa Electrica Angamos SA, 4.88%, 05/25/29 (r)	200	178
Eskom Holdings SOC Ltd.
5.75%, 01/26/21	390	339
6.75%, 08/06/23	350	304
7.13%, 02/11/25 (e) (r)	219	189
Majapahit Holding BV, 7.25%, 06/28/17	200	213

		8,142

Total Corporate Bonds and Notes (cost $201,607)		188,794

VARIABLE RATE SENIOR LOAN INTERESTS - 11.6% (i)

CONSUMER DISCRETIONARY - 3.9%
1011778 B.C. Unltd. Liability Co. Term Loan B-2, 3.75%, 12/10/21	$1,270	1,258
99 Cents Only Stores Term Loan, 4.50%, 01/11/19	990	640
Acosta Inc. Term Loan B-1, 4.25%, 09/26/21	840	797
Advantage Sales and Marketing Inc. 1st Lien New Term Loan, 4.25%, 07/07/20	838	804
AMC Entertainment Inc. 1st Lien Term Loan B, 0.00%, 12/02/22 (z)	165	165
AOT Bedding Super Holdings LLC Term Loan, 4.25%, 09/20/19	657	651
ARAMARK Corp. Term Loan F, 3.25%, 02/21/21	1,147	1,134
Aristocrat Leisure Ltd. Term Loan, 0.00%, 10/01/21 (z)	270	268
Bass Pro Group LLC Term Loan B, 4.00%, 06/15/20	269	258
Bombardier Recreational Products Inc. Term Loan B, 3.75%, 01/17/19	270	267
Burlington Coat Factory Warehouse Corp. Term Loan B, 4.25%, 08/13/21	270	266
Cequel Communications LLC Term Loan, 3.50%, 12/14/22	539	527
Charter Communications Operating LLC Term Loan I, 3.50%, 01/23/23	515	514
Citycenter Holdings LLC Term Loan B, 4.25%, 10/09/20	780	774
CPA Global Ltd. Term Loan, 0.00%, 11/22/20 (z)	325	322
Cumulus Media Inc. Term Loan, 4.25%, 12/31/20	2,002	1,508
EMI Music Publishing Inc. Term Loan, 4.00%, 07/30/22	539	528
Delta 2 Lux SARL Term Loan B-3, 4.75%, 07/30/21	540	521

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Garda World Security Corp. Delayed Draw Term Loan, 5.25%, 11/05/20	111	105
Garda World Security Corp. Term Loan B, 4.00%, 11/05/20	217	206
Hilton Worldwide Finance LLC Term Loan B-2, 3.50%, 10/26/20	389	387
Information Resources Inc. Term Loan B, 4.75%, 09/30/20	269	266
Michaels Stores Inc. Term Loan, 3.75%, 02/01/20	1,474	1,459
Mohegan Tribal Gaming Authority Term Loan B, 5.50%, 11/05/19	986	962
MTR Gaming Group Inc. Term Loan, 4.25%, 07/25/22	269	266
Neiman Marcus Group Inc. Term Loan, 4.25%, 10/25/20	274	242
Numericable U.S. LLC Term Loan B-1, 4.50%, 04/23/20	803	772
Numericable U.S. LLC Term Loan B-2, 4.50%, 04/23/20	695	668
Party City Holdings Inc. Term Loan, 4.25%, 07/29/22	665	645
Peninsula Gaming LLC Term Loan B, 4.25%, 05/16/17	1,875	1,865
PetSmart Inc. Term Loan B-1, 4.25%, 03/10/22	845	822
Scientific Games International Inc. Term Loan B-2, 6.00%, 09/17/21	1,470	1,336
ServiceMaster Co. LLC Term Loan, 4.25%, 06/24/21	803	793
Spin Holdco Inc. New Term Loan B, 4.25%, 11/14/19	536	514
Springer Science+Business Media Term Loan, 4.75%, 08/14/20	114	109
SRAM LLC Term Loan, 4.00%, 04/10/20	278	229
Station GVR Acquisition LLC Term Loan B, 4.25%, 03/02/20	807	789
Tribune Media Co. Term Loan B, 3.75%, 12/27/20	1,015	998
Twin Rivers Casino 1st Lien Term Loan B, 5.25%, 07/10/20	735	732
Univision Communications Inc. Incremental Term Loan, 4.00%, 03/01/20	186	182
Univision Communications Inc. Replacement 1st Lien Term Loan, 4.00%, 03/01/20	748	731
WideOpenWest Finance LLC Term Loan B, 4.50%, 04/01/19	914	879
WMG Acquisition Corp. Term Loan B, 3.75%, 07/01/20	1,310	1,238
Ziggo BV Term Loan B-1, 3.50%, 01/15/22	370	359
Ziggo BV Term Loan B-2, 3.50%, 01/15/22	238	231
Ziggo BV Term Loan B-3, 3.50%, 01/15/22	392	380

		29,367

CONSUMER STAPLES - 0.5%
Albertson’s LLC 1st Lien Term Loan B, 0.00%, 12/01/22 (z)	330	328
Charger OpCo BV Term Loan B-1, 4.25%, 05/09/21	250	248
Post Holdings Inc. Term Loan, 3.75%, 06/02/21	506	505
Reynolds Group Holdings Inc. Incremental Term Loan, 4.50%, 11/26/18	1,444	1,427
U.S. Foodservice Inc. Term Loan, 4.50%, 03/31/19	979	965

		3,473

ENERGY - 0.1%
Energy Transfer Equity LP New Term Loan, 4.00%, 12/02/19	625	559

	Shares/Par †	Value
TPF II Power LLC Term Loan B, 5.50%, 10/02/21	404	394

		953

FINANCIALS - 1.1%
Avago Technologies Cayman Finance 1st Lien Term Loan B-1, 0.00%, 11/03/22 (z)	1,370	1,354
Capital Automotive LP Term Loan B, 4.00%, 04/05/19	1,073	1,070
DTZ US Borrower LLC 1st Lien Term Loan B, 4.25%, 11/04/21	748	729
Equinix Inc. Term Loan B, 0.00%, 12/11/22 (z)	605	606
Grosvenor Capital Management Holdings LLLP Term Loan, 3.75%, 01/04/21	525	505
INEOS Finance Plc Term Loan, 4.25%, 03/11/22	992	955
Realogy Corp. New Term Loan B, 3.75%, 03/05/20	1,572	1,557
Vantiv LLC Term Loan B, 3.75%, 06/15/21	1,345	1,338

		8,114

HEALTH CARE - 1.5%
Alere Inc. Term Loan B, 4.25%, 06/15/22	250	248
Amsurg Corp. Term Loan B, 3.50%, 07/08/21	1,458	1,441
Catalent Pharma Solutions Inc. Term Loan, 4.25%, 04/30/21	992	983
Community Health Systems Inc. Term Loan F, 3.66%, 12/31/18	295	290
Community Health Systems Inc. Term Loan G, 3.75%, 12/31/19	352	343
Community Health Systems Inc. Term Loan H, 4.00%, 01/27/21	924	908
Concentra Inc. Term Loan B, 4.00%, 06/01/22	269	267
Convatec Inc. 1st Lien Term Loan, 4.25%, 06/15/20	135	132
DJO Finance LLC Term Loan B, 4.25%, 06/08/20	539	523
Emdeon Term Loan B-2, 3.75%, 11/02/18	537	527
Emergency Medical Services Corp. 1st Lien Term Loan B-2, 4.50%, 10/28/22	270	268
Emergency Medical Services Corp. Term Loan, 4.25%, 05/25/18	270	267
Endo Luxembourg Finance Co. I SARL Incremental Term Loan B, 3.75%, 06/30/22	815	803
IASIS Healthcare LLC Term Loan B, 4.50%, 05/03/18	274	269
Mallinckrodt Plc 1st Lien Term Loan, 3.50%, 03/19/21	279	272
MPH Acquisition Holdings LLC Term Loan, 3.75%, 03/31/21	541	525
Pharmaceutical Product Development LLC Initial Term Loan, 4.25%, 08/05/22	820	796
Prestige Brands Inc. Term Loan, 3.50%, 09/03/21	971	964
Valeant Pharmaceuticals International Inc. Term Loan B
3.50%, 02/13/19	72	70
3.75%, 12/11/19	861	830
3.75%, 08/05/20	724	693

		11,419

INDUSTRIALS - 1.6%
ADS Waste Holdings Inc. Term Loan B-2, 3.75%, 10/09/19	964	931
Air Medical Group Holdings Inc. 1st Lien Term Loan, 4.50%, 04/28/22	274	264
Allison Transmission Inc. Term Loan, 3.50%, 08/23/19	1,139	1,131

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
American Airlines Inc. Term Loan, 3.25%, 06/27/20	545	536
Axalta Coating Systems US Holdings Inc. Term Loan B, 3.75%, 02/01/20	1,321	1,307
B/E Aerospace Inc. Term Loan, 4.00%, 11/12/21	270	269
Brickman Group Ltd. LLC 1st Lien Term Loan, 4.00%, 12/18/20	274	265
Doosan Infracore Co. Ltd. Term Loan B, 4.50%, 05/28/21	540	533
Emerald Expositions Holdings Inc. Term Loan, 4.75%, 06/12/20	955	936
Filtration Group Corp. 1st Lien Term Loan, 4.25%, 11/20/20	539	523
Hertz Corp. Term Loan, 3.75%, 03/11/18	990	986
Husky Injection Molding Systems Ltd. Term Loan, 4.25%, 07/02/18	579	555
Kenan Advantage Group Inc. Delayed Draw Term Loan, 0.00%, 01/23/17 (z)	28	27
Kenan Advantage Group Inc. Term Loan B, 4.00%, 07/22/22	198	196
Kenan Canada GP Term Loan, 4.00%, 07/29/22	63	63
Novelis Inc. Initial Term Loan, 4.00%, 06/15/22	93	88
On Assignment Inc. Term Loan, 3.75%, 06/01/22	878	873
Rexnord LLC 1st Lien Term Loan B, 4.00%, 08/15/20	274	265
Sedgwick CMS Holdings Inc. 1st Lien Term Loan, 3.75%, 03/01/21	541	518
TransDigm Inc. Term Loan D, 3.75%, 05/22/21	990	963
TransUnion LLC Term Loan, 3.50%, 04/09/21	992	962

		12,191

INFORMATION TECHNOLOGY - 0.9%
BMC Software Finance Inc. Initial US Term Loan, 5.00%, 08/09/20	619	508
CCC Information Services Inc. Term Loan, 4.00%, 12/20/19	536	525
CommScope Inc. Term Loan B-1, 3.75%, 12/29/22	539	534
CPI Card Group Inc. 1st Lien Term Loan, 0.00%, 08/17/22 (z)	406	401
First Data Corp. Replacement Term Loan, 3.92%, 03/23/18	100	99
First Data Corp. Replacement Term Loan B, 3.92%, 09/24/18	904	891
First Data Corp. Term Loan, 4.42%, 03/24/21	522	519
HD Supply Inc. Term Loan, 3.75%, 08/13/21	269	262
Kronos Inc. Extended Term Loan, 4.50%, 10/31/19	997	979
Mitchell International Inc. Term Loan B, 4.50%, 09/27/20	972	917
NXP Funding LLC Term Loan B, 3.75%, 10/30/20	540	537
Presidio Inc. Term Loan B, 5.25%, 02/02/22	951	924
Sensata Technologies BV Term Loan, 3.00%, 10/14/21	165	162

		7,258

MATERIALS - 1.0%
Ardagh Holdings USA Inc. Incremental Term Loan, 4.00%, 12/17/19	538	528
Berlin Packaging LLC 1st Lien Term Loan, 4.50%, 09/11/21	780	771
Berry Plastics Corp. Incremental Term Loan D, 3.50%, 01/29/20	817	800

	Shares/Par †	Value
BWAY Holding Co. Term Loan B, 5.50%, 08/14/20	828	792
FMG Resources (August 2006) Pty Ltd. Term Loan B, 4.25%, 06/30/19	1,625	1,201
Infor (US) Inc. Term Loan B-5, 3.75%, 06/03/20	377	353
MacDermid Inc. 1st Lien Term Loan, 4.50%, 06/15/20	990	957
MAUSER AG 1st Lien Term Loan, 4.50%, 07/15/21	496	484
Onex Wizard US Acquisition Inc. Term Loan, 4.25%, 03/13/22	640	629
Owens-Brockway Glass Container Inc. Term Loan B, 3.50%, 08/30/22	538	534
Solenis International LP 1st Lien Term Loan, 4.25%, 07/02/21	496	475
Tekni-Plex Inc. Term Loan B-1, 4.50%, 06/01/22	114	112

		7,636

TELECOMMUNICATION SERVICES - 0.8%
Consolidated Communications Inc. 1st Lien Term Loan B, 4.25%, 12/23/20	990	981
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19	571	539
Level 3 Financing Inc. Term Loan B, 4.00%, 08/01/19	1,160	1,157
Mediacom LLC Term Loan, 3.50%, 06/30/21	909	899
Neptune Finco Corp. Term Loan B, 4.75%, 09/16/22	1,135	1,132
T-Mobile USA Inc. Term Loan B, 3.50%, 11/03/22	815	814
Zayo Group LLC Term Loan, 3.75%, 07/02/19	990	972

		6,494

UTILITIES - 0.2%
Calpine Construction Finance Co. LP Term Loan B-2, 3.25%, 01/01/22	170	161
Calpine Corp. 1st Lien Term Loan, 4.00%, 10/31/20	454	441
Calpine Corp. Term Loan B-3, 4.00%, 04/01/18	90	88
Dynegy Holdings Inc. Term Loan B-2, 4.00%, 04/23/20	516	497
NRG Energy Inc. Term Loan B-2, 2.75%, 07/01/18	170	165

		1,352

Total Variable Rate Senior Loan Interests (cost $91,437)		88,257

GOVERNMENT AND AGENCY OBLIGATIONS - 51.0%

GOVERNMENT SECURITIES - 21.5%

Federal Home Loan Bank - 0.9% (w)
Federal Home Loan Bank, 5.50%, 07/15/36	5,055	6,566

Sovereign - 10.6%
Argentina Republic Government International Bond, 8.28%, 12/31/33 (y)	1,879	2,161
Bahrain Government International Bond, 7.00%, 01/26/26	200	201
Belize Government International Bond, 5.00%, 02/20/38 (k)	762	549
Bermuda Government International Bond, 4.85%, 02/06/24	600	619
Brazil Government International Bond
4.88%, 01/22/21	960	888
8.25%, 01/20/34	100	96
7.13%, 01/20/37	1,200	1,035
5.63%, 01/07/41	140	102
Colombia Government International Bond
8.13%, 05/21/24	340	408

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
4.50%, 01/28/26	226	216
7.38%, 09/18/37	300	331
5.63%, 02/26/44	350	319
5.00%, 06/15/45	450	376
Costa Rica Government International Bond
7.00%, 04/04/44	350	292
7.16%, 03/12/45 (r)	336	281
Croatia Government International Bond
6.75%, 11/05/19	400	428
6.63%, 07/14/20 - 07/14/20	900	964
6.38%, 03/24/21	605	643
6.00%, 01/26/24 (r)	260	271
Development Bank of Mongolia LLC, 5.75%, 03/21/17	400	381
Dominican Republic International Bond
7.45%, 04/30/44 (r)	188	189
7.45%, 04/30/44	100	101
6.85%, 01/27/45 (r)	361	340
6.85%, 01/27/45	200	189
Ecuador Government International Bond
10.50%, 03/24/20 (r)	564	454
7.95%, 06/20/24 (r)	1,450	1,069
Egypt Government International Bond
5.88%, 06/11/25 (r)	355	308
6.88%, 04/30/40	100	81
El Salvador Government International Bond
6.38%, 01/18/27	1,106	935
7.65%, 06/15/35	200	171
Hungary Government International Bond
6.25%, 01/29/20	1,000	1,118
5.38%, 02/21/23	300	327
5.75%, 11/22/23	246	275
7.63%, 03/29/41	940	1,272
Indonesia Government International Bond
8.50%, 10/12/35	710	883
6.75%, 01/15/44	250	268
Ivory Coast Government International Bond
5.38%, 07/23/24 - 07/23/24	700	621
5.75%, 12/31/32	1,950	1,733
Jamaica Government International Bond
6.75%, 04/28/28	468	464
7.88%, 07/28/45	247	240
Jordan Government International Bond, 6.13%, 01/29/26	200	204
Kazakhstan Government International Bond
5.13%, 07/21/25 (e)	432	426
4.88%, 10/14/44	200	167
Kenya Government International Bond, 6.88%, 06/24/24 (r)	244	213
Mexico Bonos, 7.75%, 11/13/42, MXN	201,075	12,749
Mexico Government International Bond, 4.60%, 01/23/46	250	221
Mongolia Government International Bond
4.13%, 01/05/18	300	274
5.13%, 12/05/22	500	396
Morocco Government International Bond, 5.50%, 12/11/42	300	289
New Zealand Government Bond, 4.50%, 04/15/27, NZD	15,265	11,310
Nigeria Government International Bond
5.13%, 07/12/18	200	191
6.75%, 01/28/21	400	371
Pakistan Government International Bond
7.25%, 04/15/19	200	204
8.25%, 04/15/24	650	667
Panama Government International Bond
8.88%, 09/30/27	150	207
6.70%, 01/26/36	480	570

	Shares/Par †	Value
Peru Government International Bond, 4.13%, 08/25/27	354	347
Peruvian Government International Bond, 5.63%, 11/18/50	100	102
Republic of Angola, 9.50%, 11/12/25	637	592
Republic of Argentina, 8.75%, 06/02/17	420	480
Republic of Armenia, 7.15%, 03/26/25 (r)	503	486
Republic of Azerbaijan International Bond, 4.75%, 03/18/24	350	326
Republic of Ghana, 10.75%, 10/14/30 (e)	770	781
Republic of Indonesia, 5.95%, 01/08/46	200	197
Republic of Iraq, 5.80%, 01/15/28	540	363
Republic of Serbia
7.25%, 09/28/21 (e)	600	678
6.75%, 11/01/24 (k)	201	204
Republic of Turkey, 6.88%, 03/17/36	140	157
Residual Funding Corp. Principal Strip Principal Only, 0.00%, 04/15/30 (j)	5,150	3,220
Romania Government International Bond, 6.13%, 01/22/44 (r)	232	271
Russia Government Bond, 5.88%, 09/16/43	600	584
Senegal Government International Bond
6.25%, 07/30/24 (r)	200	178
6.25%, 07/30/24 (e)	1,300	1,157
Slovenia Government International Bond
5.25%, 02/18/24	200	221
5.25%, 02/18/24 (r)	840	927
South Africa Government Bond, 6.50%, 02/28/41 (e), ZAR	173,860	7,437
South Africa Government International Bond, 5.88%, 09/16/25	850	869
Spain Government Bond, 5.15%, 10/31/44 (r), EUR	2,145	3,302
Sri Lanka Government International Bond
5.88%, 07/25/22	270	246
6.85%, 11/03/25	713	672
Tennessee Valley Authority, 5.25%, 09/15/39	1,155	1,389
Turkey Government International Bond
7.50%, 11/07/19	990	1,110
5.13%, 03/25/22	360	369
7.38%, 02/05/25	559	653
Ukraine Government International Bond
7.75%, 09/01/20 - 09/01/26 (r)	1,631	1,475
0.00%, 05/31/40 (k) (r)	400	158
United Mexican States, 6.05%, 01/11/40	600	657
Venezuela Government International Bond
8.25%, 10/13/24	1,850	703
9.25%, 05/07/28	550	214
Vietnam Government International Bond
6.75%, 01/29/20	100	110
4.80%, 11/19/24 (r)	200	192

		80,885

Treasury Inflation Index Securities - 7.6%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note, 2.55%, 09/15/41 (n), EUR	3,954	5,387
New Zealand Government Inflation Indexed Bond, 2.50%, 09/20/35 (s), NZD	3,205	2,185
U.S. Treasury Inflation Indexed Note
0.25%, 01/15/25 (n)	16,774	15,984
2.00%, 01/15/26 (n)	14,907	16,533
1.75%, 01/15/28 (n)	2,742	2,990
3.88%, 04/15/29 (n)	7,914	10,730
0.75%, 02/15/42 (n)	4,921	4,305

		58,114

U.S. Treasury Securities - 2.4%
U.S. Treasury Bond
5.50%, 08/15/28	110	147

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
4.50%, 02/15/36	11,020	14,104
3.88%, 08/15/40	675	788
U.S. Treasury Note
0.50%, 03/31/17	3,000	2,986
2.75%, 02/15/24	55	57

		18,082

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 29.5%

Federal Home Loan Mortgage Corp. - 6.9%
Federal Home Loan Mortgage Corp.
3.50%, 01/15/46, TBA (g)	7,515	7,734
4.00%, 01/15/46, TBA (g)	37,240	39,330
4.50%, 01/15/46, TBA (g)	5,025	5,412

		52,476

Federal National Mortgage Association - 19.6%
Federal National Mortgage Association
3.00%, 01/15/31, TBA (g)	13,175	13,570
3.50%, 01/15/31 - 01/15/46, TBA (g)	20,185	20,971
4.00%, 01/15/46, TBA (g)	62,475	66,093
4.50%, 01/15/46, TBA (g)	45,560	49,190

		149,824

Government National Mortgage Association - 3.0%
Government National Mortgage Association
3.50%, 01/15/46, TBA (g)	5,610	5,846
4.00%, 01/15/46, TBA (g)	16,010	16,998

		22,844

Total Government and Agency Obligations (cost $401,039)		388,791

INVESTMENT COMPANIES - 9.6%
iShares iBoxx High Yield Corporate Bond Fund (e)	270	21,760
SPDR Barclays High Yield Bond ETF (e)	613	20,772
SPDR Barclays Short Term High Yield Bond ETF	1,187	30,504

Total Investment Companies (cost $83,896)		73,036

SHORT TERM INVESTMENTS - 17.7%

Investment Company - 4.7%
JNL Money Market Fund, 0.19% (a) (h)	35,753	35,753

Securities Lending Collateral - 12.1%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	92,098	92,098

Treasury Securities - 0.9%
U.S. Treasury Bill, 0.17%, 07/21/16 (o)	$7,000	6,980

Total Short Term Investments (cost $134,844)		134,831

Total Investments - 140.1% (cost $1,104,766)		1,066,861
Other Assets and Liabilities, Net - (40.1%)		(305,318)

Total Net Assets - 100.0%		$761,543

JNL/Oppenheimer Global Growth Fund

COMMON STOCKS - 96.2%

BRAZIL - 0.8%
Embraer SA - ADR	416	$12,279

CHINA - 1.7%
JD.com Inc. - ADR - Class B (c)	616	19,860
Qihoo 360 Technology Co. Ltd. - ADR (c)	97	7,085

		26,945

	Shares/Par †	Value
DENMARK - 0.3%
FLSmidth & Co. A/S (e)	123	4,277

FRANCE - 4.7%
Kering SA	109	18,674
LVMH Moet Hennessy Louis Vuitton SE	179	28,067
Societe Generale SA - Class A	311	14,352
Technip SA	221	10,987

		72,080

GERMANY - 7.5%
Allianz SE	159	27,946
Bayer AG	180	22,537
Deutsche Bank AG	560	13,611
Linde AG	85	12,228
SAP SE	384	30,495
Siemens AG	78	7,532

		114,349

INDIA - 3.3%
DLF Ltd.	10,312	17,988
ICICI Bank Ltd. - ADR	2,441	19,116
Zee Entertainment Enterprises Ltd.	2,020	13,318

		50,422

ITALY - 1.5%
Banca Monte dei Paschi di Siena SpA (c)	4,087	5,410
Brunello Cucinelli SpA (e)	261	4,610
Prysmian SpA	294	6,421
Tod’s SpA (e)	85	6,731

		23,172

JAPAN - 12.6%
Dai-Ichi Life Insurance Co. Ltd.	1,301	21,637
Fanuc Ltd.	62	10,630
KDDI Corp.	934	24,245
Keyence Corp.	46	25,443
Kyocera Corp. (e)	368	17,104
Murata Manufacturing Co. Ltd.	245	35,237
Nidec Corp.	321	23,285
Nintendo Co. Ltd.	25	3,410
Nomura Holdings Inc.	1,280	7,131
Sumitomo Mitsui Financial Group Inc.	439	16,580
Suzuki Motor Corp. (e)	265	8,037

		192,739

MEXICO - 0.5%
Fomento Economico Mexicano SAB de CV - ADR	92	8,467

NETHERLANDS - 2.3%
Airbus Group NV	527	35,514

SPAIN - 3.2%
Banco Bilbao Vizcaya Argentaria SA	1,708	12,479
Inditex SA	857	29,449
Repsol SA	667	7,341

		49,269

SWEDEN - 3.2%
Assa Abloy AB - Series B	1,259	26,344
Telefonaktiebolaget LM Ericsson - Class B	2,309	22,262

		48,606

SWITZERLAND - 5.1%
Credit Suisse Group AG	851	18,343
Nestle SA	213	15,794
Roche Holding AG	53	14,584
UBS Group AG	1,535	29,782

		78,503

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
UNITED KINGDOM - 3.9%
Circassia Pharmaceuticals Plc (c)	2,584	12,165
Earthport Plc (c)	5,561	2,029
International Game Technology Plc (e)	466	7,540
Shire Plc	144	9,891
Unilever Plc	648	27,789

		59,414

UNITED STATES OF AMERICA - 45.6%
3M Co.	143	21,600
ACADIA Pharmaceuticals Inc. (c)	281	10,010
Adobe Systems Inc. (c)	364	34,201
Aetna Inc.	350	37,796
Alphabet Inc. - Class A (c)	45	34,909
Alphabet Inc. - Class C (c)	47	35,318
Anthem Inc.	188	26,247
Biogen Inc. (c)	54	16,552
BioMarin Pharmaceutical Inc. (c)	120	12,597
Bluebird Bio Inc. (c) (e)	110	7,058
Celldex Therapeutics Inc. (c) (e)	744	11,667
CIGNA Corp.	28	4,110
Citigroup Inc.	643	33,256
Clovis Oncology Inc. (c) (e)	100	3,512
Colgate-Palmolive Co.	504	33,545
eBay Inc. (c)	606	16,655
Emerson Electric Co.	217	10,371
Facebook Inc. - Class A (c)	270	28,208
FNF Group	341	11,815
Gilead Sciences Inc.	207	20,912
Goldman Sachs Group Inc.	127	22,963
Humana Inc.	8	1,364
Intuit Inc.	296	28,540
Ionis Pharmaceuticals Inc. (c) (e)	106	6,578
MacroGenics Inc. (c)	242	7,489
Maxim Integrated Products Inc.	811	30,831
McDonald’s Corp.	85	9,991
McGraw-Hill Financial Inc.	417	41,073
Medivation Inc. (c)	94	4,528
PayPal Holdings Inc. (c)	606	21,940
St. Jude Medical Inc.	154	9,533
SunEdison Inc. (c) (e)	2,422	12,326
Theravance Biopharma Inc. (c) (e)	87	1,431
Tiffany & Co.	234	17,821
United Parcel Service Inc. - Class B	205	19,713
Vertex Pharmaceuticals Inc. (c)	60	7,547
Walt Disney Co.	278	29,224
Zimmer Biomet Holdings Inc.	162	16,572

		699,803

Total Common Stocks (cost $1,295,595)		1,475,839

PREFERRED STOCKS - 1.9%

GERMANY - 1.9%
Bayerische Motoren Werke AG	339	28,359

INDIA - 0.0%
Zee Entertainment Enterprises Ltd., 6.00%, 03/05/22	28,061	382

Total Preferred Stocks (cost $25,147)		28,741

RIGHTS - 0.0%

SPAIN - 0.0%
Repsol SA (c) (e)	658	328

Total Rights (cost $332)		328

	Shares/Par †	Value
SHORT TERM INVESTMENTS - 5.5%

Investment Company - 1.8%
JNL Money Market Fund, 0.19% (a) (h)	27,717	27,717

Securities Lending Collateral - 3.7%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	56,144	56,144

Total Short Term Investments (cost $83,861)		83,861

Total Investments - 103.6% (cost $1,404,935)		1,588,769
Other Assets and Liabilities, Net - (3.6%)		(55,588)

Total Net Assets - 100.0%		$1,533,181

JNL/PIMCO Real Return Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 9.3%
Aegis Asset Backed Securities Trust REMIC, 1.12%, 03/25/35 (i)	$1,200	$967
Aquilae CLO Plc, 0.29%, 01/17/23 (i), EUR	333	361
Arran Residential Mortgages Funding Plc, 1.36%, 11/19/47 (i) (r), EUR	2,300	2,504
Banc of America Commercial Mortgage Trust REMIC
5.56%, 05/10/17 (i)	2,469	2,537
5.74%, 07/10/17 (i)	1,993	2,073
5.89%, 07/10/44 (i)	1,783	1,792
Banc of America Mortgage Trust REMIC, 2.79%, 06/25/35 (i)	147	140
Banc of America Re-REMIC Trust REMIC
5.59%, 05/24/17 (i) (r)	914	931
5.65%, 07/17/17 (i) (r)	521	527
Banca Monte dei Paschi di Siena SpA, 4.88%, 09/15/16, EUR	700	783
BCAP LLC Trust REMIC
5.28%, 04/26/17 (i) (r)	1,159	1,120
5.25%, 05/26/22 (r)	2,294	2,377
Bear Stearns Adjustable Rate Mortgage Trust REMIC
2.61%, 05/25/33 (i)	35	35
2.89%, 02/25/34 (i)	257	251
3.23%, 11/25/34 (i)	255	256
3.15%, 01/25/35 (i)	177	173
2.69%, 03/25/35 (i)	329	320
2.92%, 03/25/35 (i)	30	30
2.05%, 08/25/35 (i)	39	39
Bear Stearns Alt-A Trust REMIC
2.46%, 01/25/36 (i)	509	417
2.60%, 08/25/36 (i)	250	184
Bear Stearns Asset Backed Securities Trust REMIC, 1.42%, 08/25/37 (i)	654	604
Bear Stearns Structured Products Inc. Trust REMIC, 2.57%, 12/26/46 (i)	701	533
Chase Mortgage Finance Corp. REMIC, 2.63%, 02/25/37 (i)	58	58
Citigroup Mortgage Loan Trust Inc. REMIC
2.42%, 08/25/35 (i)	63	64
2.43%, 08/25/35 (i)	45	45
2.71%, 08/25/35 (i)	336	248
0.50%, 01/25/37 (i)	104	66
0.48%, 05/25/37 (i)	213	146
2.91%, 09/25/37 (i)	1,399	1,261
College Loan Corp. Trust, 0.57%, 01/25/24 (i)	800	776
Countrywide Asset-Backed Certificates REMIC
0.67%, 10/25/34 (i)	33	32
0.60%, 12/25/34 (i)	1,321	1,296

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
0.60%, 09/25/36 (i)	135	133
Countrywide Home Loan Mortgage Pass-Through Trust REMIC
2.77%, 08/25/34 (i)	238	210
2.61%, 11/20/34 (i)	179	168
2.56%, 04/20/35 (i)	215	214
Credit Suisse Mortgage Capital Certificates REMIC
5.47%, 07/16/16 (r)	987	994
5.38%, 11/15/16 (r)	690	698
5.70%, 06/15/39 (i)	3,037	3,118
Credit Suisse Mortgage Capital Mortgage-Backed Trust REMIC, 5.86%, 02/25/37 (i)	872	452
Credit-Based Asset Servicing and Securitization LLC REMIC, 0.32%, 07/25/37 (i) (r)	161	101
CS First Boston Mortgage Securities Corp. REMIC, 2.43%, 04/25/34 (i)	179	179
CWABS Asset-Backed Certificates Trust REMIC, 0.77%, 04/25/36 (i)	1,746	1,720
DBUBS Mortgage Trust REMIC, 3.39%, 06/10/16 (r)	12,055	12,096
Dryden XI-Leveraged Loan CDO, 0.57%, 04/12/20 (i) (r)	1,158	1,148
Elm CLO Ltd., 1.72%, 01/17/23 (i) (r)	9,605	9,622
First NLC Trust REMIC, 0.49%, 08/25/37 (i) (r)	339	171
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 01/10/17	3,376	3,451
Grifonas Finance Plc, 0.32%, 08/28/39 (i) (q), EUR	1,144	939
GS Mortgage Securities Trust REMIC, 4.59%, 07/10/20 (r)	4,300	4,616
GSR Mortgage Loan Trust REMIC, 2.97%, 01/25/35 (i)	223	213
Harborview Mortgage Loan Trust REMIC, 2.55%, 04/19/34 (i)	298	296
Hillmark Funding, 0.63%, 05/21/21 (i) (r)	4,308	4,227
Indymac Index Mortgage Loan Trust REMIC
2.50%, 03/25/35 (i)	557	554
2.89%, 11/25/35 (i)	591	534
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 5.79%, 08/12/17 (i)	3,535	3,674
JPMorgan Mortgage Acquisition Trust REMIC, 0.54%, 10/25/33 (i)	2,785	2,723
JPMorgan Mortgage Trust REMIC
2.77%, 07/25/35 (i)	202	202
2.75%, 08/25/35 (i)	361	341
2.78%, 08/25/35 (i)	274	270
2.74%, 09/25/35 (i)	79	71
2.15%, 07/27/37 (i) (r)	713	662
LB-UBS Commercial Mortgage Trust REMIC, 5.42%, 01/15/17	5,876	6,010
Lehman Brothers Mortgage Loan Trust REMIC, 0.51%, 06/25/37 (i) (r)	320	196
Marche M5 Srl, 0.34%, 07/27/16 (i), EUR	183	199
Marche Mutui 4 Srl, 0.34%, 02/25/55 (i), EUR	535	573
Marche Mutui Srl, 2.19%, 07/27/19 (i), EUR	1,097	1,209
MASTR Adjustable Rate Mortgages Trust REMIC, 2.26%, 12/25/33 (i)	487	475
Merrill Lynch Mortgage Investors Trust REMIC
2.29%, 02/25/33 (i)	177	169
2.48%, 02/25/34 (i)	269	271
2.52%, 10/25/35 (i)	369	371
Morgan Stanley Capital I Trust REMIC
5.92%, 07/11/17 (i)	2,672	2,776
0.48%, 05/25/37 (i)	116	73
Nautique Funding Ltd., 0.57%, 04/15/20 (i) (r)	130	128

	Shares/Par †	Value
NCUA Guaranteed Notes Trust REMIC
0.73%, 10/07/20 (i)	1,800	1,809
0.84%, 12/08/20 (i)	3,008	3,027
NYLIM Flatiron CLO Ltd., 0.56%, 08/08/20 (i) (r)	85	84
OneMain Financial Issuance Trust, 2.47%, 12/18/17 (r)	9,200	9,160
Penta CLO SA, 0.17%, 06/04/24 (i), EUR	990	1,063
People’s Choice Home Loan Securities Trust Series REMIC, 1.28%, 08/25/35 (i)	9,443	7,088
Provident Funding Mortgage Loan Trust REMIC, 2.61%, 08/25/33 (i)	173	179
RASC Trust REMIC, 0.84%, 12/25/35 (i)	500	426
RBSCF Trust REMIC
5.69%, 07/16/17 (i) (r)	3,781	3,886
6.04%, 08/16/17 (i) (r)	1,188	1,217
RBSSP Resecuritization Trust REMIC, 0.42%, 12/29/36 (i) (r)	6,071	5,357
Residential Asset Securitization Trust REMIC, 5.50%, 06/25/33	47	48
SLM Student Loan Trust
1.82%, 10/25/17 (i)	4,088	4,091
REMIC, 0.36%, 04/25/19 (i)	5,998	5,922
Structured Adjustable Rate Mortgage Loan Trust REMIC
2.59%, 02/25/34 (i)	488	487
2.76%, 12/25/34 (i)	247	242
Structured Asset Mortgage Investments Inc. REMIC, 1.06%, 10/19/34 (i)	29	28
Structured Asset Securities Corp. REMIC, 0.56%, 06/25/37 (i)	1,477	1,430
Swan Trust, 3.37%, 04/25/41 (i), AUD	204	150
Symphony CLO III Ltd., 0.60%, 05/15/19 (i) (r)	1,272	1,261
TBW Mortgage Backed Pass-Through Certificates REMIC, 5.97%, 09/25/36 (i)	473	69
Vornado DP LLC Trust, 4.00%, 09/13/20 (r)	4,600	4,852
Washington Mutual Alternative Mortgage Pass-Through Certificates REMIC, 2.60%, 12/25/35 (i)	231	211
Washington Mutual Mortgage Pass-Through Certificates REMIC
2.18%, 03/25/33 (i)	87	86
2.56%, 06/25/33 (i)	258	262
2.56%, 09/25/33 (i)	244	241
2.58%, 08/25/35 (i)	76	72
1.26%, 08/25/46 (i)	3,958	3,281
1.03%, 05/25/47 (i)	493	411
Wells Fargo Mortgage Backed Securities Trust REMIC
2.85%, 12/25/34 (i)	266	261
2.81%, 04/25/36 (i)	952	922
Wood Street CLO BV, 0.28%, 03/29/21 (i) (r), EUR	44	48

Total Non-U.S. Government Agency Asset- Backed Securities (cost $147,466)		146,864

CORPORATE BONDS AND NOTES - 9.8%

ENERGY - 0.6%
Kinder Morgan Finance Co. ULC, 5.70%, 01/05/16 (e)	5,000	5,002
Petrobras Global Finance BV
1.99%, 05/20/16 (i)	900	877
2.89%, 03/17/17 (i)	600	550
3.25%, 03/17/17	200	185
2.75%, 01/15/18, EUR	600	527
2.46%, 01/15/19 (i)	200	152
3.00%, 01/15/19 (e)	200	152

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
3.25%, 04/01/19, EUR	300	237
4.88%, 03/17/20	700	525
3.75%, 01/14/21, EUR	300	216
4.38%, 05/20/23	100	66
6.63%, 01/16/34, GBP	200	178
Petrobras International Finance Co.
5.88%, 03/01/18	100	89
7.88%, 03/15/19 (e)	100	89
5.38%, 01/27/21	100	75

		8,920

FINANCIALS - 7.6%
Ally Financial Inc.
2.75%, 01/30/17	5,900	5,885
3.25%, 02/13/18	9,700	9,651
Banco Bilbao Vizcaya Argentaria SA, 6.75% (callable at 100 beginning 02/18/20) (m), EUR	600	637
Banco Santander SA, 6.25%, (callable at 100 beginning 09/11/21) (m), EUR	800	813
Bank of America Corp., 3.88%, 08/01/25	8,500	8,629
Bank of New York Mellon Corp., 1.23%, 08/17/20 (i)	2,600	2,605
Bankia SA
0.15%, 01/25/16 (i), EUR	600	652
4.38%, 02/14/17, EUR	100	113
3.50%, 01/17/19, EUR	2,100	2,401
Barclays Bank Plc, 7.63%, 11/21/22	1,000	1,139
Barclays Bank Plc Credit Linked Note (Pemex, 9.50%, 09/15/27, Moody’s rating A3) (q), MXN	5,000	279
Barclays Plc
6.50% (callable at 100 beginning 09/15/19) (m), EUR	300	330
8.00% (callable at 100 beginning 12/15/20) (m), EUR	1,800	2,120
8.25% (callable at 100 beginning 12/15/18) (m) (v)	1,400	1,491
BPCE SA, 0.93%, 11/18/16 (i)	14,100	14,103
BPE Financiaciones SA
2.88%, 05/19/16, EUR	4,100	4,491
2.50%, 02/01/17, EUR	1,600	1,767
Citigroup Inc.
0.85%, 05/01/17 (i)	18,700	18,615
2.65%, 10/26/20	2,100	2,085
Credit Agricole SA
6.50% (callable at 100 beginning 06/23/21) (m), EUR	300	335
7.50% (callable at 100 beginning 06/23/26) (m), GBP	2,000	2,893
7.88% (callable at 100 beginning 01/23/24) (m)	1,800	1,840
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22 (e) (r)	1,500	1,499
3.75%, 03/26/25 (r)	250	242
Depfa ACS Bank, 3.88%, 11/14/16, EUR	400	448
Eksportfinans ASA, 2.38%, 05/25/16	3,200	3,202
Ford Motor Credit Co. LLC, 2.38%, 01/16/18	7,300	7,283
Goldman Sachs Group Inc., 1.71%, 09/15/20 (i)	6,900	6,915
International Lease Finance Corp., 6.75%, 09/01/16 (r)	900	925
Intesa Sanpaolo SpA, 3.13%, 01/15/16	2,600	2,602
JPMorgan Chase & Co., 2.75%, 06/23/20	5,700	5,727
Lloyds Bank Plc
1.75%, 05/14/18	250	249
3.50%, 05/14/25	50	50

	Shares/Par †	Value
Lloyds Banking Group Plc
7.62% (callable at 100 beginning 06/27/23) (m) (v), GBP	200	309
7.87% (callable at 100 beginning 06/27/29) (m) (v), GBP	300	468
Nova Ljubljanska Banka d.d Co., 2.88%, 07/03/17, EUR	1,600	1,756
Royal Bank of Scotland Group Plc
7.50% (callable at 100 beginning 08/10/20) (m) (v)	300	312
4.70%, 07/03/18	100	104
9.50%, 03/16/22	500	540
Turkiye Garanti Bankasi A/S, 2.82%, 04/20/16 (i) (r)	1,100	1,098
UBS AG
7.25%, 02/22/22	1,000	1,043
4.75%, 05/22/23	300	305
Wells Fargo & Co., 7.98%, (callable at 100 beginning 03/15/18) (m)	1,300	1,350

		119,301

INDUSTRIALS - 0.3%
GATX Financial Corp., 5.80%, 03/01/16	1,000	1,007
Hellenic Railways Organization SA, 4.03%, 03/17/17 (q), EUR	3,400	3,399

		4,406

INFORMATION TECHNOLOGY - 0.2%
Hewlett Packard Enterprise Co.
2.45%, 10/05/17 (r)	2,000	1,999
2.85%, 10/05/18 (r)	2,000	1,999

		3,998

TELECOMMUNICATION SERVICES - 1.1%
AT&T Inc.
1.53%, 06/30/20 (i)	1,000	993
2.45%, 06/30/20	1,600	1,576
3.00%, 06/30/22	3,600	3,502
3.40%, 05/15/25	4,500	4,326
4.50%, 05/15/35	1,200	1,110
4.75%, 05/15/46	1,800	1,648
BellSouth Corp., 4.82%, 04/26/21 (r)	3,900	3,946

		17,101

Total Corporate Bonds and Notes (cost $158,453)		153,726

GOVERNMENT AND AGENCY OBLIGATIONS - 118.4%

GOVERNMENT SECURITIES - 117.7%

Municipals - 0.0%
Tobacco Settlement Authority of West Virginia, 7.47%, 06/01/47	310	268

Sovereign - 4.4%
Autonomous Community of Catalonia, Spain, 4.95%, 02/11/20, EUR	1,800	2,105
Brazil Letras do Tesouro Nacional, 0.00%, 10/01/16 - 01/01/17 (j), BRL	196,480	43,785
Hellenic Republic Government Bond
4.75%, 04/17/19 (r), EUR	1,300	1,295
3.00%, 02/24/23 - 02/24/42 (k), EUR	5,975	3,867
Hellenic Republic Government International Bond, 4.50%, 07/03/17, JPY	170,000	1,273
Mexico Bonos, 4.75%, 06/14/18, MXN	41,790	2,436
Mexico Bonos de Proteccion al Ahorro, 3.52%, 01/04/18 (q), MXN	194,700	11,524
Slovenia Government International Bond, 4.70%, 11/01/16 (r), EUR	2,700	3,046

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Spain Government Bond, 2.15%, 10/31/25 (r), EUR	400	449

		69,780

Treasury Inflation Index Securities - 112.5%
Corp. Andina de Fomento Inflation Indexed Note, 3.95%, 10/15/21 (n), MXN	10,762	621
Deutsche Bundesrepublik Inflation Indexed Bond, 0.75%, 04/15/18 (g) (n), EUR	4,789	5,331
France Government Inflation Indexed Bond, 0.25%, 07/25/18 (n), EUR	1,145	1,281
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note
1.70%, 09/15/18 (n), EUR	2,227	2,551
2.35%, 09/15/24 (n) (r), EUR	12,125	15,194
3.10%, 09/15/26 (n), EUR	425	575
2.55%, 09/15/41 (n), EUR	381	519
Mexico Inflation Indexed Udibonos
4.50%, 12/04/25 (n), MXN	145,991	9,287
4.00%, 11/08/46 (n), MXN	103,666	6,046
New Zealand Government Inflation Indexed Bond
2.00%, 09/20/25 (s), NZD	14,500	10,045
3.00%, 09/20/30 (q) (s), NZD	2,500	1,877
Spain Government Inflation Indexed Bond
1.80%, 11/30/24 (n) (r), EUR	2,607	3,104
1.00%, 11/30/30 (n) (r), EUR	2,400	2,557
U.S. Treasury Inflation Indexed Note
2.00%, 01/15/16 (n)	6,411	6,410
0.13%, 04/15/16 - 01/15/23 (g) (n)	266,770	258,695
2.50%, 07/15/16 - 01/15/29 (g) (n)	51,549	55,844
2.38%, 01/15/17 (n)	9,907	10,149
0.13%, 04/15/17 - 07/15/24 (g) (n) (o)	244,324	237,656
2.63%, 07/15/17 (n) (o)	1,148	1,198
1.63%, 01/15/18 (n) (o)	1,135	1,170
0.13%, 04/15/18 (n) (o)	2,984	2,977
1.88%, 07/15/19 (g) (n) (o)	21,610	22,899
1.38%, 01/15/20 (g) (n) (o)	90,188	93,679
0.13%, 04/15/20 (n)	14,625	14,428
1.25%, 07/15/20 (g) (n)	87,573	90,989
1.13%, 01/15/21 (g) (n) (o)	18,646	19,205
0.63%, 07/15/21 - 01/15/24 (g) (n)	193,124	193,451
0.38%, 07/15/23 (g) (n)	26,061	25,422
0.25%, 01/15/25 (n) (o)	3,314	3,158
2.38%, 01/15/25 - 01/15/27 (g) (n)	193,003	220,200
0.38%, 07/15/25 (g) (n) (o)	2,708	2,617
2.00%, 01/15/26 (g) (n)	88,759	98,443
1.75%, 01/15/28 (g) (n)	18,868	20,576
3.63%, 04/15/28 (n)	10,470	13,661
3.88%, 04/15/29 (g) (n)	52,373	71,010
2.13%, 02/15/40 (g) (n)	42,519	49,890
2.13%, 02/15/41 (n) (o)	4,779	5,638
0.75%, 02/15/42 (g) (n) (o)	12,989	11,364
0.63%, 02/15/43 (n) (o)	952	802
1.38%, 02/15/44 (g) (n)	108,215	109,683
0.75%, 02/15/45 (g) (n)	25,018	21,720
United Kingdom Inflation Indexed Bond
0.13%, 03/22/24 (g) (n), GBP	21,623	33,798
0.13%, 03/22/44 - 03/22/68 (n), GBP	5,131	9,794
0.38%, 03/22/62 (n), GBP	891	2,174

		1,767,688

U.S. Treasury Securities - 0.7%
U.S. Treasury Bond
3.00%, 11/15/44 - 05/15/45 (g)	5,620	5,585
2.50%, 02/15/45	5,880	5,265

		10,850

	Shares/Par †	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.8%

Federal Home Loan Mortgage Corp. - 0.7%
Federal Home Loan Mortgage Corp.
2.11%, 07/01/36 (i)	270	286
2.24%, 09/01/36 (i)	335	354
2.41%, 10/01/36 (i)	125	131
0.78%, 09/15/42 (i)	8,440	8,369
REMIC, 0.78%, 08/15/33 (i)	1,172	1,174
REMIC, 1.44%, 10/25/44 - 02/25/45 (i)	725	737

		11,051

Federal National Mortgage Association - 0.0%
Federal National Mortgage Association
2.22%, 11/01/35 (i)	38	39
2.50%, 03/01/36 (i)	64	69
5.69%, 06/01/36 (i)	17	17
REMIC, 0.48%, 07/25/37 (i)	217	204

		329

Small Business Administration Participation Certificates - 0.1%
Small Business Administration Participation Certificates, 5.29%, 12/01/27	638	702

Total Government and Agency Obligations (cost $1,891,725)		1,860,668

PREFERRED STOCKS - 0.0%

FINANCIALS - 0.0%
Wells Fargo & Co., 7.50% - Series L (m) (v)	1	579

Total Preferred Stocks (cost $500)		579

PURCHASED OPTIONS - 0.1%
Put Swaption, 3-Month LIBOR versus 1.00% fixed, Expiration 06/23/16, MSC (q)	1,242	290
Put Swaption, 3-Month LIBOR versus 1.00% fixed, Expiration 06/24/16, MSC (q)	1,232	289
Put Swaption, 3-Month LIBOR versus 1.50% fixed, Expiration 04/06/16, MSC (q)	959	2
Put Swaption, 3-Month LIBOR versus 1.50% fixed, Expiration 04/11/16, CGM (q)	2,547	8
Put Swaption, 3-Month LIBOR versus 2.50% fixed, Expiration 12/11/17, MSS (q)	120	1,147
Put Swaption, 3-Month LIBOR versus 3.40% fixed, Expiration 12/05/16, CSI (q)	316	157

Total Purchased Options (cost $2,666)		1,893

OTHER EQUITY INTERESTS - 0.0%
Lehman Brothers Holdings Inc. Escrow, 7.00%, 09/27/27 (c) (q) (u)	100	8

Total Other Equity Interests (cost $0)		8

SHORT TERM INVESTMENTS - 7.2%

Certificates of Deposit - 0.8%
Banco Bilbao Vizcaya Argentaria, 1.21%, 05/16/16 (i)	$8,500	8,484
Intesa Sanpaolo SpA, 1.70%, 04/11/16 (i)	3,300	3,303

		11,787

Federal Home Loan Bank - 4.4% (w)
Federal Home Loan Bank
0.25%, 01/15/16 - 01/22/16	14,600	14,599
0.00%, 01/27/16	300	300
0.34%, 02/19/16	53,800	53,773

		68,672

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Federal Home Loan Mortgage Corp. - 0.2% (w)
Federal Home Loan Mortgage Corp., 0.22%, 01/05/16	3,500	3,500

Securities Lending Collateral - 0.4%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	6,941	6,941

Treasury Securities - 1.4%
Brazil Letras do Tesouro Nacional, 0.00%, 01/01/19, BRL	24,400	3,897
U.S. Treasury Bill
0.06%, 01/07/16 (o)	$13,825	13,824
0.05%, 01/14/16 (o)	892	892
0.01%, 01/28/16 (o)	3,155	3,155

		21,768

Total Short Term Investments (cost $114,235)		112,668

Total Investments - 144.8% (cost $2,315,045)		2,276,406
Other Assets and Liabilities, Net - (44.8%)		(704,553)

Total Net Assets - 100.0%		$1,571,853

JNL/PIMCO Total Return Bond Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 15.8%
ABFC Trust REMIC, 0.53%, 01/25/37 (i)	$5,253	$3,199
Accredited Mortgage Loan Trust, 1.02%, 04/25/34 (i)	798	721
ACE Securities Corp. Home Equity Loan Trust REMIC, 0.72%, 02/25/36 (i)	18,000	16,093
Aire Valley Mortgages Plc, 0.17%, 09/20/66 (i), EUR	6,211	6,554
Ally Auto Receivables Trust, 0.68%, 06/15/16	6,601	6,599
Alpine Securitization REMIC
1.42%, 08/25/35 (i)	12,573	9,420
0.74%, 11/20/35 (i)	12,706	10,239
0.59%, 09/20/46 (i)	7,022	6,089
Alternative Loan Trust REMIC, 0.69%, 11/25/35 (i)	5,780	3,859
American Home Mortgage Assets Trust REMIC
1.18%, 11/25/46 (i)	14,092	7,151
0.96%, 02/25/47 (i)	9,959	5,934
American Home Mortgage Investment Trust REMIC, 2.65%, 02/25/45 (i)	185	185
Ameriquest Mortgage Securities Inc. REMIC, 0.89%, 10/25/35 (i)	16,700	16,241
Amortizing Residential Collateral Trust REMIC, 1.00%, 07/25/32 (i)	18	16
Argent Securities Inc. REMIC, 0.78%, 10/25/35 (i)	2,995	2,834
Asset Backed Securities Corp. Home Equity REMIC, 0.97%, 09/25/34 (i)	4	4
Banc of America Commercial Mortgage Trust REMIC
5.56%, 05/10/17 (i)	2,409	2,476
5.83%, 05/10/45 (i)	714	715
Banc of America Funding Trust REMIC
2.92%, 02/20/35 (i)	1,566	1,542
2.75%, 05/25/35 (i)	18,318	18,630
Banc of America Mortgage Trust REMIC, 6.50%, 10/25/31	15	15
BBCMS Trust REMIC, 3.32%, 09/10/20 (r)	11,000	11,127
BCAP LLC Trust REMIC
5.28%, 04/26/17 (i) (r)	362	350
0.40%, 03/26/18 (i) (r)	14,937	10,485
4.46%, 01/12/22 (i) (r)	8,978	5,982

	Shares/Par †	Value
5.25%, 05/26/22 (r)	2,886	2,990
5.25%, 02/26/36 (r)	1,606	1,422
5.25%, 05/25/37 (r)	7,494	6,376
Bear Stearns Adjustable Rate Mortgage Trust REMIC
2.77%, 11/25/30 (i)	1	1
2.43%, 02/25/33 (i)	2	2
2.58%, 02/25/33 (i)	6	5
2.54%, 04/25/33 (i)	34	34
2.87%, 01/25/34 (i)	160	160
2.77%, 04/25/34 (i)	383	376
2.81%, 11/25/34 (i)	690	667
2.92%, 03/25/35 (i)	1,200	1,213
Bear Stearns Alt-A Trust REMIC
2.60%, 05/25/35 (i)	419	405
2.73%, 09/25/35 (i)	271	228
3.05%, 09/25/35 (i)	17,309	12,960
Bear Stearns Asset Backed Securities I Trust REMIC
1.07%, 03/25/35 (i)	9,584	9,002
0.62%, 04/25/37 (i)	2,615	2,578
Bear Stearns Asset Backed Securities Trust REMIC
0.83%, 12/25/35 (i)	5,700	5,540
0.68%, 10/25/36 (i)	9,542	9,092
0.67%, 01/25/37 (i)	5,017	3,705
Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.33%, 02/11/17	251	258
Bear Stearns Structured Products Inc. Trust REMIC
2.69%, 01/26/36 (i)	822	675
1.72%, 03/25/37 (i) (r)	2,947	2,700
2.57%, 12/26/46 (i)	482	366
BNC Mortgage Loan Trust REMIC, 0.52%, 05/25/37 (i)	2,038	1,978
Bridgeport CLO II Ltd., 0.76%, 06/18/21 (i) (r)	11,664	11,417
Carlyle Global Market Strategies, 1.55%, 04/20/22 (i) (r)	8,800	8,737
Chase Mortgage Finance Trust REMIC, 2.70%, 12/25/35 (i)	1,631	1,555
ChaseFlex Trust REMIC, 5.00%, 07/25/37	1,019	895
CIFC Funding Ltd.
1.62%, 01/19/23 (i) (r)	1,960	1,956
1.51%, 08/14/24 (i) (r)	21,000	20,956
Citicorp Mortgage Securities Trust REMIC, 6.00%, 02/25/37	1,922	1,952
Citigroup Mortgage Loan Trust Inc. REMIC
2.95%, 11/25/35 (i)	11,597	10,283
2.73%, 12/25/35 (i)	76	75
0.48%, 05/25/37 (i)	532	364
5.75%, 10/25/37 (k) (r)	6,460	5,946
Commercial Mortgage Pass-Through Certificates REMIC, 2.37%, 04/26/38 (i) (r)	3,700	3,622
Countrywide Alternative Loan Trust REMIC
1.66%, 08/25/35 (i)	965	868
0.60%, 12/20/46 (i)	11,541	8,522
0.59%, 03/20/47 (i)	7,913	6,126
0.60%, 05/25/47 (i)	549	450
Countrywide Asset-Backed Certificates REMIC
0.57%, 04/25/34 (i)	4,649	4,141
1.17%, 06/25/34 (i)	266	252
0.60%, 10/25/34 (i)	622	610
0.56%, 10/25/35 (i)	8,386	6,504
0.92%, 12/25/35 (i)	5,000	4,204
0.62%, 02/25/36 (i)	18,895	13,652
Countrywide Home Loan Mortgage Pass-Through Trust REMIC
5.50%, 10/25/34	3,387	3,491

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
2.64%, 11/20/34 (i)	1,238	1,185
2.65%, 11/25/34 (i)	499	472
2.67%, 02/20/35 (i)	709	706
5.75%, 12/25/35	3,734	3,485
2.59%, 02/20/36 (i)	109	101
Credit Suisse Commercial Mortgage Trust REMIC, 5.30%, 11/18/16	2,893	2,958
Credit Suisse Mortgage Capital Certificates REMIC
5.69%, 07/15/17 (i)	7,495	7,743
5.38%, 02/15/40	544	555
CS First Boston Mortgage Securities Corp. REMIC, 0.82%, 03/25/32 (i) (r)	40	37
CSMC Mortgage-Backed Trust REMIC, 6.00%, 07/25/36	3,154	2,398
CVS Pass-Through Trust, 6.94%, 01/10/30	319	364
CWABS Asset-Backed Certificates Trust REMIC
0.88%, 04/25/36 (i)	5,400	4,377
0.66%, 03/25/47 (i)	7,000	4,323
Deco 2014-BONN Ltd., 1.25%, 11/07/24 (i) (r), EUR	2,579	2,804
Dell Equipment Finance Trust
0.53%, 10/24/16 (r)	8,050	8,050
1.31%, 12/22/17 (i) (r)	6,000	6,000
Deutsche Mortgage Securities Inc. Re-REMIC Trust Certificates REMIC, 2.74%, 06/26/35 (i) (r)	4,664	4,635
Equity One ABS Inc., 0.98%, 11/25/32 (i)	57	54
Eurohome UK Mortgages Plc, 0.73%, 06/15/44 (i), GBP	4,492	6,086
First Franklin Mortgage Loan Trust REMIC
1.23%, 04/25/35 (i) (r)	1,824	1,717
0.78%, 10/25/35 (i)	5,286	4,922
First Horizon Asset Securities Inc. REMIC, 2.94%, 02/25/36 (i)	981	919
First Horizon Mortgage Pass-Through Trust REMIC, 2.67%, 10/25/35 (i)	2,016	1,754
GE-WMC Mortgage Securities LLC REMIC, 0.67%, 12/25/35 (i)	5,289	4,838
GoldenTree Loan Opportunities IV Ltd., 0.59%, 08/18/22 (i) (r)	5,386	5,316
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 01/10/17	844	863
GSAMP Trust REMIC
0.56%, 06/25/36 (i)	2,238	1,904
0.57%, 09/25/36 (i)	9,286	4,369
0.51%, 01/25/37 (i)	3,456	2,062
1.27%, 02/25/37 (i)	7,173	6,987
GSR Mortgage Loan Trust REMIC
2.81%, 09/25/35 (i)	850	869
2.85%, 11/25/35 (i)	278	267
Harborview Mortgage Loan Trust REMIC
0.62%, 05/19/35 (i)	120	100
2.68%, 07/19/35 (i)	529	466
Harvest CLO V SA, 0.20%, 04/05/24 (i), EUR	5,623	6,031
Highlander Euro CDO BV, 0.49%, 09/06/22 (i), EUR	8,537	9,224
Highlander Euro CDO III BV, 0.16%, 05/01/23 (i), EUR	1,483	1,572
Home Equity Asset Trust REMIC, 1.47%, 07/25/35 (i)	3,700	3,640
HSI Asset Securitization Corp. Trust REMIC, 0.78%, 12/25/35 (i)	3,000	2,552
IndyMac Adjustable-Rate Mortgage Trust REMIC, 1.86%, 01/25/32 (i)	—	—
IndyMac Index Mortgage Loan Trust REMIC, 2.61%, 01/25/36 (i)	644	534

	Shares/Par †	Value
IndyMac INDX Mortgage Loan Trust REMIC, 2.65%, 08/25/35 (i)	2,726	2,227
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.44%, 01/12/17	1,803	1,846
5.42%, 02/15/17	5,795	5,914
5.34%, 05/15/47	1,810	1,843
JPMorgan Mortgage Acquisition Trust REMIC
0.66%, 05/25/36 (i)	8,500	7,623
0.70%, 01/25/37 (i)	4,800	3,502
JPMorgan Mortgage Trust REMIC
5.75%, 01/25/36	138	120
5.50%, 04/25/36	1,146	1,170
Lehman XS Trust REMIC
1.22%, 10/25/35 (i)	3,084	2,872
0.59%, 02/25/37 (i)	8,523	4,772
Malin CLO BV, 0.20%, 05/07/23 (i), EUR	6,569	7,089
Marche M5 Srl, 0.34%, 07/27/16 (i), EUR	4,430	4,810
Mastr Asset Backed Securities Trust REMIC, 1.43%, 03/25/35 (i)	5,005	4,151
MASTR Asset Backed Securities Trust REMIC
0.53%, 08/25/36 (i)	12,728	5,986
0.47%, 01/25/37 (i)	448	194
Mellon Residential Funding Corp. REMIC, 2.61%, 10/20/29 (i)	61	61
Merrill Lynch Mortgage Investors Trust REMIC
2.29%, 05/25/33 (i)	369	357
0.80%, 08/25/35 (i)	6,513	5,905
1.67%, 10/25/35 (i)	7,309	7,087
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC
5.88%, 07/12/17 (i)	6,700	6,983
5.48%, 03/12/51 (i)	1,500	1,538
MLCC Mortgage Investors Inc. REMIC
1.42%, 10/25/35 (i)	92	87
0.67%, 11/25/35 (i)	162	153
Morgan Stanley ABS Capital I Inc. Trust REMIC, 0.58%, 04/25/36 (i)	915	903
Morgan Stanley Capital I Trust REMIC, 1.47%, 08/14/19 (i) (r)	4,339	4,323
Morgan Stanley Dean Witter Capital I REMIC, 1.32%, 07/25/32 (i)	1,487	1,429
Morgan Stanley Re-REMIC Trust REMIC, 5.99%, 04/12/17 (i) (r)	21,102	21,677
MortgageIT Trust REMIC, 0.68%, 12/25/35 (i)	6,213	5,625
New Century Home Equity Loan Trust REMIC, 0.93%, 09/25/35 (i)	1,900	1,713
Nomura Asset Acceptance Corp. REMIC, 2.97%, 08/25/35 (i)	2,559	2,501
Option One Mortgage Loan Trust REMIC, 0.93%, 08/25/35 (i)	3,700	2,820
Panther CDO V BV, 0.31%, 10/15/84 (i) (p) (q), EUR	8,251	8,574
Park Place Securities Inc. Asset-Backed Pass-Through Certificates REMIC
0.89%, 05/25/35 (i)	1,700	1,519
0.90%, 08/25/35 (i)	1,500	1,399
Prime Mortgage Trust REMIC
0.82%, 02/25/19 (i)	—	—
0.82%, 02/25/34 (i)	23	22
Queen Street CLO II BV, 0.25%, 08/15/24 (i), EUR	1,037	1,125
RALI Trust REMIC, 0.60%, 06/25/46 (i)	14,058	5,912
RAMP Trust REMIC, 1.07%, 05/25/35 (i)	12,706	10,549
RASC Trust REMIC
1.10%, 02/25/35 (i)	5,354	5,081
0.58%, 09/25/36 (i)	6,757	5,772
0.59%, 09/25/36 (i)	3,747	3,280

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
0.66%, 09/25/36 (i)	3,000	2,657
0.57%, 11/25/36 (i)	13,631	12,508
RBSSP Resecuritization Trust REMIC, 0.67%, 02/26/37 (i) (r)	2,387	2,240
Residential Accredit Loans Inc. Trust REMIC, 3.81%, 01/25/36 (i)	11,724	9,436
Securitized Asset Backed Receivables LLC Trust REMIC
1.40%, 03/25/35 (i)	617	584
0.67%, 05/25/36 (i)	4,127	2,350
0.48%, 12/25/36 (i)	284	110
SLM Student Loan Trust
1.82%, 10/25/17 (i)	4,862	4,866
2.98%, 12/16/19 (i) (r)	73	73
Soundview Home Loan Trust REMIC, 0.55%, 12/25/36 (i)	1,860	1,785
SpringCastle America Funding LLC, 2.70%, 05/25/23 (r)	14,073	14,042
Stone Tower CLO VI Ltd., 0.54%, 04/17/21 (i) (r)	4,851	4,813
Structured Asset Investment Loan Trust REMIC, 1.32%, 01/25/35 (i)	7,253	7,148
Structured Asset Mortgage Investments Inc. REMIC
1.06%, 09/19/32 (i)	30	29
0.65%, 07/19/35 (i)	405	387
0.55%, 03/25/37 (i)	1,096	838
Structured Asset Securities Corp. REMIC, 2.69%, 02/25/32 (i)	1	1
Vendee Mortgage Trust REMIC, 6.50%, 09/15/24	252	279
Washington Mutual Mortgage Pass-Through Certificates REMIC
1.77%, 02/25/31 (i)	—	—
2.43%, 01/25/36 (i)	886	880
4.15%, 08/25/36 (i)	3,963	3,480
1.64%, 08/25/42 (i)	86	82
1.46%, 11/25/42 (i)	54	50
0.71%, 10/25/45 (i)	109	101
Wells Fargo Mortgage Backed Securities Trust REMIC
2.82%, 01/25/35 (i)	321	325
2.76%, 03/25/36 (i)	3,088	2,948
2.76%, 03/25/36 (i)	432	429
2.74%, 04/25/36 (i)	2,127	2,074
2.71%, 07/25/36 (i)	5,234	5,097
Wood Street CLO BV, 0.23%, 11/22/21 (i), EUR	585	633

Total Non-U.S. Government Agency Asset- Backed Securities (cost $676,513)		683,769

CORPORATE BONDS AND NOTES - 22.1%

CONSUMER DISCRETIONARY - 0.2%
Altice SA
6.25%, 02/15/25 (r), EUR	4,100	3,759
7.63%, 02/15/25 (r)	1,000	862
MGM Resorts International, 7.50%, 06/01/16 (e)	2,100	2,139
Schaeffler Holding Finance BV, 5.75%, 11/15/21 (y), EUR	1,400	1,630
Wynn Las Vegas LLC, 5.50%, 03/01/25 (e) (r)	1,400	1,248

		9,638

CONSUMER STAPLES - 0.4%
Reynolds American Inc.
3.25%, 06/12/20	100	102
4.45%, 06/12/25	16,600	17,371

	Shares/Par †	Value
5.85%, 08/15/45	1,300	1,444

		18,917

ENERGY - 2.9%
Kinder Morgan Energy Partners LP
3.45%, 02/15/23	4,900	4,071
4.25%, 09/01/24	3,000	2,554
MPLX LP, 4.88%, 06/01/25 (p) (q)	6,700	5,996
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%, 06/30/22 (e) (r)	2,453	883
6.35%, 06/30/22	638	230
Petrobras Global Finance BV
1.99%, 05/20/16 (i)	2,600	2,535
2.00%, 05/20/16	700	690
2.89%, 03/17/17 (e) (i)	900	825
2.46%, 01/15/19 (e) (i)	500	380
3.41%, 03/17/20 (i)	700	497
4.88%, 03/17/20	200	150
4.38%, 05/20/23	7,900	5,214
4.25%, 10/02/23 (e), EUR	1,000	672
6.63%, 01/16/34, GBP	1,000	892
6.85%, 06/05/15 (e)	4,300	2,784
Petrobras International Finance Co.
3.88%, 01/27/16	2,700	2,694
6.13%, 10/06/16	100	99
3.50%, 02/06/17 (e)	1,100	1,028
8.38%, 12/10/18 (e)	700	644
7.88%, 03/15/19 (e)	18,700	16,549
5.75%, 01/20/20	5,300	4,160
5.38%, 01/27/21	1,100	820
6.88%, 01/20/40	4,600	2,990
6.75%, 01/27/41	2,700	1,728
Plains All American Pipeline LP, 4.65%, 10/15/25	1,100	961
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 09/30/20 (r)	3,256	3,454
Regency Energy Partners LP
5.50%, 04/15/23	1,600	1,439
4.50%, 11/01/23	4,200	3,635
Sabine Pass LNG LP, 6.50%, 11/01/20	2,500	2,425
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 04/28/20 (r)	25,500	25,086
Statoil ASA, 0.80%, 11/08/18 (i)	29,300	29,070

		125,155

FINANCIALS - 15.6%
ABN AMRO Bank NV, 2.45%, 06/04/20 (r)	3,900	3,867
Altice Financing SA
5.25%, 02/15/23 (r), EUR	1,400	1,514
6.63%, 02/15/23 (e) (r)	2,300	2,271
American Express Credit Corp.
1.55%, 09/14/20 (i)	9,300	9,379
2.60%, 09/14/20	9,300	9,326
American International Group Inc.
6.25%, 03/15/37	585	639
8.17%, 05/15/58 (i)	4,200	5,523
Asciano Finance Ltd., 5.00%, 04/07/18 (p) (q)	3,800	3,913
AvalonBay Communities Inc., 3.45%, 06/01/25	6,700	6,618
Banco de Credito e Inversiones, 3.00%, 09/13/17 (r)	3,200	3,217
Banco Espirito Santo SA
2.63%, 05/08/17, EUR	4,600	590
4.00%, 01/21/19, EUR	1,800	215
Bank of America Corp., 4.13%, 01/22/24	2,800	2,893
Bank of America NA
0.83%, 11/14/16 (i)	67,900	67,862
0.76%, 05/08/17 (i)	4,300	4,289
6.00%, 10/15/36	3,200	3,799

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Barclays Bank Plc
7.63%, 11/21/22	2,800	3,189
7.75%, 04/10/23 (i) (v)	12,800	13,664
BBVA Bancomer SA
4.50%, 03/10/16 (r)	1,200	1,206
6.50%, 03/10/21 (r)	2,400	2,544
Blackstone CQP Holdco LP, 9.30%, 03/31/19 (f) (p) (q)	2,410	2,404
BPCE SA, 12.50%, (callable at 100 beginning 09/30/19) (m) (p) (q)	5,600	7,169
Caixa Economica Federal, 2.38%, 11/06/17 (r)	3,200	2,944
Cantor Fitzgerald LP, 6.50%, 06/17/22 (p) (q)	11,100	11,551
Capital One NA, 1.51%, 08/17/18 (i)	22,500	22,665
CIT Group Inc., 4.25%, 08/15/17	8,200	8,385
Citigroup Inc.
1.12%, 04/01/16 (i)	2,800	2,800
0.75%, 06/09/16 (i)	2,600	2,592
1.28%, 07/25/16 (i)	3,200	3,205
Credit Agricole SA, 8.38%, (callable at 100 beginning 10/13/19) (m) (r)	4,900	5,488
Credit Suisse Group Funding Guernsey Ltd., 3.75%, 03/26/25 (r)	18,350	17,728
Daimler Finance North America LLC, 1.88%, 01/11/18 (r)	5,500	5,478
Eksportfinans ASA, 2.38%, 05/25/16	1,900	1,901
ERP Operating LP, 3.38%, 06/01/25	6,900	6,829
Export-Import Bank of Korea
2.25%, 01/21/20	7,000	6,893
2.63%, 12/30/20	2,800	2,797
Fifth Third Bancorp, 0.99%, 12/20/16 (i)	900	897
Ford Motor Credit Co. LLC
4.21%, 04/15/16	6,794	6,848
1.10%, 01/17/17 (i)	19,200	19,052
0.98%, 09/08/17 (i)	700	690
General Electric Capital Corp., 6.37%, 11/15/67 (i)	21,500	22,452
General Motors Financial Co. Inc., 3.15%, 01/15/20	6,900	6,839
Goldman Sachs Group Inc.
1.06%, 06/04/17 (i)	1,100	1,097
1.71%, 09/15/20 (i)	6,400	6,414
3.50%, 01/23/25	8,470	8,331
3.75%, 05/22/25	9,900	9,970
Host Hotels & Resorts LP, 4.00%, 06/15/25	5,790	5,552
ICICI Bank Ltd., 4.75%, 11/25/16 (r)	13,600	13,921
International Lease Finance Corp.
5.75%, 05/15/16	5,200	5,272
8.75%, 03/15/17 (k)	2,200	2,343
7.13%, 09/01/18 (r)	3,858	4,229
Intesa Sanpaolo SpA, 2.38%, 01/13/17	9,000	9,029
JPMorgan Chase & Co.
5.30% (callable at 100 beginning 05/01/20) (m)	6,500	6,476
1.06%, 05/30/17 (i), GBP	9,700	14,168
6.30%, 04/23/19	6,100	6,841
2.55%, 10/29/20	8,400	8,325
4.50%, 01/24/22	2,800	3,020
3.90%, 07/15/25	12,500	12,873
JPMorgan Chase Bank NA, 6.00%, 10/01/17	4,100	4,384
KBC Bank NV, 8.00%, 01/25/23	10,000	10,888
Korea Development Bank, 3.50%, 08/22/17	1,900	1,948
LBG Capital No.2 Plc, 15.00%, 12/21/19 (v), GBP	12,700	25,275
Lloyds Bank Plc
12.00% (callable at 100 beginning 12/16/24) (m) (r)	21,800	30,886
3.50%, 05/14/25	9,900	9,934
Macquarie Bank Ltd., 6.63%, 04/07/21 (e) (r)	16,100	18,046

	Shares/Par †	Value
Merrill Lynch & Co. Inc.
6.40%, 08/28/17	1,900	2,035
6.88%, 04/25/18	5,000	5,517
National Australia Bank Ltd., 0.96%, 07/23/18 (i) (r)	11,200	11,187
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (r)	1,800	1,825
7.25%, 12/15/21 (r)	1,700	1,704
Piper Jaffray Cos., 5.06%, 10/09/18 (p) (q)	3,000	2,985
Rabobank Nederland, 8.40%, (callable at 100 beginning 06/29/17) (m)	4,000	4,298
Royal Bank of Scotland Group Plc, 9.50%, 03/16/22	8,200	8,862
SLM Corp.
8.45%, 06/15/18	11,002	11,580
5.50%, 01/15/19	100	94
Society of Lloyd’s, 4.75%, 10/30/24, GBP	1,100	1,670
State Street Corp., 1.26%, 08/18/20 (i)	8,400	8,401
Svenska Handelsbanken AB, 2.40%, 10/01/20	22,700	22,536
UBS AG, 4.75%, 05/22/23	3,000	3,046
UBS Preferred Funding Trust V, 6.24%, (callable at 100 beginning 05/15/16) (e) (m)	8,700	8,722
Volkswagen Bank GmbH, 0.31%, 11/27/17 (i), EUR	3,900	4,080
Wachovia Capital Trust III, 5.57%, (callable at 100 beginning 02/16/16) (m)	2,100	2,023
WEA Finance LLC, 3.25%, 10/05/20 (r)	8,700	8,737
Wells Fargo & Co.
7.98% (callable at 100 beginning 03/15/18) (m) (v)	20,500	21,294
0.78%, 04/22/19 (i)	1,100	1,089
2.55%, 12/07/20	6,500	6,467
3.30%, 09/09/24	4,300	4,278

		675,777

HEALTH CARE - 0.6%
Actavis Funding SCS
3.00%, 03/12/20	4,000	3,997
3.45%, 03/15/22	3,000	3,005
Baxalta Inc.
4.00%, 06/23/25 (r)	4,500	4,455
5.25%, 06/23/45 (r)	6,800	6,821
Merck & Co. Inc.
2.35%, 02/10/22	4,100	4,026
2.75%, 02/10/25	3,800	3,700

		26,004

INDUSTRIALS - 0.3%
CSN Islands XI Corp., 6.88%, 09/21/19 (e) (r)	500	260
Hellenic Railways Organization SA, 4.50%, 12/06/16 (q), JPY	1,298,700	9,835
Odebrecht Offshore Drilling Finance Ltd.
6.75%, 10/01/22 (k) (r)	4,820	1,109
6.63%, 10/01/23 (r)	1,746	384

		11,588

INFORMATION TECHNOLOGY - 0.3%
Apple Inc., 2.85%, 05/06/21	2,200	2,254
Baidu Inc., 3.00%, 06/30/20	11,300	11,175

		13,429

MATERIALS - 0.1%
Braskem Finance Ltd., 5.75%, 04/15/21 (r)	4,100	3,567
Gerdau Holdings Inc., 5.75%, 01/30/21 (e) (r)	900	713

		4,280

TELECOMMUNICATION SERVICES - 1.1%
Altice Finco SA, 7.63%, 02/15/25 (r)	500	463

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
AT&T Inc.
3.40%, 05/15/25	5,200	4,998
4.50%, 05/15/35	4,800	4,440
4.75%, 05/15/46	2,200	2,014
Qtel International Finance Ltd., 3.38%, 10/14/16 (r)	300	303
Sprint Nextel Corp., 9.13%, 03/01/17	4,000	4,060
Verizon Communications Inc.
2.25%, 09/14/18 (i)	2,300	2,355
3.65%, 09/14/18	7,300	7,635
3.00%, 11/01/21	3,600	3,591
3.50%, 11/01/24	15,900	15,712

		45,571

UTILITIES - 0.6%
Dynegy Inc.
6.75%, 11/01/19 (e)	12,600	11,844
7.38%, 11/01/22	6,000	5,220
7.63%, 11/01/24 (e)	2,100	1,795
Majapahit Holding BV
8.00%, 08/07/19 (r)	2,200	2,464
7.75%, 01/20/20 (r)	5,000	5,594

		26,917

Total Corporate Bonds and Notes (cost $983,501)		957,276

VARIABLE RATE SENIOR LOAN INTERESTS - 0.2% (i)

CONSUMER DISCRETIONARY - 0.1%
Chrysler Group LLC Term Loan B, 3.50%, 05/24/17	$1,974	1,966

HEALTH CARE - 0.1%
HCA Inc. Term Loan B-5, 2.98%, 03/31/17	5,811	5,800

Total Variable Rate Senior Loan Interests (cost $7,786)		7,766

GOVERNMENT AND AGENCY OBLIGATIONS - 87.4%

GOVERNMENT SECURITIES - 47.2%

Federal Home Loan Mortgage Corp. - 0.4% (w)
Federal Home Loan Mortgage Corp., 1.25%, 10/02/19	18,500	18,252

Municipals - 4.4%
Bay Area Toll Authority, 7.04%, 04/01/50	5,100	7,030
California Infrastructure & Economic Development Bank, 6.49%, 05/15/49	1,000	1,187
California State University, 6.43%, 11/01/30	1,400	1,761
California Statewide Communities Development Authority, 7.55%, 05/15/40	5,500	7,208
Calleguas - Las Virgenes Public Financing Authority, 5.94%, 07/01/40	1,100	1,330
Chicago Transit Authority
6.30%, 12/01/21	80	85
6.90%, 12/01/40 - 12/01/40	3,600	4,184
City of Chicago, IL, 7.75%, 01/01/42	7,600	7,691
City of North Las Vegas, Nevada, 6.57%, 06/01/40	9,200	8,214
County of Clark Nevada Airport System, 6.82%, 07/01/45	1,600	2,229
Dallas Convention Center Hotel Development Corp., 7.09%, 01/01/42	13,800	17,774
Illinois Municipal Electric Agency, 6.83%, 02/01/35	1,800	2,112
Irvine Ranch Water District, 6.62%, 05/01/40	16,800	21,597
Los Angeles County Public Works Financing Authority, 7.62%, 08/01/40	9,000	12,594
Los Angeles Unified School District, 6.76%, 07/01/34	2,100	2,767

	Shares/Par †	Value
Mississippi Development Bank, 6.31%, 01/01/33	1,500	1,789
New Jersey Economic Development Authority (insured by Assured Guaranty Municipal Corp.) - Series B, 0.00%, 02/15/19 (j)	5,410	4,872
New Jersey State Turnpike Authority, 7.41%, 01/01/40	5,500	7,811
New York State Dormitory Authority, 5.05%, 09/15/27	4,700	5,321
Pennsylvania Economic Development Financing Authority, 6.53%, 06/15/39	1,900	2,131
Port Authority of New York & New Jersey, GO, 5.65%, 11/01/40	1,100	1,301
State of California
7.50%, 04/01/34	7,600	10,605
7.95%, 03/01/36	10,100	12,083
7.55%, 04/01/39	7,900	11,475
7.60%, 11/01/40	11,100	16,475
State of Iowa, 6.75%, 06/01/34	4,400	4,989
Tobacco Settlement Authority of Iowa, 6.50%, 06/01/23	150	151
Tobacco Settlement Authority of West Virginia, 7.47%, 06/01/47	1,535	1,326
University of California
6.40%, 05/15/31	5,200	6,371
6.55%, 05/15/48	500	642
Washington State Convention Center Public Facilities District, 6.79%, 07/01/40	5,600	6,855

		191,960

Sovereign - 4.8%
Autonomous Community of Andalusia, Spain, 5.20%, 07/15/19, EUR	800	998
Banco Nacional de Desenvolvimento Economico e Social
3.38%, 09/26/16 (r)	1,700	1,683
4.13%, 09/15/17 (r), EUR	1,000	1,011
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/16 - 10/01/16 (j), BRL	450,800	103,353
Cyprus Government International Bond, 3.88%, 05/06/22, EUR	6,900	7,795
Eksportfinans ASA, 5.50%, 06/26/17	2,600	2,704
Hellenic Republic Government International Bond, 5.25%, 02/01/16, JPY	1,382,000	11,189
Mexico Bonos
8.50%, 12/13/18, MXN	400,000	25,531
8.00%, 06/11/20, MXN	254,200	16,231
Province of Ontario, Canada
1.65%, 09/27/19	2,900	2,865
4.40%, 04/14/20	8,400	9,184
4.20%, 06/02/20, CAD	2,300	1,865
4.00%, 06/02/21, CAD	5,400	4,393
3.15%, 06/02/22, CAD	5,900	4,610
Province of Quebec, Canada
4.25%, 12/01/21, CAD	6,800	5,625
3.50%, 12/01/22, CAD	2,300	1,833
Slovenia Government International Bond
5.50%, 10/26/22	3,900	4,353
5.25%, 02/18/24	2,100	2,318

		207,541

Treasury Inflation Index Securities - 17.6%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/17 - 07/15/22 (n) (o)	85,412	83,516
1.25%, 07/15/20 (n) (o)	9,052	9,405
1.13%, 01/15/21 (n)	435	448
0.63%, 07/15/21 (n)	64,582	64,936
0.38%, 07/15/23 - 07/15/25 (n)	39,127	37,920
0.25%, 01/15/25 (n)	16,669	15,883

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
2.38%, 01/15/25 - 01/15/27 (n)	238,178	272,407
2.00%, 01/15/26 (n)	88,555	98,217
1.75%, 01/15/28 (n)	89,687	97,804
3.63%, 04/15/28 (n)	294	384
2.50%, 01/15/29 (n)	47,966	56,709
3.88%, 04/15/29 (n)	1,447	1,962
0.75%, 02/15/42 - 02/15/45 (n)	22,074	19,191
1.38%, 02/15/44 (n)	2,551	2,586

		761,368

U.S. Treasury Securities - 20.0%
U.S. Treasury Bond
4.25%, 05/15/39	18,800	23,181
4.50%, 08/15/39	13,400	17,119
4.38%, 11/15/39 - 05/15/40	33,200	41,676
4.63%, 02/15/40	8,100	10,531
3.13%, 02/15/42 - 08/15/44	157,400	160,838
3.00%, 05/15/42 - 11/15/45	107,300	107,007
2.75%, 08/15/42 - 11/15/42	74,100	70,570
2.88%, 05/15/43 - 08/15/45	97,800	94,846
3.63%, 02/15/44	12,400	13,922
3.38%, 05/15/44	7,600	8,141
2.50%, 02/15/45	100,100	89,629
U.S. Treasury Note
0.63%, 09/30/17 (o)	17,000	16,883
2.00%, 08/31/21 (o)	500	502
1.75%, 09/30/22	17,700	17,349
2.75%, 02/15/24	21,000	21,873
2.50%, 05/15/24 (o)	12,500	12,772
2.38%, 08/15/24	36,300	36,676
2.25%, 11/15/24 (o)	121,700	121,629

		865,144

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 40.2%

Federal Home Loan Mortgage Corp. - 2.7%
Federal Home Loan Mortgage Corp.
6.00%, 03/01/16 - 05/01/40	6,593	7,436
5.50%, 05/01/26 - 08/15/40	5,776	6,420
2.61%, 07/01/27 (i)	1	1
3.50%, 02/15/45 - 01/15/46, TBA (g)	54,000	55,519
4.50%, 01/15/46, TBA (g)	13,000	14,002
6.00%, 01/15/46, TBA (g)	1,000	1,124
4.00%, 02/15/46, TBA (g)	18,000	18,974
REMIC, 7.00%, 05/15/23	76	83
REMIC, 0.78%, 11/15/30 (i)	1	1
REMIC, 4.50%, 03/15/34	6,729	7,243
REMIC, 0.46%, 12/25/36 (i)	610	608
REMIC, 3.50%, 01/15/42	4,348	4,429
REMIC, 1.44%, 02/25/45 (i)	50	51

		115,891

Federal National Mortgage Association - 33.4%
Federal National Mortgage Association
6.00%, 05/01/16 - 05/01/41	60,613	68,525
5.50%, 06/01/16 - 09/01/41	97,088	108,640
4.50%, 12/01/17 - 07/01/42	27,785	29,517
4.00%, 05/01/18 - 10/01/31	41,920	44,314
3.50%, 06/01/20 - 06/01/29	16,389	17,212
3.00%, 04/01/21 - 06/01/22	9,798	10,108
3.89%, 07/01/21	2,734	2,930
3.33%, 11/01/21	93	96
3.16%, 05/01/22	12,690	13,216
2.31%, 08/01/22	4,000	3,950
5.00%, 05/01/23 - 06/01/41	5,360	5,913
2.87%, 09/01/27	2,800	2,733
6.50%, 07/01/29	—	—
3.00%, 01/15/31 - 02/15/46, TBA (g)	118,000	119,240
3.50%, 01/15/31 - 02/15/46, TBA (g)	280,000	288,526

	Shares/Par †	Value
4.00%, 01/15/31 - 02/15/46, TBA (g)	417,100	440,751
2.06%, 01/01/35 (i)	892	931
1.64%, 09/01/40 (i)	3	3
1.44%, 06/01/43 (i)	258	264
4.50%, 01/15/46 - 02/15/46, TBA (g)	154,000	166,169
5.00%, 01/15/46, TBA (g)	62,000	68,236
5.50%, 01/15/46, TBA (g)	38,000	42,357
6.00%, 01/15/46, TBA (g)	5,000	5,649
REMIC, 5.00%, 04/25/33	141	153
REMIC, 2.33%, 05/25/35 (i)	57	60
REMIC, 0.48%, 07/25/37 (i)	394	370
REMIC, 0.92%, 06/25/39 (i)	7,225	7,284
REMIC, 6.50%, 12/25/42	40	45
REMIC, 0.77%, 03/25/44 (i)	189	189

		1,447,381

Government National Mortgage Association - 4.1%
Government National Mortgage Association
1.75%, 05/20/26 - 02/20/32 (i)	99	102
2.00%, 04/20/30 (i)	4	4
5.00%, 02/15/38 - 07/15/41	30,497	33,737
3.00%, 01/15/46, TBA (g)	10,000	10,121
3.50%, 01/15/46 - 02/15/46, TBA (g)	41,000	42,666
4.00%, 01/15/46 - 02/15/46, TBA (g)	36,000	38,150
REMIC, 0.79%, 07/20/65 - 09/20/65 (i)	40,884	40,490
REMIC, 0.81%, 09/20/65 (i)	13,993	13,866

		179,136

Small Business Administration Participation Certificates - 0.0%
Small Business Administration Participation Certificates
6.29%, 01/01/21	4	4
5.13%, 09/01/23	12	13
5.52%, 06/01/24	210	229

		246

Total Government and Agency Obligations (cost $3,837,214)		3,786,919

PREFERRED STOCKS - 0.1%

FINANCIALS - 0.1%
Wells Fargo & Co., 7.50% - Series L (m)	5	5,559

Total Preferred Stocks (cost $5,814)		5,559

PURCHASED OPTIONS - 0.1%
5-Year U.S. Treasury Note Future Put Option, Strike Price 109, Expiration 02/19/16	1,300	10
5-Year U.S. Treasury Note Future Put Option, Strike Price 110.25, Expiration 02/19/16	300	2
5-Year U.S. Treasury Note Future Put Option, Strike Price 110.50, Expiration 02/19/16	2,309	18
5-Year U.S. Treasury Note Future Put Option, Strike Price 111, Expiration 02/19/16	601	5
Call Swaption, 3-Month LIBOR versus 0.80% fixed, Expiration 01/19/16, MSC (q)	1,421	3
Call Swaption, 3-Month LIBOR versus 1.10% fixed, Expiration 01/29/16, BOA (q)	2,060	55
Call Swaption, 3-Month LIBOR versus 1.50% fixed, Expiration 01/29/16, MSC (q)	241	2
Call Swaption, 3-Month LIBOR versus 1.75% fixed, Expiration 01/29/16, MSC (q)	241	2
Call Swaption, 3-Month LIBOR versus 2.10% fixed, Expiration 01/30/18, JPM (q)	477	457
Put Swaption, 3-Month LIBOR versus 2.58% fixed, Expiration 05/12/16, MSC (q)	229	141
Put Swaption, 3-Month LIBOR versus 2.58% fixed, Expiration 05/23/16, MSC (q)	532	365

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Put Swaption, 3-Month LIBOR versus 2.90% fixed, Expiration 08/20/18, MSC (q)	219	1,941

Total Purchased Options (cost $6,717)		3,001

TRUST PREFERREDS - 0.4%

FINANCIALS - 0.4%
GMAC Capital Trust I, 8.13%, (callable at 25 beginning 02/15/16)	694	17,587

Total Trust Preferreds (cost $17,377)		17,587

OTHER EQUITY INTERESTS - 0.0%
General Motors Co. Escrow (c) (f) (q) (u) (v)	128	—

Total Other Equity Interests (cost $0)		—

SHORT TERM INVESTMENTS - 5.4%

Certificates of Deposit - 0.6%
Banco Bilbao Vizcaya Argentaria, 1.21%, 05/16/16 (i)	$11,500	11,479
Intesa Sanpaolo SpA, 1.70%, 04/11/16 (i)	14,900	14,911

		26,390

Commercial Paper - 0.5%
Entergy Corp., 0.97%, 01/12/16 (r)	11,000	10,997
Ford Motor Credit Co. LLC, 1.07%, 01/07/16 (r)	9,000	8,998

		19,995

Federal Home Loan Bank - 0.1% (w)
Federal Home Loan Bank, 0.33%, 02/26/16	5,600	5,597

Securities Lending Collateral - 0.5%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	21,877	21,877

Treasury Securities - 3.7%
Brazil Letras do Tesouro Nacional, 0.00%, 04/01/16, BRL	650,600	158,984
U.S. Treasury Bill
0.05%, 01/14/16 (o)	$1,783	1,783
0.13%, 01/21/16 (o)	1,575	1,575
0.01%, 01/28/16 (o)	61	61

		162,403

Total Short Term Investments (cost $270,675)		236,262

Total Investments - 131.5% (cost $5,805,597)		5,698,139
Other Assets and Liabilities, Net - (31.5%)		(1,364,209)

Total Net Assets - 100.0%		$4,333,930

JNL/PPM America Floating Rate Income Fund (t)

CORPORATE BONDS AND NOTES - 3.8%

CONSUMER DISCRETIONARY - 0.7%
ARAMARK Services Inc., 5.13%, 01/15/24 (r)	$204	$208
Argos Merger Sub Inc., 7.13%, 03/15/23 (r)	247	245
Beazer Homes USA Inc., 5.75%, 06/15/19	1,000	920
Boyd Gaming Corp., 6.88%, 05/15/23	1,033	1,061
Churchill Downs Inc., 5.38%, 12/15/21	420	421
Gibson Brands Inc., 8.88%, 08/01/18 (r)	194	113
GLP Capital LP
4.88%, 11/01/20	311	305
5.38%, 11/01/23	243	237
Levi Strauss & Co., 5.00%, 05/01/25	316	315
Live Nation Entertainment Inc., 5.38%, 06/15/22 (r)	646	636
MGM Resorts International, 6.75%, 10/01/20	804	826

	Shares/Par †	Value
Neiman Marcus Group Ltd. Inc., 8.75%, 10/15/21 (r) (y)	1,000	620
PVH Corp., 4.50%, 12/15/22	229	224
Regal Entertainment Group, 5.75%, 03/15/22	800	800
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	131	134
Sally Holdings LLC
5.50%, 11/01/23	494	505
5.63%, 12/01/25	285	288
Seminole Hard Rock Entertainment Inc., 5.88%, 05/15/21 (r)	427	426
Springs Industries Inc., 6.25%, 06/01/21	471	466
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (r)	1,000	988
WideOpenWest Finance LLC, 10.25%, 07/15/19	1,000	944

		10,682

CONSUMER STAPLES - 0.4%
B&G Foods Inc., 4.63%, 06/01/21	549	543
Energizer SpinCo Inc., 5.50%, 06/15/25 (r)	870	818
Hearthside Group Holdings LLC, 6.50%, 05/01/22 (r)	1,281	1,185
JBS Investments GmbH, 7.25%, 04/03/24 (r)	2,490	2,260
Spectrum Brands Inc., 5.75%, 07/15/25 (r)	952	976

		5,782

ENERGY - 0.5%
Calumet Specialty Products Partners LP, 6.50%, 04/15/21	1,000	870
Chesapeake Energy Corp., 8.00%, 12/15/22 (r)	829	406
DCP Midstream LLC, 5.85%, 05/21/43 (i) (r)	1,344	1,028
Energy XXI Gulf Coast Inc., 6.88%, 03/15/24	1,732	190
EnQuest Plc, 7.00%, 04/15/22 (r)	1,000	349
EP Energy LLC, 6.38%, 06/15/23	1,248	624
Range Resources Corp., 4.88%, 05/15/25 (r)	1,422	1,081
Regency Energy Partners LP
5.88%, 03/01/22	876	826
5.00%, 10/01/22	81	72
Seadrill Ltd., 6.13%, 09/15/17 (k) (r)	192	97
SM Energy Co., 5.63%, 06/01/25	674	445
Tesoro Corp., 5.13%, 04/01/24	842	838
Transocean Inc., 7.13%, 12/15/21 (l)	500	323

		7,149

FINANCIALS - 0.4%
AerCap Ireland Capital Ltd.
3.75%, 05/15/19	1,333	1,331
4.63%, 10/30/20	477	488
Altice Financing SA, 6.63%, 02/15/23 (r)	750	741
International Lease Finance Corp., 4.63%, 04/15/21	1,649	1,690
Santander UK Plc, 5.00%, 11/07/23 (r)	768	800
Stena AB, 7.00%, 02/01/24 (r)	1,498	1,273

		6,323

HEALTH CARE - 0.6%
Capsugel SA, 7.00%, 05/15/19 (y) (r)	595	580
Endo Finance LLC, 6.00%, 07/15/23 (r)	484	482
Grifols Worldwide Operations Ltd., 5.25%, 04/01/22	274	275
HCA Inc., 3.75%, 03/15/19	623	628
Hologic Inc., 5.25%, 07/15/22 (r)	401	409
JLL/Delta Dutch Newco BV, 7.50%, 02/01/22 (r)	698	680
Mallinckrodt International Finance SA, 4.88%, 04/15/20 (r)	1,500	1,444
Pinnacle Merger Sub Inc., 9.50%, 10/01/23 (r)	617	671
Tenet Healthcare Corp.
6.00%, 10/01/20	570	600

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
6.75%, 06/15/23	540	501
Valeant Pharmaceuticals International Inc., 6.75%, 08/15/18 (r)	1,000	991
VRX Escrow Corp.
5.88%, 05/15/23 (r)	1,000	892
6.13%, 04/15/25 (r)	1,440	1,285

		9,438

INDUSTRIALS - 0.2%
Aviation Capital Group Corp., 3.88%, 09/27/16 (r)	1,346	1,356
Bombardier Inc.
6.00%, 10/15/22 (r)	773	542
6.13%, 01/15/23 (r)	420	290
7.50%, 03/15/25 (r)	403	282
Huntington Ingalls Industries Inc., 5.00%, 11/15/25 (r)	428	434
Meritor Inc., 6.25%, 02/15/24	645	552

		3,456

INFORMATION TECHNOLOGY - 0.4%
Boxer Parent Co. Inc., 9.00%, 10/15/19 (y) (r)	1,657	1,027
CommScope Inc., 4.38%, 06/15/20 (r)	864	871
Entegris Inc., 6.00%, 04/01/22 (r)	1,273	1,289
NXP BV
5.75%, 02/15/21 (r)	212	220
5.75%, 03/15/23 (r)	242	250
Sanmina Corp., 4.38%, 06/01/19 (r)	1,354	1,361
SS&C Technologies Holdings Inc., 5.88%, 07/15/23 (r)	464	479

		5,497

MATERIALS - 0.1%
Boart Longyear Management Pty Ltd., 10.00%, 10/01/18 (p) (q)	331	242
Rain CII Carbon LLC, 8.25%, 01/15/21 (r)	1,000	780
Signode Industrial Group Lux SA, 6.38%, 05/01/22 (r)	1,000	850

		1,872

TELECOMMUNICATION SERVICES - 0.2%
Frontier Communications Corp., 10.50%, 09/15/22 (r)	863	857
Inmarsat Finance Plc, 4.88%, 05/15/22 (r)	1,519	1,481
Sprint Corp., 7.13%, 06/15/24	624	454
T-Mobile USA Inc., 6.50%, 01/15/26	709	716

		3,508

UTILITIES - 0.3%
AES Corp.
3.41%, 06/01/19 (i)	1,000	918
5.50%, 04/15/25	1,750	1,544
PPL Energy Supply LLC, 6.50%, 06/01/25 (r)	1,985	1,310
RJS Power Holdings LLC, 4.63%, 07/15/19 (r)	276	207

		3,979

Total Corporate Bonds and Notes (cost $66,940)		57,686

VARIABLE RATE SENIOR LOAN INTERESTS - 88.1% (i)

CONSUMER DISCRETIONARY - 26.1%
1011778 B.C. Unltd. Liability Co. Term Loan B-2, 3.75%, 12/10/21	9,787	9,689
24 Hour Fitness Worldwide Inc. Term Loan B, 4.75%, 05/18/21	2,955	2,752
Academy Ltd. Initial Term Loan
5.00%, 07/16/22	3,454	3,325
5.00%, 07/16/22	777	748
Acosta Inc. Term Loan B-1, 4.25%, 09/26/21	7,736	7,341

	Shares/Par †	Value
Advantage Sales and Marketing Inc. 1st Lien New Term Loan, 4.25%, 07/11/21	7,411	7,112
Advantage Sales and Marketing Inc. 2nd Lien Term Loan, 7.50%, 07/10/22	900	802
Affinion Group Replacement Term Loan, 6.75%, 10/10/16	1,901	1,740
Allied Security Holdings LLC 1st Lien Term Loan, 4.25%, 02/12/21	2,903	2,814
AMAYA Holdings BV 1st Lien Term Loan, 5.00%, 07/29/21	5,891	5,508
AMC Entertainment Inc. 1st Lien Term Loan B, 4.00%, 12/09/22	3,056	3,049
American Tire Distributors Holdings Inc. Term Loan, 5.25%, 10/01/21	3,694	3,627
Apex Tool Group LLC Term Loan B, 4.50%, 01/31/20	3,728	3,565
ARAMARK Corp. Extended Term Loan, 3.65%, 07/26/16	54	54
ARAMARK Corp. Term Loan, 3.65%, 07/26/16	32	32
ARAMARK Corp. Term Loan E, 3.25%, 09/21/19	5,147	5,132
ARAMARK Corp. Term Loan F, 3.25%, 02/21/21	1,928	1,907
Aristocrat Leisure Ltd. Term Loan, 4.75%, 10/20/21	1,880	1,869
Ascena Retail Group Inc. Term Loan B
5.25%, 07/29/22	3,271	3,050
5.25%, 07/29/22	409	381
Autoparts Holdings Ltd. Term Loan
7.00%, 07/29/17	715	527
7.00%, 07/29/17	1,292	953
Bass Pro Group LLC Term Loan B, 4.00%, 06/05/20	5,137	4,936
Bombardier Recreational Products Inc. Term Loan B, 3.75%, 01/31/19	5,771	5,701
Boyd Gaming Corp. Term Loan B, 4.00%, 08/15/20	3,263	3,242
Burlington Coat Factory Warehouse Corp. Term Loan B, 4.25%, 07/24/21	2,793	2,754
Caesars Entertainment Resort Properties LLC 1st Lien Term Loan, 7.00%, 10/11/20	4,410	3,994
Caesars Growth Properties Holdings LLC 1st Lien Term Loan, 6.25%, 04/10/21	3,122	2,732
Camping World Inc. Term Loan
5.25%, 02/20/20	435	429
5.25%, 02/20/20	9	9
Centerplate Inc. Term Loan, 4.75%, 11/13/19 (f)	1,474	1,407
Cequel Communications LLC New Term Loan B, 3.50%, 02/14/19	2,388	2,347
Charter Communications Operating LLC Term Loan E, 3.00%, 04/25/20	4,774	4,679
Charter Communications Operating LLC Term Loan F, 3.00%, 12/31/20	461	451
Charter Communications Operating LLC Term Loan H, 3.25%, 07/23/21	1,915	1,896
Charter Communications Operating LLC Term Loan I, 3.50%, 01/30/23	1,149	1,147
Chrysler Group LLC Term Loan B
3.50%, 05/24/17	4,881	4,860
3.25%, 12/31/18	2,456	2,430
Cinemark USA Inc. Term Loan, 5.13%, 12/15/22	270	268
Citycenter Holdings LLC Term Loan B, 4.25%, 10/09/20	7,998	7,930
CS Intermediate Holdco 2 LLC Term Loan B, 4.00%, 03/27/21	3,455	3,394

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
CSC Holdings Inc. Term Loan B, 2.73%, 04/25/20	1,965	1,957
CWGS Group LLC Term Loan, 5.25%, 02/14/20	2,763	2,721
Dealer Tire, LLC 1st Lien Term Loan, 5.50%, 12/22/21	1,737	1,735
Delta 2 Lux SARL 2nd Lien Term Loan, 7.75%, 07/29/22	1,250	1,149
Delta 2 Lux SARL Term Loan B-3, 4.75%, 07/30/21	8,137	7,848
Dollar Tree Inc. Term Loan B-1, 3.50%, 05/26/22	1,988	1,980
Dynacast International LLC Term Loan B-1, 4.50%, 01/28/22	893	868
ESH Hospitality Inc. Term Loan, 5.00%, 05/27/19	2,932	2,939
Expro US Finco LLC Term Loan, 5.75%, 08/11/21	3,456	2,296
FGI Operating Co. Term Loan B
5.50%, 04/19/19 (f)	491	378
5.50%, 04/19/19 (f)	2,411	1,857
Four Seasons Hotels Ltd. 2nd Lien Term Loan, 6.25%, 12/23/20	1,968	1,940
Four Seasons Hotels Ltd. New Term Loan, 3.50%, 06/27/20	3,265	3,200
Garda World Security Corp. Delayed Draw Term Loan, 4.00%, 11/05/20	399	380
Garda World Security Corp. Term Loan B, 4.00%, 11/05/20	1,561	1,485
Harrah’s Operating Company Inc. Term Loan B-7
9.75%, 03/01/17 (c) (d)	3,088	2,558
9.75%, 03/01/17 (c) (d)	643	532
Hilton Worldwide Finance LLC Term Loan B-2
3.50%, 09/23/20	2,531	2,524
3.50%, 09/23/20	1,286	1,282
Houghton Mifflin Harcourt Co. Term Loan, 4.00%, 05/10/21 (f)	1,791	1,715
Hudson’s Bay Co. Term Loan B, 4.75%, 09/30/20	1,696	1,686
iHeartCommunications Inc. Term Loan D, 6.98%, 01/30/19	9,000	6,281
IMG Worldwide Holdings Inc. 1st Lien Term Loan
5.25%, 03/19/21	333	327
5.25%, 03/19/21	3,607	3,538
Information Resources Inc. Term Loan B
4.75%, 09/26/20	281	279
4.75%, 09/26/20	694	688
4.75%, 09/26/20	1,484	1,471
4.75%, 09/26/20	1,123	1,113
J. Crew Group Inc. New Term Loan B
4.00%, 03/05/21	643	414
4.00%, 03/05/21	210	136
4.00%, 03/05/21	706	455
4.00%, 03/05/21	845	545
4.00%, 03/05/21	841	542
La Quinta Intermediate Holding LLC Term Loan 2, 3.75%, 04/14/21	3,990	3,880
Landry’s Inc. Term Loan B, 4.00%, 04/24/18	2,479	2,463
Leslie’s Poolmart Inc. New Term Loan, 4.25%, 10/16/19	1,955	1,901
Liberty Cablevision of Puerto Rico 1st Lien Term Loan, 4.50%, 12/24/21	1,750	1,691
Liberty Cablevision of Puerto Rico 2nd Lien Term Loan, 7.75%, 06/23/23 (f)	550	517
LTF Merger Sub Inc. Term Loan, 4.25%, 01/03/22	5,473	5,325
Live Nation Entertainment Inc. Term Loan B-1, 3.50%, 08/14/20	2,883	2,870

	Shares/Par †	Value
Marina District Finance Co. Inc. Term Loan, 6.50%, 08/15/18	2,113	2,108
Media General Inc. Term Loan B, 4.00%, 07/30/20	5,535	5,454
Mediacom Ilinois LLC Term Loan F, 2.90%, 03/31/18	2,456	2,406
Metaldyne Performance Group Inc., 3.75%, 10/21/21	1,963	1,915
MGM Resorts International Term Loan B
3.50%, 12/20/19	2,459	2,422
3.50%, 12/20/19	1,377	1,356
3.50%, 12/20/19	5,140	5,063
Michaels Stores Inc. Term Loan
3.75%, 01/25/20	583	578
3.75%, 01/25/20	583	578
3.75%, 01/25/20	4,663	4,617
Mohegan Tribal Gaming Authority Term Loan B, 5.50%, 11/05/19	5,829	5,689
MPG Holdco I Inc. Term Loan B-1, 3.75%, 10/10/21	1,908	1,861
MTR Gaming Group Inc. Term Loan, 4.25%, 07/15/22	1,443	1,428
Neiman Marcus Group Inc. Term Loan, 4.25%, 10/25/20	7,863	6,939
Numericable U.S. LLC Term Loan B-1, 4.50%, 04/25/20	4,249	4,083
Numericable U.S. LLC Term Loan B-2, 4.50%, 04/25/20	3,685	3,541
Numericable U.S. LLC Term Loan B-5, 4.00%, 07/27/22	2,760	2,633
Party City Holdings Inc. Term Loan
4.25%, 08/06/22	1,676	1,625
4.25%, 08/06/22	99	96
4.25%, 08/06/22	64	62
4.25%, 08/06/22	1,804	1,749
4.25%, 08/06/22	198	192
4.25%, 08/06/22	173	168
Peninsula Gaming LLC Term Loan B, 4.25%, 11/20/17	2,870	2,855
PETCO Animal Supplies Inc. New Term Loan, 4.00%, 11/24/17	5,636	5,613
PetSmart Inc. Term Loan B-1, 4.25%, 03/10/22	10,503	10,211
Pinnacle Entertainment Inc. Term Loan B-2, 3.75%, 08/04/20	1,055	1,051
ProQuest LLC 1st Lien Term Loan, 0.00%, 10/24/21 (z)	2,670	2,613
Quebecor Media Inc. Term Loan B-1, 3.25%, 07/29/20	3,910	3,777
Regal Cinemas Corp. Term Loan B
3.75%, 12/15/21	2,503	2,492
3.75%, 12/15/21	1,110	1,105
Scientific Games International Inc. Term Loan
6.00%, 06/14/20	1,313	1,198
6.00%, 06/14/20	5,462	4,984
Scientific Games International Inc. Term Loan B-2, 6.00%, 09/17/21	1,485	1,349
SeaWorld Parks & Entertainment Inc. Term Loan B-2, 3.00%, 05/14/20	2,825	2,628
SeaWorld Parks & Entertainment Inc. Term Loan B-3, 4.00%, 05/14/20	1,707	1,653
Seminole Hard Rock Entertainment Inc. Term Loan, 3.50%, 05/15/20	812	794
ServiceMaster Co. LLC Term Loan, 4.25%, 06/27/21	8,773	8,664
Sinclair Television Group Inc. New Incremental Term Loan B-1, 3.50%, 07/30/21	746	740
Sinclair Television Group Inc. Term Loan B
3.00%, 04/09/20	393	385

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
3.00%, 04/19/20	1,335	1,310
3.00%, 04/19/20	2,150	2,108
Sophia LP Term Loan B, 4.75%, 09/20/22	2,723	2,687
Spin Holdco Inc. New Term Loan B, 4.25%, 11/15/19	5,779	5,539
SRAM LLC Term Loan
4.00%, 04/10/20	574	473
4.00%, 04/10/20	85	70
4.00%, 04/10/20	2,748	2,265
Station GVR Acquisition LLC Term Loan B, 4.25%, 03/01/20	6,502	6,359
Tempur-Pedic International Inc. Term Loan B, 3.50%, 12/31/19	424	422
TI Group Automotive Systems Initial Term Loan, 4.50%, 06/25/22	3,591	3,501
Travelport Finance (Luxembourg) SARL Term Loan B, 5.75%, 08/15/21	3,465	3,384
Tribune Media Co. Term Loan B, 3.75%, 12/27/20	5,970	5,871
TWCC Holding Corp. 2nd Lien Term Loan
7.00%, 12/21/20	2,016	2,008
7.00%, 12/21/20	984	980
TWCC Holding Corp. Term Loan B-1, 5.75%, 02/11/20	2,616	2,613
Univision Communications Inc. Incremental Term Loan, 4.00%, 03/01/20	9,632	9,408
Univision Communications Inc. Replacement 1st Lien Term Loan, 4.00%, 03/01/20	5,922	5,786
USI Inc. New Term Loan, 4.25%, 12/27/19	3,844	3,713
Varsity Brands Inc. 1st Lien Term Loan, 5.00%, 12/10/21	1,188	1,175
WASH Multifamily Laundry Systems LLC 1st Lien Term Loan
4.25%, 05/15/22	334	324
4.25%, 05/15/22	1,905	1,853
WaveDivision Holdings LLC Term Loan B, 4.00%, 08/08/19	4,110	4,038
Weight Watchers International Inc. Initial Term Loan B-2, 4.00%, 04/02/20	3,840	2,808
WideOpenWest Finance LLC Term Loan B, 4.50%, 04/01/19	6,600	6,350
WMG Acquisition Corp. Term Loan B, 3.75%, 07/06/20	4,922	4,649
Ziggo BV Term Loan B-1
3.50%, 01/15/22	2,448	2,375
3.50%, 01/15/22	510	495
Ziggo BV Term Loan B-2, 3.50%, 01/15/22	1,906	1,849
Ziggo BV Term Loan B-3, 3.50%, 01/15/22	3,135	3,041

		394,178

CONSUMER STAPLES - 4.6%
Albertson’s LLC 1st Lien Term Loan B, 0.00%, 12/09/22 (z)	1,780	1,768
Albertson’s LLC Delayed Draw Term Loan, 5.38%, 03/21/19	3,000	2,987
Albertson’s LLC Term Loan B-2, 5.38%, 05/21/19	3,257	3,243
Albertson’s LLC Term Loan B-4, 5.50%, 08/10/21	4,466	4,423
B&G Foods Inc. Term Loan B, 3.75%, 10/21/22	1,340	1,337
BJ’s Wholesale Club Inc. Term Loan B, 4.50%, 11/01/19	7,364	7,038
Charger OpCo BV Term Loan B-1, 4.25%, 07/02/21	970	964
Coty Inc. Term Loan B, 3.75%, 10/21/22	567	561
Del Monte 1st Lien Term Loan
4.25%, 01/26/21	1,958	1,880
5.50%, 01/26/21	7	7

	Shares/Par †	Value
Del Monte 2nd Lien Term Loan, 8.25%, 07/26/21	500	405
Dole Food Co. Term Loan B
4.50%, 10/25/18	361	358
4.50%, 10/25/18	173	171
4.50%, 10/25/18	573	568
4.50%, 10/25/18	573	568
4.50%, 10/25/18	573	568
4.50%, 10/25/18	573	568
4.50%, 10/25/18	573	568
4.50%, 10/25/18	573	568
Galleria Co. Term Loan B, 0.00%, 10/21/22 (z)	1,133	1,123
Hearthside Group Holdings LLC 1st Lien Term Loan, 4.50%, 04/23/21	1,871	1,831
Hostess Brands Inc. 1st Lien Term Loan, 4.50%, 07/29/22	2,753	2,736
JBS USA LLC Incremental Term Loan, 3.75%, 09/22/20	2,933	2,874
JBS USA LLC Term Loan B, 4.00%, 08/18/22	3,284	3,272
Portillo’s Holdings LLC 1st Lien Term Loan B, 4.75%, 08/01/21	2,963	2,874
Reynolds Group Holdings Inc. Incremental Term Loan
4.50%, 12/26/18	1,716	1,697
4.50%, 12/26/18	3,329	3,292
4.50%, 12/26/18	2,825	2,794
Rite Aid Corp. Term Loan 2, 4.88%, 06/21/21	4,000	3,986
Sun Products Corp. Term Loan B, 5.50%, 03/23/20	2,912	2,720
SUPERVALU Inc. New Term Loan, 4.50%, 03/21/19	5,857	5,771
U.S. Foodservice Inc. Term Loan, 4.50%, 03/31/19	6,825	6,728

		70,248

ENERGY - 4.4%
Alpha Natural Resources Inc. Term Loan B, 3.50%, 05/25/20 (c) (d) (q)	2,933	1,263
Astoria Energy LLC Term Loan B, 5.00%, 12/18/21	3,372	3,307
Caelus Energy Alaska O3 LLC 2nd Lien Term Loan, 8.75%, 04/02/21 (f)	2,800	1,470
Chief Exploration & Development LLC 2nd Lien Term Loan, 7.50%, 05/12/21	700	467
CITGO Holding Inc. Term Loan B, 9.50%, 05/09/18	5,131	5,084
CITGO Petroleum Corp. Term Loan B, 4.50%, 07/23/21	958	924
Drillship Ocean Ventures Inc. Term Loan B, 5.50%, 07/18/21	4,454	2,082
Eco Services Operations LLC Term Loan, 4.75%, 10/09/21	2,475	2,434
Emerald Performance Materials, LLC 2nd Lien Term Loan, 7.75%, 07/23/22	900	847
Energy Future Intermediate Holding Co. LLC DIP New Money Term Loan, 4.25%, 06/10/16	12,500	12,441
Energy Transfer Equity LP 1st Lien Term Loan, 3.25%, 11/15/19	5,000	4,464
Energy Transfer Equity LP New Term Loan, 4.00%, 12/02/19	1,673	1,497
EP Energy LLC Incremental Term Loan, 4.50%, 04/24/19	1,481	1,144
Fieldwood Energy LLC 1st Lien Term Loan
0.00%, 09/28/18 (z)	—	—
3.88%, 09/28/18	2,020	1,313
3.88%, 09/28/18	103	67
3.88%, 09/28/18	615	400

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Fieldwood Energy LLC 2nd Lien Term Loan, 8.38%, 09/24/20	5,100	765
Floatel International Ltd. Term Loan, 6.00%, 05/22/20	2,948	1,291
Granite Acquisition Inc. 1st Lien Term Loan, 5.00%, 10/15/21	3,319	2,954
Granite Acquisition Inc. Term Loan C, 5.00%, 10/15/21	148	131
Jonah Energy LLC 2nd Lien Term Loan, 7.50%, 05/07/21	2,300	1,426
McJunkin Red Man Corp. Term Loan, 4.75%, 11/14/19 (f)	1,995	1,825
Ocean Rig UDW Inc. Term Loan B-1, 6.00%, 03/31/21	5,103	2,022
Oxbow Carbon LLC 2nd Lien Term Loan, 8.00%, 01/19/20	1,000	832
Oxbow Carbon LLC Term Loan B, 4.25%, 07/19/19	2,625	2,447
Pacific Drilling SA Term Loan, 4.50%, 06/03/18	3,900	1,667
Peabody Energy Corp. Term Loan, 4.25%, 09/20/20	4,888	2,297
Quicksilver Resources Inc. 2nd Lien Term Loan, 7.00%, 06/21/19 (c) (d) (q)	4,000	933
Samson Investment Co. Term Loan 1, 6.25%, 09/25/18 (q)	4,350	199
Seadrill Ltd. Term Loan B, 4.00%, 02/12/21	7,725	3,193
Sheridan Production Partners I-A LP Term Loan B-2, 4.25%, 10/05/19	424	250
Sheridan Production Partners I-M LP Term Loan B-2, 4.25%, 10/05/19	259	152
TPF II Power LLC Term Loan B, 5.50%, 09/26/21	1,967	1,921
Vantage Delaware Holdings LLC Term Loan, 5.75%, 03/28/19 (q)	1,950	392
Western Refining Inc. Term Loan B, 4.25%, 11/25/20 (f)	2,940	2,837

		66,738

FINANCIALS - 7.2%
Acrisure LLC Delayed Draw Term Loan, 5.25%, 05/13/22	178	170
Acrisure LLC Term Loan B, 5.25%, 05/13/22	1,617	1,547
Alixpartners LLP Initial Term Loan, 4.50%, 07/22/22	4,589	4,546
Alliant Holdings I LP Initial Term Loan, 4.50%, 07/27/22	2,746	2,674
Altice Financing SA 1st Lien Term Loan B, 5.25%, 01/29/22	995	990
AmWINS Group Inc. Term Loan
5.25%, 09/06/19	2,396	2,387
5.25%, 09/06/19	1,091	1,087
Asurion LLC 2nd Lien Term Loan
8.50%, 03/03/21	193	163
8.50%, 03/03/21	727	617
Asurion LLC Incremental Term Loan B, 5.00%, 07/29/22	6,809	6,210
Asurion LLC Incremental Term Loan B-2, 4.25%, 06/20/20	1,867	1,700
Asurion LLC Term Loan B-1, 5.00%, 05/24/19	3,038	2,840
Avago Technologies Cayman Finance 1st Lien Term Loan B-1, 0.00%, 12/31/22 (z)	11,125	10,993
BATS Global Markets Inc. Term Loan B, 5.75%, 02/19/20	795	795
Capital Automotive LP Term Loan B-1, 4.00%, 04/19/19	3,173	3,164
Capital Automotive LP 2nd Lien Term Loan, 6.00%, 04/25/20	3,250	3,239

	Shares/Par †	Value
Clipper Acquisitions Corp. Term Loan B, 3.00%, 02/06/20	1,261	1,224
Communications Sales & Leasing Inc. Term Loan B
5.00%, 10/20/22	1,797	1,656
5.00%, 10/20/22	1,712	1,577
5.00%, 10/20/22	173	159
DTZ US Borrower LLC 1st Lien Term Loan, 4.25%, 11/04/21	5,367	5,228
DTZ US Borrower LLC 1st Lien Term Loan B, 4.25%, 11/04/21	1,796	1,750
Duff & Phelps Corp. 1st Lien Term Loan, 4.75%, 04/23/20	915	894
EP Energy LLC Term Loan B-3, 3.50%, 05/24/18	333	258
Guggenheim Partners Investment Management Holdings LLC Initial Term Loan, 4.25%, 07/17/20	2,541	2,518
Harbourvest Partners LP Extended Term Loan, 3.25%, 02/04/21 (f)	1,177	1,159
Hub International Ltd. Initial Term Loan, 4.00%, 09/17/20	7,860	7,398
INEOS Finance Plc Term Loan, 4.25%, 03/31/22	1,786	1,719
INEOS US Finance LLC New Term Loan, 3.75%, 05/14/18	8,447	8,213
LPL Holdings Inc. Term Loan B, 3.25%, 03/29/19	3,880	3,827
National Financial Partners Corp. Term Loan B, 4.50%, 07/01/20	4,169	3,995
Realogy Corp. Extended Synthetic LC Term Loan, 4.40%, 10/10/16 (f)	33	33
Realogy Corp. New Term Loan B, 3.75%, 03/05/20	7,903	7,830
Sheridan Investment Partners I LLC Term Loan B-2, 4.25%, 10/05/19	3,199	1,882
Sheridan Production Partners II LP Term Loan, 4.25%, 12/16/20	1,646	934
Sheridan Production Partners II LP Term Loan A, 4.25%, 12/16/20	229	130
Sheridan Production Partners II LP Term Loan M, 4.25%, 12/16/20	85	48
Stena AB Term Loan
4.00%, 02/24/21	2,413	2,014
4.00%, 02/24/21	2,500	2,087
Sterigenics-Nordion Holdings LLC Term Loan, 4.25%, 05/15/22	4,190	4,064
Toys R Us Property Co. I LLC Term Loan, 6.00%, 08/21/19	1,234	1,078
Walter Investment Management Corp. Term Loan, 4.75%, 12/19/20	4,278	3,666

		108,463

HEALTH CARE - 10.2%
Akorn Inc. Incremental Term Loan, 5.50%, 04/16/21	2,000	1,950
Akorn Inc. Term Loan B, 5.50%, 11/13/20	968	943
Alere Inc. Term Loan B, 4.25%, 06/10/22	3,755	3,715
Alliance HealthCare Services Inc. Term Loan
4.25%, 06/03/19	572	533
4.25%, 06/03/19	143	133
4.25%, 06/03/19	461	430
4.25%, 06/03/19	500	467
4.25%, 06/03/19	396	369
4.25%, 06/03/19	465	433
4.25%, 06/03/19	357	333
Amneal Pharmaceuticals LLC Term Loan B, 4.50%, 11/01/19	2,250	2,204

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Amsurg Corp. Term Loan B, 3.50%, 07/08/21	1,024	1,013
ATI Holdings Inc. 1st Lien Term Loan
5.25%, 12/20/19	495	490
5.25%, 02/01/20	965	955
Auris Luxembourg III SARL Term Loan B-4, 4.25%, 01/14/22	2,680	2,666
BPA Laboratories Inc. 1st Lien Term Loan, 2.82%, 07/03/17 (q)	1,028	817
BPA Laboratories Inc. 2nd Lien Term Loan, 2.82%, 07/13/17 (q)	894	702
Capsugel Holdings US Inc. Replacement Term Loan, 3.50%, 08/01/18	2,211	2,167
CareCore National LLC Term Loan, 5.50%, 02/12/21	1,958	1,683
Catalent Pharma Solutions Inc. Term Loan, 4.25%, 05/08/21	5,910	5,851
Community Health Systems Inc. Term Loan G, 3.75%, 12/14/19	7,307	7,111
Community Health Systems Inc. Term Loan H, 4.00%, 01/27/21	4,281	4,208
Concentra Inc. Term Loan B, 4.00%, 05/09/22	2,693	2,672
Concordia Healthcare Corp. US Term Loan, 5.25%, 10/20/21	1,820	1,744
Convatec Inc. 1st Lien Term Loan, 4.25%, 12/22/16	2,621	2,571
DaVita HealthCare Partners Inc. Term Loan B, 3.50%, 06/20/21	6,350	6,315
DJO Finance LLC Term Loan B, 4.25%, 06/27/20	1,796	1,742
Emdeon Term Loan B-2
3.75%, 11/17/18	1,749	1,714
3.75%, 11/17/18	152	149
3.75%, 11/17/18	1,055	1,034
3.75%, 11/17/18	632	619
3.75%, 11/17/18	2,880	2,822
Emergency Medical Services Corp. 1st Lien Term Loan B-2, 0.00%, 10/28/22 (z)	1,335	1,325
Emergency Medical Services Corp. Term Loan
4.25%, 05/05/18	2,683	2,662
4.25%, 05/05/18	1,238	1,228
4.25%, 05/05/18	274	272
Endo Luxembourg Finance Co. I SARL Term Loan B, 3.75%, 06/24/22	2,520	2,483
Greatbatch Ltd. Term Loan B, 5.25%, 10/13/22	3,185	3,149
IASIS Healthcare LLC Term Loan B, 4.50%, 02/20/20	3,844	3,763
IMS Health Inc. New Term Loan B
3.50%, 03/17/21	3,009	2,934
3.50%, 03/17/21	3,635	3,544
3.50%, 03/17/21	961	937
Kindred Healthcare Inc. New Term Loan B, 4.25%, 04/09/21	3,933	3,785
Kinetic Concepts Inc. Dollar Term Loan E-1, 4.50%, 05/04/18	6,589	6,331
Mallinckrodt International Finance S.A. Term Loan B, 3.25%, 03/14/21	4,441	4,297
MMM Holdings Inc. Term Loan, 9.75%, 10/23/17	687	432
MPH Acquisition Holdings LLC Term Loan, 3.75%, 03/21/21	9,223	8,962
MSO of Puerto Rico Inc. Term Loan, 9.75%, 10/23/17	500	314
National Surgical Hospitals Inc. Delayed Draw Term Loan, 4.50%, 05/14/22 (f)	61	58
National Surgical Hospitals Inc. Term Loan B, 4.50%, 05/14/22 (f)	387	374
NBTY Inc. Term Loan B-2
3.50%, 10/01/17	193	190

	Shares/Par †	Value
3.50%, 10/01/17	1,618	1,589
3.50%, 10/01/17	96	94
Onex Carestream Finance LP 1st Lien Term Loan, 5.00%, 06/07/19	4,880	4,364
Onex Carestream Finance LP 2nd Lien Term Loan, 9.50%, 12/05/19	1,879	1,654
Opal Acquisition Inc. 1st Lien Term Loan, 5.00%, 11/20/20	4,936	3,990
Ortho-Clinical Diagnostics Inc. 1st Lien Term Loan
4.75%, 06/30/21	2,155	1,818
4.75%, 06/30/21	3,262	2,753
Patheon Inc. Initial Dollar Term Loan, 4.25%, 03/11/21	5,930	5,707
Pharmaceutical Product Development LLC Initial Term Loan, 4.25%, 08/05/22	5,035	4,884
Prestige Brands Inc. Term Loan, 3.50%, 09/03/21	2,380	2,362
Radnet Management Inc. Add-On Term Loan, 4.25%, 10/12/18	2,550	2,519
RPI Finance Trust Term Loan B-4, 3.50%, 11/09/20	2,992	2,977
Select Medical Corp. Term Loan B, 3.75%, 06/01/18	904	895
Surgical Care Affiliates Inc. Initial Term Loan, 4.25%, 03/17/22	2,483	2,452
U.S. Renal Care Inc. 1st Lien Term Loan, 0.00%, 11/17/22 (z)	5,340	5,287
U.S. Renal Care Inc. Term Loan B-2, 5.50%, 07/03/19	—	—
Valeant Pharmaceuticals International Inc. Term Loan B
3.75%, 12/11/19	853	822
3.75%, 07/08/20	2,787	2,668

		154,430

INDUSTRIALS - 11.4%
ADS Waste Holdings Inc. Term Loan B-2, 3.75%, 10/09/19	6,605	6,382
Affinia Group Inc. Term Loan B-2, 4.75%, 04/12/20	333	331
Air Medical Group Holdings Inc. 1st Lien Term Loan, 4.50%, 04/14/22	3,632	3,507
Allflex Holdings III Inc. 1st Lien Term Loan, 4.25%, 06/15/20	2,940	2,876
American Airlines Inc. Term Loan, 3.25%, 06/27/20	4,913	4,830
American Builders & Contractors Supply Co. Inc. Term Loan, 3.50%, 04/15/20	2,333	2,310
Ameriforge Group Inc. 1st Lien Term Loan, 5.00%, 12/19/19 (q)	2,429	761
Ameriforge Group Inc. 2nd Lien Term Loan, 8.75%, 12/19/20 (q)	500	30
Axalta Coating Systems US Holdings Inc. Term Loan B, 3.75%, 02/03/20	6,993	6,918
BakerCorp International Inc. New Term Loan, 4.25%, 02/20/20 (f)	2,918	2,466
Brand Energy & Infrastructure Services Inc. Term Loan, 4.75%, 11/21/20	3,682	3,472
Brickman Group Holdings Inc. 1st Lien Term Loan, 4.00%, 12/15/20	8,345	8,065
Builders FirstSource Inc. Initial Term Loan, 6.00%, 07/31/22	4,589	4,532
Capsugel Holdings US Inc. Replacement Term Loan, 3.50%, 08/01/18	430	422
Commercial Barge Line Co. 1st Lien Term Loan, 9.75%, 11/06/20	2,759	2,538

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
DAE Aviation Holdings Inc. 1st Lien Term Loan, 5.25%, 06/25/22	3,600	3,575
Emerald Expositions Holdings Inc. Term Loan, 4.75%, 06/17/20	1,666	1,633
Evertec Group LLC Term Loan B, 3.25%, 04/25/20	2,925	2,803
Filtration Group Corp. 1st Lien Term Loan, 4.25%, 11/14/20	3,907	3,790
Filtration Group Corp. 2nd Lien Term Loan, 8.25%, 11/14/21	253	245
Flying Fortress Holdings LLC Term Loan, 3.50%, 06/30/17	667	665
FPC Holdings Inc. 1st Lien Term Loan, 5.25%, 11/19/19	1,892	1,523
Gardner Denver Inc. Dollar Term Loan, 4.25%, 07/31/20	5,838	5,238
Gates Global LLC US Term Loan, 4.25%, 06/12/21	4,247	3,974
Generac Power Systems Inc. New Term Loan, 3.50%, 05/12/20	6,488	6,347
Harbor Freight Tools USA Inc. New Term Loan, 4.75%, 07/26/19	903	900
Hertz Corp. New Term Loan, 3.00%, 03/11/18	2,292	2,267
Husky Injection Molding Systems Ltd. 1st Lien Term Loan, 4.25%, 06/25/21	3,500	3,356
Husky Injection Molding Systems Ltd. Term Loan, 4.25%, 06/25/21	1,903	1,825
Kenan Advantage Group Inc. Term Loan B, 4.00%, 07/22/22	1,887	1,864
Kenan Canada GP Term Loan, 4.00%, 07/31/22	602	595
Lineage Logistics Holdings LLC 1st Lien Term Loan, 4.50%, 04/14/21 (f)	3,930	3,537
LM US Corp Acquisition Inc. 1st Lien Term Loan, 4.75%, 10/25/19	685	681
LM US Corp Acquisition Inc. 1st Lien Term Loan, 4.75%, 10/25/19	894	888
LM US Corp Acquisition Inc. Term Loan, 4.75%, 10/25/19	76	75
LS Newco Pty Ltd. Term Loan B, 5.50%, 05/21/22 (f)	928	919
Milacron LLC Term Loan B, 4.50%, 09/28/20	1,783	1,752
Mirror Bidco Corp. Term Loan, 4.25%, 12/28/19 (f)	3,838	3,762
Navistar Inc. Term Loan B, 6.50%, 08/06/20	1,800	1,578
North American Lifting Holdings Inc. 1st Lien Term Loan, 5.50%, 11/27/20	1,625	1,167
Novelis Inc. Initial Term Loan, 4.00%, 06/05/22	7,423	7,062
On Assignment Inc. Term Loan, 3.75%, 06/01/22	1,580	1,571
OSG Bulk Ships Inc. Term Loan, 5.25%, 07/22/19	593	567
Otter Products LLC Term Loan B, 5.75%, 05/30/20	1,827	1,742
Paragon Offshore Finance Co. Term Loan, 3.75%, 07/18/21 (q)	1,188	301
Ply Gem Industries Inc. Term Loan, 4.00%, 01/30/21	983	963
PODS Term Loan B-1, 4.50%, 01/28/22 (f)	1,202	1,181
Prime Security Services Borrower LLC 1st Lien Term Loan, 5.00%, 06/18/21	2,693	2,630
Rexnord LLC 1st Lien Term Loan B
4.00%, 08/23/20	9,780	9,456
4.00%, 08/23/20	506	489
Road Infrastructure Investment LLC 1st Lien Term Loan, 4.25%, 03/31/21	2,948	2,849
Sedgwick CMS Holdings Inc. 1st Lien Term Loan, 3.75%, 02/11/21	5,895	5,645

	Shares/Par †	Value
Silver II US Holdings LLC Term Loan, 4.00%, 12/13/19	3,308	2,790
Southwire LLC Term Loan, 3.00%, 02/11/21	2,916	2,843
Summit Materials LLC Term Loan, 4.25%, 06/25/22	2,704	2,662
TransDigm Group Inc. Term Loan E, 3.50%, 05/13/22	2,085	2,015
TransDigm Inc. Term Loan C, 3.75%, 02/28/20	6,193	6,032
TransUnion LLC Term Loan, 3.50%, 04/09/21	4,913	4,763
Unifrax I LLC New Term Loan, 4.25%, 11/28/18 (f)	1,360	1,302
United Airlines Inc. Term Loan B, 3.25%, 04/01/19	3,890	3,855
US Airways Inc. Term Loan B-1, 3.50%, 05/23/19	4,900	4,841
WTG Holdings III Corp. 2nd Lien Term Loan, 8.50%, 01/10/22	500	476
XPO Logistics Inc. Term Loan B, 5.50%, 10/27/21	2,650	2,636

		173,070

INFORMATION TECHNOLOGY - 8.8%
Ancestry.com Inc. Initial Term Loan, 5.00%, 08/17/22	3,671	3,634
Applied Systems Inc. 1st Lien Term Loan, 4.25%, 01/15/21	952	932
Applied Systems Inc. 2nd Lien Term Loan, 7.50%, 01/15/22	1,000	915
Aristocrat International Pty Ltd. Term Loan, 4.75%, 10/20/21	522	519
Avaya Inc. Term Loan B-7, 6.25%, 04/30/20	7,291	5,039
Blue Coat Holdings Inc. Term Loan, 4.50%, 05/19/22	3,000	2,892
BMC Software Finance Inc. Initial US Term Loan, 5.00%, 08/15/20	5,713	4,689
CCC Information Services Inc. Term Loan
4.00%, 12/20/19	19	19
4.00%, 12/20/19	993	973
4.00%, 12/20/19	906	888
CDW LLC Incremental Term Loan, 3.25%, 04/24/20	945	920
CDW LLC Senior Term Loan, 3.25%, 04/24/20	8,775	8,542
CommScope Inc. Incremental Term Loan B, 3.75%, 05/27/22	2,643	2,622
Compucom Systems Inc. Term Loan B, 4.25%, 05/07/20	1,316	825
Dell Inc. Term Loan B-2, 4.00%, 04/29/20	10,813	10,726
First Data Corp. Replacement Term Loan, 3.71%, 03/24/18	10,697	10,544
First Data Corp. Replacement Term Loan B, 3.71%, 09/24/18	1,000	985
First Data Corp. Term Loan, 4.21%, 03/24/21	1,129	1,123
Go Daddy Operating Co. LLC Term Loan, 4.25%, 05/05/21	3,938	3,905
HD Supply Inc. Term Loan, 3.75%, 08/07/21	4,589	4,470
Infor (US) Inc. Term Loan B-3, 3.75%, 05/23/20	476	446
Kronos Inc. 1st Lien Term Loan, 4.50%, 10/25/19	1,790	1,757
Kronos Inc. Extended Term Loan, 4.50%, 10/30/19	402	395
LTS Buyer LLC Term Loan B, 4.00%, 04/01/20	5,546	5,388
MA Financeco LLC Term Loan B, 5.25%, 10/07/21	2,632	2,605
Magic Newco LLC Term Loan B, 5.00%, 12/01/18	2,569	2,563
Microsemi Corp. New Term Loan B-1 Facility, 3.25%, 02/19/20	2,632	2,629

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Microsemi Corp. Term Loan, 0.00%, 12/17/22 (z)	1,780	1,745
Mitel US Holdings Inc. Term Loan B, 5.50%, 05/15/22	2,687	2,651
NXP Funding LLC Term Loan B, 3.75%, 11/05/20	900	895
Presidio Inc. Term Loan B, 5.25%, 02/02/22	2,558	2,486
Riverbed Technology Inc. 1st Lien Term Loan, 6.00%, 02/25/22	2,233	2,220
Rovi Solutions Corp. New Term Loan B, 3.75%, 07/02/21	2,463	2,327
Sabre Inc. Incremental Term Loan, 4.00%, 02/19/19	2,933	2,898
Sabre Inc. Term Loan B, 4.00%, 02/19/19	3,080	3,044
Skillsoft Corp. 1st Lien Term Loan, 5.75%, 04/22/21	3,950	3,041
Skillsoft Corp. 2nd Lien Term Loan, 9.25%, 04/22/22	1,000	647
SS&C Technologies Term Loan B-1, 4.00%, 06/28/22	4,319	4,281
SS&C Technologies Term Loan B-2, 4.00%, 06/28/22	636	630
Sungard Availability Services Capital Inc. Term Loan B, 6.00%, 03/25/19	3,531	3,050
SurveyMonkey.com LLC Term Loan, 6.25%, 02/07/19 (f)	2,862	2,797
Transaction Network Services Inc. Initial Term Loan, 5.00%, 02/14/20	2,933	2,882
TransFirst Inc. Term Loan B-1, 4.75%, 11/12/21	2,425	2,401
Verint Systems Inc. New Term Loan, 3.50%, 09/06/19	1,343	1,334
West Corp. Term Loan B-10, 3.25%, 06/30/18	5,420	5,324
WP Mustang Holdings Ltd. 1st Lien Term Loan B
5.50%, 05/29/21	1,425	1,417
5.50%, 05/29/21	53	52
Zebra Technologies Corp. Term Loan, 4.75%, 10/03/21	6,475	6,475

		133,542

MATERIALS - 10.1%
A. Schulman Holdings SARL Term Loan B, 4.00%, 05/11/22	448	443
AI Chem & Cy US AcquiCo Inc. Term Loan B-1, 4.50%, 06/28/19	1,825	1,811
AI Chem & Cy US AcquiCo Inc. Term Loan B-2, 4.50%, 10/03/19	947	939
Anchor Glass Container Corp. Term Loan
4.50%, 06/24/22	160	159
4.50%, 06/24/22	129	128
4.50%, 06/24/22	145	144
Arch Western Finance LLC Term Loan, 6.25%, 05/16/18	6,843	3,013
Ardagh Holdings USA Inc. Incremental Term Loan, 4.00%, 12/17/17	3,642	3,573
Ascend Performance Materials LLC Term Loan B, 6.75%, 04/10/18	1,444	1,342
Axiall Corp. Term Loan B, 4.00%, 02/26/22	1,337	1,324
AZ Chem US Inc. 1st Lien Term Loan, 4.50%, 06/10/21	1,288	1,282
AZ Chem US Inc. 2nd Lien Term Loan, 7.50%, 06/10/22	1,000	998
Berry Plastics Corp. Incremental Term Loan D
3.50%, 02/08/20	9,694	9,493
3.50%, 02/08/20	4	3
Berry Plastics Corp. Term Loan F, 4.00%, 09/16/22	2,239	2,217

	Shares/Par †	Value
BWAY Holding Co. Term Loan B, 5.50%, 08/07/20	4,433	4,241
Chemours Co. Term Loan B, 3.75%, 05/09/22	2,851	2,604
Chemtura Corp. Term Loan B, 3.50%, 08/29/16 (f)	24	24
Consolidated Container Co. LLC Term Loan B
5.00%, 07/03/19	1,343	1,214
5.00%, 07/03/19	592	535
CPG International Inc. Term Loan, 4.75%, 09/30/20	2,933	2,742
Emerald Performance Materials LLC 1st Lien Term Loan, 4.50%, 07/23/21	1,648	1,610
Exopack Holdings SA Term Loan, 4.50%, 04/24/19	609	590
Fairmount Minerals Ltd. Term Loan B-2, 4.50%, 09/05/19	4,888	2,375
Flint Group GmbH Term Loan C, 4.50%, 05/03/21	490	480
Flint Group US LLC Term Loan B-2, 4.50%, 05/03/21	2,966	2,902
FMG Resources (August 2006) Pty Ltd. Term Loan B, 4.25%, 06/30/19	12,636	9,336
Gemini HDPE LLC Term Loan, 4.75%, 08/04/21	2,664	2,627
Headwaters Inc. Term Loan B, 4.50%, 03/11/22	746	741
Hilex Poly Co. LLC Term Loan B, 6.00%, 12/05/21	1,737	1,729
Houghton International Inc. 1st Lien Term Loan, 4.25%, 12/13/19	2,231	2,195
Houghton International Inc. 2nd Lien Term Loan, 9.75%, 12/20/20	1,000	986
Huntsman International LLC Incremental Term Loan
3.75%, 01/31/21	3,887	3,811
3.75%, 01/31/21	83	82
Infor (US) Inc. Term Loan B-5, 3.75%, 06/03/20	7,935	7,432
Klockner-Pentaplast of America Inc. Term Loan, 5.00%, 04/22/20	1,882	1,861
KP Germany Erste GmbH 1st Lien Term Loan, 5.00%, 04/22/20	804	795
Kranson Industries Inc. Term Loan, 4.00%, 04/30/18	1,837	1,804
Kronos Worldwide Inc. Replacement Term Loan, 4.00%, 02/18/20	983	884
MacDermid Inc. Term Loan B-2, 5.50%, 06/07/20	565	546
MacDermid Inc. Term Loan B-3, 5.50%, 06/07/20	1,995	1,932
Nexeo Solutions LLC Term Loan B-3
5.00%, 09/09/17	921	874
5.00%, 09/09/17	601	571
5.00%, 09/09/17	2,228	2,116
Omnova Solutions Inc. Extended Term Loan, 4.25%, 05/01/18 (f)	1,900	1,893
Onex TSG Holdings II Corp. 1st Lien Term Loan, 5.00%, 07/31/22	1,815	1,785
Onex Wizard US Acquisition Inc. Term Loan
4.25%, 02/03/22	5,580	5,483
4.25%, 02/03/22	628	618
Owens-Brockway Glass Container Inc. Term Loan B, 3.50%, 08/12/22	1,835	1,825
Oxea Finance LLC 1st Lien Term Loan, 4.25%, 02/01/20	2,940	2,815
PolyOne Corporation Term Loan B, 3.75%, 11/06/22	500	500
PQ Corp. 1st Lien Term Loan
4.00%, 08/07/17	80	79

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
4.00%, 08/07/17	5,091	5,040
Priso Acquisition Corp. Term Loan, 4.50%, 05/01/22	2,688	2,580
Quikrete Holdings Inc. 1st Lien Term Loan, 4.00%, 09/30/20	5,672	5,599
Quikrete Holdings Inc. 2nd Lien Term Loan, 7.00%, 03/30/21	442	441
Signode Industrial Group Holdings US Inc. Term Loan B
3.75%, 05/08/21	3,026	2,912
3.75%, 05/08/21	1,770	1,704
Solenis International LP 1st Lien Term Loan, 4.25%, 07/02/21	3,308	3,165
Solenis International LP 2nd Lien Term Loan
7.75%, 07/02/22	448	353
7.75%, 07/02/22	902	710
Stardust Finance Holdings Inc. Junior Lien Term Loan, 10.50%, 03/04/23 (f)	540	513
Stardust Finance Holdings Inc. Senior Lien Term Loan, 6.50%, 03/05/22	3,009	2,904
Tank Holding Corp. Term Loan
5.25%, 03/12/22	1,257	1,233
5.25%, 03/12/22	732	718
Tekni-Plex Inc. Term Loan B-1, 4.50%, 04/15/22	2,239	2,200
Trinseo Materials Operating S.C.A. Term Loan B, 4.25%, 11/01/21	2,687	2,642
Tronox Inc. Term Loan, 4.25%, 03/22/20	2,691	2,375
Univar Inc. Initial Dollar Term Loan
4.25%, 06/25/22	5,850	5,651
4.25%, 06/25/22	5,850	5,651
Univar Inc. Term Loan B, 0.00%, 06/30/17 (z)	—	—
Wilsonart LLC Incremental Term Loan, 4.00%, 10/31/19	980	954
Wilsonart LLC Term Loan
4.00%, 10/31/19	1,895	1,844
4.00%, 10/31/19	1,990	1,937

		152,632

TELECOMMUNICATION SERVICES - 4.7%
Consolidated Communications Inc. 1st Lien Term Loan B, 4.25%, 12/20/20	3,430	3,398
Genesys Telecom Holdings US Inc. Delayed Draw Term Loan
4.50%, 11/04/20	442	437
4.50%, 11/04/20	538	533
Genesys Telecom Holdings US Term Loan, 4.00%, 01/25/19	778	762
Global Tel*Link Corp. 1st Lien Term Loan, 5.00%, 05/20/20	2,466	1,772
Global Tel*Link Corp. 2nd Lien Term Loan, 9.00%, 11/20/20	1,000	680
Hargray Communications Group Inc. Term Loan B, 5.25%, 06/24/19	3,180	3,157
Intelsat Jackson Holdings SA Term Loan B-2, 3.75%, 06/30/19	9,628	9,085
Level 3 Financing Inc. Term Loan, 4.00%, 08/01/19	500	499
Level 3 Financing Inc. Term Loan B, 4.00%, 01/14/20	9,000	8,963
Level 3 Financing Inc. Term Loan B-2, 3.50%, 05/31/22	2,700	2,655
LTS Buyer LLC Term Loan B, 4.00%, 04/13/20	1,256	1,220
Neptune Finco Corp. Term Loan B, 5.00%, 09/16/22	9,300	9,274
NTELOS Inc. Extended Term Loan B, 5.75%, 11/09/19 (f)	1,657	1,640

	Shares/Par †	Value
SBA Senior Finance II LLC Term Loan, 3.25%, 03/24/21	6,895	6,740
Securus Technologies Holdings Inc. Term Loan, 4.75%, 04/26/20	2,933	2,089
T-Mobile USA Inc. Term Loan B, 3.50%, 11/03/22	625	624
Telesat Canada US Term Loan B, 3.50%, 03/26/19	5,780	5,676
Virgin Media Investment Holdings Ltd. Term Loan B-2, 3.50%, 06/07/20	5,615	5,492
Zayo Group LLC Term Loan, 3.75%, 07/14/19	6,857	6,733

		71,429

UTILITIES - 0.6%
Calpine Construction Finance Co. LP Term Loan B-1, 3.00%, 05/03/20	975	915
Calpine Construction Finance Co. LP Term Loan B-2, 3.25%, 01/03/22	975	922
Calpine Corp. Term Loan B-3, 4.00%, 10/05/19	484	471
Calpine Corp. Term Loan B-5, 3.50%, 05/23/22	3,582	3,408
Calpine Corp. Term Loan B-6, 4.00%, 01/15/23	800	764
NRG Energy Inc. Term Loan B-2, 2.75%, 07/01/18	1,990	1,932

		8,412

Total Variable Rate Senior Loan Interests (cost $1,436,389)		1,333,142

SHORT TERM INVESTMENTS - 8.1%

Investment Company - 8.1%
State Street Institutional Liquid Reserves Fund, 0.22% (h)	121,662	121,662

Total Short Term Investments (cost $121,662)		121,662

Total Investments - 100.0% (cost $1,624,991)		1,512,490
Other Assets and Liabilities, Net - 0.0%		63

Total Net Assets - 100.0%		$1,512,553

JNL/PPM America High Yield Bond Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.9%
American Airlines Pass-Through Trust, 5.60%, 07/15/20 (r)	$9,308	$9,494
Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.75%, 06/11/16 (i)	1,000	1,001
Continental Airlines Inc. Pass-Through Trust
6.25%, 04/11/20	1,584	1,663
5.50%, 10/29/20	1,780	1,833
Hawaiian Airlines Pass-Through Certificates, 4.95%, 01/15/22	4,901	4,778
United Air Lines Inc. Pass-Through Trust, 4.75%, 04/11/22	3,749	3,745

Total Non-U.S. Government Agency Asset-Backed Securities (cost $22,304)		22,514

CORPORATE BONDS AND NOTES - 74.9%

CONSUMER DISCRETIONARY - 19.6%
24 Hour Holdings III LLC, 8.00%, 06/01/22 (e) (r)	7,389	6,004
Altice SA, 7.75%, 05/15/22 (r)	5,000	4,513
AMC Entertainment Inc., 5.75%, 06/15/25	12,000	12,060
AMC Networks Inc., 4.75%, 12/15/22 (e)	3,000	3,000
American Greetings Corp., 7.38%, 12/01/21	3,934	4,111
ARAMARK Services Inc., 5.13%, 01/15/24 (r)	849	865
Argos Merger Sub Inc., 7.13%, 03/15/23 (e) (r)	6,484	6,429

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
BC Mountain LLC, 7.00%, 02/01/21 (e) (r)	8,779	6,760
Beazer Homes USA Inc.
5.75%, 06/15/19 (e)	3,977	3,659
7.50%, 09/15/21 (e)	14,382	13,195
Boyd Gaming Corp., 9.00%, 07/01/20	4,273	4,529
Caesars Entertainment Operating Co. Inc., 9.00%, 02/15/20 (c) (d)	7,000	5,320
Caesars Entertainment Resort Properties LLC, 11.00%, 10/01/21	3,000	2,715
CCO Holdings LLC
5.13%, 02/15/23	6,000	6,007
5.38%, 05/01/25 (e) (r)	12,000	11,940
5.88%, 05/01/27 (e) (r)	6,000	5,970
CCOH Safari LLC, 5.75%, 02/15/26 (r)	2,326	2,332
Chinos Intermediate Holdings A Inc., 7.75%, 05/01/19 (r) (y)	4,747	1,187
Churchill Downs Inc.
5.38%, 12/15/21	5,730	5,744
5.38%, 12/15/21 (r)	6,004	6,019
Clear Channel Communications Inc.
14.00%, 02/01/21 (y)	10,798	2,942
9.00%, 03/01/21	6,000	4,185
DISH DBS Corp.
5.13%, 05/01/20	4,497	4,452
5.00%, 03/15/23	5,000	4,338
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 07/01/19 (r)	5,000	5,112
Eldorado Resorts Inc., 7.00%, 08/01/23 (e) (r)	6,000	5,880
Gannett Co. Inc.
4.88%, 09/15/21 (r)	990	992
5.50%, 09/15/24 (e) (r)	2,182	2,182
General Motors Co.
4.88%, 10/02/23	5,000	5,113
4.00%, 04/01/25	6,000	5,684
Gibson Brands Inc., 8.88%, 08/01/18 (e) (r)	7,418	4,302
GLP Capital LP
4.88%, 11/01/20 (e)	8,108	7,946
5.38%, 11/01/23 (e)	2,424	2,363
Goodyear Tire & Rubber Co., 5.13%, 11/15/23	3,115	3,193
Greektown Holdings LLC, 8.88%, 03/15/19 (r)	3,100	3,131
Grupo Televisa SAB, 6.13%, 01/31/46	6,838	6,798
Hilton Worldwide Finance LLC, 5.63%, 10/15/21	5,000	5,181
iHeartCommunications Inc., 10.63%, 03/15/23 (e)	5,000	3,475
International Game Technology Plc, 6.25%, 02/15/22 (r)	2,014	1,883
Jarden Corp.
6.13%, 11/15/22 (e)	857	885
5.00%, 11/15/23 (r)	4,348	4,446
Jo-Ann Stores Holdings Inc., 9.75%, 10/15/19 (r) (y)	6,316	3,474
KB Home
7.50%, 09/15/22 (e)	3,000	2,985
7.63%, 05/15/23	7,000	6,912
L Brands Inc., 5.63%, 10/15/23 (e)	7,000	7,420
Landry’s Holdings II Inc., 10.25%, 01/01/18 (r)	6,899	6,882
Landry’s Inc., 9.38%, 05/01/20 (r)	3,619	3,809
Levi Strauss & Co., 5.00%, 05/01/25 (e)	1,893	1,884
Limited Brands Inc., 6.63%, 04/01/21	3,000	3,323
LIN Television Corp.
6.38%, 01/15/21 (e)	1,800	1,886
5.88%, 11/15/22 (e)	3,000	2,985
Live Nation Entertainment Inc., 5.38%, 06/15/22 (r)	2,425	2,389
M/I Homes Inc., 6.75%, 01/15/21 (r)	8,000	7,880
Men’s Wearhouse Inc., 7.00%, 07/01/22	5,000	3,550

	Shares/Par †	Value
MGM Resorts International, 6.75%, 10/01/20	4,000	4,110
Michaels Stores Inc., 5.88%, 12/15/20 (e) (r)	3,000	3,101
Mohegan Tribal Gaming Authority, 9.75%, 09/01/21 (r)	1,833	1,828
NBCUniversal Enterprise Inc., 5.25%, (callable at 100 beginning 03/19/21) (m) (r)	7,626	8,084
Neiman Marcus Group Ltd. Inc.
8.00%, 10/15/21 (e) (r)	5,000	3,700
8.75%, 10/15/21 (r) (y)	10,000	6,200
New Cotai LLC, 10.63%, 05/01/19 (e) (r) (y)	13,248	9,936
Palace Entertainment Holdings LLC, 8.88%, 04/15/17 (r)	4,667	4,574
Petco Holdings Inc., 8.50%, 10/15/17 (r) (y)	9,000	9,157
PVH Corp., 4.50%, 12/15/22 (e)	6,807	6,654
Radio Systems Corp., 8.38%, 11/01/19 (r)	900	934
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	1,438	1,474
Sally Holdings LLC
5.50%, 11/01/23	6,085	6,222
5.63%, 12/01/25	5,000	5,050
Schaeffler Finance BV, 4.25%, 05/15/21 (e) (r)	8,077	8,016
Schaeffler Holding Finance BV, 6.88%, 08/15/18 (r) (y)	4,865	5,011
Scientific Games International Inc.
6.63%, 05/15/21 (e)	12,000	5,640
10.00%, 12/01/22	7,000	4,970
Seminole Hard Rock Entertainment Inc., 5.88%, 05/15/21 (r)	2,135	2,130
Shingle Springs Tribal Gaming Authority, 9.75%, 09/01/21 (r)	7,000	7,140
Sirius XM Radio Inc.
4.63%, 05/15/23 (e) (r)	1,631	1,598
6.00%, 07/15/24 (r)	8,753	9,147
Springs Industries Inc., 6.25%, 06/01/21	2,353	2,329
Starz LLC, 5.00%, 09/15/19	5,000	5,062
Studio City Finance Ltd., 8.50%, 12/01/20 (r)	5,000	4,825
Tempur Sealy International Inc., 5.63%, 10/15/23 (r)	1,496	1,511
Tenneco Inc., 6.88%, 12/15/20	8,065	8,347
Tops Holding LLC, 8.00%, 06/15/22 (r)	5,333	5,253
Toys R Us Inc., 10.38%, 08/15/17	8,286	5,842
Unitymedia Hessen GmbH & Co. KG, 5.00%, 01/15/25 (r)	10,135	9,679
Unitymedia KabelBW GmbH, 6.13%, 01/15/25 (r)	5,000	4,941
Univision Communications Inc.
5.13%, 05/15/23 (r)	6,000	5,775
5.13%, 02/15/25 (r)	5,263	5,000
Wave Holdco LLC, 8.25%, 07/15/19 (r) (y)	5,926	5,719
WideOpenWest Finance LLC
10.25%, 07/15/19	14,175	13,385
13.38%, 10/15/19	9,475	8,859
WMG Holdings Corp., 13.75%, 10/01/19	3,000	3,128
Wyndham Worldwide Corp., 5.10%, 10/01/25	7,000	7,071

		463,623

CONSUMER STAPLES - 3.1%
BI-LO LLC, 8.63%, 09/15/18 (e) (r) (y)	5,333	4,533
Century Intermediate Holding Co. 2, 9.75%, 02/15/19 (r) (y)	6,851	7,005
Constellation Brands Inc.
3.88%, 11/15/19 (e)	2,041	2,097
4.75%, 11/15/24	545	556
4.75%, 12/01/25 (e)	1,876	1,911
Diamond Foods Inc., 7.00%, 03/15/19 (r)	5,000	5,162
Energizer SpinCo Inc., 5.50%, 06/15/25 (r)	4,347	4,086
Hearthside Group Holdings LLC, 6.50%, 05/01/22 (r)	8,517	7,878

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
JBS Investments GmbH, 7.25%, 04/03/24 (e) (r)	10,760	9,765
Post Holdings Inc.
6.00%, 12/15/22 (r)	3,564	3,493
8.00%, 07/15/25 (e) (r)	3,292	3,490
Reynolds Group Issuer Inc., 9.88%, 08/15/19	2,424	2,442
Rite Aid Corp.
9.25%, 03/15/20	3,154	3,335
6.13%, 04/01/23 (r)	4,310	4,461
Spectrum Brands Inc., 5.75%, 07/15/25 (r)	4,762	4,881
Sun Merger Sub Inc.
5.25%, 08/01/18 (r)	611	619
5.88%, 08/01/21 (e) (r)	963	992
U.S. Foods Inc., 8.50%, 06/30/19	5,968	6,147

		72,853

ENERGY - 8.5%
Alta Mesa Holdings LP, 9.63%, 10/15/18	10,632	3,721
American Energy - Woodford LLC
12.00%, 12/30/20 (r)	53	8
9.00%, 09/15/22 (p) (q)	5,000	400
Atlas Energy Holdings Operating Co. LLC
7.75%, 01/15/21	3,000	598
9.25%, 08/15/21	8,161	1,673
Blue Racer Midstream LLC, 6.13%, 11/15/22 (e) (r)	2,000	1,380
BreitBurn Energy Partners LP
8.63%, 10/15/20	1,000	200
7.88%, 04/15/22 (e)	6,713	1,208
California Resources Corp.
5.50%, 09/15/21 (e)	2,665	839
8.00%, 12/15/22 (e) (r)	12,832	6,753
6.00%, 11/15/24 (e)	2,120	647
Calumet Specialty Products Partners LP
6.50%, 04/15/21	8,250	7,178
7.63%, 01/15/22	4,000	3,400
7.75%, 04/15/23 (r)	3,000	2,550
Carrizo Oil & Gas Inc.
7.50%, 09/15/20 (e)	5,500	4,806
6.25%, 04/15/23	491	398
Chaparral Energy Inc.
9.88%, 10/01/20 (e)	4,136	1,034
8.25%, 09/01/21	3,000	720
7.63%, 11/15/22 (e)	21,350	4,911
Chesapeake Energy Corp., 8.00%, 12/15/22 (e) (r)	7,435	3,643
CITGO Holding Inc., 10.75%, 02/15/20 (r)	14,690	14,249
DCP Midstream LLC, 5.85%, 05/21/43 (i) (r)	8,401	6,427
Devon Energy Corp., 5.85%, 12/15/25 (e)	5,003	4,866
Energy Transfer Partners LP
4.05%, 03/15/25	2,396	1,969
4.90%, 03/15/35	10,000	7,267
5.15%, 03/15/45	4,322	3,055
Energy XXI Gulf Coast Inc.
7.50%, 12/15/21 (e)	6,087	662
6.88%, 03/15/24	6,494	714
EnQuest Plc, 7.00%, 04/15/22 (r)	17,010	5,932
EP Energy LLC
9.38%, 05/01/20 (e)	7,967	5,079
6.38%, 06/15/23	6,239	3,120
Exterran Partners LP
6.00%, 04/01/21	2,927	2,407
6.00%, 10/01/22	3,500	2,853
Halcon Resources Corp.
8.63%, 02/01/20 (e) (r)	2,661	1,836
12.00%, 02/15/22 (e) (p) (q)	6,636	4,380
Ithaca Energy Inc., 8.13%, 07/01/19 (e) (p) (q)	16,602	12,285
Kosmos Energy Ltd., 7.88%, 08/01/21 (r)	4,000	3,220

	Shares/Par †	Value
Legacy Reserves LP, 8.00%, 12/01/20	9,917	2,083
Midstates Petroleum Co. Inc., 9.25%, 06/01/21 (e)	3,723	428
MPLX LP, 4.88%, 06/01/25 (r)	898	804
Northern Oil and Gas Inc., 8.00%, 06/01/20	6,733	4,477
Offshore Group Investment Ltd., 7.13%, 04/01/23 (c) (d) (e)	8,119	1,796
Oneok Inc., 7.50%, 09/01/23 (e)	10,000	8,325
PBF Logistics LP, 6.88%, 05/15/23 (e)	5,172	4,707
Petroplus Finance Ltd., 9.38%, 09/15/19 (c) (d) (r)	2,179	850
Plains Exploration & Production Co., 6.50%, 11/15/20	3,000	1,935
Quicksilver Resources Inc., 11.00%, 07/01/21 (c) (d)	14,000	385
Range Resources Corp., 4.88%, 05/15/25 (e) (r)	5,000	3,800
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24	2,730	2,375
Sanchez Energy Corp., 7.75%, 06/15/21 (e)	2,943	1,795
Seadrill Ltd., 6.13%, 09/15/17 (k) (r)	4,000	2,020
Stone Energy Corp., 7.50%, 11/15/22	11,418	3,768
SunCoke Energy Partners LP, 7.38%, 02/01/20 (r)	5,455	3,382
Targa Resources Partners LP, 6.75%, 03/15/24 (e) (r)	5,000	4,263
Tesoro Corp., 5.13%, 04/01/24 (e)	2,947	2,932
Tesoro Logistics LP
5.50%, 10/15/19 (r)	1,231	1,194
6.25%, 10/15/22 (r)	6,000	5,685
Transocean Inc.
7.13%, 12/15/21 (e) (l)	8,000	5,170
4.30%, 10/15/22 (l)	6,625	3,511
7.50%, 04/15/31	7,000	3,990
WPX Energy Inc.
7.50%, 08/01/20 (e)	3,182	2,577
8.25%, 08/01/23 (e)	4,988	3,990

		202,630

FINANCIALS - 10.7%
AerCap Ireland Capital Ltd.
3.75%, 05/15/19	5,000	4,994
4.63%, 10/30/20	2,387	2,444
Ally Financial Inc.
3.60%, 05/21/18	5,000	5,000
3.75%, 11/18/19	6,000	5,917
4.13%, 03/30/20	4,000	3,980
4.63%, 05/19/22 (e)	5,000	5,025
4.63%, 03/30/25 (e)	5,000	4,937
5.75%, 11/20/25	12,500	12,656
Alphabet Holding Co. Inc., 7.75%, 11/01/17 (y)	5,111	4,983
Altice Financing SA
7.88%, 12/15/19 (r)	4,101	4,265
6.63%, 02/15/23 (r)	2,000	1,975
Barclays Plc, 8.25%, (callable at 100 beginning 12/15/18) (m) (v)	10,000	10,647
BNP Paribas SA, 7.37%, (callable at 100 beginning 08/19/25) (e) (m) (r)	2,894	2,970
CIT Group Inc., 3.88%, 02/19/19 (e)	7,000	6,965
Citigroup Inc., 6.13%, (callable at 100 beginning 11/15/20) (m)	6,000	6,120
CommScope Technologies Finance LLC, 6.00%, 06/15/25 (r)	6,726	6,474
Denver Parent Corp., 12.25%, 08/15/18 (y)	7,851	39
ESH Hospitality Inc., 5.25%, 05/01/25 (r)	2,419	2,359
Ford Motor Credit Co. LLC, 4.13%, 08/04/25	5,000	4,985
Forestar USA Real Estate Group Inc., 8.50%, 06/01/22 (e) (r)	2,500	2,438

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
General Motors Financial Co. Inc., 4.00%, 01/15/25	4,000	3,797
Goldman Sachs Group Inc., 5.38%, (callable at 100 beginning 05/10/20) (m)	12,559	12,481
HSBC Holdings Plc
6.37% (callable at 100 beginning 03/30/25) (e) (m)	6,000	5,992
6.37% (callable at 100 beginning 09/17/24) (e) (m) (v)	4,952	4,890
International Lease Finance Corp.
8.25%, 12/15/20 (e)	3,003	3,551
4.63%, 04/15/21	9,897	10,144
8.63%, 01/15/22	3,000	3,630
JPMorgan Chase & Co.
5.30% (callable at 100 beginning 05/01/20) (m)	15,000	14,944
7.90% (callable at 100 beginning 04/30/18) (m)	1,464	1,490
Liberty Mutual Group Inc., 4.95%, 05/01/22 (r)	4,000	4,240
National Rural Utilities Cooperative Finance Corp., 4.75%, 04/30/43 (i)	7,000	6,905
Navient Corp., 5.88%, 03/25/21	5,000	4,450
Nielsen Finance LLC, 5.00%, 04/15/22 (e) (r)	5,625	5,555
Opal Acquisition Inc., 8.88%, 12/15/21 (r)	6,000	4,980
Royal Bank of Scotland Group Plc
7.50% (callable at 100 beginning 08/10/20) (e) (m) (v)	8,929	9,297
8.00% (callable at 100 beginning 08/10/25) (e) (m) (v)	5,422	5,734
5.13%, 05/28/24	6,000	6,081
SLM Corp., 4.88%, 06/17/19 (e)	6,000	5,520
Stena AB, 7.00%, 02/01/24 (r)	8,993	7,644
Stena International SA, 5.75%, 03/01/24 (r)	7,500	6,300
Washington Mutual Bank, 0.00%, 06/15/11 (c) (d) (f)	1,500	3
WaveDivision Escrow LLC, 8.13%, 09/01/20 (r)	2,182	2,087
Wells Fargo & Co., 5.87%, (callable at 100 beginning 06/15/25) (e) (m)	8,046	8,468
ZF North America Capital Inc.
4.00%, 04/29/20 (e) (r)	3,334	3,362
4.50%, 04/29/22 (r)	1,854	1,812
4.75%, 04/29/25 (r)	8,030	7,649
Ziggo Bond Finance BV, 5.88%, 01/15/25 (e) (r)	2,810	2,606

		252,785

HEALTH CARE - 8.2%
AbbVie Inc., 4.70%, 05/14/45 (e)	7,074	6,918
Capsugel SA, 7.00%, 05/15/19 (r) (y)	5,210	5,080
Centene Corp., 4.75%, 05/15/22 (e)	2,021	1,955
Community Health Systems Inc.
8.00%, 11/15/19	7,294	7,349
6.88%, 02/01/22 (e)	3,033	2,878
Concordia Healthcare Corp., 7.00%, 04/15/23 (r)	2,431	2,109
Crimson Merger Sub Inc., 6.63%, 05/15/22 (r)	7,500	5,137
DJO Finco LLC, 8.13%, 06/15/21 (r)	2,874	2,551
Endo Finance Co., 5.75%, 01/15/22 (r)	4,947	4,799
Endo Finance LLC, 6.00%, 07/15/23 (r)	2,901	2,886
Fresenius Medical Care US Finance II Inc.
4.13%, 10/15/20 (e) (r)	1,683	1,700
4.75%, 10/15/24 (r)	1,143	1,114
Grifols Worldwide Operations Ltd., 5.25%, 04/01/22	5,000	5,025
HCA Inc.
3.75%, 03/15/19	3,115	3,138
6.50%, 02/15/20	4,000	4,358
7.50%, 02/15/22	3,000	3,323

	Shares/Par †	Value
4.75%, 05/01/23	9,739	9,642
5.88%, 05/01/23	6,000	6,150
5.38%, 02/01/25	10,000	9,875
5.88%, 02/15/26	5,000	5,019
HealthSouth Corp., 5.75%, 11/01/24	5,143	4,905
Hologic Inc., 5.25%, 07/15/22 (r)	2,674	2,727
IASIS Healthcare LLC, 8.38%, 05/15/19	6,800	6,256
Immucor Inc., 11.13%, 08/15/19	2,400	2,184
JLL/Delta Dutch Newco BV, 7.50%, 02/01/22 (r)	5,511	5,373
JLL/Delta Dutch Pledgeco BV, 8.75%, 05/01/20 (r) (y)	4,000	3,860
Kindred Healthcare Inc., 8.00%, 01/15/20	6,500	6,077
LifePoint Hospitals Inc., 5.50%, 12/01/21	1,500	1,526
Mallinckrodt International Finance SA
4.88%, 04/15/20 (r)	5,442	5,238
5.50%, 04/15/25 (r)	4,211	3,874
MEDNAX Inc., 5.25%, 12/01/23 (r)	1,311	1,318
Pinnacle Merger Sub Inc., 9.50%, 10/01/23 (r)	6,177	6,717
Surgical Care Affiliates Inc., 6.00%, 04/01/23 (r)	3,500	3,413
Tenet Healthcare Corp.
5.00%, 03/01/19	4,800	4,428
6.00%, 10/01/20	2,281	2,401
8.13%, 04/01/22	7,855	7,835
6.75%, 06/15/23 (e)	11,052	10,251
Valeant Pharmaceuticals International Inc.
7.50%, 07/15/21 (r)	8,586	8,565
5.63%, 12/01/21 (r)	4,183	3,848
VRX Escrow Corp.
5.88%, 05/15/23 (r)	8,000	7,140
6.13%, 04/15/25 (r)	7,198	6,424

		195,366

INDUSTRIALS - 5.6%
ADS Waste Holdings Inc., 8.25%, 10/01/20	5,263	5,302
AECOM
5.75%, 10/15/22	5,044	5,195
5.88%, 10/15/24	5,155	5,258
Aircastle Ltd., 5.13%, 03/15/21	6,000	6,165
BC Luxco 1 SA, 7.38%, 01/29/20 (r)	3,818	3,522
Bombardier Inc.
6.00%, 10/15/22 (r)	9,089	6,371
6.13%, 01/15/23 (r)	1,872	1,292
7.50%, 03/15/25 (r)	13,575	9,503
Builders FirstSource Inc., 10.75%, 08/15/23 (r)	4,000	3,970
CNH Industrial Capital LLC, 3.88%, 07/16/18	5,679	5,494
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (r)	5,937	5,432
9.75%, 05/01/20 (r)	6,082	4,136
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (r)	3,498	3,564
5.00%, 11/15/25 (r)	3,565	3,619
IHS Inc., 5.00%, 11/01/22	2,923	2,960
Meritor Inc.
6.75%, 06/15/21	3,000	2,760
6.25%, 02/15/24	10,474	8,955
Mustang Merger Corp., 8.50%, 08/15/21 (r)	5,760	5,976
Navistar International Corp., 8.25%, 11/01/21 (e)	8,250	5,651
NCI Building Systems Inc., 8.25%, 01/15/23 (r)	4,263	4,476
Quad/Graphics Inc., 7.00%, 05/01/22 (e)	8,900	5,585
Sensata Technologies Finance Co. Plc, 6.25%, 02/15/26 (r)	5,250	5,460
Verisk Analytics Inc., 5.50%, 06/15/45	6,776	6,469
VistaJet Malta Finance Plc, 7.75%, 06/01/20 (r)	8,000	6,000
Waterjet Holdings Inc., 7.63%, 02/01/20 (e) (r)	2,547	2,528

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
West Corp., 5.38%, 07/15/22 (r)	9,719	8,383

		134,026

INFORMATION TECHNOLOGY - 5.3%
Advanced Micro Devices Inc.
6.75%, 03/01/19	7,500	5,437
7.00%, 07/01/24	6,688	4,347
Ancestry.com Inc.
9.63%, 10/15/18 (e) (r) (y)	9,334	9,194
11.00%, 12/15/20	7,000	7,472
BMC Software Finance Inc., 8.13%, 07/15/21 (r)	3,000	1,995
Boxer Parent Co. Inc., 9.00%, 10/15/19 (e) (r) (y)	9,216	5,714
CommScope Inc., 5.00%, 06/15/21 (e) (r)	4,545	4,358
Entegris Inc., 6.00%, 04/01/22 (r)	4,772	4,832
First Data Corp.
7.00%, 12/01/23 (r)	5,556	5,556
5.75%, 01/15/24 (r)	7,000	6,895
Hewlett Packard Enterprise Co.
4.90%, 10/15/25 (r)	4,108	4,034
6.20%, 10/15/35 (r)	3,399	3,274
6.35%, 10/15/45 (r)	4,500	4,272
Infor US Inc., 5.75%, 08/15/20 (r)	1,500	1,511
Micron Technology Inc.
5.25%, 08/01/23 (r)	10,000	8,975
5.25%, 01/15/24 (r)	5,000	4,400
5.63%, 01/15/26 (r)	5,000	4,325
NXP BV
5.75%, 02/15/21 (e) (r)	1,625	1,690
5.75%, 03/15/23 (r)	1,565	1,616
Sanmina Corp., 4.38%, 06/01/19 (e) (r)	8,397	8,439
Sensata Technologies BV, 5.63%, 11/01/24 (r)	1,364	1,395
SS&C Technologies Holdings Inc., 5.88%, 07/15/23 (r)	2,787	2,878
SunGard Availability Services Capital Inc., 8.75%, 04/01/22 (e) (r)	9,857	6,037
ViaSat Inc., 6.88%, 06/15/20	17,000	17,637

		126,283

MATERIALS - 5.4%
Ardagh Finance Holdings SA, 8.63%, 06/15/19 (e) (r) (y)	5,820	5,736
Ardagh Packaging Finance Plc
6.25%, 01/31/19 (r)	5,000	4,800
6.75%, 01/31/21 (r)	3,000	2,880
Ball Corp., 4.38%, 12/15/20	6,558	6,660
Berry Plastics Corp., 5.13%, 07/15/23 (e)	6,000	5,835
Boart Longyear Management Pty Ltd., 10.00%, 10/01/18 (p) (q)	3,867	2,823
Cemex SAB de CV
7.25%, 01/15/21 (e) (r)	7,000	6,738
5.70%, 01/11/25 (e) (r)	11,719	9,800
Coveris Holdings SA, 7.88%, 11/01/19 (r)	10,318	9,002
Eldorado Gold Corp., 6.13%, 12/15/20 (r)	8,400	7,350
FMG Resources August 2006 Pty Ltd.
8.25%, 11/01/19 (e) (r)	12,859	10,207
9.75%, 03/01/22 (e) (r)	4,369	3,998
6.88%, 04/01/22 (e) (r)	10,000	6,150
Freeport-McMoRan Copper & Gold Inc., 3.88%, 03/15/23	1,005	573
Freeport-McMoRan Inc.
4.55%, 11/14/24	4,119	2,358
5.40%, 11/14/34	8,000	4,240
Hexion Specialty Chemicals Inc., 9.20%, 03/15/21	1,775	391
Hexion US Finance Corp., 8.88%, 02/01/18 (e)	7,000	4,935

	Shares/Par †	Value
PaperWorks Industries Inc., 9.50%, 08/15/19 (r)	9,000	8,235
Platform Specialty Products Corp.
10.38%, 05/01/21 (r)	1,763	1,759
6.50%, 02/01/22 (e) (r)	3,000	2,595
Rain CII Carbon LLC, 8.25%, 01/15/21 (r)	12,999	10,139
Samarco Mineracao SA, 5.75%, 10/24/23 (r)	4,145	1,326
Scotts Miracle-Gro Co., 6.00%, 10/15/23 (r)	2,457	2,561
Signode Industrial Group Lux SA, 6.38%, 05/01/22 (e) (r)	4,000	3,400
Trinseo Materials Operating SCA, 6.75%, 05/01/22 (e) (r)	2,916	2,872

		127,363

TELECOMMUNICATION SERVICES - 6.8%
Altice Finco SA, 9.88%, 12/15/20 (r)	3,979	4,238
CenturyLink Inc., 5.63%, 04/01/25	2,500	2,113
Cincinnati Bell Inc., 8.38%, 10/15/20	3,000	3,067
Cogent Communications Group Inc., 5.38%, 03/01/22 (r)	3,000	2,918
Frontier Communications Corp.
8.50%, 04/15/20	5,718	5,732
8.75%, 04/15/22	1,295	1,198
10.50%, 09/15/22 (r)	3,453	3,431
11.00%, 09/15/25 (r)	3,453	3,418
9.00%, 08/15/31	4,429	3,754
Inmarsat Finance Plc, 4.88%, 05/15/22 (r)	5,000	4,875
Intelsat Jackson Holdings SA, 6.63%, 12/15/22 (e)	10,000	6,375
Intelsat Luxembourg SA, 7.75%, 06/01/21	4,825	2,244
Level 3 Communications Inc., 5.75%, 12/01/22 (e)	5,000	5,112
Level 3 Financing Inc.
5.13%, 05/01/23 (e) (r)	3,000	2,978
5.38%, 05/01/25 (e) (r)	5,000	4,975
Neptune Finco Corp., 10.88%, 10/15/25 (r)	6,000	6,285
Sable International Finance Ltd., 6.88%, 08/01/22 (r)	2,667	2,574
SBA Communications Corp., 4.88%, 07/15/22	8,571	8,442
SES Global Americas Holdings GP, 5.30%, 03/25/44 (e) (r)	10,669	10,170
Sprint Capital Corp.
6.90%, 05/01/19	18,000	14,670
6.88%, 11/15/28	15,000	10,500
Sprint Corp., 7.13%, 06/15/24	9,000	6,547
Sprint Nextel Corp.
11.50%, 11/15/21	4,000	3,680
6.00%, 11/15/22 (e)	6,000	4,305
T-Mobile USA Inc.
6.13%, 01/15/22	2,000	2,055
6.00%, 03/01/23 (e)	3,000	3,037
6.84%, 04/28/23	654	677
6.50%, 01/15/24 (e)	5,000	5,100
6.50%, 01/15/26	5,905	5,961
Windstream Corp., 6.38%, 08/01/23 (e)	10,000	7,200
Zayo Group LLC, 6.00%, 04/01/23	14,111	13,335

		160,966

UTILITIES - 1.7%
AES Corp.
3.41%, 06/01/19 (i)	4,866	4,465
4.88%, 05/15/23	987	864
5.50%, 04/15/25	23,000	20,297
Exelon Corp., 5.10%, 06/15/45 (e) (r)	5,858	5,845
FirstEnergy Corp., 4.25%, 03/15/23 (l)	1,005	1,023
PPL Energy Supply LLC, 6.50%, 06/01/25 (e) (r)	10,190	6,725

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
RJS Power Holdings LLC, 4.63%, 07/15/19 (e) (r)	1,429	1,072
		40,291
Total Corporate Bonds and Notes (cost $2,101,708)		1,776,186

VARIABLE RATE SENIOR LOAN INTERESTS - 7.3% (i)

CONSUMER DISCRETIONARY - 3.0%
1011778 B.C. Unltd. Liability Co. Term Loan B-2, 3.75%, 12/10/21	6,232	6,170
AMAYA Holdings BV 1st Lien Term Loan, 5.00%, 07/29/21	6,824	6,380
AMAYA Holdings BV 2nd Lien Term Loan, 8.00%, 07/28/22	956	953
Caesars Growth Properties Holdings LLC 1st Lien Term Loan, 6.25%, 04/10/21	4,689	4,102
Charter Communications Operating LLC Term Loan H, 3.25%, 07/23/23	1,561	1,546
Charter Communications Operating LLC Term Loan I, 3.50%, 01/23/23	936	934
Cowlitz Tribal Gaming Authority Term Loan B, 12.75%, 12/01/21 (f)	19,490	18,321
Dollar Tree Inc. Term Loan B-1, 3.50%, 05/26/22	2,180	2,171
Four Seasons Hotels Ltd. 2nd Lien Term Loan, 6.25%, 12/27/20	1,935	1,908
Four Seasons Hotels Ltd. New Term Loan, 3.50%, 06/27/20	910	891
Harrah’s Operating Company Inc. Term Loan B-7, 13.00%, 01/28/18 (c) (d)	2,239	1,854
Liberty Cablevision of Puerto Rico LLC 1st Lien Term Loan, 4.50%, 12/24/21	2,700	2,609
Liberty Cablevision of Puerto Rico LLC 2nd Lien Term Loan, 7.75%, 06/23/23 (f)	1,300	1,222
Media General Inc. Term Loan B, 4.00%, 07/31/20	6,043	5,954
Mohegan Tribal Gaming Authority Term Loan B, 5.50%, 11/05/19	9,220	8,999
Party City Holdings Inc. Term Loan, 4.25%, 07/29/22	4,788	4,641
Yonkers Racing Corp. 1st Lien Term Loan, 4.25%, 08/19/19	1,413	1,367
Yonkers Racing Corp. 2nd Lien Term Loan, 8.75%, 08/19/20	500	485

		70,507

CONSUMER STAPLES - 0.3%
Albertson’s LLC Term Loan B-3, 5.00%, 08/11/19	6,738	6,661

ENERGY - 1.4%
Caelus Energy Alaska O3 LLC 2nd Lien Term Loan, 8.75%, 04/02/21 (f)	14,200	7,455
Chief Exploration & Development LLC 2nd Lien Term Loan, 7.50%, 05/12/21	3,300	2,200
CITGO Holding Inc. Term Loan B, 9.50%, 05/09/18	7,969	7,896
Energy Future Intermediate Holding Co. LLC DIP New Money Term Loan, 4.25%, 04/28/16	11,056	11,003
Fieldwood Energy LLC 2nd Lien Term Loan, 8.38%, 09/24/20	246	37
Jonah Energy LLC 2nd Lien Term Loan, 7.50%, 05/07/21	6,800	4,216
Seventy Seven Operating LLC Term Loan, 3.75%, 06/18/21	1,185	841

		33,648

	Shares/Par †	Value

FINANCIALS - 0.3%
Asurion LLC Incremental Term Loan B-2, 4.25%, 06/20/20	2,224	2,025
Toys R Us Property Co. I LLC Term Loan, 6.00%, 08/21/19	6,167	5,386

		7,411

HEALTH CARE - 0.3%
Amsurg Corp. Term Loan B, 3.50%, 07/08/21	1,133	1,120
Endo Luxembourg Finance Co. I SARL Term Loan B, 3.75%, 06/30/22	4,000	3,942
Valeant Pharmaceuticals International Inc. Term Loan B, 4.00%, 03/13/22	2,303	2,210

		7,272

INDUSTRIALS - 0.9%
Commercial Barge Line Co. 1st Lien Term Loan, 9.75%, 11/06/20	8,300	7,636
Gol LuxCo SA Fixed Rate Term Loan, 6.00%, 08/18/20 (f)	8,000	7,760
TransDigm Inc. Term Loan D, 3.75%, 05/22/21	7,011	6,818

		22,214

MATERIALS - 0.7%
Solenis International LP 2nd Lien Term Loan, 7.75%, 07/02/22	3,500	2,756
Stardust Finance Holdings Inc. Junior Lien Term Loan, 10.50%, 03/04/23 (f)	6,400	6,080
Stardust Finance Holdings Inc. Senior Lien Term Loan, 6.50%, 03/05/22	6,942	6,699

		15,535

TELECOMMUNICATION SERVICES - 0.4%
Neptune Finco Corp. Term Loan B, 4.75%, 09/16/22	10,000	9,972

Total Variable Rate Senior Loan Interests (cost $187,803)		173,220

GOVERNMENT AND AGENCY OBLIGATIONS - 2.1%

GOVERNMENT SECURITIES - 2.1%

U.S. Treasury Securities - 2.1%
U.S. Treasury Bond, 3.00%, 05/15/45	49,400	49,080

Total Government and Agency Obligations (cost $50,578)		49,080

COMMON STOCKS - 6.2%

CONSUMER DISCRETIONARY - 2.2%
AMC Networks Inc. - Class A (c)	120	8,962
DISH Network Corp. - Class A (c)	120	6,862
Home Interior Gift Inc. (c) (f) (q)	429	—
MGM Resorts International (c)	475	10,792
Michaels Cos. Inc. (c)	400	8,844
Party City Holdco Inc. (c) (e)	105	1,355
Sally Beauty Holdings Inc. (c)	270	7,530
ServiceMaster Global Holdings Inc. (c)	200	7,848

		52,193

CONSUMER STAPLES - 0.8%
B&G Foods Inc.	300	10,506
Diamond Foods Inc. (c)	194	7,494

		18,000

ENERGY - 0.3%
Atlas Resource Partners LP	270	278
BreitBurn Energy Partners LP	550	368
Legacy Reserves LP	195	341
Lone Pine Resources Canada Ltd. - Class A (c) (f) (p) (q)	405	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Lone Pine Resources Inc. - Class A (c) (f) (p) (q)	405	—
MPLX LP	87	3,430
Williams Partners LP	130	3,621

		8,038

FINANCIALS - 0.6%
JPMorgan Chase & Co.	100	6,603
Outfront Media Inc.	151	3,305
Wells Fargo & Co.	100	5,436

		15,344

HEALTH CARE - 0.7%
DaVita HealthCare Partners Inc. (c)	80	5,577
Hologic Inc. (c)	60	2,321
Valeant Pharmaceuticals International Inc. (c)	75	7,624

		15,522

INDUSTRIALS - 0.6%
ADT Corp. (e)	70	2,309
Boeing Co.	55	7,952
Builders FirstSource Inc. (c)	250	2,770
Nielsen Holdings Plc	50	2,330

		15,361

INFORMATION TECHNOLOGY - 0.2%
EchoStar Corp. - Class A (c)	80	3,129
New Cotai LLC (c) (f) (q)	—	866

		3,995

MATERIALS - 0.8%
Freeport-McMoran Inc. - Class B (e)	270	1,828
Huntsman Corp.	550	6,253
LyondellBasell Industries NV - Class A	95	8,297
WestRock Co.	60	2,737

		19,115

Total Common Stocks (cost $147,529)		147,568

PREFERRED STOCKS - 0.5%

ENERGY - 0.4%
NuStar Logistics LP, 7.63%, (callable at 25 beginning 01/15/18)	388	8,040

FINANCIALS - 0.1%
Federal Home Loan Mortgage Corp., 8.38%, (callable at 25 beginning 12/31/17) - Series Z (c) (d) (e) (m)	50	170
Federal National Mortgage Association, 8.25%, (callable at 25 beginning 12/31/20) - Series S (c) (d) (m)	519	1,816
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/23) (e) (m)	39	1,010

		2,996

Total Preferred Stocks (cost $17,381)		11,036

INVESTMENT COMPANIES - 3.7%
Eaton Vance Senior Floating-Rate Trust	300	3,723
Invesco Senior Income Trust	800	3,232
Kayne Anderson MLP Investment Co.	199	3,443
PIMCO Floating Rate Strategy Fund	400	3,508
SPDR Barclays High Yield Bond ETF (e)	2,200	74,614

Total Investment Companies (cost $96,542)		88,520

OTHER EQUITY INTERESTS - 0.6%
GenOn Energy Inc. Escrow, 9.88%, 10/15/20 (e) (u)	9,813	7,261

	Shares/Par †	Value
Lone Pine Resources Inc. Escrow, 10.38% (f) (p) (q) (u)	3,244	—
Stone Container Finance Co. of Canada II Escrow, 0.00%, 07/15/14 (c) (d) (f) (u)	1,375	—
United Rentals North America Inc. Escrow, 7.63%, 04/15/22 (u)	6,372	6,810

Total Other Equity Interests (cost $17,423)		14,071

SHORT TERM INVESTMENTS - 10.0%

Investment Company - 2.2%
JNL Money Market Fund, 0.19% (a) (h)	51,674	51,674

Securities Lending Collateral - 7.8%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	183,789	183,789

Total Short Term Investments (cost $235,463)		235,463

Total Investments - 106.2% (cost $2,876,731)		2,517,658
Other Assets and Liabilities, Net - (6.2%)		(146,477)

Total Net Assets - 100.0%		$2,371,181

JNL/S&P International 5 Fund

COMMON STOCKS - 99.6%

AUSTRALIA - 7.4%
ASX Ltd.	21	$640
Aurizon Holdings Ltd.	202	642
BHP Billiton Ltd. (e)	29	376
Coca-Cola Amatil Ltd.	87	589
CSL Ltd.	11	833
Fortescue Metals Group Ltd. (e)	401	540
GPT Group	211	732
Lend Lease Corp. Ltd.	57	592
Orica Ltd.	45	503
Origin Energy Ltd.	80	272
Rio Tinto Ltd.	16	506
Santos Ltd.	123	328
South32 Ltd. (c) (e)	25	19
Telstra Corp. Ltd.	157	637
Wesfarmers Ltd.	22	660
Woodside Petroleum Ltd.	29	594
Woolworths Ltd.	29	520
WorleyParsons Ltd.	45	151

		9,134

BELGIUM - 1.5%
Ageas SA/NV	16	721
Umicore	26	1,074

		1,795

CANADA - 7.6%
Alimentation Couche-Tard Inc.	16	709
BCE Inc.	25	946
CGI Group Inc. (c) (e)	25	989
CI Financial Corp.	17	378
Constellation Software Inc.	1	417
Finning International Inc.	24	323
Genworth MI Canada Inc. (e)	14	273
H&R REIT	18	259
Intact Financial Corp.	9	558
Linamar Corp.	6	297
Magna International Inc.	20	799
Potash Corp. of Saskatchewan Inc.	30	521
PrairieSky Royalty Ltd. (e)	25	401
Silver Wheaton Corp.	22	278
Sun Life Financial Inc.	35	1,095

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Suncor Energy Inc.	35	909
Teck Resources Ltd. (e)	40	153

		9,305

DENMARK - 2.8%
A P Moller - Maersk A/S - Class A	—	491
A P Moller - Maersk A/S - Class B	1	708
Pandora A/S	14	1,737
TDC A/S	106	530

		3,466

FINLAND - 3.3%
Elisa Oyj	21	772
Fortum Oyj	55	823
Kone Oyj - Class B (e)	27	1,131
Sampo Oyj	25	1,259

		3,985

FRANCE - 5.7%
Christian Dior SE	3	485
Compagnie Generale des Etablissements Michelin	13	1,256
Orange SA	68	1,130
Sanofi SA	13	1,074
Suez Environnement SA	48	902
Unibail-Rodamco SE	4	1,075
Vivendi SA	51	1,088

		7,010

GERMANY - 3.5%
Allianz SE	7	1,313
E.ON SE	78	752
Muenchener Rueckversicherungs AG	6	1,203
Siemens AG	11	1,078

		4,346

HONG KONG - 1.0%
Li & Fung Ltd.	684	463
Link REIT	122	724

		1,187

ISRAEL - 0.8%
Azrieli Group	4	155
Bezeq Israeli Telecommunication Corp. Ltd.	393	866

		1,021

ITALY - 3.6%
Assicurazioni Generali SpA	61	1,107
Atlantia SpA	48	1,265
Mediaset SpA	273	1,133
UnipolSai SpA	379	964

		4,469

JAPAN - 24.3%
AEON Co. Ltd.	85	1,305
Canon Inc.	28	844
Chugoku Electric Power Co. Inc.	45	595
Citizen Holdings Co. Ltd.	78	561
Daihatsu Motor Co. Ltd.	55	743
Daiichi Sankyo Co. Ltd.	58	1,193
Dena Co. Ltd.	68	1,057
Denso Corp.	19	918
Fuji Electric Holdings Co. Ltd.	169	709
Hitachi Capital Corp.	19	521
Hitachi Construction Machinery Co. Ltd.	43	670
Hokuriku Electric Power Co.	29	435
Honda Motor Co. Ltd.	27	863
Japan Airlines Co. Ltd.	29	1,052
JGC Corp.	44	674
JSR Corp.	33	513

	Shares/Par †	Value
K’s Holdings Corp.	13	439
KDDI Corp.	39	1,005
Komatsu Ltd.	44	712
Kuraray Co. Ltd.	59	713
Makita Corp.	19	1,106
Marubeni Corp.	147	757
Mitsubishi Corp.	46	757
Mitsubishi Gas Chemical Co. Inc.	157	803
Mitsubishi Tanabe Pharma Corp.	23	395
Mitsui & Co. Ltd.	65	776
Nippon Telegraph & Telephone Corp.	29	1,146
Nissan Motor Co. Ltd.	85	894
Oji Holdings Corp.	141	567
Otsuka Holdings Co. Ltd.	30	1,055
Resona Holdings Inc.	161	780
Sekisui House Ltd.	67	1,122
Sumitomo Corp.	82	840
Sumitomo Metal Mining Co. Ltd.	57	692
Sumitomo Rubber Industries Inc. (e)	46	602
Tokio Marine Holdings Inc.	25	966
West Japan Railway Co.	16	1,092

		29,872

LUXEMBOURG - 0.6%
SES SA - FDR	24	671

NETHERLANDS - 5.0%
Aegon NV	160	903
Koninklijke Ahold NV	66	1,393
Randstad Holding NV	21	1,311
Unilever NV - CVA	29	1,250
Wolters Kluwer NV	38	1,293

		6,150

NEW ZEALAND - 0.5%
Spark New Zealand Ltd. (e)	285	642

NORWAY - 0.8%
Telenor ASA	61	1,019

PORTUGAL - 0.8%
Energias de Portugal SA	286	1,031

SINGAPORE - 1.0%
Hutchison Port Holdings Trust	1,025	541
Singapore Telecommunications Ltd.	245	633

		1,174

SOUTH KOREA - 1.7%
Coway Co. Ltd.	9	643
KT&G Corp.	10	864
LG Innotek Co. Ltd.	7	612

		2,119

SPAIN - 2.6%
Abertis Infraestructuras SA	60	942
Ferrovial SA	60	1,363
Telefonica SA	82	912

		3,217

SWEDEN - 6.4%
Electrolux AB	38	916
ICA Gruppen AB	16	576
Skandinaviska Enskilda Banken AB - Class A	99	1,044
Skanska AB - Class B	50	969
Swedish Match AB	40	1,413
Tele2 AB - Class B	106	1,056
Telefonaktiebolaget LM Ericsson - Class B	96	927
TeliaSonera AB	198	982

		7,883

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value

SWITZERLAND - 2.4%
Roche Holding AG Bearer	2	569
Swiss Re AG (e)	14	1,326
Zurich Insurance Group AG (c)	4	996

		2,891

UNITED KINGDOM - 15.6%
Aberdeen Asset Management Plc	152	648
Admiral Group Plc	25	602
Aggreko Plc	21	280
AstraZeneca Plc	18	1,223
BP Plc	180	934
British American Tobacco Plc	21	1,183
Centrica Plc	328	1,052
Direct Line Insurance Group Plc	152	913
Experian Plc	60	1,063
GKN Plc	196	891
GlaxoSmithKline Plc	52	1,044
Imperial Tobacco Group Plc	26	1,365
Kingfisher Plc	224	1,087
Legal & General Group Plc	291	1,149
Marks & Spencer Group Plc	161	1,070
National Grid Plc	91	1,252
Old Mutual Plc	243	640
Rolls-Royce Holdings Plc	85	723
Severn Trent Plc	27	855
SSE Plc	52	1,162
		19,136

UNITED STATES OF AMERICA - 0.7%
Flextronics International Ltd. (c)	63	706
Taro Pharmaceutical Industries Ltd. (c)	1	159

		865

Total Common Stocks (cost $135,367)		122,388

SHORT TERM INVESTMENTS - 1.5%

Investment Company - 0.3%
JNL Money Market Fund, 0.19% (a) (h)	323	323

Securities Lending Collateral - 1.2%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	1,529	1,529

Total Short Term Investments (cost $1,852)		1,852

Total Investments - 101.1% (cost $137,219)		124,240
Other Assets and Liabilities, Net - (1.1%)		(1,321)

Total Net Assets - 100.0%		$122,919

JNL/T. Rowe Price Established Growth Fund

COMMON STOCKS - 97.0%

CONSUMER DISCRETIONARY - 27.0%
Airbnb Inc. (c) (f) (p) (q)	85	$7,089
Amazon.com Inc. (c)	730	493,264
AutoZone Inc. (c)	106	78,271
BorgWarner Inc.	1,068	46,170
Carmax Inc. (c)	793	42,771
Chipotle Mexican Grill Inc. - Class A (c) (e)	94	45,106
Delphi Automotive Plc	310	26,576
Ferrari NV (c) (e)	353	16,958
HanesBrands Inc.	2,211	65,079
Hilton Worldwide Holdings Inc.	1,259	26,938
Home Depot Inc.	255	33,658
Las Vegas Sands Corp.	592	25,936
Lowe’s Cos. Inc.	1,173	89,180

	Shares/Par †	Value
Marriott International Inc. - Class A	659	44,173
MGM Resorts International (c)	3,397	77,176
Netflix Inc. (c)	212	24,237
Nike Inc. - Class B	1,218	76,125
Priceline Group Inc. (c)	186	236,651
Ross Stores Inc.	877	47,191
Royal Caribbean Cruises Ltd.	478	48,419
Starbucks Corp.	912	54,765
Tesla Motors Inc. (c) (e)	333	79,891
Tractor Supply Co.	698	59,679
Walt Disney Co. (e)	996	104,628

		1,849,931

CONSUMER STAPLES - 2.1%
Costco Wholesale Corp.	124	20,026
CVS Health Corp.	501	48,963
Walgreens Boots Alliance Inc.	898	76,487

		145,476

FINANCIALS - 5.2%
American Tower Corp.	911	88,284
BlackRock Inc.	49	16,685
Crown Castle International Corp.	556	48,049
Intercontinental Exchange Inc.	262	67,140
Morgan Stanley	2,152	68,449
State Street Corp.	610	40,506
TD Ameritrade Holding Corp.	911	31,631
WeWork Co. (c) (f) (p) (q)	17	556

		361,300

HEALTH CARE - 21.5%
Alexion Pharmaceuticals Inc. (c) (e)	780	148,728
Allergan Plc (c)	686	214,438
Anthem Inc.	603	84,054
Biogen Inc. (c)	174	53,397
BioMarin Pharmaceutical Inc. (c)	324	33,903
Bristol-Myers Squibb Co.	1,165	80,140
Celgene Corp. (c)	883	105,724
CIGNA Corp.	375	54,888
Gilead Sciences Inc.	909	91,996
Humana Inc.	336	60,002
Illumina Inc. (c)	120	23,110
Incyte Corp. (c)	470	50,917
Intuitive Surgical Inc. (c)	180	98,418
McKesson Corp.	425	83,764
Regeneron Pharmaceuticals Inc. (c)	126	68,402
UnitedHealth Group Inc.	707	83,219
Valeant Pharmaceuticals International Inc. (c)	753	76,563
Vertex Pharmaceuticals Inc. (c)	484	60,869

		1,472,532

INDUSTRIALS - 10.4%
American Airlines Group Inc.	2,757	116,776
Boeing Co.	772	111,623
Canadian Pacific Railway Ltd.	451	57,535
Danaher Corp.	2,065	191,825
FedEx Corp.	251	37,352
Flowserve Corp. (e)	691	29,090
IHS Inc. - Class A (c)	66	7,840
Roper Industries Inc.	388	73,639
United Continental Holdings Inc. (c)	652	37,351
Wabtec Corp.	702	49,940

		712,971

INFORMATION TECHNOLOGY - 29.7%
Akamai Technologies Inc. (c)	613	32,257
Alibaba Group Holding Ltd. - ADR (c)	709	57,646
Alphabet Inc. - Class A (c)	317	246,474
Alphabet Inc. - Class C (c)	299	226,863

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Apple Inc.	1,342	141,206
ASML Holding NV - ADR (e)	212	18,775
Facebook Inc. - Class A (c)	1,881	196,866
Fiserv Inc. (c)	521	47,623
LinkedIn Corp. (c)	307	69,032
MasterCard Inc. - Class A	1,915	186,415
Microsoft Corp.	4,113	228,211
Mobileye NV (c) (e)	998	42,200
NetSuite Inc. (c) (e)	347	29,397
Palo Alto Networks Inc. (c)	169	29,697
PayPal Holdings Inc. (c)	871	31,530
Salesforce.com Inc. (c)	935	73,288
ServiceNow Inc. (c)	480	41,506
Tencent Holdings Ltd.	4,410	86,340
VeriSign Inc. (c) (e)	723	63,188
Visa Inc. - Class A	2,410	186,865

		2,035,379

MATERIALS - 1.0%
Ashland Inc.	379	38,933
Martin Marietta Materials Inc.	212	28,969

		67,902

TELECOMMUNICATION SERVICES - 0.1%
T-Mobile US Inc. (c)	173	6,748

Total Common Stocks (cost $5,124,020)		6,652,239

PREFERRED STOCKS - 0.7%

FINANCIALS - 0.1%
WeWork Co. (c) (f) (p) (q)	152	4,997

INDUSTRIALS - 0.1%
Beijing Xiaoju Kuaizhi Co. Ltd (c) (f) (p) (q)	246	7,529

INFORMATION TECHNOLOGY - 0.5%
Airbnb Inc. - Series D (c) (f) (p) (q)	167	13,955
Dropbox Inc., Class A (c) (f) (p) (q)	437	6,253
Flipkart Ltd. (c) (f) (p) (q)	10	1,040
Flipkart Ltd. - Series A (c) (f) (p) (q)	3	355
Flipkart Ltd. - Series C (c) (f) (p) (q)	6	627
Flipkart Ltd. - Series E (c) (f) (p) (q)	11	1,166
Flipkart Ltd. - Series G (c) (f) (p) (q)	51	5,311
Flipkart Ltd. - Series H (c) (f) (p) (q)	47	4,931
LivingSocial - Series F (c) (f) (p) (q)	154	—

		33,638

Total Preferred Stocks (cost $44,427)		46,164

SHORT TERM INVESTMENTS - 5.0%

Investment Companies - 2.4%
JNL Money Market Fund, 0.19% (a) (h)	3,891	3,891
T. Rowe Price Reserves Investment Fund, 0.22% (a) (h)	161,462	161,462

		165,353

Securities Lending Collateral - 2.6%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	180,249	180,249

Total Short Term Investments (cost $345,602)		345,602

Total Investments - 102.7% (cost $5,514,049)		7,044,005
Other Assets and Liabilities, Net - (2.7%)		(185,231)

Total Net Assets - 100.0%		$6,858,774

	Shares/Par †	Value
JNL/T. Rowe Price Mid-Cap Growth Fund

COMMON STOCKS - 94.6%

CONSUMER DISCRETIONARY - 16.9%
ARAMARK Corp.	676	$21,801
AutoZone Inc. (c)	76	56,385
BorgWarner Inc.	752	32,509
Carmax Inc. (c) (e)	1,133	61,148
Chipotle Mexican Grill Inc. - Class A (c) (e)	10	4,799
Choice Hotels International Inc.	454	22,886
Dollar General Corp.	606	43,553
Ferrari NV (c) (e)	162	7,776
HanesBrands Inc.	1,251	36,817
Harley-Davidson Inc. (e)	283	12,845
Harman International Industries Inc.	151	14,226
L Brands Inc.	340	32,579
Marriott International Inc. - Class A	528	35,397
MGM Resorts International (c)	789	17,926
Michaels Cos. Inc. (c) (e)	943	20,850
Norwegian Cruise Line Holdings Ltd. (c)	1,152	67,507
O’Reilly Automotive Inc. (c)	212	53,725
PVH Corp.	187	13,773
Royal Caribbean Cruises Ltd.	264	26,719
ServiceMaster Global Holdings Inc. (c)	441	17,305
Tesla Motors Inc. (c) (e)	28	6,720
TripAdvisor Inc. (c)	228	19,437

		626,683

CONSUMER STAPLES - 2.7%
Blue Buffalo Pet Products Inc. (c) (e)	80	1,497
Keurig Green Mountain Inc.	74	6,659
Rite Aid Corp. (c)	2,227	17,460
Sprouts Farmers Market Inc. (c)	761	20,235
TreeHouse Foods Inc. (c)	188	14,750
WhiteWave Foods Co. - Class A (c)	677	26,342
Whole Foods Market Inc.	378	12,663

		99,606

ENERGY - 1.4%
Cimarex Energy Co.	60	5,363
Concho Resources Inc. (c)	151	14,022
EQT Corp.	532	27,733
Pioneer Natural Resources Co.	38	4,764

		51,882

FINANCIALS - 10.9%
CBOE Holdings Inc.	603	39,135
E*TRADE Financial Corp. (c)	453	13,427
FactSet Research Systems Inc.	105	17,070
FNF Group	1,516	52,560
Intercontinental Exchange Inc.	167	42,795
Jones Lang LaSalle Inc.	228	36,448
LPL Financial Holdings Inc. (e)	530	22,604
MSCI Inc. - Class A	644	46,452
Oaktree Capital Group LLC - Class A	166	7,921
Progressive Corp.	1,176	37,397
TD Ameritrade Holding Corp.	1,063	36,897
WeWork Co. (c) (f) (p) (q)	89	2,936
Willis Group Holdings Plc	989	48,036

		403,678

HEALTH CARE - 18.7%
Agilent Technologies Inc.	1,062	44,402
Alkermes Plc (c)	794	63,028
Alnylam Pharmaceuticals Inc. (c) (e)	77	7,249
Baxalta Inc.	789	30,795
Bruker Corp. (c)	1,422	34,512
Catalent Inc. (c)	978	24,479

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Cooper Cos. Inc.	281	37,710
Dentsply International Inc.	757	46,063
Envision Healthcare Holdings Inc. (c)	525	13,634
Henry Schein Inc. (c)	303	47,932
Hologic Inc. (c)	495	19,152
Idexx Laboratories Inc. (c)	376	27,418
Illumina Inc. (c)	86	16,507
IMS Health Holdings Inc. (c)	717	18,262
Incyte Corp. (c) (e)	266	28,848
Intuitive Surgical Inc. (c)	106	57,893
Mallinckrodt Plc (c)	181	13,508
MEDNAX Inc. (c)	530	37,980
Mettler-Toledo International Inc. (c) (e)	34	11,530
Teleflex Inc. (e)	378	49,688
Universal Health Services Inc. - Class B	150	17,924
Veeva Systems Inc. - Class A (c) (e)	451	13,011
Vertex Pharmaceuticals Inc. (c)	152	19,126
West Pharmaceutical Services Inc.	231	13,911

		694,562

INDUSTRIALS - 19.0%
Acuity Brands Inc.	128	29,926
Allegion Plc	569	37,509
AMETEK Inc.	686	36,763
Colfax Corp. (c)	591	13,800
DigitalGlobe Inc. (c)	825	12,920
Equifax Inc. (e)	455	50,673
IDEX Corp.	635	48,647
IHS Inc. - Class A (c)	454	53,767
JB Hunt Transport Services Inc.	339	24,869
Kansas City Southern	410	30,615
KAR Auction Services Inc.	223	8,258
Manpower Inc.	265	22,337
Middleby Corp. (c) (e)	113	12,189
Old Dominion Freight Line Inc. (c)	153	9,020
Rexnord Corp. (c)	309	5,599
Roper Industries Inc.	303	57,506
Sensata Technologies Holding NV (c) (e)	913	42,053
Textron Inc.	1,511	63,477
Towers Watson & Co.	223	28,647
TransUnion LLC (c)	224	6,176
Verisk Analytics Inc. - Class A (c) (e)	531	40,823
WABCO Holdings Inc. (c)	115	11,760
Waste Connections Inc.	607	34,186
Xylem Inc. (e)	570	20,805

		702,325

INFORMATION TECHNOLOGY - 18.5%
Akamai Technologies Inc. (c)	686	36,104
Atlassian Corp. Plc - Class A (c)	176	5,298
Atlassian Corp. Plc - Class A (c) (f) (p) (q)	329	9,411
Atmel Corp.	2,556	22,007
Cognex Corp.	230	7,767
CoreLogic Inc. (c)	758	25,666
Dropbox Inc. (c) (f) (p) (q)	42	607
FEI Co.	316	25,214
Fidelity National Information Services Inc.	376	22,786
Fiserv Inc. (c) (e)	984	89,997
Fortinet Inc. (c)	300	9,351
Gartner Inc. - Class A (c)	288	26,122
Global Payments Inc.	606	39,093
GrubHub Inc. (c) (e)	123	2,977
Guidewire Software Inc. (c)	52	3,128
Juniper Networks Inc.	132	3,643
Keysight Technologies Inc. (c)	1,140	32,296
LinkedIn Corp. - Class A (c)	39	8,778
Lumentum Holdings Inc. (c)	235	5,175
Match Group Inc. (c) (e)	361	4,896

	Shares/Par †	Value
Microchip Technology Inc. (e)	906	42,165
Mobileye NV (c) (e)	279	11,796
NetSuite Inc. (c) (e)	97	8,208
Palo Alto Networks Inc. (c)	75	13,210
Red Hat Inc. (c)	644	53,330
ServiceNow Inc. (c)	75	6,492
Splunk Inc. (c) (e)	113	6,646
SS&C Technologies Holdings Inc.	304	20,754
Vantiv Inc. - Class A (c)	759	35,992
VeriSign Inc. (c) (e)	759	66,306
Viavi Solutions Inc. (c)	538	3,276
Xilinx Inc.	417	19,586
Zillow Group Inc. - Class A (c) (e)	311	8,098
Zillow Group Inc. - Class C (c) (e)	455	10,683

		686,858

MATERIALS - 5.0%
Air Products & Chemicals Inc.	227	29,535
Ashland Inc.	175	17,972
Ball Corp.	456	33,165
Celanese Corp. - Class A	340	22,892
Franco-Nevada Corp. (e)	603	27,587
Martin Marietta Materials Inc.	189	25,814
RPM International Inc.	600	26,436

		183,401

TELECOMMUNICATION SERVICES - 1.4%
T-Mobile US Inc. (c)	1,362	53,281

UTILITIES - 0.1%
Atmos Energy Corp.	65	4,098

Total Common Stocks (cost $2,763,822)		3,506,374

PREFERRED STOCKS - 0.4%

CONSUMER DISCRETIONARY - 0.0%
LivingSocial (c) (f) (p) (q)	719	—

FINANCIALS - 0.3%
WeWork Co. - Series D-1 (c) (f) (p) (q)	156	5,118
WeWork Co. - Series D-2 (c) (f) (p) (q)	122	4,021

		9,139

INFORMATION TECHNOLOGY - 0.1%
Dropbox Inc. - Series A-1 (c) (f) (p) (q) (v)	258	3,701
Dropbox Inc. - Series A (c) (f) (p) (q) (v)	53	753

		4,454

Total Preferred Stocks (cost $11,502)		13,593

SHORT TERM INVESTMENTS - 9.4%

Investment Companies - 5.1%
JNL Money Market Fund, 0.19% (a) (h)	7,789	7,789
T. Rowe Price Reserves Investment Fund, 0.22% (a) (h)	181,893	181,893

		189,682

Securities Lending Collateral - 4.3%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	159,641	159,641

Total Short Term Investments (cost $349,323)		349,323

Total Investments - 104.4% (cost $3,124,647)		3,869,290
Other Assets and Liabilities, Net - (4.4%)		(161,481)

Total Net Assets - 100.0%		$3,707,809

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
JNL/T. Rowe Price Short-Term Bond Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 29.2%
Ally Auto Receivables Trust
0.75%, 06/20/16	$2,481	$2,478
3.15%, 08/15/16 (r)	960	967
Ally Master Owner Trust
1.00%, 02/15/16	580	580
1.29%, 01/15/17	2,065	2,063
1.63%, 05/15/18	8,755	8,673
American Express Credit Account Master Trust, 1.26%, 06/15/17	2,775	2,769
AmeriCredit Automobile Receivables Trust
1.52%, 03/15/17	915	911
0.96%, 04/09/18	313	313
1.19%, 05/08/18	2,560	2,558
1.60%, 07/08/19	2,305	2,295
1.26%, 11/08/19	5,560	5,533
1.27%, 01/08/20	2,945	2,915
1.70%, 07/08/20	1,695	1,687
ARI Fleet Lease Trust
0.81%, 12/15/16 (r)	1,651	1,645
1.11%, 11/15/18 (r)	3,585	3,560
1.67%, 09/15/23 (r)	3,780	3,737
Ascentium Equipment Receivables LLC
1.15%, 07/10/17 (r)	1,615	1,611
1.93%, 03/11/19 (r)	9,455	9,375
BAMLL Commercial Mortgage Securities Trust REMIC, 2.72%, 06/15/18 (i) (r)	1,495	1,512
Banc of America Commercial Mortgage Trust REMIC
5.45%, 09/10/16	190	194
5.83%, 05/10/45 (i)	2,326	2,329
5.63%, 07/10/46	1,491	1,504
Bank of America Corp. REMIC, 5.81%, 08/10/17 (i)	160	167
Bear Stearns Commercial Mortgage Securities Trust REMIC
5.54%, 07/11/16	991	1,000
5.54%, 09/12/16	2,212	2,242
5.20%, 12/11/38	4,332	4,416
BMW Vehicle Owner Trust REMIC, 1.50%, 06/25/18	1,050	1,048
Capital Auto Receivables Asset Trust
1.39%, 10/15/17	710	707
1.09%, 03/20/18	6,771	6,763
1.26%, 05/21/18	4,790	4,784
1.32%, 06/20/18	2,310	2,309
1.73%, 08/15/18	1,475	1,468
1.48%, 11/20/18	1,060	1,057
1.62%, 03/20/19	2,785	2,768
1.94%, 01/21/20	2,380	2,372
CarMax Auto Owner Trust
1.32%, 07/15/19	2,665	2,647
1.69%, 08/15/19	325	323
1.38%, 11/15/19	1,920	1,912
1.93%, 11/15/19	460	456
1.37%, 03/16/20	2,560	2,542
CCG Receivables Trust
1.46%, 11/14/18 (r)	2,850	2,843
1.06%, 11/15/21 (r)	1,121	1,116
Citibank Credit Card Issuance Trust, 1.02%, 02/22/17	5,020	5,008
Citigroup Commercial Mortgage Trust
1.64%, 07/10/20	3,761	3,718
REMIC, 1.20%, 12/10/18	887	868
REMIC, 1.24%, 03/10/19	1,540	1,524

	Shares/Par †	Value
REMIC, 1.39%, 06/10/19	954	945
REMIC, 1.49%, 09/10/19	486	482
REMIC, 1.35%, 11/10/19	1,665	1,643
REMIC, 1.65%, 04/15/20	1,335	1,324
REMIC, 1.64%, 08/10/20	1,796	1,773
CNH Equipment Trust
1.05%, 05/15/18	2,640	2,623
REMIC, 1.37%, 12/17/18	4,350	4,297
REMIC, 1.66%, 11/16/20	3,420	3,412
CNH Wholesale Master Note Trust, 0.93%, 08/15/16 (i) (r)	2,275	2,272
COMM Mortgage Trust
1.60%, 04/10/20	2,765	2,737
REMIC, 1.05%, 02/13/17 (i) (r)	1,280	1,265
REMIC, 1.22%, 10/10/18	4,161	4,127
REMIC, 1.37%, 11/10/18	2,546	2,524
REMIC, 1.28%, 12/10/18	1,128	1,116
REMIC, 1.44%, 05/15/19	1,440	1,424
REMIC, 1.65%, 06/12/20	2,663	2,641
REMIC, 1.74%, 07/10/20	2,472	2,458
Commercial Mortgage Pass-Through Certificates REMIC
1.30%, 12/10/18	1,146	1,132
1.26%, 01/10/19	1,639	1,621
1.42%, 07/10/19	2,098	2,076
1.45%, 08/10/19	1,588	1,573
1.32%, 09/10/19	837	817
1.67%, 11/13/19	5,608	5,561
3.22%, 10/10/20	4,595	4,711
Commercial Mortgage Trust REMIC
1.31%, 11/10/18	553	547
1.38%, 12/10/18	1,136	1,124
1.49%, 08/10/19	602	595
1.57%, 10/10/19	896	889
CSAIL Commercial Mortgage Trust REMIC
1.45%, 10/18/19	6,213	6,139
1.68%, 10/18/19	620	615
1.72%, 05/15/20	2,360	2,324
CSMC Trust REMIC, 1.13%, 04/15/16 (i) (r)	675	671
DB Master Finance LLC, 3.26%, 02/20/19 (r)	5,692	5,632
Diamond Resorts Owner Trust
2.27%, 05/20/26 (r)	1,027	1,026
2.54%, 05/20/27 (r)	1,710	1,696
2.99%, 05/22/28 (r)	2,023	2,022
REMIC, 2.73%, 07/20/27 (r)	3,311	3,276
Discover Card Execution Note Trust, 1.39%, 10/16/17 (e)	4,865	4,852
Dominos Pizza Master Issuer LLC, 5.22%, 01/25/19 (r)	2,396	2,465
Elara HGV Timeshare Issuer LLC, 2.53%, 02/25/27 (r)	1,070	1,052
Enterprise Fleet Financing LLC
1.06%, 05/20/16 (r)	581	580
0.87%, 12/20/16 (r)	739	736
1.05%, 08/21/17 (r)	6,165	6,139
1.30%, 11/20/17 (r)	3,475	3,463
1.59%, 04/20/18 (r)	4,440	4,411
Exeter Automobile Receivables Trust, 1.06%, 08/15/18 (r)	179	179
Fannie Mae Connecticut Avenue Securities
1.92%, 07/25/19 (i)	1,287	1,288
1.92%, 07/25/19 (i)	2,869	2,868
Ford Credit Auto Lease Trust
1.23%, 04/15/16	2,010	2,010
1.51%, 05/15/16	1,375	1,375
1.10%, 11/15/17	1,975	1,969
1.31%, 08/15/18	1,465	1,455

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Ford Credit Auto Owner Trust
1.06%, 05/15/19	2,975	2,968
1.16%, 11/15/19	2,890	2,869
1.41%, 02/15/20	2,830	2,818
Ford Credit Floorplan Master Owner Trust
1.40%, 08/15/17	3,595	3,579
1.42%, 01/15/18	3,075	3,051
GE Dealer Floorplan Master Note Trust
0.80%, 04/20/16 (i)	4,635	4,635
0.78%, 07/20/17 (i)	5,835	5,827
0.85%, 10/20/17 (i)	3,615	3,608
GE Equipment Midticket LLC, 0.78%, 01/22/16	440	440
GE Equipment Small Ticket LLC, 0.95%, 12/24/16 (r)	4,986	4,973
GM Financial Automobile Leasing Trust, 1.69%, 03/20/19	6,880	6,834
GMF Floorplan Owner Revolving Trust, 1.65%, 05/15/18 (r)	2,120	2,093
GreatAmerica Leasing Receivables Funding LLC, 0.89%, 01/15/17 (r)	2,475	2,467
Greenwich Capital Commercial Funding Corp. REMIC, 5.83%, 06/10/16 (i)	2,611	2,623
GS Mortgage Securities Trust REMIC
1.21%, 04/10/18	846	842
1.29%, 05/10/19	1,216	1,202
1.53%, 12/12/19	2,206	2,186
1.59%, 04/10/20	2,419	2,394
2.49%, 07/25/44 (i) (r)	882	875
1.51%, 09/10/47	2,169	2,150
GSMS Mortgage Securities Trust REMIC, 1.34%, 04/10/24	2,478	2,459
Hilton Grand Vacations Trust, 1.77%, 11/25/26 (r)	1,638	1,608
Honda Auto Receivables Owner Trust
0.99%, 10/16/17	2,560	2,551
1.05%, 12/15/17	2,555	2,546
Hyundai Auto Lease Securitization Trust
1.26%, 09/17/18 (r)	1,630	1,626
1.65%, 08/15/19 (r)	4,385	4,379
Hyundai Auto Lease Securitization Trust 2015-B, 1.40%, 12/15/17 (r)	2,425	2,411
Hyundai Auto Receivables Trust, 1.05%, 04/15/19	2,200	2,191
John Deere Owner Trust
0.60%, 04/15/16	1,350	1,349
1.32%, 05/15/18	1,200	1,194
JPMBB Commercial Mortgage Securities Trust REMIC
1.26%, 07/15/18	1,589	1,578
1.27%, 01/15/19	1,316	1,302
1.32%, 03/15/19	930	921
1.45%, 06/15/19	664	657
1.65%, 08/15/19	926	916
1.54%, 09/15/19	411	405
1.60%, 10/15/19	4,309	4,256
1.41%, 12/15/19	2,030	1,998
1.45%, 01/15/20	4,902	4,828
1.51%, 04/15/20	1,202	1,187
1.63%, 04/15/20	1,489	1,470
1.74%, 04/15/20	5,869	5,813
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
1.27%, 03/15/19	1,218	1,204
5.91%, 04/15/45 (i)	2,280	2,302
JPMorgan Mortgage Trust REMIC, 2.68%, 07/25/35 (i)	159	158
Kubota Credit Owner Trust
0.58%, 02/15/17 (r)	496	495

	Shares/Par †	Value
REMIC, 1.54%, 03/15/19 (r)	4,365	4,337
Lanark Master Issuer Plc REMIC, 0.88%, 12/22/54 (i) (r)	4,373	4,368
LB-UBS Commercial Mortgage Trust REMIC, 4.57%, 01/15/31	54	54
Mercedes-Benz Auto Lease Trust, 1.10%, 12/15/16	5,080	5,075
Mercedes-Benz Auto Receivables Trust, 1.34%, 10/15/18	4,440	4,416
Merrill Lynch Mortgage Trust REMIC, 5.78%, 08/12/43 (i)	1,125	1,145
MMAF Equipment Finance LLC
0.87%, 01/08/19 (r)	6,215	6,170
1.39%, 10/16/19 (r)	1,660	1,647
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
1.31%, 08/15/18	1,135	1,125
1.25%, 11/15/18	891	883
1.29%, 03/15/19	873	863
1.55%, 06/15/19	1,507	1,494
1.69%, 07/15/19	1,402	1,391
1.57%, 09/15/19	2,781	2,750
1.71%, 07/15/20	2,194	2,177
Morgan Stanley Capital I Inc., 1.64%, 07/15/20	2,649	2,629
Morgan Stanley Capital I Trust REMIC, 5.73%, 07/12/44 (i)	1,763	1,774
Motor Plc, 0.90%, 08/25/21 (i) (r)	683	683
MVW Owner Trust
2.25%, 10/20/24 (r)	1,473	1,458
2.15%, 04/22/30 (r)	466	458
2.52%, 12/20/32 (r)	4,224	4,165
Nissan Auto Lease Trust, 1.40%, 08/15/17	4,370	4,361
Nissan Auto Receivables Owner Trust
1.34%, 12/17/18	4,440	4,414
1.11%, 05/15/19	1,155	1,151
Nissan Master Owner Trust Receivables, 1.44%, 01/15/18	3,025	3,003
RSB Bondco LLC, 5.72%, 04/01/16	20	20
SBA Tower Trust
3.16%, 10/15/20 (f) (r)	855	841
REMIC, 2.93%, 12/15/17 (r)	7,540	7,630
REMIC, 2.24%, 04/16/18 (r)	2,925	2,867
REMIC, 3.60%, 04/16/18 (r)	2,270	2,262
Sierra Receivables Funding Co. LLC
2.58%, 06/20/23 (r)	1,886	1,886
2.40%, 03/20/32 (r)	2,573	2,543
Sierra Timeshare Receivables Funding LLC
2.05%, 06/20/31 (r)	1,013	1,013
2.30%, 10/20/31 (r)	1,352	1,349
2.43%, 06/20/32 (r)	2,703	2,656
SLM Student Loan Trust
1.97%, 01/24/17 (i)	185	186
1.82%, 10/25/17 (i)	1,655	1,656
2.02%, 07/25/23 (i)	2,220	2,233
SMART Trust
0.95%, 03/14/17	3,292	3,286
0.97%, 03/14/17	346	346
0.99%, 08/14/17	1,714	1,714
1.66%, 08/14/18	8,370	8,300
1.18%, 02/14/19	1,165	1,150
Structured Asset Securities Corp. REMIC, 2.44%, 09/25/33 (i)	329	317
SunTrust Auto Receivables Trust, 1.42%, 04/16/18 (r)	5,550	5,494
Synchrony Credit Card Master Note Trust
1.61%, 11/15/17	5,310	5,293
1.69%, 03/15/18	3,550	3,536
1.60%, 04/16/18	4,360	4,329

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Towd Point Mortgage Trust REMIC
2.75%, 09/25/22 (i) (r)	3,248	3,208
2.75%, 02/25/23 (i) (r)	3,605	3,565
Toyota Auto Receivables Owner Trust
1.44%, 04/15/20	650	649
1.69%, 12/15/20	2,280	2,276
Volkswagen Auto Loan Enhanced Trust, 1.39%, 05/20/18	4,745	4,645
Volkswagen Credit Auto Master Trust, 1.40%, 07/20/17 (r)	4,095	4,042
Volvo Financial Equipment LLC, 0.82%, 04/16/18 (r)	1,833	1,828
Wells Fargo Commercial Mortgage Trust REMIC
1.57%, 10/18/19	1,251	1,240
1.44%, 11/15/19	3,473	3,435
1.73%, 02/15/20	3,875	3,848
1.53%, 02/18/20	1,781	1,760
1.45%, 02/15/48	1,857	1,832
3.02%, 07/15/58	3,900	3,981
Wells Fargo Mortgage Backed Securities Trust REMIC
2.73%, 06/25/34 (i)	108	108
2.68%, 04/25/35 (i)	936	940
Wells Fargo-RBS Commercial Mortgage Trust, 1.47%, 12/17/19	3,300	3,262
Wendys Funding LLC, 3.37%, 06/15/45 (r)	8,000	7,805
WF-RBS Commercial Mortgage Trust REMIC
1.19%, 12/15/18	1,373	1,362
1.28%, 02/15/19	2,111	2,095
1.41%, 08/15/47	2,396	2,379
1.39%, 11/15/47	284	280
1.48%, 09/15/57	1,572	1,560
1.66%, 10/14/57	702	698
Wheels SPV 2 LLC, 0.84%, 05/20/17 (r)	1,291	1,285
Wheels SPV LLC, 1.27%, 04/20/18 (r)	1,165	1,153
World Omni Auto Receivables Trust
1.34%, 05/15/20	1,125	1,120
1.49%, 12/15/20	3,385	3,355
World Omni Automobile Lease Securitization Trust, 1.37%, 01/15/20	895	893
World Omni Master Owner Trust, 0.68%, 02/16/16 (i) (r)	7,440	7,439

Total Non-U.S. Government Agency Asset-Backed Securities (cost $539,436)		534,398

CORPORATE BONDS AND NOTES - 45.5%

CONSUMER DISCRETIONARY - 3.8%
AutoZone Inc., 1.30%, 01/13/17	2,490	2,487
Brinker International Inc., 2.60%, 05/15/18	1,455	1,449
Carnival Corp., 1.20%, 02/05/16	2,075	2,076
CCO Safari II LLC, 3.58%, 07/23/20 (r)	2,875	2,859
Delphi Automotive Plc, 3.15%, 11/19/20	3,185	3,181
Dollar General Corp., 4.13%, 07/15/17	4,540	4,662
GLP Capital LP, 4.38%, 11/01/18 (e)	3,600	3,564
Hyatt Hotels Corp., 3.88%, 08/15/16	1,195	1,213
Interpublic Group of Cos. Inc., 2.25%, 11/15/17	6,160	6,141
INVISTA Finance LLC, 4.25%, 10/15/19 (r)	3,795	3,681
Lowe’s Cos. Inc., 1.10%, 09/14/18 (e) (i)	1,145	1,148
McDonald’s Corp., 2.10%, 12/07/18	1,010	1,011
Mohawk Industries Inc., 6.13%, 01/15/16 (k)	5,030	5,040
Newell Rubbermaid Inc.
2.05%, 12/01/17 (e)	960	943
2.15%, 10/15/18	1,880	1,820
Nissan Motor Acceptance Corp., 1.95%, 09/12/17 (r)	4,015	4,022
Omnicom Group Inc., 4.45%, 08/15/20	3,845	4,101

	Shares/Par †	Value
Thomson Reuters Corp.
0.88%, 05/23/16 (e)	6,505	6,500
1.30%, 02/23/17	1,935	1,926
Time Warner Cable Inc.
5.85%, 05/01/17	875	915
8.25%, 04/01/19	4,550	5,229
Whirlpool Corp.
1.35%, 03/01/17	1,045	1,039
1.65%, 11/01/17	1,565	1,557
Wyndham Worldwide Corp., 2.95%, 03/01/17	3,195	3,214

		69,778

CONSUMER STAPLES - 2.1%
Bunge Ltd. Finance Corp., 3.20%, 06/15/17	7,785	7,862
CVS Caremark Corp., 1.20%, 12/05/16	1,765	1,765
CVS Health Corp., 1.90%, 07/20/18	4,780	4,778
Heineken NV, 1.40%, 10/01/17 (r)	2,565	2,555
Imperial Tobacco Finance Plc, 2.05%, 02/11/18 (e) (r)	6,995	6,964
Kroger Co., 1.20%, 10/17/16	1,315	1,312
Mead Johnson Nutrition Co., 3.00%, 11/15/20	970	970
PepsiCo Inc., 1.00%, 10/13/17	6,075	6,044
Reynolds American Inc., 2.30%, 06/12/18	2,570	2,586
Tyson Foods Inc., 2.65%, 08/15/19	2,165	2,167
WM Wrigley Jr. Co., 1.40%, 10/21/16 (r)	785	784

		37,787

ENERGY - 7.2%
Anadarko Petroleum Corp.
5.95%, 09/15/16	1,910	1,963
6.38%, 09/15/17	6,615	6,936
BG Energy Capital Plc, 2.88%, 10/15/16 (r)	7,300	7,379
Cameron International Corp.
1.15%, 12/15/16	620	614
1.40%, 06/15/17	2,265	2,233
Canadian Natural Resources Ltd., 5.70%, 05/15/17	4,010	4,096
China Shenhua Overseas Capital Co. Ltd.
2.50%, 01/20/18	4,475	4,456
3.13%, 01/20/20 (e)	5,900	5,874
CNOOC Finance 2013 Ltd., 1.13%, 05/09/16	1,831	1,828
CNOOC Nexen Finance 2014 ULC, 1.63%, 04/30/17	1,835	1,824
Columbia Pipeline Group Inc., 2.45%, 06/01/18 (r)	1,520	1,486
Continental Resources Inc., 7.13%, 04/01/21	3,870	3,589
DCP Midstream Operating LP, 2.50%, 12/01/17 (e)	4,640	4,176
Delek & Avner Tamar Bond Ltd., 2.80%, 12/30/16 (r)	1,245	1,241
Ecopetrol SA, 4.25%, 09/18/18 (e)	2,940	2,925
Enbridge Inc.
0.98%, 10/01/16 (i)	5,230	5,191
0.87%, 06/02/17 (e) (i)	1,580	1,547
Energy Transfer Partners LP, 6.70%, 07/01/18	1,465	1,541
EnLink Midstream Partners LP, 2.70%, 04/01/19	630	575
Enterprise Products Operating LLC, 2.55%, 10/15/19	1,425	1,367
Exxon Mobil Corp.
1.31%, 03/06/18 (e)	5,805	5,796
0.82%, 03/06/22 (i)	8,240	8,098
Kinder Morgan Energy Partners LP, 3.50%, 03/01/16	1,525	1,530
Korea National Oil Corp., 4.00%, 10/27/16 (r)	1,725	1,760
Murphy Oil Corp., 2.50%, 12/01/17 (l)	6,955	6,379
Nabors Industries Inc., 2.35%, 09/15/16	1,730	1,721

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Noble Holding International Ltd., 3.05%, 03/01/16	4,295	4,295
ONEOK Partners LP
3.25%, 02/01/16 (e)	7,010	7,012
3.20%, 09/15/18	270	258
Petroleos Mexicanos
3.50%, 07/18/18	2,230	2,213
3.13%, 01/23/19	565	547
3.50%, 07/23/20 (r)	1,390	1,316
Pioneer Natural Resources Co., 5.88%, 07/15/16	7,238	7,351
Rowan Cos. Inc., 5.00%, 09/01/17	995	987
SESI LLC
6.38%, 05/01/19 (e)	4,245	3,940
7.13%, 12/15/21 (e)	3,995	3,556
Southwestern Energy Co., 3.30%, 01/23/18 (e) (l)	960	787
Tennessee Gas Pipeline Co. LLC, 8.00%, 02/01/16	4,960	4,982
TransCanada PipeLines Ltd., 1.28%, 06/30/16 (i)	5,985	5,975
Transocean Inc.
5.80%, 12/15/16 (l)	1,285	1,246
3.00%, 10/15/17 (e) (l)	2,040	1,809

		132,399

FINANCIALS - 20.3%
Aflac Inc., 2.65%, 02/15/17	645	653
AIA Group Ltd., 2.25%, 03/11/19 (r)	1,086	1,080
American Campus Communities Operating Partnership, 3.35%, 10/01/20	1,565	1,563
American Express Co., 0.97%, 05/22/18 (e) (i)	7,075	7,031
Aon Plc, 2.80%, 03/15/21	4,310	4,294
Bank of America Corp.
1.70%, 08/25/17	1,155	1,152
2.00%, 01/11/18	2,475	2,472
5.65%, 05/01/18	1,400	1,505
Bank of America NA, 1.75%, 06/05/18	3,635	3,615
Bank of Tokyo-Mitsubishi UFJ Ltd., 1.55%, 09/09/16 (e) (r)	5,935	5,946
Banque Federative du Credit Mutuel SA
1.70%, 01/20/17 (e) (r)	4,140	4,148
2.50%, 10/29/18 (r)	4,075	4,100
Barclays Bank Plc
5.00%, 09/22/16	2,655	2,723
6.05%, 12/04/17 (r)	6,620	7,062
BB&T Corp., 1.37%, 06/15/18 (i)	2,115	2,119
BPCE SA
1.63%, 01/26/18	4,461	4,432
2.50%, 12/10/18	4,080	4,115
Capital One Bank USA NA, 1.15%, 11/21/16	1,200	1,197
Citigroup Inc.
1.55%, 08/14/17	8,420	8,386
1.85%, 11/24/17	1,645	1,643
1.80%, 02/05/18	1,425	1,420
1.70%, 04/27/18 (e)	2,300	2,278
CNA Financial Corp., 6.50%, 08/15/16	4,820	4,963
Commonwealth Bank of Australia, 1.75%, 11/02/18	6,984	6,934
Credit Suisse, 1.38%, 05/26/17	5,805	5,778
Daimler Finance North America LLC
1.13%, 03/10/17 (e) (r)	5,590	5,548
1.19%, 08/01/18 (e) (i) (r)	3,745	3,728
Discover Bank
2.00%, 02/21/18	360	358
7.00%, 04/15/20	4,490	5,113
Discover Financial Services, 6.45%, 06/12/17	835	882
DNB Bank ASA, 3.20%, 04/03/17 (r)	4,890	4,985

	Shares/Par †	Value
ERP Operating LP, 5.13%, 03/15/16	4,000	4,031
Experian Finance Plc, 2.38%, 06/15/17 (r)	2,080	2,069
Fidelity National Financial Inc., 6.60%, 05/15/17	4,350	4,590
Fifth Third Bancorp, 3.63%, 01/25/16	2,730	2,735
Fifth Third Bank
1.15%, 11/18/16	2,855	2,852
1.35%, 06/01/17 (e)	2,960	2,952
Ford Motor Credit Co. LLC
3.00%, 06/12/17	4,470	4,514
1.68%, 09/08/17	7,310	7,222
GE Capital International Funding Co., 0.96%, 04/15/16 (r)	8,313	8,317
General Motors Financial Co. Inc.
4.75%, 08/15/17	3,740	3,876
3.10%, 01/15/19	2,425	2,422
3.15%, 01/15/20	4,705	4,663
Goldman Sachs Group Inc.
6.25%, 09/01/17	8,888	9,518
6.15%, 04/01/18	1,780	1,933
2.90%, 07/19/18	2,050	2,090
2.75%, 09/15/20 (e)	1,090	1,090
HBOS Plc, 6.75%, 05/21/18 (r)	5,360	5,847
HPHT Finance 15 Ltd., 2.25%, 03/17/18 (r)	1,548	1,538
HSBC Bank Plc, 1.00%, 05/15/18 (i) (r)	4,875	4,856
Huntington National Bank, 2.20%, 11/06/18	2,530	2,523
Hyundai Capital America
1.88%, 08/09/16 (r)	2,970	2,974
1.45%, 02/06/17 (r)	1,845	1,836
Hyundai Capital America Inc., 2.40%, 10/30/18 (r)	2,625	2,617
Hyundai Capital Services Inc.
4.38%, 07/27/16 (r)	5,345	5,419
3.50%, 09/13/17 (r)	1,725	1,757
Intercontinental Exchange Group Inc., 2.50%, 10/15/18	1,375	1,387
Intercontinental Exchange Inc., 2.75%, 12/01/20	2,970	2,971
International Lease Finance Corp., 2.46%, 06/15/16 (i)	3,475	3,466
Itau Unibanco Holding SA, 2.85%, 05/26/18 (r)	2,280	2,168
JPMorgan Chase & Co., 2.00%, 08/15/17	8,560	8,590
Legg Mason Inc., 2.70%, 07/15/19	635	633
Lloyds Bank Plc, 2.30%, 11/27/18	2,350	2,360
Manufacturers & Traders Trust Co., 1.25%, 01/30/17	5,705	5,700
Marsh & McLennan Cos. Inc., 2.55%, 10/15/18 (e)	1,655	1,671
McGraw-Hill Financial Inc., 2.50%, 08/15/18	780	785
Merrill Lynch & Co. Inc.
6.40%, 08/28/17 (e)	6,485	6,947
6.88%, 04/25/18	5,020	5,539
Metropolitan Life Global Funding I
1.30%, 04/10/17 (r)	4,025	4,024
1.50%, 01/10/18 (e) (r)	4,520	4,497
Mizuho Bank Ltd.
1.70%, 09/25/17 (r)	3,255	3,239
2.15%, 10/20/18 (r)	2,385	2,376
Morgan Stanley
1.60%, 04/25/18 (i)	5,755	5,816
1.17%, 01/24/19 (i)	10,550	10,523
National Bank of Canada, 1.45%, 11/07/17	8,005	7,955
Nationwide Building Society, 2.35%, 01/21/20 (r)	2,545	2,528
New York Life Global Funding, 1.55%, 11/02/18 (r)	3,990	3,958
Nordea Bank AB
0.88%, 05/13/16 (r)	10,140	10,139

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
1.88%, 09/17/18 (r)	2,040	2,027
PNC Bank NA, 1.15%, 11/01/16	2,845	2,845
Principal Financial Group Inc., 1.85%, 11/15/17	980	981
Principal Life Global Funding II, 2.20%, 04/08/20 (r)	3,305	3,277
Regions Bank, 7.50%, 05/15/18	961	1,068
Regions Financial Corp., 2.00%, 05/15/18	4,740	4,707
Santander Bank NA, 2.00%, 01/12/18	1,010	1,003
Santander UK Group Holdings Plc, 2.88%, 10/16/20	2,905	2,885
Solvay Finance America LLC, 3.40%, 12/03/20 (r)	3,105	3,080
Standard Chartered Plc, 1.50%, 09/08/17 (r)	4,745	4,714
Sumitomo Mitsui Banking Corp., 0.90%, 01/18/16	3,235	3,236
Sumitomo Mitsui Trust Bank Ltd., 1.80%, 03/28/18 (r)	6,520	6,470
SunTrust Banks Inc., 2.35%, 11/01/18	1,870	1,880
Swedbank AB, 1.75%, 03/12/18 (e) (r)	9,235	9,182
Toronto-Dominion Bank, 0.87%, 04/30/18 (i)	4,565	4,548
Union Bank NA, 2.13%, 06/16/17 (e)	3,630	3,653
Ventas Realty LP, 2.00%, 02/15/18	1,585	1,577
Volkswagen Group of America Finance LLC, 1.25%, 05/23/17 (r)	4,175	4,075
Wachovia Capital Trust III, 5.57%, (callable at 100 beginning 02/16/16) (e) (m)	425	409
WEA Finance LLC
1.75%, 09/15/17 (r)	2,610	2,588
3.25%, 10/05/20 (r)	805	808
Westpac Banking Corp., 1.05%, 11/25/16	2,580	2,579
XLIT Ltd., 2.30%, 12/15/18	2,015	2,016

		372,344

HEALTH CARE - 3.4%
AbbVie Inc.
1.75%, 11/06/17	1,900	1,896
1.80%, 05/14/18	5,505	5,480
Actavis Funding SCS
1.85%, 03/01/17	2,869	2,874
2.35%, 03/12/18	7,230	7,239
Aetna Inc., 1.50%, 11/15/17	2,050	2,042
Agilent Technologies Inc., 6.50%, 11/01/17	735	785
Baxalta Inc., 2.00%, 06/22/18 (r)	580	574
Biogen Inc., 2.90%, 09/15/20	1,760	1,756
Catholic Health Initiatives
1.60%, 11/01/17	535	534
2.60%, 08/01/18	2,165	2,174
Celgene Corp.
1.90%, 08/15/17	770	773
2.13%, 08/15/18	3,785	3,786
Express Scripts Holding Co., 1.25%, 06/02/17 (e)	2,790	2,771
Express Scripts Inc., 3.13%, 05/15/16	2,700	2,718
Gilead Sciences Inc., 1.85%, 09/04/18	1,980	1,989
Humana Inc., 2.63%, 10/01/19	1,435	1,439
Medtronic Inc., 1.38%, 04/01/18 (e)	1,405	1,398
Perrigo Co. Plc, 1.30%, 11/08/16 (e)	2,915	2,894
Thermo Fisher Scientific Inc., 1.30%, 02/01/17	2,615	2,606
UnitedHealth Group Inc., 1.90%, 07/16/18	3,360	3,371
Ventas Realty LP
1.55%, 09/26/16	700	700
1.25%, 04/17/17	910	903
Watson Pharmaceuticals Inc., 1.88%, 10/01/17	3,685	3,681
WellPoint Inc., 5.88%, 06/15/17	3,545	3,748
Zimmer Holdings Inc., 2.00%, 04/01/18	3,275	3,255

		61,386

	Shares/Par †	Value
INDUSTRIALS - 3.0%
Anstock II Ltd., 2.13%, 07/24/17	2,675	2,641
ERAC USA Finance LLC
1.40%, 04/15/16 (r)	2,670	2,669
2.75%, 03/15/17 (e) (r)	1,475	1,493
6.38%, 10/15/17 (r)	620	666
2.80%, 11/01/18 (r)	400	403
GATX Corp.
3.50%, 07/15/16	3,365	3,401
1.25%, 03/04/17	2,575	2,549
2.38%, 07/30/18	1,005	998
2.60%, 03/30/20	290	282
Hutchison Whampoa International 14 Ltd., 1.63%, 10/31/17 (r)	9,175	9,094
JB Hunt Transport Services Inc., 2.40%, 03/15/19	755	760
Kansas City Southern, 2.35%, 05/15/20 (e) (r)	3,920	3,786
Penske Truck Leasing Co. LP
2.50%, 03/15/16 (r)	4,265	4,272
2.88%, 07/17/18 (r)	1,405	1,414
2.50%, 06/15/19 (r)	2,080	2,046
Roper Industries Inc.
1.85%, 11/15/17	885	880
2.05%, 10/01/18 (e)	2,290	2,276
Southwest Airlines Co.
5.75%, 12/15/16	1,625	1,689
5.13%, 03/01/17 (e)	1,320	1,372
2.75%, 11/06/19 (e)	2,205	2,223
Stanley Black & Decker Inc., 2.45%, 11/17/18	8,720	8,754
Waste Management Inc., 2.60%, 09/01/16	1,300	1,309

		54,977

INFORMATION TECHNOLOGY - 1.7%
Alibaba Group Holding Ltd., 2.50%, 11/28/19	2,415	2,359
Amphenol Corp., 1.55%, 09/15/17	2,685	2,672
Avnet Inc., 6.63%, 09/15/16	875	906
Baidu Inc., 2.75%, 06/09/19	1,670	1,655
Fidelity National Information Services Inc., 1.45%, 06/05/17	1,280	1,263
Harris Corp., 2.00%, 04/27/18	2,070	2,047
Hewlett Packard Enterprise Co., 2.45%, 10/05/17 (r)	7,155	7,149
Juniper Networks Inc., 3.10%, 03/15/16	1,020	1,023
Keysight Technologies Inc., 3.30%, 10/30/19	7,555	7,426
Tencent Holdings Ltd.
2.00%, 05/02/17 (r)	2,375	2,377
2.88%, 02/11/20 (r)	1,300	1,292
Xerox Corp., 2.95%, 03/15/17	575	579

		30,748

MATERIALS - 0.9%
Anglo American Capital Plc, 1.27%, 04/15/16 (i) (r)	1,805	1,787
Eastman Chemical Co., 2.40%, 06/01/17	1,930	1,941
Goldcorp Inc., 2.13%, 03/15/18	3,900	3,780
Martin Marietta Materials Inc., 1.70%, 06/30/17 (i)	2,390	2,373
Rio Tinto Finance USA Plc, 1.38%, 06/17/16	4,245	4,242
Vale Overseas Ltd., 6.25%, 01/23/17	1,655	1,652

		15,775

TELECOMMUNICATION SERVICES - 0.8%
America Movil SAB de CV, 2.38%, 09/08/16	2,565	2,575
AT&T Inc., 2.45%, 06/30/20	2,340	2,305
British Telecommunications Plc, 1.63%, 06/28/16	1,695	1,697
CC Holdings GS V LLC, 2.38%, 12/15/17	8,750	8,759

		15,336

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
UTILITIES - 2.3%
Commonwealth Edison Co., 1.95%, 09/01/16	1,095	1,097
Dominion Resources Inc.
1.95%, 08/15/16	1,465	1,469
1.25%, 03/15/17	3,370	3,349
Electricite de France, 1.15%, 01/20/17 (r)	3,945	3,935
Exelon Corp., 1.55%, 06/09/17	2,575	2,564
Exelon Generation Co. LLC, 2.95%, 01/15/20 (e)	1,540	1,535
Georgia Power Co., 1.95%, 12/01/18	1,810	1,806
Monongahela Power Co., 5.70%, 03/15/17 (r)	420	437
NiSource Finance Corp., 6.80%, 01/15/19 (e)	1,455	1,633
Origin Energy Finance Ltd., 3.50%, 10/09/18 (r)	4,360	4,252
PPL Capital Funding Inc., 1.90%, 06/01/18	1,220	1,209
PPL WEM Holdings Plc, 3.90%, 05/01/16 (r)	4,735	4,754
PSEG Power LLC, 2.75%, 09/15/16	1,215	1,225
San Diego Gas & Electric Co., 1.91%, 02/01/22	1,486	1,460
Southern Co., 1.95%, 09/01/16 (e)	1,370	1,376
Southern Power Co., 1.85%, 12/01/17 (e)	940	939
TECO Finance Inc., 0.92%, 04/10/18 (i)	4,310	4,254
Zhejiang Energy Group Hong Kong Ltd., 2.30%, 09/30/17	4,585	4,544

		41,838

Total Corporate Bonds and Notes (cost $839,027)		832,368

GOVERNMENT AND AGENCY OBLIGATIONS - 23.7%

GOVERNMENT SECURITIES - 12.0%

Federal Home Loan Mortgage Corp. - 1.1% (w)
Federal Home Loan Mortgage Corp., 0.88%, 10/14/16	19,750	19,765

Federal National Mortgage Association - 0.8% (w)
Federal National Mortgage Association, 0.88%, 08/28/17	13,755	13,690

Municipals - 0.4%
Florida Hurricane Catastrophe Fund Finance Corp., 1.30%, 07/01/16	5,300	5,314
University of California, 0.74%, 07/01/41 (i)	1,470	1,469

		6,783

Sovereign - 0.1%
Iceland Government International Bond, 4.88%, 06/16/16 (r)	2,419	2,455

U.S. Treasury Securities - 9.6%
U.S. Treasury Note
0.75%, 01/15/17 (o)	8,700	8,692
0.50%, 07/31/17	20,275	20,122
0.63%, 08/31/17 - 09/30/17	47,165	46,855
1.00%, 09/15/17	9,025	9,020
0.88%, 11/15/17	57,550	57,355
0.88%, 07/15/18 (e)	13,615	13,494
1.75%, 09/30/19	10,610	10,684
1.25%, 01/31/20	10,250	10,094

		176,316

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 11.7%

Federal Home Loan Mortgage Corp. - 1.9%
Federal Home Loan Mortgage Corp.
5.00%, 10/01/17 - 12/01/23	1,540	1,640
4.50%, 11/01/18 - 08/01/20	66	69
5.50%, 10/01/19 - 07/01/20	304	320
1.87%, 09/25/24 (i)	2,284	2,294
2.07%, 10/25/24 (i)	870	871
1.47%, 03/25/25 - 03/25/28 (i)	2,121	2,120
1.52%, 05/27/25 (i)	1,143	1,141
4.00%, 05/01/26	877	926
1.12%, 10/25/27 (i)	1,931	1,927

	Shares/Par †	Value
1.57%, 12/25/27 - 05/25/28 (i)	3,570	3,571
6.00%, 12/01/28 - 01/01/38	1,795	2,039
2.48%, 09/01/33 - 02/01/35 (i)	154	162
2.50%, 09/01/33 - 06/01/35 (i)	404	426
2.42%, 10/01/34 (i)	42	44
2.62%, 11/01/34 - 09/01/35 (i)	509	539
2.69%, 11/01/34 (i)	22	24
2.75%, 11/01/34 (i)	33	35
2.77%, 11/01/34 (i)	29	30
2.21%, 01/01/35 (i)	46	49
2.24%, 02/01/35 - 03/01/36 (i)	324	343
2.26%, 02/01/35 (i)	41	43
2.29%, 02/01/35 (i)	41	43
2.30%, 02/01/35 (i)	17	18
2.47%, 10/01/35 (i)	178	189
2.60%, 11/01/35 (i)	167	178
REMIC, 1.43%, 08/25/17	5,503	5,506
REMIC, 1.37%, 05/25/19	3,450	3,454
REMIC, 2.06%, 03/25/20	5,929	5,995
REMIC, 5.00%, 10/15/21	71	72
REMIC, 1.77%, 04/25/28 (i)	1,810	1,810

		35,878

Federal National Mortgage Association - 8.4%
Federal National Mortgage Association
5.50%, 01/01/17 - 12/01/39	17,222	19,227
4.50%, 06/01/19 - 05/01/41	17,447	18,693
5.00%, 07/01/19 - 07/01/41	11,106	12,144
2.37%, 11/25/24 - 11/01/34 (i)	1,410	1,417
2.52%, 11/25/24 (i)	676	680
4.00%, 02/01/25 - 09/01/45	24,812	26,318
1.92%, 02/25/25 - 02/25/25 (i)	829	831
3.50%, 10/01/25 - 11/01/44	25,445	26,575
3.00%, 11/01/29 - 09/01/30	34,425	35,517
6.50%, 07/01/32 - 12/01/32	767	884
2.23%, 03/01/33 (i)	3	3
1.87%, 06/01/33 (i)	29	30
2.46%, 06/01/33 (i)	359	379
2.47%, 07/01/33 (i)	20	21
2.75%, 09/01/33 (i)	1	1
2.32%, 12/01/33 (i)	2	2
2.50%, 12/01/33 (i)	250	265
6.00%, 03/01/34 - 10/01/40	3,334	3,787
2.54%, 04/01/34 - 11/01/34 (i)	91	96
2.45%, 10/01/34 (i)	16	17
2.61%, 11/01/34 - 04/01/35 (i)	646	686
2.24%, 12/01/34 (i)	37	38
2.13%, 01/01/35 (i)	50	53
2.15%, 01/01/35 (i)	45	47
2.18%, 01/01/35 (i)	64	68
2.26%, 01/01/35 (i)	18	19
2.22%, 02/01/35 (i)	29	31
2.39%, 02/01/35 (i)	114	121
1.99%, 03/01/35 (i)	39	40
2.02%, 04/01/35 (i)	241	255
2.44%, 04/01/35 - 06/01/35 (i)	355	378
2.06%, 05/01/35 (i)	187	197
2.09%, 05/01/35 (i)	435	458
2.25%, 05/01/35 (i)	38	40
2.56%, 06/01/35 - 11/01/35 (i)	667	707
2.51%, 07/01/35 (i)	54	57
2.59%, 07/01/35 (i)	269	286
1.78%, 08/01/35 (i)	615	651
2.35%, 08/01/35 (i)	317	337
2.30%, 11/01/35 (i)	358	376
2.28%, 02/01/36 (i)	782	830
2.36%, 02/01/36 - 03/01/36 (i)	645	685
2.27%, 03/01/36 (i)	193	204

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
REMIC, 5.00%, 08/25/19 - 11/25/21	759	782

		154,233

Government National Mortgage Association - 1.4%
Government National Mortgage Association
7.00%, 12/15/17	36	37
5.50%, 07/15/20	70	73
5.00%, 12/20/34 - 02/20/40	6,558	7,245
6.00%, 07/15/36	1,782	2,058
4.50%, 09/20/40	1,399	1,524
3.50%, 03/20/43 - 09/20/45	8,359	8,732
3.00%, 10/20/44 - 11/20/44 (i)	4,484	4,597
4.00%, 01/20/45	790	827

		25,093

Total Government and Agency Obligations (cost $433,950)		434,213

SHORT TERM INVESTMENTS - 3.4%

Investment Companies - 1.3%
JNL Money Market Fund, 0.19% (a) (h)	10,582	10,582
T. Rowe Price Reserves Investment Fund, 0.22% (a) (h)	12,354	12,354

		22,936

Securities Lending Collateral - 2.1%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	39,144	39,144

Total Short Term Investments (cost $62,080)		62,080

Total Investments - 101.8% (cost $1,874,493)		1,863,059
Other Assets and Liabilities, Net - (1.8%)		(32,351)

Total Net Assets - 100.0%		$1,830,708

JNL/T. Rowe Price Value Fund

COMMON STOCKS - 99.5%

CONSUMER DISCRETIONARY - 5.4%
Carnival Corp.	794	$43,246
Johnson Controls Inc.	1,130	44,612
Las Vegas Sands Corp.	458	20,083
Lowe’s Cos. Inc.	543	41,282
Mattel Inc. (e)	1,546	42,017
Twenty-First Century Fox Inc. - Class A	812	22,040

		213,280

CONSUMER STAPLES - 9.8%
Bunge Ltd.	639	43,658
Coca-Cola Co.	498	21,386
Coca-Cola Enterprises Inc.	430	21,158
ConAgra Foods Inc.	646	27,223
CVS Health Corp.	53	5,211
Ingredion Inc.	543	52,070
Philip Morris International Inc.	967	85,000
Procter & Gamble Co.	163	12,928
Tyson Foods Inc. - Class A (e)	2,257	120,382

		389,016

ENERGY - 4.5%
Apache Corp.	574	25,517
BG Group Plc	55	790
Chevron Corp.	498	44,782
ConocoPhillips Co.	329	15,361
Exxon Mobil Corp.	552	43,059
Occidental Petroleum Corp.	285	19,276
Phillips 66	24	1,996
Royal Dutch Shell Plc - ADR	42	1,937

	Shares/Par †	Value
Spectra Energy Corp.	845	20,227
Total SA - ADR	148	6,666

		179,611

FINANCIALS - 23.2%
American Express Co.	166	11,559
Ameriprise Financial Inc.	331	35,246
Bank of America Corp.	2,972	50,019
Bank of New York Mellon Corp.	1,947	80,251
BlackRock Inc.	35	12,054
Citigroup Inc.	2,289	118,435
Digital Realty Trust Inc.	157	11,895
Discover Financial Services	471	25,266
Fifth Third Bancorp	292	5,871
Genworth Financial Inc. - Class A (c)	3,152	11,756
Intercontinental Exchange Inc.	79	20,321
JPMorgan Chase & Co.	1,604	105,912
Marsh & McLennan Cos. Inc.	1,075	59,625
MetLife Inc.	2,324	112,061
Morgan Stanley	2,897	92,160
Royal Bank of Scotland Group Plc (c)	5,982	26,592
State Street Corp.	247	16,418
Wells Fargo & Co.	213	11,590
Weyerhaeuser Co.	1,406	42,154
XL Group Plc	1,801	70,549

		919,734

HEALTH CARE - 22.3%
Aetna Inc.	396	42,848
Agilent Technologies Inc.	1,099	45,937
Allergan Plc (c)	149	46,531
Anthem Inc.	404	56,264
Baxalta Inc.	891	34,791
Becton Dickinson & Co.	149	22,898
CIGNA Corp.	333	48,772
Gilead Sciences Inc.	553	55,948
HCA Holdings Inc. (c)	946	63,955
Johnson & Johnson	31	3,195
Mallinckrodt Plc (c)	425	31,733
Medtronic Plc	976	75,068
Mylan NV (c) (e)	1,015	54,897
Perrigo Co. Plc	46	6,685
Pfizer Inc.	5,172	166,937
Thermo Fisher Scientific Inc.	494	70,074
UnitedHealth Group Inc.	317	37,280
Valeant Pharmaceuticals International Inc. (c)	207	21,031

		884,844

INDUSTRIALS - 11.1%
American Airlines Group Inc.	1,655	70,072
Boeing Co.	627	90,716
Canadian Pacific Railway Ltd.	73	9,315
Danaher Corp.	196	18,223
General Electric Co.	5,777	179,941
Pentair Plc (e)	611	30,283
Sensata Technologies Holding NV (c)	272	12,510
Tyco International Plc	919	29,313

		440,373

INFORMATION TECHNOLOGY - 9.9%
Applied Materials Inc.	485	9,046
CA Inc.	1,799	51,391
Cisco Systems Inc.	663	18,009
Juniper Networks Inc.	1,823	50,320
Keysight Technologies Inc. (c)	960	27,208
Micron Technology Inc. (c)	2,605	36,890
Microsoft Corp.	1,988	110,305
NXP Semiconductors NV (c)	117	9,857
QUALCOMM Inc.	209	10,467

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
TE Connectivity Ltd.	122	7,889
Texas Instruments Inc.	878	48,145
Western Digital Corp.	199	11,932

		391,459

MATERIALS - 4.1%
Ashland Inc.	289	29,701
Celanese Corp. - Class A	705	47,474
E. I. du Pont de Nemours & Co.	593	39,521
International Paper Co.	525	19,781
West Fraser Timber Co. Ltd.	680	25,796

		162,273

TELECOMMUNICATION SERVICES - 0.9%
Frontier Communications Corp. (e)	2,492	11,635
T-Mobile US Inc. (c)	569	22,244

		33,879

UTILITIES - 8.3%
AES Corp.	5,151	49,296
American Electric Power Co. Inc.	706	41,115
CenterPoint Energy Inc.	1,444	26,519
Edison International	440	26,035
Entergy Corp.	234	15,962
Exelon Corp.	179	4,974
FirstEnergy Corp.	2,618	83,066
PG&E Corp.	1,433	76,205
Xcel Energy Inc. (e)	132	4,737

		327,909

Total Common Stocks (cost $3,738,326)		3,942,378

CORPORATE BONDS AND NOTES - 0.1%

HEALTH CARE - 0.1%
VRX Escrow Corp., 5.88%, 05/15/23 (r)	$4,702	4,197

Total Corporate Bonds and Notes (cost $3,999)		4,197

SHORT TERM INVESTMENTS - 0.8%

Investment Companies - 0.4%
JNL Money Market Fund, 0.19% (a) (h)	6,448	6,448
T. Rowe Price Reserves Investment Fund, 0.22% (a) (h)	8,765	8,765

		15,213

Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Prime Portfolio, 0.29% (h)	17,324	17,324

Total Short Term Investments (cost $32,537)		32,537

Total Investments - 100.4% (cost $3,774,862)		3,979,112
Other Assets and Liabilities, Net - (0.4%)		(16,442)

Total Net Assets - 100.0%		$3,962,670

JNL/Westchester Capital Event Driven Fund

COMMON STOCKS - 63.6%

CONSUMER DISCRETIONARY - 15.6%
Cablevision Systems Corp. - Class A	64	$2,035
CBS Corp. - Class B (o)	79	3,719
DISH Network Corp. - Class A (c) (o)	59	3,356
General Motors Co.	23	789
Hilton Worldwide Holdings Inc.	44	931
Jarden Corp. (c)	57	3,265
Johnson Controls Inc. (o)	144	5,682
MGM Resorts International (c)	114	2,581

	Shares/Par †	Value
Sirius XM Holdings Inc. (c)	107	436
Starwood Hotels & Resorts Worldwide Inc. (o)	54	3,743
Time Warner Cable Inc. (o)	19	3,541

		30,078

CONSUMER STAPLES - 0.6%
Keurig Green Mountain Inc.	12	1,124

ENERGY - 5.2%
Anadarko Petroleum Corp.	43	2,079
Cameron International Corp. (c) (o)	53	3,348
Northern Tier Energy LP	5	118
Williams Cos. Inc. (o)	145	3,723
Williams Partners LP (o)	29	811

		10,079

FINANCIALS - 6.9%
American International Group Inc. (o)	6	372
BioMed Realty Trust Inc.	50	1,188
Citigroup Inc.	46	2,365
CYS Investments Inc. (o)	67	478
Equity Commonwealth (c) (o)	49	1,358
First Niagara Financial Group Inc. (o)	213	2,312
Hennessy Capital Acquisition Corp. (c)	45	441
NorthStar Realty Finance Corp.	77	1,315
Pacific Special Acquisition Corp. (c)	69	680
PartnerRe Ltd.	14	1,903
StanCorp Financial Group Inc.	—	16
Symetra Financial Corp.	15	480
Winthrop Realty Trust	30	388

		13,296

HEALTH CARE - 1.6%
Allergan Plc (c)	3	781
Health Net Inc. (c)	4	249
Humana Inc. (o)	7	1,160
Perrigo Co. Plc	1	145
Pfizer Inc.	23	746

		3,081

INDUSTRIALS - 2.8%
General Electric Co. (o)	12	368
Hertz Global Holdings Inc. (c) (o)	262	3,734
Precision Castparts Corp. (o)	5	1,270
SPX Flow Technology USA Inc. (c)	5	139

		5,511

INFORMATION TECHNOLOGY - 20.6%
Atmel Corp. (o)	76	655
Broadcom Corp. (o)	165	9,562
EMC Corp. (o)	167	4,278
EZchip Semiconductor Ltd. (c)	80	1,975
Fairchild Semiconductor International Inc. (c)	38	781
Heartland Payment Systems Inc.	—	9
King Digital Entertainment Plc	118	2,109
KLA-Tencor Corp. (o)	91	6,309
Microsoft Corp.	5	300
PMC - Sierra Inc. (c)	29	337
Solera Holdings Inc. (o)	56	3,081
Yahoo! Inc. (c) (o)	215	7,148
Youku Inc. - ADR (c)	119	3,241

		39,785

MATERIALS - 8.8%
Air Products & Chemicals Inc. (o)	8	1,041
Airgas Inc. (o)	28	3,877
Dow Chemical Co. (o)	100	5,132
E. I. du Pont de Nemours & Co.	30	2,018
Huntsman Corp. (o)	192	2,183

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
West China Cement Ltd.	13,297	2,735

		16,986

TELECOMMUNICATION SERVICES - 1.5%
T-Mobile US Inc. (c) (o)	73	2,860

Total Common Stocks (cost $128,600)		122,800

PREFERRED STOCKS - 1.3%

FINANCIALS - 1.3%
NorthStar Realty Finance Corp., 8.75%, (callable at 25 beginning 05/15/19) (m)	104	2,445

Total Preferred Stocks (cost $2,582)		2,445

RIGHTS - 0.0%
Pacific Special Acquisition Corp. (c)	69	11

Total Rights (cost $16)		11

WARRANTS - 0.0%
Pacific Special Acquisition Corp. (c)	69	6

Total Warrants (cost $7)		6

PURCHASED OPTIONS - 0.7%
Aetna Inc. Call Option, Strike Price 145, Expiration 01/15/16	72	—
Air Products & Chemicals Inc. Put Option, Strike Price 115, Expiration 03/18/16	64	8
American International Group Inc. Put Option, Strike Price 57.50, Expiration 02/19/16	253	15
Anadarko Petroleum Corp. Put Option, Strike Price 45, Expiration 01/15/16	322	19
Avago Technologies Ltd. Call Option, Strike Price 175, Expiration 01/15/16	22	—
Bayer AG Put Option, Strike Price EUR 100, Expiration 01/15/16, JPM	30	—
Bayer AG Put Option, Strike Price EUR 94, Expiration 02/19/16, JPM	26	1
CBS Corp. Put Option, Strike Price 37.50, Expiration 03/18/16	144	4
CBS Corp. Put Option, Strike Price 40, Expiration 03/18/16	548	25
Charter Communications Inc. Put Option, Strike Price 210, Expiration 01/15/16	22	57
Citigroup Inc. Put Option, Strike Price 47, Expiration 01/15/16	457	6
Dish Network Corp. Put Option, Strike Price 50, Expiration 01/15/16	587	3
Dow Chemical Co. Put Option, Strike Price 43, Expiration 03/18/16	356	10
Dow Chemical Co. Put Option, Strike Price 44, Expiration 01/15/16	360	1
Dow Chemical Co. Put Option, Strike Price 45, Expiration 01/15/16	83	1
E.I. du Pont de Nemours and Co. Put Option, Strike Price 55, Expiration 04/15/16	144	7
E.I. du Pont de Nemours and Co. Put Option, Strike Price 60, Expiration 01/15/16	105	2
General Electric Co. Put Option, Strike Price 26, Expiration 01/15/16	549	1
General Electric Co. Put Option, Strike Price 27, Expiration 03/18/16	98	2
General Motors Co. Put Option, Strike Price 28, Expiration 01/15/16	139	1
General Motors Co. Put Option, Strike Price 29, Expiration 01/15/16	54	—
General Motors Co. Put Option, Strike Price 31, Expiration 01/15/16	148	1

	Shares/Par †	Value
General Motors Co. Put Option, Strike Price 31, Expiration 03/18/16	1,049	66
General Motors Co. Put Option, Strike Price 32, Expiration 01/15/16	108	2
Hertz Global Holdings Inc. Put Option, Strike Price 12, Expiration 03/18/16	1,262	50
Hertz Global Holdings Inc. Put Option, Strike Price 15, Expiration 01/15/16	836	79
Hilton Worldwide Holdings Inc. Put Option, Strike Price 18, Expiration 02/19/16	348	9
Huntsman Corp. Put Option, Strike Price 10, Expiration 01/15/16	1,536	17
iShares iBoxx USD High Yield Corporate Bond ETF Put Option, Strike Price 77, Expiration 06/17/16	370	87
Johnson Controls Inc. Put Option, Strike Price 38, Expiration 01/15/16	1,042	33
Keurig Green Mountain Inc. Put Option, Strike Price 85, Expiration 03/18/16	11	3
MGM Resorts Inc. Put Option, Strike Price 17, Expiration 01/15/16	410	1
MGM Resorts Inc. Put Option, Strike Price 18, Expiration 03/18/16	595	14
Microsoft Corp. Put Option, Strike Price 48, Expiration 02/19/16	43	1
Northstar Realty Finance Put Option, Strike Price 13, 03/18/16	944	5
Pfizer Inc. Put Option, Strike Price 28, Expiration 02/19/16	77	1
Pfizer Inc. Put Option, Strike Price 29, Expiration 02/19/16	108	2
SPDR S&P 500 ETF Trust Put Option, Strike Price 175, Expiration 03/31/16	245	32
SPDR S&P 500 ETF Trust Put Option, Strike Price 195, Expiration 03/31/16	245	103
SPDR S&P 500 ETF Trust Put Option, Strike Price 200, Expiration 01/15/16	158	21
SPDR S&P 500 ETF Trust Put Option, Strike Price 204, Expiration 01/15/16	25	6
SPDR S&P 500 ETF Trust Put Option, Strike Price 205, Expiration 01/15/16	159	47
Starwood Hotels & Resorts Put Option, Strike Price 55, Expiration 02/19/16	51	1
Starwood Hotels & Resorts Put Option, Strike Price 63.70, Expiration 01/15/16	131	1
Starwood Hotels & Resorts Put Option, Strike Price 64.90, Expiration 01/15/16	129	1
T-Mobile US Inc. Put Option, Strike Price 36, Expiration 01/15/16	585	9
VMware Inc. Put Option, Strike Price 95, Expiration 09/16/16	122	488
W.R. Grace & Co. Put Option, Strike Price 90, Expiration 03/18/16	286	40

Total Purchased Options (cost $1,904)		1,283

INVESTMENT COMPANIES - 4.4%
BlackRock Floating Rate Income Strategies Fund Inc.	39	505
DoubleLine Income Solutions Fund (o)	73	1,192
Eaton Vance Floating-Rate Income Trust	117	1,482
First Trust Senior Floating Rate Income Fund II	118	1,456
Invesco Senior Income Trust	475	1,918
Voya Prime Rate Trust	389	1,967

Total Investment Companies (cost $8,590)		8,520

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
CORPORATE BONDS AND NOTES - 6.6%

CONSUMER DISCRETIONARY - 0.9%
Ameristar Casinos Inc., 7.50%, 04/15/21	$1,744	1,818

HEALTH CARE - 2.0%
Community Health Systems Inc., 8.00%, 11/15/19	2,820	2,841
MedAssets Inc., 8.00%, 11/15/18	1,000	1,017

		3,858

INDUSTRIALS - 0.2%
Manitowoc Co. Inc., 5.88%, 10/15/22	360	372

INFORMATION TECHNOLOGY - 0.5%
NCR Corp., 5.00%, 07/15/22	970	941

TELECOMMUNICATION SERVICES - 0.9%
Neptune Finco Corp., 10.13%, 01/15/23 (r)	1,674	1,745

UTILITIES - 2.1%
Energy Future Intermediate Holding Co. LLC
11.00%, 10/01/21 (c) (d)	1,062	1,123
12.25%, 03/01/22 (c) (d) (r)	2,713	2,889

		4,012

Total Corporate Bonds and Notes (cost $12,947)		12,746

Total Investments - 76.6% (cost $154,646)		147,811
Total Securities Sold Short - (17.5%) (proceeds $32,530)		(33,713)
Other Assets and Liabilities, Net - 40.9%		78,976

Total Net Assets - 100.0%		$193,074

SECURITIES SOLD SHORT - 17.5%

COMMON STOCKS - 17.5%

CONSUMER DISCRETIONARY - 4.2%
Charter Communications Inc. - Class A	26	$4,785
Interval Leisure Group Inc.	7	106
Marriott International Inc. - Class A	15	983
Newell Rubbermaid Inc.	49	2,172

		8,046

ENERGY - 2.8%
Energy Transfer Equity LP	191	2,618
Schlumberger Ltd.	38	2,645
Western Refining Inc.	1	48

		5,311

FINANCIALS - 2.2%
Equinix Inc.	8	2,427
KeyCorp	145	1,911

		4,338

HEALTH CARE - 0.1%
Centene Corp.	2	149

INFORMATION TECHNOLOGY - 8.2%
Alibaba Group Holding Ltd. - ADR	86	6,986
Arris Group Inc.	7	200
Avago Technologies Ltd.	33	4,790
Global Payments Inc.	—	4
Lam Research Corp.	45	3,613
Microsemi Corp.	2	73
VMware Inc. - Class A	4	203

		15,869

Total Securities Sold Short - 17.5% (proceeds $32,530)		$33,713

	Shares/Par †	Value
JNL/WMC Balanced Fund

COMMON STOCKS - 64.5%

CONSUMER DISCRETIONARY - 4.5%
Autoliv Inc. (e)	209	$26,091
Comcast Corp. - Class A	1,396	78,752
Ford Motor Co.	2,853	40,201
Hilton Worldwide Holdings Inc.	1,064	22,771
Lowe’s Cos. Inc.	331	25,200
Twenty-First Century Fox Inc. - Class A	886	24,063

		217,078

CONSUMER STAPLES - 5.4%
Coca-Cola Co.	882	37,878
Colgate-Palmolive Co.	396	26,376
Costco Wholesale Corp.	71	11,480
CVS Health Corp.	680	66,455
Mondelez International Inc.	691	30,964
PepsiCo Inc.	334	33,370
Philip Morris International Inc.	412	36,243
Wal-Mart Stores Inc.	299	18,347

		261,113

ENERGY - 5.4%
Anadarko Petroleum Corp.	493	23,936
Canadian Natural Resources Ltd.	647	14,130
Chevron Corp.	704	63,338
Exxon Mobil Corp. (e)	743	57,892
Hess Corp.	580	28,101
Imperial Oil Ltd.	580	18,870
Marathon Oil Corp.	831	10,465
Marathon Petroleum Corp.	123	6,384
Schlumberger Ltd.	250	17,467
Total SA - ADR (e)	465	20,915

		261,498

FINANCIALS - 15.0%
ACE Ltd. (e)	589	68,834
American Express Co.	63	4,382
Ameriprise Financial Inc.	216	22,979
Bank of America Corp.	1,914	32,211
Bank of Nova Scotia (e)	464	18,758
BlackRock Inc.	125	42,677
Citigroup Inc.	689	35,636
JPMorgan Chase & Co.	1,277	84,296
Marsh & McLennan Cos. Inc.	600	33,253
MetLife Inc.	454	21,869
Northern Trust Corp.	334	24,114
PNC Financial Services Group Inc. (e)	667	63,550
Principal Financial Group Inc.	794	35,709
Prudential Financial Inc.	706	57,488
SL Green Realty Corp.	125	14,172
Synchrony Financial (c)	564	17,160
Wells Fargo & Co.	2,653	144,244

		721,332

HEALTH CARE - 10.8%
AstraZeneca Plc - ADR	1,010	34,295
Baxter International Inc.	737	28,098
Bristol-Myers Squibb Co.	859	59,069
Cardinal Health Inc.	426	37,990
Eli Lilly & Co.	383	32,292
Johnson & Johnson	689	70,725
Medtronic Plc	822	63,252
Merck & Co. Inc.	2,186	115,472
Pfizer Inc.	1,403	45,276
UnitedHealth Group Inc.	277	32,604

		519,073

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
INDUSTRIALS - 7.6%
Canadian National Railway Co. (e)	198	11,054
Caterpillar Inc. (e)	294	19,983
CSX Corp.	1,130	29,324
Eaton Corp. Plc	484	25,190
Equifax Inc.	124	13,765
FedEx Corp.	158	23,497
Honeywell International Inc.	491	50,828
Illinois Tool Works Inc.	324	30,015
Lockheed Martin Corp.	52	11,385
Nielsen Holdings Plc	810	37,766
Raytheon Co.	134	16,712
United Continental Holdings Inc. (c)	438	25,104
United Parcel Service Inc. - Class B	491	47,206
United Technologies Corp.	269	25,817

		367,646

INFORMATION TECHNOLOGY - 9.5%
Accenture Plc - Class A	394	41,148
Alphabet Inc. - Class A (c)	96	74,679
Apple Inc.	406	42,723
Avnet Inc.	353	15,131
Cisco Systems Inc.	1,988	53,996
Intel Corp.	2,120	73,032
Microsoft Corp.	1,998	110,849
Motorola Solutions Inc. (e)	206	14,129
Texas Instruments Inc.	168	9,198
Western Digital Corp.	416	24,992

		459,877

MATERIALS - 1.7%
Ball Corp.	162	11,803
Celanese Corp. - Class A (e)	426	28,651
International Paper Co.	690	26,028
Praxair Inc.	147	15,056

		81,538

TELECOMMUNICATION SERVICES - 1.7%
Verizon Communications Inc.	1,809	83,609

UTILITIES - 2.9%
Ameren Corp.	697	30,119
Dominion Resources Inc.	466	31,522
Edison International	605	35,842
Exelon Corp.	832	23,092
UGI Corp.	528	17,833

		138,408

Total Common Stocks (cost $2,769,230)		3,111,172

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 4.6%
Ally Master Owner Trust
1.60%, 10/15/17	$6,685	6,650
1.54%, 09/16/19	3,690	3,668
AmeriCredit Automobile Receivables Trust
1.60%, 07/08/19	4,000	3,983
2.15%, 03/09/20	940	936
Apidos CDO, 1.82%, 04/17/26 (i) (r)	2,090	2,077
Apidos CLO XXII, 2.39%, 10/20/27 (i) (r)	5,150	5,054
ARES CLO Ltd., 1.84%, 04/17/26 (i) (r)	2,030	2,013
Atlas Senior Loan Fund V Ltd., 1.87%, 07/16/26 (i) (r)	495	491
Atlas Senior Loan Fund VI Ltd., 1.86%, 10/15/26 (i) (r)	2,305	2,285
Atrium XII, 2.25%, 10/22/26 (i) (r)	5,700	5,700
Avery Point CLO Ltd., 1.84%, 04/25/26 (i) (r)	1,920	1,904

	Shares/Par †	Value
Banc of America Commercial Mortgage Trust REMIC, 3.71%, 09/15/25	1,145	1,170
Bear Stearns Commercial Mortgage Securities Trust REMIC
5.71%, 04/11/16 (i)	335	337
5.54%, 07/11/16	465	469
5.54%, 09/12/16	541	548
5.62%, 04/12/38 (i)	64	64
5.20%, 12/11/38	741	755
BlueMountain CLO Ltd., 1.81%, 10/20/27 (i) (r)	5,675	5,601
Capital Auto Receivables Asset Trust, 1.72%, 01/22/19	3,570	3,563
Carlyle Global Market Strategies CLO Ltd., 2.41%, 05/15/25 (i) (r)	3,320	3,266
Cent CLO 20 Ltd., 1.78%, 01/25/26 (i) (r)	2,200	2,164
Cent CLO 21 Ltd., 1.81%, 07/27/26 (i) (r)	625	618
Cent CLO 22 Ltd., 1.82%, 11/07/26 (i) (r)	1,715	1,699
Cent CLO 24 Ltd., 2.50%, 10/15/26 (i) (r)	2,185	2,175
CIFC Funding Ltd.
1.82%, 04/18/25 (i) (r)	1,970	1,952
1.86%, 05/24/26 (i) (r)	3,500	3,458
Citibank Credit Card Issuance Trust, 5.65%, 09/20/17	750	801
CNH Equipment Trust REMIC, 1.66%, 11/16/20	4,000	3,990
Commercial Mortgage Pass-Through Certificates REMIC, 3.15%, 08/15/45	885	893
Continental Airlines Inc. Pass-Through Trust, 5.98%, 10/19/23	221	244
CSAIL Commercial Mortgage Trust REMIC
3.51%, 01/15/25	2,255	2,268
3.72%, 08/15/48	5,000	5,065
DBUBS Mortgage Trust REMIC, 3.74%, 06/01/17 (r)	605	606
Drive Auto Receivables Trust
1.23%, 09/15/16 (r)	2,825	2,822
2.12%, 04/15/17 (r)	1,940	1,936
Dryden 41 Senior Loan Fund, 2.49%, 10/15/27 (i) (r)	4,615	4,571
Dryden Senior Loan Fund, 1.67%, 04/18/26 (i) (r)	1,945	1,924
Exeter Automobile Receivables Trust, 1.54%, 11/15/19 (r)	2,006	1,997
First Investors Auto Owner Trust
1.49%, 08/15/17 (r)	3,000	2,995
1.67%, 03/16/18 (r)	2,295	2,281
Ford Credit Auto Owner Trust, 1.28%, 09/15/19	3,420	3,414
Ford Credit Floorplan Master Owner Trust
1.92%, 01/15/17	1,545	1,552
1.77%, 08/15/18	2,450	2,449
2.31%, 02/15/19	200	200
2.09%, 03/15/20 (r)	600	599
Galaxy XIX CLO Ltd., 1.87%, 01/25/27 (i) (r)	5,125	5,083
Green Tree Agency Advance Funding Trust I, 2.30%, 10/15/16 (r)	2,200	2,191
GS Mortgage Securities Trust REMIC, 3.73%, 11/10/48	4,000	4,076
GTP Acquisition Partners I LLC, 2.35%, 06/15/20 (r)	1,145	1,110
Hilton USA Trust REMIC, 2.66%, 11/05/18 (r)	1,960	1,962
Hyundai Auto Receivables Trust
1.71%, 08/15/17	182	182
2.10%, 11/15/19	545	540
ING Investment Management Co., 1.82%, 04/18/26 (i) (r)	1,940	1,915
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 5.69%, 04/12/17 (i)	3,130	3,228

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
LB-UBS Commercial Mortgage Trust REMIC, 6.09%, 04/15/41 (i)	1,257	1,324
Limerock CLO, 1.82%, 04/18/26 (i) (r)	2,200	2,170
Madison Park Funding XI Ltd.
1.77%, 01/19/25 (i) (r)	1,280	1,269
1.60%, 10/23/25 (i) (r)	3,300	3,248
Madison Park Funding XII Ltd., 1.82%, 07/20/26 (i) (r)	1,560	1,547
Merrill Lynch Mortgage Trust REMIC, 5.67%, 05/12/39 (i)	622	623
ML-CFC Commercial Mortgage Trust REMIC, 5.74%, 06/12/50 (i)	4,755	4,935
Morgan Stanley Bank of America Merrill Lynch Trust REMIC
3.25%, 12/15/24	5,000	4,924
3.31%, 04/15/25	8,000	7,879
Morgan Stanley Capital I Trust REMIC, 5.64%, 06/11/42 (i)	197	206
New Residential Advance Receivables Trust Advance, 2.32%, 08/15/16 (r)	3,975	3,972
NRZ Advance Receivables Trust, 2.54%, 11/15/16 (r)	2,500	2,496
OBP Depositor LLC Trust, 4.65%, 07/15/20 (r)	495	533
Ocwen Master Advance Receivables Trust
2.54%, 09/15/16 (r)	1,345	1,344
2.53%, 11/15/16 (r)	2,300	2,292
OZLM Funding V Ltd., 1.82%, 01/17/26 (i) (r)	4,950	4,919
OZLM VI Ltd., 1.87%, 04/17/26 (i) (r)	1,625	1,615
Prestige Auto Receivables Trust, 1.91%, 04/15/20 (r)	820	812
Santander Drive Auto Receivables Trust
1.20%, 03/15/17	1,495	1,492
2.57%, 05/15/17	845	850
2.25%, 06/17/19	910	913
1.97%, 11/15/19	2,355	2,358
2.33%, 11/15/19	505	506
2.36%, 04/15/20	3,440	3,445
SBA Tower Trust
3.16%, 10/15/20 (f) (r)	2,045	2,012
2.90%, 10/15/44 (r)	2,125	2,077
REMIC, 2.93%, 12/15/17 (r)	1,155	1,169
Seneca Park CLO Ltd., 1.80%, 07/17/26 (i) (r)	1,155	1,148
SFAVE Commercial Mortgage Securities Trust REMIC, 4.14%, 01/08/35 (r)	3,560	3,366
Shackleton CLO Ltd.
1.80%, 07/17/26 (i) (r)	1,155	1,145
1.84%, 10/20/27 (i) (r)	5,650	5,590
Southwest Airlines Co. Pass-Through Trust, 6.15%, 02/01/24	178	200
Springleaf Funding Trust
2.41%, 06/15/17 (r)	1,870	1,865
3.16%, 05/15/19 (r)	2,520	2,502
3.48%, 07/15/21 (r)	1,160	1,137
Springleaf Mortgage Loan Trust REMIC, 2.31%, 06/25/58 (r)	1,435	1,437
SPS Servicer Advance Receivables Trust, 2.92%, 07/15/47 (r)	3,005	3,002
Symphony CLO XIV Ltd., 1.80%, 07/14/26 (i) (r)	1,930	1,915
Thacher Park CLO, 1.79%, 10/20/26 (i) (r)	920	911
Voya CLO Ltd.
1.77%, 07/17/26 (i) (r)	315	312
2.52%, 10/20/27 (i) (r)	3,405	3,401
Wachovia Bank Commercial Mortgage Trust REMIC, 5.31%, 11/15/48	3,076	3,118
Wells Fargo Commercial Mortgage Trust REMIC
3.15%, 04/15/25	1,885	1,842
3.84%, 09/15/58	2,185	2,242

	Shares/Par †	Value
Westlake Automobile Receivables Trust
1.83%, 06/15/17 (r)	2,195	2,175
0.97%, 10/16/17 (r)	984	983

Total Non-U.S. Government Agency Asset- Backed Securities (cost $224,709)		222,715

CORPORATE BONDS AND NOTES - 10.9%

CONSUMER DISCRETIONARY - 0.9%
21st Century Fox America Inc.
4.50%, 02/15/21	850	915
3.00%, 09/15/22	750	739
4.00%, 10/01/23	420	434
Amazon.com Inc.
2.50%, 11/29/22	1,265	1,224
4.80%, 12/05/34	1,815	1,910
4.95%, 12/05/44	965	1,028
AutoZone Inc.
4.00%, 11/15/20	1,000	1,050
3.70%, 04/15/22	495	504
3.13%, 07/15/23	1,000	981
British Sky Broadcasting Group Plc
2.63%, 09/16/19 (r)	1,785	1,777
3.75%, 09/16/24 (r)	4,090	3,997
CCO Safari II LLC, 6.48%, 10/23/45 (r)	1,055	1,055
Comcast Corp.
6.50%, 01/15/17	750	790
5.65%, 06/15/35	165	192
4.40%, 08/15/35	2,325	2,339
6.50%, 11/15/35	165	207
6.55%, 07/01/39	375	472
COX Communications Inc.
3.25%, 12/15/22 (r)	1,000	909
4.80%, 02/01/35 (r)	2,695	2,230
DIRECTV Holdings LLC
1.75%, 01/15/18	1,000	996
4.45%, 04/01/24	3,220	3,308
3.95%, 01/15/25	160	158
Grupo Televisa SAB
6.63%, 01/15/40	375	389
5.00%, 05/13/45	385	331
Johnson Controls Inc., 3.75%, 12/01/21	1,000	1,008
Marriott International Inc., 2.88%, 03/01/21	3,225	3,200
NBCUniversal Enterprise Inc., 1.66%, 04/15/18 (r)	830	830
NBCUniversal Media LLC, 2.88%, 04/01/16	1,700	1,708
Nissan Motor Acceptance Corp.
1.80%, 03/15/18 (r)	3,400	3,384
2.65%, 09/26/18 (r)	1,445	1,463
O’Reilly Automotive Inc., 3.80%, 09/01/22	2,395	2,425
Time Warner Cable Inc.
5.85%, 05/01/17	270	283
8.75%, 02/14/19	50	58
8.25%, 04/01/19	695	799
6.55%, 05/01/37	435	440
7.30%, 07/01/38	285	309
6.75%, 06/15/39	285	286
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	195	240
Time Warner Inc.
4.88%, 03/15/20	500	541
4.75%, 03/29/21	450	484
6.25%, 03/29/41	500	555

		45,948

CONSUMER STAPLES - 0.6%
Altria Group Inc.
4.75%, 05/05/21	548	595

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
4.50%, 05/02/43	1,175	1,114
Anheuser-Busch InBev Worldwide Inc.
6.88%, 11/15/19 (l)	680	786
5.38%, 01/15/20 (l)	170	188
2.50%, 07/15/22	731	704
3.75%, 07/15/42	820	705
Coca-Cola Femsa SAB de CV, 2.38%, 11/26/18	1,266	1,264
CVS Caremark Corp.
5.75%, 06/01/17	74	78
4.00%, 12/05/23	2,680	2,785
CVS Health Corp.
4.88%, 07/20/35	2,265	2,340
5.13%, 07/20/45	2,635	2,776
Dr. Pepper Snapple Group Inc., 2.90%, 01/15/16	247	247
Grupo Bimbo SAB de CV, 3.88%, 06/27/24 (r)	835	811
Heineken NV
2.75%, 04/01/23 (r)	1,065	1,031
4.00%, 10/01/42 (r)	40	36
HJ Heinz Co., 3.50%, 07/15/22 (r)	3,365	3,389
Imperial Tobacco Finance Plc, 3.75%, 07/21/22 (r)	1,785	1,792
Japan Tobacco Inc., 2.10%, 07/23/18 (e) (r)	875	874
Kraft Foods Group Inc., 2.25%, 06/05/17	375	378
Kroger Co.
3.30%, 01/15/21	745	757
3.85%, 08/01/23	1,830	1,887
4.00%, 02/01/24	3,275	3,396
Mondelez International Inc., 4.00%, 02/01/24	740	763
SABMiller Holdings Inc.
6.50%, 07/15/18 (e) (r)	600	662
3.75%, 01/15/22 (r)	750	771
4.95%, 01/15/42 (r)	200	203

		30,332

ENERGY - 1.3%
BG Energy Capital Plc, 4.00%, 10/15/21 (r)	3,450	3,580
BP Capital Markets Plc
4.75%, 03/10/19	675	722
2.32%, 02/13/20	955	941
3.25%, 05/06/22	1,000	988
2.50%, 11/06/22	600	570
3.99%, 09/26/23	195	199
3.51%, 03/17/25	2,375	2,301
Columbia Pipeline Group Inc., 2.45%, 06/01/18 (r)	1,560	1,525
ConocoPhillips Co.
2.88%, 11/15/21	200	194
3.35%, 05/15/25	350	316
4.30%, 11/15/44 (e)	1,600	1,330
Devon Energy Corp.
3.25%, 05/15/22 (e)	510	434
5.85%, 12/15/25 (e)	3,175	3,088
5.00%, 06/15/45 (e)	1,120	849
Encana Corp., 6.50%, 05/15/19	2,170	2,116
Enterprise Products Operating LLC, 5.10%, 02/15/45	2,550	2,134
EOG Resources Inc., 5.63%, 06/01/19	190	209
Halliburton Co.
3.38%, 11/15/22	1,850	1,821
3.50%, 08/01/23	2,750	2,699
Occidental Petroleum Corp., 4.10%, 02/01/21	941	988
Phillips 66 Partners LP, 3.61%, 02/15/25	3,540	3,109
Pioneer Natural Resources Co.
7.50%, 01/15/20	4,977	5,287
4.45%, 01/15/26	2,525	2,274

	Shares/Par †	Value
Schlumberger Holdings Corp., 3.00%, 12/21/20 (e) (r)	1,645	1,624
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 04/28/20 (r)	6,270	6,168
Statoil ASA
5.25%, 04/15/19	215	235
2.25%, 11/08/19	480	478
2.90%, 11/08/20	1,945	1,977
2.75%, 11/10/21	705	701
2.45%, 01/17/23	187	177
3.70%, 03/01/24 (e)	50	51
Suncor Energy Inc., 3.60%, 12/01/24 (e)	850	801
Sunoco Logistics Partners Operations LP, 4.40%, 04/01/21	4,250	4,119
Total Capital SA, 2.13%, 08/10/18	2,250	2,257
TransCanada Pipelines Ltd., 3.80%, 10/01/20	975	995
Western Gas Partners LP, 4.00%, 07/01/22	4,950	4,380

		61,637

FINANCIALS - 4.7%
Ace Capital Trust II, 9.70%, 04/01/30	525	759
ACE INA Holdings Inc., 2.30%, 11/03/20	870	864
American Express Centurion Bank, 6.00%, 09/13/17	850	911
American Express Credit Corp.
2.38%, 03/24/17	1,025	1,036
2.13%, 07/27/18	1,700	1,714
American International Group Inc., 3.88%, 01/15/35	2,180	1,923
American Tower Corp., 3.45%, 09/15/21	4,000	4,022
Ameriprise Financial Inc., 5.30%, 03/15/20	170	189
AvalonBay Communities Inc., 3.63%, 10/01/20	905	940
AXA SA, 8.60%, 12/15/30	425	571
Bank of America Corp.
6.50%, 08/01/16	2,000	2,058
5.42%, 03/15/17	700	729
2.00%, 01/11/18	1,200	1,199
2.60%, 01/15/19	776	779
5.63%, 07/01/20	140	156
2.63%, 10/19/20	2,000	1,976
4.13%, 01/22/24	1,800	1,860
4.20%, 08/26/24	4,600	4,607
5.88%, 02/07/42	300	350
5.00%, 01/21/44	500	521
Bank of Montreal, 2.50%, 01/11/17 (e)	2,650	2,681
Bank of New York Mellon Corp.
5.45%, 05/15/19	500	552
2.15%, 02/24/20	2,920	2,889
Banque Federative du Credit Mutuel SA, 2.75%, 10/15/20 (r)	4,850	4,870
Barclays Bank Plc
6.05%, 12/04/17 (r)	550	587
2.50%, 02/20/19	1,400	1,403
6.75%, 05/22/19	320	364
3.75%, 05/15/24	1,200	1,224
BAT International Finance Plc
2.75%, 06/15/20 (r)	1,080	1,080
3.25%, 06/07/22 (r)	1,945	1,949
3.50%, 06/15/22 (r)	455	467
BNP Paribas SA, 2.40%, 12/12/18	2,500	2,520
BPCE SA
2.50%, 12/10/18	520	524
2.50%, 07/15/19	2,400	2,408
4.00%, 04/15/24 (e)	1,255	1,289
5.15%, 07/21/24 (r)	1,595	1,609
Capital One Bank USA NA, 2.15%, 11/21/18	1,930	1,913
Capital One Financial Corp.
4.75%, 07/15/21	1,500	1,626

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
3.75%, 04/24/24	2,000	2,014
3.20%, 02/05/25	2,000	1,934
4.20%, 10/29/25	1,245	1,230
CDP Financial, 4.40%, 11/25/19 (r)	600	649
Citigroup Inc.
2.50%, 09/26/18	1,000	1,009
2.50%, 07/29/19	1,155	1,153
4.50%, 01/14/22	605	648
8.13%, 07/15/39	65	93
5.88%, 01/30/42	165	189
5.30%, 05/06/44	1,055	1,096
CNA Financial Corp., 3.95%, 05/15/24	225	224
Compass Bank, 2.75%, 09/29/19	700	693
Credit Agricole SA
2.50%, 04/15/19 (r)	2,435	2,448
4.38%, 03/17/25 (r)	1,205	1,166
Credit Suisse
2.30%, 05/28/19	795	796
3.00%, 10/29/21	1,070	1,066
3.63%, 09/09/24	325	328
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22 (e) (r)	2,935	2,934
3.75%, 03/26/25 (r)	2,690	2,599
Daimler Finance North America LLC
2.63%, 09/15/16 (r)	1,400	1,412
2.38%, 08/01/18 (r)	1,400	1,402
2.25%, 07/31/19 (r)	1,790	1,767
3.88%, 09/15/21 (r)	231	240
8.50%, 01/18/31	300	435
Discover Bank, 3.10%, 06/04/20	4,700	4,713
Discover Financial Services, 6.45%, 06/12/17	90	95
Eaton Vance Corp., 6.50%, 10/02/17	30	32
ERP Operating LP, 4.75%, 07/15/20	765	827
Fifth Third Bank, 2.88%, 10/01/21	1,800	1,794
Ford Motor Credit Co. LLC
2.38%, 03/12/19	7,100	7,001
3.16%, 08/04/20	2,510	2,502
GE Capital International Funding Co.
2.34%, 11/15/20 (r)	2,141	2,125
3.37%, 11/15/25 (r)	2,687	2,736
4.42%, 11/15/35 (r)	1,286	1,313
General Electric Capital Corp.
5.55%, 05/04/20	473	535
4.63%, 01/07/21	129	142
4.65%, 10/17/21	144	159
3.15%, 09/07/22	1,028	1,052
6.15%, 08/07/37	62	78
5.88%, 01/14/38	339	415
6.88%, 01/10/39	160	218
Goldman Sachs Group Inc.
5.35%, 01/15/16	400	401
5.63%, 01/15/17	670	696
2.38%, 01/22/18	755	762
6.00%, 06/15/20	205	232
5.25%, 07/27/21	1,000	1,106
5.75%, 01/24/22	2,445	2,781
3.63%, 01/22/23	550	556
6.25%, 02/01/41	940	1,121
4.80%, 07/08/44	1,080	1,073
HCP Inc.
6.00%, 01/30/17	365	380
4.00%, 06/01/25	4,670	4,562
HSBC Bank Plc, 4.13%, 08/12/20 (r)	900	959
HSBC Bank USA NA, 5.88%, 11/01/34	250	289
HSBC Holdings Plc
4.00%, 03/30/22	870	914
5.25%, 03/14/44	260	270
HSBC USA Inc., 1.63%, 01/16/18	1,435	1,428

	Shares/Par †	Value
Huntington National Bank
2.20%, 11/06/18	3,575	3,566
2.20%, 04/01/19	915	908
2.40%, 04/01/20	2,150	2,123
ING Bank NV
3.75%, 03/07/17 (r)	1,600	1,639
1.80%, 03/16/18 (r)	3,530	3,521
JPMorgan Chase & Co.
6.30%, 04/23/19	475	533
4.50%, 01/24/22	825	890
3.25%, 09/23/22	1,000	1,006
3.38%, 05/01/23 (e)	1,060	1,042
6.40%, 05/15/38	425	541
5.40%, 01/06/42	540	607
Kimco Realty Corp., 5.78%, 03/15/16	345	348
Korea Development Bank, 2.50%, 03/11/20	3,500	3,515
Korea Finance Corp., 2.88%, 08/22/18	990	1,007
LeasePlan Corp. NV, 2.88%, 01/22/19 (r)	3,320	3,278
Liberty Mutual Group Inc., 4.25%, 06/15/23 (r)	585	595
Liberty Mutual Insurance Co., 7.88%, 10/15/26 (r)	475	572
Liberty Property LP, 6.63%, 10/01/17	225	241
Macquarie Bank Ltd., 2.40%, 01/21/20 (r)	660	654
MassMutual Global Funding II, 2.10%, 08/02/18 (r)	1,875	1,884
MetLife Inc.
1.90%, 12/15/17 (k)	415	417
4.13%, 08/13/42	265	251
Metropolitan Life Global Funding I, 1.50%, 01/10/18 (r)	1,480	1,472
Morgan Stanley
5.45%, 01/09/17	1,000	1,038
2.13%, 04/25/18	1,900	1,904
2.50%, 01/24/19	1,000	1,006
3.70%, 10/23/24	5,200	5,225
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18	1,000	1,076
3.05%, 02/15/22	445	449
Nationwide Building Society, 2.35%, 01/21/20 (r)	2,265	2,250
Northern Trust Corp., 3.45%, 11/04/20	490	512
Pentair Finance SA, 2.90%, 09/15/18	4,030	4,012
PNC Bank NA, 3.30%, 10/30/24	835	836
PNC Financial Services Group Inc., 3.90%, 04/29/24	830	850
Private Export Funding Corp.
2.25%, 12/15/17	1,985	2,018
3.25%, 06/15/25	7,600	7,804
Prudential Financial Inc.
5.50%, 03/15/16	425	429
6.00%, 12/01/17	450	483
2.30%, 08/15/18	1,885	1,899
QBE Insurance Group Ltd., 2.40%, 05/01/18 (r)	350	350
Realty Income Corp.
6.75%, 08/15/19	355	404
5.75%, 01/15/21	335	373
Santander Bank NA, 2.00%, 01/12/18	1,260	1,251
Santander Holdings USA Inc., 2.65%, 04/17/20	1,930	1,894
Santander Issuances SAU, 5.18%, 11/19/25	3,200	3,152
Scentre Group Trust, 2.38%, 11/05/19 (r)	3,175	3,133
Sovereign Bank, 8.75%, 05/30/18	450	508
Svenska Handelsbanken AB, 2.88%, 04/04/17	2,000	2,034
Synchrony Financial
2.60%, 01/15/19	1,780	1,774
3.00%, 08/15/19	3,400	3,396
2.70%, 02/03/20	755	741
Teachers Insurance & Annuity Association of America, 4.90%, 09/15/44 (r)	685	692

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
Toyota Motor Credit Corp., 2.80%, 01/11/16	1,020	1,021
U.S. Bancorp, 3.70%, 01/30/24	900	943
UBS Group AG, 2.95%, 09/24/20 (r)	2,840	2,814
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19 (r)	775	743
Wachovia Corp., 5.75%, 06/15/17	1,500	1,588
WEA Finance LLC
1.75%, 09/15/17 (r)	655	649
2.70%, 09/17/19 (r)	990	982
3.25%, 10/05/20 (r)	2,400	2,410
Wells Fargo & Co.
3.50%, 03/08/22 (e)	2,145	2,211
4.48%, 01/16/24	517	544
4.10%, 06/03/26	1,125	1,136

		225,055

HEALTH CARE - 1.5%
AbbVie Inc., 3.20%, 11/06/22	425	419
Actavis Funding SCS
3.00%, 03/12/20	885	884
3.45%, 03/15/22	3,280	3,285
4.85%, 06/15/44	750	742
Aetna Inc., 1.75%, 05/15/17	55	55
Bayer US Finance LLC
2.38%, 10/08/19 (r)	1,050	1,051
3.00%, 10/08/21 (r)	1,675	1,690
3.38%, 10/08/24 (r)	540	544
Biogen Inc., 2.90%, 09/15/20	2,245	2,240
Cardinal Health Inc.
2.40%, 11/15/19	1,345	1,345
3.50%, 11/15/24	1,205	1,207
4.50%, 11/15/44	1,405	1,355
Catholic Health Initiatives
2.60%, 08/01/18	815	818
2.95%, 11/01/22	1,730	1,688
4.35%, 11/01/42	2,270	2,123
Celgene Corp.
2.25%, 05/15/19	265	263
3.55%, 08/15/22	1,265	1,277
3.63%, 05/15/24	620	610
Cigna Corp., 3.25%, 04/15/25	5,040	4,950
Dignity Health
2.64%, 11/01/19	255	256
3.81%, 11/01/24	515	524
Eli Lilly & Co., 2.75%, 06/01/25 (e)	650	642
EMD Finance LLC
2.95%, 03/19/22 (r)	3,020	2,916
3.25%, 03/19/25 (r)	4,450	4,220
Express Scripts Holding Co.
2.65%, 02/15/17	1,897	1,916
2.25%, 06/15/19	970	964
3.90%, 02/15/22	1,000	1,028
Forest Laboratories Inc., 4.88%, 02/15/21 (r)	385	417
Gilead Sciences Inc.
2.55%, 09/01/20	1,120	1,120
3.70%, 04/01/24	1,125	1,152
4.50%, 02/01/45	545	533
Kaiser Foundation Hospitals
3.50%, 04/01/22	860	874
4.88%, 04/01/42	490	498
McKesson Corp.
2.85%, 03/15/23	90	86
3.80%, 03/15/24	1,125	1,131
Medtronic Inc.
1.38%, 04/01/18	675	671
2.50%, 03/15/20	755	761
3.15%, 03/15/22	1,070	1,082
3.63%, 03/15/24	360	369

	Shares/Par †	Value
3.50%, 03/15/25	1,715	1,735
4.38%, 03/15/35	285	288
Memorial Sloan-Kettering Cancer Center
5.00%, 07/01/42	620	664
4.20%, 07/01/55	790	761
Merck & Co. Inc.
2.80%, 05/18/23	940	936
4.15%, 05/18/43	630	633
Mylan NV, 3.00%, 12/15/18 (r)	3,370	3,363
New York and Presbyterian Hospital, 4.02%, 08/01/45	1,365	1,289
Pfizer Inc., 6.20%, 03/15/19	700	788
Roche Holdings Inc., 6.00%, 03/01/19 (l) (r)	333	372
Sanofi SA, 4.00%, 03/29/21	1,025	1,097
Toledo Hospital, 4.98%, 11/15/45	1,915	2,013
UnitedHealth Group Inc.
3.88%, 10/15/20	600	635
2.88%, 03/15/22	70	70
3.35%, 07/15/22	1,090	1,115
3.75%, 07/15/25	1,820	1,878
4.63%, 11/15/41	1,040	1,056
WellPoint Inc.
2.30%, 07/15/18	625	624
3.70%, 08/15/21	1,000	1,023
3.30%, 01/15/23	3,675	3,573

		71,619

INDUSTRIALS - 0.5%
BAE Systems Holdings Inc., 3.85%, 12/15/25 (r)	1,490	1,476
Cargill Inc., 4.31%, 05/14/21 (r)	517	553
Deere & Co., 4.38%, 10/16/19	185	200
ERAC USA Finance LLC
2.75%, 03/15/17 (r)	340	344
2.35%, 10/15/19 (r)	2,880	2,840
4.50%, 08/16/21 (r)	620	656
3.30%, 10/15/22 (r)	120	118
7.00%, 10/15/37 (r)	270	329
5.63%, 03/15/42 (r)	1,200	1,288
FedEx Corp.
2.63%, 08/01/22	190	185
2.70%, 04/15/23	520	505
4.90%, 01/15/34	1,005	1,032
5.10%, 01/15/44	1,685	1,745
Hutchison Whampoa International 11 Ltd., 3.50%, 01/13/17 (r)	920	936
Hutchison Whampoa International 14 Ltd., 3.63%, 10/31/24 (r)	1,350	1,339
Lockheed Martin Corp.
2.50%, 11/23/20	810	807
4.50%, 05/15/36	441	446
4.85%, 09/15/41	955	983
4.07%, 12/15/42	2,776	2,569
4.70%, 05/15/46	1,090	1,122
Penske Truck Leasing Co. LP, 3.20%, 07/15/20 (r)	2,880	2,852
Siemens Financieringsmaatschappij NV, 5.75%, 10/17/16 (r)	675	699
Southwest Airlines Co., 5.75%, 12/15/16	500	520

		23,544

INFORMATION TECHNOLOGY - 0.1%
Alibaba Group Holding Ltd.
2.50%, 11/28/19	2,305	2,252
3.13%, 11/28/21	450	437
Apple Inc., 2.85%, 05/06/21	1,800	1,844
EMC Corp., 1.88%, 06/01/18	2,300	2,146

		6,679

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
MATERIALS - 0.1%
BHP Billiton Finance USA Ltd., 3.85%, 09/30/23	1,725	1,634
CF Industries Inc., 5.38%, 03/15/44	1,495	1,300
LyondellBasell Industries NV, 4.63%, 02/26/55	3,495	2,834
Monsanto Co., 4.70%, 07/15/64	375	285

		6,053

TELECOMMUNICATION SERVICES - 0.4%
America Movil SAB de CV, 3.13%, 07/16/22	1,150	1,130
AT&T Inc.
6.80%, 05/15/36	150	172
6.55%, 02/15/39	155	174
BellSouth Corp., 6.55%, 06/15/34	300	314
Deutsche Telekom International Finance BV
2.25%, 03/06/17 (r)	495	498
8.75%, 06/15/30 (e) (k)	275	381
4.88%, 03/06/42 (r)	705	718
France Telecom SA
4.13%, 09/14/21 (e)	2,550	2,700
9.00%, 03/01/31 (k)	680	960
SBC Communications, 6.45%, 06/15/34	480	538
Verizon Communications Inc.
4.50%, 09/15/20	6,235	6,700
3.45%, 03/15/21	975	998
3.50%, 11/01/21	735	751
6.40%, 09/15/33	347	395
4.75%, 11/01/41	265	244
4.86%, 08/21/46	692	655
4.52%, 09/15/48	2,580	2,307

		19,635

UTILITIES - 0.8%
Abu Dhabi National Energy Co., 5.88%, 10/27/16 (r)	195	201
Atmos Energy Corp., 6.35%, 06/15/17	385	410
Berkshire Hathaway Energy Co., 4.50%, 02/01/45	1,465	1,407
Colorado Public Service Co., 5.13%, 06/01/19	500	549
Consolidated Edison Co. of New York Inc.
5.30%, 12/01/16	250	259
4.63%, 12/01/54	910	895
Dominion Resources Inc., 3.63%, 12/01/24	3,200	3,171
Duke Energy Carolinas LLC
4.30%, 06/15/20	875	947
6.10%, 06/01/37	2,200	2,659
Electricite de France
5.63% (callable at 100 beginning 01/22/24) (m) (r)	2,000	1,902
4.88%, 01/22/44 (r)	450	430
Electricite de France SA, 5.25%, (callable at 100 beginning 01/29/23) (m) (r)	770	724
Florida Power & Light Co., 5.25%, 02/01/41	1,465	1,680
Indianapolis Power & Light Co., 6.60%, 06/01/37 (r)	500	631
MidAmerican Energy Co., 6.13%, 04/01/36	350	408
NextEra Energy Capital Holdings Inc., 2.06%, 09/01/17	7,870	7,877
NiSource Finance Corp., 4.80%, 02/15/44	465	472
Northeast Utilities, 3.15%, 01/15/25	400	391
Oncor Electric Delivery Co. LLC, 5.25%, 09/30/40	325	335
Pacific Gas & Electric Co.
3.85%, 11/15/23	770	800
5.13%, 11/15/43	480	525
PPL Electric Utilities Corp., 6.25%, 05/15/39	60	76
San Diego Gas & Electric Co.
6.00%, 06/01/39	100	124

	Shares/Par †	Value
5.35%, 05/15/40	800	935
South Carolina Electric & Gas Co., 4.35%, 02/01/42	730	700
Southern California Edison Co.
2.40%, 02/01/22	685	672
5.55%, 01/15/37	500	580
Southern Co.
2.45%, 09/01/18	675	680
2.75%, 06/15/20	4,000	3,961
State Grid Overseas Investment Ltd., 2.75%, 05/07/19 (r)	2,175	2,198

		36,599

Total Corporate Bonds and Notes (cost $527,664)		527,101

GOVERNMENT AND AGENCY OBLIGATIONS - 19.1%

GOVERNMENT SECURITIES - 9.7%

Municipals - 0.9%
Bay Area Toll Authority
6.26%, 04/01/49	975	1,314
7.04%, 04/01/50	730	1,006
Chicago Transit Authority, 6.90%, 12/01/40	1,105	1,285
City of Chicago O’Hare International Airport
6.85%, 01/01/38	700	781
6.40%, 01/01/40	440	554
City of Sacramento, California (insured by Assured Guaranty Municipal Corp.), 5.85%, 08/01/19	1,260	1,382
Dallas Area Rapid Transit, 6.00%, 12/01/44	390	509
Grand Parkway Transportation Corp., 5.18%, 10/01/42	1,555	1,858
Illinois State Toll Highway Authority, 6.18%, 01/01/34	565	707
Kansas Development Finance Authority, 4.93%, 04/15/45	3,000	2,983
Los Angeles Unified School District, 5.75%, 07/01/34	800	963
Maryland Transportation Authority, 5.89%, 07/01/43	270	328
Massachusetts School Building Authority, 5.72%, 08/15/39	500	608
Metropolitan Transportation Authority
7.34%, 11/15/39	75	110
6.09%, 11/15/40	405	513
6.81%, 11/15/40	250	331
Municipal Electric Authority of Georgia, 6.64%, 04/01/57	1,885	2,262
New Jersey Economic Development Authority, 3.80%, 06/15/18	4,100	4,080
New Jersey State Turnpike Authority, 7.41%, 01/01/40	705	1,001
New York State Thruway Authority, 5.88%, 04/01/30	840	1,013
North Texas Tollway Authority, 6.72%, 01/01/49	850	1,171
Oregon School Boards Association (insured by AMBAC School Board Guaranty), 4.76%, 06/30/28	420	462
Port Authority of New York & New Jersey
6.04%, 12/01/29	105	127
4.46%, 10/01/62	2,500	2,403
4.81%, 10/15/65	640	651
State of California
7.55%, 04/01/39	200	291
7.63%, 03/01/40	400	583
State of Illinois, 5.10%, 06/01/33	5,995	5,669
University of California
4.60%, 05/15/31	940	1,002

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2015

	Shares/Par †	Value
6.55%, 05/15/48	1,170	1,502
6.58%, 05/15/49	1,825	2,358
University of California Build America Bond, 5.77%, 05/15/43	615	754
University of Missouri, 5.96%, 11/01/39	360	448
Utility Debt Securitization Authority, 3.44%, 12/15/25	1,165	1,207

		42,216

Sovereign - 0.1%
Mexico Government International Bond
3.50%, 01/21/21 (e)	1,326	1,346
3.60%, 01/30/25 (e)	2,315	2,256
Province of Ontario, Canada, 4.00%, 10/07/19	550	589

		4,191

U.S. Treasury Securities - 8.7%
U.S. Treasury Bond
5.38%, 02/15/31 (e)	16,700	22,642
2.88%, 05/15/43 (e)	26,924	26,196
3.38%, 05/15/44	15,335	16,426
3.13%, 08/15/44	8,230	8,395
3.00%, 11/15/44	450	447
2.50%, 02/15/45 (e)	10,105	9,048
U.S. Treasury Note
0.50%, 07/31/16 - 08/31/16	59,333	59,265
1.00%, 09/30/16 (e)	3,300	3,307
0.88%, 11/30/16	14,815	14,824
0.50%, 03/31/17 (e)	32,600	32,451
0.63%, 05/31/17 - 08/31/17 (e)	81,320	80,833
1.00%, 09/15/17	14,500	14,493
0.75%, 10/31/17 (e)	19,055	18,955
1.38%, 07/31/18 - 09/30/20	5,155	5,122
1.25%, 11/30/18 (e)	18,500	18,471
1.75%, 09/30/19	31,905	32,127
1.38%, 03/31/20 (e)	10,590	10,462
2.63%, 11/15/20	9,400	9,770
2.13%, 06/30/21	10,070	10,200
2.00%, 02/15/25 (e)	29,470	28,805

		422,239

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 9.4%

Federal Home Loan Mortgage Corp. - 3.6%
Federal Home Loan Mortgage Corp.
6.00%, 04/01/17 - 12/01/39	902	1,027
6.50%, 11/01/17	3	3
4.50%, 05/01/18 - 03/01/19	89	91
4.00%, 09/01/26 - 07/01/41	545	576
7.00%, 11/01/30 - 10/01/32	65	72
2.50%, 01/15/31, TBA (g)	5,900	5,951
3.00%, 01/15/31, TBA (g)	14,665	15,109
3.00%, 03/01/45 - 09/01/45	126,269	126,118
3.50%, 01/15/46, TBA (g)	20,750	21,353
5.50%, 01/15/46, TBA (g)	2,400	2,654

		172,954

Federal National Mortgage Association - 4.1%
Federal National Mortgage Association
6.00%, 01/01/18	8	8
4.50%, 09/01/23 - 01/01/45	31,813	34,401
2.47%, 05/01/25	2,858	2,778
2.68%, 05/01/25	5,190	5,079
2.81%, 07/01/25	6,000	5,927
2.99%, 10/01/25	1,845	1,850
3.09%, 10/01/25	923	934
3.50%, 03/01/26 - 03/01/26	201	211
4.00%, 09/01/26 - 09/01/26	4,044	4,281
3.00%, 05/01/27 - 09/01/45	28,641	28,696
7.50%, 09/01/29	9	11

	Shares/Par †	Value
2.00%, 01/15/31, TBA (g)	2,200	2,158
2.50%, 01/15/31 - 01/15/46, TBA (g)	14,750	14,823
3.00%, 01/15/31, TBA (g)	2,450	2,523
3.50%, 01/15/31 - 01/15/46, TBA (g)	51,575	53,340
7.00%, 10/01/33	55	62
5.50%, 03/01/38	506	565
6.50%, 10/01/38 - 10/01/39	321	376
5.00%, 07/01/40	346	383
5.00%, 01/15/46, TBA (g)	20,600	22,672
5.50%, 01/15/46, TBA (g)	8,800	9,809
REMIC, 2.79%, 05/25/25 (i)	8,250	8,128

		199,015

Government National Mortgage Association - 1.7%
Government National Mortgage Association
6.00%, 02/15/24 - 04/15/40	7,171	8,196
6.50%, 04/15/26	16	18
5.50%, 11/15/32 - 02/15/36	99	109
7.00%, 01/15/33 - 05/15/33	21	25
5.00%, 06/20/33 - 06/15/39	5,270	5,844
4.50%, 06/15/40 - 05/15/42	2,259	2,436
4.00%, 01/15/41 - 12/20/44	2,613	2,772
3.00%, 04/20/45 - 07/20/45	13,477	13,673
3.50%, 01/15/46, TBA (g)	32,025	33,374
4.50%, 01/15/46, TBA (g)	11,125	11,950
5.50%, 01/15/46, TBA (g)	3,000	3,333
REMIC, 7.50%, 09/16/35	9	11

		81,741

Total Government and Agency Obligations (cost $915,930)		922,356

SHORT TERM INVESTMENTS - 5.8%

Investment Company - 4.7%
JNL Money Market Fund, 0.19% (a) (h)	228,903	228,903

Securities Lending Collateral - 1.1%
Securities Lending Cash Collateral Fund LLC, 0.39% (a) (h)	50,565	50,565

Total Short Term Investments (cost $279,468)		279,468

Total Investments - 104.9% (cost $4,717,001)		5,062,812
Total Forward Sales Commitments - (0.8%) (proceeds $36,313)		(36,341)
Other Assets and Liabilities, Net - (4.1%)		(199,879)

Total Net Assets - 100.0%		$4,826,592

FORWARD SALES COMMITMENTS - 0.8%

GOVERNMENT AND AGENCY OBLIGATIONS - 0.8%

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.8%

Federal National Mortgage Association - 0.7%
Federal National Mortgage Association, 4.50%, 01/15/46, TBA (g)	$30,122	$32,532

Government National Mortgage Association - 0.1%
Government National Mortgage Association, 6.00%, 01/15/46, TBA (g)	3,400	3,809

Total Forward Sales Commitments - 0.8% (proceeds $36,313)		$36,341

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

(a)	Investment in affiliate.
(b)	Consolidated Schedule of Investments.
(c)	Non-income producing security.
(d)

Issuer was in bankruptcy and/or was in default relating to principal and/or interest. The aggregate value of these securities represented less than 0.50% of each Fund’s net assets except for the following Funds: JNL/Franklin Templeton Mutual Shares Fund – 0.98%, JNL/PPM America High Yield Bond Fund – 0.51%, JNL/Westchester Capital Event Driven Fund – 2.08%.

(e)	All or portion of the security was on loan.
(f)

Security fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s (“Trust”) Board of Trustees (“Board”). Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g)

All or a portion of the security was purchased or sold on a delayed delivery basis. As of December 31, 2015, the total payable for investments purchased on a delayed delivery basis was as follows: JNL/BlackRock Global Allocation Fund $13,693; JNL/Capital Guardian Global Balanced Fund $3,348; JNL/Goldman Sachs Core Plus Bond Fund $183,186; JNL/Mellon Capital Bond Index Fund $94,829; JNL/Neuberger Berman Strategic Income Fund $225,453; JNL/PIMCO Real Return Fund $1,781,032; JNL/PIMCO Total Return Bond Fund $1,311,561; JNL/WMC Balanced Fund $199,206. As of December 31, 2015, the total proceeds for investments sold on a delayed delivery basis were as follows: JNL/Goldman Sachs Core Plus Bond Fund $7,999; JNL/Mellon Capital Bond Index Fund $3,541; JNL/WMC Balanced Fund $36,313.

(h)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2015.
(i)	The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2015.
(j)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(k)

Security is a “step-up” bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2015.

(l)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(m)	Perpetual security.
(n)	Treasury inflation indexed note, par amount is adjusted for inflation.
(o)	All or a portion of the security is pledged or segregated as collateral.
(p)	Security is restricted to resale to institutional investors. See Restricted Securities in these Notes to Schedules of Investments.
(q)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Board.
(r)

The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 (“1933 Act”), as amended, to be liquid based on procedures approved by the Board. As of December 31, 2015, the value and the percentage of net assets of these liquid securities was as follows: JNL/BlackRock Global Allocation Fund - $68,255, 1.9%; JNL/DoubleLine Shiller Enhanced CAPE Fund - $31,206, 18.9%; JNL/Franklin Templeton Global Multisector Bond Fund - $202,697, 11.0%; JNL/Franklin Templeton Income Fund - $279,056, 12.2%; JNL/Franklin Templeton Mutual Shares Fund - $9,187, 0.8%; JNL/Goldman Sachs Core Plus Bond Fund - $213,642, 19.1%; JNL/Goldman Sachs Emerging Markets Debt Fund - $67,028, 16.4%; JNL/Ivy Asset Strategy Fund - $128,990, 5.5%; JNL/JPMorgan U.S. Government & Quality Bond Fund - $49,941, 3.5%; JNL/Mellon Capital Bond Index Fund - $4,828, 0.5%; JNL Multi-Manager Alternative Fund - $27,979, 4.0%; JNL/Neuberger Berman Strategic Income Fund - $38,156, 5.0%; JNL/Oppenheimer Emerging Markets Innovator Fund - $5,032, 3.9%; JNL/PIMCO Real Return Fund - $105,336, 6.7%; JNL/PIMCO Total Return Bond Fund - $390,700, 9.0%; JNL/PPM America Floating Rate Income Fund - $35,570, 2.4%; JNL/PPM America High Yield Bond Fund - $836,750, 35.3%; JNL/Scout Unconstrained Bond Fund - $41,090, 4.3%; JNL/T. Rowe Price Short-Term Bond Fund - $398,210, 21.8%; JNL/T. Rowe Price Value Fund - $4,197, 0.1%; JNL/Westchester Capital Event Driven Fund - $4,634, 2.4%; JNL/WMC Balanced Fund - $268,177, 5.6%; JNL/WMC Money Market Fund - $232,098, 14.8%

(s)	Treasury inflation indexed note, par amount is not adjusted for inflation.
(t)	The Fund had an unfunded commitment at December 31, 2015. See Unfunded Commitments in the Notes to Financial Statements.
(u)	Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.
(v)	Convertible security.
(w)	The securities in this category are a direct debt of the agency and not collateralized by mortgages.
(x)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes, which is owned by the Fund.
(y)	Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.
(z)	This variable rate senior loan will settle after December 31, 2015, at which time the interest rate will be determined.
†	Par amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts. Gold bullion is quoted in unrounded ounces.
‡	Reference index represents a custom equity basket of investments whose components are not publicly available. The notional amounts of each component in the index are not material to the Fund.
*

A Summary Schedule of Investments is presented for this portfolio. For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2015. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. A complete Schedule of Investments is available without charge, upon request, by calling the Annuity Service Center at 1-800-873-5654 or by visiting the Commission’s website, www.sec.gov.

Currencies:

AUD - Australian Dollar	CNH - Chinese Offshore Yuan	EUR - European Currency Unit (Euro)	ILS - Israeli New Shekel
AED - United Arab Emirates Dirham	CNY - Chinese Yuan	GBP - British Pound	INR - Indian Rupee
BRL - Brazilian Real	COP - Colombian Peso	GHS - Ghanaian Cedi	JPY - Japanese Yen
CAD - Canadian Dollar	CZK - Czech Republic Korunas	HKD - Hong Kong Dollar	KRW - Korean Won
CHF - Swiss Franc	DKK - Danish Krone	HUF - Hungarian Forint	LKR - Sri Lankan Rupee
CLP - Chilean Peso	DOP - Dominican Peso	IDR - Indonesian Rupiah	MXN - Mexican Peso

JNL Series Trust Sub-Advised Funds

Notes to Schedules of Investments (in thousands)

December 31, 2015

Currencies: (continued)

MYR - Malaysian Ringgit	PHP - Philippine Peso	SEK - Swedish Krona	USD - United States Dollar
NGN - Nigerian Naira	PLN - Polish Zloty	SGD - Singapore Dollar	UYU - Uruguayan Peso
NOK - Norwegian Krone	RON - Romanian New Leu	THB - Thai Baht	ZAR - South African Rand
NZD - New Zealand Dollar	RSD - Serbian Dinar	TRY - New Turkish Lira
PEN - Peruvian Nuevo Sol	RUB - Russian Ruble	TWD - Taiwan Dollar

Abbreviations:

“-” Amount rounds to less than one thousand	FDR - Fiduciary Depository Receipt
ABS - Asset Backed Security	FTSE - Financial Times and the London Stock Exchange
ADR - American Depositary Receipt	GDR - Global Depository Receipt
ASX - Australian Stock Exchange	IBEX - Iberia Index
CAC - Cotation Assistee en Continu	iTraxx - Group of international credit derivative indices monitored by the
CAPE - Cyclically Adjusted Price Earnings	International Index Company
CBT - Chicago Board of Trade	JSE - Johannesburg Stock Exchange
CDI - Chess Depository Interest	KCBT - Kansas City Board of Trade
CDO - Collateralized Debt Obligation	KOSPI - Korea Composite Stock Price Index
CDX.NA.HY - Credit Derivatives Index - North American - High Yield	LIBOR - London Interbank Offered Rate
CDX.NA.IG - Credit Derivatives Index - North American - Investment Grade	LME - London Metal Exchange
CMBX.NA.AAA - Commercial Mortgage-backed Securities Index - North American	MIB - Milano Indice Borsa MICEX - Moscow Interbank Currency Exchange Index
CLO - Collateralized Loan Obligation	MSCI - Morgan Stanley Capital International
CPURNSA - CPI Urban Consumers Index Non-Seasonally Adjusted	NASDAQ - National Association of Securities Dealers Automated Quotations
CVA - Commanditaire Vennootschap op Aandelen	NVDR - Non-Voting Depository Receipt
EAFE - Europe, Australia and Far East	OAT - Obligations Assimilables du Tresor
ETF - Exchange Traded Fund	RB - Revenue Bond
Euribor- Europe Interbank Offered Rate	RBOB - Reformulated Blendstock for Oxygenate Blending
Euro-Bobl - debt instrument issued by the Federal Republic of Germany with a term of 4.5 to 5.5 years	REIT - Real Estate Investment Trust REMIC - Real Estate Mortgage Investment Conduit
Euro-Bund - debt instrument issued by the Federal Republic of Germany with a term of 8.5 to 10.5 years	S&P - Standard & Poor’s SDR - Swedish Depository Receipt
Euro-Buxl - debt instrument issued by the Federal Republic of Germany with a term of 24 to 35 years	SGX - Singapore Exchange SPDR - Standard & Poor’s Depository Receipt
Euro-BTP - debt instrument issued by the Republic of Italy with a term of 2 to 11 years	SPI - Schedule Performance Index TBA - To Be Announced (Securities purchased on a delayed delivery basis)
Euro-OAT - debt instrument issued by the Republic of France with a term of 8.5 to 10.5 years	TES - Peso Denominated Treasury Bonds UFJ - United Financial of Japan
Euro-Schatz - debt instrument issued by the Federal Republic of Germany with a term of 1.75 to 2.25 years	ULSD - Ultra-low sulfur diesel WTI - West Texas Intermediate

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.	JPM - J.P. Morgan Securities, Inc.
BBP - Barclays Bank Plc	MLP - Merrill Lynch Professional Clearing Corp.
BCL - Barclays Capital Inc.	MSC - Morgan Stanley & Co., Incorporated
BNP - BNP Paribas Securities	MSI - Morgan Stanley & Co. International Plc
BNY - BNY Capital Markets	MSS - Morgan Stanley Capital Services Inc.
BOA - Bancamerica Securities/Bank of America NA	RBC - Royal Bank of Canada
CGM - Citigroup Global Markets	RBS - Royal Bank of Scotland
CIT - Citibank, Inc.	SCB - Standard Chartered Bank
CIS - Capital Institutional Services Inc.	SGB - Societe Generale Bannon LLC
CSI - Credit Suisse Securities, LLC	SSB - State Street Brokerage Services, Inc.
DUB - Deutsche Bank Alex Brown Inc.	TDS - TD Securities Inc.
GSC - Goldman Sachs & Co.	UBS - UBS Securities LLC
GSI - Goldman Sachs International	WBC - Westpac Banking Corporation
HSB - HSBC Securities, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Series Trust:

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities of JNL BlackRock Global Allocation Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Capital Guardian Global Balanced Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/DFA U.S. Core Equity Fund, JNL/DoubleLine Shiller Enhanced CAPE Fund, JNL/Franklin Templeton Global Growth Fund, JNL Franklin/Templeton Global Multisector Bond Fund, JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton International Small Cap Growth Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Goldman Sachs Mid Cap Value Fund, JNL/Goldman Sachs U.S. Equity Flex Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco Small Cap Growth Fund, JNL/Ivy Asset Strategy Fund, JNL/JPMorgan MidCap Growth Fund, JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital Emerging Markets Index Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital Bond Index Fund, JNL/Multi-Manager Alternative Fund, JNL/Multi-Manager Small Cap Growth Fund, JNL/Multi-Manager Small Cap Value Fund, JNL/Neuberger Berman Strategic Income Fund, JNL/Oppenheimer Global Growth Fund, JNL/PIMCO Real Return Fund, JNL/PIMCO Total Return Bond Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/S&P International 5 Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price Value Fund, JNL/Westchester Capital Event Driven Fund and JNL/WMC Balanced Fund (the “Funds”), including the summary schedules of investments, as of December 31, 2015, and the related statements of operations and cash flows (with respect to JNL/Goldman Sachs U.S. Equity Flex Fund and JNL/PIMCO Real Return Fund) for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended (collectively, the “financial statements”), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedules of investments as of December 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedules of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedules of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (consolidated, where applicable), financial highlights, and schedules of investments referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, and the results of their operations and cash flows (with respect to JNL/Goldman Sachs U.S. Equity Flex Fund and JNL/PIMCO Real Return Fund) for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2016

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)	The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2016

By:	/s/ Gerard A.M. Oprins
Gerard A.M. Oprins
Principal Financial Officer

Date:	March 7, 2016

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.